                          PROSPECTUS DATED MAY 1, 2004

                                      FOR

                  NEW YORK LIFE LIFESTAGES(R) VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
             51 MADISON AVENUE, ROOM 452, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Prospectus describes the individual flexible premium New York Life LifeStages(R) Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments will commence, and a guaranteed death benefit if the owner or annuitant dies before income payments have commenced.

     Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among the Fixed Account option, three general account options specifically for the Dollar Cost Averaging Advantage Plan and the variable investment divisions listed below.

-    MainStay VP Bond
-    MainStay VP Capital Appreciation
-    MainStay VP Cash Management
-    MainStay VP Common Stock
     (formerly MainStay VP Growth Equity)
-    MainStay VP Convertible
-    MainStay VP Government
-    MainStay VP High Yield Corporate Bond
-    MainStay VP International Equity
-    MainStay VP Mid Cap Core
-    MainStay VP Mid Cap Growth
-    MainStay VP Mid Cap Value
     (formerly MainStay VP Equity Income)
-    MainStay VP S&P 500 Index
     (formerly MainStay VP Indexed Equity)
-    MainStay VP Small Cap Growth
-    MainStay VP Total Return
-    MainStay VP Value
-    MainStay VP American Century Income & Growth
-    MainStay VP Dreyfus Large Company Value
-    MainStay VP Eagle Asset Management Growth Equity
-    MainStay VP Lord Abbett Developing Growth
-    Alger American Small Capitalization
-    Calvert Social Balanced
-    Dreyfus IP Technology Growth
-    Fidelity(R) VIP Contrafund(R)
-    Fidelity(R) VIP Equity-Income
-    Fidelity(R) VIP Mid Cap
-    Janus Aspen Series Balanced
-    Janus Aspen Series Worldwide Growth
-    MFS(R) Investors Trust Series
-    MFS(R) Research Series
-    MFS(R) Utilities Series
-    Neuberger Berman AMT MidCap Growth
-    T. Rowe Price Equity Income Portfolio
-    Van Eck Worldwide Hard Assets
-    Van Kampen UIF Emerging Markets Equity
-    Victory VIF Diversified Stock

     SOME INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED PRIOR TO JUNE 2, 2003 DIFFER FROM INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED ON OR AFTER JUNE 2, 2003. PLEASE REFER TO THE EXAMPLES SECTION OF THIS PROSPECTUS FOR A LIST OF THE CORRESPONDING INVESTMENT DIVISIONS AVAILABLE TO YOU.

     We do not guarantee the investment performance of these variable investment divisions. Depending on current market conditions, you can make or lose money in any of the investment divisions.

     You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless accompanied by current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, The Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust and Victory Variable Insurance Funds (the "Funds", each individually a "Fund"). Each Investment Division invests in shares of a corresponding Fund portfolio.

     To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2004. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address above.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS


                                         PAGE
                                         ----
DEFINITIONS............................    3
TABLE OF FEES AND EXPENSES.............    4
QUESTIONS AND ANSWERS ABOUT
  LIFESTAGES(R) VARIABLE ANNUITY.......   15
  How Do I Contact NYLIAC?.............   18
FINANCIAL STATEMENTS...................   18
CONDENSED FINANCIAL INFORMATION........   19
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNT..............................   23
  New York Life Insurance and Annuity
     Corporation.......................   23
  The Separate Account.................   23
  The Portfolios.......................   23
  Additions, Deletions or Substitutions
     of Investments....................   25
  Reinvestment.........................   25
THE POLICIES...........................   25
  Selecting the Variable Annuity That's
     Right for You.....................   25
  Qualified and Non-Qualified
     Policies..........................   28
  Policy Application and Premium
     Payments..........................   28
  Payments Returned for Insufficient
     Funds.............................   29
  Your Right to Cancel ("Free Look")...   29
  Issue Ages...........................   29
  Transfers............................   29
     (a) Limits on Transfers...........   30
  Virtual Service Center and
     Interactive Voice Response
     System............................   31
  Dollar Cost Averaging (DCA)
     Programs..........................   32
     (a) Traditional Dollar  Cost
         Averaging.....................   32
     (b) The DCA Advantage  Plan.......   33
  Automatic Asset Reallocation.........   34
  Interest Sweep.......................   34
  Accumulation Period..................   34
     (a) Crediting of Premium
          Payments.....................   34
     (b) Valuation of Accumulation
          Units........................   35
  Riders...............................   35
     (a) Living Needs Benefit Rider....   35
     (b) Unemployment Benefit  Rider...   35
     (c) Investment Protection Plan
         Rider (optional)..............   35
     (d) Enhanced Beneficiary Benefit
         Rider (optional)..............   37
     (e) Enhanced Spousal Continuance
         Rider (optional)..............   38
     (f) Upromise Account Rider
         (optional)....................   39
  Policy Owner Inquiries...............   39
  Records and Reports..................   39
CHARGES AND DEDUCTIONS.................   40
  Surrender Charges....................   40
  Amount of Surrender Charge...........   40
  Exceptions to Surrender Charges......   40



                                         PAGE
                                         ----
  Other Charges........................   41
     (a) Mortality and Expense Risk
          Charges......................   41
     (b) Administration Fee............   41
     (c) Policy Service Charge.........   41
     (d) Fund Charges..................   41
     (e) Investment Protection Plan
         Rider Charge (optional).......   41
     (f) Rider Risk Charge Adjustment
         (optional)....................   42
     (g) Transfer Fees.................   42
     (h) Enhanced Beneficiary Benefit
         Rider Charge..................   42
  Group and Sponsored Arrangements.....   42
  Taxes................................   43
DISTRIBUTIONS UNDER THE POLICY.........   43
  Surrenders and Withdrawals...........   43
     (a) Surrenders....................   43
     (b) Partial Withdrawals...........   43
     (c) Periodic Partial
         Withdrawals...................   44
     (d) Hardship Withdrawals..........   44
  Required Minimum Distribution
      Option...........................   44
  Our Right to Cancel..................   44
  Annuity Commencement Date............   44
  Death Before Annuity Commencement....   45
  Income Payments......................   46
     (a) Election of Income Payment
          Options......................   46
     (b) Proof of Survivorship.........   46
  Delay of Payments....................   47
  Designation of Beneficiary...........   47
  Restrictions Under Internal Revenue
     Code Section 403(b)(11)...........   47
  Loans................................   47
THE FIXED ACCOUNT......................   48
     (a) Interest Crediting............   48
     (b) Transfers to Investment
          Divisions....................   49
     (c) Fixed Account Initial  Premium
         Guarantee.....................   49
THE DCA ADVANTAGE PLAN ACCOUNTS........   49
FEDERAL TAX MATTERS....................   50
  Introduction.........................   50
  Taxation of Annuities in General.....   50
  Qualified Policies...................   51
     (a) Section 403(b) Plans..........   51
     (b) Individual Retirement
          Annuities....................   51
     (c) Roth Individual Retirement
          Annuities....................   51
     (d) Deferred Compensation
          Plans........................   52
     (e) Inherited IRAs................
DISTRIBUTOR OF THE POLICIES............   52
VOTING RIGHTS..........................   52
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION...............   53


THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, Fixed Accumulation Value and the DCA Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

DOLLAR COST AVERAGING (DCA) ADVANTAGE PLAN ACCOUNTS--The 6-month, 12-month and 18-month DCA accounts used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING (DCA) ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Accounts.

DOLLAR COST AVERAGING (DCA) ACCUMULATION VALUE--The sum of premium payments allocated to the DCA Advantage Plan Accounts, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS (PORTFOLIOS)--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCUMULATION VALUE--The sum of premium payments and transfers allocated to the Fixed Account, plus interest credited on those premium payments and transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges deducted from the Fixed Account.

FUND--A diversified, open-end management investment company.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use in connection with employee retirement plans that qualify for special federal income tax treatment.

NYLIAC, WE, OUR OR US--New York Life and Annuity Corporation.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies issued under employee retirement plans that qualify for special federal income tax treatment.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          Current and Guaranteed Maximum: 7% of amount
 (as a % of amount withdrawn)                              withdrawn(1)
 Transfer Fee                                              Current: No charge.
                                                           Guaranteed Maximum: $30 per transfer for each transfer
                                                           over 12 in a Policy Year.

1 In Payment Years 4 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 6% during Payment Years 1-4; 5% during Payment Year 5; 4% during Payment Year 6; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
                         CHARGE                            AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              Lesser of $30 or 2% of the Accumulation Value for
                                                           policies with less than $20,000 Accumulation Value
 Separate Account Annual Expenses                          Current and Guaranteed Maximum: 1.40% (annualized) of
                                                           the daily average Variable Accumulation Value,
                                                           including mortality and expense risk and administrative
                                                           fees.)
 Optional Riders
   - Investment Protection Plan Rider Charge               Current: 0.45% (annualized) of the amount that is
                                                           guaranteed, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the amount
                                                           that is guaranteed, deducted on a quarterly basis.
   - Rider Risk Adjustment Charge                          Current: Contact your Registered Representative(1).
                                                           Guaranteed Maximum: 2.00% (annualized) of the amount
                                                           that is guaranteed for cancellation of the Investment
                                                           Protection Plan.
   - Enhanced Beneficiary Benefit Rider Charge             Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the Policy's
                                                           Accumulation Value, deducted on a quarterly basis.

(1) The maximum for the Rider Risk Adjustment is 2.00% (annualized). However, we may set a lower charge at our sole discretion. Contact your Registered Representative to determine the percentage we are currently charging before you select this feature.

The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2003. The expenses are expressed as a percentage of average net assets of the Fund and may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                -------------------------
                                                                  MINIMUM       MAXIMUM
  ---------------------------------------------------------------------------------------
  FOR POLICIES PURCHASED ON OR AFTER JUNE 2, 2003: Expenses           0.55%         2.22%
    that are deducted from the Investment Division assets,
    including management fees, 12b-1 fees, administration fees and other expenses.
  FOR POLICIES PURCHASED PRIOR TO JUNE 2, 2003: Expenses that         0.39%         1.87%
    are deducted from the Investment Division assets,
    including management fees, 12b-1 fees, administration fees and other expenses.

FOR POLICIES PURCHASED ON OR AFTER JUNE 2, 2003:

Examples

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the charges and expenses of the policy including the annual policy service charge. The annual policy service charge does not apply to policies with an Accumulation Value of $20,000 or greater. Therefore, if your policy's Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes upon surrender of the policy or the Annuity Commencement Date.

     You would pay the following expenses on a $10,000 investment in one of the Investment Divisions listed, assuming a 5% annual return on assets:

                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP BOND--SERVICE CLASS
without any Riders.......................  $414.40     $778.06   $1,329.96   $2,763.95
with IPP Rider...........................  $458.90     $913.01   $1,553.42   $3,273.32
with EBB Rider...........................  $444.08     $868.22   $1,479.50   $3,129.87
with IPP & EBB Riders....................  $488.58   $1,003.17   $1,702.94   $3,567.19

MAINSTAY VP CAPITAL APPRECIATION--
  SERVICE CLASS
without any Riders.......................  $424.29     $808.16   $1,379.98   $2,860.64
with IPP Rider...........................  $468.76     $942.70   $1,602.29   $3,367.42
with EBB Rider...........................  $453.95     $898.05   $1,528.75   $3,225.54
with IPP & EBB Riders....................  $498.41   $1,032.60   $1,751.04   $3,658.11

MAINSTAY VP CASH MANAGEMENT
without any Riders.......................  $390.63     $705.47   $1,208.91   $2,527.66
with IPP Rider...........................  $435.24     $841.44   $1,435.17   $3,043.29
with EBB Rider...........................  $420.39     $796.31   $1,360.31   $2,896.04
with IPP & EBB Riders....................  $465.01     $932.28   $1,586.60   $3,345.02

MAINSTAY VP COMMON STOCK--SERVICE CLASS
without any Riders.......................  $412.41     $772.03   $1,319.94   $2,744.48
with IPP Rider...........................  $456.94     $907.07   $1,543.61   $3,254.35
with EBB Rider...........................  $442.11     $862.25   $1,469.62   $3,110.64
with IPP & EBB Riders....................  $486.63     $997.29   $1,693.31   $3,548.89

MAINSTAY VP CONVERTIBLE--SERVICE CLASS
without any Riders.......................  $427.24     $817.15   $1,394.92   $2,889.43
with IPP Rider...........................  $471.69     $951.59   $1,616.90   $3,395.44
with EBB Rider...........................  $456.90     $906.97   $1,543.46   $3,254.06
with IPP & EBB Riders....................  $501.35   $1,041.39   $1,765.42   $3,685.17

MAINSTAY VP GOVERNMENT--SERVICE CLASS
without any Riders.......................  $419.34     $793.12   $1,355.00   $2,812.38
with IPP Rider...........................  $463.83     $927.87   $1,577.89   $3,320.48
with EBB Rider...........................  $449.02     $883.14   $1,504.15   $3,177.85
with IPP & EBB Riders....................  $493.51   $1,017.90   $1,727.04   $3,612.80


                                              EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP BOND--SERVICE CLASS
without any Riders.......................  $414.40     $947.76   $1,457.35   $2,763.95
with IPP Rider...........................  $458.90   $1,080.43   $1,677.98   $3,273.32
with EBB Rider...........................  $444.08   $1,036.40   $1,605.00   $3,129.87
with IPP & EBB Riders....................  $488.58   $1,169.07   $1,825.60   $3,567.19
MAINSTAY VP CAPITAL APPRECIATION--
  SERVICE CLASS
without any Riders.......................  $424.29     $977.35   $1,506.74   $2,860.64
with IPP Rider...........................  $468.76   $1,109.62   $1,726.23   $3,367.42
with EBB Rider...........................  $453.95   $1,065.72   $1,653.61   $3,225.54
with IPP & EBB Riders....................  $498.41   $1,198.00   $1,873.08   $3,658.11
MAINSTAY VP CASH MANAGEMENT
without any Riders.......................  $390.63     $876.40   $1,337.84   $2,527.66
with IPP Rider...........................  $435.24   $1,010.07   $1,561.22   $3,043.29
with EBB Rider...........................  $420.39     $965.70   $1,487.32   $2,896.04
with IPP & EBB Riders....................  $465.01   $1,099.37   $1,710.74   $3,345.02
MAINSTAY VP COMMON STOCK--SERVICE CLASS
without any Riders.......................  $412.41     $941.83   $1,447.46   $2,744.48
with IPP Rider...........................  $456.94   $1,074.59   $1,668.29   $3,254.35
with EBB Rider...........................  $442.11   $1,030.53   $1,595.24   $3,110.64
with IPP & EBB Riders....................  $486.63   $1,163.28   $1,816.09   $3,548.89
MAINSTAY VP CONVERTIBLE--SERVICE CLASS
without any Riders.......................  $427.24     $986.19   $1,521.49   $2,889.43
with IPP Rider...........................  $471.69   $1,118.35   $1,740.65   $3,395.44
with EBB Rider...........................  $456.90   $1,074.49   $1,668.14   $3,254.06
with IPP & EBB Riders....................  $501.35   $1,206.64   $1,887.28   $3,685.17
MAINSTAY VP GOVERNMENT--SERVICE CLASS
without any Riders.......................  $419.34     $962.56   $1,482.07   $2,812.38
with IPP Rider...........................  $463.83   $1,095.04   $1,702.14   $3,320.48
with EBB Rider...........................  $449.02   $1,051.06   $1,629.33   $3,177.85
with IPP & EBB Riders....................  $493.51   $1,183.55   $1,849.39   $3,612.80

                                              EXPENSES IF YOU DO NOT SURRENDER YOUR
                                                             POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP BOND--SERVICE CLASS
without any Riders.......................  $252.93     $778.06   $1,329.96   $2,763.95
with IPP Rider...........................  $298.16     $913.01   $1,553.42   $3,273.32
with EBB Rider...........................  $283.10     $868.22   $1,479.50   $3,129.87
with IPP & EBB Riders....................  $328.33   $1,003.17   $1,702.94   $3,567.19
MAINSTAY VP CAPITAL APPRECIATION--
  SERVICE CLASS
without any Riders.......................  $262.98     $808.16   $1,379.98   $2,860.64
with IPP Rider...........................  $308.18     $942.70   $1,602.29   $3,367.42
with EBB Rider...........................  $293.13     $898.05   $1,528.75   $3,225.54
with IPP & EBB Riders....................  $338.11   $1,032.60   $1,751.04   $3,658.11
MAINSTAY VP CASH MANAGEMENT
without any Riders.......................  $228.78     $705.47   $1,208.91   $2,527.66
with IPP Rider...........................  $274.12     $841.44   $1,435.17   $3,043.29
with EBB Rider...........................  $259.02     $796.31   $1,360.31   $2,896.04
with IPP & EBB Riders....................  $304.37     $932.28   $1,586.60   $3,345.02
MAINSTAY VP COMMON STOCK--SERVICE CLASS
without any Riders.......................  $250.92     $772.03   $1,319.94   $2,744.48
with IPP Rider...........................  $296.16     $907.07   $1,543.61   $3,254.35
with EBB Rider...........................  $281.10     $862.25   $1,469.62   $3,110.64
with IPP & EBB Riders....................  $326.34     $997.29   $1,693.31   $3,548.89
MAINSTAY VP CONVERTIBLE--SERVICE CLASS
without any Riders.......................  $265.99     $817.15   $1,394.92   $2,889.43
with IPP Rider...........................  $311.16     $951.59   $1,616.90   $3,395.44
with EBB Rider...........................  $296.13     $906.97   $1,543.46   $3,254.06
with IPP & EBB Riders....................  $341.30   $1,041.39   $1,765.42   $3,685.17
MAINSTAY VP GOVERNMENT--SERVICE CLASS
without any Riders.......................  $257.95     $793.12   $1,355.00   $2,812.38
with IPP Rider...........................  $303.17     $927.87   $1,577.89   $3,320.48
with EBB Rider...........................  $288.12     $883.14   $1,504.15   $3,177.85
with IPP & EBB Riders....................  $333.34   $1,017.90   $1,727.04   $3,612.80


                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
LZvMAINSTAY VP HIGH YIELD CORPORATE
  BOND--SERVICE CLASS
without any Riders.......................  $420.33     $796.13   $1,360.01   $2,822.09
with IPP Rider...........................  $464.81     $930.82   $1,582.76   $3,329.88
with EBB Rider...........................  $450.00     $886.14   $1,509.08   $3,187.39
with IPP & EBB Riders....................  $494.49   $1,020.84   $1,731.83   $3,621.87
MAINSTAY VP INTERNATIONAL EQUITY--
  SERVICE CLASS
without any Riders.......................  $466.73     $936.31   $1,592.26   $3,265.21
with IPP Rider...........................  $510.99   $1,069.38   $1,809.62   $3,760.76
with EBB Rider...........................  $496.26   $1,025.32   $1,737.71   $3,625.42
with IPP & EBB Riders....................  $540.53   $1,158.07   $1,955.06   $4,038.03
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders.......................  $477.55     $969.19   $1,645.81   $3,365.79
with IPP Rider...........................  $521.77   $1,101.53   $1,861.94   $3,858.47
with EBB Rider...........................  $507.05   $1,057.59   $1,790.41   $3,724.77
with IPP & EBB Riders....................  $551.28   $1,189.94   $2,006.54   $4,132.41
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without any Riders.......................  $456.86     $906.86   $1,543.28   $3,172.71
with IPP Rider...........................  $501.18   $1,040.07   $1,761.79   $3,670.90
with EBB Rider...........................  $486.42     $995.86   $1,689.52   $3,534.09
with IPP & EBB Riders....................  $530.74   $1,129.02   $1,907.98   $3,951.23
MAINSTAY VP MID CAP VALUE--SERVICE CLASS
without any Riders.......................  $444.04     $868.08   $1,479.26   $3,051.05
with IPP Rider...........................  $488.42   $1,001.81   $1,699.25   $3,552.60
with EBB Rider...........................  $473.64     $957.42   $1,626.48   $3,413.82
with IPP & EBB Riders....................  $518.01   $1,091.13   $1,846.46   $3,837.00
MAINSTAY VP S&P 500 INDEX--SERVICE CLASS
without any Riders.......................  $399.55     $732.76   $1,254.46   $2,616.94
with IPP Rider...........................  $444.13     $868.34   $1,479.69   $3,130.25
with EBB Rider...........................  $429.29     $823.33   $1,405.18   $2,984.46
with IPP & EBB Riders....................  $473.85     $958.91   $1,630.40   $3,429.02
MAINSTAY VP SMALL CAP GROWTH--SERVICE
  CLASS
without any Riders.......................  $480.50     $978.08   $1,660.38   $3,393.03
with IPP Rider...........................  $524.72   $1,110.31   $1,876.19   $3,884.94
with EBB Rider...........................  $510.00   $1,066.40   $1,804.77   $3,751.67
with IPP & EBB Riders....................  $554.21   $1,198.61   $2,020.55   $4,157.98


                                              EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
LZvMAINSTAY VP HIGH YIELD CORPORATE
  BOND--SERVICE CLASS
without any Riders.......................  $420.33     $965.52   $1,487.02   $2,822.09
with IPP Rider...........................  $464.81   $1,097.94   $1,706.94   $3,329.88
with EBB Rider...........................  $450.00   $1,054.01   $1,634.19   $3,187.39
with IPP & EBB Riders....................  $494.49   $1,186.44   $1,854.12   $3,621.87
MAINSTAY VP INTERNATIONAL EQUITY--
  SERVICE CLASS
without any Riders.......................  $466.73   $1,103.63   $1,716.32   $3,265.21
with IPP Rider...........................  $510.99   $1,234.16   $1,930.91   $3,760.76
with EBB Rider...........................  $496.26   $1,190.84   $1,859.92   $3,625.42
with IPP & EBB Riders....................  $540.53   $1,321.35   $2,074.51   $4,038.03
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders.......................  $477.55   $1,135.66   $1,769.19   $3,365.79
with IPP Rider...........................  $521.77   $1,265.77   $1,982.58   $3,858.47
with EBB Rider...........................  $507.05   $1,222.57   $1,911.96   $3,724.77
with IPP & EBB Riders....................  $551.28   $1,352.68   $2,125.34   $4,132.41
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without any Riders.......................  $456.86   $1,074.39   $1,667.96   $3,172.71
with IPP Rider...........................  $501.18   $1,205.34   $1,883.69   $3,670.90
with EBB Rider...........................  $486.42   $1,161.88   $1,812.34   $3,534.09
with IPP & EBB Riders....................  $530.74   $1,292.79   $2,028.03   $3,951.23
MAINSTAY VP MID CAP VALUE--SERVICE CLASS
without any Riders.......................  $444.04   $1,036.26   $1,604.76   $3,051.05
with IPP Rider...........................  $488.42   $1,167.73   $1,821.96   $3,552.60
with EBB Rider...........................  $473.64   $1,124.09   $1,750.11   $3,413.82
with IPP & EBB Riders....................  $518.01   $1,255.54   $1,967.29   $3,837.00
MAINSTAY VP S&P 500 INDEX--SERVICE CLASS
without any Riders.......................  $399.55     $903.23   $1,382.82   $2,616.94
with IPP Rider...........................  $444.13   $1,036.52   $1,605.18   $3,130.25
with EBB Rider...........................  $429.29     $992.27   $1,531.62   $2,984.46
with IPP & EBB Riders....................  $473.85   $1,125.56   $1,753.97   $3,429.02
MAINSTAY VP SMALL CAP GROWTH--SERVICE
  CLASS
without any Riders.......................  $480.50   $1,144.40   $1,783.57   $3,393.03
with IPP Rider...........................  $524.72   $1,274.39   $1,996.64   $3,884.94
with EBB Rider...........................  $510.00   $1,231.23   $1,926.13   $3,751.67
with IPP & EBB Riders....................  $554.21   $1,361.21   $2,139.16   $4,157.98

                                              EXPENSES IF YOU DO NOT SURRENDER YOUR
                                                             POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
LZvMAINSTAY VP HIGH YIELD CORPORATE
  BOND--SERVICE CLASS
without any Riders.......................  $258.96     $796.13   $1,360.01   $2,822.09
with IPP Rider...........................  $304.17     $930.82   $1,582.76   $3,329.88
with EBB Rider...........................  $289.12     $886.14   $1,509.08   $3,187.39
with IPP & EBB Riders....................  $334.33   $1,020.84   $1,731.83   $3,621.87
MAINSTAY VP INTERNATIONAL EQUITY--
  SERVICE CLASS
without any Riders.......................  $306.12     $936.61   $1,592.26   $3,265.21
with IPP Rider...........................  $351.10   $1,069.38   $1,809.62   $3,760.76
with EBB Rider...........................  $336.13   $1,025.32   $1,737.71   $3,625.42
with IPP & EBB Riders....................  $381.13   $1,158.07   $1,955.06   $4,038.03
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders.......................  $317.11     $969.19   $1,645.81   $3,365.79
with IPP Rider...........................  $362.06   $1,101.53   $1,861.94   $3,858.47
with EBB Rider...........................  $347.09   $1,057.59   $1,790.41   $3,724.77
with IPP & EBB Riders....................  $392.04   $1,189.94   $2,006.54   $4,132.41
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without any Riders.......................  $296.09     $906.86   $1,543.28   $3,172.71
with IPP Rider...........................  $341.13   $1,040.07   $1,761.79   $3,670.90
with EBB Rider...........................  $326.13     $995.86   $1,689.52   $3,534.09
with IPP & EBB Riders....................  $371.17   $1,129.02   $1,907.98   $3,951.23
MAINSTAY VP MID CAP VALUE--SERVICE CLASS
without any Riders.......................  $283.06     $868.08   $1,479.26   $3,051.05
with IPP Rider...........................  $328.16   $1,001.81   $1,699.25   $3,552.60
with EBB Rider...........................  $313.14     $957.42   $1,626.48   $3,413.82
with IPP & EBB Riders....................  $358.24   $1,091.13   $1,846.46   $3,837.00
MAINSTAY VP S&P 500 INDEX--SERVICE CLASS
without any Riders.......................  $237.84     $732.76   $1,254.46   $2,616.94
with IPP Rider...........................  $283.15     $868.34   $1,479.69   $3,130.25
with EBB Rider...........................  $268.07     $823.33   $1,405.18   $2,984.46
with IPP & EBB Riders....................  $313.36     $958.91   $1,630.40   $3,429.02
MAINSTAY VP SMALL CAP GROWTH--SERVICE
  CLASS
without any Riders.......................  $320.12     $978.08   $1,660.38   $3,393.03
with IPP Rider...........................  $365.06   $1,110.31   $1,876.19   $3,884.94
with EBB Rider...........................  $350.09   $1,066.40   $1,804.77   $3,751.67
with IPP & EBB Riders....................  $395.02   $1,198.61   $2,020.55   $4,157.98

                                        7

                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP TOTAL RETURN--SERVICE CLASS
without any Riders.......................  $421.31     $799.13   $1,364.99   $2,831.70
with IPP Rider...........................  $465.79     $933.78   $1,587.62   $3,339.27
with EBB Rider...........................  $450.98     $889.11   $1,513.99   $3,196.96
with IPP & EBB Riders....................  $495.47   $1,023.79   $1,736.66   $3,630.96
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders.......................  $426.26     $814.17   $1,389.96   $2,879.86
with IPP Rider...........................  $470.71     $948.62   $1,612.01   $3,386.10
with EBB Rider...........................  $455.91     $903.99   $1,538.54   $3,244.53
with IPP & EBB Riders....................  $500.37   $1,038.46   $1,760.63   $3,676.18


                                              EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP TOTAL RETURN--SERVICE CLASS
without any Riders.......................  $421.31     $968.47   $1,491.94   $2,831.70
with IPP Rider...........................  $465.79   $1,100.85   $1,711.74   $3,339.27
with EBB Rider...........................  $450.98   $1,056.93   $1,639.05   $3,196.96
with IPP & EBB Riders....................  $495.47   $1,189.34   $1,858.89   $3,630.96
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders.......................  $426.26     $983.26   $1,516.59   $2,879.86
with IPP Rider...........................  $470.71   $1,115.44   $1,735.82   $3,386.10
with EBB Rider...........................  $455.91   $1,071.56   $1,663.28   $3,244.53
with IPP & EBB Riders....................  $500.37   $1,203.76   $1,882.56   $3,676.18

                                              EXPENSES IF YOU DO NOT SURRENDER YOUR
                                                             POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP TOTAL RETURN--SERVICE CLASS
without any Riders.......................  $259.96     $799.13   $1,364.99   $2,831.70
with IPP Rider...........................  $305.16     $933.78   $1,587.62   $3,339.27
with EBB Rider...........................  $290.11     $899.11   $1,513.99   $3,196.96
with IPP & EBB Riders....................  $335.32   $1,023.79   $1,736.66   $3,630.96
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders.......................  $264.99     $814.17   $1,389.96   $2,879.86
with IPP Rider...........................  $310.17     $948.62   $1,612.01   $3,386.10
with EBB Rider...........................  $295.12     $903.99   $1,538.54   $3,244.53
with IPP & EBB Riders....................  $340.31   $1,038.46   $1,760.63   $3,676.18

                                       7.1

                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP AMERICAN CENTURY INCOME &
  GROWTH--SERVICE CLASS
without any Riders.......................  $453.91     $897.94   $1,528.57   $3,144.80
with IPP Rider...........................  $498.23   $1,031.23   $1,747.38   $3,643.73
with EBB Rider...........................  $483.47     $986.99   $1,674.99   $3,506.46
with IPP & EBB Riders....................  $527.80   $1,120.30   $1,893.84   $3,925.01

MAINSTAY VP DREYFUS LARGE COMPANY
  VALUE--SERVICE CLASS
without any Riders.......................  $458.83     $912.80   $1,553.09   $3,191.29
with IPP Rider...........................  $503.15   $1,045.92   $1,771.37   $3,688.94
with EBB Rider...........................  $488.39   $1,001.74   $1,699.15   $3,552.39
with IPP & EBB Riders....................  $532.70   $1,134.87   $1,917.45   $3,968.69

MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH
  EQUITY--SERVICE CLASS
without any Riders.......................  $443.06     $865.10   $1,474.32   $3,041.63
with IPP Rider...........................  $487.43     $998.86   $1,694.43   $3,543.47
with EBB Rider...........................  $472.65     $954.47   $1,621.61   $3,404.51
with IPP & EBB Riders....................  $517.04   $1,088.23   $1,841.71   $3,828.12

MAINSTAY VP LORD ABBETT DEVELOPING
  GROWTH--SERVICE CLASS
without any Riders.......................  $478.53     $972.16   $1,650.68   $3,374.87
with IPP Rider...........................  $522.75   $1,104.44   $1,866.67   $3,867.29
with EBB Rider...........................  $508.03   $1,060.54   $1,795.21   $3,733.76
with IPP & EBB Riders....................  $552.25   $1,192.83   $2,011.23   $4,140.94

ALGER AMERICAN SMALL CAPITALIZATION--
  CLASS S SHARES
without any Riders.......................  $456.86     $906.86   $1,543.28   $3,172.71
with IPP Rider...........................  $501.18   $1,040.07   $1,761.79   $3,670.90
with EBB Rider...........................  $486.42     $995.86   $1,689.52   $3,534.09
with IPP & EBB Riders....................  $530.74   $1,129.02   $1,907.98   $3,951.23

CALVERT SOCIAL BALANCED
without any Riders.......................  $428.24     $820.17   $1,399.92   $2,899.02
with IPP Rider...........................  $472.67     $954.54   $1,621.73   $3,404.76
with EBB Rider...........................  $457.88     $909.94   $1,548.36   $3,263.54
with IPP & EBB Riders....................  $502.33   $1,044.31   $1,770.18   $3,694.16

DREYFUS IP TECHNOLOGY GROWTH--SERVICE
  SHARES
without any Riders.......................  $448.00     $880.05   $1,499.02   $3,088.66
with IPP Rider...........................  $492.36   $1,013.60   $1,718.54   $3,589.16
with EBB Rider...........................  $477.58     $969.26   $1,645.91   $3,451.01
with IPP & EBB Riders....................  $521.93   $1,102.82   $1,865.45   $3,872.33

FIDELITY(R) VIP CONTRAFUND(R)--SERVICE
  CLASS 2
without any Riders.......................  $428.24     $820.17   $1,399.92   $2,899.02
with IPP Rider...........................  $472.67     $954.54   $1,621.73   $3,404.76
with EBB Rider...........................  $457.88     $909.94   $1,548.36   $3,263.54
with IPP & EBB Riders....................  $502.33   $1,044.31   $1,770.18   $3,694.16

FIDELITY(R) VIP EQUITY-INCOME--SERVICE
  CLASS 2
without any Riders.......................  $417.37     $787.11   $1,345.00   $2,793.04
with IPP Rider...........................  $461.86     $921.93   $1,568.10   $3,301.64
with EBB Rider...........................  $447.05     $877.17   $1,494.29   $3,158.68
with IPP & EBB Riders....................  $491.55   $1,012.02   $1,717.41   $3,594.57


                                              EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP AMERICAN CENTURY INCOME &
  GROWTH--SERVICE CLASS
without any Riders.......................  $453.91   $1,065.61   $1,653.44   $3,144.80
with IPP Rider...........................  $498.23   $1,196.65   $1,869.47   $3,643.73
with EBB Rider...........................  $483.47   $1,153.16   $1,798.00   $3,506.46
with IPP & EBB Riders....................  $527.80   $1,284.22   $2,014.07   $3,925.01
MAINSTAY VP DREYFUS LARGE COMPANY
  VALUE--SERVICE CLASS
without any Riders.......................  $458.83   $1,080.23   $1,677.65   $3,191.29
with IPP Rider...........................  $503.15   $1,211.09   $1,893.15   $3,688.94
with EBB Rider...........................  $488.39   $1,167.66   $1,821.85   $3,552.39
with IPP & EBB Riders....................  $532.70   $1,298.54   $2,037.38   $3,968.69
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH
  EQUITY--SERVICE CLASS
without any Riders.......................  $443.06   $1,033.33   $1,599.88   $3,041.63
with IPP Rider...........................  $487.43   $1,164.83   $1,817.19   $3,543.47
with EBB Rider...........................  $472.65   $1,121.19   $1,745.30   $3,404.51
with IPP & EBB Riders....................  $517.04   $1,252.69   $1,962.60   $3,828.12
MAINSTAY VP LORD ABBETT DEVELOPING
  GROWTH--SERVICE CLASS
without any Riders.......................  $478.53   $1,138.58   $1,774.00   $3,374.87
with IPP Rider...........................  $522.75   $1,268.63   $1,987.24   $3,867.29
with EBB Rider...........................  $508.03   $1,225.47   $1,916.69   $3,733.76
with IPP & EBB Riders....................  $552.25   $1,355.52   $2,129.96   $4,140.94
ALGER AMERICAN SMALL CAPITALIZATION--
  CLASS S SHARES
without any Riders.......................  $456.86   $1,074.39   $1,667.96   $3,172.71
with IPP Rider...........................  $501.18   $1,205.34   $1,883.69   $3,670.90
with EBB Rider...........................  $486.42   $1,161.88   $1,812.34   $3,534.09
with IPP & EBB Riders....................  $530.74   $1,292.79   $2,028.03   $3,951.23
CALVERT SOCIAL BALANCED
without any Riders.......................  $428.24     $989.15   $1,526.43   $2,899.02
with IPP Rider...........................  $472.67   $1,121.26   $1,745.42   $3,404.76
with EBB Rider...........................  $457.88   $1,077.42   $1,672.98   $3,263.54
with IPP & EBB Riders....................  $502.33   $1,209.52   $1,891.98   $3,694.16
DREYFUS IP TECHNOLOGY GROWTH--SERVICE
  SHARES
without any Riders.......................  $448.00   $1,048.03   $1,624.27   $3,088.66
with IPP Rider...........................  $492.36   $1,179.32   $1,840.99   $3,589.16
with EBB Rider...........................  $477.58   $1,135.73   $1,769.29   $3,451.01
with IPP & EBB Riders....................  $521.93   $1,267.03   $1,986.04   $3,872.33
FIDELITY(R) VIP CONTRAFUND(R)--SERVICE
  CLASS 2
without any Riders.......................  $428.24     $989.15   $1,526.43   $2,899.02
with IPP Rider...........................  $472.67   $1,121.26   $1,745.42   $3,404.76
with EBB Rider...........................  $457.88   $1,077.42   $1,672.98   $3,263.54
with IPP & EBB Riders....................  $502.33   $1,209.52   $1,891.98   $3,694.16
FIDELITY(R) VIP EQUITY-INCOME--SERVICE
  CLASS 2
without any Riders.......................  $417.37     $956.65   $1,472.20   $2,793.04
with IPP Rider...........................  $461.86   $1,089.20   $1,692.47   $3,301.64
with EBB Rider...........................  $447.05   $1,045.20   $1,619.60   $3,158.68
with IPP & EBB Riders....................  $491.55   $1,177.77   $1,839.88   $3,594.57

                                              EXPENSES IF YOU DO NOT SURRENDER YOUR
                                                             POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP AMERICAN CENTURY INCOME &
  GROWTH--SERVICE CLASS
without any Riders.......................  $293.09     $897.94   $1,528.57   $3,144.80
with IPP Rider...........................  $338.13   $1,031.23   $1,747.38   $3,643.73
with EBB Rider...........................  $323.14     $986.99   $1,674.99   $3,506.46
with IPP & EBB Riders....................  $368.18   $1,120.30   $1,893.84   $3,925.01
MAINSTAY VP DREYFUS LARGE COMPANY
  VALUE--SERVICE CLASS
without any Riders.......................  $298.09     $912.80   $1,553.09   $3,191.29
with IPP Rider...........................  $343.13   $1,045.92   $1,771.37   $3,688.94
with EBB Rider...........................  $328.13   $1,001.74   $1,699.15   $3,552.39
with IPP & EBB Riders....................  $373.17   $1,134.87   $1,917.45   $3,968.69
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH
  EQUITY--SERVICE CLASS
without any Riders.......................  $282.06     $865.10   $1,474.32   $3,041.63
with IPP Rider...........................  $327.16     $998.86   $1,694.43   $3,543.47
with EBB Rider...........................  $312.14     $954.47   $1,621.61   $3,404.51
with IPP & EBB Riders....................  $357.25   $1,088.23   $1,841.71   $3,828.12
MAINSTAY VP LORD ABBETT DEVELOPING
  GROWTH--SERVICE CLASS
without any Riders.......................  $318.11     $972.16   $1,650.68   $3,374.87
with IPP Rider...........................  $363.06   $1,104.44   $1,866.67   $3,867.29
with EBB Rider...........................  $348.09   $1,060.54   $1,795.21   $3,733.76
with IPP & EBB Riders....................  $393.04   $1,192.83   $2,011.23   $4,140.94
ALGER AMERICAN SMALL CAPITALIZATION--
  CLASS S SHARES
without any Riders.......................  $296.09     $906.86   $1,543.28   $3,172.71
with IPP Rider...........................  $341.13   $1,040.07   $1,761.79   $3,670.90
with EBB Rider...........................  $326.13     $995.86   $1,689.52   $3,534.09
with IPP & EBB Riders....................  $371.17   $1,129.02   $1,907.98   $3,951.23
CALVERT SOCIAL BALANCED
without any Riders.......................  $267.00     $820.17   $1,399.92   $2,899.02
with IPP Rider...........................  $312.16     $954.54   $1,621.73   $3,404.76
with EBB Rider...........................  $297.12     $909.94   $1,548.36   $3,263.54
with IPP & EBB Riders....................  $342.30   $1,044.31   $1,770.18   $3,694.16
DREYFUS IP TECHNOLOGY GROWTH--SERVICE
  SHARES
without any Riders.......................  $287.08     $880.05   $1,499.02   $3,088.66
with IPP Rider...........................  $332.16   $1,013.60   $1,718.54   $3,589.16
with EBB Rider...........................  $317.15     $969.26   $1,645.91   $3,451.01
with IPP & EBB Riders....................  $362.22   $1,102.82   $1,865.45   $3,872.33
FIDELITY(R) VIP CONTRAFUND(R)--SERVICE
  CLASS 2
without any Riders.......................  $267.00     $820.17   $1,399.92   $2,899.02
with IPP Rider...........................  $312.16     $954.54   $1,621.73   $3,404.76
with EBB Rider...........................  $297.12     $909.94   $1,548.36   $3,263.54
with IPP & EBB Riders....................  $342.30   $1,044.31   $1,770.18   $3,694.16
FIDELITY(R) VIP EQUITY-INCOME--SERVICE
  CLASS 2
without any Riders.......................  $255.96     $787.11   $1,345.00   $2,793.04
with IPP Rider...........................  $301.17     $921.93   $1,568.10   $3,301.64
with EBB Rider...........................  $286.12     $877.17   $1,494.29   $3,158.68
with IPP & EBB Riders....................  $331.34   $1,012.02   $1,717.41   $3,594.57


                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders.......................  $430.22     $826.17   $1,409.87   $2,918.17
with IPP Rider...........................  $474.65     $960.48   $1,631.48   $3,423.39
with EBB Rider...........................  $459.86     $915.88   $1,558.14   $3,282.44
with IPP & EBB Riders....................  $504.29   $1,050.21   $1,779.78   $3,712.18

JANUS ASPEN SERIES BALANCED--SERVICE
  SHARES
without any Riders.......................  $427.24     $817.15   $1,394.92   $2,889.43
with IPP Rider...........................  $471.64     $951.01   $1,615.22   $3,388.52
with EBB Rider...........................  $456.90     $906.97   $1,543.46   $3,254.06
with IPP & EBB Riders....................  $501.30   $1,040.82   $1,763.76   $3,678.27

JANUS ASPEN SERIES WORLDWIDE GROWTH--
  SERVICE SHARES
without any Riders.......................  $431.20     $829.17   $1,414.83   $2,927.75
with IPP Rider...........................  $475.65     $963.43   $1,636.35   $3,432.68
with EBB Rider...........................  $460.84     $918.85   $1,563.05   $3,291.89
with IPP & EBB Riders....................  $505.28   $1,053.11   $1,784.54   $3,721.13

MFS(R) INVESTORS TRUST SERIES--SERVICE
  CLASS
without any Riders.......................  $447.00     $877.08   $1,494.09   $3,079.29
with IPP Rider...........................  $491.36   $1,010.63   $1,713.70   $3,580.03
with EBB Rider...........................  $476.58     $966.29   $1,641.06   $3,441.70
with IPP & EBB Riders....................  $520.96   $1,099.92   $1,860.73   $3,863.54

MFS(R) RESEARCH SERIES--SERVICE CLASS
without any Riders.......................  $448.00     $880.05   $1,499.02   $3,088.66
with IPP Rider...........................  $492.36   $1,013.60   $1,718.54   $3,589.16
with EBB Rider...........................  $477.58     $969.26   $1,645.91   $3,451.01
with IPP & EBB Riders....................  $521.93   $1,102.82   $1,865.45   $3,872.33

MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders.......................  $451.93     $891.98   $1,518.74   $3,126.14
with IPP Rider...........................  $496.27   $1,025.35   $1,737.78   $3,625.58
with EBB Rider...........................  $481.50     $981.08   $1,665.31   $3,488.01
with IPP & EBB Riders....................  $525.84   $1,114.47   $1,884.37   $3,907.47

NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS
  S
without any Riders.......................  $446.02     $874.09   $1,489.18   $3,069.93
with IPP Rider...........................  $490.38   $1,007.71   $1,708.91   $3,570.90
with EBB Rider...........................  $475.60     $963.34   $1,636.19   $3,432.41
with IPP & EBB Riders....................  $519.98   $1,096.99   $1,855.97   $3,854.69

T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
without any Riders.......................  $445.03     $871.09   $1,484.22   $3,060.49
with IPP Rider...........................  $489.40   $1,004.76   $1,704.10   $3,561.77
with EBB Rider...........................  $474.62     $960.39   $1,631.32   $3,423.12
with IPP & EBB Riders....................  $519.00   $1,094.99   $1,851.25   $3,845.85

VAN ECK WORLDWIDE HARD ASSETS
without any Riders.......................  $457.85     $909.84   $1,548.18   $3,182.00
with IPP Rider...........................  $502.17   $1,042.99   $1,766.57   $3,679.90
with EBB Rider...........................  $487.40     $998.79   $1,694.32   $3,543.23
with IPP & EBB Riders....................  $531.73   $1,131.94   $1,912.71   $3,959.93


                                              EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders.......................  $430.22     $995.05   $1,536.24   $2,918.17
with IPP Rider...........................  $474.65   $1,127.10   $1,755.05   $3,423.39
with EBB Rider...........................  $459.86   $1,083.25   $1,682.63   $3,282.44
with IPP & EBB Riders....................  $504.29   $1,215.31   $1,901.46   $3,712.18
JANUS ASPEN SERIES BALANCED--SERVICE
  SHARES
without any Riders.......................  $427.24     $986.19   $1,521.49   $2,889.43
with IPP Rider...........................  $471.64   $1,117.79   $1,738.99   $3,388.52
with EBB Rider...........................  $456.90   $1,074.49   $1,668.14   $3,254.06
with IPP & EBB Riders....................  $501.30   $1,206.08   $1,885.64   $3,678.27
JANUS ASPEN SERIES WORLDWIDE GROWTH--
  SERVICE SHARES
without any Riders.......................  $431.20     $998.01   $1,541.15   $2,927.75
with IPP Rider...........................  $475.65   $1,130.00   $1,759.85   $3,432.68
with EBB Rider...........................  $460.84   $1,086.17   $1,687.49   $3,291.89
with IPP & EBB Riders....................  $505.28   $1,218.17   $1,906.16   $3,721.13
MFS(R) INVESTORS TRUST SERIES--SERVICE
  CLASS
without any Riders.......................  $447.00   $1,045.10   $1,619.40   $3,079.29
with IPP Rider...........................  $491.36   $1,176.41   $1,836.22   $3,580.03
with EBB Rider...........................  $476.58   $1,132.81   $1,764.50   $3,441.70
with IPP & EBB Riders....................  $520.96   $1,264.19   $1,981.38   $3,863.54
MFS(R) RESEARCH SERIES--SERVICE CLASS
without any Riders.......................  $448.00   $1,048.03   $1,624.27   $3,088.66
with IPP Rider...........................  $492.36   $1,179.32   $1,840.99   $3,589.16
with EBB Rider...........................  $477.58   $1,135.73   $1,769.29   $3,451.01
with IPP & EBB Riders....................  $521.93   $1,267.03   $1,986.04   $3,872.33
MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders.......................  $451.93   $1,059.75   $1,643.74   $3,126.14
with IPP Rider...........................  $496.27   $1,190.88   $1,859.99   $3,625.58
with EBB Rider...........................  $481.50   $1,147.35   $1,788.44   $3,488.01
with IPP & EBB Riders....................  $525.84   $1,278.49   $2,004.72   $3,907.47
NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS
  S
without any Riders.......................  $446.02   $1,042.17   $1,614.56   $3,069.93
with IPP Rider...........................  $490.38   $1,173.53   $1,831.49   $3,570.90
with EBB Rider...........................  $475.60   $1,129.91   $1,759.69   $3,432.41
with IPP & EBB Riders....................  $519.98   $1,261.30   $1,976.68   $3,854.69
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
without any Riders.......................  $445.03   $1,039.21   $1,609.65   $3,060.49
with IPP Rider...........................  $489.40   $1,170.63   $1,826.74   $3,561.77
with EBB Rider...........................  $474.62   $1,127.01   $1,754.89   $3,423.12
with IPP & EBB Riders....................  $519.00   $1,258.45   $1,972.02   $3,845.85
VAN ECK WORLDWIDE HARD ASSETS
without any Riders.......................  $457.85   $1,077.31   $1,672.80   $3,182.00
with IPP Rider...........................  $502.17   $1,208.21   $1,888.42   $3,679.90
with EBB Rider...........................  $487.40   $1,164.76   $1,817.09   $3,543.23
with IPP & EBB Riders....................  $531.73   $1,295.66   $2,032.70   $3,959.93

                                              EXPENSES IF YOU DO NOT SURRENDER YOUR
                                                             POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders.......................  $269.01     $826.17   $1,409.87   $2,918.17
with IPP Rider...........................  $314.17     $960.48   $1,631.48   $3,423.39
with EBB Rider...........................  $299.14     $915.88   $1,558.14   $3,282.44
with IPP & EBB Riders....................  $344.29   $1,050.21   $1,779.78   $3,712.18
JANUS ASPEN SERIES BALANCED--SERVICE
  SHARES
without any Riders.......................  $265.99     $817.15   $1,394.92   $2,889.43
with IPP Rider...........................  $311.11     $951.01   $1,615.22   $3,388.52
with EBB Rider...........................  $296.13     $906.97   $1,543.46   $3,254.06
with IPP & EBB Riders....................  $341.25   $1,040.82   $1,763.76   $3,678.27
JANUS ASPEN SERIES WORLDWIDE GROWTH--
  SERVICE SHARES
without any Riders.......................  $270.01     $829.17   $1,414.83   $2,927.75
with IPP Rider...........................  $315.18     $963.43   $1,636.35   $3,432.68
with EBB Rider...........................  $300.13     $918.85   $1,563.05   $3,291.89
with IPP & EBB Riders....................  $345.30   $1,053.11   $1,784.54   $3,721.13
MFS(R) INVESTORS TRUST SERIES--SERVICE
  CLASS
without any Riders.......................  $286.07     $877.08   $1,494.09   $3,079.29
with IPP Rider...........................  $331.15   $1,010.63   $1,713.70   $3,580.03
with EBB Rider...........................  $316.13     $966.29   $1,641.06   $3,441.70
with IPP & EBB Riders....................  $361.23   $1,099.92   $1,860.73   $3,863.54
MFS(R) RESEARCH SERIES--SERVICE CLASS
without any Riders.......................  $287.05     $880.05   $1,499.02   $3,088.66
with IPP Rider...........................  $332.16   $1,013.60   $1,718.54   $3,589.16
with EBB Rider...........................  $317.15     $969.26   $1,645.91   $3,451.01
with IPP & EBB Riders....................  $362.22   $1,102.82   $1,865.45   $3,872.33
MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders.......................  $291.08     $891.98   $1,518.74   $3,126.14
with IPP Rider...........................  $336.14   $1,025.35   $1,737.78   $3,625.58
with EBB Rider...........................  $321.13     $981.08   $1,665.31   $3,488.01
with IPP & EBB Riders....................  $366.20   $1,114.47   $1,884.37   $3,907.47
NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS
  S
without any Riders.......................  $285.07     $874.09   $1,489.18   $3,069.93
with IPP Rider...........................  $330.15   $1,007.71   $1,708.91   $3,570.90
with EBB Rider...........................  $315.14     $963.34   $1,636.19   $3,432.41
with IPP & EBB Riders....................  $360.24   $1,096.99   $1,855.97   $3,854.69
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
without any Riders.......................  $284.06     $871.09   $1,484.22   $3,060.49
with IPP Rider...........................  $329.16   $1,004.76   $1,704.10   $3,561.77
with EBB Rider...........................  $314.14     $960.39   $1,631.32   $3,423.12
with IPP & EBB Riders....................  $359.24   $1,094.09   $1,851.25   $3,845.85
VAN ECK WORLDWIDE HARD ASSETS
without any Riders.......................  $297.09     $909.84   $1,548.18   $3,182.00
with IPP Rider...........................  $342.13   $1,042.99   $1,766.57   $3,679.90
with EBB Rider...........................  $327.13     $998.79   $1,694.32   $3,543.23
with IPP & EBB Riders....................  $372.18   $1,131.94   $1,912.71   $3,959.93


                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
VAN KAMPEN UIF EMERGING MARKETS
  EQUITY--CLASS II
without any Riders.......................  $555.11   $1,200.44   $2,022.09   $4,055.22
with IPP Rider...........................  $598.97   $1,329.56   $2,229.43   $4,527.27
with EBB Rider...........................  $584.37   $1,286.72   $2,160.85   $4,404.77
with IPP & EBB Riders....................  $628.23   $1,415.84   $2,368.18   $4,778.36

VICTORY VIF DIVERSIFIED STOCK--CLASS A
  SHARES
without any Riders.......................  $502.14   $1,042.93   $1,766.49   $3,590.16
with IPP Rider...........................  $546.26   $1,174.24   $1,979.79   $4,076.30
with EBB Rider...........................  $531.56   $1,130.66   $1,909.22   $3,946.25
with IPP & EBB Riders....................  $575.68   $1,261.98   $2,122.55   $4,342.85


                                              EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
VAN KAMPEN UIF EMERGING MARKETS
  EQUITY--CLASS II
without any Riders.......................  $555.11   $1,363.00   $2,140.68   $4,055.22
with IPP Rider...........................  $598.97   $1,489.94   $2,345.38   $4,527.27
with EBB Rider...........................  $584.37   $1,447.82   $2,277.68   $4,404.77
with IPP & EBB Riders....................  $628.23   $1,574.76   $2,482.37   $4,778.36
VICTORY VIF DIVERSIFIED STOCK--CLASS A
  SHARES
without any Riders.......................  $502.14   $1,208.16   $1,888.33   $3,590.16
with IPP Rider...........................  $546.26   $1,337.25   $2,098.92   $4,076.30
with EBB Rider...........................  $531.56   $1,294.40   $2,029.25   $3,946.25
with IPP & EBB Riders....................  $575.68   $1,423.51   $2,239.87   $4,342.85

                                              EXPENSES IF YOU DO NOT SURRENDER YOUR
                                                             POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
VAN KAMPEN UIF EMERGING MARKETS
  EQUITY--CLASS II
without any Riders.......................  $395.94   $1,200.44   $2,022.09   $4,055.22
with IPP Rider...........................  $440.52   $1,329.56   $2,229.43   $4,527.27
with EBB Rider...........................  $425.67   $1,286.72   $2,160.85   $4,404.77
with IPP & EBB Riders....................  $470.25   $1,415.84   $2,368.18   $4,778.36
VICTORY VIF DIVERSIFIED STOCK--CLASS A
  SHARES
without any Riders.......................  $342.10   $1,042.93   $1,766.49   $3,590.16
with IPP Rider...........................  $386.94   $1,174.24   $1,979.79   $4,076.30
with EBB Rider...........................  $372.01   $1,130.66   $1,909.22   $3,946.25
with IPP & EBB Riders....................  $416.85   $1,261.98   $2,122.55   $4,342.85

FOR POLICIES PURCHASED PRIOR TO JUNE 2, 2003:

                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without any Riders.......................  $389.64     $702.46   $1,203.85   $2,517.71
with IPP Rider...........................  $434.26     $838.45   $1,430.23   $3,033.62
with EBB Rider...........................  $419.40     $793.30   $1,355.32   $2,886.19
with IPP & EBB Riders....................  $464.02     $929.32   $1,581.73   $3,335.64

MAINSTAY VP CAPITAL APPRECIATION--INITIAL
  CLASS
without any Riders.......................  $399.55     $732.76   $1,254.46   $2,616.94
with IPP Rider...........................  $444.13     $868.34   $1,479.69   $3,130.25
with EBB Rider...........................  $429.29     $823.33   $1,405.18   $2,984.46
with IPP & EBB Riders....................  $473.85     $958.91   $1,630.40   $3,429.02

MAINSTAY VP CASH MANAGEMENT
without any Riders.......................  $390.63     $705.47   $1,208.91   $2,527.66
with IPP Rider...........................  $435.24     $841.44   $1,435.17   $3,043.29
with EBB Rider...........................  $420.39     $796.31   $1,360.31   $2,896.04
with IPP & EBB Riders....................  $465.01     $932.28   $1,586.60   $3,345.02

MAINSTAY VP COMMON STOCK--INITIAL CLASS
without any Riders.......................  $387.66     $696.38   $1,193.67   $2,497.72
with IPP Rider...........................  $432.29     $832.46   $1,420.31   $3,014.16
with EBB Rider...........................  $417.44     $787.29   $1,345.32   $2,866.43
with IPP & EBB Riders....................  $462.06     $923.37   $1,571.94   $3,316.83

MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without any Riders.......................  $402.52     $741.83   $1,269.62   $2,646.55
with IPP Rider...........................  $447.07     $877.29   $1,494.47   $3,159.04
with EBB Rider...........................  $432.24     $832.33   $1,420.10   $3,013.73
with IPP & EBB Riders....................  $476.81     $967.78   $1,644.93   $3,456.81

MAINSTAY VP GOVERNMENT--INITIAL CLASS
without any Riders.......................  $394.60     $717.61   $1,229.18   $2,567.44
with IPP Rider...........................  $439.19     $853.41   $1,454.98   $3,082.07
with EBB Rider...........................  $424.34     $808.35   $1,380.29   $2,935.44
with IPP & EBB Riders....................  $468.94     $944.12   $1,606.08   $3,382.44

MAINSTAY VP HIGH YIELD CORPORATE
  BOND--INITIAL CLASS
without any Riders.......................  $395.58     $720.64   $1,234.22   $2,577.34
with IPP Rider...........................  $440.18     $856.39   $1,459.92   $3,091.68
with EBB Rider...........................  $425.33     $811.34   $1,385.26   $2,945.27
with IPP & EBB Riders....................  $469.93     $947.09   $1,610.95   $3,391.79

MAINSTAY VP INTERNATIONAL EQUITY--INITIAL
  CLASS
without any Riders.......................  $442.07     $862.11   $1,469.38   $3,032.18
with IPP Rider...........................  $486.45     $995.91   $1,689.62   $3,534.28
with EBB Rider...........................  $471.67     $951.50   $1,616.74   $3,395.19
with IPP & EBB Riders....................  $516.06   $1,085.33   $1,836.99   $3,819.30


                                              EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without any Riders.......................  $389.64     $873.43   $1,332.84   $2,517.71
with IPP Rider...........................  $434.26   $1,007.13   $1,556.35   $3,033.62
with EBB Rider...........................  $419.40     $962.74   $1,482.39   $2,886.19
with IPP & EBB Riders....................  $464.02   $1,096.46   $1,705.93   $3,335.64
MAINSTAY VP CAPITAL APPRECIATION--INITIAL
  CLASS
without any Riders.......................  $399.55     $903.23   $1,382.82   $2,616.94
with IPP Rider...........................  $444.13   $1,036.52   $1,605.18   $3,130.25
with EBB Rider...........................  $429.29     $992.27   $1,531.62   $2,984.46
with IPP & EBB Riders....................  $473.85   $1,125.56   $1,753.97   $3,429.02
MAINSTAY VP CASH MANAGEMENT
without any Riders.......................  $390.63     $876.40   $1,337.84   $2,527.66
with IPP Rider...........................  $435.24   $1,010.07   $1,561.22   $3,043.29
with EBB Rider...........................  $420.39     $965.70   $1,487.32   $2,896.04
with IPP & EBB Riders....................  $465.01   $1,099.37   $1,710.74   $3,345.02
MAINSTAY VP COMMON STOCK--INITIAL CLASS
without any Riders.......................  $387.66     $867.46   $1,322.80   $2,497.72
with IPP Rider...........................  $432.29   $1,001.24   $1,546.55   $3,014.16
with EBB Rider...........................  $417.44     $956.83   $1,472.52   $2,866.43
with IPP & EBB Riders....................  $462.06   $1,090.61   $1,696.26   $3,316.83
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without any Riders.......................  $402.52     $912.14   $1,397.77   $2,646.55
with IPP Rider...........................  $447.07   $1,045.31   $1,619.77   $3,159.04
with EBB Rider...........................  $432.24   $1,001.11   $1,546.34   $3,013.73
with IPP & EBB Riders....................  $476.81   $1,134.28   $1,768.32   $3,456.81
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without any Riders.......................  $394.60     $888.33   $1,357.85   $2,567.44
with IPP Rider...........................  $439.19   $1,021.83   $1,580.79   $3,082.07
with EBB Rider...........................  $424.34     $977.53   $1,507.04   $2,935.44
with IPP & EBB Riders....................  $468.94   $1,111.02   $1,729.97   $3,382.44
MAINSTAY VP HIGH YIELD CORPORATE
  BOND--INITIAL CLASS
without any Riders.......................  $395.58     $891.30   $1,362.83   $2,577.34
with IPP Rider...........................  $440.18   $1,024.76   $1,585.67   $3,091.68
with EBB Rider...........................  $425.33     $980.47   $1,511.95   $2,945.27
with IPP & EBB Riders....................  $469.93   $1,113.93   $1,734.78   $3,391.79
MAINSTAY VP INTERNATIONAL EQUITY--INITIAL
  CLASS
without any Riders.......................  $442.07   $1,030.39   $1,595.01   $3,032.18
with IPP Rider...........................  $486.45   $1,161.93   $1,812.45   $3,534.28
with EBB Rider...........................  $471.67   $1,118.27   $1,740.49   $3,395.19
with IPP & EBB Riders....................  $516.06   $1,249.84   $1,957.94   $3,819.30

                                              EXPENSES IF YOU DO NOT SURRENDER YOUR
                                                             POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without any Riders.......................  $227.77     $702.46   $1,203.85   $2,517.71
with IPP Rider...........................  $273.11     $838.45   $1,430.23   $3,033.62
with EBB Rider...........................  $258.01     $793.30   $1,355.32   $2,886.19
with IPP & EBB Riders....................  $303.37     $929.32   $1,581.73   $3,335.64
MAINSTAY VP CAPITAL APPRECIATION--INITIAL
  CLASS
without any Riders.......................  $237.84     $732.76   $1,254.46   $2,616.94
with IPP Rider...........................  $283.15     $868.34   $1,479.69   $3,130.25
with EBB Rider...........................  $268.07     $823.33   $1,405.18   $2,984.46
with IPP & EBB Riders....................  $313.36     $958.91   $1,630.40   $3,429.02
MAINSTAY VP CASH MANAGEMENT
without any Riders.......................  $228.78     $705.47   $1,208.91   $2,527.66
with IPP Rider...........................  $274.12     $841.44   $1,435.17   $3,043.29
with EBB Rider...........................  $259.02     $796.31   $1,360.31   $2,896.04
with IPP & EBB Riders....................  $304.37     $932.28   $1,586.60   $3,345.02
MAINSTAY VP COMMON STOCK--INITIAL CLASS
without any Riders.......................  $225.76     $696.38   $1,193.67   $2,497.72
with IPP Rider...........................  $271.11     $832.46   $1,420.31   $3,014.16
with EBB Rider...........................  $256.02     $787.29   $1,345.32   $2,866.43
with IPP & EBB Riders....................  $301.37     $923.37   $1,571.94   $3,316.83
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without any Riders.......................  $240.86     $741.83   $1,269.62   $2,646.55
with IPP Rider...........................  $286.14     $877.29   $1,494.47   $3,159.04
with EBB Rider...........................  $271.06     $832.33   $1,420.10   $3,013.73
with IPP & EBB Riders....................  $316.36     $967.78   $1,644.93   $3,456.81
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without any Riders.......................  $232.81     $717.61   $1,229.18   $2,567.44
with IPP Rider...........................  $278.13     $853.41   $1,454.98   $3,082.07
with EBB Rider...........................  $263.03     $808.35   $1,380.29   $2,935.44
with IPP & EBB Riders....................  $308.36     $944.12   $1,606.08   $3,382.44
MAINSTAY VP HIGH YIELD CORPORATE
  BOND--INITIAL CLASS
without any Riders.......................  $233.81     $720.64   $1,234.22   $2,577.34
with IPP Rider...........................  $279.13     $856.39   $1,459.92   $3,091.68
with EBB Rider...........................  $264.04     $811.34   $1,385.26   $2,945.27
with IPP & EBB Riders....................  $309.37     $947.09   $1,610.95   $3,391.79
MAINSTAY VP INTERNATIONAL EQUITY--INITIAL
  CLASS
without any Riders.......................  $281.06     $862.11   $1,469.38   $3,032.18
with IPP Rider...........................  $326.16     $995.91   $1,689.62   $3,534.28
with EBB Rider...........................  $311.14     $951.50   $1,616.74   $3,395.19
with IPP & EBB Riders....................  $356.25   $1,085.33   $1,836.99   $3,819.30


                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP MID CAP CORE--INITIAL CLASS
without any Riders.......................  $452.92     $894.96   $1,523.64   $3,135.46
with IPP Rider...........................  $497.25   $1,028.31   $1,742.60   $3,634.69
with EBB Rider...........................  $482.49     $984.05   $1,670.16   $3,497.24
with IPP & EBB Riders....................  $526.82   $1,117.37   $1,889.11   $3,916.25

MAINSTAY VP MID CAP GROWTH--INITIAL CLASS
without any Riders.......................  $432.19     $832.18   $1,419.81   $2,937.28
with IPP Rider...........................  $476.63     $966.38   $1,641.18   $3,441.96
with EBB Rider...........................  $461.82     $921.82   $1,567.94   $3,301.34
with IPP & EBB Riders....................  $506.26   $1,056.05   $1,789.32   $3,730.11

MAINSTAY VP MID CAP VALUE--INITIAL CLASS
without any Riders.......................  $419.34     $793.12   $1,355.00   $2,812.38
with IPP Rider...........................  $463.83     $927.87   $1,577.89   $3,320.48
with EBB Rider...........................  $449.02     $883.14   $1,504.15   $3,177.85
with IPP & EBB Riders....................  $493.51   $1,017.90   $1,727.04   $3,612.80

MAINSTAY VP S&P 500 INDEX--INITIAL CLASS
without any Riders.......................  $374.76     $656.82   $1,127.40   $2,366.84
with IPP Rider...........................  $419.45     $793.46   $1,355.58   $2,886.67
with EBB Rider...........................  $404.58     $748.11   $1,280.07   $2,736.83
with IPP & EBB Riders....................  $449.26     $884.73   $1,508.23   $3,193.70

MAINSTAY VP SMALL CAP GROWTH--INITIAL
  CLASS
without any Riders.......................  $455.88     $903.90   $1,538.40   $3,163.45
with IPP Rider...........................  $500.20   $1,037.11   $1,757.00   $3,661.85
with EBB Rider...........................  $485.44     $992.90   $1,684.66   $3,524.89
with IPP & EBB Riders....................  $529.76   $1,126.13   $1,903.29   $3,942.52

MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without any Riders.......................  $396.57     $723.67   $1,239.28   $2,587.27
with IPP Rider...........................  $441.16     $859.37   $1,464.87   $3,101.37
with EBB Rider...........................  $426.32     $814.33   $1,390.23   $2,955.04
with IPP & EBB Riders....................  $470.91     $950.06   $1,615.83   $3,401.10

MAINSTAY VP VALUE--INITIAL CLASS
without any Riders.......................  $401.52     $738.80   $1,264.56   $2,636.68
with IPP Rider...........................  $446.09     $874.31   $1,489.56   $3,149.47
with EBB Rider...........................  $431.26     $829.33   $1,415.10   $3,003.93
with IPP & EBB Riders....................  $475.82     $964.83   $1,640.09   $3,447.56

MAINSTAY VP AMERICAN CENTURY INCOME &
  GROWTH--INITIAL CLASS
without any Riders.......................  $429.24     $823.18   $1,404.91   $2,908.61
with IPP Rider...........................  $473.66     $957.51   $1,626.62   $3,414.10
with EBB Rider...........................  $458.88     $912.93   $1,553.26   $3,273.00
with IPP & EBB Riders....................  $503.31   $1,047.26   $1,774.98   $3,703.19

MAINSTAY VP DREYFUS LARGE COMPANY
  VALUE--INITIAL CLASS
without any Riders.......................  $434.16     $838.17   $1,429.75   $2,956.31
with IPP Rider...........................  $478.59     $972.31   $1,650.89   $3,460.52
with EBB Rider...........................  $463.79     $927.76   $1,577.70   $3,320.17
with IPP & EBB Riders....................  $508.21   $1,061.90   $1,798.87   $3,748.04


                                              EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP MID CAP CORE--INITIAL CLASS
without any Riders.......................  $452.92   $1,062.69   $1,648.57   $3,135.46
with IPP Rider...........................  $497.25   $1,193.78   $1,864.75   $3,634.69
with EBB Rider...........................  $482.49   $1,150.27   $1,793.23   $3,497.24
with IPP & EBB Riders....................  $526.82   $1,281.34   $2,009.40   $3,916.25
MAINSTAY VP MID CAP GROWTH--INITIAL CLASS
without any Riders.......................  $432.19   $1,000.96   $1,546.06   $2,937.28
with IPP Rider...........................  $476.63   $1,132.90   $1,764.62   $3,441.96
with EBB Rider...........................  $461.82   $1,089.09   $1,692.31   $3,301.34
with IPP & EBB Riders....................  $506.26   $1,221.06   $1,910.88   $3,730.11
MAINSTAY VP MID CAP VALUE--INITIAL CLASS
without any Riders.......................  $419.34     $962.56   $1,482.07   $2,812.38
with IPP Rider...........................  $463.83   $1,095.04   $1,702.14   $3,320.48
with EBB Rider...........................  $449.02   $1,051.06   $1,629.33   $3,177.85
with IPP & EBB Riders....................  $493.51   $1,183.55   $1,849.39   $3,612.80
MAINSTAY VP S&P 500 INDEX--INITIAL CLASS
without any Riders.......................  $374.76     $828.57   $1,257.36   $2,366.84
with IPP Rider...........................  $419.45     $962.90   $1,482.65   $2,886.67
with EBB Rider...........................  $404.58     $918.32   $1,408.10   $2,736.83
with IPP & EBB Riders....................  $449.26   $1,052.62   $1,633.36   $3,193.70
MAINSTAY VP SMALL CAP GROWTH--INITIAL
  CLASS
without any Riders.......................  $455.88   $1,071.47   $1,663.15   $3,163.45
with IPP Rider...........................  $500.20   $1,202.44   $1,878.97   $3,661.85
with EBB Rider...........................  $485.44   $1,158.97   $1,807.55   $3,524.89
with IPP & EBB Riders....................  $529.76   $1,289.95   $2,023.40   $3,942.52
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without any Riders.......................  $396.57     $894.29   $1,367.83   $2,587.27
with IPP Rider...........................  $441.16   $1,027.70   $1,590.55   $3,101.37
with EBB Rider...........................  $426.32     $983.41   $1,516.86   $2.955.04
with IPP & EBB Riders....................  $470.91   $1,116.86   $1,739.60   $3,401.10
MAINSTAY VP VALUE--INITIAL CLASS
without any Riders.......................  $401.52     $909.16   $1,392.78   $2,636.68
with IPP Rider...........................  $446.09   $1,042.38   $1,614.92   $3,149.47
with EBB Rider...........................  $431.26     $998.16   $1,541.41   $3,003.93
with IPP & EBB Riders....................  $475.82   $1,131.37   $1,763.54   $3,447.56
MAINSTAY VP AMERICAN CENTURY INCOME &
  GROWTH--INITIAL CLASS
without any Riders.......................  $429.24     $992.12   $1,531.35   $2,908.61
with IPP Rider...........................  $473.66   $1,124.18   $1,750.24   $3,414.10
with EBB Rider...........................  $458.88   $1,080.35   $1,677.82   $3,273.00
with IPP & EBB Riders....................  $503.31   $1,212.41   $1,896.72   $3,703.19
MAINSTAY VP DREYFUS LARGE COMPANY
  VALUE--INITIAL CLASS
without any Riders.......................  $434.16   $1,006.85   $1,555.87   $2,956.31
with IPP Rider...........................  $478.59   $1,138.73   $1,774.21   $3,460.52
with EBB Rider...........................  $463.79   $1,094.93   $1,701.95   $3,320.17
with IPP & EBB Riders....................  $508.21   $1,226.81   $1,920.31   $3,748.04

                                              EXPENSES IF YOU DO NOT SURRENDER YOUR
                                                             POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP MID CAP CORE--INITIAL CLASS
without any Riders.......................  $292.08     $894.96   $1,523.64   $3,135.46
with IPP Rider...........................  $337.14   $1,028.31   $1,742.60   $3,634.69
with EBB Rider...........................  $322.14     $984.05   $1,670.16   $3,497.24
with IPP & EBB Riders....................  $367.19   $1,117.37   $1,889.11   $3,916.25
MAINSTAY VP MID CAP GROWTH--INITIAL CLASS
without any Riders.......................  $271.02     $832.18   $1,419.81   $2,937.28
with IPP Rider...........................  $316.18     $966.38   $1,641.18   $3,441.96
with EBB Rider...........................  $301.13     $921.82   $1,567.94   $3,301.34
with IPP & EBB Riders....................  $346.29   $1,056.05   $1,789.32   $3,730.11
MAINSTAY VP MID CAP VALUE--INITIAL CLASS
without any Riders.......................  $257.95     $793.12   $1,355.00   $2,812.38
with IPP Rider...........................  $303.17     $927.87   $1,577.89   $3,320.48
with EBB Rider...........................  $288.12     $883.14   $1,504.15   $3,177.85
with IPP & EBB Riders....................  $333.34   $1,017.90   $1,727.04   $3,612.80
MAINSTAY VP S&P 500 INDEX--INITIAL CLASS
without any Riders.......................  $212.65     $656.82   $1,127.40   $2,366.84
with IPP Rider...........................  $258.07     $793.46   $1,355.58   $2,886.67
with EBB Rider...........................  $242.95     $748.11   $1,280.07   $2,736.83
with IPP & EBB Riders....................  $288.37     $884.73   $1,508.23   $3,193.70
MAINSTAY VP SMALL CAP GROWTH--INITIAL
  CLASS
without any Riders.......................  $295.09     $903.90   $1,538.40   $3,163.45
with IPP Rider...........................  $340.13   $1,037.11   $1,757.00   $3,661.85
with EBB Rider...........................  $325.14     $992.90   $1,684.66   $3,524.89
with IPP & EBB Riders....................  $370.18   $1,126.13   $1,903.29   $3,942.52
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without any Riders.......................  $234.82     $723.67   $1,239.28   $2,587.27
with IPP Rider...........................  $280.13     $859.37   $1,464.87   $3,101.37
with EBB Rider...........................  $265.05     $814.33   $1,390.23   $2,955.04
with IPP & EBB Riders....................  $310.37     $950.06   $1,615.83   $3,401.10
MAINSTAY VP VALUE--INITIAL CLASS
without any Riders.......................  $239.85     $738.80   $1,264.56   $2,636.68
with IPP Rider...........................  $285.15     $874.31   $1,489.56   $3,149.47
with EBB Rider...........................  $270.07     $829.33   $1,415.10   $3,003.93
with IPP & EBB Riders....................  $315.36     $964.83   $1,640.09   $3,447.56
MAINSTAY VP AMERICAN CENTURY INCOME &
  GROWTH--INITIAL CLASS
without any Riders.......................  $268.01     $823.18   $1,404.91   $2,908.61
with IPP Rider...........................  $313.16     $957.51   $1,626.62   $3,414.10
with EBB Rider...........................  $298.14     $912.93   $1,553.26   $3,273.00
with IPP & EBB Riders....................  $343.30   $1,047.26   $1,774.98   $3,703.19
MAINSTAY VP DREYFUS LARGE COMPANY
  VALUE--INITIAL CLASS
without any Riders.......................  $273.02     $838.17   $1,429.75   $2,956.31
with IPP Rider...........................  $318.17     $972.31   $1,650.89   $3,460.52
with EBB Rider...........................  $303.13     $927.76   $1,577.70   $3,320.17
with IPP & EBB Riders....................  $348.28   $1,061.90   $1,798.87   $3,748.04


                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH
  EQUITY--INITIAL CLASS
without any Riders.......................  $418.36     $790.11   $1,350.01   $2,802.76
with IPP Rider...........................  $462.84     $924.90   $1,573.00   $3,311.08
with EBB Rider...........................  $448.03     $880.16   $1,499.23   $3,168.28
with IPP & EBB Riders....................  $492.53   $1,014.98   $1,722.24   $3,603.69

MAINSTAY VP LORD ABBETT DEVELOPING
  GROWTH--INITIAL CLASS
without any Riders.......................  $453.91     $897.94   $1,528.57   $3,144.80
with IPP Rider...........................  $498.23   $1,031.23   $1,747.38   $3,643.73
with EBB Rider...........................  $483.47     $986.99   $1,674.99   $3,506.46
with IPP & EBB Riders....................  $527.80   $1,120.30   $1,893.84   $3,925.01

ALGER AMERICAN SMALL CAPITALIZATION--
  CLASS O SHARES
without any Riders.......................  $432.19     $832.18   $1,419.81   $2,937.28
with IPP Rider...........................  $476.63     $966.38   $1,641.18   $3,441.96
with EBB Rider...........................  $461.82     $921.82   $1,567.94   $3,301.34
with IPP & EBB Riders....................  $506.26   $1,056.05   $1,789.32   $3,730.11

CALVERT SOCIAL BALANCED
without any Riders.......................  $428.24     $820.17   $1,399.92   $2,899.02
with IPP Rider...........................  $472.67     $954.54   $1,621.73   $3,404.76
with EBB Rider...........................  $457.88     $909.94   $1,548.36   $3,263.54
with IPP & EBB Riders....................  $502.33   $1,044.31   $1,770.18   $3,694.16

DREYFUS IP TECHNOLOGY GROWTH--INITIAL
  SHARES
without any Riders.......................  $423.31     $805.15   $1,374.99   $2,851.02
with IPP Rider...........................  $467.78     $939.75   $1,597.42   $3,358.07
with EBB Rider...........................  $452.97     $895.08   $1,523.83   $3,216.01
with IPP & EBB Riders....................  $497.43   $1,029.67   $1,746.28   $3,649.08

FIDELITY(R) VIP CONTRAFUND(R)--INITIAL
  CLASS
without any Riders.......................  $402.52     $741.83   $1,269.62   $2,646.55
with IPP Rider...........................  $447.07     $877.29   $1,494.47   $3,159.04
with EBB Rider...........................  $432.24     $832.33   $1,420.10   $3,013.73
with IPP & EBB Riders....................  $476.81     $967.78   $1,644.93   $3,456.81

FIDELITY(R) VIP EQUITY-INCOME--INITIAL
  CLASS
without any Riders.......................  $392.61     $711.54   $1,219.04   $2,547.57
with IPP Rider...........................  $437.22     $847.42   $1,445.08   $3,062.67
with EBB Rider...........................  $422.38     $802.33   $1,370.30   $2,915.78
with IPP & EBB Riders....................  $466.97     $938.20   $1,596.35   $3,363.75

FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders.......................  $430.22     $826.17   $1,409.87   $2,918.17
with IPP Rider...........................  $474.65     $960.48   $1,631.48   $3,423.39
with EBB Rider...........................  $459.86     $915.88   $1,558.14   $3,282.44
with IPP & EBB Riders....................  $504.29   $1,050.21   $1,779.78   $3,712.18

JANUS ASPEN SERIES BALANCED--
  INSTITUTIONAL SHARES
without any Riders.......................  $402.52     $741.83   $1,269.62   $2,646.55
with IPP Rider...........................  $447.02     $876.72   $1,492.83   $3,151.97
with EBB Rider...........................  $432.24     $832.33   $1,420.10   $3,013.73
with IPP & EBB Riders....................  $476.76     $967.21   $1,643.27   $3,449.72


                                              EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH
  EQUITY--INITIAL CLASS
without any Riders.......................  $418.36     $959.61   $1,477.15   $2,802.76
with IPP Rider...........................  $462.84   $1,092.12   $1,697.30   $3,311.08
with EBB Rider...........................  $448.03   $1,048.13   $1,624.47   $3,168.28
with IPP & EBB Riders....................  $492.53   $1,180.68   $1,844.65   $3,603.69
MAINSTAY VP LORD ABBETT DEVELOPING
  GROWTH--INITIAL CLASS
without any Riders.......................  $453.91   $1,065.61   $1,653.44   $3,144.80
with IPP Rider...........................  $498.23   $1,196.65   $1,869.47   $3,643.73
with EBB Rider...........................  $483.47   $1,153.16   $1,798.00   $3,506.46
with IPP & EBB Riders....................  $527.80   $1,284.22   $2,014.07   $3,925.01
ALGER AMERICAN SMALL CAPITALIZATION--
  CLASS O SHARES
without any Riders.......................  $432.19   $1,000.96   $1,546.06   $2,937.28
with IPP Rider...........................  $476.63   $1,132.90   $1,764.62   $3,441.96
with EBB Rider...........................  $461.82   $1,089.09   $1,692.31   $3,301.34
with IPP & EBB Riders....................  $506.26   $1,221.06   $1,910.88   $3,730.11
CALVERT SOCIAL BALANCED
without any Riders.......................  $428.24     $989.15   $1,526.43   $2,899.02
with IPP Rider...........................  $472.67   $1,121.26   $1,745.42   $3,404.76
with EBB Rider...........................  $457.88   $1,077.42   $1,672.98   $3,263.54
with IPP & EBB Riders....................  $502.33   $1,209.52   $1,891.98   $3,694.16
DREYFUS IP TECHNOLOGY GROWTH--INITIAL
  SHARES
without any Riders.......................  $423.31     $974.39   $1,501.82   $2,851.02
with IPP Rider...........................  $467.78   $1,106.72   $1,721.42   $3,358.07
with EBB Rider...........................  $452.97   $1,062.80   $1,648.76   $3,216.01
with IPP & EBB Riders....................  $497.43   $1,195.12   $1,868.38   $3,649.08
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL
  CLASS
without any Riders.......................  $402.52     $912.14   $1,397.77   $2,646.55
with IPP Rider...........................  $447.07   $1,045.31   $1,619.77   $3,159.04
with EBB Rider...........................  $432.24   $1,001.11   $1,546.34   $3,013.73
with IPP & EBB Riders....................  $476.81   $1,134.28   $1,768.32   $3,456.81
FIDELITY(R) VIP EQUITY-INCOME--INITIAL
  CLASS
without any Riders.......................  $392.61     $882.36   $1,347.84   $2,547.57
with IPP Rider...........................  $437.22   $1,015.95   $1,571.01   $3,062.67
with EBB Rider...........................  $422.38     $971.62   $1,497.18   $2,915.78
with IPP & EBB Riders....................  $466.97   $1,105.19   $1,720.36   $3,363.75
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders.......................  $430.22     $995.05   $1,536.24   $2,918.17
with IPP Rider...........................  $474.65   $1,127.10   $1,755.05   $3,423.39
with EBB Rider...........................  $459.86   $1,083.25   $1,682.63   $3,282.44
with IPP & EBB Riders....................  $504.29   $1,215.31   $1,901.46   $3,712.18
JANUS ASPEN SERIES BALANCED--
  INSTITUTIONAL SHARES
without any Riders.......................  $402.52     $912.14   $1,397.77   $2,646.55
with IPP Rider...........................  $447.02   $1,044.76   $1,618.15   $3,151.97
with EBB Rider...........................  $432.24   $1,001.11   $1,546.34   $3,013.73
with IPP & EBB Riders....................  $476.76   $1,133.71   $1,766.68   $3,449.72

                                              EXPENSES IF YOU DO NOT SURRENDER YOUR
                                                             POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH
  EQUITY--INITIAL CLASS
without any Riders.......................  $256.96     $790.11    1,350.01   $2,802.76
with IPP Rider...........................  $302.17     $924.90   $1,573.00   $3,311.08
with EBB Rider...........................  $287.11     $880.16   $1,499.23   $3,168.28
with IPP & EBB Riders....................  $332.34   $1,014.98   $1,722.24   $3,603.69
MAINSTAY VP LORD ABBETT DEVELOPING
  GROWTH--INITIAL CLASS
without any Riders.......................  $293.09     $897.94   $1,528.57   $3,144.80
with IPP Rider...........................  $338.13   $1,031.23   $1,747.38   $3,643.73
with EBB Rider...........................  $323.14     $986.99   $1,674.99   $3,506.46
with IPP & EBB Riders....................  $368.18   $1,120.30   $1,893.84   $3,925.01
ALGER AMERICAN SMALL CAPITALIZATION--
  CLASS O SHARES
without any Riders.......................  $271.02     $832.18   $1,419.81   $2,937.28
with IPP Rider...........................  $316.18     $966.38   $1,641.18   $3,441.96
with EBB Rider...........................  $301.13     $921.82   $1,567.94   $3,301.34
with IPP & EBB Riders....................  $346.29   $1,056.05   $1,789.32   $3,730.11
CALVERT SOCIAL BALANCED
without any Riders.......................  $267.00     $820.17   $1,399.92   $2,899.02
with IPP Rider...........................  $312.16     $954.54   $1,621.73   $3,404.76
with EBB Rider...........................  $297.12     $909.94   $1,548.36   $3,263.54
with IPP & EBB Riders....................  $342.30   $1,044.31   $1,770.18   $3,694.16
DREYFUS IP TECHNOLOGY GROWTH--INITIAL
  SHARES
without any Riders.......................  $261.99     $805.15   $1,374.99   $2,851.02
with IPP Rider...........................  $307.18     $939.75   $1,597.42   $3,358.07
with EBB Rider...........................  $292.13     $895.08   $1,523.83   $3,216.01
with IPP & EBB Riders....................  $337.32   $1,029.67   $1,746.28   $3,649.08
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL
  CLASS
without any Riders.......................  $240.86     $741.83   $1,269.62   $2,646.55
with IPP Rider...........................  $286.14     $877.29   $1,494.47   $3,159.04
with EBB Rider...........................  $271.06     $832.33   $1,420.10   $3,013.73
with IPP & EBB Riders....................  $316.36     $967.78   $1,644.93   $3,456.81
FIDELITY(R) VIP EQUITY-INCOME--INITIAL
  CLASS
without any Riders.......................  $230.79     $711.54   $1,219.04   $2,547.57
with IPP Rider...........................  $276.13     $847.42   $1,445.08   $3,062.67
with EBB Rider...........................  $261.04     $802.33   $1,370.30   $2,915.78
with IPP & EBB Riders....................  $306.37     $938.20   $1,596.35   $3,363.75
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders.......................  $269.01     $826.17   $1,409.87   $2,918.17
with IPP Rider...........................  $314.17     $960.48   $1,631.48   $3,423.39
with EBB Rider...........................  $299.14     $915.88   $1,558.14   $3,282.44
with IPP & EBB Riders....................  $344.29   $1,050.21   $1,779.78   $3,712.18
JANUS ASPEN SERIES BALANCED--
  INSTITUTIONAL SHARES
without any Riders.......................  $240.86     $741.83   $1,269.62   $2,646.55
with IPP Rider...........................  $286.09     $876.72   $1,492.83   $3,151.97
with EBB Rider...........................  $271.06     $832.33   $1,420.10   $3,013.73
with IPP & EBB Riders....................  $316.31     $967.21   $1,643.27   $3,449.72


                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
JANUS ASPEN SERIES WORLDWIDE GROWTH--
  INSTITUTIONAL SHARES
without any Riders.......................  $406.48     $753.93   $1,289.78   $2,685.85
with IPP Rider...........................  $451.02     $889.20   $1,514.15   $3,197.28
with EBB Rider...........................  $436.19     $844.30   $1,439.93   $3,052.61
with IPP & EBB Riders....................  $480.74     $979.60   $1,664.32   $3,493.75

MFS(R) INVESTORS TRUST SERIES--INITIAL
  CLASS
without any Riders.......................  $422.30     $802.14   $1,369.99   $2,841.36
with IPP Rider...........................  $466.78     $936.76   $1,592.51   $3,348.64
with EBB Rider...........................  $451.97     $892.09   $1,518.90   $3,206.49
with IPP & EBB Riders....................  $496.44   $1,026.71   $1,741.43   $3,640.02

MFS(R) RESEARCH SERIES--INITIAL CLASS
without any Riders.......................  $423.31     $805.15   $1,374.99   $2,851.02
with IPP Rider...........................  $467.78     $939.75   $1,597.42   $3,358.07
with EBB Rider...........................  $452.97     $895.08   $1,523.83   $3,216.01
with IPP & EBB Riders....................  $497.43   $1,029.67   $1,746.28   $3,649.08

MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders.......................  $427.24     $817.15   $1,394.92   $2,889.43
with IPP Rider...........................  $471.69     $951.59   $1,616.90   $3,395.44
with EBB Rider...........................  $456.90     $906.97   $1,543.46   $3,254.06
with IPP & EBB Riders....................  $501.35   $1,041.39   $1,765.42   $3,685.17

NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS
  S
without any Riders.......................  $423.31     $805.15   $1,374.99   $2,851.02
with IPP Rider...........................  $467.78     $939.75   $1,597.42   $3,358.07
with EBB Rider...........................  $452.97     $895.08   $1,523.83   $3,216.01
with IPP & EBB Riders....................  $497.43   $1,029.67   $1,746.28   $3,649.08

T. ROWE PRICE EQUITY INCOME PORTFOLIO--I
without any Riders.......................  $420.33     $796.13   $1,360.01   $2,822.09
with IPP Rider...........................  $464.81     $930.82   $1,582.76   $3,329.88
with EBB Rider...........................  $450.00     $886.14   $1,509.08   $3,187.39
with IPP & EBB Riders....................  $494.49   $1,020.84   $1,731.83   $3,621.87

VAN ECK WORLDWIDE HARD ASSETS
without any Riders.......................  $457.85     $909.84   $1,548.18   $3,182.00
with IPP Rider...........................  $502.17   $1,042.99   $1,766.57   $3,679.90
with EBB Rider...........................  $487.40     $998.79   $1,694.32   $3,543.23
with IPP & EBB Riders....................  $531.73   $1,131.94   $1,912.71   $3,959.93

VAN KAMPEN UIF EMERGING MARKETS
  EQUITY--CLASS I
without any Riders.......................  $520.80   $1,098.62   $1,857.20   $3,756.81
with IPP Rider...........................  $564.82   $1,229.18   $2,068.40   $4,238.00
with EBB Rider...........................  $550.18   $1,185.87   $1,998.57   $4,110.69
with IPP & EBB Riders....................  $594.20   $1,316.41   $2,209.75   $4,498.99

VICTORY VIF DIVERSIFIED STOCK--CLASS A
  SHARES
without any Riders.......................  $502.14   $1,042.93   $1,766.49   $3,590.16
with IPP Rider...........................  $546.26   $1,174.24   $1,979.79   $4,076.30
with EBB Rider...........................  $531.56   $1,130.66   $1,909.22   $3,946.25
with IPP & EBB Riders....................  $575.68   $1,261.98   $2,122.55   $4,342.85


                                              EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
JANUS ASPEN SERIES WORLDWIDE GROWTH--
  INSTITUTIONAL SHARES
without any Riders.......................  $406.48     $924.03   $1,417.69   $2,685.85
with IPP Rider...........................  $451.02   $1,057.02   $1,639.20   $3,197.28
with EBB Rider...........................  $436.19   $1,012.88   $1,565.92   $3,052.61
with IPP & EBB Riders....................  $480.74   $1,145.89   $1,787.47   $3,493.75
MFS(R) INVESTORS TRUST SERIES--INITIAL
  CLASS
without any Riders.......................  $422.30     $971.43   $1,496.87   $2,841.36
with IPP Rider...........................  $466.78   $1,103.77   $1,716.56   $3,348.64
with EBB Rider...........................  $451.97   $1,059.86   $1,643.89   $3,206.49
with IPP & EBB Riders....................  $496.44   $1,192.21   $1,863.60   $3,640.02
MFS(R) RESEARCH SERIES--INITIAL CLASS
without any Riders.......................  $423.31     $974.39   $1,501.82   $2,851.02
with IPP Rider...........................  $467.78   $1,106.72   $1,721.42   $3,358.07
with EBB Rider...........................  $452.97   $1,062.80   $1,648.76   $3,216.01
with IPP & EBB Riders....................  $497.43   $1,195.12   $1,868.38   $3,649.08
MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders.......................  $427.24     $986.19   $1,521.49   $2,889.43
with IPP Rider...........................  $471.69   $1,118.35   $1,740.65   $3,395.44
with EBB Rider...........................  $456.90   $1,074.49   $1,668.14   $3,254.06
with IPP & EBB Riders....................  $501.35   $1,206.64   $1,887.28   $3,685.17
NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS
  S
without any Riders.......................  $423.31     $974.39   $1,501.82   $2,851.02
with IPP Rider...........................  $467.78   $1,106.72   $1,721.42   $3,358.07
with EBB Rider...........................  $452.97   $1,062.80   $1,648.76   $3,216.01
with IPP & EBB Riders....................  $497.43   $1,195.12   $1,868.38   $3,649.08
T. ROWE PRICE EQUITY INCOME PORTFOLIO--I
without any Riders.......................  $420.33     $965.52   $1,487.02   $2,822.09
with IPP Rider...........................  $464.81   $1,097.94   $1,706.94   $3,329.88
with EBB Rider...........................  $450.00   $1,054.01   $1,634.19   $3,187.39
with IPP & EBB Riders....................  $494.49   $1,186.44   $1,854.12   $3,621.87
VAN ECK WORLDWIDE HARD ASSETS
without any Riders.......................  $457.85   $1,077.31   $1,672.80   $3,182.00
with IPP Rider...........................  $502.17   $1,208.21   $1,888.42   $3,679.90
with EBB Rider...........................  $487.40   $1,164.76   $1,817.09   $3,543.23
with IPP & EBB Riders....................  $531.73   $1,295.66   $2,032.70   $3,959.93
VAN KAMPEN UIF EMERGING MARKETS
  EQUITY--CLASS I
without any Riders.......................  $520.80   $1,262.90   $1,977.89   $3,756.81
with IPP Rider...........................  $564.82   $1,391.26   $2,186.40   $4,238.00
with EBB Rider...........................  $550.18   $1,348.68   $2,117.46   $4,110.69
with IPP & EBB Riders....................  $594.20   $1,477.01   $2,325.95   $4,498.99
VICTORY VIF DIVERSIFIED STOCK--CLASS A
  SHARES
without any Riders.......................  $502.14   $1,208.16   $1,888.33   $3,590.16
with IPP Rider...........................  $546.26   $1,337.25   $2,098.92   $4,076.30
with EBB Rider...........................  $531.56   $1,294.40   $2,029.25   $3,946.25
with IPP & EBB Riders....................  $575.68   $1,423.51   $2,239.87   $4,342.85

                                              EXPENSES IF YOU DO NOT SURRENDER YOUR
                                                             POLICY
                                           -------------------------------------------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR
-------------------                        -------   ---------   ---------   ---------
JANUS ASPEN SERIES WORLDWIDE GROWTH--
  INSTITUTIONAL SHARES
without any Riders.......................  $244.89     $753.93   $1,289.78   $2,685.85
with IPP Rider...........................  $290.15     $889.20   $1,514.15   $3,197.28
with EBB Rider...........................  $275.08     $844.30   $1,439.93   $3,052.61
with IPP & EBB Riders....................  $320.35     $979.60   $1,664.32   $3,493.75
MFS(R) INVESTORS TRUST SERIES--INITIAL
  CLASS
without any Riders.......................  $260.97     $802.14   $1,369.99   $2,841.36
with IPP Rider...........................  $306.17     $936.76   $1,592.51   $3,348.64
with EBB Rider...........................  $291.12     $892.09   $1,518.90   $3,206.49
with IPP & EBB Riders....................  $336.32   $1,026.71   $1,741.43   $3,640.02
MFS(R) RESEARCH SERIES--INITIAL CLASS
without any Riders.......................  $261.99     $805.15   $1,374.99   $2,851.02
with IPP Rider...........................  $307.18     $939.75   $1,597.42   $3,358.07
with EBB Rider...........................  $292.13     $895.08   $1,523.83   $3,216.01
with IPP & EBB Riders....................  $337.32   $1,029.67   $1,746.28   $3,649.08
MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders.......................  $265.99     $817.15   $1,394.92   $2,889.43
with IPP Rider...........................  $311.16     $951.59   $1,616.90   $3,395.44
with EBB Rider...........................  $296.13     $906.97   $1,543.46   $3,254.06
with IPP & EBB Riders....................  $341.30   $1,041.39   $1,765.42   $3,685.17
NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS
  S
without any Riders.......................  $261.99     $805.15   $1,374.99   $2,851.02
with IPP Rider...........................  $307.18     $939.75   $1,597.42   $3,358.07
with EBB Rider...........................  $292.13     $895.08   $1,523.83   $3,216.01
with IPP & EBB Riders....................  $337.32   $1,029.67   $1,746.28   $3,649.08
T. ROWE PRICE EQUITY INCOME PORTFOLIO--I
without any Riders.......................  $258.96     $796.13   $1,360.01   $2,822.09
with IPP Rider...........................  $304.17     $930.82   $1,582.76   $3,329.88
with EBB Rider...........................  $289.12     $886.14   $1,509.08   $3,187.39
with IPP & EBB Riders....................  $334.33   $1,020.84   $1,731.83   $3,621.87
VAN ECK WORLDWIDE HARD ASSETS
without any Riders.......................  $297.09     $909.84   $1,548.18   $3,182.00
with IPP Rider...........................  $342.13   $1,042.99   $1,766.57   $3,679.90
with EBB Rider...........................  $327.13     $998.79   $1,694.32   $3,543.23
with IPP & EBB Riders....................  $372.18   $1,131.94   $1,912.71   $3,959.93
VAN KAMPEN UIF EMERGING MARKETS
  EQUITY--CLASS I
without any Riders.......................  $361.07   $1,098.62   $1,857.20   $3,756.81
with IPP Rider...........................  $405.81   $1,229.18   $2,068.40   $4,238.00
with EBB Rider...........................  $390.93   $1,185.87   $1,998.57   $4,110.69
with IPP & EBB Riders....................  $435.67   $1,316.41   $2,209.75   $4,498.99
VICTORY VIF DIVERSIFIED STOCK--CLASS A
  SHARES
without any Riders.......................  $342.10   $1,042.93   $1,766.49   $3,590.16
with IPP Rider...........................  $386.94   $1,174.24   $1,979.79   $4,076.30
with EBB Rider...........................  $372.01   $1,130.66   $1,909.22   $3,946.25
with IPP & EBB Riders....................  $416.85   $1,261.98   $2,122.55   $4,342.85

           QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS LIFESTAGES(R) VARIABLE ANNUITY?

     A LifeStages(R) Variable Annuity is a Flexible Premium Deferred Variable Retirement Annuity policy. NYLIAC issues the policy. You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, or to the Fixed Account. In addition you may also allocate premium payments to one or more DCA Advantage Plan Accounts. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected and the interest credited to the amounts in the Fixed Account and the DCA Advantage Plan Accounts.

2. WHERE CAN I ALLOCATE MY PREMIUM PAYMENTS?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account currently consists of 69 investment divisions, 35 of which are available under this policy. The available Investment Divisions are listed on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNT

             Each premium payment, or the portion of any premium payment, you allocate to the Fixed Account will reflect a fixed interest rate. (See "THE FIXED ACCOUNT.")

     (b) You can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of three DCA Advantage Plan Accounts: a 6-month, 12-month and an 18-month account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Accounts at rates we have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Accounts into the Investment Divisions and/or the Fixed Account. (See "THE POLICIES--Dollar Cost Averaging (DCA) Program--The DCA Advantage Plan.").

3. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the Annuity Commencement Date. The maximum amount you are allowed to transfer from the Fixed Account during any Policy Year is 20%. (See "THE FIXED ACCOUNT.") Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. (See "THE POLICIES--Transfers.")

     You can make transfers to the investment divisions, from the Fixed Account and the DCA Advantage Plan Accounts, although certain restrictions may apply. (See "THE FIXED ACCOUNT" and "THE POLICIES--Dollar Cost Averaging (DCA) Program--The DCA Advantage Plan Accounts.") In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation or Interest Sweep options described in this Prospectus. You may not transfer money into the Fixed Account if you transferred money out of the Fixed Account during the previous six-month period.

4. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a policy service charge on each Policy Anniversary and upon surrender of the policy if on that date the Accumulation Value is below $20,000. This charge will be the lesser of $30 or 2% of the Accumulation Value at the end of the Policy Year or on the date of surrender. In addition, we deduct on a daily basis a charge for policy administration expenses. This charge is equal, on an annual basis, to .15% of the net asset value of the Separate Account. (See "CHARGES AND DEDUCTIONS--Other Charges.")

     The policies are also subject to a charge for certain mortality and expense risks NYLIAC assumes. We also deduct this charge on a daily basis. This charge is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account. (See "CHARGES AND DEDUCTIONS--Other Charges.")

     We impose a surrender charge on certain partial withdrawals or surrenders of the policies. This charge is assessed as a percentage of the amount of premium payment withdrawn during the first six Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first three Payment Years as follows:

                        PAYMENT YEAR                          SURRENDER CHARGE
                        ------------                          ----------------
1...........................................................         7%
2...........................................................         7%
3...........................................................         7%
4...........................................................         6%
5...........................................................         5%
6...........................................................         4%
7+..........................................................         0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value as of the prior Policy Anniversary less any prior Surrender Charge free withdrawals during the Policy Year. (See "CHARGES AND DEDUCTIONS--Surrender Charges" and "EXCEPTIONS TO SURRENDER CHARGES.")

     If you select the Investment Protection Plan Rider (in jurisdictions where available), we will deduct a charge on each policy quarter, based on the amount that is guaranteed. (See "OTHER CHARGES--Investment Protection Plan Rider Charge.") The maximum annual charge for this feature is 1% of the amount that is guaranteed. To the extent permitted by law, we may deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See "OTHER CHARGES--Rider Risk Charge Adjustment.") The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We set both of these charges at our sole discretion, subject to the stated maximums. You should consult with your registered representative to determine the percentages we are currently charging before you select the Investment Protection Plan Rider. We will not increase either of these charges after the date the rider becomes effective for the Investment Protection Plan.

     If you select the Enhanced Beneficiary Benefit (EBB) Rider (in states where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider. This charge will not change once your policy is issued.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You can make additional premium payments of at least $500 or such lower amount as we may permit at any time. You have a choice of sending premium payments directly to NYLIAC. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is $1,500,000, without prior approval. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

6. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Account and DCA Advantage Plan Accounts you have selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received.


     You may allocate the initial premium payment in the Investment Divisions (including the DCA Advantage Plan Accounts), plus the Fixed Account. Moreover, you may raise or lower the percentages of the premium payment (which must be in whole number percentages) you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative (except the DCA Advantage Plan Accounts) is $25, or such lower amount as we may permit. We reserve the right to limit the amount of a premium payment that you may place in any one Allocation Alternative and the number of Investment Divisions to which you allocate your Accumulation Value. Acceptance of initial and additional premium payments is subject to our suitability standards.


7. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE?

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy, subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is still alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "DISTRIBUTIONS UNDER THE POLICY" and "FEDERAL TAX MATTERS.")

9. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments under the Life Income Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.") We may offer other options, at our discretion, where permitted by state law.

10. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greater of:

        (a) the Accumulation Value, less any outstanding loan balance,

        (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges previously imposed, or

        (c) the "reset value" (as described under "Death Before Annuity Commencement" in this Prospectus) plus any additional premium payments made since the most recent "reset date," less any outstanding loan balance, partial withdrawals ("proportional" withdrawals in New York) and applicable surrender charges since the most recent "reset date."

     If the Beneficiary is the spouse of the Annuitant or the owner, see Question 11. (Also see "DISTRIBUTIONS UNDER THE POLICY--Death Before Annuity Commencement" and "FEDERAL TAX MATTERS.")

11. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary (for Non-Qualified, IRA, Roth IRA and SEP policies only; Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

12. CAN I RETURN THE POLICY AFTER IT IS DELIVERED?

     You can cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. We will return the account value (in states where approved), otherwise you will then receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the date we receive the policy, without any deduction for premium taxes or a surrender charge.

13. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "VOTING RIGHTS.")

14. ARE POLICY LOANS AVAILABLE?

     If you have purchased your policy in connection with a tax-sheltered annuity "TSA" (Section 403(b)) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "DISTRIBUTIONS UNDER THE POLICY--Loans.")

15. HOW DO I CONTACT NYLIAC?

                          GENERAL INQUIRIES AND WRITTEN REQUESTS   PREMIUM PAYMENTS AND LOAN PAYMENTS
                          ---------------------------------------  ----------------------------------

REGULAR MAIL              NYLIAC Variable Products Service Center  NYLIAC
                          Madison Square Station                   75 Remittance Drive
                          P.O. Box 922                             Suite 3021
                          New York, NY 10159                       Chicago, IL 60675-3021

EXPRESS MAIL              NYLIAC Variable Products Service Center  NYLIAC, Suite 3021
                          51 Madison Avenue                        c/o The Northern Trust Bank
                          Room 452                                 350 North Orleans Street
                          New York, NY 10010                       Receipt & Dispatch, 8th Floor
                                                                   Chicago, IL 60654

CUSTOMER SERVICE          (800) 598-2019
AND INTERACTIVE
VOICE RESPONSE
SYSTEM

     You may send service requests to us at the Variable Products Service Center
(VPSC) addresses listed above. In addition, as described below, you can contact us through the Internet at our Virtual Service Center (VSC) and through an automated telephone service called the Interactive Voice Response System (IVR). (See, "Virtual Service Center and Interactive Voice Response System.") FAXED REQUESTS ARE NOT ACCEPTABLE AND WILL NOT BE HONORED AT ANY TIME.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, N.Y. 10036.

                        CONDENSED FINANCIAL INFORMATION

    The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, and the number of Accumulation Units outstanding for each Investment Division as of December 31, 2003 and for the years in the period then ended included in the Statement of Additional Information. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 1997 and for the years in the period then ended, where applicable, are derived from financial statements not included elsewhere herein. Values and units shown are for full year periods beginning January 1*, except where indicated. Some Investment Divisions offered in policies issued prior to June 2, 2003 differ from Investment Divisions offered in policies issued on or after June 2, 2003. Please refer to the Example Section of this prospectus to a list of the corresponding Investment Divisions available to you.

                         MAINSTAY VP
                           BOND--                                         MAINSTAY VP
                        SERVICE CLASS                                 BOND--INITIAL CLASS
                        -------------   -------------------------------------------------------------------------------
                           2003(E)       2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                        -------------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit
 Value (beginning of
 period)..............     $10.00       $15.14   $14.02   $13.01   $12.02   $12.37   $11.50   $10.64   $10.57   $10.00
Accumulation Unit
 Value (end of
 period)..............     $ 9.91       $15.60   $15.14   $14.02   $13.01   $12.02   $12.37   $11.50   $10.64   $10.57
Number of Units
 Outstanding (in 000s)
 (end of period)......        296       12,616   14,282   11,339    6,588    6,871    4,993    1,981    1,193      173

                         MAINSTAY VP
                           CAPITAL
                        APPRECIATION--                                     MAINSTAY VP
                        SERVICE CLASS                          CAPITAL APPRECIATION--INITIAL CLASS
                        --------------   -------------------------------------------------------------------------------
                           2003(E)        2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                        --------------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit
 Value (beginning of
 period)..............      $10.00       $12.98   $19.03   $25.14   $28.55   $23.09   $16.95   $13.92   $11.89   $10.00
Accumulation Unit
 Value (end of
 period)..............      $11.15       $16.26   $12.98   $19.03   $25.14   $28.55   $23.09   $16.95   $13.92   $11.89
Number of Units
 Outstanding (in 000s)
 (end of period)......         248       23,240   25,441   29,099   29,793   23,024   15,940   11,001    6,949      951

                                                             MAINSTAY VP
                                                           CASH MANAGEMENT
                        -------------------------------------------------------------------------------------
                         2003      2002      2001      2000      1999      1998      1997     1996    1995(A)
                        -------   -------   -------   -------   -------   -------   ------   ------   -------
Accumulation Unit
 Value (beginning of
 period)..............  $  1.27   $  1.27   $  1.24   $  1.18   $  1.14   $  1.10   $ 1.06   $ 1.03   $ 1.00
Accumulation Unit
 Value (end of
 period)..............  $  1.26   $  1.27   $  1.27   $  1.24   $  1.18   $  1.14   $ 1.10   $ 1.06   $ 1.03
Number of Units
 Outstanding (in 000s)
 (end of period)......  130,435   208,084   205,310   133,091   248,786   105,842   43,157   32,709   13,190

                         MAINSTAY VP
                           COMMON
                           STOCK--                                        MAINSTAY VP
                        SERVICE CLASS                             COMMON STOCK--INITIAL CLASS
                        -------------   -------------------------------------------------------------------------------
                           2003(E)       2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                        -------------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit
 Value (beginning of
 period)..............     $10.00       $16.31   $21.84   $26.71   $28.02   $21.87   $17.52   $14.01   $11.42   $10.00
Accumulation Unit
 Value (end of
 period)..............     $11.40       $20.33   $16.31   $21.84   $26.71   $28.02   $21.87   $17.52   $14.01   $11.42
Number of Units
 Outstanding (in 000s)
 (end of period)......        162       13,689   14,959   16,447   15,714   11,321    8,239    4,979    2,276      241

                         MAINSTAY VP                                                                              MAINSTAY VP
                        CONVERTIBLE--                                MAINSTAY VP                                 GOVERNMENT--
                        SERVICE CLASS                         CONVERTIBLE--INITIAL CLASS                         SERVICE CLASS
                        -------------   ----------------------------------------------------------------------   -------------
                           2003(E)       2003     2002     2001     2000     1999     1998     1997    1996(B)      2003(E)
                        -------------   ------   ------   ------   ------   ------   ------   ------   -------   -------------
Accumulation Unit
 Value (beginning of
 period)..............     $10.00       $13.95   $15.36   $15.92   $17.00   $12.14   $11.78   $10.35   $10.00       $10.00
Accumulation Unit
 Value (end of
 period)..............     $10.99       $16.81   $13.95   $15.36   $15.92   $17.00   $12.14   $11.78   $10.35       $ 9.75
Number of Units
 Outstanding (in 000s)
 (end of period)......        347       10,078    9,467    9,385    7,873    3,826    3,139    2,205    1,250          272


                                                          MAINSTAY VP
                                                   GOVERNMENT--INITIAL CLASS
                        -------------------------------------------------------------------------------
                         2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                        ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit
 Value (beginning of
 period)..............  $15.10   $13.94   $13.26   $11.98   $12.37   $11.51   $10.66   $10.57   $10.00
Accumulation Unit
 Value (end of
 period)..............  $15.17   $15.10   $13.94   $13.26   $11.98   $12.37   $11.51   $10.66   $10.57
Number of Units
 Outstanding (in 000s)
 (end of period)......  11,183   15,260    8,293    4,508    5,008    3,028    1,103      855      178

                         MAINSTAY VP
                         HIGH YIELD
                          CORPORATE
                           BOND--                                         MAINSTAY VP
                        SERVICE CLASS                      HIGH YIELD CORPORATE BOND--INITIAL CLASS
                        -------------   -------------------------------------------------------------------------------
                           2003(E)       2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                        -------------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit
 Value (beginning of
 period)..............     $10.00       $15.19   $15.09   $14.59   $15.72   $14.12   $13.95   $12.52   $10.83   $10.00
Accumulation Unit
 Value (end of
 period)..............     $11.41       $20.42   $15.19   $15.09   $14.59   $15.72   $14.12   $13.95   $12.52   $10.83
Number of Units
 Outstanding (in 000s)
 (end of period)......        920       30,240   27,478   28,228   25,693   25,509   21,960   14,577    6,539      648


                          MAINSTAY VP
                         INTERNATIONAL
                           EQUITY--
                         SERVICE CLASS
                        ---------------
                            2003(E)
                        ---------------
Accumulation Unit
 Value (beginning of
 period)..............      $10.00
Accumulation Unit
 Value (end of
 period)..............      $11.74
Number of Units
 Outstanding (in 000s)
 (end of period)......         114


                                                          MAINSTAY VP
                                              INTERNATIONAL EQUITY--INITIAL CLASS
                        -------------------------------------------------------------------------------
                         2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                        ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit
 Value (beginning of
 period)..............  $12.19   $12.94   $15.26   $18.88   $14.95   $12.32   $11.88   $10.90   $10.00
Accumulation Unit
 Value (end of
 period)..............  $15.63   $12.19   $12.94   $15.26   $18.88   $14.95   $12.32   $11.88   $10.90
Number of Units
 Outstanding (in 000s)
 (end of period)......   2,229    1,933    1,537    1,556    1,204    1,012      932      692       67

------------
 *  The policies were first offered May 1, 1995.
(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.
(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.
(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.
(d) For the period July 2, 2001 (commencement of operations) through December 31, 2001.
(e) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

                         MAINSTAY VP                                MAINSTAY VP
                           MIDCAP                                     MIDCAP
                           CORE--          MAINSTAY VP MIDCAP        GROWTH--
                        SERVICE CLASS     CORE--INITIAL CLASS      SERVICE CLASS
                        -------------   ------------------------   -------------
                           2003(E)       2003    2002    2001(D)      2003(E)
                        -------------   ------   -----   -------   -------------
Accumulation Unit
 Value (beginning of
 period)..............     $10.00       $ 8.03   $9.35   $10.00       $10.00
Accumulation Unit
 Value (end of
 period)..............     $11.80       $10.73   $8.03   $ 9.35       $12.07
Number of Units
 Outstanding (in 000s)
 (end of period)......        125        2,245   1,872      734          197

                                                     MAINSTAY VP
                                                       MIDCAP
                           MAINSTAY VP MIDCAP          VALUE--
                          GROWTH--INITIAL CLASS     SERVICE CLASS
                        -------------------------   -------------
                         2003     2002    2001(D)      2003(E)
                        ------   ------   -------   -------------
Accumulation Unit
 Value (beginning of
 period)..............   $6.40   $ 9.09   $10.00       $10.00
Accumulation Unit
 Value (end of
 period)..............   $9.14   $ 6.40   $ 9.09       $11.60
Number of Units
 Outstanding (in 000s)
 (end of period)......   3,998    1,768      855          207

                                                     MAINSTAY VP
                               MAINSTAY VP             S&P 500
                          MIDCAP VALUE--INITIAL        INDEX--
                                  CLASS             SERVICE CLASS
                        -------------------------   -------------
                         2003     2002    2001(D)      2003(E)
                        ------   ------   -------   -------------
Accumulation Unit
 Value (beginning of
 period)..............  $ 8.28   $ 9.83   $10.00       $10.00
Accumulation Unit
 Value (end of
 period)..............  $10.53   $ 8.28   $ 9.83       $11.26
Number of Units
 Outstanding (in 000s)
 (end of period)......   6,201    5,378    1,781          606


                                                          MAINSTAY VP
                                                 S&P 500 INDEX--INITIAL CLASS
                        -------------------------------------------------------------------------------
                         2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                        ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit
 Value (beginning of
 period)..............  $16.41   $21.39   $24.68   $27.60   $23.19   $18.30   $13.97   $11.58   $10.00
Accumulation Unit
 Value (end of
 period)..............  $20.74   $16.41   $21.39   $24.68   $27.60   $23.19   $18.30   $13.97   $11.58
Number of Units
 Outstanding (in 000s)
 (end of period)......  25,814   27,274   30,265   30,595   24,805   17,575    9,982    4,327      358

                         MAINSTAY VP
                          SMALL CAP           MAINSTAY VP
                          GROWTH--         SMALL CAP GROWTH--
                        SERVICE CLASS        INITIAL CLASS
                        -------------   ------------------------
                           2003(E)       2003    2002    2001(D)
                        -------------   ------   -----   -------
Accumulation Unit
 Value (beginning of
 period)..............     $10.00        $6.88   $9.48   $10.00
Accumulation Unit
 Value (end of
 period)..............     $12.24        $9.61   $6.88   $ 9.48
Number of Units
 Outstanding (in 000s)
 (end of period)......        192        4,177   2,600    1,286

                         MAINSTAY VP
                            TOTAL
                          RETURN--                                        MAINSTAY VP
                        SERVICE CLASS                             TOTAL RETURN--INITIAL CLASS
                        -------------   -------------------------------------------------------------------------------
                           2003(E)       2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                        -------------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit
 Value (beginning of
 period)..............     $10.00       $14.41   $17.52   $19.89   $21.09   $18.28   $14.58   $12.55   $11.36   $10.00
Accumulation Unit
 Value (end of
 period)..............     $10.73       $17.01   $14.41   $17.52   $19.89   $21.09   $18.28   $14.58   $12.55   $11.36
Number of Units
 Outstanding (in 000s)
 (end of period)......        171       13,754   14,813   16,939   17,027   14,609   11,136    7,629    5,154      665


                         MAINSTAY VP
                           VALUE--                                        MAINSTAY VP
                        SERVICE CLASS                                VALUE--INITIAL CLASS
                        -------------   -------------------------------------------------------------------------------
                           2003(E)       2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                        -------------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit
 Value (beginning of
 period)..............     $10.00       $14.51   $18.64   $18.82   $16.91   $15.76   $16.67   $13.76   $11.32   $10.00
Accumulation Unit
 Value (end of
 period)..............     $11.55       $18.22   $14.51   $18.64   $18.82   $16.91   $15.76   $16.67   $13.76   $11.32
Number of Units
 Outstanding (in 000s)
 (end of period)......        223       11,104   11,706   11,482    8,963    9,782   10,004    7,236    3,377      432

                         MAINSTAY VP
                          AMERICAN
                           CENTURY                               MAINSTAY VP
                          INCOME &                             AMERICAN CENTURY
                          GROWTH--                            INCOME & GROWTH--
                        SERVICE CLASS                           INITIAL CLASS
                        -------------   --------------------------------------------------------------
                           2003(E)        2003       2002       2001       2000       1999     1998(C)
                        -------------   --------   --------   --------   --------   --------   -------
Accumulation Unit
 value (beginning of
 period)..............     $10.00        $ 7.94     $10.00     $11.08     $12.59     $10.86    $10.00
Accumulation Unit
 value (end of
 period)..............     $11.07        $10.07     $ 7.94     $10.00     $11.08     $12.59    $10.86
Number of units
 outstanding (in 000s)
 (end of period)......         45         4,374      5,461      5,593      5,454      3,997     2,263

                         MAINSTAY VP
                           DREYFUS
                            LARGE                                MAINSTAY VP
                           COMPANY                              DREYFUS LARGE
                           VALUE--                             COMPANY VALUE--
                        SERVICE CLASS                           INITIAL CLASS
                        -------------   --------------------------------------------------------------
                           2003(E)        2003       2002       2001       2000       1999     1998(C)
                        -------------   --------   --------   --------   --------   --------   -------
Accumulation Unit
 value (beginning of
 period)..............     $10.00        $ 8.07     $10.61     $11.27     $10.72     $10.19    $10.00
Accumulation Unit
 value (end of
 period)..............     $11.32        $10.18     $ 8.07     $10.61     $11.27     $10.72    $10.19
Number of units
 outstanding (in 000s)
 (end of period)......         73         3,407      4,314      4,211      3,356      2,397     1,629

                         MAINSTAY VP
                         EAGLE ASSET
                         MANAGEMENT                              MAINSTAY VP
                           GROWTH                                EAGLE ASSET
                          EQUITY--                        MANAGEMENT GROWTH EQUITY--
                        SERVICE CLASS                           INITIAL CLASS
                        -------------   --------------------------------------------------------------
                           2003(E)        2003       2002       2001       2000       1999     1998(C)
                        -------------   --------   --------   --------   --------   --------   -------
Accumulation Unit
 value (beginning of
 period)..............     $10.00        $ 9.85     $13.92     $16.92     $19.06     $11.68    $10.00
Accumulation Unit
 value (end of
 period)..............     $11.11        $12.44     $ 9.85     $13.92     $16.92     $19.06    $11.68
Number of units
 outstanding (in 000s)
 (end of period)......         74         7,818      8,375      9,537      9,323      2,730     1,408

                         MAINSTAY VP
                         LORD ABBETT                             MAINSTAY VP                              ALGER AMERICAN
                         DEVELOPING                              LORD ABBETT                                  SMALL
                          GROWTH--                           DEVELOPING GROWTH--                         CAPITALIZATION--
                        SERVICE CLASS                           INITIAL CLASS                             CLASS S SERIES
                        -------------   --------------------------------------------------------------   ----------------
                           2003(E)        2003       2002       2001       2000       1999     1998(C)       2003(E)
                        -------------   --------   --------   --------   --------   --------   -------   ----------------
Accumulation Unit
 Value (beginning of
 period)..............     $10.00         $6.07     $8.67      $9.49      $11.89     $ 9.12    $10.00         $10.00
Accumulation Unit
 Value (end of
 period)..............     $11.63         $8.30     $6.07      $8.67      $ 9.49     $11.89    $ 9.12         $12.16
Number of Units
 Outstanding (in 000s)
 (end of period)......         55         3,094     2,893      2,959       3,141      2,276     1,573             55


                                                           ALGER AMERICAN
                                                       SMALL CAPITALIZATION--
                                                           CLASS O SHARES
                        ------------------------------------------------------------------------------------
                          2003       2002       2001       2000       1999       1998       1997     1996(B)
                        --------   --------   --------   --------   --------   --------   --------   -------
Accumulation Unit
 Value (beginning of
 period)..............    $6.15     $8.45      $12.16     $16.93     $11.97     $10.51     $ 9.57    $10.00
Accumulation Unit
 Value (end of
 period)..............    $8.63     $6.15      $ 8.45     $12.16     $16.93     $11.97     $10.51    $ 9.57
Number of Units
 Outstanding (in 000s)
 (end of period)......    6,994     7,192       7,864      7,657      3,063      1,904      1,060       125


                                                            CALVERT
                                                        SOCIAL BALANCED
                        -------------------------------------------------------------------------------
                         2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                        ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit
 Value (beginning of
 period)..............  $14.22   $16.41   $17.89   $18.72   $16.92   $14.76   $12.46   $11.22   $10.00
Accumulation Unit
 Value (end of
 period)..............  $16.73   $14.22   $16.41   $17.89   $18.72   $16.92   $14.76   $12.46   $11.22
Number of Units
 Outstanding (in 000s)
 (end of period)......   1,655    1,627    1,668    1,484      987      594      282      123       17

------------
 *  The policies were first offered May 1, 1995.
(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.
(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.
(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.
(d) For the period July 2, 2001 (commencement of operations) through December 31, 2001.
(e) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

                          DREYFUS IP
                          TECHNOLOGY            DREYFUS IP          FIDELITY(R) VIP
                           GROWTH--        TECHNOLOGY GROWTH--      CONTRAFUND(R)--            FIDELITY(R) VIP
                        SERVICE SHARES        INITIAL CLASS         SERVICE CLASS 2     CONTRAFUND(R)-- INITIAL CLASS
                        --------------   ------------------------   ---------------   ---------------------------------
                           2003(E)        2003    2002    2001(D)       2003(E)        2003     2002     2001     2000
                        --------------   ------   -----   -------   ---------------   ------   ------   ------   ------
Accumulation Unit
 value
 (beginning of
 period)..............      $10.00        $5.88   $9.84   $10.00        $10.00        $14.56   $16.28   $18.82   $20.44
Accumulation Unit
 value
 (end of period)......      $11.77        $8.75   $5.88   $ 9.84        $11.69        $18.44   $14.56   $16.28   $18.82
Number of units
 outstanding
 (in 000s) (end of
 period)..............         104        2,027     815      325           318        15,836   16,358   17,160   16,983


                                 FIDELITY(R) VIP
                          CONTRAFUND(R)-- INITIAL CLASS
                        ----------------------------------
                         1999     1998     1997    1996(B)
                        ------   ------   ------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $16.68   $13.01   $10.63   $10.00
Accumulation Unit
 value
 (end of period)......  $20.44   $16.68   $13.01   $10.63
Number of units
 outstanding
 (in 000s) (end of
 period)..............  12,004    7,022    3,079      241

                        FIDELITY(R) VIP
                        EQUITY-INCOME--                                     FIDELITY(R) VIP
                        SERVICE CLASS 2                              EQUITY-INCOME-- INITIAL CLASS
                        ---------------   ------------------------------------------------------------------------------------
                            2003(E)         2003       2002       2001       2000       1999       1998       1997     1996(B)
                        ---------------   --------   --------   --------   --------   --------   --------   --------   -------
Accumulation Unit
 value (beginning of
 period)..............      $10.00         $12.50     $15.26     $16.29     $15.23     $14.53     $13.20     $10.45    $10.00
Accumulation Unit
 value (end of
 period)..............      $11.53         $16.07     $12.50     $15.26     $16.29     $15.23     $14.53     $13.20    $10.45
Number of units
 outstanding (in 000s)
 (end of period)......         251         11,179     11,548     11,501      9,762      8,139      5,850      2,267       149

                         FIDELITY(R)
                             VIP
                          MIDCAP--      JANUS ASPEN SERIES
                           SERVICE          BALANCED--
                           CLASS 2        SERVICE SHARES
                        -------------   ------------------
                           2003(F)           2003(E)
                        -------------   ------------------
Accumulation Unit
 value (beginning of
 period)..............     $10.00             $10.00
Accumulation Unit
 value (end of
 period)..............     $11.27             $10.52
Number of units
 outstanding (in 000s)
 (end of period)......        199                410


                                                   JANUS ASPEN SERIES BALANCED--
                                                        INSTITUTIONAL SHARES
                        ------------------------------------------------------------------------------------
                          2003       2002       2001       2000       1999       1998       1997     1996(B)
                        --------   --------   --------   --------   --------   --------   --------   -------
Accumulation Unit
 value (beginning of
 period)..............   $17.05     $18.48     $19.66     $20.40     $16.32     $12.32     $10.24    $10.00
Accumulation Unit
 value (end of
 period)..............   $19.17     $17.05     $18.48     $19.66     $20.40     $16.32     $12.32    $10.24
Number of units
 outstanding (in 000s)
 (end of period)......   28,250     31,372     32,862     30,425     16,575      6,418      2,043       125

                        JANUS ASPEN SERIES
                            WORLDWIDE
                         GROWTH--SERVICE                                 JANUS ASPEN SERIES WORLDWIDE
                              SHARES                                     GROWTH--INSTITUTIONAL SHARES
                        ------------------   ------------------------------------------------------------------------------------
                             2003(E)           2003       2002       2001       2000       1999       1998       1997     1996(B)
                        ------------------   --------   --------   --------   --------   --------   --------   --------   -------
Accumulation Unit
 value (beginning of
 period)..............        $10.00          $12.02     $18.36     $21.39     $25.73     $15.86     $12.48     $10.36    $10.00
Accumulation Unit
 value (end of
 period)..............        $11.53          $14.70     $12.02     $16.36     $21.39     $25.73     $15.86     $12.48    $10.36
Number of units
 outstanding (in 000s)
 (end of period)......           121          18,103     20,859     23,563     23,672     12,816      7,855      4,392       269

                            MFS(R)
                          INVESTORS
                        TRUST SERIES--                       MFS(R) INVESTORS TRUST
                        SERVICE CLASS                        SERIES-- INITIAL CLASS
                        --------------   --------------------------------------------------------------
                           2003(E)         2003       2002       2001       2000       1999     1998(C)
                        --------------   --------   --------   --------   --------   --------   -------
Accumulation Unit
 value (beginning of
 period)..............      $10.00         $7.07     $9.07      $10.95     $11.12     $10.57    $10.00
Accumulation Unit
 value (end of
 period)..............      $10.86         $8.52     $7.07      $ 9.07     $10.95     $11.12    $10.57
Number of units
 outstanding (in 000s)
 (end of period)......          12         2,885     3,138       3,303      2,695      1,685       435

                                                                                                    T. ROWE
                                                                                                     PRICE
                        MFS(R) RESEARCH                                                             EQUITY
                            SERIES--                    MFS(R) RESEARCH SERIES--                    INCOME
                         SERVICE CLASS                        INITIAL CLASS                      PORTFOLIO--II
                        ----------------   ---------------------------------------------------   -------------
                            2003(E)         2003    2002     2001     2000     1999    1998(C)      2003(E)
                        ----------------   ------   -----   ------   ------   ------   -------   -------------
Accumulation Unit
 value (beginning of
 period)..............       $10.00         $7.19   $9.66   $12.44   $13.25   $10.83   $10.00       $10.00
Accumulation Unit
 value (end of
 period)..............       $11.02         $8.84   $7.19   $ 9.66   $12.44   $13.25   $10.83       $11.20
Number of units
 outstanding (in 000s)
 (end of period)......           35         3,779   4,107    4,857    4,054      999      252          224


                                        T. ROWE PRICE EQUITY
                                        INCOME PORTFOLIO--I
                        ----------------------------------------------------
                         2003     2002     2001     2000     1999    1998(C)
                        ------   ------   ------   ------   ------   -------
Accumulation Unit
 value (beginning of
 period)..............  $ 9.90   $11.55   $11.55   $10.36   $10.13   $10.00
Accumulation Unit
 value (end of
 period)..............  $12.25   $ 9.90   $11.55   $11.55   $10.36   $10.13
Number of units
 outstanding (in 000s)
 (end of period)......   9,625    9,056    7,398    3,679    2,387      995

------------
(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.
(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.
(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.
(d) For the period July 2, 2001 (commencement of operations) through December 31, 2001.
(e) For the period June 2, 2003 (commencement of operations) through December 31, 2003.
(f) For the period September 5, 2003 (commencement of operations) through December 31, 2003.

                                                                                VAN KAMPEN
                                                                               UIF EMERGING
                                             VAN ECK                         MARKETS EQUITY--
                                      WORLDWIDE HARD ASSETS                      CLASS II
                        --------------------------------------------------   ----------------
                         2003    2002     2001     2000    1999    1998(C)       2003(E)
                        ------   -----   ------   ------   -----   -------   ----------------
Accumulation Unit
 value (beginning of
 period)..............  $ 8.89   $9.28   $10.51   $ 9.57   $8.02   $10.00         $10.00
Accumulation Unit
 value (end of
 period)..............  $12.72   $8.89   $ 9.28   $10.51   $9.57   $ 8.02         $13.71
Number of units
 outstanding (in 000s)
 (end of period)......     805     714      378      469     216       53             31


                                                  VAN KAMPEN UIF
                                         EMERGING MARKETS EQUITY-- CLASS I
                        -------------------------------------------------------------------
                         2003    2002    2001     2000     1999    1998     1997    1996(B)
                        ------   -----   -----   ------   ------   -----   ------   -------
Accumulation Unit
 value (beginning of
 period)..............  $ 7.09   $7.89   $8.55   $14.27   $ 7.40   $9.89   $10.00   $10.00
Accumulation Unit
 value (end of
 period)..............  $10.46   $7.09   $7.89   $ 8.55   $14.27   $7.40   $ 9.89   $10.00
Number of units
 outstanding (in 000s)
 (end of period)......   3,161   3,213   3,172    3,358    1,659     841      827       80

------------
(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.
(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.
(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.
(d) For the period July 2, 2001 (commencement of operations) through December 31, 2001.
(e) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation (NYLIAC) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company (New York Life), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $52.1 billion at the end of 2003. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Account, the DCA Accounts and any other separate account of NYLIAC.

     The Separate Account currently has 69 Investment Divisions, 35 of which are available under this policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table. SOME INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED PRIOR TO JUNE 2, 2003 DIFFER FROM INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED ON OR AFTER JUNE 2, 2003. PLEASE REFER TO THE EXAMPLES SECTION OF THIS PROSPECTUS FOR A LIST OF THE CORRESPONDING INVESTMENT DIVISIONS AVAILABLE TO YOU.
--------------------------------------------------------------------------------


FUND                             INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                 -                                   -
MainStay VP Series Fund, Inc.    New York Life Investment            MainStay VP Bond;
                                 Management LLC                      MainStay VP Capital Appreciation;
                                                                     MainStay VP Cash Management;
                                                                     MainStay VP Common Stock;
                                                                     MainStay VP Convertible;
                                                                     MainStay VP Government;
                                                                     MainStay VP High Yield Corporate Bond;
                                                                     MainStay VP International Equity;
                                                                     MainStay VP Mid Cap Core;
                                                                     MainStay VP Mid Cap Growth;
                                                                     MainStay VP Mid Cap Value;
                                                                     MainStay VP S&P 500 Index;
                                                                     MainStay VP Small Cap Growth;
                                                                     MainStay VP Total Return;
                                                                     MainStay VP Value;
                                                                     MainStay VP American Century Income & Growth;
                                                                     MainStay VP Dreyfus Large Company Value;
                                                                     MainStay VP Eagle Asset Management Growth Equity;
                                                                     MainStay VP Lord Abbett Developing Growth
The Alger American Fund          Fred Alger Management, Inc.         Alger American Small Capitalization
Calvert Variable Series, Inc.    Calvert Asset Management Company,   Calvert Social Balanced
                                 Inc.
Dreyfus Investment Portfolios    The Dreyfus Corporation             Dreyfus IP Technology Growth
Fidelity Variable Insurance      Fidelity Management and Research    Fidelity(R) VIP Contrafund(R);
Products Fund                    Company                             Fidelity(R) VIP Equity-Income;
                                                                     Fidelity(R) VIP Mid Cap
Janus Aspen Series               Janus Capital Management LLC        Janus Aspen Series Balanced;
                                                                     Janus Aspen Series Worldwide Growth
MFS(R) Variable Insurance        MFS(R) Investment Management        MFS(R) Investors Trust Series; MFS(R) Research
Trust(SM)                                                            Series; MFS(R) Utilities Series
Neuberger Berman Advisors        Neuberger Berman Management Inc.    Neuberger Berman AMT MidCap Growth
Management Trust
T. Rowe Price Equity Series,     T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income Portfolio
Inc.
The Universal Institutional      Van Kampen                          Van Kampen UIF Emerging Markets Equity
Funds, Inc.
Van Eck Worldwide Insurance      Van Eck Associates Corporation      Van Eck Worldwide Hard Assets
Trust
Victory Variable Insurance       Victory Capital Management, Inc.    Victory VIF Diversified Stock
Funds

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other Separate Accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                  THE POLICIES

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Advantage Plan Accounts may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only) (c) receive Income Payments and (d) name a payee to receive Income Payments. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the LifeStages(R) Variable Annuity policy described in this prospectus, we offer other variable annuities, each having different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and policy feature preferences.

     The following chart outlines some of the different features for each LifeStages(R) variable annuity we offer. The availability of optional policy features such as those mentioned in the chart may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the policy date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

     Your registered representative can provide you with a prospectus for one or more of these annuities, which contains more complete information on these and other policy features.

-----------------------------------------------------------------------------------------------------------------------
                                     LIFESTAGES(R)              LIFESTAGES(R) ELITE       LIFESTAGES(R) PREMIUM PLUS II
                                  VARIABLE ANNUITY(1)             VARIABLE ANNUITY             VARIABLE ANNUITY(1)
-----------------------------------------------------------------------------------------------------------------------
Surrender Charge Period       6 Years (7%, 7%, 7%, 6%, 5%,  8 Years (8%, 8%, 8%, 7%, 6%,  8 Years (8%, 8%, 8%, 7%, 6%,
                              4% -- based on each premium   5%, 4%, 3% -- based on each   5%, 4%, 3% -- based on each
                                     payment date)             premium payment date)*        premium payment date)*
-----------------------------------------------------------------------------------------------------------------------
DCA Advantage Plan                Yes (6, 12, 18 month         Yes (6 month account)         Yes (6 month account)
                                       accounts)
-----------------------------------------------------------------------------------------------------------------------
Interest Sweep                            Yes                           Yes                           Yes
-----------------------------------------------------------------------------------------------------------------------
Premium Credit                             No                            No                           Yes
-----------------------------------------------------------------------------------------------------------------------
Fixed Account                             Yes                           Yes                           Yes
                                        One-Year                      One-Year                      One-Year
-----------------------------------------------------------------------------------------------------------------------
Reset Death Benefit              Annual reset to age 85               Optional               Annual reset to age 80
Guarantee                                                      Annual reset to age 80
-----------------------------------------------------------------------------------------------------------------------
Annual Death Benefit Reset                N/A               Ages 65 or younger:  0.30%                N/A
Charge                                                      Ages 66 to 75:        0.35%
-----------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk    1.40%                         1.70%                         1.75%
and Administration Costs      Based on assets of the        Based on Adjusted Premium     Based on assets of the
Charge                        Separate Account.             Payments.                     Separate Account.
                              Charge is reflected in the    Charge is not reflected in    Charge is reflected in the
                              Accumulation Unit Value       the Accumulation Unit Value   Accumulation Unit Value
-----------------------------------------------------------------------------------------------------------------------
Annual Policy Service Charge   Lesser of $30 or 2% of the               $30                           $30
                                   Accumulation Value
-----------------------------------------------------------------------------------------------------------------------
Minimum Cash Value Required             $20,000                       $100,000                      $100,000
to Waive Annual Policy
Service Charge
-----------------------------------------------------------------------------------------------------------------------

----------------------------  ----------------------------------------------------------
                                  LIFESTAGES(R) SELECT         LIFESTAGES(R) FLEXIBLE
                                  VARIABLE ANNUITY(1)         PREMIUM VARIABLE ANNUITY
----------------------------  ----------------------------------------------------------
Surrender Charge Period       3 Years (8%, 8%, 7% -- based  9 Years (7%, 7%, 7%, 6%, 5%,
                                on each premium payment      4%, 3%, 2%, 1% -- based on
                                         date)                      policy date)
-----------------------------------------------------------------------------------------------------------------------
DCA Advantage Plan                Yes (6 and 12 month                    No
                                       accounts)
-----------------------------------------------------------------------------------------------------------------------
Interest Sweep                            Yes                           Yes
-----------------------------------------------------------------------------------------------------------------------
Premium Credit                             No                            No
-----------------------------------------------------------------------------------------------------------------------
Fixed Account                             Yes                           Yes
                                        One-Year                      One-Year
-----------------------------------------------------------------------------------------------------------------------
Reset Death Benefit              Annual reset to age 80        3 year reset to age 85
Guarantee
-----------------------------------------------------------------------------------------------------------------------
Annual Death Benefit Reset                N/A                           N/A
Charge
-----------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk    1.85%                         1.40%
and Administration Costs      Based on assets of the        Based on assets of the
Charge                        Separate Account.             Separate Account.
                              Charge is reflected in the    Charge is reflected in the
                              Accumulation Unit Value       Accumulation Unit Value
-----------------------------------------------------------------------------------------------------------------------
Annual Policy Service Charge              $50                           $30
-----------------------------------------------------------------------------------------------------------------------
Minimum Cash Value Required             $100,000                      $20,000
to Waive Annual Policy
Service Charge
-----------------------------------------------------------------------------------------------------------------------

(1) All policies and features may not be available in all jurisdictions.
 *  May be different in some jurisdictions.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions;

     (2) Section 408 or 408A Individual Retirement Annuities (IRAs), including Roth IRAs, Inherited IRAs; and SEPs.

     Please see "Federal Tax Matters" for a detailed description of these plans.

     If you are considering a Qualified Policy, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features other than tax deferral that may not be available in other investments. They include:

     (1) a Fixed Account option, which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every three years (every year for applications signed on or after May 19, 2000 in states where approved) and is guaranteed to be at least the amount of your premium payments, less any outstanding loan balance, partial withdrawals and surrender charges as stated in your contract;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive (without surrender charges) a guaranteed amount of monthly income for life after the first Policy Year;

     (5) two riders (an Unemployment Benefit Rider and a Living Needs Benefit Rider), which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

     (6) an Interest Sweep feature which provides the opportunity to allocate interest earned on monies in the Fixed Account to the Investment Divisions under the policy; and

     (7) the option for your spouse to continue the policy upon your death prior to the Annuity Commencement Date if your spouse is named the sole Beneficiary.

     These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application. The application is sent to NYLIAC's Cleveland or Dallas service center with your initial premium payment. If the application is complete and accurate and we have received all other information necessary to process the application, we will credit the initial premium payment within two Business Days after receipt at the service center. If we cannot credit the initial premium payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. Our rules generally require that only one policy owner be named. However, there are exceptions to these rules, such as when the application is related to certain exchanges of in-force annuities in accordance with Section 1035 of the Internal Revenue Code. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner.

     We will allocate the initial premium payments to the Investment Divisions, Fixed Account or the DCA Advantage Plan Accounts immediately. We credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You are encouraged to send subsequent premium payments directly as indicated in the response to Question 15. ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.


     You may allocate premium payments in the Investment Divisions (including the DCA Advantage Plan Accounts), plus the Fixed Account. Moreover, you may increase or decrease the percentages of premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made.


     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $500 each or such lower amount as we may permit at any time or by any other method NYLIAC makes available. For residents of the states of Maryland, New Jersey and Washington, however, additional premium payments may only be made until either the Annuitant reaches age 64 or the fourth Policy Year, whichever is later. The current available methods of payment are direct payments to NYLIAC or any other method agreed to by us. You may make premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is $1,500,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Plan Account.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by providing written notification or by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the date we receive the policy, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the date we receive the policy, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 85 (age 80 in New York and Pennsylvania). We will accept additional premium payments until either you or the Annuitant reaches the age of 85, unless we agree otherwise.

     For IRA, Roth IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 85 (0-85 for Inherited IRAs). We will accept additional premium payments until the Owner/Annuitant reaches the age of 85, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the Fixed Account at least 30 days before the Annuity Commencement Date. In addition, you can also transfer from the DCA Advantage Plan Accounts. You may not make transfers into the DCA Advantage Plan Accounts. Except in connection with transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options, the minimum that you may transfer from one Investment Division to other Investment Divisions or to the Fixed Account is $500. Except for the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, if the value of the remaining Accumulation Units in an Investment Division or the Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation Interest Sweep, and the DCA Advantage Plan options will not count as a transfer toward the twelve transfer limit. You can make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. Transfers into the Fixed Account may be subject to restrictions. (See "THE FIXED ACCOUNT.")

     You can request a transfer in four ways:

        - submit your request in writing on a form we approve to the Variable Products Service Center at the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

        - use the IVR at 800-598-2019;

        - speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time); or

        - make your request through the Virtual Service Center.

     NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. We must receive telephone transfer requests no later than 4:00 p.m. Eastern Time in order to assure same-day processing. We will process requests received after 4:00 p.m. on the next Business Day.

     For more details, see "Virtual Service Center and Interactive Voice Response System."

     (a) Limits on Transfers.

     This policy is not designed as a vehicle for market timing. Accordingly, your right to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that right may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer right could be applied to transfers to or from some or all of the Investment Divisions. We may, for example:

        - reject a transfer request from you or from any person acting on your behalf

        - restrict the method of making a transfer

        - impose redemption fees on short-term trading

        - limit the dollar amount of each transfer.

     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Division on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will require that all subsequent transfer requests for your policy(ies) be made through the U.S. mail or an overnight courier, and not through the IVR, VSC or our Service Center representatives. We will provide you with written notice when we take this action.

     Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. We will provide you with written notice of any transfer request not accepted by the Fund.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful affect from any particular transfer.

     We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful affects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:

        - increased administrative expenses,

        - portfolio management decisions driven by the need to maintain higher than normal liquidity or

        - dilution of the interest of long-term investors.

VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies.

     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (PIN). With your Social Security Number, the PIN will give you access to both the VSC on our corporate website, www.newyorklife.com, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     As described herein, we will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through IVR or VSC which we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if the policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or on non-Business Days will be processed as of the next Business Day.

     Availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while service is unavailable.

     VSC

     The VSC is open Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern
Time).

     The VSC enables you to:

        - email your registered representative or the VPSC;

        - obtain current policy values;

        - transfer assets between investment options;

        - change the allocation of future premium payments;

        - reset your PIN;

        - change your address; and

        - obtain service forms.

     IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

        - obtain current Policy values;

        - transfer assets between investment options;

        - change the allocation of future premium payments; and

        - speak with one of our Customer Service Representatives on Business Days, between the hours of 8:00 a.m. to 6:00 p.m. (Eastern Time).

     You may authorize a third party to have access in the IVR to your policy information and to make fund transfers, allocation changes and other permitted transactions by completing a telephone request form. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See "The Policies -- Transfers" for information on how to transfer assets between Investment Divisions.

     Faxed requests are not acceptable and will not be honored at any time.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. In states where approved, NYLIAC will also offer the DCA Advantage Plan under which you may utilize the 6-month, 12-month or 18-month DCA Accounts. (See "THE POLICIES--The DCA Advantage Plan.") We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year.

     We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to move $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Common Stock Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


            AMOUNT            ACCUMULATION       ACCUMULATION UNITS
MONTH       TRANSFERRED       UNIT VALUE          PURCHASED
 1             $100              $10.00                10.00
 2             $100              $ 8.00                12.50
 3             $100              $12.50                 8.00
 4             $100              $ 7.50                13.33
Total          $400              $38.00                43.83

                The average unit price is calculated as follows:

 Total share price         $38.00
--------------------   =   ------   =   $9.50
  Number of months           4

                The average unit cost is calculated as follows:

Total amount transferred       $400.00
------------------------   =   -------   =   $9.13
 Total units purchased          43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. You specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually).

You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You may specify any day of the month except the 29th, 30th or 31st. We will not process a Dollar Cost Averaging transfer unless we receive a written request at the Variable Products Service Center at the address listed in Question 15 of this Prospectus. We must receive this request at least five Business Days before the date the transfers are scheduled to begin. If we do not receive the request within the five Business Days, the Dollar Cost Averaging transfer will commence on the day requested in the following month. Facsmile requests will not be accepted or processed.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     (b) The DCA Advantage Plan

     This feature permits you to set up automatic dollar cost averaging using the 6-month, 12-month and/or 18-month DCA Advantage Plan Accounts when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options.

     You can enroll in any one, two or all three DCA Advantage Plan Accounts. YOU MUST ALLOCATE A MINIMUM OF $5,000 IN EACH DCA ADVANTAGE PLAN ACCOUNT THAT IS SELECTED. If you send less than the $5,000 minimum to be allocated to a DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions and/or Fixed Account that you have specified to receive transfers from such DCA Advantage Plan Account. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Accounts are to be made. However, you may not select a DCA Advantage Plan Account with a duration which would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Accounts will be transferred to the Investment Divisions in 6 monthly transfers if the 6-month DCA Advantage Plan Account is selected, in 12-monthly or 4-quarterly transfers if the 12-month DCA Advantage Plan Account is selected or in 18-monthly or 6-quarterly transfers if the 18-month DCA Advantage Plan Account is selected. For monthly transfers, dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Plan Account. For quarterly transfers, dollar cost averaging will begin three months from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) every subsequent three month period for the duration of the DCA Advantage Plan Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly or quarterly transfers and the remaining value in a DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of a 6-month DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

     You may have a 6-month, a 12-month and an 18-month DCA Advantage Plan Account open simultaneously in accordance with established procedures. However, you may not have more than one DCA Advantage Plan Account with the same duration open at the same time. Accordingly, any subsequent premium payment we receive for a duration that is already open will be allocated to that same DCA Advantage Plan Account already opened. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the 12-month DCA Advantage Plan Account under which the 12-month term will end on December 31, 2004 and you make a subsequent premium payment to the 12-month DCA Advantage Plan Account before December 31, 2004, we will allocate the subsequent premium payment to the same 12-month DCA Advantage Plan Account already opened and transfer the entire value of the 12-month DCA Advantage Plan Account to the Investment Divisions and/or Fixed Account by December 31, 2004 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 12-month period. If an additional premium payment is allocated to a DCA Advantage Plan account after the duration has expired, the Plan will be re-activated and will earn the interest rate in effect on that day.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Accounts. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     YOU CANNOT MAKE TRANSFERS INTO THE DCA ADVANTAGE PLAN ACCOUNTS FROM ANY ALLOCATION ALTERNATIVE.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur (with the exception of the 29th, 30th or 31st of a month). We will not process an Automatic Asset Reallocation transfer unless we receive a written request at the Variable Products Service Center at the address listed in Question 15 of this prospectus. We must receive this request at least five Business Days before the date the transfers are scheduled to begin. If we do not receive the request within the five Business Days, the Automatic Asset Reallocation transfer will commence on the day requested in the following month. Facsimile requests will not be accepted or processed. The minimum Accumulation Value required to elect this option is $2,500. There is no minimum amount which you must allocate among the Investment Divisions under to this option.

     You can cancel the Automatic Asset Reallocation option at any time in a written request. NYLIAC may also cancel this option if the Variable Accumulation Value is less than $2,500, or such a lower amount as we may determine. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that interest earned on monies allocated to the Fixed Account be transferred from the Fixed Account to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th or 31st of a month). We will not process an Interest Sweep transfer unless we receive a written request at the Variable Products Service Center at the address listed in Question 15 of this prospectus. We must receive this request at least five Business Days before the date the transfers are scheduled to begin. If we do not receive the request within the five Business Days, the Interest Sweep transfer will commence on the day requested in the following month. Facsimile requests will not be accepted or processed. The minimum Fixed Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day that you specify or on the next Business Day (if the day you have specified is not a Business Day).

     You may request the Interest Sweep option in addition to either the traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     You can cancel the Interest Sweep option at any time in a written request. We may also cancel this option if the Fixed Accumulation Value is less than $2,500, or such a lower amount as we may determine.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions, DCA Advantage Plan Accounts, or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25 (or such lower amount as we may permit). In states where approved, we will allocate the initial premium payment immediately to the Investment Divisions, Fixed Account and DCA Advantage Plan Accounts you have selected. We will allocate all additional premium payments to the Investment Divisions and/or Fixed Account as requested.

     We will credit that portion of each premium payment you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary with the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "THE FIXED ACCOUNT" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     RIDERS

     We include two riders under the policy at no additional charge: an Unemployment Benefit Rider, for Non-Qualified, IRA, SEP IRA, Roth IRA and Inherited IRA policies, and a Living Needs Benefit Rider, for all types of policies. These two Riders are described below and both provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also offer the Investment Protection Plan and Enhanced Beneficiary Benefit Riders each of which is available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is elected) and a Upromise Account Rider, each of which is available at no additional cost. The riders are only available in those jurisdictions where they have been approved. Please consult with your registered representative regarding the availability of these riders in your jurisdiction.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved. This Rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this Rider, you must be classified as disabled by the Social Security Administration. You are no longer eligible for the disability benefit once you begin collecting Social Security retirement benefits. There is no additional charge for this rider.

     (b) Unemployment Benefit Rider

     For all Non-Qualified, IRA, SEP IRA, Roth IRA and Inherited IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for and are receiving unemployment benefits. There is no additional charge for this rider.

     (c) Investment Protection Plan Rider (optional)

     THE INVESTMENT PROTECTION PLAN RIDER IS AVAILABLE ONLY IN STATES WHERE APPROVED. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS--Other Charges--Investment Protection Plan Rider Charge.") When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

           (i) At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all proportional withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

           (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The rider will take effect on the next Policy Anniversary following the date we receive your application for the rider.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "CHARGES AND DEDUCTIONS--Other Charges--Investment Protection Plan Rider Charge" and "CHARGES AND DEDUCTIONS--Other Charges--Rider Risk Charge Adjustment.")

     In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after the delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. You must return the rider to us or to the registered representative through whom it was purchased, with a written request for cancellation. Upon receipt of this request, we will promptly cancel the rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted. (See "CHARGES AND DEDUCTIONS--Other Charges--Rider Risk Charge Adjustment.") The cancellation will be effective on the date we receive your request.

     This Rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA and SEP-IRA policies if the policy owner is age 65 or younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Account. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals will impact the guaranteed amount. In this example, we have assumed the following:

          (1) the rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) no additional premium payments are made;

          (4) a withdrawal of $20,000 is made in the eighth Policy Year;

          (5) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (6) the Accumulation Value on the tenth Policy Year has decreased to $50,000.

     The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

        Proportional withdrawal = ($20,000/$80,000)X $100,000 = $25,000

     To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount; ($100,000-$25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policy owner receives $75,000 even though the Accumulation Value has decreased to $50,000.

     (d) Enhanced Beneficiary Benefit Rider (optional)

     THE EBB RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. THE EBB RIDER IS NOT AVAILABLE IF THE OLDEST OWNER OR ANNUITANT IS OVER AGE 75 AT THE TIME OF APPLICATION. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS -- Other Charges -- Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

              AGE OF OLDEST OWNER                                   RANGE OF
                 OR ANNUITANT                                APPLICABLE PERCENTAGES
              -------------------                            ----------------------
70 OR YOUNGER                                    NOT LESS THAN 40% NOR GREATER THAN 60%
71 TO 75 INCLUSIVE                               NOT LESS THAN 20% NOR GREATER THAN 40%

     WHEN YOU SELECT THE EBB RIDER, THE APPLICABLE PERCENTAGE WILL APPEAR ON YOUR POLICY DATA PAGE. THE APPLICABLE PERCENTAGE FOR THE POLICY WILL NOT CHANGE ONCE THE POLICY IS ISSUED. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR FURTHER DETAILS.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less Proportional Withdrawals. Proportional Withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this Rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

     There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death, (See, "THE POLICIES-Riders-Enhanced Spousal Continuance Rider") 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or 5) if you transfer ownership of the policy. As discussed below in THE POLICIES-Riders-Enhanced Spousal Continuance Rider, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY.

     Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

     1. The rider is elected at the time of application;

     2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

     3. A withdrawal of $20,000 is made in the fourth Policy Year;

     4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

     5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

     6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

     First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

          Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

     Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

     Third, the Gain is calculated (Accumulation Value - Adjusted Premium Payments):

                        Gain = $250,000 - $184,000 = $66,000

     Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

               Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

     In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (e) Enhanced Spousal Continuance Rider (optional)

     If you elect the EBB Rider at the time of application (see above), your policy will, subject to state availability, also include the Enhanced Spousal Continuance (ESC) Rider at no charge. The ESC Rider will not be included on policies sold in connection with Section 403(b) tax-sheltered annuities or Section 457 deferred compensation plans.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all necessary requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Plan Accounts).

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     (f) Upromise Account Rider (optional)

     THE UPROMISE ACCOUNT RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The Upromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, we require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once we confirm that you have met all requirements, we will deposit the amount of $40 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. The cost basis of your variable annuity for tax purposes will be lowered by the amount of our contribution to your Upromise Account. For additional information on the Upromise Program, you may visit the Upromise web site at www.upromise.com.

     The Upromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid Upromise Account, or you do not open one within 90 days of the policy delivery date. The Rider will also automatically terminate if you fail to register the policy with Upromise within 90 days of the policy delivery date, or if Upromise (or a successor organization) ceases operation before the one-time amount of $40 is deposited into your Upromise Account.

     POLICY OWNER INQUIRIES

     Your inquiries and written requests for service must be addressed to NYLIAC. (See "QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) VARIABLE ANNUITY--Question 15.") Facsimile requests for service will not be accepted or processed. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within 15 days of the date of the confirmation and/or quarterly statement with the transaction in question. Your statement must include the nature of the error, the date of the error, the corresponding telephone reference number if applicable and any other relevant details.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Please review this report carefully. IT IS IMPORTANT THAT YOUR CONFIRMATION AND QUARTERLY STATEMENTS BE REVIEWED IMMEDIATELY TO ENSURE THAT THERE ARE NO ERRORS. IN ORDER TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Accounts is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Accounts.

     The maximum surrender charge will be 7% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first three Payment Years following the premium payment to which such withdrawal or surrender is attributable is 7% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the sixth Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                        PAYMENT YEAR                          CHARGE
                        ------------                          ------
1...........................................................    7%
2...........................................................    7%
3...........................................................    7%
4...........................................................    6%
5...........................................................    5%
6...........................................................    4%
7+..........................................................    0%

     In no event will the aggregate surrender charge applied under the policy exceed 8.5% of the total premiums paid.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

     (a) on amounts you withdraw in any one Policy Year which are less than or equal to the greater of (i) 10% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year, or (ii) the Accumulation Value less accumulated premium payments, or (iii) 10% of the Accumulation Value as of the prior Policy Anniversary, less any prior Surrender Charge free withdrawals during the Policy Year.

     (b) if NYLIAC cancels the policy;

     (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

     (d) when you select an Income Payment Option in any Policy Year after the first Policy Anniversary;

     (e) when a required minimum distribution calculated based on the value of this Policy is made under a Qualified Policy (this amount will, however, count against the first exception);

     (f) on withdrawals at age 59 1/2 or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy; and

     (g) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider.

     (h) on tax-qualified monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Internal Revenue Code.

     OTHER CHARGES

     (a) Mortality and Expense Risk Charges

     Prior to the Annuity Commencement Date, NYLIAC imposes risk charges to compensate it for bearing certain mortality and expense risks under the policies. This charge is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account and is deducted daily. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charges are more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

     (b) Administration Fee

     Prior to the Annuity Commencement Date, we impose an administration fee intended to cover the cost of providing policy administration services. This charge is equal, on an annual basis, to .15% of the net asset value of the Separate Account and is deducted daily.

     (c) Policy Service Charge

     We deduct an annual policy service charge each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $20,000. This charge is the lesser of $30 or 2% of the Accumulation Value at the end of the Policy Year and on the date of surrender. We deduct the annual policy service charge from each Allocation Alternative and each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (d) Fund Charges

     The value of the assets in the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus and/or statement of additional information.

     (e) Investment Protection Plan Rider Charge (optional)

     If you select the Investment Protection Plan Rider (in states where available), we will deduct a charge on the first Business Day on each quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "THE POLICIES--Riders--Investment Protection Plan Rider.") We will deduct the charge from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion. As of the date of this prospectus, the charge for this rider is 0.45% of the amount that is guaranteed, applied on a quarterly basis (0.1125% per quarter).

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (f) Rider Risk Charge Adjustment (optional)

     If you cancel the Investment Protection Plan Rider, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date we receive your request. (See "THE POLICIES--Riders--Investment Protection Plan Rider.") We will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the charge adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this rider.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued or reset.

     (g) Transfer Fees

     There is no charge for the first 12 transfers in any one policy year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under dollar cost averaging and automatic asset realization do not count toward this transfer limit.

     (h) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you elect the EBB Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter.

     The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "FEDERAL TAX MATTERS.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make a partial withdrawal, periodic partial withdrawal, hardship withdrawal or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request to NYLIAC. Fax transmissions are not acceptable and will not be honored at any time. These forms must be mailed to us at the addresses listed in Question 15. The amount available for withdrawal is the Accumulation Value on the Business Day during which we receive the request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER THE POLICY--Delay of Payments.")

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less any outstanding loan balance, and less the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.") Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Accounts (where available) in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Accounts, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Accounts, less any surrender charge that may apply, to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). We will not process a Periodic Partial Withdrawal unless we receive a written request at the Variable Products Service Center at the addresses listed in Question 16 of this prospectus. We must receive this request at least five Business Days before the date the withdrawals are scheduled to begin. If we do not receive the request within the five Business Days, the Periodic Partial Withdrawal will commence on the day requested in the following month. You must specify the Investment Divisions and/or Fixed Account from which the periodic withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General.") If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not elect to receive periodic partial withdrawals from the DCA Advantage Plan Accounts.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise. This option will void the Fixed Account Initial Premium Guarantee. (See "THE FIXED ACCOUNT--Fixed Account Initial Premium Guarantee.")

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION OPTION

     For IRAs and IRA SEPs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policy owner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence under the policy unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. If we agree, you may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity

Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greater of:

     (a) the Accumulation Value, less any outstanding loan balance;

     (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those withdrawals, less any rider charges; or

     (c) the "reset value" plus any additional premium payments made, less any outstanding loan balance, less any withdrawals ("proportional withdrawals" in New York)* made since the most recent Reset Anniversary and any surrender charges applicable to such withdrawals (proportional withdrawals in New York).

     We recalculate the reset value each year on the Policy Anniversary. We calculate the reset value on the Reset Anniversary based on a comparison between
(a) the current Reset Anniversary's Accumulation Value, and (b) the prior Reset Anniversary's value, plus any premiums since the prior Reset Anniversary date, less any partial withdrawals and surrender charges on those withdrawals since the last Reset Anniversary date less any rider charges. The greater of the compared values will be the new reset value.

     We have set forth below an example of how the death benefit is calculated in a state where we calculate the reset value every year. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) a $20,000 withdrawal is made prior to the policy's first Policy Anniversary;

     (3) the Accumulation Value is $220,000 on the first Policy Anniversary; and

     (4) you die in the second Policy Year and the Accumulation Value of the policy has decreased to $175,000.

           The death benefit is the greater of:

(a)  Accumulation Value                   =  $175,000
(b)  Premium payments less                =  $180,000 ($200,000 - $20,000)
     any partial withdrawals; or
(c)  Reset value (Accumulation Value      =  $220,000
     on first Policy Anniversary)

     In this example, your Beneficiary(ies) would receive $220,000.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals and surrender charges on such partial withdrawals), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative and any DCA Advantage Plan Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the

---------------

*Note: A proportional withdrawal is an amount equal to the amount withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by a) the total of the premium payments made to the policy prior to the withdrawal, less any proportional withdrawals previously processed and surrender charges on those withdrawals, during the first policy year, less any rider charges; or b) the reset value as of the last Policy Anniversary plus any additional premium payments made since the last Policy Anniversary, less any proportional withdrawals made since the last Policy Anniversary and surrender charges on those withdrawals, in the second and subsequent policy years, less any rider charges.

policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment Option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the Policy Owner's death. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments" below.)

     If your spouse is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner, and,
(b) if you were the Annuitant, as the Annuitant. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER THE POLICY--Delay of Payments.")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. A lump sum payment may only be made if the Accumulation Value is less than $2,000. You may not request a lump sum payment to be made prior to the maturity date listed on the policy data page of your policy. If the Life Income Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. However, once payments begin, you may not change the option. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival, from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

     Situations where payment may be delayed:

          1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

             (a) The New York Stock Exchange (NYSE) is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

             (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or

             (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

          2. We may delay payment of any amount due from the Fixed Account and/or the DCA Advantage Plan Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or DCA Advantage Plan Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

          3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)

     With respect to 403(b) Tax Sheltered Annuities distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum accumulation value of $5,000 in the contract at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000. We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% (110% in New York) of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or any DCA Advantage Plan Accounts on a pro rata basis so that the Fixed Accumulation Value equals 125% (110% in New York) of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% (110% in New York) of the outstanding loan balance.

     For plans not subject to ERISA, the interest rate paid by the policy owner of the loan will equal 5%. We will credit the assets being held in the Fixed Account to secure the loan with the minimum guaranteed interest rate stated on the policy data page. For plans subject to ERISA, we will apply the interest charged on the loan at the then current prime rate at the beginning of the calendar year, plus 1%. We will credit the money being held in the Fixed Account to secure the loan with a rate of interest that is the prime rate less 1%, but it will always be at least equal to the minimum guaranteed interest rate stated on the data page of your policy. For all plans, we will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis not less frequently than quarterly and over a period not greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation value to the extent permitted by federal income tax rules. We will take the withdrawal on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

     We permit loans to acquire a principal residence under the same terms described above, except that:

          (a) the minimum loan amount is $5,000; and

          (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. Upon the death of the policy owner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Internal Revenue Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an effective rate of at least the minimum guaranteed interest rate stated on the data page of your policy to amounts allocated or transferred to the Fixed Account under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to the amounts allocated or transferred to the Fixed Account. Interest rates will be set on the anniversary of each payment or transfer. All premium payments and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is 20% of the Fixed Accumulation Value at the beginning of the Policy Year.

          2. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining values in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion determines otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on monies remaining in the Fixed Account.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or any DCA Advantage Plan, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

     You must make transfer requests in writing on a form approved by NYLIAC or by telephone in accordance with established procedures or through our Virtual Service Center (see Question 15).

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy). NYLIAC will also determine such partial withdrawals on a FIFO basis, for purposes of determining the rate at which interest will be credited on any monies remaining in the Fixed Account.

     (c) Fixed Account Initial Premium Guarantee

     NYLIAC guarantees that upon any surrender of a policy you will receive an amount equal to at least that portion of the initial premium payment which was initially allocated to the Fixed Account. However, this guarantee will not apply if you transfer any amount out of the Fixed Account (except transfers made under the Interest Sweep option) or make any partial withdrawals from the Fixed Account or a DCA Advantage Plan Account.

     See the policy itself for details and a description of the Fixed Account.

                        THE DCA ADVANTAGE PLAN ACCOUNTS

     Like the Fixed Account, the DCA Advantage Plan Accounts are also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Accounts are not registered under the federal securities laws. The information contained in the first paragraph under "The Fixed Account" equally applies to the DCA Advantage Plan Accounts.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to a DCA Advantage Plan Account. We will never declare less than the minimum guaranteed interest rate stated on the data page of your policy. Premium payments into a DCA Advantage Plan Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the same DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account.

     The annual effective rate that we declare is credited only to amounts remaining in a DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408, or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from Tax Sheltered Annuities under
Section 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, (3) received in substantially equal installments paid at least annually as a life annuity, or (4) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408 and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to, the claims of the general creditors of the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.



          (e) Inherited IRAs. This policy may also be issued as an Inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.


          Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an Inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors LLC ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054-1057 is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.25%. A portion of this amount will be paid as commissions to registered representatives.

     Representatives of NYLIFE Securities, Inc. who solicit sales of LifeStages(R) Variable Annuity may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE(R) Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation based on the proportion of initial premiums paid for the policy that are allocated to portfolios of the MainStay VP Series Fund.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special stockholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Divisions. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
ANNUITY PAYMENTS............................................    2
GENERAL MATTERS.............................................    2
FEDERAL TAX MATTERS.........................................    3
  Taxation of New York Life Insurance and Annuity
     Corporation............................................    3
  Tax Status of the Policies................................    3
DISTRIBUTOR OF THE POLICIES.................................    4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    4
STATE REGULATION............................................    4
RECORDS AND REPORTS.........................................    4
LEGAL PROCEEDINGS...........................................    4
FINANCIAL STATEMENTS........................................    5
OTHER INFORMATION...........................................    5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1

   How to obtain a New York Life LifeStages(R) Variable Annuity Statement of
                            Additional Information.

               Call (800) 598-2019 or send this request form to:

                          NYLIAC Variable Products Service Center
                          Madison Square Station
                          P.O. Box 922
                          New York, NY 10159

--------------------------------------------------------------------------------

    Please send me a New York Life LifeStages(R) Variable Annuity Statement
                  of Additional Information dated May 1, 2004:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                            State                            Zip

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2004
                                      FOR

                  NEW YORK LIFE LIFESTAGES(R) VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current New York Life LifeStages(R) Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life LifeStages(R) Variable Annuity Prospectus dated May 1, 2004. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (800) 598-2019 or writing to NYLIAC at 51 Madison Avenue, Room 452, New York, New York 10010. Terms used but not defined in this SAI have the same meaning as in the current New York Life LifeStages(R) Variable Annuity Prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE POLICIES................................................     2
  Valuation of Accumulation Units...........................     2
ANNUITY PAYMENTS............................................     2
GENERAL MATTERS.............................................     2
FEDERAL TAX MATTERS.........................................     3
  Taxation of New York Life Insurance and Annuity
     Corporation............................................     3
  Tax Status of the Policies................................     3
DISTRIBUTOR OF THE POLICIES.................................     4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................     4
STATE REGULATION............................................     4
RECORDS AND REPORTS.........................................     4
LEGAL PROCEEDINGS...........................................     4
FINANCIAL STATEMENTS........................................     5
OTHER INFORMATION...........................................     5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............   F-1

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                    (a/b)-c
Where: a= the result of:

             (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

             (2) the per share amount of any dividend or capital gain
                 distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

          b= the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

          c= a factor representing the charges deducted from the applicable Investment Division on a daily basis. Such factor is equal, on an annual basis, to 1.40% of the daily average Variable Accumulation Value. (See "Charges and Deductions -- Other Charges" in the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" at page 39 of the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 42 of the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the Policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the

Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors LLC ("NYLIFE Distributors"), is the principal underwriter and distributor of the policies. It is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.25%. A portion of this amount will be paid as commissions to registered representatives. For the years ended December 31, 2001, 2002 and 2003 NYLIAC paid commissions of $39,129,761, $19,439,613 and
$8,222,634 respectively, none of which was retained by NYLIFE Distributors.

     Representatives of NYLIFE Securities, Inc. who solicit sales of LifeStages(R) Variable Annuity may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation based on the proportion of initial premiums paid for the policy that are allocated to portfolios of the MainStay VP Series Fund.

     The policies are sold and premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. IT IS IMPORTANT THAT YOUR CONFIRMATION AND QUARTERLY STATEMENTS BE REVIEWED IMMEDIATELY TO ENSURE THAT THERE ARE NO ERRORS. IN ORDER TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                          Supplement dated May 1, 2004

                   to the Prospectuses dated May 1, 2004 for
                   LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY
                LIFESTAGES(R) FLEXIBLE PREMIUM VARIABLE ANNUITY
                     LIFESTAGES(R) SELECT VARIABLE ANNUITY
                         LIFESTAGES(R) VARIABLE ANNUITY
                  LIFESTAGES(R) PREMIUM PLUS VARIABLE ANNUITY
               LIFESTAGES(R) PREMIUM PLUS II VARIABLE ANNUITY AND
                      LIFESTAGES(R) ELITE VARIABLE ANNUITY

                                  INVESTING IN
               NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III; AND
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

This supplement amends the Prospectus for the LifeStages(R) Essentials Variable Annuity, the LifeStages(R) Flexible Premium Variable Annuity, the LifeStages(R) Select Variable Annuity, the LifeStages(R) Variable Annuity, LifeStages(R) Elite Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity and the LifeStages(R) Premium Plus II Variable Annuity policies ("policies"). You should read this information carefully and retain this supplement for future reference together with the prospectus(es). All capitalized terms have the same meaning as those included in the prospectuses.

This supplement only applies to policies issued to fund a Pension Plan. The purpose of this supplement is to modify the prospectuses to disclose the terms under which the policies will be issued to fund a Pension Plan qualified under
Section 401(a) of the Internal Revenue Code of 1986 as amended (Code). The main differences between the policies described in the May 1, 2004 prospectuses and policies issued to fund a Pension Plan, are that policies issued to fund a Pension Plan: (1) will have higher minimum initial and additional premium payments, (2) will not include the Unemployment Benefit Rider, and (3) cannot add the Enhanced Spousal Continuance Rider. Keeping this in mind, please note that the prospectuses for policies issued to fund a Pension Plan are modified as follows:

A. DEFINITIONS

1. Replace the definition of "Non-Qualified Policies" with the following:

        Non-Qualified Policies: Policies that are not available for use by individuals in connection with employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(a), 403(b), 408, 408A and 457 of the Code. Non-Qualified Policies include policies issued to other retirement plans or arrangements, including Pension Plans qualifying under Section 401(a) of the Code.

2. Replace the definition of "Qualified Policies" with the following:

        Qualified Policies: Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(a), 403(b), 408, 408A and 457 of the Code. Qualified Policies do not include policies issued to any other retirement plan or arrangement, including Pension Plans qualifying under
        Section 401(a) of the Code.

3. Add the following definition of "Pension Plan":

        Pension Plan: A retirement plan that is qualified under Section 401(a) of the Code.

B. QUESTIONS AND ANSWERS

1. For LifeStages(R) Variable Annuity, LifeStages(R) Premium Plus, LifeStages(R) Premium Plus II, LifeStages(R) Essentials, LifeStages(R) Select and LifeStages(R) Elite policies, delete the first two sentences to "What are the minimum initial and maximum additional premium payments?" and replace them with the following:

        (a) for LifeStages(R) Variable Annuity policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

          (b) for LifeStages(R) Premium Plus and LifeStages(R) Premium Plus II policies:
              Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

          (c) for LifeStages(R) Essentials policies:

Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

          (d) for LifeStages(R) Select policies:
              Unless we permit otherwise, the minimum initial premium payment is $25,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

          (e) for LifeStages(R) Elite policies:
              Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

2. For LifeStages(R) Flexible Premium policies, delete the first two sentences of the third full paragraph to the answer to "What are the minimum initial and maximum additional premium payments?" and replace them with the following:

        Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional payment is $50 or such lower amount as we may permit at any time.

C. THE POLICIES -- Qualified and Non-Qualified Policies

1. Under the first paragraph of this section, delete the fourth sentence and replace the fifth sentence with the following:

        You may purchase a Qualified Policy for use with any one of the retirement plans listed below.

2. Under the next full paragraph that begins "If you are considering a Qualified Policy. . .," revise the first sentence to read:

        If you are considering a Qualified Policy or a Non-Qualified Policy issued to fund a Pension Plan, you should be aware that this annuity will fund a retirement plan that already provides for tax deferral under the Internal Revenue Code.

3. In the same paragraph, delete the disclosure immediately following clause (4) (for the LifeStages(R) Flexible Premium Variable Annuity) and immediately following clause (5) (for the LifeStages(R) Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Premium Plus II Variable Annuity, the LifeStages(R) Essentials Variable Annuity and the LifeStages(R) Select Variable Annuity policies) and replace it with the following:

        An Unemployment Benefit Rider (not available for policies issued to fund a Pension Plan) and Living Needs Benefit Rider, which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

D. THE POLICIES -- Policy Application and Premium Payments

1. For LifeStages(R) Variable Annuity, LifeStages(R) Premium Plus, LifeStages(R) Premium Plus II, LifeStages(R) Essentials, LifeStages(R) Select and LifeStages(R) Elite Variable Annuity policies, under the section entitled Policy Application and Premium Payments, delete the first two sentences of the fourth paragraph and replace them with the following:

        (a) for LifeStages(R) Variable Annuity policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

        (b) for LifeStages(R) Premium Plus and LifeStages(R) Premium Plus II policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

        (c) for LifeStages(R) Essentials policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

        (d) for LifeStages(R) Select policies: Unless we permit otherwise, the minimum initial premium payment is $25,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

        (e) for LifeStages(R) Elite policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

2. For LifeStages(R) Flexible Premium policies, under the section entitled Policy Application and Premium Payments, delete the first two sentences of the fifth paragraph and replace them with the following:

        Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional payment is $50 or such lower amount as we may permit at any time.

E. THE POLICIES -- Riders

1. For the LifeStages(R) Flexible Premium Variable Annuity, the LifeStages(R) Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Premium Plus II Variable Annuity, the LifeStages(R) Essentials Variable Annuity, the LifeStages(R) Select Variable Annuity and the LifeStages(R) Elite Variable Annuity policies, under the heading "Riders," delete the first sentence and replace it with the following:

        At no additional charge, we include two riders under the policy: an Unemployment Benefit Rider (for IRAs, Roth IRAs and all Non-Qualified Policies except policies issued to fund a Pension Plan) and a Living Needs Benefit Rider (for all types of policies).

2. For the LifeStages(R) Flexible Premium Variable Annuity, the LifeStages(R) Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Premium Plus II Variable Annuity, the LifeStages(R) Essentials Variable Annuity, the LifeStages(R) Select Variable Annuity and the LifeStages(R) Elite Variable Annuity policies, under the heading
   "Riders -- Unemployment Benefit Rider," delete the first sentence and replace it with the following:

        For all IRAs, Roth IRAs and all Non-Qualified Policies (except policies issued to fund a Pension Plan), if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges.

3. Under the heading "Riders - Enhanced Beneficiary Benefit Rider (optional)," delete the eighth full paragraph and replace it with the following:

        There will be no payment under the EBB Rider if, on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy or 3) if you transfer ownership of the policy. You cannot cancel this Rider without surrendering your policy.

4. Under the section "Riders," delete the heading "Enhanced Spousal Continuance Rider (optional)" and the four paragraphs of disclosure under that heading.

F. FEDERAL TAX MATTERS

1. Under the section "Federal Tax Matters - Qualified Plans," delete the heading "Qualified Plans" and the first paragraph under that heading and replace it with the following:

QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408 and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.
--------------------------------------------------------------------------------

                New York Life Insurance and Annuity Corporation
                               51 Madison Avenue
                            New York, New York 10010

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

            SERIES I POLICIES:               LifeStages(R) Variable Annuity
                                             LifeStages(R) Flexible Premium Variable
                                             Annuity
                                             MainStay Plus Variable Annuity

            SERIES II POLICIES:              LifeStages(R) Access Variable Annuity
                                             MainStay Access Variable Annuity

            SERIES III POLICIES:             LifeStages(R) Premium Plus Variable
                                             Annuity
                                             MainStay Premium Plus Variable Annuity
                                             AmSouth Premium Plus Variable Annuity

            SERIES IV POLICIES:              LifeStages(R) Essentials Variable Annuity
                                             MainStay Plus II Variable Annuity

            SERIES V POLICIES:               LifeStages(R) Select Variable Annuity
                                             MainStay Select Variable Annuity

            SERIES VI POLICIES:              LifeStages(R) Premium Plus II Variable
                                             Annuity
                                             MainStay Premium Plus II Variable Annuity
                                             AmSouth Premium Plus II Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003


                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                                  BOND--       APPRECIATION--        CASH
                                                              INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $281,491,655     $415,078,798     $240,252,733

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        975,985        1,377,139          850,799
    Administrative charges..................................         86,074          156,122           75,148
                                                               ------------     ------------     ------------
      Total net assets......................................   $280,429,596     $413,545,537     $239,326,786
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $196,826,934     $377,778,664     $163,924,962
    Series II Policies......................................      1,536,010          976,001        3,795,633
    Series III Policies.....................................     64,492,060       25,919,084       50,235,964
    Series IV Policies......................................     17,219,042        8,811,868       16,441,223
    Series V Policies.......................................        355,550           59,920        2,061,058
    Series VI Policies......................................             --               --        2,867,946
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $280,429,596     $413,545,537     $239,326,786
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      15.60     $      16.26     $       1.26
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      12.68     $       6.11     $       1.04
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      12.43     $       5.57     $       1.03
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      11.10     $       9.34     $       0.99
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      10.80     $      11.47     $       0.99
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $       0.99
                                                               ============     ============     ============
Identified Cost of Investment...............................   $284,161,133     $609,781,783     $240,260,046
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
     $225,571,667      $108,998,352      $250,740,814      $321,145,238       $781,539,107      $629,673,231      $ 49,420,626

          744,765           367,536           904,960         1,084,918          2,571,527         2,106,182           163,694
           70,535            29,738            78,826           116,546            252,333           221,589            14,731
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $224,756,367      $108,601,078      $249,757,028      $319,943,774       $778,715,247      $627,345,460      $ 49,242,201
     ============      ============      ============      ============       ============      ============      ============
     $169,401,723      $ 60,032,730      $169,700,725      $278,264,551       $617,550,735      $535,415,018      $ 34,845,056
        1,598,769           678,336         1,957,393         1,076,570          4,850,580         1,788,250           424,752
       41,468,924        30,860,627        59,898,565        31,600,772        118,929,937        70,811,691        10,624,757
       12,094,335        11,462,658        17,692,012         8,754,461         35,842,156        19,066,553         3,285,353
          192,616           301,990           508,333           247,420          1,541,839           263,948            62,283
               --                --                --                --                 --                --                --
               --         5,264,737                --                --                 --                --                --
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $224,756,367      $108,601,078      $249,757,028      $319,943,774       $778,715,247      $627,345,460      $ 49,242,201
     ============      ============      ============      ============       ============      ============      ============
     $      16.81      $      10.53      $      15.17      $      20.33       $      20.42      $      20.74      $      15.63
     ============      ============      ============      ============       ============      ============      ============
     $       9.50      $      10.45      $      12.07      $       7.10       $      12.95      $       7.87      $       9.54
     ============      ============      ============      ============       ============      ============      ============
     $       9.10      $      10.63      $      11.94      $       7.14       $      12.73      $       7.65      $       9.57
     ============      ============      ============      ============       ============      ============      ============
     $      11.17      $      10.29      $      10.78      $      10.07       $      12.99      $      10.37      $      11.30
     ============      ============      ============      ============       ============      ============      ============
     $      12.44      $      10.37      $      10.52      $      11.37       $      13.75      $      12.39      $      12.49
     ============      ============      ============      ============       ============      ============      ============
     $         --      $         --      $         --      $         --       $         --      $         --      $         --
     ============      ============      ============      ============       ============      ============      ============
     $228,463,133      $ 95,120,552      $257,542,935      $405,439,495       $754,934,893      $717,959,063      $ 41,642,306
     ============      ============      ============      ============       ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                  CORE--          GROWTH--         GROWTH--
                                                              INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                              -----------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 40,295,500     $ 60,695,252     $ 66,428,112

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        139,474          197,908          219,594
    Administrative charges..................................         11,431           15,767           18,035
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 40,144,595     $ 60,481,577     $ 66,190,483
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $ 20,056,137     $ 31,975,772     $ 35,348,343
    Series II Policies......................................        169,895          198,156          426,344
    Series III Policies.....................................     11,573,045       17,706,361       17,969,552
    Series IV Policies......................................      4,278,444        5,924,322        7,513,804
    Series V Policies.......................................         45,152          106,641          125,736
    Series VI Policies......................................             --               --               --
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........      4,021,922        4,570,325        4,806,704
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 40,144,595     $ 60,481,577     $ 66,190,483
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      10.73     $       9.14     $       9.61
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      11.57     $      11.68     $       9.86
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      11.13     $       9.32     $       9.56
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      10.88     $      10.01     $      10.35
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      12.90     $      14.50     $      11.55
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $ 33,451,207     $ 52,231,692     $ 54,980,971
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP        INCOME &           COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--          GROWTH--           VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
     $265,255,934      $252,411,214      $ 54,148,915      $ 49,770,097      $118,372,306      $ 33,087,455       $ 73,565,190

          871,156           848,719           182,966           168,488           393,173           112,893            255,876
           94,855            85,030            18,415            14,771            40,425            11,000             25,846
     ------------      ------------      ------------      ------------      ------------      ------------       ------------
     $264,289,923      $251,477,465      $ 53,947,534      $ 49,586,838      $117,938,708      $ 32,963,562       $ 73,283,468
     ============      ============      ============      ============      ============      ============       ============
     $233,916,898      $202,324,162      $ 44,045,243      $ 34,700,757      $ 97,271,033      $ 19,240,137       $60,347,28 1
        1,895,161         1,071,648           309,133           374,346           633,190           225,438            417,902
       21,510,490        36,810,977         7,574,438        11,629,940        16,376,702         5,666,582         10,454,791
        6,661,945        11,040,621         2,017,889         2,835,354         3,610,169         1,394,271          2,009,805
          305,429           230,057               831            46,441            47,614             8,299             53,689
               --                --                --                --                --                --                 --
               --                --                --                --                --         6,428,835                 --
     ------------      ------------      ------------      ------------      ------------      ------------       ------------
     $264,289,923      $251,477,465      $ 53,947,534      $ 49,586,838      $117,938,708      $ 32,963,562       $ 73,283,468
     ============      ============      ============      ============      ============      ============       ============
     $      17.01      $      18.22      $      10.07      $      10.18      $      12.44      $       8.30       $       8.63
     ============      ============      ============      ============      ============      ============       ============
     $       7.83      $      10.64      $       8.33      $       9.43      $       6.96      $       7.95       $       6.05
     ============      ============      ============      ============      ============      ============       ============
     $       7.50      $      10.17      $       8.17      $       9.31      $       5.95      $       7.99       $       5.61
     ============      ============      ============      ============      ============      ============       ============
     $      10.29      $       9.63      $      10.34      $      10.07      $       9.97      $      10.54       $      11.49
     ============      ============      ============      ============      ============      ============       ============
     $      11.67      $      10.43      $      11.44      $      13.28      $      12.08      $      13.13       $      13.52
     ============      ============      ============      ============      ============      ============       ============
     $         --      $         --      $         --      $         --      $         --      $         --       $         --
     ============      ============      ============      ============      ============      ============       ============
     $312,941,517      $256,545,046      $ 56,310,038      $ 48,379,852      $161,542,876      $ 34,556,127       $ 65,284,259
     ============      ============      ============      ============      ============      ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                 AMSOUTH          AMSOUTH          AMSOUTH
                                                                 ENHANCED      INTERNATIONAL      LARGE CAP
                                                               MARKET FUND      EQUITY FUND          FUND
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $  2,557,892     $    394,811     $  4,039,805

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................         10,142            1,502           16,183
    Administrative charges..................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  2,547,750     $    393,309     $  4,023,622
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $         --     $         --     $         --
    Series II Policies......................................             --               --               --
    Series III Policies.....................................      2,414,573          361,331        3,889,221
    Series IV Policies......................................             --               --               --
    Series V Policies.......................................             --               --               --
    Series VI Policies......................................        133,177           31,978          134,401
                                                               ------------     ------------     ------------
      Total net assets......................................   $  2,547,750     $    393,309     $  4,023,622
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       8.24     $      10.16     $       8.13
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $      11.29     $      12.59     $      10.99
                                                               ============     ============     ============
Identified Cost of Investment...............................   $  2,390,927     $    317,294     $  3,777,272
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                JANUS ASPEN
                                          DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES
        AMSOUTH           CALVERT         TECHNOLOGY            VIP               VIP           BALANCED--
        MID CAP           SOCIAL           GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL
         FUND            BALANCED       INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES
    ---------------------------------------------------------------------------------------------------------
     $  1,503,759      $ 39,185,735      $ 30,948,307      $348,451,969      $226,324,755      $647,368,020

            6,001           129,021           104,816         1,172,793           759,108         2,189,150
               --            11,704             7,345           122,395            74,264           228,565
     ------------      ------------      ------------      ------------      ------------      ------------
     $  1,497,758      $ 39,045,010      $ 30,836,146      $347,156,781      $225,491,383      $644,950,305
     ============      ============      ============      ============      ============      ============
     $         --      $ 27,683,129      $ 17,740,484      $291,995,341      $179,593,774      $541,658,519
               --           125,261           182,486         1,321,231           876,892         2,620,416
        1,411,906         8,418,633        10,675,905        41,756,895        36,551,550        79,153,982
               --         2,279,058         2,205,573        11,684,897         8,098,792        21,003,960
               --            69,851            31,698           398,417           370,375           513,428
           85,852           469,078                --                --                --                --
     ------------      ------------      ------------      ------------      ------------      ------------
     $  1,497,758      $ 39,045,010      $ 30,836,146      $347,156,781      $225,491,383      $644,950,305
     ============      ============      ============      ============      ============      ============
     $         --      $      16.73      $       8.75      $      18.44      $      16.07      $      19.17
     ============      ============      ============      ============      ============      ============
     $         --      $       8.71      $      10.67      $       9.69      $      10.46      $       9.94
     ============      ============      ============      ============      ============      ============
     $       7.48      $       8.46      $       8.89      $       9.31      $      10.30      $       9.36
     ============      ============      ============      ============      ============      ============
     $         --      $      10.85      $      10.65      $      10.93      $      10.47      $      10.33
     ============      ============      ============      ============      ============      ============
     $         --      $      11.81      $      14.17      $      12.99      $      10.54      $      10.72
     ============      ============      ============      ============      ============      ============
     $      11.78      $      10.80      $         --      $         --      $         --      $         --
     ============      ============      ============      ============      ============      ============
     $  1,325,792      $ 42,134,866      $ 27,033,952      $351,283,357      $220,147,608      $696,376,267
     ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                                               JANUS ASPEN
                                                                  SERIES           MFS(R)
                                                                WORLDWIDE        INVESTORS          MFS(R)
                                                                 GROWTH--          TRUST           RESEARCH
                                                              INSTITUTIONAL       SERIES--         SERIES--
                                                                  SHARES       INITIAL CLASS    INITIAL CLASS
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $294,660,871     $ 32,136,685     $ 41,069,235

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................      1,002,517          109,775          138,838
    Administrative charges..................................        112,938           10,376           13,805
                                                               ------------     ------------     ------------
      Total net assets......................................   $293,545,416     $ 32,016,534     $ 40,916,592
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $266,038,707     $ 24,571,808     $ 33,394,846
    Series II Policies......................................      1,136,224          340,194          306,806
    Series III Policies.....................................     20,011,225        5,794,625        6,172,368
    Series IV Policies......................................      6,274,886        1,236,039        1,035,007
    Series V Policies.......................................         84,374           73,868            7,565
    Series VI Policies......................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $293,545,416     $ 32,016,534     $ 40,916,592
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      14.70     $       8.52     $       8.84
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       6.27     $       7.55     $       6.27
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       5.75     $       7.43     $       6.00
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       9.52     $       9.80     $       9.69
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      12.13     $      12.46     $      11.82
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $462,648,906     $ 35,506,755     $ 54,420,307
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                            NEUBERGER                                            VAN KAMPEN
                             BERMAN                                                  UIF
                               AMT          T. ROWE PRICE        VAN ECK          EMERGING
          MFS(R)             MID-CAP           EQUITY           WORLDWIDE          MARKETS
    UTILITIES SERIES--      GROWTH--           INCOME             HARD            EQUITY--
      INITIAL CLASS          CLASS I          PORTFOLIO          ASSETS            CLASS I
    ------------------------------------------------------------------------------------------
        $  2,151,853      $  8,339,716      $173,151,584      $ 18,110,097      $ 40,606,593

               8,105            27,263           586,919            57,916           133,174
                 395             1,778            50,663             4,282            13,559
        ------------      ------------      ------------      ------------      ------------
        $  2,143,353      $  8,310,675      $172,514,002      $ 18,047,899      $ 40,459,860
        ============      ============      ============      ============      ============
        $    869,987      $  4,336,129      $117,893,849      $ 10,239,249      $ 33,055,195
              15,925            69,468         1,524,115           190,123           697,420
           1,138,057         3,203,607        41,614,651         5,745,470         5,409,110
             104,184           619,296        11,020,235         1,461,248         1,279,211
              15,200            82,175           461,152            63,455            18,924
                  --                --                --           348,354                --
        ------------      ------------      ------------      ------------      ------------
        $  2,143,353      $  8,310,675      $172,514,002      $ 18,047,899      $ 40,459,860
        ============      ============      ============      ============      ============
        $       9.01      $       8.49      $      12.25      $      12.72      $      10.46
        ============      ============      ============      ============      ============
        $      10.62      $       8.75      $      11.70      $      12.62      $       7.55
        ============      ============      ============      ============      ============
        $       8.49      $       8.81      $      11.45      $      12.79      $       8.77
        ============      ============      ============      ============      ============
        $      13.64      $      12.22      $      10.17      $      12.04      $      11.62
        ============      ============      ============      ============      ============
        $      12.22      $      11.85      $      10.36      $      15.24      $      14.95
        ============      ============      ============      ============      ============
        $         --      $         --      $         --      $      13.42      $         --
        ============      ============      ============      ============      ============
        $  1,760,232      $  7,498,859      $157,810,480      $ 14,076,561      $ 40,088,707
        ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                                   MAINSTAY VP
                                                                MAINSTAY VP          CAPITAL          MAINSTAY VP
                                                                   BOND--         APPRECIATION--     CONVERTIBLE--
                                                               SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $ 18,941,930       $ 14,929,391       $ 22,679,603

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          50,616             39,486             57,364
    Administrative charges..................................           2,741              2,228              3,362
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 18,888,573       $ 14,887,677       $ 22,618,877
                                                                ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................    $  2,928,687       $  2,759,547       $  3,817,332
    Series II Policies......................................              --                 --                 --
    Series III Policies.....................................       6,344,021          5,334,317          7,798,273
    Series IV Policies......................................       5,866,660          4,522,004          7,040,181
    Series V Policies.......................................         406,643             85,801            533,306
    Series VI Policies......................................       3,342,562          2,186,008          3,429,785
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 18,888,573       $ 14,887,677       $ 22,618,877
                                                                ============       ============       ============
    Series I variable accumulation unit value...............    $       9.91       $      11.15       $      10.99
                                                                ============       ============       ============
    Series II variable accumulation unit value..............    $         --       $         --       $         --
                                                                ============       ============       ============
    Series III variable accumulation unit value.............    $       9.91       $      11.26       $      11.03
                                                                ============       ============       ============
    Series IV variable accumulation unit value..............    $       9.92       $      11.14       $      10.94
                                                                ============       ============       ============
    Series V variable accumulation unit value...............    $       9.83       $      10.98       $      10.91
                                                                ============       ============       ============
    Series VI variable accumulation unit value..............    $       9.89       $      11.12       $      10.85
                                                                ============       ============       ============
Identified Cost of Investment...............................    $ 19,909,146       $ 14,022,189       $ 21,741,928
                                                                ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                               MAINSTAY VP
      MAINSTAY VP                           MAINSTAY VP         HIGH YIELD        MAINSTAY VP        MAINSTAY VP
         EQUITY          MAINSTAY VP           GROWTH           CORPORATE           INDEXED         INTERNATIONAL
        INCOME--         GOVERNMENT--         EQUITY--            BOND--            EQUITY--           EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------
      $ 16,652,432       $ 13,142,328       $  9,825,268       $ 76,633,149       $ 38,215,590       $  8,603,386

            42,658             35,676             26,102            194,565             97,127             21,502
             2,224              2,356              1,599             11,970              6,160              1,225
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 16,607,550       $ 13,104,296       $  9,797,567       $ 76,426,614       $ 38,112,303       $  8,580,659
      ============       ============       ============       ============       ============       ============
      $  2,399,475       $  2,650,681       $  1,841,526       $ 10,501,050       $  6,828,019       $  1,339,837
                --                 --                 --                 --                 --                 --
         6,442,796          4,086,876          3,093,844         28,302,309         13,604,362          2,932,528
         5,125,156          4,146,705          3,340,320         25,511,548         11,687,631          2,848,538
           121,519            420,525             37,730          2,900,866          1,343,565             78,476
         2,518,604          1,799,509          1,484,147          9,210,841          4,648,726          1,381,280
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 16,607,550       $ 13,104,296       $  9,797,567       $ 76,426,614       $ 38,112,303       $  8,580,659
      ============       ============       ============       ============       ============       ============
      $      11.60       $       9.75       $      11.40       $      11.41       $      11.26       $      11.74
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $         --       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $      11.72       $       9.69       $      11.34       $      11.35       $      11.20       $      11.55
      ============       ============       ============       ============       ============       ============
      $      11.59       $       9.76       $      11.40       $      11.47       $      11.26       $      11.60
      ============       ============       ============       ============       ============       ============
      $      11.51       $       9.74       $      11.32       $      11.36       $      11.24       $      11.28
      ============       ============       ============       ============       ============       ============
      $      11.57       $       9.73       $      11.38       $      11.39       $      11.24       $      11.37
      ============       ============       ============       ============       ============       ============
      $ 15,254,867       $ 13,603,849       $  9,164,923       $ 77,060,182       $ 35,870,989       $  7,873,214
      ============       ============       ============       ============       ============       ============


       MAINSTAY VP
         MID CAP
          CORE--
      SERVICE CLASS
     ----------------
       $  8,452,485
             21,487
              1,313
       ------------
       $  8,429,685
       ============
       $  1,476,689
                 --
          2,774,125
          2,676,982
            182,618
          1,319,271
       ------------
       $  8,429,685
       ============
       $      11.80
       ============
       $         --
       ============
       $      11.72
       ============
       $      11.73
       ============
       $      11.78
       ============
       $      11.64
       ============
       $  7,792,473
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                                                                  MID CAP           SMALL CAP            TOTAL
                                                                  GROWTH--           GROWTH--           RETURN--
                                                               SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $ 15,782,007       $ 13,654,247       $ 11,718,281

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          39,035             33,856             29,993
    Administrative charges..................................           2,287              1,952              1,529
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 15,740,685       $ 13,618,439       $ 11,686,759
                                                                ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................    $  2,376,133       $  2,354,900       $  1,835,410
    Series II Policies......................................              --                 --                 --
    Series III Policies.....................................       5,125,372          4,734,537          4,276,405
    Series IV Policies......................................       5,111,200          4,234,902          3,248,182
    Series V Policies.......................................         186,489             92,630            159,163
    Series VI Policies......................................       2,941,491          2,201,470          2,167,599
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 15,740,685       $ 13,618,439       $ 11,686,759
                                                                ============       ============       ============
    Series I variable accumulation unit value...............    $      12.07       $      12.24       $      10.73
                                                                ============       ============       ============
    Series II variable accumulation unit value..............    $         --       $         --       $         --
                                                                ============       ============       ============
    Series III variable accumulation unit value.............    $      11.82       $      12.32       $      10.71
                                                                ============       ============       ============
    Series IV variable accumulation unit value..............    $      11.83       $      12.01       $      10.86
                                                                ============       ============       ============
    Series V variable accumulation unit value...............    $      11.61       $      11.71       $      10.57
                                                                ============       ============       ============
    Series VI variable accumulation unit value..............    $      12.05       $      12.21       $      10.56
                                                                ============       ============       ============
Identified Cost of Investment...............................    $ 14,725,822       $ 12,729,700       $ 11,399,845
                                                                ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                         MAINSTAY VP        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                           AMERICAN           DREYFUS          EAGLE ASSET            LORD              ALGER
                           CENTURY             LARGE            MANAGEMENT           ABBETT            AMERICAN
      MAINSTAY VP           INCOME            COMPANY             GROWTH           DEVELOPING           SMALL
        VALUE--           & GROWTH--          VALUE--            EQUITY--           GROWTH--       CAPITALIZATION--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      CLASS S SHARES
    ---------------------------------------------------------------------------------------------------------------
      $ 14,555,134       $  3,964,304       $  5,722,509       $  7,134,548       $  4,249,899       $  4,368,568

            37,929             10,266             14,680             18,886             10,714              9,838
             2,218                540                832                908                589                665
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 14,514,987       $  3,953,498       $  5,706,997       $  7,114,754       $  4,238,596       $  4,358,065
      ============       ============       ============       ============       ============       ============
      $  2,571,892       $    503,305       $    820,893       $    820,021       $    637,332       $    670,576
                --                 --                 --                 --                 --                 --
         5,057,908          1,437,244          1,807,339          2,736,879          1,458,094          1,576,259
         4,598,124          1,388,520          2,039,361          2,232,605          1,358,322          1,594,368
           160,283             23,962            132,665             60,418             63,982             22,090
         2,126,780            600,467            906,739          1,264,831            720,866            494,772
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 14,514,987       $  3,953,498       $  5,706,997       $  7,114,754       $  4,238,596       $  4,358,065
      ============       ============       ============       ============       ============       ============
      $      11.55       $      11.07       $      11.32       $      11.11       $      11.63       $      12.16
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $         --       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $      11.48       $      11.38       $      11.29       $      11.08       $      11.47       $      12.15
      ============       ============       ============       ============       ============       ============
      $      11.72       $      11.32       $      11.29       $      11.09       $      11.62       $      12.11
      ============       ============       ============       ============       ============       ============
      $      11.48       $      11.19       $      11.21       $      10.77       $      11.41       $      11.96
      ============       ============       ============       ============       ============       ============
      $      11.52       $      11.23       $      11.28       $      11.06       $      11.77       $      12.15
      ============       ============       ============       ============       ============       ============
      $ 13,476,739       $  3,695,137       $  5,316,202       $  6,733,272       $  4,087,202       $  4,103,371
      ============       ============       ============       ============       ============       ============


        DREYFUS IP
        TECHNOLOGY
         GROWTH--
      SERVICE SHARES
     ----------------
       $  8,216,750
             21,256
              1,198
       ------------
       $  8,194,296
       ============
       $  1,226,378
                 --
          2,882,982
          2,683,507
             99,542
          1,301,887
       ------------
       $  8,194,296
       ============
       $      11.77
       ============
       $         --
       ============
       $      11.67
       ============
       $      11.68
       ============
       $      11.64
       ============
       $      11.65
       ============
       $  7,749,646
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                               FIDELITY(R)        FIDELITY(R)        FIDELITY(R)        JANUS ASPEN
                                                   VIP                VIP                VIP               SERIES
                                             CONTRAFUND(R)--    EQUITY-INCOME--       MID CAP--          BALANCED--
                                             SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES
                                             -------------------------------------------------------------------------
ASSETS:
  Investment at net asset value............    $ 19,266,269       $ 17,293,382       $  5,073,547       $ 24,706,059

LIABILITIES:
  Liability to New York Life Insurance and
  Annuity Corporation for:
    Mortality and expense risk charges.....          47,674             42,987              8,708             66,549
    Administrative charges.................           2,896              2,641                645              3,907
                                               ------------       ------------       ------------       ------------
      Total net assets.....................    $ 19,215,699       $ 17,247,754       $  5,064,194       $ 24,635,603
                                               ============       ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies......................    $  3,715,408       $  2,887,693       $  2,237,229       $  4,308,274
    Series II Policies.....................              --                 --                884                 --
    Series III Policies....................       7,143,032          5,732,982          1,206,920          8,227,854
    Series IV Policies.....................       5,521,044          4,826,845          1,081,562          7,589,914
    Series V Policies......................         316,475            822,934             39,063            440,682
    Series VI Policies.....................       2,519,740          2,977,300            498,536          4,068,879
                                               ------------       ------------       ------------       ------------
      Total net assets.....................    $ 19,215,699       $ 17,247,754       $  5,064,194       $ 24,635,603
                                               ============       ============       ============       ============
    Series I variable accumulation unit
      value................................    $      11.69       $      11.53       $      11.27       $      10.52
                                               ============       ============       ============       ============
    Series II variable accumulation unit
      value................................    $         --       $         --       $      10.17       $         --
                                               ============       ============       ============       ============
    Series III variable accumulation unit
      value................................    $      11.59       $      11.37       $      11.23       $      10.57
                                               ============       ============       ============       ============
    Series IV variable accumulation unit
      value................................    $      11.82       $      11.48       $      11.41       $      10.51
                                               ============       ============       ============       ============
    Series V variable accumulation unit
      value................................    $      11.48       $      11.54       $      10.77       $      10.50
                                               ============       ============       ============       ============
    Series VI variable accumulation unit
      value................................    $      11.49       $      11.44       $      11.43       $      10.51
                                               ============       ============       ============       ============
Identified Cost of Investment..............    $ 17,933,084       $ 15,792,975       $  4,776,452       $ 23,788,962
                                               ============       ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                     NEUBERGER
      JANUS ASPEN           MFS(R)                                                     BERMAN
         SERIES           INVESTORS            MFS(R)                                   AMT           T. ROWE PRICE
       WORLDWIDE            TRUST             RESEARCH             MFS(R)             MID-CAP             EQUITY
        GROWTH--           SERIES--           SERIES--       UTILITIES SERIES--       GROWTH--            INCOME
     SERVICE SHARES     SERVICE CLASS      SERVICE CLASS       SERVICE CLASS          CLASS S         PORTFOLIO--II
    -----------------------------------------------------------------------------------------------------------------
      $  7,190,436       $  1,122,060       $  1,779,131        $    158,147        $    520,012       $ 17,875,231

            18,831              2,933              5,048                 259               1,443             23,397
             1,111                170                275                  16                 121              2,748
      ------------       ------------       ------------        ------------        ------------       ------------
      $  7,170,494       $  1,118,957       $  1,773,808        $    157,872        $    518,448       $ 17,849,086
      ============       ============       ============        ============        ============       ============
      $  1,397,674       $    135,394       $    381,921        $      3,248        $      6,122       $  2,505,846
                --                 --                 --                  --                  --                 --
         2,542,406            314,404            637,442              80,322             105,243          5,783,339
         2,225,544            468,692            460,107              62,558             268,997          5,370,233
            21,616             13,100             15,428              11,041              81,978            932,600
           983,254            187,367            278,910                 703              56,108          3,257,068
      ------------       ------------       ------------        ------------        ------------       ------------
      $  7,170,494       $  1,118,957       $  1,773,808        $    157,872        $    518,448       $ 17,849,086
      ============       ============       ============        ============        ============       ============
      $      11.53       $      10.86       $      11.02        $      10.83        $      10.91       $      11.20
      ============       ============       ============        ============        ============       ============
      $         --       $         --       $         --        $         --        $         --       $         --
      ============       ============       ============        ============        ============       ============
      $      11.45       $      10.94       $      10.95        $      11.41        $      10.98       $      11.16
      ============       ============       ============        ============        ============       ============
      $      11.44       $      10.97       $      10.75        $      11.46        $      11.32       $      11.23
      ============       ============       ============        ============        ============       ============
      $      11.31       $      10.92       $      11.05        $      11.50        $      11.12       $      11.13
      ============       ============       ============        ============        ============       ============
      $      11.23       $      10.88       $      11.13        $      11.39        $      11.13       $      11.16
      ============       ============       ============        ============        ============       ============
      $  6,638,353       $  1,052,659       $  1,659,816        $    146,971        $    492,371       $ 16,551,492
      ============       ============       ============        ============        ============       ============

        VAN KAMPEN
           UIF
         EMERGING
         MARKETS
         EQUITY--
         CLASS II
    --------------------------------------------------
       $  2,877,060
              5,629
                272
       ------------
       $  2,871,159
       ============
       $    423,808
                 --
          1,421,611
            729,045
                 64
            296,631
       ------------
       $  2,871,159
       ============
       $      13.71
       ============
       $         --
       ============
       $      13.20
       ============
       $      13.65
       ============
       $      10.57
       ============
       $      13.25
       ============
       $  2,642,078
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

                                                                                MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL           MAINSTAY VP
                                                              BOND--          APPRECIATION--           CASH
                                                           INITIAL CLASS       INITIAL CLASS        MANAGEMENT
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $  11,549,843       $     820,426       $   2,106,947
  Mortality and expense risk charges...................       (3,974,431)         (4,669,596)         (4,136,336)
  Administrative charges...............................         (359,840)           (534,349)           (352,932)
                                                           -------------       -------------       -------------
      Net investment income (loss).....................        7,215,572          (4,383,519)         (2,382,321)
                                                           -------------       -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................       61,395,208          43,994,528         922,365,690
  Cost of investments sold.............................      (59,050,277)        (80,114,794)       (922,369,397)
                                                           -------------       -------------       -------------
      Net realized gain (loss) on investments..........        2,344,931         (36,120,266)             (3,707)
  Realized gain distribution received..................        6,901,429                  --                  --
  Change in unrealized appreciation (depreciation) on
    investments........................................       (7,897,548)        124,526,805             (11,386)
                                                           -------------       -------------       -------------
      Net gain (loss) on investments...................        1,348,812          88,406,539             (15,093)
                                                           -------------       -------------       -------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $   8,564,384       $  84,023,020       $  (2,397,414)
                                                           =============       =============       =============


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                              CORE--             GROWTH--            GROWTH--
                                                           INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $     144,593       $          --      $            --
  Mortality and expense risk charges...................         (384,897)           (454,492)            (558,158)
  Administrative charges...............................          (32,907)            (36,968)             (46,427)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................         (273,211)           (491,460)            (604,585)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................        3,450,282           2,348,747            5,190,139
  Cost of investments sold.............................       (3,569,781)         (2,856,206)          (6,343,502)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........         (119,499)           (507,459)          (1,153,363)
  Realized gain distribution received..................               --                  --                   --
  Change in unrealized appreciation (depreciation) on
    investments........................................        9,303,191          13,281,925           16,529,663
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................        9,183,692          12,774,466           15,376,300
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $   8,910,481       $  12,283,006      $    14,771,715
                                                           =============       =============      ===============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL
    CONVERTIBLE--       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
    $   4,680,950    $     927,085    $  11,784,538    $   3,005,229    $  51,697,275    $   7,447,545    $     778,554
       (2,449,729)      (1,107,925)      (4,166,480)      (3,627,232)      (8,127,463)      (6,916,612)        (502,332)
         (237,279)         (91,069)        (374,175)        (392,449)        (815,290)        (738,605)         (43,798)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        1,993,942         (271,909)       7,243,883       (1,014,452)      42,754,522         (207,672)         232,424
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       13,118,691        5,101,135      131,425,599       32,209,887       84,299,039       54,709,781      173,525,716
      (15,760,387)      (5,728,098)    (123,766,697)     (47,031,247)    (100,624,688)     (68,164,538)    (171,167,937)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       (2,641,696)        (626,963)       7,658,902      (14,821,360)     (16,325,649)     (13,454,757)       2,357,779
               --               --               --               --               --               --               --
       36,619,539       22,832,096      (14,553,572)      79,633,960      154,499,618      143,135,055        9,017,599
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       33,977,843       22,205,133       (6,894,670)      64,812,600      138,173,969      129,680,298       11,375,378
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $  35,971,785    $  21,933,224    $     349,213    $  63,798,148    $ 180,928,491    $ 129,472,626    $  11,607,802
    =============    =============    =============    =============    =============    =============    =============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP          ALGER
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            AMERICAN
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT            SMALL
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING     CAPITALIZATION--
       RETURN--         VALUE--         & GROWTH--        VALUE--          EQUITY--         GROWTH--          CLASS O
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS         SHARES
    ----------------------------------------------------------------------------------------------------------------------
    $   4,613,858    $   3,409,548    $     677,986    $     350,627    $     180,953    $          --     $          --
       (3,069,242)      (2,768,349)        (613,864)        (564,710)      (1,323,557)        (335,457)         (782,458)
         (339,065)        (281,492)         (64,214)         (51,931)        (138,726)         (33,879)          (80,210)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
        1,205,551          359,707              (92)        (266,014)      (1,281,330)        (369,336)         (862,668)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       25,055,692       19,363,042       14,066,881       12,608,436       13,728,623        5,646,486        33,414,552
      (28,685,923)     (25,253,322)     (16,614,783)     (14,884,201)     (25,923,812)      (7,853,411)      (34,974,644)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       (3,630,231)      (5,890,280)      (2,547,902)      (2,275,765)     (12,195,189)      (2,206,925)       (1,560,092)
               --               --               --               --               --               --                --
       42,560,872       56,473,800       14,161,573       12,758,701       37,495,332       10,620,501        23,309,923
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       38,930,641       50,583,520       11,613,671       10,482,936       25,300,143        8,413,576        21,749,831
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
    $  40,136,192    $  50,943,227    $  11,613,579    $  10,216,922    $  24,018,813    $   8,044,240     $  20,887,163
    =============    =============    =============    =============    =============    =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                 AMSOUTH         AMSOUTH
                                                                ENHANCED      INTERNATIONAL      AMSOUTH
                                                                 MARKET          EQUITY         LARGE CAP
                                                                  FUND            FUND            FUND
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $     14,548    $      1,929    $       7,284
  Mortality and expense risk charges........................       (29,772)         (3,381)         (49,963)
  Administrative charges....................................            --              --               --
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       (15,224)         (1,452)         (42,679)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       165,483          20,062          234,618
  Cost of investments sold..................................      (191,913)        (20,647)        (279,826)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............       (26,430)           (585)         (45,208)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................       506,867         100,070          780,271
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................       480,437          99,485          735,063
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $    465,213    $     98,033    $     692,384
                                                              =============   =============   =============

                                                               JANUS ASPEN
                                                                 SERIES          MFS(R)          MFS(R)
                                                                WORLDWIDE       INVESTORS       RESEARCH
                                                                GROWTH--          TRUST         SERIES--
                                                              INSTITUTIONAL     SERIES--         INITIAL
                                                                 SHARES       INITIAL CLASS       CLASS
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  3,064,075    $    187,226    $     241,292
  Mortality and expense risk charges........................    (3,441,828)       (374,322)        (475,593)
  Administrative charges....................................      (385,467)        (35,895)         (47,784)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................      (763,220)       (222,991)        (282,085)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................   128,111,609       3,936,782        4,988,105
  Cost of investments sold..................................  (143,347,477)     (5,541,357)      (9,652,400)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............   (15,235,868)     (1,604,575)      (4,664,295)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    71,930,077       7,223,602       12,606,535
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................    56,694,209       5,619,027        7,942,240
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $ 55,930,989    $  5,396,036    $   7,660,155
                                                              =============   =============   =============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                              FIDELITY(R)        JANUS
                                     DREYFUS IP                                   VIP            ASPEN
                                     TECHNOLOGY          FIDELITY(R)            EQUITY-         SERIES
       AMSOUTH         CALVERT        GROWTH--               VIP               INCOME--       BALANCED--
       MID CAP         SOCIAL          INITIAL      CONTRAFUND(R)--INITIAL      INITIAL      INSTITUTIONAL
        FUND          BALANCED         SHARES               CLASS                CLASS          SHARES
    ------------------------------------------------------------------------------------------------------
    $         249   $     693,963   $          --       $   1,300,702        $   3,203,082   $  13,810,365
          (16,961)       (415,112)       (234,530)         (3,752,505)          (2,397,515)     (7,998,661)
               --         (39,432)        (16,686)           (399,351)            (238,986)       (846,052)
    -------------   -------------   -------------       -------------        -------------   -------------
          (16,712)        239,419        (251,216)         (2,851,154)             566,581       4,965,652
    -------------   -------------   -------------       -------------        -------------   -------------
           72,823       2,918,970      10,351,830          20,979,666           16,540,667      77,319,975
          (96,687)     (3,897,682)    (10,359,890)        (24,053,950)         (21,247,254)    (85,610,259)
    -------------   -------------   -------------       -------------        -------------   -------------
          (23,864)       (978,712)         (8,060)         (3,074,284)          (4,706,587)     (8,290,284)
               --              --              --                  --                   --              --
          359,670       5,993,240       6,316,256          77,663,065           52,748,569      76,608,412
    -------------   -------------   -------------       -------------        -------------   -------------
          335,806       5,014,528       6,308,196          74,588,781           48,041,982      68,318,128
    -------------   -------------   -------------       -------------        -------------   -------------
    $     319,094   $   5,253,947   $   6,056,980       $  71,737,627        $  48,608,563   $  73,283,780
    =============   =============   =============       =============        =============   =============

                                                                         VAN
                      NEUBERGER                                        KEMPER
       MFS(R)          BERMAN          T. ROWE                           UIF
      UTILITIES          AMT            PRICE          VAN ECK        EMERGING
      SERIES--         MID-CAP         EQUITY         WORLDWIDE        MARKETS
       INITIAL        GROWTH--         INCOME           HARD          EQUITY--
        CLASS          CLASS I        PORTFOLIO        ASSETS          CLASS I
    -----------------------------------------------------------------------------
    $      28,295   $          --   $   2,414,061   $      44,052   $         --
          (21,144)        (65,056)     (1,831,075)       (148,442)      (454,295)
             (940)         (4,278)       (161,466)        (11,648)       (39,309)
    -------------   -------------   -------------   -------------   -------------
            6,211         (69,334)        421,520        (116,038)      (493,604)
    -------------   -------------   -------------   -------------   -------------
          436,954         836,384      10,454,084       3,520,631    410,915,295
         (420,792)     (1,031,309)    (11,984,053)     (3,596,073)  (411,378,455)
    -------------   -------------   -------------   -------------   -------------
           16,162        (194,925)     (1,529,969)        (75,442)      (463,160)
               --              --              --              --             --
          426,467       1,368,333      32,535,177       4,670,344     16,827,765
    -------------   -------------   -------------   -------------   -------------
          442,629       1,173,408      31,005,208       4,594,902     16,364,605
    -------------   -------------   -------------   -------------   -------------
    $     448,840   $   1,104,074   $  31,426,728   $   4,478,864   $ 15,871,001
    =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003

                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL          MAINSTAY VP
                                                                 BOND--        APPRECIATION--     CONVERTIBLE--
                                                              SERVICE CLASS    SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $    743,954      $     17,855      $    435,267
  Mortality and expense risk charges........................       (70,943)          (50,277)          (72,435)
  Administrative charges....................................        (3,965)           (2,884)           (4,265)
                                                              ------------      ------------      ------------
      Net investment income (loss)..........................       669,046           (35,306)          358,567
                                                              ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       465,502            94,206           345,813
  Cost of investments sold..................................      (474,935)          (90,409)         (335,654)
                                                              ------------      ------------      ------------
      Net realized gain (loss) on investments...............        (9,433)            3,797            10,159
  Realized gain distribution received.......................       451,604                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (967,216)          907,201           937,676
                                                              ------------      ------------      ------------
      Net gain (loss) on investments........................      (525,045)          910,998           947,835
                                                              ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $    144,001      $    875,692      $  1,306,402
                                                              ============      ============      ============

                                                                MAINSTAY
                                                                   VP                              MAINSTAY VP
                                                                 MID CAP        MAINSTAY VP           TOTAL
                                                                 GROWTH          SMALL CAP          RETURN--
                                                                --SERVICE         GROWTH--           SERVICE
                                                                  CLASS        SERVICE CLASS          CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $         --      $         --      $    190,318
  Mortality and expense risk charges........................       (47,977)          (40,607)          (36,660)
  Administrative charges....................................        (2,931)           (2,377)           (1,916)
                                                              ------------      ------------      ------------
      Net investment income (loss)..........................       (50,908)          (42,984)          151,742
                                                              ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       433,649         1,068,448           244,588
  Cost of investments sold..................................      (417,032)         (966,831)         (236,168)
                                                              ------------      ------------      ------------
      Net realized gain (loss) on investments...............        16,617           101,617             8,420
  Realized gain distribution received.......................            --                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................     1,056,186           924,548           318,435
                                                              ------------      ------------      ------------
      Net gain (loss) on investments........................     1,072,803         1,026,165           326,855
                                                              ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $  1,021,895      $    983,181      $    478,597
                                                              ============      ============      ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                        MAINSTAY VP
     MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
        EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL       MID CAP
       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--          CORE--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
    --------------------------------------------------------------------------------------------------------------------
    $     129,803    $     592,512    $      83,168    $   4,839,419    $     418,947    $     126,929    $      25,163
          (51,961)         (52,284)         (32,905)        (251,794)        (121,441)         (25,362)         (27,218)
           (2,774)          (3,515)          (2,049)         (15,537)          (7,879)          (1,484)          (1,688)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
           75,068          536,713           48,214        4,572,088          289,627          100,083           (3,743)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
           63,626          660,552          146,681        1,525,658          193,455           38,494           54,309
          (60,802)        (684,291)        (138,306)      (1,450,432)        (184,828)         (37,910)         (50,002)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
            2,824          (23,739)           8,375           75,226            8,627              584            4,307
               --               --               --               --               --               --               --
        1,397,565         (461,521)         660,345         (427,034)       2,344,601          730,172          660,013
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        1,400,389         (485,260)         668,720         (351,808)       2,353,228          730,756          664,320
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $   1,475,457    $      51,453    $     716,934    $   4,220,280    $   2,642,855    $     830,839    $     660,577
    =============    =============    =============    =============    =============    =============    =============

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                        AMERICAN         DREYFUS        EAGLE ASSET          LORD             ALGER
                        CENTURY           LARGE          MANAGEMENT         ABBETT           AMERICAN         DREYFUS IP
     MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING          SMALL           TECHNOLOGY
       VALUE--         & GROWTH--        VALUE--          EQUITY--         GROWTH--      CAPITALIZATION--      GROWTH--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------
    $     180,366    $      46,610    $      35,132    $       5,864    $          --     $          --     $          --
          (45,605)         (12,232)         (17,834)         (23,406)         (13,948)          (12,097)          (27,360)
           (2,750)            (646)          (1,046)          (1,173)            (815)             (860)           (1,590)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
          132,011           33,732           16,252          (18,715)         (14,763)          (12,957)          (28,950)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           82,026           97,939           49,002          176,410           95,052            25,986           326,134
          (76,448)         (95,791)         (47,466)        (167,952)         (85,145)          (22,663)         (295,607)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
            5,578            2,148            1,536            8,458            9,907             3,323            30,527
               --               --               --               --               --                --                --
        1,078,395          269,166          406,307          401,277          162,697           265,197           467,105
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
        1,083,973          271,314          407,843          409,735          172,604           268,520           497,632
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
    $   1,215,984    $     305,046    $     424,095    $     391,020    $     157,841     $     255,563     $     468,682
    =============    =============    =============    =============    =============     =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                            FIDELITY
                                                         FIDELITY             VIP
                                                           VIP              EQUITY-             FIDELITY
                                                     CONTRAFUND(R)--        INCOME--            MID CAP--
                                                         SERVICE            SERVICE              SERVICE
                                                         CLASS 2            CLASS 2            CLASS 2(A)
                                                     ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $          --      $          --        $          --
  Mortality and expense risk charges...............         (58,921)           (50,861)              (8,496)
  Administrative charges...........................          (3,712)            (3,194)                (632)
                                                      -------------      -------------        -------------
      Net investment income (loss).................         (62,633)           (54,055)              (9,128)
                                                      -------------      -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................         122,893            178,136              101,553
  Cost of investments sold.........................        (115,196)          (168,458)             (95,701)
                                                      -------------      -------------        -------------
      Net realized gain (loss) on investments......           7,697              9,678                5,852
  Realized gain distribution received..............              --                 --                   --
  Change in unrealized appreciation (depreciation)
    on investments.................................       1,333,185          1,500,408              297,094
                                                      -------------      -------------        -------------
      Net gain (loss) on investments...............       1,340,882          1,510,086              302,946
                                                      -------------      -------------        -------------
        Net increase (decrease) in net assets
          resulting from operations................   $   1,278,249      $   1,456,031        $     293,818
                                                      =============      =============        =============


                                                                                               VAN KEMPER
                                                        NEUBERGER                                  UIF
                                                          BERMAN         T. ROWE PRICE          EMERGING
                                                       AMT MID-CAP           EQUITY              MARKETS
                                                         GROWTH--            INCOME             EQUITY--
                                                         CLASS S         PORTFOLIO--II          CLASS II
                                                     ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $          --      $      86,224        $          --
  Mortality and expense risk charges...............          (1,719)           (54,658)              (6,206)
  Administrative charges...........................            (148)            (3,415)                (316)
                                                      -------------      -------------        -------------
      Net investment income (loss).................          (1,867)            28,151               (6,522)
                                                      -------------      -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................           3,419            144,148              778,041
  Cost of investments sold.........................          (3,188)          (155,259)            (747,542)
                                                      -------------      -------------        -------------
      Net realized gain (loss) on investments......             231            (11,111)              30,499
  Realized gain distribution received..............              --                 --                   --
  Change in unrealized appreciation (depreciation)
    on investments.................................          27,641          1,323,740              234,981
                                                      -------------      -------------        -------------
      Net gain (loss) on investments...............          27,872          1,312,629              265,480
                                                      -------------      -------------        -------------
        Net increase (decrease) in net assets
          resulting
          from operations..........................   $      26,005      $   1,340,780        $     258,958
                                                      =============      =============        =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(a) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     JANUS ASPEN       JANUS ASPEN           MFS(R)
        SERIES            SERIES           INVESTORS            MFS(R)             MFS(R)
      BALANCED--        WORLDWIDE            TRUST             RESEARCH          UTILITIES
       SERVICE           GROWTH--           SERIES--           SERIES--           SERIES--
        SHARES        SERVICE SHARES     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ------------------------------------------------------------------------------------------
    $     221,733     $      15,332      $          --      $          --      $          --
          (87,649)          (23,124)            (3,858)            (6,306)              (276)
           (5,285)           (1,376)              (230)              (358)               (19)
    -------------     -------------      -------------      -------------      -------------
          128,799            (9,168)            (4,088)            (6,664)              (295)
    -------------     -------------      -------------      -------------      -------------
          447,279           127,175             61,526             26,119                 55
         (441,623)         (121,687)           (58,761)           (25,229)               (51)
    -------------     -------------      -------------      -------------      -------------
            5,656             5,488              2,765                890                  4
               --                --                 --                 --                 --
          917,096           552,083             69,400            119,316             11,177
    -------------     -------------      -------------      -------------      -------------
          922,752           557,571             72,165            120,206             11,181
    -------------     -------------      -------------      -------------      -------------
    $   1,051,551     $     548,403      $      68,077      $     113,542      $      10,886
    =============     =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                MainStay VP                     MainStay VP
                                                                  Bond--                  Capital Appreciation--
                                                               Initial Class                   Initial Class
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   7,215,572   $   8,426,157   $  (4,383,519)  $  (5,901,118)
    Net realized gain (loss) on investments..........      2,344,931          58,620     (36,120,266)    (34,743,882)
    Realized gain distribution received..............      6,901,429         233,898              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     (7,897,548)      8,108,625     124,526,805    (136,533,157)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................      8,564,384      16,827,300      84,023,020    (177,178,157)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     27,998,983      22,698,154      13,756,524      20,002,373
    Policyowners' surrenders.........................    (22,829,622)    (18,659,971)    (26,025,735)    (33,834,434)
    Policyowners' annuity and death benefits.........     (3,615,530)     (1,877,155)     (3,609,006)     (3,499,736)
    Net transfers from (to) Fixed Account............     30,817,008      49,922,575       4,381,706       9,673,496
    Transfers between Investment Divisions...........    (27,798,097)     30,450,426      (6,205,878)    (34,533,541)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      4,572,742      82,534,029     (17,702,389)    (42,191,842)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (29,135)        (43,736)       (225,539)        542,816
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     13,107,991      99,317,593      66,095,092    (218,827,183)
NET ASSETS:
    Beginning of year................................    267,321,605     168,004,012     347,450,445     566,277,628
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 280,429,596   $ 267,321,605   $ 413,545,537   $ 347,450,445
                                                       =============   =============   =============   =============


                                                                MAINSTAY VP                     MAINSTAY VP
                                                               GOVERNMENT--                   GROWTH EQUITY--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   7,243,883   $   5,390,206   $  (1,014,452)  $  (1,669,012)
    Net realized gain (loss) on investments..........      7,658,902         615,057     (14,821,360)    (18,358,255)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (14,553,572)      8,468,925      79,633,960     (77,213,593)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................        349,213      14,474,188      63,798,148     (97,240,860)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     36,408,480      29,239,923       8,696,940      16,914,515
    Policyowners' surrenders.........................    (25,702,933)    (15,219,477)    (18,695,005)    (20,726,809)
    Policyowners' annuity and death benefits.........     (3,575,499)     (1,831,078)     (2,570,812)     (2,871,423)
    Net transfers from (to) Fixed Account............     30,884,972      36,365,858       7,317,206      20,899,208
    Transfers between Investment Divisions...........    (77,738,480)    100,294,927      (7,804,493)    (24,720,884)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............    (39,723,460)    148,850,153     (13,056,164)    (10,505,393)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         (2,434)        (43,402)       (174,487)        334,241
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (39,376,681)    163,280,939      50,567,497    (107,412,012)
NET ASSETS:
    Beginning of year................................    289,133,709     125,852,770     269,376,277     376,788,289
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 249,757,028   $ 289,133,709   $ 319,943,774   $ 269,376,277
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP
                                             MAINSTAY VP                       EQUITY
             MAINSTAY VP                    CONVERTIBLE--                     INCOME--
           CASH MANAGEMENT                  INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
       2003(b)         2002(a)          2003           2002(a)          2003           2002(a)
    ---------------------------------------------------------------------------------------------
    $  (2,382,321)  $    (356,280)  $   1,993,942   $   2,316,697   $    (271,909)  $      10,461
           (3,707)         13,086      (2,641,696)     (4,009,987)       (626,963)       (568,479)
               --           1,683              --              --              --              --
          (11,386)          3,220      36,619,539     (14,037,265)     22,832,096      (9,400,818)
    -------------   -------------   -------------   -------------   -------------   -------------
       (2,397,414)       (338,291)     35,971,785     (15,730,555)     21,933,224      (9,958,836)
    -------------   -------------   -------------   -------------   -------------   -------------
       91,921,924      65,509,532      11,688,770      13,180,691       8,327,340      12,264,938
      (89,747,775)    (67,271,529)    (11,062,735)    (10,195,994)     (4,062,659)     (2,236,825)
       (2,566,655)     (2,621,797)     (1,707,037)     (1,654,179)       (367,802)       (178,902)
      (22,083,503)      8,484,029      13,853,012      23,249,524      12,774,041      25,274,711
      (99,899,729)     52,451,053      18,271,370      (6,319,609)      6,311,646      19,520,044
    -------------   -------------   -------------   -------------   -------------   -------------
     (122,375,738)     56,551,288      31,043,380      18,260,433      22,982,566      54,643,966
    -------------   -------------   -------------   -------------   -------------   -------------
           (6,141)        (12,423)        (95,928)         57,336         (51,070)         32,236
    -------------   -------------   -------------   -------------   -------------   -------------
     (124,779,293)     56,200,574      66,919,237       2,587,214      44,864,720      44,717,366
      364,106,079     307,905,505     157,837,130     155,249,916      63,736,358      19,018,992
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 239,326,786   $ 364,106,079   $ 224,756,367   $ 157,837,130   $ 108,601,078   $  63,736,358
    =============   =============   =============   =============   =============   =============

             MAINSTAY VP
             HIGH YIELD                      MAINSTAY VP                     MAINSTAY VP
          CORPORATE BOND--                INDEXED EQUITY--             INTERNATIONAL EQUITY--
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
        2003           2002(a)          2003           2002(a)          2003           2002(a)
    ---------------------------------------------------------------------------------------------
    $  42,754,522   $  42,874,069   $    (207,672)  $    (983,686)  $     232,424   $      29,191
      (16,325,649)    (48,737,236)    (13,454,757)     (9,893,975)      2,357,779      (2,939,379)
               --              --              --       1,895,714              --              --
      154,499,618       8,317,876     143,135,055    (150,872,602)      9,017,599       2,050,357
    -------------   -------------   -------------   -------------   -------------   -------------
      180,928,491       2,454,709     129,472,626    (159,854,549)     11,607,802        (859,831)
    -------------   -------------   -------------   -------------   -------------   -------------
       50,502,071      32,045,589      23,543,660      34,119,908       2,959,690       2,271,983
      (49,650,185)    (38,103,155)    (34,117,892)    (41,068,168)     (3,998,483)     (1,340,511)
       (6,855,642)     (6,119,436)     (6,350,583)     (6,133,078)       (387,058)       (260,564)
       29,310,933      34,120,715      18,600,028      33,096,197       4,047,033       3,135,377
      104,645,503       3,418,033       4,358,941     (34,570,031)      6,898,494       3,994,182
    -------------   -------------   -------------   -------------   -------------   -------------
      127,952,680      25,361,746       6,034,154     (14,555,172)      9,519,676       7,800,467
    -------------   -------------   -------------   -------------   -------------   -------------
         (576,598)         44,104        (351,440)        584,548         (30,837)          9,868
    -------------   -------------   -------------   -------------   -------------   -------------
      308,304,573      27,860,559     135,155,340    (173,825,173)     21,096,641       6,950,504
      470,410,674     442,550,115     492,190,120     666,015,293      28,145,560      21,195,056
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 778,715,247   $ 470,410,674   $ 627,345,460   $ 492,190,120   $  49,242,201   $  28,145,560
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  MID CAP                         MID CAP
                                                                  CORE--                         GROWTH--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (273,211)  $    (140,255)  $    (491,460)  $    (186,803)
    Net realized gain (loss) on investments..........       (119,499)       (374,217)       (507,459)       (215,836)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      9,303,191      (2,220,456)     13,281,925      (4,536,431)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................      8,910,481      (2,734,928)     12,283,006      (4,939,070)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      3,426,285       3,295,024       4,642,376       4,457,048
    Policyowners' surrenders.........................     (1,055,053)       (707,677)     (1,185,695)       (484,135)
    Policyowners' annuity and death benefits.........        (47,339)        (46,829)       (355,515)        (73,967)
    Net transfers from (to) Fixed Account............      4,369,105       6,414,612       6,376,086       7,790,497
    Transfers between Investment Divisions...........      6,053,190       6,523,782      21,922,052       1,869,852
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....     (1,341,645)             --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     11,404,543      15,478,912      31,399,304      13,559,295
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (22,359)          8,014         (28,759)         13,912
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     20,292,665      12,751,998      43,653,551       8,634,137
NET ASSETS:
    Beginning of year................................     19,851,930       7,099,932      16,828,026       8,193,889
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  40,144,595   $  19,851,930   $  60,481,577   $  16,828,026
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  DREYFUS                       EAGLE ASSET
                                                               LARGE COMPANY                    MANAGEMENT
                                                                  VALUE--                     GROWTH EQUITY--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (266,014)  $    (360,558)  $  (1,281,330)  $  (1,599,563)
    Net realized gain (loss) on investments..........     (2,275,765)     (1,136,189)    (12,195,189)    (22,057,136)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     12,758,701     (11,310,942)     37,495,332     (18,871,432)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     10,216,922     (12,807,689)     24,018,813     (42,528,131)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,121,033       2,823,428       4,134,989       6,917,327
    Policyowners' surrenders.........................     (2,043,915)     (2,053,664)     (6,086,894)     (7,858,857)
    Policyowners' annuity and death benefits.........       (332,180)       (380,376)     (1,105,021)       (894,194)
    Net transfers from (to) Fixed Account............      3,605,517       6,450,674       3,249,687       7,779,730
    Transfers between Investment Divisions...........      3,085,364      (1,749,083)        670,352     (12,748,184)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....     (8,611,688)             --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     (2,175,869)      5,090,979         863,113      (6,804,178)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (28,326)         43,725         (61,418)        147,221
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............      8,012,727      (7,672,985)     24,820,508     (49,185,088)
NET ASSETS:
    Beginning of year................................     41,574,111      49,247,096      93,118,200     142,303,288
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  49,586,838   $  41,574,111   $ 117,938,708   $  93,118,200
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

            MAINSTAY VP                                                                               MAINSTAY VP
             SMALL CAP                    MAINSTAY VP                   MAINSTAY VP                AMERICAN CENTURY
             GROWTH--                   TOTAL RETURN--                    VALUE--                  INCOME & GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(a)          2003         2002(a)          2003         2002(a)          2003         2002(a)
    ---------------------------------------------------------------------------------------------------------------------
    $   (604,585)  $   (288,408)  $  1,205,551   $  2,482,695   $    359,707   $    101,495   $        (92)  $   (162,146)
      (1,153,363)      (868,154)    (3,630,231)      (900,175)    (5,890,280)    (3,734,875)    (2,547,902)    (1,088,373)
              --             --             --             --             --        343,792             --             --
      16,529,663     (5,368,934)    42,560,872    (55,904,745)    56,473,800    (52,715,057)    14,161,573    (11,257,981)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      14,771,715     (6,525,496)    40,136,192    (54,322,225)    50,943,227    (56,004,645)    11,613,579    (12,508,500)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,877,710      5,417,939      8,518,075     12,339,816      9,797,374     18,219,110      2,103,564      2,641,037
      (1,991,471)    (1,175,027)   (16,927,438)   (20,285,317)   (15,800,613)   (13,843,177)    (2,790,642)    (2,621,720)
        (782,400)       (69,751)    (3,122,813)    (3,404,162)    (1,852,667)    (2,063,606)      (404,451)      (356,407)
       7,467,466     10,429,559      4,992,559      6,612,908     10,673,410     30,731,867      2,697,580      4,808,762
      16,552,766      3,982,883      2,187,879    (17,200,168)     1,172,233     (6,193,239)     1,956,397     (2,049,229)
              --             --             --             --             --             --     (8,547,910)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      26,124,071     18,585,603     (4,351,738)   (21,936,923)     3,989,737     26,850,955     (4,985,462)     2,422,443
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (35,935)        18,915       (110,501)       170,735       (127,474)       211,006        (31,349)        48,253
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      40,859,851     12,079,022     35,673,953    (76,088,413)    54,805,490    (28,942,684)     6,596,768    (10,037,804)
      25,330,632     13,251,610    228,615,970    304,704,383    196,671,975    225,614,659     47,350,766     57,388,570
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 66,190,483   $ 25,330,632   $264,289,923   $228,615,970   $251,477,465   $196,671,975   $ 53,947,534   $ 47,350,766
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                      ALGER
            LORD ABBETT                    AMERICAN
            DEVELOPING                       SMALL                        AMSOUTH                       AMSOUTH
             GROWTH--                  CAPITALIZATION--                  ENHANCED                    INTERNATIONAL
           INITIAL CLASS                CLASS O SHARES                  MARKET FUND                   EQUITY FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(a)          2003         2002(a)        2003(b)        2002(a)        2003(b)        2002(a)
    ---------------------------------------------------------------------------------------------------------------------
    $   (369,336)  $   (320,655)  $   (862,668)  $   (869,217)  $    (15,224)  $    (15,106)  $     (1,452)  $     (2,674)
      (2,206,925)    (1,645,932)    (1,560,092)   (11,478,603)       (26,430)       (85,251)          (585)       (35,827)
              --             --             --             --             --             --             --
      10,620,501     (6,237,398)    23,309,923     (8,183,074)       506,867       (336,281)       100,070        (12,840)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       8,044,240     (8,203,985)    20,887,163    (20,530,894)       465,213       (436,638)        98,033        (51,341)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,333,300      1,555,247      2,608,627      2,954,776         69,921        602,804          4,873        159,216
      (1,128,990)      (939,721)    (4,750,529)    (3,405,220)       (93,264)      (165,467)       (11,245)        (1,866)
        (170,538)      (105,555)      (523,087)      (524,486)        (5,011)      (101,899)            --             --
       1,581,719      1,156,733      1,933,607      3,563,096        350,589        594,101         86,875          3,409
       5,612,694       (513,401)     2,985,461     (4,049,008)       199,229        (43,888)        75,722        (86,013)
      (1,887,174)            --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,341,011      1,153,303      2,254,079     (1,460,842)       521,464        885,651        156,225         74,746
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (18,342)        26,836        (57,511)        71,007         (1,367)         1,463           (314)           218
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      13,366,909     (7,023,846)    23,083,731    (21,920,729)       985,310        450,476        253,944         23,623
      19,596,653     26,620,499     50,199,737     72,120,466      1,562,440      1,111,964        139,365        115,742
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 32,963,562   $ 19,596,653   $ 73,283,468   $ 50,199,737   $  2,547,750   $  1,562,440   $    393,309   $    139,365
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002


                                                                        AmSouth                         AmSouth
                                                                    Large Cap Fund                   Mid Cap Fund
                                                             -----------------------------   -----------------------------
                                                                2003(b)         2002(a)         2003(b)         2002(a)
                                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $     (42,679)  $     (32,077)  $     (16,712)  $     (11,064)
    Net realized gain (loss) on investments................        (45,208)        (93,043)        (23,864)        (26,000)
    Realized gain distribution received....................             --              --              --              --
    Change in unrealized appreciation (depreciation) on
      investments..........................................        780,271        (548,806)        359,670        (150,238)
                                                             -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting from
        operations.........................................        692,384        (673,926)        319,094        (187,302)
                                                             -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners....................         85,877         663,341          93,604         356,566
    Policyowners' surrenders...............................       (212,202)       (249,213)        (47,231)        (38,554)
    Policyowners' annuity and death benefits...............        (19,127)            (18)           (565)             --
    Net transfers from (to) Fixed Account..................        720,622       1,028,687         219,190         189,028
    Transfers between Investment Divisions.................        231,887        (128,394)         88,106          (9,203)
                                                             -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)..................        807,057       1,314,403         353,104         497,837
                                                             -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................         (1,927)          2,373            (838)            688
                                                             -------------   -------------   -------------   -------------
        Increase (decrease) in net assets..................      1,497,514         642,850         671,360         311,223
NET ASSETS:
    Beginning of year......................................      2,526,108       1,883,258         826,398         515,175
                                                             -------------   -------------   -------------   -------------
    End of year............................................  $   4,023,622   $   2,526,108   $   1,497,758   $     826,398
                                                             =============   =============   =============   =============

                                                                      Janus Aspen                     Janus Aspen
                                                                        Series                          Series
                                                                      Balanced--                  Worldwide Growth--
                                                                 Institutional Shares            Institutional Shares
                                                             -----------------------------   -----------------------------
                                                                 2003           2002(a)          2003           2002(a)
                                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $   4,965,652   $   6,716,469   $    (763,220)  $  (1,719,786)
    Net realized gain (loss) on investments................     (8,290,284)      2,707,941     (15,235,868)    (16,077,361)
    Realized gain distribution received....................             --              --              --              --
    Change in unrealized appreciation (depreciation) on
      investments..........................................     76,608,412     (62,206,513)     71,930,077     (86,686,068)
                                                             -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting from
        operations.........................................     73,283,780     (52,782,103)     55,930,989    (104,483,215)
                                                             -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners....................     23,016,998      39,015,590       8,565,902      14,576,401
    Policyowners' surrenders...............................    (40,684,487)    (43,144,584)    (17,178,053)    (20,341,899)
    Policyowners' annuity and death benefits...............     (5,758,129)     (6,031,215)     (2,295,628)     (2,560,686)
    Net transfers from (to) Fixed Account..................     22,230,570      55,406,562       4,677,762      12,038,194
    Transfers between Investment Divisions.................    (27,330,412)    (28,150,818)    (23,041,266)    (30,324,194)
                                                             -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)..................    (28,525,460)     17,095,535     (29,271,283)    (26,612,184)
                                                             -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................       (203,148)        206,054        (154,832)        377,749
                                                             -------------   -------------   -------------   -------------
        Increase (decrease) in net assets..................     44,555,172     (35,480,514)     26,504,874    (130,717,650)
NET ASSETS:
    Beginning of year......................................    600,395,133     635,875,647     267,040,542     397,758,192
                                                             -------------   -------------   -------------   -------------
    End of year............................................  $ 644,950,305   $ 600,395,133   $ 293,545,416   $ 267,040,542
                                                             =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                             DREYFUS IP                      FIDELITY(R)                     FIDELITY(R)
               CALVERT                       TECHNOLOGY                          VIP                             VIP
               SOCIAL                         GROWTH--                     CONTRAFUND(R)--                 EQUITY-INCOME--
              BALANCED                     INITIAL SHARES                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2003(b)         2002(a)          2003           2002(a)          2003           2002(a)          2003           2002(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $     239,419   $     400,940   $    (251,216)  $     (91,691)  $  (2,851,154)  $  (1,640,872)  $     566,581   $     465,463
         (978,712)     (1,285,632)         (8,060)       (784,663)     (3,074,284)     (3,204,601)     (4,706,587)     (7,059,406)
               --              --              --              --              --              --              --       4,144,386
        5,993,240      (3,329,468)      6,316,256      (2,653,322)     77,663,065     (27,337,803)     52,748,569     (35,697,937)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,253,947      (4,214,160)      6,056,980      (3,529,676)     71,737,627     (32,183,276)     48,608,563     (38,147,494)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        3,634,452       2,347,413       2,889,939       1,883,098      12,036,604      15,132,643       7,217,772      12,589,099
       (1,775,298)     (1,943,927)     (1,750,594)       (451,769)    (18,113,205)    (17,590,147)    (13,147,263)    (12,282,973)
         (426,011)       (403,510)       (523,350)        (95,536)     (3,146,918)     (2,593,900)     (2,522,229)     (2,287,543)
        2,892,282       3,761,864       2,215,354       2,940,310      14,657,470      20,029,474       9,011,341      24,335,650
        2,093,259      (1,611,324)     14,589,127       2,810,186       8,049,260     (10,144,196)      8,708,855      (4,843,418)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        6,418,684       2,150,516      17,420,476       7,086,289      13,483,211       4,833,874       9,268,476      17,510,815
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (13,904)         14,245         (13,910)          9,350        (199,895)        127,294        (130,233)        154,617
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       11,658,727      (2,049,399)     23,463,546       3,565,963      85,020,943     (27,222,108)     57,746,806     (20,482,062)
       27,386,283      29,435,682       7,372,600       3,806,637     262,135,838     289,357,946     167,744,577     188,226,639
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  39,045,010   $  27,386,283   $  30,836,146   $   7,372,600   $ 347,156,781   $ 262,135,838   $ 225,491,383   $ 167,744,577
    =============   =============   =============   =============   =============   =============   =============   =============

               MFS(R)                                                          MFS(R)                     NEUBERGER BERMAN
              INVESTORS                        MFS(R)                         UTILITIES                          AMT
           TRUST SERIES--                 RESEARCH SERIES--                   SERIES--                         MID-CAP
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                  GROWTH--CLASS I
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2003           2002(a)          2003           2002(a)          2003           2002(a)          2003           2002(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (222,991)  $    (273,007)  $    (282,085)  $    (486,683)  $       6,211   $       7,089   $     (69,334)  $     (27,511)
       (1,604,575)     (2,594,462)     (4,664,295)     (8,468,022)         16,162        (125,455)       (194,925)        (60,285)
               --              --              --              --              --              --              --              --
        7,223,602      (5,326,780)     12,606,535      (4,091,609)        426,467         (27,232)      1,368,333        (557,953)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,396,036      (8,194,249)      7,660,155     (13,046,314)        448,840        (145,598)      1,104,074        (645,749)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          895,386       2,408,914       1,226,447       1,540,618          22,366         205,255         147,242         497,105
       (1,611,515)     (2,216,932)     (2,025,330)     (2,337,459)       (104,866)       (138,440)       (272,161)       (134,446)
         (394,980)       (568,429)       (291,143)       (485,420)        (20,832)             --         (29,572)        (16,859)
        1,359,702       4,395,598       1,086,641       2,847,962         468,628         563,809         875,524       1,867,923
         (834,702)     (2,974,318)     (1,257,567)     (6,570,408)        590,358        (138,992)      3,441,423         829,316
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (586,109)      1,044,833      (1,260,952)     (5,004,707)        955,654         491,632       4,162,456       3,043,039
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (14,576)         29,895         (20,566)         47,938          (1,207)            635          (2,836)          1,790
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        4,795,351      (7,119,521)      6,378,637     (18,003,083)      1,403,287         346,669       5,263,694       2,399,080
       27,221,183      34,340,704      34,537,955      52,541,038         740,066         393,397       3,046,981         647,901
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  32,016,534   $  27,221,183   $  40,916,592   $  34,537,955   $   2,143,353   $     740,066   $   8,310,675   $   3,046,981
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                                                  Van Eck
                                                               T. Rowe Price                     Worldwide
                                                                  Equity                           Hard
                                                             Income Portfolio                     Assets
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)         2003(b)         2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     421,520   $     324,257   $    (116,038)  $     (72,490)
    Net realized gain (loss) on investments..........     (1,529,969)     (3,020,615)        (75,442)       (555,541)
    Realized gain distribution received..............             --         115,918              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     32,535,177     (16,792,258)      4,670,344        (371,780)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     31,426,728     (19,372,698)      4,478,864        (999,811)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      8,988,647      14,114,112       2,302,435       1,031,243
    Policyowners' surrenders.........................     (7,703,430)     (7,417,923)       (959,101)       (563,324)
    Policyowners' annuity and death benefits.........     (1,173,937)     (1,480,499)       (232,312)       (180,925)
    Net transfers from (to) Fixed Account............     13,285,554      30,489,156       1,491,196       1,795,782
    Transfers between Investment Divisions...........     11,156,473       4,109,856       2,024,174       4,090,054
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     24,553,307      39,814,702       4,626,392       6,172,830
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (84,219)         86,003         (12,446)          4,897
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     55,895,816      20,528,007       9,092,810       5,177,916
NET ASSETS:
    Beginning of year................................    116,618,186      96,090,179       8,955,089       3,777,173
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 172,514,002   $ 116,618,186   $  18,047,899   $   8,955,089
                                                       =============   =============   =============   =============

                                                                Van Kampen
                                                                    UIF
                                                             Emerging Markets
                                                                 Equity--
                                                                  Class I
                                                       -----------------------------
                                                           2003           2002(a)
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (493,604)  $    (480,356)
    Net realized gain (loss) on investments..........       (463,160)     (1,324,415)
    Realized gain distribution received..............             --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     16,827,765       1,026,842
                                                       -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     15,871,001        (777,929)
                                                       -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      1,178,764       2,027,022
    Policyowners' surrenders.........................     (2,253,626)     (3,707,217)
    Policyowners' annuity and death benefits.........       (185,044)       (187,905)
    Net transfers from (to) Fixed Account............      1,322,283       1,506,146
    Transfers between Investment Divisions...........     (1,193,319)     (4,549,358)
                                                       -------------   -------------
      Net contributions and (withdrawals)............     (1,130,942)     (4,911,312)
                                                       -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (41,230)         12,568
                                                       -------------   -------------
        Increase (decrease) in net assets............     14,698,829      (5,676,673)
NET ASSETS:
    Beginning of year................................     25,761,031      31,437,704
                                                       -------------   -------------
    End of year......................................  $  40,459,860   $  25,761,031
                                                       =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

For the years ended December 31, 2003
and December 31, 2002

                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)......................   $     669,046      $     (35,306)     $     358,567
    Net realized gain (loss) on investments...........          (9,433)             3,797             10,159
    Realized gain distribution received...............         451,604                 --                 --
    Change in unrealized appreciation (depreciation)
      on investments..................................        (967,216)           907,201            937,676
                                                         -------------      -------------      -------------
      Net increase (decrease) in net assets resulting
        from operations...............................         144,001            875,692          1,306,402
                                                         -------------      -------------      -------------
  Contributions and (Withdrawals):
    Payments received from policyowners...............      16,184,310         12,149,453         17,816,107
    Policyowners' surrenders..........................        (134,737)           (55,367)           (93,399)
    Policyowners' annuity and death benefits..........         (22,694)                --             (2,472)
    Net transfers from (to) Fixed Account.............       2,804,694          1,409,906          3,058,428
    Transfers between Investment Divisions............         (86,376)           509,713            536,450
                                                         -------------      -------------      -------------
      Net contributions and (withdrawals).............      18,745,197         14,013,705         21,315,114
                                                         -------------      -------------      -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account................            (625)            (1,720)            (2,639)
                                                         -------------      -------------      -------------
        Increase (decrease) in net assets.............      18,888,573         14,887,677         22,618,877
NET ASSETS:
    Beginning of year.................................              --                 --                 --
                                                         -------------      -------------      -------------
    End of year.......................................   $  18,888,573      $  14,887,677      $  22,618,877
                                                         =============      =============      =============

                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)......................   $     100,083      $      (3,743)     $     (50,908)
    Net realized gain (loss) on investments...........             584              4,307             16,617
    Realized gain distribution received...............              --                 --                 --
    Change in unrealized appreciation (depreciation)
      on investments..................................         730,172            660,013          1,056,186
                                                         -------------      -------------      -------------
      Net increase (decrease) in net assets resulting
        from operations...............................         830,839            660,577          1,021,895
                                                         -------------      -------------      -------------
  Contributions and (Withdrawals):
    Payments received from policyowners...............       6,487,226          6,647,592         12,366,489
    Policyowners' surrenders..........................         (20,173)           (24,107)           (42,443)
    Policyowners' annuity and death benefits..........              --                 --                 --
    Net transfers from (to) Fixed Account.............         777,923            754,227          1,429,279
    Transfers between Investment Divisions............         506,598            392,621            967,172
                                                         -------------      -------------      -------------
      Net contributions and (withdrawals).............       7,751,574          7,770,333         14,720,497
                                                         -------------      -------------      -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account................          (1,754)            (1,225)            (1,707)
                                                         -------------      -------------      -------------
        Increase (decrease) in net assets.............       8,580,659          8,429,685         15,740,685
NET ASSETS:
    Beginning of year.................................              --                 --                 --
                                                         -------------      -------------      -------------
    End of year.......................................   $   8,580,659      $   8,429,685      $  15,740,685
                                                         =============      =============      =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                               MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--   INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $      75,068      $     536,713      $      48,214      $   4,572,088      $     289,627
             2,824            (23,739)             8,375             75,226              8,627
                --                 --                 --                 --                 --
         1,397,565           (461,521)           660,345           (427,034)         2,344,601
     -------------      -------------      -------------      -------------      -------------
         1,475,457             51,453            716,934          4,220,280          2,642,855
     -------------      -------------      -------------      -------------      -------------
        12,558,709         11,550,843          7,989,297         62,557,554         30,225,134
          (148,820)          (111,045)           (30,782)          (510,614)          (126,507)
            (9,982)           (21,357)                --            (16,408)                --
         1,967,194          1,798,730            864,374          6,778,138          3,826,016
           767,872           (163,918)           259,250          3,406,645          1,550,382
     -------------      -------------      -------------      -------------      -------------
        15,134,973         13,053,253          9,082,139         72,215,315         35,475,025
     -------------      -------------      -------------      -------------      -------------
            (2,880)              (410)            (1,506)            (8,981)            (5,577)
     -------------      -------------      -------------      -------------      -------------
        16,607,550         13,104,296          9,797,567         76,426,614         38,112,303
                --                 --                 --                 --                 --
     -------------      -------------      -------------      -------------      -------------
     $  16,607,550      $  13,104,296      $   9,797,567      $  76,426,614      $  38,112,303
     =============      =============      =============      =============      =============

      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
     $     (42,984)     $     151,742      $     132,011       $      33,732      $      16,252
           101,617              8,420              5,578               2,148              1,536
                --                 --                 --                  --                 --
           924,548            318,435          1,078,395             269,166            406,307
     -------------      -------------      -------------       -------------      -------------
           983,181            478,597          1,215,984             305,046            424,095
     -------------      -------------      -------------       -------------      -------------
        10,104,785          9,409,022         11,071,138           2,939,211          4,252,337
           (63,684)           (64,750)           (45,141)            (20,244)           (12,409)
                --             (1,839)            (1,873)                 --                 --
         1,588,488          1,240,638          1,672,577             494,253            786,074
         1,007,218            626,032            604,755             235,857            257,778
     -------------      -------------      -------------       -------------      -------------
        12,636,807         11,209,103         13,301,456           3,649,077          5,283,780
     -------------      -------------      -------------       -------------      -------------
            (1,549)              (941)            (2,453)               (625)              (878)
     -------------      -------------      -------------       -------------      -------------
        13,618,439         11,686,759         14,514,987           3,953,498          5,706,997
                --                 --                 --                  --                 --
     -------------      -------------      -------------       -------------      -------------
     $  13,618,439      $  11,686,759      $  14,514,987       $   3,953,498      $   5,706,997
     =============      =============      =============       =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                             MainStay VP        MainStay VP
                                                             Eagle Asset        Lord Abbett       Alger American
                                                              Management         Developing           Small
                                                           Growth Equity--        Growth--       Capitalization--
                                                            Service Class      Service Class      Class S Shares
                                                           ----------------   ----------------   ----------------
                                                                 2003               2003               2003
                                                           ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..........................   $     (18,715)     $     (14,763)     $     (12,957)
   Net realized gain (loss) on investments...............           8,458              9,907              3,323
   Realized gain distribution received...................              --                 --                 --
   Change in unrealized appreciation (depreciation) on
     investments.........................................         401,277            162,697            265,197
                                                            -------------      -------------      -------------
     Net increase (decrease) in net assets resulting from
       operations........................................         391,020            157,841            255,563
                                                            -------------      -------------      -------------
 Contributions and (Withdrawals):
   Payments received from policyowners...................       5,659,004          3,453,771          3,487,235
   Policyowners' surrenders..............................         (26,883)           (22,215)           (12,836)
   Policyowners' annuity and death benefits..............              --                 --                 --
   Net transfers from (to) Fixed Account.................         760,252            385,802            381,569
   Transfers between Investment Divisions................         332,119            263,554            246,929
                                                            -------------      -------------      -------------
     Net contributions and (withdrawals).................       6,724,492          4,080,912          4,102,897
                                                            -------------      -------------      -------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained
     by the Separate Account.............................            (758)              (157)              (395)
                                                            -------------      -------------      -------------
       Increase (decrease) in net assets.................       7,114,754          4,238,596          4,358,065
NET ASSETS:
   Beginning of year.....................................              --                 --                 --
                                                            -------------      -------------      -------------
   End of year...........................................   $   7,114,754      $   4,238,596      $   4,358,065
                                                            =============      =============      =============


                                                           Janus Aspen Series
                                                               Worldwide        MFS(R) INVESTORS        MFS(R)
                                                                GROWTH--         TRUST SERIES--    RESEARCH SERIES--
                                                             SERVICE SHARES      SERVICE CLASS       SERVICE CLASS
                                                           ------------------   ----------------   -----------------
                                                                  2003                2003               2003
                                                           ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..........................     $      (9,168)     $      (4,088)      $      (6,664)
   Net realized gain (loss) on investments...............             5,488              2,765                 890
   Realized gain distribution received...................                --                 --                  --
   Change in unrealized appreciation (depreciation) on
     investments.........................................           552,083             69,400             119,316
                                                              -------------      -------------       -------------
     Net increase (decrease) in net assets resulting from
       operations........................................           548,403             68,077             113,542
                                                              -------------      -------------       -------------
 Contributions and (Withdrawals):
   Payments received from policyowners...................         5,688,873            840,705           1,261,053
   Policyowners' surrenders..............................           (25,856)            (2,718)             (2,817)
   Policyowners' annuity and death benefits..............                --                 --                  --
   Net transfers from (to) Fixed Account.................           756,492            177,860             189,489
   Transfers between Investment Divisions................           203,774             35,184             212,793
                                                              -------------      -------------       -------------
     Net contributions and (withdrawals).................         6,623,283          1,051,031           1,660,518
                                                              -------------      -------------       -------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained
     by the Separate Account.............................            (1,192)              (151)               (252)
                                                              -------------      -------------       -------------
       Increase (decrease) in net assets.................         7,170,494          1,118,957           1,773,808
NET ASSETS:
   Beginning of year.....................................                --                 --                  --
                                                              -------------      -------------       -------------
   End of year...........................................     $   7,170,494      $   1,118,957       $   1,773,808
                                                              =============      =============       =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(c) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

       DREYFUS IP
       TECHNOLOGY      FIDELITY(R) VIP    FIDELITY(R) VIP    FIDELITY(R) VIP       JANUS ASPEN
        GROWTH--       CONTRAFUND(R)--    EQUITY-INCOME--       MID CAP--       SERIES BALANCED--
     SERVICE SHARES    SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES
    ----------------   ----------------   ----------------   ----------------   -----------------
          2003               2003               2003             2003(c)              2003
-------------------------------------------------------------------------------------------------
     $     (28,950)     $     (62,633)     $     (54,055)     $      (9,128)      $     128,799
            30,527              7,697              9,678              5,852               5,656
                --                 --                 --                 --                  --
           467,105          1,333,185          1,500,408            297,094             917,096
     -------------      -------------      -------------      -------------       -------------
           468,682          1,278,249          1,456,031            293,818           1,051,551
     -------------      -------------      -------------      -------------       -------------
         6,715,921         14,442,367         13,722,795          1,861,787          20,254,818
           (22,108)           (72,874)           (69,883)           (36,974)           (105,144)
                --                 --             (8,028)                --                  --
           585,804          2,527,803          1,661,505            316,111           3,134,124
           446,667          1,042,665            488,394          2,629,850             302,659
     -------------      -------------      -------------      -------------       -------------
         7,726,284         17,939,961         15,794,783          4,770,774          23,586,457
     -------------      -------------      -------------      -------------       -------------
              (670)            (2,511)            (3,060)              (398)             (2,405)
     -------------      -------------      -------------      -------------       -------------
         8,194,296         19,215,699         17,247,754          5,064,194          24,635,603
                --                 --                 --                 --                  --
     -------------      -------------      -------------      -------------       -------------
     $   8,194,296      $  19,215,699      $  17,247,754      $   5,064,194       $  24,635,603
     =============      =============      =============      =============       =============

                          NEUBERGER
                          BERMAN AMT                          VAN KAMPEN UIF
    MFS(R) UTILITIES       MID-CAP         T. ROWE PRICE         EMERGING
        SERIES--           GROWTH--        EQUITY INCOME     MARKETS EQUITY--
     SERVICE CLASS         CLASS S         PORTFOLIO--II         CLASS II
    ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003
-----------------------------------------------------------------------------
     $        (295)     $      (1,867)     $      28,151      $      (6,522)
                 4                231            (11,111)            30,499
                --                 --                 --                 --
            11,177             27,641          1,323,740            234,981
     -------------      -------------      -------------      -------------
            10,886             26,005          1,340,780            258,958
     -------------      -------------      -------------      -------------
           137,548            208,242         13,752,482          1,877,349
                --             (2,463)           (69,148)            (5,182)
                --                 --            (22,489)                --
             9,469            262,967          1,917,938            149,329
               (17)            23,747            911,110            591,097
     -------------      -------------      -------------      -------------
           147,000            492,493         16,489,893          2,612,593
     -------------      -------------      -------------      -------------
               (14)               (50)            18,413               (392)
     -------------      -------------      -------------      -------------
           157,872            518,448         17,849,086          2,871,159
                --                 --                 --                 --
     -------------      -------------      -------------      -------------
     $     157,872      $     518,448      $  17,849,086      $   2,871,159
     =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-III ("Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages(R) Access Variable Annuity and MainStay Access Variable Annuity), Series III policies (LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity), Series IV policies (LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity), Series V policies (LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity) and Series VI policies (LifeStages(R) Premium Plus II Variable Annuity, MainStay Premium Plus II Variable Annuity and AmSouth Premium Plus II Variable Annuity). Sales of the Series II policies were discontinued effective February 28, 2003 for the LifeStages(R) Access Variable Annuity and October 14, 2002 for the MainStay Access Variable Annuity. This account was established to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Variable Insurance Funds, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co. LLC, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

  The following investment divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond--Initial Class
MainStay VP Capital Appreciation--Initial Class
MainStay VP Cash Management
MainStay VP Convertible--Initial Class
MainStay VP Equity Income--Initial Class
MainStay VP Government--Initial Class
MainStay VP Growth Equity--Initial Class
MainStay VP High Yield Corporate Bond--Initial Class
MainStay VP Indexed Equity--Initial Class
MainStay VP International Equity--Initial Class
MainStay VP Mid Cap Core--Initial Class
MainStay VP Mid Cap Growth--Initial Class
MainStay VP Small Cap Growth--Initial Class
MainStay VP Total Return--Initial Class
MainStay VP Value--Initial Class
MainStay VP American Century Income &
  Growth--Initial Class
MainStay VP Dreyfus Large Company Value--Initial Class
MainStay VP Eagle Asset Management Growth
  Equity--Initial Class
MainStay VP Lord Abbett Developing Growth--
  Initial Class
Alger American Small Capitalization--Class O Shares
AmSouth Enhanced Market Fund
AmSouth International Equity Fund
AmSouth Large Cap Fund
AmSouth Mid Cap Fund
Calvert Social Balanced
Dreyfus IP Technology Growth--Initial Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
MFS(R) Investors Trust Series--Initial Class

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth--Class I
T. Rowe Price Equity Income Portfolio
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Equity--Class I
MainStay VP Bond--Service Class
MainStay VP Capital Appreciation--Service Class
MainStay VP Convertible--Service Class
MainStay VP Equity Income--Service Class
MainStay VP Government--Service Class
MainStay VP Growth Equity--Service Class
MainStay VP High Yield Corporate Bond--Service Class
MainStay VP Indexed Equity--Service Class
MainStay VP International Equity--Service Class
MainStay VP Mid Cap Core--Service Class
MainStay VP Mid Cap Growth--Service Class
MainStay VP Small Cap Growth--Service Class
MainStay VP Total Return--Service Class
MainStay VP Value--Service Class
MainStay VP American Century Income & Growth--
  Service Class
MainStay VP Dreyfus Large Company Value--
  Service Class
MainStay Eagle Asset Management Growth
  Equity--Service Class
MainStay VP Lord Abbett Developing Growth--
  Service Class
Alger American Small Capitalization--Class S Shares
Dreyfus IP Technology Growth--Service Shares
Fidelity(R) VIP Contrafund(R)--Service Class 2
Fidelity(R) VIP Equity-Income--Service Class 2
Fidelity(R) VIP Mid Cap--Service Class 2
Janus Aspen Series Balanced--Service Shares
Janus Aspen Series Worldwide Growth--Service Shares
MFS(R) Investors Trust Series--Service Class
MFS(R) Research Series--Service Class
MFS(R) Utilities Series--Service Class
Neuberger Berman AMT Mid-Cap Growth--Class S
T. Rowe Price Equity Income Portfolio--II
Van Kampen UIF Emerging Markets Equity--Class II

  Not all investment divisions are available under all policies.

  For all policies within Series I, III, IV, V and VI, initial premium payments are allocated to the Investment Divisions, Fixed Account(s) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For Series IV policies, there are two Fixed Accounts available, a one year and a three year Fixed Account. For Series I, III, IV, V and VI, subsequent premium payments are allocated to the Investment Divisions, one year Fixed Account, three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the Business Day they are received. For Series II policies, subsequent premium payments are not permitted. In those states where NYLIAC offers a single premium version of the Series III policies, only one premium payment is allowed. In those states where NYLIAC offers a modified version of the Series IV and V policies, subsequent premium payments are allowed only during the first policy year. In addition, for Series I, II, III, V and VI policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC subject to certain restrictions. For Series IV policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one year Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2003, the investments of the Separate Account are as follows:


                                                                                  MAINSTAY VP
                                                            MAINSTAY VP             CAPITAL             MAINSTAY VP
                                                              BOND--             APPRECIATION--            CASH
                                                           INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                                                           --------------------------------------------------------
Number of shares.........................................       20,993                 20,055              240,252
Identified cost..........................................     $284,161               $609,782           $  240,260


                                                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                               MID CAP               MID CAP              SMALL CAP
                                                               CORE--               GROWTH--              GROWTH--
                                                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                                                            ---------------------------------------------------------
Number of shares..........................................        3,658                 6,412                  6,672
Identified cost...........................................     $ 33,451              $ 52,232             $   54,981

  Investment activity for the year ended December 31, 2003, was as follows:


                                                                                  MAINSTAY VP
                                                            MAINSTAY VP             CAPITAL             MAINSTAY VP
                                                              BOND--             APPRECIATION--            CASH
                                                           INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                                                           --------------------------------------------------------
Purchases................................................     $ 80,212               $ 21,876           $  797,222
Proceeds from sales......................................       61,395                 43,995              922,366


                                                            MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                              MID CAP               MID CAP              SMALL CAP
                                                              CORE--               GROWTH--              GROWTH--
                                                           INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                                                           ---------------------------------------------------------
Purchases................................................     $ 14,641              $ 33,386             $   30,823
Proceeds from sales......................................        3,450                 2,349                  5,190

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
         20,851            10,236            23,372            17,127             83,093            28,108             4,074
       $228,463          $ 95,121          $257,543          $405,439           $754,935          $717,959          $ 41,642

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
         16,646            16,873             5,232             4,890            10,402             3,860              4,233
       $312,942          $256,545          $ 56,310          $ 48,380          $161,543          $ 34,556           $ 65,284


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
       $ 46,299          $ 27,944          $ 98,962          $ 18,150           $255,627          $ 60,617          $183,318
         13,119             5,101           131,426            32,210             84,299            54,710           173,526

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
       $ 21,914          $ 23,787          $  9,074          $ 10,165          $ 13,318          $ 10,653           $ 34,841
         25,056            19,363            14,067            12,608            13,729             5,646             33,415

--------------------------------------------------------------------------------


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                             MARKET FUND       EQUITY FUND       LARGE CAP FUND       MID CAP FUND       BALANCED
                            ----------------------------------------------------------------------------------------
Number of shares..........          306               41                 462                 189           22,290
Identified cost...........     $  2,391         $    317            $  3,777            $  1,326         $ 42,135

                                                                                                        VAN KAMPEN
                                                NEUBERGER                                                   UIF
                                MFS(R)         BERMAN AMT                               VAN ECK          EMERGING
                              UTILITIES          MID-CAP         T. ROWE PRICE         WORLDWIDE          MARKETS
                               SERIES--         GROWTH--             EQUITY               HARD           EQUITY--
                            INITIAL CLASS        CLASS I        INCOME PORTFOLIO         ASSETS           CLASS I
                            ----------------------------------------------------------------------------------------
Number of shares..........          135              544               8,576               1,218            4,492
Identified cost...........     $  1,760         $  7,499            $157,810            $ 14,077         $ 40,089


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                             MARKET FUND       EQUITY FUND       LARGE CAP FUND       MID CAP FUND       BALANCED
                            ----------------------------------------------------------------------------------------
Purchases.................     $    674         $    175            $  1,003            $    411         $  9,602
Proceeds from sales.......          165               20                 235                  73            2,919

                                                                                                        VAN KAMPEN
                                                NEUBERGER                                                   UIF
                                MFS(R)         BERMAN AMT                               VAN ECK          EMERGING
                              UTILITIES          MID-CAP         T. ROWE PRICE         WORLDWIDE          MARKETS
                               SERIES--         GROWTH--             EQUITY               HARD           EQUITY--
                            INITIAL CLASS        CLASS I        INCOME PORTFOLIO         ASSETS           CLASS I
                            ----------------------------------------------------------------------------------------
Purchases.................     $  1,403         $  4,945            $ 35,550            $  8,049         $409,273
Proceeds from sales.......          437              836              10,454               3,521          410,915

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                              JANUS ASPEN
                                                            JANUS ASPEN         SERIES            MFS(R)
      DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES           WORLDWIDE         INVESTORS          MFS(R)
      TECHNOLOGY            VIP               VIP           BALANCED--         GROWTH--            TRUST           RESEARCH
       GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
          3,565            15,065             9,764            28,171            11,412             1,967             3,076
       $ 27,034          $351,283          $220,148          $696,376          $462,649          $ 35,507          $ 54,420

                                                                              JANUS ASPEN
                                                            JANUS ASPEN         SERIES            MFS(R)
      DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES           WORLDWIDE         INVESTORS          MFS(R)
      TECHNOLOGY            VIP               VIP           BALANCED--         GROWTH--            TRUST           RESEARCH
       GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
       $ 27,593          $ 31,740          $ 26,448          $ 53,784          $ 98,037          $  3,126          $  3,444
         10,352            20,980            16,541            77,320           128,112             3,937             4,988

--------------------------------------------------------------------------------


                                                                                 MAINSTAY VP
                                                           MAINSTAY VP             CAPITAL              MAINSTAY VP
                                                             BOND--             APPRECIATION--         CONVERTIBLE--
                                                          SERVICE CLASS         SERVICE CLASS          SERVICE CLASS
                                                          -----------------------------------------------------------
Number of shares........................................       1,414                     722                 2,098
Identified cost.........................................    $ 19,909                $ 14,022              $ 21,742


                                                           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                             MID CAP              SMALL CAP               TOTAL
                                                            GROWTH--              GROWTH--               RETURN--
                                                          SERVICE CLASS         SERVICE CLASS         SERVICE CLASS
                                                          ----------------------------------------------------------
Number of shares........................................       1,669                 1,373                    736
Identified cost.........................................    $ 14,726              $ 12,730               $ 11,400


                                                                                 MAINSTAY VP
                                                           MAINSTAY VP             CAPITAL              MAINSTAY VP
                                                             BOND--             APPRECIATION--         CONVERTIBLE--
                                                          SERVICE CLASS         SERVICE CLASS          SERVICE CLASS
                                                          -----------------------------------------------------------
Purchases...............................................    $ 20,384               $ 14,113               $ 22,078
Proceeds from sales.....................................         466                     94                    346


                                                           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                             MID CAP              SMALL CAP               TOTAL
                                                            GROWTH--              GROWTH--               RETURN--
                                                          SERVICE CLASS         SERVICE CLASS         SERVICE CLASS
                                                          ----------------------------------------------------------
Purchases...............................................    $ 15,143               $ 13,697              $ 11,636
Proceeds from sales.....................................         434                  1,068                   245

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


      MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
        EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL      MAINSTAY VP
       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--       MID CAP CORE--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------------------
          1,565             1,226               524              8,155             1,707               710               768
       $ 15,255          $ 13,604          $  9,165           $ 77,060          $ 35,871          $  7,873          $  7,792

                        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                         AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
                          CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN         DREYFUS IP
      MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL           TECHNOLOGY
        VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--      GROWTH--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------------
            974               383               563               627               496                252               955
       $ 13,477          $  3,695          $  5,316          $  6,733          $  4,087           $  4,103          $  7,750


      MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
        EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL      MAINSTAY VP
       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--       MID CAP CORE--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------------------
       $ 15,316          $ 14,288          $  9,303           $ 78,511          $ 36,056          $  7,911          $  7,842
             64               661               147              1,526               193                38                54

                        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                         AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
                          CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN         DREYFUS IP
      MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL           TECHNOLOGY
        VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--      GROWTH--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------------
       $ 13,553          $  3,791          $  5,364          $  6,901          $  4,172           $  4,126          $  8,045
             82                98                49               176                95                 26               326

--------------------------------------------------------------------------------

                                                     FIDELITY(R)                                              JANUS ASPEN
                                  FIDELITY(R)            VIP            FIDELITY(R)        JANUS ASPEN          SERIES
                                      VIP              EQUITY-            VIP MID            SERIES            WORLDWIDE
                                CONTRAFUND(R)--       INCOME--         CAP-- SERVICE       BALANCED--          GROWTH--
                                SERVICE CLASS 2    SERVICE CLASS 2        CLASS 2        SERVICE SHARES     SERVICE SHARES
                                -------------------------------------------------------------------------------------------
Number of shares..............          840                753                212              1,037                280
Identified cost...............     $ 17,933           $ 15,793           $  4,776           $ 23,789           $  6,638


                                                     FIDELITY(R)                                              JANUS ASPEN
                                  FIDELITY(R)            VIP            FIDELITY(R)        JANUS ASPEN          SERIES
                                      VIP              EQUITY-            VIP MID            SERIES            WORLDWIDE
                                CONTRAFUND(R)--       INCOME--         CAP-- SERVICE       BALANCED--          GROWTH--
                                SERVICE CLASS 2    SERVICE CLASS 2        CLASS 2        SERVICE SHARES     SERVICE SHARES
                                -------------------------------------------------------------------------------------------
Purchases.....................     $ 18,048           $ 15,961           $  4,872           $ 24,231           $  6,760
Proceeds from sales...........          123                178                102                447                127

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                           VAN KAMPEN
        MFS(R)                                           NEUBERGER                            UIF
      INVESTORS          MFS(R)           MFS(R)         BERMAN AMT     T. ROWE PRICE       EMERGING
        TRUST           RESEARCH        UTILITIES         MID-CAP           EQUITY          MARKETS
       SERIES--         SERIES--         SERIES--         GROWTH--          INCOME          EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       CLASS S       PORTFOLIO--II       CLASS II
    ---------------------------------------------------------------------------------------------------
             69              134               10               34              886              318
       $  1,053         $  1,660         $    147         $    492         $ 16,551         $  2,642

                                                                                           VAN KAMPEN
        MFS(R)                                           NEUBERGER                            UIF
      INVESTORS          MFS(R)           MFS(R)         BERMAN AMT     T. ROWE PRICE       EMERGING
        TRUST           RESEARCH        UTILITIES         MID-CAP           EQUITY          MARKETS
       SERIES--         SERIES--         SERIES--         GROWTH--          INCOME          EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       CLASS S       PORTFOLIO--II       CLASS II
    ---------------------------------------------------------------------------------------------------
       $  1,111         $  1,685         $    147         $    496         $ 16,707         $  3,390
             62               26               --                3              144              778

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV, V, and VI policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III and LifeStages(R) Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III and MainStay Premium Plus II Variable Annuity and AmSouth Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge.

  For the LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

  For LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

  All surrender charges are recorded with policyowners' surrenders in the accompanying statement of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III, V and VI policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies, this charge is $40 per policy (may be lower in some states). For Series III, IV, and VI policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II, III, IV, V and VI policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV, V and VI policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45%, 1.85% and 1.75%, respectively of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2003 and 2002 were as follows:


                                                                                                       MAINSTAY VP
                                                                   MAINSTAY VP                           CAPITAL
                                                                     BOND--                          APPRECIATION--
                                                                  INITIAL CLASS                       INITIAL CLASS
                                                            -------------------------           -------------------------
                                                             2003             2002(a)            2003             2002(a)
                                                            -------------------------------------------------------------
SERIES I POLICIES
Units Issued............................................        728            4,226                578               992
Units Redeemed..........................................     (2,394)          (1,283)            (2,779)           (4,650)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................     (1,666)           2,943             (2,201)           (3,658)
                                                            =======           =======           =======           =======
SERIES II POLICIES
Units Issued............................................         30              151                  1                28
Units Redeemed..........................................        (79)             (77)               (15)              (40)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................        (49)              74                (14)              (12)
                                                            =======           =======           =======           =======
SERIES III POLICIES
Units Issued............................................      2,704            2,928              1,861             1,738
Units Redeemed..........................................     (1,053)             (96)              (211)             (441)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................      1,651            2,832              1,650             1,297
                                                            =======           =======           =======           =======
SERIES IV POLICIES
Units Issued............................................      1,268              576                577               397
Units Redeemed..........................................       (287)              (5)               (30)               (1)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................        981              571                547               396
                                                            =======           =======           =======           =======
SERIES V POLICIES
Units Issued............................................         28               13                  4                 1
Units Redeemed..........................................         (8)              --                 --                --
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................         20               13                  4                 1
                                                            =======           =======           =======           =======
SERIES VI POLICIES
Units Issued............................................         --               --                 --                --
Units Redeemed..........................................         --               --                 --                --
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................         --               --                 --                --
                                                            =======           =======           =======           =======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
       MAINSTAY VP        CONVERTIBLE--      EQUITY INCOME--      GOVERNMENT--
     CASH MANAGEMENT      INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
    -----------------   -----------------   -----------------   -----------------
    2003(b)   2002(a)    2003     2002(a)    2003     2002(a)    2003     2002(a)
    -----------------------------------------------------------------------------
    16,976    57,342      1,318    1,258      1,161    3,820        801     8,021
    (94,625)  (54,568)     (707)  (1,176)      (338)    (223)    (4,878)   (1,054)
    -------   -------   -------   -------   -------   -------   -------   -------
    (77,649)   2,774        611       82        823    3,597     (4,077)    6,967
    =======   =======   =======   =======   =======   =======   =======   =======
     8,111    21,890         10       73          8       68         61       195
    (30,445)  (11,353)      (51)     (63)       (10)     (12)      (186)      (36)
    -------   -------   -------   -------   -------   -------   -------   -------
    (22,334)  10,537        (41)      10         (2)      56       (125)      159
    =======   =======   =======   =======   =======   =======   =======   =======
    38,546    41,442      2,022    1,790      1,215    1,695      3,379     3,157
    (55,519)  (6,015)      (171)    (207)      (118)     (30)    (2,204)     (113)
    -------   -------   -------   -------   -------   -------   -------   -------
    (16,973)  35,427      1,851    1,583      1,097    1,665      1,175     3,044
    =======   =======   =======   =======   =======   =======   =======   =======
    23,094     7,273        715      398        726      437      1,547       869
    (11,450)  (2,324)       (28)      (2)       (34)     (15)      (771)       (4)
    -------   -------   -------   -------   -------   -------   -------   -------
    11,644     4,949        687      396        692      422        776       865
    =======   =======   =======   =======   =======   =======   =======   =======
     2,390       200         14        1         15       14         47        16
      (469)      (30)        --       --         --       --        (15)       --
    -------   -------   -------   -------   -------   -------   -------   -------
     1,921       170         14        1         15       14         32        16
    =======   =======   =======   =======   =======   =======   =======   =======
     7,586        --         --       --         --       --         --        --
    (4,699)       --         --       --         --       --         --        --
    -------   -------   -------   -------   -------   -------   -------   -------
     2,887        --         --       --         --       --         --        --
    =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------



                                                                                                       MAINSTAY VP
                                                                    MAINSTAY VP                         HIGH YIELD
                                                                  GROWTH EQUITY--                    CORPORATE BOND--
                                                                   INITIAL CLASS                      INITIAL CLASS
                                                              ------------------------           ------------------------
                                                               2003            2002(a)            2003            2002(a)
                                                              -----------------------------------------------------------
SERIES I POLICIES
Units Issued..............................................       286            1,076             5,528            2,095
Units Redeemed............................................    (1,556)          (2,564)           (2,766)          (2,845)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................    (1,270)          (1,488)            2,762             (750)
                                                              ======           ======            ======           ======
SERIES II POLICIES
Units Issued..............................................         5               35               242              157
Units Redeemed............................................       (72)             (46)             (122)             (51)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       (67)             (11)              120              106
                                                              ======           ======            ======           ======
SERIES III POLICIES
Units Issued..............................................     1,067            1,944             5,210            3,178
Units Redeemed............................................      (321)            (320)             (411)            (233)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       746            1,624             4,799            2,945
                                                              ======           ======            ======           ======
SERIES IV POLICIES
Units Issued..............................................       535              369             2,072              785
Units Redeemed............................................       (32)              (2)              (89)              (9)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       503              367             1,983              776
                                                              ======           ======            ======           ======
SERIES V POLICIES
Units Issued..............................................        20                2               110                6
Units Redeemed............................................        --               --                (4)              --
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................        20                2               106                6
                                                              ======           ======            ======           ======
SERIES VI POLICIES
Units Issued..............................................        --               --                --               --
Units Redeemed............................................        --               --                --               --
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................        --               --                --               --
                                                              ======           ======            ======           ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                  MAINSTAY VP        MAINSTAY VP
      MAINSTAY VP           MAINSTAY VP             MID CAP            MID CAP
    INDEXED EQUITY--   INTERNATIONAL EQUITY--        CORE--            GROWTH--
     INITIAL CLASS         INITIAL CLASS         INITIAL CLASS      INITIAL CLASS
    ----------------   ----------------------   ----------------   ----------------
     2003    2002(a)     2003       2002(a)      2003    2002(a)    2003    2002(a)
    -------------------------------------------------------------------------------
       707    1,462        495          512        585    1,212     2,332      965
    (2,167)  (4,453)      (199)        (116)      (212)     (74)     (102)     (52)
    ------   ------     ------       ------     ------   ------    ------   ------
    (1,460)  (2,991)       296          396        373    1,138     2,230      913
    ======   ======     ======       ======     ======   ======    ======   ======
        24       59        131           27          8        9         6       13
       (47)     (33)      (120)         (25)        (1)      (1)       (6)      (1)
    ------   ------     ------       ------     ------   ------    ------   ------
       (23)      26         11            2          7        8        --       12
    ======   ======     ======       ======     ======   ======    ======   ======
     3,350    4,448        712          360        641      405     1,364      586
      (303)    (362)       (83)         (13)       (21)     (10)      (69)     (19)
    ------   ------     ------       ------     ------   ------    ------   ------
     3,047    4,086        629          347        620      395     1,295      567
    ======   ======     ======       ======     ======   ======    ======   ======
     1,231      665        219           81        253      162       409      200
       (52)      (5)        (8)          (1)       (12)     (10)      (16)      (1)
    ------   ------     ------       ------     ------   ------    ------   ------
     1,179      660        211           80        241      152       393      199
    ======   ======     ======       ======     ======   ======    ======   ======
        13        8          4            1          3        1         5        2
        --       --         --           --         --       --        --       --
    ------   ------     ------       ------     ------   ------    ------   ------
        13        8          4            1          3        1         5        2
    ======   ======     ======       ======     ======   ======    ======   ======
        --       --         --           --         --       --        --       --
        --       --         --           --         --       --        --       --
    ------   ------     ------       ------     ------   ------    ------   ------
        --       --         --           --         --       --        --       --
    ======   ======     ======       ======     ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                       MAINSTAY VP
                                                        SMALL CAP         MAINSTAY VP
                                                         GROWTH--        TOTAL RETURN--
                                                      INITIAL CLASS      INITIAL CLASS
                                                     ----------------   ----------------
                                                      2003    2002(a)    2003    2002(a)
                                                     -----------------------------------
SERIES I POLICIES
Units Issued.......................................   1,825    1,455       268      585
Units Redeemed.....................................    (248)    (141)   (1,327)  (2,711)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................   1,577    1,314    (1,059)  (2,126)
                                                     ======   ======    ======   ======
SERIES II POLICIES
Units Issued.......................................       7       11         4       18
Units Redeemed.....................................      (2)      (1)      (40)     (42)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................       5       10       (36)     (24)
                                                     ======   ======    ======   ======
SERIES III POLICIES
Units Issued.......................................   1,184      753     1,241    1,130
Units Redeemed.....................................     (87)     (54)     (135)     (85)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................   1,097      699     1,106    1,045
                                                     ======   ======    ======   ======
SERIES IV POLICIES
Units Issued.......................................     504      245       435      237
Units Redeemed.....................................     (21)      (2)      (24)      (1)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................     483      243       411      236
                                                     ======   ======    ======   ======
SERIES V POLICIES
Units Issued.......................................       9        2        26        1
Units Redeemed.....................................      --       --        (1)      --
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................       9        2        25        1
                                                     ======   ======    ======   ======
SERIES VI POLICIES
Units Issued.......................................      --       --        --       --
Units Redeemed.....................................      --       --        --       --
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................      --       --        --       --
                                                     ======   ======    ======   ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                 MAINSTAY VP
                          MAINSTAY VP         MAINSTAY VP        EAGLE ASSET
      MAINSTAY VP       AMERICAN CENTURY     DREYFUS LARGE        MANAGEMENT
        VALUE--        INCOME & GROWTH--    COMPANY VALUE--    GROWTH EQUITY--
     INITIAL CLASS       INITIAL CLASS       INITIAL CLASS      INITIAL CLASS
    ----------------   ------------------   ----------------   ----------------
     2003    2002(a)    2003     2002(a)     2003    2002(a)    2003    2002(a)
    ---------------------------------------------------------------------------
       451    1,536       221        473       301      493       176      707
    (1,053)  (1,312)   (1,308)      (605)   (1,208)    (390)     (733)  (1,869)
    ------   ------    ------     ------    ------   ------    ------   ------
      (602)     224    (1,087)      (132)     (907)     103      (557)  (1,162)
    ======   ======    ======     ======    ======   ======    ======   ======
        10       45        10         30         3        9        13       26
       (15)     (12)       (5)        (7)       (4)      (2)       (9)      (8)
    ------   ------    ------     ------    ------   ------    ------   ------
        (5)      33         5         23        (1)       7         4       18
    ======   ======    ======     ======    ======   ======    ======   ======
     1,046    1,899       488        348       540      448       989      794
      (141)    (222)      (68)       (11)      (53)    (120)     (142)    (237)
    ------   ------    ------     ------    ------   ------    ------   ------
       905    1,677       420        337       487      328       847      557
    ======   ======    ======     ======    ======   ======    ======   ======
       685      509       132         65       194      102       235      142
       (43)      (4)       (2)        --       (14)      (1)      (14)      (1)
    ------   ------    ------     ------    ------   ------    ------   ------
       642      505       130         65       180      101       221      141
    ======   ======    ======     ======    ======   ======    ======   ======
        16        6        --         --         3       --         4       --
        --       --        --         --        --       --        --       --
    ------   ------    ------     ------    ------   ------    ------   ------
        16        6        --         --         3       --         4       --
    ======   ======    ======     ======    ======   ======    ======   ======
        --       --        --         --        --       --        --       --
        --       --        --         --        --       --        --       --
    ------   ------    ------     ------    ------   ------    ------   ------
        --       --        --         --        --       --        --       --
    ======   ======    ======     ======    ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                         LORD ABBETT           ALGER AMERICAN
                                                     DEVELOPING GROWTH--   SMALL CAPITALIZATION--
                                                        INITIAL CLASS          CLASS O SHARES
                                                     -------------------   -----------------------
                                                       2003     2002(a)       2003       2002(a)
                                                     ---------------------------------------------
SERIES I POLICIES
Units Issued.......................................     581        167         338            501
Units Redeemed.....................................    (380)      (233)       (536)        (1,173)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................     201        (66)       (198)          (672)
                                                      =====      =====       =====         ======
SERIES II POLICIES
Units Issued.......................................      12         15           6             16
Units Redeemed.....................................      (3)        (2)        (34)            (6)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................       9         13         (28)            10
                                                      =====      =====       =====         ======
SERIES III POLICIES
Units Issued.......................................     455        170         778            487
Units Redeemed.....................................     (18)        (5)       (212)          (124)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................     437        165         566            363
                                                      =====      =====       =====         ======
SERIES IV POLICIES
Units Issued.......................................      92         42         135             46
Units Redeemed.....................................      (2)        --          (6)            --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................      90         42         129             46
                                                      =====      =====       =====         ======
SERIES V POLICIES
Units Issued.......................................       1         --           4             --
Units Redeemed.....................................      --         --          --             --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................       1         --           4             --
                                                      =====      =====       =====         ======
SERIES VI POLICIES
Units Issued.......................................      --         --          --             --
Units Redeemed.....................................      --         --          --             --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................      --         --          --             --
                                                      =====      =====       =====         ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        AMSOUTH           AMSOUTH
       ENHANCED        INTERNATIONAL        AMSOUTH           AMSOUTH
      MARKET FUND       EQUITY FUND     LARGE CAP FUND     MID CAP FUND
    ---------------   ---------------   ---------------   ---------------
    2003(b)   2002    2003(b)   2002    2003(b)   2002    2003(b)   2002
    ---------------------------------------------------------------------
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        68     151        16      20       125     219        51       84
       (14)    (39)       (1)    (13)      (32)    (50)       (8)      (8)
     -----    -----    -----    -----    -----    -----    -----    -----
        54     112        15       7        93     169        43       76
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        12      --         3      --        12      --         7       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        12      --         3      --        12      --         7       --
     =====    =====    =====    =====    =====    =====    =====    =====

--------------------------------------------------------------------------------



                                                          CALVERT             DREYFUS IP
                                                          SOCIAL         TECHNOLOGY GROWTH--
                                                         BALANCED           INITIAL SHARES
                                                     -----------------   --------------------
                                                     2003(b)   2002(a)     2003      2002(a)
                                                     ----------------------------------------
SERIES I POLICIES
Units Issued.......................................     155       211      1,387        545
Units Redeemed.....................................    (127)     (252)      (175)       (55)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      28       (41)     1,212        490
                                                     ======    ======     ======     ======
SERIES II POLICIES
Units Issued.......................................       2         5          4         21
Units Redeemed.....................................      (3)       (1)        (9)        (1)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      (1)        4         (5)        20
                                                     ======    ======     ======     ======
SERIES III POLICIES
Units Issued.......................................     502       323        963        299
Units Redeemed.....................................     (31)      (34)      (106)       (13)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................     471       289        857        286
                                                     ======    ======     ======     ======
SERIES IV POLICIES
Units Issued.......................................     175        38        162         51
Units Redeemed.....................................      (3)       --         (6)        --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................     172        38        156         51
                                                     ======    ======     ======     ======
SERIES V POLICIES
Units Issued.......................................       5         1          2         --
Units Redeemed.....................................      --        --         --         --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................       5         1          2         --
                                                     ======    ======     ======     ======
SERIES VI POLICIES
Units Issued.......................................      43        --         --         --
Units Redeemed.....................................      --        --         --         --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      43        --         --         --
                                                     ======    ======     ======     ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               JANUS ASPEN
                                            JANUS ASPEN           SERIES
      FIDELITY(R)        FIDELITY(R)           SERIES           WORLDWIDE
          VIP                VIP             BALANCED--          GROWTH--
    CONTRAFUND(R)--    EQUITY-INCOME--     INSTITUTIONAL      INSTITUTIONAL
     INITIAL CLASS      INITIAL CLASS          SHARES             SHARES
    ----------------   ----------------   ----------------   ----------------
     2003    2002(a)    2003    2002(a)    2003    2002(a)    2003    2002(a)
    -------------------------------------------------------------------------
       678    1,134       645    1,360       662    2,705       419    1,088
    (1,200)  (1,936)   (1,014)  (1,313)   (3,784)  (4,195)   (3,175)  (3,792)
    ------   ------    ------   ------    ------   ------    ------   ------
      (522)    (802)     (369)      47    (3,122)  (1,490)   (2,756)  (2,704)
    ======   ======    ======   ======    ======   ======    ======   ======
        14       32        14       33        18       80         5       49
        (6)      (7)       (7)      (9)      (37)     (61)      (23)      (9)
    ------   ------    ------   ------    ------   ------    ------   ------
         8       25         7       24       (19)      19       (18)      40
    ======   ======    ======   ======    ======   ======    ======   ======
     2,104    1,653     1,194    1,632     2,516    4,145     1,043    1,390
      (247)    (123)     (198)    (317)     (633)    (445)     (370)    (314)
    ------   ------    ------   ------    ------   ------    ------   ------
     1,857    1,530       996    1,315     1,883    3,700       673    1,076
    ======   ======    ======   ======    ======   ======    ======   ======
       682      428       526      274     1,225      891       414      268
       (37)      (3)      (23)      (4)      (77)      (7)      (22)      (1)
    ------   ------    ------   ------    ------   ------    ------   ------
       645      425       503      270     1,148      884       392      267
    ======   ======    ======   ======    ======   ======    ======   ======
        27        5        27        9        47        9         7       --
        (1)      --        (1)      --        (8)      --        --       --
    ------   ------    ------   ------    ------   ------    ------   ------
        26        5        26        9        39        9         7       --
    ======   ======    ======   ======    ======   ======    ======   ======
        --       --        --       --        --       --        --       --
        --       --        --       --        --       --        --       --
    ------   ------    ------   ------    ------   ------    ------   ------
        --       --        --       --        --       --        --       --
    ======   ======    ======   ======    ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                         MFS(R)            MFS(R)
                                                     INVESTORS TRUST      RESEARCH       MFS(R) UTILITIES
                                                        SERIES--          SERIES--           SERIES--
                                                      INITIAL CLASS     INITIAL CLASS      INITIAL CLASS
                                                     ---------------   ---------------   -----------------
                                                     2003    2002(a)   2003    2002(a)    2003    2002(a)
                                                     -----------------------------------------------------
SERIES I POLICIES
Units Issued.......................................    90       482     101       241       57        38
Units Redeemed.....................................  (343)     (647)   (429)     (991)      (5)       (8)
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................  (253)     (165)   (328)     (750)      52        30
                                                     =====    =====    =====    =====    =====     =====
SERIES II POLICIES
Units Issued.......................................     5        17       1         5        2         1
Units Redeemed.....................................    (1)       (5)     (5)       (7)      (1)       --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................     4        12      (4)       (2)       1         1
                                                     =====    =====    =====    =====    =====     =====
SERIES III POLICIES
Units Issued.......................................   145       307     206       328       82        67
Units Redeemed.....................................   (63)     (131)    (77)     (229)     (10)      (36)
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    82       176     129        99       72        31
                                                     =====    =====    =====    =====    =====     =====
SERIES IV POLICIES
Units Issued.......................................    71        57      64        45        4         4
Units Redeemed.....................................    (2)       --      (2)       --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    69        57      62        45        4         4
                                                     =====    =====    =====    =====    =====     =====
SERIES V POLICIES
Units Issued.......................................     6        --       1        --        1        --
Units Redeemed.....................................    --        --      --        --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................     6        --       1        --        1        --
                                                     =====    =====    =====    =====    =====     =====
SERIES VI POLICIES
Units Issued.......................................    --        --      --        --       --        --
Units Redeemed.....................................    --        --      --        --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    --        --      --        --       --        --
                                                     =====    =====    =====    =====    =====     =====

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                 VAN KAMPEN
    NEUBERGER BERMAN                                                 UIF
       AMT MID-CAP       T. ROWE PRICE         VAN ECK            EMERGING
        GROWTH--         EQUITY INCOME        WORLDWIDE       MARKETS EQUITY--
         CLASS I           PORTFOLIO         HARD ASSETS           CLASS I
    -----------------   ---------------   -----------------   -----------------
     2003    2002(a)    2003    2002(a)   2003(b)   2002(a)    2003    2002(a)
    ---------------------------------------------------------------------------
      279       213     1,172    2,380       183       409      233        276
      (17)      (12)    (603)     (722)      (92)      (73)    (285)      (235)
    -----     -----     -----    -----     -----     -----    -----     ------
      262       201      569     1,658        91       336      (52)        41
    =====     =====     =====    =====     =====     =====    =====     ======
        6         4       33        49        11         4       74         11
       (2)       --      (13)      (20)       (2)       (1)      (3)    (1,009)
    -----     -----     -----    -----     -----     -----    -----     ------
        4         4       20        29         9         3       71       (998)
    =====     =====     =====    =====     =====     =====    =====     ======
      212       159     1,439    1,697       227       229      238        342
      (19)       (6)    (218)     (180)      (27)       (5)     (29)       (23)
    -----     -----     -----    -----     -----     -----    -----     ------
      193       153     1,221    1,517       200       224      209        319
    =====     =====     =====    =====     =====     =====    =====     ======
       36        16      690       422        84        50       55         59
       (1)       --      (26)       (2)       (2)      (11)      (3)        (1)
    -----     -----     -----    -----     -----     -----    -----     ------
       35        16      664       420        82        39       52         58
    =====     =====     =====    =====     =====     =====    =====     ======
        7        --       32        14         4        --        1         --
       --        --       (1)       --        --        --       --         --
    -----     -----     -----    -----     -----     -----    -----     ------
        7        --       31        14         4        --        1         --
    =====     =====     =====    =====     =====     =====    =====     ======
       --        --       --        --        26        --       --         --
       --        --       --        --        --        --       --         --
    -----     -----     -----    -----     -----     -----    -----     ------
       --        --       --        --        26        --       --         --
    =====     =====     =====    =====     =====     =====    =====     ======

--------------------------------------------------------------------------------



                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................        318                250                348
Units Redeemed........................................        (22)                (2)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        296                248                347
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        644                475                709
Units Redeemed........................................         (4)                (1)                (2)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        640                474                707
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        602                407                649
Units Redeemed........................................        (10)                (1)                (5)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        592                406                644
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................         43                  8                 49
Units Redeemed........................................         (2)                --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         41                  8                 49
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        339                198                317
Units Redeemed........................................         (1)                (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        338                197                316
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               MAINSTAY VP
                                                                HIGH YIELD
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         CORPORATE         MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--         BOND--        INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
          208                289                162                 929                609
           (1)               (17)                --                  (9)                (3)
          ---                ---                ---               -----              -----
          207                272                162                 920                606
          ===                ===                ===               =====              =====
           --                 --                 --                  --                 --
           --                 --                 --                  --                 --
          ---                ---                ---               -----              -----
           --                 --                 --                  --                 --
          ===                ===                ===               =====              =====
          559                433                274               2,521              1,219
          (10)               (11)                (1)                (26)                (4)
          ---                ---                ---               -----              -----
          549                422                273               2,495              1,215
          ===                ===                ===               =====              =====
          445                435                294               2,234              1,040
           (3)               (10)                (1)                (10)                (2)
          ---                ---                ---               -----              -----
          442                425                293               2,224              1,038
          ===                ===                ===               =====              =====
           11                 43                  4                 256                121
           --                 --                 (1)                 (1)                (1)
          ---                ---                ---               -----              -----
           11                 43                  3                 255                120
          ===                ===                ===               =====              =====
          219                186                130                 811                417
           (1)                (1)                --                  (2)                (3)
          ---                ---                ---               -----              -----
          218                185                130                 809                414
          ===                ===                ===               =====              =====

--------------------------------------------------------------------------------



                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................        114                126                198
Units Redeemed........................................         --                 (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        114                125                197
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        255                237                434
Units Redeemed........................................         (1)                --                 (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        254                237                433
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        247                229                433
Units Redeemed........................................         (1)                (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        246                228                432
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................          7                 16                 16
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................          7                 16                 16
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        121                113                245
Units Redeemed........................................         --                 --                 (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        121                113                244
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
          194                172                224                  45                 73
           (2)                (1)                (1)                 --                 --
          ---                ---                ---                 ---                ---
          192                171                223                  45                 73
          ===                ===                ===                 ===                ===
           --                 --                 --                  --                 --
           --                 --                 --                  --                 --
          ---                ---                ---                 ---                ---
           --                 --                 --                  --                 --
          ===                ===                ===                 ===                ===
          385                401                442                 127                160
           (1)                (2)                (1)                 (1)                --
          ---                ---                ---                 ---                ---
          384                399                441                 126                160
          ===                ===                ===                 ===                ===
          356                300                393                 124                181
           (3)                (1)                (1)                 (1)                --
          ---                ---                ---                 ---                ---
          353                299                392                 123                181
          ===                ===                ===                 ===                ===
            8                 15                 14                   2                 12
           --                 --                 --                  --                 --
          ---                ---                ---                 ---                ---
            8                 15                 14                   2                 12
          ===                ===                ===                 ===                ===
          180                207                185                  53                 80
           --                 (2)                --                  --                 --
          ---                ---                ---                 ---                ---
          180                205                185                  53                 80
          ===                ===                ===                 ===                ===

--------------------------------------------------------------------------------


                                                          MainStay VP        MainStay VP
                                                          Eagle Asset        Lord Abbett       Alger American
                                                           Management         Developing           Small
                                                        Growth Equity--        Growth--       Capitalization--
                                                         Service Class      Service Class      Class S Shares
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................         74                 56                 55
Units Redeemed........................................         --                 (1)                --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         74                 55                 55
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        248                127                130
Units Redeemed........................................         (1)                --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        247                127                130
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        202                118                132
Units Redeemed........................................         (1)                (1)                --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        201                117                132
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................          6                  6                  2
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................          6                  6                  2
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        114                 61                 41
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        114                 61                 41
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(c) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                             JANUS ASPEN
      DREYFUS IP                                                            JANUS ASPEN         SERIES
      TECHNOLOGY     FIDELITY(R) VIP   FIDELITY(R) VIP     FIDELITY(R)         SERIES         WORLDWIDE
       GROWTH--      CONTRAFUND(R)--   EQUITY-INCOME--    VIP MID CAP--      BALANCED--        GROWTH--
    SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE SHARES   SERVICE SHARES
    --------------   ---------------   ---------------   ---------------   --------------   --------------
         2003             2003              2003             2003(c)            2003             2003
    ------------------------------------------------------------------------------------------------------
         105               321               253               199              413              122
          (1)               (3)               (2)               --               (3)              (1)
         ---               ---               ---               ---              ---              ---
         104               318               251               199              410              121
         ===               ===               ===               ===              ===              ===
          --                --                --                --               --               --
          --                --                --                --               --               --
         ---               ---               ---               ---              ---              ---
          --                --                --                --               --               --
         ===               ===               ===               ===              ===              ===
         248               617               505               110              781              223
          (1)               (1)               (1)               (3)              (2)              --
         ---               ---               ---               ---              ---              ---
         247               616               504               107              779              223
         ===               ===               ===               ===              ===              ===
         230               469               424                95              726              196
          --                (2)               (3)               --               (4)              (1)
         ---               ---               ---               ---              ---              ---
         230               467               421                95              722              195
         ===               ===               ===               ===              ===              ===
           9                29                71                 4               42                2
          --                (1)               --                --               --               --
         ---               ---               ---               ---              ---              ---
           9                28                71                 4               42                2
         ===               ===               ===               ===              ===              ===
         112               219               261                44              388               88
          --                --                (1)               --               (1)              --
         ---               ---               ---               ---              ---              ---
         112               219               260                44              387               88
         ===               ===               ===               ===              ===              ===

--------------------------------------------------------------------------------



                                                          MFS(R) INVESTORS        MFS(R)               MFS(R)
                                                           TRUST SERIES--    RESEARCH SERIES--   UTILITIES SERIES--
                                                           SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                                                          ----------------   -----------------   ------------------
                                                                2003               2003                 2003
                                                          ---------------------------------------------------------
SERIES I POLICIES
Units Issued.............................................        12                  35                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        12                  35                  --
                                                                ===                 ===                 ===
SERIES II POLICIES
Units Issued.............................................        --                  --                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        --                  --                  --
                                                                ===                 ===                 ===
SERIES III POLICIES
Units Issued.............................................        32                  58                   7
Units Redeemed...........................................        (3)                 --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        29                  58                   7
                                                                ===                 ===                 ===
SERIES IV POLICIES
Units Issued.............................................        43                  43                   5
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net increase (decrease)................................        43                  43                   5
                                                                ===                 ===                 ===
SERIES V POLICIES
Units Issued.............................................         1                   1                   1
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................         1                   1                   1
                                                                ===                 ===                 ===
SERIES VI POLICIES
Units Issued.............................................        17                  25                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        17                  25                  --
                                                                ===                 ===                 ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



    NEUBERGER BERMAN                       VAN KAMPEN UIF
      AMT MID-CAP       T. ROWE PRICE         EMERGING
        GROWTH--        EQUITY INCOME     MARKETS EQUITY--
        CLASS S         PORTFOLIO--II         CLASS II
    ----------------   ----------------   ----------------
          2003               2003               2003
    ------------------------------------------------------
            1                228                 31
           --                 (4)                --
          ---                ---                ---
            1                224                 31
          ===                ===                ===
           --                 --                 --
           --                 --                 --
          ---                ---                ---
           --                 --                 --
          ===                ===                ===
           10                519                108
           --                 (1)                --
          ---                ---                ---
           10                518                108
          ===                ===                ===
           24                481                 53
           --                 (3)                --
          ---                ---                ---
           24                478                 53
          ===                ===                ===
            7                 85                 --
           --                 (1)                --
          ---                ---                ---
            7                 84                 --
          ===                ===                ===
            5                292                 22
           --                 --                 --
          ---                ---                ---
            5                292                 22
          ===                ===                ===

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2003, 2002, 2001, 2000, and 1999:


                                                                           MAINSTAY VP
                                                                       BOND--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $196,827   $216,196   $158,984   $ 85,728   $ 82,561
Units Outstanding..................................      12,616     14,282     11,339      6,588      6,871
Variable Accumulation Unit Value...................    $  15.60   $  15.14   $  14.02   $  13.01   $  12.02
Total Return.......................................        3.1%       8.0%       7.8%       8.3%      (2.9%)
Investment Income Ratio............................        3.7%       5.1%       6.4%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,536   $  2,094   $  1,100   $    167   $     --
Units Outstanding..................................         121        170         96         16         --
Variable Accumulation Unit Value...................    $  12.68   $  12.32   $  11.43   $  10.62   $     --
Total Return.......................................        2.9%       7.8%       7.6%       6.2%         --
Investment Income Ratio............................        3.3%       5.5%       6.1%

SERIES III POLICIES (c)
Net Assets.........................................    $ 64,492   $ 42,745   $  7,920   $    188   $     --
Units Outstanding..................................       5,189      3,538        706         18         --
Variable Accumulation Unit Value...................    $  12.43   $  12.08   $  11.21   $  10.43   $     --
Total Return.......................................        2.9%       7.7%       7.5%       4.3%         --
Investment Income Ratio............................        4.2%       8.5%      13.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 17,219   $  6,150   $     --   $     --   $     --
Units Outstanding..................................       1,552        571         --         --         --
Variable Accumulation Unit Value...................    $  11.10   $  10.77   $     --   $     --   $     --
Total Return.......................................        3.0%       7.7%         --         --         --
Investment Income Ratio............................        4.8%      18.9%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    356   $    137   $     --   $     --   $     --
Units Outstanding..................................          33         13         --         --         --
Variable Accumulation Unit Value...................    $  10.80   $  10.52   $     --   $     --   $     --
Total Return.......................................        2.6%       5.2%         --         --         --
Investment Income Ratio............................        4.5%      23.5%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                              MAINSTAY VP                                            MAINSTAY VP
                  CAPITAL APPRECIATION--INITIAL CLASS                              CASH MANAGEMENT
          ----------------------------------------------------   ----------------------------------------------------
            2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
          -----------------------------------------------------------------------------------------------------------
          $377,779   $330,249   $553,783   $748,887   $657,329   $163,925   $263,444   $260,067   $164,643   $294,243
            23,240     25,441     29,099     29,793     23,024    130,435    208,084    205,310    133,091    248,786
          $  16.26   $  12.98   $  19.03   $  25.14   $  28.55   $   1.26   $   1.27   $   1.27   $   1.24   $   1.18
             25.2%     (31.8%)    (24.3%)    (12.0%)     23.7%      (0.7%)     (0.1%)      2.4%       4.6%       3.4%
              0.2%       0.1%       0.1%                             0.7%       1.3%       3.6%

          $    976   $    847   $  1,333   $  1,171   $     --   $  3,796   $ 27,216   $ 16,214   $  4,180   $     --
               160        174        186        123         --      3,657     25,991     15,454      4,074         --
          $   6.11   $   4.88   $   7.17   $   9.48   $     --   $   1.04   $   1.05   $   1.05   $   1.03   $     --
             25.0%     (31.9%)    (24.4%)     (5.2%)        --      (0.9%)     (0.2%)      2.3%       2.6%         --
              0.2%       0.1%       0.1%                             0.7%       1.4%       3.4%

          $ 25,919   $ 13,383   $ 11,161   $  1,817   $     --   $ 50,236   $ 68,335   $ 31,624   $  2,635   $     --
             4,651      3,001      1,704        210         --     48,830     65,803     30,376      2,586         --
          $   5.57   $   4.46   $   6.55   $   8.67   $     --   $   1.03   $   1.04   $   1.04   $   1.02   $     --
             25.0%     (31.9%)    (24.5%)    (13.3%)        --      (0.9%)     (0.3%)      2.1%       1.9%         --
              0.3%       0.1%       0.2%                             0.7%       1.3%       3.0%

          $  8,812   $  2,958   $     --   $     --   $     --   $ 16,441   $  4,942   $     --   $     --   $     --
               943        396         --         --         --     16,593      4,949         --         --         --
          $   9.34   $   7.46   $     --   $     --   $     --   $   0.99   $   1.00   $     --   $     --   $     --
             25.2%     (25.4%)        --         --         --      (0.8%)     (0.1%)        --         --         --
              0.3%       0.5%         --                             0.6%       1.1%         --

          $     60   $     14   $     --   $     --   $     --   $  2,061   $    170   $     --   $     --   $     --
                 5          1         --         --         --      2,091        170         --         --         --
          $  11.47   $   9.20   $     --   $     --   $     --   $   0.99   $   1.00   $     --   $     --   $     --
             24.7%      (8.0%)        --         --         --      (1.2%)     (0.3%)        --         --         --
              0.3%       1.1%         --                             0.6%       1.0%         --

          $     --   $     --   $     --   $     --   $     --   $  2,868   $     --   $     --   $     --   $     --
                --         --         --         --         --      2,887         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $   0.99   $     --   $     --   $     --   $     --
                --         --         --         --         --      (0.7%)        --         --         --         --
                --         --         --                             0.6%         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                    CONVERTIBLE--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $169,402   $132,023   $144,131   $125,337   $ 65,034
Units Outstanding..................................      10,078      9,467      9,385      7,873      3,826
Variable Accumulation Unit Value...................    $  16.81   $  13.95   $  15.36   $  15.92   $  17.00
Total Return.......................................       20.5%      (9.2%)     (3.5%)     (6.3%)     40.0%
Investment Income Ratio............................        2.4%       2.7%       3.8%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,599   $  1,651   $  1,733   $  1,356   $     --
Units Outstanding..................................         168        209        199        150         --
Variable Accumulation Unit Value...................    $   9.50   $   7.89   $   8.71   $   9.04   $     --
Total Return.......................................       20.4%      (9.3%)     (3.7%)     (9.6%)        --
Investment Income Ratio............................        2.0%       2.6%       3.9%

SERIES III POLICIES (c)
Net Assets.........................................    $ 41,469   $ 20,475   $  9,385   $    703   $     --
Units Outstanding..................................       4,559      2,708      1,125         81         --
Variable Accumulation Unit Value...................    $   9.10   $   7.56   $   8.34   $   8.67   $     --
Total Return.......................................       20.3%      (9.4%)     (3.8%)     (1.3%)        --
Investment Income Ratio............................        2.8%       4.0%       7.5%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 12,094   $  3,675   $     --   $     --   $     --
Units Outstanding..................................       1,083        396         --         --         --
Variable Accumulation Unit Value...................    $  11.17   $   9.27   $     --   $     --   $     --
Total Return.......................................       20.5%      (7.3%)        --         --         --
Investment Income Ratio............................        3.0%      11.7%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    193   $     13   $     --   $     --   $     --
Units Outstanding..................................          15          1         --         --         --
Variable Accumulation Unit Value...................    $  12.44   $  10.37   $     --   $     --   $     --
Total Return.......................................       20.0%       3.7%         --         --         --
Investment Income Ratio............................        4.1%      14.2%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


             MAINSTAY VP
                EQUITY                                   MAINSTAY VP
        INCOME--INITIAL CLASS                     GOVERNMENT--INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $ 65,297   $ 44,528   $ 17,502   $169,701   $230,480   $115,641   $ 59,775   $ 60,001
       6,201      5,378      1,781     11,183     15,260      8,293      4,508      5,008
    $  10.53   $   8.28   $   9.83   $  15.17   $  15.10   $  13.94   $  13.26   $  11.98
       27.2%     (15.8%)     (1.7%)      0.5%       8.3%       5.1%      10.7%      (3.1%)
        1.1%       1.3%       1.6%       3.6%       4.1%       5.4%

    $    678   $    549   $    109   $  1,957   $  3,456   $  1,420   $    281   $     --
          65         67         11        162        287        128         27         --
    $  10.45   $   8.23   $   9.78   $  12.07   $  12.04   $  11.13   $  10.60   $     --
       27.0%     (15.9%)     (2.2%)      0.3%       8.2%       5.0%       6.0%         --
        1.0%       1.6%       2.4%       2.9%       4.5%       5.5%

    $ 30,861   $ 15,132   $  1,409   $ 59,899   $ 45,740   $  8,792   $     47   $     --
       2,903      1,806        141      5,017      3,842        798          5         --
    $  10.63   $   8.38   $   9.96   $  11.94   $  11.91   $  11.01   $  10.49   $     --
       26.9%     (15.9%)     (0.4%)      0.3%       8.1%       5.0%       5.0%         --
        1.2%       2.1%       3.2%       4.2%       6.0%      10.7%

    $ 11,463   $  3,414   $     --   $ 17,692   $  9,291   $     --   $     --   $     --
       1,114        422         --      1,641        865         --         --         --
    $  10.29   $   8.09   $     --   $  10.78   $  10.74   $     --   $     --   $     --
       27.1%     (19.1%)        --       0.4%       7.4%         --         --         --
        1.3%       3.9%         --       4.4%      13.1%         --

    $    302   $    113   $     --   $    508   $    168   $     --   $     --   $     --
          29         14         --         48         16         --         --         --
    $  10.37   $   8.19   $     --   $  10.52   $  10.52   $     --   $     --   $     --
       26.6%     (18.1%)        --         --       5.2%         --         --         --
        1.2%       3.5%         --       5.0%      15.1%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                   GROWTH EQUITY--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $278,265   $244,017   $359,198   $419,759   $317,273
Units Outstanding..................................      13,689     14,959     16,447     15,714     11,321
Variable Accumulation Unit Value...................    $  20.33   $  16.31   $  21.84   $  26.71   $  28.02
Total Return.......................................       24.6%     (25.3%)    (18.2%)     (4.7%)     28.2%
Investment Income Ratio............................        1.0%       0.9%       0.7%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,077   $  1,249   $  1,763   $  1,300   $     --
Units Outstanding..................................         152        219        230        139         --
Variable Accumulation Unit Value...................    $   7.10   $   5.71   $   7.65   $   9.37   $     --
Total Return.......................................       24.4%     (25.4%)    (18.4%)     (6.3%)        --
Investment Income Ratio............................        0.9%       0.9%       0.7%

SERIES III POLICIES (c)
Net Assets.........................................    $ 31,601   $ 21,125   $ 15,827   $  1,542   $     --
Units Outstanding..................................       4,424      3,678      2,054        163         --
Variable Accumulation Unit Value...................    $   7.14   $   5.74   $   7.70   $   9.44   $     --
Total Return.......................................       24.4%     (25.5%)    (18.4%)     (5.6%)        --
Investment Income Ratio............................        1.2%       1.2%       1.4%

SERIES IV POLICIES (d)
Net Assets.........................................    $  8,754   $  2,967   $     --   $     --   $     --
Units Outstanding..................................         870        367         --         --         --
Variable Accumulation Unit Value...................    $  10.07   $   8.08   $     --   $     --   $     --
Total Return.......................................       24.6%     (19.2%)        --         --         --
Investment Income Ratio............................        1.3%       4.6%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    247   $     19   $     --   $     --   $     --
Units Outstanding..................................          22          2         --         --         --
Variable Accumulation Unit Value...................    $  11.37   $   9.16   $     --   $     --   $     --
Total Return.......................................       24.1%      (8.4%)        --         --         --
Investment Income Ratio............................        1.6%       6.0%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
               CORPORATE BOND--INITIAL CLASS                          INDEXED EQUITY--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $617,551   $417,268   $426,004   $374,764   $400,993   $535,415   $447,495   $647,391   $755,167   $684,701
      30,240     27,478     28,228     25,693     25,509     25,814     27,274     30,265     30,595     24,805
    $  20.42   $  15.19   $  15.09   $  14.59   $  15.72   $  20.74   $  16.41   $  21.39   $  24.68   $  27.60
       34.5%       0.6%       3.4%      (7.2%)     11.3%      26.4%     (23.3%)    (13.3%)    (10.6%)     19.0%
        8.0%      10.4%      12.1%                             1.4%       1.2%       1.0%

    $  4,851   $  2,462   $  1,428   $    793   $     --   $  1,788   $  1,559   $  1,826   $  1,266   $     --
         375        255        149         85         --        227        250        224        135         --
    $  12.95   $   9.65   $   9.60   $   9.29   $     --   $   7.87   $   6.23   $   8.14   $   9.40   $     --
       34.3%       0.5%       3.3%      (7.1%)        --      26.2%     (23.4%)    (13.4%)     (6.0%)        --
        9.3%      15.7%      14.2%                             1.3%       1.4%       1.1%

    $118,930   $ 43,111   $ 15,118   $    498   $     --   $ 70,812   $ 37,642   $ 16,799   $  1,988   $     --
       9,345      4,546      1,601         54         --      9,253      6,206      2,120        217         --
    $  12.73   $   9.48   $   9.44   $   9.15   $     --   $   7.65   $   6.07   $   7.92   $   9.16   $     --
       34.2%       0.4%       3.2%      (8.5%)        --      26.2%     (23.5%)    (13.5%)     (8.4%)        --
        9.3%      17.1%      28.7%                             1.6%       1.8%       2.3%

    $ 35,842   $  7,503   $     --   $     --   $     --   $ 19,067   $  5,417   $     --   $     --   $     --
       2,759        776         --         --         --      1,839        660         --         --         --
    $  12.99   $   9.67   $     --   $     --   $     --   $  10.37   $   8.20   $     --   $     --   $     --
       34.4%      (3.3%)        --         --         --      26.4%     (18.0%)        --         --         --
       10.4%      44.0%         --                             1.8%       6.1%         --

    $  1,542   $     66   $     --   $     --   $     --   $    264   $     76   $     --   $     --   $     --
         112          6         --         --         --         21          8         --         --         --
    $  13.75   $  10.27   $     --   $     --   $     --   $  12.39   $   9.84   $     --   $     --   $     --
       33.9%       2.7%         --         --         --      25.8%      (1.6%)        --         --         --
       11.9%      50.4%         --                             1.7%       8.6%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                               INTERNATIONAL EQUITY--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 34,845   $ 23,569   $ 19,878   $ 23,737   $ 22,729
Units Outstanding..................................       2,229      1,933      1,537      1,556      1,204
Variable Accumulation Unit Value...................    $  15.63   $  12.19   $  12.94   $  15.26   $  18.88
Total Return.......................................       28.2%      (5.7%)    (15.2%)    (19.2%)     26.3%
Investment Income Ratio............................        2.1%       1.5%       1.4%

SERIES II POLICIES (b)
Net Assets.........................................    $    425   $    257   $    254   $    169   $     --
Units Outstanding..................................          45         34         32         18         --
Variable Accumulation Unit Value...................    $   9.54   $   7.45   $   7.92   $   9.35   $     --
Total Return.......................................       28.0%      (5.9%)    (15.3%)     (6.5%)        --
Investment Income Ratio............................        0.4%       0.2%       0.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 10,625   $  3,599   $  1,063   $    111   $     --
Units Outstanding..................................       1,110        481        134         12         --
Variable Accumulation Unit Value...................    $   9.57   $   7.48   $   7.95   $   9.40   $     --
Total Return.......................................       27.9%      (5.9%)    (15.4%)     (6.0%)        --
Investment Income Ratio............................        2.3%       2.5%       1.8%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,285   $    707   $     --   $     --   $     --
Units Outstanding..................................         291         80         --         --         --
Variable Accumulation Unit Value...................    $  11.30   $   8.82   $     --   $     --   $     --
Total Return.......................................       28.1%     (11.8%)        --         --         --
Investment Income Ratio............................        2.6%       5.9%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     62   $     14   $     --   $     --   $     --
Units Outstanding..................................           5          1         --         --         --
Variable Accumulation Unit Value...................    $  12.49   $   9.79   $     --   $     --   $     --
Total Return.......................................       27.6%      (2.1%)        --         --         --
Investment Income Ratio............................        2.1%       6.6%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


             MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
               MID CAP                         MID CAP                        SMALL CAP
         CORE--INITIAL CLASS            GROWTH--INITIAL CLASS           GROWTH--INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
     2003       2002       2001      2003       2002       2001      2003       2002       2001
    ---------------------------------------------------------------------------------------------
    $24,078   $ 15,024   $  6,859   $36,546   $ 11,317   $  7,773   $40,155   $ 17,889   $ 12,197
      2,245      1,872        734     3,998      1,768        855     4,177      2,600      1,286
    $ 10.73   $   8.03   $   9.35   $  9.14   $   6.40   $   9.09   $  9.61   $   6.88   $   9.48
      33.6%     (14.1%)     (6.5%)    42.8%     (29.6%)     (9.1%)    39.7%     (27.4%)     (5.2%)
       0.5%       0.4%       0.4%        --         --         --        --         --         --

    $   170   $     69   $     --   $   198   $    142   $     55   $   426   $    267   $    268
         15          8         --        17         17          5        43         38         28
    $ 11.57   $   8.67   $     --   $ 11.68   $   8.19   $  11.65   $  9.86   $   7.07   $   9.76
      33.4%     (13.3%)        --     42.6%     (29.7%)     16.5%     39.5%     (27.5%)     (2.4%)
       0.5%       0.5%         --        --         --         --        --         --         --

    $11,573   $  3,510   $    241   $17,706   $  3,961   $    365   $17,970   $  5,362   $    786
      1,040        420         25     1,901        606         39     1,879        782         83
    $ 11.13   $   8.35   $   9.74   $  9.32   $   6.54   $   9.30   $  9.56   $   6.86   $   9.47
      33.3%     (14.3%)     (2.6%)    42.5%     (29.7%)     (7.0%)    39.4%     (27.6%)     (5.3%)
       0.6%       0.7%       1.3%        --         --         --        --         --         --

    $ 4,278   $  1,240   $     --   $ 5,924   $  1,392   $     --   $ 7,514   $  1,798   $     --
        393        152         --       592        199         --       726        243         --
    $ 10.88   $   8.14   $     --   $ 10.01   $   7.01   $     --   $ 10.35   $   7.41   $     --
      33.5%     (18.6%)        --     42.7%     (29.9%)        --     39.7%     (25.9%)        --
       0.5%       1.0%         --        --         --         --        --         --         --

    $    45   $     10   $     --   $   107   $     15   $     --   $   126   $     14   $     --
          4          1         --         7          2         --        11          2         --
    $ 12.90   $   9.70   $     --   $ 14.50   $  10.20   $     --   $ 11.55   $   8.31   $     --
      33.0%      (3.0%)        --     42.1%       2.0%         --     39.1%     (16.9%)        --
       0.6%       1.1%         --        --         --         --        --         --         --

    $    --   $     --   $     --   $    --   $     --   $     --   $    --   $     --   $     --
         --         --         --        --         --         --        --         --         --
    $    --   $     --   $     --   $    --   $     --   $     --   $    --   $     --   $     --
         --         --         --        --         --         --        --         --         --
         --         --         --        --         --         --        --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                   Total Return--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $233,917   $213,473   $296,704   $338,661   $305,978
Units Outstanding..................................      13,754     14,813     16,939     17,027     14,509
Variable Accumulation Unit Value...................    $  17.01   $  14.41   $  17.52   $  19.89   $  21.09
Total Return.......................................       18.0%     (17.7%)    (11.9%)     (5.7%)     15.4%
Investment Income Ratio............................        1.9%       2.3%       2.5%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,895   $  1,847   $  2,444   $  2,730   $     --
Units Outstanding..................................         242        278        302        297         --
Variable Accumulation Unit Value...................    $   7.83   $   6.64   $   8.09   $   9.20   $     --
Total Return.......................................       17.8%     (17.8%)    (12.1%)     (8.0%)        --
Investment Income Ratio............................        1.7%       2.4%       3.1%

SERIES III POLICIES (c)
Net Assets.........................................    $ 21,510   $ 11,221   $  5,557   $    495   $     --
Units Outstanding..................................       2,868      1,762        717         56         --
Variable Accumulation Unit Value...................    $   7.50   $   6.37   $   7.75   $   8.82   $     --
Total Return.......................................       17.8%     (17.9%)    (12.1%)    (11.8%)        --
Investment Income Ratio............................        2.3%       3.6%       5.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $  6,662   $  2,063   $     --   $     --   $     --
Units Outstanding..................................         647        236         --         --         --
Variable Accumulation Unit Value...................    $  10.29   $   8.73   $     --   $     --   $     --
Total Return.......................................       18.0%     (12.7%)        --         --         --
Investment Income Ratio............................        2.6%      11.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    305   $     12   $     --   $     --   $     --
Units Outstanding..................................          26          1         --         --         --
Variable Accumulation Unit Value...................    $  11.67   $   9.93   $     --   $     --   $     --
Total Return.......................................       17.5%      (0.7%)        --         --         --
Investment Income Ratio............................        3.1%      23.1%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                               MAINSTAY VP
                        MAINSTAY VP                                          AMERICAN CENTURY
                    VALUE--INITIAL CLASS                              INCOME & GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $202,324   $169,824   $213,977   $168,711   $165,397   $ 44,045   $ 43,336   $ 55,929   $ 60,445   $ 50,328
      11,104     11,706     11,482      8,963      9,782      4,374      5,461      5,593      5,454      3,997
    $  18.22   $  14.51   $  18.64   $  18.82   $  16.91   $  10.07   $   7.94   $  10.00   $  11.08   $  12.59
       25.6%     (22.2%)     (1.0%)     11.3%       7.3%      26.9%     (20.6%)     (9.8%)    (12.0%)     16.0%
        1.6%       1.4%       1.6%                             1.4%       1.1%       0.8%

    $  1,072   $    903   $    802   $    239   $     --   $    309   $    213   $     71   $    154   $     --
         101        106         73         22         --         37         32          9         17         --
    $  10.64   $   8.49   $  10.92   $  11.04   $     --   $   8.33   $   6.57   $   8.29   $   9.21   $     --
       25.4%     (22.3%)     (1.1%)     10.4%         --      26.7%     (20.8%)    (10.0%)     (7.9%)        --
        1.6%       1.5%       2.2%                             1.6%       1.8%       0.9%

    $ 36,811   $ 22,026   $ 10,836   $     69   $     --   $  7,574   $  3,274   $  1,388   $    218   $     --
       3,619      2,714      1,037          7         --        927        507        170         24         --
    $  10.17   $   8.11   $  10.44   $  10.57   $     --   $   8.17   $   6.45   $   8.15   $   9.05   $     --
       25.4%     (22.3%)     (1.2%)      5.7%         --      26.7%     (20.8%)     (9.9%)     (9.5%)        --
        1.8%       2.1%       3.9%                             1.8%       1.7%       1.6%

    $ 11,041   $  3,870   $     --   $     --   $     --   $  2,018   $    529   $     --   $     --   $     --
       1,147        505         --         --         --        195         65         --         --         --
    $   9.63   $   7.67   $     --   $     --   $     --   $  10.34   $   8.15   $     --   $     --   $     --
       25.5%     (23.3%)        --         --         --      26.8%     (18.5%)        --         --         --
        1.9%       6.1%         --                             1.9%       6.2%         --

    $    230   $     50   $     --   $     --   $     --   $      1   $     --   $     --   $     --   $     --
          22          6         --         --         --         --         --         --         --         --
    $  10.43   $   8.34   $     --   $     --   $     --   $  11.44   $     --   $     --   $     --   $     --
       25.0%     (16.6%)        --         --         --      14.4%         --         --         --         --
        2.0%       8.9%         --                             4.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                             Dreyfus
                                                                Large Company Value--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 34,701   $ 34,818   $ 44,680   $ 37,822   $ 25,701
Units Outstanding..................................       3,407      4,314      4,211      3,356      2,397
Variable Accumulation Unit Value...................    $  10.18   $   8.07   $  10.61   $  11.27   $  10.72
Total Return.......................................       26.2%     (23.9%)     (5.9%)      5.1%       5.2%
Investment Income Ratio............................        0.8%       0.6%       0.8%

SERIES II POLICIES (b)
Net Assets.........................................    $    374   $    309   $    336   $    178   $     --
Units Outstanding..................................          40         41         34         17         --
Variable Accumulation Unit Value...................    $   9.43   $   7.49   $   9.86   $  10.49   $     --
Total Return.......................................       26.0%     (24.0%)     (6.0%)      4.9%         --
Investment Income Ratio............................        0.8%       0.6%       0.8%

SERIES III POLICIES (c)
Net Assets.........................................    $ 11,630   $  5,637   $  4,231   $    147   $     --
Units Outstanding..................................       1,249        762        434         14         --
Variable Accumulation Unit Value...................    $   9.31   $   7.40   $   9.74   $  10.37   $     --
Total Return.......................................       25.9%     (24.1%)     (6.1%)      3.7%         --
Investment Income Ratio............................        1.0%       0.8%       1.8%

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,835   $    810   $     --   $     --   $     --
Units Outstanding..................................         281        101         --         --         --
Variable Accumulation Unit Value...................    $  10.07   $   7.99   $     --   $     --   $     --
Total Return.......................................       26.1%     (20.1%)        --         --         --
Investment Income Ratio............................        1.1%       2.5%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     46   $     --   $     --   $     --   $     --
Units Outstanding..................................           3         --         --         --         --
Variable Accumulation Unit Value...................    $  13.28   $     --   $     --   $     --   $     --
Total Return.......................................       32.8%         --         --         --         --
Investment Income Ratio............................        1.8%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        MAINSTAY VP                                            MAINSTAY VP
                        EAGLE ASSET                                            LORD ABBETT
                         MANAGEMENT                                             DEVELOPING
                GROWTH EQUITY--INITIAL CLASS                              GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $ 97,271   $ 82,525   $132,751   $157,719   $ 52,015   $ 25,669   $ 17,566   $ 25,662   $ 29,808   $ 27,072
       7,818      8,375      9,537      9,323      2,730      3,094      2,893      2,959      3,141      2,276
    $  12.44   $   9.85   $  13.92   $  16.92   $  19.06   $   8.30   $   6.07   $   8.67   $   9.49   $  11.89
       26.3%     (29.2%)    (17.7%)    (11.2%)     63.2%      36.6%     (30.0%)     (8.6%)    (20.2%)     30.4%
        0.2%       0.1%         --                               --         --         --

    $    633   $    479   $    537   $    528   $     --   $    225   $    109   $     52   $     85   $     --
          91         87         69         55         --         28         19          6          9         --
    $   6.96   $   5.52   $   7.81   $   9.51   $     --   $   7.95   $   5.83   $   8.33   $   9.13   $     --
       26.1%     (29.3%)    (17.9%)     (4.9%)        --      36.4%     (30.1%)     (8.8%)     (8.7%)        --
        0.2%       0.1%         --                               --         --         --

    $ 16,377   $  8,998   $  9,015   $  1,686   $     --   $  5,667   $  1,601   $    906   $     40   $     --
       2,754      1,907      1,350        207         --        710        273        108          4         --
    $   5.95   $   4.72   $   6.68   $   8.13   $     --   $   7.99   $   5.86   $   8.38   $   9.19   $     --
       26.0%     (29.4%)    (17.8%)    (18.7%)        --      36.3%     (30.1%)     (8.8%)     (8.1%)        --
        0.2%       0.1%         --                               --         --         --

    $  3,610   $  1,117   $     --   $     --   $     --   $  1,394   $    321   $     --   $     --   $     --
         362        141         --         --         --        132         42         --         --         --
    $   9.97   $   7.90   $     --   $     --   $     --   $  10.54   $   7.72   $     --   $     --   $     --
       26.2%     (21.0%)        --         --         --      36.5%     (22.8%)        --         --         --
        0.2%       0.3%         --                               --         --         --

    $     48   $     --   $     --   $     --   $     --   $      8   $     --   $     --   $     --   $     --
           4         --         --         --         --          1         --         --         --         --
    $  12.08   $   9.60   $     --   $     --   $     --   $  13.13   $     --   $     --   $     --   $     --
       25.8%      (4.0%)        --         --         --      31.3%         --         --         --         --
        0.3%         --         --                               --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             Alger
                                                                            American
                                                                             Small
                                                                 Capitalization--Class O Shares
                                                       --------------------------------------------------
                                                        2003       2002       2001       2000      1999
                                                       --------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $60,347   $ 44,207   $ 66,445   $ 93,083   $51,860
Units Outstanding..................................      6,994      7,192      7,864      7,657     3,063
Variable Accumulation Unit Value...................    $  8.63   $   6.15   $   8.45   $  12.16   $ 16.93
Total Return.......................................      40.4%     (27.3%)    (30.5%)    (28.2%)    41.4%
Investment Income Ratio............................         --         --       0.1%

SERIES II POLICIES (b)
Net Assets.........................................    $   418   $    417   $    514   $    588   $    --
Units Outstanding..................................         69         97         87         69        --
Variable Accumulation Unit Value...................    $  6.05   $   4.31   $   5.94   $   8.56   $    --
Total Return.......................................      40.2%     (27.4%)    (30.6%)    (14.4%)       --
Investment Income Ratio............................         --         --         --

SERIES III POLICIES (c)
Net Assets.........................................    $10,455   $  5,200   $  5,162   $  1,125   $    --
Units Outstanding..................................      1,865      1,299        936        142        --
Variable Accumulation Unit Value...................    $  5.61   $   4.00   $   5.51   $   7.95   $    --
Total Return.......................................      40.1%     (27.4%)    (30.7%)    (20.5%)       --
Investment Income Ratio............................         --         --         --

SERIES IV POLICIES (d)
Net Assets.........................................    $ 2,010   $    376   $     --   $     --   $    --
Units Outstanding..................................        175         46         --         --        --
Variable Accumulation Unit Value...................    $ 11.49   $   8.19   $     --   $     --   $    --
Total Return.......................................      40.3%     (18.1%)        --         --        --
Investment Income Ratio............................         --         --         --

SERIES V POLICIES (e)
Net Assets.........................................    $    54   $     --   $     --   $     --   $    --
Units Outstanding..................................          4         --         --         --        --
Variable Accumulation Unit Value...................    $ 13.52   $     --   $     --   $     --   $    --
Total Return.......................................      35.2%         --         --         --        --
Investment Income Ratio............................         --         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $    --   $     --   $     --   $     --   $    --
Units Outstanding..................................         --         --         --         --        --
Variable Accumulation Unit Value...................    $    --   $     --   $     --   $     --   $    --
Total Return.......................................         --         --         --         --        --
Investment Income Ratio............................         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                     AMSOUTH                          AMSOUTH                          AMSOUTH
                     ENHANCED                      INTERNATIONAL                        LARGE
                   MARKET FUND                      EQUITY FUND                        CAP FUND
          ------------------------------   ------------------------------   ------------------------------
            2003       2002       2001       2003       2002       2001       2003       2002       2001
          ------------------------------------------------------------------------------------------------
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $  2,415   $  1,562   $  1,112   $    361   $    139   $    116   $  3,889   $  2,526   $  1,883
               293        239        127         36         21         14        478        385        216
          $   8.24   $   6.53   $   8.75   $  10.16   $   6.71   $   8.16   $   8.13   $   6.57   $   8.72
             26.2%      25.4%     (12.5%)     51.3%     (17.7%)    (18.4%)     23.8%     (24.7%)    (12.8%)
              0.8%       0.5%       0.1%       0.9%       0.3%         --       0.2%       0.2%         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $    133   $     --   $     --   $     32   $     --   $     --   $    134   $     --   $     --
                12         --         --          3         --         --         12         --         --
          $  11.29   $     --   $     --   $  12.59   $     --   $     --   $  10.99   $     --   $     --
             12.9%         --         --      25.9%         --         --       9.9%         --         --
              1.1%         --         --       3.1%         --         --       0.4%         --         --


                     AMSOUTH
                   MID CAP FUND
          ------------------------------
            2003       2002       2001
          ------------------------------
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $  1,412   $    826   $    515
               189        146         70
          $   7.48   $   5.66   $   7.38
             32.0%     (23.2%)    (26.2%)
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     86   $     --   $     --
                 7         --         --
          $  11.78   $     --   $     --
             17.8%         --         --
                --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                             CALVERT
                                                                              SOCIAL
                                                                             BALANCED
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 27,683   $ 23,139   $ 27,380   $ 26,540   $ 18,487
Units Outstanding..................................       1,655      1,627      1,668      1,484        987
Variable Accumulation Unit Value...................    $  16.73   $  14.22   $  16.41   $  17.89   $  18.72
Total Return.......................................       17.7%     (13.4%)     (8.3%)     (4.5%)     10.7%
Investment Income Ratio............................        2.0%       2.7%       3.9%

SERIES II POLICIES (b)
Net Assets.........................................    $    125   $    111   $     98   $    103   $     --
Units Outstanding..................................          14         15         11         11         --
Variable Accumulation Unit Value...................    $   8.71   $   7.42   $   8.57   $   9.36   $     --
Total Return.......................................       17.5%     (13.5%)     (8.4%)     (6.4%)        --
Investment Income Ratio............................        1.8%       3.1%       3.6%

SERIES III POLICIES (c)
Net Assets.........................................    $  8,419   $  3,779   $  1,957   $    177   $     --
Units Outstanding..................................         995        524        235         19         --
Variable Accumulation Unit Value...................    $   8.46   $   7.21   $   8.34   $   9.10   $     --
Total Return.......................................       17.4%     (13.5%)     (8.4%)     (9.0%)        --
Investment Income Ratio............................        2.6%       4.1%       7.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,279   $    352   $     --   $     --   $     --
Units Outstanding..................................         210         38         --         --         --
Variable Accumulation Unit Value...................    $  10.85   $   9.23   $     --   $     --   $     --
Total Return.......................................       17.6%      (7.7%)        --         --         --
Investment Income Ratio............................        3.5%      10.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     70   $      5   $     --   $     --   $     --
Units Outstanding..................................           6          1         --         --         --
Variable Accumulation Unit Value...................    $  11.81   $  10.08   $     --   $     --   $     --
Total Return.......................................       17.1%       0.8%         --         --         --
Investment Income Ratio............................        4.6%      24.6%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $    469   $     --   $     --   $     --   $     --
Units Outstanding..................................          43         --         --         --         --
Variable Accumulation Unit Value...................    $  10.80   $     --   $     --   $     --   $     --
Total Return.......................................        8.0%         --         --         --         --
Investment Income Ratio............................        7.3%         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

              DREYFUS IP                                 FIDELITY(R)
              TECHNOLOGY                                     VIP
               GROWTH--                                CONTRAFUND(R)--
            INITIAL SHARES                              INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $ 17,740   $  4,790   $  3,197   $291,995   $238,091   $279,422   $319,564   $245,305
       2,027        815        325     15,836     16,358     17,160     16,983     12,004
    $   8.75   $   5.88   $   9.84   $  18.44   $  14.56   $  16.28   $  18.82   $  20.44
       48.9%     (40.3%)     (1.6%)     26.7%     (10.6%)    (13.5%)     (7.9%)     22.5%
          --         --         --       0.5%       0.8%       0.8%

    $    182   $    156   $     23   $  1,321   $    981   $    883   $    452   $     --
          17         22          2        136        128        103         46         --
    $  10.67   $   7.18   $  12.03   $   9.69   $   7.66   $   8.58   $   9.93   $     --
       48.6%     (40.3%)     20.3%      26.5%     (10.7%)    (13.6%)     (0.7%)        --
          --         --         --       0.4%       0.8%       0.6%

    $ 10,676   $  2,060   $    587   $ 41,757   $ 19,347   $  9,054   $  1,410   $     --
       1,201        344         58      4,484      2,627      1,097        147         --
    $   8.89   $   5.98   $  10.03   $   9.31   $   7.37   $   8.26   $   9.56   $     --
       48.6%     (40.4%)      0.3%      26.4%     (10.8%)    (13.6%)     (4.4%)        --
          --         --         --       0.3%       0.6%       0.3%

    $  2,206   $    367   $     --   $ 11,685   $  3,664   $     --   $     --   $     --
         207         51         --      1,070        425         --         --         --
    $  10.65   $   7.16   $     --   $  10.93   $   8.63   $     --   $     --   $     --
       48.8%     (28.4%)        --      26.6%     (13.7%)        --         --         --
          --         --         --       0.3%         --         --

    $     32   $     --   $     --   $    398   $     53   $     --   $     --   $     --
           2         --         --         31          5         --         --         --
    $  14.17   $     --   $     --   $  12.99   $  10.30   $     --   $     --   $     --
       41.7%         --         --      26.1%       3.0%         --         --         --
          --         --         --       0.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         FIDELITY(R)
                                                                             VIP
                                                                       Equity-Income--
                                                                        Initial Class
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $179,594   $144,348   $175,541   $158,987   $123,982
Units Outstanding..................................    11,179     11,548     11,501      9,762      8,139
Variable Accumulation Unit Value...................  $  16.07   $  12.50   $  15.26   $  16.29   $  15.23
Total Return.......................................     28.5%     (18.1%)     (6.3%)      6.9%       4.9%
Investment Income Ratio............................      1.8%       1.7%       1.6%

SERIES II POLICIES (b)
Net Assets.........................................  $    877   $    626   $    529   $    286   $     --
Units Outstanding..................................        84         77         53         27         --
Variable Accumulation Unit Value...................  $  10.46   $   8.15   $   9.97   $  10.65   $     --
Total Return.......................................     28.3%     (18.2%)     (6.4%)      6.5%         --
Investment Income Ratio............................      1.8%       1.5%       1.2%

SERIES III POLICIES (c)
Net Assets.........................................  $ 36,552   $ 20,493   $ 12,157   $    275   $     --
Units Outstanding..................................     3,548      2,552      1,237         26         --
Variable Accumulation Unit Value...................  $  10.30   $   8.03   $   9.83   $  10.51   $     --
Total Return.......................................     28.3%     (18.3%)     (6.5%)      5.1%         --
Investment Income Ratio............................      1.5%       1.3%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................  $  8,099   $  2,204   $     --   $     --   $     --
Units Outstanding..................................       773        270         --         --         --
Variable Accumulation Unit Value...................  $  10.47   $   8.15   $     --   $     --   $     --
Total Return.......................................     28.5%     (18.5%)        --         --         --
Investment Income Ratio............................      1.0%         --         --

SERIES V POLICIES (e)
Net Assets.........................................  $    370   $     72   $     --   $     --   $     --
Units Outstanding..................................        35          9         --         --         --
Variable Accumulation Unit Value...................  $  10.54   $   8.24   $     --   $     --   $     --
Total Return.......................................     27.9%     (17.6%)        --         --         --
Investment Income Ratio............................      1.0%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                               JANUS ASPEN
                        JANUS ASPEN                                               SERIES
                           SERIES                                               WORLDWIDE
               BALANCED--INSTITUTIONAL SHARES                          GROWTH--INSTITUTIONAL SHARES
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $541,659   $534,854   $607,299   $598,090   $338,125   $266,039   $250,712   $385,523   $506,390   $329,694
      28,250     31,372     32,862     30,425     16,575     18,103     20,859     23,563     23,672     12,816
    $  19.17   $  17.05   $  18.48   $  19.66   $  20.40   $  14.70   $  12.02   $  16.36   $  21.39   $  25.73
       12.5%      (7.7%)     (6.0%)     (3.6%)     25.0%      22.3%     (26.5%)    (23.5%)    (16.8%)     62.2%
        2.2%       2.4%       2.7%                             1.1%       0.9%       0.5%

    $  2,620   $  2,506   $  2,538   $  1,636   $     --   $  1,136   $  1,024   $  1,111   $  1,165   $     --
         264        283        264        160         --        181        199        159        127         --
    $   9.94   $   8.85   $   9.61   $  10.24   $     --   $   6.27   $   5.13   $   7.00   $   9.16   $     --
       12.3%      (7.9%)     (6.2%)      2.4%         --      22.1%     (26.6%)    (23.6%)     (8.4%)        --
        2.2%       2.5%       3.0%                             1.0%       0.7%       0.5%

    $ 79,154   $ 54,824   $ 26,039   $  2,842   $     --   $ 20,011   $ 13,227   $ 11,124   $  2,806   $     --
       8,458      6,575      2,875        294         --      3,479      2,806      1,730        333         --
    $   9.36   $   8.34   $   9.06   $   9.65   $     --   $   5.75   $   4.71   $   6.43   $   8.42   $     --
       12.2%      (7.9%)     (6.1%)     (3.5%)        --      22.0%     (26.7%)    (23.6%)    (15.8%)        --
        2.4%       3.1%       4.0%                             1.4%       1.0%       0.7%

    $ 21,004   $  8,129   $     --   $     --   $     --   $  6,275   $  2,078   $     --   $     --   $     --
       2,032        884         --         --         --        659        267         --         --         --
    $  10.33   $   9.19   $     --   $     --   $     --   $   9.52   $   7.79   $     --   $     --   $     --
       12.4%      (8.1%)        --         --         --      22.2%     (22.1%)        --         --         --
        2.6%       5.6%         --                             1.3%       2.5%         --

    $    513   $     82   $     --   $     --   $     --   $     84   $     --   $     --   $     --   $     --
          48          9         --         --         --          7         --         --         --         --
    $  10.72   $   9.57   $     --   $     --   $     --   $  12.13   $   9.96   $     --   $     --   $     --
       12.0%      (4.3%)        --         --         --      21.8%      (0.4%)        --         --         --
        2.9%       5.1%         --                             1.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                              MFS(R)
                                                                            INVESTORS
                                                                              TRUST
                                                                      SERIES--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 24,572   $ 22,189   $ 29,963   $ 29,503   $ 18,732
Units Outstanding..................................       2,885      3,138      3,303      2,695      1,685
Variable Accumulation Unit Value...................    $   8.52   $   7.07   $   9.07   $  10.95   $  11.12
Total Return.......................................       20.5%     (22.1%)    (17.2%)     (1.5%)      5.2%
Investment Income Ratio............................        0.7%       0.6%       0.5%

SERIES II POLICIES (b)
Net Assets.........................................    $    340   $    260   $    231   $    102   $     --
Units Outstanding..................................          45         41         29         11         --
Variable Accumulation Unit Value...................    $   7.55   $   6.28   $   8.07   $   9.75   $     --
Total Return.......................................       20.3%     (22.2%)    (17.2%)     (2.5%)        --
Investment Income Ratio............................        0.7%       0.5%       0.4%

SERIES III POLICIES (c)
Net Assets.........................................    $  5,795   $  4,309   $  4,146   $    305   $     --
Units Outstanding..................................         780        698        522         32         --
Variable Accumulation Unit Value...................    $   7.43   $   6.18   $   7.94   $   9.60   $     --
Total Return.......................................       20.2%     (22.2%)    (17.3%)     (4.0%)        --
Investment Income Ratio............................        0.6%       0.5%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $  1,236   $    463   $     --   $     --   $     --
Units Outstanding..................................         126         57         --         --         --
Variable Accumulation Unit Value...................    $   9.80   $   8.14   $     --   $     --   $     --
Total Return.......................................       20.4%     (18.6%)        --         --         --
Investment Income Ratio............................        0.6%         --         --

SERIES V POLICIES (e)
Net Assets.........................................    $     74   $     --   $     --   $     --   $     --
Units Outstanding..................................           6         --         --         --         --
Variable Accumulation Unit Value...................    $  12.46   $     --   $     --   $     --   $     --
Total Return.......................................       24.6%         --         --         --         --
Investment Income Ratio............................        0.3%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                                      NEUBERGER
                                                                                                        BERMAN
                           MFS(R)                                      MFS(R)                            AMT
                          RESEARCH                                   UTILITIES                         MID-CAP
                   SERIES--INITIAL CLASS                       SERIES--INITIAL CLASS               GROWTH--CLASS I
    ----------------------------------------------------   ------------------------------   ------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2003       2002       2001
    ----------------------------------------------------------------------------------------------------------------------
    $ 33,395   $ 29,511   $ 46,896   $ 50,417   $ 13,236   $    870   $    299   $    135   $  4,336   $  1,673   $    464
       3,779      4,107      4,857      4,054        999         97         45         15        511        249         48
    $   8.84   $   7.19   $   9.66   $  12.44   $  13.25   $   9.01   $   6.72   $   8.83   $   8.49   $   6.72   $   9.64
       23.0%     (25.6%)    (22.4%)     (6.2%)     22.3%      34.0%     (23.8%)    (11.7%)     26.3%     (30.3%)     (3.6%)
        0.7%       0.3%         --                             1.7%       2.4%         --         --         --         --

    $    307   $    270   $    376   $    586   $     --   $     16   $     10   $     --   $     69   $     26   $      1
          49         53         55         66         --          2          1         --          8          4         --
    $   6.27   $   5.10   $   6.87   $   8.86   $     --   $  10.62   $   7.93   $  10.43   $   8.75   $   6.94   $   9.98
       22.8%     (25.7%)    (22.5%)    (11.4%)        --      33.8%     (23.9%)      4.3%      26.1%     (30.4%)     (0.2%)
        0.7%       0.3%         --                             2.1%       0.3%         --         --         --         --

    $  6,172   $  4,401   $  5,269   $  1,516   $     --   $  1,138   $    390   $    258   $  3,204   $  1,192   $    184
       1,029        900        801        179         --        134         62         31        364        171         18
    $   6.00   $   4.89   $   6.58   $   8.49   $     --   $   8.49   $   6.35   $   8.35   $   8.81   $   6.99   $  10.05
       22.7%     (25.7%)    (22.5%)    (15.1%)        --      33.7%     (24.0%)    (16.5%)     26.0%     (30.5%)      0.5%
        0.6%       0.3%         --                             2.1%       3.0%         --         --         --         --

    $  1,035   $    357   $     --   $     --   $     --   $    104   $     41   $     --   $    619   $    156   $     --
         107         45         --         --         --          8          4         --         51         16         --
    $   9.69   $   7.89   $     --   $     --   $     --   $  13.64   $  10.18   $     --   $  12.22   $   9.68   $     --
       22.9%     (21.1%)        --         --         --      33.9%       1.8%         --      26.2%      (3.2%)        --
        0.6%         --         --                             2.2%         --         --         --         --         --

    $      8   $     --   $     --   $     --   $     --   $     15   $     --   $     --   $     82   $     --   $     --
           1         --         --         --         --          1         --         --          7         --         --
    $  11.82   $   9.65   $     --   $     --   $     --   $  12.22   $     --   $     --   $  11.85   $   9.42   $     --
       22.5%      (3.5%)        --         --         --      22.2%         --         --      25.8%      (5.8%)        --
        0.2%         --         --                               --         --         --         --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                          T. ROWE PRICE
                                                                              EQUITY
                                                                         INCOME PORTFOLIO
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $117,894   $ 89,634   $ 85,476   $ 42,484   $ 24,724
Units Outstanding..................................       9,625      9,056      7,398      3,679      2,387
Variable Accumulation Unit Value...................    $  12.25   $   9.90   $  11.55   $  11.55   $  10.36
Total Return.......................................       23.7%     (14.3%)        --      11.5%       2.3%
Investment Income Ratio............................        1.7%       1.7%       1.6%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,524   $  1,044   $    902   $    146   $     --
Units Outstanding..................................         130        110         81         13         --
Variable Accumulation Unit Value...................    $  11.70   $   9.47   $  11.07   $  11.08   $     --
Total Return.......................................       23.6%     (14.5%)        --      10.8%         --
Investment Income Ratio............................        1.7%       1.7%       1.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 41,615   $ 22,371   $  9,712   $     98   $     --
Units Outstanding..................................       3,633      2,412        895          9         --
Variable Accumulation Unit Value...................    $  11.45   $   9.27   $  10.85   $  10.86   $     --
Total Return.......................................       23.5%     (14.5%)        --       8.6%         --
Investment Income Ratio............................        1.8%       1.9%       1.9%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 11,020   $  3,453   $     --   $     --   $     --
Units Outstanding..................................       1,084        420         --         --         --
Variable Accumulation Unit Value...................    $  10.17   $   8.22   $     --   $     --   $     --
Total Return.......................................       23.7%     (17.8%)        --         --         --
Investment Income Ratio............................        1.9%       3.1%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    461   $    117   $     --   $     --   $     --
Units Outstanding..................................          45         14         --         --         --
Variable Accumulation Unit Value...................    $  10.36   $   8.41   $     --   $     --   $     --
Total Return.......................................       23.2%     (15.9%)        --         --         --
Investment Income Ratio............................        1.9%       2.7%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        VAN ECK                                         VAN KAMPEN
                       WORLDWIDE                                            UIF
                         HARD                                        EMERGING MARKETS
                        ASSETS                                        EQUITY--CLASS I
    -----------------------------------------------   -----------------------------------------------
     2003      2002      2001      2000      1999      2003      2002      2001      2000      1999
    -------------------------------------------------------------------------------------------------
    $10,239   $ 6,351   $ 3,510   $ 4,929   $ 2,066   $33,055   $22,764   $25,016   $28,721   $23,677
        805       714       378       469       216     3,161     3,213     3,172     3,358     1,659
    $ 12.72   $  8.89   $  9.28   $ 10.51   $  9.57   $ 10.46   $  7.09   $  7.89   $  8.55   $ 14.27
      43.1%     (4.2%)   (11.7%)     9.9%     19.3%     47.6%    (10.2%)    (7.7%)   (40.1%)    93.0%
       0.4%      0.5%      1.4%                            --        --        --

    $   190   $    49   $    29   $    25   $    --   $   697   $   109   $ 5,828   $    38   $    --
         15         6         3         2        --        92        21     1,019         6        --
    $ 12.62   $  8.83   $  9.24   $ 10.48   $    --   $  7.55   $  5.12   $  5.72   $  6.21   $    --
      42.8%     (4.3%)   (11.8%)     4.8%        --     47.4%    (10.4%)    (7.9%)   (37.9%)       --
       0.3%      0.3%      3.8%                            --        --        --

    $ 5,745   $ 2,229   $   238   $    53   $    --   $ 5,409   $ 2,432   $   594   $    54   $    --
        449       249        25         5        --       617       408        89         7        --
    $ 12.79   $  8.96   $  9.37   $ 10.63   $    --   $  8.77   $  5.96   $  6.64   $  7.22   $    --
      42.8%     (4.4%)   (11.9%)     6.3%        --     47.3%    (10.3%)    (8.0%)   (27.8%)       --
       0.4%      0.2%      1.1%                            --        --        --

    $ 1,461   $   326   $    --   $    --   $    --   $ 1,279   $   456   $    --   $    --   $    --
        121        39        --        --        --       110        58        --        --        --
    $ 12.04   $  8.42   $    --   $    --   $    --   $ 11.62   $  7.88   $    --   $    --   $    --
      43.0%    (15.8%)       --        --        --     47.5%    (21.2%)       --        --        --
       0.3%        --        --                            --        --        --

    $    63   $    --   $    --   $    --   $    --   $    19   $    --   $    --   $    --   $    --
          4        --        --        --        --         1        --        --        --        --
    $ 15.24   $    --   $    --   $    --   $    --   $ 14.95   $    --   $    --   $    --   $    --
      52.4%        --        --        --        --     49.5%        --        --        --        --
         --        --        --                            --        --        --

    $   348   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         26        --        --        --        --        --        --        --        --        --
    $ 13.42   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
      34.2%        --        --        --        --        --        --        --        --        --
         --        --        --                            --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $       2,929      $       2,760      $       3,817
Units Outstanding.....................................             296                248                347
Variable Accumulation Unit Value......................   $        9.91      $       11.15      $       10.99
Total Return..........................................           (0.9%)             11.5%               9.9%
Investment Income Ratio...............................           13.3%               0.5%               8.3%

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       6,344      $       5,334      $       7,798
Units Outstanding.....................................             640                474                707
Variable Accumulation Unit Value......................   $        9.91      $       11.26      $       11.03
Total Return..........................................           (0.9%)             12.6%              10.3%
Investment Income Ratio...............................           17.1%               0.6%               9.0%

SERIES IV POLICIES (d)
Net Assets............................................   $       5,867      $       4,522      $       7,040
Units Outstanding.....................................             592                406                644
Variable Accumulation Unit Value......................   $        9.92      $       11.14      $       10.94
Total Return..........................................           (0.8%)             11.4%               9.4%
Investment Income Ratio...............................           15.6%               0.5%               8.5%

SERIES V POLICIES (e)
Net Assets............................................   $         407      $          86      $         533
Units Outstanding.....................................              41                  8                 49
Variable Accumulation Unit Value......................   $        9.83      $       10.98      $       10.91
Total Return..........................................           (1.7%)              9.8%               9.1%
Investment Income Ratio...............................           14.8%               1.3%               9.5%

SERIES VI POLICIES (f)
Net Assets............................................   $       3,343      $       2,186      $       3,430
Units Outstanding.....................................             338                197                316
Variable Accumulation Unit Value......................   $        9.89      $       11.12      $       10.85
Total Return..........................................           (1.1%)             11.2%               8.5%
Investment Income Ratio...............................           14.5%               0.5%               9.2%

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                               MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--   INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $       2,399      $       2,651      $       1,842      $      10,501      $       6,828
               207                272                162                920                606
     $       11.60      $        9.75      $       11.40      $       11.41      $       11.26
             16.0%              (2.5%)             14.0%              14.1%              12.6%
              3.4%              14.3%               3.7%              26.0%               4.6%

     $          --      $          --      $          --      $          --      $          --
                --                 --                 --                 --                 --
     $          --      $          --      $          --      $          --      $          --
                --                 --                 --                 --                 --
                --                 --                 --                 --                 --

     $       6,443      $       4,087      $       3,094      $      28,302      $      13,604
               550                422                273              2,495              1,215
     $       11.72      $        9.69      $       11.34      $       11.35      $       11.20
             17.2%              (3.1%)             13.4%              13.5%              12.0%
              3.8%              18.2%               4.1%              30.0%               5.6%

     $       5,125      $       4,147      $       3,340      $      25,512      $      11,688
               442                425                293              2,224              1,038
     $       11.59      $        9.76      $       11.40      $       11.47      $       11.26
             15.9%              (2.4%)             14.0%              14.7%              12.6%
              3.5%              16.5%               3.4%              26.4%               4.6%

     $         122      $         421      $          38      $       2,901      $       1,344
                11                 43                  3                255                120
     $       11.51      $        9.74      $       11.32      $       11.36      $       11.24
             15.1%              (2.6%)             13.2%              13.6%              12.4%
              4.3%              14.0%               2.4%              27.0%               5.1%

     $       2,519      $       1,800      $       1,484      $       9,211      $       4.649
               218                185                130                809                414
     $       11.57      $        9.73      $       11.38      $       11.39      $       11.24
             15.7%              (2.7%)             13.8%              13.9%              12.4%
              3.8%              16.2%               3.4%              29.6%               5.0%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $       1,340      $       1,477      $       2,376
Units Outstanding.....................................             114                125                197
Variable Accumulation Unit Value......................   $       11.74      $       11.80      $       12.07
Total Return..........................................           17.4%              18.0%              20.7%
Investment Income Ratio...............................            6.9%               1.2%                 --

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       2,933      $       2,774      $       5,125
Units Outstanding.....................................             254                237                434
Variable Accumulation Unit Value......................   $       11.55      $       11.72      $       11.82
Total Return..........................................           15.5%              17.2%              18.2%
Investment Income Ratio...............................            8.0%               1.4%                 --

SERIES IV POLICIES (d)
Net Assets............................................   $       2,849      $       2,677      $       5,111
Units Outstanding.....................................             246                228                432
Variable Accumulation Unit Value......................   $       11.60      $       11.73      $       11.83
Total Return..........................................           16.0%              17.3%              18.3%
Investment Income Ratio...............................            6.6%               1.2%                 --

SERIES V POLICIES (e)
Net Assets............................................   $          78      $         183      $         186
Units Outstanding.....................................               7                 16                 16
Variable Accumulation Unit Value......................   $       11.28      $       11.78      $       11.61
Total Return..........................................           12.8%              17.8%              16.1%
Investment Income Ratio...............................           11.7%               3.0%                 --

SERIES VI POLICIES (f)
Net Assets............................................   $       1,381      $       1,319      $       2,941
Units Outstanding.....................................             121                113                244
Variable Accumulation Unit Value......................   $       11.37      $       11.64      $       12.05
Total Return..........................................           13.7%              16.4%              20.5%
Investment Income Ratio...............................            7.6%               1.4%                 --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
     $       2,355      $       1,835      $       2,572       $         503      $         821
               192                171                223                  45                 73
     $       12.24      $       10.73      $       11.55       $       11.07      $       11.32
             22.4%               7.3%              15.5%               10.7%              13.2%
                --               6.8%               5.3%                5.6%               2.7%

     $          --      $          --      $          --       $          --      $          --
                --                 --                 --                  --                 --
     $          --      $          --      $          --       $          --      $          --
                --                 --                 --                  --                 --
                --                 --                 --                  --                 --

     $       4,735      $       4,276      $       5,058       $       1,437      $       1,807
               384                399                440                 126                160
     $       12.32      $       10.71      $       11.48       $       11.38      $       11.29
             23.2%               7.1%              14.8%               13.8%              12.9%
                --               8.3%               6.3%                6.1%               2.9%

     $       4,235      $       3,248      $       4,598       $       1,389      $       2,039
               353                299                392                 123                181
     $       12.01      $       10.86      $       11.72       $       11.32      $       11.29
             20.1%               8.6%              17.2%               13.2%              12.9%
                --               7.6%               5.3%                5.3%               2.8%

     $          93      $         159      $         160       $          24      $         133
                 8                 15                 14                   2                 12
     $       11.71      $       10.57      $       11.48       $       11.19      $       11.21
             17.1%               5.7%              14.8%               11.9%              12.1%
                --              10.4%               7.5%                4.4%               5.2%

     $       2,201      $       2,168      $       2,127       $         600      $         907
               180                205                185                  53                 80
     $       12.21      $       10.56      $       11.52       $       11.23      $       11.28
             22.1%               5.6%              15.2%               12.3%              12.8%
                --               7.3%               5.9%                5.3%               2.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                          MainStay VP        MainStay VP
                                                          Eagle Asset        Lord Abbett       Alger American
                                                           Management         Developing           Small
                                                        Growth Equity--        Growth--       Capitalization--
                                                         Service Class      Service Class      Class S Shares
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $         820      $         637      $         671
Units Outstanding.....................................              74                 55                 55
Variable Accumulation Unit Value......................   $       11.11      $       11.63      $       12.16
Total Return..........................................           11.1%              16.3%              21.6%
Investment Income Ratio...............................            0.4%                 --                 --

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       2,737      $       1,458      $       1,576
Units Outstanding.....................................             247                127                130
Variable Accumulation Unit Value......................   $       11.08      $       11.47      $       12.15
Total Return..........................................           10.8%              14.7%              21.5%
Investment Income Ratio...............................            0.4%                 --                 --

SERIES IV POLICIES (d)
Net Assets............................................   $       2,233      $       1,358      $       1,594
Units Outstanding.....................................             201                117                132
Variable Accumulation Unit Value......................   $       11.09      $       11.62      $       12.11
Total Return..........................................           10.9%              16.2%              21.1%
Investment Income Ratio...............................            0.3%                 --                 --

SERIES V POLICIES (e)
Net Assets............................................   $          60      $          64      $          22
Units Outstanding.....................................               6                  6                  2
Variable Accumulation Unit Value......................   $       10.77      $       11.41      $       11.96
Total Return..........................................            7.7%              14.1%              19.6%
Investment Income Ratio...............................            0.5%                 --                 --

SERIES VI POLICIES (f)
Net Assets............................................   $       1,265      $         721      $         495
Units Outstanding.....................................             114                 61                 41
Variable Accumulation Unit Value......................   $       11.06      $       11.77      $       12.15
Total Return..........................................           10.6%              17.7%              21.5%
Investment Income Ratio...............................            0.3%                 --                 --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

      DREYFUS IP                       FIDELITY(R) VIP                                          JANUS ASPEN SERIES
      TECHNOLOGY     FIDELITY(R) VIP       EQUITY-       FIDELITY(R) VIP   JANUS ASPEN SERIES       WORLDWIDE
       GROWTH--      CONTRAFUND(R)--      INCOME--          MID CAP--          BALANCED--            GROWTH--
    SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2     SERVICE SHARES       SERVICE SHARES
    --------------   ---------------   ---------------   ---------------   ------------------   ------------------
         2003             2003              2003              2003                2003                 2003
    --------------------------------------------------------------------------------------------------------------
     $     1,226       $     3,715       $     2,888       $     2,237        $     4,308          $     1,398
             104               318               251               199                410                  121
     $     11.77       $     11.69       $     11.53       $     11.27        $     10.52          $     11.53
           17.7%             16.9%             15.3%             12.7%               5.2%                15.3%
              --                --                --                --               3.4%                 0.9%

     $        --       $        --       $        --       $         1        $        --          $        --
              --                --                --                --                 --                   --
     $        --       $        --       $        --       $     10.17        $        --          $        --
              --                --                --              1.7%                 --                   --
              --                --                --                --                 --                   --

     $     2,883       $     7,143       $     5,733       $     1,207        $     8,228          $     2,542
             247               616               504               107                779                  222
     $     11.67       $     11.59       $     11.37       $     11.23        $     10.57          $     11.45
           16.7%             15.9%             13.7%             12.3%               5.7%                14.5%
              --                --                --                --               4.1%                 1.0%

     $     2,684       $     5,521       $     4,827       $     1,082        $     7,590          $     2,226
             230               467               421                95                722                  195
     $     11.68       $     11.82       $     11.48       $     11.41        $     10.51          $     11.44
           16.8%             18.2%             14.8%             14.1%               5.1%                14.4%
              --                --                --                --               3.6%                 0.9%

     $       100       $       316       $       823       $        39        $       441          $        22
               9                28                71                 4                 42                    2
     $     11.64       $     11.48       $     11.54       $     10.77        $     10.50          $     11.31
           16.4%             14.8%             15.4%              7.7%               5.0%                13.1%
              --                --                --                --               3.4%                 1.2%

     $     1,302       $     2,520       $     2,977       $       499        $     4,069          $       983
             112               219               260                44                387                   88
     $     11.65       $     11.49       $     11.44       $     11.43        $     10.51          $     11.23
           16.5%             14.9%             14.4%             14.3%               5.1%                12.3%
              --                --                --                --               3.5%                 0.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                        MFS(R) INVESTORS        MFS(R)               MFS(R)
                                                         TRUST SERIES--    RESEARCH SERIES--   UTILITIES SERIES--
                                                         SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                                                        ----------------   -----------------   ------------------
                                                              2003               2003                 2003
                                                        ---------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $         135       $         382       $           3
Units Outstanding.....................................              12                  35                  --
Variable Accumulation Unit Value......................   $       10.86       $       11.02       $       10.83
Total Return..........................................            8.6%               10.2%                8.3%
Investment Income Ratio...............................              --                  --                  --

SERIES II POLICIES (b)
Net Assets............................................   $          --       $          --       $          --
Units Outstanding.....................................              --                  --                  --
Variable Accumulation Unit Value......................   $          --       $          --       $          --
Total Return..........................................              --                  --                  --
Investment Income Ratio...............................              --                  --                  --

SERIES III POLICIES (c)
Net Assets............................................   $         314       $         637       $          80
Units Outstanding.....................................              29                  58                   7
Variable Accumulation Unit Value......................   $       10.94       $       10.95       $       11.41
Total Return..........................................            9.4%                9.5%               14.1%
Investment Income Ratio...............................              --                  --                  --

SERIES IV POLICIES (d)
Net Assets............................................   $         469       $         460       $          63
Units Outstanding.....................................              43                  43                   5
Variable Accumulation Unit Value......................   $       10.97       $       10.75       $       11.46
Total Return..........................................            9.7%                7.5%               14.6%
Investment Income Ratio...............................              --                  --                  --

SERIES V POLICIES (e)
Net Assets............................................   $          13       $          15       $          11
Units Outstanding.....................................               1                   1                   1
Variable Accumulation Unit Value......................   $       10.92       $       11.05       $       11.50
Total Return..........................................            9.2%               10.5%               15.0%
Investment Income Ratio...............................              --                  --                  --

SERIES VI POLICIES (f)
Net Assets............................................   $         187       $         279       $           1
Units Outstanding.....................................              17                  25                  --
Variable Accumulation Unit Value......................   $       10.88       $       11.13       $       11.39
Total Return..........................................            8.8%               11.3%               13.9%
Investment Income Ratio...............................              --                  --                  --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

    NEUBERGER BERMAN                             VAN KAMPEN UIF
      AMT MID-CAP          T. ROWE PRICE            EMERGING
        GROWTH--           EQUITY INCOME        MARKETS EQUITY--
        CLASS S            PORTFOLIO--II            CLASS II
    ----------------      ----------------      ----------------
          2003                  2003                  2003
    ------------------------------------------------------------
     $           6         $       2,506         $         424
                 1                   224                    31
     $       10.91         $       11.20         $       13.71
              9.1%                 12.0%                 37.1%
                --                  2.1%                    --

     $          --         $          --         $          --
                --                    --                    --
     $          --         $          --         $          --
                --                    --                    --
                --                    --                    --

     $         105         $       5,783         $       1,422
                10                   518                   108
     $       10.98         $       11.16         $       13.20
              9.8%                 11.6%                 32.0%
                --                  2.4%                    --

     $         269         $       5,370         $         729
                24                   478                    53
     $       11.32         $       11.23         $       13.65
             13.2%                 12.3%                 36.5%
                --                  2.3%                    --

     $          82         $         933         $          --
                 7                    84                    --
     $       11.12         $       11.13         $       10.57
             11.2%                 11.3%                  5.7%
                --                  2.5%                    --

     $          56         $       3,257         $         297
                 5                   292                    22
     $       11.13         $       11.16         $       13.25
             11.3%                 11.6%                 32.5%
                --                  2.4%                    --

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond (Initial Class), MainStay VP Capital Appreciation (Initial Class), MainStay VP Cash Management, MainStay VP Convertible (Initial Class), MainStay VP Equity Income (Initial Class), MainStay VP Government (Initial Class), MainStay VP Growth Equity (Initial Class), MainStay VP High Yield Corporate Bond (Initial Class), MainStay VP Indexed Equity (Initial Class), MainStay VP International Equity (Initial Class), MainStay VP Mid Cap Core (Initial Class), MainStay VP Mid Cap Growth (Initial Class), MainStay VP Small Cap Growth (Initial Class), MainStay VP Total Return (Initial Class), MainStay VP Value (Initial Class), MainStay VP American Century Income and Growth (Initial Class), MainStay VP Dreyfus Large Company Value (Initial Class), MainStay VP Eagle Asset Management Growth Equity (Initial Class), MainStay VP Lord Abbett Developing Growth (Initial Class), Alger American Small Capitalization (Class O Shares), AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity(R) VIP Contrafund(R) (Initial Class), Fidelity(R) VIP Equity-Income (Initial Class), Janus Aspen Series Balanced (Institutional Shares), Janus Aspen Series Worldwide Growth (Institutional Shares), MFS(R) Investors Trust Series (Initial Class), MFS(R) Research Series (Initial Class), MFS(R) Utilities Series (Initial Class), Neuberger Berman AMT Mid-Cap Growth (Class I), T. Rowe Price Equity Income Portfolio, Van Eck Worldwide Hard Assets, Van Kampen UIF Emerging Markets Equity (Class I), MainStay VP Bond (Service Class), MainStay VP Capital Appreciation (Service Class), MainStay VP Convertible (Service Class), MainStay VP Equity Income (Service Class), MainStay VP Government (Service Class), MainStay VP Growth Equity (Service Class), MainStay VP High Yield Corporate Bond (Service Class), MainStay VP Indexed Equity (Service Class), MainStay VP International Equity (Service Class), MainStay VP Mid Cap Core (Service Class), MainStay VP Mid Cap Growth (Service Class), MainStay VP Small Cap Growth (Service Class), MainStay VP Total Return (Service Class), MainStay VP Value (Service Class), MainStay VP American Century Income and Growth (Service Class), MainStay VP Dreyfus Large Company Value (Service Class), MainStay VP Eagle Asset Management Growth Equity (Service Class), MainStay VP Lord Abbett Developing Growth (Service Class), Alger American Small Capitalization (Class S Shares), Dreyfus IP Technology Growth (Service Shares), Fidelity(R) VIP Contrafund(R) (Service Class 2), Fidelity(R) VIP Equity-Income (Service Class 2), Fidelity(R) VIP Mid Cap (Service Class 2), Janus Aspen Series Balanced (Service Shares), Janus Aspen Series Worldwide Growth (Service Shares), MFS(R) Investors Trust Series (Service Class), MFS(R) Research Series (Service Class), MFS(R) Utilities Series (Service Class), Neuberger Berman AMT Mid-Cap Growth (Class S), T. Rowe Price Equity Income Portfolio II, and Van Kampen UIF Emerging Markets Equity (Class II) Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2003       2002
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $29,401    $24,515
  Trading securities                                               66         --
Equity securities, at fair value
  Available for sale                                               47         70
  Trading securities                                               22         --
Mortgage loans                                                  2,665      2,389
Policy loans                                                      563        577
Other investments                                                 280        739
                                                              -------    -------
     Total investments                                         33,044     28,290

Cash and cash equivalents                                         761      1,362
Deferred policy acquisition costs                               2,180      1,781
Interest in annuity contracts                                   3,306      2,958
Other assets                                                    1,234      1,440
Separate account assets                                        11,589      9,245
                                                              -------    -------
     Total assets                                             $52,114    $45,076
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $29,366    $25,260
Future policy benefits                                          1,027        967
Policy claims                                                     107        103
Obligations under structured settlement agreements              3,306      2,958
Other liabilities                                               2,556      3,280
Separate account liabilities                                   11,500      9,154
                                                              -------    -------
     Total liabilities                                         47,862     41,722
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                      1,410        910
Accumulated other comprehensive income                            590        451
Retained earnings                                               2,227      1,968
                                                              -------    -------
     Total stockholder's equity                                 4,252      3,354
                                                              -------    -------
     Total liabilities and stockholder's equity               $52,114    $45,076
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $    3   $  144   $  235
  Fees -- universal life and annuity policies                    603      546      509
  Net investment income                                        1,801    1,647    1,452
  Net investment losses                                           (3)     (49)     (50)
  Other income                                                    19       16        9
                                                              ------   ------   ------
     Total revenues                                            2,423    2,304    2,155
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,321    1,280    1,133
  Policyholder benefits                                          139      305      354
  Operating expenses                                             588      554      536
                                                              ------   ------   ------
     Total expenses                                            2,048    2,139    2,023
                                                              ------   ------   ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        375      165      132
Income tax expense/(benefit)                                     116       (1)      31
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting
  principle                                                      259      166      101
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --       --       14
                                                              ------   ------   ------
NET INCOME                                                    $  259   $  166   $  115
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
                                                                         (IN MILLIONS)
BALANCE AT JANUARY 1, 2001                      $25        $  480       $1,721         $(31)           $2,195
                                                                                                       ------
Comprehensive income:
  Net income                                                               115                            115
                                                                                                       ------
     Cumulative effect of a change in
       accounting principle, net of tax                                                  (2)               (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     137               137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                        300                                         300
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2001                     25           780        1,836          104             2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                    $25        $1,410       $2,227         $590            $4,252
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    259    $    166    $    115
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  35           1         (26)
     Net capitalization of deferred policy acquisition costs      (400)       (441)       (380)
     Annuity and universal life fees                              (296)       (257)       (227)
     Interest credited to policyholders' account balances        1,321       1,292       1,133
     Net investment losses                                           3          49          50
     Deferred income taxes                                          17          (1)         21
     Cumulative effect of a change in accounting principle          --          --         (14)
     (Increase) decrease in:
       Net separate account assets and liabilities                  19          --         (35)
       Other assets and other liabilities                         (250)         99          88
       Trading securities                                           89          29          --
     Increase (decrease) in:
       Policy claims                                                 4          (4)         34
       Future policy benefits                                      (23)        170         186
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                778       1,103         945
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                22,559      24,951      28,757
     Maturity of available for sale fixed maturities               418       1,090       1,902
     Sale of equity securities                                      39          38         109
     Repayment of mortgage loans                                   776         466         322
     Sale of other investments                                     520         206          58
  Cost of:
     Available for sale fixed maturities acquired              (27,666)    (30,915)    (33,811)
     Equity securities acquired                                    (19)        (66)       (112)
     Mortgage loans acquired                                    (1,052)       (791)       (469)
     Other investments acquired                                    (70)        (21)       (715)
  Policy loans (net)                                                14         (27)        (32)
  Increase in loaned securities                                    125         747          23
  Securities sold under agreements to repurchase (net)            (644)        514         153
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (5,000)     (3,808)     (3,815)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,094       5,351       4,525
     Withdrawals                                                (1,715)     (1,501)     (1,396)
     Net transfers to the separate accounts                       (258)       (585)       (536)
  Transfer of Taiwan branch cash to an affiliated company           --        (116)         --
  Capital contribution received from parent                        500         130         300
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,621       3,279       2,893
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (2)         --
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents              (601)        572          23
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                     1,362         790         767
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    761    $  1,362    $    790
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2003, 2002 AND 2001

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available for sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. These specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Other investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized loans. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized loans are reported at outstanding principal balance reduced by any charge-off or specific valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note
10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability includes for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of reinsurance recoverables, investment income due and accrued, amounts receivable for undelivered securities, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, deferred income taxes and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     The Company has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives which are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its non-guaranteed and registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)

     The guaranteed separate accounts maintained on a fair value basis provides a guarantee of principal and interest for contracts held to maturity. Prior to maturity, a market value adjustment is imposed upon certain surrenders. Interest rates on these contracts may be adjusted periodically.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Recent corporate and accounting scandals continue to increase the risks of defaults on fixed maturities securities. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum death benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of any new legislation extending the suspension or eliminating this tax, the Company is subject to this tax beginning in 2004.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133", ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, the Company reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on a number of topics, including separate account presentation, interest in separate accounts, liability valuation, returns based on a contractually referenced pool of assets or index, and accounting for contracts that contain death or other insurance benefit features.

     SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The effect of initially adopting SOP 03-01 will be reported as a cumulative effect of a change in accounting principle. The company is currently completing an assessment of the impact of the SOP on its operations; however, we do

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

not believe that the implementation of SOP 03-01 will have a material effect on the Company's financial position.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     At December 31, 2003 and 2002, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2003                       2002
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $ 1,118      $ 1,127       $   621      $   630
Due after one year through five years                   4,913        5,206         4,306        4,513
Due after five years through ten years                  8,754        9,291         7,151        7,546
Due after ten years                                     4,164        4,441         3,402        3,659
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency               303          315           535          559
  Other mortgage-backed securities                      6,306        6,541         5,119        5,434
  Other asset-backed securities                         2,424        2,480         2,102        2,174
                                                      -------      -------       -------      -------
     Total Available for Sale                         $27,982      $29,401       $23,236      $24,515
                                                      =======      =======       =======      =======

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                     1,060           85            3          1,142
Foreign governments                                      122           10           --            132
Corporate                                             17,335        1,112           95         18,352
Other mortgage-backed securities                       6,306          259           24          6,541
Other asset-backed securities                          2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                     1,579          131           --          1,710
Foreign governments                                      105           11           --            116
Corporate                                             13,309          952          249         14,012
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

     At December 31, 2003 and 2002, the Company has outstanding contractual obligations to acquire additional private placement securities amounting to $16 million and $161 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2003    $46       $   2          $ 1           $47
2002    $81       $  --          $11           $70

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2003 and 2002 is estimated to be $2,854 million and $2,614 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2003 or 2002.

     At December 31, 2003 and 2002, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $58 million and $60 million at fixed and floating interest rates ranging from 2.7% to 7.8% and from 3.7% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2003 and 2002, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2003                  2002
                                     -----------------    ------------------
                                     CARRYING    % OF     CARRYING     % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    ------
Property Type:
  Office buildings                    $  943      35.4%    $  855       35.8%
  Retail                                 474      17.8%       397       16.6%
  Residential                            608      22.8%       604       25.3%
  Industrial                             336      12.6%       238       10.0%
  Apartment buildings                    269      10.1%       258       10.8%
  Other                                   35       1.3%        37        1.5%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======
Geographic Region:
  Central                             $  783      29.4%    $  606       25.4%
  South Atlantic                         684      25.7%       654       27.4%
  Pacific                                563      21.1%       474       19.8%
  Middle Atlantic                        455      17.0%       486       20.3%
  New England                            180       6.8%       169        7.1%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======

OTHER INVESTMENTS

     The components of other investments as of December 31, 2003 and 2002 were as follows (in millions):

                                                           2003    2002
                                                           ----    ----
Limited liability company                                  $157    $675
Collateralized loans                                         40      --
Derivatives                                                  34      26
Limited partnerships                                         28      17
Real estate                                                  17      17
Other                                                         4       4
                                                           ----    ----
     Total other investments                               $280    $739
                                                           ====    ====

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by NYL to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2003 and 2002 was $6 million and $5 million, respectively. Depreciation expense totaled $1 million for each year ended December 31, 2003, 2002 and 2001.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2003, 2002 and 2001, were as follows (in millions):

                                              2003      2002      2001
                                             ------    ------    ------
Fixed maturities                             $1,604    $1,448    $1,238
Equity securities                                 2         3         6
Mortgage loans                                  167       170       155
Policy loans                                     46        45        47
Other investments                                30        30        45
                                             ------    ------    ------
  Gross investment income                     1,849     1,696     1,491
Investment expenses                             (48)      (49)      (39)
                                             ------    ------    ------
  Net investment income                      $1,801    $1,647    $1,452
                                             ======    ======    ======

     For the years ended December 31, 2003, 2002 and 2001, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                                2003                           2002                           2001
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
Fixed maturities                      $192               $(176)      $192               $(236)      $163               $(217)
Equity securities                        5                  (7)         8                  (8)        11                  (9)
Mortgage loans                           2                  (4)         1                  (1)        --                  (1)
Derivative instruments                   1                  (4)         1                  (4)         1                  (7)
Other investments                       --                 (12)        --                  (2)        10                  (1)
                                      ----               -----       ----               -----       ----               -----
     Subtotal                         $200               $(203)      $202               $(251)      $185               $(235)
                                      ====               =====       ====               =====       ====               =====
Total net investment losses                     $(3)                           $(49)                          $(50)
                                                ===                            ====                           ====

     Effective January 1, 2003 the Company transferred all other-than-temporarily impaired securities to a trading portfolio at fair value. Accordingly, for the year 2003 the trading portfolio required a mark-to-market adjustment through net investment losses to reflect any subsequent decline or increase in fair market value. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $2 million.

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The convertible portfolio was subsequently sold during 2002.

     The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended, December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment losses in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $24 million, $70 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $7 million at December 31, 2003. There were no other-than-temporary impairment losses in equities for 2002 and 2001.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities into two categories: (1) when the estimated fair value has declined and remained below

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

amortized cost for a period of less than twelve months, and (2) when the estimated fair value has declined and remained below cost for a period of greater than twelve months, at December 31, 2003 (in millions):

                                             LESS THAN           GREATER THAN
                                             12 MONTHS            12 MONTHS               TOTAL
                                        -------------------   ------------------   -------------------
                                         FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                        VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                        ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies             $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal         134         3        --        --          134         3
Foreign governments                         14         *        --        --           14         *
Corporate                                2,306        72       338        23        2,644        95
Mortgage-backed securities               1,184        24         1         *        1,185        24
Asset-backed securities                    344         9        58         8          402        17
                                        ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES              4,301       110       397        31        4,698       141
                                        ------      ----      ----       ---       ------      ----
               EQUITIES
               --------
Preferred Stock                             --        --         4         1            4         1
                                        ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED
       SECURITIES                       $4,301      $110      $401       $32       $4,702      $142
                                        ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     For the securities with gross unrealized losses, the decline in fair value is principally related to changes in interest rates and weak economic and market conditions in certain corporate sectors such as airlines, energy and utilities that are now experiencing a gradual rebound in fair value. Recent improvement in fair value for these securities evidences continued recovery as economic and market conditions improve. Refer to Note 2 -- Significant Accounting Policies for Investments, which discloses the Company's process for reviewing invested assets for impairments.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

Statement of Income. The amounts for the years ended December 31, 2003, 2002 and 2001 are as follows (in millions):

                                                         2003    2002     2001
                                                         ----    -----    ----
Net unrealized investment gains (losses), beginning of
  the year                                               $451    $ 104    $(31)
                                                         ----    -----    ----
Cumulative effect of a change in accounting principle      --       --      (2)
                                                         ----    -----    ----
Changes in net unrealized investment gains attributable
  to investments:
  Net unrealized investment gains arising during the
     period                                               132      663     172
  Less: Reclassification adjustments for gains (losses)
     included in net income                                18        9     (64)
                                                         ----    -----    ----
  Change in net unrealized investment gains, net of
     adjustments                                          114      654     236
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                           26      (15)     --
  Deferred policy acquisition costs                        (1)    (289)    (99)
                                                         ----    -----    ----
Change in net unrealized investment gains (losses)        139      350     137
                                                         ----    -----    ----
Transfer of Taiwan branch to an affiliated company         --       (3)     --
                                                         ----    -----    ----
Net unrealized investment gains (losses), end of year    $590    $ 451    $104
                                                         ====    =====    ====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense of $71 million $357 million and $93 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense (benefit) of $10 million, $5 million and ($34) million, respectively.

     Policyholders' account balance reported in the preceding table for the years ended December 31, 2003 and 2002 are net of income tax expense (benefit) of $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax benefit of $-, $156 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- INSURANCE LIABILITIES

     The Company's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of the Company's liabilities for deferred annuities at December 31, 2003 and 2002, was $15,733 million and $13,319 million, respectively, and is included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2003 and 2002 was $29 million and $55 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains non-guaranteed separate accounts for its variable deferred annuity and variable life products; certain of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $10,866 million and $8,526 million at December 31, 2003 and 2002, respectively. The Company maintains investments in the non-guaranteed separate accounts of $45 million and $52 million at December 31, 2003 and 2002, respectively. The assets of these separate accounts represent

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 6 -- SEPARATE ACCOUNTS -- (CONTINUED)

investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

     The Company maintains one guaranteed separate account for universal life insurance policies, with assets of $723 million and $719 million at December 31, 2003 and 2002, respectively. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2003, 2002 and 2001 was as follows (in millions):

                                                      2003      2002      2001
                                                     ------    ------    ------
Balance at beginning of year                         $1,781    $1,887    $1,660
  Current year additions                                645       630       558
  Amortized during year                                (245)     (189)     (179)
  Adjustment for change in unrealized investment
     gains                                               (1)     (445)     (152)
  Transfer of Taiwan branch to an affiliated
     company                                             --      (102)       --
                                                     ------    ------    ------
Balance at end of year                               $2,180    $1,781    $1,887
                                                     ======    ======    ======

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                            2003    2002    2001
                                                            ----    ----    ----
Current:
  Federal                                                   $ 94    $(1)    $ 8
  State and local                                              5      1       2
                                                            ----    ---     ---
                                                              99     --      10
Deferred:
  Federal                                                     17     (1)     21
                                                            ----    ---     ---
Income tax expense/(benefit)                                $116    $(1)    $31
                                                            ====    ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows (in millions):

                                                               2003     2002
                                                              ------    ----
Deferred tax assets:
  Future policyholder benefits                                $  487    $427
  Employee and agents benefits                                    62      58
                                                              ------    ----
     Deferred tax assets                                         549     485
                                                              ------    ----
Deferred tax liabilities:
  Deferred policy acquisition costs                              517     409
  Investments                                                    479     420
  Other                                                            9      19
                                                              ------    ----
     Deferred tax liabilities                                  1,005     848
                                                              ------    ----
       Net deferred tax liability                             $  456    $363
                                                              ======    ====

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2003, 2002 and 2001:

                                                          2003    2002     2001
                                                          ----    -----    -----
Statutory Federal income tax rate                         35.0%    35.0%    35.0%
Current year equity base tax                                --       --     12.5
True down of prior year equity base tax                     --    (22.9)   (20.1)
Tax exempt income                                         (2.8)    (6.0)    (4.9)
Foreign branch termination                                  --     (3.8)      --
Other                                                     (1.2)    (2.9)     0.9
                                                          ----    -----    -----
Effective tax rate                                        31.0%    (0.6)%   23.4%
                                                          ====    =====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2003 and 2002, the Company had recorded an income tax receivable from New York Life of $38 million and an income tax payable to New York Life of $38 million, respectively.

     The Company's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 50% of the reinsurance ceded at December 31, 2003.

     The Company has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $171 million, $81 million and $2 million at December 31, 2003, 2002 and 2001, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with all counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. The Company does not have any fair value hedges at December 31, 2003 and 2002. The Company will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised;
(iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available for sale securities. During 2003 and 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

of forecasted transactions as of December 31, 2003 and 2002. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2003 and 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million and $7 million, respectively.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). No hedging transactions were discontinued for the years ended December 31, 2003 and 2002 due to hedge ineffectiveness.

     The Company has derivative instruments that do not qualify for hedge accounting treatment. These derivatives include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses).

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2003 and 2002, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, employment and benefits and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $1,424 million and $1,318 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2003 and 2002, the Company recorded cash collateral received under these agreements of $1,474 million and $1,350 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2003 of $155 million ($799 million at December 31,
2002) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $559 million, $537 million and $458 million for the years ended December 31, 2003, 2002 and 2001, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $27 million for its share of the net periodic post-retirement benefits expense in 2003 ($13 million and $10 million in 2002 and 2001, respectively) and a benefit of $(2) million in 2003 ($(2) million in 2002 and $(6) million in 2001) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2003, 2002 and 2001, the total cost for these services amounted to $22 million, $28 million and $16 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

NYLIM for the years ended December 31, 2003, 2002 and 2001 of $9 million, $9 million and $8 million, respectively.

     At December 31, 2003 and 2002, the Company had a net liability of $186 million and $166 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.46% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2003 and 2002 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,306 million and $2,958 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2003 and 2002 the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $89 million, $71 million and $126 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2003 and December 31, 2002.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2003 and December 31, 2002. Interest expense for 2003, 2002 and 2001 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2003, the Company had recorded a receivable from MCF included in other assets of $23 million. During 2003, the Company received interest payments from MCF totaling less than $1 million.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                           2003    2002
                                                           ----    ----
Amounts recoverable from reinsurers                        $716    $633
Premiums ceded                                              171      74
Benefits ceded                                               38      13

     The Company received capital contributions of $500 million and $130 million in 2003 and 2002, respectively, from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of funding certain New York Life employee benefits. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, the Company recorded liabilities of approximately $1,133 million and $1,023 million, respectively, which are included in policyholder account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to a Voluntary Employees' Beneficiary Association (VEBA) trust, a trust formed for the benefit of New York Life's retired employees. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, policyholder account balances and separate account liabilities related to these policies aggregated $252 million and $219 million, respectively.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $173 million, $30 million, and $20 million during 2003, 2002 and 2001, respectively.

     Total interest paid was $10 million, $7 million and $21 million during 2003, 2002 and 2001, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2003 and 2002, statutory stockholder's equity was $1,882 million and $1,404 million, respectively. Statutory net income/(loss) for the years ended December 31, 2003, 2002 and 2001 was $20 million, $(95) million and $(83) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $447 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $186 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
New York NY
February 6, 2004

                     LIFESTAGES(R) ACCESS VARIABLE ANNUITY
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

          Supplement Dated May 1, 2004 to Prospectus Dated May 1, 2002
                          and Supplemented May 1, 2003

     This supplement amends the May 1, 2002 Prospectus as supplemented May 1, 2003 for the LifeStages(R) Access Variable Annuity policies ("policies"). Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a Prospectus for the policies dated May 1, 2002 as supplemented May 1, 2003. The terms we use in this supplement have the same meanings as in the Prospectus for the policies.

     Replace all references to the Investment Division names throughout the prospectus with the following:

  -    MainStay VP Bond--Initial Class
  -    MainStay VP Capital Appreciation--Initial Class
  -    MainStay VP Cash Management
  -    MainStay VP Common Stock--Initial Class
       (formerly MainStay VP Growth Equity)
  -    MainStay VP Convertible--Initial Class
  -    MainStay VP Government--Initial Class
  -    MainStay VP High Yield Corporate Bond--Initial
       Class
  -    MainStay VP International Equity--Initial Class
  -    MainStay VP Mid Cap Core--Initial Class
  -    MainStay VP Mid Cap Growth--Initial Class
  -    MainStay VP Mid Cap Value--Initial Class
       (formerly MainStay VP Equity Income)
  -    MainStay VP S&P 500 Index--Initial Class
       (formerly MainStay VP Indexed Equity)
  -    MainStay VP Small Cap Growth--Initial Class
  -    MainStay VP Total Return--Initial Class
  -    MainStay VP Value--Initial Class
  -    MainStay VP American Century Income & Growth--
       Initial Class
  -    MainStay VP Dreyfus Large Company Value--Initial
       Class
  -    MainStay VP Eagle Asset Management Growth
       Equity--Initial Class
  -    MainStay VP Lord Abbett Developing Growth--
       Initial Class
  -    Alger American Small Capitalization--Class O
       Shares
  -    Calvert Social Balanced
  -    Dreyfus IP Technology Growth--Initial Shares
  -    Fidelity(R) VIP Contrafund(R)--Initial Class
  -    Fidelity(R) VIP Equity-Income--Initial Class
  -    Fidelity(R) VIP Mid Cap--Service Class 2
  -    Janus Aspen Series Balanced--Institutional Shares
  -    Janus Aspen Series Worldwide Growth--
       Institutional Shares
  -    MFS(R) Investors Trust Series--Initial Class
  -    MFS(R) Research Series--Initial Class
  -    MFS(R) Utilities Series--Service Class
  -    Neuberger Berman AMT MidCap Growth--Class S
  -    T. Rowe Price Equity Income Portfolio
  -    Van Eck Worldwide Hard Assets
  -    Van Kampen UIF Emerging Markets Equity--Class I
  -    Victory VIF Diversified Stock--Class A Shares

     On page 1, in the fourth paragraph, add "the Neuberger Berman Advisors Management Trust" and "Victory Variable Insurance Funds".

     On page 1, in the fifth paragraph, replace "May 1, 2003" with "May 1, 2004 .."

     On pages 4-6, replace the "FEE TABLE" with the following:

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          None
 (as a % of amount withdrawn)
 Transfer Fee                                              Current: None
                                                           Guaranteed Maximum: $30 per transfer for each transfer
                                                           over 12 in a Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
                         CHARGE                            AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              $40 per policy for policies with less than $50,000
                                                           Accumulation Value
 Separate Account Annual Expenses                          Current and Guaranteed Maximum: 1.55% (annualized) of
                                                           the daily average Variable Accumulation Value,
                                                           including mortality and expense risk and administrative
                                                           fees.
 Optional Riders
   - Enhanced Beneficiary Benefit Rider Charge             Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the Policy's
                                                           Accumulation Value, deducted on a quarterly basis.

On pages 4-6, change the date of the first sentence in the paragraph after the table entitled "Periodic Charges Other than Fund Company Charges" to "December 31, 2003."

     On page 1, update "Total Annual Fund Operating Expenses" as follows:

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                -------------------------------
                                                                   MINIMUM          MAXIMUM
  ---------------------------------------------------------------------------------------------
  Expenses that are deducted from the Investment Division            0.39%            1.87%
    assets, including management fees, administration fees,
    12b-1 fees and other expenses

     On page 7, update "EXAMPLES" table as follows:

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without EBB Rider..........................................  $248.89   $  765.93   $1,309.77   $2,724.76
with EBB Rider.............................................  $279.07   $  856.20   $1,459.59   $3,091.06
MAINSTAY VP CAPITAL APPRECIATION--INITIAL CLASS
without EBB Rider..........................................  $258.95   $  796.08   $1,359.93   $2,821.94
with EBB Rider.............................................  $289.09   $  886.05   $1,508.94   $3,187.14
MAINSTAY VP CASH MANAGEMENT
without EBB Rider..........................................  $249.89   $  768.97   $1,314.84   $2,734.55
with EBB Rider.............................................  $280.07   $  859.19   $1,464.54   $3,100.71
MAINSTAY VP COMMON STOCK--INITIAL CLASS
without EBB Rider..........................................  $246.88   $  759.92   $1,299.76   $2,705.23
with EBB Rider.............................................  $277.06   $  850.19   $1,449.68   $3,071.68
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without EBB Rider..........................................  $261.96   $  805.12   $1,374.93   $2,850.91
with EBB Rider.............................................  $292.10   $  894.98   $1,523.68   $3,215.78
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without EBB Rider..........................................  $253.93   $  781.02   $1,334.90   $2,773.49
with EBB Rider.............................................  $284.08   $  871.14   $1,484.30   $3,139.22
MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS
without EBB Rider..........................................  $254.93   $  784.04   $1,339.93   $2,783.22
with EBB Rider.............................................  $285.09   $  874.12   $1,489.24   $3,148.85
MAINSTAY VP INTERNATIONAL EQUITY--INITIAL CLASS
without EBB Rider..........................................  $302.11   $  924.71   $1,572.70   $3,228.36
with EBB Rider.............................................  $332.11   $1,013.50   $1,718.38   $3,588.89
MAINSTAY VP MID CAP CORE--INITIAL CLASS
without EBB Rider..........................................  $313.14   $  957.38   $1,626.41   $3,329.41
with EBB Rider.............................................  $343.10   $1,045.85   $1,771.28   $3,688.75
MAINSTAY VP MID CAP GROWTH--INITIAL CLASS
without EBB Rider..........................................  $292.09   $  894.95   $1,523.63   $3,135.46
with EBB Rider.............................................  $322.12   $  984.01   $1,670.09   $3,497.13

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
MAINSTAY VP MID CAP VALUE--INITIAL CLASS
without EBB Rider..........................................  $279.03   $  856.09   $1,459.43   $3,013.18
with EBB Rider.............................................  $309.12   $  945.51   $1,606.91   $3,376.33
MAINSTAY VP S&P 500 INDEX--INITIAL CLASS
without EBB Rider..........................................  $233.80   $  720.59   $1,234.14   $2,577.14
with EBB Rider.............................................  $264.01   $  811.24   $1,385.10   $2,944.96
MAINSTAY VP SMALL CAP GROWTH--INITIAL CLASS
without EBB Rider..........................................  $316.13   $  966.28   $1,641.01   $3,356.76
with EBB Rider.............................................  $346.09   $1,054.68   $1,785.65   $3,715.76
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without EBB Rider..........................................  $255.92   $  787.06   $1,344.93   $2,792.93
with EBB Rider.............................................  $286.09   $  877.11   $1,494.18   $3,158.46
MAINSTAY VP VALUE--INITIAL CLASS
without EBB Rider..........................................  $260.96   $  802.11   $1,369.93   $2,841.24
with EBB Rider.............................................  $291.10   $  892.01   $1,518.79   $3,206.26
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH-- INITIAL
  CLASS
without EBB Rider..........................................  $289.07   $  886.00   $1,508.86   $3,107.39
with EBB Rider.............................................  $319.12   $  975.14   $1,655.56   $3,469.39
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--INITIAL CLASS
without EBB Rider..........................................  $294.10   $  900.92   $1,533.46   $3,154.10
with EBB Rider.............................................  $324.12   $  989.90   $1,679.76   $3,515.54
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--INITIAL
  CLASS
without EBB Rider..........................................  $278.03   $  853.11   $1,454.52   $3,003.75
with EBB Rider.............................................  $308.11   $  942.55   $1,602.04   $3,366.97
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--INITIAL CLASS
without EBB Rider..........................................  $314.14   $  960.35   $1,631.27   $3,338.54
with EBB Rider.............................................  $344.10   $1,048.80   $1,776.05   $3,697.76
ALGER AMERICAN SMALL CAPITALIZATION--CLASS O SHARES
without EBB Rider..........................................  $292.09   $  894.95   $1,523.63   $3,135.46
with EBB Rider.............................................  $322.12   $  984.01   $1,670.09   $3,497.13
CALVERT SOCIAL BALANCED
without EBB Rider..........................................  $288.07   $  883.00   $1,503.91   $3,098.00
with EBB Rider.............................................  $318.13   $  972.17   $1,650.69   $3,460.15
DREYFUS IP TECHNOLOGY GROWTH--INITIAL SHARES
without EBB Rider..........................................  $283.05   $  868.07   $1,479.22   $3,050.98
with EBB Rider.............................................  $313.12   $  957.37   $1,626.38   $3,413.67
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL CLASS
without EBB Rider..........................................  $261.96   $  805.12   $1,374.93   $2,850.91
with EBB Rider.............................................  $292.10   $  894.98   $1,523.68   $3,215.78
FIDELITY(R) VIP EQUITY-INCOME--INITIAL CLASS
without EBB Rider..........................................  $251.92   $  775.00   $1,324.87   $2,754.05
with EBB Rider.............................................  $282.07   $  865.16   $1,474.43   $3,120.00
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without EBB Rider..........................................  $290.07   $  888.96   $1,513.75   $3,116.73
with EBB Rider.............................................  $320.12   $  978.10   $1,660.40   $3,478.63
JANUS ASPEN SERIES BALANCED--INSTITUTIONAL SHARES
without EBB Rider..........................................  $261.96   $  805.12   $1,374.93   $2,850.91
with EBB Rider.............................................  $292.10   $  894.98   $1,523.68   $3,215.78
JANUS ASPEN SERIES WORLDWIDE GROWTH--INSTITUTIONAL SHARES
without EBB Rider..........................................  $265.98   $  817.12   $1,394.87   $2,889.32
with EBB Rider.............................................  $296.10   $  906.90   $1,543.33   $3,253.81
MFS(R) INVESTORS TRUST SERIES--INITIAL CLASS
without EBB Rider..........................................  $282.05   $  865.07   $1,474.31   $3,041.57
with EBB Rider.............................................  $312.12   $  954.41   $1,621.53   $3,404.36
MFS(R) RESEARCH SERIES--INITIAL CLASS
without EBB Rider..........................................  $283.05   $  868.07   $1,479.22   $3,050.98
with EBB Rider.............................................  $313.12   $  957.37   $1,626.38   $3,413.67

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
MFS(R) UTILITIES SERIES--SERVICE CLASS
without EBB Rider..........................................  $312.14   $  954.43   $1,621.55   $3,320.27
with EBB Rider.............................................  $342.11   $1,042.93   $1,766.49   $3,679.73
NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS S
without EBB Rider..........................................  $306.11   $  936.60   $1,592.25   $3,265.22
with EBB Rider.............................................  $336.13   $1,025.30   $1,737.67   $3,625.36
T. ROWE PRICE EQUITY INCOME PORTFOLIO
without EBB Rider..........................................  $280.05   $  859.10   $1,464.41   $3,022.69
with EBB Rider.............................................  $310.13   $  948.50   $1,611.82   $3,385.72
VAN ECK WORLDWIDE HARD ASSETS
without EBB Rider..........................................  $318.14   $  972.20   $1,650.72   $3,374.95
with EBB Rider.............................................  $348.09   $1,060.52   $1,795.19   $3,733.70
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS I
without EBB Rider..........................................  $382.04   $1,159.93   $1,956.63   $3,937.42
with EBB Rider.............................................  $411.80   $1,246.54   $2,096.34   $4,288.60
VICTORY VIF DIVERSIFIED STOCK--CLASS A SHARES
without EBB Rider..........................................  $363.11   $1,104.56   $1,866.84   $3,774.38
with EBB Rider.............................................  $392.93   $1,191.67   $2,007.94   $4,127.85

     On page 8, delete Question 2.

     On page 9, delete Questions 5, 6 and 7.

     On page 10, delete Question 14 in its entirety.

     On page 14, update the paragraph under the section entitled "FINANCIAL STATEMENTS" with the following:

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, N.Y. 10036.

     On page 15, update the chart entitled "CONDENSED FINANCIAL INFORMATION" with the following:

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of

Additional Information. Values and units shown are for full year periods beginning January 1* except where indicated.

                                                                       MAINSTAY VP CAPITAL
                              MAINSTAY VP BOND-- INITIAL CLASS     APPRECIATION-- INITIAL CLASS
                              ---------------------------------   ------------------------------
                               2003     2002     2001     2000    2003    2002    2001     2000
                              ------   ------   ------   ------   -----   -----   -----   ------
Accumulation Unit value
 (beginning of period)......  $12.32   $11.43   $10.62   $10.00   $4.88   $7.17   $9.46   $10.00
Accumulation Unit value (end
 of period).................  $12.68   $12.32   $11.43   $10.62   $6.11   $4.88   $7.17   $ 9.48
Number of units outstanding
 (in 000s) (end of period)..     121      170       96       16     160     174     186      123

                                                                          MAINSTAY VP COMMON
                                  MAINSTAY VP CASH MANAGEMENT           STOCK-- INITIAL CLASS
                              -----------------------------------   ------------------------------
                               2003     2002      2001      2000    2003    2002    2001     2000
                              ------   -------   -------   ------   -----   -----   -----   ------
Accumulation Unit value
 (beginning of period)......  $ 1.05   $  1.05   $  1.03   $ 1.00   $5.71   $7.65   $9.37   $10.00
Accumulation Unit value (end
 of period).................  $ 1.04   $  1.05   $  1.05   $ 1.03   $7.10   $5.71   $7.65   $ 7.65
Number of units outstanding
 (in 000s) (end of period)..   3,657    25,991    15,454    4,074     152     219     230      139

                                     MAINSTAY VP CONVERTIBLE--          MAINSTAY VP GOVERNMENT--
                                           INITIAL CLASS                      INITIAL CLASS
                                   ------------------------------   ---------------------------------
                                   2003    2002    2001     2000     2003     2002     2001     2000
                                   -----   -----   -----   ------   ------   ------   ------   ------
Accumulation Unit value
 (beginning of period)...........  $7.89   $8.71   $9.04   $10.00   $12.04   $11.13   $10.60   $10.00
Accumulation Unit value (end of
 period).........................  $9.50   $7.89   $8.71   $ 9.04   $12.07   $12.04   $11.13   $10.60
Number of units outstanding (in
 000s) (end of period)...........    168     209     199      150      162      287      128       27

                                       MAINSTAY VP HIGH YIELD          MAINSTAY VP INTERNATIONAL
                                   CORPORATE BOND-- INITIAL CLASS        EQUITY-- INITIAL CLASS
                                   -------------------------------   ------------------------------
                                    2003    2002    2001     2000    2003    2002    2001     2000
                                   ------   -----   -----   ------   -----   -----   -----   ------
Accumulation Unit value
 (beginning of period)...........  $ 9.65   $9.60   $9.29   $10.00   $7.45   $7.92   $9.35   $10.00
Accumulation Unit value (end of
 period).........................  $12.95   $9.65   $9.60   $ 9.29   $9.54   $7.45   $7.92   $ 9.35
Number of units outstanding (in
 000s) (end of period)...........     375     265     149       65      45      34      32       18

                                                                              MAINSTAY VP MID CAP            MAINSTAY VP
                                                  MAINSTAY VP MID CAP              GROWTH--                MID CAP VALUE--
                                                 CORE-- INITIAL CLASS            INITIAL CLASS              INITIAL CLASS
                                               -------------------------   -------------------------   ------------------------
                                                2003     2002    2001(A)    2003     2002    2001(A)    2003    2002    2001(A)
                                               ------   ------   -------   ------   ------   -------   ------   -----   -------
Accumulation Unit value (beginning of
 period).....................................  $ 8.67   $10.00   $10.00    $ 8.19   $11.65   $10.00    $ 8.23   $9.78   $10.00
Accumulation Unit value (end of period)......  $11.57   $ 8.67   $10.00    $11.68   $ 8.19   $11.65    $10.45   $8.23   $ 9.78
Number of units outstanding (in 000s) (end of
 period).....................................      15        8        0        17       17        5        65      67       11


                                                    MAINSTAY VP S&P 500
                                                   INDEX-- INITIAL CLASS
                                               ------------------------------
                                               2003    2002    2001     2000
                                               -----   -----   -----   ------
Accumulation Unit value (beginning of
 period).....................................  $6.23   $8.14   $9.40   $10.00
Accumulation Unit value (end of period)......  $7.87   $6.23   $8.14   $ 9.40
Number of units outstanding (in 000s) (end of
 period).....................................    227     250     224      135

                                             MAINSTAY VP SMALL
                                               CAP GROWTH--           MAINSTAY VP TOTAL RETURN--
                                               INITIAL CLASS                INITIAL CLASS
                                          -----------------------   ------------------------------
                                          2003    2002    2001(A)   2003    2002    2001     2000
                                          -----   -----   -------   -----   -----   -----   ------
Accumulation Unit value (beginning of
 period)................................  $7.07   $9.76   $10.00    $6.64   $8.09   $9.20   $10.00
Accumulation Unit value (end of
 period)................................  $9.86   $7.07   $ 9.76    $7.83   $6.64   $8.09   $ 9.20
Number of units outstanding (in 000s)
 (end of period)........................     43      38       28      242     278     302      297

                                                                                   MAINSTAY VP AMERICAN
                                                                                    CENTURY INCOME AND
                                                 MAINSTAY VP VALUE--                     GROWTH--
                                                    INITIAL CLASS                     INITIAL CLASS
                                          ---------------------------------   ------------------------------
                                           2003     2002     2001     2000    2003    2002    2001     2000
                                          ------   ------   ------   ------   -----   -----   -----   ------
Accumulation Unit value (beginning of
 period)................................  $ 8.49   $10.92   $11.04   $10.00   $6.57   $8.29   $9.21   $10.00
Accumulation Unit value (end of
 period)................................  $10.64   $ 8.49   $10.92   $11.04   $8.33   $6.57   $8.29   $ 9.21
Number of units outstanding (in 000s)
 (end of period)........................     101      106       73       22      37      32       9       17

                                                                           MAINSTAY VP EAGLE ASSET
                                                                              MANAGEMENT GROWTH
                                         MAINSTAY VP DREYFUS LARGE                 EQUITY--
                                       COMPANY VALUE-- INITIAL CLASS            INITIAL CLASS
                                      -------------------------------   ------------------------------
                                      2003    2002     2001     2000    2003    2002    2001     2000
                                      -----   -----   ------   ------   -----   -----   -----   ------
Accumulation Unit value (beginning
 of period).........................  $7.49   $9.86   $10.49   $10.00   $5.52   $7.81   $9.51   $10.00
Accumulation Unit value (end of
 period)............................  $9.43   $7.49   $ 9.86   $10.49   $6.96   $5.52   $7.81   $ 9.51
Number of units outstanding (in
 000s) (end of period)..............     40      41       34       17      91      87      69       55


                                         MAINSTAY VP LORD ABBETT            ALGER AMERICAN SMALL
                                           DEVELOPING GROWTH--                CAPITALIZATION--
                                              INITIAL CLASS                    CLASS O SHARES
                                      ------------------------------   ------------------------------
                                      2003    2002    2001     2000    2003    2002    2001     2000
                                      -----   -----   -----   ------   -----   -----   -----   ------
Accumulation Unit value (beginning
 of period).........................  $5.83   $8.33   $9.13   $10.00   $4.31   $5.94   $8.59   $10.00
Accumulation Unit value (end of
 period)............................  $7.95   $5.83   $8.33   $ 9.13   $6.05   $4.31   $5.94   $ 8.56
Number of units outstanding (in
 000s) (end of period)..............     28      19       6        9      69      97      67       69

                                                                         DREYFUS IP TECHNOLOGY            FIDELITY(R) VIP
                                         CALVERT SOCIAL BALANCED        GROWTH-- INITIAL SHARES    CONTRAFUND(R)-- INITIAL CLASS
                                      ------------------------------   -------------------------   ------------------------------
                                      2003    2002    2001     2000     2003     2002    2001(A)   2003    2002    2001     2000
                                      -----   -----   -----   ------   ------   ------   -------   -----   -----   -----   ------
Accumulation Unit value (beginning
 of period).........................  $7.42   $8.57   $9.36   $10.00   $ 7.18   $12.03   $10.00    $7.66   $8.58   $9.93   $10.00
Accumulation Unit value (end of
 period)............................  $8.71   $7.42   $8.57   $ 9.36   $10.67   $ 7.18   $12.03    $9.69   $7.66   $8.58   $ 9.93
Number of units outstanding (in
 000s) (end of period)..............     14      15      11       11       17       22        2      136     128     103       46

                                      FIDELITY(R) VIP EQUITY-INCOME--
                                               INITIAL CLASS
                                      --------------------------------
                                       2003    2002     2001     2000
                                      ------   -----   ------   ------
Accumulation Unit value (beginning
 of period).........................  $ 8.15   $9.97   $10.85   $10.00
Accumulation Unit value (end of
 period)............................  $10.46   $18.15  $ 9.97   $10.65
Number of units outstanding (in
 000s) (end of period)..............      84      77       53       27

                                                  FIDELITY(R) VIP
                                                     MID CAP--            JANUS ASPEN SERIES
                                                      SERVICE                 BALANCED--
                                                      CLASS 2            INSTITUTIONAL SHARES
                                                  ---------------   -------------------------------
                                                      2003(C)       2003    2002     2001     2000
                                                  ---------------   -----   -----   ------   ------
Accumulation Unit value (beginning of period)...       $10.00       $8.85   $$9.61  $10.24   $10.00
Accumulation Unit value (end of period).........       $10.17       $9.94   $8.85   $ 9.61   $10.24
Number of units outstanding (in 000s) (end of
 period)........................................            0         264     283      264      160


                                                        JANUS ASPEN SERIES
                                                        WORLDWIDE GROWTH--             MFS(R) INVESTORS TRUST
                                                       INSTITUTIONAL SHARES            SERIES-- INITIAL CLASS
                                                  ------------------------------   ------------------------------
                                                  2003    2002    2001     2000    2003    2002    2001     2000
                                                  -----   -----   -----   ------   -----   -----   -----   ------
Accumulation Unit value (beginning of period)...  $5.13   $7.00   $9.16   $10.00   $6.28   $8.07   $9.75   $10.00
Accumulation Unit value (end of period).........  $6.27   $5.13   $7.00   $ 9.16   $7.55   $6.28   $8.07   $ 9.75
Number of units outstanding (in 000s) (end of
 period)........................................    181     199     159      127      45      41      29       11

                                                                 MFS(R) RESEARCH SERIES--            T. ROWE PRICE EQUITY
                                                                      INITIAL CLASS                    INCOME PORTFOLIO
                                                              ------------------------------   ---------------------------------
                                                              2003    2002    2001     2000     2003     2002     2001     2000
                                                              -----   -----   -----   ------   ------   ------   ------   ------
Accumulation Unit value (beginning of period)...............  $5.10   $6.87   $8.66   $10.00   $ 9.47   $11.07   $11.08   $10.00
Accumulation Unit value (end of period).....................  $6.27   $5.10   $6.87   $ 8.86   $11.70   $ 9.47   $11.07   $11.08
Number of units outstanding (in 000s) (end of period).......     49      53      55       66      130      110       81       13

                                                                     VAN ECK WORLDWIDE               VAN KAMPEN UIF EMERGING
                                                                        HARD ASSETS                 MARKETS EQUITY-- CLASS I
                                                              --------------------------------   -------------------------------
                                                               2003    2002     2001     2000    2003    2002    2001     2000
                                                              ------   -----   ------   ------   -----   -----   -----   -------
Accumulation Unit value (beginning of period)...............  $ 8.83   $9.24   $10.48   $10.00   $5.12   $5.72   $6.21   $10.00
Accumulation Unit value (end of period).....................  $12.62   $8.83   $ 9.24   $10.48   $7.55   $5.12   $5.72   $ 6.21
Number of units outstanding (in 000s) (end of period).......      15       6        3        2      92      21   1,019        6

------------
 *  The policies were first offered on March 13, 2000.

(a) For the period July 2, 2001 (commencement of operations) through December 31, 2001.

(b) For the period September 5, 2003 (commencement of operations) through December 31, 2003.

(c) For the period September 5, 2003 (commencement of operations) through December 31, 2003.

     On page 16, in the second paragraph, replace the second sentence with "NYLIAC held assets of $52.1 billion at the end of 2003."

     On page 17, replace the chart with the following:


FUND                                   INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                       -                                   -
MainStay VP Series Fund, Inc.          New York Life Investment            MainStay VP Bond--Initial Class
                                       Management LLC                      MainStay VP Capital Appreciation--Initial Class
                                                                           MainStay VP Cash Management
                                                                           MainStay VP Common Stock--Initial Class
                                                                           MainStay VP Convertible--Initial Class
                                                                           MainStay VP Government--Initial Class
                                                                           MainStay VP High Yield Corporate Bond--
                                                                             Initial Class
                                                                           MainStay VP International Equity--Initial Class
                                                                           MainStay VP Mid Cap Core--Initial Class
                                                                           MainStay VP Mid Cap Growth--Initial Class
                                                                           MainStay VP Mid Cap Value--Initial Class
                                                                           MainStay VP S&P 500 Index--Initial Class
                                                                           MainStay VP Small Cap Growth--Initial Class
                                                                           MainStay VP Total Return--Initial Class
                                                                           MainStay VP Value--Initial Class
                                                                           MainStay VP American Century Income & Growth--
                                                                             Initial Class
                                                                           MainStay VP Dreyfus Large Company Value--
                                                                             Initial Class
                                                                           MainStay VP Eagle Asset Management Growth
                                                                             Equity--Initial Class
                                                                           MainStay VP Lord Abbett Developing Growth--
                                                                             Initial Class
-----------------------------------------------------------------------------------------------------------------------------
The Alger American Fund                Fred Alger Management, Inc.         Alger American Small Capitalization--Class O
                                                                           Shares
-----------------------------------------------------------------------------------------------------------------------------
Calvert Variable Series, Inc.          Calvert Asset Management Company,   Calvert Social Balanced
                                       Inc.
-----------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios          The Dreyfus Corporation             Dreyfus IP Technology Growth--Initial Shares
-----------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products   Fidelity Management and Research    Fidelity(R) VIP Contrafund(R)--Initial Class
Fund                                   Company                             Fidelity(R) VIP Equity-Income--Initial Class
                                                                           Fidelity(R) Mid Cap--Service Class 2
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series                     Janus Capital Management LLC        Janus Aspen Series Balanced--Institutional Shares
                                                                           Janus Aspen Series Worldwide Growth--
                                                                             Institutional Shares
-----------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust(SM)    MFS(R) Investment Management        MFS(R) Investors Trust Series--Initial Class
                                                                           MFS(R) Research Series--Initial Class
                                                                           MFS(R) Utilities Series--Initial Class
-----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisors Management   Neuberger Berman Management Inc.    Neuberger Berman AMT MidCap Growth--Class I
Trust
-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.      T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------
The Universal Institutional Funds,     Van Kampen                          Van Kampen UIF Emerging Markets Equity--Class I
Inc.
-----------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust      Van Eck Associates Corporation      Van Eck Worldwide Hard Assets
-----------------------------------------------------------------------------------------------------------------------------
Victory Variable Insurance Funds       Victory Capital Management Inc.     Victory VIP Diversified Stock--Class A Shares

     On page 21, replace the "Limits on Transfers" language with the following:

     This policy is not designed as a vehicle for market timing. Accordingly, your right to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that right may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer right could be applied to transfers to or from some or all of the Investment Divisions. We may, for example:

     - reject a transfer request from you or from any person acting on your behalf

     - restrict the method of making a transfer

     - impose redemption fees on short-term trading

     - limit the dollar amount on each transfer.

     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Division on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will require that all subsequent transfer requests for your policy(ies) be made through the U.S. mail or an overnight courier, and not through the IVR, VSC or our Service Center representatives. We will provide you with written notice when we take this action.

     Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. We will provide you with written notice of any transfer request not accepted by the Fund.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful affect from any particular transfer.

     We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful affects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:

     - increased administrative expenses,

     - portfolio management decisions driven by the need to maintain higher than normal liquidity or

     - dilution of the interests of long-term investors.

     On page 22, in the second paragraph under "Dollar Cost Averaging," change "LifeStages VP Growth Equity" to "LifeStages VP Common Stock."

     Replace the text on pages 33 through 35 under "Federal Tax Matters" with the following:

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from Tax Sheltered Annuities under
Section 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, (3) received in substantially equal installments paid at least annually as a life annuity, or (4) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408 and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA Policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA Policy, including the right to name his or her own Beneficiary in the event of death.

          Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

     On page 37, the Table of Contents for the Statement of Additional Information ("SAI"), change the date reference to May 1, 2004.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2004
                                      FOR

                     LIFESTAGES(R) ACCESS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the LifeStages(R) Access Variable Annuity Prospectus dated May 1, 2002 and Supplements dated May 1, 2003 and May 1, 2004. You should read the SAI in conjunction with the LifeStages(R) Access Variable Annuity Prospectus and Supplements. You may obtain a copy of the Supplemented Prospectus by calling 800-598-2019 or writing to NYLIAC Variable Products Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the May 1, 2002 LifeStages(R) Access Variable Annuity Prospectus, as supplemented on May 1, 2003 and May 1, 2004.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
ANNUITY PAYMENTS............................................    2
GENERAL MATTERS.............................................    2
FEDERAL TAX MATTERS.........................................    3
  Taxation of New York Life Insurance and Annuity
     Corporation............................................    3
  Tax Status of the Policies................................    3
DISTRIBUTOR OF THE POLICIES.................................    4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    4
STATE REGULATION............................................    4
RECORDS AND REPORTS.........................................    4
LEGAL PROCEEDINGS...........................................    4
FINANCIAL STATEMENTS........................................    5
OTHER INFORMATION...........................................    5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                   (a/b) - c

Where: a = the result of:

          (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

         b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

         c = a factor representing the charge deducted from the applicable
             Investment Division on a daily basis. Such factor is equal, on an annual basis, to 1.55% annualized of the daily average Variable Accumulation Value of the Separate Account. (See "Separate Account Charge" in the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments--Election of Income Payment Options" in the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made, unless required otherwise by state law.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General" in the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the

Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the Policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors LLC ("NYLIFE Distributors"), is the principal underwriter and the distributor of the policies. It is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 6.25%. A portion of this amount is paid as commissions to registered representatives.

     For the years ending December 31, 2001, 2002 and 2003, NYLIAC paid commissions of $660,948, $1,221,332 and $2,064,966 respectively, none of which was retained by NYLIFE Distributors.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the Statement.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

            SERIES I POLICIES:               LifeStages(R) Variable Annuity
                                             LifeStages(R) Flexible Premium Variable
                                             Annuity
                                             MainStay Plus Variable Annuity

            SERIES II POLICIES:              LifeStages(R) Access Variable Annuity
                                             MainStay Access Variable Annuity

            SERIES III POLICIES:             LifeStages(R) Premium Plus Variable
                                             Annuity
                                             MainStay Premium Plus Variable Annuity
                                             AmSouth Premium Plus Variable Annuity

            SERIES IV POLICIES:              LifeStages(R) Essentials Variable Annuity
                                             MainStay Plus II Variable Annuity

            SERIES V POLICIES:               LifeStages(R) Select Variable Annuity
                                             MainStay Select Variable Annuity

            SERIES VI POLICIES:              LifeStages(R) Premium Plus II Variable
                                             Annuity
                                             MainStay Premium Plus II Variable Annuity
                                             AmSouth Premium Plus II Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003


                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                                  BOND--       APPRECIATION--        CASH
                                                              INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $281,491,655     $415,078,798     $240,252,733

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        975,985        1,377,139          850,799
    Administrative charges..................................         86,074          156,122           75,148
                                                               ------------     ------------     ------------
      Total net assets......................................   $280,429,596     $413,545,537     $239,326,786
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $196,826,934     $377,778,664     $163,924,962
    Series II Policies......................................      1,536,010          976,001        3,795,633
    Series III Policies.....................................     64,492,060       25,919,084       50,235,964
    Series IV Policies......................................     17,219,042        8,811,868       16,441,223
    Series V Policies.......................................        355,550           59,920        2,061,058
    Series VI Policies......................................             --               --        2,867,946
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $280,429,596     $413,545,537     $239,326,786
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      15.60     $      16.26     $       1.26
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      12.68     $       6.11     $       1.04
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      12.43     $       5.57     $       1.03
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      11.10     $       9.34     $       0.99
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      10.80     $      11.47     $       0.99
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $       0.99
                                                               ============     ============     ============
Identified Cost of Investment...............................   $284,161,133     $609,781,783     $240,260,046
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
     $225,571,667      $108,998,352      $250,740,814      $321,145,238       $781,539,107      $629,673,231      $ 49,420,626

          744,765           367,536           904,960         1,084,918          2,571,527         2,106,182           163,694
           70,535            29,738            78,826           116,546            252,333           221,589            14,731
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $224,756,367      $108,601,078      $249,757,028      $319,943,774       $778,715,247      $627,345,460      $ 49,242,201
     ============      ============      ============      ============       ============      ============      ============
     $169,401,723      $ 60,032,730      $169,700,725      $278,264,551       $617,550,735      $535,415,018      $ 34,845,056
        1,598,769           678,336         1,957,393         1,076,570          4,850,580         1,788,250           424,752
       41,468,924        30,860,627        59,898,565        31,600,772        118,929,937        70,811,691        10,624,757
       12,094,335        11,462,658        17,692,012         8,754,461         35,842,156        19,066,553         3,285,353
          192,616           301,990           508,333           247,420          1,541,839           263,948            62,283
               --                --                --                --                 --                --                --
               --         5,264,737                --                --                 --                --                --
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $224,756,367      $108,601,078      $249,757,028      $319,943,774       $778,715,247      $627,345,460      $ 49,242,201
     ============      ============      ============      ============       ============      ============      ============
     $      16.81      $      10.53      $      15.17      $      20.33       $      20.42      $      20.74      $      15.63
     ============      ============      ============      ============       ============      ============      ============
     $       9.50      $      10.45      $      12.07      $       7.10       $      12.95      $       7.87      $       9.54
     ============      ============      ============      ============       ============      ============      ============
     $       9.10      $      10.63      $      11.94      $       7.14       $      12.73      $       7.65      $       9.57
     ============      ============      ============      ============       ============      ============      ============
     $      11.17      $      10.29      $      10.78      $      10.07       $      12.99      $      10.37      $      11.30
     ============      ============      ============      ============       ============      ============      ============
     $      12.44      $      10.37      $      10.52      $      11.37       $      13.75      $      12.39      $      12.49
     ============      ============      ============      ============       ============      ============      ============
     $         --      $         --      $         --      $         --       $         --      $         --      $         --
     ============      ============      ============      ============       ============      ============      ============
     $228,463,133      $ 95,120,552      $257,542,935      $405,439,495       $754,934,893      $717,959,063      $ 41,642,306
     ============      ============      ============      ============       ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                  CORE--          GROWTH--         GROWTH--
                                                              INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                              -----------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 40,295,500     $ 60,695,252     $ 66,428,112

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        139,474          197,908          219,594
    Administrative charges..................................         11,431           15,767           18,035
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 40,144,595     $ 60,481,577     $ 66,190,483
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $ 20,056,137     $ 31,975,772     $ 35,348,343
    Series II Policies......................................        169,895          198,156          426,344
    Series III Policies.....................................     11,573,045       17,706,361       17,969,552
    Series IV Policies......................................      4,278,444        5,924,322        7,513,804
    Series V Policies.......................................         45,152          106,641          125,736
    Series VI Policies......................................             --               --               --
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........      4,021,922        4,570,325        4,806,704
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 40,144,595     $ 60,481,577     $ 66,190,483
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      10.73     $       9.14     $       9.61
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      11.57     $      11.68     $       9.86
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      11.13     $       9.32     $       9.56
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      10.88     $      10.01     $      10.35
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      12.90     $      14.50     $      11.55
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $ 33,451,207     $ 52,231,692     $ 54,980,971
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP        INCOME &           COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--          GROWTH--           VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
     $265,255,934      $252,411,214      $ 54,148,915      $ 49,770,097      $118,372,306      $ 33,087,455       $ 73,565,190

          871,156           848,719           182,966           168,488           393,173           112,893            255,876
           94,855            85,030            18,415            14,771            40,425            11,000             25,846
     ------------      ------------      ------------      ------------      ------------      ------------       ------------
     $264,289,923      $251,477,465      $ 53,947,534      $ 49,586,838      $117,938,708      $ 32,963,562       $ 73,283,468
     ============      ============      ============      ============      ============      ============       ============
     $233,916,898      $202,324,162      $ 44,045,243      $ 34,700,757      $ 97,271,033      $ 19,240,137       $60,347,28 1
        1,895,161         1,071,648           309,133           374,346           633,190           225,438            417,902
       21,510,490        36,810,977         7,574,438        11,629,940        16,376,702         5,666,582         10,454,791
        6,661,945        11,040,621         2,017,889         2,835,354         3,610,169         1,394,271          2,009,805
          305,429           230,057               831            46,441            47,614             8,299             53,689
               --                --                --                --                --                --                 --
               --                --                --                --                --         6,428,835                 --
     ------------      ------------      ------------      ------------      ------------      ------------       ------------
     $264,289,923      $251,477,465      $ 53,947,534      $ 49,586,838      $117,938,708      $ 32,963,562       $ 73,283,468
     ============      ============      ============      ============      ============      ============       ============
     $      17.01      $      18.22      $      10.07      $      10.18      $      12.44      $       8.30       $       8.63
     ============      ============      ============      ============      ============      ============       ============
     $       7.83      $      10.64      $       8.33      $       9.43      $       6.96      $       7.95       $       6.05
     ============      ============      ============      ============      ============      ============       ============
     $       7.50      $      10.17      $       8.17      $       9.31      $       5.95      $       7.99       $       5.61
     ============      ============      ============      ============      ============      ============       ============
     $      10.29      $       9.63      $      10.34      $      10.07      $       9.97      $      10.54       $      11.49
     ============      ============      ============      ============      ============      ============       ============
     $      11.67      $      10.43      $      11.44      $      13.28      $      12.08      $      13.13       $      13.52
     ============      ============      ============      ============      ============      ============       ============
     $         --      $         --      $         --      $         --      $         --      $         --       $         --
     ============      ============      ============      ============      ============      ============       ============
     $312,941,517      $256,545,046      $ 56,310,038      $ 48,379,852      $161,542,876      $ 34,556,127       $ 65,284,259
     ============      ============      ============      ============      ============      ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                 AMSOUTH          AMSOUTH          AMSOUTH
                                                                 ENHANCED      INTERNATIONAL      LARGE CAP
                                                               MARKET FUND      EQUITY FUND          FUND
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $  2,557,892     $    394,811     $  4,039,805

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................         10,142            1,502           16,183
    Administrative charges..................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  2,547,750     $    393,309     $  4,023,622
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $         --     $         --     $         --
    Series II Policies......................................             --               --               --
    Series III Policies.....................................      2,414,573          361,331        3,889,221
    Series IV Policies......................................             --               --               --
    Series V Policies.......................................             --               --               --
    Series VI Policies......................................        133,177           31,978          134,401
                                                               ------------     ------------     ------------
      Total net assets......................................   $  2,547,750     $    393,309     $  4,023,622
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       8.24     $      10.16     $       8.13
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $      11.29     $      12.59     $      10.99
                                                               ============     ============     ============
Identified Cost of Investment...............................   $  2,390,927     $    317,294     $  3,777,272
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                JANUS ASPEN
                                          DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES
        AMSOUTH           CALVERT         TECHNOLOGY            VIP               VIP           BALANCED--
        MID CAP           SOCIAL           GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL
         FUND            BALANCED       INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES
    ---------------------------------------------------------------------------------------------------------
     $  1,503,759      $ 39,185,735      $ 30,948,307      $348,451,969      $226,324,755      $647,368,020

            6,001           129,021           104,816         1,172,793           759,108         2,189,150
               --            11,704             7,345           122,395            74,264           228,565
     ------------      ------------      ------------      ------------      ------------      ------------
     $  1,497,758      $ 39,045,010      $ 30,836,146      $347,156,781      $225,491,383      $644,950,305
     ============      ============      ============      ============      ============      ============
     $         --      $ 27,683,129      $ 17,740,484      $291,995,341      $179,593,774      $541,658,519
               --           125,261           182,486         1,321,231           876,892         2,620,416
        1,411,906         8,418,633        10,675,905        41,756,895        36,551,550        79,153,982
               --         2,279,058         2,205,573        11,684,897         8,098,792        21,003,960
               --            69,851            31,698           398,417           370,375           513,428
           85,852           469,078                --                --                --                --
     ------------      ------------      ------------      ------------      ------------      ------------
     $  1,497,758      $ 39,045,010      $ 30,836,146      $347,156,781      $225,491,383      $644,950,305
     ============      ============      ============      ============      ============      ============
     $         --      $      16.73      $       8.75      $      18.44      $      16.07      $      19.17
     ============      ============      ============      ============      ============      ============
     $         --      $       8.71      $      10.67      $       9.69      $      10.46      $       9.94
     ============      ============      ============      ============      ============      ============
     $       7.48      $       8.46      $       8.89      $       9.31      $      10.30      $       9.36
     ============      ============      ============      ============      ============      ============
     $         --      $      10.85      $      10.65      $      10.93      $      10.47      $      10.33
     ============      ============      ============      ============      ============      ============
     $         --      $      11.81      $      14.17      $      12.99      $      10.54      $      10.72
     ============      ============      ============      ============      ============      ============
     $      11.78      $      10.80      $         --      $         --      $         --      $         --
     ============      ============      ============      ============      ============      ============
     $  1,325,792      $ 42,134,866      $ 27,033,952      $351,283,357      $220,147,608      $696,376,267
     ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                                               JANUS ASPEN
                                                                  SERIES           MFS(R)
                                                                WORLDWIDE        INVESTORS          MFS(R)
                                                                 GROWTH--          TRUST           RESEARCH
                                                              INSTITUTIONAL       SERIES--         SERIES--
                                                                  SHARES       INITIAL CLASS    INITIAL CLASS
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $294,660,871     $ 32,136,685     $ 41,069,235

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................      1,002,517          109,775          138,838
    Administrative charges..................................        112,938           10,376           13,805
                                                               ------------     ------------     ------------
      Total net assets......................................   $293,545,416     $ 32,016,534     $ 40,916,592
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $266,038,707     $ 24,571,808     $ 33,394,846
    Series II Policies......................................      1,136,224          340,194          306,806
    Series III Policies.....................................     20,011,225        5,794,625        6,172,368
    Series IV Policies......................................      6,274,886        1,236,039        1,035,007
    Series V Policies.......................................         84,374           73,868            7,565
    Series VI Policies......................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $293,545,416     $ 32,016,534     $ 40,916,592
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      14.70     $       8.52     $       8.84
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       6.27     $       7.55     $       6.27
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       5.75     $       7.43     $       6.00
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       9.52     $       9.80     $       9.69
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      12.13     $      12.46     $      11.82
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $462,648,906     $ 35,506,755     $ 54,420,307
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                            NEUBERGER                                            VAN KAMPEN
                             BERMAN                                                  UIF
                               AMT          T. ROWE PRICE        VAN ECK          EMERGING
          MFS(R)             MID-CAP           EQUITY           WORLDWIDE          MARKETS
    UTILITIES SERIES--      GROWTH--           INCOME             HARD            EQUITY--
      INITIAL CLASS          CLASS I          PORTFOLIO          ASSETS            CLASS I
    ------------------------------------------------------------------------------------------
        $  2,151,853      $  8,339,716      $173,151,584      $ 18,110,097      $ 40,606,593

               8,105            27,263           586,919            57,916           133,174
                 395             1,778            50,663             4,282            13,559
        ------------      ------------      ------------      ------------      ------------
        $  2,143,353      $  8,310,675      $172,514,002      $ 18,047,899      $ 40,459,860
        ============      ============      ============      ============      ============
        $    869,987      $  4,336,129      $117,893,849      $ 10,239,249      $ 33,055,195
              15,925            69,468         1,524,115           190,123           697,420
           1,138,057         3,203,607        41,614,651         5,745,470         5,409,110
             104,184           619,296        11,020,235         1,461,248         1,279,211
              15,200            82,175           461,152            63,455            18,924
                  --                --                --           348,354                --
        ------------      ------------      ------------      ------------      ------------
        $  2,143,353      $  8,310,675      $172,514,002      $ 18,047,899      $ 40,459,860
        ============      ============      ============      ============      ============
        $       9.01      $       8.49      $      12.25      $      12.72      $      10.46
        ============      ============      ============      ============      ============
        $      10.62      $       8.75      $      11.70      $      12.62      $       7.55
        ============      ============      ============      ============      ============
        $       8.49      $       8.81      $      11.45      $      12.79      $       8.77
        ============      ============      ============      ============      ============
        $      13.64      $      12.22      $      10.17      $      12.04      $      11.62
        ============      ============      ============      ============      ============
        $      12.22      $      11.85      $      10.36      $      15.24      $      14.95
        ============      ============      ============      ============      ============
        $         --      $         --      $         --      $      13.42      $         --
        ============      ============      ============      ============      ============
        $  1,760,232      $  7,498,859      $157,810,480      $ 14,076,561      $ 40,088,707
        ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                                   MAINSTAY VP
                                                                MAINSTAY VP          CAPITAL          MAINSTAY VP
                                                                   BOND--         APPRECIATION--     CONVERTIBLE--
                                                               SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $ 18,941,930       $ 14,929,391       $ 22,679,603

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          50,616             39,486             57,364
    Administrative charges..................................           2,741              2,228              3,362
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 18,888,573       $ 14,887,677       $ 22,618,877
                                                                ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................    $  2,928,687       $  2,759,547       $  3,817,332
    Series II Policies......................................              --                 --                 --
    Series III Policies.....................................       6,344,021          5,334,317          7,798,273
    Series IV Policies......................................       5,866,660          4,522,004          7,040,181
    Series V Policies.......................................         406,643             85,801            533,306
    Series VI Policies......................................       3,342,562          2,186,008          3,429,785
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 18,888,573       $ 14,887,677       $ 22,618,877
                                                                ============       ============       ============
    Series I variable accumulation unit value...............    $       9.91       $      11.15       $      10.99
                                                                ============       ============       ============
    Series II variable accumulation unit value..............    $         --       $         --       $         --
                                                                ============       ============       ============
    Series III variable accumulation unit value.............    $       9.91       $      11.26       $      11.03
                                                                ============       ============       ============
    Series IV variable accumulation unit value..............    $       9.92       $      11.14       $      10.94
                                                                ============       ============       ============
    Series V variable accumulation unit value...............    $       9.83       $      10.98       $      10.91
                                                                ============       ============       ============
    Series VI variable accumulation unit value..............    $       9.89       $      11.12       $      10.85
                                                                ============       ============       ============
Identified Cost of Investment...............................    $ 19,909,146       $ 14,022,189       $ 21,741,928
                                                                ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                               MAINSTAY VP
      MAINSTAY VP                           MAINSTAY VP         HIGH YIELD        MAINSTAY VP        MAINSTAY VP
         EQUITY          MAINSTAY VP           GROWTH           CORPORATE           INDEXED         INTERNATIONAL
        INCOME--         GOVERNMENT--         EQUITY--            BOND--            EQUITY--           EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------
      $ 16,652,432       $ 13,142,328       $  9,825,268       $ 76,633,149       $ 38,215,590       $  8,603,386

            42,658             35,676             26,102            194,565             97,127             21,502
             2,224              2,356              1,599             11,970              6,160              1,225
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 16,607,550       $ 13,104,296       $  9,797,567       $ 76,426,614       $ 38,112,303       $  8,580,659
      ============       ============       ============       ============       ============       ============
      $  2,399,475       $  2,650,681       $  1,841,526       $ 10,501,050       $  6,828,019       $  1,339,837
                --                 --                 --                 --                 --                 --
         6,442,796          4,086,876          3,093,844         28,302,309         13,604,362          2,932,528
         5,125,156          4,146,705          3,340,320         25,511,548         11,687,631          2,848,538
           121,519            420,525             37,730          2,900,866          1,343,565             78,476
         2,518,604          1,799,509          1,484,147          9,210,841          4,648,726          1,381,280
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 16,607,550       $ 13,104,296       $  9,797,567       $ 76,426,614       $ 38,112,303       $  8,580,659
      ============       ============       ============       ============       ============       ============
      $      11.60       $       9.75       $      11.40       $      11.41       $      11.26       $      11.74
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $         --       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $      11.72       $       9.69       $      11.34       $      11.35       $      11.20       $      11.55
      ============       ============       ============       ============       ============       ============
      $      11.59       $       9.76       $      11.40       $      11.47       $      11.26       $      11.60
      ============       ============       ============       ============       ============       ============
      $      11.51       $       9.74       $      11.32       $      11.36       $      11.24       $      11.28
      ============       ============       ============       ============       ============       ============
      $      11.57       $       9.73       $      11.38       $      11.39       $      11.24       $      11.37
      ============       ============       ============       ============       ============       ============
      $ 15,254,867       $ 13,603,849       $  9,164,923       $ 77,060,182       $ 35,870,989       $  7,873,214
      ============       ============       ============       ============       ============       ============


       MAINSTAY VP
         MID CAP
          CORE--
      SERVICE CLASS
     ----------------
       $  8,452,485
             21,487
              1,313
       ------------
       $  8,429,685
       ============
       $  1,476,689
                 --
          2,774,125
          2,676,982
            182,618
          1,319,271
       ------------
       $  8,429,685
       ============
       $      11.80
       ============
       $         --
       ============
       $      11.72
       ============
       $      11.73
       ============
       $      11.78
       ============
       $      11.64
       ============
       $  7,792,473
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                                                                  MID CAP           SMALL CAP            TOTAL
                                                                  GROWTH--           GROWTH--           RETURN--
                                                               SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $ 15,782,007       $ 13,654,247       $ 11,718,281

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          39,035             33,856             29,993
    Administrative charges..................................           2,287              1,952              1,529
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 15,740,685       $ 13,618,439       $ 11,686,759
                                                                ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................    $  2,376,133       $  2,354,900       $  1,835,410
    Series II Policies......................................              --                 --                 --
    Series III Policies.....................................       5,125,372          4,734,537          4,276,405
    Series IV Policies......................................       5,111,200          4,234,902          3,248,182
    Series V Policies.......................................         186,489             92,630            159,163
    Series VI Policies......................................       2,941,491          2,201,470          2,167,599
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 15,740,685       $ 13,618,439       $ 11,686,759
                                                                ============       ============       ============
    Series I variable accumulation unit value...............    $      12.07       $      12.24       $      10.73
                                                                ============       ============       ============
    Series II variable accumulation unit value..............    $         --       $         --       $         --
                                                                ============       ============       ============
    Series III variable accumulation unit value.............    $      11.82       $      12.32       $      10.71
                                                                ============       ============       ============
    Series IV variable accumulation unit value..............    $      11.83       $      12.01       $      10.86
                                                                ============       ============       ============
    Series V variable accumulation unit value...............    $      11.61       $      11.71       $      10.57
                                                                ============       ============       ============
    Series VI variable accumulation unit value..............    $      12.05       $      12.21       $      10.56
                                                                ============       ============       ============
Identified Cost of Investment...............................    $ 14,725,822       $ 12,729,700       $ 11,399,845
                                                                ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                         MAINSTAY VP        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                           AMERICAN           DREYFUS          EAGLE ASSET            LORD              ALGER
                           CENTURY             LARGE            MANAGEMENT           ABBETT            AMERICAN
      MAINSTAY VP           INCOME            COMPANY             GROWTH           DEVELOPING           SMALL
        VALUE--           & GROWTH--          VALUE--            EQUITY--           GROWTH--       CAPITALIZATION--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      CLASS S SHARES
    ---------------------------------------------------------------------------------------------------------------
      $ 14,555,134       $  3,964,304       $  5,722,509       $  7,134,548       $  4,249,899       $  4,368,568

            37,929             10,266             14,680             18,886             10,714              9,838
             2,218                540                832                908                589                665
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 14,514,987       $  3,953,498       $  5,706,997       $  7,114,754       $  4,238,596       $  4,358,065
      ============       ============       ============       ============       ============       ============
      $  2,571,892       $    503,305       $    820,893       $    820,021       $    637,332       $    670,576
                --                 --                 --                 --                 --                 --
         5,057,908          1,437,244          1,807,339          2,736,879          1,458,094          1,576,259
         4,598,124          1,388,520          2,039,361          2,232,605          1,358,322          1,594,368
           160,283             23,962            132,665             60,418             63,982             22,090
         2,126,780            600,467            906,739          1,264,831            720,866            494,772
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 14,514,987       $  3,953,498       $  5,706,997       $  7,114,754       $  4,238,596       $  4,358,065
      ============       ============       ============       ============       ============       ============
      $      11.55       $      11.07       $      11.32       $      11.11       $      11.63       $      12.16
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $         --       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $      11.48       $      11.38       $      11.29       $      11.08       $      11.47       $      12.15
      ============       ============       ============       ============       ============       ============
      $      11.72       $      11.32       $      11.29       $      11.09       $      11.62       $      12.11
      ============       ============       ============       ============       ============       ============
      $      11.48       $      11.19       $      11.21       $      10.77       $      11.41       $      11.96
      ============       ============       ============       ============       ============       ============
      $      11.52       $      11.23       $      11.28       $      11.06       $      11.77       $      12.15
      ============       ============       ============       ============       ============       ============
      $ 13,476,739       $  3,695,137       $  5,316,202       $  6,733,272       $  4,087,202       $  4,103,371
      ============       ============       ============       ============       ============       ============


        DREYFUS IP
        TECHNOLOGY
         GROWTH--
      SERVICE SHARES
     ----------------
       $  8,216,750
             21,256
              1,198
       ------------
       $  8,194,296
       ============
       $  1,226,378
                 --
          2,882,982
          2,683,507
             99,542
          1,301,887
       ------------
       $  8,194,296
       ============
       $      11.77
       ============
       $         --
       ============
       $      11.67
       ============
       $      11.68
       ============
       $      11.64
       ============
       $      11.65
       ============
       $  7,749,646
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                               FIDELITY(R)        FIDELITY(R)        FIDELITY(R)        JANUS ASPEN
                                                   VIP                VIP                VIP               SERIES
                                             CONTRAFUND(R)--    EQUITY-INCOME--       MID CAP--          BALANCED--
                                             SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES
                                             -------------------------------------------------------------------------
ASSETS:
  Investment at net asset value............    $ 19,266,269       $ 17,293,382       $  5,073,547       $ 24,706,059

LIABILITIES:
  Liability to New York Life Insurance and
  Annuity Corporation for:
    Mortality and expense risk charges.....          47,674             42,987              8,708             66,549
    Administrative charges.................           2,896              2,641                645              3,907
                                               ------------       ------------       ------------       ------------
      Total net assets.....................    $ 19,215,699       $ 17,247,754       $  5,064,194       $ 24,635,603
                                               ============       ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies......................    $  3,715,408       $  2,887,693       $  2,237,229       $  4,308,274
    Series II Policies.....................              --                 --                884                 --
    Series III Policies....................       7,143,032          5,732,982          1,206,920          8,227,854
    Series IV Policies.....................       5,521,044          4,826,845          1,081,562          7,589,914
    Series V Policies......................         316,475            822,934             39,063            440,682
    Series VI Policies.....................       2,519,740          2,977,300            498,536          4,068,879
                                               ------------       ------------       ------------       ------------
      Total net assets.....................    $ 19,215,699       $ 17,247,754       $  5,064,194       $ 24,635,603
                                               ============       ============       ============       ============
    Series I variable accumulation unit
      value................................    $      11.69       $      11.53       $      11.27       $      10.52
                                               ============       ============       ============       ============
    Series II variable accumulation unit
      value................................    $         --       $         --       $      10.17       $         --
                                               ============       ============       ============       ============
    Series III variable accumulation unit
      value................................    $      11.59       $      11.37       $      11.23       $      10.57
                                               ============       ============       ============       ============
    Series IV variable accumulation unit
      value................................    $      11.82       $      11.48       $      11.41       $      10.51
                                               ============       ============       ============       ============
    Series V variable accumulation unit
      value................................    $      11.48       $      11.54       $      10.77       $      10.50
                                               ============       ============       ============       ============
    Series VI variable accumulation unit
      value................................    $      11.49       $      11.44       $      11.43       $      10.51
                                               ============       ============       ============       ============
Identified Cost of Investment..............    $ 17,933,084       $ 15,792,975       $  4,776,452       $ 23,788,962
                                               ============       ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                     NEUBERGER
      JANUS ASPEN           MFS(R)                                                     BERMAN
         SERIES           INVESTORS            MFS(R)                                   AMT           T. ROWE PRICE
       WORLDWIDE            TRUST             RESEARCH             MFS(R)             MID-CAP             EQUITY
        GROWTH--           SERIES--           SERIES--       UTILITIES SERIES--       GROWTH--            INCOME
     SERVICE SHARES     SERVICE CLASS      SERVICE CLASS       SERVICE CLASS          CLASS S         PORTFOLIO--II
    -----------------------------------------------------------------------------------------------------------------
      $  7,190,436       $  1,122,060       $  1,779,131        $    158,147        $    520,012       $ 17,875,231

            18,831              2,933              5,048                 259               1,443             23,397
             1,111                170                275                  16                 121              2,748
      ------------       ------------       ------------        ------------        ------------       ------------
      $  7,170,494       $  1,118,957       $  1,773,808        $    157,872        $    518,448       $ 17,849,086
      ============       ============       ============        ============        ============       ============
      $  1,397,674       $    135,394       $    381,921        $      3,248        $      6,122       $  2,505,846
                --                 --                 --                  --                  --                 --
         2,542,406            314,404            637,442              80,322             105,243          5,783,339
         2,225,544            468,692            460,107              62,558             268,997          5,370,233
            21,616             13,100             15,428              11,041              81,978            932,600
           983,254            187,367            278,910                 703              56,108          3,257,068
      ------------       ------------       ------------        ------------        ------------       ------------
      $  7,170,494       $  1,118,957       $  1,773,808        $    157,872        $    518,448       $ 17,849,086
      ============       ============       ============        ============        ============       ============
      $      11.53       $      10.86       $      11.02        $      10.83        $      10.91       $      11.20
      ============       ============       ============        ============        ============       ============
      $         --       $         --       $         --        $         --        $         --       $         --
      ============       ============       ============        ============        ============       ============
      $      11.45       $      10.94       $      10.95        $      11.41        $      10.98       $      11.16
      ============       ============       ============        ============        ============       ============
      $      11.44       $      10.97       $      10.75        $      11.46        $      11.32       $      11.23
      ============       ============       ============        ============        ============       ============
      $      11.31       $      10.92       $      11.05        $      11.50        $      11.12       $      11.13
      ============       ============       ============        ============        ============       ============
      $      11.23       $      10.88       $      11.13        $      11.39        $      11.13       $      11.16
      ============       ============       ============        ============        ============       ============
      $  6,638,353       $  1,052,659       $  1,659,816        $    146,971        $    492,371       $ 16,551,492
      ============       ============       ============        ============        ============       ============

        VAN KAMPEN
           UIF
         EMERGING
         MARKETS
         EQUITY--
         CLASS II
    --------------------------------------------------
       $  2,877,060
              5,629
                272
       ------------
       $  2,871,159
       ============
       $    423,808
                 --
          1,421,611
            729,045
                 64
            296,631
       ------------
       $  2,871,159
       ============
       $      13.71
       ============
       $         --
       ============
       $      13.20
       ============
       $      13.65
       ============
       $      10.57
       ============
       $      13.25
       ============
       $  2,642,078
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

                                                                                MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL           MAINSTAY VP
                                                              BOND--          APPRECIATION--           CASH
                                                           INITIAL CLASS       INITIAL CLASS        MANAGEMENT
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $  11,549,843       $     820,426       $   2,106,947
  Mortality and expense risk charges...................       (3,974,431)         (4,669,596)         (4,136,336)
  Administrative charges...............................         (359,840)           (534,349)           (352,932)
                                                           -------------       -------------       -------------
      Net investment income (loss).....................        7,215,572          (4,383,519)         (2,382,321)
                                                           -------------       -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................       61,395,208          43,994,528         922,365,690
  Cost of investments sold.............................      (59,050,277)        (80,114,794)       (922,369,397)
                                                           -------------       -------------       -------------
      Net realized gain (loss) on investments..........        2,344,931         (36,120,266)             (3,707)
  Realized gain distribution received..................        6,901,429                  --                  --
  Change in unrealized appreciation (depreciation) on
    investments........................................       (7,897,548)        124,526,805             (11,386)
                                                           -------------       -------------       -------------
      Net gain (loss) on investments...................        1,348,812          88,406,539             (15,093)
                                                           -------------       -------------       -------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $   8,564,384       $  84,023,020       $  (2,397,414)
                                                           =============       =============       =============


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                              CORE--             GROWTH--            GROWTH--
                                                           INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $     144,593       $          --      $            --
  Mortality and expense risk charges...................         (384,897)           (454,492)            (558,158)
  Administrative charges...............................          (32,907)            (36,968)             (46,427)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................         (273,211)           (491,460)            (604,585)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................        3,450,282           2,348,747            5,190,139
  Cost of investments sold.............................       (3,569,781)         (2,856,206)          (6,343,502)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........         (119,499)           (507,459)          (1,153,363)
  Realized gain distribution received..................               --                  --                   --
  Change in unrealized appreciation (depreciation) on
    investments........................................        9,303,191          13,281,925           16,529,663
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................        9,183,692          12,774,466           15,376,300
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $   8,910,481       $  12,283,006      $    14,771,715
                                                           =============       =============      ===============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL
    CONVERTIBLE--       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
    $   4,680,950    $     927,085    $  11,784,538    $   3,005,229    $  51,697,275    $   7,447,545    $     778,554
       (2,449,729)      (1,107,925)      (4,166,480)      (3,627,232)      (8,127,463)      (6,916,612)        (502,332)
         (237,279)         (91,069)        (374,175)        (392,449)        (815,290)        (738,605)         (43,798)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        1,993,942         (271,909)       7,243,883       (1,014,452)      42,754,522         (207,672)         232,424
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       13,118,691        5,101,135      131,425,599       32,209,887       84,299,039       54,709,781      173,525,716
      (15,760,387)      (5,728,098)    (123,766,697)     (47,031,247)    (100,624,688)     (68,164,538)    (171,167,937)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       (2,641,696)        (626,963)       7,658,902      (14,821,360)     (16,325,649)     (13,454,757)       2,357,779
               --               --               --               --               --               --               --
       36,619,539       22,832,096      (14,553,572)      79,633,960      154,499,618      143,135,055        9,017,599
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       33,977,843       22,205,133       (6,894,670)      64,812,600      138,173,969      129,680,298       11,375,378
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $  35,971,785    $  21,933,224    $     349,213    $  63,798,148    $ 180,928,491    $ 129,472,626    $  11,607,802
    =============    =============    =============    =============    =============    =============    =============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP          ALGER
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            AMERICAN
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT            SMALL
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING     CAPITALIZATION--
       RETURN--         VALUE--         & GROWTH--        VALUE--          EQUITY--         GROWTH--          CLASS O
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS         SHARES
    ----------------------------------------------------------------------------------------------------------------------
    $   4,613,858    $   3,409,548    $     677,986    $     350,627    $     180,953    $          --     $          --
       (3,069,242)      (2,768,349)        (613,864)        (564,710)      (1,323,557)        (335,457)         (782,458)
         (339,065)        (281,492)         (64,214)         (51,931)        (138,726)         (33,879)          (80,210)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
        1,205,551          359,707              (92)        (266,014)      (1,281,330)        (369,336)         (862,668)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       25,055,692       19,363,042       14,066,881       12,608,436       13,728,623        5,646,486        33,414,552
      (28,685,923)     (25,253,322)     (16,614,783)     (14,884,201)     (25,923,812)      (7,853,411)      (34,974,644)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       (3,630,231)      (5,890,280)      (2,547,902)      (2,275,765)     (12,195,189)      (2,206,925)       (1,560,092)
               --               --               --               --               --               --                --
       42,560,872       56,473,800       14,161,573       12,758,701       37,495,332       10,620,501        23,309,923
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       38,930,641       50,583,520       11,613,671       10,482,936       25,300,143        8,413,576        21,749,831
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
    $  40,136,192    $  50,943,227    $  11,613,579    $  10,216,922    $  24,018,813    $   8,044,240     $  20,887,163
    =============    =============    =============    =============    =============    =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                 AMSOUTH         AMSOUTH
                                                                ENHANCED      INTERNATIONAL      AMSOUTH
                                                                 MARKET          EQUITY         LARGE CAP
                                                                  FUND            FUND            FUND
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $     14,548    $      1,929    $       7,284
  Mortality and expense risk charges........................       (29,772)         (3,381)         (49,963)
  Administrative charges....................................            --              --               --
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       (15,224)         (1,452)         (42,679)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       165,483          20,062          234,618
  Cost of investments sold..................................      (191,913)        (20,647)        (279,826)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............       (26,430)           (585)         (45,208)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................       506,867         100,070          780,271
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................       480,437          99,485          735,063
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $    465,213    $     98,033    $     692,384
                                                              =============   =============   =============

                                                               JANUS ASPEN
                                                                 SERIES          MFS(R)          MFS(R)
                                                                WORLDWIDE       INVESTORS       RESEARCH
                                                                GROWTH--          TRUST         SERIES--
                                                              INSTITUTIONAL     SERIES--         INITIAL
                                                                 SHARES       INITIAL CLASS       CLASS
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  3,064,075    $    187,226    $     241,292
  Mortality and expense risk charges........................    (3,441,828)       (374,322)        (475,593)
  Administrative charges....................................      (385,467)        (35,895)         (47,784)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................      (763,220)       (222,991)        (282,085)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................   128,111,609       3,936,782        4,988,105
  Cost of investments sold..................................  (143,347,477)     (5,541,357)      (9,652,400)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............   (15,235,868)     (1,604,575)      (4,664,295)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    71,930,077       7,223,602       12,606,535
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................    56,694,209       5,619,027        7,942,240
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $ 55,930,989    $  5,396,036    $   7,660,155
                                                              =============   =============   =============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                              FIDELITY(R)        JANUS
                                     DREYFUS IP                                   VIP            ASPEN
                                     TECHNOLOGY          FIDELITY(R)            EQUITY-         SERIES
       AMSOUTH         CALVERT        GROWTH--               VIP               INCOME--       BALANCED--
       MID CAP         SOCIAL          INITIAL      CONTRAFUND(R)--INITIAL      INITIAL      INSTITUTIONAL
        FUND          BALANCED         SHARES               CLASS                CLASS          SHARES
    ------------------------------------------------------------------------------------------------------
    $         249   $     693,963   $          --       $   1,300,702        $   3,203,082   $  13,810,365
          (16,961)       (415,112)       (234,530)         (3,752,505)          (2,397,515)     (7,998,661)
               --         (39,432)        (16,686)           (399,351)            (238,986)       (846,052)
    -------------   -------------   -------------       -------------        -------------   -------------
          (16,712)        239,419        (251,216)         (2,851,154)             566,581       4,965,652
    -------------   -------------   -------------       -------------        -------------   -------------
           72,823       2,918,970      10,351,830          20,979,666           16,540,667      77,319,975
          (96,687)     (3,897,682)    (10,359,890)        (24,053,950)         (21,247,254)    (85,610,259)
    -------------   -------------   -------------       -------------        -------------   -------------
          (23,864)       (978,712)         (8,060)         (3,074,284)          (4,706,587)     (8,290,284)
               --              --              --                  --                   --              --
          359,670       5,993,240       6,316,256          77,663,065           52,748,569      76,608,412
    -------------   -------------   -------------       -------------        -------------   -------------
          335,806       5,014,528       6,308,196          74,588,781           48,041,982      68,318,128
    -------------   -------------   -------------       -------------        -------------   -------------
    $     319,094   $   5,253,947   $   6,056,980       $  71,737,627        $  48,608,563   $  73,283,780
    =============   =============   =============       =============        =============   =============

                                                                         VAN
                      NEUBERGER                                        KEMPER
       MFS(R)          BERMAN          T. ROWE                           UIF
      UTILITIES          AMT            PRICE          VAN ECK        EMERGING
      SERIES--         MID-CAP         EQUITY         WORLDWIDE        MARKETS
       INITIAL        GROWTH--         INCOME           HARD          EQUITY--
        CLASS          CLASS I        PORTFOLIO        ASSETS          CLASS I
    -----------------------------------------------------------------------------
    $      28,295   $          --   $   2,414,061   $      44,052   $         --
          (21,144)        (65,056)     (1,831,075)       (148,442)      (454,295)
             (940)         (4,278)       (161,466)        (11,648)       (39,309)
    -------------   -------------   -------------   -------------   -------------
            6,211         (69,334)        421,520        (116,038)      (493,604)
    -------------   -------------   -------------   -------------   -------------
          436,954         836,384      10,454,084       3,520,631    410,915,295
         (420,792)     (1,031,309)    (11,984,053)     (3,596,073)  (411,378,455)
    -------------   -------------   -------------   -------------   -------------
           16,162        (194,925)     (1,529,969)        (75,442)      (463,160)
               --              --              --              --             --
          426,467       1,368,333      32,535,177       4,670,344     16,827,765
    -------------   -------------   -------------   -------------   -------------
          442,629       1,173,408      31,005,208       4,594,902     16,364,605
    -------------   -------------   -------------   -------------   -------------
    $     448,840   $   1,104,074   $  31,426,728   $   4,478,864   $ 15,871,001
    =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003

                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL          MAINSTAY VP
                                                                 BOND--        APPRECIATION--     CONVERTIBLE--
                                                              SERVICE CLASS    SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $    743,954      $     17,855      $    435,267
  Mortality and expense risk charges........................       (70,943)          (50,277)          (72,435)
  Administrative charges....................................        (3,965)           (2,884)           (4,265)
                                                              ------------      ------------      ------------
      Net investment income (loss)..........................       669,046           (35,306)          358,567
                                                              ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       465,502            94,206           345,813
  Cost of investments sold..................................      (474,935)          (90,409)         (335,654)
                                                              ------------      ------------      ------------
      Net realized gain (loss) on investments...............        (9,433)            3,797            10,159
  Realized gain distribution received.......................       451,604                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (967,216)          907,201           937,676
                                                              ------------      ------------      ------------
      Net gain (loss) on investments........................      (525,045)          910,998           947,835
                                                              ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $    144,001      $    875,692      $  1,306,402
                                                              ============      ============      ============

                                                                MAINSTAY
                                                                   VP                              MAINSTAY VP
                                                                 MID CAP        MAINSTAY VP           TOTAL
                                                                 GROWTH          SMALL CAP          RETURN--
                                                                --SERVICE         GROWTH--           SERVICE
                                                                  CLASS        SERVICE CLASS          CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $         --      $         --      $    190,318
  Mortality and expense risk charges........................       (47,977)          (40,607)          (36,660)
  Administrative charges....................................        (2,931)           (2,377)           (1,916)
                                                              ------------      ------------      ------------
      Net investment income (loss)..........................       (50,908)          (42,984)          151,742
                                                              ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       433,649         1,068,448           244,588
  Cost of investments sold..................................      (417,032)         (966,831)         (236,168)
                                                              ------------      ------------      ------------
      Net realized gain (loss) on investments...............        16,617           101,617             8,420
  Realized gain distribution received.......................            --                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................     1,056,186           924,548           318,435
                                                              ------------      ------------      ------------
      Net gain (loss) on investments........................     1,072,803         1,026,165           326,855
                                                              ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $  1,021,895      $    983,181      $    478,597
                                                              ============      ============      ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                        MAINSTAY VP
     MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
        EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL       MID CAP
       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--          CORE--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
    --------------------------------------------------------------------------------------------------------------------
    $     129,803    $     592,512    $      83,168    $   4,839,419    $     418,947    $     126,929    $      25,163
          (51,961)         (52,284)         (32,905)        (251,794)        (121,441)         (25,362)         (27,218)
           (2,774)          (3,515)          (2,049)         (15,537)          (7,879)          (1,484)          (1,688)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
           75,068          536,713           48,214        4,572,088          289,627          100,083           (3,743)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
           63,626          660,552          146,681        1,525,658          193,455           38,494           54,309
          (60,802)        (684,291)        (138,306)      (1,450,432)        (184,828)         (37,910)         (50,002)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
            2,824          (23,739)           8,375           75,226            8,627              584            4,307
               --               --               --               --               --               --               --
        1,397,565         (461,521)         660,345         (427,034)       2,344,601          730,172          660,013
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        1,400,389         (485,260)         668,720         (351,808)       2,353,228          730,756          664,320
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $   1,475,457    $      51,453    $     716,934    $   4,220,280    $   2,642,855    $     830,839    $     660,577
    =============    =============    =============    =============    =============    =============    =============

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                        AMERICAN         DREYFUS        EAGLE ASSET          LORD             ALGER
                        CENTURY           LARGE          MANAGEMENT         ABBETT           AMERICAN         DREYFUS IP
     MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING          SMALL           TECHNOLOGY
       VALUE--         & GROWTH--        VALUE--          EQUITY--         GROWTH--      CAPITALIZATION--      GROWTH--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------
    $     180,366    $      46,610    $      35,132    $       5,864    $          --     $          --     $          --
          (45,605)         (12,232)         (17,834)         (23,406)         (13,948)          (12,097)          (27,360)
           (2,750)            (646)          (1,046)          (1,173)            (815)             (860)           (1,590)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
          132,011           33,732           16,252          (18,715)         (14,763)          (12,957)          (28,950)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           82,026           97,939           49,002          176,410           95,052            25,986           326,134
          (76,448)         (95,791)         (47,466)        (167,952)         (85,145)          (22,663)         (295,607)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
            5,578            2,148            1,536            8,458            9,907             3,323            30,527
               --               --               --               --               --                --                --
        1,078,395          269,166          406,307          401,277          162,697           265,197           467,105
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
        1,083,973          271,314          407,843          409,735          172,604           268,520           497,632
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
    $   1,215,984    $     305,046    $     424,095    $     391,020    $     157,841     $     255,563     $     468,682
    =============    =============    =============    =============    =============     =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                            FIDELITY
                                                         FIDELITY             VIP
                                                           VIP              EQUITY-             FIDELITY
                                                     CONTRAFUND(R)--        INCOME--            MID CAP--
                                                         SERVICE            SERVICE              SERVICE
                                                         CLASS 2            CLASS 2            CLASS 2(A)
                                                     ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $          --      $          --        $          --
  Mortality and expense risk charges...............         (58,921)           (50,861)              (8,496)
  Administrative charges...........................          (3,712)            (3,194)                (632)
                                                      -------------      -------------        -------------
      Net investment income (loss).................         (62,633)           (54,055)              (9,128)
                                                      -------------      -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................         122,893            178,136              101,553
  Cost of investments sold.........................        (115,196)          (168,458)             (95,701)
                                                      -------------      -------------        -------------
      Net realized gain (loss) on investments......           7,697              9,678                5,852
  Realized gain distribution received..............              --                 --                   --
  Change in unrealized appreciation (depreciation)
    on investments.................................       1,333,185          1,500,408              297,094
                                                      -------------      -------------        -------------
      Net gain (loss) on investments...............       1,340,882          1,510,086              302,946
                                                      -------------      -------------        -------------
        Net increase (decrease) in net assets
          resulting from operations................   $   1,278,249      $   1,456,031        $     293,818
                                                      =============      =============        =============


                                                                                               VAN KEMPER
                                                        NEUBERGER                                  UIF
                                                          BERMAN         T. ROWE PRICE          EMERGING
                                                       AMT MID-CAP           EQUITY              MARKETS
                                                         GROWTH--            INCOME             EQUITY--
                                                         CLASS S         PORTFOLIO--II          CLASS II
                                                     ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $          --      $      86,224        $          --
  Mortality and expense risk charges...............          (1,719)           (54,658)              (6,206)
  Administrative charges...........................            (148)            (3,415)                (316)
                                                      -------------      -------------        -------------
      Net investment income (loss).................          (1,867)            28,151               (6,522)
                                                      -------------      -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................           3,419            144,148              778,041
  Cost of investments sold.........................          (3,188)          (155,259)            (747,542)
                                                      -------------      -------------        -------------
      Net realized gain (loss) on investments......             231            (11,111)              30,499
  Realized gain distribution received..............              --                 --                   --
  Change in unrealized appreciation (depreciation)
    on investments.................................          27,641          1,323,740              234,981
                                                      -------------      -------------        -------------
      Net gain (loss) on investments...............          27,872          1,312,629              265,480
                                                      -------------      -------------        -------------
        Net increase (decrease) in net assets
          resulting
          from operations..........................   $      26,005      $   1,340,780        $     258,958
                                                      =============      =============        =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(a) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     JANUS ASPEN       JANUS ASPEN           MFS(R)
        SERIES            SERIES           INVESTORS            MFS(R)             MFS(R)
      BALANCED--        WORLDWIDE            TRUST             RESEARCH          UTILITIES
       SERVICE           GROWTH--           SERIES--           SERIES--           SERIES--
        SHARES        SERVICE SHARES     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ------------------------------------------------------------------------------------------
    $     221,733     $      15,332      $          --      $          --      $          --
          (87,649)          (23,124)            (3,858)            (6,306)              (276)
           (5,285)           (1,376)              (230)              (358)               (19)
    -------------     -------------      -------------      -------------      -------------
          128,799            (9,168)            (4,088)            (6,664)              (295)
    -------------     -------------      -------------      -------------      -------------
          447,279           127,175             61,526             26,119                 55
         (441,623)         (121,687)           (58,761)           (25,229)               (51)
    -------------     -------------      -------------      -------------      -------------
            5,656             5,488              2,765                890                  4
               --                --                 --                 --                 --
          917,096           552,083             69,400            119,316             11,177
    -------------     -------------      -------------      -------------      -------------
          922,752           557,571             72,165            120,206             11,181
    -------------     -------------      -------------      -------------      -------------
    $   1,051,551     $     548,403      $      68,077      $     113,542      $      10,886
    =============     =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                MainStay VP                     MainStay VP
                                                                  Bond--                  Capital Appreciation--
                                                               Initial Class                   Initial Class
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   7,215,572   $   8,426,157   $  (4,383,519)  $  (5,901,118)
    Net realized gain (loss) on investments..........      2,344,931          58,620     (36,120,266)    (34,743,882)
    Realized gain distribution received..............      6,901,429         233,898              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     (7,897,548)      8,108,625     124,526,805    (136,533,157)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................      8,564,384      16,827,300      84,023,020    (177,178,157)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     27,998,983      22,698,154      13,756,524      20,002,373
    Policyowners' surrenders.........................    (22,829,622)    (18,659,971)    (26,025,735)    (33,834,434)
    Policyowners' annuity and death benefits.........     (3,615,530)     (1,877,155)     (3,609,006)     (3,499,736)
    Net transfers from (to) Fixed Account............     30,817,008      49,922,575       4,381,706       9,673,496
    Transfers between Investment Divisions...........    (27,798,097)     30,450,426      (6,205,878)    (34,533,541)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      4,572,742      82,534,029     (17,702,389)    (42,191,842)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (29,135)        (43,736)       (225,539)        542,816
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     13,107,991      99,317,593      66,095,092    (218,827,183)
NET ASSETS:
    Beginning of year................................    267,321,605     168,004,012     347,450,445     566,277,628
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 280,429,596   $ 267,321,605   $ 413,545,537   $ 347,450,445
                                                       =============   =============   =============   =============


                                                                MAINSTAY VP                     MAINSTAY VP
                                                               GOVERNMENT--                   GROWTH EQUITY--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   7,243,883   $   5,390,206   $  (1,014,452)  $  (1,669,012)
    Net realized gain (loss) on investments..........      7,658,902         615,057     (14,821,360)    (18,358,255)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (14,553,572)      8,468,925      79,633,960     (77,213,593)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................        349,213      14,474,188      63,798,148     (97,240,860)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     36,408,480      29,239,923       8,696,940      16,914,515
    Policyowners' surrenders.........................    (25,702,933)    (15,219,477)    (18,695,005)    (20,726,809)
    Policyowners' annuity and death benefits.........     (3,575,499)     (1,831,078)     (2,570,812)     (2,871,423)
    Net transfers from (to) Fixed Account............     30,884,972      36,365,858       7,317,206      20,899,208
    Transfers between Investment Divisions...........    (77,738,480)    100,294,927      (7,804,493)    (24,720,884)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............    (39,723,460)    148,850,153     (13,056,164)    (10,505,393)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         (2,434)        (43,402)       (174,487)        334,241
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (39,376,681)    163,280,939      50,567,497    (107,412,012)
NET ASSETS:
    Beginning of year................................    289,133,709     125,852,770     269,376,277     376,788,289
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 249,757,028   $ 289,133,709   $ 319,943,774   $ 269,376,277
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP
                                             MAINSTAY VP                       EQUITY
             MAINSTAY VP                    CONVERTIBLE--                     INCOME--
           CASH MANAGEMENT                  INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
       2003(b)         2002(a)          2003           2002(a)          2003           2002(a)
    ---------------------------------------------------------------------------------------------
    $  (2,382,321)  $    (356,280)  $   1,993,942   $   2,316,697   $    (271,909)  $      10,461
           (3,707)         13,086      (2,641,696)     (4,009,987)       (626,963)       (568,479)
               --           1,683              --              --              --              --
          (11,386)          3,220      36,619,539     (14,037,265)     22,832,096      (9,400,818)
    -------------   -------------   -------------   -------------   -------------   -------------
       (2,397,414)       (338,291)     35,971,785     (15,730,555)     21,933,224      (9,958,836)
    -------------   -------------   -------------   -------------   -------------   -------------
       91,921,924      65,509,532      11,688,770      13,180,691       8,327,340      12,264,938
      (89,747,775)    (67,271,529)    (11,062,735)    (10,195,994)     (4,062,659)     (2,236,825)
       (2,566,655)     (2,621,797)     (1,707,037)     (1,654,179)       (367,802)       (178,902)
      (22,083,503)      8,484,029      13,853,012      23,249,524      12,774,041      25,274,711
      (99,899,729)     52,451,053      18,271,370      (6,319,609)      6,311,646      19,520,044
    -------------   -------------   -------------   -------------   -------------   -------------
     (122,375,738)     56,551,288      31,043,380      18,260,433      22,982,566      54,643,966
    -------------   -------------   -------------   -------------   -------------   -------------
           (6,141)        (12,423)        (95,928)         57,336         (51,070)         32,236
    -------------   -------------   -------------   -------------   -------------   -------------
     (124,779,293)     56,200,574      66,919,237       2,587,214      44,864,720      44,717,366
      364,106,079     307,905,505     157,837,130     155,249,916      63,736,358      19,018,992
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 239,326,786   $ 364,106,079   $ 224,756,367   $ 157,837,130   $ 108,601,078   $  63,736,358
    =============   =============   =============   =============   =============   =============

             MAINSTAY VP
             HIGH YIELD                      MAINSTAY VP                     MAINSTAY VP
          CORPORATE BOND--                INDEXED EQUITY--             INTERNATIONAL EQUITY--
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
        2003           2002(a)          2003           2002(a)          2003           2002(a)
    ---------------------------------------------------------------------------------------------
    $  42,754,522   $  42,874,069   $    (207,672)  $    (983,686)  $     232,424   $      29,191
      (16,325,649)    (48,737,236)    (13,454,757)     (9,893,975)      2,357,779      (2,939,379)
               --              --              --       1,895,714              --              --
      154,499,618       8,317,876     143,135,055    (150,872,602)      9,017,599       2,050,357
    -------------   -------------   -------------   -------------   -------------   -------------
      180,928,491       2,454,709     129,472,626    (159,854,549)     11,607,802        (859,831)
    -------------   -------------   -------------   -------------   -------------   -------------
       50,502,071      32,045,589      23,543,660      34,119,908       2,959,690       2,271,983
      (49,650,185)    (38,103,155)    (34,117,892)    (41,068,168)     (3,998,483)     (1,340,511)
       (6,855,642)     (6,119,436)     (6,350,583)     (6,133,078)       (387,058)       (260,564)
       29,310,933      34,120,715      18,600,028      33,096,197       4,047,033       3,135,377
      104,645,503       3,418,033       4,358,941     (34,570,031)      6,898,494       3,994,182
    -------------   -------------   -------------   -------------   -------------   -------------
      127,952,680      25,361,746       6,034,154     (14,555,172)      9,519,676       7,800,467
    -------------   -------------   -------------   -------------   -------------   -------------
         (576,598)         44,104        (351,440)        584,548         (30,837)          9,868
    -------------   -------------   -------------   -------------   -------------   -------------
      308,304,573      27,860,559     135,155,340    (173,825,173)     21,096,641       6,950,504
      470,410,674     442,550,115     492,190,120     666,015,293      28,145,560      21,195,056
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 778,715,247   $ 470,410,674   $ 627,345,460   $ 492,190,120   $  49,242,201   $  28,145,560
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  MID CAP                         MID CAP
                                                                  CORE--                         GROWTH--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (273,211)  $    (140,255)  $    (491,460)  $    (186,803)
    Net realized gain (loss) on investments..........       (119,499)       (374,217)       (507,459)       (215,836)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      9,303,191      (2,220,456)     13,281,925      (4,536,431)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................      8,910,481      (2,734,928)     12,283,006      (4,939,070)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      3,426,285       3,295,024       4,642,376       4,457,048
    Policyowners' surrenders.........................     (1,055,053)       (707,677)     (1,185,695)       (484,135)
    Policyowners' annuity and death benefits.........        (47,339)        (46,829)       (355,515)        (73,967)
    Net transfers from (to) Fixed Account............      4,369,105       6,414,612       6,376,086       7,790,497
    Transfers between Investment Divisions...........      6,053,190       6,523,782      21,922,052       1,869,852
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....     (1,341,645)             --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     11,404,543      15,478,912      31,399,304      13,559,295
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (22,359)          8,014         (28,759)         13,912
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     20,292,665      12,751,998      43,653,551       8,634,137
NET ASSETS:
    Beginning of year................................     19,851,930       7,099,932      16,828,026       8,193,889
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  40,144,595   $  19,851,930   $  60,481,577   $  16,828,026
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  DREYFUS                       EAGLE ASSET
                                                               LARGE COMPANY                    MANAGEMENT
                                                                  VALUE--                     GROWTH EQUITY--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (266,014)  $    (360,558)  $  (1,281,330)  $  (1,599,563)
    Net realized gain (loss) on investments..........     (2,275,765)     (1,136,189)    (12,195,189)    (22,057,136)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     12,758,701     (11,310,942)     37,495,332     (18,871,432)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     10,216,922     (12,807,689)     24,018,813     (42,528,131)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,121,033       2,823,428       4,134,989       6,917,327
    Policyowners' surrenders.........................     (2,043,915)     (2,053,664)     (6,086,894)     (7,858,857)
    Policyowners' annuity and death benefits.........       (332,180)       (380,376)     (1,105,021)       (894,194)
    Net transfers from (to) Fixed Account............      3,605,517       6,450,674       3,249,687       7,779,730
    Transfers between Investment Divisions...........      3,085,364      (1,749,083)        670,352     (12,748,184)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....     (8,611,688)             --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     (2,175,869)      5,090,979         863,113      (6,804,178)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (28,326)         43,725         (61,418)        147,221
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............      8,012,727      (7,672,985)     24,820,508     (49,185,088)
NET ASSETS:
    Beginning of year................................     41,574,111      49,247,096      93,118,200     142,303,288
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  49,586,838   $  41,574,111   $ 117,938,708   $  93,118,200
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

            MAINSTAY VP                                                                               MAINSTAY VP
             SMALL CAP                    MAINSTAY VP                   MAINSTAY VP                AMERICAN CENTURY
             GROWTH--                   TOTAL RETURN--                    VALUE--                  INCOME & GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(a)          2003         2002(a)          2003         2002(a)          2003         2002(a)
    ---------------------------------------------------------------------------------------------------------------------
    $   (604,585)  $   (288,408)  $  1,205,551   $  2,482,695   $    359,707   $    101,495   $        (92)  $   (162,146)
      (1,153,363)      (868,154)    (3,630,231)      (900,175)    (5,890,280)    (3,734,875)    (2,547,902)    (1,088,373)
              --             --             --             --             --        343,792             --             --
      16,529,663     (5,368,934)    42,560,872    (55,904,745)    56,473,800    (52,715,057)    14,161,573    (11,257,981)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      14,771,715     (6,525,496)    40,136,192    (54,322,225)    50,943,227    (56,004,645)    11,613,579    (12,508,500)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,877,710      5,417,939      8,518,075     12,339,816      9,797,374     18,219,110      2,103,564      2,641,037
      (1,991,471)    (1,175,027)   (16,927,438)   (20,285,317)   (15,800,613)   (13,843,177)    (2,790,642)    (2,621,720)
        (782,400)       (69,751)    (3,122,813)    (3,404,162)    (1,852,667)    (2,063,606)      (404,451)      (356,407)
       7,467,466     10,429,559      4,992,559      6,612,908     10,673,410     30,731,867      2,697,580      4,808,762
      16,552,766      3,982,883      2,187,879    (17,200,168)     1,172,233     (6,193,239)     1,956,397     (2,049,229)
              --             --             --             --             --             --     (8,547,910)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      26,124,071     18,585,603     (4,351,738)   (21,936,923)     3,989,737     26,850,955     (4,985,462)     2,422,443
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (35,935)        18,915       (110,501)       170,735       (127,474)       211,006        (31,349)        48,253
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      40,859,851     12,079,022     35,673,953    (76,088,413)    54,805,490    (28,942,684)     6,596,768    (10,037,804)
      25,330,632     13,251,610    228,615,970    304,704,383    196,671,975    225,614,659     47,350,766     57,388,570
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 66,190,483   $ 25,330,632   $264,289,923   $228,615,970   $251,477,465   $196,671,975   $ 53,947,534   $ 47,350,766
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                      ALGER
            LORD ABBETT                    AMERICAN
            DEVELOPING                       SMALL                        AMSOUTH                       AMSOUTH
             GROWTH--                  CAPITALIZATION--                  ENHANCED                    INTERNATIONAL
           INITIAL CLASS                CLASS O SHARES                  MARKET FUND                   EQUITY FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(a)          2003         2002(a)        2003(b)        2002(a)        2003(b)        2002(a)
    ---------------------------------------------------------------------------------------------------------------------
    $   (369,336)  $   (320,655)  $   (862,668)  $   (869,217)  $    (15,224)  $    (15,106)  $     (1,452)  $     (2,674)
      (2,206,925)    (1,645,932)    (1,560,092)   (11,478,603)       (26,430)       (85,251)          (585)       (35,827)
              --             --             --             --             --             --             --
      10,620,501     (6,237,398)    23,309,923     (8,183,074)       506,867       (336,281)       100,070        (12,840)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       8,044,240     (8,203,985)    20,887,163    (20,530,894)       465,213       (436,638)        98,033        (51,341)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,333,300      1,555,247      2,608,627      2,954,776         69,921        602,804          4,873        159,216
      (1,128,990)      (939,721)    (4,750,529)    (3,405,220)       (93,264)      (165,467)       (11,245)        (1,866)
        (170,538)      (105,555)      (523,087)      (524,486)        (5,011)      (101,899)            --             --
       1,581,719      1,156,733      1,933,607      3,563,096        350,589        594,101         86,875          3,409
       5,612,694       (513,401)     2,985,461     (4,049,008)       199,229        (43,888)        75,722        (86,013)
      (1,887,174)            --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,341,011      1,153,303      2,254,079     (1,460,842)       521,464        885,651        156,225         74,746
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (18,342)        26,836        (57,511)        71,007         (1,367)         1,463           (314)           218
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      13,366,909     (7,023,846)    23,083,731    (21,920,729)       985,310        450,476        253,944         23,623
      19,596,653     26,620,499     50,199,737     72,120,466      1,562,440      1,111,964        139,365        115,742
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 32,963,562   $ 19,596,653   $ 73,283,468   $ 50,199,737   $  2,547,750   $  1,562,440   $    393,309   $    139,365
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002


                                                                        AmSouth                         AmSouth
                                                                    Large Cap Fund                   Mid Cap Fund
                                                             -----------------------------   -----------------------------
                                                                2003(b)         2002(a)         2003(b)         2002(a)
                                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $     (42,679)  $     (32,077)  $     (16,712)  $     (11,064)
    Net realized gain (loss) on investments................        (45,208)        (93,043)        (23,864)        (26,000)
    Realized gain distribution received....................             --              --              --              --
    Change in unrealized appreciation (depreciation) on
      investments..........................................        780,271        (548,806)        359,670        (150,238)
                                                             -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting from
        operations.........................................        692,384        (673,926)        319,094        (187,302)
                                                             -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners....................         85,877         663,341          93,604         356,566
    Policyowners' surrenders...............................       (212,202)       (249,213)        (47,231)        (38,554)
    Policyowners' annuity and death benefits...............        (19,127)            (18)           (565)             --
    Net transfers from (to) Fixed Account..................        720,622       1,028,687         219,190         189,028
    Transfers between Investment Divisions.................        231,887        (128,394)         88,106          (9,203)
                                                             -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)..................        807,057       1,314,403         353,104         497,837
                                                             -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................         (1,927)          2,373            (838)            688
                                                             -------------   -------------   -------------   -------------
        Increase (decrease) in net assets..................      1,497,514         642,850         671,360         311,223
NET ASSETS:
    Beginning of year......................................      2,526,108       1,883,258         826,398         515,175
                                                             -------------   -------------   -------------   -------------
    End of year............................................  $   4,023,622   $   2,526,108   $   1,497,758   $     826,398
                                                             =============   =============   =============   =============

                                                                      Janus Aspen                     Janus Aspen
                                                                        Series                          Series
                                                                      Balanced--                  Worldwide Growth--
                                                                 Institutional Shares            Institutional Shares
                                                             -----------------------------   -----------------------------
                                                                 2003           2002(a)          2003           2002(a)
                                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $   4,965,652   $   6,716,469   $    (763,220)  $  (1,719,786)
    Net realized gain (loss) on investments................     (8,290,284)      2,707,941     (15,235,868)    (16,077,361)
    Realized gain distribution received....................             --              --              --              --
    Change in unrealized appreciation (depreciation) on
      investments..........................................     76,608,412     (62,206,513)     71,930,077     (86,686,068)
                                                             -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting from
        operations.........................................     73,283,780     (52,782,103)     55,930,989    (104,483,215)
                                                             -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners....................     23,016,998      39,015,590       8,565,902      14,576,401
    Policyowners' surrenders...............................    (40,684,487)    (43,144,584)    (17,178,053)    (20,341,899)
    Policyowners' annuity and death benefits...............     (5,758,129)     (6,031,215)     (2,295,628)     (2,560,686)
    Net transfers from (to) Fixed Account..................     22,230,570      55,406,562       4,677,762      12,038,194
    Transfers between Investment Divisions.................    (27,330,412)    (28,150,818)    (23,041,266)    (30,324,194)
                                                             -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)..................    (28,525,460)     17,095,535     (29,271,283)    (26,612,184)
                                                             -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................       (203,148)        206,054        (154,832)        377,749
                                                             -------------   -------------   -------------   -------------
        Increase (decrease) in net assets..................     44,555,172     (35,480,514)     26,504,874    (130,717,650)
NET ASSETS:
    Beginning of year......................................    600,395,133     635,875,647     267,040,542     397,758,192
                                                             -------------   -------------   -------------   -------------
    End of year............................................  $ 644,950,305   $ 600,395,133   $ 293,545,416   $ 267,040,542
                                                             =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                             DREYFUS IP                      FIDELITY(R)                     FIDELITY(R)
               CALVERT                       TECHNOLOGY                          VIP                             VIP
               SOCIAL                         GROWTH--                     CONTRAFUND(R)--                 EQUITY-INCOME--
              BALANCED                     INITIAL SHARES                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2003(b)         2002(a)          2003           2002(a)          2003           2002(a)          2003           2002(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $     239,419   $     400,940   $    (251,216)  $     (91,691)  $  (2,851,154)  $  (1,640,872)  $     566,581   $     465,463
         (978,712)     (1,285,632)         (8,060)       (784,663)     (3,074,284)     (3,204,601)     (4,706,587)     (7,059,406)
               --              --              --              --              --              --              --       4,144,386
        5,993,240      (3,329,468)      6,316,256      (2,653,322)     77,663,065     (27,337,803)     52,748,569     (35,697,937)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,253,947      (4,214,160)      6,056,980      (3,529,676)     71,737,627     (32,183,276)     48,608,563     (38,147,494)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        3,634,452       2,347,413       2,889,939       1,883,098      12,036,604      15,132,643       7,217,772      12,589,099
       (1,775,298)     (1,943,927)     (1,750,594)       (451,769)    (18,113,205)    (17,590,147)    (13,147,263)    (12,282,973)
         (426,011)       (403,510)       (523,350)        (95,536)     (3,146,918)     (2,593,900)     (2,522,229)     (2,287,543)
        2,892,282       3,761,864       2,215,354       2,940,310      14,657,470      20,029,474       9,011,341      24,335,650
        2,093,259      (1,611,324)     14,589,127       2,810,186       8,049,260     (10,144,196)      8,708,855      (4,843,418)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        6,418,684       2,150,516      17,420,476       7,086,289      13,483,211       4,833,874       9,268,476      17,510,815
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (13,904)         14,245         (13,910)          9,350        (199,895)        127,294        (130,233)        154,617
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       11,658,727      (2,049,399)     23,463,546       3,565,963      85,020,943     (27,222,108)     57,746,806     (20,482,062)
       27,386,283      29,435,682       7,372,600       3,806,637     262,135,838     289,357,946     167,744,577     188,226,639
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  39,045,010   $  27,386,283   $  30,836,146   $   7,372,600   $ 347,156,781   $ 262,135,838   $ 225,491,383   $ 167,744,577
    =============   =============   =============   =============   =============   =============   =============   =============

               MFS(R)                                                          MFS(R)                     NEUBERGER BERMAN
              INVESTORS                        MFS(R)                         UTILITIES                          AMT
           TRUST SERIES--                 RESEARCH SERIES--                   SERIES--                         MID-CAP
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                  GROWTH--CLASS I
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2003           2002(a)          2003           2002(a)          2003           2002(a)          2003           2002(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (222,991)  $    (273,007)  $    (282,085)  $    (486,683)  $       6,211   $       7,089   $     (69,334)  $     (27,511)
       (1,604,575)     (2,594,462)     (4,664,295)     (8,468,022)         16,162        (125,455)       (194,925)        (60,285)
               --              --              --              --              --              --              --              --
        7,223,602      (5,326,780)     12,606,535      (4,091,609)        426,467         (27,232)      1,368,333        (557,953)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,396,036      (8,194,249)      7,660,155     (13,046,314)        448,840        (145,598)      1,104,074        (645,749)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          895,386       2,408,914       1,226,447       1,540,618          22,366         205,255         147,242         497,105
       (1,611,515)     (2,216,932)     (2,025,330)     (2,337,459)       (104,866)       (138,440)       (272,161)       (134,446)
         (394,980)       (568,429)       (291,143)       (485,420)        (20,832)             --         (29,572)        (16,859)
        1,359,702       4,395,598       1,086,641       2,847,962         468,628         563,809         875,524       1,867,923
         (834,702)     (2,974,318)     (1,257,567)     (6,570,408)        590,358        (138,992)      3,441,423         829,316
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (586,109)      1,044,833      (1,260,952)     (5,004,707)        955,654         491,632       4,162,456       3,043,039
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (14,576)         29,895         (20,566)         47,938          (1,207)            635          (2,836)          1,790
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        4,795,351      (7,119,521)      6,378,637     (18,003,083)      1,403,287         346,669       5,263,694       2,399,080
       27,221,183      34,340,704      34,537,955      52,541,038         740,066         393,397       3,046,981         647,901
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  32,016,534   $  27,221,183   $  40,916,592   $  34,537,955   $   2,143,353   $     740,066   $   8,310,675   $   3,046,981
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                                                  Van Eck
                                                               T. Rowe Price                     Worldwide
                                                                  Equity                           Hard
                                                             Income Portfolio                     Assets
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)         2003(b)         2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     421,520   $     324,257   $    (116,038)  $     (72,490)
    Net realized gain (loss) on investments..........     (1,529,969)     (3,020,615)        (75,442)       (555,541)
    Realized gain distribution received..............             --         115,918              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     32,535,177     (16,792,258)      4,670,344        (371,780)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     31,426,728     (19,372,698)      4,478,864        (999,811)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      8,988,647      14,114,112       2,302,435       1,031,243
    Policyowners' surrenders.........................     (7,703,430)     (7,417,923)       (959,101)       (563,324)
    Policyowners' annuity and death benefits.........     (1,173,937)     (1,480,499)       (232,312)       (180,925)
    Net transfers from (to) Fixed Account............     13,285,554      30,489,156       1,491,196       1,795,782
    Transfers between Investment Divisions...........     11,156,473       4,109,856       2,024,174       4,090,054
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     24,553,307      39,814,702       4,626,392       6,172,830
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (84,219)         86,003         (12,446)          4,897
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     55,895,816      20,528,007       9,092,810       5,177,916
NET ASSETS:
    Beginning of year................................    116,618,186      96,090,179       8,955,089       3,777,173
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 172,514,002   $ 116,618,186   $  18,047,899   $   8,955,089
                                                       =============   =============   =============   =============

                                                                Van Kampen
                                                                    UIF
                                                             Emerging Markets
                                                                 Equity--
                                                                  Class I
                                                       -----------------------------
                                                           2003           2002(a)
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (493,604)  $    (480,356)
    Net realized gain (loss) on investments..........       (463,160)     (1,324,415)
    Realized gain distribution received..............             --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     16,827,765       1,026,842
                                                       -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     15,871,001        (777,929)
                                                       -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      1,178,764       2,027,022
    Policyowners' surrenders.........................     (2,253,626)     (3,707,217)
    Policyowners' annuity and death benefits.........       (185,044)       (187,905)
    Net transfers from (to) Fixed Account............      1,322,283       1,506,146
    Transfers between Investment Divisions...........     (1,193,319)     (4,549,358)
                                                       -------------   -------------
      Net contributions and (withdrawals)............     (1,130,942)     (4,911,312)
                                                       -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (41,230)         12,568
                                                       -------------   -------------
        Increase (decrease) in net assets............     14,698,829      (5,676,673)
NET ASSETS:
    Beginning of year................................     25,761,031      31,437,704
                                                       -------------   -------------
    End of year......................................  $  40,459,860   $  25,761,031
                                                       =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

For the years ended December 31, 2003
and December 31, 2002

                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)......................   $     669,046      $     (35,306)     $     358,567
    Net realized gain (loss) on investments...........          (9,433)             3,797             10,159
    Realized gain distribution received...............         451,604                 --                 --
    Change in unrealized appreciation (depreciation)
      on investments..................................        (967,216)           907,201            937,676
                                                         -------------      -------------      -------------
      Net increase (decrease) in net assets resulting
        from operations...............................         144,001            875,692          1,306,402
                                                         -------------      -------------      -------------
  Contributions and (Withdrawals):
    Payments received from policyowners...............      16,184,310         12,149,453         17,816,107
    Policyowners' surrenders..........................        (134,737)           (55,367)           (93,399)
    Policyowners' annuity and death benefits..........         (22,694)                --             (2,472)
    Net transfers from (to) Fixed Account.............       2,804,694          1,409,906          3,058,428
    Transfers between Investment Divisions............         (86,376)           509,713            536,450
                                                         -------------      -------------      -------------
      Net contributions and (withdrawals).............      18,745,197         14,013,705         21,315,114
                                                         -------------      -------------      -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account................            (625)            (1,720)            (2,639)
                                                         -------------      -------------      -------------
        Increase (decrease) in net assets.............      18,888,573         14,887,677         22,618,877
NET ASSETS:
    Beginning of year.................................              --                 --                 --
                                                         -------------      -------------      -------------
    End of year.......................................   $  18,888,573      $  14,887,677      $  22,618,877
                                                         =============      =============      =============

                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)......................   $     100,083      $      (3,743)     $     (50,908)
    Net realized gain (loss) on investments...........             584              4,307             16,617
    Realized gain distribution received...............              --                 --                 --
    Change in unrealized appreciation (depreciation)
      on investments..................................         730,172            660,013          1,056,186
                                                         -------------      -------------      -------------
      Net increase (decrease) in net assets resulting
        from operations...............................         830,839            660,577          1,021,895
                                                         -------------      -------------      -------------
  Contributions and (Withdrawals):
    Payments received from policyowners...............       6,487,226          6,647,592         12,366,489
    Policyowners' surrenders..........................         (20,173)           (24,107)           (42,443)
    Policyowners' annuity and death benefits..........              --                 --                 --
    Net transfers from (to) Fixed Account.............         777,923            754,227          1,429,279
    Transfers between Investment Divisions............         506,598            392,621            967,172
                                                         -------------      -------------      -------------
      Net contributions and (withdrawals).............       7,751,574          7,770,333         14,720,497
                                                         -------------      -------------      -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account................          (1,754)            (1,225)            (1,707)
                                                         -------------      -------------      -------------
        Increase (decrease) in net assets.............       8,580,659          8,429,685         15,740,685
NET ASSETS:
    Beginning of year.................................              --                 --                 --
                                                         -------------      -------------      -------------
    End of year.......................................   $   8,580,659      $   8,429,685      $  15,740,685
                                                         =============      =============      =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                               MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--   INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $      75,068      $     536,713      $      48,214      $   4,572,088      $     289,627
             2,824            (23,739)             8,375             75,226              8,627
                --                 --                 --                 --                 --
         1,397,565           (461,521)           660,345           (427,034)         2,344,601
     -------------      -------------      -------------      -------------      -------------
         1,475,457             51,453            716,934          4,220,280          2,642,855
     -------------      -------------      -------------      -------------      -------------
        12,558,709         11,550,843          7,989,297         62,557,554         30,225,134
          (148,820)          (111,045)           (30,782)          (510,614)          (126,507)
            (9,982)           (21,357)                --            (16,408)                --
         1,967,194          1,798,730            864,374          6,778,138          3,826,016
           767,872           (163,918)           259,250          3,406,645          1,550,382
     -------------      -------------      -------------      -------------      -------------
        15,134,973         13,053,253          9,082,139         72,215,315         35,475,025
     -------------      -------------      -------------      -------------      -------------
            (2,880)              (410)            (1,506)            (8,981)            (5,577)
     -------------      -------------      -------------      -------------      -------------
        16,607,550         13,104,296          9,797,567         76,426,614         38,112,303
                --                 --                 --                 --                 --
     -------------      -------------      -------------      -------------      -------------
     $  16,607,550      $  13,104,296      $   9,797,567      $  76,426,614      $  38,112,303
     =============      =============      =============      =============      =============

      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
     $     (42,984)     $     151,742      $     132,011       $      33,732      $      16,252
           101,617              8,420              5,578               2,148              1,536
                --                 --                 --                  --                 --
           924,548            318,435          1,078,395             269,166            406,307
     -------------      -------------      -------------       -------------      -------------
           983,181            478,597          1,215,984             305,046            424,095
     -------------      -------------      -------------       -------------      -------------
        10,104,785          9,409,022         11,071,138           2,939,211          4,252,337
           (63,684)           (64,750)           (45,141)            (20,244)           (12,409)
                --             (1,839)            (1,873)                 --                 --
         1,588,488          1,240,638          1,672,577             494,253            786,074
         1,007,218            626,032            604,755             235,857            257,778
     -------------      -------------      -------------       -------------      -------------
        12,636,807         11,209,103         13,301,456           3,649,077          5,283,780
     -------------      -------------      -------------       -------------      -------------
            (1,549)              (941)            (2,453)               (625)              (878)
     -------------      -------------      -------------       -------------      -------------
        13,618,439         11,686,759         14,514,987           3,953,498          5,706,997
                --                 --                 --                  --                 --
     -------------      -------------      -------------       -------------      -------------
     $  13,618,439      $  11,686,759      $  14,514,987       $   3,953,498      $   5,706,997
     =============      =============      =============       =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                             MainStay VP        MainStay VP
                                                             Eagle Asset        Lord Abbett       Alger American
                                                              Management         Developing           Small
                                                           Growth Equity--        Growth--       Capitalization--
                                                            Service Class      Service Class      Class S Shares
                                                           ----------------   ----------------   ----------------
                                                                 2003               2003               2003
                                                           ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..........................   $     (18,715)     $     (14,763)     $     (12,957)
   Net realized gain (loss) on investments...............           8,458              9,907              3,323
   Realized gain distribution received...................              --                 --                 --
   Change in unrealized appreciation (depreciation) on
     investments.........................................         401,277            162,697            265,197
                                                            -------------      -------------      -------------
     Net increase (decrease) in net assets resulting from
       operations........................................         391,020            157,841            255,563
                                                            -------------      -------------      -------------
 Contributions and (Withdrawals):
   Payments received from policyowners...................       5,659,004          3,453,771          3,487,235
   Policyowners' surrenders..............................         (26,883)           (22,215)           (12,836)
   Policyowners' annuity and death benefits..............              --                 --                 --
   Net transfers from (to) Fixed Account.................         760,252            385,802            381,569
   Transfers between Investment Divisions................         332,119            263,554            246,929
                                                            -------------      -------------      -------------
     Net contributions and (withdrawals).................       6,724,492          4,080,912          4,102,897
                                                            -------------      -------------      -------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained
     by the Separate Account.............................            (758)              (157)              (395)
                                                            -------------      -------------      -------------
       Increase (decrease) in net assets.................       7,114,754          4,238,596          4,358,065
NET ASSETS:
   Beginning of year.....................................              --                 --                 --
                                                            -------------      -------------      -------------
   End of year...........................................   $   7,114,754      $   4,238,596      $   4,358,065
                                                            =============      =============      =============


                                                           Janus Aspen Series
                                                               Worldwide        MFS(R) INVESTORS        MFS(R)
                                                                GROWTH--         TRUST SERIES--    RESEARCH SERIES--
                                                             SERVICE SHARES      SERVICE CLASS       SERVICE CLASS
                                                           ------------------   ----------------   -----------------
                                                                  2003                2003               2003
                                                           ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..........................     $      (9,168)     $      (4,088)      $      (6,664)
   Net realized gain (loss) on investments...............             5,488              2,765                 890
   Realized gain distribution received...................                --                 --                  --
   Change in unrealized appreciation (depreciation) on
     investments.........................................           552,083             69,400             119,316
                                                              -------------      -------------       -------------
     Net increase (decrease) in net assets resulting from
       operations........................................           548,403             68,077             113,542
                                                              -------------      -------------       -------------
 Contributions and (Withdrawals):
   Payments received from policyowners...................         5,688,873            840,705           1,261,053
   Policyowners' surrenders..............................           (25,856)            (2,718)             (2,817)
   Policyowners' annuity and death benefits..............                --                 --                  --
   Net transfers from (to) Fixed Account.................           756,492            177,860             189,489
   Transfers between Investment Divisions................           203,774             35,184             212,793
                                                              -------------      -------------       -------------
     Net contributions and (withdrawals).................         6,623,283          1,051,031           1,660,518
                                                              -------------      -------------       -------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained
     by the Separate Account.............................            (1,192)              (151)               (252)
                                                              -------------      -------------       -------------
       Increase (decrease) in net assets.................         7,170,494          1,118,957           1,773,808
NET ASSETS:
   Beginning of year.....................................                --                 --                  --
                                                              -------------      -------------       -------------
   End of year...........................................     $   7,170,494      $   1,118,957       $   1,773,808
                                                              =============      =============       =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(c) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

       DREYFUS IP
       TECHNOLOGY      FIDELITY(R) VIP    FIDELITY(R) VIP    FIDELITY(R) VIP       JANUS ASPEN
        GROWTH--       CONTRAFUND(R)--    EQUITY-INCOME--       MID CAP--       SERIES BALANCED--
     SERVICE SHARES    SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES
    ----------------   ----------------   ----------------   ----------------   -----------------
          2003               2003               2003             2003(c)              2003
-------------------------------------------------------------------------------------------------
     $     (28,950)     $     (62,633)     $     (54,055)     $      (9,128)      $     128,799
            30,527              7,697              9,678              5,852               5,656
                --                 --                 --                 --                  --
           467,105          1,333,185          1,500,408            297,094             917,096
     -------------      -------------      -------------      -------------       -------------
           468,682          1,278,249          1,456,031            293,818           1,051,551
     -------------      -------------      -------------      -------------       -------------
         6,715,921         14,442,367         13,722,795          1,861,787          20,254,818
           (22,108)           (72,874)           (69,883)           (36,974)           (105,144)
                --                 --             (8,028)                --                  --
           585,804          2,527,803          1,661,505            316,111           3,134,124
           446,667          1,042,665            488,394          2,629,850             302,659
     -------------      -------------      -------------      -------------       -------------
         7,726,284         17,939,961         15,794,783          4,770,774          23,586,457
     -------------      -------------      -------------      -------------       -------------
              (670)            (2,511)            (3,060)              (398)             (2,405)
     -------------      -------------      -------------      -------------       -------------
         8,194,296         19,215,699         17,247,754          5,064,194          24,635,603
                --                 --                 --                 --                  --
     -------------      -------------      -------------      -------------       -------------
     $   8,194,296      $  19,215,699      $  17,247,754      $   5,064,194       $  24,635,603
     =============      =============      =============      =============       =============

                          NEUBERGER
                          BERMAN AMT                          VAN KAMPEN UIF
    MFS(R) UTILITIES       MID-CAP         T. ROWE PRICE         EMERGING
        SERIES--           GROWTH--        EQUITY INCOME     MARKETS EQUITY--
     SERVICE CLASS         CLASS S         PORTFOLIO--II         CLASS II
    ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003
-----------------------------------------------------------------------------
     $        (295)     $      (1,867)     $      28,151      $      (6,522)
                 4                231            (11,111)            30,499
                --                 --                 --                 --
            11,177             27,641          1,323,740            234,981
     -------------      -------------      -------------      -------------
            10,886             26,005          1,340,780            258,958
     -------------      -------------      -------------      -------------
           137,548            208,242         13,752,482          1,877,349
                --             (2,463)           (69,148)            (5,182)
                --                 --            (22,489)                --
             9,469            262,967          1,917,938            149,329
               (17)            23,747            911,110            591,097
     -------------      -------------      -------------      -------------
           147,000            492,493         16,489,893          2,612,593
     -------------      -------------      -------------      -------------
               (14)               (50)            18,413               (392)
     -------------      -------------      -------------      -------------
           157,872            518,448         17,849,086          2,871,159
                --                 --                 --                 --
     -------------      -------------      -------------      -------------
     $     157,872      $     518,448      $  17,849,086      $   2,871,159
     =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-III ("Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages(R) Access Variable Annuity and MainStay Access Variable Annuity), Series III policies (LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity), Series IV policies (LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity), Series V policies (LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity) and Series VI policies (LifeStages(R) Premium Plus II Variable Annuity, MainStay Premium Plus II Variable Annuity and AmSouth Premium Plus II Variable Annuity). Sales of the Series II policies were discontinued effective February 28, 2003 for the LifeStages(R) Access Variable Annuity and October 14, 2002 for the MainStay Access Variable Annuity. This account was established to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Variable Insurance Funds, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co. LLC, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

  The following investment divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond--Initial Class
MainStay VP Capital Appreciation--Initial Class
MainStay VP Cash Management
MainStay VP Convertible--Initial Class
MainStay VP Equity Income--Initial Class
MainStay VP Government--Initial Class
MainStay VP Growth Equity--Initial Class
MainStay VP High Yield Corporate Bond--Initial Class
MainStay VP Indexed Equity--Initial Class
MainStay VP International Equity--Initial Class
MainStay VP Mid Cap Core--Initial Class
MainStay VP Mid Cap Growth--Initial Class
MainStay VP Small Cap Growth--Initial Class
MainStay VP Total Return--Initial Class
MainStay VP Value--Initial Class
MainStay VP American Century Income &
  Growth--Initial Class
MainStay VP Dreyfus Large Company Value--Initial Class
MainStay VP Eagle Asset Management Growth
  Equity--Initial Class
MainStay VP Lord Abbett Developing Growth--
  Initial Class
Alger American Small Capitalization--Class O Shares
AmSouth Enhanced Market Fund
AmSouth International Equity Fund
AmSouth Large Cap Fund
AmSouth Mid Cap Fund
Calvert Social Balanced
Dreyfus IP Technology Growth--Initial Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
MFS(R) Investors Trust Series--Initial Class

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth--Class I
T. Rowe Price Equity Income Portfolio
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Equity--Class I
MainStay VP Bond--Service Class
MainStay VP Capital Appreciation--Service Class
MainStay VP Convertible--Service Class
MainStay VP Equity Income--Service Class
MainStay VP Government--Service Class
MainStay VP Growth Equity--Service Class
MainStay VP High Yield Corporate Bond--Service Class
MainStay VP Indexed Equity--Service Class
MainStay VP International Equity--Service Class
MainStay VP Mid Cap Core--Service Class
MainStay VP Mid Cap Growth--Service Class
MainStay VP Small Cap Growth--Service Class
MainStay VP Total Return--Service Class
MainStay VP Value--Service Class
MainStay VP American Century Income & Growth--
  Service Class
MainStay VP Dreyfus Large Company Value--
  Service Class
MainStay Eagle Asset Management Growth
  Equity--Service Class
MainStay VP Lord Abbett Developing Growth--
  Service Class
Alger American Small Capitalization--Class S Shares
Dreyfus IP Technology Growth--Service Shares
Fidelity(R) VIP Contrafund(R)--Service Class 2
Fidelity(R) VIP Equity-Income--Service Class 2
Fidelity(R) VIP Mid Cap--Service Class 2
Janus Aspen Series Balanced--Service Shares
Janus Aspen Series Worldwide Growth--Service Shares
MFS(R) Investors Trust Series--Service Class
MFS(R) Research Series--Service Class
MFS(R) Utilities Series--Service Class
Neuberger Berman AMT Mid-Cap Growth--Class S
T. Rowe Price Equity Income Portfolio--II
Van Kampen UIF Emerging Markets Equity--Class II

  Not all investment divisions are available under all policies.

  For all policies within Series I, III, IV, V and VI, initial premium payments are allocated to the Investment Divisions, Fixed Account(s) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For Series IV policies, there are two Fixed Accounts available, a one year and a three year Fixed Account. For Series I, III, IV, V and VI, subsequent premium payments are allocated to the Investment Divisions, one year Fixed Account, three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the Business Day they are received. For Series II policies, subsequent premium payments are not permitted. In those states where NYLIAC offers a single premium version of the Series III policies, only one premium payment is allowed. In those states where NYLIAC offers a modified version of the Series IV and V policies, subsequent premium payments are allowed only during the first policy year. In addition, for Series I, II, III, V and VI policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC subject to certain restrictions. For Series IV policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one year Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2003, the investments of the Separate Account are as follows:


                                                                                  MAINSTAY VP
                                                            MAINSTAY VP             CAPITAL             MAINSTAY VP
                                                              BOND--             APPRECIATION--            CASH
                                                           INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                                                           --------------------------------------------------------
Number of shares.........................................       20,993                 20,055              240,252
Identified cost..........................................     $284,161               $609,782           $  240,260


                                                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                               MID CAP               MID CAP              SMALL CAP
                                                               CORE--               GROWTH--              GROWTH--
                                                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                                                            ---------------------------------------------------------
Number of shares..........................................        3,658                 6,412                  6,672
Identified cost...........................................     $ 33,451              $ 52,232             $   54,981

  Investment activity for the year ended December 31, 2003, was as follows:


                                                                                  MAINSTAY VP
                                                            MAINSTAY VP             CAPITAL             MAINSTAY VP
                                                              BOND--             APPRECIATION--            CASH
                                                           INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                                                           --------------------------------------------------------
Purchases................................................     $ 80,212               $ 21,876           $  797,222
Proceeds from sales......................................       61,395                 43,995              922,366


                                                            MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                              MID CAP               MID CAP              SMALL CAP
                                                              CORE--               GROWTH--              GROWTH--
                                                           INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                                                           ---------------------------------------------------------
Purchases................................................     $ 14,641              $ 33,386             $   30,823
Proceeds from sales......................................        3,450                 2,349                  5,190

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
         20,851            10,236            23,372            17,127             83,093            28,108             4,074
       $228,463          $ 95,121          $257,543          $405,439           $754,935          $717,959          $ 41,642

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
         16,646            16,873             5,232             4,890            10,402             3,860              4,233
       $312,942          $256,545          $ 56,310          $ 48,380          $161,543          $ 34,556           $ 65,284


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
       $ 46,299          $ 27,944          $ 98,962          $ 18,150           $255,627          $ 60,617          $183,318
         13,119             5,101           131,426            32,210             84,299            54,710           173,526

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
       $ 21,914          $ 23,787          $  9,074          $ 10,165          $ 13,318          $ 10,653           $ 34,841
         25,056            19,363            14,067            12,608            13,729             5,646             33,415

--------------------------------------------------------------------------------


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                             MARKET FUND       EQUITY FUND       LARGE CAP FUND       MID CAP FUND       BALANCED
                            ----------------------------------------------------------------------------------------
Number of shares..........          306               41                 462                 189           22,290
Identified cost...........     $  2,391         $    317            $  3,777            $  1,326         $ 42,135

                                                                                                        VAN KAMPEN
                                                NEUBERGER                                                   UIF
                                MFS(R)         BERMAN AMT                               VAN ECK          EMERGING
                              UTILITIES          MID-CAP         T. ROWE PRICE         WORLDWIDE          MARKETS
                               SERIES--         GROWTH--             EQUITY               HARD           EQUITY--
                            INITIAL CLASS        CLASS I        INCOME PORTFOLIO         ASSETS           CLASS I
                            ----------------------------------------------------------------------------------------
Number of shares..........          135              544               8,576               1,218            4,492
Identified cost...........     $  1,760         $  7,499            $157,810            $ 14,077         $ 40,089


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                             MARKET FUND       EQUITY FUND       LARGE CAP FUND       MID CAP FUND       BALANCED
                            ----------------------------------------------------------------------------------------
Purchases.................     $    674         $    175            $  1,003            $    411         $  9,602
Proceeds from sales.......          165               20                 235                  73            2,919

                                                                                                        VAN KAMPEN
                                                NEUBERGER                                                   UIF
                                MFS(R)         BERMAN AMT                               VAN ECK          EMERGING
                              UTILITIES          MID-CAP         T. ROWE PRICE         WORLDWIDE          MARKETS
                               SERIES--         GROWTH--             EQUITY               HARD           EQUITY--
                            INITIAL CLASS        CLASS I        INCOME PORTFOLIO         ASSETS           CLASS I
                            ----------------------------------------------------------------------------------------
Purchases.................     $  1,403         $  4,945            $ 35,550            $  8,049         $409,273
Proceeds from sales.......          437              836              10,454               3,521          410,915

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                              JANUS ASPEN
                                                            JANUS ASPEN         SERIES            MFS(R)
      DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES           WORLDWIDE         INVESTORS          MFS(R)
      TECHNOLOGY            VIP               VIP           BALANCED--         GROWTH--            TRUST           RESEARCH
       GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
          3,565            15,065             9,764            28,171            11,412             1,967             3,076
       $ 27,034          $351,283          $220,148          $696,376          $462,649          $ 35,507          $ 54,420

                                                                              JANUS ASPEN
                                                            JANUS ASPEN         SERIES            MFS(R)
      DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES           WORLDWIDE         INVESTORS          MFS(R)
      TECHNOLOGY            VIP               VIP           BALANCED--         GROWTH--            TRUST           RESEARCH
       GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
       $ 27,593          $ 31,740          $ 26,448          $ 53,784          $ 98,037          $  3,126          $  3,444
         10,352            20,980            16,541            77,320           128,112             3,937             4,988

--------------------------------------------------------------------------------


                                                                                 MAINSTAY VP
                                                           MAINSTAY VP             CAPITAL              MAINSTAY VP
                                                             BOND--             APPRECIATION--         CONVERTIBLE--
                                                          SERVICE CLASS         SERVICE CLASS          SERVICE CLASS
                                                          -----------------------------------------------------------
Number of shares........................................       1,414                     722                 2,098
Identified cost.........................................    $ 19,909                $ 14,022              $ 21,742


                                                           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                             MID CAP              SMALL CAP               TOTAL
                                                            GROWTH--              GROWTH--               RETURN--
                                                          SERVICE CLASS         SERVICE CLASS         SERVICE CLASS
                                                          ----------------------------------------------------------
Number of shares........................................       1,669                 1,373                    736
Identified cost.........................................    $ 14,726              $ 12,730               $ 11,400


                                                                                 MAINSTAY VP
                                                           MAINSTAY VP             CAPITAL              MAINSTAY VP
                                                             BOND--             APPRECIATION--         CONVERTIBLE--
                                                          SERVICE CLASS         SERVICE CLASS          SERVICE CLASS
                                                          -----------------------------------------------------------
Purchases...............................................    $ 20,384               $ 14,113               $ 22,078
Proceeds from sales.....................................         466                     94                    346


                                                           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                             MID CAP              SMALL CAP               TOTAL
                                                            GROWTH--              GROWTH--               RETURN--
                                                          SERVICE CLASS         SERVICE CLASS         SERVICE CLASS
                                                          ----------------------------------------------------------
Purchases...............................................    $ 15,143               $ 13,697              $ 11,636
Proceeds from sales.....................................         434                  1,068                   245

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


      MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
        EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL      MAINSTAY VP
       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--       MID CAP CORE--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------------------
          1,565             1,226               524              8,155             1,707               710               768
       $ 15,255          $ 13,604          $  9,165           $ 77,060          $ 35,871          $  7,873          $  7,792

                        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                         AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
                          CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN         DREYFUS IP
      MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL           TECHNOLOGY
        VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--      GROWTH--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------------
            974               383               563               627               496                252               955
       $ 13,477          $  3,695          $  5,316          $  6,733          $  4,087           $  4,103          $  7,750


      MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
        EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL      MAINSTAY VP
       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--       MID CAP CORE--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------------------
       $ 15,316          $ 14,288          $  9,303           $ 78,511          $ 36,056          $  7,911          $  7,842
             64               661               147              1,526               193                38                54

                        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                         AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
                          CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN         DREYFUS IP
      MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL           TECHNOLOGY
        VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--      GROWTH--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------------
       $ 13,553          $  3,791          $  5,364          $  6,901          $  4,172           $  4,126          $  8,045
             82                98                49               176                95                 26               326

--------------------------------------------------------------------------------

                                                     FIDELITY(R)                                              JANUS ASPEN
                                  FIDELITY(R)            VIP            FIDELITY(R)        JANUS ASPEN          SERIES
                                      VIP              EQUITY-            VIP MID            SERIES            WORLDWIDE
                                CONTRAFUND(R)--       INCOME--         CAP-- SERVICE       BALANCED--          GROWTH--
                                SERVICE CLASS 2    SERVICE CLASS 2        CLASS 2        SERVICE SHARES     SERVICE SHARES
                                -------------------------------------------------------------------------------------------
Number of shares..............          840                753                212              1,037                280
Identified cost...............     $ 17,933           $ 15,793           $  4,776           $ 23,789           $  6,638


                                                     FIDELITY(R)                                              JANUS ASPEN
                                  FIDELITY(R)            VIP            FIDELITY(R)        JANUS ASPEN          SERIES
                                      VIP              EQUITY-            VIP MID            SERIES            WORLDWIDE
                                CONTRAFUND(R)--       INCOME--         CAP-- SERVICE       BALANCED--          GROWTH--
                                SERVICE CLASS 2    SERVICE CLASS 2        CLASS 2        SERVICE SHARES     SERVICE SHARES
                                -------------------------------------------------------------------------------------------
Purchases.....................     $ 18,048           $ 15,961           $  4,872           $ 24,231           $  6,760
Proceeds from sales...........          123                178                102                447                127

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                           VAN KAMPEN
        MFS(R)                                           NEUBERGER                            UIF
      INVESTORS          MFS(R)           MFS(R)         BERMAN AMT     T. ROWE PRICE       EMERGING
        TRUST           RESEARCH        UTILITIES         MID-CAP           EQUITY          MARKETS
       SERIES--         SERIES--         SERIES--         GROWTH--          INCOME          EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       CLASS S       PORTFOLIO--II       CLASS II
    ---------------------------------------------------------------------------------------------------
             69              134               10               34              886              318
       $  1,053         $  1,660         $    147         $    492         $ 16,551         $  2,642

                                                                                           VAN KAMPEN
        MFS(R)                                           NEUBERGER                            UIF
      INVESTORS          MFS(R)           MFS(R)         BERMAN AMT     T. ROWE PRICE       EMERGING
        TRUST           RESEARCH        UTILITIES         MID-CAP           EQUITY          MARKETS
       SERIES--         SERIES--         SERIES--         GROWTH--          INCOME          EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       CLASS S       PORTFOLIO--II       CLASS II
    ---------------------------------------------------------------------------------------------------
       $  1,111         $  1,685         $    147         $    496         $ 16,707         $  3,390
             62               26               --                3              144              778

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV, V, and VI policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III and LifeStages(R) Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III and MainStay Premium Plus II Variable Annuity and AmSouth Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge.

  For the LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

  For LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

  All surrender charges are recorded with policyowners' surrenders in the accompanying statement of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III, V and VI policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies, this charge is $40 per policy (may be lower in some states). For Series III, IV, and VI policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II, III, IV, V and VI policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV, V and VI policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45%, 1.85% and 1.75%, respectively of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2003 and 2002 were as follows:


                                                                                                       MAINSTAY VP
                                                                   MAINSTAY VP                           CAPITAL
                                                                     BOND--                          APPRECIATION--
                                                                  INITIAL CLASS                       INITIAL CLASS
                                                            -------------------------           -------------------------
                                                             2003             2002(a)            2003             2002(a)
                                                            -------------------------------------------------------------
SERIES I POLICIES
Units Issued............................................        728            4,226                578               992
Units Redeemed..........................................     (2,394)          (1,283)            (2,779)           (4,650)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................     (1,666)           2,943             (2,201)           (3,658)
                                                            =======           =======           =======           =======
SERIES II POLICIES
Units Issued............................................         30              151                  1                28
Units Redeemed..........................................        (79)             (77)               (15)              (40)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................        (49)              74                (14)              (12)
                                                            =======           =======           =======           =======
SERIES III POLICIES
Units Issued............................................      2,704            2,928              1,861             1,738
Units Redeemed..........................................     (1,053)             (96)              (211)             (441)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................      1,651            2,832              1,650             1,297
                                                            =======           =======           =======           =======
SERIES IV POLICIES
Units Issued............................................      1,268              576                577               397
Units Redeemed..........................................       (287)              (5)               (30)               (1)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................        981              571                547               396
                                                            =======           =======           =======           =======
SERIES V POLICIES
Units Issued............................................         28               13                  4                 1
Units Redeemed..........................................         (8)              --                 --                --
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................         20               13                  4                 1
                                                            =======           =======           =======           =======
SERIES VI POLICIES
Units Issued............................................         --               --                 --                --
Units Redeemed..........................................         --               --                 --                --
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................         --               --                 --                --
                                                            =======           =======           =======           =======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
       MAINSTAY VP        CONVERTIBLE--      EQUITY INCOME--      GOVERNMENT--
     CASH MANAGEMENT      INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
    -----------------   -----------------   -----------------   -----------------
    2003(b)   2002(a)    2003     2002(a)    2003     2002(a)    2003     2002(a)
    -----------------------------------------------------------------------------
    16,976    57,342      1,318    1,258      1,161    3,820        801     8,021
    (94,625)  (54,568)     (707)  (1,176)      (338)    (223)    (4,878)   (1,054)
    -------   -------   -------   -------   -------   -------   -------   -------
    (77,649)   2,774        611       82        823    3,597     (4,077)    6,967
    =======   =======   =======   =======   =======   =======   =======   =======
     8,111    21,890         10       73          8       68         61       195
    (30,445)  (11,353)      (51)     (63)       (10)     (12)      (186)      (36)
    -------   -------   -------   -------   -------   -------   -------   -------
    (22,334)  10,537        (41)      10         (2)      56       (125)      159
    =======   =======   =======   =======   =======   =======   =======   =======
    38,546    41,442      2,022    1,790      1,215    1,695      3,379     3,157
    (55,519)  (6,015)      (171)    (207)      (118)     (30)    (2,204)     (113)
    -------   -------   -------   -------   -------   -------   -------   -------
    (16,973)  35,427      1,851    1,583      1,097    1,665      1,175     3,044
    =======   =======   =======   =======   =======   =======   =======   =======
    23,094     7,273        715      398        726      437      1,547       869
    (11,450)  (2,324)       (28)      (2)       (34)     (15)      (771)       (4)
    -------   -------   -------   -------   -------   -------   -------   -------
    11,644     4,949        687      396        692      422        776       865
    =======   =======   =======   =======   =======   =======   =======   =======
     2,390       200         14        1         15       14         47        16
      (469)      (30)        --       --         --       --        (15)       --
    -------   -------   -------   -------   -------   -------   -------   -------
     1,921       170         14        1         15       14         32        16
    =======   =======   =======   =======   =======   =======   =======   =======
     7,586        --         --       --         --       --         --        --
    (4,699)       --         --       --         --       --         --        --
    -------   -------   -------   -------   -------   -------   -------   -------
     2,887        --         --       --         --       --         --        --
    =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------



                                                                                                       MAINSTAY VP
                                                                    MAINSTAY VP                         HIGH YIELD
                                                                  GROWTH EQUITY--                    CORPORATE BOND--
                                                                   INITIAL CLASS                      INITIAL CLASS
                                                              ------------------------           ------------------------
                                                               2003            2002(a)            2003            2002(a)
                                                              -----------------------------------------------------------
SERIES I POLICIES
Units Issued..............................................       286            1,076             5,528            2,095
Units Redeemed............................................    (1,556)          (2,564)           (2,766)          (2,845)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................    (1,270)          (1,488)            2,762             (750)
                                                              ======           ======            ======           ======
SERIES II POLICIES
Units Issued..............................................         5               35               242              157
Units Redeemed............................................       (72)             (46)             (122)             (51)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       (67)             (11)              120              106
                                                              ======           ======            ======           ======
SERIES III POLICIES
Units Issued..............................................     1,067            1,944             5,210            3,178
Units Redeemed............................................      (321)            (320)             (411)            (233)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       746            1,624             4,799            2,945
                                                              ======           ======            ======           ======
SERIES IV POLICIES
Units Issued..............................................       535              369             2,072              785
Units Redeemed............................................       (32)              (2)              (89)              (9)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       503              367             1,983              776
                                                              ======           ======            ======           ======
SERIES V POLICIES
Units Issued..............................................        20                2               110                6
Units Redeemed............................................        --               --                (4)              --
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................        20                2               106                6
                                                              ======           ======            ======           ======
SERIES VI POLICIES
Units Issued..............................................        --               --                --               --
Units Redeemed............................................        --               --                --               --
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................        --               --                --               --
                                                              ======           ======            ======           ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                  MAINSTAY VP        MAINSTAY VP
      MAINSTAY VP           MAINSTAY VP             MID CAP            MID CAP
    INDEXED EQUITY--   INTERNATIONAL EQUITY--        CORE--            GROWTH--
     INITIAL CLASS         INITIAL CLASS         INITIAL CLASS      INITIAL CLASS
    ----------------   ----------------------   ----------------   ----------------
     2003    2002(a)     2003       2002(a)      2003    2002(a)    2003    2002(a)
    -------------------------------------------------------------------------------
       707    1,462        495          512        585    1,212     2,332      965
    (2,167)  (4,453)      (199)        (116)      (212)     (74)     (102)     (52)
    ------   ------     ------       ------     ------   ------    ------   ------
    (1,460)  (2,991)       296          396        373    1,138     2,230      913
    ======   ======     ======       ======     ======   ======    ======   ======
        24       59        131           27          8        9         6       13
       (47)     (33)      (120)         (25)        (1)      (1)       (6)      (1)
    ------   ------     ------       ------     ------   ------    ------   ------
       (23)      26         11            2          7        8        --       12
    ======   ======     ======       ======     ======   ======    ======   ======
     3,350    4,448        712          360        641      405     1,364      586
      (303)    (362)       (83)         (13)       (21)     (10)      (69)     (19)
    ------   ------     ------       ------     ------   ------    ------   ------
     3,047    4,086        629          347        620      395     1,295      567
    ======   ======     ======       ======     ======   ======    ======   ======
     1,231      665        219           81        253      162       409      200
       (52)      (5)        (8)          (1)       (12)     (10)      (16)      (1)
    ------   ------     ------       ------     ------   ------    ------   ------
     1,179      660        211           80        241      152       393      199
    ======   ======     ======       ======     ======   ======    ======   ======
        13        8          4            1          3        1         5        2
        --       --         --           --         --       --        --       --
    ------   ------     ------       ------     ------   ------    ------   ------
        13        8          4            1          3        1         5        2
    ======   ======     ======       ======     ======   ======    ======   ======
        --       --         --           --         --       --        --       --
        --       --         --           --         --       --        --       --
    ------   ------     ------       ------     ------   ------    ------   ------
        --       --         --           --         --       --        --       --
    ======   ======     ======       ======     ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                       MAINSTAY VP
                                                        SMALL CAP         MAINSTAY VP
                                                         GROWTH--        TOTAL RETURN--
                                                      INITIAL CLASS      INITIAL CLASS
                                                     ----------------   ----------------
                                                      2003    2002(a)    2003    2002(a)
                                                     -----------------------------------
SERIES I POLICIES
Units Issued.......................................   1,825    1,455       268      585
Units Redeemed.....................................    (248)    (141)   (1,327)  (2,711)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................   1,577    1,314    (1,059)  (2,126)
                                                     ======   ======    ======   ======
SERIES II POLICIES
Units Issued.......................................       7       11         4       18
Units Redeemed.....................................      (2)      (1)      (40)     (42)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................       5       10       (36)     (24)
                                                     ======   ======    ======   ======
SERIES III POLICIES
Units Issued.......................................   1,184      753     1,241    1,130
Units Redeemed.....................................     (87)     (54)     (135)     (85)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................   1,097      699     1,106    1,045
                                                     ======   ======    ======   ======
SERIES IV POLICIES
Units Issued.......................................     504      245       435      237
Units Redeemed.....................................     (21)      (2)      (24)      (1)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................     483      243       411      236
                                                     ======   ======    ======   ======
SERIES V POLICIES
Units Issued.......................................       9        2        26        1
Units Redeemed.....................................      --       --        (1)      --
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................       9        2        25        1
                                                     ======   ======    ======   ======
SERIES VI POLICIES
Units Issued.......................................      --       --        --       --
Units Redeemed.....................................      --       --        --       --
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................      --       --        --       --
                                                     ======   ======    ======   ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                 MAINSTAY VP
                          MAINSTAY VP         MAINSTAY VP        EAGLE ASSET
      MAINSTAY VP       AMERICAN CENTURY     DREYFUS LARGE        MANAGEMENT
        VALUE--        INCOME & GROWTH--    COMPANY VALUE--    GROWTH EQUITY--
     INITIAL CLASS       INITIAL CLASS       INITIAL CLASS      INITIAL CLASS
    ----------------   ------------------   ----------------   ----------------
     2003    2002(a)    2003     2002(a)     2003    2002(a)    2003    2002(a)
    ---------------------------------------------------------------------------
       451    1,536       221        473       301      493       176      707
    (1,053)  (1,312)   (1,308)      (605)   (1,208)    (390)     (733)  (1,869)
    ------   ------    ------     ------    ------   ------    ------   ------
      (602)     224    (1,087)      (132)     (907)     103      (557)  (1,162)
    ======   ======    ======     ======    ======   ======    ======   ======
        10       45        10         30         3        9        13       26
       (15)     (12)       (5)        (7)       (4)      (2)       (9)      (8)
    ------   ------    ------     ------    ------   ------    ------   ------
        (5)      33         5         23        (1)       7         4       18
    ======   ======    ======     ======    ======   ======    ======   ======
     1,046    1,899       488        348       540      448       989      794
      (141)    (222)      (68)       (11)      (53)    (120)     (142)    (237)
    ------   ------    ------     ------    ------   ------    ------   ------
       905    1,677       420        337       487      328       847      557
    ======   ======    ======     ======    ======   ======    ======   ======
       685      509       132         65       194      102       235      142
       (43)      (4)       (2)        --       (14)      (1)      (14)      (1)
    ------   ------    ------     ------    ------   ------    ------   ------
       642      505       130         65       180      101       221      141
    ======   ======    ======     ======    ======   ======    ======   ======
        16        6        --         --         3       --         4       --
        --       --        --         --        --       --        --       --
    ------   ------    ------     ------    ------   ------    ------   ------
        16        6        --         --         3       --         4       --
    ======   ======    ======     ======    ======   ======    ======   ======
        --       --        --         --        --       --        --       --
        --       --        --         --        --       --        --       --
    ------   ------    ------     ------    ------   ------    ------   ------
        --       --        --         --        --       --        --       --
    ======   ======    ======     ======    ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                         LORD ABBETT           ALGER AMERICAN
                                                     DEVELOPING GROWTH--   SMALL CAPITALIZATION--
                                                        INITIAL CLASS          CLASS O SHARES
                                                     -------------------   -----------------------
                                                       2003     2002(a)       2003       2002(a)
                                                     ---------------------------------------------
SERIES I POLICIES
Units Issued.......................................     581        167         338            501
Units Redeemed.....................................    (380)      (233)       (536)        (1,173)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................     201        (66)       (198)          (672)
                                                      =====      =====       =====         ======
SERIES II POLICIES
Units Issued.......................................      12         15           6             16
Units Redeemed.....................................      (3)        (2)        (34)            (6)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................       9         13         (28)            10
                                                      =====      =====       =====         ======
SERIES III POLICIES
Units Issued.......................................     455        170         778            487
Units Redeemed.....................................     (18)        (5)       (212)          (124)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................     437        165         566            363
                                                      =====      =====       =====         ======
SERIES IV POLICIES
Units Issued.......................................      92         42         135             46
Units Redeemed.....................................      (2)        --          (6)            --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................      90         42         129             46
                                                      =====      =====       =====         ======
SERIES V POLICIES
Units Issued.......................................       1         --           4             --
Units Redeemed.....................................      --         --          --             --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................       1         --           4             --
                                                      =====      =====       =====         ======
SERIES VI POLICIES
Units Issued.......................................      --         --          --             --
Units Redeemed.....................................      --         --          --             --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................      --         --          --             --
                                                      =====      =====       =====         ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        AMSOUTH           AMSOUTH
       ENHANCED        INTERNATIONAL        AMSOUTH           AMSOUTH
      MARKET FUND       EQUITY FUND     LARGE CAP FUND     MID CAP FUND
    ---------------   ---------------   ---------------   ---------------
    2003(b)   2002    2003(b)   2002    2003(b)   2002    2003(b)   2002
    ---------------------------------------------------------------------
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        68     151        16      20       125     219        51       84
       (14)    (39)       (1)    (13)      (32)    (50)       (8)      (8)
     -----    -----    -----    -----    -----    -----    -----    -----
        54     112        15       7        93     169        43       76
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        12      --         3      --        12      --         7       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        12      --         3      --        12      --         7       --
     =====    =====    =====    =====    =====    =====    =====    =====

--------------------------------------------------------------------------------



                                                          CALVERT             DREYFUS IP
                                                          SOCIAL         TECHNOLOGY GROWTH--
                                                         BALANCED           INITIAL SHARES
                                                     -----------------   --------------------
                                                     2003(b)   2002(a)     2003      2002(a)
                                                     ----------------------------------------
SERIES I POLICIES
Units Issued.......................................     155       211      1,387        545
Units Redeemed.....................................    (127)     (252)      (175)       (55)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      28       (41)     1,212        490
                                                     ======    ======     ======     ======
SERIES II POLICIES
Units Issued.......................................       2         5          4         21
Units Redeemed.....................................      (3)       (1)        (9)        (1)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      (1)        4         (5)        20
                                                     ======    ======     ======     ======
SERIES III POLICIES
Units Issued.......................................     502       323        963        299
Units Redeemed.....................................     (31)      (34)      (106)       (13)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................     471       289        857        286
                                                     ======    ======     ======     ======
SERIES IV POLICIES
Units Issued.......................................     175        38        162         51
Units Redeemed.....................................      (3)       --         (6)        --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................     172        38        156         51
                                                     ======    ======     ======     ======
SERIES V POLICIES
Units Issued.......................................       5         1          2         --
Units Redeemed.....................................      --        --         --         --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................       5         1          2         --
                                                     ======    ======     ======     ======
SERIES VI POLICIES
Units Issued.......................................      43        --         --         --
Units Redeemed.....................................      --        --         --         --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      43        --         --         --
                                                     ======    ======     ======     ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               JANUS ASPEN
                                            JANUS ASPEN           SERIES
      FIDELITY(R)        FIDELITY(R)           SERIES           WORLDWIDE
          VIP                VIP             BALANCED--          GROWTH--
    CONTRAFUND(R)--    EQUITY-INCOME--     INSTITUTIONAL      INSTITUTIONAL
     INITIAL CLASS      INITIAL CLASS          SHARES             SHARES
    ----------------   ----------------   ----------------   ----------------
     2003    2002(a)    2003    2002(a)    2003    2002(a)    2003    2002(a)
    -------------------------------------------------------------------------
       678    1,134       645    1,360       662    2,705       419    1,088
    (1,200)  (1,936)   (1,014)  (1,313)   (3,784)  (4,195)   (3,175)  (3,792)
    ------   ------    ------   ------    ------   ------    ------   ------
      (522)    (802)     (369)      47    (3,122)  (1,490)   (2,756)  (2,704)
    ======   ======    ======   ======    ======   ======    ======   ======
        14       32        14       33        18       80         5       49
        (6)      (7)       (7)      (9)      (37)     (61)      (23)      (9)
    ------   ------    ------   ------    ------   ------    ------   ------
         8       25         7       24       (19)      19       (18)      40
    ======   ======    ======   ======    ======   ======    ======   ======
     2,104    1,653     1,194    1,632     2,516    4,145     1,043    1,390
      (247)    (123)     (198)    (317)     (633)    (445)     (370)    (314)
    ------   ------    ------   ------    ------   ------    ------   ------
     1,857    1,530       996    1,315     1,883    3,700       673    1,076
    ======   ======    ======   ======    ======   ======    ======   ======
       682      428       526      274     1,225      891       414      268
       (37)      (3)      (23)      (4)      (77)      (7)      (22)      (1)
    ------   ------    ------   ------    ------   ------    ------   ------
       645      425       503      270     1,148      884       392      267
    ======   ======    ======   ======    ======   ======    ======   ======
        27        5        27        9        47        9         7       --
        (1)      --        (1)      --        (8)      --        --       --
    ------   ------    ------   ------    ------   ------    ------   ------
        26        5        26        9        39        9         7       --
    ======   ======    ======   ======    ======   ======    ======   ======
        --       --        --       --        --       --        --       --
        --       --        --       --        --       --        --       --
    ------   ------    ------   ------    ------   ------    ------   ------
        --       --        --       --        --       --        --       --
    ======   ======    ======   ======    ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                         MFS(R)            MFS(R)
                                                     INVESTORS TRUST      RESEARCH       MFS(R) UTILITIES
                                                        SERIES--          SERIES--           SERIES--
                                                      INITIAL CLASS     INITIAL CLASS      INITIAL CLASS
                                                     ---------------   ---------------   -----------------
                                                     2003    2002(a)   2003    2002(a)    2003    2002(a)
                                                     -----------------------------------------------------
SERIES I POLICIES
Units Issued.......................................    90       482     101       241       57        38
Units Redeemed.....................................  (343)     (647)   (429)     (991)      (5)       (8)
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................  (253)     (165)   (328)     (750)      52        30
                                                     =====    =====    =====    =====    =====     =====
SERIES II POLICIES
Units Issued.......................................     5        17       1         5        2         1
Units Redeemed.....................................    (1)       (5)     (5)       (7)      (1)       --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................     4        12      (4)       (2)       1         1
                                                     =====    =====    =====    =====    =====     =====
SERIES III POLICIES
Units Issued.......................................   145       307     206       328       82        67
Units Redeemed.....................................   (63)     (131)    (77)     (229)     (10)      (36)
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    82       176     129        99       72        31
                                                     =====    =====    =====    =====    =====     =====
SERIES IV POLICIES
Units Issued.......................................    71        57      64        45        4         4
Units Redeemed.....................................    (2)       --      (2)       --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    69        57      62        45        4         4
                                                     =====    =====    =====    =====    =====     =====
SERIES V POLICIES
Units Issued.......................................     6        --       1        --        1        --
Units Redeemed.....................................    --        --      --        --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................     6        --       1        --        1        --
                                                     =====    =====    =====    =====    =====     =====
SERIES VI POLICIES
Units Issued.......................................    --        --      --        --       --        --
Units Redeemed.....................................    --        --      --        --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    --        --      --        --       --        --
                                                     =====    =====    =====    =====    =====     =====

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                 VAN KAMPEN
    NEUBERGER BERMAN                                                 UIF
       AMT MID-CAP       T. ROWE PRICE         VAN ECK            EMERGING
        GROWTH--         EQUITY INCOME        WORLDWIDE       MARKETS EQUITY--
         CLASS I           PORTFOLIO         HARD ASSETS           CLASS I
    -----------------   ---------------   -----------------   -----------------
     2003    2002(a)    2003    2002(a)   2003(b)   2002(a)    2003    2002(a)
    ---------------------------------------------------------------------------
      279       213     1,172    2,380       183       409      233        276
      (17)      (12)    (603)     (722)      (92)      (73)    (285)      (235)
    -----     -----     -----    -----     -----     -----    -----     ------
      262       201      569     1,658        91       336      (52)        41
    =====     =====     =====    =====     =====     =====    =====     ======
        6         4       33        49        11         4       74         11
       (2)       --      (13)      (20)       (2)       (1)      (3)    (1,009)
    -----     -----     -----    -----     -----     -----    -----     ------
        4         4       20        29         9         3       71       (998)
    =====     =====     =====    =====     =====     =====    =====     ======
      212       159     1,439    1,697       227       229      238        342
      (19)       (6)    (218)     (180)      (27)       (5)     (29)       (23)
    -----     -----     -----    -----     -----     -----    -----     ------
      193       153     1,221    1,517       200       224      209        319
    =====     =====     =====    =====     =====     =====    =====     ======
       36        16      690       422        84        50       55         59
       (1)       --      (26)       (2)       (2)      (11)      (3)        (1)
    -----     -----     -----    -----     -----     -----    -----     ------
       35        16      664       420        82        39       52         58
    =====     =====     =====    =====     =====     =====    =====     ======
        7        --       32        14         4        --        1         --
       --        --       (1)       --        --        --       --         --
    -----     -----     -----    -----     -----     -----    -----     ------
        7        --       31        14         4        --        1         --
    =====     =====     =====    =====     =====     =====    =====     ======
       --        --       --        --        26        --       --         --
       --        --       --        --        --        --       --         --
    -----     -----     -----    -----     -----     -----    -----     ------
       --        --       --        --        26        --       --         --
    =====     =====     =====    =====     =====     =====    =====     ======

--------------------------------------------------------------------------------



                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................        318                250                348
Units Redeemed........................................        (22)                (2)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        296                248                347
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        644                475                709
Units Redeemed........................................         (4)                (1)                (2)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        640                474                707
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        602                407                649
Units Redeemed........................................        (10)                (1)                (5)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        592                406                644
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................         43                  8                 49
Units Redeemed........................................         (2)                --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         41                  8                 49
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        339                198                317
Units Redeemed........................................         (1)                (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        338                197                316
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               MAINSTAY VP
                                                                HIGH YIELD
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         CORPORATE         MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--         BOND--        INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
          208                289                162                 929                609
           (1)               (17)                --                  (9)                (3)
          ---                ---                ---               -----              -----
          207                272                162                 920                606
          ===                ===                ===               =====              =====
           --                 --                 --                  --                 --
           --                 --                 --                  --                 --
          ---                ---                ---               -----              -----
           --                 --                 --                  --                 --
          ===                ===                ===               =====              =====
          559                433                274               2,521              1,219
          (10)               (11)                (1)                (26)                (4)
          ---                ---                ---               -----              -----
          549                422                273               2,495              1,215
          ===                ===                ===               =====              =====
          445                435                294               2,234              1,040
           (3)               (10)                (1)                (10)                (2)
          ---                ---                ---               -----              -----
          442                425                293               2,224              1,038
          ===                ===                ===               =====              =====
           11                 43                  4                 256                121
           --                 --                 (1)                 (1)                (1)
          ---                ---                ---               -----              -----
           11                 43                  3                 255                120
          ===                ===                ===               =====              =====
          219                186                130                 811                417
           (1)                (1)                --                  (2)                (3)
          ---                ---                ---               -----              -----
          218                185                130                 809                414
          ===                ===                ===               =====              =====

--------------------------------------------------------------------------------



                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................        114                126                198
Units Redeemed........................................         --                 (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        114                125                197
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        255                237                434
Units Redeemed........................................         (1)                --                 (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        254                237                433
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        247                229                433
Units Redeemed........................................         (1)                (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        246                228                432
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................          7                 16                 16
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................          7                 16                 16
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        121                113                245
Units Redeemed........................................         --                 --                 (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        121                113                244
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
          194                172                224                  45                 73
           (2)                (1)                (1)                 --                 --
          ---                ---                ---                 ---                ---
          192                171                223                  45                 73
          ===                ===                ===                 ===                ===
           --                 --                 --                  --                 --
           --                 --                 --                  --                 --
          ---                ---                ---                 ---                ---
           --                 --                 --                  --                 --
          ===                ===                ===                 ===                ===
          385                401                442                 127                160
           (1)                (2)                (1)                 (1)                --
          ---                ---                ---                 ---                ---
          384                399                441                 126                160
          ===                ===                ===                 ===                ===
          356                300                393                 124                181
           (3)                (1)                (1)                 (1)                --
          ---                ---                ---                 ---                ---
          353                299                392                 123                181
          ===                ===                ===                 ===                ===
            8                 15                 14                   2                 12
           --                 --                 --                  --                 --
          ---                ---                ---                 ---                ---
            8                 15                 14                   2                 12
          ===                ===                ===                 ===                ===
          180                207                185                  53                 80
           --                 (2)                --                  --                 --
          ---                ---                ---                 ---                ---
          180                205                185                  53                 80
          ===                ===                ===                 ===                ===

--------------------------------------------------------------------------------


                                                          MainStay VP        MainStay VP
                                                          Eagle Asset        Lord Abbett       Alger American
                                                           Management         Developing           Small
                                                        Growth Equity--        Growth--       Capitalization--
                                                         Service Class      Service Class      Class S Shares
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................         74                 56                 55
Units Redeemed........................................         --                 (1)                --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         74                 55                 55
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        248                127                130
Units Redeemed........................................         (1)                --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        247                127                130
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        202                118                132
Units Redeemed........................................         (1)                (1)                --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        201                117                132
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................          6                  6                  2
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................          6                  6                  2
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        114                 61                 41
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        114                 61                 41
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(c) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                             JANUS ASPEN
      DREYFUS IP                                                            JANUS ASPEN         SERIES
      TECHNOLOGY     FIDELITY(R) VIP   FIDELITY(R) VIP     FIDELITY(R)         SERIES         WORLDWIDE
       GROWTH--      CONTRAFUND(R)--   EQUITY-INCOME--    VIP MID CAP--      BALANCED--        GROWTH--
    SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE SHARES   SERVICE SHARES
    --------------   ---------------   ---------------   ---------------   --------------   --------------
         2003             2003              2003             2003(c)            2003             2003
    ------------------------------------------------------------------------------------------------------
         105               321               253               199              413              122
          (1)               (3)               (2)               --               (3)              (1)
         ---               ---               ---               ---              ---              ---
         104               318               251               199              410              121
         ===               ===               ===               ===              ===              ===
          --                --                --                --               --               --
          --                --                --                --               --               --
         ---               ---               ---               ---              ---              ---
          --                --                --                --               --               --
         ===               ===               ===               ===              ===              ===
         248               617               505               110              781              223
          (1)               (1)               (1)               (3)              (2)              --
         ---               ---               ---               ---              ---              ---
         247               616               504               107              779              223
         ===               ===               ===               ===              ===              ===
         230               469               424                95              726              196
          --                (2)               (3)               --               (4)              (1)
         ---               ---               ---               ---              ---              ---
         230               467               421                95              722              195
         ===               ===               ===               ===              ===              ===
           9                29                71                 4               42                2
          --                (1)               --                --               --               --
         ---               ---               ---               ---              ---              ---
           9                28                71                 4               42                2
         ===               ===               ===               ===              ===              ===
         112               219               261                44              388               88
          --                --                (1)               --               (1)              --
         ---               ---               ---               ---              ---              ---
         112               219               260                44              387               88
         ===               ===               ===               ===              ===              ===

--------------------------------------------------------------------------------



                                                          MFS(R) INVESTORS        MFS(R)               MFS(R)
                                                           TRUST SERIES--    RESEARCH SERIES--   UTILITIES SERIES--
                                                           SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                                                          ----------------   -----------------   ------------------
                                                                2003               2003                 2003
                                                          ---------------------------------------------------------
SERIES I POLICIES
Units Issued.............................................        12                  35                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        12                  35                  --
                                                                ===                 ===                 ===
SERIES II POLICIES
Units Issued.............................................        --                  --                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        --                  --                  --
                                                                ===                 ===                 ===
SERIES III POLICIES
Units Issued.............................................        32                  58                   7
Units Redeemed...........................................        (3)                 --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        29                  58                   7
                                                                ===                 ===                 ===
SERIES IV POLICIES
Units Issued.............................................        43                  43                   5
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net increase (decrease)................................        43                  43                   5
                                                                ===                 ===                 ===
SERIES V POLICIES
Units Issued.............................................         1                   1                   1
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................         1                   1                   1
                                                                ===                 ===                 ===
SERIES VI POLICIES
Units Issued.............................................        17                  25                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        17                  25                  --
                                                                ===                 ===                 ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



    NEUBERGER BERMAN                       VAN KAMPEN UIF
      AMT MID-CAP       T. ROWE PRICE         EMERGING
        GROWTH--        EQUITY INCOME     MARKETS EQUITY--
        CLASS S         PORTFOLIO--II         CLASS II
    ----------------   ----------------   ----------------
          2003               2003               2003
    ------------------------------------------------------
            1                228                 31
           --                 (4)                --
          ---                ---                ---
            1                224                 31
          ===                ===                ===
           --                 --                 --
           --                 --                 --
          ---                ---                ---
           --                 --                 --
          ===                ===                ===
           10                519                108
           --                 (1)                --
          ---                ---                ---
           10                518                108
          ===                ===                ===
           24                481                 53
           --                 (3)                --
          ---                ---                ---
           24                478                 53
          ===                ===                ===
            7                 85                 --
           --                 (1)                --
          ---                ---                ---
            7                 84                 --
          ===                ===                ===
            5                292                 22
           --                 --                 --
          ---                ---                ---
            5                292                 22
          ===                ===                ===

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2003, 2002, 2001, 2000, and 1999:


                                                                           MAINSTAY VP
                                                                       BOND--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $196,827   $216,196   $158,984   $ 85,728   $ 82,561
Units Outstanding..................................      12,616     14,282     11,339      6,588      6,871
Variable Accumulation Unit Value...................    $  15.60   $  15.14   $  14.02   $  13.01   $  12.02
Total Return.......................................        3.1%       8.0%       7.8%       8.3%      (2.9%)
Investment Income Ratio............................        3.7%       5.1%       6.4%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,536   $  2,094   $  1,100   $    167   $     --
Units Outstanding..................................         121        170         96         16         --
Variable Accumulation Unit Value...................    $  12.68   $  12.32   $  11.43   $  10.62   $     --
Total Return.......................................        2.9%       7.8%       7.6%       6.2%         --
Investment Income Ratio............................        3.3%       5.5%       6.1%

SERIES III POLICIES (c)
Net Assets.........................................    $ 64,492   $ 42,745   $  7,920   $    188   $     --
Units Outstanding..................................       5,189      3,538        706         18         --
Variable Accumulation Unit Value...................    $  12.43   $  12.08   $  11.21   $  10.43   $     --
Total Return.......................................        2.9%       7.7%       7.5%       4.3%         --
Investment Income Ratio............................        4.2%       8.5%      13.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 17,219   $  6,150   $     --   $     --   $     --
Units Outstanding..................................       1,552        571         --         --         --
Variable Accumulation Unit Value...................    $  11.10   $  10.77   $     --   $     --   $     --
Total Return.......................................        3.0%       7.7%         --         --         --
Investment Income Ratio............................        4.8%      18.9%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    356   $    137   $     --   $     --   $     --
Units Outstanding..................................          33         13         --         --         --
Variable Accumulation Unit Value...................    $  10.80   $  10.52   $     --   $     --   $     --
Total Return.......................................        2.6%       5.2%         --         --         --
Investment Income Ratio............................        4.5%      23.5%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                              MAINSTAY VP                                            MAINSTAY VP
                  CAPITAL APPRECIATION--INITIAL CLASS                              CASH MANAGEMENT
          ----------------------------------------------------   ----------------------------------------------------
            2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
          -----------------------------------------------------------------------------------------------------------
          $377,779   $330,249   $553,783   $748,887   $657,329   $163,925   $263,444   $260,067   $164,643   $294,243
            23,240     25,441     29,099     29,793     23,024    130,435    208,084    205,310    133,091    248,786
          $  16.26   $  12.98   $  19.03   $  25.14   $  28.55   $   1.26   $   1.27   $   1.27   $   1.24   $   1.18
             25.2%     (31.8%)    (24.3%)    (12.0%)     23.7%      (0.7%)     (0.1%)      2.4%       4.6%       3.4%
              0.2%       0.1%       0.1%                             0.7%       1.3%       3.6%

          $    976   $    847   $  1,333   $  1,171   $     --   $  3,796   $ 27,216   $ 16,214   $  4,180   $     --
               160        174        186        123         --      3,657     25,991     15,454      4,074         --
          $   6.11   $   4.88   $   7.17   $   9.48   $     --   $   1.04   $   1.05   $   1.05   $   1.03   $     --
             25.0%     (31.9%)    (24.4%)     (5.2%)        --      (0.9%)     (0.2%)      2.3%       2.6%         --
              0.2%       0.1%       0.1%                             0.7%       1.4%       3.4%

          $ 25,919   $ 13,383   $ 11,161   $  1,817   $     --   $ 50,236   $ 68,335   $ 31,624   $  2,635   $     --
             4,651      3,001      1,704        210         --     48,830     65,803     30,376      2,586         --
          $   5.57   $   4.46   $   6.55   $   8.67   $     --   $   1.03   $   1.04   $   1.04   $   1.02   $     --
             25.0%     (31.9%)    (24.5%)    (13.3%)        --      (0.9%)     (0.3%)      2.1%       1.9%         --
              0.3%       0.1%       0.2%                             0.7%       1.3%       3.0%

          $  8,812   $  2,958   $     --   $     --   $     --   $ 16,441   $  4,942   $     --   $     --   $     --
               943        396         --         --         --     16,593      4,949         --         --         --
          $   9.34   $   7.46   $     --   $     --   $     --   $   0.99   $   1.00   $     --   $     --   $     --
             25.2%     (25.4%)        --         --         --      (0.8%)     (0.1%)        --         --         --
              0.3%       0.5%         --                             0.6%       1.1%         --

          $     60   $     14   $     --   $     --   $     --   $  2,061   $    170   $     --   $     --   $     --
                 5          1         --         --         --      2,091        170         --         --         --
          $  11.47   $   9.20   $     --   $     --   $     --   $   0.99   $   1.00   $     --   $     --   $     --
             24.7%      (8.0%)        --         --         --      (1.2%)     (0.3%)        --         --         --
              0.3%       1.1%         --                             0.6%       1.0%         --

          $     --   $     --   $     --   $     --   $     --   $  2,868   $     --   $     --   $     --   $     --
                --         --         --         --         --      2,887         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $   0.99   $     --   $     --   $     --   $     --
                --         --         --         --         --      (0.7%)        --         --         --         --
                --         --         --                             0.6%         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                    CONVERTIBLE--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $169,402   $132,023   $144,131   $125,337   $ 65,034
Units Outstanding..................................      10,078      9,467      9,385      7,873      3,826
Variable Accumulation Unit Value...................    $  16.81   $  13.95   $  15.36   $  15.92   $  17.00
Total Return.......................................       20.5%      (9.2%)     (3.5%)     (6.3%)     40.0%
Investment Income Ratio............................        2.4%       2.7%       3.8%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,599   $  1,651   $  1,733   $  1,356   $     --
Units Outstanding..................................         168        209        199        150         --
Variable Accumulation Unit Value...................    $   9.50   $   7.89   $   8.71   $   9.04   $     --
Total Return.......................................       20.4%      (9.3%)     (3.7%)     (9.6%)        --
Investment Income Ratio............................        2.0%       2.6%       3.9%

SERIES III POLICIES (c)
Net Assets.........................................    $ 41,469   $ 20,475   $  9,385   $    703   $     --
Units Outstanding..................................       4,559      2,708      1,125         81         --
Variable Accumulation Unit Value...................    $   9.10   $   7.56   $   8.34   $   8.67   $     --
Total Return.......................................       20.3%      (9.4%)     (3.8%)     (1.3%)        --
Investment Income Ratio............................        2.8%       4.0%       7.5%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 12,094   $  3,675   $     --   $     --   $     --
Units Outstanding..................................       1,083        396         --         --         --
Variable Accumulation Unit Value...................    $  11.17   $   9.27   $     --   $     --   $     --
Total Return.......................................       20.5%      (7.3%)        --         --         --
Investment Income Ratio............................        3.0%      11.7%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    193   $     13   $     --   $     --   $     --
Units Outstanding..................................          15          1         --         --         --
Variable Accumulation Unit Value...................    $  12.44   $  10.37   $     --   $     --   $     --
Total Return.......................................       20.0%       3.7%         --         --         --
Investment Income Ratio............................        4.1%      14.2%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


             MAINSTAY VP
                EQUITY                                   MAINSTAY VP
        INCOME--INITIAL CLASS                     GOVERNMENT--INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $ 65,297   $ 44,528   $ 17,502   $169,701   $230,480   $115,641   $ 59,775   $ 60,001
       6,201      5,378      1,781     11,183     15,260      8,293      4,508      5,008
    $  10.53   $   8.28   $   9.83   $  15.17   $  15.10   $  13.94   $  13.26   $  11.98
       27.2%     (15.8%)     (1.7%)      0.5%       8.3%       5.1%      10.7%      (3.1%)
        1.1%       1.3%       1.6%       3.6%       4.1%       5.4%

    $    678   $    549   $    109   $  1,957   $  3,456   $  1,420   $    281   $     --
          65         67         11        162        287        128         27         --
    $  10.45   $   8.23   $   9.78   $  12.07   $  12.04   $  11.13   $  10.60   $     --
       27.0%     (15.9%)     (2.2%)      0.3%       8.2%       5.0%       6.0%         --
        1.0%       1.6%       2.4%       2.9%       4.5%       5.5%

    $ 30,861   $ 15,132   $  1,409   $ 59,899   $ 45,740   $  8,792   $     47   $     --
       2,903      1,806        141      5,017      3,842        798          5         --
    $  10.63   $   8.38   $   9.96   $  11.94   $  11.91   $  11.01   $  10.49   $     --
       26.9%     (15.9%)     (0.4%)      0.3%       8.1%       5.0%       5.0%         --
        1.2%       2.1%       3.2%       4.2%       6.0%      10.7%

    $ 11,463   $  3,414   $     --   $ 17,692   $  9,291   $     --   $     --   $     --
       1,114        422         --      1,641        865         --         --         --
    $  10.29   $   8.09   $     --   $  10.78   $  10.74   $     --   $     --   $     --
       27.1%     (19.1%)        --       0.4%       7.4%         --         --         --
        1.3%       3.9%         --       4.4%      13.1%         --

    $    302   $    113   $     --   $    508   $    168   $     --   $     --   $     --
          29         14         --         48         16         --         --         --
    $  10.37   $   8.19   $     --   $  10.52   $  10.52   $     --   $     --   $     --
       26.6%     (18.1%)        --         --       5.2%         --         --         --
        1.2%       3.5%         --       5.0%      15.1%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                   GROWTH EQUITY--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $278,265   $244,017   $359,198   $419,759   $317,273
Units Outstanding..................................      13,689     14,959     16,447     15,714     11,321
Variable Accumulation Unit Value...................    $  20.33   $  16.31   $  21.84   $  26.71   $  28.02
Total Return.......................................       24.6%     (25.3%)    (18.2%)     (4.7%)     28.2%
Investment Income Ratio............................        1.0%       0.9%       0.7%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,077   $  1,249   $  1,763   $  1,300   $     --
Units Outstanding..................................         152        219        230        139         --
Variable Accumulation Unit Value...................    $   7.10   $   5.71   $   7.65   $   9.37   $     --
Total Return.......................................       24.4%     (25.4%)    (18.4%)     (6.3%)        --
Investment Income Ratio............................        0.9%       0.9%       0.7%

SERIES III POLICIES (c)
Net Assets.........................................    $ 31,601   $ 21,125   $ 15,827   $  1,542   $     --
Units Outstanding..................................       4,424      3,678      2,054        163         --
Variable Accumulation Unit Value...................    $   7.14   $   5.74   $   7.70   $   9.44   $     --
Total Return.......................................       24.4%     (25.5%)    (18.4%)     (5.6%)        --
Investment Income Ratio............................        1.2%       1.2%       1.4%

SERIES IV POLICIES (d)
Net Assets.........................................    $  8,754   $  2,967   $     --   $     --   $     --
Units Outstanding..................................         870        367         --         --         --
Variable Accumulation Unit Value...................    $  10.07   $   8.08   $     --   $     --   $     --
Total Return.......................................       24.6%     (19.2%)        --         --         --
Investment Income Ratio............................        1.3%       4.6%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    247   $     19   $     --   $     --   $     --
Units Outstanding..................................          22          2         --         --         --
Variable Accumulation Unit Value...................    $  11.37   $   9.16   $     --   $     --   $     --
Total Return.......................................       24.1%      (8.4%)        --         --         --
Investment Income Ratio............................        1.6%       6.0%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
               CORPORATE BOND--INITIAL CLASS                          INDEXED EQUITY--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $617,551   $417,268   $426,004   $374,764   $400,993   $535,415   $447,495   $647,391   $755,167   $684,701
      30,240     27,478     28,228     25,693     25,509     25,814     27,274     30,265     30,595     24,805
    $  20.42   $  15.19   $  15.09   $  14.59   $  15.72   $  20.74   $  16.41   $  21.39   $  24.68   $  27.60
       34.5%       0.6%       3.4%      (7.2%)     11.3%      26.4%     (23.3%)    (13.3%)    (10.6%)     19.0%
        8.0%      10.4%      12.1%                             1.4%       1.2%       1.0%

    $  4,851   $  2,462   $  1,428   $    793   $     --   $  1,788   $  1,559   $  1,826   $  1,266   $     --
         375        255        149         85         --        227        250        224        135         --
    $  12.95   $   9.65   $   9.60   $   9.29   $     --   $   7.87   $   6.23   $   8.14   $   9.40   $     --
       34.3%       0.5%       3.3%      (7.1%)        --      26.2%     (23.4%)    (13.4%)     (6.0%)        --
        9.3%      15.7%      14.2%                             1.3%       1.4%       1.1%

    $118,930   $ 43,111   $ 15,118   $    498   $     --   $ 70,812   $ 37,642   $ 16,799   $  1,988   $     --
       9,345      4,546      1,601         54         --      9,253      6,206      2,120        217         --
    $  12.73   $   9.48   $   9.44   $   9.15   $     --   $   7.65   $   6.07   $   7.92   $   9.16   $     --
       34.2%       0.4%       3.2%      (8.5%)        --      26.2%     (23.5%)    (13.5%)     (8.4%)        --
        9.3%      17.1%      28.7%                             1.6%       1.8%       2.3%

    $ 35,842   $  7,503   $     --   $     --   $     --   $ 19,067   $  5,417   $     --   $     --   $     --
       2,759        776         --         --         --      1,839        660         --         --         --
    $  12.99   $   9.67   $     --   $     --   $     --   $  10.37   $   8.20   $     --   $     --   $     --
       34.4%      (3.3%)        --         --         --      26.4%     (18.0%)        --         --         --
       10.4%      44.0%         --                             1.8%       6.1%         --

    $  1,542   $     66   $     --   $     --   $     --   $    264   $     76   $     --   $     --   $     --
         112          6         --         --         --         21          8         --         --         --
    $  13.75   $  10.27   $     --   $     --   $     --   $  12.39   $   9.84   $     --   $     --   $     --
       33.9%       2.7%         --         --         --      25.8%      (1.6%)        --         --         --
       11.9%      50.4%         --                             1.7%       8.6%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                               INTERNATIONAL EQUITY--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 34,845   $ 23,569   $ 19,878   $ 23,737   $ 22,729
Units Outstanding..................................       2,229      1,933      1,537      1,556      1,204
Variable Accumulation Unit Value...................    $  15.63   $  12.19   $  12.94   $  15.26   $  18.88
Total Return.......................................       28.2%      (5.7%)    (15.2%)    (19.2%)     26.3%
Investment Income Ratio............................        2.1%       1.5%       1.4%

SERIES II POLICIES (b)
Net Assets.........................................    $    425   $    257   $    254   $    169   $     --
Units Outstanding..................................          45         34         32         18         --
Variable Accumulation Unit Value...................    $   9.54   $   7.45   $   7.92   $   9.35   $     --
Total Return.......................................       28.0%      (5.9%)    (15.3%)     (6.5%)        --
Investment Income Ratio............................        0.4%       0.2%       0.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 10,625   $  3,599   $  1,063   $    111   $     --
Units Outstanding..................................       1,110        481        134         12         --
Variable Accumulation Unit Value...................    $   9.57   $   7.48   $   7.95   $   9.40   $     --
Total Return.......................................       27.9%      (5.9%)    (15.4%)     (6.0%)        --
Investment Income Ratio............................        2.3%       2.5%       1.8%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,285   $    707   $     --   $     --   $     --
Units Outstanding..................................         291         80         --         --         --
Variable Accumulation Unit Value...................    $  11.30   $   8.82   $     --   $     --   $     --
Total Return.......................................       28.1%     (11.8%)        --         --         --
Investment Income Ratio............................        2.6%       5.9%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     62   $     14   $     --   $     --   $     --
Units Outstanding..................................           5          1         --         --         --
Variable Accumulation Unit Value...................    $  12.49   $   9.79   $     --   $     --   $     --
Total Return.......................................       27.6%      (2.1%)        --         --         --
Investment Income Ratio............................        2.1%       6.6%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


             MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
               MID CAP                         MID CAP                        SMALL CAP
         CORE--INITIAL CLASS            GROWTH--INITIAL CLASS           GROWTH--INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
     2003       2002       2001      2003       2002       2001      2003       2002       2001
    ---------------------------------------------------------------------------------------------
    $24,078   $ 15,024   $  6,859   $36,546   $ 11,317   $  7,773   $40,155   $ 17,889   $ 12,197
      2,245      1,872        734     3,998      1,768        855     4,177      2,600      1,286
    $ 10.73   $   8.03   $   9.35   $  9.14   $   6.40   $   9.09   $  9.61   $   6.88   $   9.48
      33.6%     (14.1%)     (6.5%)    42.8%     (29.6%)     (9.1%)    39.7%     (27.4%)     (5.2%)
       0.5%       0.4%       0.4%        --         --         --        --         --         --

    $   170   $     69   $     --   $   198   $    142   $     55   $   426   $    267   $    268
         15          8         --        17         17          5        43         38         28
    $ 11.57   $   8.67   $     --   $ 11.68   $   8.19   $  11.65   $  9.86   $   7.07   $   9.76
      33.4%     (13.3%)        --     42.6%     (29.7%)     16.5%     39.5%     (27.5%)     (2.4%)
       0.5%       0.5%         --        --         --         --        --         --         --

    $11,573   $  3,510   $    241   $17,706   $  3,961   $    365   $17,970   $  5,362   $    786
      1,040        420         25     1,901        606         39     1,879        782         83
    $ 11.13   $   8.35   $   9.74   $  9.32   $   6.54   $   9.30   $  9.56   $   6.86   $   9.47
      33.3%     (14.3%)     (2.6%)    42.5%     (29.7%)     (7.0%)    39.4%     (27.6%)     (5.3%)
       0.6%       0.7%       1.3%        --         --         --        --         --         --

    $ 4,278   $  1,240   $     --   $ 5,924   $  1,392   $     --   $ 7,514   $  1,798   $     --
        393        152         --       592        199         --       726        243         --
    $ 10.88   $   8.14   $     --   $ 10.01   $   7.01   $     --   $ 10.35   $   7.41   $     --
      33.5%     (18.6%)        --     42.7%     (29.9%)        --     39.7%     (25.9%)        --
       0.5%       1.0%         --        --         --         --        --         --         --

    $    45   $     10   $     --   $   107   $     15   $     --   $   126   $     14   $     --
          4          1         --         7          2         --        11          2         --
    $ 12.90   $   9.70   $     --   $ 14.50   $  10.20   $     --   $ 11.55   $   8.31   $     --
      33.0%      (3.0%)        --     42.1%       2.0%         --     39.1%     (16.9%)        --
       0.6%       1.1%         --        --         --         --        --         --         --

    $    --   $     --   $     --   $    --   $     --   $     --   $    --   $     --   $     --
         --         --         --        --         --         --        --         --         --
    $    --   $     --   $     --   $    --   $     --   $     --   $    --   $     --   $     --
         --         --         --        --         --         --        --         --         --
         --         --         --        --         --         --        --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                   Total Return--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $233,917   $213,473   $296,704   $338,661   $305,978
Units Outstanding..................................      13,754     14,813     16,939     17,027     14,509
Variable Accumulation Unit Value...................    $  17.01   $  14.41   $  17.52   $  19.89   $  21.09
Total Return.......................................       18.0%     (17.7%)    (11.9%)     (5.7%)     15.4%
Investment Income Ratio............................        1.9%       2.3%       2.5%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,895   $  1,847   $  2,444   $  2,730   $     --
Units Outstanding..................................         242        278        302        297         --
Variable Accumulation Unit Value...................    $   7.83   $   6.64   $   8.09   $   9.20   $     --
Total Return.......................................       17.8%     (17.8%)    (12.1%)     (8.0%)        --
Investment Income Ratio............................        1.7%       2.4%       3.1%

SERIES III POLICIES (c)
Net Assets.........................................    $ 21,510   $ 11,221   $  5,557   $    495   $     --
Units Outstanding..................................       2,868      1,762        717         56         --
Variable Accumulation Unit Value...................    $   7.50   $   6.37   $   7.75   $   8.82   $     --
Total Return.......................................       17.8%     (17.9%)    (12.1%)    (11.8%)        --
Investment Income Ratio............................        2.3%       3.6%       5.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $  6,662   $  2,063   $     --   $     --   $     --
Units Outstanding..................................         647        236         --         --         --
Variable Accumulation Unit Value...................    $  10.29   $   8.73   $     --   $     --   $     --
Total Return.......................................       18.0%     (12.7%)        --         --         --
Investment Income Ratio............................        2.6%      11.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    305   $     12   $     --   $     --   $     --
Units Outstanding..................................          26          1         --         --         --
Variable Accumulation Unit Value...................    $  11.67   $   9.93   $     --   $     --   $     --
Total Return.......................................       17.5%      (0.7%)        --         --         --
Investment Income Ratio............................        3.1%      23.1%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                               MAINSTAY VP
                        MAINSTAY VP                                          AMERICAN CENTURY
                    VALUE--INITIAL CLASS                              INCOME & GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $202,324   $169,824   $213,977   $168,711   $165,397   $ 44,045   $ 43,336   $ 55,929   $ 60,445   $ 50,328
      11,104     11,706     11,482      8,963      9,782      4,374      5,461      5,593      5,454      3,997
    $  18.22   $  14.51   $  18.64   $  18.82   $  16.91   $  10.07   $   7.94   $  10.00   $  11.08   $  12.59
       25.6%     (22.2%)     (1.0%)     11.3%       7.3%      26.9%     (20.6%)     (9.8%)    (12.0%)     16.0%
        1.6%       1.4%       1.6%                             1.4%       1.1%       0.8%

    $  1,072   $    903   $    802   $    239   $     --   $    309   $    213   $     71   $    154   $     --
         101        106         73         22         --         37         32          9         17         --
    $  10.64   $   8.49   $  10.92   $  11.04   $     --   $   8.33   $   6.57   $   8.29   $   9.21   $     --
       25.4%     (22.3%)     (1.1%)     10.4%         --      26.7%     (20.8%)    (10.0%)     (7.9%)        --
        1.6%       1.5%       2.2%                             1.6%       1.8%       0.9%

    $ 36,811   $ 22,026   $ 10,836   $     69   $     --   $  7,574   $  3,274   $  1,388   $    218   $     --
       3,619      2,714      1,037          7         --        927        507        170         24         --
    $  10.17   $   8.11   $  10.44   $  10.57   $     --   $   8.17   $   6.45   $   8.15   $   9.05   $     --
       25.4%     (22.3%)     (1.2%)      5.7%         --      26.7%     (20.8%)     (9.9%)     (9.5%)        --
        1.8%       2.1%       3.9%                             1.8%       1.7%       1.6%

    $ 11,041   $  3,870   $     --   $     --   $     --   $  2,018   $    529   $     --   $     --   $     --
       1,147        505         --         --         --        195         65         --         --         --
    $   9.63   $   7.67   $     --   $     --   $     --   $  10.34   $   8.15   $     --   $     --   $     --
       25.5%     (23.3%)        --         --         --      26.8%     (18.5%)        --         --         --
        1.9%       6.1%         --                             1.9%       6.2%         --

    $    230   $     50   $     --   $     --   $     --   $      1   $     --   $     --   $     --   $     --
          22          6         --         --         --         --         --         --         --         --
    $  10.43   $   8.34   $     --   $     --   $     --   $  11.44   $     --   $     --   $     --   $     --
       25.0%     (16.6%)        --         --         --      14.4%         --         --         --         --
        2.0%       8.9%         --                             4.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                             Dreyfus
                                                                Large Company Value--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 34,701   $ 34,818   $ 44,680   $ 37,822   $ 25,701
Units Outstanding..................................       3,407      4,314      4,211      3,356      2,397
Variable Accumulation Unit Value...................    $  10.18   $   8.07   $  10.61   $  11.27   $  10.72
Total Return.......................................       26.2%     (23.9%)     (5.9%)      5.1%       5.2%
Investment Income Ratio............................        0.8%       0.6%       0.8%

SERIES II POLICIES (b)
Net Assets.........................................    $    374   $    309   $    336   $    178   $     --
Units Outstanding..................................          40         41         34         17         --
Variable Accumulation Unit Value...................    $   9.43   $   7.49   $   9.86   $  10.49   $     --
Total Return.......................................       26.0%     (24.0%)     (6.0%)      4.9%         --
Investment Income Ratio............................        0.8%       0.6%       0.8%

SERIES III POLICIES (c)
Net Assets.........................................    $ 11,630   $  5,637   $  4,231   $    147   $     --
Units Outstanding..................................       1,249        762        434         14         --
Variable Accumulation Unit Value...................    $   9.31   $   7.40   $   9.74   $  10.37   $     --
Total Return.......................................       25.9%     (24.1%)     (6.1%)      3.7%         --
Investment Income Ratio............................        1.0%       0.8%       1.8%

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,835   $    810   $     --   $     --   $     --
Units Outstanding..................................         281        101         --         --         --
Variable Accumulation Unit Value...................    $  10.07   $   7.99   $     --   $     --   $     --
Total Return.......................................       26.1%     (20.1%)        --         --         --
Investment Income Ratio............................        1.1%       2.5%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     46   $     --   $     --   $     --   $     --
Units Outstanding..................................           3         --         --         --         --
Variable Accumulation Unit Value...................    $  13.28   $     --   $     --   $     --   $     --
Total Return.......................................       32.8%         --         --         --         --
Investment Income Ratio............................        1.8%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        MAINSTAY VP                                            MAINSTAY VP
                        EAGLE ASSET                                            LORD ABBETT
                         MANAGEMENT                                             DEVELOPING
                GROWTH EQUITY--INITIAL CLASS                              GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $ 97,271   $ 82,525   $132,751   $157,719   $ 52,015   $ 25,669   $ 17,566   $ 25,662   $ 29,808   $ 27,072
       7,818      8,375      9,537      9,323      2,730      3,094      2,893      2,959      3,141      2,276
    $  12.44   $   9.85   $  13.92   $  16.92   $  19.06   $   8.30   $   6.07   $   8.67   $   9.49   $  11.89
       26.3%     (29.2%)    (17.7%)    (11.2%)     63.2%      36.6%     (30.0%)     (8.6%)    (20.2%)     30.4%
        0.2%       0.1%         --                               --         --         --

    $    633   $    479   $    537   $    528   $     --   $    225   $    109   $     52   $     85   $     --
          91         87         69         55         --         28         19          6          9         --
    $   6.96   $   5.52   $   7.81   $   9.51   $     --   $   7.95   $   5.83   $   8.33   $   9.13   $     --
       26.1%     (29.3%)    (17.9%)     (4.9%)        --      36.4%     (30.1%)     (8.8%)     (8.7%)        --
        0.2%       0.1%         --                               --         --         --

    $ 16,377   $  8,998   $  9,015   $  1,686   $     --   $  5,667   $  1,601   $    906   $     40   $     --
       2,754      1,907      1,350        207         --        710        273        108          4         --
    $   5.95   $   4.72   $   6.68   $   8.13   $     --   $   7.99   $   5.86   $   8.38   $   9.19   $     --
       26.0%     (29.4%)    (17.8%)    (18.7%)        --      36.3%     (30.1%)     (8.8%)     (8.1%)        --
        0.2%       0.1%         --                               --         --         --

    $  3,610   $  1,117   $     --   $     --   $     --   $  1,394   $    321   $     --   $     --   $     --
         362        141         --         --         --        132         42         --         --         --
    $   9.97   $   7.90   $     --   $     --   $     --   $  10.54   $   7.72   $     --   $     --   $     --
       26.2%     (21.0%)        --         --         --      36.5%     (22.8%)        --         --         --
        0.2%       0.3%         --                               --         --         --

    $     48   $     --   $     --   $     --   $     --   $      8   $     --   $     --   $     --   $     --
           4         --         --         --         --          1         --         --         --         --
    $  12.08   $   9.60   $     --   $     --   $     --   $  13.13   $     --   $     --   $     --   $     --
       25.8%      (4.0%)        --         --         --      31.3%         --         --         --         --
        0.3%         --         --                               --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             Alger
                                                                            American
                                                                             Small
                                                                 Capitalization--Class O Shares
                                                       --------------------------------------------------
                                                        2003       2002       2001       2000      1999
                                                       --------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $60,347   $ 44,207   $ 66,445   $ 93,083   $51,860
Units Outstanding..................................      6,994      7,192      7,864      7,657     3,063
Variable Accumulation Unit Value...................    $  8.63   $   6.15   $   8.45   $  12.16   $ 16.93
Total Return.......................................      40.4%     (27.3%)    (30.5%)    (28.2%)    41.4%
Investment Income Ratio............................         --         --       0.1%

SERIES II POLICIES (b)
Net Assets.........................................    $   418   $    417   $    514   $    588   $    --
Units Outstanding..................................         69         97         87         69        --
Variable Accumulation Unit Value...................    $  6.05   $   4.31   $   5.94   $   8.56   $    --
Total Return.......................................      40.2%     (27.4%)    (30.6%)    (14.4%)       --
Investment Income Ratio............................         --         --         --

SERIES III POLICIES (c)
Net Assets.........................................    $10,455   $  5,200   $  5,162   $  1,125   $    --
Units Outstanding..................................      1,865      1,299        936        142        --
Variable Accumulation Unit Value...................    $  5.61   $   4.00   $   5.51   $   7.95   $    --
Total Return.......................................      40.1%     (27.4%)    (30.7%)    (20.5%)       --
Investment Income Ratio............................         --         --         --

SERIES IV POLICIES (d)
Net Assets.........................................    $ 2,010   $    376   $     --   $     --   $    --
Units Outstanding..................................        175         46         --         --        --
Variable Accumulation Unit Value...................    $ 11.49   $   8.19   $     --   $     --   $    --
Total Return.......................................      40.3%     (18.1%)        --         --        --
Investment Income Ratio............................         --         --         --

SERIES V POLICIES (e)
Net Assets.........................................    $    54   $     --   $     --   $     --   $    --
Units Outstanding..................................          4         --         --         --        --
Variable Accumulation Unit Value...................    $ 13.52   $     --   $     --   $     --   $    --
Total Return.......................................      35.2%         --         --         --        --
Investment Income Ratio............................         --         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $    --   $     --   $     --   $     --   $    --
Units Outstanding..................................         --         --         --         --        --
Variable Accumulation Unit Value...................    $    --   $     --   $     --   $     --   $    --
Total Return.......................................         --         --         --         --        --
Investment Income Ratio............................         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                     AMSOUTH                          AMSOUTH                          AMSOUTH
                     ENHANCED                      INTERNATIONAL                        LARGE
                   MARKET FUND                      EQUITY FUND                        CAP FUND
          ------------------------------   ------------------------------   ------------------------------
            2003       2002       2001       2003       2002       2001       2003       2002       2001
          ------------------------------------------------------------------------------------------------
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $  2,415   $  1,562   $  1,112   $    361   $    139   $    116   $  3,889   $  2,526   $  1,883
               293        239        127         36         21         14        478        385        216
          $   8.24   $   6.53   $   8.75   $  10.16   $   6.71   $   8.16   $   8.13   $   6.57   $   8.72
             26.2%      25.4%     (12.5%)     51.3%     (17.7%)    (18.4%)     23.8%     (24.7%)    (12.8%)
              0.8%       0.5%       0.1%       0.9%       0.3%         --       0.2%       0.2%         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $    133   $     --   $     --   $     32   $     --   $     --   $    134   $     --   $     --
                12         --         --          3         --         --         12         --         --
          $  11.29   $     --   $     --   $  12.59   $     --   $     --   $  10.99   $     --   $     --
             12.9%         --         --      25.9%         --         --       9.9%         --         --
              1.1%         --         --       3.1%         --         --       0.4%         --         --


                     AMSOUTH
                   MID CAP FUND
          ------------------------------
            2003       2002       2001
          ------------------------------
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $  1,412   $    826   $    515
               189        146         70
          $   7.48   $   5.66   $   7.38
             32.0%     (23.2%)    (26.2%)
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     86   $     --   $     --
                 7         --         --
          $  11.78   $     --   $     --
             17.8%         --         --
                --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                             CALVERT
                                                                              SOCIAL
                                                                             BALANCED
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 27,683   $ 23,139   $ 27,380   $ 26,540   $ 18,487
Units Outstanding..................................       1,655      1,627      1,668      1,484        987
Variable Accumulation Unit Value...................    $  16.73   $  14.22   $  16.41   $  17.89   $  18.72
Total Return.......................................       17.7%     (13.4%)     (8.3%)     (4.5%)     10.7%
Investment Income Ratio............................        2.0%       2.7%       3.9%

SERIES II POLICIES (b)
Net Assets.........................................    $    125   $    111   $     98   $    103   $     --
Units Outstanding..................................          14         15         11         11         --
Variable Accumulation Unit Value...................    $   8.71   $   7.42   $   8.57   $   9.36   $     --
Total Return.......................................       17.5%     (13.5%)     (8.4%)     (6.4%)        --
Investment Income Ratio............................        1.8%       3.1%       3.6%

SERIES III POLICIES (c)
Net Assets.........................................    $  8,419   $  3,779   $  1,957   $    177   $     --
Units Outstanding..................................         995        524        235         19         --
Variable Accumulation Unit Value...................    $   8.46   $   7.21   $   8.34   $   9.10   $     --
Total Return.......................................       17.4%     (13.5%)     (8.4%)     (9.0%)        --
Investment Income Ratio............................        2.6%       4.1%       7.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,279   $    352   $     --   $     --   $     --
Units Outstanding..................................         210         38         --         --         --
Variable Accumulation Unit Value...................    $  10.85   $   9.23   $     --   $     --   $     --
Total Return.......................................       17.6%      (7.7%)        --         --         --
Investment Income Ratio............................        3.5%      10.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     70   $      5   $     --   $     --   $     --
Units Outstanding..................................           6          1         --         --         --
Variable Accumulation Unit Value...................    $  11.81   $  10.08   $     --   $     --   $     --
Total Return.......................................       17.1%       0.8%         --         --         --
Investment Income Ratio............................        4.6%      24.6%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $    469   $     --   $     --   $     --   $     --
Units Outstanding..................................          43         --         --         --         --
Variable Accumulation Unit Value...................    $  10.80   $     --   $     --   $     --   $     --
Total Return.......................................        8.0%         --         --         --         --
Investment Income Ratio............................        7.3%         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

              DREYFUS IP                                 FIDELITY(R)
              TECHNOLOGY                                     VIP
               GROWTH--                                CONTRAFUND(R)--
            INITIAL SHARES                              INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $ 17,740   $  4,790   $  3,197   $291,995   $238,091   $279,422   $319,564   $245,305
       2,027        815        325     15,836     16,358     17,160     16,983     12,004
    $   8.75   $   5.88   $   9.84   $  18.44   $  14.56   $  16.28   $  18.82   $  20.44
       48.9%     (40.3%)     (1.6%)     26.7%     (10.6%)    (13.5%)     (7.9%)     22.5%
          --         --         --       0.5%       0.8%       0.8%

    $    182   $    156   $     23   $  1,321   $    981   $    883   $    452   $     --
          17         22          2        136        128        103         46         --
    $  10.67   $   7.18   $  12.03   $   9.69   $   7.66   $   8.58   $   9.93   $     --
       48.6%     (40.3%)     20.3%      26.5%     (10.7%)    (13.6%)     (0.7%)        --
          --         --         --       0.4%       0.8%       0.6%

    $ 10,676   $  2,060   $    587   $ 41,757   $ 19,347   $  9,054   $  1,410   $     --
       1,201        344         58      4,484      2,627      1,097        147         --
    $   8.89   $   5.98   $  10.03   $   9.31   $   7.37   $   8.26   $   9.56   $     --
       48.6%     (40.4%)      0.3%      26.4%     (10.8%)    (13.6%)     (4.4%)        --
          --         --         --       0.3%       0.6%       0.3%

    $  2,206   $    367   $     --   $ 11,685   $  3,664   $     --   $     --   $     --
         207         51         --      1,070        425         --         --         --
    $  10.65   $   7.16   $     --   $  10.93   $   8.63   $     --   $     --   $     --
       48.8%     (28.4%)        --      26.6%     (13.7%)        --         --         --
          --         --         --       0.3%         --         --

    $     32   $     --   $     --   $    398   $     53   $     --   $     --   $     --
           2         --         --         31          5         --         --         --
    $  14.17   $     --   $     --   $  12.99   $  10.30   $     --   $     --   $     --
       41.7%         --         --      26.1%       3.0%         --         --         --
          --         --         --       0.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         FIDELITY(R)
                                                                             VIP
                                                                       Equity-Income--
                                                                        Initial Class
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $179,594   $144,348   $175,541   $158,987   $123,982
Units Outstanding..................................    11,179     11,548     11,501      9,762      8,139
Variable Accumulation Unit Value...................  $  16.07   $  12.50   $  15.26   $  16.29   $  15.23
Total Return.......................................     28.5%     (18.1%)     (6.3%)      6.9%       4.9%
Investment Income Ratio............................      1.8%       1.7%       1.6%

SERIES II POLICIES (b)
Net Assets.........................................  $    877   $    626   $    529   $    286   $     --
Units Outstanding..................................        84         77         53         27         --
Variable Accumulation Unit Value...................  $  10.46   $   8.15   $   9.97   $  10.65   $     --
Total Return.......................................     28.3%     (18.2%)     (6.4%)      6.5%         --
Investment Income Ratio............................      1.8%       1.5%       1.2%

SERIES III POLICIES (c)
Net Assets.........................................  $ 36,552   $ 20,493   $ 12,157   $    275   $     --
Units Outstanding..................................     3,548      2,552      1,237         26         --
Variable Accumulation Unit Value...................  $  10.30   $   8.03   $   9.83   $  10.51   $     --
Total Return.......................................     28.3%     (18.3%)     (6.5%)      5.1%         --
Investment Income Ratio............................      1.5%       1.3%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................  $  8,099   $  2,204   $     --   $     --   $     --
Units Outstanding..................................       773        270         --         --         --
Variable Accumulation Unit Value...................  $  10.47   $   8.15   $     --   $     --   $     --
Total Return.......................................     28.5%     (18.5%)        --         --         --
Investment Income Ratio............................      1.0%         --         --

SERIES V POLICIES (e)
Net Assets.........................................  $    370   $     72   $     --   $     --   $     --
Units Outstanding..................................        35          9         --         --         --
Variable Accumulation Unit Value...................  $  10.54   $   8.24   $     --   $     --   $     --
Total Return.......................................     27.9%     (17.6%)        --         --         --
Investment Income Ratio............................      1.0%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                               JANUS ASPEN
                        JANUS ASPEN                                               SERIES
                           SERIES                                               WORLDWIDE
               BALANCED--INSTITUTIONAL SHARES                          GROWTH--INSTITUTIONAL SHARES
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $541,659   $534,854   $607,299   $598,090   $338,125   $266,039   $250,712   $385,523   $506,390   $329,694
      28,250     31,372     32,862     30,425     16,575     18,103     20,859     23,563     23,672     12,816
    $  19.17   $  17.05   $  18.48   $  19.66   $  20.40   $  14.70   $  12.02   $  16.36   $  21.39   $  25.73
       12.5%      (7.7%)     (6.0%)     (3.6%)     25.0%      22.3%     (26.5%)    (23.5%)    (16.8%)     62.2%
        2.2%       2.4%       2.7%                             1.1%       0.9%       0.5%

    $  2,620   $  2,506   $  2,538   $  1,636   $     --   $  1,136   $  1,024   $  1,111   $  1,165   $     --
         264        283        264        160         --        181        199        159        127         --
    $   9.94   $   8.85   $   9.61   $  10.24   $     --   $   6.27   $   5.13   $   7.00   $   9.16   $     --
       12.3%      (7.9%)     (6.2%)      2.4%         --      22.1%     (26.6%)    (23.6%)     (8.4%)        --
        2.2%       2.5%       3.0%                             1.0%       0.7%       0.5%

    $ 79,154   $ 54,824   $ 26,039   $  2,842   $     --   $ 20,011   $ 13,227   $ 11,124   $  2,806   $     --
       8,458      6,575      2,875        294         --      3,479      2,806      1,730        333         --
    $   9.36   $   8.34   $   9.06   $   9.65   $     --   $   5.75   $   4.71   $   6.43   $   8.42   $     --
       12.2%      (7.9%)     (6.1%)     (3.5%)        --      22.0%     (26.7%)    (23.6%)    (15.8%)        --
        2.4%       3.1%       4.0%                             1.4%       1.0%       0.7%

    $ 21,004   $  8,129   $     --   $     --   $     --   $  6,275   $  2,078   $     --   $     --   $     --
       2,032        884         --         --         --        659        267         --         --         --
    $  10.33   $   9.19   $     --   $     --   $     --   $   9.52   $   7.79   $     --   $     --   $     --
       12.4%      (8.1%)        --         --         --      22.2%     (22.1%)        --         --         --
        2.6%       5.6%         --                             1.3%       2.5%         --

    $    513   $     82   $     --   $     --   $     --   $     84   $     --   $     --   $     --   $     --
          48          9         --         --         --          7         --         --         --         --
    $  10.72   $   9.57   $     --   $     --   $     --   $  12.13   $   9.96   $     --   $     --   $     --
       12.0%      (4.3%)        --         --         --      21.8%      (0.4%)        --         --         --
        2.9%       5.1%         --                             1.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                              MFS(R)
                                                                            INVESTORS
                                                                              TRUST
                                                                      SERIES--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 24,572   $ 22,189   $ 29,963   $ 29,503   $ 18,732
Units Outstanding..................................       2,885      3,138      3,303      2,695      1,685
Variable Accumulation Unit Value...................    $   8.52   $   7.07   $   9.07   $  10.95   $  11.12
Total Return.......................................       20.5%     (22.1%)    (17.2%)     (1.5%)      5.2%
Investment Income Ratio............................        0.7%       0.6%       0.5%

SERIES II POLICIES (b)
Net Assets.........................................    $    340   $    260   $    231   $    102   $     --
Units Outstanding..................................          45         41         29         11         --
Variable Accumulation Unit Value...................    $   7.55   $   6.28   $   8.07   $   9.75   $     --
Total Return.......................................       20.3%     (22.2%)    (17.2%)     (2.5%)        --
Investment Income Ratio............................        0.7%       0.5%       0.4%

SERIES III POLICIES (c)
Net Assets.........................................    $  5,795   $  4,309   $  4,146   $    305   $     --
Units Outstanding..................................         780        698        522         32         --
Variable Accumulation Unit Value...................    $   7.43   $   6.18   $   7.94   $   9.60   $     --
Total Return.......................................       20.2%     (22.2%)    (17.3%)     (4.0%)        --
Investment Income Ratio............................        0.6%       0.5%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $  1,236   $    463   $     --   $     --   $     --
Units Outstanding..................................         126         57         --         --         --
Variable Accumulation Unit Value...................    $   9.80   $   8.14   $     --   $     --   $     --
Total Return.......................................       20.4%     (18.6%)        --         --         --
Investment Income Ratio............................        0.6%         --         --

SERIES V POLICIES (e)
Net Assets.........................................    $     74   $     --   $     --   $     --   $     --
Units Outstanding..................................           6         --         --         --         --
Variable Accumulation Unit Value...................    $  12.46   $     --   $     --   $     --   $     --
Total Return.......................................       24.6%         --         --         --         --
Investment Income Ratio............................        0.3%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                                      NEUBERGER
                                                                                                        BERMAN
                           MFS(R)                                      MFS(R)                            AMT
                          RESEARCH                                   UTILITIES                         MID-CAP
                   SERIES--INITIAL CLASS                       SERIES--INITIAL CLASS               GROWTH--CLASS I
    ----------------------------------------------------   ------------------------------   ------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2003       2002       2001
    ----------------------------------------------------------------------------------------------------------------------
    $ 33,395   $ 29,511   $ 46,896   $ 50,417   $ 13,236   $    870   $    299   $    135   $  4,336   $  1,673   $    464
       3,779      4,107      4,857      4,054        999         97         45         15        511        249         48
    $   8.84   $   7.19   $   9.66   $  12.44   $  13.25   $   9.01   $   6.72   $   8.83   $   8.49   $   6.72   $   9.64
       23.0%     (25.6%)    (22.4%)     (6.2%)     22.3%      34.0%     (23.8%)    (11.7%)     26.3%     (30.3%)     (3.6%)
        0.7%       0.3%         --                             1.7%       2.4%         --         --         --         --

    $    307   $    270   $    376   $    586   $     --   $     16   $     10   $     --   $     69   $     26   $      1
          49         53         55         66         --          2          1         --          8          4         --
    $   6.27   $   5.10   $   6.87   $   8.86   $     --   $  10.62   $   7.93   $  10.43   $   8.75   $   6.94   $   9.98
       22.8%     (25.7%)    (22.5%)    (11.4%)        --      33.8%     (23.9%)      4.3%      26.1%     (30.4%)     (0.2%)
        0.7%       0.3%         --                             2.1%       0.3%         --         --         --         --

    $  6,172   $  4,401   $  5,269   $  1,516   $     --   $  1,138   $    390   $    258   $  3,204   $  1,192   $    184
       1,029        900        801        179         --        134         62         31        364        171         18
    $   6.00   $   4.89   $   6.58   $   8.49   $     --   $   8.49   $   6.35   $   8.35   $   8.81   $   6.99   $  10.05
       22.7%     (25.7%)    (22.5%)    (15.1%)        --      33.7%     (24.0%)    (16.5%)     26.0%     (30.5%)      0.5%
        0.6%       0.3%         --                             2.1%       3.0%         --         --         --         --

    $  1,035   $    357   $     --   $     --   $     --   $    104   $     41   $     --   $    619   $    156   $     --
         107         45         --         --         --          8          4         --         51         16         --
    $   9.69   $   7.89   $     --   $     --   $     --   $  13.64   $  10.18   $     --   $  12.22   $   9.68   $     --
       22.9%     (21.1%)        --         --         --      33.9%       1.8%         --      26.2%      (3.2%)        --
        0.6%         --         --                             2.2%         --         --         --         --         --

    $      8   $     --   $     --   $     --   $     --   $     15   $     --   $     --   $     82   $     --   $     --
           1         --         --         --         --          1         --         --          7         --         --
    $  11.82   $   9.65   $     --   $     --   $     --   $  12.22   $     --   $     --   $  11.85   $   9.42   $     --
       22.5%      (3.5%)        --         --         --      22.2%         --         --      25.8%      (5.8%)        --
        0.2%         --         --                               --         --         --         --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                          T. ROWE PRICE
                                                                              EQUITY
                                                                         INCOME PORTFOLIO
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $117,894   $ 89,634   $ 85,476   $ 42,484   $ 24,724
Units Outstanding..................................       9,625      9,056      7,398      3,679      2,387
Variable Accumulation Unit Value...................    $  12.25   $   9.90   $  11.55   $  11.55   $  10.36
Total Return.......................................       23.7%     (14.3%)        --      11.5%       2.3%
Investment Income Ratio............................        1.7%       1.7%       1.6%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,524   $  1,044   $    902   $    146   $     --
Units Outstanding..................................         130        110         81         13         --
Variable Accumulation Unit Value...................    $  11.70   $   9.47   $  11.07   $  11.08   $     --
Total Return.......................................       23.6%     (14.5%)        --      10.8%         --
Investment Income Ratio............................        1.7%       1.7%       1.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 41,615   $ 22,371   $  9,712   $     98   $     --
Units Outstanding..................................       3,633      2,412        895          9         --
Variable Accumulation Unit Value...................    $  11.45   $   9.27   $  10.85   $  10.86   $     --
Total Return.......................................       23.5%     (14.5%)        --       8.6%         --
Investment Income Ratio............................        1.8%       1.9%       1.9%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 11,020   $  3,453   $     --   $     --   $     --
Units Outstanding..................................       1,084        420         --         --         --
Variable Accumulation Unit Value...................    $  10.17   $   8.22   $     --   $     --   $     --
Total Return.......................................       23.7%     (17.8%)        --         --         --
Investment Income Ratio............................        1.9%       3.1%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    461   $    117   $     --   $     --   $     --
Units Outstanding..................................          45         14         --         --         --
Variable Accumulation Unit Value...................    $  10.36   $   8.41   $     --   $     --   $     --
Total Return.......................................       23.2%     (15.9%)        --         --         --
Investment Income Ratio............................        1.9%       2.7%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        VAN ECK                                         VAN KAMPEN
                       WORLDWIDE                                            UIF
                         HARD                                        EMERGING MARKETS
                        ASSETS                                        EQUITY--CLASS I
    -----------------------------------------------   -----------------------------------------------
     2003      2002      2001      2000      1999      2003      2002      2001      2000      1999
    -------------------------------------------------------------------------------------------------
    $10,239   $ 6,351   $ 3,510   $ 4,929   $ 2,066   $33,055   $22,764   $25,016   $28,721   $23,677
        805       714       378       469       216     3,161     3,213     3,172     3,358     1,659
    $ 12.72   $  8.89   $  9.28   $ 10.51   $  9.57   $ 10.46   $  7.09   $  7.89   $  8.55   $ 14.27
      43.1%     (4.2%)   (11.7%)     9.9%     19.3%     47.6%    (10.2%)    (7.7%)   (40.1%)    93.0%
       0.4%      0.5%      1.4%                            --        --        --

    $   190   $    49   $    29   $    25   $    --   $   697   $   109   $ 5,828   $    38   $    --
         15         6         3         2        --        92        21     1,019         6        --
    $ 12.62   $  8.83   $  9.24   $ 10.48   $    --   $  7.55   $  5.12   $  5.72   $  6.21   $    --
      42.8%     (4.3%)   (11.8%)     4.8%        --     47.4%    (10.4%)    (7.9%)   (37.9%)       --
       0.3%      0.3%      3.8%                            --        --        --

    $ 5,745   $ 2,229   $   238   $    53   $    --   $ 5,409   $ 2,432   $   594   $    54   $    --
        449       249        25         5        --       617       408        89         7        --
    $ 12.79   $  8.96   $  9.37   $ 10.63   $    --   $  8.77   $  5.96   $  6.64   $  7.22   $    --
      42.8%     (4.4%)   (11.9%)     6.3%        --     47.3%    (10.3%)    (8.0%)   (27.8%)       --
       0.4%      0.2%      1.1%                            --        --        --

    $ 1,461   $   326   $    --   $    --   $    --   $ 1,279   $   456   $    --   $    --   $    --
        121        39        --        --        --       110        58        --        --        --
    $ 12.04   $  8.42   $    --   $    --   $    --   $ 11.62   $  7.88   $    --   $    --   $    --
      43.0%    (15.8%)       --        --        --     47.5%    (21.2%)       --        --        --
       0.3%        --        --                            --        --        --

    $    63   $    --   $    --   $    --   $    --   $    19   $    --   $    --   $    --   $    --
          4        --        --        --        --         1        --        --        --        --
    $ 15.24   $    --   $    --   $    --   $    --   $ 14.95   $    --   $    --   $    --   $    --
      52.4%        --        --        --        --     49.5%        --        --        --        --
         --        --        --                            --        --        --

    $   348   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         26        --        --        --        --        --        --        --        --        --
    $ 13.42   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
      34.2%        --        --        --        --        --        --        --        --        --
         --        --        --                            --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $       2,929      $       2,760      $       3,817
Units Outstanding.....................................             296                248                347
Variable Accumulation Unit Value......................   $        9.91      $       11.15      $       10.99
Total Return..........................................           (0.9%)             11.5%               9.9%
Investment Income Ratio...............................           13.3%               0.5%               8.3%

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       6,344      $       5,334      $       7,798
Units Outstanding.....................................             640                474                707
Variable Accumulation Unit Value......................   $        9.91      $       11.26      $       11.03
Total Return..........................................           (0.9%)             12.6%              10.3%
Investment Income Ratio...............................           17.1%               0.6%               9.0%

SERIES IV POLICIES (d)
Net Assets............................................   $       5,867      $       4,522      $       7,040
Units Outstanding.....................................             592                406                644
Variable Accumulation Unit Value......................   $        9.92      $       11.14      $       10.94
Total Return..........................................           (0.8%)             11.4%               9.4%
Investment Income Ratio...............................           15.6%               0.5%               8.5%

SERIES V POLICIES (e)
Net Assets............................................   $         407      $          86      $         533
Units Outstanding.....................................              41                  8                 49
Variable Accumulation Unit Value......................   $        9.83      $       10.98      $       10.91
Total Return..........................................           (1.7%)              9.8%               9.1%
Investment Income Ratio...............................           14.8%               1.3%               9.5%

SERIES VI POLICIES (f)
Net Assets............................................   $       3,343      $       2,186      $       3,430
Units Outstanding.....................................             338                197                316
Variable Accumulation Unit Value......................   $        9.89      $       11.12      $       10.85
Total Return..........................................           (1.1%)             11.2%               8.5%
Investment Income Ratio...............................           14.5%               0.5%               9.2%

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                               MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--   INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $       2,399      $       2,651      $       1,842      $      10,501      $       6,828
               207                272                162                920                606
     $       11.60      $        9.75      $       11.40      $       11.41      $       11.26
             16.0%              (2.5%)             14.0%              14.1%              12.6%
              3.4%              14.3%               3.7%              26.0%               4.6%

     $          --      $          --      $          --      $          --      $          --
                --                 --                 --                 --                 --
     $          --      $          --      $          --      $          --      $          --
                --                 --                 --                 --                 --
                --                 --                 --                 --                 --

     $       6,443      $       4,087      $       3,094      $      28,302      $      13,604
               550                422                273              2,495              1,215
     $       11.72      $        9.69      $       11.34      $       11.35      $       11.20
             17.2%              (3.1%)             13.4%              13.5%              12.0%
              3.8%              18.2%               4.1%              30.0%               5.6%

     $       5,125      $       4,147      $       3,340      $      25,512      $      11,688
               442                425                293              2,224              1,038
     $       11.59      $        9.76      $       11.40      $       11.47      $       11.26
             15.9%              (2.4%)             14.0%              14.7%              12.6%
              3.5%              16.5%               3.4%              26.4%               4.6%

     $         122      $         421      $          38      $       2,901      $       1,344
                11                 43                  3                255                120
     $       11.51      $        9.74      $       11.32      $       11.36      $       11.24
             15.1%              (2.6%)             13.2%              13.6%              12.4%
              4.3%              14.0%               2.4%              27.0%               5.1%

     $       2,519      $       1,800      $       1,484      $       9,211      $       4.649
               218                185                130                809                414
     $       11.57      $        9.73      $       11.38      $       11.39      $       11.24
             15.7%              (2.7%)             13.8%              13.9%              12.4%
              3.8%              16.2%               3.4%              29.6%               5.0%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $       1,340      $       1,477      $       2,376
Units Outstanding.....................................             114                125                197
Variable Accumulation Unit Value......................   $       11.74      $       11.80      $       12.07
Total Return..........................................           17.4%              18.0%              20.7%
Investment Income Ratio...............................            6.9%               1.2%                 --

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       2,933      $       2,774      $       5,125
Units Outstanding.....................................             254                237                434
Variable Accumulation Unit Value......................   $       11.55      $       11.72      $       11.82
Total Return..........................................           15.5%              17.2%              18.2%
Investment Income Ratio...............................            8.0%               1.4%                 --

SERIES IV POLICIES (d)
Net Assets............................................   $       2,849      $       2,677      $       5,111
Units Outstanding.....................................             246                228                432
Variable Accumulation Unit Value......................   $       11.60      $       11.73      $       11.83
Total Return..........................................           16.0%              17.3%              18.3%
Investment Income Ratio...............................            6.6%               1.2%                 --

SERIES V POLICIES (e)
Net Assets............................................   $          78      $         183      $         186
Units Outstanding.....................................               7                 16                 16
Variable Accumulation Unit Value......................   $       11.28      $       11.78      $       11.61
Total Return..........................................           12.8%              17.8%              16.1%
Investment Income Ratio...............................           11.7%               3.0%                 --

SERIES VI POLICIES (f)
Net Assets............................................   $       1,381      $       1,319      $       2,941
Units Outstanding.....................................             121                113                244
Variable Accumulation Unit Value......................   $       11.37      $       11.64      $       12.05
Total Return..........................................           13.7%              16.4%              20.5%
Investment Income Ratio...............................            7.6%               1.4%                 --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
     $       2,355      $       1,835      $       2,572       $         503      $         821
               192                171                223                  45                 73
     $       12.24      $       10.73      $       11.55       $       11.07      $       11.32
             22.4%               7.3%              15.5%               10.7%              13.2%
                --               6.8%               5.3%                5.6%               2.7%

     $          --      $          --      $          --       $          --      $          --
                --                 --                 --                  --                 --
     $          --      $          --      $          --       $          --      $          --
                --                 --                 --                  --                 --
                --                 --                 --                  --                 --

     $       4,735      $       4,276      $       5,058       $       1,437      $       1,807
               384                399                440                 126                160
     $       12.32      $       10.71      $       11.48       $       11.38      $       11.29
             23.2%               7.1%              14.8%               13.8%              12.9%
                --               8.3%               6.3%                6.1%               2.9%

     $       4,235      $       3,248      $       4,598       $       1,389      $       2,039
               353                299                392                 123                181
     $       12.01      $       10.86      $       11.72       $       11.32      $       11.29
             20.1%               8.6%              17.2%               13.2%              12.9%
                --               7.6%               5.3%                5.3%               2.8%

     $          93      $         159      $         160       $          24      $         133
                 8                 15                 14                   2                 12
     $       11.71      $       10.57      $       11.48       $       11.19      $       11.21
             17.1%               5.7%              14.8%               11.9%              12.1%
                --              10.4%               7.5%                4.4%               5.2%

     $       2,201      $       2,168      $       2,127       $         600      $         907
               180                205                185                  53                 80
     $       12.21      $       10.56      $       11.52       $       11.23      $       11.28
             22.1%               5.6%              15.2%               12.3%              12.8%
                --               7.3%               5.9%                5.3%               2.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                          MainStay VP        MainStay VP
                                                          Eagle Asset        Lord Abbett       Alger American
                                                           Management         Developing           Small
                                                        Growth Equity--        Growth--       Capitalization--
                                                         Service Class      Service Class      Class S Shares
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $         820      $         637      $         671
Units Outstanding.....................................              74                 55                 55
Variable Accumulation Unit Value......................   $       11.11      $       11.63      $       12.16
Total Return..........................................           11.1%              16.3%              21.6%
Investment Income Ratio...............................            0.4%                 --                 --

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       2,737      $       1,458      $       1,576
Units Outstanding.....................................             247                127                130
Variable Accumulation Unit Value......................   $       11.08      $       11.47      $       12.15
Total Return..........................................           10.8%              14.7%              21.5%
Investment Income Ratio...............................            0.4%                 --                 --

SERIES IV POLICIES (d)
Net Assets............................................   $       2,233      $       1,358      $       1,594
Units Outstanding.....................................             201                117                132
Variable Accumulation Unit Value......................   $       11.09      $       11.62      $       12.11
Total Return..........................................           10.9%              16.2%              21.1%
Investment Income Ratio...............................            0.3%                 --                 --

SERIES V POLICIES (e)
Net Assets............................................   $          60      $          64      $          22
Units Outstanding.....................................               6                  6                  2
Variable Accumulation Unit Value......................   $       10.77      $       11.41      $       11.96
Total Return..........................................            7.7%              14.1%              19.6%
Investment Income Ratio...............................            0.5%                 --                 --

SERIES VI POLICIES (f)
Net Assets............................................   $       1,265      $         721      $         495
Units Outstanding.....................................             114                 61                 41
Variable Accumulation Unit Value......................   $       11.06      $       11.77      $       12.15
Total Return..........................................           10.6%              17.7%              21.5%
Investment Income Ratio...............................            0.3%                 --                 --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

      DREYFUS IP                       FIDELITY(R) VIP                                          JANUS ASPEN SERIES
      TECHNOLOGY     FIDELITY(R) VIP       EQUITY-       FIDELITY(R) VIP   JANUS ASPEN SERIES       WORLDWIDE
       GROWTH--      CONTRAFUND(R)--      INCOME--          MID CAP--          BALANCED--            GROWTH--
    SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2     SERVICE SHARES       SERVICE SHARES
    --------------   ---------------   ---------------   ---------------   ------------------   ------------------
         2003             2003              2003              2003                2003                 2003
    --------------------------------------------------------------------------------------------------------------
     $     1,226       $     3,715       $     2,888       $     2,237        $     4,308          $     1,398
             104               318               251               199                410                  121
     $     11.77       $     11.69       $     11.53       $     11.27        $     10.52          $     11.53
           17.7%             16.9%             15.3%             12.7%               5.2%                15.3%
              --                --                --                --               3.4%                 0.9%

     $        --       $        --       $        --       $         1        $        --          $        --
              --                --                --                --                 --                   --
     $        --       $        --       $        --       $     10.17        $        --          $        --
              --                --                --              1.7%                 --                   --
              --                --                --                --                 --                   --

     $     2,883       $     7,143       $     5,733       $     1,207        $     8,228          $     2,542
             247               616               504               107                779                  222
     $     11.67       $     11.59       $     11.37       $     11.23        $     10.57          $     11.45
           16.7%             15.9%             13.7%             12.3%               5.7%                14.5%
              --                --                --                --               4.1%                 1.0%

     $     2,684       $     5,521       $     4,827       $     1,082        $     7,590          $     2,226
             230               467               421                95                722                  195
     $     11.68       $     11.82       $     11.48       $     11.41        $     10.51          $     11.44
           16.8%             18.2%             14.8%             14.1%               5.1%                14.4%
              --                --                --                --               3.6%                 0.9%

     $       100       $       316       $       823       $        39        $       441          $        22
               9                28                71                 4                 42                    2
     $     11.64       $     11.48       $     11.54       $     10.77        $     10.50          $     11.31
           16.4%             14.8%             15.4%              7.7%               5.0%                13.1%
              --                --                --                --               3.4%                 1.2%

     $     1,302       $     2,520       $     2,977       $       499        $     4,069          $       983
             112               219               260                44                387                   88
     $     11.65       $     11.49       $     11.44       $     11.43        $     10.51          $     11.23
           16.5%             14.9%             14.4%             14.3%               5.1%                12.3%
              --                --                --                --               3.5%                 0.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                        MFS(R) INVESTORS        MFS(R)               MFS(R)
                                                         TRUST SERIES--    RESEARCH SERIES--   UTILITIES SERIES--
                                                         SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                                                        ----------------   -----------------   ------------------
                                                              2003               2003                 2003
                                                        ---------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $         135       $         382       $           3
Units Outstanding.....................................              12                  35                  --
Variable Accumulation Unit Value......................   $       10.86       $       11.02       $       10.83
Total Return..........................................            8.6%               10.2%                8.3%
Investment Income Ratio...............................              --                  --                  --

SERIES II POLICIES (b)
Net Assets............................................   $          --       $          --       $          --
Units Outstanding.....................................              --                  --                  --
Variable Accumulation Unit Value......................   $          --       $          --       $          --
Total Return..........................................              --                  --                  --
Investment Income Ratio...............................              --                  --                  --

SERIES III POLICIES (c)
Net Assets............................................   $         314       $         637       $          80
Units Outstanding.....................................              29                  58                   7
Variable Accumulation Unit Value......................   $       10.94       $       10.95       $       11.41
Total Return..........................................            9.4%                9.5%               14.1%
Investment Income Ratio...............................              --                  --                  --

SERIES IV POLICIES (d)
Net Assets............................................   $         469       $         460       $          63
Units Outstanding.....................................              43                  43                   5
Variable Accumulation Unit Value......................   $       10.97       $       10.75       $       11.46
Total Return..........................................            9.7%                7.5%               14.6%
Investment Income Ratio...............................              --                  --                  --

SERIES V POLICIES (e)
Net Assets............................................   $          13       $          15       $          11
Units Outstanding.....................................               1                   1                   1
Variable Accumulation Unit Value......................   $       10.92       $       11.05       $       11.50
Total Return..........................................            9.2%               10.5%               15.0%
Investment Income Ratio...............................              --                  --                  --

SERIES VI POLICIES (f)
Net Assets............................................   $         187       $         279       $           1
Units Outstanding.....................................              17                  25                  --
Variable Accumulation Unit Value......................   $       10.88       $       11.13       $       11.39
Total Return..........................................            8.8%               11.3%               13.9%
Investment Income Ratio...............................              --                  --                  --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

    NEUBERGER BERMAN                             VAN KAMPEN UIF
      AMT MID-CAP          T. ROWE PRICE            EMERGING
        GROWTH--           EQUITY INCOME        MARKETS EQUITY--
        CLASS S            PORTFOLIO--II            CLASS II
    ----------------      ----------------      ----------------
          2003                  2003                  2003
    ------------------------------------------------------------
     $           6         $       2,506         $         424
                 1                   224                    31
     $       10.91         $       11.20         $       13.71
              9.1%                 12.0%                 37.1%
                --                  2.1%                    --

     $          --         $          --         $          --
                --                    --                    --
     $          --         $          --         $          --
                --                    --                    --
                --                    --                    --

     $         105         $       5,783         $       1,422
                10                   518                   108
     $       10.98         $       11.16         $       13.20
              9.8%                 11.6%                 32.0%
                --                  2.4%                    --

     $         269         $       5,370         $         729
                24                   478                    53
     $       11.32         $       11.23         $       13.65
             13.2%                 12.3%                 36.5%
                --                  2.3%                    --

     $          82         $         933         $          --
                 7                    84                    --
     $       11.12         $       11.13         $       10.57
             11.2%                 11.3%                  5.7%
                --                  2.5%                    --

     $          56         $       3,257         $         297
                 5                   292                    22
     $       11.13         $       11.16         $       13.25
             11.3%                 11.6%                 32.5%
                --                  2.4%                    --

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond (Initial Class), MainStay VP Capital Appreciation (Initial Class), MainStay VP Cash Management, MainStay VP Convertible (Initial Class), MainStay VP Equity Income (Initial Class), MainStay VP Government (Initial Class), MainStay VP Growth Equity (Initial Class), MainStay VP High Yield Corporate Bond (Initial Class), MainStay VP Indexed Equity (Initial Class), MainStay VP International Equity (Initial Class), MainStay VP Mid Cap Core (Initial Class), MainStay VP Mid Cap Growth (Initial Class), MainStay VP Small Cap Growth (Initial Class), MainStay VP Total Return (Initial Class), MainStay VP Value (Initial Class), MainStay VP American Century Income and Growth (Initial Class), MainStay VP Dreyfus Large Company Value (Initial Class), MainStay VP Eagle Asset Management Growth Equity (Initial Class), MainStay VP Lord Abbett Developing Growth (Initial Class), Alger American Small Capitalization (Class O Shares), AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity(R) VIP Contrafund(R) (Initial Class), Fidelity(R) VIP Equity-Income (Initial Class), Janus Aspen Series Balanced (Institutional Shares), Janus Aspen Series Worldwide Growth (Institutional Shares), MFS(R) Investors Trust Series (Initial Class), MFS(R) Research Series (Initial Class), MFS(R) Utilities Series (Initial Class), Neuberger Berman AMT Mid-Cap Growth (Class I), T. Rowe Price Equity Income Portfolio, Van Eck Worldwide Hard Assets, Van Kampen UIF Emerging Markets Equity (Class I), MainStay VP Bond (Service Class), MainStay VP Capital Appreciation (Service Class), MainStay VP Convertible (Service Class), MainStay VP Equity Income (Service Class), MainStay VP Government (Service Class), MainStay VP Growth Equity (Service Class), MainStay VP High Yield Corporate Bond (Service Class), MainStay VP Indexed Equity (Service Class), MainStay VP International Equity (Service Class), MainStay VP Mid Cap Core (Service Class), MainStay VP Mid Cap Growth (Service Class), MainStay VP Small Cap Growth (Service Class), MainStay VP Total Return (Service Class), MainStay VP Value (Service Class), MainStay VP American Century Income and Growth (Service Class), MainStay VP Dreyfus Large Company Value (Service Class), MainStay VP Eagle Asset Management Growth Equity (Service Class), MainStay VP Lord Abbett Developing Growth (Service Class), Alger American Small Capitalization (Class S Shares), Dreyfus IP Technology Growth (Service Shares), Fidelity(R) VIP Contrafund(R) (Service Class 2), Fidelity(R) VIP Equity-Income (Service Class 2), Fidelity(R) VIP Mid Cap (Service Class 2), Janus Aspen Series Balanced (Service Shares), Janus Aspen Series Worldwide Growth (Service Shares), MFS(R) Investors Trust Series (Service Class), MFS(R) Research Series (Service Class), MFS(R) Utilities Series (Service Class), Neuberger Berman AMT Mid-Cap Growth (Class S), T. Rowe Price Equity Income Portfolio II, and Van Kampen UIF Emerging Markets Equity (Class II) Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2003       2002
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $29,401    $24,515
  Trading securities                                               66         --
Equity securities, at fair value
  Available for sale                                               47         70
  Trading securities                                               22         --
Mortgage loans                                                  2,665      2,389
Policy loans                                                      563        577
Other investments                                                 280        739
                                                              -------    -------
     Total investments                                         33,044     28,290

Cash and cash equivalents                                         761      1,362
Deferred policy acquisition costs                               2,180      1,781
Interest in annuity contracts                                   3,306      2,958
Other assets                                                    1,234      1,440
Separate account assets                                        11,589      9,245
                                                              -------    -------
     Total assets                                             $52,114    $45,076
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $29,366    $25,260
Future policy benefits                                          1,027        967
Policy claims                                                     107        103
Obligations under structured settlement agreements              3,306      2,958
Other liabilities                                               2,556      3,280
Separate account liabilities                                   11,500      9,154
                                                              -------    -------
     Total liabilities                                         47,862     41,722
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                      1,410        910
Accumulated other comprehensive income                            590        451
Retained earnings                                               2,227      1,968
                                                              -------    -------
     Total stockholder's equity                                 4,252      3,354
                                                              -------    -------
     Total liabilities and stockholder's equity               $52,114    $45,076
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $    3   $  144   $  235
  Fees -- universal life and annuity policies                    603      546      509
  Net investment income                                        1,801    1,647    1,452
  Net investment losses                                           (3)     (49)     (50)
  Other income                                                    19       16        9
                                                              ------   ------   ------
     Total revenues                                            2,423    2,304    2,155
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,321    1,280    1,133
  Policyholder benefits                                          139      305      354
  Operating expenses                                             588      554      536
                                                              ------   ------   ------
     Total expenses                                            2,048    2,139    2,023
                                                              ------   ------   ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        375      165      132
Income tax expense/(benefit)                                     116       (1)      31
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting
  principle                                                      259      166      101
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --       --       14
                                                              ------   ------   ------
NET INCOME                                                    $  259   $  166   $  115
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
                                                                         (IN MILLIONS)
BALANCE AT JANUARY 1, 2001                      $25        $  480       $1,721         $(31)           $2,195
                                                                                                       ------
Comprehensive income:
  Net income                                                               115                            115
                                                                                                       ------
     Cumulative effect of a change in
       accounting principle, net of tax                                                  (2)               (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     137               137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                        300                                         300
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2001                     25           780        1,836          104             2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                    $25        $1,410       $2,227         $590            $4,252
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    259    $    166    $    115
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  35           1         (26)
     Net capitalization of deferred policy acquisition costs      (400)       (441)       (380)
     Annuity and universal life fees                              (296)       (257)       (227)
     Interest credited to policyholders' account balances        1,321       1,292       1,133
     Net investment losses                                           3          49          50
     Deferred income taxes                                          17          (1)         21
     Cumulative effect of a change in accounting principle          --          --         (14)
     (Increase) decrease in:
       Net separate account assets and liabilities                  19          --         (35)
       Other assets and other liabilities                         (250)         99          88
       Trading securities                                           89          29          --
     Increase (decrease) in:
       Policy claims                                                 4          (4)         34
       Future policy benefits                                      (23)        170         186
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                778       1,103         945
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                22,559      24,951      28,757
     Maturity of available for sale fixed maturities               418       1,090       1,902
     Sale of equity securities                                      39          38         109
     Repayment of mortgage loans                                   776         466         322
     Sale of other investments                                     520         206          58
  Cost of:
     Available for sale fixed maturities acquired              (27,666)    (30,915)    (33,811)
     Equity securities acquired                                    (19)        (66)       (112)
     Mortgage loans acquired                                    (1,052)       (791)       (469)
     Other investments acquired                                    (70)        (21)       (715)
  Policy loans (net)                                                14         (27)        (32)
  Increase in loaned securities                                    125         747          23
  Securities sold under agreements to repurchase (net)            (644)        514         153
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (5,000)     (3,808)     (3,815)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,094       5,351       4,525
     Withdrawals                                                (1,715)     (1,501)     (1,396)
     Net transfers to the separate accounts                       (258)       (585)       (536)
  Transfer of Taiwan branch cash to an affiliated company           --        (116)         --
  Capital contribution received from parent                        500         130         300
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,621       3,279       2,893
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (2)         --
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents              (601)        572          23
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                     1,362         790         767
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    761    $  1,362    $    790
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2003, 2002 AND 2001

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available for sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. These specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Other investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized loans. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized loans are reported at outstanding principal balance reduced by any charge-off or specific valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note
10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability includes for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of reinsurance recoverables, investment income due and accrued, amounts receivable for undelivered securities, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, deferred income taxes and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     The Company has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives which are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its non-guaranteed and registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)

     The guaranteed separate accounts maintained on a fair value basis provides a guarantee of principal and interest for contracts held to maturity. Prior to maturity, a market value adjustment is imposed upon certain surrenders. Interest rates on these contracts may be adjusted periodically.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Recent corporate and accounting scandals continue to increase the risks of defaults on fixed maturities securities. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum death benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of any new legislation extending the suspension or eliminating this tax, the Company is subject to this tax beginning in 2004.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133", ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, the Company reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on a number of topics, including separate account presentation, interest in separate accounts, liability valuation, returns based on a contractually referenced pool of assets or index, and accounting for contracts that contain death or other insurance benefit features.

     SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The effect of initially adopting SOP 03-01 will be reported as a cumulative effect of a change in accounting principle. The company is currently completing an assessment of the impact of the SOP on its operations; however, we do

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

not believe that the implementation of SOP 03-01 will have a material effect on the Company's financial position.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     At December 31, 2003 and 2002, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2003                       2002
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $ 1,118      $ 1,127       $   621      $   630
Due after one year through five years                   4,913        5,206         4,306        4,513
Due after five years through ten years                  8,754        9,291         7,151        7,546
Due after ten years                                     4,164        4,441         3,402        3,659
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency               303          315           535          559
  Other mortgage-backed securities                      6,306        6,541         5,119        5,434
  Other asset-backed securities                         2,424        2,480         2,102        2,174
                                                      -------      -------       -------      -------
     Total Available for Sale                         $27,982      $29,401       $23,236      $24,515
                                                      =======      =======       =======      =======

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                     1,060           85            3          1,142
Foreign governments                                      122           10           --            132
Corporate                                             17,335        1,112           95         18,352
Other mortgage-backed securities                       6,306          259           24          6,541
Other asset-backed securities                          2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                     1,579          131           --          1,710
Foreign governments                                      105           11           --            116
Corporate                                             13,309          952          249         14,012
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

     At December 31, 2003 and 2002, the Company has outstanding contractual obligations to acquire additional private placement securities amounting to $16 million and $161 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2003    $46       $   2          $ 1           $47
2002    $81       $  --          $11           $70

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2003 and 2002 is estimated to be $2,854 million and $2,614 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2003 or 2002.

     At December 31, 2003 and 2002, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $58 million and $60 million at fixed and floating interest rates ranging from 2.7% to 7.8% and from 3.7% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2003 and 2002, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2003                  2002
                                     -----------------    ------------------
                                     CARRYING    % OF     CARRYING     % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    ------
Property Type:
  Office buildings                    $  943      35.4%    $  855       35.8%
  Retail                                 474      17.8%       397       16.6%
  Residential                            608      22.8%       604       25.3%
  Industrial                             336      12.6%       238       10.0%
  Apartment buildings                    269      10.1%       258       10.8%
  Other                                   35       1.3%        37        1.5%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======
Geographic Region:
  Central                             $  783      29.4%    $  606       25.4%
  South Atlantic                         684      25.7%       654       27.4%
  Pacific                                563      21.1%       474       19.8%
  Middle Atlantic                        455      17.0%       486       20.3%
  New England                            180       6.8%       169        7.1%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======

OTHER INVESTMENTS

     The components of other investments as of December 31, 2003 and 2002 were as follows (in millions):

                                                           2003    2002
                                                           ----    ----
Limited liability company                                  $157    $675
Collateralized loans                                         40      --
Derivatives                                                  34      26
Limited partnerships                                         28      17
Real estate                                                  17      17
Other                                                         4       4
                                                           ----    ----
     Total other investments                               $280    $739
                                                           ====    ====

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by NYL to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2003 and 2002 was $6 million and $5 million, respectively. Depreciation expense totaled $1 million for each year ended December 31, 2003, 2002 and 2001.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2003, 2002 and 2001, were as follows (in millions):

                                              2003      2002      2001
                                             ------    ------    ------
Fixed maturities                             $1,604    $1,448    $1,238
Equity securities                                 2         3         6
Mortgage loans                                  167       170       155
Policy loans                                     46        45        47
Other investments                                30        30        45
                                             ------    ------    ------
  Gross investment income                     1,849     1,696     1,491
Investment expenses                             (48)      (49)      (39)
                                             ------    ------    ------
  Net investment income                      $1,801    $1,647    $1,452
                                             ======    ======    ======

     For the years ended December 31, 2003, 2002 and 2001, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                                2003                           2002                           2001
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
Fixed maturities                      $192               $(176)      $192               $(236)      $163               $(217)
Equity securities                        5                  (7)         8                  (8)        11                  (9)
Mortgage loans                           2                  (4)         1                  (1)        --                  (1)
Derivative instruments                   1                  (4)         1                  (4)         1                  (7)
Other investments                       --                 (12)        --                  (2)        10                  (1)
                                      ----               -----       ----               -----       ----               -----
     Subtotal                         $200               $(203)      $202               $(251)      $185               $(235)
                                      ====               =====       ====               =====       ====               =====
Total net investment losses                     $(3)                           $(49)                          $(50)
                                                ===                            ====                           ====

     Effective January 1, 2003 the Company transferred all other-than-temporarily impaired securities to a trading portfolio at fair value. Accordingly, for the year 2003 the trading portfolio required a mark-to-market adjustment through net investment losses to reflect any subsequent decline or increase in fair market value. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $2 million.

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The convertible portfolio was subsequently sold during 2002.

     The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended, December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment losses in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $24 million, $70 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $7 million at December 31, 2003. There were no other-than-temporary impairment losses in equities for 2002 and 2001.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities into two categories: (1) when the estimated fair value has declined and remained below

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

amortized cost for a period of less than twelve months, and (2) when the estimated fair value has declined and remained below cost for a period of greater than twelve months, at December 31, 2003 (in millions):

                                             LESS THAN           GREATER THAN
                                             12 MONTHS            12 MONTHS               TOTAL
                                        -------------------   ------------------   -------------------
                                         FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                        VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                        ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies             $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal         134         3        --        --          134         3
Foreign governments                         14         *        --        --           14         *
Corporate                                2,306        72       338        23        2,644        95
Mortgage-backed securities               1,184        24         1         *        1,185        24
Asset-backed securities                    344         9        58         8          402        17
                                        ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES              4,301       110       397        31        4,698       141
                                        ------      ----      ----       ---       ------      ----
               EQUITIES
               --------
Preferred Stock                             --        --         4         1            4         1
                                        ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED
       SECURITIES                       $4,301      $110      $401       $32       $4,702      $142
                                        ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     For the securities with gross unrealized losses, the decline in fair value is principally related to changes in interest rates and weak economic and market conditions in certain corporate sectors such as airlines, energy and utilities that are now experiencing a gradual rebound in fair value. Recent improvement in fair value for these securities evidences continued recovery as economic and market conditions improve. Refer to Note 2 -- Significant Accounting Policies for Investments, which discloses the Company's process for reviewing invested assets for impairments.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

Statement of Income. The amounts for the years ended December 31, 2003, 2002 and 2001 are as follows (in millions):

                                                         2003    2002     2001
                                                         ----    -----    ----
Net unrealized investment gains (losses), beginning of
  the year                                               $451    $ 104    $(31)
                                                         ----    -----    ----
Cumulative effect of a change in accounting principle      --       --      (2)
                                                         ----    -----    ----
Changes in net unrealized investment gains attributable
  to investments:
  Net unrealized investment gains arising during the
     period                                               132      663     172
  Less: Reclassification adjustments for gains (losses)
     included in net income                                18        9     (64)
                                                         ----    -----    ----
  Change in net unrealized investment gains, net of
     adjustments                                          114      654     236
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                           26      (15)     --
  Deferred policy acquisition costs                        (1)    (289)    (99)
                                                         ----    -----    ----
Change in net unrealized investment gains (losses)        139      350     137
                                                         ----    -----    ----
Transfer of Taiwan branch to an affiliated company         --       (3)     --
                                                         ----    -----    ----
Net unrealized investment gains (losses), end of year    $590    $ 451    $104
                                                         ====    =====    ====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense of $71 million $357 million and $93 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense (benefit) of $10 million, $5 million and ($34) million, respectively.

     Policyholders' account balance reported in the preceding table for the years ended December 31, 2003 and 2002 are net of income tax expense (benefit) of $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax benefit of $-, $156 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- INSURANCE LIABILITIES

     The Company's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of the Company's liabilities for deferred annuities at December 31, 2003 and 2002, was $15,733 million and $13,319 million, respectively, and is included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2003 and 2002 was $29 million and $55 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains non-guaranteed separate accounts for its variable deferred annuity and variable life products; certain of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $10,866 million and $8,526 million at December 31, 2003 and 2002, respectively. The Company maintains investments in the non-guaranteed separate accounts of $45 million and $52 million at December 31, 2003 and 2002, respectively. The assets of these separate accounts represent

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 6 -- SEPARATE ACCOUNTS -- (CONTINUED)

investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

     The Company maintains one guaranteed separate account for universal life insurance policies, with assets of $723 million and $719 million at December 31, 2003 and 2002, respectively. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2003, 2002 and 2001 was as follows (in millions):

                                                      2003      2002      2001
                                                     ------    ------    ------
Balance at beginning of year                         $1,781    $1,887    $1,660
  Current year additions                                645       630       558
  Amortized during year                                (245)     (189)     (179)
  Adjustment for change in unrealized investment
     gains                                               (1)     (445)     (152)
  Transfer of Taiwan branch to an affiliated
     company                                             --      (102)       --
                                                     ------    ------    ------
Balance at end of year                               $2,180    $1,781    $1,887
                                                     ======    ======    ======

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                            2003    2002    2001
                                                            ----    ----    ----
Current:
  Federal                                                   $ 94    $(1)    $ 8
  State and local                                              5      1       2
                                                            ----    ---     ---
                                                              99     --      10
Deferred:
  Federal                                                     17     (1)     21
                                                            ----    ---     ---
Income tax expense/(benefit)                                $116    $(1)    $31
                                                            ====    ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows (in millions):

                                                               2003     2002
                                                              ------    ----
Deferred tax assets:
  Future policyholder benefits                                $  487    $427
  Employee and agents benefits                                    62      58
                                                              ------    ----
     Deferred tax assets                                         549     485
                                                              ------    ----
Deferred tax liabilities:
  Deferred policy acquisition costs                              517     409
  Investments                                                    479     420
  Other                                                            9      19
                                                              ------    ----
     Deferred tax liabilities                                  1,005     848
                                                              ------    ----
       Net deferred tax liability                             $  456    $363
                                                              ======    ====

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2003, 2002 and 2001:

                                                          2003    2002     2001
                                                          ----    -----    -----
Statutory Federal income tax rate                         35.0%    35.0%    35.0%
Current year equity base tax                                --       --     12.5
True down of prior year equity base tax                     --    (22.9)   (20.1)
Tax exempt income                                         (2.8)    (6.0)    (4.9)
Foreign branch termination                                  --     (3.8)      --
Other                                                     (1.2)    (2.9)     0.9
                                                          ----    -----    -----
Effective tax rate                                        31.0%    (0.6)%   23.4%
                                                          ====    =====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2003 and 2002, the Company had recorded an income tax receivable from New York Life of $38 million and an income tax payable to New York Life of $38 million, respectively.

     The Company's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 50% of the reinsurance ceded at December 31, 2003.

     The Company has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $171 million, $81 million and $2 million at December 31, 2003, 2002 and 2001, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with all counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. The Company does not have any fair value hedges at December 31, 2003 and 2002. The Company will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised;
(iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available for sale securities. During 2003 and 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

of forecasted transactions as of December 31, 2003 and 2002. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2003 and 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million and $7 million, respectively.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). No hedging transactions were discontinued for the years ended December 31, 2003 and 2002 due to hedge ineffectiveness.

     The Company has derivative instruments that do not qualify for hedge accounting treatment. These derivatives include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses).

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2003 and 2002, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, employment and benefits and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $1,424 million and $1,318 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2003 and 2002, the Company recorded cash collateral received under these agreements of $1,474 million and $1,350 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2003 of $155 million ($799 million at December 31,
2002) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $559 million, $537 million and $458 million for the years ended December 31, 2003, 2002 and 2001, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $27 million for its share of the net periodic post-retirement benefits expense in 2003 ($13 million and $10 million in 2002 and 2001, respectively) and a benefit of $(2) million in 2003 ($(2) million in 2002 and $(6) million in 2001) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2003, 2002 and 2001, the total cost for these services amounted to $22 million, $28 million and $16 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

NYLIM for the years ended December 31, 2003, 2002 and 2001 of $9 million, $9 million and $8 million, respectively.

     At December 31, 2003 and 2002, the Company had a net liability of $186 million and $166 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.46% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2003 and 2002 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,306 million and $2,958 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2003 and 2002 the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $89 million, $71 million and $126 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2003 and December 31, 2002.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2003 and December 31, 2002. Interest expense for 2003, 2002 and 2001 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2003, the Company had recorded a receivable from MCF included in other assets of $23 million. During 2003, the Company received interest payments from MCF totaling less than $1 million.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                           2003    2002
                                                           ----    ----
Amounts recoverable from reinsurers                        $716    $633
Premiums ceded                                              171      74
Benefits ceded                                               38      13

     The Company received capital contributions of $500 million and $130 million in 2003 and 2002, respectively, from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of funding certain New York Life employee benefits. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, the Company recorded liabilities of approximately $1,133 million and $1,023 million, respectively, which are included in policyholder account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to a Voluntary Employees' Beneficiary Association (VEBA) trust, a trust formed for the benefit of New York Life's retired employees. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, policyholder account balances and separate account liabilities related to these policies aggregated $252 million and $219 million, respectively.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $173 million, $30 million, and $20 million during 2003, 2002 and 2001, respectively.

     Total interest paid was $10 million, $7 million and $21 million during 2003, 2002 and 2001, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2003 and 2002, statutory stockholder's equity was $1,882 million and $1,404 million, respectively. Statutory net income/(loss) for the years ended December 31, 2003, 2002 and 2001 was $20 million, $(95) million and $(83) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $447 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $186 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
New York NY
February 6, 2004

                        MAINSTAY ACCESS VARIABLE ANNUITY
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

Supplement Dated May 1, 2004 to Prospectus Dated May 1, 2002 as Supplemented on
                                  May 1, 2003

     This supplement amends the May 1, 2002 Prospectus as supplemented on May 1, 2003 for the MainStay Access Variable Annuity policies ("policies"). Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by the MainStay Access Variable Annuity Prospectus for the policies dated May 1, 2002 and its supplement dated May 1, 2003. The terms we use in this supplement have the same meanings as in the Prospectus for the policies.

     Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among a Fixed Account, a Fixed Account option specifically for the Dollar Cost Averaging Advantage Plan and up to 18 of the 35 variable investment divisions listed below.

     Replace all references to the Investment Division names throughout the prospectus with the following:

  -    MainStay VP Bond -- Initial Class
  -    MainStay VP Capital Appreciation -- Initial Class
  -    MainStay VP Cash Management
  -    MainStay VP Common Stock -- Initial Class
       (formerly MainStay VP Growth Equity)
  -    MainStay VP Convertible -- Initial Class
  -    MainStay VP Government -- Initial Class
  -    MainStay VP High Yield Corporate Bond -- Initial
       Class
  -    MainStay VP International Equity -- Initial Class
  -    MainStay VP Mid Cap Core -- Service Class
  -    MainStay VP Mid Cap Growth -- Service Class
  -    MainStay VP Mid Cap Value -- Initial Class
       (formerly MainStay VP Equity Income)
  -    MainStay VP S&P 500 Index -- Initial Class
       (formerly MainStay VP Indexed Equity)
  -    MainStay VP Small Cap Growth -- Initial Class
  -    MainStay VP Total Return -- Initial Class
  -    MainStay VP Value -- Initial Class
  -    MainStay VP American Century Income & Growth --
       Initial Class
  -    MainStay VP Dreyfus Large Company Value -- Initial
       Class
  -    MainStay VP Eagle Asset Management Growth
       Equity -- Initial Class
  -    MainStay VP Lord Abbett Developing Growth --
       Initial Class
  -    Alger American Small Capitalization -- Class O
       Shares
  -    Calvert Social Balanced
  -    Dreyfus IP Technology Growth -- Initial Shares
  -    Fidelity(R) VIP Contrafund(R) -- Initial Class
  -    Fidelity(R) VIP Equity-Income -- Initial Class
  -    Fidelity(R) VIP Mid Cap -- Service Class 2
  -    Janus Aspen Series Balanced -- Institutional
       Shares
  -    Janus Aspen Series Worldwide Growth --
       Institutional Shares
  -    MFS(R) Investors Trust Series -- Initial Class
  -    MFS(R) Research Series -- Initial Class
  -    MFS(R) Utilities Series -- Initial Class
  -    Neuberger Berman AMT MidCap Growth -- Class I
  -    T. Rowe Price Equity Income Portfolio-1
  -    Van Eck Worldwide Hard Assets
  -    Van Kampen UIF Emerging Markets Equity -- Class I
  -    Victory VIF Diversified Stock -- Class A Shares

     On page 1 in the fourth paragraph, add "the Neuberger Berman Advisors Management Trust" and "Victory Variable Insurance Funds."

     On page 1, in the fifth paragraph, replace "May 1, 2003" with "May 1, 2004."

     On page 3, add the following definition: NYLIAC, WE, OUR OR US -- New York Life Insurance and Annuity Corporation.

     On pages 4-6, replace the "FEE TABLE" with the following:

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          None
 (as a % of amount withdrawn)
 Transfer Fee                                              Current and Guaranteed Maximum: $30 per transfer for
                                                           each transfer over 12 in a Policy Year

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
                         CHARGE                            AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              $40 per policy for policies with less than $50,000
                                                           Accumulation Value
 Separate Account Annual Expenses                          Current and Guaranteed Maximum: 1.55% (annualized) of
                                                           the daily average Variable Accumulation Value,
                                                           including mortality and expense risk and administrative
                                                           fees.
 Optional Rider
   - Enhanced Beneficiary Benefit Rider Charge             Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1% (annualized) of the Policy's
                                                           Accumulation Value, deducted on a quarterly basis.

On pages 4-6, change the date of the first sentence in the paragraph after the table entitled "Periodic Charges Other than Fund Company Charges" to "December 31, 2003."

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                -------------------------------
                                                                   MINIMUM          MAXIMUM
  ---------------------------------------------------------------------------------------------
  Expenses that are deducted from the Investment Division            0.39%            1.87%
    assets, including management fees, 12b-1 fees,
    administration fees, and other expenses*

     On page 7, update the "EXAMPLES" table as follows:

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without EBB Rider                                            $248.89   $  765.93   $1,309.77   $2,724.76
with EBB Rider                                               $279.07   $  856.20   $1,459.59   $3,091.06
MAINSTAY VP CAPITAL APPRECIATION--INITIAL CLASS
without EBB Rider                                            $258.95   $  796.08   $1,359.93   $2,821.94
with EBB Rider                                               $289.09   $  886.05   $1,508.94   $3,187.14
MAINSTAY VP CASH MANAGEMENT
without EBB Rider                                            $249.89   $  768.97   $1,314.84   $2,734.55
with EBB Rider                                               $280.07   $  859.19   $1,464.54   $3,100.71
MAINSTAY VP COMMON STOCK--INITIAL CLASS
without EBB Rider                                            $246.88   $  759.92   $1,299.76   $2,705.23
with EBB Rider                                               $277.06   $  850.19   $1,449.68   $3,071.68
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without EBB Rider                                            $261.96   $  805.12   $1,374.93   $2,850.91
with EBB Rider                                               $292.10   $  894.98   $1,523.68   $3,215.78
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without EBB Rider                                            $253.93   $  781.02   $1,334.90   $2,773.49
with EBB Rider                                               $284.08   $  871.14   $1,484.30   $3,139.22
MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS
without EBB Rider                                            $254.93   $  784.04   $1,339.93   $2,783.22
with EBB Rider                                               $285.09   $  874.12   $1,489.24   $3,148.85
MAINSTAY VP INTERNATIONAL EQUITY--INITIAL CLASS
without EBB Rider                                            $302.11   $  924.71   $1,572.70   $3,228.36
with EBB Rider                                               $332.11   $1,013.50   $1,718.38   $3,588.89
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without EBB Rider                                            $338.12   $1,031.22   $1,747.37   $3,554.81
with EBB Rider                                               $368.03   $1,119.01   $1,890.35   $3,911.27
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without EBB Rider                                            $317.13   $  969.23   $1,645.85   $3,365.85
with EBB Rider                                               $347.09   $1,057.60   $1,790.41   $3,724.74
MAINSTAY VP MID CAP VALUE--INITIAL CLASS
without EBB Rider                                            $279.03   $  856.09   $1,459.43   $3,013.18
with EBB Rider                                               $309.12   $  945.51   $1,606.91   $3,376.33
MAINSTAY VP S&P 500--INITIAL CLASS
without EBB Rider                                            $233.80   $  720.59   $1,234.14   $2,577.14
with EBB Rider                                               $264.01   $  811.24   $1,385.10   $2,944.96
MAINSTAY VP SMALL CAP GROWTH--INITIAL CLASS
without EBB Rider                                            $316.13   $  966.28   $1,641.01   $3,356.76
with EBB Rider                                               $346.09   $1,054.68   $1,785.65   $3,715.76
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without EBB Rider                                            $255.92   $  787.06   $1,344.93   $2,792.93
with EBB Rider                                               $286.09   $  877.11   $1,494.18   $3,158.46
MAINSTAY VP VALUE--INITIAL CLASS
without EBB Rider                                            $260.96   $  802.11   $1,369.93   $2,841.24
with EBB Rider                                               $291.10   $  892.01   $1,518.79   $3,206.26
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--INITIAL CLASS
without EBB Rider                                            $289.07   $  886.00   $1,508.86   $3,107.39
with EBB Rider                                               $319.12   $  975.14   $1,655.56   $3,469.39
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--INITIAL CLASS
without EBB Rider                                            $294.10   $  900.92   $1,533.46   $3,154.10
with EBB Rider                                               $324.12   $  989.90   $1,679.76   $3,515.54
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--INITIAL
  CLASS
without EBB Rider                                            $278.03   $  853.11   $1,454.52   $3,003.75
with EBB Rider                                               $308.11   $  942.55   $1,602.04   $3,366.97

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--INITIAL CLASS
without EBB Rider                                            $314.14   $  960.35   $1,631.27   $3,338.54
with EBB Rider                                               $344.10   $1,048.80   $1,776.05   $3,697.76
ALGER AMERICAN SMALL CAPITALIZATION--CLASS O SHARES
without EBB Rider                                            $292.09   $  894.95   $1,523.63   $3,135.46
with EBB Rider                                               $322.12   $  984.01   $1,670.09   $3,497.13
CALVERT SOCIAL BALANCED
without EBB Rider                                            $288.07   $  883.00   $1,503.91   $3,098.00
with EBB Rider                                               $318.13   $  972.17   $1,650.69   $3,460.15
DREYFUS IP TECHNOLOGY GROWTH--INITIAL SHARES
without EBB Rider                                            $283.05   $  868.07   $1,479.22   $3,050.98
with EBB Rider                                               $313.12   $  957.37   $1,626.38   $3,413.67
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL CLASS
without EBB Rider                                            $261.96   $  805.12   $1,374.93   $2,850.91
with EBB Rider                                               $292.10   $  894.98   $1,523.68   $3,215.78
FIDELITY(R) VIP EQUITY-INCOME--INITIAL CLASS
without EBB Rider                                            $251.92   $  775.00   $1,324.87   $2,754.05
with EBB Rider                                               $282.07   $  865.16   $1,474.43   $3,120.00
FIDELITY(R) VIP MIDCAP--SERVICE CLASS 2
without EBB Rider                                            $261.96   $  805.12   $1,374.93   $2,850.91
with EBB Rider                                               $292.10   $  894.98   $1,523.68   $3,215.78
JANUS ASPEN SERIES BALANCED--INSTITUTIONAL SHARES
without EBB Rider                                            $265.98   $  817.12   $1,394.87   $2,889.32
with EBB Rider                                               $296.10   $  906.90   $1,543.33   $3,253.81
JANUS ASPEN SERIES WORLDWIDE GROWTH--INSTITUTIONAL SHARES
without EBB Rider                                            $282.05   $  865.07   $1,474.31   $3,041.57
with EBB Rider                                               $312.12   $  954.41   $1,621.53   $3,404.36
MFS(R) INVESTORS TRUST SERIES--INITIAL CLASS
without EBB Rider                                            $283.05   $  868.07   $1,479.22   $3,050.98
with EBB Rider                                               $313.12   $  957.37   $1,626.38   $3,413.67
MFS(R) RESEARCH SERIES--INITIAL CLASS
without EBB Rider                                            $280.05   $  859.10   $1,464.41   $3,022.69
with EBB Rider                                               $310.13   $  948.50   $1,611.82   $3,385.72
MFS(R) UTILITIES SERIES--INITIAL CLASS
without EBB Rider                                            $318.14   $  972.20   $1,650.72   $3,374.95
with EBB Rider                                               $348.09   $1,060.52   $1,795.19   $3,733.70
NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS I
without EBB Rider                                            $382.04   $1,159.93   $1,956.63   $3,937.42
with EBB Rider                                               $411.80   $1,246.54   $2,096.34   $4,288.60
T. ROWE PRICE EQUITY INCOME PORTFOLIO--I
without EBB Rider                                            $287.07   $  880.02   $1,498.99   $3,088.63
with EBB Rider                                               $317.13   $  969.23   $1,645.85   $3,450.87
VAN ECK WORLDWIDE HARD ASSETS
without EBB Rider                                            $283.05   $  868.07   $1,479.22   $3,050.98
with EBB Rider                                               $313.12   $  957.37   $1,626.38   $3,413.67
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS I
without EBB Rider                                            $290.07   $  888.96   $1,513.75   $3,116.73
with EBB Rider                                               $320.12   $  978.10   $1,660.40   $3,478.63
VICTORY VIF DIVERSIFIED STOCK--CLASS A SHARES
without EBB Rider                                            $363.11   $1,104.56   $1,866.84   $3,744.38
with EBB Rider                                               $392.93   $1,191.67   $2,007.94   $4,127.85

     On page 8, replace the response to Question 2 with the following:

          (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

             (i) SEPARATE ACCOUNT

               The Separate Account has 69 Investment Divisions, 35 of which are currently available under this policy. They are listed as the currently available investment divisions on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the

          Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

             (ii) FIXED ACCOUNT

               Each premium payment, or the portion of any premium payment, you allocate to the Fixed Account will reflect a guaranteed interest rate. (See "The Fixed Account.")

     On page 10, delete Question 14 in its entirety.

     On pages 12 and 13, delete the "Average Annual Total Return" chart.

     On page 14, update the paragraph under the section entitled "FINANCIAL STATEMENTS" with the following:

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, N.Y. 10036.

     On page 15, update the chart entitled "CONDENSED FINANCIAL INFORMATION" with the following:

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. Values and units shown are for full year periods beginning January 1* except where indicated.

                                                                        MAINSTAY VP
                                                                  CAPITAL APPRECIATION --
                           MAINSTAY VP BOND -- INITIAL CLASS           INITIAL CLASS                MAINSTAY VP CASH MANAGEMENT
                           ---------------------------------   ------------------------------   -----------------------------------
                            2003     2002     2001     2000    2003    2002    2001     2000     2003     2002      2001      2000
                           ------   ------   ------   ------   -----   -----   -----   ------   ------   -------   -------   ------
Accumulation Unit value
 (beginning of period)...  $12.32   $11.43   $10.62   $10.00   $4.88   $7.17   $9.48   $10.00   $ 1.05   $  1.05   $  1.03   $ 1.00
Accumulation Unit value
 (end of period).........  $12.68   $12.32   $11.43   $10.62   $6.11   $4.88   $7.17   $ 9.48   $ 1.04   $  1.05   $  1.05   $ 1.03
Number of units
 outstanding (in 000s)
 (end of period).........     121      170       96       16     160     174     186      123    3,657    25,991    15,454    4,074

                                    MAINSTAY VP
                                  COMMON STOCK --
                                   INITIAL CLASS
                           ------------------------------
                           2003    2002    2001     2000
                           -----   -----   -----   ------
Accumulation Unit value
 (beginning of period)...  $5.71   $7.65   $9.37   $10.00
Accumulation Unit value
 (end of period).........  $7.10   $5.71   $7.65   $ 9.37
Number of units
 outstanding (in 000s)
 (end of period).........    152     219     230      139

                                                                                                           MAINSTAY VP
                             MAINSTAY VP CONVERTIBLE --          MAINSTAY VP GOVERNMENT --        HIGH YIELD CORPORATE BOND --
                                    INITIAL CLASS                      INITIAL CLASS                      INITIAL CLASS
                           -------------------------------   ---------------------------------   -------------------------------
                           2003    2002     2001     2000     2003     2002     2001     2000     2003    2002    2001     2000
                           -----   -----   ------   ------   ------   ------   ------   ------   ------   -----   -----   ------
Accumulation Unit value
 (beginning of period)...  $7.89   $8.71   $ 9.04   $10.00   $12.04   $11.13   $10.60   $10.00   $ 9.65   $9.60   $9.29   $10.00
Accumulation Unit value
 (end of period).........  $9.50   $7.89   $ 8.71   $ 9.04   $12.07   $12.04   $11.13   $10.60   $12.95   $9.65   $9.60   $ 9.29
Number of units
 outstanding
 (in 000s) (end of
 period).................    168     209      199      150      162      287      128       27      375     255     149       85

                                      MAINSTAY VP
                            INTERNATIONAL EQUITY -- INITIAL
                                         CLASS
                           ----------------------------------
                            2003     2002     2001     2000
                           ------   ------   ------   -------
Accumulation Unit value
 (beginning of period)...  $7.45    $7.92    $9.35    $10.00
Accumulation Unit value
 (end of period).........  $9.54    $7.45    $7.92    $ 9.35
Number of units
 outstanding
 (in 000s) (end of
 period).................     45       34       32        18

                                 MAINSTAY VP
                               MID CAP VALUE --                MAINSTAY VP              MAINSTAY VP SMALL CAP
                                INITIAL CLASS         S&P 500 INDEX -- INITIAL CLASS   GROWTH -- INITIAL CLASS
                           ------------------------   ------------------------------   -----------------------
                            2003    2002    2001(A)   2003    2002    2001     2000    2003    2002    2001(A)
                           ------   -----   -------   -----   -----   -----   ------   -----   -----   -------
Accumulation Unit value
 (beginning of period)     $ 8.23   $9.78   $10.00    $6.23   $8.14   $9.40   $10.00   $7.07   $9.76   $10.00
Accumulation Unit value
 (end of period)           $10.45   $8.23   $ 9.78    $7.87   $6.23   $8.14   $ 9.40   $9.86   $7.07   $ 9.76
Number of units
 outstanding
 (in 000s) (end of
 period)                       65      67       11      227     250     224      135      43      38       28


                                    MAINSTAY VP
                           TOTAL RETURN -- INITIAL CLASS
                           ------------------------------
                           2003    2002    2001     2000
                           -----   -----   -----   ------
Accumulation Unit value
 (beginning of period)     $6.64   $8.09   $9.20   $10.00
Accumulation Unit value
 (end of period)           $7.83   $6.64   $8.09   $ 9.20
Number of units
 outstanding
 (in 000s) (end of
 period)                     242     278     302      297

                                                                    MAINSTAY VP AMERICAN
                             MAINSTAY VP VALUE -- INITIAL            CENTURY INCOME AND            MAINSTAY VP DREYFUS LARGE
                                         CLASS                    GROWTH -- INITIAL CLASS       COMPANY VALUE -- INITIAL CLASS
                           ---------------------------------   ------------------------------   -------------------------------
                            2003     2002     2001     2000    2003    2002    2001     2000    2003    2002     2001     2000
                           ------   ------   ------   ------   -----   -----   -----   ------   -----   -----   ------   ------
Accumulation Unit value
 (beginning of period)     $ 8.49   $10.92   $11.04   $10.00.. $6.57   $8.29   $9.21   $10.00   $7.49   $9.86   $10.49   $10.00
Accumulation Unit value
 (end of period)           $10.64   $ 8.49   $10.92   $11.04.. $8.33   $6.57   $8.29   $ 9.21   $9.43   $7.49   $ 9.86   $10.49
Number of units
 outstanding
 (in 000s) (end of
 period)                      101      106       73   22....      37      32       9       17      40      41       34       17

                               MAINSTAY VP EAGLE ASSET
                             MANAGEMENT GROWTH EQUITY --
                                    INITIAL CLASS
                           --------------------------------
                           2003     2002     2001     2000
                           -----   ------   ------   ------
Accumulation Unit value
 (beginning of period)     $5.52   $ 7.81   $ 9.51   $10.00
Accumulation Unit value
 (end of period)           $6.96   $ 5.52   $ 7.81   $ 9.51
Number of units
 outstanding
 (in 000s) (end of
 period)                      91       87       69       55

                               MAINSTAY VP LORD ABBETT            ALGER AMERICAN SMALL
                            DEVELOPING GROWTH -- INITIAL            CAPITALIZATION --
                                        CLASS                        CLASS O SHARES                 CALVERT SOCIAL BALANCED
                           -------------------------------   -------------------------------   ----------------------------------
                           2003    2002     2001     2000    2003    2002     2001     2000     2003     2002     2001      2000
                           -----   -----   ------   ------   -----   -----   ------   ------   ------   ------   -------   ------
Accumulation Unit value
 (beginning of period)     $5.83   $8.33   $ 9.13   $10.00   $4.31   $5.94   $ 8.56   $10.00.. $ 7.42   $ 8.57   $ 9.36    $10.00
Accumulation Unit value
 (end of period)           $7.95   $5.83   $ 8.33   $ 9.13   $6.05   $4.31   $ 5.94   $8.56..  $ 8.71   $ 7.42   $ 8.57    $ 9.36
Number of units
 outstanding
 (in 000s) (end of
 period)                      28      19        6        9      69      97       87   69....       14       15       11        11


                             DREYFUS IP TECHNOLOGY
                           GROWTH -- INITIAL SHARES
                           -------------------------
                            2003     2002    2001(A)
                           ------   ------   -------
Accumulation Unit value
 (beginning of period)     $ 7.18   $12.03   $10.00
Accumulation Unit value
 (end of period)           $10.67   $ 7.18   $12.03
Number of units
 outstanding
 (in 000s) (end of
 period)                       17       22        2

                                                                        FIDELITY(R) VIP
                            FIDELITY(R) VIP CONTRAFUND(R) --            EQUITY-INCOME --           FIDELITY(R) VIP
                                     INITIAL CLASS                       INITIAL CLASS                MIDCAP --
                           ----------------------------------   --------------------------------   SERVICE CLASS 2
                            2003     2002     2001     2000      2003    2002     2001     2000        2003(B)
                           ------   ------   ------   -------   ------   -----   ------   ------   ---------------
Accumulation Unit value
 (beginning of period)...  $7.66    $8.58    $9.93    $10.00    $ 8.15   $9.97   $10.65   $10.00       $10.00
Accumulation Unit value
 (end of period).........  $9.69    $7.66    $8.58    $ 9.93    $10.46   $8.15   $ 9.97   $10.65       $10.17
Number of units
 outstanding
 (in 000s) (end of
 period).................    136      128      103        46        84      77       53       27           --


                            JANUS ASPEN SERIES BALANCED --
                                 INSTITUTIONAL SHARES
                           --------------------------------
                           2003     2002     2001     2000
                           -----   ------   ------   ------
Accumulation Unit value
 (beginning of period)...  $8.85   $ 9.61   $10.24   $10.00
Accumulation Unit value
 (end of period).........  $9.94   $ 8.85   $ 9.61   $10.24
Number of units
 outstanding
 (in 000s) (end of
 period).................    264      283      264      160

                            JANUS ASPEN SERIES WORLDWIDE        MFS(R) INVESTORS TRUST         MFS(R) RESEARCH SERIES --
                           GROWTH -- INSTITUTIONAL SHARES      SERIES -- INITIAL CLASS               INITIAL CLASS
                           ------------------------------   ------------------------------   ------------------------------
                           2003    2002    2001     2000    2003    2002    2001     2000    2003    2002    2001     2000
                           -----   -----   -----   ------   -----   -----   -----   ------   -----   -----   -----   ------
Accumulation Unit value
 (beginning of period)...  $5.13   $7.00   $9.16   $10.00   $6.28   $8.07   $9.75   $10.00   $5.10   $6.87   $8.86   $10.00
Accumulation Unit value
 (end of period).........  $6.27   $5.13   $7.00   $ 9.16   $7.55   $6.28   $8.07   $ 9.75   $6.27   $5.10   $6.87   $ 8.86
Number of units
 outstanding
 (in 000s) (end of
 period).................    181     199     159      127      45      41      29       11      49      53      55       66

                            MFS(R) UTILITIES SERIES --
                                  INITIAL CLASS
                           ----------------------------
                            2003      2002     2001(A)
                           -------   -------   --------
Accumulation Unit value
 (beginning of period)...  $ 7.93    $10.43     $10.00
Accumulation Unit value
 (end of period).........  $10.62    $ 7.93     $10.43
Number of units
 outstanding
 (in 000s) (end of
 period).................       2         1          0

                             NEUBERGER BERMAN AMT        T. ROWE PRICE EQUITY INCOME             VAN ECK WORLDWIDE
                                MIDCAP GROWTH                     PORTFOLIO                         HARD ASSETS
                           ------------------------   ---------------------------------   --------------------------------
                            2003    2002    2001(A)    2003     2002     2001     2000     2003    2002     2001     2000
                           ------   -----   -------   ------   ------   ------   ------   ------   -----   ------   ------
Accumulation Unit value
 (beginning of period)...  $ 6.94   $9.98   $10.00    $ 9.47   $11.07   $11.08   $10.00   $ 8.83   $9.24   $10.48   $10.00
Accumulation Unit value
 (end of period).........  $ 8.75   $6.94   $ 9.98    $11.70   $ 9.47   $11.07   $11.08   $12.62   $8.83   $ 9.24   $10.48
Number of units
 outstanding
 (in 000s) (end of
 period).................       8       4        0       130      110       81       13       15       6        3        2

                              VAN KAMPEN UIF EMERGING
                             MARKETS EQUITY -- CLASS I
                           ------------------------------
                           2003    2002    2001     2000
                           -----   -----   -----   ------
Accumulation Unit value
 (beginning of period)...  $5.12   $5.72   $6.21   $10.00
Accumulation Unit value
 (end of period).........  $7.55   $5.12   $5.72   $ 6.21
Number of units
 outstanding
 (in 000s) (end of
 period).................     92      21   1,019        6

------------
 *  The policies were first offered on March 13, 2000.

(a) For the period July 2, 2001 (commencement of operations) through December 31, 2001.

(b) For the period September 5, 2003 (commencement of operations) through December 31, 2003.

     On page 17, in the second paragraph, replace the second sentence with "NYLIAC held assets of $52.1 billion at the end of 2003."

     On page 18, replace the chart with the following:
--------------------------------------------------------------------------------


FUND                                   INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                       -                                   -
MainStay VP Series Fund, Inc.          New York Life Investment            MainStay VP Bond -- Initial Class
                                       Management LLC                      MainStay VP Capital Appreciation -- Initial Class
                                                                           MainStay VP Cash Management
                                                                           MainStay VP Common Stock -- Initial Class
                                                                           MainStay VP Convertible -- Initial Class
                                                                           MainStay VP Government -- Initial Class
                                                                           MainStay VP High Yield Corporate Bond --
                                                                             Initial Class
                                                                           MainStay VP International Equity -- Initial Class
                                                                           MainStay VP Mid Cap Core -- Service Class
                                                                           MainStay VP Mid Cap Growth -- Service Class
                                                                           MainStay VP Mid Cap Value -- Initial Class
                                                                           MainStay VP S&P 500 Index -- Initial Class
                                                                           MainStay VP Small Cap Growth -- Initial Class
                                                                           MainStay VP Total Return -- Initial Class
                                                                           MainStay VP Value -- Initial Class
                                                                           MainStay VP American Century Income & Growth --
                                                                             Initial Class
                                                                           MainStay VP Dreyfus Large Company Value --
                                                                             Initial Class
                                                                           MainStay VP Eagle Asset Management Growth
                                                                             Equity -- Initial Class
                                                                           MainStay VP Lord Abbett Developing Growth --
                                                                             Initial Class
-----------------------------------------------------------------------------------------------------------------------------
The Alger American Fund                Fred Alger Management, Inc.         Alger American Small Capitalization -- Class O
                                                                           Shares
-----------------------------------------------------------------------------------------------------------------------------
Calvert Variable Series, Inc.          Calvert Asset Management Company,   Calvert Social Balanced
                                       Inc.
-----------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios          The Dreyfus Corporation             Dreyfus IP Technology Growth -- Initial Shares
-----------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products   Fidelity Management and Research    Fidelity(R) VIP Contrafund(R) -- Initial Class
Fund                                   Company                             Fidelity(R) VIP Equity-Income -- Initial Class
                                                                           Fidelity(R) MidCap -- Service Class 2
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series                     Janus Capital Management LLC        Janus Aspen Series Balanced -- Institutional
                                                                           Shares
                                                                           Janus Aspen Series Worldwide Growth --
                                                                             Institutional Shares
-----------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust(SM)    MFS(R) Investment Management        MFS(R) Investors Trust Series -- Initial Class
                                                                           MFS(R) Research Series -- Initial Class
                                                                           MFS(R) Utilities Series -- Initial Class
-----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisors Management   Neuberger Berman Management Inc.    Neuberger Berman AMT MidCap Growth -- Class I
Trust
-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.      T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income Portfolio -- I
-----------------------------------------------------------------------------------------------------------------------------
The Universal Institutional Funds,     Van Kampen                          Van Kampen UIF Emerging Markets Equity -- Class I
Inc.
-----------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust      Van Eck Associates Corporation      Van Eck Worldwide Hard Assets
-----------------------------------------------------------------------------------------------------------------------------
Victory Variable Insurance Funds       Victory Capital Management Inc.     Victory VIP Diversified Stock -- Class A Shares

     On page 22, delete the language under the section entitled "Transfers" and replace it with the following:

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the Fixed Account at least 30 days before the Annuity Commencement Date. You may not make transfers into the Defined Contribution Advantage Plan Account. Transfers made from the Defined Contribution Account to the Investment Divisions are subject to different limitations. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging and Automatic Asset Reallocation options, and the Defined Contribution Plan, the minimum amount that you may transfer from an Investment Division is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Reallocation and the Defined Contribution Plan, if the value of the remaining Accumulation Units in an Investment Division or Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

     NYLIAC reserves the right to charge up to $30 per transfer for each transfer over 12 in any one Policy Year, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Relocation and the Defined Contribution Plan will not count as a transfer toward the 12 transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in certain other situations. (See "THE FIXED ACCOUNT.")

     Your transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "PROCEDURES FOR TELEPHONE TRANSACTIONS.") We will make transfers from Investment Divisions based on the Accumulation Unit Values at the end of the Business Day on which we receive the transfer request. (See "DELAY OF PAYMENTS.") Generally, faxed requests for transfers are not acceptable and will not be honored. In certain limited circumstances, however, we permit certain broker-dealers, Registered Representatives, or investment advisors ("third parties") to make transfers on behalf of certain policyowners and to make such transfers by fax transmission. Permitting faxed transfer requests under these circumstances facilitates our ability to monitor transfer activity for the affected policies. However, the transfer parameters and the policies and procedures discussed above and below apply to faxed transfer requests made by such third parties in the same manner as they apply to transfer requests made directly by policyowners.

     On page 22, amend the section entitled "(a) Limits on Transfers" with the following:

     (a) Limits on Transfers.

     This policy is not designed as a vehicle for market timing. Accordingly, your right to transfer under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that right may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer right could be applied to transfers to or from some or all of the Investment Divisions. We may, for example:

     - reject a transfer request from you or from any person acting on your behalf
     - restrict the method of making a transfer
     - impose redemption fees on short-term trading
     - limit the dollar amount of each transfer.

     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Division on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will require that all subsequent transfer requests for your policy(ies) be made through the U.S. mail or an overnight courier, and not through the telephone, our web site or our Service Center representatives. We will provide you with written notice when we take this action.

     Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. We will provide you with written notice of any transfer request not accepted by the Fund.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful effects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:

     - increased administrative expenses,
     - portfolio management decisions driven by the need to maintain higher than normal liquidity or
     - dilution of the interests of long-term investors.

     On page 23, in the second paragraph under "Dollar Cost Averaging," change "MainStay VP Growth Equity" to "MainStay VP Common Stock."

     On page 24, under "Dollar Cost Averaging Program" and "Automatic Asset Reallocation" replace $5,000 with $2,500.

     On page 25, replace the fourth paragraph under "(a) Enhanced Beneficiary Benefit Rider (optional)" and replace it with the following:

     WHEN YOU SELECT THE EBB RIDER, THE APPLICABLE PERCENTAGE WILL APPEAR ON YOUR POLICY DATA PAGE. THE APPLICABLE PERCENTAGE OF THE POLICY WILL NOT CHANGE ONCE THE POLICY IS ISSUED. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR DETAILS.

     On page 27, delete the paragraph under "Records and Reports" and replace it with the following:

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. IT IS IMPORTANT THAT YOUR CONFIRMATION AND QUARTERLY STATEMENTS BE REVIEWED IMMEDIATELY TO ENSURE THAT THERE ARE NO ERRORS. IN ORDER TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT.

     On page 28, delete the first two sentences under "Transfer Fees" and replace them with the following:

     NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers in any one Policy Year, subject to state insurance law requirements.

     On pages 33 through 35, under "Federal Tax Matters -- Introduction", replace the text with the following:

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408, or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under Section 401(a) and from qualified annuities and Tax Sheltered Annuities under Section 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, (3) received in substantially equal installments paid at least annually as a life annuity, or (4) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

          Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

     On page 36, replace the language under "Distributor of the Policies" with the following:

     NYLIFE Distributors LLC ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. NYLIFE Distributors has entered into selling agreements with unaffiliated broker-dealers for the sale of the policies ("selling firms"). We pay sales commissions to selling firms, a portion of which is then paid to registered representatives. The maximum commissions payable for policy sales by selling firms is 7% of premium payments. Some selling firms may elect to receive a lower commission when a premium payment is made along with quarterly payments based on policy cash value for so long as the policy remains in effect. Selling firms may be required to return first year commission if the policy is not continued through the first policy year.

     In addition, we may pay certain selling firms compensation for: (1) "preferred product" treatment of the policies in their marketing programs, which may include enhanced marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. The amount of compensation paid to any selling firm may vary depending on the aggregate cash values of the policies sold by such firm. The amount paid for all MainStay variable annuities during 2003 to such selling firms under such arrangements was ..12% of premium received on all MainStay variable annuities, equivalent to $12. on a $10,000 premium payment. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Compensation paid to the selling firms is designed to encourage the sale of MainStay variable annuities by such selling firms.

     Lastly, commissions or overrides may also be paid to unaffiliated broker-dealers providing wholesaling services such as sales support and training for sales representatives who sell the policies.

     Commissions and other payments described above are not charged directly to policyowners or to the separate account. We intend to recoup these amounts over time from revenues generated under the policies.

     On page 37, the Table of Contents for the Statement of Additional Information (SAI), change the date reference to May 1, 2004.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2004
                                      FOR

                        MAINSTAY ACCESS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the MainStay Access Variable Annuity Prospectus dated May 1, 2002 and the Prospectus Supplements dated May 1, 2003 and May 1, 2004. You should read the SAI in conjunction with the MainStay Access Variable Annuity Prospectus and Supplements. You may obtain a copy of the Supplemented Prospectus by calling MainStay Annuities at 800-762-6212 or writing to MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686. Terms used but not defined in this SAI have the same meaning as in the May 1, 2002 MainStay Access Variable Annuity Prospectus, as supplemented on May 1, 2003 and May 1, 2004.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
     Valuation of Accumulation Units........................    2
ANNUITY PAYMENTS............................................    2
GENERAL MATTERS.............................................    2
FEDERAL TAX MATTERS.........................................    3
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................    3
     Tax Status of the Policies.............................    3
DISTRIBUTOR OF THE POLICIES.................................    4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    4
STATE REGULATION............................................    4
RECORDS AND REPORTS.........................................    4
LEGAL PROCEEDINGS...........................................    4
FINANCIAL STATEMENTS........................................    5
OTHER INFORMATION...........................................    5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                   (a/b) - c

Where: a = the result of:

          (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

         b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

         c = a factor representing the charge deducted from the applicable
             Investment Division on a daily basis. Such factor is equal to 1.55% (annualized) of the daily average Variable Accumulation Value. (See "Separate Account Charge" in the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments--Election of Income Payment Options" in the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made, unless required otherwise by state law.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General" in the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the

Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the Policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (Social Security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

            SERIES I POLICIES:               LifeStages(R) Variable Annuity
                                             LifeStages(R) Flexible Premium Variable
                                             Annuity
                                             MainStay Plus Variable Annuity

            SERIES II POLICIES:              LifeStages(R) Access Variable Annuity
                                             MainStay Access Variable Annuity

            SERIES III POLICIES:             LifeStages(R) Premium Plus Variable
                                             Annuity
                                             MainStay Premium Plus Variable Annuity
                                             AmSouth Premium Plus Variable Annuity

            SERIES IV POLICIES:              LifeStages(R) Essentials Variable Annuity
                                             MainStay Plus II Variable Annuity

            SERIES V POLICIES:               LifeStages(R) Select Variable Annuity
                                             MainStay Select Variable Annuity

            SERIES VI POLICIES:              LifeStages(R) Premium Plus II Variable
                                             Annuity
                                             MainStay Premium Plus II Variable Annuity
                                             AmSouth Premium Plus II Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003


                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                                  BOND--       APPRECIATION--        CASH
                                                              INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $281,491,655     $415,078,798     $240,252,733

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        975,985        1,377,139          850,799
    Administrative charges..................................         86,074          156,122           75,148
                                                               ------------     ------------     ------------
      Total net assets......................................   $280,429,596     $413,545,537     $239,326,786
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $196,826,934     $377,778,664     $163,924,962
    Series II Policies......................................      1,536,010          976,001        3,795,633
    Series III Policies.....................................     64,492,060       25,919,084       50,235,964
    Series IV Policies......................................     17,219,042        8,811,868       16,441,223
    Series V Policies.......................................        355,550           59,920        2,061,058
    Series VI Policies......................................             --               --        2,867,946
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $280,429,596     $413,545,537     $239,326,786
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      15.60     $      16.26     $       1.26
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      12.68     $       6.11     $       1.04
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      12.43     $       5.57     $       1.03
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      11.10     $       9.34     $       0.99
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      10.80     $      11.47     $       0.99
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $       0.99
                                                               ============     ============     ============
Identified Cost of Investment...............................   $284,161,133     $609,781,783     $240,260,046
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
     $225,571,667      $108,998,352      $250,740,814      $321,145,238       $781,539,107      $629,673,231      $ 49,420,626

          744,765           367,536           904,960         1,084,918          2,571,527         2,106,182           163,694
           70,535            29,738            78,826           116,546            252,333           221,589            14,731
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $224,756,367      $108,601,078      $249,757,028      $319,943,774       $778,715,247      $627,345,460      $ 49,242,201
     ============      ============      ============      ============       ============      ============      ============
     $169,401,723      $ 60,032,730      $169,700,725      $278,264,551       $617,550,735      $535,415,018      $ 34,845,056
        1,598,769           678,336         1,957,393         1,076,570          4,850,580         1,788,250           424,752
       41,468,924        30,860,627        59,898,565        31,600,772        118,929,937        70,811,691        10,624,757
       12,094,335        11,462,658        17,692,012         8,754,461         35,842,156        19,066,553         3,285,353
          192,616           301,990           508,333           247,420          1,541,839           263,948            62,283
               --                --                --                --                 --                --                --
               --         5,264,737                --                --                 --                --                --
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $224,756,367      $108,601,078      $249,757,028      $319,943,774       $778,715,247      $627,345,460      $ 49,242,201
     ============      ============      ============      ============       ============      ============      ============
     $      16.81      $      10.53      $      15.17      $      20.33       $      20.42      $      20.74      $      15.63
     ============      ============      ============      ============       ============      ============      ============
     $       9.50      $      10.45      $      12.07      $       7.10       $      12.95      $       7.87      $       9.54
     ============      ============      ============      ============       ============      ============      ============
     $       9.10      $      10.63      $      11.94      $       7.14       $      12.73      $       7.65      $       9.57
     ============      ============      ============      ============       ============      ============      ============
     $      11.17      $      10.29      $      10.78      $      10.07       $      12.99      $      10.37      $      11.30
     ============      ============      ============      ============       ============      ============      ============
     $      12.44      $      10.37      $      10.52      $      11.37       $      13.75      $      12.39      $      12.49
     ============      ============      ============      ============       ============      ============      ============
     $         --      $         --      $         --      $         --       $         --      $         --      $         --
     ============      ============      ============      ============       ============      ============      ============
     $228,463,133      $ 95,120,552      $257,542,935      $405,439,495       $754,934,893      $717,959,063      $ 41,642,306
     ============      ============      ============      ============       ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                  CORE--          GROWTH--         GROWTH--
                                                              INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                              -----------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 40,295,500     $ 60,695,252     $ 66,428,112

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        139,474          197,908          219,594
    Administrative charges..................................         11,431           15,767           18,035
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 40,144,595     $ 60,481,577     $ 66,190,483
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $ 20,056,137     $ 31,975,772     $ 35,348,343
    Series II Policies......................................        169,895          198,156          426,344
    Series III Policies.....................................     11,573,045       17,706,361       17,969,552
    Series IV Policies......................................      4,278,444        5,924,322        7,513,804
    Series V Policies.......................................         45,152          106,641          125,736
    Series VI Policies......................................             --               --               --
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........      4,021,922        4,570,325        4,806,704
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 40,144,595     $ 60,481,577     $ 66,190,483
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      10.73     $       9.14     $       9.61
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      11.57     $      11.68     $       9.86
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      11.13     $       9.32     $       9.56
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      10.88     $      10.01     $      10.35
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      12.90     $      14.50     $      11.55
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $ 33,451,207     $ 52,231,692     $ 54,980,971
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP        INCOME &           COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--          GROWTH--           VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
     $265,255,934      $252,411,214      $ 54,148,915      $ 49,770,097      $118,372,306      $ 33,087,455       $ 73,565,190

          871,156           848,719           182,966           168,488           393,173           112,893            255,876
           94,855            85,030            18,415            14,771            40,425            11,000             25,846
     ------------      ------------      ------------      ------------      ------------      ------------       ------------
     $264,289,923      $251,477,465      $ 53,947,534      $ 49,586,838      $117,938,708      $ 32,963,562       $ 73,283,468
     ============      ============      ============      ============      ============      ============       ============
     $233,916,898      $202,324,162      $ 44,045,243      $ 34,700,757      $ 97,271,033      $ 19,240,137       $60,347,28 1
        1,895,161         1,071,648           309,133           374,346           633,190           225,438            417,902
       21,510,490        36,810,977         7,574,438        11,629,940        16,376,702         5,666,582         10,454,791
        6,661,945        11,040,621         2,017,889         2,835,354         3,610,169         1,394,271          2,009,805
          305,429           230,057               831            46,441            47,614             8,299             53,689
               --                --                --                --                --                --                 --
               --                --                --                --                --         6,428,835                 --
     ------------      ------------      ------------      ------------      ------------      ------------       ------------
     $264,289,923      $251,477,465      $ 53,947,534      $ 49,586,838      $117,938,708      $ 32,963,562       $ 73,283,468
     ============      ============      ============      ============      ============      ============       ============
     $      17.01      $      18.22      $      10.07      $      10.18      $      12.44      $       8.30       $       8.63
     ============      ============      ============      ============      ============      ============       ============
     $       7.83      $      10.64      $       8.33      $       9.43      $       6.96      $       7.95       $       6.05
     ============      ============      ============      ============      ============      ============       ============
     $       7.50      $      10.17      $       8.17      $       9.31      $       5.95      $       7.99       $       5.61
     ============      ============      ============      ============      ============      ============       ============
     $      10.29      $       9.63      $      10.34      $      10.07      $       9.97      $      10.54       $      11.49
     ============      ============      ============      ============      ============      ============       ============
     $      11.67      $      10.43      $      11.44      $      13.28      $      12.08      $      13.13       $      13.52
     ============      ============      ============      ============      ============      ============       ============
     $         --      $         --      $         --      $         --      $         --      $         --       $         --
     ============      ============      ============      ============      ============      ============       ============
     $312,941,517      $256,545,046      $ 56,310,038      $ 48,379,852      $161,542,876      $ 34,556,127       $ 65,284,259
     ============      ============      ============      ============      ============      ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                 AMSOUTH          AMSOUTH          AMSOUTH
                                                                 ENHANCED      INTERNATIONAL      LARGE CAP
                                                               MARKET FUND      EQUITY FUND          FUND
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $  2,557,892     $    394,811     $  4,039,805

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................         10,142            1,502           16,183
    Administrative charges..................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  2,547,750     $    393,309     $  4,023,622
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $         --     $         --     $         --
    Series II Policies......................................             --               --               --
    Series III Policies.....................................      2,414,573          361,331        3,889,221
    Series IV Policies......................................             --               --               --
    Series V Policies.......................................             --               --               --
    Series VI Policies......................................        133,177           31,978          134,401
                                                               ------------     ------------     ------------
      Total net assets......................................   $  2,547,750     $    393,309     $  4,023,622
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       8.24     $      10.16     $       8.13
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $      11.29     $      12.59     $      10.99
                                                               ============     ============     ============
Identified Cost of Investment...............................   $  2,390,927     $    317,294     $  3,777,272
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                JANUS ASPEN
                                          DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES
        AMSOUTH           CALVERT         TECHNOLOGY            VIP               VIP           BALANCED--
        MID CAP           SOCIAL           GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL
         FUND            BALANCED       INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES
    ---------------------------------------------------------------------------------------------------------
     $  1,503,759      $ 39,185,735      $ 30,948,307      $348,451,969      $226,324,755      $647,368,020

            6,001           129,021           104,816         1,172,793           759,108         2,189,150
               --            11,704             7,345           122,395            74,264           228,565
     ------------      ------------      ------------      ------------      ------------      ------------
     $  1,497,758      $ 39,045,010      $ 30,836,146      $347,156,781      $225,491,383      $644,950,305
     ============      ============      ============      ============      ============      ============
     $         --      $ 27,683,129      $ 17,740,484      $291,995,341      $179,593,774      $541,658,519
               --           125,261           182,486         1,321,231           876,892         2,620,416
        1,411,906         8,418,633        10,675,905        41,756,895        36,551,550        79,153,982
               --         2,279,058         2,205,573        11,684,897         8,098,792        21,003,960
               --            69,851            31,698           398,417           370,375           513,428
           85,852           469,078                --                --                --                --
     ------------      ------------      ------------      ------------      ------------      ------------
     $  1,497,758      $ 39,045,010      $ 30,836,146      $347,156,781      $225,491,383      $644,950,305
     ============      ============      ============      ============      ============      ============
     $         --      $      16.73      $       8.75      $      18.44      $      16.07      $      19.17
     ============      ============      ============      ============      ============      ============
     $         --      $       8.71      $      10.67      $       9.69      $      10.46      $       9.94
     ============      ============      ============      ============      ============      ============
     $       7.48      $       8.46      $       8.89      $       9.31      $      10.30      $       9.36
     ============      ============      ============      ============      ============      ============
     $         --      $      10.85      $      10.65      $      10.93      $      10.47      $      10.33
     ============      ============      ============      ============      ============      ============
     $         --      $      11.81      $      14.17      $      12.99      $      10.54      $      10.72
     ============      ============      ============      ============      ============      ============
     $      11.78      $      10.80      $         --      $         --      $         --      $         --
     ============      ============      ============      ============      ============      ============
     $  1,325,792      $ 42,134,866      $ 27,033,952      $351,283,357      $220,147,608      $696,376,267
     ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                                               JANUS ASPEN
                                                                  SERIES           MFS(R)
                                                                WORLDWIDE        INVESTORS          MFS(R)
                                                                 GROWTH--          TRUST           RESEARCH
                                                              INSTITUTIONAL       SERIES--         SERIES--
                                                                  SHARES       INITIAL CLASS    INITIAL CLASS
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $294,660,871     $ 32,136,685     $ 41,069,235

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................      1,002,517          109,775          138,838
    Administrative charges..................................        112,938           10,376           13,805
                                                               ------------     ------------     ------------
      Total net assets......................................   $293,545,416     $ 32,016,534     $ 40,916,592
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $266,038,707     $ 24,571,808     $ 33,394,846
    Series II Policies......................................      1,136,224          340,194          306,806
    Series III Policies.....................................     20,011,225        5,794,625        6,172,368
    Series IV Policies......................................      6,274,886        1,236,039        1,035,007
    Series V Policies.......................................         84,374           73,868            7,565
    Series VI Policies......................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $293,545,416     $ 32,016,534     $ 40,916,592
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      14.70     $       8.52     $       8.84
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       6.27     $       7.55     $       6.27
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       5.75     $       7.43     $       6.00
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       9.52     $       9.80     $       9.69
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      12.13     $      12.46     $      11.82
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $462,648,906     $ 35,506,755     $ 54,420,307
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                            NEUBERGER                                            VAN KAMPEN
                             BERMAN                                                  UIF
                               AMT          T. ROWE PRICE        VAN ECK          EMERGING
          MFS(R)             MID-CAP           EQUITY           WORLDWIDE          MARKETS
    UTILITIES SERIES--      GROWTH--           INCOME             HARD            EQUITY--
      INITIAL CLASS          CLASS I          PORTFOLIO          ASSETS            CLASS I
    ------------------------------------------------------------------------------------------
        $  2,151,853      $  8,339,716      $173,151,584      $ 18,110,097      $ 40,606,593

               8,105            27,263           586,919            57,916           133,174
                 395             1,778            50,663             4,282            13,559
        ------------      ------------      ------------      ------------      ------------
        $  2,143,353      $  8,310,675      $172,514,002      $ 18,047,899      $ 40,459,860
        ============      ============      ============      ============      ============
        $    869,987      $  4,336,129      $117,893,849      $ 10,239,249      $ 33,055,195
              15,925            69,468         1,524,115           190,123           697,420
           1,138,057         3,203,607        41,614,651         5,745,470         5,409,110
             104,184           619,296        11,020,235         1,461,248         1,279,211
              15,200            82,175           461,152            63,455            18,924
                  --                --                --           348,354                --
        ------------      ------------      ------------      ------------      ------------
        $  2,143,353      $  8,310,675      $172,514,002      $ 18,047,899      $ 40,459,860
        ============      ============      ============      ============      ============
        $       9.01      $       8.49      $      12.25      $      12.72      $      10.46
        ============      ============      ============      ============      ============
        $      10.62      $       8.75      $      11.70      $      12.62      $       7.55
        ============      ============      ============      ============      ============
        $       8.49      $       8.81      $      11.45      $      12.79      $       8.77
        ============      ============      ============      ============      ============
        $      13.64      $      12.22      $      10.17      $      12.04      $      11.62
        ============      ============      ============      ============      ============
        $      12.22      $      11.85      $      10.36      $      15.24      $      14.95
        ============      ============      ============      ============      ============
        $         --      $         --      $         --      $      13.42      $         --
        ============      ============      ============      ============      ============
        $  1,760,232      $  7,498,859      $157,810,480      $ 14,076,561      $ 40,088,707
        ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                                   MAINSTAY VP
                                                                MAINSTAY VP          CAPITAL          MAINSTAY VP
                                                                   BOND--         APPRECIATION--     CONVERTIBLE--
                                                               SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $ 18,941,930       $ 14,929,391       $ 22,679,603

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          50,616             39,486             57,364
    Administrative charges..................................           2,741              2,228              3,362
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 18,888,573       $ 14,887,677       $ 22,618,877
                                                                ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................    $  2,928,687       $  2,759,547       $  3,817,332
    Series II Policies......................................              --                 --                 --
    Series III Policies.....................................       6,344,021          5,334,317          7,798,273
    Series IV Policies......................................       5,866,660          4,522,004          7,040,181
    Series V Policies.......................................         406,643             85,801            533,306
    Series VI Policies......................................       3,342,562          2,186,008          3,429,785
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 18,888,573       $ 14,887,677       $ 22,618,877
                                                                ============       ============       ============
    Series I variable accumulation unit value...............    $       9.91       $      11.15       $      10.99
                                                                ============       ============       ============
    Series II variable accumulation unit value..............    $         --       $         --       $         --
                                                                ============       ============       ============
    Series III variable accumulation unit value.............    $       9.91       $      11.26       $      11.03
                                                                ============       ============       ============
    Series IV variable accumulation unit value..............    $       9.92       $      11.14       $      10.94
                                                                ============       ============       ============
    Series V variable accumulation unit value...............    $       9.83       $      10.98       $      10.91
                                                                ============       ============       ============
    Series VI variable accumulation unit value..............    $       9.89       $      11.12       $      10.85
                                                                ============       ============       ============
Identified Cost of Investment...............................    $ 19,909,146       $ 14,022,189       $ 21,741,928
                                                                ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                               MAINSTAY VP
      MAINSTAY VP                           MAINSTAY VP         HIGH YIELD        MAINSTAY VP        MAINSTAY VP
         EQUITY          MAINSTAY VP           GROWTH           CORPORATE           INDEXED         INTERNATIONAL
        INCOME--         GOVERNMENT--         EQUITY--            BOND--            EQUITY--           EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------
      $ 16,652,432       $ 13,142,328       $  9,825,268       $ 76,633,149       $ 38,215,590       $  8,603,386

            42,658             35,676             26,102            194,565             97,127             21,502
             2,224              2,356              1,599             11,970              6,160              1,225
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 16,607,550       $ 13,104,296       $  9,797,567       $ 76,426,614       $ 38,112,303       $  8,580,659
      ============       ============       ============       ============       ============       ============
      $  2,399,475       $  2,650,681       $  1,841,526       $ 10,501,050       $  6,828,019       $  1,339,837
                --                 --                 --                 --                 --                 --
         6,442,796          4,086,876          3,093,844         28,302,309         13,604,362          2,932,528
         5,125,156          4,146,705          3,340,320         25,511,548         11,687,631          2,848,538
           121,519            420,525             37,730          2,900,866          1,343,565             78,476
         2,518,604          1,799,509          1,484,147          9,210,841          4,648,726          1,381,280
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 16,607,550       $ 13,104,296       $  9,797,567       $ 76,426,614       $ 38,112,303       $  8,580,659
      ============       ============       ============       ============       ============       ============
      $      11.60       $       9.75       $      11.40       $      11.41       $      11.26       $      11.74
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $         --       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $      11.72       $       9.69       $      11.34       $      11.35       $      11.20       $      11.55
      ============       ============       ============       ============       ============       ============
      $      11.59       $       9.76       $      11.40       $      11.47       $      11.26       $      11.60
      ============       ============       ============       ============       ============       ============
      $      11.51       $       9.74       $      11.32       $      11.36       $      11.24       $      11.28
      ============       ============       ============       ============       ============       ============
      $      11.57       $       9.73       $      11.38       $      11.39       $      11.24       $      11.37
      ============       ============       ============       ============       ============       ============
      $ 15,254,867       $ 13,603,849       $  9,164,923       $ 77,060,182       $ 35,870,989       $  7,873,214
      ============       ============       ============       ============       ============       ============


       MAINSTAY VP
         MID CAP
          CORE--
      SERVICE CLASS
     ----------------
       $  8,452,485
             21,487
              1,313
       ------------
       $  8,429,685
       ============
       $  1,476,689
                 --
          2,774,125
          2,676,982
            182,618
          1,319,271
       ------------
       $  8,429,685
       ============
       $      11.80
       ============
       $         --
       ============
       $      11.72
       ============
       $      11.73
       ============
       $      11.78
       ============
       $      11.64
       ============
       $  7,792,473
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                                                                  MID CAP           SMALL CAP            TOTAL
                                                                  GROWTH--           GROWTH--           RETURN--
                                                               SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $ 15,782,007       $ 13,654,247       $ 11,718,281

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          39,035             33,856             29,993
    Administrative charges..................................           2,287              1,952              1,529
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 15,740,685       $ 13,618,439       $ 11,686,759
                                                                ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................    $  2,376,133       $  2,354,900       $  1,835,410
    Series II Policies......................................              --                 --                 --
    Series III Policies.....................................       5,125,372          4,734,537          4,276,405
    Series IV Policies......................................       5,111,200          4,234,902          3,248,182
    Series V Policies.......................................         186,489             92,630            159,163
    Series VI Policies......................................       2,941,491          2,201,470          2,167,599
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 15,740,685       $ 13,618,439       $ 11,686,759
                                                                ============       ============       ============
    Series I variable accumulation unit value...............    $      12.07       $      12.24       $      10.73
                                                                ============       ============       ============
    Series II variable accumulation unit value..............    $         --       $         --       $         --
                                                                ============       ============       ============
    Series III variable accumulation unit value.............    $      11.82       $      12.32       $      10.71
                                                                ============       ============       ============
    Series IV variable accumulation unit value..............    $      11.83       $      12.01       $      10.86
                                                                ============       ============       ============
    Series V variable accumulation unit value...............    $      11.61       $      11.71       $      10.57
                                                                ============       ============       ============
    Series VI variable accumulation unit value..............    $      12.05       $      12.21       $      10.56
                                                                ============       ============       ============
Identified Cost of Investment...............................    $ 14,725,822       $ 12,729,700       $ 11,399,845
                                                                ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                         MAINSTAY VP        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                           AMERICAN           DREYFUS          EAGLE ASSET            LORD              ALGER
                           CENTURY             LARGE            MANAGEMENT           ABBETT            AMERICAN
      MAINSTAY VP           INCOME            COMPANY             GROWTH           DEVELOPING           SMALL
        VALUE--           & GROWTH--          VALUE--            EQUITY--           GROWTH--       CAPITALIZATION--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      CLASS S SHARES
    ---------------------------------------------------------------------------------------------------------------
      $ 14,555,134       $  3,964,304       $  5,722,509       $  7,134,548       $  4,249,899       $  4,368,568

            37,929             10,266             14,680             18,886             10,714              9,838
             2,218                540                832                908                589                665
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 14,514,987       $  3,953,498       $  5,706,997       $  7,114,754       $  4,238,596       $  4,358,065
      ============       ============       ============       ============       ============       ============
      $  2,571,892       $    503,305       $    820,893       $    820,021       $    637,332       $    670,576
                --                 --                 --                 --                 --                 --
         5,057,908          1,437,244          1,807,339          2,736,879          1,458,094          1,576,259
         4,598,124          1,388,520          2,039,361          2,232,605          1,358,322          1,594,368
           160,283             23,962            132,665             60,418             63,982             22,090
         2,126,780            600,467            906,739          1,264,831            720,866            494,772
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 14,514,987       $  3,953,498       $  5,706,997       $  7,114,754       $  4,238,596       $  4,358,065
      ============       ============       ============       ============       ============       ============
      $      11.55       $      11.07       $      11.32       $      11.11       $      11.63       $      12.16
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $         --       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $      11.48       $      11.38       $      11.29       $      11.08       $      11.47       $      12.15
      ============       ============       ============       ============       ============       ============
      $      11.72       $      11.32       $      11.29       $      11.09       $      11.62       $      12.11
      ============       ============       ============       ============       ============       ============
      $      11.48       $      11.19       $      11.21       $      10.77       $      11.41       $      11.96
      ============       ============       ============       ============       ============       ============
      $      11.52       $      11.23       $      11.28       $      11.06       $      11.77       $      12.15
      ============       ============       ============       ============       ============       ============
      $ 13,476,739       $  3,695,137       $  5,316,202       $  6,733,272       $  4,087,202       $  4,103,371
      ============       ============       ============       ============       ============       ============


        DREYFUS IP
        TECHNOLOGY
         GROWTH--
      SERVICE SHARES
     ----------------
       $  8,216,750
             21,256
              1,198
       ------------
       $  8,194,296
       ============
       $  1,226,378
                 --
          2,882,982
          2,683,507
             99,542
          1,301,887
       ------------
       $  8,194,296
       ============
       $      11.77
       ============
       $         --
       ============
       $      11.67
       ============
       $      11.68
       ============
       $      11.64
       ============
       $      11.65
       ============
       $  7,749,646
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                               FIDELITY(R)        FIDELITY(R)        FIDELITY(R)        JANUS ASPEN
                                                   VIP                VIP                VIP               SERIES
                                             CONTRAFUND(R)--    EQUITY-INCOME--       MID CAP--          BALANCED--
                                             SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES
                                             -------------------------------------------------------------------------
ASSETS:
  Investment at net asset value............    $ 19,266,269       $ 17,293,382       $  5,073,547       $ 24,706,059

LIABILITIES:
  Liability to New York Life Insurance and
  Annuity Corporation for:
    Mortality and expense risk charges.....          47,674             42,987              8,708             66,549
    Administrative charges.................           2,896              2,641                645              3,907
                                               ------------       ------------       ------------       ------------
      Total net assets.....................    $ 19,215,699       $ 17,247,754       $  5,064,194       $ 24,635,603
                                               ============       ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies......................    $  3,715,408       $  2,887,693       $  2,237,229       $  4,308,274
    Series II Policies.....................              --                 --                884                 --
    Series III Policies....................       7,143,032          5,732,982          1,206,920          8,227,854
    Series IV Policies.....................       5,521,044          4,826,845          1,081,562          7,589,914
    Series V Policies......................         316,475            822,934             39,063            440,682
    Series VI Policies.....................       2,519,740          2,977,300            498,536          4,068,879
                                               ------------       ------------       ------------       ------------
      Total net assets.....................    $ 19,215,699       $ 17,247,754       $  5,064,194       $ 24,635,603
                                               ============       ============       ============       ============
    Series I variable accumulation unit
      value................................    $      11.69       $      11.53       $      11.27       $      10.52
                                               ============       ============       ============       ============
    Series II variable accumulation unit
      value................................    $         --       $         --       $      10.17       $         --
                                               ============       ============       ============       ============
    Series III variable accumulation unit
      value................................    $      11.59       $      11.37       $      11.23       $      10.57
                                               ============       ============       ============       ============
    Series IV variable accumulation unit
      value................................    $      11.82       $      11.48       $      11.41       $      10.51
                                               ============       ============       ============       ============
    Series V variable accumulation unit
      value................................    $      11.48       $      11.54       $      10.77       $      10.50
                                               ============       ============       ============       ============
    Series VI variable accumulation unit
      value................................    $      11.49       $      11.44       $      11.43       $      10.51
                                               ============       ============       ============       ============
Identified Cost of Investment..............    $ 17,933,084       $ 15,792,975       $  4,776,452       $ 23,788,962
                                               ============       ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                     NEUBERGER
      JANUS ASPEN           MFS(R)                                                     BERMAN
         SERIES           INVESTORS            MFS(R)                                   AMT           T. ROWE PRICE
       WORLDWIDE            TRUST             RESEARCH             MFS(R)             MID-CAP             EQUITY
        GROWTH--           SERIES--           SERIES--       UTILITIES SERIES--       GROWTH--            INCOME
     SERVICE SHARES     SERVICE CLASS      SERVICE CLASS       SERVICE CLASS          CLASS S         PORTFOLIO--II
    -----------------------------------------------------------------------------------------------------------------
      $  7,190,436       $  1,122,060       $  1,779,131        $    158,147        $    520,012       $ 17,875,231

            18,831              2,933              5,048                 259               1,443             23,397
             1,111                170                275                  16                 121              2,748
      ------------       ------------       ------------        ------------        ------------       ------------
      $  7,170,494       $  1,118,957       $  1,773,808        $    157,872        $    518,448       $ 17,849,086
      ============       ============       ============        ============        ============       ============
      $  1,397,674       $    135,394       $    381,921        $      3,248        $      6,122       $  2,505,846
                --                 --                 --                  --                  --                 --
         2,542,406            314,404            637,442              80,322             105,243          5,783,339
         2,225,544            468,692            460,107              62,558             268,997          5,370,233
            21,616             13,100             15,428              11,041              81,978            932,600
           983,254            187,367            278,910                 703              56,108          3,257,068
      ------------       ------------       ------------        ------------        ------------       ------------
      $  7,170,494       $  1,118,957       $  1,773,808        $    157,872        $    518,448       $ 17,849,086
      ============       ============       ============        ============        ============       ============
      $      11.53       $      10.86       $      11.02        $      10.83        $      10.91       $      11.20
      ============       ============       ============        ============        ============       ============
      $         --       $         --       $         --        $         --        $         --       $         --
      ============       ============       ============        ============        ============       ============
      $      11.45       $      10.94       $      10.95        $      11.41        $      10.98       $      11.16
      ============       ============       ============        ============        ============       ============
      $      11.44       $      10.97       $      10.75        $      11.46        $      11.32       $      11.23
      ============       ============       ============        ============        ============       ============
      $      11.31       $      10.92       $      11.05        $      11.50        $      11.12       $      11.13
      ============       ============       ============        ============        ============       ============
      $      11.23       $      10.88       $      11.13        $      11.39        $      11.13       $      11.16
      ============       ============       ============        ============        ============       ============
      $  6,638,353       $  1,052,659       $  1,659,816        $    146,971        $    492,371       $ 16,551,492
      ============       ============       ============        ============        ============       ============

        VAN KAMPEN
           UIF
         EMERGING
         MARKETS
         EQUITY--
         CLASS II
    --------------------------------------------------
       $  2,877,060
              5,629
                272
       ------------
       $  2,871,159
       ============
       $    423,808
                 --
          1,421,611
            729,045
                 64
            296,631
       ------------
       $  2,871,159
       ============
       $      13.71
       ============
       $         --
       ============
       $      13.20
       ============
       $      13.65
       ============
       $      10.57
       ============
       $      13.25
       ============
       $  2,642,078
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

                                                                                MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL           MAINSTAY VP
                                                              BOND--          APPRECIATION--           CASH
                                                           INITIAL CLASS       INITIAL CLASS        MANAGEMENT
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $  11,549,843       $     820,426       $   2,106,947
  Mortality and expense risk charges...................       (3,974,431)         (4,669,596)         (4,136,336)
  Administrative charges...............................         (359,840)           (534,349)           (352,932)
                                                           -------------       -------------       -------------
      Net investment income (loss).....................        7,215,572          (4,383,519)         (2,382,321)
                                                           -------------       -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................       61,395,208          43,994,528         922,365,690
  Cost of investments sold.............................      (59,050,277)        (80,114,794)       (922,369,397)
                                                           -------------       -------------       -------------
      Net realized gain (loss) on investments..........        2,344,931         (36,120,266)             (3,707)
  Realized gain distribution received..................        6,901,429                  --                  --
  Change in unrealized appreciation (depreciation) on
    investments........................................       (7,897,548)        124,526,805             (11,386)
                                                           -------------       -------------       -------------
      Net gain (loss) on investments...................        1,348,812          88,406,539             (15,093)
                                                           -------------       -------------       -------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $   8,564,384       $  84,023,020       $  (2,397,414)
                                                           =============       =============       =============


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                              CORE--             GROWTH--            GROWTH--
                                                           INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $     144,593       $          --      $            --
  Mortality and expense risk charges...................         (384,897)           (454,492)            (558,158)
  Administrative charges...............................          (32,907)            (36,968)             (46,427)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................         (273,211)           (491,460)            (604,585)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................        3,450,282           2,348,747            5,190,139
  Cost of investments sold.............................       (3,569,781)         (2,856,206)          (6,343,502)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........         (119,499)           (507,459)          (1,153,363)
  Realized gain distribution received..................               --                  --                   --
  Change in unrealized appreciation (depreciation) on
    investments........................................        9,303,191          13,281,925           16,529,663
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................        9,183,692          12,774,466           15,376,300
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $   8,910,481       $  12,283,006      $    14,771,715
                                                           =============       =============      ===============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL
    CONVERTIBLE--       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
    $   4,680,950    $     927,085    $  11,784,538    $   3,005,229    $  51,697,275    $   7,447,545    $     778,554
       (2,449,729)      (1,107,925)      (4,166,480)      (3,627,232)      (8,127,463)      (6,916,612)        (502,332)
         (237,279)         (91,069)        (374,175)        (392,449)        (815,290)        (738,605)         (43,798)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        1,993,942         (271,909)       7,243,883       (1,014,452)      42,754,522         (207,672)         232,424
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       13,118,691        5,101,135      131,425,599       32,209,887       84,299,039       54,709,781      173,525,716
      (15,760,387)      (5,728,098)    (123,766,697)     (47,031,247)    (100,624,688)     (68,164,538)    (171,167,937)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       (2,641,696)        (626,963)       7,658,902      (14,821,360)     (16,325,649)     (13,454,757)       2,357,779
               --               --               --               --               --               --               --
       36,619,539       22,832,096      (14,553,572)      79,633,960      154,499,618      143,135,055        9,017,599
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       33,977,843       22,205,133       (6,894,670)      64,812,600      138,173,969      129,680,298       11,375,378
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $  35,971,785    $  21,933,224    $     349,213    $  63,798,148    $ 180,928,491    $ 129,472,626    $  11,607,802
    =============    =============    =============    =============    =============    =============    =============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP          ALGER
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            AMERICAN
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT            SMALL
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING     CAPITALIZATION--
       RETURN--         VALUE--         & GROWTH--        VALUE--          EQUITY--         GROWTH--          CLASS O
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS         SHARES
    ----------------------------------------------------------------------------------------------------------------------
    $   4,613,858    $   3,409,548    $     677,986    $     350,627    $     180,953    $          --     $          --
       (3,069,242)      (2,768,349)        (613,864)        (564,710)      (1,323,557)        (335,457)         (782,458)
         (339,065)        (281,492)         (64,214)         (51,931)        (138,726)         (33,879)          (80,210)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
        1,205,551          359,707              (92)        (266,014)      (1,281,330)        (369,336)         (862,668)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       25,055,692       19,363,042       14,066,881       12,608,436       13,728,623        5,646,486        33,414,552
      (28,685,923)     (25,253,322)     (16,614,783)     (14,884,201)     (25,923,812)      (7,853,411)      (34,974,644)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       (3,630,231)      (5,890,280)      (2,547,902)      (2,275,765)     (12,195,189)      (2,206,925)       (1,560,092)
               --               --               --               --               --               --                --
       42,560,872       56,473,800       14,161,573       12,758,701       37,495,332       10,620,501        23,309,923
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       38,930,641       50,583,520       11,613,671       10,482,936       25,300,143        8,413,576        21,749,831
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
    $  40,136,192    $  50,943,227    $  11,613,579    $  10,216,922    $  24,018,813    $   8,044,240     $  20,887,163
    =============    =============    =============    =============    =============    =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                 AMSOUTH         AMSOUTH
                                                                ENHANCED      INTERNATIONAL      AMSOUTH
                                                                 MARKET          EQUITY         LARGE CAP
                                                                  FUND            FUND            FUND
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $     14,548    $      1,929    $       7,284
  Mortality and expense risk charges........................       (29,772)         (3,381)         (49,963)
  Administrative charges....................................            --              --               --
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       (15,224)         (1,452)         (42,679)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       165,483          20,062          234,618
  Cost of investments sold..................................      (191,913)        (20,647)        (279,826)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............       (26,430)           (585)         (45,208)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................       506,867         100,070          780,271
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................       480,437          99,485          735,063
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $    465,213    $     98,033    $     692,384
                                                              =============   =============   =============

                                                               JANUS ASPEN
                                                                 SERIES          MFS(R)          MFS(R)
                                                                WORLDWIDE       INVESTORS       RESEARCH
                                                                GROWTH--          TRUST         SERIES--
                                                              INSTITUTIONAL     SERIES--         INITIAL
                                                                 SHARES       INITIAL CLASS       CLASS
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  3,064,075    $    187,226    $     241,292
  Mortality and expense risk charges........................    (3,441,828)       (374,322)        (475,593)
  Administrative charges....................................      (385,467)        (35,895)         (47,784)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................      (763,220)       (222,991)        (282,085)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................   128,111,609       3,936,782        4,988,105
  Cost of investments sold..................................  (143,347,477)     (5,541,357)      (9,652,400)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............   (15,235,868)     (1,604,575)      (4,664,295)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    71,930,077       7,223,602       12,606,535
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................    56,694,209       5,619,027        7,942,240
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $ 55,930,989    $  5,396,036    $   7,660,155
                                                              =============   =============   =============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                              FIDELITY(R)        JANUS
                                     DREYFUS IP                                   VIP            ASPEN
                                     TECHNOLOGY          FIDELITY(R)            EQUITY-         SERIES
       AMSOUTH         CALVERT        GROWTH--               VIP               INCOME--       BALANCED--
       MID CAP         SOCIAL          INITIAL      CONTRAFUND(R)--INITIAL      INITIAL      INSTITUTIONAL
        FUND          BALANCED         SHARES               CLASS                CLASS          SHARES
    ------------------------------------------------------------------------------------------------------
    $         249   $     693,963   $          --       $   1,300,702        $   3,203,082   $  13,810,365
          (16,961)       (415,112)       (234,530)         (3,752,505)          (2,397,515)     (7,998,661)
               --         (39,432)        (16,686)           (399,351)            (238,986)       (846,052)
    -------------   -------------   -------------       -------------        -------------   -------------
          (16,712)        239,419        (251,216)         (2,851,154)             566,581       4,965,652
    -------------   -------------   -------------       -------------        -------------   -------------
           72,823       2,918,970      10,351,830          20,979,666           16,540,667      77,319,975
          (96,687)     (3,897,682)    (10,359,890)        (24,053,950)         (21,247,254)    (85,610,259)
    -------------   -------------   -------------       -------------        -------------   -------------
          (23,864)       (978,712)         (8,060)         (3,074,284)          (4,706,587)     (8,290,284)
               --              --              --                  --                   --              --
          359,670       5,993,240       6,316,256          77,663,065           52,748,569      76,608,412
    -------------   -------------   -------------       -------------        -------------   -------------
          335,806       5,014,528       6,308,196          74,588,781           48,041,982      68,318,128
    -------------   -------------   -------------       -------------        -------------   -------------
    $     319,094   $   5,253,947   $   6,056,980       $  71,737,627        $  48,608,563   $  73,283,780
    =============   =============   =============       =============        =============   =============

                                                                         VAN
                      NEUBERGER                                        KEMPER
       MFS(R)          BERMAN          T. ROWE                           UIF
      UTILITIES          AMT            PRICE          VAN ECK        EMERGING
      SERIES--         MID-CAP         EQUITY         WORLDWIDE        MARKETS
       INITIAL        GROWTH--         INCOME           HARD          EQUITY--
        CLASS          CLASS I        PORTFOLIO        ASSETS          CLASS I
    -----------------------------------------------------------------------------
    $      28,295   $          --   $   2,414,061   $      44,052   $         --
          (21,144)        (65,056)     (1,831,075)       (148,442)      (454,295)
             (940)         (4,278)       (161,466)        (11,648)       (39,309)
    -------------   -------------   -------------   -------------   -------------
            6,211         (69,334)        421,520        (116,038)      (493,604)
    -------------   -------------   -------------   -------------   -------------
          436,954         836,384      10,454,084       3,520,631    410,915,295
         (420,792)     (1,031,309)    (11,984,053)     (3,596,073)  (411,378,455)
    -------------   -------------   -------------   -------------   -------------
           16,162        (194,925)     (1,529,969)        (75,442)      (463,160)
               --              --              --              --             --
          426,467       1,368,333      32,535,177       4,670,344     16,827,765
    -------------   -------------   -------------   -------------   -------------
          442,629       1,173,408      31,005,208       4,594,902     16,364,605
    -------------   -------------   -------------   -------------   -------------
    $     448,840   $   1,104,074   $  31,426,728   $   4,478,864   $ 15,871,001
    =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003

                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL          MAINSTAY VP
                                                                 BOND--        APPRECIATION--     CONVERTIBLE--
                                                              SERVICE CLASS    SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $    743,954      $     17,855      $    435,267
  Mortality and expense risk charges........................       (70,943)          (50,277)          (72,435)
  Administrative charges....................................        (3,965)           (2,884)           (4,265)
                                                              ------------      ------------      ------------
      Net investment income (loss)..........................       669,046           (35,306)          358,567
                                                              ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       465,502            94,206           345,813
  Cost of investments sold..................................      (474,935)          (90,409)         (335,654)
                                                              ------------      ------------      ------------
      Net realized gain (loss) on investments...............        (9,433)            3,797            10,159
  Realized gain distribution received.......................       451,604                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (967,216)          907,201           937,676
                                                              ------------      ------------      ------------
      Net gain (loss) on investments........................      (525,045)          910,998           947,835
                                                              ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $    144,001      $    875,692      $  1,306,402
                                                              ============      ============      ============

                                                                MAINSTAY
                                                                   VP                              MAINSTAY VP
                                                                 MID CAP        MAINSTAY VP           TOTAL
                                                                 GROWTH          SMALL CAP          RETURN--
                                                                --SERVICE         GROWTH--           SERVICE
                                                                  CLASS        SERVICE CLASS          CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $         --      $         --      $    190,318
  Mortality and expense risk charges........................       (47,977)          (40,607)          (36,660)
  Administrative charges....................................        (2,931)           (2,377)           (1,916)
                                                              ------------      ------------      ------------
      Net investment income (loss)..........................       (50,908)          (42,984)          151,742
                                                              ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       433,649         1,068,448           244,588
  Cost of investments sold..................................      (417,032)         (966,831)         (236,168)
                                                              ------------      ------------      ------------
      Net realized gain (loss) on investments...............        16,617           101,617             8,420
  Realized gain distribution received.......................            --                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................     1,056,186           924,548           318,435
                                                              ------------      ------------      ------------
      Net gain (loss) on investments........................     1,072,803         1,026,165           326,855
                                                              ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $  1,021,895      $    983,181      $    478,597
                                                              ============      ============      ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                        MAINSTAY VP
     MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
        EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL       MID CAP
       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--          CORE--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
    --------------------------------------------------------------------------------------------------------------------
    $     129,803    $     592,512    $      83,168    $   4,839,419    $     418,947    $     126,929    $      25,163
          (51,961)         (52,284)         (32,905)        (251,794)        (121,441)         (25,362)         (27,218)
           (2,774)          (3,515)          (2,049)         (15,537)          (7,879)          (1,484)          (1,688)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
           75,068          536,713           48,214        4,572,088          289,627          100,083           (3,743)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
           63,626          660,552          146,681        1,525,658          193,455           38,494           54,309
          (60,802)        (684,291)        (138,306)      (1,450,432)        (184,828)         (37,910)         (50,002)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
            2,824          (23,739)           8,375           75,226            8,627              584            4,307
               --               --               --               --               --               --               --
        1,397,565         (461,521)         660,345         (427,034)       2,344,601          730,172          660,013
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        1,400,389         (485,260)         668,720         (351,808)       2,353,228          730,756          664,320
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $   1,475,457    $      51,453    $     716,934    $   4,220,280    $   2,642,855    $     830,839    $     660,577
    =============    =============    =============    =============    =============    =============    =============

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                        AMERICAN         DREYFUS        EAGLE ASSET          LORD             ALGER
                        CENTURY           LARGE          MANAGEMENT         ABBETT           AMERICAN         DREYFUS IP
     MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING          SMALL           TECHNOLOGY
       VALUE--         & GROWTH--        VALUE--          EQUITY--         GROWTH--      CAPITALIZATION--      GROWTH--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------
    $     180,366    $      46,610    $      35,132    $       5,864    $          --     $          --     $          --
          (45,605)         (12,232)         (17,834)         (23,406)         (13,948)          (12,097)          (27,360)
           (2,750)            (646)          (1,046)          (1,173)            (815)             (860)           (1,590)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
          132,011           33,732           16,252          (18,715)         (14,763)          (12,957)          (28,950)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           82,026           97,939           49,002          176,410           95,052            25,986           326,134
          (76,448)         (95,791)         (47,466)        (167,952)         (85,145)          (22,663)         (295,607)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
            5,578            2,148            1,536            8,458            9,907             3,323            30,527
               --               --               --               --               --                --                --
        1,078,395          269,166          406,307          401,277          162,697           265,197           467,105
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
        1,083,973          271,314          407,843          409,735          172,604           268,520           497,632
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
    $   1,215,984    $     305,046    $     424,095    $     391,020    $     157,841     $     255,563     $     468,682
    =============    =============    =============    =============    =============     =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                            FIDELITY
                                                         FIDELITY             VIP
                                                           VIP              EQUITY-             FIDELITY
                                                     CONTRAFUND(R)--        INCOME--            MID CAP--
                                                         SERVICE            SERVICE              SERVICE
                                                         CLASS 2            CLASS 2            CLASS 2(A)
                                                     ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $          --      $          --        $          --
  Mortality and expense risk charges...............         (58,921)           (50,861)              (8,496)
  Administrative charges...........................          (3,712)            (3,194)                (632)
                                                      -------------      -------------        -------------
      Net investment income (loss).................         (62,633)           (54,055)              (9,128)
                                                      -------------      -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................         122,893            178,136              101,553
  Cost of investments sold.........................        (115,196)          (168,458)             (95,701)
                                                      -------------      -------------        -------------
      Net realized gain (loss) on investments......           7,697              9,678                5,852
  Realized gain distribution received..............              --                 --                   --
  Change in unrealized appreciation (depreciation)
    on investments.................................       1,333,185          1,500,408              297,094
                                                      -------------      -------------        -------------
      Net gain (loss) on investments...............       1,340,882          1,510,086              302,946
                                                      -------------      -------------        -------------
        Net increase (decrease) in net assets
          resulting from operations................   $   1,278,249      $   1,456,031        $     293,818
                                                      =============      =============        =============


                                                                                               VAN KEMPER
                                                        NEUBERGER                                  UIF
                                                          BERMAN         T. ROWE PRICE          EMERGING
                                                       AMT MID-CAP           EQUITY              MARKETS
                                                         GROWTH--            INCOME             EQUITY--
                                                         CLASS S         PORTFOLIO--II          CLASS II
                                                     ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $          --      $      86,224        $          --
  Mortality and expense risk charges...............          (1,719)           (54,658)              (6,206)
  Administrative charges...........................            (148)            (3,415)                (316)
                                                      -------------      -------------        -------------
      Net investment income (loss).................          (1,867)            28,151               (6,522)
                                                      -------------      -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................           3,419            144,148              778,041
  Cost of investments sold.........................          (3,188)          (155,259)            (747,542)
                                                      -------------      -------------        -------------
      Net realized gain (loss) on investments......             231            (11,111)              30,499
  Realized gain distribution received..............              --                 --                   --
  Change in unrealized appreciation (depreciation)
    on investments.................................          27,641          1,323,740              234,981
                                                      -------------      -------------        -------------
      Net gain (loss) on investments...............          27,872          1,312,629              265,480
                                                      -------------      -------------        -------------
        Net increase (decrease) in net assets
          resulting
          from operations..........................   $      26,005      $   1,340,780        $     258,958
                                                      =============      =============        =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(a) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     JANUS ASPEN       JANUS ASPEN           MFS(R)
        SERIES            SERIES           INVESTORS            MFS(R)             MFS(R)
      BALANCED--        WORLDWIDE            TRUST             RESEARCH          UTILITIES
       SERVICE           GROWTH--           SERIES--           SERIES--           SERIES--
        SHARES        SERVICE SHARES     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ------------------------------------------------------------------------------------------
    $     221,733     $      15,332      $          --      $          --      $          --
          (87,649)          (23,124)            (3,858)            (6,306)              (276)
           (5,285)           (1,376)              (230)              (358)               (19)
    -------------     -------------      -------------      -------------      -------------
          128,799            (9,168)            (4,088)            (6,664)              (295)
    -------------     -------------      -------------      -------------      -------------
          447,279           127,175             61,526             26,119                 55
         (441,623)         (121,687)           (58,761)           (25,229)               (51)
    -------------     -------------      -------------      -------------      -------------
            5,656             5,488              2,765                890                  4
               --                --                 --                 --                 --
          917,096           552,083             69,400            119,316             11,177
    -------------     -------------      -------------      -------------      -------------
          922,752           557,571             72,165            120,206             11,181
    -------------     -------------      -------------      -------------      -------------
    $   1,051,551     $     548,403      $      68,077      $     113,542      $      10,886
    =============     =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                MainStay VP                     MainStay VP
                                                                  Bond--                  Capital Appreciation--
                                                               Initial Class                   Initial Class
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   7,215,572   $   8,426,157   $  (4,383,519)  $  (5,901,118)
    Net realized gain (loss) on investments..........      2,344,931          58,620     (36,120,266)    (34,743,882)
    Realized gain distribution received..............      6,901,429         233,898              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     (7,897,548)      8,108,625     124,526,805    (136,533,157)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................      8,564,384      16,827,300      84,023,020    (177,178,157)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     27,998,983      22,698,154      13,756,524      20,002,373
    Policyowners' surrenders.........................    (22,829,622)    (18,659,971)    (26,025,735)    (33,834,434)
    Policyowners' annuity and death benefits.........     (3,615,530)     (1,877,155)     (3,609,006)     (3,499,736)
    Net transfers from (to) Fixed Account............     30,817,008      49,922,575       4,381,706       9,673,496
    Transfers between Investment Divisions...........    (27,798,097)     30,450,426      (6,205,878)    (34,533,541)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      4,572,742      82,534,029     (17,702,389)    (42,191,842)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (29,135)        (43,736)       (225,539)        542,816
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     13,107,991      99,317,593      66,095,092    (218,827,183)
NET ASSETS:
    Beginning of year................................    267,321,605     168,004,012     347,450,445     566,277,628
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 280,429,596   $ 267,321,605   $ 413,545,537   $ 347,450,445
                                                       =============   =============   =============   =============


                                                                MAINSTAY VP                     MAINSTAY VP
                                                               GOVERNMENT--                   GROWTH EQUITY--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   7,243,883   $   5,390,206   $  (1,014,452)  $  (1,669,012)
    Net realized gain (loss) on investments..........      7,658,902         615,057     (14,821,360)    (18,358,255)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (14,553,572)      8,468,925      79,633,960     (77,213,593)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................        349,213      14,474,188      63,798,148     (97,240,860)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     36,408,480      29,239,923       8,696,940      16,914,515
    Policyowners' surrenders.........................    (25,702,933)    (15,219,477)    (18,695,005)    (20,726,809)
    Policyowners' annuity and death benefits.........     (3,575,499)     (1,831,078)     (2,570,812)     (2,871,423)
    Net transfers from (to) Fixed Account............     30,884,972      36,365,858       7,317,206      20,899,208
    Transfers between Investment Divisions...........    (77,738,480)    100,294,927      (7,804,493)    (24,720,884)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............    (39,723,460)    148,850,153     (13,056,164)    (10,505,393)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         (2,434)        (43,402)       (174,487)        334,241
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (39,376,681)    163,280,939      50,567,497    (107,412,012)
NET ASSETS:
    Beginning of year................................    289,133,709     125,852,770     269,376,277     376,788,289
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 249,757,028   $ 289,133,709   $ 319,943,774   $ 269,376,277
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP
                                             MAINSTAY VP                       EQUITY
             MAINSTAY VP                    CONVERTIBLE--                     INCOME--
           CASH MANAGEMENT                  INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
       2003(b)         2002(a)          2003           2002(a)          2003           2002(a)
    ---------------------------------------------------------------------------------------------
    $  (2,382,321)  $    (356,280)  $   1,993,942   $   2,316,697   $    (271,909)  $      10,461
           (3,707)         13,086      (2,641,696)     (4,009,987)       (626,963)       (568,479)
               --           1,683              --              --              --              --
          (11,386)          3,220      36,619,539     (14,037,265)     22,832,096      (9,400,818)
    -------------   -------------   -------------   -------------   -------------   -------------
       (2,397,414)       (338,291)     35,971,785     (15,730,555)     21,933,224      (9,958,836)
    -------------   -------------   -------------   -------------   -------------   -------------
       91,921,924      65,509,532      11,688,770      13,180,691       8,327,340      12,264,938
      (89,747,775)    (67,271,529)    (11,062,735)    (10,195,994)     (4,062,659)     (2,236,825)
       (2,566,655)     (2,621,797)     (1,707,037)     (1,654,179)       (367,802)       (178,902)
      (22,083,503)      8,484,029      13,853,012      23,249,524      12,774,041      25,274,711
      (99,899,729)     52,451,053      18,271,370      (6,319,609)      6,311,646      19,520,044
    -------------   -------------   -------------   -------------   -------------   -------------
     (122,375,738)     56,551,288      31,043,380      18,260,433      22,982,566      54,643,966
    -------------   -------------   -------------   -------------   -------------   -------------
           (6,141)        (12,423)        (95,928)         57,336         (51,070)         32,236
    -------------   -------------   -------------   -------------   -------------   -------------
     (124,779,293)     56,200,574      66,919,237       2,587,214      44,864,720      44,717,366
      364,106,079     307,905,505     157,837,130     155,249,916      63,736,358      19,018,992
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 239,326,786   $ 364,106,079   $ 224,756,367   $ 157,837,130   $ 108,601,078   $  63,736,358
    =============   =============   =============   =============   =============   =============

             MAINSTAY VP
             HIGH YIELD                      MAINSTAY VP                     MAINSTAY VP
          CORPORATE BOND--                INDEXED EQUITY--             INTERNATIONAL EQUITY--
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
        2003           2002(a)          2003           2002(a)          2003           2002(a)
    ---------------------------------------------------------------------------------------------
    $  42,754,522   $  42,874,069   $    (207,672)  $    (983,686)  $     232,424   $      29,191
      (16,325,649)    (48,737,236)    (13,454,757)     (9,893,975)      2,357,779      (2,939,379)
               --              --              --       1,895,714              --              --
      154,499,618       8,317,876     143,135,055    (150,872,602)      9,017,599       2,050,357
    -------------   -------------   -------------   -------------   -------------   -------------
      180,928,491       2,454,709     129,472,626    (159,854,549)     11,607,802        (859,831)
    -------------   -------------   -------------   -------------   -------------   -------------
       50,502,071      32,045,589      23,543,660      34,119,908       2,959,690       2,271,983
      (49,650,185)    (38,103,155)    (34,117,892)    (41,068,168)     (3,998,483)     (1,340,511)
       (6,855,642)     (6,119,436)     (6,350,583)     (6,133,078)       (387,058)       (260,564)
       29,310,933      34,120,715      18,600,028      33,096,197       4,047,033       3,135,377
      104,645,503       3,418,033       4,358,941     (34,570,031)      6,898,494       3,994,182
    -------------   -------------   -------------   -------------   -------------   -------------
      127,952,680      25,361,746       6,034,154     (14,555,172)      9,519,676       7,800,467
    -------------   -------------   -------------   -------------   -------------   -------------
         (576,598)         44,104        (351,440)        584,548         (30,837)          9,868
    -------------   -------------   -------------   -------------   -------------   -------------
      308,304,573      27,860,559     135,155,340    (173,825,173)     21,096,641       6,950,504
      470,410,674     442,550,115     492,190,120     666,015,293      28,145,560      21,195,056
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 778,715,247   $ 470,410,674   $ 627,345,460   $ 492,190,120   $  49,242,201   $  28,145,560
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  MID CAP                         MID CAP
                                                                  CORE--                         GROWTH--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (273,211)  $    (140,255)  $    (491,460)  $    (186,803)
    Net realized gain (loss) on investments..........       (119,499)       (374,217)       (507,459)       (215,836)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      9,303,191      (2,220,456)     13,281,925      (4,536,431)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................      8,910,481      (2,734,928)     12,283,006      (4,939,070)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      3,426,285       3,295,024       4,642,376       4,457,048
    Policyowners' surrenders.........................     (1,055,053)       (707,677)     (1,185,695)       (484,135)
    Policyowners' annuity and death benefits.........        (47,339)        (46,829)       (355,515)        (73,967)
    Net transfers from (to) Fixed Account............      4,369,105       6,414,612       6,376,086       7,790,497
    Transfers between Investment Divisions...........      6,053,190       6,523,782      21,922,052       1,869,852
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....     (1,341,645)             --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     11,404,543      15,478,912      31,399,304      13,559,295
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (22,359)          8,014         (28,759)         13,912
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     20,292,665      12,751,998      43,653,551       8,634,137
NET ASSETS:
    Beginning of year................................     19,851,930       7,099,932      16,828,026       8,193,889
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  40,144,595   $  19,851,930   $  60,481,577   $  16,828,026
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  DREYFUS                       EAGLE ASSET
                                                               LARGE COMPANY                    MANAGEMENT
                                                                  VALUE--                     GROWTH EQUITY--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (266,014)  $    (360,558)  $  (1,281,330)  $  (1,599,563)
    Net realized gain (loss) on investments..........     (2,275,765)     (1,136,189)    (12,195,189)    (22,057,136)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     12,758,701     (11,310,942)     37,495,332     (18,871,432)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     10,216,922     (12,807,689)     24,018,813     (42,528,131)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,121,033       2,823,428       4,134,989       6,917,327
    Policyowners' surrenders.........................     (2,043,915)     (2,053,664)     (6,086,894)     (7,858,857)
    Policyowners' annuity and death benefits.........       (332,180)       (380,376)     (1,105,021)       (894,194)
    Net transfers from (to) Fixed Account............      3,605,517       6,450,674       3,249,687       7,779,730
    Transfers between Investment Divisions...........      3,085,364      (1,749,083)        670,352     (12,748,184)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....     (8,611,688)             --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     (2,175,869)      5,090,979         863,113      (6,804,178)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (28,326)         43,725         (61,418)        147,221
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............      8,012,727      (7,672,985)     24,820,508     (49,185,088)
NET ASSETS:
    Beginning of year................................     41,574,111      49,247,096      93,118,200     142,303,288
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  49,586,838   $  41,574,111   $ 117,938,708   $  93,118,200
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

            MAINSTAY VP                                                                               MAINSTAY VP
             SMALL CAP                    MAINSTAY VP                   MAINSTAY VP                AMERICAN CENTURY
             GROWTH--                   TOTAL RETURN--                    VALUE--                  INCOME & GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(a)          2003         2002(a)          2003         2002(a)          2003         2002(a)
    ---------------------------------------------------------------------------------------------------------------------
    $   (604,585)  $   (288,408)  $  1,205,551   $  2,482,695   $    359,707   $    101,495   $        (92)  $   (162,146)
      (1,153,363)      (868,154)    (3,630,231)      (900,175)    (5,890,280)    (3,734,875)    (2,547,902)    (1,088,373)
              --             --             --             --             --        343,792             --             --
      16,529,663     (5,368,934)    42,560,872    (55,904,745)    56,473,800    (52,715,057)    14,161,573    (11,257,981)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      14,771,715     (6,525,496)    40,136,192    (54,322,225)    50,943,227    (56,004,645)    11,613,579    (12,508,500)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,877,710      5,417,939      8,518,075     12,339,816      9,797,374     18,219,110      2,103,564      2,641,037
      (1,991,471)    (1,175,027)   (16,927,438)   (20,285,317)   (15,800,613)   (13,843,177)    (2,790,642)    (2,621,720)
        (782,400)       (69,751)    (3,122,813)    (3,404,162)    (1,852,667)    (2,063,606)      (404,451)      (356,407)
       7,467,466     10,429,559      4,992,559      6,612,908     10,673,410     30,731,867      2,697,580      4,808,762
      16,552,766      3,982,883      2,187,879    (17,200,168)     1,172,233     (6,193,239)     1,956,397     (2,049,229)
              --             --             --             --             --             --     (8,547,910)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      26,124,071     18,585,603     (4,351,738)   (21,936,923)     3,989,737     26,850,955     (4,985,462)     2,422,443
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (35,935)        18,915       (110,501)       170,735       (127,474)       211,006        (31,349)        48,253
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      40,859,851     12,079,022     35,673,953    (76,088,413)    54,805,490    (28,942,684)     6,596,768    (10,037,804)
      25,330,632     13,251,610    228,615,970    304,704,383    196,671,975    225,614,659     47,350,766     57,388,570
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 66,190,483   $ 25,330,632   $264,289,923   $228,615,970   $251,477,465   $196,671,975   $ 53,947,534   $ 47,350,766
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                      ALGER
            LORD ABBETT                    AMERICAN
            DEVELOPING                       SMALL                        AMSOUTH                       AMSOUTH
             GROWTH--                  CAPITALIZATION--                  ENHANCED                    INTERNATIONAL
           INITIAL CLASS                CLASS O SHARES                  MARKET FUND                   EQUITY FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(a)          2003         2002(a)        2003(b)        2002(a)        2003(b)        2002(a)
    ---------------------------------------------------------------------------------------------------------------------
    $   (369,336)  $   (320,655)  $   (862,668)  $   (869,217)  $    (15,224)  $    (15,106)  $     (1,452)  $     (2,674)
      (2,206,925)    (1,645,932)    (1,560,092)   (11,478,603)       (26,430)       (85,251)          (585)       (35,827)
              --             --             --             --             --             --             --
      10,620,501     (6,237,398)    23,309,923     (8,183,074)       506,867       (336,281)       100,070        (12,840)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       8,044,240     (8,203,985)    20,887,163    (20,530,894)       465,213       (436,638)        98,033        (51,341)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,333,300      1,555,247      2,608,627      2,954,776         69,921        602,804          4,873        159,216
      (1,128,990)      (939,721)    (4,750,529)    (3,405,220)       (93,264)      (165,467)       (11,245)        (1,866)
        (170,538)      (105,555)      (523,087)      (524,486)        (5,011)      (101,899)            --             --
       1,581,719      1,156,733      1,933,607      3,563,096        350,589        594,101         86,875          3,409
       5,612,694       (513,401)     2,985,461     (4,049,008)       199,229        (43,888)        75,722        (86,013)
      (1,887,174)            --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,341,011      1,153,303      2,254,079     (1,460,842)       521,464        885,651        156,225         74,746
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (18,342)        26,836        (57,511)        71,007         (1,367)         1,463           (314)           218
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      13,366,909     (7,023,846)    23,083,731    (21,920,729)       985,310        450,476        253,944         23,623
      19,596,653     26,620,499     50,199,737     72,120,466      1,562,440      1,111,964        139,365        115,742
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 32,963,562   $ 19,596,653   $ 73,283,468   $ 50,199,737   $  2,547,750   $  1,562,440   $    393,309   $    139,365
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002


                                                                        AmSouth                         AmSouth
                                                                    Large Cap Fund                   Mid Cap Fund
                                                             -----------------------------   -----------------------------
                                                                2003(b)         2002(a)         2003(b)         2002(a)
                                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $     (42,679)  $     (32,077)  $     (16,712)  $     (11,064)
    Net realized gain (loss) on investments................        (45,208)        (93,043)        (23,864)        (26,000)
    Realized gain distribution received....................             --              --              --              --
    Change in unrealized appreciation (depreciation) on
      investments..........................................        780,271        (548,806)        359,670        (150,238)
                                                             -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting from
        operations.........................................        692,384        (673,926)        319,094        (187,302)
                                                             -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners....................         85,877         663,341          93,604         356,566
    Policyowners' surrenders...............................       (212,202)       (249,213)        (47,231)        (38,554)
    Policyowners' annuity and death benefits...............        (19,127)            (18)           (565)             --
    Net transfers from (to) Fixed Account..................        720,622       1,028,687         219,190         189,028
    Transfers between Investment Divisions.................        231,887        (128,394)         88,106          (9,203)
                                                             -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)..................        807,057       1,314,403         353,104         497,837
                                                             -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................         (1,927)          2,373            (838)            688
                                                             -------------   -------------   -------------   -------------
        Increase (decrease) in net assets..................      1,497,514         642,850         671,360         311,223
NET ASSETS:
    Beginning of year......................................      2,526,108       1,883,258         826,398         515,175
                                                             -------------   -------------   -------------   -------------
    End of year............................................  $   4,023,622   $   2,526,108   $   1,497,758   $     826,398
                                                             =============   =============   =============   =============

                                                                      Janus Aspen                     Janus Aspen
                                                                        Series                          Series
                                                                      Balanced--                  Worldwide Growth--
                                                                 Institutional Shares            Institutional Shares
                                                             -----------------------------   -----------------------------
                                                                 2003           2002(a)          2003           2002(a)
                                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $   4,965,652   $   6,716,469   $    (763,220)  $  (1,719,786)
    Net realized gain (loss) on investments................     (8,290,284)      2,707,941     (15,235,868)    (16,077,361)
    Realized gain distribution received....................             --              --              --              --
    Change in unrealized appreciation (depreciation) on
      investments..........................................     76,608,412     (62,206,513)     71,930,077     (86,686,068)
                                                             -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting from
        operations.........................................     73,283,780     (52,782,103)     55,930,989    (104,483,215)
                                                             -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners....................     23,016,998      39,015,590       8,565,902      14,576,401
    Policyowners' surrenders...............................    (40,684,487)    (43,144,584)    (17,178,053)    (20,341,899)
    Policyowners' annuity and death benefits...............     (5,758,129)     (6,031,215)     (2,295,628)     (2,560,686)
    Net transfers from (to) Fixed Account..................     22,230,570      55,406,562       4,677,762      12,038,194
    Transfers between Investment Divisions.................    (27,330,412)    (28,150,818)    (23,041,266)    (30,324,194)
                                                             -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)..................    (28,525,460)     17,095,535     (29,271,283)    (26,612,184)
                                                             -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................       (203,148)        206,054        (154,832)        377,749
                                                             -------------   -------------   -------------   -------------
        Increase (decrease) in net assets..................     44,555,172     (35,480,514)     26,504,874    (130,717,650)
NET ASSETS:
    Beginning of year......................................    600,395,133     635,875,647     267,040,542     397,758,192
                                                             -------------   -------------   -------------   -------------
    End of year............................................  $ 644,950,305   $ 600,395,133   $ 293,545,416   $ 267,040,542
                                                             =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                             DREYFUS IP                      FIDELITY(R)                     FIDELITY(R)
               CALVERT                       TECHNOLOGY                          VIP                             VIP
               SOCIAL                         GROWTH--                     CONTRAFUND(R)--                 EQUITY-INCOME--
              BALANCED                     INITIAL SHARES                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2003(b)         2002(a)          2003           2002(a)          2003           2002(a)          2003           2002(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $     239,419   $     400,940   $    (251,216)  $     (91,691)  $  (2,851,154)  $  (1,640,872)  $     566,581   $     465,463
         (978,712)     (1,285,632)         (8,060)       (784,663)     (3,074,284)     (3,204,601)     (4,706,587)     (7,059,406)
               --              --              --              --              --              --              --       4,144,386
        5,993,240      (3,329,468)      6,316,256      (2,653,322)     77,663,065     (27,337,803)     52,748,569     (35,697,937)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,253,947      (4,214,160)      6,056,980      (3,529,676)     71,737,627     (32,183,276)     48,608,563     (38,147,494)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        3,634,452       2,347,413       2,889,939       1,883,098      12,036,604      15,132,643       7,217,772      12,589,099
       (1,775,298)     (1,943,927)     (1,750,594)       (451,769)    (18,113,205)    (17,590,147)    (13,147,263)    (12,282,973)
         (426,011)       (403,510)       (523,350)        (95,536)     (3,146,918)     (2,593,900)     (2,522,229)     (2,287,543)
        2,892,282       3,761,864       2,215,354       2,940,310      14,657,470      20,029,474       9,011,341      24,335,650
        2,093,259      (1,611,324)     14,589,127       2,810,186       8,049,260     (10,144,196)      8,708,855      (4,843,418)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        6,418,684       2,150,516      17,420,476       7,086,289      13,483,211       4,833,874       9,268,476      17,510,815
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (13,904)         14,245         (13,910)          9,350        (199,895)        127,294        (130,233)        154,617
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       11,658,727      (2,049,399)     23,463,546       3,565,963      85,020,943     (27,222,108)     57,746,806     (20,482,062)
       27,386,283      29,435,682       7,372,600       3,806,637     262,135,838     289,357,946     167,744,577     188,226,639
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  39,045,010   $  27,386,283   $  30,836,146   $   7,372,600   $ 347,156,781   $ 262,135,838   $ 225,491,383   $ 167,744,577
    =============   =============   =============   =============   =============   =============   =============   =============

               MFS(R)                                                          MFS(R)                     NEUBERGER BERMAN
              INVESTORS                        MFS(R)                         UTILITIES                          AMT
           TRUST SERIES--                 RESEARCH SERIES--                   SERIES--                         MID-CAP
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                  GROWTH--CLASS I
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2003           2002(a)          2003           2002(a)          2003           2002(a)          2003           2002(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (222,991)  $    (273,007)  $    (282,085)  $    (486,683)  $       6,211   $       7,089   $     (69,334)  $     (27,511)
       (1,604,575)     (2,594,462)     (4,664,295)     (8,468,022)         16,162        (125,455)       (194,925)        (60,285)
               --              --              --              --              --              --              --              --
        7,223,602      (5,326,780)     12,606,535      (4,091,609)        426,467         (27,232)      1,368,333        (557,953)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,396,036      (8,194,249)      7,660,155     (13,046,314)        448,840        (145,598)      1,104,074        (645,749)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          895,386       2,408,914       1,226,447       1,540,618          22,366         205,255         147,242         497,105
       (1,611,515)     (2,216,932)     (2,025,330)     (2,337,459)       (104,866)       (138,440)       (272,161)       (134,446)
         (394,980)       (568,429)       (291,143)       (485,420)        (20,832)             --         (29,572)        (16,859)
        1,359,702       4,395,598       1,086,641       2,847,962         468,628         563,809         875,524       1,867,923
         (834,702)     (2,974,318)     (1,257,567)     (6,570,408)        590,358        (138,992)      3,441,423         829,316
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (586,109)      1,044,833      (1,260,952)     (5,004,707)        955,654         491,632       4,162,456       3,043,039
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (14,576)         29,895         (20,566)         47,938          (1,207)            635          (2,836)          1,790
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        4,795,351      (7,119,521)      6,378,637     (18,003,083)      1,403,287         346,669       5,263,694       2,399,080
       27,221,183      34,340,704      34,537,955      52,541,038         740,066         393,397       3,046,981         647,901
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  32,016,534   $  27,221,183   $  40,916,592   $  34,537,955   $   2,143,353   $     740,066   $   8,310,675   $   3,046,981
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                                                  Van Eck
                                                               T. Rowe Price                     Worldwide
                                                                  Equity                           Hard
                                                             Income Portfolio                     Assets
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)         2003(b)         2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     421,520   $     324,257   $    (116,038)  $     (72,490)
    Net realized gain (loss) on investments..........     (1,529,969)     (3,020,615)        (75,442)       (555,541)
    Realized gain distribution received..............             --         115,918              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     32,535,177     (16,792,258)      4,670,344        (371,780)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     31,426,728     (19,372,698)      4,478,864        (999,811)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      8,988,647      14,114,112       2,302,435       1,031,243
    Policyowners' surrenders.........................     (7,703,430)     (7,417,923)       (959,101)       (563,324)
    Policyowners' annuity and death benefits.........     (1,173,937)     (1,480,499)       (232,312)       (180,925)
    Net transfers from (to) Fixed Account............     13,285,554      30,489,156       1,491,196       1,795,782
    Transfers between Investment Divisions...........     11,156,473       4,109,856       2,024,174       4,090,054
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     24,553,307      39,814,702       4,626,392       6,172,830
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (84,219)         86,003         (12,446)          4,897
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     55,895,816      20,528,007       9,092,810       5,177,916
NET ASSETS:
    Beginning of year................................    116,618,186      96,090,179       8,955,089       3,777,173
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 172,514,002   $ 116,618,186   $  18,047,899   $   8,955,089
                                                       =============   =============   =============   =============

                                                                Van Kampen
                                                                    UIF
                                                             Emerging Markets
                                                                 Equity--
                                                                  Class I
                                                       -----------------------------
                                                           2003           2002(a)
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (493,604)  $    (480,356)
    Net realized gain (loss) on investments..........       (463,160)     (1,324,415)
    Realized gain distribution received..............             --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     16,827,765       1,026,842
                                                       -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     15,871,001        (777,929)
                                                       -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      1,178,764       2,027,022
    Policyowners' surrenders.........................     (2,253,626)     (3,707,217)
    Policyowners' annuity and death benefits.........       (185,044)       (187,905)
    Net transfers from (to) Fixed Account............      1,322,283       1,506,146
    Transfers between Investment Divisions...........     (1,193,319)     (4,549,358)
                                                       -------------   -------------
      Net contributions and (withdrawals)............     (1,130,942)     (4,911,312)
                                                       -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (41,230)         12,568
                                                       -------------   -------------
        Increase (decrease) in net assets............     14,698,829      (5,676,673)
NET ASSETS:
    Beginning of year................................     25,761,031      31,437,704
                                                       -------------   -------------
    End of year......................................  $  40,459,860   $  25,761,031
                                                       =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

For the years ended December 31, 2003
and December 31, 2002

                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)......................   $     669,046      $     (35,306)     $     358,567
    Net realized gain (loss) on investments...........          (9,433)             3,797             10,159
    Realized gain distribution received...............         451,604                 --                 --
    Change in unrealized appreciation (depreciation)
      on investments..................................        (967,216)           907,201            937,676
                                                         -------------      -------------      -------------
      Net increase (decrease) in net assets resulting
        from operations...............................         144,001            875,692          1,306,402
                                                         -------------      -------------      -------------
  Contributions and (Withdrawals):
    Payments received from policyowners...............      16,184,310         12,149,453         17,816,107
    Policyowners' surrenders..........................        (134,737)           (55,367)           (93,399)
    Policyowners' annuity and death benefits..........         (22,694)                --             (2,472)
    Net transfers from (to) Fixed Account.............       2,804,694          1,409,906          3,058,428
    Transfers between Investment Divisions............         (86,376)           509,713            536,450
                                                         -------------      -------------      -------------
      Net contributions and (withdrawals).............      18,745,197         14,013,705         21,315,114
                                                         -------------      -------------      -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account................            (625)            (1,720)            (2,639)
                                                         -------------      -------------      -------------
        Increase (decrease) in net assets.............      18,888,573         14,887,677         22,618,877
NET ASSETS:
    Beginning of year.................................              --                 --                 --
                                                         -------------      -------------      -------------
    End of year.......................................   $  18,888,573      $  14,887,677      $  22,618,877
                                                         =============      =============      =============

                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)......................   $     100,083      $      (3,743)     $     (50,908)
    Net realized gain (loss) on investments...........             584              4,307             16,617
    Realized gain distribution received...............              --                 --                 --
    Change in unrealized appreciation (depreciation)
      on investments..................................         730,172            660,013          1,056,186
                                                         -------------      -------------      -------------
      Net increase (decrease) in net assets resulting
        from operations...............................         830,839            660,577          1,021,895
                                                         -------------      -------------      -------------
  Contributions and (Withdrawals):
    Payments received from policyowners...............       6,487,226          6,647,592         12,366,489
    Policyowners' surrenders..........................         (20,173)           (24,107)           (42,443)
    Policyowners' annuity and death benefits..........              --                 --                 --
    Net transfers from (to) Fixed Account.............         777,923            754,227          1,429,279
    Transfers between Investment Divisions............         506,598            392,621            967,172
                                                         -------------      -------------      -------------
      Net contributions and (withdrawals).............       7,751,574          7,770,333         14,720,497
                                                         -------------      -------------      -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account................          (1,754)            (1,225)            (1,707)
                                                         -------------      -------------      -------------
        Increase (decrease) in net assets.............       8,580,659          8,429,685         15,740,685
NET ASSETS:
    Beginning of year.................................              --                 --                 --
                                                         -------------      -------------      -------------
    End of year.......................................   $   8,580,659      $   8,429,685      $  15,740,685
                                                         =============      =============      =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                               MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--   INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $      75,068      $     536,713      $      48,214      $   4,572,088      $     289,627
             2,824            (23,739)             8,375             75,226              8,627
                --                 --                 --                 --                 --
         1,397,565           (461,521)           660,345           (427,034)         2,344,601
     -------------      -------------      -------------      -------------      -------------
         1,475,457             51,453            716,934          4,220,280          2,642,855
     -------------      -------------      -------------      -------------      -------------
        12,558,709         11,550,843          7,989,297         62,557,554         30,225,134
          (148,820)          (111,045)           (30,782)          (510,614)          (126,507)
            (9,982)           (21,357)                --            (16,408)                --
         1,967,194          1,798,730            864,374          6,778,138          3,826,016
           767,872           (163,918)           259,250          3,406,645          1,550,382
     -------------      -------------      -------------      -------------      -------------
        15,134,973         13,053,253          9,082,139         72,215,315         35,475,025
     -------------      -------------      -------------      -------------      -------------
            (2,880)              (410)            (1,506)            (8,981)            (5,577)
     -------------      -------------      -------------      -------------      -------------
        16,607,550         13,104,296          9,797,567         76,426,614         38,112,303
                --                 --                 --                 --                 --
     -------------      -------------      -------------      -------------      -------------
     $  16,607,550      $  13,104,296      $   9,797,567      $  76,426,614      $  38,112,303
     =============      =============      =============      =============      =============

      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
     $     (42,984)     $     151,742      $     132,011       $      33,732      $      16,252
           101,617              8,420              5,578               2,148              1,536
                --                 --                 --                  --                 --
           924,548            318,435          1,078,395             269,166            406,307
     -------------      -------------      -------------       -------------      -------------
           983,181            478,597          1,215,984             305,046            424,095
     -------------      -------------      -------------       -------------      -------------
        10,104,785          9,409,022         11,071,138           2,939,211          4,252,337
           (63,684)           (64,750)           (45,141)            (20,244)           (12,409)
                --             (1,839)            (1,873)                 --                 --
         1,588,488          1,240,638          1,672,577             494,253            786,074
         1,007,218            626,032            604,755             235,857            257,778
     -------------      -------------      -------------       -------------      -------------
        12,636,807         11,209,103         13,301,456           3,649,077          5,283,780
     -------------      -------------      -------------       -------------      -------------
            (1,549)              (941)            (2,453)               (625)              (878)
     -------------      -------------      -------------       -------------      -------------
        13,618,439         11,686,759         14,514,987           3,953,498          5,706,997
                --                 --                 --                  --                 --
     -------------      -------------      -------------       -------------      -------------
     $  13,618,439      $  11,686,759      $  14,514,987       $   3,953,498      $   5,706,997
     =============      =============      =============       =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                             MainStay VP        MainStay VP
                                                             Eagle Asset        Lord Abbett       Alger American
                                                              Management         Developing           Small
                                                           Growth Equity--        Growth--       Capitalization--
                                                            Service Class      Service Class      Class S Shares
                                                           ----------------   ----------------   ----------------
                                                                 2003               2003               2003
                                                           ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..........................   $     (18,715)     $     (14,763)     $     (12,957)
   Net realized gain (loss) on investments...............           8,458              9,907              3,323
   Realized gain distribution received...................              --                 --                 --
   Change in unrealized appreciation (depreciation) on
     investments.........................................         401,277            162,697            265,197
                                                            -------------      -------------      -------------
     Net increase (decrease) in net assets resulting from
       operations........................................         391,020            157,841            255,563
                                                            -------------      -------------      -------------
 Contributions and (Withdrawals):
   Payments received from policyowners...................       5,659,004          3,453,771          3,487,235
   Policyowners' surrenders..............................         (26,883)           (22,215)           (12,836)
   Policyowners' annuity and death benefits..............              --                 --                 --
   Net transfers from (to) Fixed Account.................         760,252            385,802            381,569
   Transfers between Investment Divisions................         332,119            263,554            246,929
                                                            -------------      -------------      -------------
     Net contributions and (withdrawals).................       6,724,492          4,080,912          4,102,897
                                                            -------------      -------------      -------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained
     by the Separate Account.............................            (758)              (157)              (395)
                                                            -------------      -------------      -------------
       Increase (decrease) in net assets.................       7,114,754          4,238,596          4,358,065
NET ASSETS:
   Beginning of year.....................................              --                 --                 --
                                                            -------------      -------------      -------------
   End of year...........................................   $   7,114,754      $   4,238,596      $   4,358,065
                                                            =============      =============      =============


                                                           Janus Aspen Series
                                                               Worldwide        MFS(R) INVESTORS        MFS(R)
                                                                GROWTH--         TRUST SERIES--    RESEARCH SERIES--
                                                             SERVICE SHARES      SERVICE CLASS       SERVICE CLASS
                                                           ------------------   ----------------   -----------------
                                                                  2003                2003               2003
                                                           ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..........................     $      (9,168)     $      (4,088)      $      (6,664)
   Net realized gain (loss) on investments...............             5,488              2,765                 890
   Realized gain distribution received...................                --                 --                  --
   Change in unrealized appreciation (depreciation) on
     investments.........................................           552,083             69,400             119,316
                                                              -------------      -------------       -------------
     Net increase (decrease) in net assets resulting from
       operations........................................           548,403             68,077             113,542
                                                              -------------      -------------       -------------
 Contributions and (Withdrawals):
   Payments received from policyowners...................         5,688,873            840,705           1,261,053
   Policyowners' surrenders..............................           (25,856)            (2,718)             (2,817)
   Policyowners' annuity and death benefits..............                --                 --                  --
   Net transfers from (to) Fixed Account.................           756,492            177,860             189,489
   Transfers between Investment Divisions................           203,774             35,184             212,793
                                                              -------------      -------------       -------------
     Net contributions and (withdrawals).................         6,623,283          1,051,031           1,660,518
                                                              -------------      -------------       -------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained
     by the Separate Account.............................            (1,192)              (151)               (252)
                                                              -------------      -------------       -------------
       Increase (decrease) in net assets.................         7,170,494          1,118,957           1,773,808
NET ASSETS:
   Beginning of year.....................................                --                 --                  --
                                                              -------------      -------------       -------------
   End of year...........................................     $   7,170,494      $   1,118,957       $   1,773,808
                                                              =============      =============       =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(c) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

       DREYFUS IP
       TECHNOLOGY      FIDELITY(R) VIP    FIDELITY(R) VIP    FIDELITY(R) VIP       JANUS ASPEN
        GROWTH--       CONTRAFUND(R)--    EQUITY-INCOME--       MID CAP--       SERIES BALANCED--
     SERVICE SHARES    SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES
    ----------------   ----------------   ----------------   ----------------   -----------------
          2003               2003               2003             2003(c)              2003
-------------------------------------------------------------------------------------------------
     $     (28,950)     $     (62,633)     $     (54,055)     $      (9,128)      $     128,799
            30,527              7,697              9,678              5,852               5,656
                --                 --                 --                 --                  --
           467,105          1,333,185          1,500,408            297,094             917,096
     -------------      -------------      -------------      -------------       -------------
           468,682          1,278,249          1,456,031            293,818           1,051,551
     -------------      -------------      -------------      -------------       -------------
         6,715,921         14,442,367         13,722,795          1,861,787          20,254,818
           (22,108)           (72,874)           (69,883)           (36,974)           (105,144)
                --                 --             (8,028)                --                  --
           585,804          2,527,803          1,661,505            316,111           3,134,124
           446,667          1,042,665            488,394          2,629,850             302,659
     -------------      -------------      -------------      -------------       -------------
         7,726,284         17,939,961         15,794,783          4,770,774          23,586,457
     -------------      -------------      -------------      -------------       -------------
              (670)            (2,511)            (3,060)              (398)             (2,405)
     -------------      -------------      -------------      -------------       -------------
         8,194,296         19,215,699         17,247,754          5,064,194          24,635,603
                --                 --                 --                 --                  --
     -------------      -------------      -------------      -------------       -------------
     $   8,194,296      $  19,215,699      $  17,247,754      $   5,064,194       $  24,635,603
     =============      =============      =============      =============       =============

                          NEUBERGER
                          BERMAN AMT                          VAN KAMPEN UIF
    MFS(R) UTILITIES       MID-CAP         T. ROWE PRICE         EMERGING
        SERIES--           GROWTH--        EQUITY INCOME     MARKETS EQUITY--
     SERVICE CLASS         CLASS S         PORTFOLIO--II         CLASS II
    ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003
-----------------------------------------------------------------------------
     $        (295)     $      (1,867)     $      28,151      $      (6,522)
                 4                231            (11,111)            30,499
                --                 --                 --                 --
            11,177             27,641          1,323,740            234,981
     -------------      -------------      -------------      -------------
            10,886             26,005          1,340,780            258,958
     -------------      -------------      -------------      -------------
           137,548            208,242         13,752,482          1,877,349
                --             (2,463)           (69,148)            (5,182)
                --                 --            (22,489)                --
             9,469            262,967          1,917,938            149,329
               (17)            23,747            911,110            591,097
     -------------      -------------      -------------      -------------
           147,000            492,493         16,489,893          2,612,593
     -------------      -------------      -------------      -------------
               (14)               (50)            18,413               (392)
     -------------      -------------      -------------      -------------
           157,872            518,448         17,849,086          2,871,159
                --                 --                 --                 --
     -------------      -------------      -------------      -------------
     $     157,872      $     518,448      $  17,849,086      $   2,871,159
     =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-III ("Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages(R) Access Variable Annuity and MainStay Access Variable Annuity), Series III policies (LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity), Series IV policies (LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity), Series V policies (LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity) and Series VI policies (LifeStages(R) Premium Plus II Variable Annuity, MainStay Premium Plus II Variable Annuity and AmSouth Premium Plus II Variable Annuity). Sales of the Series II policies were discontinued effective February 28, 2003 for the LifeStages(R) Access Variable Annuity and October 14, 2002 for the MainStay Access Variable Annuity. This account was established to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Variable Insurance Funds, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co. LLC, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

  The following investment divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond--Initial Class
MainStay VP Capital Appreciation--Initial Class
MainStay VP Cash Management
MainStay VP Convertible--Initial Class
MainStay VP Equity Income--Initial Class
MainStay VP Government--Initial Class
MainStay VP Growth Equity--Initial Class
MainStay VP High Yield Corporate Bond--Initial Class
MainStay VP Indexed Equity--Initial Class
MainStay VP International Equity--Initial Class
MainStay VP Mid Cap Core--Initial Class
MainStay VP Mid Cap Growth--Initial Class
MainStay VP Small Cap Growth--Initial Class
MainStay VP Total Return--Initial Class
MainStay VP Value--Initial Class
MainStay VP American Century Income &
  Growth--Initial Class
MainStay VP Dreyfus Large Company Value--Initial Class
MainStay VP Eagle Asset Management Growth
  Equity--Initial Class
MainStay VP Lord Abbett Developing Growth--
  Initial Class
Alger American Small Capitalization--Class O Shares
AmSouth Enhanced Market Fund
AmSouth International Equity Fund
AmSouth Large Cap Fund
AmSouth Mid Cap Fund
Calvert Social Balanced
Dreyfus IP Technology Growth--Initial Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
MFS(R) Investors Trust Series--Initial Class

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth--Class I
T. Rowe Price Equity Income Portfolio
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Equity--Class I
MainStay VP Bond--Service Class
MainStay VP Capital Appreciation--Service Class
MainStay VP Convertible--Service Class
MainStay VP Equity Income--Service Class
MainStay VP Government--Service Class
MainStay VP Growth Equity--Service Class
MainStay VP High Yield Corporate Bond--Service Class
MainStay VP Indexed Equity--Service Class
MainStay VP International Equity--Service Class
MainStay VP Mid Cap Core--Service Class
MainStay VP Mid Cap Growth--Service Class
MainStay VP Small Cap Growth--Service Class
MainStay VP Total Return--Service Class
MainStay VP Value--Service Class
MainStay VP American Century Income & Growth--
  Service Class
MainStay VP Dreyfus Large Company Value--
  Service Class
MainStay Eagle Asset Management Growth
  Equity--Service Class
MainStay VP Lord Abbett Developing Growth--
  Service Class
Alger American Small Capitalization--Class S Shares
Dreyfus IP Technology Growth--Service Shares
Fidelity(R) VIP Contrafund(R)--Service Class 2
Fidelity(R) VIP Equity-Income--Service Class 2
Fidelity(R) VIP Mid Cap--Service Class 2
Janus Aspen Series Balanced--Service Shares
Janus Aspen Series Worldwide Growth--Service Shares
MFS(R) Investors Trust Series--Service Class
MFS(R) Research Series--Service Class
MFS(R) Utilities Series--Service Class
Neuberger Berman AMT Mid-Cap Growth--Class S
T. Rowe Price Equity Income Portfolio--II
Van Kampen UIF Emerging Markets Equity--Class II

  Not all investment divisions are available under all policies.

  For all policies within Series I, III, IV, V and VI, initial premium payments are allocated to the Investment Divisions, Fixed Account(s) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For Series IV policies, there are two Fixed Accounts available, a one year and a three year Fixed Account. For Series I, III, IV, V and VI, subsequent premium payments are allocated to the Investment Divisions, one year Fixed Account, three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the Business Day they are received. For Series II policies, subsequent premium payments are not permitted. In those states where NYLIAC offers a single premium version of the Series III policies, only one premium payment is allowed. In those states where NYLIAC offers a modified version of the Series IV and V policies, subsequent premium payments are allowed only during the first policy year. In addition, for Series I, II, III, V and VI policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC subject to certain restrictions. For Series IV policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one year Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2003, the investments of the Separate Account are as follows:


                                                                                  MAINSTAY VP
                                                            MAINSTAY VP             CAPITAL             MAINSTAY VP
                                                              BOND--             APPRECIATION--            CASH
                                                           INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                                                           --------------------------------------------------------
Number of shares.........................................       20,993                 20,055              240,252
Identified cost..........................................     $284,161               $609,782           $  240,260


                                                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                               MID CAP               MID CAP              SMALL CAP
                                                               CORE--               GROWTH--              GROWTH--
                                                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                                                            ---------------------------------------------------------
Number of shares..........................................        3,658                 6,412                  6,672
Identified cost...........................................     $ 33,451              $ 52,232             $   54,981

  Investment activity for the year ended December 31, 2003, was as follows:


                                                                                  MAINSTAY VP
                                                            MAINSTAY VP             CAPITAL             MAINSTAY VP
                                                              BOND--             APPRECIATION--            CASH
                                                           INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                                                           --------------------------------------------------------
Purchases................................................     $ 80,212               $ 21,876           $  797,222
Proceeds from sales......................................       61,395                 43,995              922,366


                                                            MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                              MID CAP               MID CAP              SMALL CAP
                                                              CORE--               GROWTH--              GROWTH--
                                                           INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                                                           ---------------------------------------------------------
Purchases................................................     $ 14,641              $ 33,386             $   30,823
Proceeds from sales......................................        3,450                 2,349                  5,190

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
         20,851            10,236            23,372            17,127             83,093            28,108             4,074
       $228,463          $ 95,121          $257,543          $405,439           $754,935          $717,959          $ 41,642

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
         16,646            16,873             5,232             4,890            10,402             3,860              4,233
       $312,942          $256,545          $ 56,310          $ 48,380          $161,543          $ 34,556           $ 65,284


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
       $ 46,299          $ 27,944          $ 98,962          $ 18,150           $255,627          $ 60,617          $183,318
         13,119             5,101           131,426            32,210             84,299            54,710           173,526

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
       $ 21,914          $ 23,787          $  9,074          $ 10,165          $ 13,318          $ 10,653           $ 34,841
         25,056            19,363            14,067            12,608            13,729             5,646             33,415

--------------------------------------------------------------------------------


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                             MARKET FUND       EQUITY FUND       LARGE CAP FUND       MID CAP FUND       BALANCED
                            ----------------------------------------------------------------------------------------
Number of shares..........          306               41                 462                 189           22,290
Identified cost...........     $  2,391         $    317            $  3,777            $  1,326         $ 42,135

                                                                                                        VAN KAMPEN
                                                NEUBERGER                                                   UIF
                                MFS(R)         BERMAN AMT                               VAN ECK          EMERGING
                              UTILITIES          MID-CAP         T. ROWE PRICE         WORLDWIDE          MARKETS
                               SERIES--         GROWTH--             EQUITY               HARD           EQUITY--
                            INITIAL CLASS        CLASS I        INCOME PORTFOLIO         ASSETS           CLASS I
                            ----------------------------------------------------------------------------------------
Number of shares..........          135              544               8,576               1,218            4,492
Identified cost...........     $  1,760         $  7,499            $157,810            $ 14,077         $ 40,089


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                             MARKET FUND       EQUITY FUND       LARGE CAP FUND       MID CAP FUND       BALANCED
                            ----------------------------------------------------------------------------------------
Purchases.................     $    674         $    175            $  1,003            $    411         $  9,602
Proceeds from sales.......          165               20                 235                  73            2,919

                                                                                                        VAN KAMPEN
                                                NEUBERGER                                                   UIF
                                MFS(R)         BERMAN AMT                               VAN ECK          EMERGING
                              UTILITIES          MID-CAP         T. ROWE PRICE         WORLDWIDE          MARKETS
                               SERIES--         GROWTH--             EQUITY               HARD           EQUITY--
                            INITIAL CLASS        CLASS I        INCOME PORTFOLIO         ASSETS           CLASS I
                            ----------------------------------------------------------------------------------------
Purchases.................     $  1,403         $  4,945            $ 35,550            $  8,049         $409,273
Proceeds from sales.......          437              836              10,454               3,521          410,915

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                              JANUS ASPEN
                                                            JANUS ASPEN         SERIES            MFS(R)
      DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES           WORLDWIDE         INVESTORS          MFS(R)
      TECHNOLOGY            VIP               VIP           BALANCED--         GROWTH--            TRUST           RESEARCH
       GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
          3,565            15,065             9,764            28,171            11,412             1,967             3,076
       $ 27,034          $351,283          $220,148          $696,376          $462,649          $ 35,507          $ 54,420

                                                                              JANUS ASPEN
                                                            JANUS ASPEN         SERIES            MFS(R)
      DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES           WORLDWIDE         INVESTORS          MFS(R)
      TECHNOLOGY            VIP               VIP           BALANCED--         GROWTH--            TRUST           RESEARCH
       GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
       $ 27,593          $ 31,740          $ 26,448          $ 53,784          $ 98,037          $  3,126          $  3,444
         10,352            20,980            16,541            77,320           128,112             3,937             4,988

--------------------------------------------------------------------------------


                                                                                 MAINSTAY VP
                                                           MAINSTAY VP             CAPITAL              MAINSTAY VP
                                                             BOND--             APPRECIATION--         CONVERTIBLE--
                                                          SERVICE CLASS         SERVICE CLASS          SERVICE CLASS
                                                          -----------------------------------------------------------
Number of shares........................................       1,414                     722                 2,098
Identified cost.........................................    $ 19,909                $ 14,022              $ 21,742


                                                           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                             MID CAP              SMALL CAP               TOTAL
                                                            GROWTH--              GROWTH--               RETURN--
                                                          SERVICE CLASS         SERVICE CLASS         SERVICE CLASS
                                                          ----------------------------------------------------------
Number of shares........................................       1,669                 1,373                    736
Identified cost.........................................    $ 14,726              $ 12,730               $ 11,400


                                                                                 MAINSTAY VP
                                                           MAINSTAY VP             CAPITAL              MAINSTAY VP
                                                             BOND--             APPRECIATION--         CONVERTIBLE--
                                                          SERVICE CLASS         SERVICE CLASS          SERVICE CLASS
                                                          -----------------------------------------------------------
Purchases...............................................    $ 20,384               $ 14,113               $ 22,078
Proceeds from sales.....................................         466                     94                    346


                                                           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                             MID CAP              SMALL CAP               TOTAL
                                                            GROWTH--              GROWTH--               RETURN--
                                                          SERVICE CLASS         SERVICE CLASS         SERVICE CLASS
                                                          ----------------------------------------------------------
Purchases...............................................    $ 15,143               $ 13,697              $ 11,636
Proceeds from sales.....................................         434                  1,068                   245

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


      MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
        EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL      MAINSTAY VP
       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--       MID CAP CORE--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------------------
          1,565             1,226               524              8,155             1,707               710               768
       $ 15,255          $ 13,604          $  9,165           $ 77,060          $ 35,871          $  7,873          $  7,792

                        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                         AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
                          CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN         DREYFUS IP
      MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL           TECHNOLOGY
        VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--      GROWTH--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------------
            974               383               563               627               496                252               955
       $ 13,477          $  3,695          $  5,316          $  6,733          $  4,087           $  4,103          $  7,750


      MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
        EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL      MAINSTAY VP
       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--       MID CAP CORE--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------------------
       $ 15,316          $ 14,288          $  9,303           $ 78,511          $ 36,056          $  7,911          $  7,842
             64               661               147              1,526               193                38                54

                        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                         AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
                          CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN         DREYFUS IP
      MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL           TECHNOLOGY
        VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--      GROWTH--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------------
       $ 13,553          $  3,791          $  5,364          $  6,901          $  4,172           $  4,126          $  8,045
             82                98                49               176                95                 26               326

--------------------------------------------------------------------------------

                                                     FIDELITY(R)                                              JANUS ASPEN
                                  FIDELITY(R)            VIP            FIDELITY(R)        JANUS ASPEN          SERIES
                                      VIP              EQUITY-            VIP MID            SERIES            WORLDWIDE
                                CONTRAFUND(R)--       INCOME--         CAP-- SERVICE       BALANCED--          GROWTH--
                                SERVICE CLASS 2    SERVICE CLASS 2        CLASS 2        SERVICE SHARES     SERVICE SHARES
                                -------------------------------------------------------------------------------------------
Number of shares..............          840                753                212              1,037                280
Identified cost...............     $ 17,933           $ 15,793           $  4,776           $ 23,789           $  6,638


                                                     FIDELITY(R)                                              JANUS ASPEN
                                  FIDELITY(R)            VIP            FIDELITY(R)        JANUS ASPEN          SERIES
                                      VIP              EQUITY-            VIP MID            SERIES            WORLDWIDE
                                CONTRAFUND(R)--       INCOME--         CAP-- SERVICE       BALANCED--          GROWTH--
                                SERVICE CLASS 2    SERVICE CLASS 2        CLASS 2        SERVICE SHARES     SERVICE SHARES
                                -------------------------------------------------------------------------------------------
Purchases.....................     $ 18,048           $ 15,961           $  4,872           $ 24,231           $  6,760
Proceeds from sales...........          123                178                102                447                127

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                           VAN KAMPEN
        MFS(R)                                           NEUBERGER                            UIF
      INVESTORS          MFS(R)           MFS(R)         BERMAN AMT     T. ROWE PRICE       EMERGING
        TRUST           RESEARCH        UTILITIES         MID-CAP           EQUITY          MARKETS
       SERIES--         SERIES--         SERIES--         GROWTH--          INCOME          EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       CLASS S       PORTFOLIO--II       CLASS II
    ---------------------------------------------------------------------------------------------------
             69              134               10               34              886              318
       $  1,053         $  1,660         $    147         $    492         $ 16,551         $  2,642

                                                                                           VAN KAMPEN
        MFS(R)                                           NEUBERGER                            UIF
      INVESTORS          MFS(R)           MFS(R)         BERMAN AMT     T. ROWE PRICE       EMERGING
        TRUST           RESEARCH        UTILITIES         MID-CAP           EQUITY          MARKETS
       SERIES--         SERIES--         SERIES--         GROWTH--          INCOME          EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       CLASS S       PORTFOLIO--II       CLASS II
    ---------------------------------------------------------------------------------------------------
       $  1,111         $  1,685         $    147         $    496         $ 16,707         $  3,390
             62               26               --                3              144              778

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV, V, and VI policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III and LifeStages(R) Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III and MainStay Premium Plus II Variable Annuity and AmSouth Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge.

  For the LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

  For LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

  All surrender charges are recorded with policyowners' surrenders in the accompanying statement of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III, V and VI policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies, this charge is $40 per policy (may be lower in some states). For Series III, IV, and VI policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II, III, IV, V and VI policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV, V and VI policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45%, 1.85% and 1.75%, respectively of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2003 and 2002 were as follows:


                                                                                                       MAINSTAY VP
                                                                   MAINSTAY VP                           CAPITAL
                                                                     BOND--                          APPRECIATION--
                                                                  INITIAL CLASS                       INITIAL CLASS
                                                            -------------------------           -------------------------
                                                             2003             2002(a)            2003             2002(a)
                                                            -------------------------------------------------------------
SERIES I POLICIES
Units Issued............................................        728            4,226                578               992
Units Redeemed..........................................     (2,394)          (1,283)            (2,779)           (4,650)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................     (1,666)           2,943             (2,201)           (3,658)
                                                            =======           =======           =======           =======
SERIES II POLICIES
Units Issued............................................         30              151                  1                28
Units Redeemed..........................................        (79)             (77)               (15)              (40)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................        (49)              74                (14)              (12)
                                                            =======           =======           =======           =======
SERIES III POLICIES
Units Issued............................................      2,704            2,928              1,861             1,738
Units Redeemed..........................................     (1,053)             (96)              (211)             (441)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................      1,651            2,832              1,650             1,297
                                                            =======           =======           =======           =======
SERIES IV POLICIES
Units Issued............................................      1,268              576                577               397
Units Redeemed..........................................       (287)              (5)               (30)               (1)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................        981              571                547               396
                                                            =======           =======           =======           =======
SERIES V POLICIES
Units Issued............................................         28               13                  4                 1
Units Redeemed..........................................         (8)              --                 --                --
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................         20               13                  4                 1
                                                            =======           =======           =======           =======
SERIES VI POLICIES
Units Issued............................................         --               --                 --                --
Units Redeemed..........................................         --               --                 --                --
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................         --               --                 --                --
                                                            =======           =======           =======           =======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
       MAINSTAY VP        CONVERTIBLE--      EQUITY INCOME--      GOVERNMENT--
     CASH MANAGEMENT      INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
    -----------------   -----------------   -----------------   -----------------
    2003(b)   2002(a)    2003     2002(a)    2003     2002(a)    2003     2002(a)
    -----------------------------------------------------------------------------
    16,976    57,342      1,318    1,258      1,161    3,820        801     8,021
    (94,625)  (54,568)     (707)  (1,176)      (338)    (223)    (4,878)   (1,054)
    -------   -------   -------   -------   -------   -------   -------   -------
    (77,649)   2,774        611       82        823    3,597     (4,077)    6,967
    =======   =======   =======   =======   =======   =======   =======   =======
     8,111    21,890         10       73          8       68         61       195
    (30,445)  (11,353)      (51)     (63)       (10)     (12)      (186)      (36)
    -------   -------   -------   -------   -------   -------   -------   -------
    (22,334)  10,537        (41)      10         (2)      56       (125)      159
    =======   =======   =======   =======   =======   =======   =======   =======
    38,546    41,442      2,022    1,790      1,215    1,695      3,379     3,157
    (55,519)  (6,015)      (171)    (207)      (118)     (30)    (2,204)     (113)
    -------   -------   -------   -------   -------   -------   -------   -------
    (16,973)  35,427      1,851    1,583      1,097    1,665      1,175     3,044
    =======   =======   =======   =======   =======   =======   =======   =======
    23,094     7,273        715      398        726      437      1,547       869
    (11,450)  (2,324)       (28)      (2)       (34)     (15)      (771)       (4)
    -------   -------   -------   -------   -------   -------   -------   -------
    11,644     4,949        687      396        692      422        776       865
    =======   =======   =======   =======   =======   =======   =======   =======
     2,390       200         14        1         15       14         47        16
      (469)      (30)        --       --         --       --        (15)       --
    -------   -------   -------   -------   -------   -------   -------   -------
     1,921       170         14        1         15       14         32        16
    =======   =======   =======   =======   =======   =======   =======   =======
     7,586        --         --       --         --       --         --        --
    (4,699)       --         --       --         --       --         --        --
    -------   -------   -------   -------   -------   -------   -------   -------
     2,887        --         --       --         --       --         --        --
    =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------



                                                                                                       MAINSTAY VP
                                                                    MAINSTAY VP                         HIGH YIELD
                                                                  GROWTH EQUITY--                    CORPORATE BOND--
                                                                   INITIAL CLASS                      INITIAL CLASS
                                                              ------------------------           ------------------------
                                                               2003            2002(a)            2003            2002(a)
                                                              -----------------------------------------------------------
SERIES I POLICIES
Units Issued..............................................       286            1,076             5,528            2,095
Units Redeemed............................................    (1,556)          (2,564)           (2,766)          (2,845)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................    (1,270)          (1,488)            2,762             (750)
                                                              ======           ======            ======           ======
SERIES II POLICIES
Units Issued..............................................         5               35               242              157
Units Redeemed............................................       (72)             (46)             (122)             (51)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       (67)             (11)              120              106
                                                              ======           ======            ======           ======
SERIES III POLICIES
Units Issued..............................................     1,067            1,944             5,210            3,178
Units Redeemed............................................      (321)            (320)             (411)            (233)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       746            1,624             4,799            2,945
                                                              ======           ======            ======           ======
SERIES IV POLICIES
Units Issued..............................................       535              369             2,072              785
Units Redeemed............................................       (32)              (2)              (89)              (9)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       503              367             1,983              776
                                                              ======           ======            ======           ======
SERIES V POLICIES
Units Issued..............................................        20                2               110                6
Units Redeemed............................................        --               --                (4)              --
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................        20                2               106                6
                                                              ======           ======            ======           ======
SERIES VI POLICIES
Units Issued..............................................        --               --                --               --
Units Redeemed............................................        --               --                --               --
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................        --               --                --               --
                                                              ======           ======            ======           ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                  MAINSTAY VP        MAINSTAY VP
      MAINSTAY VP           MAINSTAY VP             MID CAP            MID CAP
    INDEXED EQUITY--   INTERNATIONAL EQUITY--        CORE--            GROWTH--
     INITIAL CLASS         INITIAL CLASS         INITIAL CLASS      INITIAL CLASS
    ----------------   ----------------------   ----------------   ----------------
     2003    2002(a)     2003       2002(a)      2003    2002(a)    2003    2002(a)
    -------------------------------------------------------------------------------
       707    1,462        495          512        585    1,212     2,332      965
    (2,167)  (4,453)      (199)        (116)      (212)     (74)     (102)     (52)
    ------   ------     ------       ------     ------   ------    ------   ------
    (1,460)  (2,991)       296          396        373    1,138     2,230      913
    ======   ======     ======       ======     ======   ======    ======   ======
        24       59        131           27          8        9         6       13
       (47)     (33)      (120)         (25)        (1)      (1)       (6)      (1)
    ------   ------     ------       ------     ------   ------    ------   ------
       (23)      26         11            2          7        8        --       12
    ======   ======     ======       ======     ======   ======    ======   ======
     3,350    4,448        712          360        641      405     1,364      586
      (303)    (362)       (83)         (13)       (21)     (10)      (69)     (19)
    ------   ------     ------       ------     ------   ------    ------   ------
     3,047    4,086        629          347        620      395     1,295      567
    ======   ======     ======       ======     ======   ======    ======   ======
     1,231      665        219           81        253      162       409      200
       (52)      (5)        (8)          (1)       (12)     (10)      (16)      (1)
    ------   ------     ------       ------     ------   ------    ------   ------
     1,179      660        211           80        241      152       393      199
    ======   ======     ======       ======     ======   ======    ======   ======
        13        8          4            1          3        1         5        2
        --       --         --           --         --       --        --       --
    ------   ------     ------       ------     ------   ------    ------   ------
        13        8          4            1          3        1         5        2
    ======   ======     ======       ======     ======   ======    ======   ======
        --       --         --           --         --       --        --       --
        --       --         --           --         --       --        --       --
    ------   ------     ------       ------     ------   ------    ------   ------
        --       --         --           --         --       --        --       --
    ======   ======     ======       ======     ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                       MAINSTAY VP
                                                        SMALL CAP         MAINSTAY VP
                                                         GROWTH--        TOTAL RETURN--
                                                      INITIAL CLASS      INITIAL CLASS
                                                     ----------------   ----------------
                                                      2003    2002(a)    2003    2002(a)
                                                     -----------------------------------
SERIES I POLICIES
Units Issued.......................................   1,825    1,455       268      585
Units Redeemed.....................................    (248)    (141)   (1,327)  (2,711)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................   1,577    1,314    (1,059)  (2,126)
                                                     ======   ======    ======   ======
SERIES II POLICIES
Units Issued.......................................       7       11         4       18
Units Redeemed.....................................      (2)      (1)      (40)     (42)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................       5       10       (36)     (24)
                                                     ======   ======    ======   ======
SERIES III POLICIES
Units Issued.......................................   1,184      753     1,241    1,130
Units Redeemed.....................................     (87)     (54)     (135)     (85)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................   1,097      699     1,106    1,045
                                                     ======   ======    ======   ======
SERIES IV POLICIES
Units Issued.......................................     504      245       435      237
Units Redeemed.....................................     (21)      (2)      (24)      (1)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................     483      243       411      236
                                                     ======   ======    ======   ======
SERIES V POLICIES
Units Issued.......................................       9        2        26        1
Units Redeemed.....................................      --       --        (1)      --
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................       9        2        25        1
                                                     ======   ======    ======   ======
SERIES VI POLICIES
Units Issued.......................................      --       --        --       --
Units Redeemed.....................................      --       --        --       --
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................      --       --        --       --
                                                     ======   ======    ======   ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                 MAINSTAY VP
                          MAINSTAY VP         MAINSTAY VP        EAGLE ASSET
      MAINSTAY VP       AMERICAN CENTURY     DREYFUS LARGE        MANAGEMENT
        VALUE--        INCOME & GROWTH--    COMPANY VALUE--    GROWTH EQUITY--
     INITIAL CLASS       INITIAL CLASS       INITIAL CLASS      INITIAL CLASS
    ----------------   ------------------   ----------------   ----------------
     2003    2002(a)    2003     2002(a)     2003    2002(a)    2003    2002(a)
    ---------------------------------------------------------------------------
       451    1,536       221        473       301      493       176      707
    (1,053)  (1,312)   (1,308)      (605)   (1,208)    (390)     (733)  (1,869)
    ------   ------    ------     ------    ------   ------    ------   ------
      (602)     224    (1,087)      (132)     (907)     103      (557)  (1,162)
    ======   ======    ======     ======    ======   ======    ======   ======
        10       45        10         30         3        9        13       26
       (15)     (12)       (5)        (7)       (4)      (2)       (9)      (8)
    ------   ------    ------     ------    ------   ------    ------   ------
        (5)      33         5         23        (1)       7         4       18
    ======   ======    ======     ======    ======   ======    ======   ======
     1,046    1,899       488        348       540      448       989      794
      (141)    (222)      (68)       (11)      (53)    (120)     (142)    (237)
    ------   ------    ------     ------    ------   ------    ------   ------
       905    1,677       420        337       487      328       847      557
    ======   ======    ======     ======    ======   ======    ======   ======
       685      509       132         65       194      102       235      142
       (43)      (4)       (2)        --       (14)      (1)      (14)      (1)
    ------   ------    ------     ------    ------   ------    ------   ------
       642      505       130         65       180      101       221      141
    ======   ======    ======     ======    ======   ======    ======   ======
        16        6        --         --         3       --         4       --
        --       --        --         --        --       --        --       --
    ------   ------    ------     ------    ------   ------    ------   ------
        16        6        --         --         3       --         4       --
    ======   ======    ======     ======    ======   ======    ======   ======
        --       --        --         --        --       --        --       --
        --       --        --         --        --       --        --       --
    ------   ------    ------     ------    ------   ------    ------   ------
        --       --        --         --        --       --        --       --
    ======   ======    ======     ======    ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                         LORD ABBETT           ALGER AMERICAN
                                                     DEVELOPING GROWTH--   SMALL CAPITALIZATION--
                                                        INITIAL CLASS          CLASS O SHARES
                                                     -------------------   -----------------------
                                                       2003     2002(a)       2003       2002(a)
                                                     ---------------------------------------------
SERIES I POLICIES
Units Issued.......................................     581        167         338            501
Units Redeemed.....................................    (380)      (233)       (536)        (1,173)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................     201        (66)       (198)          (672)
                                                      =====      =====       =====         ======
SERIES II POLICIES
Units Issued.......................................      12         15           6             16
Units Redeemed.....................................      (3)        (2)        (34)            (6)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................       9         13         (28)            10
                                                      =====      =====       =====         ======
SERIES III POLICIES
Units Issued.......................................     455        170         778            487
Units Redeemed.....................................     (18)        (5)       (212)          (124)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................     437        165         566            363
                                                      =====      =====       =====         ======
SERIES IV POLICIES
Units Issued.......................................      92         42         135             46
Units Redeemed.....................................      (2)        --          (6)            --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................      90         42         129             46
                                                      =====      =====       =====         ======
SERIES V POLICIES
Units Issued.......................................       1         --           4             --
Units Redeemed.....................................      --         --          --             --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................       1         --           4             --
                                                      =====      =====       =====         ======
SERIES VI POLICIES
Units Issued.......................................      --         --          --             --
Units Redeemed.....................................      --         --          --             --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................      --         --          --             --
                                                      =====      =====       =====         ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        AMSOUTH           AMSOUTH
       ENHANCED        INTERNATIONAL        AMSOUTH           AMSOUTH
      MARKET FUND       EQUITY FUND     LARGE CAP FUND     MID CAP FUND
    ---------------   ---------------   ---------------   ---------------
    2003(b)   2002    2003(b)   2002    2003(b)   2002    2003(b)   2002
    ---------------------------------------------------------------------
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        68     151        16      20       125     219        51       84
       (14)    (39)       (1)    (13)      (32)    (50)       (8)      (8)
     -----    -----    -----    -----    -----    -----    -----    -----
        54     112        15       7        93     169        43       76
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        12      --         3      --        12      --         7       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        12      --         3      --        12      --         7       --
     =====    =====    =====    =====    =====    =====    =====    =====

--------------------------------------------------------------------------------



                                                          CALVERT             DREYFUS IP
                                                          SOCIAL         TECHNOLOGY GROWTH--
                                                         BALANCED           INITIAL SHARES
                                                     -----------------   --------------------
                                                     2003(b)   2002(a)     2003      2002(a)
                                                     ----------------------------------------
SERIES I POLICIES
Units Issued.......................................     155       211      1,387        545
Units Redeemed.....................................    (127)     (252)      (175)       (55)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      28       (41)     1,212        490
                                                     ======    ======     ======     ======
SERIES II POLICIES
Units Issued.......................................       2         5          4         21
Units Redeemed.....................................      (3)       (1)        (9)        (1)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      (1)        4         (5)        20
                                                     ======    ======     ======     ======
SERIES III POLICIES
Units Issued.......................................     502       323        963        299
Units Redeemed.....................................     (31)      (34)      (106)       (13)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................     471       289        857        286
                                                     ======    ======     ======     ======
SERIES IV POLICIES
Units Issued.......................................     175        38        162         51
Units Redeemed.....................................      (3)       --         (6)        --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................     172        38        156         51
                                                     ======    ======     ======     ======
SERIES V POLICIES
Units Issued.......................................       5         1          2         --
Units Redeemed.....................................      --        --         --         --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................       5         1          2         --
                                                     ======    ======     ======     ======
SERIES VI POLICIES
Units Issued.......................................      43        --         --         --
Units Redeemed.....................................      --        --         --         --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      43        --         --         --
                                                     ======    ======     ======     ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               JANUS ASPEN
                                            JANUS ASPEN           SERIES
      FIDELITY(R)        FIDELITY(R)           SERIES           WORLDWIDE
          VIP                VIP             BALANCED--          GROWTH--
    CONTRAFUND(R)--    EQUITY-INCOME--     INSTITUTIONAL      INSTITUTIONAL
     INITIAL CLASS      INITIAL CLASS          SHARES             SHARES
    ----------------   ----------------   ----------------   ----------------
     2003    2002(a)    2003    2002(a)    2003    2002(a)    2003    2002(a)
    -------------------------------------------------------------------------
       678    1,134       645    1,360       662    2,705       419    1,088
    (1,200)  (1,936)   (1,014)  (1,313)   (3,784)  (4,195)   (3,175)  (3,792)
    ------   ------    ------   ------    ------   ------    ------   ------
      (522)    (802)     (369)      47    (3,122)  (1,490)   (2,756)  (2,704)
    ======   ======    ======   ======    ======   ======    ======   ======
        14       32        14       33        18       80         5       49
        (6)      (7)       (7)      (9)      (37)     (61)      (23)      (9)
    ------   ------    ------   ------    ------   ------    ------   ------
         8       25         7       24       (19)      19       (18)      40
    ======   ======    ======   ======    ======   ======    ======   ======
     2,104    1,653     1,194    1,632     2,516    4,145     1,043    1,390
      (247)    (123)     (198)    (317)     (633)    (445)     (370)    (314)
    ------   ------    ------   ------    ------   ------    ------   ------
     1,857    1,530       996    1,315     1,883    3,700       673    1,076
    ======   ======    ======   ======    ======   ======    ======   ======
       682      428       526      274     1,225      891       414      268
       (37)      (3)      (23)      (4)      (77)      (7)      (22)      (1)
    ------   ------    ------   ------    ------   ------    ------   ------
       645      425       503      270     1,148      884       392      267
    ======   ======    ======   ======    ======   ======    ======   ======
        27        5        27        9        47        9         7       --
        (1)      --        (1)      --        (8)      --        --       --
    ------   ------    ------   ------    ------   ------    ------   ------
        26        5        26        9        39        9         7       --
    ======   ======    ======   ======    ======   ======    ======   ======
        --       --        --       --        --       --        --       --
        --       --        --       --        --       --        --       --
    ------   ------    ------   ------    ------   ------    ------   ------
        --       --        --       --        --       --        --       --
    ======   ======    ======   ======    ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                         MFS(R)            MFS(R)
                                                     INVESTORS TRUST      RESEARCH       MFS(R) UTILITIES
                                                        SERIES--          SERIES--           SERIES--
                                                      INITIAL CLASS     INITIAL CLASS      INITIAL CLASS
                                                     ---------------   ---------------   -----------------
                                                     2003    2002(a)   2003    2002(a)    2003    2002(a)
                                                     -----------------------------------------------------
SERIES I POLICIES
Units Issued.......................................    90       482     101       241       57        38
Units Redeemed.....................................  (343)     (647)   (429)     (991)      (5)       (8)
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................  (253)     (165)   (328)     (750)      52        30
                                                     =====    =====    =====    =====    =====     =====
SERIES II POLICIES
Units Issued.......................................     5        17       1         5        2         1
Units Redeemed.....................................    (1)       (5)     (5)       (7)      (1)       --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................     4        12      (4)       (2)       1         1
                                                     =====    =====    =====    =====    =====     =====
SERIES III POLICIES
Units Issued.......................................   145       307     206       328       82        67
Units Redeemed.....................................   (63)     (131)    (77)     (229)     (10)      (36)
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    82       176     129        99       72        31
                                                     =====    =====    =====    =====    =====     =====
SERIES IV POLICIES
Units Issued.......................................    71        57      64        45        4         4
Units Redeemed.....................................    (2)       --      (2)       --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    69        57      62        45        4         4
                                                     =====    =====    =====    =====    =====     =====
SERIES V POLICIES
Units Issued.......................................     6        --       1        --        1        --
Units Redeemed.....................................    --        --      --        --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................     6        --       1        --        1        --
                                                     =====    =====    =====    =====    =====     =====
SERIES VI POLICIES
Units Issued.......................................    --        --      --        --       --        --
Units Redeemed.....................................    --        --      --        --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    --        --      --        --       --        --
                                                     =====    =====    =====    =====    =====     =====

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                 VAN KAMPEN
    NEUBERGER BERMAN                                                 UIF
       AMT MID-CAP       T. ROWE PRICE         VAN ECK            EMERGING
        GROWTH--         EQUITY INCOME        WORLDWIDE       MARKETS EQUITY--
         CLASS I           PORTFOLIO         HARD ASSETS           CLASS I
    -----------------   ---------------   -----------------   -----------------
     2003    2002(a)    2003    2002(a)   2003(b)   2002(a)    2003    2002(a)
    ---------------------------------------------------------------------------
      279       213     1,172    2,380       183       409      233        276
      (17)      (12)    (603)     (722)      (92)      (73)    (285)      (235)
    -----     -----     -----    -----     -----     -----    -----     ------
      262       201      569     1,658        91       336      (52)        41
    =====     =====     =====    =====     =====     =====    =====     ======
        6         4       33        49        11         4       74         11
       (2)       --      (13)      (20)       (2)       (1)      (3)    (1,009)
    -----     -----     -----    -----     -----     -----    -----     ------
        4         4       20        29         9         3       71       (998)
    =====     =====     =====    =====     =====     =====    =====     ======
      212       159     1,439    1,697       227       229      238        342
      (19)       (6)    (218)     (180)      (27)       (5)     (29)       (23)
    -----     -----     -----    -----     -----     -----    -----     ------
      193       153     1,221    1,517       200       224      209        319
    =====     =====     =====    =====     =====     =====    =====     ======
       36        16      690       422        84        50       55         59
       (1)       --      (26)       (2)       (2)      (11)      (3)        (1)
    -----     -----     -----    -----     -----     -----    -----     ------
       35        16      664       420        82        39       52         58
    =====     =====     =====    =====     =====     =====    =====     ======
        7        --       32        14         4        --        1         --
       --        --       (1)       --        --        --       --         --
    -----     -----     -----    -----     -----     -----    -----     ------
        7        --       31        14         4        --        1         --
    =====     =====     =====    =====     =====     =====    =====     ======
       --        --       --        --        26        --       --         --
       --        --       --        --        --        --       --         --
    -----     -----     -----    -----     -----     -----    -----     ------
       --        --       --        --        26        --       --         --
    =====     =====     =====    =====     =====     =====    =====     ======

--------------------------------------------------------------------------------



                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................        318                250                348
Units Redeemed........................................        (22)                (2)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        296                248                347
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        644                475                709
Units Redeemed........................................         (4)                (1)                (2)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        640                474                707
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        602                407                649
Units Redeemed........................................        (10)                (1)                (5)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        592                406                644
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................         43                  8                 49
Units Redeemed........................................         (2)                --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         41                  8                 49
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        339                198                317
Units Redeemed........................................         (1)                (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        338                197                316
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               MAINSTAY VP
                                                                HIGH YIELD
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         CORPORATE         MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--         BOND--        INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
          208                289                162                 929                609
           (1)               (17)                --                  (9)                (3)
          ---                ---                ---               -----              -----
          207                272                162                 920                606
          ===                ===                ===               =====              =====
           --                 --                 --                  --                 --
           --                 --                 --                  --                 --
          ---                ---                ---               -----              -----
           --                 --                 --                  --                 --
          ===                ===                ===               =====              =====
          559                433                274               2,521              1,219
          (10)               (11)                (1)                (26)                (4)
          ---                ---                ---               -----              -----
          549                422                273               2,495              1,215
          ===                ===                ===               =====              =====
          445                435                294               2,234              1,040
           (3)               (10)                (1)                (10)                (2)
          ---                ---                ---               -----              -----
          442                425                293               2,224              1,038
          ===                ===                ===               =====              =====
           11                 43                  4                 256                121
           --                 --                 (1)                 (1)                (1)
          ---                ---                ---               -----              -----
           11                 43                  3                 255                120
          ===                ===                ===               =====              =====
          219                186                130                 811                417
           (1)                (1)                --                  (2)                (3)
          ---                ---                ---               -----              -----
          218                185                130                 809                414
          ===                ===                ===               =====              =====

--------------------------------------------------------------------------------



                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................        114                126                198
Units Redeemed........................................         --                 (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        114                125                197
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        255                237                434
Units Redeemed........................................         (1)                --                 (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        254                237                433
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        247                229                433
Units Redeemed........................................         (1)                (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        246                228                432
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................          7                 16                 16
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................          7                 16                 16
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        121                113                245
Units Redeemed........................................         --                 --                 (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        121                113                244
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
          194                172                224                  45                 73
           (2)                (1)                (1)                 --                 --
          ---                ---                ---                 ---                ---
          192                171                223                  45                 73
          ===                ===                ===                 ===                ===
           --                 --                 --                  --                 --
           --                 --                 --                  --                 --
          ---                ---                ---                 ---                ---
           --                 --                 --                  --                 --
          ===                ===                ===                 ===                ===
          385                401                442                 127                160
           (1)                (2)                (1)                 (1)                --
          ---                ---                ---                 ---                ---
          384                399                441                 126                160
          ===                ===                ===                 ===                ===
          356                300                393                 124                181
           (3)                (1)                (1)                 (1)                --
          ---                ---                ---                 ---                ---
          353                299                392                 123                181
          ===                ===                ===                 ===                ===
            8                 15                 14                   2                 12
           --                 --                 --                  --                 --
          ---                ---                ---                 ---                ---
            8                 15                 14                   2                 12
          ===                ===                ===                 ===                ===
          180                207                185                  53                 80
           --                 (2)                --                  --                 --
          ---                ---                ---                 ---                ---
          180                205                185                  53                 80
          ===                ===                ===                 ===                ===

--------------------------------------------------------------------------------


                                                          MainStay VP        MainStay VP
                                                          Eagle Asset        Lord Abbett       Alger American
                                                           Management         Developing           Small
                                                        Growth Equity--        Growth--       Capitalization--
                                                         Service Class      Service Class      Class S Shares
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................         74                 56                 55
Units Redeemed........................................         --                 (1)                --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         74                 55                 55
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        248                127                130
Units Redeemed........................................         (1)                --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        247                127                130
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        202                118                132
Units Redeemed........................................         (1)                (1)                --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        201                117                132
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................          6                  6                  2
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................          6                  6                  2
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        114                 61                 41
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        114                 61                 41
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(c) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                             JANUS ASPEN
      DREYFUS IP                                                            JANUS ASPEN         SERIES
      TECHNOLOGY     FIDELITY(R) VIP   FIDELITY(R) VIP     FIDELITY(R)         SERIES         WORLDWIDE
       GROWTH--      CONTRAFUND(R)--   EQUITY-INCOME--    VIP MID CAP--      BALANCED--        GROWTH--
    SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE SHARES   SERVICE SHARES
    --------------   ---------------   ---------------   ---------------   --------------   --------------
         2003             2003              2003             2003(c)            2003             2003
    ------------------------------------------------------------------------------------------------------
         105               321               253               199              413              122
          (1)               (3)               (2)               --               (3)              (1)
         ---               ---               ---               ---              ---              ---
         104               318               251               199              410              121
         ===               ===               ===               ===              ===              ===
          --                --                --                --               --               --
          --                --                --                --               --               --
         ---               ---               ---               ---              ---              ---
          --                --                --                --               --               --
         ===               ===               ===               ===              ===              ===
         248               617               505               110              781              223
          (1)               (1)               (1)               (3)              (2)              --
         ---               ---               ---               ---              ---              ---
         247               616               504               107              779              223
         ===               ===               ===               ===              ===              ===
         230               469               424                95              726              196
          --                (2)               (3)               --               (4)              (1)
         ---               ---               ---               ---              ---              ---
         230               467               421                95              722              195
         ===               ===               ===               ===              ===              ===
           9                29                71                 4               42                2
          --                (1)               --                --               --               --
         ---               ---               ---               ---              ---              ---
           9                28                71                 4               42                2
         ===               ===               ===               ===              ===              ===
         112               219               261                44              388               88
          --                --                (1)               --               (1)              --
         ---               ---               ---               ---              ---              ---
         112               219               260                44              387               88
         ===               ===               ===               ===              ===              ===

--------------------------------------------------------------------------------



                                                          MFS(R) INVESTORS        MFS(R)               MFS(R)
                                                           TRUST SERIES--    RESEARCH SERIES--   UTILITIES SERIES--
                                                           SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                                                          ----------------   -----------------   ------------------
                                                                2003               2003                 2003
                                                          ---------------------------------------------------------
SERIES I POLICIES
Units Issued.............................................        12                  35                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        12                  35                  --
                                                                ===                 ===                 ===
SERIES II POLICIES
Units Issued.............................................        --                  --                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        --                  --                  --
                                                                ===                 ===                 ===
SERIES III POLICIES
Units Issued.............................................        32                  58                   7
Units Redeemed...........................................        (3)                 --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        29                  58                   7
                                                                ===                 ===                 ===
SERIES IV POLICIES
Units Issued.............................................        43                  43                   5
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net increase (decrease)................................        43                  43                   5
                                                                ===                 ===                 ===
SERIES V POLICIES
Units Issued.............................................         1                   1                   1
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................         1                   1                   1
                                                                ===                 ===                 ===
SERIES VI POLICIES
Units Issued.............................................        17                  25                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        17                  25                  --
                                                                ===                 ===                 ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



    NEUBERGER BERMAN                       VAN KAMPEN UIF
      AMT MID-CAP       T. ROWE PRICE         EMERGING
        GROWTH--        EQUITY INCOME     MARKETS EQUITY--
        CLASS S         PORTFOLIO--II         CLASS II
    ----------------   ----------------   ----------------
          2003               2003               2003
    ------------------------------------------------------
            1                228                 31
           --                 (4)                --
          ---                ---                ---
            1                224                 31
          ===                ===                ===
           --                 --                 --
           --                 --                 --
          ---                ---                ---
           --                 --                 --
          ===                ===                ===
           10                519                108
           --                 (1)                --
          ---                ---                ---
           10                518                108
          ===                ===                ===
           24                481                 53
           --                 (3)                --
          ---                ---                ---
           24                478                 53
          ===                ===                ===
            7                 85                 --
           --                 (1)                --
          ---                ---                ---
            7                 84                 --
          ===                ===                ===
            5                292                 22
           --                 --                 --
          ---                ---                ---
            5                292                 22
          ===                ===                ===

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2003, 2002, 2001, 2000, and 1999:


                                                                           MAINSTAY VP
                                                                       BOND--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $196,827   $216,196   $158,984   $ 85,728   $ 82,561
Units Outstanding..................................      12,616     14,282     11,339      6,588      6,871
Variable Accumulation Unit Value...................    $  15.60   $  15.14   $  14.02   $  13.01   $  12.02
Total Return.......................................        3.1%       8.0%       7.8%       8.3%      (2.9%)
Investment Income Ratio............................        3.7%       5.1%       6.4%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,536   $  2,094   $  1,100   $    167   $     --
Units Outstanding..................................         121        170         96         16         --
Variable Accumulation Unit Value...................    $  12.68   $  12.32   $  11.43   $  10.62   $     --
Total Return.......................................        2.9%       7.8%       7.6%       6.2%         --
Investment Income Ratio............................        3.3%       5.5%       6.1%

SERIES III POLICIES (c)
Net Assets.........................................    $ 64,492   $ 42,745   $  7,920   $    188   $     --
Units Outstanding..................................       5,189      3,538        706         18         --
Variable Accumulation Unit Value...................    $  12.43   $  12.08   $  11.21   $  10.43   $     --
Total Return.......................................        2.9%       7.7%       7.5%       4.3%         --
Investment Income Ratio............................        4.2%       8.5%      13.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 17,219   $  6,150   $     --   $     --   $     --
Units Outstanding..................................       1,552        571         --         --         --
Variable Accumulation Unit Value...................    $  11.10   $  10.77   $     --   $     --   $     --
Total Return.......................................        3.0%       7.7%         --         --         --
Investment Income Ratio............................        4.8%      18.9%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    356   $    137   $     --   $     --   $     --
Units Outstanding..................................          33         13         --         --         --
Variable Accumulation Unit Value...................    $  10.80   $  10.52   $     --   $     --   $     --
Total Return.......................................        2.6%       5.2%         --         --         --
Investment Income Ratio............................        4.5%      23.5%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                              MAINSTAY VP                                            MAINSTAY VP
                  CAPITAL APPRECIATION--INITIAL CLASS                              CASH MANAGEMENT
          ----------------------------------------------------   ----------------------------------------------------
            2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
          -----------------------------------------------------------------------------------------------------------
          $377,779   $330,249   $553,783   $748,887   $657,329   $163,925   $263,444   $260,067   $164,643   $294,243
            23,240     25,441     29,099     29,793     23,024    130,435    208,084    205,310    133,091    248,786
          $  16.26   $  12.98   $  19.03   $  25.14   $  28.55   $   1.26   $   1.27   $   1.27   $   1.24   $   1.18
             25.2%     (31.8%)    (24.3%)    (12.0%)     23.7%      (0.7%)     (0.1%)      2.4%       4.6%       3.4%
              0.2%       0.1%       0.1%                             0.7%       1.3%       3.6%

          $    976   $    847   $  1,333   $  1,171   $     --   $  3,796   $ 27,216   $ 16,214   $  4,180   $     --
               160        174        186        123         --      3,657     25,991     15,454      4,074         --
          $   6.11   $   4.88   $   7.17   $   9.48   $     --   $   1.04   $   1.05   $   1.05   $   1.03   $     --
             25.0%     (31.9%)    (24.4%)     (5.2%)        --      (0.9%)     (0.2%)      2.3%       2.6%         --
              0.2%       0.1%       0.1%                             0.7%       1.4%       3.4%

          $ 25,919   $ 13,383   $ 11,161   $  1,817   $     --   $ 50,236   $ 68,335   $ 31,624   $  2,635   $     --
             4,651      3,001      1,704        210         --     48,830     65,803     30,376      2,586         --
          $   5.57   $   4.46   $   6.55   $   8.67   $     --   $   1.03   $   1.04   $   1.04   $   1.02   $     --
             25.0%     (31.9%)    (24.5%)    (13.3%)        --      (0.9%)     (0.3%)      2.1%       1.9%         --
              0.3%       0.1%       0.2%                             0.7%       1.3%       3.0%

          $  8,812   $  2,958   $     --   $     --   $     --   $ 16,441   $  4,942   $     --   $     --   $     --
               943        396         --         --         --     16,593      4,949         --         --         --
          $   9.34   $   7.46   $     --   $     --   $     --   $   0.99   $   1.00   $     --   $     --   $     --
             25.2%     (25.4%)        --         --         --      (0.8%)     (0.1%)        --         --         --
              0.3%       0.5%         --                             0.6%       1.1%         --

          $     60   $     14   $     --   $     --   $     --   $  2,061   $    170   $     --   $     --   $     --
                 5          1         --         --         --      2,091        170         --         --         --
          $  11.47   $   9.20   $     --   $     --   $     --   $   0.99   $   1.00   $     --   $     --   $     --
             24.7%      (8.0%)        --         --         --      (1.2%)     (0.3%)        --         --         --
              0.3%       1.1%         --                             0.6%       1.0%         --

          $     --   $     --   $     --   $     --   $     --   $  2,868   $     --   $     --   $     --   $     --
                --         --         --         --         --      2,887         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $   0.99   $     --   $     --   $     --   $     --
                --         --         --         --         --      (0.7%)        --         --         --         --
                --         --         --                             0.6%         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                    CONVERTIBLE--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $169,402   $132,023   $144,131   $125,337   $ 65,034
Units Outstanding..................................      10,078      9,467      9,385      7,873      3,826
Variable Accumulation Unit Value...................    $  16.81   $  13.95   $  15.36   $  15.92   $  17.00
Total Return.......................................       20.5%      (9.2%)     (3.5%)     (6.3%)     40.0%
Investment Income Ratio............................        2.4%       2.7%       3.8%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,599   $  1,651   $  1,733   $  1,356   $     --
Units Outstanding..................................         168        209        199        150         --
Variable Accumulation Unit Value...................    $   9.50   $   7.89   $   8.71   $   9.04   $     --
Total Return.......................................       20.4%      (9.3%)     (3.7%)     (9.6%)        --
Investment Income Ratio............................        2.0%       2.6%       3.9%

SERIES III POLICIES (c)
Net Assets.........................................    $ 41,469   $ 20,475   $  9,385   $    703   $     --
Units Outstanding..................................       4,559      2,708      1,125         81         --
Variable Accumulation Unit Value...................    $   9.10   $   7.56   $   8.34   $   8.67   $     --
Total Return.......................................       20.3%      (9.4%)     (3.8%)     (1.3%)        --
Investment Income Ratio............................        2.8%       4.0%       7.5%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 12,094   $  3,675   $     --   $     --   $     --
Units Outstanding..................................       1,083        396         --         --         --
Variable Accumulation Unit Value...................    $  11.17   $   9.27   $     --   $     --   $     --
Total Return.......................................       20.5%      (7.3%)        --         --         --
Investment Income Ratio............................        3.0%      11.7%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    193   $     13   $     --   $     --   $     --
Units Outstanding..................................          15          1         --         --         --
Variable Accumulation Unit Value...................    $  12.44   $  10.37   $     --   $     --   $     --
Total Return.......................................       20.0%       3.7%         --         --         --
Investment Income Ratio............................        4.1%      14.2%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


             MAINSTAY VP
                EQUITY                                   MAINSTAY VP
        INCOME--INITIAL CLASS                     GOVERNMENT--INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $ 65,297   $ 44,528   $ 17,502   $169,701   $230,480   $115,641   $ 59,775   $ 60,001
       6,201      5,378      1,781     11,183     15,260      8,293      4,508      5,008
    $  10.53   $   8.28   $   9.83   $  15.17   $  15.10   $  13.94   $  13.26   $  11.98
       27.2%     (15.8%)     (1.7%)      0.5%       8.3%       5.1%      10.7%      (3.1%)
        1.1%       1.3%       1.6%       3.6%       4.1%       5.4%

    $    678   $    549   $    109   $  1,957   $  3,456   $  1,420   $    281   $     --
          65         67         11        162        287        128         27         --
    $  10.45   $   8.23   $   9.78   $  12.07   $  12.04   $  11.13   $  10.60   $     --
       27.0%     (15.9%)     (2.2%)      0.3%       8.2%       5.0%       6.0%         --
        1.0%       1.6%       2.4%       2.9%       4.5%       5.5%

    $ 30,861   $ 15,132   $  1,409   $ 59,899   $ 45,740   $  8,792   $     47   $     --
       2,903      1,806        141      5,017      3,842        798          5         --
    $  10.63   $   8.38   $   9.96   $  11.94   $  11.91   $  11.01   $  10.49   $     --
       26.9%     (15.9%)     (0.4%)      0.3%       8.1%       5.0%       5.0%         --
        1.2%       2.1%       3.2%       4.2%       6.0%      10.7%

    $ 11,463   $  3,414   $     --   $ 17,692   $  9,291   $     --   $     --   $     --
       1,114        422         --      1,641        865         --         --         --
    $  10.29   $   8.09   $     --   $  10.78   $  10.74   $     --   $     --   $     --
       27.1%     (19.1%)        --       0.4%       7.4%         --         --         --
        1.3%       3.9%         --       4.4%      13.1%         --

    $    302   $    113   $     --   $    508   $    168   $     --   $     --   $     --
          29         14         --         48         16         --         --         --
    $  10.37   $   8.19   $     --   $  10.52   $  10.52   $     --   $     --   $     --
       26.6%     (18.1%)        --         --       5.2%         --         --         --
        1.2%       3.5%         --       5.0%      15.1%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                   GROWTH EQUITY--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $278,265   $244,017   $359,198   $419,759   $317,273
Units Outstanding..................................      13,689     14,959     16,447     15,714     11,321
Variable Accumulation Unit Value...................    $  20.33   $  16.31   $  21.84   $  26.71   $  28.02
Total Return.......................................       24.6%     (25.3%)    (18.2%)     (4.7%)     28.2%
Investment Income Ratio............................        1.0%       0.9%       0.7%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,077   $  1,249   $  1,763   $  1,300   $     --
Units Outstanding..................................         152        219        230        139         --
Variable Accumulation Unit Value...................    $   7.10   $   5.71   $   7.65   $   9.37   $     --
Total Return.......................................       24.4%     (25.4%)    (18.4%)     (6.3%)        --
Investment Income Ratio............................        0.9%       0.9%       0.7%

SERIES III POLICIES (c)
Net Assets.........................................    $ 31,601   $ 21,125   $ 15,827   $  1,542   $     --
Units Outstanding..................................       4,424      3,678      2,054        163         --
Variable Accumulation Unit Value...................    $   7.14   $   5.74   $   7.70   $   9.44   $     --
Total Return.......................................       24.4%     (25.5%)    (18.4%)     (5.6%)        --
Investment Income Ratio............................        1.2%       1.2%       1.4%

SERIES IV POLICIES (d)
Net Assets.........................................    $  8,754   $  2,967   $     --   $     --   $     --
Units Outstanding..................................         870        367         --         --         --
Variable Accumulation Unit Value...................    $  10.07   $   8.08   $     --   $     --   $     --
Total Return.......................................       24.6%     (19.2%)        --         --         --
Investment Income Ratio............................        1.3%       4.6%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    247   $     19   $     --   $     --   $     --
Units Outstanding..................................          22          2         --         --         --
Variable Accumulation Unit Value...................    $  11.37   $   9.16   $     --   $     --   $     --
Total Return.......................................       24.1%      (8.4%)        --         --         --
Investment Income Ratio............................        1.6%       6.0%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
               CORPORATE BOND--INITIAL CLASS                          INDEXED EQUITY--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $617,551   $417,268   $426,004   $374,764   $400,993   $535,415   $447,495   $647,391   $755,167   $684,701
      30,240     27,478     28,228     25,693     25,509     25,814     27,274     30,265     30,595     24,805
    $  20.42   $  15.19   $  15.09   $  14.59   $  15.72   $  20.74   $  16.41   $  21.39   $  24.68   $  27.60
       34.5%       0.6%       3.4%      (7.2%)     11.3%      26.4%     (23.3%)    (13.3%)    (10.6%)     19.0%
        8.0%      10.4%      12.1%                             1.4%       1.2%       1.0%

    $  4,851   $  2,462   $  1,428   $    793   $     --   $  1,788   $  1,559   $  1,826   $  1,266   $     --
         375        255        149         85         --        227        250        224        135         --
    $  12.95   $   9.65   $   9.60   $   9.29   $     --   $   7.87   $   6.23   $   8.14   $   9.40   $     --
       34.3%       0.5%       3.3%      (7.1%)        --      26.2%     (23.4%)    (13.4%)     (6.0%)        --
        9.3%      15.7%      14.2%                             1.3%       1.4%       1.1%

    $118,930   $ 43,111   $ 15,118   $    498   $     --   $ 70,812   $ 37,642   $ 16,799   $  1,988   $     --
       9,345      4,546      1,601         54         --      9,253      6,206      2,120        217         --
    $  12.73   $   9.48   $   9.44   $   9.15   $     --   $   7.65   $   6.07   $   7.92   $   9.16   $     --
       34.2%       0.4%       3.2%      (8.5%)        --      26.2%     (23.5%)    (13.5%)     (8.4%)        --
        9.3%      17.1%      28.7%                             1.6%       1.8%       2.3%

    $ 35,842   $  7,503   $     --   $     --   $     --   $ 19,067   $  5,417   $     --   $     --   $     --
       2,759        776         --         --         --      1,839        660         --         --         --
    $  12.99   $   9.67   $     --   $     --   $     --   $  10.37   $   8.20   $     --   $     --   $     --
       34.4%      (3.3%)        --         --         --      26.4%     (18.0%)        --         --         --
       10.4%      44.0%         --                             1.8%       6.1%         --

    $  1,542   $     66   $     --   $     --   $     --   $    264   $     76   $     --   $     --   $     --
         112          6         --         --         --         21          8         --         --         --
    $  13.75   $  10.27   $     --   $     --   $     --   $  12.39   $   9.84   $     --   $     --   $     --
       33.9%       2.7%         --         --         --      25.8%      (1.6%)        --         --         --
       11.9%      50.4%         --                             1.7%       8.6%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                               INTERNATIONAL EQUITY--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 34,845   $ 23,569   $ 19,878   $ 23,737   $ 22,729
Units Outstanding..................................       2,229      1,933      1,537      1,556      1,204
Variable Accumulation Unit Value...................    $  15.63   $  12.19   $  12.94   $  15.26   $  18.88
Total Return.......................................       28.2%      (5.7%)    (15.2%)    (19.2%)     26.3%
Investment Income Ratio............................        2.1%       1.5%       1.4%

SERIES II POLICIES (b)
Net Assets.........................................    $    425   $    257   $    254   $    169   $     --
Units Outstanding..................................          45         34         32         18         --
Variable Accumulation Unit Value...................    $   9.54   $   7.45   $   7.92   $   9.35   $     --
Total Return.......................................       28.0%      (5.9%)    (15.3%)     (6.5%)        --
Investment Income Ratio............................        0.4%       0.2%       0.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 10,625   $  3,599   $  1,063   $    111   $     --
Units Outstanding..................................       1,110        481        134         12         --
Variable Accumulation Unit Value...................    $   9.57   $   7.48   $   7.95   $   9.40   $     --
Total Return.......................................       27.9%      (5.9%)    (15.4%)     (6.0%)        --
Investment Income Ratio............................        2.3%       2.5%       1.8%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,285   $    707   $     --   $     --   $     --
Units Outstanding..................................         291         80         --         --         --
Variable Accumulation Unit Value...................    $  11.30   $   8.82   $     --   $     --   $     --
Total Return.......................................       28.1%     (11.8%)        --         --         --
Investment Income Ratio............................        2.6%       5.9%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     62   $     14   $     --   $     --   $     --
Units Outstanding..................................           5          1         --         --         --
Variable Accumulation Unit Value...................    $  12.49   $   9.79   $     --   $     --   $     --
Total Return.......................................       27.6%      (2.1%)        --         --         --
Investment Income Ratio............................        2.1%       6.6%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


             MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
               MID CAP                         MID CAP                        SMALL CAP
         CORE--INITIAL CLASS            GROWTH--INITIAL CLASS           GROWTH--INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
     2003       2002       2001      2003       2002       2001      2003       2002       2001
    ---------------------------------------------------------------------------------------------
    $24,078   $ 15,024   $  6,859   $36,546   $ 11,317   $  7,773   $40,155   $ 17,889   $ 12,197
      2,245      1,872        734     3,998      1,768        855     4,177      2,600      1,286
    $ 10.73   $   8.03   $   9.35   $  9.14   $   6.40   $   9.09   $  9.61   $   6.88   $   9.48
      33.6%     (14.1%)     (6.5%)    42.8%     (29.6%)     (9.1%)    39.7%     (27.4%)     (5.2%)
       0.5%       0.4%       0.4%        --         --         --        --         --         --

    $   170   $     69   $     --   $   198   $    142   $     55   $   426   $    267   $    268
         15          8         --        17         17          5        43         38         28
    $ 11.57   $   8.67   $     --   $ 11.68   $   8.19   $  11.65   $  9.86   $   7.07   $   9.76
      33.4%     (13.3%)        --     42.6%     (29.7%)     16.5%     39.5%     (27.5%)     (2.4%)
       0.5%       0.5%         --        --         --         --        --         --         --

    $11,573   $  3,510   $    241   $17,706   $  3,961   $    365   $17,970   $  5,362   $    786
      1,040        420         25     1,901        606         39     1,879        782         83
    $ 11.13   $   8.35   $   9.74   $  9.32   $   6.54   $   9.30   $  9.56   $   6.86   $   9.47
      33.3%     (14.3%)     (2.6%)    42.5%     (29.7%)     (7.0%)    39.4%     (27.6%)     (5.3%)
       0.6%       0.7%       1.3%        --         --         --        --         --         --

    $ 4,278   $  1,240   $     --   $ 5,924   $  1,392   $     --   $ 7,514   $  1,798   $     --
        393        152         --       592        199         --       726        243         --
    $ 10.88   $   8.14   $     --   $ 10.01   $   7.01   $     --   $ 10.35   $   7.41   $     --
      33.5%     (18.6%)        --     42.7%     (29.9%)        --     39.7%     (25.9%)        --
       0.5%       1.0%         --        --         --         --        --         --         --

    $    45   $     10   $     --   $   107   $     15   $     --   $   126   $     14   $     --
          4          1         --         7          2         --        11          2         --
    $ 12.90   $   9.70   $     --   $ 14.50   $  10.20   $     --   $ 11.55   $   8.31   $     --
      33.0%      (3.0%)        --     42.1%       2.0%         --     39.1%     (16.9%)        --
       0.6%       1.1%         --        --         --         --        --         --         --

    $    --   $     --   $     --   $    --   $     --   $     --   $    --   $     --   $     --
         --         --         --        --         --         --        --         --         --
    $    --   $     --   $     --   $    --   $     --   $     --   $    --   $     --   $     --
         --         --         --        --         --         --        --         --         --
         --         --         --        --         --         --        --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                   Total Return--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $233,917   $213,473   $296,704   $338,661   $305,978
Units Outstanding..................................      13,754     14,813     16,939     17,027     14,509
Variable Accumulation Unit Value...................    $  17.01   $  14.41   $  17.52   $  19.89   $  21.09
Total Return.......................................       18.0%     (17.7%)    (11.9%)     (5.7%)     15.4%
Investment Income Ratio............................        1.9%       2.3%       2.5%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,895   $  1,847   $  2,444   $  2,730   $     --
Units Outstanding..................................         242        278        302        297         --
Variable Accumulation Unit Value...................    $   7.83   $   6.64   $   8.09   $   9.20   $     --
Total Return.......................................       17.8%     (17.8%)    (12.1%)     (8.0%)        --
Investment Income Ratio............................        1.7%       2.4%       3.1%

SERIES III POLICIES (c)
Net Assets.........................................    $ 21,510   $ 11,221   $  5,557   $    495   $     --
Units Outstanding..................................       2,868      1,762        717         56         --
Variable Accumulation Unit Value...................    $   7.50   $   6.37   $   7.75   $   8.82   $     --
Total Return.......................................       17.8%     (17.9%)    (12.1%)    (11.8%)        --
Investment Income Ratio............................        2.3%       3.6%       5.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $  6,662   $  2,063   $     --   $     --   $     --
Units Outstanding..................................         647        236         --         --         --
Variable Accumulation Unit Value...................    $  10.29   $   8.73   $     --   $     --   $     --
Total Return.......................................       18.0%     (12.7%)        --         --         --
Investment Income Ratio............................        2.6%      11.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    305   $     12   $     --   $     --   $     --
Units Outstanding..................................          26          1         --         --         --
Variable Accumulation Unit Value...................    $  11.67   $   9.93   $     --   $     --   $     --
Total Return.......................................       17.5%      (0.7%)        --         --         --
Investment Income Ratio............................        3.1%      23.1%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                               MAINSTAY VP
                        MAINSTAY VP                                          AMERICAN CENTURY
                    VALUE--INITIAL CLASS                              INCOME & GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $202,324   $169,824   $213,977   $168,711   $165,397   $ 44,045   $ 43,336   $ 55,929   $ 60,445   $ 50,328
      11,104     11,706     11,482      8,963      9,782      4,374      5,461      5,593      5,454      3,997
    $  18.22   $  14.51   $  18.64   $  18.82   $  16.91   $  10.07   $   7.94   $  10.00   $  11.08   $  12.59
       25.6%     (22.2%)     (1.0%)     11.3%       7.3%      26.9%     (20.6%)     (9.8%)    (12.0%)     16.0%
        1.6%       1.4%       1.6%                             1.4%       1.1%       0.8%

    $  1,072   $    903   $    802   $    239   $     --   $    309   $    213   $     71   $    154   $     --
         101        106         73         22         --         37         32          9         17         --
    $  10.64   $   8.49   $  10.92   $  11.04   $     --   $   8.33   $   6.57   $   8.29   $   9.21   $     --
       25.4%     (22.3%)     (1.1%)     10.4%         --      26.7%     (20.8%)    (10.0%)     (7.9%)        --
        1.6%       1.5%       2.2%                             1.6%       1.8%       0.9%

    $ 36,811   $ 22,026   $ 10,836   $     69   $     --   $  7,574   $  3,274   $  1,388   $    218   $     --
       3,619      2,714      1,037          7         --        927        507        170         24         --
    $  10.17   $   8.11   $  10.44   $  10.57   $     --   $   8.17   $   6.45   $   8.15   $   9.05   $     --
       25.4%     (22.3%)     (1.2%)      5.7%         --      26.7%     (20.8%)     (9.9%)     (9.5%)        --
        1.8%       2.1%       3.9%                             1.8%       1.7%       1.6%

    $ 11,041   $  3,870   $     --   $     --   $     --   $  2,018   $    529   $     --   $     --   $     --
       1,147        505         --         --         --        195         65         --         --         --
    $   9.63   $   7.67   $     --   $     --   $     --   $  10.34   $   8.15   $     --   $     --   $     --
       25.5%     (23.3%)        --         --         --      26.8%     (18.5%)        --         --         --
        1.9%       6.1%         --                             1.9%       6.2%         --

    $    230   $     50   $     --   $     --   $     --   $      1   $     --   $     --   $     --   $     --
          22          6         --         --         --         --         --         --         --         --
    $  10.43   $   8.34   $     --   $     --   $     --   $  11.44   $     --   $     --   $     --   $     --
       25.0%     (16.6%)        --         --         --      14.4%         --         --         --         --
        2.0%       8.9%         --                             4.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                             Dreyfus
                                                                Large Company Value--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 34,701   $ 34,818   $ 44,680   $ 37,822   $ 25,701
Units Outstanding..................................       3,407      4,314      4,211      3,356      2,397
Variable Accumulation Unit Value...................    $  10.18   $   8.07   $  10.61   $  11.27   $  10.72
Total Return.......................................       26.2%     (23.9%)     (5.9%)      5.1%       5.2%
Investment Income Ratio............................        0.8%       0.6%       0.8%

SERIES II POLICIES (b)
Net Assets.........................................    $    374   $    309   $    336   $    178   $     --
Units Outstanding..................................          40         41         34         17         --
Variable Accumulation Unit Value...................    $   9.43   $   7.49   $   9.86   $  10.49   $     --
Total Return.......................................       26.0%     (24.0%)     (6.0%)      4.9%         --
Investment Income Ratio............................        0.8%       0.6%       0.8%

SERIES III POLICIES (c)
Net Assets.........................................    $ 11,630   $  5,637   $  4,231   $    147   $     --
Units Outstanding..................................       1,249        762        434         14         --
Variable Accumulation Unit Value...................    $   9.31   $   7.40   $   9.74   $  10.37   $     --
Total Return.......................................       25.9%     (24.1%)     (6.1%)      3.7%         --
Investment Income Ratio............................        1.0%       0.8%       1.8%

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,835   $    810   $     --   $     --   $     --
Units Outstanding..................................         281        101         --         --         --
Variable Accumulation Unit Value...................    $  10.07   $   7.99   $     --   $     --   $     --
Total Return.......................................       26.1%     (20.1%)        --         --         --
Investment Income Ratio............................        1.1%       2.5%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     46   $     --   $     --   $     --   $     --
Units Outstanding..................................           3         --         --         --         --
Variable Accumulation Unit Value...................    $  13.28   $     --   $     --   $     --   $     --
Total Return.......................................       32.8%         --         --         --         --
Investment Income Ratio............................        1.8%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        MAINSTAY VP                                            MAINSTAY VP
                        EAGLE ASSET                                            LORD ABBETT
                         MANAGEMENT                                             DEVELOPING
                GROWTH EQUITY--INITIAL CLASS                              GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $ 97,271   $ 82,525   $132,751   $157,719   $ 52,015   $ 25,669   $ 17,566   $ 25,662   $ 29,808   $ 27,072
       7,818      8,375      9,537      9,323      2,730      3,094      2,893      2,959      3,141      2,276
    $  12.44   $   9.85   $  13.92   $  16.92   $  19.06   $   8.30   $   6.07   $   8.67   $   9.49   $  11.89
       26.3%     (29.2%)    (17.7%)    (11.2%)     63.2%      36.6%     (30.0%)     (8.6%)    (20.2%)     30.4%
        0.2%       0.1%         --                               --         --         --

    $    633   $    479   $    537   $    528   $     --   $    225   $    109   $     52   $     85   $     --
          91         87         69         55         --         28         19          6          9         --
    $   6.96   $   5.52   $   7.81   $   9.51   $     --   $   7.95   $   5.83   $   8.33   $   9.13   $     --
       26.1%     (29.3%)    (17.9%)     (4.9%)        --      36.4%     (30.1%)     (8.8%)     (8.7%)        --
        0.2%       0.1%         --                               --         --         --

    $ 16,377   $  8,998   $  9,015   $  1,686   $     --   $  5,667   $  1,601   $    906   $     40   $     --
       2,754      1,907      1,350        207         --        710        273        108          4         --
    $   5.95   $   4.72   $   6.68   $   8.13   $     --   $   7.99   $   5.86   $   8.38   $   9.19   $     --
       26.0%     (29.4%)    (17.8%)    (18.7%)        --      36.3%     (30.1%)     (8.8%)     (8.1%)        --
        0.2%       0.1%         --                               --         --         --

    $  3,610   $  1,117   $     --   $     --   $     --   $  1,394   $    321   $     --   $     --   $     --
         362        141         --         --         --        132         42         --         --         --
    $   9.97   $   7.90   $     --   $     --   $     --   $  10.54   $   7.72   $     --   $     --   $     --
       26.2%     (21.0%)        --         --         --      36.5%     (22.8%)        --         --         --
        0.2%       0.3%         --                               --         --         --

    $     48   $     --   $     --   $     --   $     --   $      8   $     --   $     --   $     --   $     --
           4         --         --         --         --          1         --         --         --         --
    $  12.08   $   9.60   $     --   $     --   $     --   $  13.13   $     --   $     --   $     --   $     --
       25.8%      (4.0%)        --         --         --      31.3%         --         --         --         --
        0.3%         --         --                               --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             Alger
                                                                            American
                                                                             Small
                                                                 Capitalization--Class O Shares
                                                       --------------------------------------------------
                                                        2003       2002       2001       2000      1999
                                                       --------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $60,347   $ 44,207   $ 66,445   $ 93,083   $51,860
Units Outstanding..................................      6,994      7,192      7,864      7,657     3,063
Variable Accumulation Unit Value...................    $  8.63   $   6.15   $   8.45   $  12.16   $ 16.93
Total Return.......................................      40.4%     (27.3%)    (30.5%)    (28.2%)    41.4%
Investment Income Ratio............................         --         --       0.1%

SERIES II POLICIES (b)
Net Assets.........................................    $   418   $    417   $    514   $    588   $    --
Units Outstanding..................................         69         97         87         69        --
Variable Accumulation Unit Value...................    $  6.05   $   4.31   $   5.94   $   8.56   $    --
Total Return.......................................      40.2%     (27.4%)    (30.6%)    (14.4%)       --
Investment Income Ratio............................         --         --         --

SERIES III POLICIES (c)
Net Assets.........................................    $10,455   $  5,200   $  5,162   $  1,125   $    --
Units Outstanding..................................      1,865      1,299        936        142        --
Variable Accumulation Unit Value...................    $  5.61   $   4.00   $   5.51   $   7.95   $    --
Total Return.......................................      40.1%     (27.4%)    (30.7%)    (20.5%)       --
Investment Income Ratio............................         --         --         --

SERIES IV POLICIES (d)
Net Assets.........................................    $ 2,010   $    376   $     --   $     --   $    --
Units Outstanding..................................        175         46         --         --        --
Variable Accumulation Unit Value...................    $ 11.49   $   8.19   $     --   $     --   $    --
Total Return.......................................      40.3%     (18.1%)        --         --        --
Investment Income Ratio............................         --         --         --

SERIES V POLICIES (e)
Net Assets.........................................    $    54   $     --   $     --   $     --   $    --
Units Outstanding..................................          4         --         --         --        --
Variable Accumulation Unit Value...................    $ 13.52   $     --   $     --   $     --   $    --
Total Return.......................................      35.2%         --         --         --        --
Investment Income Ratio............................         --         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $    --   $     --   $     --   $     --   $    --
Units Outstanding..................................         --         --         --         --        --
Variable Accumulation Unit Value...................    $    --   $     --   $     --   $     --   $    --
Total Return.......................................         --         --         --         --        --
Investment Income Ratio............................         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                     AMSOUTH                          AMSOUTH                          AMSOUTH
                     ENHANCED                      INTERNATIONAL                        LARGE
                   MARKET FUND                      EQUITY FUND                        CAP FUND
          ------------------------------   ------------------------------   ------------------------------
            2003       2002       2001       2003       2002       2001       2003       2002       2001
          ------------------------------------------------------------------------------------------------
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $  2,415   $  1,562   $  1,112   $    361   $    139   $    116   $  3,889   $  2,526   $  1,883
               293        239        127         36         21         14        478        385        216
          $   8.24   $   6.53   $   8.75   $  10.16   $   6.71   $   8.16   $   8.13   $   6.57   $   8.72
             26.2%      25.4%     (12.5%)     51.3%     (17.7%)    (18.4%)     23.8%     (24.7%)    (12.8%)
              0.8%       0.5%       0.1%       0.9%       0.3%         --       0.2%       0.2%         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $    133   $     --   $     --   $     32   $     --   $     --   $    134   $     --   $     --
                12         --         --          3         --         --         12         --         --
          $  11.29   $     --   $     --   $  12.59   $     --   $     --   $  10.99   $     --   $     --
             12.9%         --         --      25.9%         --         --       9.9%         --         --
              1.1%         --         --       3.1%         --         --       0.4%         --         --


                     AMSOUTH
                   MID CAP FUND
          ------------------------------
            2003       2002       2001
          ------------------------------
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $  1,412   $    826   $    515
               189        146         70
          $   7.48   $   5.66   $   7.38
             32.0%     (23.2%)    (26.2%)
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     86   $     --   $     --
                 7         --         --
          $  11.78   $     --   $     --
             17.8%         --         --
                --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                             CALVERT
                                                                              SOCIAL
                                                                             BALANCED
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 27,683   $ 23,139   $ 27,380   $ 26,540   $ 18,487
Units Outstanding..................................       1,655      1,627      1,668      1,484        987
Variable Accumulation Unit Value...................    $  16.73   $  14.22   $  16.41   $  17.89   $  18.72
Total Return.......................................       17.7%     (13.4%)     (8.3%)     (4.5%)     10.7%
Investment Income Ratio............................        2.0%       2.7%       3.9%

SERIES II POLICIES (b)
Net Assets.........................................    $    125   $    111   $     98   $    103   $     --
Units Outstanding..................................          14         15         11         11         --
Variable Accumulation Unit Value...................    $   8.71   $   7.42   $   8.57   $   9.36   $     --
Total Return.......................................       17.5%     (13.5%)     (8.4%)     (6.4%)        --
Investment Income Ratio............................        1.8%       3.1%       3.6%

SERIES III POLICIES (c)
Net Assets.........................................    $  8,419   $  3,779   $  1,957   $    177   $     --
Units Outstanding..................................         995        524        235         19         --
Variable Accumulation Unit Value...................    $   8.46   $   7.21   $   8.34   $   9.10   $     --
Total Return.......................................       17.4%     (13.5%)     (8.4%)     (9.0%)        --
Investment Income Ratio............................        2.6%       4.1%       7.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,279   $    352   $     --   $     --   $     --
Units Outstanding..................................         210         38         --         --         --
Variable Accumulation Unit Value...................    $  10.85   $   9.23   $     --   $     --   $     --
Total Return.......................................       17.6%      (7.7%)        --         --         --
Investment Income Ratio............................        3.5%      10.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     70   $      5   $     --   $     --   $     --
Units Outstanding..................................           6          1         --         --         --
Variable Accumulation Unit Value...................    $  11.81   $  10.08   $     --   $     --   $     --
Total Return.......................................       17.1%       0.8%         --         --         --
Investment Income Ratio............................        4.6%      24.6%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $    469   $     --   $     --   $     --   $     --
Units Outstanding..................................          43         --         --         --         --
Variable Accumulation Unit Value...................    $  10.80   $     --   $     --   $     --   $     --
Total Return.......................................        8.0%         --         --         --         --
Investment Income Ratio............................        7.3%         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

              DREYFUS IP                                 FIDELITY(R)
              TECHNOLOGY                                     VIP
               GROWTH--                                CONTRAFUND(R)--
            INITIAL SHARES                              INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $ 17,740   $  4,790   $  3,197   $291,995   $238,091   $279,422   $319,564   $245,305
       2,027        815        325     15,836     16,358     17,160     16,983     12,004
    $   8.75   $   5.88   $   9.84   $  18.44   $  14.56   $  16.28   $  18.82   $  20.44
       48.9%     (40.3%)     (1.6%)     26.7%     (10.6%)    (13.5%)     (7.9%)     22.5%
          --         --         --       0.5%       0.8%       0.8%

    $    182   $    156   $     23   $  1,321   $    981   $    883   $    452   $     --
          17         22          2        136        128        103         46         --
    $  10.67   $   7.18   $  12.03   $   9.69   $   7.66   $   8.58   $   9.93   $     --
       48.6%     (40.3%)     20.3%      26.5%     (10.7%)    (13.6%)     (0.7%)        --
          --         --         --       0.4%       0.8%       0.6%

    $ 10,676   $  2,060   $    587   $ 41,757   $ 19,347   $  9,054   $  1,410   $     --
       1,201        344         58      4,484      2,627      1,097        147         --
    $   8.89   $   5.98   $  10.03   $   9.31   $   7.37   $   8.26   $   9.56   $     --
       48.6%     (40.4%)      0.3%      26.4%     (10.8%)    (13.6%)     (4.4%)        --
          --         --         --       0.3%       0.6%       0.3%

    $  2,206   $    367   $     --   $ 11,685   $  3,664   $     --   $     --   $     --
         207         51         --      1,070        425         --         --         --
    $  10.65   $   7.16   $     --   $  10.93   $   8.63   $     --   $     --   $     --
       48.8%     (28.4%)        --      26.6%     (13.7%)        --         --         --
          --         --         --       0.3%         --         --

    $     32   $     --   $     --   $    398   $     53   $     --   $     --   $     --
           2         --         --         31          5         --         --         --
    $  14.17   $     --   $     --   $  12.99   $  10.30   $     --   $     --   $     --
       41.7%         --         --      26.1%       3.0%         --         --         --
          --         --         --       0.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         FIDELITY(R)
                                                                             VIP
                                                                       Equity-Income--
                                                                        Initial Class
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $179,594   $144,348   $175,541   $158,987   $123,982
Units Outstanding..................................    11,179     11,548     11,501      9,762      8,139
Variable Accumulation Unit Value...................  $  16.07   $  12.50   $  15.26   $  16.29   $  15.23
Total Return.......................................     28.5%     (18.1%)     (6.3%)      6.9%       4.9%
Investment Income Ratio............................      1.8%       1.7%       1.6%

SERIES II POLICIES (b)
Net Assets.........................................  $    877   $    626   $    529   $    286   $     --
Units Outstanding..................................        84         77         53         27         --
Variable Accumulation Unit Value...................  $  10.46   $   8.15   $   9.97   $  10.65   $     --
Total Return.......................................     28.3%     (18.2%)     (6.4%)      6.5%         --
Investment Income Ratio............................      1.8%       1.5%       1.2%

SERIES III POLICIES (c)
Net Assets.........................................  $ 36,552   $ 20,493   $ 12,157   $    275   $     --
Units Outstanding..................................     3,548      2,552      1,237         26         --
Variable Accumulation Unit Value...................  $  10.30   $   8.03   $   9.83   $  10.51   $     --
Total Return.......................................     28.3%     (18.3%)     (6.5%)      5.1%         --
Investment Income Ratio............................      1.5%       1.3%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................  $  8,099   $  2,204   $     --   $     --   $     --
Units Outstanding..................................       773        270         --         --         --
Variable Accumulation Unit Value...................  $  10.47   $   8.15   $     --   $     --   $     --
Total Return.......................................     28.5%     (18.5%)        --         --         --
Investment Income Ratio............................      1.0%         --         --

SERIES V POLICIES (e)
Net Assets.........................................  $    370   $     72   $     --   $     --   $     --
Units Outstanding..................................        35          9         --         --         --
Variable Accumulation Unit Value...................  $  10.54   $   8.24   $     --   $     --   $     --
Total Return.......................................     27.9%     (17.6%)        --         --         --
Investment Income Ratio............................      1.0%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                               JANUS ASPEN
                        JANUS ASPEN                                               SERIES
                           SERIES                                               WORLDWIDE
               BALANCED--INSTITUTIONAL SHARES                          GROWTH--INSTITUTIONAL SHARES
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $541,659   $534,854   $607,299   $598,090   $338,125   $266,039   $250,712   $385,523   $506,390   $329,694
      28,250     31,372     32,862     30,425     16,575     18,103     20,859     23,563     23,672     12,816
    $  19.17   $  17.05   $  18.48   $  19.66   $  20.40   $  14.70   $  12.02   $  16.36   $  21.39   $  25.73
       12.5%      (7.7%)     (6.0%)     (3.6%)     25.0%      22.3%     (26.5%)    (23.5%)    (16.8%)     62.2%
        2.2%       2.4%       2.7%                             1.1%       0.9%       0.5%

    $  2,620   $  2,506   $  2,538   $  1,636   $     --   $  1,136   $  1,024   $  1,111   $  1,165   $     --
         264        283        264        160         --        181        199        159        127         --
    $   9.94   $   8.85   $   9.61   $  10.24   $     --   $   6.27   $   5.13   $   7.00   $   9.16   $     --
       12.3%      (7.9%)     (6.2%)      2.4%         --      22.1%     (26.6%)    (23.6%)     (8.4%)        --
        2.2%       2.5%       3.0%                             1.0%       0.7%       0.5%

    $ 79,154   $ 54,824   $ 26,039   $  2,842   $     --   $ 20,011   $ 13,227   $ 11,124   $  2,806   $     --
       8,458      6,575      2,875        294         --      3,479      2,806      1,730        333         --
    $   9.36   $   8.34   $   9.06   $   9.65   $     --   $   5.75   $   4.71   $   6.43   $   8.42   $     --
       12.2%      (7.9%)     (6.1%)     (3.5%)        --      22.0%     (26.7%)    (23.6%)    (15.8%)        --
        2.4%       3.1%       4.0%                             1.4%       1.0%       0.7%

    $ 21,004   $  8,129   $     --   $     --   $     --   $  6,275   $  2,078   $     --   $     --   $     --
       2,032        884         --         --         --        659        267         --         --         --
    $  10.33   $   9.19   $     --   $     --   $     --   $   9.52   $   7.79   $     --   $     --   $     --
       12.4%      (8.1%)        --         --         --      22.2%     (22.1%)        --         --         --
        2.6%       5.6%         --                             1.3%       2.5%         --

    $    513   $     82   $     --   $     --   $     --   $     84   $     --   $     --   $     --   $     --
          48          9         --         --         --          7         --         --         --         --
    $  10.72   $   9.57   $     --   $     --   $     --   $  12.13   $   9.96   $     --   $     --   $     --
       12.0%      (4.3%)        --         --         --      21.8%      (0.4%)        --         --         --
        2.9%       5.1%         --                             1.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                              MFS(R)
                                                                            INVESTORS
                                                                              TRUST
                                                                      SERIES--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 24,572   $ 22,189   $ 29,963   $ 29,503   $ 18,732
Units Outstanding..................................       2,885      3,138      3,303      2,695      1,685
Variable Accumulation Unit Value...................    $   8.52   $   7.07   $   9.07   $  10.95   $  11.12
Total Return.......................................       20.5%     (22.1%)    (17.2%)     (1.5%)      5.2%
Investment Income Ratio............................        0.7%       0.6%       0.5%

SERIES II POLICIES (b)
Net Assets.........................................    $    340   $    260   $    231   $    102   $     --
Units Outstanding..................................          45         41         29         11         --
Variable Accumulation Unit Value...................    $   7.55   $   6.28   $   8.07   $   9.75   $     --
Total Return.......................................       20.3%     (22.2%)    (17.2%)     (2.5%)        --
Investment Income Ratio............................        0.7%       0.5%       0.4%

SERIES III POLICIES (c)
Net Assets.........................................    $  5,795   $  4,309   $  4,146   $    305   $     --
Units Outstanding..................................         780        698        522         32         --
Variable Accumulation Unit Value...................    $   7.43   $   6.18   $   7.94   $   9.60   $     --
Total Return.......................................       20.2%     (22.2%)    (17.3%)     (4.0%)        --
Investment Income Ratio............................        0.6%       0.5%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $  1,236   $    463   $     --   $     --   $     --
Units Outstanding..................................         126         57         --         --         --
Variable Accumulation Unit Value...................    $   9.80   $   8.14   $     --   $     --   $     --
Total Return.......................................       20.4%     (18.6%)        --         --         --
Investment Income Ratio............................        0.6%         --         --

SERIES V POLICIES (e)
Net Assets.........................................    $     74   $     --   $     --   $     --   $     --
Units Outstanding..................................           6         --         --         --         --
Variable Accumulation Unit Value...................    $  12.46   $     --   $     --   $     --   $     --
Total Return.......................................       24.6%         --         --         --         --
Investment Income Ratio............................        0.3%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                                      NEUBERGER
                                                                                                        BERMAN
                           MFS(R)                                      MFS(R)                            AMT
                          RESEARCH                                   UTILITIES                         MID-CAP
                   SERIES--INITIAL CLASS                       SERIES--INITIAL CLASS               GROWTH--CLASS I
    ----------------------------------------------------   ------------------------------   ------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2003       2002       2001
    ----------------------------------------------------------------------------------------------------------------------
    $ 33,395   $ 29,511   $ 46,896   $ 50,417   $ 13,236   $    870   $    299   $    135   $  4,336   $  1,673   $    464
       3,779      4,107      4,857      4,054        999         97         45         15        511        249         48
    $   8.84   $   7.19   $   9.66   $  12.44   $  13.25   $   9.01   $   6.72   $   8.83   $   8.49   $   6.72   $   9.64
       23.0%     (25.6%)    (22.4%)     (6.2%)     22.3%      34.0%     (23.8%)    (11.7%)     26.3%     (30.3%)     (3.6%)
        0.7%       0.3%         --                             1.7%       2.4%         --         --         --         --

    $    307   $    270   $    376   $    586   $     --   $     16   $     10   $     --   $     69   $     26   $      1
          49         53         55         66         --          2          1         --          8          4         --
    $   6.27   $   5.10   $   6.87   $   8.86   $     --   $  10.62   $   7.93   $  10.43   $   8.75   $   6.94   $   9.98
       22.8%     (25.7%)    (22.5%)    (11.4%)        --      33.8%     (23.9%)      4.3%      26.1%     (30.4%)     (0.2%)
        0.7%       0.3%         --                             2.1%       0.3%         --         --         --         --

    $  6,172   $  4,401   $  5,269   $  1,516   $     --   $  1,138   $    390   $    258   $  3,204   $  1,192   $    184
       1,029        900        801        179         --        134         62         31        364        171         18
    $   6.00   $   4.89   $   6.58   $   8.49   $     --   $   8.49   $   6.35   $   8.35   $   8.81   $   6.99   $  10.05
       22.7%     (25.7%)    (22.5%)    (15.1%)        --      33.7%     (24.0%)    (16.5%)     26.0%     (30.5%)      0.5%
        0.6%       0.3%         --                             2.1%       3.0%         --         --         --         --

    $  1,035   $    357   $     --   $     --   $     --   $    104   $     41   $     --   $    619   $    156   $     --
         107         45         --         --         --          8          4         --         51         16         --
    $   9.69   $   7.89   $     --   $     --   $     --   $  13.64   $  10.18   $     --   $  12.22   $   9.68   $     --
       22.9%     (21.1%)        --         --         --      33.9%       1.8%         --      26.2%      (3.2%)        --
        0.6%         --         --                             2.2%         --         --         --         --         --

    $      8   $     --   $     --   $     --   $     --   $     15   $     --   $     --   $     82   $     --   $     --
           1         --         --         --         --          1         --         --          7         --         --
    $  11.82   $   9.65   $     --   $     --   $     --   $  12.22   $     --   $     --   $  11.85   $   9.42   $     --
       22.5%      (3.5%)        --         --         --      22.2%         --         --      25.8%      (5.8%)        --
        0.2%         --         --                               --         --         --         --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                          T. ROWE PRICE
                                                                              EQUITY
                                                                         INCOME PORTFOLIO
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $117,894   $ 89,634   $ 85,476   $ 42,484   $ 24,724
Units Outstanding..................................       9,625      9,056      7,398      3,679      2,387
Variable Accumulation Unit Value...................    $  12.25   $   9.90   $  11.55   $  11.55   $  10.36
Total Return.......................................       23.7%     (14.3%)        --      11.5%       2.3%
Investment Income Ratio............................        1.7%       1.7%       1.6%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,524   $  1,044   $    902   $    146   $     --
Units Outstanding..................................         130        110         81         13         --
Variable Accumulation Unit Value...................    $  11.70   $   9.47   $  11.07   $  11.08   $     --
Total Return.......................................       23.6%     (14.5%)        --      10.8%         --
Investment Income Ratio............................        1.7%       1.7%       1.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 41,615   $ 22,371   $  9,712   $     98   $     --
Units Outstanding..................................       3,633      2,412        895          9         --
Variable Accumulation Unit Value...................    $  11.45   $   9.27   $  10.85   $  10.86   $     --
Total Return.......................................       23.5%     (14.5%)        --       8.6%         --
Investment Income Ratio............................        1.8%       1.9%       1.9%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 11,020   $  3,453   $     --   $     --   $     --
Units Outstanding..................................       1,084        420         --         --         --
Variable Accumulation Unit Value...................    $  10.17   $   8.22   $     --   $     --   $     --
Total Return.......................................       23.7%     (17.8%)        --         --         --
Investment Income Ratio............................        1.9%       3.1%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    461   $    117   $     --   $     --   $     --
Units Outstanding..................................          45         14         --         --         --
Variable Accumulation Unit Value...................    $  10.36   $   8.41   $     --   $     --   $     --
Total Return.......................................       23.2%     (15.9%)        --         --         --
Investment Income Ratio............................        1.9%       2.7%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        VAN ECK                                         VAN KAMPEN
                       WORLDWIDE                                            UIF
                         HARD                                        EMERGING MARKETS
                        ASSETS                                        EQUITY--CLASS I
    -----------------------------------------------   -----------------------------------------------
     2003      2002      2001      2000      1999      2003      2002      2001      2000      1999
    -------------------------------------------------------------------------------------------------
    $10,239   $ 6,351   $ 3,510   $ 4,929   $ 2,066   $33,055   $22,764   $25,016   $28,721   $23,677
        805       714       378       469       216     3,161     3,213     3,172     3,358     1,659
    $ 12.72   $  8.89   $  9.28   $ 10.51   $  9.57   $ 10.46   $  7.09   $  7.89   $  8.55   $ 14.27
      43.1%     (4.2%)   (11.7%)     9.9%     19.3%     47.6%    (10.2%)    (7.7%)   (40.1%)    93.0%
       0.4%      0.5%      1.4%                            --        --        --

    $   190   $    49   $    29   $    25   $    --   $   697   $   109   $ 5,828   $    38   $    --
         15         6         3         2        --        92        21     1,019         6        --
    $ 12.62   $  8.83   $  9.24   $ 10.48   $    --   $  7.55   $  5.12   $  5.72   $  6.21   $    --
      42.8%     (4.3%)   (11.8%)     4.8%        --     47.4%    (10.4%)    (7.9%)   (37.9%)       --
       0.3%      0.3%      3.8%                            --        --        --

    $ 5,745   $ 2,229   $   238   $    53   $    --   $ 5,409   $ 2,432   $   594   $    54   $    --
        449       249        25         5        --       617       408        89         7        --
    $ 12.79   $  8.96   $  9.37   $ 10.63   $    --   $  8.77   $  5.96   $  6.64   $  7.22   $    --
      42.8%     (4.4%)   (11.9%)     6.3%        --     47.3%    (10.3%)    (8.0%)   (27.8%)       --
       0.4%      0.2%      1.1%                            --        --        --

    $ 1,461   $   326   $    --   $    --   $    --   $ 1,279   $   456   $    --   $    --   $    --
        121        39        --        --        --       110        58        --        --        --
    $ 12.04   $  8.42   $    --   $    --   $    --   $ 11.62   $  7.88   $    --   $    --   $    --
      43.0%    (15.8%)       --        --        --     47.5%    (21.2%)       --        --        --
       0.3%        --        --                            --        --        --

    $    63   $    --   $    --   $    --   $    --   $    19   $    --   $    --   $    --   $    --
          4        --        --        --        --         1        --        --        --        --
    $ 15.24   $    --   $    --   $    --   $    --   $ 14.95   $    --   $    --   $    --   $    --
      52.4%        --        --        --        --     49.5%        --        --        --        --
         --        --        --                            --        --        --

    $   348   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         26        --        --        --        --        --        --        --        --        --
    $ 13.42   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
      34.2%        --        --        --        --        --        --        --        --        --
         --        --        --                            --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $       2,929      $       2,760      $       3,817
Units Outstanding.....................................             296                248                347
Variable Accumulation Unit Value......................   $        9.91      $       11.15      $       10.99
Total Return..........................................           (0.9%)             11.5%               9.9%
Investment Income Ratio...............................           13.3%               0.5%               8.3%

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       6,344      $       5,334      $       7,798
Units Outstanding.....................................             640                474                707
Variable Accumulation Unit Value......................   $        9.91      $       11.26      $       11.03
Total Return..........................................           (0.9%)             12.6%              10.3%
Investment Income Ratio...............................           17.1%               0.6%               9.0%

SERIES IV POLICIES (d)
Net Assets............................................   $       5,867      $       4,522      $       7,040
Units Outstanding.....................................             592                406                644
Variable Accumulation Unit Value......................   $        9.92      $       11.14      $       10.94
Total Return..........................................           (0.8%)             11.4%               9.4%
Investment Income Ratio...............................           15.6%               0.5%               8.5%

SERIES V POLICIES (e)
Net Assets............................................   $         407      $          86      $         533
Units Outstanding.....................................              41                  8                 49
Variable Accumulation Unit Value......................   $        9.83      $       10.98      $       10.91
Total Return..........................................           (1.7%)              9.8%               9.1%
Investment Income Ratio...............................           14.8%               1.3%               9.5%

SERIES VI POLICIES (f)
Net Assets............................................   $       3,343      $       2,186      $       3,430
Units Outstanding.....................................             338                197                316
Variable Accumulation Unit Value......................   $        9.89      $       11.12      $       10.85
Total Return..........................................           (1.1%)             11.2%               8.5%
Investment Income Ratio...............................           14.5%               0.5%               9.2%

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                               MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--   INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $       2,399      $       2,651      $       1,842      $      10,501      $       6,828
               207                272                162                920                606
     $       11.60      $        9.75      $       11.40      $       11.41      $       11.26
             16.0%              (2.5%)             14.0%              14.1%              12.6%
              3.4%              14.3%               3.7%              26.0%               4.6%

     $          --      $          --      $          --      $          --      $          --
                --                 --                 --                 --                 --
     $          --      $          --      $          --      $          --      $          --
                --                 --                 --                 --                 --
                --                 --                 --                 --                 --

     $       6,443      $       4,087      $       3,094      $      28,302      $      13,604
               550                422                273              2,495              1,215
     $       11.72      $        9.69      $       11.34      $       11.35      $       11.20
             17.2%              (3.1%)             13.4%              13.5%              12.0%
              3.8%              18.2%               4.1%              30.0%               5.6%

     $       5,125      $       4,147      $       3,340      $      25,512      $      11,688
               442                425                293              2,224              1,038
     $       11.59      $        9.76      $       11.40      $       11.47      $       11.26
             15.9%              (2.4%)             14.0%              14.7%              12.6%
              3.5%              16.5%               3.4%              26.4%               4.6%

     $         122      $         421      $          38      $       2,901      $       1,344
                11                 43                  3                255                120
     $       11.51      $        9.74      $       11.32      $       11.36      $       11.24
             15.1%              (2.6%)             13.2%              13.6%              12.4%
              4.3%              14.0%               2.4%              27.0%               5.1%

     $       2,519      $       1,800      $       1,484      $       9,211      $       4.649
               218                185                130                809                414
     $       11.57      $        9.73      $       11.38      $       11.39      $       11.24
             15.7%              (2.7%)             13.8%              13.9%              12.4%
              3.8%              16.2%               3.4%              29.6%               5.0%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $       1,340      $       1,477      $       2,376
Units Outstanding.....................................             114                125                197
Variable Accumulation Unit Value......................   $       11.74      $       11.80      $       12.07
Total Return..........................................           17.4%              18.0%              20.7%
Investment Income Ratio...............................            6.9%               1.2%                 --

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       2,933      $       2,774      $       5,125
Units Outstanding.....................................             254                237                434
Variable Accumulation Unit Value......................   $       11.55      $       11.72      $       11.82
Total Return..........................................           15.5%              17.2%              18.2%
Investment Income Ratio...............................            8.0%               1.4%                 --

SERIES IV POLICIES (d)
Net Assets............................................   $       2,849      $       2,677      $       5,111
Units Outstanding.....................................             246                228                432
Variable Accumulation Unit Value......................   $       11.60      $       11.73      $       11.83
Total Return..........................................           16.0%              17.3%              18.3%
Investment Income Ratio...............................            6.6%               1.2%                 --

SERIES V POLICIES (e)
Net Assets............................................   $          78      $         183      $         186
Units Outstanding.....................................               7                 16                 16
Variable Accumulation Unit Value......................   $       11.28      $       11.78      $       11.61
Total Return..........................................           12.8%              17.8%              16.1%
Investment Income Ratio...............................           11.7%               3.0%                 --

SERIES VI POLICIES (f)
Net Assets............................................   $       1,381      $       1,319      $       2,941
Units Outstanding.....................................             121                113                244
Variable Accumulation Unit Value......................   $       11.37      $       11.64      $       12.05
Total Return..........................................           13.7%              16.4%              20.5%
Investment Income Ratio...............................            7.6%               1.4%                 --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
     $       2,355      $       1,835      $       2,572       $         503      $         821
               192                171                223                  45                 73
     $       12.24      $       10.73      $       11.55       $       11.07      $       11.32
             22.4%               7.3%              15.5%               10.7%              13.2%
                --               6.8%               5.3%                5.6%               2.7%

     $          --      $          --      $          --       $          --      $          --
                --                 --                 --                  --                 --
     $          --      $          --      $          --       $          --      $          --
                --                 --                 --                  --                 --
                --                 --                 --                  --                 --

     $       4,735      $       4,276      $       5,058       $       1,437      $       1,807
               384                399                440                 126                160
     $       12.32      $       10.71      $       11.48       $       11.38      $       11.29
             23.2%               7.1%              14.8%               13.8%              12.9%
                --               8.3%               6.3%                6.1%               2.9%

     $       4,235      $       3,248      $       4,598       $       1,389      $       2,039
               353                299                392                 123                181
     $       12.01      $       10.86      $       11.72       $       11.32      $       11.29
             20.1%               8.6%              17.2%               13.2%              12.9%
                --               7.6%               5.3%                5.3%               2.8%

     $          93      $         159      $         160       $          24      $         133
                 8                 15                 14                   2                 12
     $       11.71      $       10.57      $       11.48       $       11.19      $       11.21
             17.1%               5.7%              14.8%               11.9%              12.1%
                --              10.4%               7.5%                4.4%               5.2%

     $       2,201      $       2,168      $       2,127       $         600      $         907
               180                205                185                  53                 80
     $       12.21      $       10.56      $       11.52       $       11.23      $       11.28
             22.1%               5.6%              15.2%               12.3%              12.8%
                --               7.3%               5.9%                5.3%               2.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                          MainStay VP        MainStay VP
                                                          Eagle Asset        Lord Abbett       Alger American
                                                           Management         Developing           Small
                                                        Growth Equity--        Growth--       Capitalization--
                                                         Service Class      Service Class      Class S Shares
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $         820      $         637      $         671
Units Outstanding.....................................              74                 55                 55
Variable Accumulation Unit Value......................   $       11.11      $       11.63      $       12.16
Total Return..........................................           11.1%              16.3%              21.6%
Investment Income Ratio...............................            0.4%                 --                 --

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       2,737      $       1,458      $       1,576
Units Outstanding.....................................             247                127                130
Variable Accumulation Unit Value......................   $       11.08      $       11.47      $       12.15
Total Return..........................................           10.8%              14.7%              21.5%
Investment Income Ratio...............................            0.4%                 --                 --

SERIES IV POLICIES (d)
Net Assets............................................   $       2,233      $       1,358      $       1,594
Units Outstanding.....................................             201                117                132
Variable Accumulation Unit Value......................   $       11.09      $       11.62      $       12.11
Total Return..........................................           10.9%              16.2%              21.1%
Investment Income Ratio...............................            0.3%                 --                 --

SERIES V POLICIES (e)
Net Assets............................................   $          60      $          64      $          22
Units Outstanding.....................................               6                  6                  2
Variable Accumulation Unit Value......................   $       10.77      $       11.41      $       11.96
Total Return..........................................            7.7%              14.1%              19.6%
Investment Income Ratio...............................            0.5%                 --                 --

SERIES VI POLICIES (f)
Net Assets............................................   $       1,265      $         721      $         495
Units Outstanding.....................................             114                 61                 41
Variable Accumulation Unit Value......................   $       11.06      $       11.77      $       12.15
Total Return..........................................           10.6%              17.7%              21.5%
Investment Income Ratio...............................            0.3%                 --                 --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

      DREYFUS IP                       FIDELITY(R) VIP                                          JANUS ASPEN SERIES
      TECHNOLOGY     FIDELITY(R) VIP       EQUITY-       FIDELITY(R) VIP   JANUS ASPEN SERIES       WORLDWIDE
       GROWTH--      CONTRAFUND(R)--      INCOME--          MID CAP--          BALANCED--            GROWTH--
    SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2     SERVICE SHARES       SERVICE SHARES
    --------------   ---------------   ---------------   ---------------   ------------------   ------------------
         2003             2003              2003              2003                2003                 2003
    --------------------------------------------------------------------------------------------------------------
     $     1,226       $     3,715       $     2,888       $     2,237        $     4,308          $     1,398
             104               318               251               199                410                  121
     $     11.77       $     11.69       $     11.53       $     11.27        $     10.52          $     11.53
           17.7%             16.9%             15.3%             12.7%               5.2%                15.3%
              --                --                --                --               3.4%                 0.9%

     $        --       $        --       $        --       $         1        $        --          $        --
              --                --                --                --                 --                   --
     $        --       $        --       $        --       $     10.17        $        --          $        --
              --                --                --              1.7%                 --                   --
              --                --                --                --                 --                   --

     $     2,883       $     7,143       $     5,733       $     1,207        $     8,228          $     2,542
             247               616               504               107                779                  222
     $     11.67       $     11.59       $     11.37       $     11.23        $     10.57          $     11.45
           16.7%             15.9%             13.7%             12.3%               5.7%                14.5%
              --                --                --                --               4.1%                 1.0%

     $     2,684       $     5,521       $     4,827       $     1,082        $     7,590          $     2,226
             230               467               421                95                722                  195
     $     11.68       $     11.82       $     11.48       $     11.41        $     10.51          $     11.44
           16.8%             18.2%             14.8%             14.1%               5.1%                14.4%
              --                --                --                --               3.6%                 0.9%

     $       100       $       316       $       823       $        39        $       441          $        22
               9                28                71                 4                 42                    2
     $     11.64       $     11.48       $     11.54       $     10.77        $     10.50          $     11.31
           16.4%             14.8%             15.4%              7.7%               5.0%                13.1%
              --                --                --                --               3.4%                 1.2%

     $     1,302       $     2,520       $     2,977       $       499        $     4,069          $       983
             112               219               260                44                387                   88
     $     11.65       $     11.49       $     11.44       $     11.43        $     10.51          $     11.23
           16.5%             14.9%             14.4%             14.3%               5.1%                12.3%
              --                --                --                --               3.5%                 0.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                        MFS(R) INVESTORS        MFS(R)               MFS(R)
                                                         TRUST SERIES--    RESEARCH SERIES--   UTILITIES SERIES--
                                                         SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                                                        ----------------   -----------------   ------------------
                                                              2003               2003                 2003
                                                        ---------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $         135       $         382       $           3
Units Outstanding.....................................              12                  35                  --
Variable Accumulation Unit Value......................   $       10.86       $       11.02       $       10.83
Total Return..........................................            8.6%               10.2%                8.3%
Investment Income Ratio...............................              --                  --                  --

SERIES II POLICIES (b)
Net Assets............................................   $          --       $          --       $          --
Units Outstanding.....................................              --                  --                  --
Variable Accumulation Unit Value......................   $          --       $          --       $          --
Total Return..........................................              --                  --                  --
Investment Income Ratio...............................              --                  --                  --

SERIES III POLICIES (c)
Net Assets............................................   $         314       $         637       $          80
Units Outstanding.....................................              29                  58                   7
Variable Accumulation Unit Value......................   $       10.94       $       10.95       $       11.41
Total Return..........................................            9.4%                9.5%               14.1%
Investment Income Ratio...............................              --                  --                  --

SERIES IV POLICIES (d)
Net Assets............................................   $         469       $         460       $          63
Units Outstanding.....................................              43                  43                   5
Variable Accumulation Unit Value......................   $       10.97       $       10.75       $       11.46
Total Return..........................................            9.7%                7.5%               14.6%
Investment Income Ratio...............................              --                  --                  --

SERIES V POLICIES (e)
Net Assets............................................   $          13       $          15       $          11
Units Outstanding.....................................               1                   1                   1
Variable Accumulation Unit Value......................   $       10.92       $       11.05       $       11.50
Total Return..........................................            9.2%               10.5%               15.0%
Investment Income Ratio...............................              --                  --                  --

SERIES VI POLICIES (f)
Net Assets............................................   $         187       $         279       $           1
Units Outstanding.....................................              17                  25                  --
Variable Accumulation Unit Value......................   $       10.88       $       11.13       $       11.39
Total Return..........................................            8.8%               11.3%               13.9%
Investment Income Ratio...............................              --                  --                  --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

    NEUBERGER BERMAN                             VAN KAMPEN UIF
      AMT MID-CAP          T. ROWE PRICE            EMERGING
        GROWTH--           EQUITY INCOME        MARKETS EQUITY--
        CLASS S            PORTFOLIO--II            CLASS II
    ----------------      ----------------      ----------------
          2003                  2003                  2003
    ------------------------------------------------------------
     $           6         $       2,506         $         424
                 1                   224                    31
     $       10.91         $       11.20         $       13.71
              9.1%                 12.0%                 37.1%
                --                  2.1%                    --

     $          --         $          --         $          --
                --                    --                    --
     $          --         $          --         $          --
                --                    --                    --
                --                    --                    --

     $         105         $       5,783         $       1,422
                10                   518                   108
     $       10.98         $       11.16         $       13.20
              9.8%                 11.6%                 32.0%
                --                  2.4%                    --

     $         269         $       5,370         $         729
                24                   478                    53
     $       11.32         $       11.23         $       13.65
             13.2%                 12.3%                 36.5%
                --                  2.3%                    --

     $          82         $         933         $          --
                 7                    84                    --
     $       11.12         $       11.13         $       10.57
             11.2%                 11.3%                  5.7%
                --                  2.5%                    --

     $          56         $       3,257         $         297
                 5                   292                    22
     $       11.13         $       11.16         $       13.25
             11.3%                 11.6%                 32.5%
                --                  2.4%                    --

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond (Initial Class), MainStay VP Capital Appreciation (Initial Class), MainStay VP Cash Management, MainStay VP Convertible (Initial Class), MainStay VP Equity Income (Initial Class), MainStay VP Government (Initial Class), MainStay VP Growth Equity (Initial Class), MainStay VP High Yield Corporate Bond (Initial Class), MainStay VP Indexed Equity (Initial Class), MainStay VP International Equity (Initial Class), MainStay VP Mid Cap Core (Initial Class), MainStay VP Mid Cap Growth (Initial Class), MainStay VP Small Cap Growth (Initial Class), MainStay VP Total Return (Initial Class), MainStay VP Value (Initial Class), MainStay VP American Century Income and Growth (Initial Class), MainStay VP Dreyfus Large Company Value (Initial Class), MainStay VP Eagle Asset Management Growth Equity (Initial Class), MainStay VP Lord Abbett Developing Growth (Initial Class), Alger American Small Capitalization (Class O Shares), AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity(R) VIP Contrafund(R) (Initial Class), Fidelity(R) VIP Equity-Income (Initial Class), Janus Aspen Series Balanced (Institutional Shares), Janus Aspen Series Worldwide Growth (Institutional Shares), MFS(R) Investors Trust Series (Initial Class), MFS(R) Research Series (Initial Class), MFS(R) Utilities Series (Initial Class), Neuberger Berman AMT Mid-Cap Growth (Class I), T. Rowe Price Equity Income Portfolio, Van Eck Worldwide Hard Assets, Van Kampen UIF Emerging Markets Equity (Class I), MainStay VP Bond (Service Class), MainStay VP Capital Appreciation (Service Class), MainStay VP Convertible (Service Class), MainStay VP Equity Income (Service Class), MainStay VP Government (Service Class), MainStay VP Growth Equity (Service Class), MainStay VP High Yield Corporate Bond (Service Class), MainStay VP Indexed Equity (Service Class), MainStay VP International Equity (Service Class), MainStay VP Mid Cap Core (Service Class), MainStay VP Mid Cap Growth (Service Class), MainStay VP Small Cap Growth (Service Class), MainStay VP Total Return (Service Class), MainStay VP Value (Service Class), MainStay VP American Century Income and Growth (Service Class), MainStay VP Dreyfus Large Company Value (Service Class), MainStay VP Eagle Asset Management Growth Equity (Service Class), MainStay VP Lord Abbett Developing Growth (Service Class), Alger American Small Capitalization (Class S Shares), Dreyfus IP Technology Growth (Service Shares), Fidelity(R) VIP Contrafund(R) (Service Class 2), Fidelity(R) VIP Equity-Income (Service Class 2), Fidelity(R) VIP Mid Cap (Service Class 2), Janus Aspen Series Balanced (Service Shares), Janus Aspen Series Worldwide Growth (Service Shares), MFS(R) Investors Trust Series (Service Class), MFS(R) Research Series (Service Class), MFS(R) Utilities Series (Service Class), Neuberger Berman AMT Mid-Cap Growth (Class S), T. Rowe Price Equity Income Portfolio II, and Van Kampen UIF Emerging Markets Equity (Class II) Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2003       2002
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $29,401    $24,515
  Trading securities                                               66         --
Equity securities, at fair value
  Available for sale                                               47         70
  Trading securities                                               22         --
Mortgage loans                                                  2,665      2,389
Policy loans                                                      563        577
Other investments                                                 280        739
                                                              -------    -------
     Total investments                                         33,044     28,290

Cash and cash equivalents                                         761      1,362
Deferred policy acquisition costs                               2,180      1,781
Interest in annuity contracts                                   3,306      2,958
Other assets                                                    1,234      1,440
Separate account assets                                        11,589      9,245
                                                              -------    -------
     Total assets                                             $52,114    $45,076
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $29,366    $25,260
Future policy benefits                                          1,027        967
Policy claims                                                     107        103
Obligations under structured settlement agreements              3,306      2,958
Other liabilities                                               2,556      3,280
Separate account liabilities                                   11,500      9,154
                                                              -------    -------
     Total liabilities                                         47,862     41,722
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                      1,410        910
Accumulated other comprehensive income                            590        451
Retained earnings                                               2,227      1,968
                                                              -------    -------
     Total stockholder's equity                                 4,252      3,354
                                                              -------    -------
     Total liabilities and stockholder's equity               $52,114    $45,076
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $    3   $  144   $  235
  Fees -- universal life and annuity policies                    603      546      509
  Net investment income                                        1,801    1,647    1,452
  Net investment losses                                           (3)     (49)     (50)
  Other income                                                    19       16        9
                                                              ------   ------   ------
     Total revenues                                            2,423    2,304    2,155
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,321    1,280    1,133
  Policyholder benefits                                          139      305      354
  Operating expenses                                             588      554      536
                                                              ------   ------   ------
     Total expenses                                            2,048    2,139    2,023
                                                              ------   ------   ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        375      165      132
Income tax expense/(benefit)                                     116       (1)      31
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting
  principle                                                      259      166      101
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --       --       14
                                                              ------   ------   ------
NET INCOME                                                    $  259   $  166   $  115
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
                                                                         (IN MILLIONS)
BALANCE AT JANUARY 1, 2001                      $25        $  480       $1,721         $(31)           $2,195
                                                                                                       ------
Comprehensive income:
  Net income                                                               115                            115
                                                                                                       ------
     Cumulative effect of a change in
       accounting principle, net of tax                                                  (2)               (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     137               137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                        300                                         300
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2001                     25           780        1,836          104             2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                    $25        $1,410       $2,227         $590            $4,252
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    259    $    166    $    115
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  35           1         (26)
     Net capitalization of deferred policy acquisition costs      (400)       (441)       (380)
     Annuity and universal life fees                              (296)       (257)       (227)
     Interest credited to policyholders' account balances        1,321       1,292       1,133
     Net investment losses                                           3          49          50
     Deferred income taxes                                          17          (1)         21
     Cumulative effect of a change in accounting principle          --          --         (14)
     (Increase) decrease in:
       Net separate account assets and liabilities                  19          --         (35)
       Other assets and other liabilities                         (250)         99          88
       Trading securities                                           89          29          --
     Increase (decrease) in:
       Policy claims                                                 4          (4)         34
       Future policy benefits                                      (23)        170         186
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                778       1,103         945
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                22,559      24,951      28,757
     Maturity of available for sale fixed maturities               418       1,090       1,902
     Sale of equity securities                                      39          38         109
     Repayment of mortgage loans                                   776         466         322
     Sale of other investments                                     520         206          58
  Cost of:
     Available for sale fixed maturities acquired              (27,666)    (30,915)    (33,811)
     Equity securities acquired                                    (19)        (66)       (112)
     Mortgage loans acquired                                    (1,052)       (791)       (469)
     Other investments acquired                                    (70)        (21)       (715)
  Policy loans (net)                                                14         (27)        (32)
  Increase in loaned securities                                    125         747          23
  Securities sold under agreements to repurchase (net)            (644)        514         153
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (5,000)     (3,808)     (3,815)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,094       5,351       4,525
     Withdrawals                                                (1,715)     (1,501)     (1,396)
     Net transfers to the separate accounts                       (258)       (585)       (536)
  Transfer of Taiwan branch cash to an affiliated company           --        (116)         --
  Capital contribution received from parent                        500         130         300
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,621       3,279       2,893
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (2)         --
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents              (601)        572          23
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                     1,362         790         767
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    761    $  1,362    $    790
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2003, 2002 AND 2001

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available for sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. These specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Other investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized loans. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized loans are reported at outstanding principal balance reduced by any charge-off or specific valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note
10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability includes for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of reinsurance recoverables, investment income due and accrued, amounts receivable for undelivered securities, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, deferred income taxes and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     The Company has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives which are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its non-guaranteed and registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)

     The guaranteed separate accounts maintained on a fair value basis provides a guarantee of principal and interest for contracts held to maturity. Prior to maturity, a market value adjustment is imposed upon certain surrenders. Interest rates on these contracts may be adjusted periodically.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Recent corporate and accounting scandals continue to increase the risks of defaults on fixed maturities securities. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum death benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of any new legislation extending the suspension or eliminating this tax, the Company is subject to this tax beginning in 2004.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133", ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, the Company reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on a number of topics, including separate account presentation, interest in separate accounts, liability valuation, returns based on a contractually referenced pool of assets or index, and accounting for contracts that contain death or other insurance benefit features.

     SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The effect of initially adopting SOP 03-01 will be reported as a cumulative effect of a change in accounting principle. The company is currently completing an assessment of the impact of the SOP on its operations; however, we do

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

not believe that the implementation of SOP 03-01 will have a material effect on the Company's financial position.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     At December 31, 2003 and 2002, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2003                       2002
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $ 1,118      $ 1,127       $   621      $   630
Due after one year through five years                   4,913        5,206         4,306        4,513
Due after five years through ten years                  8,754        9,291         7,151        7,546
Due after ten years                                     4,164        4,441         3,402        3,659
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency               303          315           535          559
  Other mortgage-backed securities                      6,306        6,541         5,119        5,434
  Other asset-backed securities                         2,424        2,480         2,102        2,174
                                                      -------      -------       -------      -------
     Total Available for Sale                         $27,982      $29,401       $23,236      $24,515
                                                      =======      =======       =======      =======

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                     1,060           85            3          1,142
Foreign governments                                      122           10           --            132
Corporate                                             17,335        1,112           95         18,352
Other mortgage-backed securities                       6,306          259           24          6,541
Other asset-backed securities                          2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                     1,579          131           --          1,710
Foreign governments                                      105           11           --            116
Corporate                                             13,309          952          249         14,012
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

     At December 31, 2003 and 2002, the Company has outstanding contractual obligations to acquire additional private placement securities amounting to $16 million and $161 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2003    $46       $   2          $ 1           $47
2002    $81       $  --          $11           $70

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2003 and 2002 is estimated to be $2,854 million and $2,614 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2003 or 2002.

     At December 31, 2003 and 2002, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $58 million and $60 million at fixed and floating interest rates ranging from 2.7% to 7.8% and from 3.7% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2003 and 2002, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2003                  2002
                                     -----------------    ------------------
                                     CARRYING    % OF     CARRYING     % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    ------
Property Type:
  Office buildings                    $  943      35.4%    $  855       35.8%
  Retail                                 474      17.8%       397       16.6%
  Residential                            608      22.8%       604       25.3%
  Industrial                             336      12.6%       238       10.0%
  Apartment buildings                    269      10.1%       258       10.8%
  Other                                   35       1.3%        37        1.5%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======
Geographic Region:
  Central                             $  783      29.4%    $  606       25.4%
  South Atlantic                         684      25.7%       654       27.4%
  Pacific                                563      21.1%       474       19.8%
  Middle Atlantic                        455      17.0%       486       20.3%
  New England                            180       6.8%       169        7.1%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======

OTHER INVESTMENTS

     The components of other investments as of December 31, 2003 and 2002 were as follows (in millions):

                                                           2003    2002
                                                           ----    ----
Limited liability company                                  $157    $675
Collateralized loans                                         40      --
Derivatives                                                  34      26
Limited partnerships                                         28      17
Real estate                                                  17      17
Other                                                         4       4
                                                           ----    ----
     Total other investments                               $280    $739
                                                           ====    ====

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by NYL to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2003 and 2002 was $6 million and $5 million, respectively. Depreciation expense totaled $1 million for each year ended December 31, 2003, 2002 and 2001.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2003, 2002 and 2001, were as follows (in millions):

                                              2003      2002      2001
                                             ------    ------    ------
Fixed maturities                             $1,604    $1,448    $1,238
Equity securities                                 2         3         6
Mortgage loans                                  167       170       155
Policy loans                                     46        45        47
Other investments                                30        30        45
                                             ------    ------    ------
  Gross investment income                     1,849     1,696     1,491
Investment expenses                             (48)      (49)      (39)
                                             ------    ------    ------
  Net investment income                      $1,801    $1,647    $1,452
                                             ======    ======    ======

     For the years ended December 31, 2003, 2002 and 2001, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                                2003                           2002                           2001
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
Fixed maturities                      $192               $(176)      $192               $(236)      $163               $(217)
Equity securities                        5                  (7)         8                  (8)        11                  (9)
Mortgage loans                           2                  (4)         1                  (1)        --                  (1)
Derivative instruments                   1                  (4)         1                  (4)         1                  (7)
Other investments                       --                 (12)        --                  (2)        10                  (1)
                                      ----               -----       ----               -----       ----               -----
     Subtotal                         $200               $(203)      $202               $(251)      $185               $(235)
                                      ====               =====       ====               =====       ====               =====
Total net investment losses                     $(3)                           $(49)                          $(50)
                                                ===                            ====                           ====

     Effective January 1, 2003 the Company transferred all other-than-temporarily impaired securities to a trading portfolio at fair value. Accordingly, for the year 2003 the trading portfolio required a mark-to-market adjustment through net investment losses to reflect any subsequent decline or increase in fair market value. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $2 million.

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The convertible portfolio was subsequently sold during 2002.

     The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended, December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment losses in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $24 million, $70 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $7 million at December 31, 2003. There were no other-than-temporary impairment losses in equities for 2002 and 2001.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities into two categories: (1) when the estimated fair value has declined and remained below

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

amortized cost for a period of less than twelve months, and (2) when the estimated fair value has declined and remained below cost for a period of greater than twelve months, at December 31, 2003 (in millions):

                                             LESS THAN           GREATER THAN
                                             12 MONTHS            12 MONTHS               TOTAL
                                        -------------------   ------------------   -------------------
                                         FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                        VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                        ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies             $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal         134         3        --        --          134         3
Foreign governments                         14         *        --        --           14         *
Corporate                                2,306        72       338        23        2,644        95
Mortgage-backed securities               1,184        24         1         *        1,185        24
Asset-backed securities                    344         9        58         8          402        17
                                        ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES              4,301       110       397        31        4,698       141
                                        ------      ----      ----       ---       ------      ----
               EQUITIES
               --------
Preferred Stock                             --        --         4         1            4         1
                                        ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED
       SECURITIES                       $4,301      $110      $401       $32       $4,702      $142
                                        ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     For the securities with gross unrealized losses, the decline in fair value is principally related to changes in interest rates and weak economic and market conditions in certain corporate sectors such as airlines, energy and utilities that are now experiencing a gradual rebound in fair value. Recent improvement in fair value for these securities evidences continued recovery as economic and market conditions improve. Refer to Note 2 -- Significant Accounting Policies for Investments, which discloses the Company's process for reviewing invested assets for impairments.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

Statement of Income. The amounts for the years ended December 31, 2003, 2002 and 2001 are as follows (in millions):

                                                         2003    2002     2001
                                                         ----    -----    ----
Net unrealized investment gains (losses), beginning of
  the year                                               $451    $ 104    $(31)
                                                         ----    -----    ----
Cumulative effect of a change in accounting principle      --       --      (2)
                                                         ----    -----    ----
Changes in net unrealized investment gains attributable
  to investments:
  Net unrealized investment gains arising during the
     period                                               132      663     172
  Less: Reclassification adjustments for gains (losses)
     included in net income                                18        9     (64)
                                                         ----    -----    ----
  Change in net unrealized investment gains, net of
     adjustments                                          114      654     236
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                           26      (15)     --
  Deferred policy acquisition costs                        (1)    (289)    (99)
                                                         ----    -----    ----
Change in net unrealized investment gains (losses)        139      350     137
                                                         ----    -----    ----
Transfer of Taiwan branch to an affiliated company         --       (3)     --
                                                         ----    -----    ----
Net unrealized investment gains (losses), end of year    $590    $ 451    $104
                                                         ====    =====    ====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense of $71 million $357 million and $93 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense (benefit) of $10 million, $5 million and ($34) million, respectively.

     Policyholders' account balance reported in the preceding table for the years ended December 31, 2003 and 2002 are net of income tax expense (benefit) of $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax benefit of $-, $156 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- INSURANCE LIABILITIES

     The Company's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of the Company's liabilities for deferred annuities at December 31, 2003 and 2002, was $15,733 million and $13,319 million, respectively, and is included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2003 and 2002 was $29 million and $55 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains non-guaranteed separate accounts for its variable deferred annuity and variable life products; certain of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $10,866 million and $8,526 million at December 31, 2003 and 2002, respectively. The Company maintains investments in the non-guaranteed separate accounts of $45 million and $52 million at December 31, 2003 and 2002, respectively. The assets of these separate accounts represent

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 6 -- SEPARATE ACCOUNTS -- (CONTINUED)

investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

     The Company maintains one guaranteed separate account for universal life insurance policies, with assets of $723 million and $719 million at December 31, 2003 and 2002, respectively. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2003, 2002 and 2001 was as follows (in millions):

                                                      2003      2002      2001
                                                     ------    ------    ------
Balance at beginning of year                         $1,781    $1,887    $1,660
  Current year additions                                645       630       558
  Amortized during year                                (245)     (189)     (179)
  Adjustment for change in unrealized investment
     gains                                               (1)     (445)     (152)
  Transfer of Taiwan branch to an affiliated
     company                                             --      (102)       --
                                                     ------    ------    ------
Balance at end of year                               $2,180    $1,781    $1,887
                                                     ======    ======    ======

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                            2003    2002    2001
                                                            ----    ----    ----
Current:
  Federal                                                   $ 94    $(1)    $ 8
  State and local                                              5      1       2
                                                            ----    ---     ---
                                                              99     --      10
Deferred:
  Federal                                                     17     (1)     21
                                                            ----    ---     ---
Income tax expense/(benefit)                                $116    $(1)    $31
                                                            ====    ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows (in millions):

                                                               2003     2002
                                                              ------    ----
Deferred tax assets:
  Future policyholder benefits                                $  487    $427
  Employee and agents benefits                                    62      58
                                                              ------    ----
     Deferred tax assets                                         549     485
                                                              ------    ----
Deferred tax liabilities:
  Deferred policy acquisition costs                              517     409
  Investments                                                    479     420
  Other                                                            9      19
                                                              ------    ----
     Deferred tax liabilities                                  1,005     848
                                                              ------    ----
       Net deferred tax liability                             $  456    $363
                                                              ======    ====

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2003, 2002 and 2001:

                                                          2003    2002     2001
                                                          ----    -----    -----
Statutory Federal income tax rate                         35.0%    35.0%    35.0%
Current year equity base tax                                --       --     12.5
True down of prior year equity base tax                     --    (22.9)   (20.1)
Tax exempt income                                         (2.8)    (6.0)    (4.9)
Foreign branch termination                                  --     (3.8)      --
Other                                                     (1.2)    (2.9)     0.9
                                                          ----    -----    -----
Effective tax rate                                        31.0%    (0.6)%   23.4%
                                                          ====    =====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2003 and 2002, the Company had recorded an income tax receivable from New York Life of $38 million and an income tax payable to New York Life of $38 million, respectively.

     The Company's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 50% of the reinsurance ceded at December 31, 2003.

     The Company has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $171 million, $81 million and $2 million at December 31, 2003, 2002 and 2001, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with all counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. The Company does not have any fair value hedges at December 31, 2003 and 2002. The Company will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised;
(iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available for sale securities. During 2003 and 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

of forecasted transactions as of December 31, 2003 and 2002. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2003 and 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million and $7 million, respectively.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). No hedging transactions were discontinued for the years ended December 31, 2003 and 2002 due to hedge ineffectiveness.

     The Company has derivative instruments that do not qualify for hedge accounting treatment. These derivatives include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses).

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2003 and 2002, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, employment and benefits and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $1,424 million and $1,318 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2003 and 2002, the Company recorded cash collateral received under these agreements of $1,474 million and $1,350 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2003 of $155 million ($799 million at December 31,
2002) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $559 million, $537 million and $458 million for the years ended December 31, 2003, 2002 and 2001, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $27 million for its share of the net periodic post-retirement benefits expense in 2003 ($13 million and $10 million in 2002 and 2001, respectively) and a benefit of $(2) million in 2003 ($(2) million in 2002 and $(6) million in 2001) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2003, 2002 and 2001, the total cost for these services amounted to $22 million, $28 million and $16 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

NYLIM for the years ended December 31, 2003, 2002 and 2001 of $9 million, $9 million and $8 million, respectively.

     At December 31, 2003 and 2002, the Company had a net liability of $186 million and $166 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.46% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2003 and 2002 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,306 million and $2,958 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2003 and 2002 the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $89 million, $71 million and $126 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2003 and December 31, 2002.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2003 and December 31, 2002. Interest expense for 2003, 2002 and 2001 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2003, the Company had recorded a receivable from MCF included in other assets of $23 million. During 2003, the Company received interest payments from MCF totaling less than $1 million.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                           2003    2002
                                                           ----    ----
Amounts recoverable from reinsurers                        $716    $633
Premiums ceded                                              171      74
Benefits ceded                                               38      13

     The Company received capital contributions of $500 million and $130 million in 2003 and 2002, respectively, from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of funding certain New York Life employee benefits. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, the Company recorded liabilities of approximately $1,133 million and $1,023 million, respectively, which are included in policyholder account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to a Voluntary Employees' Beneficiary Association (VEBA) trust, a trust formed for the benefit of New York Life's retired employees. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, policyholder account balances and separate account liabilities related to these policies aggregated $252 million and $219 million, respectively.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $173 million, $30 million, and $20 million during 2003, 2002 and 2001, respectively.

     Total interest paid was $10 million, $7 million and $21 million during 2003, 2002 and 2001, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2003 and 2002, statutory stockholder's equity was $1,882 million and $1,404 million, respectively. Statutory net income/(loss) for the years ended December 31, 2003, 2002 and 2001 was $20 million, $(95) million and $(83) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $447 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $186 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
New York NY
February 6, 2004

                          PROSPECTUS DATED MAY 1, 2004

                                      FOR

                         MAINSTAY PLUS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

    This Prospectus describes the individual flexible premium MainStay Plus Variable Annuity policies. New York Life Insurance and Annuity Corporation (NYLIAC) issues these policies. We designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments commence, and a guaranteed death benefit if the owner or Annuitant dies before income payments have commenced.

    Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among a Fixed Account option, three general account options specifically for the Dollar Cost Averaging Advantage Plan and up to 18 of the 35 Investment Divisions listed below.

  -    MainStay VP Bond
  -    MainStay VP Capital Appreciation
  -    MainStay VP Cash Management
  -    MainStay VP Common Stock
         (formerly MainStay VP Growth Equity)
  -    MainStay VP Convertible
  -    MainStay VP Government
  -    MainStay VP High Yield Corporate Bond
  -    MainStay VP International Equity
  -    MainStay VP Mid Cap Core
  -    MainStay VP Mid Cap Growth
  -    MainStay VP Mid Cap Value
         (formerly MainStay VP Equity Income)
  -    MainStay VP S&P 500 Index
         (formerly MainStay VP Indexed Equity)
  -    MainStay VP Small Cap Growth
  -    MainStay VP Total Return
  -    MainStay VP Value
  -    MainStay VP American Century Income & Growth
  -    MainStay VP Dreyfus Large Company Value
  -    MainStay VP Eagle Asset Management Growth
         Equity
  -    MainStay VP Lord Abbett Developing Growth
  -    Alger American Small Capitalization
  -    Calvert Social Balanced
  -    Dreyfus IP Technology Growth
  -    Fidelity(R) VIP Contrafund(R)
  -    Fidelity(R) VIP Equity-Income
  -    Fidelity(R) VIP Mid Cap
  -    Janus Aspen Series Balanced
  -    Janus Aspen Series Worldwide Growth
  -    MFS(R) Investors Trust Series
  -    MFS(R) Research Series
  -    MFS(R) Utilities Series
  -    Neuberger Berman AMT MidCap Growth
  -    T. Rowe Price Equity Income Portfolio
  -    Van Eck Worldwide Hard Assets
  -    Van Kampen UIF Emerging Markets Equity
  -    Victory VIF Diversified Stock

    SOME INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED PRIOR TO JUNE 2, 2003 DIFFER FROM INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED ON OR AFTER JUNE 2, 2003. PLEASE REFER TO THE EXAMPLES SECTION OF THIS PROSPECTUS FOR A LIST OF THE CORRESPONDING INVESTMENT DIVISIONS AVAILABLE TO YOU. We do not guarantee the investment performance of these variable Investment Divisions. Depending on current market conditions, you can make or lose money in any of the investment divisions.

    You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless accompanied by the current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust and the Victory Variable Insurance Funds (the "Funds," each individually a "Fund"). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact us at (800) 762-6212 or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

    To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2004. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 762-6212 or write to us at MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686.

    THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
DEFINITIONS............................    3
TABLE OF FEES AND EXPENSES.............    5
QUESTIONS AND ANSWERS ABOUT MAINSTAY
  PLUS VARIABLE ANNUITY................   16
FINANCIAL STATEMENTS...................   19
CONDENSED FINANCIAL INFORMATION........   19
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNT..............................   27
  New York Life Insurance and Annuity
     Corporation.......................   27
  The Separate Account.................   27
  The Portfolios.......................   27
  Additions, Deletions or Substitutions
     of Investments....................   29
  Reinvestment.........................   29
THE POLICIES...........................   29
  Selecting the Variable Annuity That's
     Right for You.....................   29
  Qualified and Non-Qualified
     Policies..........................   30
  Policy Application and Premium
     Payments..........................   31
  Payments Returned for Insufficient
     Funds.............................   32
  Your Right to Cancel ("Free Look")...   32
  Issue Ages...........................   32
  Transfers............................   32
     (a) Limits on Transfers...........   33
  Procedures for Telephone/Web
     Transactions......................   33
  Dollar Cost Averaging Programs.......   34
     (a) Traditional Dollar Cost
          Averaging....................   34
     (b) The DCA Advantage Plan........   35
  Automatic Asset Reallocation.........   36
  Interest Sweep.......................   36
  Accumulation Period..................   36
     (a) Crediting of Premium
          Payments.....................   36
     (b) Valuation of Accumulation
          Units........................   37
  Riders...............................   37
     (a) Living Needs Benefit Rider....   37
     (b) Unemployment Benefit Rider....   37
     (c) Investment Protection  Plan
         Rider.........................   37
     (d) Enhanced Beneficiary  Benefit
         Rider.........................   39
     (e) Enhanced Spousal  Continuance
         Rider.........................   40
  Policy Owner Inquiries...............   41
  Records and Reports..................   41
CHARGES AND DEDUCTIONS.................   41
  Surrender Charges....................   41
  Amount of Surrender Charge...........   41
  Exceptions to Surrender Charges......   42

                                         PAGE
                                         ----
  Other Charges........................   42
     (a) Mortality and Expense Risk
          Charges......................   42
     (b) Administration Fee............   42
     (c) Policy Service Charge.........   42
     (d) Investment Protection Plan
          Rider Charge.................   42
     (e) Rider Risk Charge
       Adjustment......................   43
     (f)  Enhanced Beneficiary Benefit
           Rider Charge................   43
     (g) Fund Charges..................   43
     (h) Transfer Fees.................   43
  Group and Sponsored Arrangements.....   44
  Taxes................................   44
DISTRIBUTIONS UNDER THE POLICY.........   44
  Surrenders and Withdrawals...........   44
     (a) Surrenders....................   45
     (b) Partial Withdrawals...........   45
     (c) Periodic Partial
         Withdrawals...................   45
     (d) Hardship Withdrawals..........   45
  Required Minimum Distribution........   45
  Our Right to Cancel..................   46
  Annuity Commencement Date............   46
  Death Before Annuity Commencement....   46
  Income Payments......................   47
     (a) Election of Income Payment
          Options......................   47
     (b) Proof of Survivorship.........   47
  Delay of Payments....................   47
  Designation of Beneficiary...........   48
  Restrictions Under Internal Revenue
     Code Section 403(b)(11)...........   48
  Loans................................   48
THE FIXED ACCOUNT......................   49
     (a) Interest Crediting............   49
     (b) Transfers to Investment
          Divisions....................   49
     (c) Fixed Account Initial  Premium
         Guarantee.....................   50
THE DCA ADVANTAGE PLAN ACCOUNTS........   50
FEDERAL TAX MATTERS....................   50
  Introduction.........................   50
  Taxation of Annuities in General.....   51
  Qualified Plans......................   52
     (a) Section 403(b) Plans..........   52
     (b) Individual Retirement
          Annuities....................   52
     (c) Roth Individual Retirement
          Annuities....................   52
     (d) Inherited IRAs................   52
DISTRIBUTOR OF THE POLICIES............   53
VOTING RIGHTS..........................   53
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION...............   54

     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value, and the DCA Advantage Plan Account Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

CODE--The Internal Revenue Code of 1986, as amended.

DOLLAR COST AVERAGING (DCA) ADVANTAGE PLAN ACCOUNTS--The 6-month, 12-month and 18-month DCA accounts used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING (DCA) ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Accounts.

DOLLAR COST AVERAGING (DCA) ACCUMULATION VALUE--The sum of premium payments allocated to the DCA Advantage Plan Accounts, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS (PORTFOLIOS)--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available to the general public. Investment results will differ.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCOUNT ACCUMULATION VALUE--The sum of premium payments and transfers allocated to the Fixed Account, plus interest credited on those premium payments and transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charge, and rider charges deducted from the Fixed Account.

FUND--A diversified, open-end management investment company.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use by individuals in connection with employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408 and 408A of the Code. Non-Qualified Policies include policies issued to other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

PENSION PLAN--A retirement plan that is qualified under Section 401(a) of the Code.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408 and 408A of the Code. Qualified Policies do not include policies issued to any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit Value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          Current and Guaranteed Maximum: 7% of the amount
 (as a % of amount withdrawn)                              withdrawn(1)
 Transfer Fee                                              Current and Guaranteed Maximum: $30 per transfer for
                                                           each transfer over 12 in a Policy Year.

---------------------

(1) In Payment Years 4 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 6% during Payment Year 4; 5% during Payment Year 5; 4% during Payment Year 6; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
                         CHARGE                            AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              Lesser of $30 per policy or 2% of the Accumulation
                                                           Value, for policies with less than $20,000 of
                                                           Accumulation Value
 Separate Account Annual Expenses                          Current and Guaranteed Maximum: 1.40% (annualized) of
                                                           the daily average Variable Accumulation Value,
                                                           including mortality and expense risk and administrative
                                                           fees.
 Optional Riders
   - Investment Protection Plan (IPP) Rider Charge         Current: 0.45% (annualized) of the amount that is
                                                           guaranteed, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1% (annualized) of the amount that
                                                           is guaranteed, deducted on a quarterly basis.
   - Rider Risk Adjustment Charge                          Current: Contact your Registered Representative.(1)
    (Charge for cancellation of the Investment             Guaranteed Maximum: 2% (annualized) of the amount that
   Protection Plan)                                        is guaranteed for cancellation of the Investment
                                                           Protection Plan Rider.
   - Enhanced Beneficiary Benefit (EBB) Rider Charge       Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1% (annualized) of the Policy's
                                                           Accumulation Value, deducted on a quarterly basis.

---------------------

(1) Contact your Registered Representative to determine the percentage we are currently charging before you select this feature.

The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2003. The expenses are expressed as a percentage of average net assets of the Fund and may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                -----------------
                                                                MINIMUM   MAXIMUM
  -------------------------------------------------------------------------------
  For policies purchased on or after June 2, 2003: Expenses
    that are deducted from the Investment Division assets,
    including management fees, 12b-1 fees, administration fees
    and other expenses.                                         0.55%     2.22%
  For policies purchased prior to June 2, 2003: Expenses that are deducted from the Investment Division assets,
    including management fees, 12b-1 fees, administration fees
    and other expenses.                                         0.39%     1.87%

FOR POLICIES PURCHASED ON OR AFTER JUNE 2, 2003:

Examples

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the charges and expenses of the policy including the annual policy service charge. The annual policy service charge does not apply to policies with an Accumulation Value of $20,000 or greater. Therefore, if your policy's Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes upon surrender of the policy or the Annuity Commencement Date.

     You would pay the following expenses on a $10,000 investment in one of the Investment Divisions listed, assuming a 5% annual return on assets:

                                                                                     EXPENSES IF YOU
                                                                                  ANNUITIZE YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP BOND--SERVICE CLASS
without any Riders                                                     $414.40   $  778.06   $1,329.96   $2,763.95
with IPP Rider                                                         $458.90   $  913.01   $1,553.42   $3,273.32
with EBB Rider                                                         $444.08   $  868.22   $1,479.50   $3,129.87
with IPP & EBB Riders                                                  $488.58   $1,003.17   $1,702.94   $3,567.19
MAINSTAY VP CAPITAL APPRECIATION--SERVICE CLASS
without any Riders                                                     $424.29   $  808.16   $1,379.98   $2,860.64
with IPP Rider                                                         $468.76   $  942.70   $1,602.29   $3,367.42
with EBB Rider                                                         $453.95   $  898.05   $1,528.75   $3,225.54
with IPP & EBB Riders                                                  $498.41   $1,032.60   $1,751.04   $3,658.11
MAINSTAY VP CASH MANAGEMENT
without any Riders                                                     $390.63   $  705.47   $1,208.91   $2,527.66
with IPP Rider                                                         $435.24   $  841.44   $1,435.17   $3,043.29
with EBB Rider                                                         $420.39   $  796.31   $1,360.31   $2,896.04
with IPP & EBB Riders                                                  $465.01   $  932.28   $1,586.60   $3,345.02
MAINSTAY VP COMMON STOCK--SERVICE CLASS
without any Riders                                                     $412.41   $  772.03   $1,319.94   $2,744.48
with IPP Rider                                                         $456.94   $  907.07   $1,543.61   $3,254.35
with EBB Rider                                                         $442.11   $  862.25   $1,469.62   $3,110.64
with IPP & EBB Riders                                                  $486.63   $  997.29   $1,693.31   $3,548.89
MAINSTAY VP CONVERTIBLE--SERVICE CLASS
without any Riders                                                     $427.24   $  817.15   $1,394.92   $2,889.43
with IPP Rider                                                         $471.69   $  951.59   $1,616.90   $3,395.44
with EBB Rider                                                         $456.90   $  906.90   $1,543.46   $3,254.06
with IPP & EBB Riders                                                  $501.35   $1,041.39   $1,765.42   $3,685.17
MAINSTAY VP GOVERNMENT--SERVICE CLASS
without any Riders                                                     $419.34   $  793.12   $1,355.00   $2,812.38
with IPP Rider                                                         $463.83   $  927.87   $1,577.89   $3,320.48
with EBB Rider                                                         $449.02   $  883.14   $1,504.15   $3,177.85
with IPP & EBB Riders                                                  $493.51   $1,017.90   $1,727.04   $3,612.80

                                                                                     EXPENSES IF YOU
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP BOND--SERVICE CLASS
without any Riders                                                     $414.40   $  947.76   $1,457.35   $2,763.95
with IPP Rider                                                         $458.90   $1,080.43   $1,677.98   $3,273.32
with EBB Rider                                                         $444.08   $1,036.40   $1,605.00   $3,129.87
with IPP & EBB Riders                                                  $488.58   $1,169.07   $1,825.60   $3,567.19
MAINSTAY VP CAPITAL APPRECIATION--SERVICE CLASS
without any Riders                                                     $424.29   $  977.35   $1,506.74   $2,860.64
with IPP Rider                                                         $468.76   $1,109.62   $1,726.23   $3,367.42
with EBB Rider                                                         $453.95   $1,065.72   $1,653.61   $3,225.54
with IPP & EBB Riders                                                  $498.41   $1,198.00   $1,873.08   $3,658.11
MAINSTAY VP CASH MANAGEMENT
without any Riders                                                     $390.63   $  876.40   $1,337.84   $2,527.66
with IPP Rider                                                         $435.24   $1,010.07   $1,561.22   $3,043.29
with EBB Rider                                                         $420.39   $  965.70   $1,487.32   $2,896.04
with IPP & EBB Riders                                                  $465.01   $1,099.37   $1,710.74   $3,345.02
MAINSTAY VP COMMON STOCK--SERVICE CLASS
without any Riders                                                     $412.41   $  941.83   $1,447.46   $2,744.48
with IPP Rider                                                         $456.94   $1,074.59   $1,668.29   $3,254.35
with EBB Rider                                                         $442.11   $1,030.53   $1,595.24   $3,110.64
with IPP & EBB Riders                                                  $486.63   $1,163.28   $1,816.09   $3,548.89
MAINSTAY VP CONVERTIBLE--SERVICE CLASS
without any Riders                                                     $427.24   $  986.19   $1,521.49   $2,889.43
with IPP Rider                                                         $471.69   $1,118.35   $1,740.65   $3,395.44
with EBB Rider                                                         $456.90   $1,074.49   $1,668.14   $3,254.06
with IPP & EBB Riders                                                  $501.35   $1,206.64   $1,887.28   $3,685.17
MAINSTAY VP GOVERNMENT--SERVICE CLASS
without any Riders                                                     $419.34   $  962.56   $1,482.07   $2,812.38
with IPP Rider                                                         $463.83   $1,095.04   $1,702.14   $3,320.48
with EBB Rider                                                         $449.02   $1,051.06   $1,629.33   $3,177.85
with IPP & EBB Riders                                                  $493.51   $1,183.55   $1,849.39   $3,612.80

                                                                                 EXPENSES IF YOU DO NOT
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP BOND--SERVICE CLASS
without any Riders                                                     $252.93   $  778.06   $1,329.96   $2,763.95
with IPP Rider                                                         $298.16   $  913.01   $1,553.42   $3,273.32
with EBB Rider                                                         $283.10   $  868.22   $1,479.50   $3,129.87
with IPP & EBB Riders                                                  $328.33   $1,003.17   $1,702.94   $3,567.19
MAINSTAY VP CAPITAL APPRECIATION--SERVICE CLASS
without any Riders                                                     $262.98   $  808.16   $1,379.98   $2,860.64
with IPP Rider                                                         $308.18   $  942.70   $1,602.29   $3,367.42
with EBB Rider                                                         $293.13   $  898.05   $1,528.75   $3,225.54
with IPP & EBB Riders                                                  $338.31   $1,032.60   $1,751.04   $3,658.11
MAINSTAY VP CASH MANAGEMENT
without any Riders                                                     $228.78   $  705.47   $1,208.91   $2,527.66
with IPP Rider                                                         $274.12   $  841.44   $1,435.17   $3,043.29
with EBB Rider                                                         $259.02   $  796.31   $1,360.31   $2,896.04
with IPP & EBB Riders                                                  $304.37   $  932.37   $1,586.60   $3,345.02
MAINSTAY VP COMMON STOCK--SERVICE CLASS
without any Riders                                                     $250.92   $  772.03   $1,319.94   $2,744.48
with IPP Rider                                                         $296.16   $  907.07   $1,543.61   $3,254.35
with EBB Rider                                                         $281.10   $  862.25   $1,469.62   $3,110.64
with IPP & EBB Riders                                                  $326.34   $  997.29   $1,693.31   $3,548.89
MAINSTAY VP CONVERTIBLE--SERVICE CLASS
without any Riders                                                     $265.99   $  817.15   $1,394.92   $2,889.43
with IPP Rider                                                         $311.16   $  951.59   $1,616.90   $3,395.44
with EBB Rider                                                         $296.13   $  906.97   $1,543.46   $3,254.06
with IPP & EBB Riders                                                  $341.30   $1,041.39   $1,765.42   $3,685.17
MAINSTAY VP GOVERNMENT--SERVICE CLASS
without any Riders                                                     $257.95   $  793.12   $1,355.00   $2,812.38
with IPP Rider                                                         $303.17   $  927.87   $1,577.89   $3,320.48
with EBB Rider                                                         $288.12   $  883.14   $1,504.15   $3,177.85
with IPP & EBB Riders                                                  $333.34   $1,017.90   $1,727.04   $3,612.80

                                                                                     EXPENSES IF YOU
                                                                                  ANNUITIZE YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP HIGH YIELD CORPORATE BOND--SERVICE CLASS
without any Riders                                                     $420.33   $  796.13   $1,360.01   $2,822.09
with IPP Rider                                                         $464.81   $  930.82   $1,582.76   $3,329.88
with EBB Rider                                                         $450.00   $  886.14   $1,509.08   $3,187.39
with IPP & EBB Riders                                                  $494.49   $1,020.64   $1,731.83   $3,621.87
MAINSTAY VP INTERNATIONAL EQUITY--SERVICE CLASS
without any Riders                                                     $466.73   $  936.61   $1,592.26   $3,265.21
with IPP Rider                                                         $510.99   $1,069.38   $1,809.62   $3,760.76
with EBB Rider                                                         $496.26   $1,025.32   $1,737.71   $3,625.42
with IPP & EBB Riders                                                  $540.53   $1,158.07   $1,955.06   $4,038.03
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders                                                     $477.55   $  969.19   $1,645.81   $3,365.79
with IPP Rider                                                         $521.77   $1,101.53   $1,861.94   $3,858.47
with EBB Rider                                                         $507.05   $1,057.59   $1,790.41   $3,724.77
with IPP & EBB Riders                                                  $551.28   $1,189.94   $2,006.54   $4,132.41
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without any Riders                                                     $456.86   $  906.86   $1,543.26   $3,172.71
with IPP Rider                                                         $501.18   $1,040.07   $1,761.79   $3,670.90
with EBB Rider                                                         $486.42   $  995.86   $1,689.52   $3,534.09
with IPP & EBB Riders                                                  $530.74   $1,129.02   $1,907.98   $3,951.23
MAINSTAY VP MID CAP VALUE--SERVICE CLASS
without any Riders                                                     $444.04   $  568.05   $1,479.26   $3,051.05
with IPP Rider                                                         $488.42   $1,001.61   $1,699.25   $3,552.60
with EBB Rider                                                         $473.64   $  957.42   $1,626.45   $3,413.82
with IPP & EBB Riders                                                  $518.01   $1,091.13   $1,846.46   $3,837.00
MAINSTAY VP S&P 500 INDEX--SERVICE CLASS
without any Riders                                                     $399.55   $  732.76   $1,254.46   $2,616.94
with IPP Rider                                                         $444.13   $  868.34   $1,479.69   $3,130.25
with EBB Rider                                                         $429.29   $  823.33   $1,405.18   $2,984.46
with IPP & EBB Riders                                                  $473.85   $  958.91   $1,630.40   $3,429.02
MAINSTAY VP SMALL CAP GROWTH--SERVICE CLASS
without any Riders                                                     $480.50   $  978.08   $1,660.38   $3,393.03
with IPP Rider                                                         $524.72   $1,110.31   $1,876.19   $3,884.94
with EBB Rider                                                         $510.00   $1,066.40   $1,804.77   $3,751.67
with IPP & EBB Riders                                                  $554.21   $1,198.61   $2,020.55   $4,157.98
MAINSTAY VP TOTAL RETURN--SERVICE CLASS
without any Riders                                                     $421.31   $  799.13   $1,364.99   $2,831.70
with IPP Rider                                                         $465.79   $  933.78   $1,587.62   $3,339.27
with EBB Rider                                                         $450.98   $  889.11   $1,513.99   $3,196.96
with IPP & EBB Riders                                                  $495.47   $1,023.79   $1,736.56   $3,630.96
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders                                                     $426.26   $  814.17   $1,389.96   $2,879.86
with IPP Rider                                                         $470.71   $  948.62   $1,612.01   $3,386.10
with EBB Rider                                                         $455.91   $  903.99   $1,538.54   $3,244.53
with IPP & EBB Riders                                                  $500.37   $1,038.46   $1,760.63   $3,676.18

                                                                                     EXPENSES IF YOU
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP HIGH YIELD CORPORATE BOND--SERVICE CLASS
without any Riders                                                     $420.33   $  965.52   $1,467.02   $2,822.09
with IPP Rider                                                         $464.81   $1,097.94   $1,706.94   $3,329.65
with EBB Rider                                                         $450.00   $1,054.01   $1,634.19   $3,187.39
with IPP & EBB Riders                                                  $494.49   $1,186.44   $1,854.12   $3,621.87
MAINSTAY VP INTERNATIONAL EQUITY--SERVICE CLASS
without any Riders                                                     $466.73   $1,103.63   $1,716.32   $3,265.21
with IPP Rider                                                         $510.99   $1,234.16   $1,930.91   $3,760.76
with EBB Rider                                                         $496.26   $1,190.84   $1,859.92   $3,625.42
with IPP & EBB Riders                                                  $540.53   $1,321.35   $2,074.51   $4,038.03
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders                                                     $477.55   $1,135.66   $1,769.19   $3,385.79
with IPP Rider                                                         $521.77   $1,265.77   $1,982.58   $3,858.47
with EBB Rider                                                         $507.05   $1,222.57   $1,911.96   $3,724.77
with IPP & EBB Riders                                                  $551.28   $1,352.68   $2,125.34   $4,132.41
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without any Riders                                                     $456.86   $1,074.39   $1,667.96   $3,172.71
with IPP Rider                                                         $501.18   $1,205.34   $1,883.69   $3,670.90
with EBB Rider                                                         $486.42   $1,161.88   $1,812.34   $3,534.09
with IPP & EBB Riders                                                  $530.74   $1,292.79   $2,028.03   $3,951.23
MAINSTAY VP MID CAP VALUE--SERVICE CLASS
without any Riders                                                     $444.04   $1,035.26   $1,604.76   $3,051.05
with IPP Rider                                                         $488.42   $1,167.73   $1,821.96   $3,552.60
with EBB Rider                                                         $473.64   $1,124.09   $1,750.11   $3,413.82
with IPP & EBB Riders                                                  $518.01   $1,255.54   $1,967.29   $3,837.00
MAINSTAY VP S&P 500 INDEX--SERVICE CLASS
without any Riders                                                     $399.55   $  903.23   $1,382.82   $2,616.94
with IPP Rider                                                         $444.13   $1,036.52   $1,605.18   $3,130.25
with EBB Rider                                                         $429.29   $  992.27   $1,531.62   $2,984.46
with IPP & EBB Riders                                                  $473.85   $1,125.56   $1,753.97   $3,429.02
MAINSTAY VP SMALL CAP GROWTH--SERVICE CLASS
without any Riders                                                     $480.50   $1,144.40   $1,783.57   $3,393.03
with IPP Rider                                                         $524.72   $1,274.39   $1,996.64   $3,884.94
with EBB Rider                                                         $510.00   $1,231.23   $1,926.13   $3,751.87
with IPP & EBB Riders                                                  $554.21   $1,361.21   $2,139.16   $4,157.98
MAINSTAY VP TOTAL RETURN--SERVICE CLASS
without any Riders                                                     $421.31   $  968.47   $1,491.94   $2,831.70
with IPP Rider                                                         $465.79   $1,100.85   $1,711.74   $3,339.27
with EBB Rider                                                         $450.98   $1,056.93   $1,639.05   $3,196.96
with IPP & EBB Riders                                                  $495.47   $1,189.34   $1,658.89   $3,630.96
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders                                                     $426.26   $  983.26   $1,516.59   $2,879.86
with IPP Rider                                                         $470.71   $1,115.44   $1,735.82   $3,386.10
with EBB Rider                                                         $455.91   $1,071.56   $1,663.28   $3,244.53
with IPP & EBB Riders                                                  $500.37   $1,203.76   $1,882.56   $3,676.18

                                                                                 EXPENSES IF YOU DO NOT
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP HIGH YIELD CORPORATE BOND--SERVICE CLASS
without any Riders                                                     $258.96   $  795.13   $1,360.01   $2,822.09
with IPP Rider                                                         $304.17   $  930.82   $1,582.76   $3,329.65
with EBB Rider                                                         $289.12   $  886.14   $1,509.08   $3,187.39
with IPP & EBB Riders                                                  $334.33   $1,020.84   $1,731.83   $3,621.67
MAINSTAY VP INTERNATIONAL EQUITY--SERVICE CLASS
without any Riders                                                     $306.12   $  936.51   $1,592.26   $3,265.21
with IPP Rider                                                         $351.10   $1,069.38   $1,809.62   $3,760.76
with EBB Rider                                                         $336.13   $1,025.32   $1,737.71   $3,625.42
with IPP & EBB Riders                                                  $381.13   $1,158.07   $1,955.06   $4,038.03
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders                                                     $317.11   $  969.19   $1,645.81   $3,365.79
with IPP Rider                                                         $362.06   $1,101.53   $1,861.94   $3,858.47
with EBB Rider                                                         $347.09   $1,057.59   $1,790.41   $3,724.77
with IPP & EBB Riders                                                  $392.04   $1,169.94   $2,006.54   $4,132.41
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without any Riders                                                     $296.09   $  906.86   $1,543.26   $3,172.71
with IPP Rider                                                         $341.13   $1,040.07   $1,761.79   $3,670.90
with EBB Rider                                                         $326.13   $  995.86   $1,659.52   $3,534.09
with IPP & EBB Riders                                                  $371.17   $1,129.02   $1,907.98   $3,951.23
MAINSTAY VP MID CAP VALUE--SERVICE CLASS
without any Riders                                                     $283.06   $  868.08   $1,479.26   $3,051.05
with IPP Rider                                                         $328.16   $1,001.81   $1,699.25   $3,552.60
with EBB Rider                                                         $313.14   $  957.42   $1,626.48   $3,413.82
with IPP & EBB Riders                                                  $358.24   $1,091.13   $1,846.46   $3,837.00
MAINSTAY VP S&P 500 INDEX--SERVICE CLASS
without any Riders                                                     $237.84   $  732.76   $1,254.46   $2,616.94
with IPP Rider                                                         $283.15   $  868.34   $1,479.69   $3,130.25
with EBB Rider                                                         $268.07   $  823.33   $1,405.18   $2,984.46
with IPP & EBB Riders                                                  $313.36   $  958.91   $1,630.40   $3,429.02
MAINSTAY VP SMALL CAP GROWTH--SERVICE CLASS
without any Riders                                                     $320.12   $  978.08   $1,680.38   $3,393.03
with IPP Rider                                                         $365.06   $1,110.31   $1,676.19   $3,884.94
with EBB Rider                                                         $350.09   $1,066.40   $1,804.77   $3,751.67
with IPP & EBB Riders                                                  $395.02   $1,196.61   $2,020.55   $4,157.96
MAINSTAY VP TOTAL RETURN--SERVICE CLASS
without any Riders                                                     $259.96   $  799.13   $1,364.99   $2,531.70
with IPP Rider                                                         $305.16   $  933.78   $1,587.62   $3,339.27
with EBB Rider                                                         $290.11   $  889.11   $1,513.99   $3,196.96
with IPP & EBB Riders                                                  $335.32   $1,023.79   $1,736.66   $3,630.96
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders                                                     $264.99   $  814.17   $1,389.96   $2,879.86
with IPP Rider                                                         $310.17   $  948.62   $1,612.01   $3,386.10
with EBB Rider                                                         $295.12   $  903.99   $1,538.54   $3,244.53
with IPP & EBB Riders                                                  $340.31   $1,038.46   $1,760.63   $3,676.18

                                                                                     EXPENSES IF YOU
                                                                                  ANNUITIZE YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--SERVICE CLASS
without any Riders                                                     $453.91   $  897.94   $1,528.57   $3,144.80
with IPP Rider                                                         $498.23   $1,031.23   $1,747.38   $3,643.73
with EBB Rider                                                         $483.47   $  986.99   $1,674.99   $3,506.46
with IPP & EBB Riders                                                  $527.80   $1,120.30   $1,893.84   $3,925.01
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--SERVICE CLASS
without any Riders                                                     $458.83   $  912.80   $1,553.09   $3,191.29
with IPP Rider                                                         $503.15   $1,045.92   $1,771.37   $3,688.94
with EBB Rider                                                         $488.39   $1,001.74   $1,699.15   $3,552.39
with IPP & EBB Riders                                                  $532.70   $1,134.87   $1,917.45   $3,968.69
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--SERVICE CLASS
without any Riders                                                     $443.06   $  865.10   $1,474.32   $3,041.63
with IPP Rider                                                         $487.43   $  998.86   $1,694.43   $3,543.47
with EBB Rider                                                         $472.65   $  954.47   $1,621.61   $3,404.51
with IPP & EBB Riders                                                  $517.04   $1,088.23   $1,841.71   $3,828.12
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--SERVICE CLASS
without any Riders                                                     $478.53   $  972.16   $1,650.68   $3,374.87
with IPP Rider                                                         $522.75   $1,104.44   $1,866.67   $3,867.29
with EBB Rider                                                         $508.03   $1,060.54   $1,795.21   $3,733.76
with IPP & EBB Riders                                                  $552.25   $1,192.83   $2,011.23   $4,140.94
ALGER AMERICAN SMALL CAPITALIZATION--CLASS S SHARES
without any Riders                                                     $456.86   $  906.86   $1,543.28   $3,172.71
with IPP Rider                                                         $501.18   $1,040.07   $1,761.79   $3,670.90
with EBB Rider                                                         $486.42   $  995.86   $1,689.52   $3,534.09
with IPP & EBB Riders                                                  $530.74   $1,129.02   $1,907.98   $3,951.23
CALVERT SOCIAL BALANCED
without any Riders                                                     $428.24   $  820.17   $1,399.92   $2,899.02
with IPP Rider                                                         $472.67   $  954.54   $1,621.73   $3,404.76
with EBB Rider                                                         $457.88   $  909.94   $1,548.36   $3,263.54
with IPP & EBB Riders                                                  $502.33   $1,044.31   $1,770.18   $3,694.16
DREYFUS IP TECHNOLOGY GROWTH--SERVICE SHARES
without any Riders                                                     $448.00   $  880.05   $1,499.02   $3,088.66
with IPP Rider                                                         $492.36   $1,013.60   $1,718.54   $3,589.16
with EBB Rider                                                         $477.58   $  969.26   $1,645.91   $3,451.01
with IPP & EBB Riders                                                  $521.93   $1,102.82   $1,865.45   $3,872.33
FIDELITY(R) VIP CONTRAFUND(R)--SERVICE CLASS 2
without any Riders                                                     $428.24   $  820.17   $1,399.92   $2,899.02
with IPP Rider                                                         $472.67   $  954.54   $1,621.73   $3,404.76
with EBB Rider                                                         $457.88   $  909.94   $1,548.36   $3,263.54
with IPP & EBB Riders                                                  $502.33   $1,044.31   $1,770.18   $3,694.16
FIDELITY(R) VIP EQUITY-INCOME--SERVICE CLASS 2
without any Riders                                                     $417.37   $  787.11   $1,345.00   $2,793.04
with IPP Rider                                                         $461.86   $  921.93   $1,568.10   $3,301.64
with EBB Rider                                                         $447.05   $  877.17   $1,494.29   $3,158.68
with IPP & EBB Riders                                                  $491.55   $1,012.02   $1,717.41   $3,594.57

                                                                                     EXPENSES IF YOU
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--SERVICE CLASS
without any Riders                                                     $453.91   $1,065.61   $1,653.44   $3,144.80
with IPP Rider                                                         $498.23   $1,196.65   $1,869.47   $3,643.73
with EBB Rider                                                         $483.47   $1,153.16   $1,798.00   $3,506.46
with IPP & EBB Riders                                                  $527.80   $1,284.22   $2,014.07   $3,925.01
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--SERVICE CLASS
without any Riders                                                     $458.83   $1,080.23   $1,677.65   $3,191.29
with IPP Rider                                                         $503.15   $1,211.09   $1,893.15   $3,688.94
with EBB Rider                                                         $488.39   $1,167.66   $1,821.85   $3,552.39
with IPP & EBB Riders                                                  $532.70   $1,298.54   $2,037.38   $3,968.69
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--SERVICE CLASS
without any Riders                                                     $443.06   $1,033.33   $1,599.88   $3,041.63
with IPP Rider                                                         $487.43   $1,164.83   $1,817.19   $3,543.47
with EBB Rider                                                         $472.65   $1,121.19   $1,745.30   $3,404.51
with IPP & EBB Riders                                                  $517.04   $1,252.69   $1,962.60   $3,628.12
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--SERVICE CLASS
without any Riders                                                     $478.53   $1,138.58   $1,774.00   $3,374.87
with IPP Rider                                                         $522.75   $1,268.63   $1,987.24   $3,867.29
with EBB Rider                                                         $508.03   $1,225.47   $1,916.69   $3,733.76
with IPP & EBB Riders                                                  $552.25   $1,355.52   $2,129.96   $4,140.94
ALGER AMERICAN SMALL CAPITALIZATION--CLASS S SHARES
without any Riders                                                     $456.86   $1,074.39   $1,667.96   $3,172.71
with IPP Rider                                                         $501.18   $1,205.34   $1,883.69   $3,670.90
with EBB Rider                                                         $486.42   $1,161.88   $1,812.34   $3,534.09
with IPP & EBB Riders                                                  $530.74   $1,292.79   $2,028.03   $3,951.23
CALVERT SOCIAL BALANCED
without any Riders                                                     $428.24   $  989.15   $1,526.43   $2,899.02
with IPP Rider                                                         $472.67   $1,121.26   $1,745.42   $3,404.76
with EBB Rider                                                         $457.88   $1,077.42   $1,672.98   $3,263.54
with IPP & EBB Riders                                                  $502.33   $1,209.52   $1,891.98   $3,694.16
DREYFUS IP TECHNOLOGY GROWTH--SERVICE SHARES
without any Riders                                                     $448.00   $1,048.03   $1,624.27   $3,088.66
with IPP Rider                                                         $492.36   $1,179.32   $1,840.99   $3,589.16
with EBB Rider                                                         $477.58   $1,135.73   $1,769.29   $3,451.01
with IPP & EBB Riders                                                  $521.93   $1,267.03   $1,986.04   $3,872.33
FIDELITY(R) VIP CONTRAFUND(R)--SERVICE CLASS 2
without any Riders                                                     $428.24   $  989.15   $1,526.43   $2,899.02
with IPP Rider                                                         $472.67   $1,121.26   $1,745.42   $3,404.76
with EBB Rider                                                         $457.88   $1,077.42   $1,672.98   $3,263.54
with IPP & EBB Riders                                                  $502.33   $1,209.52   $1,891.98   $3,694.16
FIDELITY(R) VIP EQUITY-INCOME--SERVICE CLASS 2
without any Riders                                                     $417.37   $  956.65   $1,472.20   $2,793.04
with IPP Rider                                                         $461.86   $1,089.20   $1,692.47   $3,301.64
with EBB Rider                                                         $447.05   $1,045.20   $1,619.60   $3,158.68
with IPP & EBB Riders                                                  $491.55   $1,177.77   $1,839.88   $3,594.57

                                                                                 EXPENSES IF YOU DO NOT
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--SERVICE CLASS
without any Riders                                                     $293.09   $  897.94   $1,528.57   $3,144.80
with IPP Rider                                                         $338.13   $1,031.23   $1,747.38   $3,643.73
with EBB Rider                                                         $323.14   $  986.99   $1,674.99   $3,506.46
with IPP & EBB Riders                                                  $368.18   $1,120.30   $1,893.84   $3,925.01
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--SERVICE CLASS
without any Riders                                                     $298.09   $  912.80   $1,553.09   $3,191.29
with IPP Rider                                                         $343.13   $1,045.92   $1,771.37   $3,688.94
with EBB Rider                                                         $328.13   $1,001.74   $1,699.15   $3,552.39
with IPP & EBB Riders                                                  $373.17   $1,134.87   $1,917.45   $3,968.69
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--SERVICE CLASS
without any Riders                                                     $282.06   $  865.10   $1,474.32   $3,041.63
with IPP Rider                                                         $327.16   $  998.86   $1,694.43   $3,543.47
with EBB Rider                                                         $312.14   $  954.47   $1,621.61   $3,404.51
with IPP & EBB Riders                                                  $357.25   $1,088.23   $1,841.71   $3,828.12
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--SERVICE CLASS
without any Riders                                                     $318.11   $  972.16   $1,650.68   $3,374.87
with IPP Rider                                                         $363.06   $1,104.44   $1,866.67   $3,867.29
with EBB Rider                                                         $348.09   $1,060.54   $1,795.21   $3,733.76
with IPP & EBB Riders                                                  $393.04   $1,192.83   $2,011.23   $4,140.94
ALGER AMERICAN SMALL CAPITALIZATION--CLASS S SHARES
without any Riders                                                     $296.09   $  906.86   $1,543.28   $3,172.71
with IPP Rider                                                         $341.13   $1,040.07   $1,761.79   $3,670.90
with EBB Rider                                                         $326.13   $  995.86   $1,689.52   $3,534.09
with IPP & EBB Riders                                                  $371.17   $1,129.02   $1,907.98   $3,951.23
CALVERT SOCIAL BALANCED
without any Riders                                                     $267.00   $  820.17   $1,399.92   $2,899.02
with IPP Rider                                                         $312.16   $  954.54   $1,621.73   $3,404.76
with EBB Rider                                                         $297.12   $  909.94   $1,548.36   $3,263.54
with IPP & EBB Riders                                                  $342.30   $1,044.31   $1,770.18   $3,694.16
DREYFUS IP TECHNOLOGY GROWTH--SERVICE SHARES
without any Riders                                                     $287.08   $  880.05   $1,499.02   $3,088.66
with IPP Rider                                                         $332.16   $1,013.60   $1,718.54   $3,589.16
with EBB Rider                                                         $317.15   $  969.26   $1,645.91   $3,451.01
with IPP & EBB Riders                                                  $362.22   $1,102.82   $1,865.45   $3,872.33
FIDELITY(R) VIP CONTRAFUND(R)--SERVICE CLASS 2
without any Riders                                                     $267.00   $  820.17   $1,399.92   $2,899.02
with IPP Rider                                                         $312.16   $  954.54   $1,621.73   $3,404.76
with EBB Rider                                                         $297.12   $  909.94   $1,548.36   $3,263.54
with IPP & EBB Riders                                                  $342.30   $1,044.31   $1,770.18   $3,694.16
FIDELITY(R) VIP EQUITY-INCOME--SERVICE CLASS 2
without any Riders                                                     $255.96   $  787.11   $1,345.00   $2,793.04
with IPP Rider                                                         $301.17   $  921.93   $1,568.10   $3,301.64
with EBB Rider                                                         $286.12   $  877.17   $1,494.29   $3.158.68
with IPP & EBB Riders                                                  $331.34   $1,012.02   $1,717.41   $3,594.57

                                                                                     EXPENSES IF YOU
                                                                                  ANNUITIZE YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders                                                     $430.22   $  826.17   $1,409.87   $2,918.17
with IPP Rider                                                         $474.65   $  960.48   $1,631.48   $3,423.39
with EBB Rider                                                         $459.86   $  915.88   $1,558.14   $3,282.44
with IPP & EBB Riders                                                  $504.29   $1,050.21   $1,779.78   $3,712.18
JANUS ASPEN SERIES BALANCED--SERVICE SHARES
without any Riders                                                     $427.24   $  817.15   $1,394.92   $2,889.43
with IPP Rider                                                         $471.64   $  951.01   $1,615.22   $3,388.52
with EBB Rider                                                         $456.90   $  906.97   $1,543.46   $3,254.06
with IPP & EBB Riders                                                  $501.30   $1,040.82   $1,763.76   $3,678.27
JANUS ASPEN SERIES WORLDWIDE GROWTH--SERVICE SHARES
without any Riders                                                     $431.20   $  829.17   $1,414.53   $2,927.75
with IPP Rider                                                         $475.65   $  963.43   $1,636.35   $3,432.68
with EBB Rider                                                         $460.84   $  918.85   $1,563.05   $3,291.89
with IPP & EBB Riders                                                  $505.28   $1,053.11   $1,784.54   $3,721.13
MFS(R) INVESTORS TRUST SERIES--SERVICE CLASS
without any Riders                                                     $447.00   $  877.08   $1,494.09   $3,079.29
with IPP Rider                                                         $491.36   $1,010.63   $1,713.70   $3,580.03
with EBB Rider                                                         $476.58   $  966.29   $1,641.06   $3,441.70
with IPP & EBB Riders                                                  $520.96   $1,099.92   $1,860.73   $3,863.54
MFS(R) RESEARCH SERIES--SERVICE CLASS
without any Riders                                                     $448.00   $  880.05   $1,499.02   $3,088.66
with IPP Rider                                                         $492.36   $1,013.60   $1,718.54   $3,589.16
with EBB Rider                                                         $477.58   $  969.26   $1,645.91   $3,451.01
with IPP & EBB Riders                                                  $521.93   $1,102.82   $1,865.45   $3,872.33
MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders                                                     $451.93   $  891.98   $1,518.74   $3,126.14
with IPP Rider                                                         $496.27   $1,025.35   $1,737.78   $3,625.58
with EBB Rider                                                         $481.50   $  981.08   $1,665.31   $3,488.01
with IPP & EBB Riders                                                  $525.84   $1,114.47   $1,884.37   $3,907.47
NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS S
without any Riders                                                     $446.02   $  874.09   $1,489.18   $3,069.93
with IPP Rider                                                         $490.38   $1,007.71   $1,708.91   $3,570.90
with EBB Rider                                                         $475.60   $  983.34   $1,636.19   $3,432.41
with IPP & EBB Riders                                                  $519.88   $1,096.99   $1,855.97   $3,854.69
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
without any Riders                                                     $445.03   $  871.09   $1,484.22   $3,060.49
with IPP Rider                                                         $489.40   $1,004.76   $1,704.10   $3,561.77
with EBB Rider                                                         $474.62   $  960.39   $1,631.32   $3,423.12
with IPP & EBB Riders                                                  $519.00   $1,094.09   $1,851.25   $3,845.85

                                                                                     EXPENSES IF YOU
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders                                                     $430.22   $  995.05   $1,536.24   $2,918.17
with IPP Rider                                                         $474.65   $1,127.10   $1,755.05   $3,423.39
with EBB Rider                                                         $459.86   $1,083.25   $1,682,63   $3,282.44
with IPP & EBB Riders                                                  $504.29   $1,215.31   $1,901.46   $3,712.18
JANUS ASPEN SERIES BALANCED--SERVICE SHARES
without any Riders                                                     $427.24   $  986.19   $1,521.49   $2,889.43
with IPP Rider                                                         $471.64   $1,117.79   $1,738.99   $3,388.52
with EBB Rider                                                         $456.90   $1,074.49   $1,668.14   $3,254.06
with IPP & EBB Riders                                                  $501.30   $1,206.08   $1,885.64   $3,678.27
JANUS ASPEN SERIES WORLDWIDE GROWTH--SERVICE SHARES
without any Riders                                                     $431.20   $  998.01   $1,541.15   $2,927.75
with IPP Rider                                                         $475.65   $1,130.00   $1,759.85   $3,432.68
with EBB Rider                                                         $460.84   $1,086.17   $1,687.49   $3,291.89
with IPP & EBB Riders                                                  $505.28   $1,218.17   $1,906.16   $3,721.13
MFS(R) INVESTORS TRUST SERIES--SERVICE CLASS
without any Riders                                                     $447.00   $1,045.10   $1,619.40   $3,079.29
with IPP Rider                                                         $491.36   $1,176.41   $1,836.22   $3,580.03
with EBB Rider                                                         $476.58   $1,132.81   $1,764.50   $3,441.70
with IPP & EBB Riders                                                  $520.96   $1,264.19   $1,981.38   $3,863.54
MFS(R) RESEARCH SERIES--SERVICE CLASS
without any Riders                                                     $448.00   $1,048.03   $1,624.27   $3,088.66
with IPP Rider                                                         $492.36   $1,179.32   $1,840.99   $3,589.16
with EBB Rider                                                         $477.58   $1,135.73   $1,769.29   $3,451.01
with IPP & EBB Riders                                                  $521.93   $1,267.03   $1,986.04   $3,872.33
MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders                                                     $451.93   $1,059.75   $1,643.74   $3,126.14
with IPP Rider                                                         $496.27   $1,190.88   $1,859.99   $3,625.58
with EBB Rider                                                         $481.50   $1,147.35   $1,788.44   $3,488.01
with IPP & EBB Riders                                                  $525.84   $1,278.49   $2,004.72   $3,907.47
NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS S
without any Riders                                                     $446.02   $1,042.17   $1,614.56   $3,069.93
with IPP Rider                                                         $490.38   $1,173.53   $1,831.49   $3,570.90
with EBB Rider                                                         $475.60   $1,129.91   $1,759.69   $3,432.41
with IPP & EBB Riders                                                  $519.98   $1,261.30   $1,976.68   $3,854.69
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
without any Riders                                                     $445.03   $1,039.21   $1,609.65   $3,060.49
with IPP Rider                                                         $489.40   $1,170.63   $1,826.74   $3,561.77
with EBB Rider                                                         $474.62   $1,127.01   $1,754.89   $3,423.12
with IPP & EBB Riders                                                  $519.00   $1,258.45   $1,972.02   $3,845.85

                                                                                 EXPENSES IF YOU DO NOT
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders                                                     $269.01   $  826.17   $1,409.87   $2,918.17
with IPP Rider                                                         $314.17   $  960.48   $1,631.48   $3,423.39
with EBB Rider                                                         $299.14   $  915.88   $1,558.14   $3,282.44
with IPP & EBB Riders                                                  $344.29   $1,050.21   $1,779.78   $3,712.18
JANUS ASPEN SERIES BALANCED--SERVICE SHARES
without any Riders                                                     $265.99   $  817.15   $1,394.92   $2,889.43
with IPP Rider                                                         $311.11   $  951.01   $1,615.22   $3,388.52
with EBB Rider                                                         $296.13   $  906.97   $1,543.46   $3,254.06
with IPP & EBB Riders                                                  $341.25   $1,040.82   $1,763.76   $3,678.27
JANUS ASPEN SERIES WORLDWIDE GROWTH--SERVICE SHARES
without any Riders                                                     $270.01   $  829.17   $1,414.83   $2,927.75
with IPP Rider                                                         $315.18   $  963.43   $1,636.35   $3,432.68
with EBB Rider                                                         $300.13   $  918.85   $1,563.05   $3,291.89
with IPP & EBB Riders                                                  $345.30   $1,053.11   $1,784.54   $3,721.13
MFS(R) INVESTORS TRUST SERIES--SERVICE CLASS
without any Riders                                                     $286.07   $  877.08   $1,494.09   $3,079.29
with IPP Rider                                                         $331.15   $1,010.63   $1,713.70   $3,580.03
with EBB Rider                                                         $316.13   $  966.29   $1,641.06   $3,441.70
with IPP & EBB Riders                                                  $361.23   $1,099.92   $1,860.73   $3,863.54
MFS(R) RESEARCH SERIES--SERVICE CLASS
without any Riders                                                     $287.08   $  880.05   $1,499.02   $3,088.66
with IPP Rider                                                         $332.16   $1,013.60   $1,718.54   $3,589.16
with EBB Rider                                                         $317.15   $  969.26   $1,645.91   $3,451.01
with IPP & EBB Riders                                                  $362.22   $1,102.82   $1,865.45   $3,872.33
MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders                                                     $291.08   $  891.98   $1,518.74   $3,126.14
with IPP Rider                                                         $336.14   $1,025.35   $1,737.78   $3,625.58
with EBB Rider                                                         $321.13   $  981.08   $1,665.31   $3,488.01
with IPP & EBB Riders                                                  $366.20   $1,114.47   $1,884.37   $3,907.47
NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS S
without any Riders                                                     $285.07   $  874.09   $1,489.18   $3,069.93
with IPP Rider                                                         $330.15   $1,007.71   $1,708.91   $3,570.90
with EBB Rider                                                         $315.14   $  963.34   $1,636.19   $3,432.41
with IPP & EBB Riders                                                  $360.24   $1,096.99   $1,855.97   $3,854.69
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
without any Riders                                                     $284.06   $  871.09   $1,484.22   $3,060.49
with IPP Rider                                                         $329.16   $1,004.76   $1,704.10   $3,561.77
with EBB Rider                                                         $314.14   $  960.39   $1,631.32   $3,423.12
with IPP & EBB Riders                                                  $359.24   $1,094.06   $1,851.25   $3,845.85

                                                                                     EXPENSES IF YOU
                                                                                  ANNUITIZE YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
VAN ECK WORLDWIDE HARD ASSETS
without any Riders                                                     $457.85   $  909.84   $1,548.18   $3,182.00
with IPP Rider                                                         $502.17   $1,042.99   $1,766.57   $3,679.90
with EBB Rider                                                         $487.40   $  998.79   $1,694.32   $3,543.23
with IPP & EBB Riders                                                  $531.73   $1,131.94   $1,912.71   $3,959.93
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS II
without any Riders                                                     $555.11   $1,200.44   $2,022.09   $4,055.22
with IPP Rider                                                         $598.97   $1,329.56   $2,229.43   $4,527.27
with EBB Rider                                                         $584.37   $1,286.72   $2,160.85   $4,404.77
with IPP & EBB Riders                                                  $628.23   $1,415.84   $2,368.18   $4,778.36
VICTORY VIF DIVERSIFIED STOCK--CLASS A SHARES
without any Riders                                                     $502.14   $1,042.93   $1,766.49   $3.590.16
with IPP Rider                                                         $546.26   $1,174.24   $1,979.79   $4,076.30
with EBB Rider                                                         $531.56   $1,130.66   $1,909.22   $3,946.25
with IPP & EBB Riders                                                  $575.68   $1,261.98   $2,122.55   $4,342.85

                                                                                     EXPENSES IF YOU
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
VAN ECK WORLDWIDE HARD ASSETS
without any Riders                                                     $457.85   $1,077.31   $1,672.80   $3,182.00
with IPP Rider                                                         $502.17   $1,208.21   $1,888.42   $3,679.90
with EBB Rider                                                         $487.40   $1,164.76   $1,817.09   $3,543.23
with IPP & EBB Riders                                                  $531.73   $1,295.66   $2,032.70   $3,959.93
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS II
without any Riders                                                     $555.11   $1,363.00   $2,140.68   $4,055.22
with IPP Rider                                                         $598.97   $1,489.94   $2,345.38   $4,527.27
with EBB Rider                                                         $584.37   $1,447.82   $2,277.68   $4,404.77
with IPP & EBB Riders                                                  $628.23   $1,574.76   $2,482.37   $4,778.36
VICTORY VIF DIVERSIFIED STOCK--CLASS A SHARES
without any Riders                                                     $502.14   $1,208.16   $1,888.33   $3,590.16
with IPP Rider                                                         $546.26   $1,337.25   $2,098.92   $4,076.30
with EBB Rider                                                         $531.56   $1,294.40   $2,029.25   $3,946.25
with IPP & EBB Riders                                                  $575.68   $1,423.51   $2,239.87   $4,342.85

                                                                                 EXPENSES IF YOU DO NOT
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
VAN ECK WORLDWIDE HARD ASSETS
without any Riders                                                     $297.09   $  909.84   $1,548.18   $3,182.00
with IPP Rider                                                         $342.13   $1,042.99   $1,766.57   $3,679.90
with EBB Rider                                                         $327.13   $  998.79   $1,694.32   $3,543.23
with IPP & EBB Riders                                                  $372.18   $1,131.94   $1,912.71   $3,959.93
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS II
without any Riders                                                     $395.94   $1,200.44   $2,022.09   $4,055.22
with IPP Rider                                                         $440.52   $1,329.56   $2,229.43   $4,527.27
with EBB Rider                                                         $425.67   $1,286.72   $2,160.85   $4,404.77
with IPP & EBB Riders                                                  $470.25   $1,415.84   $2,368.18   $4,778.36
VICTORY VIF DIVERSIFIED STOCK--CLASS A SHARES
without any Riders                                                     $342.10   $1,042.93   $1,766.49   $3,590.16
with IPP Rider                                                         $386.94   $1,174.24   $1,979.79   $4,076.30
with EBB Rider                                                         $372.01   $1,130.66   $1,909.22   $3,946.25
with IPP & EBB Riders                                                  $416.85   $1,261.98   $2,122.55   $4,342.85

FOR POLICIES PURCHASED PRIOR TO JUNE 2, 2003:

                                                                                     EXPENSES IF YOU
                                                                                  ANNUITIZE YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without any Riders                                                     $389.64   $  702.46   $1,203.85   $2,517.71
with IPP Rider                                                         $434.26   $  838.45   $1,430.23   $3,033.62
with EBB Rider                                                         $419.40   $  793.30   $1,355.32   $2,886.19
with IPP & EBB Riders                                                  $464.02   $  929.32   $1,581.73   $3,335.64
MAINSTAY VP CAPITAL APPRECIATION--INITIAL CLASS
without any Riders                                                     $399.55   $  732.76   $1,254.46   $2,616.94
with IPP Rider                                                         $444.13   $  868.34   $1,479.69   $3,130.25
with EBB Rider                                                         $429.29   $  823.33   $1,405.18   $2,984.46
with IPP & EBB Riders                                                  $473.85   $  958.91   $1,630.40   $3,429.02
MAINSTAY VP CASH MANAGEMENT
without any Riders                                                     $390.63   $  705.47   $1,208.91   $2,527,66
with IPP Rider                                                         $435.24   $  841.44   $1,435.17   $3,043.29
with EBB Rider                                                         $420.39   $  796.31   $1,360.31   $2,896.04
with IPP & EBB Riders                                                  $465.01   $  932.28   $1,586.60   $3,345.02
MAINSTAY VP COMMON STOCK--INITIAL CLASS
without any Riders                                                     $387.66   $  696.38   $1,193.67   $2,497.72
with IPP Rider                                                         $432.29   $  832.46   $1,420.31   $3,014.16
with EBB Rider                                                         $417.44   $  787.29   $1,345.32   $2,866.43
with IPP & EBB Riders                                                  $462.06   $  923.37   $1,571.94   $3,316.83
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without any Riders                                                     $402.52   $  741.83   $1,269.62   $2,646.55
with IPP Rider                                                         $447.07   $  877.29   $1,494.47   $3,159.04
with EBB Rider                                                         $432.24   $  832.33   $1,420.10   $3,013.73
with IPP & EBB Riders                                                  $476.81   $  967.78   $1,644.93   $3,456.81
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without any Riders                                                     $394.60   $  717.61   $1,229.18   $2,567.44
with IPP Rider                                                         $439.19   $  853.41   $1,454.98   $3,082.07
with EBB Rider                                                         $424.34   $  808.35   $1,380.29   $2,935.44
with IPP & EBB Riders                                                  $468.94   $  944.12   $1,606.08   $3,382.44
MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS
without any Riders                                                     $395.58   $  720.64   $1,234.22   $2,577.34
with IPP Rider                                                         $440.18   $  856.39   $1,459.92   $3,091.68
with EBB Rider                                                         $425.33   $  811.34   $1,385.26   $2,945.27
with IPP & EBB Riders                                                  $469.93   $  947.09   $1,610.95   $3,391.79
MAINSTAY VP INTERNATIONAL EQUITY--INITIAL CLASS
without any Riders                                                     $442.07   $  862.11   $1,469.38   $3,032.18
with IPP Rider                                                         $486.45   $  995.91   $1,689.62   $3,534.28
with EBB Rider                                                         $471.67   $  951.50   $1,616.74   $3,395.19
with IPP & EBB Riders                                                  $516.06   $1,085.33   $1,836.99   $3,819.30

                                                                                     EXPENSES IF YOU
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without any Riders                                                     $389.64   $  873.43   $1,322.84   $2,517.71
with IPP Rider                                                         $434.26   $1,007.13   $1,556.35   $3,033.62
with EBB Rider                                                         $419.40   $  962.74   $1,482.39   $2,886.19
with IPP & EBB Riders                                                  $464.02   $1,096.46   $1,705.93   $3,335.64
MAINSTAY VP CAPITAL APPRECIATION--INITIAL CLASS
without any Riders                                                     $399.55   $  903.23   $1,382.82   $2,616.94
with IPP Rider                                                         $444.13   $1,036.52   $1,605.18   $3,130.25
with EBB Rider                                                         $429.29   $  992.27   $1,531.62   $2,984.46
with IPP & EBB Riders                                                  $473.85   $1,125.56   $1,753.97   $3,429.02
MAINSTAY VP CASH MANAGEMENT
without any Riders                                                     $390.63   $  876.40   $1,337.84   $2,527.66
with IPP Rider                                                         $435.24   $1,010.07   $1,561.22   $3,043.29
with EBB Rider                                                         $420.39   $  965.70   $1,487.32   $2,896.04
with IPP & EBB Riders                                                  $465.01   $1,099.37   $1,710.74   $3,345.02
MAINSTAY VP COMMON STOCK--INITIAL CLASS
without any Riders                                                     $387.66   $  867.46   $1,322.80   $2,497.72
with IPP Rider                                                         $432.29   $1,001.24   $1,546.55   $3,014.16
with EBB Rider                                                         $417.44   $  956.83   $1,472.52   $2,866.43
with IPP & EBB Riders                                                  $462.06   $1,090.61   $1,696.26   $3,316.83
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without any Riders                                                     $402.52   $  912.14   $1,397.77   $2,646.55
with IPP Rider                                                         $447.07   $1,045.31   $1,619.77   $3,159.04
with EBB Rider                                                         $432.24   $1,001.11   $1,546.34   $3,013.73
with IPP & EBB Riders                                                  $476.81   $1,134.28   $1,768.32   $3,456.81
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without any Riders                                                     $394.60   $  888.83   $1,357.85   $2,567.44
with IPP Rider                                                         $439.19   $1,021.83   $1,580.79   $3,082.07
with EBB Rider                                                         $424.34   $  977.53   $1,507.04   $2,935.44
with IPP & EBB Riders                                                  $468.94   $1,111.02   $1,729.97   $3,382.44
MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS
without any Riders                                                     $395.58   $  891.30   $1,362.83   $2,577.34
with IPP Rider                                                         $440.18   $1,024.76   $1,585.67   $3,091.68
with EBB Rider                                                         $425.33   $  980.47   $1,511.95   $2,945.27
with IPP & EBB Riders                                                  $469.93   $1,113.93   $1,734.78   $3,391.79
MAINSTAY VP INTERNATIONAL EQUITY--INITIAL CLASS
without any Riders                                                     $442.07   $1,030.39   $1,595.01   $3,032.18
with IPP Rider                                                         $486.45   $1,161.93   $1,812.45   $3,534.28
with EBB Rider                                                         $471.67   $1,118.27   $1,740.49   $3,395.19
with IPP & EBB Riders                                                  $516.06   $1,249.84   $1,957.94   $3,819.30

                                                                                 EXPENSES IF YOU DO NOT
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without any Riders                                                     $227.77   $  702.46   $1,203.85   $2,517.71
with IPP Rider                                                         $273.11   $  838.45   $1,430.23   $3,033.62
with EBB Rider                                                         $258.01   $  793.30   $1,355.32   $2,886.19
with IPP & EBB Riders                                                  $303.37   $  929.32   $1,581.73   $3,335.64
MAINSTAY VP CAPITAL APPRECIATION--INITIAL CLASS
without any Riders                                                     $237.84   $  732.76   $1,254.46   $2,616.94
with IPP Rider                                                         $283.15   $  868.34   $1,479.69   $3,130.25
with EBB Rider                                                         $268.07   $  823.33   $1,405.18   $2,984.46
with IPP & EBB Riders                                                  $313.36   $  958.91   $1,630.40   $3,429.02
MAINSTAY VP CASH MANAGEMENT
without any Riders                                                     $228.78   $  705.47   $1,208.91   $2,527.66
with IPP Rider                                                         $274.12   $  841.44   $1,435.17   $3,043.29
with EBB Rider                                                         $259.02   $  796.31   $1,360.31   $2,896.04
with IPP & EBB Riders                                                  $304.37   $  932.28   $1,586.60   $3,345.02
MAINSTAY VP COMMON STOCK--INITIAL CLASS
without any Riders                                                     $225.76   $  696.38   $1,193.67   $2,497.72
with IPP Rider                                                         $271.11   $  832.46   $1,420.31   $3,014.16
with EBB Rider                                                         $256.02   $  787.29   $1,345.32   $2,866.43
with IPP & EBB Riders                                                  $301.37   $  923.37   $1,571.94   $3,316.83
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without any Riders                                                     $240.86   $  741.83   $1,269.62   $2,646.55
with IPP Rider                                                         $286.14   $  877.29   $1,494.47   $3,159.04
with EBB Rider                                                         $271.06   $  832.33   $1,420.10   $3,013.73
with IPP & EBB Riders                                                  $316.36   $  967.78   $1,644.93   $3,456.81
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without any Riders                                                     $232.81   $  717.61   $1,229.18   $2,567.44
with IPP Rider                                                         $278.13   $  853.41   $1,454.98   $3,082.07
with EBB Rider                                                         $263.03   $  808.35   $1,380.29   $2,935.44
with IPP & EBB Riders                                                  $308.36   $  944.12   $1,606.08   $3,382.44
MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS
without any Riders                                                     $233.81   $  720.64   $1,234.22   $2,577.34
with IPP Rider                                                         $279.13   $  856.39   $1,459.92   $3,091.68
with EBB Rider                                                         $264.04   $  811.34   $1,385.26   $2,945.27
with IPP & EBB Riders                                                  $309.27   $  947.09   $1,610.95   $3,391.79
MAINSTAY VP INTERNATIONAL EQUITY--INITIAL CLASS
without any Riders                                                     $281.06   $  862.11   $1,469.38   $3,032.18
with IPP Rider                                                         $326.16   $  995.91   $1,689.62   $3,534.28
with EBB Rider                                                         $311.14   $  951.50   $1,616.74   $3,395.19
with IPP & EBB Riders                                                  $356.25   $1,085.33   $1,836.99   $3,819.30

                                                                                     EXPENSES IF YOU
                                                                                  ANNUITIZE YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders                                                     $477.55   $  969.19   $1,645.81   $3,365.79
with IPP Rider                                                         $521.77   $1,101.53   $1,861.94   $3,858.47
with EBB Rider                                                         $507.05   $1,057.59   $1,790.41   $3,724.77
with IPP & EBB Riders                                                  $551.28   $1,189.94   $2,006.54   $4,132.41
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without any Riders                                                     $456.86   $  906.86   $1,543.28   $3,172.71
with IPP Rider                                                         $501.18   $1,040.07   $1,761.79   $3,670.90
with EBB Rider                                                         $486.42   $  995.86   $1,689.52   $3,534.09
with IPP & EBB Riders                                                  $530.74   $1,129.02   $1,907.98   $3,951.23
MAINSTAY VP MID CAP VALUE--INITIAL CLASS
without any Riders                                                     $419.34   $  793.12   $1,355.00   $2,812.38
with IPP Rider                                                         $463.83   $  927.87   $1,577.89   $3,320.48
with EBB Rider                                                         $449.02   $  883.14   $1,504.15   $3,177.85
with IPP & EBB Riders                                                  $493.51   $1,017.90   $1,727.04   $3,612.80
MAINSTAY VP S&P 500 INDEX--INITIAL CLASS
without any Riders                                                     $374.76   $  656.82   $1,127.40   $2,366.84
with IPP Rider                                                         $419.45   $  793.46   $1,355.58   $2,886.67
with EBB Rider                                                         $404.58   $  748.11   $1,280.07   $2,736.83
with IPP & EBB Riders                                                  $449.26   $  884.73   $1,508.23   $3,193.70
MAINSTAY VP SMALL CAP GROWTH--INITIAL CLASS
without any Riders                                                     $455.88   $  903.90   $1,538.40   $3,163.45
with IPP Rider                                                         $500.20   $1,037.11   $1,757.00   $3,661.85
with EBB Rider                                                         $485.44   $  992.90   $1,684.66   $3,524.89
with IPP & EBB Riders                                                  $529.76   $1,126.13   $1,903.29   $3,942.52
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without any Riders                                                     $396.57   $  723.67   $1,239.28   $2,587.27
with IPP Rider                                                         $441.16   $  859.37   $1,464.87   $3,101.37
with EBB Rider                                                         $426.32   $  814.33   $1,390.23   $2,955.04
with IPP & EBB Riders                                                  $470.91   $  950.06   $1,615.83   $3,401.10
MAINSTAY VP VALUE--INITIAL CLASS
without any Riders                                                     $401.52   $  738.80   $1,264.56   $2,636.68
with IPP Rider                                                         $446.09   $  874.31   $1,489.56   $3,149.47
with EBB Rider                                                         $431.26   $  829.33   $1,415.10   $3,003.93
with IPP & EBB Riders                                                  $475.82   $  964.83   $1,640.09   $3,447.56
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--INITIAL CLASS
without any Riders                                                     $429.24   $  823.18   $1,404.91   $2,908.61
with IPP Rider                                                         $473.66   $  957.51   $1,626.62   $3,414.10
with EBB Rider                                                         $458.88   $  912.93   $1,553.26   $3,273.00
with IPP & EBB Riders                                                  $503.31   $1,047.26   $1,774.98   $3,703.19
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--INITIAL CLASS
without any Riders                                                     $434.16   $  838.17   $1,429.75   $2,956.31
with IPP Rider                                                         $478.59   $  972.31   $1,650.89   $3,460.52
with EBB Rider                                                         $463.79   $  927.76   $1,577.70   $3,320.17
with IPP & EBB Riders                                                  $508.21   $1,061.90   $1,798.87   $3,748.04

                                                                                     EXPENSES IF YOU
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders                                                     $477.55   $1,135.66   $1,769.19   $3,365.79
with IPP Rider                                                         $521.77   $1,265.77   $1,982.58   $3,858.47
with EBB Rider                                                         $507.05   $1,222.57   $1,911.96   $3,724.77
with IPP & EBB Riders                                                  $551.28   $1,352.68   $2,125.34   $4,132.41
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without any Riders                                                     $456.86   $1,074.39   $1,667.96   $3,172.71
with IPP Rider                                                         $501.18   $1,205.34   $1,883.69   $3,670.90
with EBB Rider                                                         $486.42   $1,161.88   $1,812.34   $3,534.09
with IPP & EBB Riders                                                  $530.74   $1,292.79   $2,028.03   $3,951.23
MAINSTAY VP MID CAP VALUE--INITIAL CLASS
without any Riders                                                     $419.34   $  962.56   $1,482.07   $2,812.38
with IPP Rider                                                         $463.83   $1,095.04   $1,702.14   $3,320.48
with EBB Rider                                                         $449.02   $1,051.06   $1,629.33   $3,177.85
with IPP & EBB Riders                                                  $493.51   $1,183.55   $1,849.39   $3,612.80
MAINSTAY VP S&P 500 INDEX--INITIAL CLASS
without any Riders                                                     $374.76   $  828.57   $1,257.36   $2,366.84
with IPP Rider                                                         $419.45   $  962.90   $1,482.65   $2,886.67
with EBB Rider                                                         $404.58   $  918.32   $1,408.10   $2,736.83
with IPP & EBB Riders                                                  $449.26   $1,052.62   $1,633.36   $3,193.70
MAINSTAY VP SMALL CAP GROWTH--INITIAL CLASS
without any Riders                                                     $455.88   $1,071.47   $1,663.15   $3,163.45
with IPP Rider                                                         $500.20   $1,202.44   $1,878.97   $3,661.85
with EBB Rider                                                         $485.44   $1,158.97   $1,807.55   $3,524.89
with IPP & EBB Riders                                                  $529.76   $1,289.95   $2,023.40   $3,942.52
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without any Riders                                                     $396.57   $  894.29   $1,367.83   $2,587.27
with IPP Rider                                                         $441.16   $1,027.70   $1,590.55   $3,101.37
with EBB Rider                                                         $426.32   $  983.41   $1,516.86   $2,955.04
with IPP & EBB Riders                                                  $470.91   $1,116.86   $1,739.60   $3,401.10
MAINSTAY VP VALUE--INITIAL CLASS
without any Riders                                                     $401.52   $  909.16   $1,392.78   $2,636.68
with IPP Rider                                                         $446.09   $1,042.38   $1,614.92   $3,149.47
with EBB Rider                                                         $431.26   $  998.16   $1,541.41   $3,330.93
with IPP & EBB Riders                                                  $475.82   $1,131.37   $1,763.54   $3,447.56
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--INITIAL CLASS
without any Riders                                                     $429.24   $  992.12   $1,531.35   $2,908.61
with IPP Rider                                                         $473.66   $1,124.18   $1,750.24   $3,414.10
with EBB Rider                                                         $458.88   $1,080.35   $1,677.82   $3,273.00
with IPP & EBB Riders                                                  $503.31   $1,212.41   $1,896.72   $3,703.19
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--INITIAL CLASS
without any Riders                                                     $434.16   $1,006.85   $1,555.87   $2,956.31
with IPP Rider                                                         $478.59   $1,138.73   $1,774.21   $3,460.52
with EBB Rider                                                         $463.79   $1,094.93   $1,701.95   $3,320.17
with IPP & EBB Riders                                                  $508.21   $1,226.81   $1,920.31   $3,748.04

                                                                                 EXPENSES IF YOU DO NOT
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders                                                     $317.11   $  969.19   $1,645.81   $3,365.79
with IPP Rider                                                         $362.06   $1,101.53   $1,861.94   $3,858.47
with EBB Rider                                                         $347.09   $1,057.59   $1,790.41   $3,724.77
with IPP & EBB Riders                                                  $392.04   $1,189.94   $2,006.54   $4,132.41
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without any Riders                                                     $296.09   $  906.86   $1,543.28   $3,172.71
with IPP Rider                                                         $341.13   $1,040.07   $1,761.79   $3,670.90
with EBB Rider                                                         $326.13   $  995.86   $1,689.52   $3,534.09
with IPP & EBB Riders                                                  $371.17   $1,129.02   $1,907.98   $3,951.23
MAINSTAY VP MID CAP VALUE--INITIAL CLASS
without any Riders                                                     $257.95   $  793.12   $1,355.00   $2,812.38
with IPP Rider                                                         $303.17   $  927.87   $1,577.89   $3,320.48
with EBB Rider                                                         $288.12   $  883.14   $1,504.15   $3,177.85
with IPP & EBB Riders                                                  $333.34   $1,017.90   $1,727.04   $3,612.80
MAINSTAY VP S&P 500 INDEX--INITIAL CLASS
without any Riders                                                     $212.65   $  656.82   $1,127.40   $2,366.84
with IPP Rider                                                         $258.07   $  793.46   $1,355.58   $2,886.67
with EBB Rider                                                         $242.95   $  748.11   $1,280.07   $2,736.83
with IPP & EBB Riders                                                  $288.37   $  884.73   $1,508.23   $3,193.70
MAINSTAY VP SMALL CAP GROWTH--INITIAL CLASS
without any Riders                                                     $295.09   $  903.90   $1,538.40   $3,163.45
with IPP Rider                                                         $340.13   $1,037.11   $1,757.00   $3,661.85
with EBB Rider                                                         $325.14   $  992.90   $1,684.66   $3,524.89
with IPP & EBB Riders                                                  $370.18   $1,126.13   $1,903.29   $3,942.52
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without any Riders                                                     $234.82   $  723.67   $1,239.28   $2,587.27
with IPP Rider                                                         $280.13   $  859.37   $1,464.87   $3,101.37
with EBB Rider                                                         $265.05   $  814.33   $1,390.23   $2,955.04
with IPP & EBB Riders                                                  $310.37   $  950.06   $1,615.83   $3,401.10
MAINSTAY VP VALUE--INITIAL CLASS
without any Riders                                                     $239.85   $  738.30   $1,264.56   $2,636.68
with IPP Rider                                                         $285.15   $  874.31   $1,489.56   $3,149.47
with EBB Rider                                                         $270.07   $  829.33   $1,415.10   $3,003.93
with IPP & EBB Riders                                                  $315.36   $  964.84   $1,640.09   $3,447.56
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--INITIAL CLASS
without any Riders                                                     $268.01   $  823.18   $1,404.91   $2,908.61
with IPP Rider                                                         $313.16   $  957.51   $1,626.62   $3,414.10
with EBB Rider                                                         $298.14   $  912.93   $1,553.26   $3,273.00
with IPP & EBB Riders                                                  $343.30   $1,047.26   $1,774.98   $3,703.19
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--INITIAL CLASS
without any Riders                                                     $273.02   $  838.17   $1,429.75   $2,956.31
with IPP Rider                                                         $318.17   $  972.31   $1,650.89   $3,460.52
with EBB Rider                                                         $303.13   $  927.76   $1,577.70   $3,320.17
with IPP & EBB Riders                                                  $348.28   $1,061.90   $1,798.87   $3,748.04

                                                                                     EXPENSES IF YOU
                                                                                  ANNUITIZE YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--INITIAL CLASS
without any Riders                                                     $418.36   $  790.11   $1,350.01   $2,802.76
with IPP Rider                                                         $462.84   $  924.90   $1,573.00   $3,311.08
with EBB Rider                                                         $448.03   $  880.16   $1,499.23   $3,168.28
with IPP & EBB Riders                                                  $492.53   $1,014.98   $1,722.24   $3,603.69
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--INITIAL CLASS
without any Riders                                                     $453.91   $  897.94   $1,528.57   $3,144.80
with IPP Rider                                                         $498.23   $1,031.23   $1,747.38   $3,643.73
with EBB Rider                                                         $483.47   $  986.99   $1,674.99   $3,506.46
with IPP & EBB Riders                                                  $527.80   $1,120.30   $1,893.84   $3,925.01
ALGER AMERICAN SMALL CAPITALIZATION--CLASS O SHARES
without any Riders                                                     $432.19   $  832.18   $1,419.81   $2,937.28
with IPP Rider                                                         $476.63   $  966.38   $1,641.18   $3,441.96
with EBB Rider                                                         $461.82   $  921.82   $1,567.94   $3,301.34
with IPP & EBB Riders                                                  $506.26   $1,056.05   $1,789.32   $3,730.11
CALVERT SOCIAL BALANCED
without any Riders                                                     $428.24   $  820.17   $1,399.92   $2,899.02
with IPP Rider                                                         $472.67   $  954.54   $1,621.73   $3,404.76
with EBB Rider                                                         $457.88   $  909.94   $1,548.36   $3,263.54
with IPP & EBB Riders                                                  $502.33   $1,044.31   $1,770.18   $3,694.16
DREYFUS IP TECHNOLOGY GROWTH--INITIAL SHARES
without any Riders                                                     $423.31   $  805.15   $1,374.99   $2,851.02
with IPP Rider                                                         $467.78   $  939.75   $1,597.42   $3,358.07
with EBB Rider                                                         $452.97   $  895.08   $1,523.83   $3,216.01
with IPP & EBB Riders                                                  $497.43   $1,029.67   $1,746.28   $3,649.08
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL CLASS
without any Riders                                                     $402.52   $  741.83   $1,269.62   $2,646.55
with IPP Rider                                                         $447.07   $  877.29   $1,494.47   $3,159.04
with EBB Rider                                                         $432.24   $  832.33   $1,420.10   $3,013.73
with IPP & EBB Riders                                                  $476.81   $  967.78   $1,644.93   $3,456.81
FIDELITY(R) VIP EQUITY-INCOME--INITIAL CLASS
without any Riders                                                     $392.61   $  711.54   $1,219.04   $2,547.57
with IPP Rider                                                         $437.22   $  847.42   $1,445.08   $3,062.67
with EBB Rider                                                         $422.38   $  802.33   $1,370.30   $2,915.78
with IPP & EBB Riders                                                  $466.97   $  938.20   $1,596.35   $3,363.75
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders                                                     $430.22   $  826.17   $1,409.87   $2,918.17
with IPP Rider                                                         $474.65   $  960.48   $1,631.48   $3,423.39
with EBB Rider                                                         $459.86   $  915.88   $1,558.14   $3,282.44
with IPP & EBB Riders                                                  $504.29   $1,050.21   $1,779.78   $3,712.18
JANUS ASPEN SERIES BALANCED--INSTITUTIONAL SHARES
without any Riders                                                     $402.52   $  741.83   $1,269.62   $2,646.55
with IPP Rider                                                         $447.02   $  876.72   $1,492.83   $3,151.97
with EBB Rider                                                         $432.24   $  832.33   $1,420.10   $3,013.73
with IPP & EBB Riders                                                  $476.76   $  967.21   $1,643.27   $3,449.72

                                                                                     EXPENSES IF YOU
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--INITIAL CLASS
without any Riders                                                     $418.36   $  959.61   $1,477.15   $2,802.76
with IPP Rider                                                         $462.84   $1,092.12   $1,697.30   $3,311.08
with EBB Rider                                                         $448.03   $1,048.13   $1,624.47   $3,168.28
with IPP & EBB Riders                                                  $492.53   $1,180.68   $1,844.65   $3,603.69
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--INITIAL CLASS
without any Riders                                                     $453.91   $1,065.61   $1,653.44   $3,144.80
with IPP Rider                                                         $498.23   $1,196.65   $1,869.47   $3,643.73
with EBB Rider                                                         $483.47   $1,153.16   $1,798.00   $3,506.46
with IPP & EBB Riders                                                  $527.80   $1,284.22   $2,014.07   $3,925.01
ALGER AMERICAN SMALL CAPITALIZATION--CLASS O SHARES
without any Riders                                                     $432.19   $1,000.96   $1,546.06   $2,937.28
with IPP Rider                                                         $476.63   $1,132.90   $1,764.62   $3,441.96
with EBB Rider                                                         $461.82   $1,089.09   $1,692.31   $3,301.34
with IPP & EBB Riders                                                  $506.26   $1,221.06   $1,910.88   $3,730.11
CALVERT SOCIAL BALANCED
without any Riders                                                     $428.24   $  989.15   $1,526.43   $2,899.02
with IPP Rider                                                         $472.67   $1,121.26   $1,745.42   $3,404.76
with EBB Rider                                                         $457.88   $1,077.42   $1,672.98   $3,263.54
with IPP & EBB Riders                                                  $502.33   $1,209.52   $1,891.98   $3,694.16
DREYFUS IP TECHNOLOGY GROWTH--INITIAL SHARES
without any Riders                                                     $423.31   $  974.39   $1,501.82   $2,851.02
with IPP Rider                                                         $467.78   $1,106.72   $1,721.42   $3,358.07
with EBB Rider                                                         $452.97   $1,062.80   $1,648.76   $3,216.01
with IPP & EBB Riders                                                  $497.43   $1,195.12   $1,868.38   $3,649.08
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL CLASS
without any Riders                                                     $402.52   $  912.14   $1,397.77   $2,646.55
with IPP Rider                                                         $447.07   $1,045.31   $1,619.77   $3,159.04
with EBB Rider                                                         $432.24   $1,001.11   $1,546.34   $3,013.73
with IPP & EBB Riders                                                  $476.81   $1,134.28   $1,768.32   $3,456.81
FIDELITY(R) VIP EQUITY-INCOME--INITIAL CLASS
without any Riders                                                     $392.61   $  882.36   $1,347.84   $2,547.57
with IPP Rider                                                         $437.22   $1,015.95   $1,571.01   $3,062.67
with EBB Rider                                                         $422.38   $  971.62   $1,497.18   $2,915.78
with IPP & EBB Riders                                                  $466.97   $1,105.19   $1,720.36   $3,363.75
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders                                                     $430.22   $  995.05   $1,536.24   $2,918.17
with IPP Rider                                                         $474.65   $1,127.10   $1,755.05   $3,423.39
with EBB Rider                                                         $459.86   $1,083.25   $1,682.63   $3,282.44
with IPP & EBB Riders                                                  $504.29   $1,215.31   $1,901.46   $3,712.18
JANUS ASPEN SERIES BALANCED--INSTITUTIONAL SHARES
without any Riders                                                     $402.52   $  912.14   $1,397.77   $2,646.55
with IPP Rider                                                         $447.02   $1,044.76   $1,618.15   $3,151.97
with EBB Rider                                                         $432.24   $1,001.11   $1,546.34   $3,013.73
with IPP & EBB Riders                                                  $476.76   $1,133.71   $1,766.68   $3,449.72

                                                                                 EXPENSES IF YOU DO NOT
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--INITIAL CLASS
without any Riders                                                     $256.96   $  790.11   $1,350.01   $2,802.76
with IPP Rider                                                         $302.17   $  924.90   $1,573.00   $3,311.08
with EBB Rider                                                         $287.11   $  880.16   $1,499.23   $3,168.28
with IPP & EBB Riders                                                  $332.34   $1,014.98   $1,722.24   $3,603.69
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--INITIAL CLASS
without any Riders                                                     $293.09   $  897.94   $1,528.57   $3,144.80
with IPP Rider                                                         $338.13   $1,031.23   $1,747.38   $3,643.73
with EBB Rider                                                         $323.14   $  986.99   $1,674.99   $3,506.46
with IPP & EBB Riders                                                  $368.18   $1,120.30   $1,893.84   $3,925.01
ALGER AMERICAN SMALL CAPITALIZATION--CLASS O SHARES
without any Riders                                                     $271.02   $  832.18   $1,419.81   $2,937.28
with IPP Rider                                                         $316.18   $  966.38   $1,641.18   $3,441.96
with EBB Rider                                                         $301.13   $  921.82   $1,567.94   $3,301.34
with IPP & EBB Riders                                                  $346.29   $1,056.05   $1,789.32   $3,730.11
CALVERT SOCIAL BALANCED
without any Riders                                                     $267.00   $  820.17   $1,399.92   $2,899.02
with IPP Rider                                                         $312.16   $  954.54   $1,621.73   $3,404.76
with EBB Rider                                                         $297.12   $  909.94   $1,548.36   $3,263.54
with IPP & EBB Riders                                                  $342.30   $1,044.31   $1,770.18   $3,694.16
DREYFUS IP TECHNOLOGY GROWTH--INITIAL SHARES
without any Riders                                                     $261.99   $  805.15   $1,374.99   $2,851.02
with IPP Rider                                                         $307.18   $  939.75   $1,597.42   $3,358.07
with EBB Rider                                                         $292.13   $  895.08   $1,523.83   $3,216.01
with IPP & EBB Riders                                                  $337.32   $1,029.67   $1,746.28   $3,649.08
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL CLASS
without any Riders                                                     $240.86   $  741.83   $1,269.62   $2,646.55
with IPP Rider                                                         $286.14   $  877.29   $1,494.47   $3,159.04
with EBB Rider                                                         $271.06   $  832.33   $1,420.10   $3,013.73
with IPP & EBB Riders                                                  $316.36   $  967.78   $1,644.93   $3,456.81
FIDELITY(R) VIP EQUITY-INCOME--INITIAL CLASS
without any Riders                                                     $230.79   $  711.54   $1,219.04   $2,547.57
with IPP Rider                                                         $276.13   $  847.42   $1,445.08   $3,062.67
with EBB Rider                                                         $261.04   $  802.33   $1,370.30   $2,915.78
with IPP & EBB Riders                                                  $306.37   $  938.20   $1,596.35   $3,363.75
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders                                                     $269.01   $  826.17   $1,409.87   $2,918.17
with IPP Rider                                                         $314.17   $  960.48   $1,631.48   $3,423.39
with EBB Rider                                                         $299.14   $  915.88   $1,558.14   $3,282.44
with IPP & EBB Riders                                                  $344.29   $1,050.21   $1,779.78   $3,712.18
JANUS ASPEN SERIES BALANCED--INSTITUTIONAL SHARES
without any Riders                                                     $240.86   $  741.83   $1,269.62   $2,646.55
with IPP Rider                                                         $286.09   $  876.72   $1,492.83   $3,151.97
with EBB Rider                                                         $271.06   $  832.33   $1,420.10   $3,013.73
with IPP & EBB Riders                                                  $316.31   $  967.21   $1,643.27   $3,449.72

                                                                                     EXPENSES IF YOU
                                                                                  ANNUITIZE YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
JANUS ASPEN SERIES WORLDWIDE GROWTH--INSTITUTIONAL SHARES
without any Riders                                                     $406.48   $  753.93   $1,289.78   $2,685.85
with IPP Rider                                                         $451.02   $  889.20   $1,514.15   $3,197.28
with EBB Rider                                                         $436.19   $  844.30   $1,439.93   $3,052.61
with IPP & EBB Riders                                                  $480.74   $  979.60   $1,664.32   $3,493.75
MFS(R) INVESTORS TRUST SERIES--INITIAL CLASS
without any Riders                                                     $422.30   $  802.14   $1,369.99   $2,841.36
with IPP Rider                                                         $466.78   $  936.76   $1,592.51   $3,348.64
with EBB Rider                                                         $451.97   $  892.09   $1,518.90   $3,206.49
with IPP & EBB Riders                                                  $496.44   $1,026.71   $1,741.43   $3,640.02
MFS(R) RESEARCH SERIES--INITIAL CLASS
without any Riders                                                     $423.31   $  805.15   $1,374.99   $2,851.02
with IPP Rider                                                         $467.78   $  939.75   $1,597.42   $3,358.07
with EBB Rider                                                         $452.97   $  895.08   $1,523.83   $3,216.01
with IPP & EBB Riders                                                  $497.43   $1,029.67   $1,746.28   $3,649.08
MFS(R) UTILITIES SERIES--INITIAL CLASS
without any Riders                                                     $427.24   $  817.15   $1,394.92   $2,889.43
with IPP Rider                                                         $471.69   $  951.59   $1,616.90   $3,395.44
with EBB Rider                                                         $456.90   $  906.07   $1,543.46   $3,254.06
with IPP & EBB Riders                                                  $501.35   $1,041.39   $1,765.42   $3,685.17
NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS I
without any Riders                                                     $423.31   $  805.15   $1,374.99   $2,851.02
with IPP Rider                                                         $467.78   $  939.75   $1,597.42   $3,358.07
with EBB Rider                                                         $452.97   $  895.08   $1,523.83   $3,216.01
with IPP & EBB Riders                                                  $497.43   $1,029.67   $1,746.28   $3,649.08
T. ROWE PRICE EQUITY INCOME PORTFOLIO--I
without any Riders                                                     $420.33   $  796.13   $1,360.01   $2,822.09
with IPP Rider                                                         $464.81   $  930.82   $1,582.76   $3,329.88
with EBB Rider                                                         $450.00   $  886.14   $1,509.08   $3,187.39
with IPP & EBB Riders                                                  $494.49   $1,020.84   $1,731.83   $3,621.87
VAN ECK WORLDWIDE HARD ASSETS
without any Riders                                                     $457.85   $  909.84   $1,548.18   $3,182.00
with IPP Rider                                                         $502.17   $1,042.99   $1,766.57   $3,679.90
with EBB Rider                                                         $487.40   $  998.79   $1,694.32   $3,543.23
with IPP & EBB Riders                                                  $531.73   $1,131.94   $1,912.71   $3,959.93
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS I
without any Riders                                                     $520.80   $1,098.62   $1,857.20   $3,756.81
with IPP Rider                                                         $564.82   $1,229.18   $2,068.40   $4,238.00
with EBB Rider                                                         $550.18   $1,185.87   $1,998.57   $4,110.69
with IPP & EBB Riders                                                  $594.20   $1,316.41   $2,209.75   $4,498.99
VICTORY VIF DIVERSIFIED STOCK--CLASS A SHARES
without any Riders                                                     $502.14   $1,042.93   $1,766.49   $3,590.16
with IPP Rider                                                         $546.26   $1,174.24   $1,979.79   $4,076.30
with EBB Rider                                                         $531.56   $1,130.66   $1,909.22   $3,946.25
with IPP & EBB Riders                                                  $575.68   $1,261.98   $2,122.55   $4,342.85

                                                                                     EXPENSES IF YOU
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
JANUS ASPEN SERIES WORLDWIDE GROWTH--INSTITUTIONAL SHARES
without any Riders                                                     $406.48   $  924.03   $1,417.69   $2,685.85
with IPP Rider                                                         $451.02   $1,057.02   $1,639.20   $3,197.28
with EBB Rider                                                         $436.19   $1,012.88   $1,565.92   $3,052.61
with IPP & EBB Riders                                                  $480.74   $1,145.89   $1,787.47   $3,493.75
MFS(R) INVESTORS TRUST SERIES--INITIAL CLASS
without any Riders                                                     $422.30   $  971.43   $1,496.87   $2,841.36
with IPP Rider                                                         $466.78   $1,103.77   $1,716.56   $3,348.64
with EBB Rider                                                         $451.97   $1,059.86   $1,643.89   $3,206.49
with IPP & EBB Riders                                                  $496.44   $1,192.21   $1,863.60   $3,640.02
MFS(R) RESEARCH SERIES--INITIAL CLASS
without any Riders                                                     $423.31   $  974.39   $1,501.82   $2,851.02
with IPP Rider                                                         $467.78   $1,106.72   $1,721.42   $3,358.07
with EBB Rider                                                         $452.97   $1,062.80   $1,648.76   $3,216.01
with IPP & EBB Riders                                                  $497.43   $1,195.12   $1,868.38   $3,649.08
MFS(R) UTILITIES SERIES--INITIAL CLASS
without any Riders                                                     $427.24   $  986.19   $1,521.49   $2,889.43
with IPP Rider                                                         $471.69   $1,118.35   $1,740.65   $3,395.44
with EBB Rider                                                         $456.90   $1,074.49   $1,668.14   $3,254.06
with IPP & EBB Riders                                                  $501.35   $1,206.64   $1,887.28   $3,685.17
NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS I
without any Riders                                                     $423.31   $  974.39   $1,501.82   $2,851.02
with IPP Rider                                                         $467.78   $1,106.72   $1,721.42   $3,358.07
with EBB Rider                                                         $452.97   $1,062.80   $1,648.76   $3,216.01
with IPP & EBB Riders                                                  $497.43   $1,195.12   $1,868.38   $3,649.08
T. ROWE PRICE EQUITY INCOME PORTFOLIO--I
without any Riders                                                     $420.33   $  965.52   $1,487.02   $2,822.09
with IPP Rider                                                         $464.81   $1,097.94   $1,706.94   $3,329.88
with EBB Rider                                                         $450.00   $1,054.01   $1,634.19   $3,187.39
with IPP & EBB Riders                                                  $494.49   $1,186.44   $1,854.12   $3,621.87
VAN ECK WORLDWIDE HARD ASSETS
without any Riders                                                     $457.85   $1,077.31   $1,672.80   $3,182.00
with IPP Rider                                                         $502.17   $1,208.21   $1,888.42   $3,679.90
with EBB Rider                                                         $487.40   $1,164.76   $1,817.09   $3,543.23
with IPP & EBB Riders                                                  $531.73   $1,295.66   $2,032.70   $3,959.93
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS I
without any Riders                                                     $520.80   $1,262.90   $1,977.89   $3,756.81
with IPP Rider                                                         $564.82   $1,391.26   $2,186.40   $4,238.00
with EBB Rider                                                         $550.18   $1,348.68   $2,117.46   $4,110.69
with IPP & EBB Riders                                                  $594.20   $1,477.01   $2,325.95   $4,498.99
VICTORY VIF DIVERSIFIED STOCK--CLASS A SHARES
without any Riders                                                     $502.14   $1,208.16   $1,888.33   $3,590.16
with IPP Rider                                                         $546.26   $1,337.25   $2,098.92   $4,076.30
with EBB Rider                                                         $531.56   $1,294.40   $2,029.25   $3,946.25
with IPP & EBB Riders                                                  $575.68   $1,423.51   $2,239.87   $4,342.85

                                                                                 EXPENSES IF YOU DO NOT
                                                                                  SURRENDER YOUR POLICY
                                                                       -------------------------------------------
INVESTMENT DIVISION                                                     1 YR       3 YR        5 YR        10 YR
-------------------                                                    -------   ---------   ---------   ---------
JANUS ASPEN SERIES WORLDWIDE GROWTH--INSTITUTIONAL SHARES
without any Riders                                                     $244.89   $  753.93   $1,289.78   $2,685.85
with IPP Rider                                                         $290.15   $  889.20   $1,514.15   $3,197.28
with EBB Rider                                                         $275.08   $  844.30   $1,439.93   $3,052.61
with IPP & EBB Riders                                                  $320.35   $  979.60   $1,664.32   $3,493.75
MFS(R) INVESTORS TRUST SERIES--INITIAL CLASS
without any Riders                                                     $260.97   $  802.14   $1,369.99   $2,841.36
with IPP Rider                                                         $306.17   $  936.76   $1,592.51   $3,348.64
with EBB Rider                                                         $291.12   $  892.09   $1,518.90   $3,206.49
with IPP & EBB Riders                                                  $336.32   $1,026.71   $1,741.43   $3,640.02
MFS(R) RESEARCH SERIES--INITIAL CLASS
without any Riders                                                     $261.99   $  805.15   $1,374.99   $2,851.02
with IPP Rider                                                         $307.18   $  939.75   $1,597.42   $3,358.07
with EBB Rider                                                         $292.13   $  895.08   $1,523.83   $3,216.01
with IPP & EBB Riders                                                  $337.32   $1,029.67   $1,746.28   $3,649.08
MFS(R) UTILITIES SERIES--INITIAL CLASS
without any Riders                                                     $265.99   $  817.15   $1,394.92   $2,889.43
with IPP Rider                                                         $311.16   $  951.59   $1,616.90   $3,395.44
with EBB Rider                                                         $296.13   $  906.97   $1,543.46   $3,254.06
with IPP & EBB Riders                                                  $341.30   $1,041.39   $1,765.42   $3,685.17
NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS I
without any Riders                                                     $261.99   $  805.15   $1,374.99   $2,851.02
with IPP Rider                                                         $307.81   $  939.75   $1,597.42   $3,358.07
with EBB Rider                                                         $292.13   $  895.08   $1,523.83   $3,216.01
with IPP & EBB Riders                                                  $337.32   $1,029.67   $1,746.28   $3,649.08
T. ROWE PRICE EQUITY INCOME PORTFOLIO--I
without any Riders                                                     $258.96   $  796.13   $1,360.01   $2,822.09
with IPP Rider                                                         $304.17   $  930.82   $1,582.76   $3,329.88
with EBB Rider                                                         $289.12   $  886.14   $1,509.08   $3,187.39
with IPP & EBB Riders                                                  $334.33   $1,020.84   $1,731.83   $3,621.87
VAN ECK WORLDWIDE HARD ASSETS
without any Riders                                                     $297.09   $  909.84   $1,548.18   $3,182.00
with IPP Rider                                                         $342.13   $1,042.99   $1,766.57   $3,679.90
with EBB Rider                                                         $327.13   $  998.79   $1,694.32   $3,543.23
with IPP & EBB Riders                                                  $372.18   $1,131.94   $1,912.71   $3,959.93
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS I
without any Riders                                                     $361.07   $1,098.62   $1,857.20   $3,786.81
with IPP Rider                                                         $405.81   $1,229.18   $2,068.40   $4,238.00
with EBB Rider                                                         $390.93   $1,185.87   $1,998.57   $4,110.69
with IPP & EBB Riders                                                  $435.67   $1,316.41   $2,209.75   $4,498.99
VICTORY VIF DIVERSIFIED STOCK--CLASS A SHARES
without any Riders                                                     $342.10   $1,042.93   $1,766.49   $3,590.16
with IPP Rider                                                         $386.94   $1,174.24   $1,979.79   $4,076.30
with EBB Rider                                                         $372.01   $1,130.66   $1,909.22   $3,946.25
with IPP & EBB Riders                                                  $416.85   $1,261.98   $2,122.55   $4,342.85

           QUESTIONS AND ANSWERS ABOUT MAINSTAY PLUS VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT MAINSTAY PLUS VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS MAINSTAY PLUS VARIABLE ANNUITY?

     MainStay Plus Variable Annuity is a flexible premium deferred variable retirement annuity policy. NYLIAC issues the policy. You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, or to the Fixed Account. In addition, you may also allocate premium payments to one or more DCA Advantage Plan Accounts. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected and the interest credited on amounts in the Fixed Account and the DCA Accounts.

2. WHERE CAN I ALLOCATE MY PREMIUM PAYMENT?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account has 69 Investment Divisions, 35 of which are currently available under this policy. They are listed as the currently available investment divisions on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNT

             Each premium payment, or the portion of any premium payment, you allocate to the Fixed Account will reflect a guaranteed interest rate. (See "The Fixed Account.")

     (b) You can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of three DCA Advantage Plan Accounts: a 6-month, 12-month and an 18-month account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Accounts at rates we have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Accounts into the Investment Divisions and/or the Fixed Account. (See "DCA Advantage Plan.")

3. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the Annuity Commencement Date, although certain restrictions may apply. Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the limits on transfers. We reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year. (See "Transfers.") You may not transfer money into the Fixed Account if you transferred money out of the Fixed Account during the previous six-month period.

     You can make transfers from the Fixed Account and the DCA Advantage Plan Accounts, although certain restrictions may apply. (See "The Fixed Account" and "The DCA Advantage Plan Accounts.") In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options described in this Prospectus.

4. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a policy service charge on each Policy Anniversary and upon surrender of the policy if on that date the Accumulation Value is below $20,000. This charge will be the lesser of $30 or 2% of the Accumulation Value at the end of the Policy Year and on the date of surrender. In addition, we deduct on a daily basis a charge for policy administration expenses. This charge is equal to 0.15% (annualized) of the daily average Variable Accumulation Value. (See "Other Charges.")

     The policies are also subject to a charge for certain mortality and expense risks NYLIAC assumes. We also deduct this charge on a daily basis. This charge is equal to 1.25% (annualized) of the daily average Variable Accumulation Value. (See "Separate Account Charge.")

     We impose a surrender charge on certain partial withdrawals or surrenders of the policies based on the amount of premium payments made. This charge is assessed as a percentage of the amount withdrawn during the first six Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first three Payment Years as follows:

                                                              SURRENDER
                        PAYMENT YEAR                           CHARGE
                        ------------                          ---------
1...........................................................     7%
2...........................................................     7%
3...........................................................     7%
4...........................................................     6%
5...........................................................     5%
6...........................................................     4%
7+..........................................................     0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (b) 10% of the Accumulation Value at the time of withdrawal or (c) the Accumulation Value of the policy less the accumulated premium payments, all less any prior surrender charge free withdrawals during the policy year. (See "Surrender Charges" and "Exceptions to Surrender Charges.")

     If you selected the Investment Protection Plan Rider (in jurisdictions where available), we will deduct a charge on each policy quarter, based on the amount that is guaranteed. (See "Other Charges--Investment Protection Plan Rider Charge"). The maximum annual charge for this feature is 1% of the amount that is guaranteed. We may deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan. We call this charge a Rider Risk Charge Adjustment. (See "Other Charges--Rider Risk Charge Adjustment"). The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We set both of these charges at our sole discretion, subject to the stated maximums. You should consult with your registered representative to determine the percentages we are currently charging before you select the Investment Protection Plan Rider. We will not increase either of these charges after the date the rider becomes effective for the Investment Protection Plan Rider.

     If you elect the Enhanced Beneficiary Benefit (EBB) Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). This charge will not change once your policy is issued.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies, $5,000 for Non-Qualified Policies and $10,000 for policies issued to fund a Pension Plan. The minimum additional payment is $100 for Qualified and Non-Qualified Policies or such lower amount as we may permit at any time, and $10,000 for policies issued to fund a Pension Plan.

     You have a choice of sending premium payments directly to NYLIAC or through pre-authorized monthly deductions from banks, credit unions or similar accounts. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is up to $1,000,000 without prior approval. Withdrawals will not reduce the aggregate amount of premium payments. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

6. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Account and/or DCA Advantage Plan Accounts which you selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received.

     Currently, you may allocate the initial premium payment and, thereafter, may maintain the Accumulation Value in up to 18 Investment Divisions and the DCA Advantage Plan Accounts inclusively, plus the Fixed Account. (See "Automatic Asset Reallocation".) Moreover, you may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative is $25, or such lower amount as we may permit. The minimum amount which you may place in any DCA Advantage Plan Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Alternative and/or any DCA Advantage Plan Account and the number of Allocation Alternatives and DCA Advantage Plan Accounts to which you allocate your Accumulation Value.

7. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE?

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "Distributions Under the Policy" and "Federal Tax Matters".)

9. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments under the Life Income Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See "Income Payments".) We may offer other options, at our discretion, where permitted by state law.

10. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greatest of:

        (a) the Accumulation Value, less any outstanding loan balance,

        (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those partial withdrawals, less any rider charges; or

        (c) the "reset value" (as described under "Death Before Annuity Commencement" in this Prospectus) plus any additional premium payments made since the most recent "reset date," less any outstanding loan balance, partial withdrawals (proportional withdrawals in New York), applicable surrender charges since the most recent "reset date", and any rider charges since the last Reset Anniversary.

     If the Beneficiary is the spouse of the Annuitant and the owner, see Question 11. (Also see "Death Before Annuity Commencement" and "Federal Tax Matters".)

11. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary (for Non-Qualified, IRA, Roth IRA, and SEP policies only; Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death, or the Annuitant's death. If you elect the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

12. MAY I RETURN THE POLICY AFTER IT IS DELIVERED?

     You may cancel the policy by returning it or providing written notification to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In jurisdictions where approved, you will receive the policy's Accumulation Value on the date we receive the policy without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the date we receive the policy, without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

13. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "Voting Rights".)

14. ARE POLICY LOANS AVAILABLE?

     If you have purchased your policy in connection with a Tax-Sheltered Annuity "TSA" (Section 403(b)) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "Loans.")

15. HOW DO I CONTACT MAINSTAY ANNUITIES OR NYLIAC?


REGULAR MAIL           MainStay Annuities
                       2400 Reliable Parkway
                       Chicago, IL 60686
EXPRESS MAIL           National City Corporation
                       Attn: MainStay Annuities/Lockbox #2400
                       5635 S. Archer Avenue
                       Chicago, IL 60638
CUSTOMER SERVICE       (800) 762-6212
AND UNIT VALUES

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, N.Y. 10036.

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division, which were available for sale, for each fiscal year ended December 31, 2003 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 1997 and for the years in the period then ended, where applicable, are derived from the financial statements not included elsewhere herein. Values and units shown are for full year periods beginning January 1 except where indicated.*

     Some Investment Divisions offered in policies issued prior to June 2, 2003 differ from Investment Divisions offered in policies issued on or after June 2, 2003. Please refer to the Example Section of this prospectus to a list of the corresponding Investment Divisions available to you.

---------------

* The policies were first offered on May 1, 1995.

                              MAINSTAY VP
                                BOND--
                             SERVICE CLASS                           MAINSTAY VP BOND--INITIAL CLASS
                             -------------   -------------------------------------------------------------------------------
                                2003(E)       2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                             -------------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit Value
  (beginning of period)....     $10.00       $15.14   $14.02   $13.01   $12.02   $12.37   $11.50   $10.64   $10.57   $10.00
Accumulation Unit Value
  (end of period)..........     $ 9.91       $15.60   $15.14   $14.02   $13.01   $12.02   $12.37   $11.50   $10.64   $10.57
Number of Units Outstanding
  (in 000s) (end of
  period)..................        296       12,616   14,282   11,339    6,588    6,871    4,993    1,981    1,193      173

                              MAINSTAY VP
                                CAPITAL
                             APPRECIATION--
                             SERVICE CLASS                     MAINSTAY VP CAPITAL APPRECIATION--INITIAL CLASS
                            ----------------   -------------------------------------------------------------------------------
                                2003(E)         2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                            ----------------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit Value
  (beginning of period)...       $10.00        $12.98   $19.03   $25.14   $28.55   $23.09   $16.95   $13.92   $11.89   $10.00
Accumulation Unit Value
  (end of period).........       $11.15        $16.26   $12.98   $19.03   $25.14   $28.55   $23.09   $16.95   $13.92   $11.89
Number of Units
  Outstanding (in 000s)
  (end of period).........          248        23,240   25,441   29,099   29,793   23,024   15,940   11,001    6,949      951

                                                                                                                    MAINSTAY VP
                                                                                                                      COMMON
                                                                                                                      STOCK--
                                                        MAINSTAY VP CASH MANAGEMENT                                SERVICE CLASS
                           -------------------------------------------------------------------------------------   -------------
                            2003      2002      2001      2000      1999      1998      1997     1996    1995(A)      2003(E)
                           -------   -------   -------   -------   -------   -------   ------   ------   -------   -------------
Accumulation Unit Value
  (beginning of period)..    $1.27     $1.27     $1.24     $1.18     $1.14     $1.10    $1.06    $1.03    $1.00       $10.00
Accumulation Unit Value
  (end of period)........    $1.26     $1.27     $1.27     $1.24     $1.18     $1.14    $1.10    $1.06    $1.03       $11.40
Number of Units
  Outstanding (in 000s)
  (end of period)........  130,435   206,084   205,310   133,091   248,786   105,842   43,157   32,709   13,190          162

                                                                                                                MAINSTAY VP
                                                                                                               CONVERTIBLE--
                                                 MAINSTAY VP COMMON STOCK--INITIAL CLASS                       SERVICE CLASS
                             -------------------------------------------------------------------------------   -------------
                              2003     2002     2001     2000     1999     1998     1997     1996    1995(A)      2003(E)
                             ------   ------   ------   ------   ------   ------   ------   ------   -------   -------------
Accumulation Unit Value
  (beginning of period)....  $16.31   $21.84   $26.71   $28.02   $21.87   $17.50   $14.01   $11.42   $10.00       $10.00
Accumulation Unit Value
  (end of period)..........  $20.33   $16.31   $21.84   $26.71   $28.02   $21.87   $17.52   $14.01   $11.42       $10.99
Number of Units Outstanding
  (in 000s) (end of
  period)..................  13,689   14,959   16,447   15,714   11,321    8,239    4,979    2,276      241          347

---------------

(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.

(e) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

                                                                                                              MAINSTAY VP
                                                                                                              GOVERNMENT--
                                                    MAINSTAY VP CONVERTIBLE--INITIAL CLASS                   SERVICE CLASS
                                    ----------------------------------------------------------------------   --------------
                                     2003     2002     2001     2000     1999     1998     1997    1996(B)      2003(E)
                                    ------   ------   ------   ------   ------   ------   ------   -------   --------------
Accumulation Unit Value
  (beginning of period)...........  $13.95   $15.36   $15.92   $17.00   $12.14   $11.78   $10.35   $10.00        $10.00
Accumulation Unit Value
  (end of period).................  $16.81   $13.95   $15.36   $15.92   $17.00   $12.14   $11.78   $10.35        $ 9.75
Number of Units Outstanding
  (in 000s) (end of period).......  10,078    9,467    9,385    7,873    3,826    3,139    2,205    1,250           272

                                                                                                                MAINSTAY VP
                                                                                                                HIGH YIELD
                                                                                                                 CORPORATE
                                                                                                                  BOND--
                                                  MAINSTAY VP GOVERNMENT--INITIAL CLASS                        SERVICE CLASS
                             -------------------------------------------------------------------------------   -------------
                              2003     2002     2001     2000     1999     1998     1997     1996    1995(A)      2003(E)
                             ------   ------   ------   ------   ------   ------   ------   ------   -------   -------------
Accumulation Unit Value
  (beginning of period)....  $15.10   $13.94   $13.26   $11.98   $12.37   $11.51   $10.66   $10.57   $10.00       $10.00
Accumulation Unit Value
  (end of period)..........  $15.17   $15.10   $13.94   $13.26   $11.98   $12.37   $11.51   $10.66   $10.57       $11.41
Number of Units Outstanding
  (in 000s) (end of
  period)..................  11,183   15,260    8,293    4,508    5,008    3,208    1,103      855      178          920

                                                                                                                MAINSTAY VP
                                                                                                               INTERNATIONAL
                                                                                                                 EQUITY--
                                          MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS                 SERVICE CLASS
                             -------------------------------------------------------------------------------   -------------
                              2003     2002     2001     2000     1999     1998     1997     1996    1995(A)      2003(E)
                             ------   ------   ------   ------   ------   ------   ------   ------   -------   -------------
Accumulation Unit Value
  (beginning of period)....  $15.19   $15.09   $14.59   $15.72   $14.12   $13.95   $12.52   $10.83   $10.00       $10.00
Accumulation Unit Value
  (end of period)..........  $20.42   $15.19   $15.09   $14.59   $15.72   $14.12   $13.95   $12.52   $10.83       $11.74
Number of Units Outstanding
  (in 000s) (end of
  period)..................  30,240   27,478   28,228   25,693   25,509   21,960   14,577    6,539      648          114

                                                       MAINSTAY VP INTERNATIONAL EQUITY--INITIAL CLASS
                                       -------------------------------------------------------------------------------
                                        2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                                       ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit Value
  (beginning of period)..............  $12.19   $12.94   $15.26   $18.88   $14.95   $12.32   $11.88   $10.90   $10.00
Accumulation Unit Value
  (end of period)....................  $15.63   $12.19   $12.94   $15.26   $18.88   $14.95   $12.32   $11.88   $10.90
Number of Units Outstanding (in 000s)
  (end of period)....................   2,229    1,933    1,537    1,556    1,204    1,012      932      692       67

---------------

(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.

(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.

(e) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

                                          MAINSTAY VP     MAINSTAY VP     MAINSTAY VP                                MAINSTAY VP
                                            MID CAP         MID CAP         MID CAP                                    S&P 500
                                            CORE--         GROWTH--         VALUE--        MAINSTAY VP MID CAP         INDEX--
                                         SERVICE CLASS   SERVICE CLASS   SERVICE CLASS     VALUE--INITIAL CLASS     SERVICE CLASS
                                         -------------   -------------   -------------   ------------------------   -------------
                                            2003(E)         2003(E)         2003(E)       2003    2002    2001(D)      2003(E)
                                         -------------   -------------   -------------   ------   -----   -------   -------------
Accumulation Unit Value
  (beginning of period)................     $10.00          $10.00          $10.00       $ 8.28   $9.83   $10.00       $10.00
Accumulation Unit Value
  (end of period)......................     $11.80          $12.07          $11.60       $10.53   $8.28   $ 9.83       $11.26
Number of Units Outstanding (in 000s)
  (end of period)......................        125             197             207        6,201   5,378    1,781          606

                                                          MAINSTAY VP S&P 500 INDEX--INITIAL CLASS
                                       -------------------------------------------------------------------------------
                                        2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                                       ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit Value
  (beginning of period)..............  $16.41   $21.39   $24.68   $27.60   $23.19   $18.30   $13.97   $11.58   $10.00
Accumulation Unit Value
  (end of period)....................  $20.74   $16.41   $21.39   $24.68   $27.60   $23.19   $18.30   $13.97   $11.58
Number of Units Outstanding (in 000s)
  (end of period)....................  25,814   27,274   30,265   30,595   24,805   17,575    9,982    4,327      358

                                                               MAINSTAY VP
                                                                SMALL CAP                                 MAINSTAY VP
                                                                GROWTH--       MAINSTAY VP SMALL CAP     TOTAL RETURN--
                                                              SERVICE CLASS    GROWTH--INITIAL CLASS     SERVICE CLASS
                                                              -------------   -----------------------   ----------------
                                                                 2003(E)      2003    2002    2001(D)       2003(E)
                                                              -------------   -----   -----   -------   ----------------
Accumulation Unit Value
  (beginning of period).....................................     $10.00       $6.88   $9.48   $10.00         $10.00
Accumulation Unit Value
  (end of period)...........................................     $12.24       $9.61   $6.88   $ 9.48         $10.73
Number of Units Outstanding
  (in 000s) (end of period).................................        192       4,177   2,600    1,286            171

                                                                                                                MAINSTAY VP
                                                                                                                  VALUE--
                                                 MAINSTAY VP TOTAL RETURN--INITIAL CLASS                       SERVICE CLASS
                             -------------------------------------------------------------------------------   -------------
                              2003     2002     2001     2000     1999     1998     1997     1996    1995(A)      2003(E)
                             ------   ------   ------   ------   ------   ------   ------   ------   -------   -------------
Accumulation Unit Value
  (beginning of period)....  $14.41   $17.52   $19.89   $21.09   $18.28   $14.58   $12.55   $11.36   $10.00       $10.00
Accumulation Unit Value
  (end of period)..........  $17.01   $14.41   $17.52   $19.89   $21.09   $18.28   $14.58   $12.55   $11.36       $11.55
Number of Units Outstanding
  (in 000s) (end of
  period)..................  13,754   14,813   16,939   17,027   14,509   11,136    7,629    5,154      665          223

---------------

(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.

(d) For the period July 2, 2001 (commencement of operations) through December 31, 2001.

(e) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

                                                                                                                MAINSTAY VP
                                                                                                                 AMERICAN
                                                                                                                  CENTURY
                                                                                                                 INCOME &
                                                                                                                 GROWTH--
                                                    MAINSTAY VP VALUE--INITIAL CLASS                           SERVICE CLASS
                             -------------------------------------------------------------------------------   -------------
                              2003     2002     2001     2000     1999     1998     1997     1996    1995(A)      2003(E)
                             ------   ------   ------   ------   ------   ------   ------   ------   -------   -------------
Accumulation Unit Value
  (beginning of period)....  $14.51   $18.64   $18.82   $16.91   $15.76   $16.67   $13.78   $11.32   $10.00       $10.00
Accumulation Unit Value
  (end of period)..........  $18.22   $14.51   $18.64   $18.82   $16.91   $15.76   $16.67   $13.76   $11.32       $11.07
Number of Units Outstanding
  (in 000s) (end of
  period)..................  11,104   11,706   11,482    8,963    9,782   10,004    7,236    3,377      432           45

                                                                                                                   MAINSTAY VP
                                                                                                                  DREYFUS LARGE
                                                                                                                 COMPANY VALUE--
                                                MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--INITIAL CLASS       SERVICE CLASS
                                              ---------------------------------------------------------------   -----------------
                                                2003       2002       2001       2000       1999     1998(C)         2003(E)
                                              --------   --------   --------   --------   --------   --------   -----------------
Accumulation Unit Value
  (beginning of period).....................   $ 7.94     $10.00     $11.08     $12.59     $10.86     $10.00         $10.00
Accumulation Unit Value
  (end of period)...........................   $10.07     $ 7.94     $10.00     $11.08     $12.59     $10.86         $11.32
Number of Units Outstanding
  (in 000s) (end of period).................    4,374      5,461      5,593      5,454      3,997      2,263             73

                                                                                                                 MAINSTAY VP
                                                                                                                 EAGLE ASSET
                                                                                                                 MANAGEMENT
                                                                                                               GROWTH EQUITY--
                                                   MAINSTAY VP DREYFUS LARGE COMPANY VALUE--INITIAL CLASS       SERVICE CLASS
                                                 ----------------------------------------------------------   -----------------
                                                  2003      2002      2001      2000      1999     1998(C)         2003(E)
                                                 -------   -------   -------   -------   -------   --------   -----------------
Accumulation Unit Value
  (beginning of period)........................  $ 8.07    $10.61    $11.27    $10.72    $10.19     $10.00         $10.00
Accumulation Unit Value
  (end of period)..............................  $10.18    $ 8.07    $10.61    $11.27    $10.72     $10.19         $11.11
Number of Units Outstanding
  (in 000s) (end of period)....................   3,407     4,314     4,211     3,356     2,397      1,629             74

                                                                                                           MAINSTAY VP
                                                                                                           LORD ABBETT
                                                                                                           DEVELOPING
                                                                       MAINSTAY VP                          GROWTH--
                                                   EAGLE ASSET MANAGEMENT GROWTH EQUITY--INITIAL CLASS    SERVICE CLASS
                                                   ----------------------------------------------------   -------------
                                                    2003     2002     2001     2000     1999    1998(C)      2003(E)
                                                   ------   ------   ------   ------   ------   -------   -------------
Accumulation Unit Value
  (beginning of period)..........................  $ 9.85   $13.92   $16.92   $19.06   $11.68   $10.00       $10.00
Accumulation Unit Value
  (end of period)................................  $12.44   $ 9.85   $13.92   $16.92   $19.06   $11.68       $11.63
Number of Units Outstanding
  (in 000s) (end of period)......................   7,818    8,375    9,537    9,323    2,730    1,408           55

---------------

(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.

(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.

(e) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

                                                                                                                     ALGER
                                                                                                                 AMERICAN SMALL
                                                                                                                CAPITALIZATION--
                                                 MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--INITIAL CLASS        CLASS S SHARES
                                               -------------------------------------------------------------   ------------------
                                                2003      2002      2001       2000       1999      1998(C)         2003(E)
                                               -------   -------   -------   --------   --------   ---------   ------------------
Accumulation Unit Value
  (beginning of period)......................   $6.07     $8.67     $9.49     $11.89     $ 9.12     $10.00           $10.00
Accumulation Unit Value
  (end of period)............................   $8.30     $6.07     $8.67     $ 9.49     $11.89     $ 9.12           $12.16
Number of Units Outstanding
  (in 000s) (end of period)..................   3,094     2,893     2,959      3,141      2,276      1,573               55

                                                         ALGER AMERICAN SMALL CAPITALIZATION--CLASS O SHARES
                                                 --------------------------------------------------------------------
                                                 2003    2002     2001     2000     1999     1998     1997    1996(B)
                                                 -----   -----   ------   ------   ------   ------   ------   -------
Accumulation Unit Value
  (beginning of period)........................  $6.15   $8.45   $12.16   $16.93   $11.97   $10.51   $ 9.57   $10.00
Accumulation Unit Value
  (end of period)..............................  $8.63   $6.15   $ 8.45   $12.16   $16.93   $11.97   $10.51   $ 9.57
Number of Units Outstanding
  (in 000s) (end of period)....................  6,994   7,192    7,864    7,657    3,063    1,904    1,060      125

                                                                   CALVERT SOCIAL BALANCED
                                       -------------------------------------------------------------------------------
                                        2003     2002     2001     2000     1999     1998     1997     1996    1995(A)
                                       ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit Value
  (beginning of period)..............  $14.22   $16.41   $17.89   $18.72   $16.92   $14.76   $12.46   $11.22   $10.00
Accumulation Unit Value
  (end of period)....................  $16.73   $14.22   $16.41   $17.89   $18.72   $16.92   $14.76   $12.46   $11.22
Number of Units Outstanding
  (in 000s) (end of period)..........   1,655    1,627    1,668    1,484      987      594      282      123       17

                                                                   DREYFUS IP
                                                               TECHNOLOGY GROWTH--     DREYFUS IP TECHNOLOGY
                                                                 SERVICE SHARES       GROWTH--INITIAL SHARES
                                                              ---------------------   -----------------------
                                                                     2003(E)          2003    2002    2001(D)
                                                              ---------------------   -----   -----   -------
Accumulation Unit Value
  (beginning of period).....................................         $10.00           $5.88   $9.84   $10.00
Accumulation Unit Value
  (end of period)...........................................         $11.77           $8.75   $5.88   $ 9.84
Number of Units Outstanding
  (in 000s) (end of period).................................            104           2,027     815      325

---------------

(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.

(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.

(d) For the period July 2, 2001 (commencement of operations) through December 31, 2001.

(e) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

                              FIDELITY(R) VIP
                              CONTRAFUND(R)--
                              SERVICE CLASS 2               FIDELITY(R) VIP CONTRAFUND(R)-- INITIAL CLASS
                              ---------------   ----------------------------------------------------------------------
                                  2003(E)        2003     2002     2001     2000     1999     1998     1997    1996(B)
                              ---------------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit Value
  (beginning of period).....      $10.00        $14.56   $16.28   $18.82   $20.44   $16.68   $13.01   $10.63   $10.00
Accumulation Unit Value
  (end of period)...........      $11.69        $18.44   $14.58   $16.28   $18.62   $20.44   $16.68   $13.01   $10.63
Number of Units Outstanding
  (in 000s) (end of
  period)...................         318        15,836   16,358   17,160   16,983   12,004    7,022    3,079      241

                               FIDELITY(R) VIP
                               EQUITY-INCOME--
                               SERVICE CLASS 2
                              -----------------
                                   2003(E)
                              -----------------
Accumulation Unit Value
  (beginning of period).....       $10.00
Accumulation Unit Value
  (end of period)...........       $11.53
Number of Units Outstanding
  (in 000s) (end of
  period)...................          251

                                                                                              FIDELITY(R) VIP    JANUS ASPEN
                                                                                                 MID CAP--          SERIES
                                                                                                  SERVICE         BALANCED--
                                           FIDELITY(R) VIP EQUITY-INCOME--INITIAL CLASS           CLASS 2       SERVICE SHARES
                                       ----------------------------------------------------   ---------------   --------------
                                        2003     2002     2001     2000     1999    1998(C)       2003(F)          2003(E)
                                       ------   ------   ------   ------   ------   -------   ---------------   --------------
Accumulation Unit Value
  (beginning of period)..............  $12.50   $15.26   $16.29   $15.23   $14.53   $13.20        $10.00            $10.00
Accumulation Unit Value
  (end of period)....................  $16.07   $12.50   $15.26   $16.29   $15.23   $14.53        $11.27            $10.52
Number of Units Outstanding
  (in 000s) (end of period)..........  11,179   11,548   11,501    9,762    8,139    5,850           199               410

                                                                                                              JANUS ASPEN
                                                                                                                 SERIES
                                                                                                               WORLDWIDE
                                                                                                                GROWTH--
                                              JANUS ASPEN SERIES BALANCED--INSTITUTIONAL SHARES              SERVICE SHARES
                                    ----------------------------------------------------------------------   --------------
                                     2003     2002     2001     2000     1999     1998     1997    1996(B)      2003(E)
                                    ------   ------   ------   ------   ------   ------   ------   -------   --------------
Accumulation Unit Value
  (beginning of period)...........  $17.05   $18.48   $19.66   $20.40   $16.32   $12.32   $10.24   $10.00        $10.00
Accumulation Unit Value
  (end of period).................  $19.17   $17.05   $18.48   $19.66   $20.40   $16.32   $12.32   $10.24        $11.53
Number of Units Outstanding
  (in 000s) (end of period).......  28,250   31,372   32,862   30,425   16,575    6,418    2,043      125           121

                                                                                                                  MFS(R)
                                                                                                                INVESTORS
                                                                                                              TRUST SERIES--
                                          JANUS ASPEN SERIES WORLDWIDE GROWTH--INSTITUTIONAL SHARES           SERVICE CLASS
                                    ----------------------------------------------------------------------   ----------------
                                     2003     2002     2001     2000     1999     1998     1997    1996(B)       2003(E)
                                    ------   ------   ------   ------   ------   ------   ------   -------   ----------------
Accumulation Unit Value
  (beginning of period)...........  $12.02   $16.36   $21.39   $25.73   $15.86   $12.48   $10.36   $10.00         $10.00
Accumulation Unit Value
  (end of period).................  $14.70   $12.02   $16.36   $21.39   $25.79   $15.86   $12.48   $10.96         $10.86
Number of Units Outstanding
  (in 000s) (end of period).......  18,103   20,859   23,563   29,672   12,816    7,855    4,992      269             12

---------------

(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.

(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.

(e) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

(f) For the period September 5, 2003 (commencement of operations) through December 31, 2003.

                                                                                                             MFS(R)
                                                                                                            RESEARCH
                                                                                                            SERIES--
                                                        MFS(R) INVESTORS TRUST SERIES--INITIAL CLASS      SERVICE CLASS
                                                     --------------------------------------------------   -------------
                                                     2003    2002     2001     2000     1999    1998(C)      2003(E)
                                                     -----   -----   ------   ------   ------   -------   -------------
Accumulation Unit Value
  (beginning of period)............................  $7.07   $9.07   $10.95   $11.12   $10.57   $10.00       $10.00
Accumulation Unit Value
  (end of period)..................................  $8.52   $7.07   $ 9.07   $10.95   $11.12   $10.57       $11.02
Number of Units Outstanding
  (in 000s) (end of period)........................  2,885   3,138    3,303    2,695    1,685      435           35

                                                                                   MFS(R)
                                                                                  UTILITIES             MFS(R)
                                                                                  SERIES--        UTILITIES SERIES--
                                 MFS(R) RESEARCH SERIES--INITIAL CLASS          SERVICE CLASS        INITIAL CLASS
                           --------------------------------------------------   -------------   -----------------------
                           2003    2002     2001     2000     1999    1998(C)      2003(E)      2003    2002    2001(D)
                           -----   -----   ------   ------   ------   -------   -------------   -----   -----   -------
Accumulation Unit Value
 (beginning of period)...  $7.19   $9.66   $12.44   $13.25   $10.83   $10.00       $10.00       $6.72   $8.83   $10.00
Accumulation Unit Value
 (end of period).........  $8.84   $7.19   $ 9.66   $12.44   $13.25   $10.83       $10.83       $9.01   $6.72   $ 8.83
Number of Units
 Outstanding (in 000s)
 (end of period).........  3,779   4,107    4,857    4,054      999      252           --          97      45       15

                           NEUBERGER
                           BERMAN AMT
                             MIDCAP       NEUBERGER BERMAN AMT
                            GROWTH--        MIDCAP GROWTH--
                            CLASS S             CLASS I
                           ----------   ------------------------
                            2003(E)      2003    2002    2001(D)
                           ----------   ------   -----   -------
Accumulation Unit Value
 (beginning of period)...    $10.00     $ 6.72   $9.64   $10.00
Accumulation Unit Value
 (end of period).........    $10.91     $ 8.49   $6.72   $ 9.64
Number of Units
 Outstanding (in 000s)
 (end of period).........         1        511     249       48

                             T. ROWE PRICE
                             EQUITY INCOME
                             PORTFOLIO--II          T. ROWE PRICE EQUITY INCOME PORTFOLIO
                             -------------   ----------------------------------------------------
                                2003(E)       2003     2002     2001     2000     1999    1998(C)
                             -------------   ------   ------   ------   ------   ------   -------
Accumulation Unit Value
 (beginning of period).....     $10.00       $ 9.90   $11.55   $11.55   $10.36   $10.13   $10.00
Accumulation Unit Value
 (end of period)...........     $11.20       $12.25   $ 9.90   $11.55   $11.55   $10.36   $10.13
Number of Units Outstanding
 (in 000s) (end of
 period)...................        224        9,625    9,056    7,398    3,679    2,387      995


                                       VAN ECK WORLDWIDE HARD ASSETS
                             --------------------------------------------------
                              2003    2002     2001     2000    1999    1998(C)
                             ------   -----   ------   ------   -----   -------
Accumulation Unit Value
 (beginning of period).....  $ 8.89   $9.28   $10.51   $ 9.57   $8.02   $10.00
Accumulation Unit Value
 (end of period)...........  $12.72   $8.89   $ 9.28   $10.51   $9.57   $ 8.02
Number of Units Outstanding
 (in 000s) (end of
 period)...................     805     714      378      469     216       53

                                         VAN KAMPEN
                                        UIF EMERGING
                                      MARKETS EQUITY--
                                          CLASS II                  VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS I
                                     ------------------   -------------------------------------------------------------------
                                          2003(E)          2003    2002    2001     2000     1999    1998     1997    1996(B)
                                     ------------------   ------   -----   -----   ------   ------   -----   ------   -------
Accumulation Unit Value
  (beginning of period)............        $10.00         $ 7.09   $7.89   $8.55   $14.27   $ 7.40   $9.89   $10.00   $10.00
Accumulation Unit Value
  (end of period)..................        $13.71         $10.46   $7.09   $7.89   $ 8.55   $14.27   $7.40   $ 9.89   $10.00
Number of Units Outstanding
  (in 000s) (end of period)........            31          3,161   3,213   3,172    3,358    1,659     841      827       80

---------------

(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.

(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.

(d) For the period July 2, 2001 (commencement of operations) through December 31, 2001.

(e) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation (NYLIAC) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company (New York Life), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $52.1 billion at the end of 2003. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Account, the DCA Accounts and any other separate account of NYLIAC.

     The Separate Account has 69 Investment Divisions, 35 of which are currently available under the product. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment Fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table. Some Investment Divisions offered in policies issued prior to June 2, 2003 differ from Investment Divisions offered in policies issued on or after June 2, 2003. Please refer to the Examples section of this prospectus for a list of the corresponding Investment Divisions available to you.
--------------------------------------------------------------------------------


FUND                                INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                    -                                   -
MainStay VP Series Fund, Inc.       New York Life Investment            MainStay VP Bond; MainStay VP Capital Appreciation;
                                    Management LLC                      MainStay VP Cash Management; MainStay VP Common
                                                                        Stock; MainStay VP Convertible; MainStay VP
                                                                        Government; MainStay VP High Yield Corporate Bond;
                                                                        MainStay VP International Equity; MainStay VP Mid
                                                                        Cap Core; MainStay VP Mid Cap Growth; MainStay VP
                                                                        Mid Cap Value; MainStay VP S&P 500 Index; MainStay
                                                                        VP Small Cap Growth; MainStay VP Total Return;
                                                                        MainStay VP Value; MainStay VP American Century
                                                                        Income & Growth; MainStay VP Dreyfus Large Company
                                                                        Value; MainStay VP Eagle Asset Management Growth
                                                                        Equity; MainStay VP Lord Abbett Developing Growth
The Alger American Fund             Fred Alger Management, Inc.         Alger American Small Capitalization
Calvert Variable Series, Inc.       Calvert Asset Management Company,   Calvert Social Balanced
                                    Inc.
Dreyfus Investment Portfolios       The Dreyfus Corporation             Dreyfus IP Technology Growth
Fidelity Variable Insurance         Fidelity Management and Research    Fidelity(R) VIP Contrafund(R);
Products Fund                       Company                             Fidelity(R) VIP Equity-Income;
                                                                        Fidelity(R) VIP Mid Cap
Janus Aspen Series                  Janus Capital Management LLC        Janus Aspen Series Balanced;
                                                                        Janus Aspen Series Worldwide Growth
MFS(R) Variable Insurance           MFS(R) Investment Management        MFS(R) Investors Trust Series;
Trust(SM)                                                               MFS(R) Research Series; MFS(R) Utilities Series
Neuberger Berman Advisors           Neuberger Berman Management Inc.    Neuberger Berman AMT MidCap Growth
Management Trust
T. Rowe Price Equity Series, Inc.   T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income Portfolio
Van Eck Worldwide Insurance Trust   Van Eck Associates Corporation      Van Eck Worldwide Hard Assets
The Universal Institutional Funds,  Van Kampen                          Van Kampen UIF Emerging Markets Equity
Inc.
Victory Variable Insurance Funds    Victory Capital Management, Inc.    Victory VIF Diversified Stock

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                  THE POLICIES

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the Fixed Accumulation Value and the DCA Accumulation Value will also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the MainStay Plus Variable Annuity policy described in this prospectus, we offer other variable annuities, with different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and liquidity preferences.

     The following chart outlines some of the different features for other MainStay variable annuities we offer. The availability of optional policy features, such as those mentioned in the chart, may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

     The chart below outlines some of the different features for each variable annuity we offer. Your registered representative can provide you with a prospectus for one or more of these annuities, which contains more complete information.


                                                                     MAINSTAY
                                        MAINSTAY PLUS            PREMIUM PLUS II           MAINSTAY SELECT
                                       VARIABLE ANNUITY          VARIABLE ANNUITY          VARIABLE ANNUITY
Surrender Charge Period (Based on          6 years                   8 years                   3 years
  each premium payment date)       (7%, 7%, 7%, 6%, 5%, 4%)  (8%, 8%, 8%, 8%, 7%, 6%,        (8%, 8%, 7%)
                                                                     5%, 4%)
DCA Advantage Plan                           Yes                       Yes                       Yes
                                     (6, 12 and 18 month        (6 month account)          (6 and 12 month
                                          accounts)                                           accounts)
Interest Sweep                               Yes                       Yes                       Yes
Premium Credit                                No                       Yes                        No
Fixed Account                                Yes                       Yes                       Yes
Total Separate Account Charges              1.40%                     1.75%                     1.85%
(mortality and expense risk and
administration fees)
Annual Policy Service Charge           Lesser of $30 or                $30                       $50
                                    2% of the Accumulation
                                            Value
Minimum Cash Value Required to             $20,000                   $100,000                  $100,000
Waive Annual Policy Service
Charge

      All policies and features may not be available in all jurisdictions.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the retirement plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions and

     (2) Section 408 or 408A Individual Retirement Annuities (IRAs), including Roth IRAs and Inherited IRAs.

     Please see "Federal Tax Matters" for a detailed description of these plans.

     If you are considering a Qualified Policy or a Non-Qualified Policy issued to fund a Pension Plan, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features other than tax deferral that may not be available in other investments. They include:

     (1) a Fixed Account option, which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every year and is guaranteed to be at least the amount of your premium payments, less any outstanding loan balance, partial withdrawals and surrender charges;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive (without surrender charges) a guaranteed amount of monthly income for life after the first Policy Year;

     (5) the option for your spouse to continue the policy upon your death prior to the Annuity Commencement Date if your spouse is named the sole primary Beneficiary;

     (6) an Unemployment Benefit Rider (not available for policies issued to fund a Pension Plan) and a Living Needs Benefit Rider, which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

     (7) an optional Investment Protection Plan Rider which allows you to surrender the policy and receive an amount equal to the greater of the policy's Accumulation Value or the amount guaranteed under the rider;

     (8) optional EBB Rider and ESC (ESC not available on policies issued to fund a Pension Plan) Rider which allows you to increase your death benefit by a percentage of the gain in the policy; and

     (9) an Interest Sweep feature which provides the opportunity to allocate interest earned on monies in the Fixed Account to the Investment Divisions under the policy.

These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application with a registered representative. The application is sent to us with your initial premium payment. In addition, in jurisdictions where permitted, you can also instruct a broker-dealer or bank with whom NYLIAC has entered into an agreement to forward the initial premium payment along with our Policy Request form to us. If the application or Policy Request supplied by a broker-dealer or bank is complete and accurate, and we have received all other information necessary to process the application, we will credit the initial premium payment within two Business Days after receipt. If we cannot credit the initial premium payment within five Business Days after we receive it because the application or Policy Request is incomplete or inaccurate, we will contact you, the broker-dealer or bank providing the application or Policy Request and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. YOU ARE ENCOURAGED TO SEND SUBSEQUENT PREMIUM PAYMENTS DIRECTLY AS INDICATED IN THE RESPONSE TO QUESTION 15.

     If we issue your policy based on a Policy Request, we will require you to provide to us either a signed acknowledgement of the information contained in the Policy Request in a form acceptable to us, or, where required by applicable state law or regulation, a signed application form. Also policy transactions may not be made unless the Beneficiary designation or transaction request is signature guaranteed. Upon receipt of the signed acknowledgement or application form, the Beneficiary will be specified under the policy and we will process transactions requested with respect to the policy without requiring a signature guarantee.

     We will allocate the initial premium payments to the Investment Divisions, Fixed Account or the DCA Advantage Plan Accounts you have chosen immediately. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received at MainStay Annuities. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made.

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies, $5,000 for Non-Qualified Policies and $10,000 for policies issued to fund a Pension Plan. The minimum additional payment is $100 for Qualified and Non-Qualified Policies, or such lower amount as we may permit at any time, and $10,000 for policies issued to fund a Pension Plan. For residents of the states of Massachusetts, Maryland, New Jersey and Washington, however, additional premium payments may only be made until either the Annuitant reaches age 64 or the fourth Policy Year, whichever is later. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us. You may make additional premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is up to $1,000,000 without prior approval. If you select the DCA Advantage Plan Accounts, the minimum that must be allocated is $5,000. Withdrawals will not reduce the aggregate amount of premium payments. NYLIAC reserves the right to limit the dollar amount of any premium payment.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by returning it or providing written notification to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In jurisdictions where approved, you will receive the policy's Accumulation Value on the date we receive the policy, without any deduction for premium taxes. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the date we receive the policy, without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 85, unless it is limited by a particular state. We will accept additional premium payments until you or the Annuitant reaches the age of 85, unless it is limited by the terms of a particular plan, state or unless we agree otherwise.

     We can issue Qualified Policies if you are between the ages of 18 and 85 (0 and 85 for Inherited IRAs), unless it is limited by a particular state. We will accept additional premium payments until you reach the age of 85, unless it is limited by the terms of a particular plan, state or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the Fixed Account at least 30 days before the Annuity Commencement Date. You may not make transfers into the DCA Advantage Plan Accounts. Transfers made from the DCA Advantage Plan Accounts to the Investment Divisions are subject to different limitations (See "The DCA Advantage Plan".) Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, and the DCA Advantage Plan, the minimum amount that you may transfer from an Investment Division is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Plan, if the value of the remaining Accumulation Units in an Investment Division or Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division. Transfers into the Fixed Account may be subject to restrictions. (See "The Fixed Account.")

     Money may not be transferred into the Fixed Account if a transfer was made out of the Fixed Account during the previous six-month period.

     NYLIAC reserves the right to charge up to $30 per transfer for each transfer over 12 in any one Policy Year, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Plan will not count as a transfer toward the 12 transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See "The Fixed Account.")

     Your transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Procedures for Telephone/Web Transactions" below.) We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which we receive the transfer request. (See "Delay of Payments".) Generally, faxed requests for transfers are not acceptable and will not be honored. In certain limited circumstances, however, we permit certain broker-dealers, Registered Representatives, or investment advisors ("third parties") to make transfers on behalf of certain policyowners and to make such transfers by fax transmission. Permitting faxed transfer requests under these circumstances facilitates our ability to monitor transfer activity for the affected policies. However, the transfer parameters and the policies and procedures discussed above and below apply to faxed transfer requests made by such third parties in the same manner as they apply to transfer requests made directly by policyowners.

     (a) Limits on Transfers.

     This policy is not designed as a vehicle for market timing. Accordingly, your right to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that right may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer right could be applied to transfers to or from some or all of the Investment Divisions. We may, for example:

     - reject a transfer request from you or from any person acting on your behalf

     - restrict the method of making a transfer

     - impose redemption fees on short-term trading

     - limit the dollar amount of each transfer.

     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Divisions on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will require that all subsequent transfer requests for your policy(ies) be made through the U.S. mail or an overnight courier, and not through the telephone, our web site or our Service Center representatives. We will provide you with written notice when we take this action.

     Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. We will provide you with written notice of any transfer request not accepted by the Fund.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful effects, which could result in reduce performance results of one or more Investment Divisions, could include, among others:

     - increased administrative expenses,

     - portfolio management decisions driven by the need to maintain higher than normal liquidity or

     - dilution of the interests of long-term investors.

     PROCEDURES FOR TELEPHONE/WEB TRANSACTIONS

     You may authorize us to accept telephone/Web instructions from you or other individuals you designate for the following types of transactions: premium allocations, transfers among Allocation Alternatives and/or the DCA Advantage Plan, partial withdrawals, periodic partial withdrawals, traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, or to reset or cancel the Investment Protection Plan Rider. You can elect this feature by completing and signing a Telephone/Web Authorization form. Telephone/Web Authorization may be elected, changed or canceled at any time. You, or other individuals you designate, may effect transactions by telephone and speaking with a service representative at (800) 762-6212 or on the Web. Furthermore, we will confirm all telephone/Web transactions in writing. Not all transactions are available on the Web.

     NYLIAC is not liable for any loss, cost or expense for action on telephone/Web instructions which are believed to be genuine in accordance with these procedures. We must receive telephone/Web transfer requests no later than 4:00 p.m. Eastern Time in order to assure same day processing. We will process requests received after 4:00 p.m. Eastern Time on the next Business Day.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC will also offer the DCA Advantage Plan under which you may utilize the 6-month, 12-month or 18-month DCA Advantage Plan Accounts. (See "The DCA Advantage Plan Accounts".) We do not count transfers under the Dollar Cost Averaging Programs as part of your 12 free transfers each Policy Year.

     We have set forth below an example of how Dollar Cost Averaging works. In the example, we have assumed that you want to move $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Common Stock Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


                AMOUNT            ACCUMULATION         ACCUMULATION UNITS
              TRANSFERRED         MUNIT VALUE              PURCHASED
  1              $100                $10.00                  10.00
  2              $100                $ 8.00                  12.50
  3              $100                $12.50                   8.00
  4              $100                $ 7.50                  13.33
Total            $400                $38.00                  43.83

                  The average unit price is calculated as follows:

   Total share price           $38.00
-----------------------     =  ------    =  $9.50
    Number of months             4

                   The average unit cost is calculated as follows:

  Total amount transferred         $400.00
----------------------------    =  -------    =  $9.13
   Total units purchased            43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. You specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You may specify any day of the month. In order to process a transfer under our traditional Dollar Cost Averaging option, NYLIAC must have received a request in writing on a form acceptable by us, or by telephone (See "Procedures for Telephone/Web Transactions") no later than one week prior to the date the transfers are to begin.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request or by telephone (See "Procedures for Telephone/Web Transactions"). NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     This feature is available to you at no additional cost.

     (b) The DCA Advantage Plan

     This feature permits you to set up automatic dollar cost averaging using the 6-month, 12-month and/or 18-month DCA Advantage Plan Accounts when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options.

     You can enroll in any one, two or all three DCA Advantage Plan Accounts. You must allocate a minimum of $5,000 in each DCA Advantage Plan Account that is selected. If you send less than the $5,000 minimum to be allocated to a DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions and/or a 1-Year Fixed Account that you have specified to receive transfers from such DCA Advantage Plan Account. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Accounts are to be made. However, you may not select a DCA Advantage Plan Account with a duration which would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Accounts will be transferred to the Investment Divisions in 6 monthly transfers if the 6-month DCA Advantage Plan Account is selected, in 12-monthly or 4-quarterly transfers if the 12-month DCA Advantage Plan Account is selected or in 18-monthly or 6-quarterly transfers if the 18-month DCA Advantage Plan Account is selected. For monthly transfers, dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Plan Account. For quarterly transfers, dollar cost averaging will begin three months from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) every subsequent three month period for the duration of the DCA Advantage Plan Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly or quarterly transfers and the remaining value in a DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of a 6-month DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

     You may have a 6-month, a 12-month and an 18-month DCA Advantage Plan Account open simultaneously in accordance with established procedures. However, you may not have more than one DCA Advantage Plan Account with the same duration open at the same time. Accordingly, any subsequent premium payment we receive for a duration that is already open will be allocated to that same DCA Advantage Plan Account already opened. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the 12-month DCA Advantage Plan Account under which the 12-month term will end on December 31, 2004 and you make a subsequent premium payment to the 12-month DCA Advantage Plan Account before December 31, 2004, we will allocate the subsequent premium payment to the same 12-month DCA Advantage Plan Account already opened and transfer the entire value of the 12-month DCA Advantage Plan Account to the Investment Divisions and/or Fixed Account by December 31, 2004 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 12-month period.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Accounts. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     You cannot make transfers into the DCA Advantage Plan Accounts from any Allocation Alternative.

     This feature is available to you at no additional cost.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur. The minimum Variable Accumulation Value required to elect this option is $2,500. There is no minimum amount which you must allocate among the Investment Divisions under this option.

     You can cancel the Automatic Asset Reallocation option at any time in a written request or by telephone (see "Procedures for Telephone/Web Transactions"). NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such a lower amount as we may determine.

     This feature is available to you at no additional cost.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that the interest earned on monies allocated to the Fixed Account be transferred from the Fixed Account to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers. The minimum Fixed Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month).

     You may request the Interest Sweep option in addition to either traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     You can cancel the Interest Sweep option at any time in a written request on a form acceptable to us or by telephone (See "Procedures for Telephone/Web Transactions"). We may also cancel this option if the Fixed Accumulation Value is less than $2,500, or such a lower amount as we may determine.

     This feature is available to you at no additional cost.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25 (or such lower amount as we may permit). You may also allocate all or a portion of each premium payment to one or more DCA Advantage Plan Accounts. The minimum amount that you may allocate to a DCA Account is $5,000. (See "The DCA Advantage Plan".) We will allocate the initial premium payment to the Allocation Alternatives and/or the DCA Advantage Plan Accounts you have specified within two Business Days after receipt. We will also allocate additional premium payments to the Allocation Alternatives and/or the DCA Advantage Plan Accounts at the close of the Business Day on which they are received at MainStay Annuities.

     We will credit that portion of each premium payment you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Account" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     RIDERS

     We include two riders under the policy at no additional charge: an Unemployment Benefit Rider (for IRAs, Roth IRAs, Inherited IRAs and all Non-Qualified Policies except policies issued to fund a Pension Plan) and a Living Needs Benefit Rider (for all types of policies). These two riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also offer the Investment Protection Plan Rider* and EBB Rider, each at an additional cost. If you elect the EBB and if your spouse is the sole primary Beneficiary, your policy will also include the Enhanced Spousal Continuance (ESC) Rider (except policies issued to fund a Pension Plan) at no extra charge. Each of the riders is available only in those jurisdictions where it has been approved. Please consult with your registered representative regarding the availability of these riders in your jurisdiction.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for the disability provision of this benefit, the Annuitant must be classified as disabled by the Social Security Administration. You are no longer eligible for the benefit once you begin collecting Social Security retirement benefits. There is no additional charge for this rider.

     (b) Unemployment Benefit Rider

     For all IRA, Roth IRA, Inherited IRA and all Non-Qualified Policies (except policies issued to fund a Pension Plan), if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for, and are receiving unemployment benefits. There is no additional charge for this rider.

     (c) Investment Protection Plan Rider* (optional)

     THE INVESTMENT PROTECTION PLAN (IPP) RIDER IS AVAILABLE ONLY IN JURISDICTIONS WHERE APPROVED. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "Other Charges--Investment Protection Plan Rider Charge.") When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

          (i) At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all proportional

---------------

* In Oregon, this rider is called the Accumulation Value Protection Plan.

          withdrawals. Premium payments made on or after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

          (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The rider will take effect on the next Policy Anniversary following the date we receive your application for the rider.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "Other Charges--Investment Protection Plan Rider Charge" and "Other Charges--Rider Risk Charge Adjustment").

     In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner as described above.

     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. You must return the rider to us or to the registered representative through whom it was purchased, with a written request for cancellation. Upon receipt of this request, we will promptly cancel the rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted. (See "Other Charges--Rider Risk Charge Adjustment"). The cancellation will be effective on the date we receive your request.

     This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA and SEP-IRA policies if the policy owner is younger than age 66 on the date the rider takes effect.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Account. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals will impact the guaranteed amount. In this example, we have assumed the following:

          (1) the rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) no additional premium payments are made;

          (4) a withdrawal of $20,000 is made in the eighth Policy Year;

          (5) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (6) the Accumulation Value on the tenth Policy Year has decreased to $50,000.

     The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

        Proportional withdrawal = ($20,000/$80,000) x $100,000 = $25,000

     To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount:
($100,000 - $25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policy owner receives $75,000 even though the Accumulation Value has decreased to $50,000.

     (d) Enhanced Beneficiary Benefit Rider (optional)

     THE EBB RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. THE EBB RIDER IS NOT AVAILABLE IF THE OLDEST OWNER OR ANNUITANT IS OVER AGE 75 AT THE TIME OF APPLICATION. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS -- Other Charges -- Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. Currently, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

              AGE OF OLDEST OWNER                                   RANGE OF
                 OR ANNUITANT                                APPLICABLE PERCENTAGES
              -------------------                            ----------------------
70 or younger                                    Not less than 40% nor greater than 60%
71 to 75 inclusive                               Not less than 20% nor greater than 40%

     WHEN YOU SELECT THE EBB RIDER, THE APPLICABLE PERCENTAGE WILL APPEAR ON YOUR POLICY DATA PAGE. THE APPLICABLE PERCENTAGE FOR THE POLICY WILL NOT CHANGE ONCE THE POLICY IS ISSUED. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR FURTHER DETAILS.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less Proportional Withdrawals. Proportional Withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. The current applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments.

     There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see "THE POLICIES -- Riders -- Enhanced Spousal Continuance Rider"), 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or 5) if you transfer ownership of the policy. As discussed in "THE POLICIES -- Riders -- Enhanced Spousal Continuance Rider," except for policies issued to fund a Pension Plan, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. YOU CANNOT CANCEL THIS RIDER WITHOUT SURRENDERING YOUR POLICY.

     Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

     1. The Rider is elected at the time of application;

     2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

     3. A withdrawal of $20,000 is made in the fourth Policy Year;

     4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

     5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

     6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

     First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

          Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

     Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

     Third, the Gain is calculated (Accumulation Value - Adjusted Premium Payments):

                        Gain = $250,000 - $184,000 = $66,000

     Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

               Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

     In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (e) Enhanced Spousal Continuance Rider (optional)

     If you elect the EBB Rider at the time of application (see previous section), your policy will, subject to jurisdiction availability, also include the ESC Rider at no charge. The ESC Rider will not be included on policies sold in connection with Section 403(b) Tax-Sheltered Annuities or policies issued to fund a Pension Plan.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all necessary requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding DCA Advantage Plan Accounts).

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING THE POLICY. You will forfeit any benefits under the EBB Rider if you elect to receive income payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     POLICY OWNER INQUIRIES

     Your inquiries should be addressed to MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686 (or for Express mail: National City Corporation,
Attn: MainStay Annuities/Lockbox #2400, 5635 S. Archer Avenue, Chicago, IL 60638) or call 1-800-762-6212.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. IT IS IMPORTANT THAT YOUR CONFIRMATION AND QUARTERLY STATEMENTS BE REVIEWED IMMEDIATELY TO ENSURE THAT THERE ARE NO ERRORS. IN ORDER TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Accounts is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Accounts.

     The maximum surrender charge will be 7% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first three Payment Years following the premium payment to which such withdrawal or surrender is attributable is 7% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the sixth Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                                                              SURRENDER CHARGE
                                                              ----------------
1...........................................................         7%
2...........................................................         7%
3...........................................................         7%
4...........................................................         6%
5...........................................................         5%
6...........................................................         4%
7+..........................................................         0%

     In no event will the aggregate surrender charge applied under the policy exceed 8.5% of the total premiums paid.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

          (a) on amounts you withdraw in any one Policy Year which are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary; (ii) 10% of the Accumulation Value at the time of surrender or withdrawal or (iii) the Accumulation Value less accumulated premium payments, all less any surrender charge free withdrawals during the policy year;

          (b) if NYLIAC cancels the policy;

          (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

          (d) when you select a Life Income Payment Option in any Policy Year after the first Policy Year;

          (e) when a required minimum distribution as calculated by NYLIAC is made under a Qualified Policy (this amount will, however, count against the first exception described above);

          (f) on monthly or quarterly periodic partial withdrawals made from Qualified Policies pursuant to Section 72(t)(2)(A)(iv) of the Code (this amount will, however, count against the first exception described above); and

          (g) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider.

     OTHER CHARGES

     (a) Mortality and Expense Risk Charges

     Prior to the Annuity Commencement Date, NYLIAC imposes risk charges to compensate it for bearing certain mortality and expense risks under the policies. This charge is equal, on an annual basis, to 1.25% (annualized) of the daily average Variable Accumulation Value. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charges are more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

     (b) Administration Fee

     Prior to the Annuity Commencement Date, we also impose an administration fee intended to cover the cost of providing policy administration services. This charge is equal to 0.15% (annualized) of the daily average Variable Accumulation Value.

     (c) Policy Service Charge

     We deduct an annual policy service charge equal to the lesser of $30 or 2% of the Accumulation Value of the Policy each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary or date of surrender the Accumulation Value is less than $20,000. We deduct the annual policy service charge from each Allocation Alternative and each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (d) Investment Protection Plan Rider Charge (optional)

     If you selected IPP (in jurisdictions where available), we will deduct a charge on the first Business Day on each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "Riders--Investment

Protection Plan Rider"). We will deduct the charge from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion. The current charge for this rider is 0.45% of the amount that is guaranteed, applied on a quarterly basis (0.1125% per quarter). You should check with your Registered Representative to determine the percentage we are currently charging before you select this rider.

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (e) Rider Risk Charge Adjustment* (optional)

     If you cancel the Investment Protection Plan Rider, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date we receive your request. (See "Riders--Investment Protection Plan Rider"). We will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

     (f) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you elect the EBB Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter.

     The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% annually, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider. This charge will not change once your policy is issued.

     (g) Fund Charges

     The value of the assets of the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus and/or Statement of Additional Information.

     (h) Transfer Fees

     NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 in any one Policy Year, subject to any applicable state insurance law requirements. Transfers made under the Dollar Cost Averaging, Interest Sweep and Automatic Asset Reallocation Programs do not count toward this transfer limit.

---------------
* The Rider Risk Charge does not apply to policies issued in Oregon. For Oregon policies, please disregard all references to the Rider Risk Charge Adjustment throughout this Prospectus.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when a request for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "Federal Tax Matters".) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request on a form acceptable to MainStay Annuities. In addition, you may request partial withdrawals and periodic partial withdrawals by telephone. (See "Procedures for Telephone/Web Transactions.") The amount available for withdrawal is the Accumulation Value at the end of the Business Day during which we receive the written or telephonic surrender or withdrawal request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct, and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "Delay of Payments".)

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General".)

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less any outstanding loan balance, and less the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect an Income Payment method. (See "Income Payments".) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General".)

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Accounts in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Accounts, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General".)

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Accounts, less any surrender charge that may apply, to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You must specify the Investment Divisions and/or the Fixed Account from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General".) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Plan Accounts.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise. This option will void the Fixed Account Initial Premium Guarantee. (See "The Fixed Account--Fixed Account Initial Premium Guarantee".)

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION

     For IRAs and IRA SEPs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the owner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. If we agree, you may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greatest of:

     (a) the Accumulation Value, less any outstanding loan balance;

     (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those partial withdrawals, and any rider charges since the last Reset Anniversary; or

     (c) the "reset value" plus any additional premium payments made since the most recent "Reset Anniversary," less any outstanding loan balance, partial withdrawals (proportional withdrawals in New York) made since the most recent Reset Anniversary and any surrender charges applicable to such partial withdrawals, and any rider charges since the last Reset Anniversary.

     We recalculate the reset value, with respect to any policy, every year from the date of the initial premium payment ("Reset Anniversary") until you or the Annuitant reaches age 85. We calculate the reset value on the Reset Anniversary based on a comparison between (a) the current Reset Anniversary's Accumulation Value, and (b) the prior Reset Anniversary's value, plus any premiums since the prior Reset Anniversary date, less any partial withdrawals (proportional withdrawals in NY) and surrender charges on those partial withdrawals (proportional withdrawals in New York) since the last Reset Anniversary date. The greater of the compared values will be the new reset value. Please consult with your registered representative regarding the reset value that is available under your particular policy.

     We have set forth below an example of how the death benefit is calculated annually. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) $20,000 withdrawal is made prior to the policy's first Policy Anniversary;

     (3) the Accumulation Value is $220,000 on the first Policy Anniversary (Reset Anniversary); and

     (4) you die in the second Policy Year and the Accumulation Value of the policy has decreased to $175,000.

     The death benefit is the greatest of:

        (a) Accumulation Value: $175,000

        (b) Premium payments less any partial withdrawals: $180,000 ($200,000 - $20,000); or

        (c) Reset value (Accumulation Value on first Policy Anniversary) = $220,000.

     In this example, your Beneficiary(ies) would receive $220,000.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals and surrender charges on such partial withdrawals and any rider charges), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative and the DCA Advantage Plan Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death. (See "Income Payments".)

     If your spouse is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner and,
(b) as the Annuitant, if you were the Annuitant. If a policy is jointly owned, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General".)

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "Delay of Payments".)

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. At any time before the Annuity Commencement Date, you may change the Income Payment option or request any other method of payment we agree to. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment Option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment Options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

     Situations where payment may be delayed:

          1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

             (a) The New York Stock Exchange (NYSE) is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

             (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or

             (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

          2. We may delay payment of any amount due from the Fixed Account and/or the DCA Advantage Plan Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or DCA Advantage Plan Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

          3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     You may name, in a written form acceptable to us, one or more Beneficiaries. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     For policies issued through a Policy Request, the Beneficiary will be the policy owner or his/her estate until the Beneficiary is designated as described under "Policy Application and Premium Payments."

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(b)(11)

     Under 403(b) Tax Sheltered Annuities, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. A minimum Accumulation Value of $5,000 must remain in the policy. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000. We withdraw a loan processing fee of $25 from the

Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% (110% in New York) of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or DCA Advantage Plan Accounts on a pro rata basis so that the Fixed Accumulation Value equals 125% (110% in New York) of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% (110% in New York) of the outstanding loan balance.

     For plans not subject to ERISA, the interest rate paid by the policy owner of the loan will equal 5%. We will credit the assets being held in the Fixed Account to secure the loan with the minimum guaranteed interest rate as stated on the Policy Data Page. For plans subject to ERISA, we will apply the interest charged on the loan at the then current prime rate plus 1%. We will credit the money being held in the Fixed Account to secure the loan with a rate of interest that is the prime rate less 1%, but it will always be at least equal to the minimum guaranteed interest rate as stated on the Policy Data Page. For all plans, we will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis at a frequency not less frequently than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

     We permit loans to acquire a principal residence under the same terms described above, except that:

        (a) the minimum loan amount is $5,000; and

        (b) repayment of the loan amount may be extended to a maximum of 25 years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policy owner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Internal Revenue Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate as stated in the Policy Data Page to amounts allocated or transferred to the Fixed Account under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account. Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions:

          1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is 20% of the Fixed Accumulation Value at the beginning of the Policy.

          2. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining value in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on monies remaining in the Fixed Account.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep Option or the DCS Advantage Plan, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

     You must make transfer requests in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Procedures for Telephone/Web Transactions.")

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

     (c) Fixed Account Initial Premium Guarantee

     NYLIAC guarantees that upon any surrender of a policy, you will receive an amount equal to at least that portion of the initial premium payment which was initially allocated to the Fixed Account. However, this guarantee will not apply if you transfer any amount out of the Fixed Account (except transfers made under the Interest Sweep option) or make any partial withdrawals from the Fixed Account, a DCA Advantage Plan Account or the Separate Account.

                        THE DCA ADVANTAGE PLAN ACCOUNTS

     Like the Fixed Account, the DCA Advantage Plan Accounts are also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Accounts are not registered under the federal securities laws. The information contained in the first paragraph under "The Fixed Account" above, equally applies to the DCA Advantage Plan Accounts.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to a DCA Advantage Plan Account. We will never declare less than the annual effective rate stated in the Policy Data Page. Premium payments into a DCA Advantage Plan Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the same DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account.

     The annual effective rate that we declare is credited only to amounts remaining in a DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 and 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under
Section 401(a) and from qualified annuities and Tax Sheltered Annuities under
Section 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, (3) received in substantially equal installments paid at least annually as a life annuity, or
(4) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408 and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

          Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors LLC ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. NYLIFE Distributors has entered into selling agreements with unaffiliated broker-dealers for the sale of the policies ("selling firms"). We pay sales commissions to selling firms, a portion of which is then paid to registered representatives. The maximum commissions payable for policy sales by selling firms is 7% of premium payments. Some selling firms may elect to receive a lower commission when a premium payment is made along with quarterly payments based on policy cash value for so long as the policy remains in effect. Selling firms may be required to return first year commission if the policy is not continued through the first policy year.

     In addition, we may pay certain selling firms compensation for: (1) "preferred product" treatment of the policies in their marketing programs, which may include enhanced marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. The amount of compensation paid to any selling firm may vary depending on the aggregate cash values of the policies sold by such firm. The average amount paid for all MainStay variable annuities during 2003 to such selling firms under such arrangements was .12% of premium received on all MainStay variable annuities, equivalent to $12 on a $10,000 premium payment. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Compensation paid to the selling firms is designed to encourage the sale of MainStay variable annuities by such selling firms.

     Lastly, commissions or overrides may also be paid to unaffiliated broker-dealers providing wholesaling services such as sales support and training for sales representatives who sell the policies.

     Commissions and other payments described above are not charged directly to policyowners or to the separate account. We intend to recoup these amounts over time from revenues generated under the policies.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
ANNUITY PAYMENTS............................................    2
GENERAL MATTERS.............................................    2
FEDERAL TAX MATTERS.........................................    3
  Taxation of New York Life Insurance and Annuity
     Corporation............................................    3
  Tax Status of Policies....................................    3
DISTRIBUTOR OF THE POLICIES.................................    4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    4
STATE REGULATION............................................    4
RECORDS AND REPORTS.........................................    5
LEGAL PROCEEDINGS...........................................    5
FINANCIAL STATEMENTS........................................    5
OTHER INFORMATION...........................................    5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1

     How to obtain a MainStay Plus Variable Annuity Statement of Additional
                                  Information.

               Call (800) 762-6212 or send this request form to:

                             MainStay Annuities
                             2400 Reliable Parkway
                             Chicago, IL 60686

--------------------------------------------------------------------------------

    Please send me a MainStay Plus Variable Annuity Statement of Additional
                         Information dated May 1, 2004:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                 State                       Zip

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2004
                                      FOR

                         MAINSTAY PLUS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current MainStay Plus Variable Annuity Prospectus. You should read the SAI in conjunction with the current MainStay Plus Variable Annuity Prospectus dated May 1, 2004. You may obtain a copy of the Prospectus by calling MainStay Annuities at (800) 762-6212 or writing to MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686. Terms used but not defined in this SAI have the same meaning as in the current MainStay Plus Variable Annuity Prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
     Valuation of Accumulation Units........................    2
ANNUITY PAYMENTS............................................    2
GENERAL MATTERS.............................................    2
FEDERAL TAX MATTERS.........................................    3
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................    3
     Tax Status of the Policies.............................    3
DISTRIBUTOR OF THE POLICIES.................................    4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    4
STATE REGULATION............................................    4
RECORDS AND REPORTS.........................................    5
LEGAL PROCEEDINGS...........................................    5
FINANCIAL STATEMENTS........................................    5
OTHER INFORMATION...........................................    5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                   (a/b) - c

Where: a = the result of:

           (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

           (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

         b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

         c = a factor representing the charges deducted from the applicable
             Investment Division on a daily basis. Such factor is equal, on an annual basis, to 1.40% of the daily average Variable Accumulation Value. (See "Charges and Deductions--Other Charges" in the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" in the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" in the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the Policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors LLC ("NYLIFE Distributors") is the principal underwriter and distributor of the policies. NYLIFE Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 7%. A portion of this amount is paid as commissions to registered representatives.

     For the years ended December 31, 2001, 2002 and 2003 NYLIAC paid commissions of $9,759,573, $4,223,696, and $1,174,129 respectively, none of which was retained by NYLIFE Distributors.

     The policies are sold and premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or thorough the Commission's website at www.sec.gov.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

            SERIES I POLICIES:               LifeStages(R) Variable Annuity
                                             LifeStages(R) Flexible Premium Variable
                                             Annuity
                                             MainStay Plus Variable Annuity

            SERIES II POLICIES:              LifeStages(R) Access Variable Annuity
                                             MainStay Access Variable Annuity

            SERIES III POLICIES:             LifeStages(R) Premium Plus Variable
                                             Annuity
                                             MainStay Premium Plus Variable Annuity
                                             AmSouth Premium Plus Variable Annuity

            SERIES IV POLICIES:              LifeStages(R) Essentials Variable Annuity
                                             MainStay Plus II Variable Annuity

            SERIES V POLICIES:               LifeStages(R) Select Variable Annuity
                                             MainStay Select Variable Annuity

            SERIES VI POLICIES:              LifeStages(R) Premium Plus II Variable
                                             Annuity
                                             MainStay Premium Plus II Variable Annuity
                                             AmSouth Premium Plus II Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003


                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                                  BOND--       APPRECIATION--        CASH
                                                              INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $281,491,655     $415,078,798     $240,252,733

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        975,985        1,377,139          850,799
    Administrative charges..................................         86,074          156,122           75,148
                                                               ------------     ------------     ------------
      Total net assets......................................   $280,429,596     $413,545,537     $239,326,786
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $196,826,934     $377,778,664     $163,924,962
    Series II Policies......................................      1,536,010          976,001        3,795,633
    Series III Policies.....................................     64,492,060       25,919,084       50,235,964
    Series IV Policies......................................     17,219,042        8,811,868       16,441,223
    Series V Policies.......................................        355,550           59,920        2,061,058
    Series VI Policies......................................             --               --        2,867,946
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $280,429,596     $413,545,537     $239,326,786
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      15.60     $      16.26     $       1.26
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      12.68     $       6.11     $       1.04
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      12.43     $       5.57     $       1.03
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      11.10     $       9.34     $       0.99
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      10.80     $      11.47     $       0.99
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $       0.99
                                                               ============     ============     ============
Identified Cost of Investment...............................   $284,161,133     $609,781,783     $240,260,046
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
     $225,571,667      $108,998,352      $250,740,814      $321,145,238       $781,539,107      $629,673,231      $ 49,420,626

          744,765           367,536           904,960         1,084,918          2,571,527         2,106,182           163,694
           70,535            29,738            78,826           116,546            252,333           221,589            14,731
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $224,756,367      $108,601,078      $249,757,028      $319,943,774       $778,715,247      $627,345,460      $ 49,242,201
     ============      ============      ============      ============       ============      ============      ============
     $169,401,723      $ 60,032,730      $169,700,725      $278,264,551       $617,550,735      $535,415,018      $ 34,845,056
        1,598,769           678,336         1,957,393         1,076,570          4,850,580         1,788,250           424,752
       41,468,924        30,860,627        59,898,565        31,600,772        118,929,937        70,811,691        10,624,757
       12,094,335        11,462,658        17,692,012         8,754,461         35,842,156        19,066,553         3,285,353
          192,616           301,990           508,333           247,420          1,541,839           263,948            62,283
               --                --                --                --                 --                --                --
               --         5,264,737                --                --                 --                --                --
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $224,756,367      $108,601,078      $249,757,028      $319,943,774       $778,715,247      $627,345,460      $ 49,242,201
     ============      ============      ============      ============       ============      ============      ============
     $      16.81      $      10.53      $      15.17      $      20.33       $      20.42      $      20.74      $      15.63
     ============      ============      ============      ============       ============      ============      ============
     $       9.50      $      10.45      $      12.07      $       7.10       $      12.95      $       7.87      $       9.54
     ============      ============      ============      ============       ============      ============      ============
     $       9.10      $      10.63      $      11.94      $       7.14       $      12.73      $       7.65      $       9.57
     ============      ============      ============      ============       ============      ============      ============
     $      11.17      $      10.29      $      10.78      $      10.07       $      12.99      $      10.37      $      11.30
     ============      ============      ============      ============       ============      ============      ============
     $      12.44      $      10.37      $      10.52      $      11.37       $      13.75      $      12.39      $      12.49
     ============      ============      ============      ============       ============      ============      ============
     $         --      $         --      $         --      $         --       $         --      $         --      $         --
     ============      ============      ============      ============       ============      ============      ============
     $228,463,133      $ 95,120,552      $257,542,935      $405,439,495       $754,934,893      $717,959,063      $ 41,642,306
     ============      ============      ============      ============       ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                  CORE--          GROWTH--         GROWTH--
                                                              INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                              -----------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 40,295,500     $ 60,695,252     $ 66,428,112

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        139,474          197,908          219,594
    Administrative charges..................................         11,431           15,767           18,035
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 40,144,595     $ 60,481,577     $ 66,190,483
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $ 20,056,137     $ 31,975,772     $ 35,348,343
    Series II Policies......................................        169,895          198,156          426,344
    Series III Policies.....................................     11,573,045       17,706,361       17,969,552
    Series IV Policies......................................      4,278,444        5,924,322        7,513,804
    Series V Policies.......................................         45,152          106,641          125,736
    Series VI Policies......................................             --               --               --
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........      4,021,922        4,570,325        4,806,704
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 40,144,595     $ 60,481,577     $ 66,190,483
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      10.73     $       9.14     $       9.61
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      11.57     $      11.68     $       9.86
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      11.13     $       9.32     $       9.56
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      10.88     $      10.01     $      10.35
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      12.90     $      14.50     $      11.55
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $ 33,451,207     $ 52,231,692     $ 54,980,971
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP        INCOME &           COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--          GROWTH--           VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
     $265,255,934      $252,411,214      $ 54,148,915      $ 49,770,097      $118,372,306      $ 33,087,455       $ 73,565,190

          871,156           848,719           182,966           168,488           393,173           112,893            255,876
           94,855            85,030            18,415            14,771            40,425            11,000             25,846
     ------------      ------------      ------------      ------------      ------------      ------------       ------------
     $264,289,923      $251,477,465      $ 53,947,534      $ 49,586,838      $117,938,708      $ 32,963,562       $ 73,283,468
     ============      ============      ============      ============      ============      ============       ============
     $233,916,898      $202,324,162      $ 44,045,243      $ 34,700,757      $ 97,271,033      $ 19,240,137       $60,347,28 1
        1,895,161         1,071,648           309,133           374,346           633,190           225,438            417,902
       21,510,490        36,810,977         7,574,438        11,629,940        16,376,702         5,666,582         10,454,791
        6,661,945        11,040,621         2,017,889         2,835,354         3,610,169         1,394,271          2,009,805
          305,429           230,057               831            46,441            47,614             8,299             53,689
               --                --                --                --                --                --                 --
               --                --                --                --                --         6,428,835                 --
     ------------      ------------      ------------      ------------      ------------      ------------       ------------
     $264,289,923      $251,477,465      $ 53,947,534      $ 49,586,838      $117,938,708      $ 32,963,562       $ 73,283,468
     ============      ============      ============      ============      ============      ============       ============
     $      17.01      $      18.22      $      10.07      $      10.18      $      12.44      $       8.30       $       8.63
     ============      ============      ============      ============      ============      ============       ============
     $       7.83      $      10.64      $       8.33      $       9.43      $       6.96      $       7.95       $       6.05
     ============      ============      ============      ============      ============      ============       ============
     $       7.50      $      10.17      $       8.17      $       9.31      $       5.95      $       7.99       $       5.61
     ============      ============      ============      ============      ============      ============       ============
     $      10.29      $       9.63      $      10.34      $      10.07      $       9.97      $      10.54       $      11.49
     ============      ============      ============      ============      ============      ============       ============
     $      11.67      $      10.43      $      11.44      $      13.28      $      12.08      $      13.13       $      13.52
     ============      ============      ============      ============      ============      ============       ============
     $         --      $         --      $         --      $         --      $         --      $         --       $         --
     ============      ============      ============      ============      ============      ============       ============
     $312,941,517      $256,545,046      $ 56,310,038      $ 48,379,852      $161,542,876      $ 34,556,127       $ 65,284,259
     ============      ============      ============      ============      ============      ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                 AMSOUTH          AMSOUTH          AMSOUTH
                                                                 ENHANCED      INTERNATIONAL      LARGE CAP
                                                               MARKET FUND      EQUITY FUND          FUND
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $  2,557,892     $    394,811     $  4,039,805

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................         10,142            1,502           16,183
    Administrative charges..................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  2,547,750     $    393,309     $  4,023,622
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $         --     $         --     $         --
    Series II Policies......................................             --               --               --
    Series III Policies.....................................      2,414,573          361,331        3,889,221
    Series IV Policies......................................             --               --               --
    Series V Policies.......................................             --               --               --
    Series VI Policies......................................        133,177           31,978          134,401
                                                               ------------     ------------     ------------
      Total net assets......................................   $  2,547,750     $    393,309     $  4,023,622
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       8.24     $      10.16     $       8.13
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $      11.29     $      12.59     $      10.99
                                                               ============     ============     ============
Identified Cost of Investment...............................   $  2,390,927     $    317,294     $  3,777,272
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                JANUS ASPEN
                                          DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES
        AMSOUTH           CALVERT         TECHNOLOGY            VIP               VIP           BALANCED--
        MID CAP           SOCIAL           GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL
         FUND            BALANCED       INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES
    ---------------------------------------------------------------------------------------------------------
     $  1,503,759      $ 39,185,735      $ 30,948,307      $348,451,969      $226,324,755      $647,368,020

            6,001           129,021           104,816         1,172,793           759,108         2,189,150
               --            11,704             7,345           122,395            74,264           228,565
     ------------      ------------      ------------      ------------      ------------      ------------
     $  1,497,758      $ 39,045,010      $ 30,836,146      $347,156,781      $225,491,383      $644,950,305
     ============      ============      ============      ============      ============      ============
     $         --      $ 27,683,129      $ 17,740,484      $291,995,341      $179,593,774      $541,658,519
               --           125,261           182,486         1,321,231           876,892         2,620,416
        1,411,906         8,418,633        10,675,905        41,756,895        36,551,550        79,153,982
               --         2,279,058         2,205,573        11,684,897         8,098,792        21,003,960
               --            69,851            31,698           398,417           370,375           513,428
           85,852           469,078                --                --                --                --
     ------------      ------------      ------------      ------------      ------------      ------------
     $  1,497,758      $ 39,045,010      $ 30,836,146      $347,156,781      $225,491,383      $644,950,305
     ============      ============      ============      ============      ============      ============
     $         --      $      16.73      $       8.75      $      18.44      $      16.07      $      19.17
     ============      ============      ============      ============      ============      ============
     $         --      $       8.71      $      10.67      $       9.69      $      10.46      $       9.94
     ============      ============      ============      ============      ============      ============
     $       7.48      $       8.46      $       8.89      $       9.31      $      10.30      $       9.36
     ============      ============      ============      ============      ============      ============
     $         --      $      10.85      $      10.65      $      10.93      $      10.47      $      10.33
     ============      ============      ============      ============      ============      ============
     $         --      $      11.81      $      14.17      $      12.99      $      10.54      $      10.72
     ============      ============      ============      ============      ============      ============
     $      11.78      $      10.80      $         --      $         --      $         --      $         --
     ============      ============      ============      ============      ============      ============
     $  1,325,792      $ 42,134,866      $ 27,033,952      $351,283,357      $220,147,608      $696,376,267
     ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                                               JANUS ASPEN
                                                                  SERIES           MFS(R)
                                                                WORLDWIDE        INVESTORS          MFS(R)
                                                                 GROWTH--          TRUST           RESEARCH
                                                              INSTITUTIONAL       SERIES--         SERIES--
                                                                  SHARES       INITIAL CLASS    INITIAL CLASS
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $294,660,871     $ 32,136,685     $ 41,069,235

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................      1,002,517          109,775          138,838
    Administrative charges..................................        112,938           10,376           13,805
                                                               ------------     ------------     ------------
      Total net assets......................................   $293,545,416     $ 32,016,534     $ 40,916,592
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $266,038,707     $ 24,571,808     $ 33,394,846
    Series II Policies......................................      1,136,224          340,194          306,806
    Series III Policies.....................................     20,011,225        5,794,625        6,172,368
    Series IV Policies......................................      6,274,886        1,236,039        1,035,007
    Series V Policies.......................................         84,374           73,868            7,565
    Series VI Policies......................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $293,545,416     $ 32,016,534     $ 40,916,592
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      14.70     $       8.52     $       8.84
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       6.27     $       7.55     $       6.27
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       5.75     $       7.43     $       6.00
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       9.52     $       9.80     $       9.69
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      12.13     $      12.46     $      11.82
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $462,648,906     $ 35,506,755     $ 54,420,307
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                            NEUBERGER                                            VAN KAMPEN
                             BERMAN                                                  UIF
                               AMT          T. ROWE PRICE        VAN ECK          EMERGING
          MFS(R)             MID-CAP           EQUITY           WORLDWIDE          MARKETS
    UTILITIES SERIES--      GROWTH--           INCOME             HARD            EQUITY--
      INITIAL CLASS          CLASS I          PORTFOLIO          ASSETS            CLASS I
    ------------------------------------------------------------------------------------------
        $  2,151,853      $  8,339,716      $173,151,584      $ 18,110,097      $ 40,606,593

               8,105            27,263           586,919            57,916           133,174
                 395             1,778            50,663             4,282            13,559
        ------------      ------------      ------------      ------------      ------------
        $  2,143,353      $  8,310,675      $172,514,002      $ 18,047,899      $ 40,459,860
        ============      ============      ============      ============      ============
        $    869,987      $  4,336,129      $117,893,849      $ 10,239,249      $ 33,055,195
              15,925            69,468         1,524,115           190,123           697,420
           1,138,057         3,203,607        41,614,651         5,745,470         5,409,110
             104,184           619,296        11,020,235         1,461,248         1,279,211
              15,200            82,175           461,152            63,455            18,924
                  --                --                --           348,354                --
        ------------      ------------      ------------      ------------      ------------
        $  2,143,353      $  8,310,675      $172,514,002      $ 18,047,899      $ 40,459,860
        ============      ============      ============      ============      ============
        $       9.01      $       8.49      $      12.25      $      12.72      $      10.46
        ============      ============      ============      ============      ============
        $      10.62      $       8.75      $      11.70      $      12.62      $       7.55
        ============      ============      ============      ============      ============
        $       8.49      $       8.81      $      11.45      $      12.79      $       8.77
        ============      ============      ============      ============      ============
        $      13.64      $      12.22      $      10.17      $      12.04      $      11.62
        ============      ============      ============      ============      ============
        $      12.22      $      11.85      $      10.36      $      15.24      $      14.95
        ============      ============      ============      ============      ============
        $         --      $         --      $         --      $      13.42      $         --
        ============      ============      ============      ============      ============
        $  1,760,232      $  7,498,859      $157,810,480      $ 14,076,561      $ 40,088,707
        ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                                   MAINSTAY VP
                                                                MAINSTAY VP          CAPITAL          MAINSTAY VP
                                                                   BOND--         APPRECIATION--     CONVERTIBLE--
                                                               SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $ 18,941,930       $ 14,929,391       $ 22,679,603

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          50,616             39,486             57,364
    Administrative charges..................................           2,741              2,228              3,362
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 18,888,573       $ 14,887,677       $ 22,618,877
                                                                ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................    $  2,928,687       $  2,759,547       $  3,817,332
    Series II Policies......................................              --                 --                 --
    Series III Policies.....................................       6,344,021          5,334,317          7,798,273
    Series IV Policies......................................       5,866,660          4,522,004          7,040,181
    Series V Policies.......................................         406,643             85,801            533,306
    Series VI Policies......................................       3,342,562          2,186,008          3,429,785
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 18,888,573       $ 14,887,677       $ 22,618,877
                                                                ============       ============       ============
    Series I variable accumulation unit value...............    $       9.91       $      11.15       $      10.99
                                                                ============       ============       ============
    Series II variable accumulation unit value..............    $         --       $         --       $         --
                                                                ============       ============       ============
    Series III variable accumulation unit value.............    $       9.91       $      11.26       $      11.03
                                                                ============       ============       ============
    Series IV variable accumulation unit value..............    $       9.92       $      11.14       $      10.94
                                                                ============       ============       ============
    Series V variable accumulation unit value...............    $       9.83       $      10.98       $      10.91
                                                                ============       ============       ============
    Series VI variable accumulation unit value..............    $       9.89       $      11.12       $      10.85
                                                                ============       ============       ============
Identified Cost of Investment...............................    $ 19,909,146       $ 14,022,189       $ 21,741,928
                                                                ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                               MAINSTAY VP
      MAINSTAY VP                           MAINSTAY VP         HIGH YIELD        MAINSTAY VP        MAINSTAY VP
         EQUITY          MAINSTAY VP           GROWTH           CORPORATE           INDEXED         INTERNATIONAL
        INCOME--         GOVERNMENT--         EQUITY--            BOND--            EQUITY--           EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------
      $ 16,652,432       $ 13,142,328       $  9,825,268       $ 76,633,149       $ 38,215,590       $  8,603,386

            42,658             35,676             26,102            194,565             97,127             21,502
             2,224              2,356              1,599             11,970              6,160              1,225
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 16,607,550       $ 13,104,296       $  9,797,567       $ 76,426,614       $ 38,112,303       $  8,580,659
      ============       ============       ============       ============       ============       ============
      $  2,399,475       $  2,650,681       $  1,841,526       $ 10,501,050       $  6,828,019       $  1,339,837
                --                 --                 --                 --                 --                 --
         6,442,796          4,086,876          3,093,844         28,302,309         13,604,362          2,932,528
         5,125,156          4,146,705          3,340,320         25,511,548         11,687,631          2,848,538
           121,519            420,525             37,730          2,900,866          1,343,565             78,476
         2,518,604          1,799,509          1,484,147          9,210,841          4,648,726          1,381,280
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 16,607,550       $ 13,104,296       $  9,797,567       $ 76,426,614       $ 38,112,303       $  8,580,659
      ============       ============       ============       ============       ============       ============
      $      11.60       $       9.75       $      11.40       $      11.41       $      11.26       $      11.74
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $         --       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $      11.72       $       9.69       $      11.34       $      11.35       $      11.20       $      11.55
      ============       ============       ============       ============       ============       ============
      $      11.59       $       9.76       $      11.40       $      11.47       $      11.26       $      11.60
      ============       ============       ============       ============       ============       ============
      $      11.51       $       9.74       $      11.32       $      11.36       $      11.24       $      11.28
      ============       ============       ============       ============       ============       ============
      $      11.57       $       9.73       $      11.38       $      11.39       $      11.24       $      11.37
      ============       ============       ============       ============       ============       ============
      $ 15,254,867       $ 13,603,849       $  9,164,923       $ 77,060,182       $ 35,870,989       $  7,873,214
      ============       ============       ============       ============       ============       ============


       MAINSTAY VP
         MID CAP
          CORE--
      SERVICE CLASS
     ----------------
       $  8,452,485
             21,487
              1,313
       ------------
       $  8,429,685
       ============
       $  1,476,689
                 --
          2,774,125
          2,676,982
            182,618
          1,319,271
       ------------
       $  8,429,685
       ============
       $      11.80
       ============
       $         --
       ============
       $      11.72
       ============
       $      11.73
       ============
       $      11.78
       ============
       $      11.64
       ============
       $  7,792,473
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                                                                  MID CAP           SMALL CAP            TOTAL
                                                                  GROWTH--           GROWTH--           RETURN--
                                                               SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $ 15,782,007       $ 13,654,247       $ 11,718,281

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          39,035             33,856             29,993
    Administrative charges..................................           2,287              1,952              1,529
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 15,740,685       $ 13,618,439       $ 11,686,759
                                                                ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................    $  2,376,133       $  2,354,900       $  1,835,410
    Series II Policies......................................              --                 --                 --
    Series III Policies.....................................       5,125,372          4,734,537          4,276,405
    Series IV Policies......................................       5,111,200          4,234,902          3,248,182
    Series V Policies.......................................         186,489             92,630            159,163
    Series VI Policies......................................       2,941,491          2,201,470          2,167,599
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 15,740,685       $ 13,618,439       $ 11,686,759
                                                                ============       ============       ============
    Series I variable accumulation unit value...............    $      12.07       $      12.24       $      10.73
                                                                ============       ============       ============
    Series II variable accumulation unit value..............    $         --       $         --       $         --
                                                                ============       ============       ============
    Series III variable accumulation unit value.............    $      11.82       $      12.32       $      10.71
                                                                ============       ============       ============
    Series IV variable accumulation unit value..............    $      11.83       $      12.01       $      10.86
                                                                ============       ============       ============
    Series V variable accumulation unit value...............    $      11.61       $      11.71       $      10.57
                                                                ============       ============       ============
    Series VI variable accumulation unit value..............    $      12.05       $      12.21       $      10.56
                                                                ============       ============       ============
Identified Cost of Investment...............................    $ 14,725,822       $ 12,729,700       $ 11,399,845
                                                                ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                         MAINSTAY VP        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                           AMERICAN           DREYFUS          EAGLE ASSET            LORD              ALGER
                           CENTURY             LARGE            MANAGEMENT           ABBETT            AMERICAN
      MAINSTAY VP           INCOME            COMPANY             GROWTH           DEVELOPING           SMALL
        VALUE--           & GROWTH--          VALUE--            EQUITY--           GROWTH--       CAPITALIZATION--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      CLASS S SHARES
    ---------------------------------------------------------------------------------------------------------------
      $ 14,555,134       $  3,964,304       $  5,722,509       $  7,134,548       $  4,249,899       $  4,368,568

            37,929             10,266             14,680             18,886             10,714              9,838
             2,218                540                832                908                589                665
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 14,514,987       $  3,953,498       $  5,706,997       $  7,114,754       $  4,238,596       $  4,358,065
      ============       ============       ============       ============       ============       ============
      $  2,571,892       $    503,305       $    820,893       $    820,021       $    637,332       $    670,576
                --                 --                 --                 --                 --                 --
         5,057,908          1,437,244          1,807,339          2,736,879          1,458,094          1,576,259
         4,598,124          1,388,520          2,039,361          2,232,605          1,358,322          1,594,368
           160,283             23,962            132,665             60,418             63,982             22,090
         2,126,780            600,467            906,739          1,264,831            720,866            494,772
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 14,514,987       $  3,953,498       $  5,706,997       $  7,114,754       $  4,238,596       $  4,358,065
      ============       ============       ============       ============       ============       ============
      $      11.55       $      11.07       $      11.32       $      11.11       $      11.63       $      12.16
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $         --       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $      11.48       $      11.38       $      11.29       $      11.08       $      11.47       $      12.15
      ============       ============       ============       ============       ============       ============
      $      11.72       $      11.32       $      11.29       $      11.09       $      11.62       $      12.11
      ============       ============       ============       ============       ============       ============
      $      11.48       $      11.19       $      11.21       $      10.77       $      11.41       $      11.96
      ============       ============       ============       ============       ============       ============
      $      11.52       $      11.23       $      11.28       $      11.06       $      11.77       $      12.15
      ============       ============       ============       ============       ============       ============
      $ 13,476,739       $  3,695,137       $  5,316,202       $  6,733,272       $  4,087,202       $  4,103,371
      ============       ============       ============       ============       ============       ============


        DREYFUS IP
        TECHNOLOGY
         GROWTH--
      SERVICE SHARES
     ----------------
       $  8,216,750
             21,256
              1,198
       ------------
       $  8,194,296
       ============
       $  1,226,378
                 --
          2,882,982
          2,683,507
             99,542
          1,301,887
       ------------
       $  8,194,296
       ============
       $      11.77
       ============
       $         --
       ============
       $      11.67
       ============
       $      11.68
       ============
       $      11.64
       ============
       $      11.65
       ============
       $  7,749,646
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                               FIDELITY(R)        FIDELITY(R)        FIDELITY(R)        JANUS ASPEN
                                                   VIP                VIP                VIP               SERIES
                                             CONTRAFUND(R)--    EQUITY-INCOME--       MID CAP--          BALANCED--
                                             SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES
                                             -------------------------------------------------------------------------
ASSETS:
  Investment at net asset value............    $ 19,266,269       $ 17,293,382       $  5,073,547       $ 24,706,059

LIABILITIES:
  Liability to New York Life Insurance and
  Annuity Corporation for:
    Mortality and expense risk charges.....          47,674             42,987              8,708             66,549
    Administrative charges.................           2,896              2,641                645              3,907
                                               ------------       ------------       ------------       ------------
      Total net assets.....................    $ 19,215,699       $ 17,247,754       $  5,064,194       $ 24,635,603
                                               ============       ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies......................    $  3,715,408       $  2,887,693       $  2,237,229       $  4,308,274
    Series II Policies.....................              --                 --                884                 --
    Series III Policies....................       7,143,032          5,732,982          1,206,920          8,227,854
    Series IV Policies.....................       5,521,044          4,826,845          1,081,562          7,589,914
    Series V Policies......................         316,475            822,934             39,063            440,682
    Series VI Policies.....................       2,519,740          2,977,300            498,536          4,068,879
                                               ------------       ------------       ------------       ------------
      Total net assets.....................    $ 19,215,699       $ 17,247,754       $  5,064,194       $ 24,635,603
                                               ============       ============       ============       ============
    Series I variable accumulation unit
      value................................    $      11.69       $      11.53       $      11.27       $      10.52
                                               ============       ============       ============       ============
    Series II variable accumulation unit
      value................................    $         --       $         --       $      10.17       $         --
                                               ============       ============       ============       ============
    Series III variable accumulation unit
      value................................    $      11.59       $      11.37       $      11.23       $      10.57
                                               ============       ============       ============       ============
    Series IV variable accumulation unit
      value................................    $      11.82       $      11.48       $      11.41       $      10.51
                                               ============       ============       ============       ============
    Series V variable accumulation unit
      value................................    $      11.48       $      11.54       $      10.77       $      10.50
                                               ============       ============       ============       ============
    Series VI variable accumulation unit
      value................................    $      11.49       $      11.44       $      11.43       $      10.51
                                               ============       ============       ============       ============
Identified Cost of Investment..............    $ 17,933,084       $ 15,792,975       $  4,776,452       $ 23,788,962
                                               ============       ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                     NEUBERGER
      JANUS ASPEN           MFS(R)                                                     BERMAN
         SERIES           INVESTORS            MFS(R)                                   AMT           T. ROWE PRICE
       WORLDWIDE            TRUST             RESEARCH             MFS(R)             MID-CAP             EQUITY
        GROWTH--           SERIES--           SERIES--       UTILITIES SERIES--       GROWTH--            INCOME
     SERVICE SHARES     SERVICE CLASS      SERVICE CLASS       SERVICE CLASS          CLASS S         PORTFOLIO--II
    -----------------------------------------------------------------------------------------------------------------
      $  7,190,436       $  1,122,060       $  1,779,131        $    158,147        $    520,012       $ 17,875,231

            18,831              2,933              5,048                 259               1,443             23,397
             1,111                170                275                  16                 121              2,748
      ------------       ------------       ------------        ------------        ------------       ------------
      $  7,170,494       $  1,118,957       $  1,773,808        $    157,872        $    518,448       $ 17,849,086
      ============       ============       ============        ============        ============       ============
      $  1,397,674       $    135,394       $    381,921        $      3,248        $      6,122       $  2,505,846
                --                 --                 --                  --                  --                 --
         2,542,406            314,404            637,442              80,322             105,243          5,783,339
         2,225,544            468,692            460,107              62,558             268,997          5,370,233
            21,616             13,100             15,428              11,041              81,978            932,600
           983,254            187,367            278,910                 703              56,108          3,257,068
      ------------       ------------       ------------        ------------        ------------       ------------
      $  7,170,494       $  1,118,957       $  1,773,808        $    157,872        $    518,448       $ 17,849,086
      ============       ============       ============        ============        ============       ============
      $      11.53       $      10.86       $      11.02        $      10.83        $      10.91       $      11.20
      ============       ============       ============        ============        ============       ============
      $         --       $         --       $         --        $         --        $         --       $         --
      ============       ============       ============        ============        ============       ============
      $      11.45       $      10.94       $      10.95        $      11.41        $      10.98       $      11.16
      ============       ============       ============        ============        ============       ============
      $      11.44       $      10.97       $      10.75        $      11.46        $      11.32       $      11.23
      ============       ============       ============        ============        ============       ============
      $      11.31       $      10.92       $      11.05        $      11.50        $      11.12       $      11.13
      ============       ============       ============        ============        ============       ============
      $      11.23       $      10.88       $      11.13        $      11.39        $      11.13       $      11.16
      ============       ============       ============        ============        ============       ============
      $  6,638,353       $  1,052,659       $  1,659,816        $    146,971        $    492,371       $ 16,551,492
      ============       ============       ============        ============        ============       ============

        VAN KAMPEN
           UIF
         EMERGING
         MARKETS
         EQUITY--
         CLASS II
    --------------------------------------------------
       $  2,877,060
              5,629
                272
       ------------
       $  2,871,159
       ============
       $    423,808
                 --
          1,421,611
            729,045
                 64
            296,631
       ------------
       $  2,871,159
       ============
       $      13.71
       ============
       $         --
       ============
       $      13.20
       ============
       $      13.65
       ============
       $      10.57
       ============
       $      13.25
       ============
       $  2,642,078
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

                                                                                MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL           MAINSTAY VP
                                                              BOND--          APPRECIATION--           CASH
                                                           INITIAL CLASS       INITIAL CLASS        MANAGEMENT
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $  11,549,843       $     820,426       $   2,106,947
  Mortality and expense risk charges...................       (3,974,431)         (4,669,596)         (4,136,336)
  Administrative charges...............................         (359,840)           (534,349)           (352,932)
                                                           -------------       -------------       -------------
      Net investment income (loss).....................        7,215,572          (4,383,519)         (2,382,321)
                                                           -------------       -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................       61,395,208          43,994,528         922,365,690
  Cost of investments sold.............................      (59,050,277)        (80,114,794)       (922,369,397)
                                                           -------------       -------------       -------------
      Net realized gain (loss) on investments..........        2,344,931         (36,120,266)             (3,707)
  Realized gain distribution received..................        6,901,429                  --                  --
  Change in unrealized appreciation (depreciation) on
    investments........................................       (7,897,548)        124,526,805             (11,386)
                                                           -------------       -------------       -------------
      Net gain (loss) on investments...................        1,348,812          88,406,539             (15,093)
                                                           -------------       -------------       -------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $   8,564,384       $  84,023,020       $  (2,397,414)
                                                           =============       =============       =============


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                              CORE--             GROWTH--            GROWTH--
                                                           INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $     144,593       $          --      $            --
  Mortality and expense risk charges...................         (384,897)           (454,492)            (558,158)
  Administrative charges...............................          (32,907)            (36,968)             (46,427)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................         (273,211)           (491,460)            (604,585)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................        3,450,282           2,348,747            5,190,139
  Cost of investments sold.............................       (3,569,781)         (2,856,206)          (6,343,502)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........         (119,499)           (507,459)          (1,153,363)
  Realized gain distribution received..................               --                  --                   --
  Change in unrealized appreciation (depreciation) on
    investments........................................        9,303,191          13,281,925           16,529,663
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................        9,183,692          12,774,466           15,376,300
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $   8,910,481       $  12,283,006      $    14,771,715
                                                           =============       =============      ===============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL
    CONVERTIBLE--       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
    $   4,680,950    $     927,085    $  11,784,538    $   3,005,229    $  51,697,275    $   7,447,545    $     778,554
       (2,449,729)      (1,107,925)      (4,166,480)      (3,627,232)      (8,127,463)      (6,916,612)        (502,332)
         (237,279)         (91,069)        (374,175)        (392,449)        (815,290)        (738,605)         (43,798)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        1,993,942         (271,909)       7,243,883       (1,014,452)      42,754,522         (207,672)         232,424
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       13,118,691        5,101,135      131,425,599       32,209,887       84,299,039       54,709,781      173,525,716
      (15,760,387)      (5,728,098)    (123,766,697)     (47,031,247)    (100,624,688)     (68,164,538)    (171,167,937)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       (2,641,696)        (626,963)       7,658,902      (14,821,360)     (16,325,649)     (13,454,757)       2,357,779
               --               --               --               --               --               --               --
       36,619,539       22,832,096      (14,553,572)      79,633,960      154,499,618      143,135,055        9,017,599
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       33,977,843       22,205,133       (6,894,670)      64,812,600      138,173,969      129,680,298       11,375,378
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $  35,971,785    $  21,933,224    $     349,213    $  63,798,148    $ 180,928,491    $ 129,472,626    $  11,607,802
    =============    =============    =============    =============    =============    =============    =============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP          ALGER
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            AMERICAN
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT            SMALL
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING     CAPITALIZATION--
       RETURN--         VALUE--         & GROWTH--        VALUE--          EQUITY--         GROWTH--          CLASS O
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS         SHARES
    ----------------------------------------------------------------------------------------------------------------------
    $   4,613,858    $   3,409,548    $     677,986    $     350,627    $     180,953    $          --     $          --
       (3,069,242)      (2,768,349)        (613,864)        (564,710)      (1,323,557)        (335,457)         (782,458)
         (339,065)        (281,492)         (64,214)         (51,931)        (138,726)         (33,879)          (80,210)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
        1,205,551          359,707              (92)        (266,014)      (1,281,330)        (369,336)         (862,668)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       25,055,692       19,363,042       14,066,881       12,608,436       13,728,623        5,646,486        33,414,552
      (28,685,923)     (25,253,322)     (16,614,783)     (14,884,201)     (25,923,812)      (7,853,411)      (34,974,644)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       (3,630,231)      (5,890,280)      (2,547,902)      (2,275,765)     (12,195,189)      (2,206,925)       (1,560,092)
               --               --               --               --               --               --                --
       42,560,872       56,473,800       14,161,573       12,758,701       37,495,332       10,620,501        23,309,923
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       38,930,641       50,583,520       11,613,671       10,482,936       25,300,143        8,413,576        21,749,831
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
    $  40,136,192    $  50,943,227    $  11,613,579    $  10,216,922    $  24,018,813    $   8,044,240     $  20,887,163
    =============    =============    =============    =============    =============    =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                 AMSOUTH         AMSOUTH
                                                                ENHANCED      INTERNATIONAL      AMSOUTH
                                                                 MARKET          EQUITY         LARGE CAP
                                                                  FUND            FUND            FUND
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $     14,548    $      1,929    $       7,284
  Mortality and expense risk charges........................       (29,772)         (3,381)         (49,963)
  Administrative charges....................................            --              --               --
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       (15,224)         (1,452)         (42,679)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       165,483          20,062          234,618
  Cost of investments sold..................................      (191,913)        (20,647)        (279,826)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............       (26,430)           (585)         (45,208)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................       506,867         100,070          780,271
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................       480,437          99,485          735,063
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $    465,213    $     98,033    $     692,384
                                                              =============   =============   =============

                                                               JANUS ASPEN
                                                                 SERIES          MFS(R)          MFS(R)
                                                                WORLDWIDE       INVESTORS       RESEARCH
                                                                GROWTH--          TRUST         SERIES--
                                                              INSTITUTIONAL     SERIES--         INITIAL
                                                                 SHARES       INITIAL CLASS       CLASS
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  3,064,075    $    187,226    $     241,292
  Mortality and expense risk charges........................    (3,441,828)       (374,322)        (475,593)
  Administrative charges....................................      (385,467)        (35,895)         (47,784)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................      (763,220)       (222,991)        (282,085)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................   128,111,609       3,936,782        4,988,105
  Cost of investments sold..................................  (143,347,477)     (5,541,357)      (9,652,400)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............   (15,235,868)     (1,604,575)      (4,664,295)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    71,930,077       7,223,602       12,606,535
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................    56,694,209       5,619,027        7,942,240
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $ 55,930,989    $  5,396,036    $   7,660,155
                                                              =============   =============   =============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                              FIDELITY(R)        JANUS
                                     DREYFUS IP                                   VIP            ASPEN
                                     TECHNOLOGY          FIDELITY(R)            EQUITY-         SERIES
       AMSOUTH         CALVERT        GROWTH--               VIP               INCOME--       BALANCED--
       MID CAP         SOCIAL          INITIAL      CONTRAFUND(R)--INITIAL      INITIAL      INSTITUTIONAL
        FUND          BALANCED         SHARES               CLASS                CLASS          SHARES
    ------------------------------------------------------------------------------------------------------
    $         249   $     693,963   $          --       $   1,300,702        $   3,203,082   $  13,810,365
          (16,961)       (415,112)       (234,530)         (3,752,505)          (2,397,515)     (7,998,661)
               --         (39,432)        (16,686)           (399,351)            (238,986)       (846,052)
    -------------   -------------   -------------       -------------        -------------   -------------
          (16,712)        239,419        (251,216)         (2,851,154)             566,581       4,965,652
    -------------   -------------   -------------       -------------        -------------   -------------
           72,823       2,918,970      10,351,830          20,979,666           16,540,667      77,319,975
          (96,687)     (3,897,682)    (10,359,890)        (24,053,950)         (21,247,254)    (85,610,259)
    -------------   -------------   -------------       -------------        -------------   -------------
          (23,864)       (978,712)         (8,060)         (3,074,284)          (4,706,587)     (8,290,284)
               --              --              --                  --                   --              --
          359,670       5,993,240       6,316,256          77,663,065           52,748,569      76,608,412
    -------------   -------------   -------------       -------------        -------------   -------------
          335,806       5,014,528       6,308,196          74,588,781           48,041,982      68,318,128
    -------------   -------------   -------------       -------------        -------------   -------------
    $     319,094   $   5,253,947   $   6,056,980       $  71,737,627        $  48,608,563   $  73,283,780
    =============   =============   =============       =============        =============   =============

                                                                         VAN
                      NEUBERGER                                        KEMPER
       MFS(R)          BERMAN          T. ROWE                           UIF
      UTILITIES          AMT            PRICE          VAN ECK        EMERGING
      SERIES--         MID-CAP         EQUITY         WORLDWIDE        MARKETS
       INITIAL        GROWTH--         INCOME           HARD          EQUITY--
        CLASS          CLASS I        PORTFOLIO        ASSETS          CLASS I
    -----------------------------------------------------------------------------
    $      28,295   $          --   $   2,414,061   $      44,052   $         --
          (21,144)        (65,056)     (1,831,075)       (148,442)      (454,295)
             (940)         (4,278)       (161,466)        (11,648)       (39,309)
    -------------   -------------   -------------   -------------   -------------
            6,211         (69,334)        421,520        (116,038)      (493,604)
    -------------   -------------   -------------   -------------   -------------
          436,954         836,384      10,454,084       3,520,631    410,915,295
         (420,792)     (1,031,309)    (11,984,053)     (3,596,073)  (411,378,455)
    -------------   -------------   -------------   -------------   -------------
           16,162        (194,925)     (1,529,969)        (75,442)      (463,160)
               --              --              --              --             --
          426,467       1,368,333      32,535,177       4,670,344     16,827,765
    -------------   -------------   -------------   -------------   -------------
          442,629       1,173,408      31,005,208       4,594,902     16,364,605
    -------------   -------------   -------------   -------------   -------------
    $     448,840   $   1,104,074   $  31,426,728   $   4,478,864   $ 15,871,001
    =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003

                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL          MAINSTAY VP
                                                                 BOND--        APPRECIATION--     CONVERTIBLE--
                                                              SERVICE CLASS    SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $    743,954      $     17,855      $    435,267
  Mortality and expense risk charges........................       (70,943)          (50,277)          (72,435)
  Administrative charges....................................        (3,965)           (2,884)           (4,265)
                                                              ------------      ------------      ------------
      Net investment income (loss)..........................       669,046           (35,306)          358,567
                                                              ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       465,502            94,206           345,813
  Cost of investments sold..................................      (474,935)          (90,409)         (335,654)
                                                              ------------      ------------      ------------
      Net realized gain (loss) on investments...............        (9,433)            3,797            10,159
  Realized gain distribution received.......................       451,604                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (967,216)          907,201           937,676
                                                              ------------      ------------      ------------
      Net gain (loss) on investments........................      (525,045)          910,998           947,835
                                                              ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $    144,001      $    875,692      $  1,306,402
                                                              ============      ============      ============

                                                                MAINSTAY
                                                                   VP                              MAINSTAY VP
                                                                 MID CAP        MAINSTAY VP           TOTAL
                                                                 GROWTH          SMALL CAP          RETURN--
                                                                --SERVICE         GROWTH--           SERVICE
                                                                  CLASS        SERVICE CLASS          CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $         --      $         --      $    190,318
  Mortality and expense risk charges........................       (47,977)          (40,607)          (36,660)
  Administrative charges....................................        (2,931)           (2,377)           (1,916)
                                                              ------------      ------------      ------------
      Net investment income (loss)..........................       (50,908)          (42,984)          151,742
                                                              ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       433,649         1,068,448           244,588
  Cost of investments sold..................................      (417,032)         (966,831)         (236,168)
                                                              ------------      ------------      ------------
      Net realized gain (loss) on investments...............        16,617           101,617             8,420
  Realized gain distribution received.......................            --                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................     1,056,186           924,548           318,435
                                                              ------------      ------------      ------------
      Net gain (loss) on investments........................     1,072,803         1,026,165           326,855
                                                              ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $  1,021,895      $    983,181      $    478,597
                                                              ============      ============      ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                        MAINSTAY VP
     MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
        EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL       MID CAP
       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--          CORE--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
    --------------------------------------------------------------------------------------------------------------------
    $     129,803    $     592,512    $      83,168    $   4,839,419    $     418,947    $     126,929    $      25,163
          (51,961)         (52,284)         (32,905)        (251,794)        (121,441)         (25,362)         (27,218)
           (2,774)          (3,515)          (2,049)         (15,537)          (7,879)          (1,484)          (1,688)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
           75,068          536,713           48,214        4,572,088          289,627          100,083           (3,743)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
           63,626          660,552          146,681        1,525,658          193,455           38,494           54,309
          (60,802)        (684,291)        (138,306)      (1,450,432)        (184,828)         (37,910)         (50,002)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
            2,824          (23,739)           8,375           75,226            8,627              584            4,307
               --               --               --               --               --               --               --
        1,397,565         (461,521)         660,345         (427,034)       2,344,601          730,172          660,013
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        1,400,389         (485,260)         668,720         (351,808)       2,353,228          730,756          664,320
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $   1,475,457    $      51,453    $     716,934    $   4,220,280    $   2,642,855    $     830,839    $     660,577
    =============    =============    =============    =============    =============    =============    =============

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                        AMERICAN         DREYFUS        EAGLE ASSET          LORD             ALGER
                        CENTURY           LARGE          MANAGEMENT         ABBETT           AMERICAN         DREYFUS IP
     MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING          SMALL           TECHNOLOGY
       VALUE--         & GROWTH--        VALUE--          EQUITY--         GROWTH--      CAPITALIZATION--      GROWTH--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------
    $     180,366    $      46,610    $      35,132    $       5,864    $          --     $          --     $          --
          (45,605)         (12,232)         (17,834)         (23,406)         (13,948)          (12,097)          (27,360)
           (2,750)            (646)          (1,046)          (1,173)            (815)             (860)           (1,590)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
          132,011           33,732           16,252          (18,715)         (14,763)          (12,957)          (28,950)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           82,026           97,939           49,002          176,410           95,052            25,986           326,134
          (76,448)         (95,791)         (47,466)        (167,952)         (85,145)          (22,663)         (295,607)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
            5,578            2,148            1,536            8,458            9,907             3,323            30,527
               --               --               --               --               --                --                --
        1,078,395          269,166          406,307          401,277          162,697           265,197           467,105
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
        1,083,973          271,314          407,843          409,735          172,604           268,520           497,632
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
    $   1,215,984    $     305,046    $     424,095    $     391,020    $     157,841     $     255,563     $     468,682
    =============    =============    =============    =============    =============     =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                            FIDELITY
                                                         FIDELITY             VIP
                                                           VIP              EQUITY-             FIDELITY
                                                     CONTRAFUND(R)--        INCOME--            MID CAP--
                                                         SERVICE            SERVICE              SERVICE
                                                         CLASS 2            CLASS 2            CLASS 2(A)
                                                     ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $          --      $          --        $          --
  Mortality and expense risk charges...............         (58,921)           (50,861)              (8,496)
  Administrative charges...........................          (3,712)            (3,194)                (632)
                                                      -------------      -------------        -------------
      Net investment income (loss).................         (62,633)           (54,055)              (9,128)
                                                      -------------      -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................         122,893            178,136              101,553
  Cost of investments sold.........................        (115,196)          (168,458)             (95,701)
                                                      -------------      -------------        -------------
      Net realized gain (loss) on investments......           7,697              9,678                5,852
  Realized gain distribution received..............              --                 --                   --
  Change in unrealized appreciation (depreciation)
    on investments.................................       1,333,185          1,500,408              297,094
                                                      -------------      -------------        -------------
      Net gain (loss) on investments...............       1,340,882          1,510,086              302,946
                                                      -------------      -------------        -------------
        Net increase (decrease) in net assets
          resulting from operations................   $   1,278,249      $   1,456,031        $     293,818
                                                      =============      =============        =============


                                                                                               VAN KEMPER
                                                        NEUBERGER                                  UIF
                                                          BERMAN         T. ROWE PRICE          EMERGING
                                                       AMT MID-CAP           EQUITY              MARKETS
                                                         GROWTH--            INCOME             EQUITY--
                                                         CLASS S         PORTFOLIO--II          CLASS II
                                                     ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $          --      $      86,224        $          --
  Mortality and expense risk charges...............          (1,719)           (54,658)              (6,206)
  Administrative charges...........................            (148)            (3,415)                (316)
                                                      -------------      -------------        -------------
      Net investment income (loss).................          (1,867)            28,151               (6,522)
                                                      -------------      -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................           3,419            144,148              778,041
  Cost of investments sold.........................          (3,188)          (155,259)            (747,542)
                                                      -------------      -------------        -------------
      Net realized gain (loss) on investments......             231            (11,111)              30,499
  Realized gain distribution received..............              --                 --                   --
  Change in unrealized appreciation (depreciation)
    on investments.................................          27,641          1,323,740              234,981
                                                      -------------      -------------        -------------
      Net gain (loss) on investments...............          27,872          1,312,629              265,480
                                                      -------------      -------------        -------------
        Net increase (decrease) in net assets
          resulting
          from operations..........................   $      26,005      $   1,340,780        $     258,958
                                                      =============      =============        =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(a) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     JANUS ASPEN       JANUS ASPEN           MFS(R)
        SERIES            SERIES           INVESTORS            MFS(R)             MFS(R)
      BALANCED--        WORLDWIDE            TRUST             RESEARCH          UTILITIES
       SERVICE           GROWTH--           SERIES--           SERIES--           SERIES--
        SHARES        SERVICE SHARES     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ------------------------------------------------------------------------------------------
    $     221,733     $      15,332      $          --      $          --      $          --
          (87,649)          (23,124)            (3,858)            (6,306)              (276)
           (5,285)           (1,376)              (230)              (358)               (19)
    -------------     -------------      -------------      -------------      -------------
          128,799            (9,168)            (4,088)            (6,664)              (295)
    -------------     -------------      -------------      -------------      -------------
          447,279           127,175             61,526             26,119                 55
         (441,623)         (121,687)           (58,761)           (25,229)               (51)
    -------------     -------------      -------------      -------------      -------------
            5,656             5,488              2,765                890                  4
               --                --                 --                 --                 --
          917,096           552,083             69,400            119,316             11,177
    -------------     -------------      -------------      -------------      -------------
          922,752           557,571             72,165            120,206             11,181
    -------------     -------------      -------------      -------------      -------------
    $   1,051,551     $     548,403      $      68,077      $     113,542      $      10,886
    =============     =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                MainStay VP                     MainStay VP
                                                                  Bond--                  Capital Appreciation--
                                                               Initial Class                   Initial Class
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   7,215,572   $   8,426,157   $  (4,383,519)  $  (5,901,118)
    Net realized gain (loss) on investments..........      2,344,931          58,620     (36,120,266)    (34,743,882)
    Realized gain distribution received..............      6,901,429         233,898              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     (7,897,548)      8,108,625     124,526,805    (136,533,157)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................      8,564,384      16,827,300      84,023,020    (177,178,157)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     27,998,983      22,698,154      13,756,524      20,002,373
    Policyowners' surrenders.........................    (22,829,622)    (18,659,971)    (26,025,735)    (33,834,434)
    Policyowners' annuity and death benefits.........     (3,615,530)     (1,877,155)     (3,609,006)     (3,499,736)
    Net transfers from (to) Fixed Account............     30,817,008      49,922,575       4,381,706       9,673,496
    Transfers between Investment Divisions...........    (27,798,097)     30,450,426      (6,205,878)    (34,533,541)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      4,572,742      82,534,029     (17,702,389)    (42,191,842)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (29,135)        (43,736)       (225,539)        542,816
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     13,107,991      99,317,593      66,095,092    (218,827,183)
NET ASSETS:
    Beginning of year................................    267,321,605     168,004,012     347,450,445     566,277,628
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 280,429,596   $ 267,321,605   $ 413,545,537   $ 347,450,445
                                                       =============   =============   =============   =============


                                                                MAINSTAY VP                     MAINSTAY VP
                                                               GOVERNMENT--                   GROWTH EQUITY--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   7,243,883   $   5,390,206   $  (1,014,452)  $  (1,669,012)
    Net realized gain (loss) on investments..........      7,658,902         615,057     (14,821,360)    (18,358,255)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (14,553,572)      8,468,925      79,633,960     (77,213,593)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................        349,213      14,474,188      63,798,148     (97,240,860)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     36,408,480      29,239,923       8,696,940      16,914,515
    Policyowners' surrenders.........................    (25,702,933)    (15,219,477)    (18,695,005)    (20,726,809)
    Policyowners' annuity and death benefits.........     (3,575,499)     (1,831,078)     (2,570,812)     (2,871,423)
    Net transfers from (to) Fixed Account............     30,884,972      36,365,858       7,317,206      20,899,208
    Transfers between Investment Divisions...........    (77,738,480)    100,294,927      (7,804,493)    (24,720,884)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............    (39,723,460)    148,850,153     (13,056,164)    (10,505,393)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         (2,434)        (43,402)       (174,487)        334,241
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (39,376,681)    163,280,939      50,567,497    (107,412,012)
NET ASSETS:
    Beginning of year................................    289,133,709     125,852,770     269,376,277     376,788,289
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 249,757,028   $ 289,133,709   $ 319,943,774   $ 269,376,277
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP
                                             MAINSTAY VP                       EQUITY
             MAINSTAY VP                    CONVERTIBLE--                     INCOME--
           CASH MANAGEMENT                  INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
       2003(b)         2002(a)          2003           2002(a)          2003           2002(a)
    ---------------------------------------------------------------------------------------------
    $  (2,382,321)  $    (356,280)  $   1,993,942   $   2,316,697   $    (271,909)  $      10,461
           (3,707)         13,086      (2,641,696)     (4,009,987)       (626,963)       (568,479)
               --           1,683              --              --              --              --
          (11,386)          3,220      36,619,539     (14,037,265)     22,832,096      (9,400,818)
    -------------   -------------   -------------   -------------   -------------   -------------
       (2,397,414)       (338,291)     35,971,785     (15,730,555)     21,933,224      (9,958,836)
    -------------   -------------   -------------   -------------   -------------   -------------
       91,921,924      65,509,532      11,688,770      13,180,691       8,327,340      12,264,938
      (89,747,775)    (67,271,529)    (11,062,735)    (10,195,994)     (4,062,659)     (2,236,825)
       (2,566,655)     (2,621,797)     (1,707,037)     (1,654,179)       (367,802)       (178,902)
      (22,083,503)      8,484,029      13,853,012      23,249,524      12,774,041      25,274,711
      (99,899,729)     52,451,053      18,271,370      (6,319,609)      6,311,646      19,520,044
    -------------   -------------   -------------   -------------   -------------   -------------
     (122,375,738)     56,551,288      31,043,380      18,260,433      22,982,566      54,643,966
    -------------   -------------   -------------   -------------   -------------   -------------
           (6,141)        (12,423)        (95,928)         57,336         (51,070)         32,236
    -------------   -------------   -------------   -------------   -------------   -------------
     (124,779,293)     56,200,574      66,919,237       2,587,214      44,864,720      44,717,366
      364,106,079     307,905,505     157,837,130     155,249,916      63,736,358      19,018,992
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 239,326,786   $ 364,106,079   $ 224,756,367   $ 157,837,130   $ 108,601,078   $  63,736,358
    =============   =============   =============   =============   =============   =============

             MAINSTAY VP
             HIGH YIELD                      MAINSTAY VP                     MAINSTAY VP
          CORPORATE BOND--                INDEXED EQUITY--             INTERNATIONAL EQUITY--
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
        2003           2002(a)          2003           2002(a)          2003           2002(a)
    ---------------------------------------------------------------------------------------------
    $  42,754,522   $  42,874,069   $    (207,672)  $    (983,686)  $     232,424   $      29,191
      (16,325,649)    (48,737,236)    (13,454,757)     (9,893,975)      2,357,779      (2,939,379)
               --              --              --       1,895,714              --              --
      154,499,618       8,317,876     143,135,055    (150,872,602)      9,017,599       2,050,357
    -------------   -------------   -------------   -------------   -------------   -------------
      180,928,491       2,454,709     129,472,626    (159,854,549)     11,607,802        (859,831)
    -------------   -------------   -------------   -------------   -------------   -------------
       50,502,071      32,045,589      23,543,660      34,119,908       2,959,690       2,271,983
      (49,650,185)    (38,103,155)    (34,117,892)    (41,068,168)     (3,998,483)     (1,340,511)
       (6,855,642)     (6,119,436)     (6,350,583)     (6,133,078)       (387,058)       (260,564)
       29,310,933      34,120,715      18,600,028      33,096,197       4,047,033       3,135,377
      104,645,503       3,418,033       4,358,941     (34,570,031)      6,898,494       3,994,182
    -------------   -------------   -------------   -------------   -------------   -------------
      127,952,680      25,361,746       6,034,154     (14,555,172)      9,519,676       7,800,467
    -------------   -------------   -------------   -------------   -------------   -------------
         (576,598)         44,104        (351,440)        584,548         (30,837)          9,868
    -------------   -------------   -------------   -------------   -------------   -------------
      308,304,573      27,860,559     135,155,340    (173,825,173)     21,096,641       6,950,504
      470,410,674     442,550,115     492,190,120     666,015,293      28,145,560      21,195,056
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 778,715,247   $ 470,410,674   $ 627,345,460   $ 492,190,120   $  49,242,201   $  28,145,560
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  MID CAP                         MID CAP
                                                                  CORE--                         GROWTH--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (273,211)  $    (140,255)  $    (491,460)  $    (186,803)
    Net realized gain (loss) on investments..........       (119,499)       (374,217)       (507,459)       (215,836)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      9,303,191      (2,220,456)     13,281,925      (4,536,431)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................      8,910,481      (2,734,928)     12,283,006      (4,939,070)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      3,426,285       3,295,024       4,642,376       4,457,048
    Policyowners' surrenders.........................     (1,055,053)       (707,677)     (1,185,695)       (484,135)
    Policyowners' annuity and death benefits.........        (47,339)        (46,829)       (355,515)        (73,967)
    Net transfers from (to) Fixed Account............      4,369,105       6,414,612       6,376,086       7,790,497
    Transfers between Investment Divisions...........      6,053,190       6,523,782      21,922,052       1,869,852
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....     (1,341,645)             --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     11,404,543      15,478,912      31,399,304      13,559,295
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (22,359)          8,014         (28,759)         13,912
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     20,292,665      12,751,998      43,653,551       8,634,137
NET ASSETS:
    Beginning of year................................     19,851,930       7,099,932      16,828,026       8,193,889
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  40,144,595   $  19,851,930   $  60,481,577   $  16,828,026
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  DREYFUS                       EAGLE ASSET
                                                               LARGE COMPANY                    MANAGEMENT
                                                                  VALUE--                     GROWTH EQUITY--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (266,014)  $    (360,558)  $  (1,281,330)  $  (1,599,563)
    Net realized gain (loss) on investments..........     (2,275,765)     (1,136,189)    (12,195,189)    (22,057,136)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     12,758,701     (11,310,942)     37,495,332     (18,871,432)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     10,216,922     (12,807,689)     24,018,813     (42,528,131)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,121,033       2,823,428       4,134,989       6,917,327
    Policyowners' surrenders.........................     (2,043,915)     (2,053,664)     (6,086,894)     (7,858,857)
    Policyowners' annuity and death benefits.........       (332,180)       (380,376)     (1,105,021)       (894,194)
    Net transfers from (to) Fixed Account............      3,605,517       6,450,674       3,249,687       7,779,730
    Transfers between Investment Divisions...........      3,085,364      (1,749,083)        670,352     (12,748,184)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....     (8,611,688)             --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     (2,175,869)      5,090,979         863,113      (6,804,178)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (28,326)         43,725         (61,418)        147,221
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............      8,012,727      (7,672,985)     24,820,508     (49,185,088)
NET ASSETS:
    Beginning of year................................     41,574,111      49,247,096      93,118,200     142,303,288
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  49,586,838   $  41,574,111   $ 117,938,708   $  93,118,200
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

            MAINSTAY VP                                                                               MAINSTAY VP
             SMALL CAP                    MAINSTAY VP                   MAINSTAY VP                AMERICAN CENTURY
             GROWTH--                   TOTAL RETURN--                    VALUE--                  INCOME & GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(a)          2003         2002(a)          2003         2002(a)          2003         2002(a)
    ---------------------------------------------------------------------------------------------------------------------
    $   (604,585)  $   (288,408)  $  1,205,551   $  2,482,695   $    359,707   $    101,495   $        (92)  $   (162,146)
      (1,153,363)      (868,154)    (3,630,231)      (900,175)    (5,890,280)    (3,734,875)    (2,547,902)    (1,088,373)
              --             --             --             --             --        343,792             --             --
      16,529,663     (5,368,934)    42,560,872    (55,904,745)    56,473,800    (52,715,057)    14,161,573    (11,257,981)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      14,771,715     (6,525,496)    40,136,192    (54,322,225)    50,943,227    (56,004,645)    11,613,579    (12,508,500)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,877,710      5,417,939      8,518,075     12,339,816      9,797,374     18,219,110      2,103,564      2,641,037
      (1,991,471)    (1,175,027)   (16,927,438)   (20,285,317)   (15,800,613)   (13,843,177)    (2,790,642)    (2,621,720)
        (782,400)       (69,751)    (3,122,813)    (3,404,162)    (1,852,667)    (2,063,606)      (404,451)      (356,407)
       7,467,466     10,429,559      4,992,559      6,612,908     10,673,410     30,731,867      2,697,580      4,808,762
      16,552,766      3,982,883      2,187,879    (17,200,168)     1,172,233     (6,193,239)     1,956,397     (2,049,229)
              --             --             --             --             --             --     (8,547,910)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      26,124,071     18,585,603     (4,351,738)   (21,936,923)     3,989,737     26,850,955     (4,985,462)     2,422,443
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (35,935)        18,915       (110,501)       170,735       (127,474)       211,006        (31,349)        48,253
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      40,859,851     12,079,022     35,673,953    (76,088,413)    54,805,490    (28,942,684)     6,596,768    (10,037,804)
      25,330,632     13,251,610    228,615,970    304,704,383    196,671,975    225,614,659     47,350,766     57,388,570
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 66,190,483   $ 25,330,632   $264,289,923   $228,615,970   $251,477,465   $196,671,975   $ 53,947,534   $ 47,350,766
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                      ALGER
            LORD ABBETT                    AMERICAN
            DEVELOPING                       SMALL                        AMSOUTH                       AMSOUTH
             GROWTH--                  CAPITALIZATION--                  ENHANCED                    INTERNATIONAL
           INITIAL CLASS                CLASS O SHARES                  MARKET FUND                   EQUITY FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(a)          2003         2002(a)        2003(b)        2002(a)        2003(b)        2002(a)
    ---------------------------------------------------------------------------------------------------------------------
    $   (369,336)  $   (320,655)  $   (862,668)  $   (869,217)  $    (15,224)  $    (15,106)  $     (1,452)  $     (2,674)
      (2,206,925)    (1,645,932)    (1,560,092)   (11,478,603)       (26,430)       (85,251)          (585)       (35,827)
              --             --             --             --             --             --             --
      10,620,501     (6,237,398)    23,309,923     (8,183,074)       506,867       (336,281)       100,070        (12,840)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       8,044,240     (8,203,985)    20,887,163    (20,530,894)       465,213       (436,638)        98,033        (51,341)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,333,300      1,555,247      2,608,627      2,954,776         69,921        602,804          4,873        159,216
      (1,128,990)      (939,721)    (4,750,529)    (3,405,220)       (93,264)      (165,467)       (11,245)        (1,866)
        (170,538)      (105,555)      (523,087)      (524,486)        (5,011)      (101,899)            --             --
       1,581,719      1,156,733      1,933,607      3,563,096        350,589        594,101         86,875          3,409
       5,612,694       (513,401)     2,985,461     (4,049,008)       199,229        (43,888)        75,722        (86,013)
      (1,887,174)            --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,341,011      1,153,303      2,254,079     (1,460,842)       521,464        885,651        156,225         74,746
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (18,342)        26,836        (57,511)        71,007         (1,367)         1,463           (314)           218
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      13,366,909     (7,023,846)    23,083,731    (21,920,729)       985,310        450,476        253,944         23,623
      19,596,653     26,620,499     50,199,737     72,120,466      1,562,440      1,111,964        139,365        115,742
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 32,963,562   $ 19,596,653   $ 73,283,468   $ 50,199,737   $  2,547,750   $  1,562,440   $    393,309   $    139,365
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002


                                                                        AmSouth                         AmSouth
                                                                    Large Cap Fund                   Mid Cap Fund
                                                             -----------------------------   -----------------------------
                                                                2003(b)         2002(a)         2003(b)         2002(a)
                                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $     (42,679)  $     (32,077)  $     (16,712)  $     (11,064)
    Net realized gain (loss) on investments................        (45,208)        (93,043)        (23,864)        (26,000)
    Realized gain distribution received....................             --              --              --              --
    Change in unrealized appreciation (depreciation) on
      investments..........................................        780,271        (548,806)        359,670        (150,238)
                                                             -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting from
        operations.........................................        692,384        (673,926)        319,094        (187,302)
                                                             -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners....................         85,877         663,341          93,604         356,566
    Policyowners' surrenders...............................       (212,202)       (249,213)        (47,231)        (38,554)
    Policyowners' annuity and death benefits...............        (19,127)            (18)           (565)             --
    Net transfers from (to) Fixed Account..................        720,622       1,028,687         219,190         189,028
    Transfers between Investment Divisions.................        231,887        (128,394)         88,106          (9,203)
                                                             -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)..................        807,057       1,314,403         353,104         497,837
                                                             -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................         (1,927)          2,373            (838)            688
                                                             -------------   -------------   -------------   -------------
        Increase (decrease) in net assets..................      1,497,514         642,850         671,360         311,223
NET ASSETS:
    Beginning of year......................................      2,526,108       1,883,258         826,398         515,175
                                                             -------------   -------------   -------------   -------------
    End of year............................................  $   4,023,622   $   2,526,108   $   1,497,758   $     826,398
                                                             =============   =============   =============   =============

                                                                      Janus Aspen                     Janus Aspen
                                                                        Series                          Series
                                                                      Balanced--                  Worldwide Growth--
                                                                 Institutional Shares            Institutional Shares
                                                             -----------------------------   -----------------------------
                                                                 2003           2002(a)          2003           2002(a)
                                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $   4,965,652   $   6,716,469   $    (763,220)  $  (1,719,786)
    Net realized gain (loss) on investments................     (8,290,284)      2,707,941     (15,235,868)    (16,077,361)
    Realized gain distribution received....................             --              --              --              --
    Change in unrealized appreciation (depreciation) on
      investments..........................................     76,608,412     (62,206,513)     71,930,077     (86,686,068)
                                                             -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting from
        operations.........................................     73,283,780     (52,782,103)     55,930,989    (104,483,215)
                                                             -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners....................     23,016,998      39,015,590       8,565,902      14,576,401
    Policyowners' surrenders...............................    (40,684,487)    (43,144,584)    (17,178,053)    (20,341,899)
    Policyowners' annuity and death benefits...............     (5,758,129)     (6,031,215)     (2,295,628)     (2,560,686)
    Net transfers from (to) Fixed Account..................     22,230,570      55,406,562       4,677,762      12,038,194
    Transfers between Investment Divisions.................    (27,330,412)    (28,150,818)    (23,041,266)    (30,324,194)
                                                             -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)..................    (28,525,460)     17,095,535     (29,271,283)    (26,612,184)
                                                             -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................       (203,148)        206,054        (154,832)        377,749
                                                             -------------   -------------   -------------   -------------
        Increase (decrease) in net assets..................     44,555,172     (35,480,514)     26,504,874    (130,717,650)
NET ASSETS:
    Beginning of year......................................    600,395,133     635,875,647     267,040,542     397,758,192
                                                             -------------   -------------   -------------   -------------
    End of year............................................  $ 644,950,305   $ 600,395,133   $ 293,545,416   $ 267,040,542
                                                             =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                             DREYFUS IP                      FIDELITY(R)                     FIDELITY(R)
               CALVERT                       TECHNOLOGY                          VIP                             VIP
               SOCIAL                         GROWTH--                     CONTRAFUND(R)--                 EQUITY-INCOME--
              BALANCED                     INITIAL SHARES                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2003(b)         2002(a)          2003           2002(a)          2003           2002(a)          2003           2002(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $     239,419   $     400,940   $    (251,216)  $     (91,691)  $  (2,851,154)  $  (1,640,872)  $     566,581   $     465,463
         (978,712)     (1,285,632)         (8,060)       (784,663)     (3,074,284)     (3,204,601)     (4,706,587)     (7,059,406)
               --              --              --              --              --              --              --       4,144,386
        5,993,240      (3,329,468)      6,316,256      (2,653,322)     77,663,065     (27,337,803)     52,748,569     (35,697,937)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,253,947      (4,214,160)      6,056,980      (3,529,676)     71,737,627     (32,183,276)     48,608,563     (38,147,494)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        3,634,452       2,347,413       2,889,939       1,883,098      12,036,604      15,132,643       7,217,772      12,589,099
       (1,775,298)     (1,943,927)     (1,750,594)       (451,769)    (18,113,205)    (17,590,147)    (13,147,263)    (12,282,973)
         (426,011)       (403,510)       (523,350)        (95,536)     (3,146,918)     (2,593,900)     (2,522,229)     (2,287,543)
        2,892,282       3,761,864       2,215,354       2,940,310      14,657,470      20,029,474       9,011,341      24,335,650
        2,093,259      (1,611,324)     14,589,127       2,810,186       8,049,260     (10,144,196)      8,708,855      (4,843,418)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        6,418,684       2,150,516      17,420,476       7,086,289      13,483,211       4,833,874       9,268,476      17,510,815
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (13,904)         14,245         (13,910)          9,350        (199,895)        127,294        (130,233)        154,617
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       11,658,727      (2,049,399)     23,463,546       3,565,963      85,020,943     (27,222,108)     57,746,806     (20,482,062)
       27,386,283      29,435,682       7,372,600       3,806,637     262,135,838     289,357,946     167,744,577     188,226,639
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  39,045,010   $  27,386,283   $  30,836,146   $   7,372,600   $ 347,156,781   $ 262,135,838   $ 225,491,383   $ 167,744,577
    =============   =============   =============   =============   =============   =============   =============   =============

               MFS(R)                                                          MFS(R)                     NEUBERGER BERMAN
              INVESTORS                        MFS(R)                         UTILITIES                          AMT
           TRUST SERIES--                 RESEARCH SERIES--                   SERIES--                         MID-CAP
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                  GROWTH--CLASS I
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2003           2002(a)          2003           2002(a)          2003           2002(a)          2003           2002(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (222,991)  $    (273,007)  $    (282,085)  $    (486,683)  $       6,211   $       7,089   $     (69,334)  $     (27,511)
       (1,604,575)     (2,594,462)     (4,664,295)     (8,468,022)         16,162        (125,455)       (194,925)        (60,285)
               --              --              --              --              --              --              --              --
        7,223,602      (5,326,780)     12,606,535      (4,091,609)        426,467         (27,232)      1,368,333        (557,953)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,396,036      (8,194,249)      7,660,155     (13,046,314)        448,840        (145,598)      1,104,074        (645,749)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          895,386       2,408,914       1,226,447       1,540,618          22,366         205,255         147,242         497,105
       (1,611,515)     (2,216,932)     (2,025,330)     (2,337,459)       (104,866)       (138,440)       (272,161)       (134,446)
         (394,980)       (568,429)       (291,143)       (485,420)        (20,832)             --         (29,572)        (16,859)
        1,359,702       4,395,598       1,086,641       2,847,962         468,628         563,809         875,524       1,867,923
         (834,702)     (2,974,318)     (1,257,567)     (6,570,408)        590,358        (138,992)      3,441,423         829,316
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (586,109)      1,044,833      (1,260,952)     (5,004,707)        955,654         491,632       4,162,456       3,043,039
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (14,576)         29,895         (20,566)         47,938          (1,207)            635          (2,836)          1,790
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        4,795,351      (7,119,521)      6,378,637     (18,003,083)      1,403,287         346,669       5,263,694       2,399,080
       27,221,183      34,340,704      34,537,955      52,541,038         740,066         393,397       3,046,981         647,901
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  32,016,534   $  27,221,183   $  40,916,592   $  34,537,955   $   2,143,353   $     740,066   $   8,310,675   $   3,046,981
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                                                  Van Eck
                                                               T. Rowe Price                     Worldwide
                                                                  Equity                           Hard
                                                             Income Portfolio                     Assets
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)         2003(b)         2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     421,520   $     324,257   $    (116,038)  $     (72,490)
    Net realized gain (loss) on investments..........     (1,529,969)     (3,020,615)        (75,442)       (555,541)
    Realized gain distribution received..............             --         115,918              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     32,535,177     (16,792,258)      4,670,344        (371,780)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     31,426,728     (19,372,698)      4,478,864        (999,811)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      8,988,647      14,114,112       2,302,435       1,031,243
    Policyowners' surrenders.........................     (7,703,430)     (7,417,923)       (959,101)       (563,324)
    Policyowners' annuity and death benefits.........     (1,173,937)     (1,480,499)       (232,312)       (180,925)
    Net transfers from (to) Fixed Account............     13,285,554      30,489,156       1,491,196       1,795,782
    Transfers between Investment Divisions...........     11,156,473       4,109,856       2,024,174       4,090,054
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     24,553,307      39,814,702       4,626,392       6,172,830
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (84,219)         86,003         (12,446)          4,897
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     55,895,816      20,528,007       9,092,810       5,177,916
NET ASSETS:
    Beginning of year................................    116,618,186      96,090,179       8,955,089       3,777,173
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 172,514,002   $ 116,618,186   $  18,047,899   $   8,955,089
                                                       =============   =============   =============   =============

                                                                Van Kampen
                                                                    UIF
                                                             Emerging Markets
                                                                 Equity--
                                                                  Class I
                                                       -----------------------------
                                                           2003           2002(a)
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (493,604)  $    (480,356)
    Net realized gain (loss) on investments..........       (463,160)     (1,324,415)
    Realized gain distribution received..............             --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     16,827,765       1,026,842
                                                       -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     15,871,001        (777,929)
                                                       -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      1,178,764       2,027,022
    Policyowners' surrenders.........................     (2,253,626)     (3,707,217)
    Policyowners' annuity and death benefits.........       (185,044)       (187,905)
    Net transfers from (to) Fixed Account............      1,322,283       1,506,146
    Transfers between Investment Divisions...........     (1,193,319)     (4,549,358)
                                                       -------------   -------------
      Net contributions and (withdrawals)............     (1,130,942)     (4,911,312)
                                                       -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (41,230)         12,568
                                                       -------------   -------------
        Increase (decrease) in net assets............     14,698,829      (5,676,673)
NET ASSETS:
    Beginning of year................................     25,761,031      31,437,704
                                                       -------------   -------------
    End of year......................................  $  40,459,860   $  25,761,031
                                                       =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

For the years ended December 31, 2003
and December 31, 2002

                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)......................   $     669,046      $     (35,306)     $     358,567
    Net realized gain (loss) on investments...........          (9,433)             3,797             10,159
    Realized gain distribution received...............         451,604                 --                 --
    Change in unrealized appreciation (depreciation)
      on investments..................................        (967,216)           907,201            937,676
                                                         -------------      -------------      -------------
      Net increase (decrease) in net assets resulting
        from operations...............................         144,001            875,692          1,306,402
                                                         -------------      -------------      -------------
  Contributions and (Withdrawals):
    Payments received from policyowners...............      16,184,310         12,149,453         17,816,107
    Policyowners' surrenders..........................        (134,737)           (55,367)           (93,399)
    Policyowners' annuity and death benefits..........         (22,694)                --             (2,472)
    Net transfers from (to) Fixed Account.............       2,804,694          1,409,906          3,058,428
    Transfers between Investment Divisions............         (86,376)           509,713            536,450
                                                         -------------      -------------      -------------
      Net contributions and (withdrawals).............      18,745,197         14,013,705         21,315,114
                                                         -------------      -------------      -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account................            (625)            (1,720)            (2,639)
                                                         -------------      -------------      -------------
        Increase (decrease) in net assets.............      18,888,573         14,887,677         22,618,877
NET ASSETS:
    Beginning of year.................................              --                 --                 --
                                                         -------------      -------------      -------------
    End of year.......................................   $  18,888,573      $  14,887,677      $  22,618,877
                                                         =============      =============      =============

                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)......................   $     100,083      $      (3,743)     $     (50,908)
    Net realized gain (loss) on investments...........             584              4,307             16,617
    Realized gain distribution received...............              --                 --                 --
    Change in unrealized appreciation (depreciation)
      on investments..................................         730,172            660,013          1,056,186
                                                         -------------      -------------      -------------
      Net increase (decrease) in net assets resulting
        from operations...............................         830,839            660,577          1,021,895
                                                         -------------      -------------      -------------
  Contributions and (Withdrawals):
    Payments received from policyowners...............       6,487,226          6,647,592         12,366,489
    Policyowners' surrenders..........................         (20,173)           (24,107)           (42,443)
    Policyowners' annuity and death benefits..........              --                 --                 --
    Net transfers from (to) Fixed Account.............         777,923            754,227          1,429,279
    Transfers between Investment Divisions............         506,598            392,621            967,172
                                                         -------------      -------------      -------------
      Net contributions and (withdrawals).............       7,751,574          7,770,333         14,720,497
                                                         -------------      -------------      -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account................          (1,754)            (1,225)            (1,707)
                                                         -------------      -------------      -------------
        Increase (decrease) in net assets.............       8,580,659          8,429,685         15,740,685
NET ASSETS:
    Beginning of year.................................              --                 --                 --
                                                         -------------      -------------      -------------
    End of year.......................................   $   8,580,659      $   8,429,685      $  15,740,685
                                                         =============      =============      =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                               MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--   INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $      75,068      $     536,713      $      48,214      $   4,572,088      $     289,627
             2,824            (23,739)             8,375             75,226              8,627
                --                 --                 --                 --                 --
         1,397,565           (461,521)           660,345           (427,034)         2,344,601
     -------------      -------------      -------------      -------------      -------------
         1,475,457             51,453            716,934          4,220,280          2,642,855
     -------------      -------------      -------------      -------------      -------------
        12,558,709         11,550,843          7,989,297         62,557,554         30,225,134
          (148,820)          (111,045)           (30,782)          (510,614)          (126,507)
            (9,982)           (21,357)                --            (16,408)                --
         1,967,194          1,798,730            864,374          6,778,138          3,826,016
           767,872           (163,918)           259,250          3,406,645          1,550,382
     -------------      -------------      -------------      -------------      -------------
        15,134,973         13,053,253          9,082,139         72,215,315         35,475,025
     -------------      -------------      -------------      -------------      -------------
            (2,880)              (410)            (1,506)            (8,981)            (5,577)
     -------------      -------------      -------------      -------------      -------------
        16,607,550         13,104,296          9,797,567         76,426,614         38,112,303
                --                 --                 --                 --                 --
     -------------      -------------      -------------      -------------      -------------
     $  16,607,550      $  13,104,296      $   9,797,567      $  76,426,614      $  38,112,303
     =============      =============      =============      =============      =============

      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
     $     (42,984)     $     151,742      $     132,011       $      33,732      $      16,252
           101,617              8,420              5,578               2,148              1,536
                --                 --                 --                  --                 --
           924,548            318,435          1,078,395             269,166            406,307
     -------------      -------------      -------------       -------------      -------------
           983,181            478,597          1,215,984             305,046            424,095
     -------------      -------------      -------------       -------------      -------------
        10,104,785          9,409,022         11,071,138           2,939,211          4,252,337
           (63,684)           (64,750)           (45,141)            (20,244)           (12,409)
                --             (1,839)            (1,873)                 --                 --
         1,588,488          1,240,638          1,672,577             494,253            786,074
         1,007,218            626,032            604,755             235,857            257,778
     -------------      -------------      -------------       -------------      -------------
        12,636,807         11,209,103         13,301,456           3,649,077          5,283,780
     -------------      -------------      -------------       -------------      -------------
            (1,549)              (941)            (2,453)               (625)              (878)
     -------------      -------------      -------------       -------------      -------------
        13,618,439         11,686,759         14,514,987           3,953,498          5,706,997
                --                 --                 --                  --                 --
     -------------      -------------      -------------       -------------      -------------
     $  13,618,439      $  11,686,759      $  14,514,987       $   3,953,498      $   5,706,997
     =============      =============      =============       =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                             MainStay VP        MainStay VP
                                                             Eagle Asset        Lord Abbett       Alger American
                                                              Management         Developing           Small
                                                           Growth Equity--        Growth--       Capitalization--
                                                            Service Class      Service Class      Class S Shares
                                                           ----------------   ----------------   ----------------
                                                                 2003               2003               2003
                                                           ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..........................   $     (18,715)     $     (14,763)     $     (12,957)
   Net realized gain (loss) on investments...............           8,458              9,907              3,323
   Realized gain distribution received...................              --                 --                 --
   Change in unrealized appreciation (depreciation) on
     investments.........................................         401,277            162,697            265,197
                                                            -------------      -------------      -------------
     Net increase (decrease) in net assets resulting from
       operations........................................         391,020            157,841            255,563
                                                            -------------      -------------      -------------
 Contributions and (Withdrawals):
   Payments received from policyowners...................       5,659,004          3,453,771          3,487,235
   Policyowners' surrenders..............................         (26,883)           (22,215)           (12,836)
   Policyowners' annuity and death benefits..............              --                 --                 --
   Net transfers from (to) Fixed Account.................         760,252            385,802            381,569
   Transfers between Investment Divisions................         332,119            263,554            246,929
                                                            -------------      -------------      -------------
     Net contributions and (withdrawals).................       6,724,492          4,080,912          4,102,897
                                                            -------------      -------------      -------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained
     by the Separate Account.............................            (758)              (157)              (395)
                                                            -------------      -------------      -------------
       Increase (decrease) in net assets.................       7,114,754          4,238,596          4,358,065
NET ASSETS:
   Beginning of year.....................................              --                 --                 --
                                                            -------------      -------------      -------------
   End of year...........................................   $   7,114,754      $   4,238,596      $   4,358,065
                                                            =============      =============      =============


                                                           Janus Aspen Series
                                                               Worldwide        MFS(R) INVESTORS        MFS(R)
                                                                GROWTH--         TRUST SERIES--    RESEARCH SERIES--
                                                             SERVICE SHARES      SERVICE CLASS       SERVICE CLASS
                                                           ------------------   ----------------   -----------------
                                                                  2003                2003               2003
                                                           ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..........................     $      (9,168)     $      (4,088)      $      (6,664)
   Net realized gain (loss) on investments...............             5,488              2,765                 890
   Realized gain distribution received...................                --                 --                  --
   Change in unrealized appreciation (depreciation) on
     investments.........................................           552,083             69,400             119,316
                                                              -------------      -------------       -------------
     Net increase (decrease) in net assets resulting from
       operations........................................           548,403             68,077             113,542
                                                              -------------      -------------       -------------
 Contributions and (Withdrawals):
   Payments received from policyowners...................         5,688,873            840,705           1,261,053
   Policyowners' surrenders..............................           (25,856)            (2,718)             (2,817)
   Policyowners' annuity and death benefits..............                --                 --                  --
   Net transfers from (to) Fixed Account.................           756,492            177,860             189,489
   Transfers between Investment Divisions................           203,774             35,184             212,793
                                                              -------------      -------------       -------------
     Net contributions and (withdrawals).................         6,623,283          1,051,031           1,660,518
                                                              -------------      -------------       -------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained
     by the Separate Account.............................            (1,192)              (151)               (252)
                                                              -------------      -------------       -------------
       Increase (decrease) in net assets.................         7,170,494          1,118,957           1,773,808
NET ASSETS:
   Beginning of year.....................................                --                 --                  --
                                                              -------------      -------------       -------------
   End of year...........................................     $   7,170,494      $   1,118,957       $   1,773,808
                                                              =============      =============       =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(c) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

       DREYFUS IP
       TECHNOLOGY      FIDELITY(R) VIP    FIDELITY(R) VIP    FIDELITY(R) VIP       JANUS ASPEN
        GROWTH--       CONTRAFUND(R)--    EQUITY-INCOME--       MID CAP--       SERIES BALANCED--
     SERVICE SHARES    SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES
    ----------------   ----------------   ----------------   ----------------   -----------------
          2003               2003               2003             2003(c)              2003
-------------------------------------------------------------------------------------------------
     $     (28,950)     $     (62,633)     $     (54,055)     $      (9,128)      $     128,799
            30,527              7,697              9,678              5,852               5,656
                --                 --                 --                 --                  --
           467,105          1,333,185          1,500,408            297,094             917,096
     -------------      -------------      -------------      -------------       -------------
           468,682          1,278,249          1,456,031            293,818           1,051,551
     -------------      -------------      -------------      -------------       -------------
         6,715,921         14,442,367         13,722,795          1,861,787          20,254,818
           (22,108)           (72,874)           (69,883)           (36,974)           (105,144)
                --                 --             (8,028)                --                  --
           585,804          2,527,803          1,661,505            316,111           3,134,124
           446,667          1,042,665            488,394          2,629,850             302,659
     -------------      -------------      -------------      -------------       -------------
         7,726,284         17,939,961         15,794,783          4,770,774          23,586,457
     -------------      -------------      -------------      -------------       -------------
              (670)            (2,511)            (3,060)              (398)             (2,405)
     -------------      -------------      -------------      -------------       -------------
         8,194,296         19,215,699         17,247,754          5,064,194          24,635,603
                --                 --                 --                 --                  --
     -------------      -------------      -------------      -------------       -------------
     $   8,194,296      $  19,215,699      $  17,247,754      $   5,064,194       $  24,635,603
     =============      =============      =============      =============       =============

                          NEUBERGER
                          BERMAN AMT                          VAN KAMPEN UIF
    MFS(R) UTILITIES       MID-CAP         T. ROWE PRICE         EMERGING
        SERIES--           GROWTH--        EQUITY INCOME     MARKETS EQUITY--
     SERVICE CLASS         CLASS S         PORTFOLIO--II         CLASS II
    ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003
-----------------------------------------------------------------------------
     $        (295)     $      (1,867)     $      28,151      $      (6,522)
                 4                231            (11,111)            30,499
                --                 --                 --                 --
            11,177             27,641          1,323,740            234,981
     -------------      -------------      -------------      -------------
            10,886             26,005          1,340,780            258,958
     -------------      -------------      -------------      -------------
           137,548            208,242         13,752,482          1,877,349
                --             (2,463)           (69,148)            (5,182)
                --                 --            (22,489)                --
             9,469            262,967          1,917,938            149,329
               (17)            23,747            911,110            591,097
     -------------      -------------      -------------      -------------
           147,000            492,493         16,489,893          2,612,593
     -------------      -------------      -------------      -------------
               (14)               (50)            18,413               (392)
     -------------      -------------      -------------      -------------
           157,872            518,448         17,849,086          2,871,159
                --                 --                 --                 --
     -------------      -------------      -------------      -------------
     $     157,872      $     518,448      $  17,849,086      $   2,871,159
     =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-III ("Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages(R) Access Variable Annuity and MainStay Access Variable Annuity), Series III policies (LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity), Series IV policies (LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity), Series V policies (LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity) and Series VI policies (LifeStages(R) Premium Plus II Variable Annuity, MainStay Premium Plus II Variable Annuity and AmSouth Premium Plus II Variable Annuity). Sales of the Series II policies were discontinued effective February 28, 2003 for the LifeStages(R) Access Variable Annuity and October 14, 2002 for the MainStay Access Variable Annuity. This account was established to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Variable Insurance Funds, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co. LLC, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

  The following investment divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond--Initial Class
MainStay VP Capital Appreciation--Initial Class
MainStay VP Cash Management
MainStay VP Convertible--Initial Class
MainStay VP Equity Income--Initial Class
MainStay VP Government--Initial Class
MainStay VP Growth Equity--Initial Class
MainStay VP High Yield Corporate Bond--Initial Class
MainStay VP Indexed Equity--Initial Class
MainStay VP International Equity--Initial Class
MainStay VP Mid Cap Core--Initial Class
MainStay VP Mid Cap Growth--Initial Class
MainStay VP Small Cap Growth--Initial Class
MainStay VP Total Return--Initial Class
MainStay VP Value--Initial Class
MainStay VP American Century Income &
  Growth--Initial Class
MainStay VP Dreyfus Large Company Value--Initial Class
MainStay VP Eagle Asset Management Growth
  Equity--Initial Class
MainStay VP Lord Abbett Developing Growth--
  Initial Class
Alger American Small Capitalization--Class O Shares
AmSouth Enhanced Market Fund
AmSouth International Equity Fund
AmSouth Large Cap Fund
AmSouth Mid Cap Fund
Calvert Social Balanced
Dreyfus IP Technology Growth--Initial Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
MFS(R) Investors Trust Series--Initial Class

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth--Class I
T. Rowe Price Equity Income Portfolio
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Equity--Class I
MainStay VP Bond--Service Class
MainStay VP Capital Appreciation--Service Class
MainStay VP Convertible--Service Class
MainStay VP Equity Income--Service Class
MainStay VP Government--Service Class
MainStay VP Growth Equity--Service Class
MainStay VP High Yield Corporate Bond--Service Class
MainStay VP Indexed Equity--Service Class
MainStay VP International Equity--Service Class
MainStay VP Mid Cap Core--Service Class
MainStay VP Mid Cap Growth--Service Class
MainStay VP Small Cap Growth--Service Class
MainStay VP Total Return--Service Class
MainStay VP Value--Service Class
MainStay VP American Century Income & Growth--
  Service Class
MainStay VP Dreyfus Large Company Value--
  Service Class
MainStay Eagle Asset Management Growth
  Equity--Service Class
MainStay VP Lord Abbett Developing Growth--
  Service Class
Alger American Small Capitalization--Class S Shares
Dreyfus IP Technology Growth--Service Shares
Fidelity(R) VIP Contrafund(R)--Service Class 2
Fidelity(R) VIP Equity-Income--Service Class 2
Fidelity(R) VIP Mid Cap--Service Class 2
Janus Aspen Series Balanced--Service Shares
Janus Aspen Series Worldwide Growth--Service Shares
MFS(R) Investors Trust Series--Service Class
MFS(R) Research Series--Service Class
MFS(R) Utilities Series--Service Class
Neuberger Berman AMT Mid-Cap Growth--Class S
T. Rowe Price Equity Income Portfolio--II
Van Kampen UIF Emerging Markets Equity--Class II

  Not all investment divisions are available under all policies.

  For all policies within Series I, III, IV, V and VI, initial premium payments are allocated to the Investment Divisions, Fixed Account(s) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For Series IV policies, there are two Fixed Accounts available, a one year and a three year Fixed Account. For Series I, III, IV, V and VI, subsequent premium payments are allocated to the Investment Divisions, one year Fixed Account, three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the Business Day they are received. For Series II policies, subsequent premium payments are not permitted. In those states where NYLIAC offers a single premium version of the Series III policies, only one premium payment is allowed. In those states where NYLIAC offers a modified version of the Series IV and V policies, subsequent premium payments are allowed only during the first policy year. In addition, for Series I, II, III, V and VI policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC subject to certain restrictions. For Series IV policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one year Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2003, the investments of the Separate Account are as follows:


                                                                                  MAINSTAY VP
                                                            MAINSTAY VP             CAPITAL             MAINSTAY VP
                                                              BOND--             APPRECIATION--            CASH
                                                           INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                                                           --------------------------------------------------------
Number of shares.........................................       20,993                 20,055              240,252
Identified cost..........................................     $284,161               $609,782           $  240,260


                                                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                               MID CAP               MID CAP              SMALL CAP
                                                               CORE--               GROWTH--              GROWTH--
                                                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                                                            ---------------------------------------------------------
Number of shares..........................................        3,658                 6,412                  6,672
Identified cost...........................................     $ 33,451              $ 52,232             $   54,981

  Investment activity for the year ended December 31, 2003, was as follows:


                                                                                  MAINSTAY VP
                                                            MAINSTAY VP             CAPITAL             MAINSTAY VP
                                                              BOND--             APPRECIATION--            CASH
                                                           INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                                                           --------------------------------------------------------
Purchases................................................     $ 80,212               $ 21,876           $  797,222
Proceeds from sales......................................       61,395                 43,995              922,366


                                                            MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                              MID CAP               MID CAP              SMALL CAP
                                                              CORE--               GROWTH--              GROWTH--
                                                           INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                                                           ---------------------------------------------------------
Purchases................................................     $ 14,641              $ 33,386             $   30,823
Proceeds from sales......................................        3,450                 2,349                  5,190

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
         20,851            10,236            23,372            17,127             83,093            28,108             4,074
       $228,463          $ 95,121          $257,543          $405,439           $754,935          $717,959          $ 41,642

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
         16,646            16,873             5,232             4,890            10,402             3,860              4,233
       $312,942          $256,545          $ 56,310          $ 48,380          $161,543          $ 34,556           $ 65,284


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
       $ 46,299          $ 27,944          $ 98,962          $ 18,150           $255,627          $ 60,617          $183,318
         13,119             5,101           131,426            32,210             84,299            54,710           173,526

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
       $ 21,914          $ 23,787          $  9,074          $ 10,165          $ 13,318          $ 10,653           $ 34,841
         25,056            19,363            14,067            12,608            13,729             5,646             33,415

--------------------------------------------------------------------------------


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                             MARKET FUND       EQUITY FUND       LARGE CAP FUND       MID CAP FUND       BALANCED
                            ----------------------------------------------------------------------------------------
Number of shares..........          306               41                 462                 189           22,290
Identified cost...........     $  2,391         $    317            $  3,777            $  1,326         $ 42,135

                                                                                                        VAN KAMPEN
                                                NEUBERGER                                                   UIF
                                MFS(R)         BERMAN AMT                               VAN ECK          EMERGING
                              UTILITIES          MID-CAP         T. ROWE PRICE         WORLDWIDE          MARKETS
                               SERIES--         GROWTH--             EQUITY               HARD           EQUITY--
                            INITIAL CLASS        CLASS I        INCOME PORTFOLIO         ASSETS           CLASS I
                            ----------------------------------------------------------------------------------------
Number of shares..........          135              544               8,576               1,218            4,492
Identified cost...........     $  1,760         $  7,499            $157,810            $ 14,077         $ 40,089


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                             MARKET FUND       EQUITY FUND       LARGE CAP FUND       MID CAP FUND       BALANCED
                            ----------------------------------------------------------------------------------------
Purchases.................     $    674         $    175            $  1,003            $    411         $  9,602
Proceeds from sales.......          165               20                 235                  73            2,919

                                                                                                        VAN KAMPEN
                                                NEUBERGER                                                   UIF
                                MFS(R)         BERMAN AMT                               VAN ECK          EMERGING
                              UTILITIES          MID-CAP         T. ROWE PRICE         WORLDWIDE          MARKETS
                               SERIES--         GROWTH--             EQUITY               HARD           EQUITY--
                            INITIAL CLASS        CLASS I        INCOME PORTFOLIO         ASSETS           CLASS I
                            ----------------------------------------------------------------------------------------
Purchases.................     $  1,403         $  4,945            $ 35,550            $  8,049         $409,273
Proceeds from sales.......          437              836              10,454               3,521          410,915

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                              JANUS ASPEN
                                                            JANUS ASPEN         SERIES            MFS(R)
      DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES           WORLDWIDE         INVESTORS          MFS(R)
      TECHNOLOGY            VIP               VIP           BALANCED--         GROWTH--            TRUST           RESEARCH
       GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
          3,565            15,065             9,764            28,171            11,412             1,967             3,076
       $ 27,034          $351,283          $220,148          $696,376          $462,649          $ 35,507          $ 54,420

                                                                              JANUS ASPEN
                                                            JANUS ASPEN         SERIES            MFS(R)
      DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES           WORLDWIDE         INVESTORS          MFS(R)
      TECHNOLOGY            VIP               VIP           BALANCED--         GROWTH--            TRUST           RESEARCH
       GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
       $ 27,593          $ 31,740          $ 26,448          $ 53,784          $ 98,037          $  3,126          $  3,444
         10,352            20,980            16,541            77,320           128,112             3,937             4,988

--------------------------------------------------------------------------------


                                                                                 MAINSTAY VP
                                                           MAINSTAY VP             CAPITAL              MAINSTAY VP
                                                             BOND--             APPRECIATION--         CONVERTIBLE--
                                                          SERVICE CLASS         SERVICE CLASS          SERVICE CLASS
                                                          -----------------------------------------------------------
Number of shares........................................       1,414                     722                 2,098
Identified cost.........................................    $ 19,909                $ 14,022              $ 21,742


                                                           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                             MID CAP              SMALL CAP               TOTAL
                                                            GROWTH--              GROWTH--               RETURN--
                                                          SERVICE CLASS         SERVICE CLASS         SERVICE CLASS
                                                          ----------------------------------------------------------
Number of shares........................................       1,669                 1,373                    736
Identified cost.........................................    $ 14,726              $ 12,730               $ 11,400


                                                                                 MAINSTAY VP
                                                           MAINSTAY VP             CAPITAL              MAINSTAY VP
                                                             BOND--             APPRECIATION--         CONVERTIBLE--
                                                          SERVICE CLASS         SERVICE CLASS          SERVICE CLASS
                                                          -----------------------------------------------------------
Purchases...............................................    $ 20,384               $ 14,113               $ 22,078
Proceeds from sales.....................................         466                     94                    346


                                                           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                             MID CAP              SMALL CAP               TOTAL
                                                            GROWTH--              GROWTH--               RETURN--
                                                          SERVICE CLASS         SERVICE CLASS         SERVICE CLASS
                                                          ----------------------------------------------------------
Purchases...............................................    $ 15,143               $ 13,697              $ 11,636
Proceeds from sales.....................................         434                  1,068                   245

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


      MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
        EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL      MAINSTAY VP
       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--       MID CAP CORE--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------------------
          1,565             1,226               524              8,155             1,707               710               768
       $ 15,255          $ 13,604          $  9,165           $ 77,060          $ 35,871          $  7,873          $  7,792

                        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                         AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
                          CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN         DREYFUS IP
      MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL           TECHNOLOGY
        VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--      GROWTH--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------------
            974               383               563               627               496                252               955
       $ 13,477          $  3,695          $  5,316          $  6,733          $  4,087           $  4,103          $  7,750


      MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
        EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL      MAINSTAY VP
       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--       MID CAP CORE--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------------------
       $ 15,316          $ 14,288          $  9,303           $ 78,511          $ 36,056          $  7,911          $  7,842
             64               661               147              1,526               193                38                54

                        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                         AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
                          CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN         DREYFUS IP
      MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL           TECHNOLOGY
        VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--      GROWTH--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------------
       $ 13,553          $  3,791          $  5,364          $  6,901          $  4,172           $  4,126          $  8,045
             82                98                49               176                95                 26               326

--------------------------------------------------------------------------------

                                                     FIDELITY(R)                                              JANUS ASPEN
                                  FIDELITY(R)            VIP            FIDELITY(R)        JANUS ASPEN          SERIES
                                      VIP              EQUITY-            VIP MID            SERIES            WORLDWIDE
                                CONTRAFUND(R)--       INCOME--         CAP-- SERVICE       BALANCED--          GROWTH--
                                SERVICE CLASS 2    SERVICE CLASS 2        CLASS 2        SERVICE SHARES     SERVICE SHARES
                                -------------------------------------------------------------------------------------------
Number of shares..............          840                753                212              1,037                280
Identified cost...............     $ 17,933           $ 15,793           $  4,776           $ 23,789           $  6,638


                                                     FIDELITY(R)                                              JANUS ASPEN
                                  FIDELITY(R)            VIP            FIDELITY(R)        JANUS ASPEN          SERIES
                                      VIP              EQUITY-            VIP MID            SERIES            WORLDWIDE
                                CONTRAFUND(R)--       INCOME--         CAP-- SERVICE       BALANCED--          GROWTH--
                                SERVICE CLASS 2    SERVICE CLASS 2        CLASS 2        SERVICE SHARES     SERVICE SHARES
                                -------------------------------------------------------------------------------------------
Purchases.....................     $ 18,048           $ 15,961           $  4,872           $ 24,231           $  6,760
Proceeds from sales...........          123                178                102                447                127

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                           VAN KAMPEN
        MFS(R)                                           NEUBERGER                            UIF
      INVESTORS          MFS(R)           MFS(R)         BERMAN AMT     T. ROWE PRICE       EMERGING
        TRUST           RESEARCH        UTILITIES         MID-CAP           EQUITY          MARKETS
       SERIES--         SERIES--         SERIES--         GROWTH--          INCOME          EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       CLASS S       PORTFOLIO--II       CLASS II
    ---------------------------------------------------------------------------------------------------
             69              134               10               34              886              318
       $  1,053         $  1,660         $    147         $    492         $ 16,551         $  2,642

                                                                                           VAN KAMPEN
        MFS(R)                                           NEUBERGER                            UIF
      INVESTORS          MFS(R)           MFS(R)         BERMAN AMT     T. ROWE PRICE       EMERGING
        TRUST           RESEARCH        UTILITIES         MID-CAP           EQUITY          MARKETS
       SERIES--         SERIES--         SERIES--         GROWTH--          INCOME          EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       CLASS S       PORTFOLIO--II       CLASS II
    ---------------------------------------------------------------------------------------------------
       $  1,111         $  1,685         $    147         $    496         $ 16,707         $  3,390
             62               26               --                3              144              778

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV, V, and VI policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III and LifeStages(R) Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III and MainStay Premium Plus II Variable Annuity and AmSouth Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge.

  For the LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

  For LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

  All surrender charges are recorded with policyowners' surrenders in the accompanying statement of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III, V and VI policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies, this charge is $40 per policy (may be lower in some states). For Series III, IV, and VI policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II, III, IV, V and VI policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV, V and VI policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45%, 1.85% and 1.75%, respectively of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2003 and 2002 were as follows:


                                                                                                       MAINSTAY VP
                                                                   MAINSTAY VP                           CAPITAL
                                                                     BOND--                          APPRECIATION--
                                                                  INITIAL CLASS                       INITIAL CLASS
                                                            -------------------------           -------------------------
                                                             2003             2002(a)            2003             2002(a)
                                                            -------------------------------------------------------------
SERIES I POLICIES
Units Issued............................................        728            4,226                578               992
Units Redeemed..........................................     (2,394)          (1,283)            (2,779)           (4,650)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................     (1,666)           2,943             (2,201)           (3,658)
                                                            =======           =======           =======           =======
SERIES II POLICIES
Units Issued............................................         30              151                  1                28
Units Redeemed..........................................        (79)             (77)               (15)              (40)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................        (49)              74                (14)              (12)
                                                            =======           =======           =======           =======
SERIES III POLICIES
Units Issued............................................      2,704            2,928              1,861             1,738
Units Redeemed..........................................     (1,053)             (96)              (211)             (441)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................      1,651            2,832              1,650             1,297
                                                            =======           =======           =======           =======
SERIES IV POLICIES
Units Issued............................................      1,268              576                577               397
Units Redeemed..........................................       (287)              (5)               (30)               (1)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................        981              571                547               396
                                                            =======           =======           =======           =======
SERIES V POLICIES
Units Issued............................................         28               13                  4                 1
Units Redeemed..........................................         (8)              --                 --                --
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................         20               13                  4                 1
                                                            =======           =======           =======           =======
SERIES VI POLICIES
Units Issued............................................         --               --                 --                --
Units Redeemed..........................................         --               --                 --                --
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................         --               --                 --                --
                                                            =======           =======           =======           =======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
       MAINSTAY VP        CONVERTIBLE--      EQUITY INCOME--      GOVERNMENT--
     CASH MANAGEMENT      INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
    -----------------   -----------------   -----------------   -----------------
    2003(b)   2002(a)    2003     2002(a)    2003     2002(a)    2003     2002(a)
    -----------------------------------------------------------------------------
    16,976    57,342      1,318    1,258      1,161    3,820        801     8,021
    (94,625)  (54,568)     (707)  (1,176)      (338)    (223)    (4,878)   (1,054)
    -------   -------   -------   -------   -------   -------   -------   -------
    (77,649)   2,774        611       82        823    3,597     (4,077)    6,967
    =======   =======   =======   =======   =======   =======   =======   =======
     8,111    21,890         10       73          8       68         61       195
    (30,445)  (11,353)      (51)     (63)       (10)     (12)      (186)      (36)
    -------   -------   -------   -------   -------   -------   -------   -------
    (22,334)  10,537        (41)      10         (2)      56       (125)      159
    =======   =======   =======   =======   =======   =======   =======   =======
    38,546    41,442      2,022    1,790      1,215    1,695      3,379     3,157
    (55,519)  (6,015)      (171)    (207)      (118)     (30)    (2,204)     (113)
    -------   -------   -------   -------   -------   -------   -------   -------
    (16,973)  35,427      1,851    1,583      1,097    1,665      1,175     3,044
    =======   =======   =======   =======   =======   =======   =======   =======
    23,094     7,273        715      398        726      437      1,547       869
    (11,450)  (2,324)       (28)      (2)       (34)     (15)      (771)       (4)
    -------   -------   -------   -------   -------   -------   -------   -------
    11,644     4,949        687      396        692      422        776       865
    =======   =======   =======   =======   =======   =======   =======   =======
     2,390       200         14        1         15       14         47        16
      (469)      (30)        --       --         --       --        (15)       --
    -------   -------   -------   -------   -------   -------   -------   -------
     1,921       170         14        1         15       14         32        16
    =======   =======   =======   =======   =======   =======   =======   =======
     7,586        --         --       --         --       --         --        --
    (4,699)       --         --       --         --       --         --        --
    -------   -------   -------   -------   -------   -------   -------   -------
     2,887        --         --       --         --       --         --        --
    =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------



                                                                                                       MAINSTAY VP
                                                                    MAINSTAY VP                         HIGH YIELD
                                                                  GROWTH EQUITY--                    CORPORATE BOND--
                                                                   INITIAL CLASS                      INITIAL CLASS
                                                              ------------------------           ------------------------
                                                               2003            2002(a)            2003            2002(a)
                                                              -----------------------------------------------------------
SERIES I POLICIES
Units Issued..............................................       286            1,076             5,528            2,095
Units Redeemed............................................    (1,556)          (2,564)           (2,766)          (2,845)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................    (1,270)          (1,488)            2,762             (750)
                                                              ======           ======            ======           ======
SERIES II POLICIES
Units Issued..............................................         5               35               242              157
Units Redeemed............................................       (72)             (46)             (122)             (51)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       (67)             (11)              120              106
                                                              ======           ======            ======           ======
SERIES III POLICIES
Units Issued..............................................     1,067            1,944             5,210            3,178
Units Redeemed............................................      (321)            (320)             (411)            (233)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       746            1,624             4,799            2,945
                                                              ======           ======            ======           ======
SERIES IV POLICIES
Units Issued..............................................       535              369             2,072              785
Units Redeemed............................................       (32)              (2)              (89)              (9)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       503              367             1,983              776
                                                              ======           ======            ======           ======
SERIES V POLICIES
Units Issued..............................................        20                2               110                6
Units Redeemed............................................        --               --                (4)              --
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................        20                2               106                6
                                                              ======           ======            ======           ======
SERIES VI POLICIES
Units Issued..............................................        --               --                --               --
Units Redeemed............................................        --               --                --               --
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................        --               --                --               --
                                                              ======           ======            ======           ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                  MAINSTAY VP        MAINSTAY VP
      MAINSTAY VP           MAINSTAY VP             MID CAP            MID CAP
    INDEXED EQUITY--   INTERNATIONAL EQUITY--        CORE--            GROWTH--
     INITIAL CLASS         INITIAL CLASS         INITIAL CLASS      INITIAL CLASS
    ----------------   ----------------------   ----------------   ----------------
     2003    2002(a)     2003       2002(a)      2003    2002(a)    2003    2002(a)
    -------------------------------------------------------------------------------
       707    1,462        495          512        585    1,212     2,332      965
    (2,167)  (4,453)      (199)        (116)      (212)     (74)     (102)     (52)
    ------   ------     ------       ------     ------   ------    ------   ------
    (1,460)  (2,991)       296          396        373    1,138     2,230      913
    ======   ======     ======       ======     ======   ======    ======   ======
        24       59        131           27          8        9         6       13
       (47)     (33)      (120)         (25)        (1)      (1)       (6)      (1)
    ------   ------     ------       ------     ------   ------    ------   ------
       (23)      26         11            2          7        8        --       12
    ======   ======     ======       ======     ======   ======    ======   ======
     3,350    4,448        712          360        641      405     1,364      586
      (303)    (362)       (83)         (13)       (21)     (10)      (69)     (19)
    ------   ------     ------       ------     ------   ------    ------   ------
     3,047    4,086        629          347        620      395     1,295      567
    ======   ======     ======       ======     ======   ======    ======   ======
     1,231      665        219           81        253      162       409      200
       (52)      (5)        (8)          (1)       (12)     (10)      (16)      (1)
    ------   ------     ------       ------     ------   ------    ------   ------
     1,179      660        211           80        241      152       393      199
    ======   ======     ======       ======     ======   ======    ======   ======
        13        8          4            1          3        1         5        2
        --       --         --           --         --       --        --       --
    ------   ------     ------       ------     ------   ------    ------   ------
        13        8          4            1          3        1         5        2
    ======   ======     ======       ======     ======   ======    ======   ======
        --       --         --           --         --       --        --       --
        --       --         --           --         --       --        --       --
    ------   ------     ------       ------     ------   ------    ------   ------
        --       --         --           --         --       --        --       --
    ======   ======     ======       ======     ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                       MAINSTAY VP
                                                        SMALL CAP         MAINSTAY VP
                                                         GROWTH--        TOTAL RETURN--
                                                      INITIAL CLASS      INITIAL CLASS
                                                     ----------------   ----------------
                                                      2003    2002(a)    2003    2002(a)
                                                     -----------------------------------
SERIES I POLICIES
Units Issued.......................................   1,825    1,455       268      585
Units Redeemed.....................................    (248)    (141)   (1,327)  (2,711)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................   1,577    1,314    (1,059)  (2,126)
                                                     ======   ======    ======   ======
SERIES II POLICIES
Units Issued.......................................       7       11         4       18
Units Redeemed.....................................      (2)      (1)      (40)     (42)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................       5       10       (36)     (24)
                                                     ======   ======    ======   ======
SERIES III POLICIES
Units Issued.......................................   1,184      753     1,241    1,130
Units Redeemed.....................................     (87)     (54)     (135)     (85)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................   1,097      699     1,106    1,045
                                                     ======   ======    ======   ======
SERIES IV POLICIES
Units Issued.......................................     504      245       435      237
Units Redeemed.....................................     (21)      (2)      (24)      (1)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................     483      243       411      236
                                                     ======   ======    ======   ======
SERIES V POLICIES
Units Issued.......................................       9        2        26        1
Units Redeemed.....................................      --       --        (1)      --
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................       9        2        25        1
                                                     ======   ======    ======   ======
SERIES VI POLICIES
Units Issued.......................................      --       --        --       --
Units Redeemed.....................................      --       --        --       --
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................      --       --        --       --
                                                     ======   ======    ======   ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                 MAINSTAY VP
                          MAINSTAY VP         MAINSTAY VP        EAGLE ASSET
      MAINSTAY VP       AMERICAN CENTURY     DREYFUS LARGE        MANAGEMENT
        VALUE--        INCOME & GROWTH--    COMPANY VALUE--    GROWTH EQUITY--
     INITIAL CLASS       INITIAL CLASS       INITIAL CLASS      INITIAL CLASS
    ----------------   ------------------   ----------------   ----------------
     2003    2002(a)    2003     2002(a)     2003    2002(a)    2003    2002(a)
    ---------------------------------------------------------------------------
       451    1,536       221        473       301      493       176      707
    (1,053)  (1,312)   (1,308)      (605)   (1,208)    (390)     (733)  (1,869)
    ------   ------    ------     ------    ------   ------    ------   ------
      (602)     224    (1,087)      (132)     (907)     103      (557)  (1,162)
    ======   ======    ======     ======    ======   ======    ======   ======
        10       45        10         30         3        9        13       26
       (15)     (12)       (5)        (7)       (4)      (2)       (9)      (8)
    ------   ------    ------     ------    ------   ------    ------   ------
        (5)      33         5         23        (1)       7         4       18
    ======   ======    ======     ======    ======   ======    ======   ======
     1,046    1,899       488        348       540      448       989      794
      (141)    (222)      (68)       (11)      (53)    (120)     (142)    (237)
    ------   ------    ------     ------    ------   ------    ------   ------
       905    1,677       420        337       487      328       847      557
    ======   ======    ======     ======    ======   ======    ======   ======
       685      509       132         65       194      102       235      142
       (43)      (4)       (2)        --       (14)      (1)      (14)      (1)
    ------   ------    ------     ------    ------   ------    ------   ------
       642      505       130         65       180      101       221      141
    ======   ======    ======     ======    ======   ======    ======   ======
        16        6        --         --         3       --         4       --
        --       --        --         --        --       --        --       --
    ------   ------    ------     ------    ------   ------    ------   ------
        16        6        --         --         3       --         4       --
    ======   ======    ======     ======    ======   ======    ======   ======
        --       --        --         --        --       --        --       --
        --       --        --         --        --       --        --       --
    ------   ------    ------     ------    ------   ------    ------   ------
        --       --        --         --        --       --        --       --
    ======   ======    ======     ======    ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                         LORD ABBETT           ALGER AMERICAN
                                                     DEVELOPING GROWTH--   SMALL CAPITALIZATION--
                                                        INITIAL CLASS          CLASS O SHARES
                                                     -------------------   -----------------------
                                                       2003     2002(a)       2003       2002(a)
                                                     ---------------------------------------------
SERIES I POLICIES
Units Issued.......................................     581        167         338            501
Units Redeemed.....................................    (380)      (233)       (536)        (1,173)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................     201        (66)       (198)          (672)
                                                      =====      =====       =====         ======
SERIES II POLICIES
Units Issued.......................................      12         15           6             16
Units Redeemed.....................................      (3)        (2)        (34)            (6)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................       9         13         (28)            10
                                                      =====      =====       =====         ======
SERIES III POLICIES
Units Issued.......................................     455        170         778            487
Units Redeemed.....................................     (18)        (5)       (212)          (124)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................     437        165         566            363
                                                      =====      =====       =====         ======
SERIES IV POLICIES
Units Issued.......................................      92         42         135             46
Units Redeemed.....................................      (2)        --          (6)            --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................      90         42         129             46
                                                      =====      =====       =====         ======
SERIES V POLICIES
Units Issued.......................................       1         --           4             --
Units Redeemed.....................................      --         --          --             --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................       1         --           4             --
                                                      =====      =====       =====         ======
SERIES VI POLICIES
Units Issued.......................................      --         --          --             --
Units Redeemed.....................................      --         --          --             --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................      --         --          --             --
                                                      =====      =====       =====         ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        AMSOUTH           AMSOUTH
       ENHANCED        INTERNATIONAL        AMSOUTH           AMSOUTH
      MARKET FUND       EQUITY FUND     LARGE CAP FUND     MID CAP FUND
    ---------------   ---------------   ---------------   ---------------
    2003(b)   2002    2003(b)   2002    2003(b)   2002    2003(b)   2002
    ---------------------------------------------------------------------
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        68     151        16      20       125     219        51       84
       (14)    (39)       (1)    (13)      (32)    (50)       (8)      (8)
     -----    -----    -----    -----    -----    -----    -----    -----
        54     112        15       7        93     169        43       76
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        12      --         3      --        12      --         7       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        12      --         3      --        12      --         7       --
     =====    =====    =====    =====    =====    =====    =====    =====

--------------------------------------------------------------------------------



                                                          CALVERT             DREYFUS IP
                                                          SOCIAL         TECHNOLOGY GROWTH--
                                                         BALANCED           INITIAL SHARES
                                                     -----------------   --------------------
                                                     2003(b)   2002(a)     2003      2002(a)
                                                     ----------------------------------------
SERIES I POLICIES
Units Issued.......................................     155       211      1,387        545
Units Redeemed.....................................    (127)     (252)      (175)       (55)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      28       (41)     1,212        490
                                                     ======    ======     ======     ======
SERIES II POLICIES
Units Issued.......................................       2         5          4         21
Units Redeemed.....................................      (3)       (1)        (9)        (1)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      (1)        4         (5)        20
                                                     ======    ======     ======     ======
SERIES III POLICIES
Units Issued.......................................     502       323        963        299
Units Redeemed.....................................     (31)      (34)      (106)       (13)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................     471       289        857        286
                                                     ======    ======     ======     ======
SERIES IV POLICIES
Units Issued.......................................     175        38        162         51
Units Redeemed.....................................      (3)       --         (6)        --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................     172        38        156         51
                                                     ======    ======     ======     ======
SERIES V POLICIES
Units Issued.......................................       5         1          2         --
Units Redeemed.....................................      --        --         --         --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................       5         1          2         --
                                                     ======    ======     ======     ======
SERIES VI POLICIES
Units Issued.......................................      43        --         --         --
Units Redeemed.....................................      --        --         --         --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      43        --         --         --
                                                     ======    ======     ======     ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               JANUS ASPEN
                                            JANUS ASPEN           SERIES
      FIDELITY(R)        FIDELITY(R)           SERIES           WORLDWIDE
          VIP                VIP             BALANCED--          GROWTH--
    CONTRAFUND(R)--    EQUITY-INCOME--     INSTITUTIONAL      INSTITUTIONAL
     INITIAL CLASS      INITIAL CLASS          SHARES             SHARES
    ----------------   ----------------   ----------------   ----------------
     2003    2002(a)    2003    2002(a)    2003    2002(a)    2003    2002(a)
    -------------------------------------------------------------------------
       678    1,134       645    1,360       662    2,705       419    1,088
    (1,200)  (1,936)   (1,014)  (1,313)   (3,784)  (4,195)   (3,175)  (3,792)
    ------   ------    ------   ------    ------   ------    ------   ------
      (522)    (802)     (369)      47    (3,122)  (1,490)   (2,756)  (2,704)
    ======   ======    ======   ======    ======   ======    ======   ======
        14       32        14       33        18       80         5       49
        (6)      (7)       (7)      (9)      (37)     (61)      (23)      (9)
    ------   ------    ------   ------    ------   ------    ------   ------
         8       25         7       24       (19)      19       (18)      40
    ======   ======    ======   ======    ======   ======    ======   ======
     2,104    1,653     1,194    1,632     2,516    4,145     1,043    1,390
      (247)    (123)     (198)    (317)     (633)    (445)     (370)    (314)
    ------   ------    ------   ------    ------   ------    ------   ------
     1,857    1,530       996    1,315     1,883    3,700       673    1,076
    ======   ======    ======   ======    ======   ======    ======   ======
       682      428       526      274     1,225      891       414      268
       (37)      (3)      (23)      (4)      (77)      (7)      (22)      (1)
    ------   ------    ------   ------    ------   ------    ------   ------
       645      425       503      270     1,148      884       392      267
    ======   ======    ======   ======    ======   ======    ======   ======
        27        5        27        9        47        9         7       --
        (1)      --        (1)      --        (8)      --        --       --
    ------   ------    ------   ------    ------   ------    ------   ------
        26        5        26        9        39        9         7       --
    ======   ======    ======   ======    ======   ======    ======   ======
        --       --        --       --        --       --        --       --
        --       --        --       --        --       --        --       --
    ------   ------    ------   ------    ------   ------    ------   ------
        --       --        --       --        --       --        --       --
    ======   ======    ======   ======    ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                         MFS(R)            MFS(R)
                                                     INVESTORS TRUST      RESEARCH       MFS(R) UTILITIES
                                                        SERIES--          SERIES--           SERIES--
                                                      INITIAL CLASS     INITIAL CLASS      INITIAL CLASS
                                                     ---------------   ---------------   -----------------
                                                     2003    2002(a)   2003    2002(a)    2003    2002(a)
                                                     -----------------------------------------------------
SERIES I POLICIES
Units Issued.......................................    90       482     101       241       57        38
Units Redeemed.....................................  (343)     (647)   (429)     (991)      (5)       (8)
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................  (253)     (165)   (328)     (750)      52        30
                                                     =====    =====    =====    =====    =====     =====
SERIES II POLICIES
Units Issued.......................................     5        17       1         5        2         1
Units Redeemed.....................................    (1)       (5)     (5)       (7)      (1)       --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................     4        12      (4)       (2)       1         1
                                                     =====    =====    =====    =====    =====     =====
SERIES III POLICIES
Units Issued.......................................   145       307     206       328       82        67
Units Redeemed.....................................   (63)     (131)    (77)     (229)     (10)      (36)
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    82       176     129        99       72        31
                                                     =====    =====    =====    =====    =====     =====
SERIES IV POLICIES
Units Issued.......................................    71        57      64        45        4         4
Units Redeemed.....................................    (2)       --      (2)       --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    69        57      62        45        4         4
                                                     =====    =====    =====    =====    =====     =====
SERIES V POLICIES
Units Issued.......................................     6        --       1        --        1        --
Units Redeemed.....................................    --        --      --        --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................     6        --       1        --        1        --
                                                     =====    =====    =====    =====    =====     =====
SERIES VI POLICIES
Units Issued.......................................    --        --      --        --       --        --
Units Redeemed.....................................    --        --      --        --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    --        --      --        --       --        --
                                                     =====    =====    =====    =====    =====     =====

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                 VAN KAMPEN
    NEUBERGER BERMAN                                                 UIF
       AMT MID-CAP       T. ROWE PRICE         VAN ECK            EMERGING
        GROWTH--         EQUITY INCOME        WORLDWIDE       MARKETS EQUITY--
         CLASS I           PORTFOLIO         HARD ASSETS           CLASS I
    -----------------   ---------------   -----------------   -----------------
     2003    2002(a)    2003    2002(a)   2003(b)   2002(a)    2003    2002(a)
    ---------------------------------------------------------------------------
      279       213     1,172    2,380       183       409      233        276
      (17)      (12)    (603)     (722)      (92)      (73)    (285)      (235)
    -----     -----     -----    -----     -----     -----    -----     ------
      262       201      569     1,658        91       336      (52)        41
    =====     =====     =====    =====     =====     =====    =====     ======
        6         4       33        49        11         4       74         11
       (2)       --      (13)      (20)       (2)       (1)      (3)    (1,009)
    -----     -----     -----    -----     -----     -----    -----     ------
        4         4       20        29         9         3       71       (998)
    =====     =====     =====    =====     =====     =====    =====     ======
      212       159     1,439    1,697       227       229      238        342
      (19)       (6)    (218)     (180)      (27)       (5)     (29)       (23)
    -----     -----     -----    -----     -----     -----    -----     ------
      193       153     1,221    1,517       200       224      209        319
    =====     =====     =====    =====     =====     =====    =====     ======
       36        16      690       422        84        50       55         59
       (1)       --      (26)       (2)       (2)      (11)      (3)        (1)
    -----     -----     -----    -----     -----     -----    -----     ------
       35        16      664       420        82        39       52         58
    =====     =====     =====    =====     =====     =====    =====     ======
        7        --       32        14         4        --        1         --
       --        --       (1)       --        --        --       --         --
    -----     -----     -----    -----     -----     -----    -----     ------
        7        --       31        14         4        --        1         --
    =====     =====     =====    =====     =====     =====    =====     ======
       --        --       --        --        26        --       --         --
       --        --       --        --        --        --       --         --
    -----     -----     -----    -----     -----     -----    -----     ------
       --        --       --        --        26        --       --         --
    =====     =====     =====    =====     =====     =====    =====     ======

--------------------------------------------------------------------------------



                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................        318                250                348
Units Redeemed........................................        (22)                (2)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        296                248                347
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        644                475                709
Units Redeemed........................................         (4)                (1)                (2)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        640                474                707
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        602                407                649
Units Redeemed........................................        (10)                (1)                (5)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        592                406                644
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................         43                  8                 49
Units Redeemed........................................         (2)                --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         41                  8                 49
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        339                198                317
Units Redeemed........................................         (1)                (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        338                197                316
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               MAINSTAY VP
                                                                HIGH YIELD
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         CORPORATE         MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--         BOND--        INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
          208                289                162                 929                609
           (1)               (17)                --                  (9)                (3)
          ---                ---                ---               -----              -----
          207                272                162                 920                606
          ===                ===                ===               =====              =====
           --                 --                 --                  --                 --
           --                 --                 --                  --                 --
          ---                ---                ---               -----              -----
           --                 --                 --                  --                 --
          ===                ===                ===               =====              =====
          559                433                274               2,521              1,219
          (10)               (11)                (1)                (26)                (4)
          ---                ---                ---               -----              -----
          549                422                273               2,495              1,215
          ===                ===                ===               =====              =====
          445                435                294               2,234              1,040
           (3)               (10)                (1)                (10)                (2)
          ---                ---                ---               -----              -----
          442                425                293               2,224              1,038
          ===                ===                ===               =====              =====
           11                 43                  4                 256                121
           --                 --                 (1)                 (1)                (1)
          ---                ---                ---               -----              -----
           11                 43                  3                 255                120
          ===                ===                ===               =====              =====
          219                186                130                 811                417
           (1)                (1)                --                  (2)                (3)
          ---                ---                ---               -----              -----
          218                185                130                 809                414
          ===                ===                ===               =====              =====

--------------------------------------------------------------------------------



                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................        114                126                198
Units Redeemed........................................         --                 (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        114                125                197
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        255                237                434
Units Redeemed........................................         (1)                --                 (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        254                237                433
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        247                229                433
Units Redeemed........................................         (1)                (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        246                228                432
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................          7                 16                 16
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................          7                 16                 16
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        121                113                245
Units Redeemed........................................         --                 --                 (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        121                113                244
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
          194                172                224                  45                 73
           (2)                (1)                (1)                 --                 --
          ---                ---                ---                 ---                ---
          192                171                223                  45                 73
          ===                ===                ===                 ===                ===
           --                 --                 --                  --                 --
           --                 --                 --                  --                 --
          ---                ---                ---                 ---                ---
           --                 --                 --                  --                 --
          ===                ===                ===                 ===                ===
          385                401                442                 127                160
           (1)                (2)                (1)                 (1)                --
          ---                ---                ---                 ---                ---
          384                399                441                 126                160
          ===                ===                ===                 ===                ===
          356                300                393                 124                181
           (3)                (1)                (1)                 (1)                --
          ---                ---                ---                 ---                ---
          353                299                392                 123                181
          ===                ===                ===                 ===                ===
            8                 15                 14                   2                 12
           --                 --                 --                  --                 --
          ---                ---                ---                 ---                ---
            8                 15                 14                   2                 12
          ===                ===                ===                 ===                ===
          180                207                185                  53                 80
           --                 (2)                --                  --                 --
          ---                ---                ---                 ---                ---
          180                205                185                  53                 80
          ===                ===                ===                 ===                ===

--------------------------------------------------------------------------------


                                                          MainStay VP        MainStay VP
                                                          Eagle Asset        Lord Abbett       Alger American
                                                           Management         Developing           Small
                                                        Growth Equity--        Growth--       Capitalization--
                                                         Service Class      Service Class      Class S Shares
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................         74                 56                 55
Units Redeemed........................................         --                 (1)                --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         74                 55                 55
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        248                127                130
Units Redeemed........................................         (1)                --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        247                127                130
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        202                118                132
Units Redeemed........................................         (1)                (1)                --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        201                117                132
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................          6                  6                  2
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................          6                  6                  2
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        114                 61                 41
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        114                 61                 41
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(c) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                             JANUS ASPEN
      DREYFUS IP                                                            JANUS ASPEN         SERIES
      TECHNOLOGY     FIDELITY(R) VIP   FIDELITY(R) VIP     FIDELITY(R)         SERIES         WORLDWIDE
       GROWTH--      CONTRAFUND(R)--   EQUITY-INCOME--    VIP MID CAP--      BALANCED--        GROWTH--
    SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE SHARES   SERVICE SHARES
    --------------   ---------------   ---------------   ---------------   --------------   --------------
         2003             2003              2003             2003(c)            2003             2003
    ------------------------------------------------------------------------------------------------------
         105               321               253               199              413              122
          (1)               (3)               (2)               --               (3)              (1)
         ---               ---               ---               ---              ---              ---
         104               318               251               199              410              121
         ===               ===               ===               ===              ===              ===
          --                --                --                --               --               --
          --                --                --                --               --               --
         ---               ---               ---               ---              ---              ---
          --                --                --                --               --               --
         ===               ===               ===               ===              ===              ===
         248               617               505               110              781              223
          (1)               (1)               (1)               (3)              (2)              --
         ---               ---               ---               ---              ---              ---
         247               616               504               107              779              223
         ===               ===               ===               ===              ===              ===
         230               469               424                95              726              196
          --                (2)               (3)               --               (4)              (1)
         ---               ---               ---               ---              ---              ---
         230               467               421                95              722              195
         ===               ===               ===               ===              ===              ===
           9                29                71                 4               42                2
          --                (1)               --                --               --               --
         ---               ---               ---               ---              ---              ---
           9                28                71                 4               42                2
         ===               ===               ===               ===              ===              ===
         112               219               261                44              388               88
          --                --                (1)               --               (1)              --
         ---               ---               ---               ---              ---              ---
         112               219               260                44              387               88
         ===               ===               ===               ===              ===              ===

--------------------------------------------------------------------------------



                                                          MFS(R) INVESTORS        MFS(R)               MFS(R)
                                                           TRUST SERIES--    RESEARCH SERIES--   UTILITIES SERIES--
                                                           SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                                                          ----------------   -----------------   ------------------
                                                                2003               2003                 2003
                                                          ---------------------------------------------------------
SERIES I POLICIES
Units Issued.............................................        12                  35                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        12                  35                  --
                                                                ===                 ===                 ===
SERIES II POLICIES
Units Issued.............................................        --                  --                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        --                  --                  --
                                                                ===                 ===                 ===
SERIES III POLICIES
Units Issued.............................................        32                  58                   7
Units Redeemed...........................................        (3)                 --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        29                  58                   7
                                                                ===                 ===                 ===
SERIES IV POLICIES
Units Issued.............................................        43                  43                   5
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net increase (decrease)................................        43                  43                   5
                                                                ===                 ===                 ===
SERIES V POLICIES
Units Issued.............................................         1                   1                   1
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................         1                   1                   1
                                                                ===                 ===                 ===
SERIES VI POLICIES
Units Issued.............................................        17                  25                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        17                  25                  --
                                                                ===                 ===                 ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



    NEUBERGER BERMAN                       VAN KAMPEN UIF
      AMT MID-CAP       T. ROWE PRICE         EMERGING
        GROWTH--        EQUITY INCOME     MARKETS EQUITY--
        CLASS S         PORTFOLIO--II         CLASS II
    ----------------   ----------------   ----------------
          2003               2003               2003
    ------------------------------------------------------
            1                228                 31
           --                 (4)                --
          ---                ---                ---
            1                224                 31
          ===                ===                ===
           --                 --                 --
           --                 --                 --
          ---                ---                ---
           --                 --                 --
          ===                ===                ===
           10                519                108
           --                 (1)                --
          ---                ---                ---
           10                518                108
          ===                ===                ===
           24                481                 53
           --                 (3)                --
          ---                ---                ---
           24                478                 53
          ===                ===                ===
            7                 85                 --
           --                 (1)                --
          ---                ---                ---
            7                 84                 --
          ===                ===                ===
            5                292                 22
           --                 --                 --
          ---                ---                ---
            5                292                 22
          ===                ===                ===

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2003, 2002, 2001, 2000, and 1999:


                                                                           MAINSTAY VP
                                                                       BOND--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $196,827   $216,196   $158,984   $ 85,728   $ 82,561
Units Outstanding..................................      12,616     14,282     11,339      6,588      6,871
Variable Accumulation Unit Value...................    $  15.60   $  15.14   $  14.02   $  13.01   $  12.02
Total Return.......................................        3.1%       8.0%       7.8%       8.3%      (2.9%)
Investment Income Ratio............................        3.7%       5.1%       6.4%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,536   $  2,094   $  1,100   $    167   $     --
Units Outstanding..................................         121        170         96         16         --
Variable Accumulation Unit Value...................    $  12.68   $  12.32   $  11.43   $  10.62   $     --
Total Return.......................................        2.9%       7.8%       7.6%       6.2%         --
Investment Income Ratio............................        3.3%       5.5%       6.1%

SERIES III POLICIES (c)
Net Assets.........................................    $ 64,492   $ 42,745   $  7,920   $    188   $     --
Units Outstanding..................................       5,189      3,538        706         18         --
Variable Accumulation Unit Value...................    $  12.43   $  12.08   $  11.21   $  10.43   $     --
Total Return.......................................        2.9%       7.7%       7.5%       4.3%         --
Investment Income Ratio............................        4.2%       8.5%      13.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 17,219   $  6,150   $     --   $     --   $     --
Units Outstanding..................................       1,552        571         --         --         --
Variable Accumulation Unit Value...................    $  11.10   $  10.77   $     --   $     --   $     --
Total Return.......................................        3.0%       7.7%         --         --         --
Investment Income Ratio............................        4.8%      18.9%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    356   $    137   $     --   $     --   $     --
Units Outstanding..................................          33         13         --         --         --
Variable Accumulation Unit Value...................    $  10.80   $  10.52   $     --   $     --   $     --
Total Return.......................................        2.6%       5.2%         --         --         --
Investment Income Ratio............................        4.5%      23.5%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                              MAINSTAY VP                                            MAINSTAY VP
                  CAPITAL APPRECIATION--INITIAL CLASS                              CASH MANAGEMENT
          ----------------------------------------------------   ----------------------------------------------------
            2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
          -----------------------------------------------------------------------------------------------------------
          $377,779   $330,249   $553,783   $748,887   $657,329   $163,925   $263,444   $260,067   $164,643   $294,243
            23,240     25,441     29,099     29,793     23,024    130,435    208,084    205,310    133,091    248,786
          $  16.26   $  12.98   $  19.03   $  25.14   $  28.55   $   1.26   $   1.27   $   1.27   $   1.24   $   1.18
             25.2%     (31.8%)    (24.3%)    (12.0%)     23.7%      (0.7%)     (0.1%)      2.4%       4.6%       3.4%
              0.2%       0.1%       0.1%                             0.7%       1.3%       3.6%

          $    976   $    847   $  1,333   $  1,171   $     --   $  3,796   $ 27,216   $ 16,214   $  4,180   $     --
               160        174        186        123         --      3,657     25,991     15,454      4,074         --
          $   6.11   $   4.88   $   7.17   $   9.48   $     --   $   1.04   $   1.05   $   1.05   $   1.03   $     --
             25.0%     (31.9%)    (24.4%)     (5.2%)        --      (0.9%)     (0.2%)      2.3%       2.6%         --
              0.2%       0.1%       0.1%                             0.7%       1.4%       3.4%

          $ 25,919   $ 13,383   $ 11,161   $  1,817   $     --   $ 50,236   $ 68,335   $ 31,624   $  2,635   $     --
             4,651      3,001      1,704        210         --     48,830     65,803     30,376      2,586         --
          $   5.57   $   4.46   $   6.55   $   8.67   $     --   $   1.03   $   1.04   $   1.04   $   1.02   $     --
             25.0%     (31.9%)    (24.5%)    (13.3%)        --      (0.9%)     (0.3%)      2.1%       1.9%         --
              0.3%       0.1%       0.2%                             0.7%       1.3%       3.0%

          $  8,812   $  2,958   $     --   $     --   $     --   $ 16,441   $  4,942   $     --   $     --   $     --
               943        396         --         --         --     16,593      4,949         --         --         --
          $   9.34   $   7.46   $     --   $     --   $     --   $   0.99   $   1.00   $     --   $     --   $     --
             25.2%     (25.4%)        --         --         --      (0.8%)     (0.1%)        --         --         --
              0.3%       0.5%         --                             0.6%       1.1%         --

          $     60   $     14   $     --   $     --   $     --   $  2,061   $    170   $     --   $     --   $     --
                 5          1         --         --         --      2,091        170         --         --         --
          $  11.47   $   9.20   $     --   $     --   $     --   $   0.99   $   1.00   $     --   $     --   $     --
             24.7%      (8.0%)        --         --         --      (1.2%)     (0.3%)        --         --         --
              0.3%       1.1%         --                             0.6%       1.0%         --

          $     --   $     --   $     --   $     --   $     --   $  2,868   $     --   $     --   $     --   $     --
                --         --         --         --         --      2,887         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $   0.99   $     --   $     --   $     --   $     --
                --         --         --         --         --      (0.7%)        --         --         --         --
                --         --         --                             0.6%         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                    CONVERTIBLE--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $169,402   $132,023   $144,131   $125,337   $ 65,034
Units Outstanding..................................      10,078      9,467      9,385      7,873      3,826
Variable Accumulation Unit Value...................    $  16.81   $  13.95   $  15.36   $  15.92   $  17.00
Total Return.......................................       20.5%      (9.2%)     (3.5%)     (6.3%)     40.0%
Investment Income Ratio............................        2.4%       2.7%       3.8%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,599   $  1,651   $  1,733   $  1,356   $     --
Units Outstanding..................................         168        209        199        150         --
Variable Accumulation Unit Value...................    $   9.50   $   7.89   $   8.71   $   9.04   $     --
Total Return.......................................       20.4%      (9.3%)     (3.7%)     (9.6%)        --
Investment Income Ratio............................        2.0%       2.6%       3.9%

SERIES III POLICIES (c)
Net Assets.........................................    $ 41,469   $ 20,475   $  9,385   $    703   $     --
Units Outstanding..................................       4,559      2,708      1,125         81         --
Variable Accumulation Unit Value...................    $   9.10   $   7.56   $   8.34   $   8.67   $     --
Total Return.......................................       20.3%      (9.4%)     (3.8%)     (1.3%)        --
Investment Income Ratio............................        2.8%       4.0%       7.5%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 12,094   $  3,675   $     --   $     --   $     --
Units Outstanding..................................       1,083        396         --         --         --
Variable Accumulation Unit Value...................    $  11.17   $   9.27   $     --   $     --   $     --
Total Return.......................................       20.5%      (7.3%)        --         --         --
Investment Income Ratio............................        3.0%      11.7%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    193   $     13   $     --   $     --   $     --
Units Outstanding..................................          15          1         --         --         --
Variable Accumulation Unit Value...................    $  12.44   $  10.37   $     --   $     --   $     --
Total Return.......................................       20.0%       3.7%         --         --         --
Investment Income Ratio............................        4.1%      14.2%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


             MAINSTAY VP
                EQUITY                                   MAINSTAY VP
        INCOME--INITIAL CLASS                     GOVERNMENT--INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $ 65,297   $ 44,528   $ 17,502   $169,701   $230,480   $115,641   $ 59,775   $ 60,001
       6,201      5,378      1,781     11,183     15,260      8,293      4,508      5,008
    $  10.53   $   8.28   $   9.83   $  15.17   $  15.10   $  13.94   $  13.26   $  11.98
       27.2%     (15.8%)     (1.7%)      0.5%       8.3%       5.1%      10.7%      (3.1%)
        1.1%       1.3%       1.6%       3.6%       4.1%       5.4%

    $    678   $    549   $    109   $  1,957   $  3,456   $  1,420   $    281   $     --
          65         67         11        162        287        128         27         --
    $  10.45   $   8.23   $   9.78   $  12.07   $  12.04   $  11.13   $  10.60   $     --
       27.0%     (15.9%)     (2.2%)      0.3%       8.2%       5.0%       6.0%         --
        1.0%       1.6%       2.4%       2.9%       4.5%       5.5%

    $ 30,861   $ 15,132   $  1,409   $ 59,899   $ 45,740   $  8,792   $     47   $     --
       2,903      1,806        141      5,017      3,842        798          5         --
    $  10.63   $   8.38   $   9.96   $  11.94   $  11.91   $  11.01   $  10.49   $     --
       26.9%     (15.9%)     (0.4%)      0.3%       8.1%       5.0%       5.0%         --
        1.2%       2.1%       3.2%       4.2%       6.0%      10.7%

    $ 11,463   $  3,414   $     --   $ 17,692   $  9,291   $     --   $     --   $     --
       1,114        422         --      1,641        865         --         --         --
    $  10.29   $   8.09   $     --   $  10.78   $  10.74   $     --   $     --   $     --
       27.1%     (19.1%)        --       0.4%       7.4%         --         --         --
        1.3%       3.9%         --       4.4%      13.1%         --

    $    302   $    113   $     --   $    508   $    168   $     --   $     --   $     --
          29         14         --         48         16         --         --         --
    $  10.37   $   8.19   $     --   $  10.52   $  10.52   $     --   $     --   $     --
       26.6%     (18.1%)        --         --       5.2%         --         --         --
        1.2%       3.5%         --       5.0%      15.1%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                   GROWTH EQUITY--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $278,265   $244,017   $359,198   $419,759   $317,273
Units Outstanding..................................      13,689     14,959     16,447     15,714     11,321
Variable Accumulation Unit Value...................    $  20.33   $  16.31   $  21.84   $  26.71   $  28.02
Total Return.......................................       24.6%     (25.3%)    (18.2%)     (4.7%)     28.2%
Investment Income Ratio............................        1.0%       0.9%       0.7%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,077   $  1,249   $  1,763   $  1,300   $     --
Units Outstanding..................................         152        219        230        139         --
Variable Accumulation Unit Value...................    $   7.10   $   5.71   $   7.65   $   9.37   $     --
Total Return.......................................       24.4%     (25.4%)    (18.4%)     (6.3%)        --
Investment Income Ratio............................        0.9%       0.9%       0.7%

SERIES III POLICIES (c)
Net Assets.........................................    $ 31,601   $ 21,125   $ 15,827   $  1,542   $     --
Units Outstanding..................................       4,424      3,678      2,054        163         --
Variable Accumulation Unit Value...................    $   7.14   $   5.74   $   7.70   $   9.44   $     --
Total Return.......................................       24.4%     (25.5%)    (18.4%)     (5.6%)        --
Investment Income Ratio............................        1.2%       1.2%       1.4%

SERIES IV POLICIES (d)
Net Assets.........................................    $  8,754   $  2,967   $     --   $     --   $     --
Units Outstanding..................................         870        367         --         --         --
Variable Accumulation Unit Value...................    $  10.07   $   8.08   $     --   $     --   $     --
Total Return.......................................       24.6%     (19.2%)        --         --         --
Investment Income Ratio............................        1.3%       4.6%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    247   $     19   $     --   $     --   $     --
Units Outstanding..................................          22          2         --         --         --
Variable Accumulation Unit Value...................    $  11.37   $   9.16   $     --   $     --   $     --
Total Return.......................................       24.1%      (8.4%)        --         --         --
Investment Income Ratio............................        1.6%       6.0%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
               CORPORATE BOND--INITIAL CLASS                          INDEXED EQUITY--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $617,551   $417,268   $426,004   $374,764   $400,993   $535,415   $447,495   $647,391   $755,167   $684,701
      30,240     27,478     28,228     25,693     25,509     25,814     27,274     30,265     30,595     24,805
    $  20.42   $  15.19   $  15.09   $  14.59   $  15.72   $  20.74   $  16.41   $  21.39   $  24.68   $  27.60
       34.5%       0.6%       3.4%      (7.2%)     11.3%      26.4%     (23.3%)    (13.3%)    (10.6%)     19.0%
        8.0%      10.4%      12.1%                             1.4%       1.2%       1.0%

    $  4,851   $  2,462   $  1,428   $    793   $     --   $  1,788   $  1,559   $  1,826   $  1,266   $     --
         375        255        149         85         --        227        250        224        135         --
    $  12.95   $   9.65   $   9.60   $   9.29   $     --   $   7.87   $   6.23   $   8.14   $   9.40   $     --
       34.3%       0.5%       3.3%      (7.1%)        --      26.2%     (23.4%)    (13.4%)     (6.0%)        --
        9.3%      15.7%      14.2%                             1.3%       1.4%       1.1%

    $118,930   $ 43,111   $ 15,118   $    498   $     --   $ 70,812   $ 37,642   $ 16,799   $  1,988   $     --
       9,345      4,546      1,601         54         --      9,253      6,206      2,120        217         --
    $  12.73   $   9.48   $   9.44   $   9.15   $     --   $   7.65   $   6.07   $   7.92   $   9.16   $     --
       34.2%       0.4%       3.2%      (8.5%)        --      26.2%     (23.5%)    (13.5%)     (8.4%)        --
        9.3%      17.1%      28.7%                             1.6%       1.8%       2.3%

    $ 35,842   $  7,503   $     --   $     --   $     --   $ 19,067   $  5,417   $     --   $     --   $     --
       2,759        776         --         --         --      1,839        660         --         --         --
    $  12.99   $   9.67   $     --   $     --   $     --   $  10.37   $   8.20   $     --   $     --   $     --
       34.4%      (3.3%)        --         --         --      26.4%     (18.0%)        --         --         --
       10.4%      44.0%         --                             1.8%       6.1%         --

    $  1,542   $     66   $     --   $     --   $     --   $    264   $     76   $     --   $     --   $     --
         112          6         --         --         --         21          8         --         --         --
    $  13.75   $  10.27   $     --   $     --   $     --   $  12.39   $   9.84   $     --   $     --   $     --
       33.9%       2.7%         --         --         --      25.8%      (1.6%)        --         --         --
       11.9%      50.4%         --                             1.7%       8.6%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                               INTERNATIONAL EQUITY--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 34,845   $ 23,569   $ 19,878   $ 23,737   $ 22,729
Units Outstanding..................................       2,229      1,933      1,537      1,556      1,204
Variable Accumulation Unit Value...................    $  15.63   $  12.19   $  12.94   $  15.26   $  18.88
Total Return.......................................       28.2%      (5.7%)    (15.2%)    (19.2%)     26.3%
Investment Income Ratio............................        2.1%       1.5%       1.4%

SERIES II POLICIES (b)
Net Assets.........................................    $    425   $    257   $    254   $    169   $     --
Units Outstanding..................................          45         34         32         18         --
Variable Accumulation Unit Value...................    $   9.54   $   7.45   $   7.92   $   9.35   $     --
Total Return.......................................       28.0%      (5.9%)    (15.3%)     (6.5%)        --
Investment Income Ratio............................        0.4%       0.2%       0.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 10,625   $  3,599   $  1,063   $    111   $     --
Units Outstanding..................................       1,110        481        134         12         --
Variable Accumulation Unit Value...................    $   9.57   $   7.48   $   7.95   $   9.40   $     --
Total Return.......................................       27.9%      (5.9%)    (15.4%)     (6.0%)        --
Investment Income Ratio............................        2.3%       2.5%       1.8%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,285   $    707   $     --   $     --   $     --
Units Outstanding..................................         291         80         --         --         --
Variable Accumulation Unit Value...................    $  11.30   $   8.82   $     --   $     --   $     --
Total Return.......................................       28.1%     (11.8%)        --         --         --
Investment Income Ratio............................        2.6%       5.9%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     62   $     14   $     --   $     --   $     --
Units Outstanding..................................           5          1         --         --         --
Variable Accumulation Unit Value...................    $  12.49   $   9.79   $     --   $     --   $     --
Total Return.......................................       27.6%      (2.1%)        --         --         --
Investment Income Ratio............................        2.1%       6.6%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


             MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
               MID CAP                         MID CAP                        SMALL CAP
         CORE--INITIAL CLASS            GROWTH--INITIAL CLASS           GROWTH--INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
     2003       2002       2001      2003       2002       2001      2003       2002       2001
    ---------------------------------------------------------------------------------------------
    $24,078   $ 15,024   $  6,859   $36,546   $ 11,317   $  7,773   $40,155   $ 17,889   $ 12,197
      2,245      1,872        734     3,998      1,768        855     4,177      2,600      1,286
    $ 10.73   $   8.03   $   9.35   $  9.14   $   6.40   $   9.09   $  9.61   $   6.88   $   9.48
      33.6%     (14.1%)     (6.5%)    42.8%     (29.6%)     (9.1%)    39.7%     (27.4%)     (5.2%)
       0.5%       0.4%       0.4%        --         --         --        --         --         --

    $   170   $     69   $     --   $   198   $    142   $     55   $   426   $    267   $    268
         15          8         --        17         17          5        43         38         28
    $ 11.57   $   8.67   $     --   $ 11.68   $   8.19   $  11.65   $  9.86   $   7.07   $   9.76
      33.4%     (13.3%)        --     42.6%     (29.7%)     16.5%     39.5%     (27.5%)     (2.4%)
       0.5%       0.5%         --        --         --         --        --         --         --

    $11,573   $  3,510   $    241   $17,706   $  3,961   $    365   $17,970   $  5,362   $    786
      1,040        420         25     1,901        606         39     1,879        782         83
    $ 11.13   $   8.35   $   9.74   $  9.32   $   6.54   $   9.30   $  9.56   $   6.86   $   9.47
      33.3%     (14.3%)     (2.6%)    42.5%     (29.7%)     (7.0%)    39.4%     (27.6%)     (5.3%)
       0.6%       0.7%       1.3%        --         --         --        --         --         --

    $ 4,278   $  1,240   $     --   $ 5,924   $  1,392   $     --   $ 7,514   $  1,798   $     --
        393        152         --       592        199         --       726        243         --
    $ 10.88   $   8.14   $     --   $ 10.01   $   7.01   $     --   $ 10.35   $   7.41   $     --
      33.5%     (18.6%)        --     42.7%     (29.9%)        --     39.7%     (25.9%)        --
       0.5%       1.0%         --        --         --         --        --         --         --

    $    45   $     10   $     --   $   107   $     15   $     --   $   126   $     14   $     --
          4          1         --         7          2         --        11          2         --
    $ 12.90   $   9.70   $     --   $ 14.50   $  10.20   $     --   $ 11.55   $   8.31   $     --
      33.0%      (3.0%)        --     42.1%       2.0%         --     39.1%     (16.9%)        --
       0.6%       1.1%         --        --         --         --        --         --         --

    $    --   $     --   $     --   $    --   $     --   $     --   $    --   $     --   $     --
         --         --         --        --         --         --        --         --         --
    $    --   $     --   $     --   $    --   $     --   $     --   $    --   $     --   $     --
         --         --         --        --         --         --        --         --         --
         --         --         --        --         --         --        --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                   Total Return--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $233,917   $213,473   $296,704   $338,661   $305,978
Units Outstanding..................................      13,754     14,813     16,939     17,027     14,509
Variable Accumulation Unit Value...................    $  17.01   $  14.41   $  17.52   $  19.89   $  21.09
Total Return.......................................       18.0%     (17.7%)    (11.9%)     (5.7%)     15.4%
Investment Income Ratio............................        1.9%       2.3%       2.5%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,895   $  1,847   $  2,444   $  2,730   $     --
Units Outstanding..................................         242        278        302        297         --
Variable Accumulation Unit Value...................    $   7.83   $   6.64   $   8.09   $   9.20   $     --
Total Return.......................................       17.8%     (17.8%)    (12.1%)     (8.0%)        --
Investment Income Ratio............................        1.7%       2.4%       3.1%

SERIES III POLICIES (c)
Net Assets.........................................    $ 21,510   $ 11,221   $  5,557   $    495   $     --
Units Outstanding..................................       2,868      1,762        717         56         --
Variable Accumulation Unit Value...................    $   7.50   $   6.37   $   7.75   $   8.82   $     --
Total Return.......................................       17.8%     (17.9%)    (12.1%)    (11.8%)        --
Investment Income Ratio............................        2.3%       3.6%       5.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $  6,662   $  2,063   $     --   $     --   $     --
Units Outstanding..................................         647        236         --         --         --
Variable Accumulation Unit Value...................    $  10.29   $   8.73   $     --   $     --   $     --
Total Return.......................................       18.0%     (12.7%)        --         --         --
Investment Income Ratio............................        2.6%      11.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    305   $     12   $     --   $     --   $     --
Units Outstanding..................................          26          1         --         --         --
Variable Accumulation Unit Value...................    $  11.67   $   9.93   $     --   $     --   $     --
Total Return.......................................       17.5%      (0.7%)        --         --         --
Investment Income Ratio............................        3.1%      23.1%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                               MAINSTAY VP
                        MAINSTAY VP                                          AMERICAN CENTURY
                    VALUE--INITIAL CLASS                              INCOME & GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $202,324   $169,824   $213,977   $168,711   $165,397   $ 44,045   $ 43,336   $ 55,929   $ 60,445   $ 50,328
      11,104     11,706     11,482      8,963      9,782      4,374      5,461      5,593      5,454      3,997
    $  18.22   $  14.51   $  18.64   $  18.82   $  16.91   $  10.07   $   7.94   $  10.00   $  11.08   $  12.59
       25.6%     (22.2%)     (1.0%)     11.3%       7.3%      26.9%     (20.6%)     (9.8%)    (12.0%)     16.0%
        1.6%       1.4%       1.6%                             1.4%       1.1%       0.8%

    $  1,072   $    903   $    802   $    239   $     --   $    309   $    213   $     71   $    154   $     --
         101        106         73         22         --         37         32          9         17         --
    $  10.64   $   8.49   $  10.92   $  11.04   $     --   $   8.33   $   6.57   $   8.29   $   9.21   $     --
       25.4%     (22.3%)     (1.1%)     10.4%         --      26.7%     (20.8%)    (10.0%)     (7.9%)        --
        1.6%       1.5%       2.2%                             1.6%       1.8%       0.9%

    $ 36,811   $ 22,026   $ 10,836   $     69   $     --   $  7,574   $  3,274   $  1,388   $    218   $     --
       3,619      2,714      1,037          7         --        927        507        170         24         --
    $  10.17   $   8.11   $  10.44   $  10.57   $     --   $   8.17   $   6.45   $   8.15   $   9.05   $     --
       25.4%     (22.3%)     (1.2%)      5.7%         --      26.7%     (20.8%)     (9.9%)     (9.5%)        --
        1.8%       2.1%       3.9%                             1.8%       1.7%       1.6%

    $ 11,041   $  3,870   $     --   $     --   $     --   $  2,018   $    529   $     --   $     --   $     --
       1,147        505         --         --         --        195         65         --         --         --
    $   9.63   $   7.67   $     --   $     --   $     --   $  10.34   $   8.15   $     --   $     --   $     --
       25.5%     (23.3%)        --         --         --      26.8%     (18.5%)        --         --         --
        1.9%       6.1%         --                             1.9%       6.2%         --

    $    230   $     50   $     --   $     --   $     --   $      1   $     --   $     --   $     --   $     --
          22          6         --         --         --         --         --         --         --         --
    $  10.43   $   8.34   $     --   $     --   $     --   $  11.44   $     --   $     --   $     --   $     --
       25.0%     (16.6%)        --         --         --      14.4%         --         --         --         --
        2.0%       8.9%         --                             4.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                             Dreyfus
                                                                Large Company Value--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 34,701   $ 34,818   $ 44,680   $ 37,822   $ 25,701
Units Outstanding..................................       3,407      4,314      4,211      3,356      2,397
Variable Accumulation Unit Value...................    $  10.18   $   8.07   $  10.61   $  11.27   $  10.72
Total Return.......................................       26.2%     (23.9%)     (5.9%)      5.1%       5.2%
Investment Income Ratio............................        0.8%       0.6%       0.8%

SERIES II POLICIES (b)
Net Assets.........................................    $    374   $    309   $    336   $    178   $     --
Units Outstanding..................................          40         41         34         17         --
Variable Accumulation Unit Value...................    $   9.43   $   7.49   $   9.86   $  10.49   $     --
Total Return.......................................       26.0%     (24.0%)     (6.0%)      4.9%         --
Investment Income Ratio............................        0.8%       0.6%       0.8%

SERIES III POLICIES (c)
Net Assets.........................................    $ 11,630   $  5,637   $  4,231   $    147   $     --
Units Outstanding..................................       1,249        762        434         14         --
Variable Accumulation Unit Value...................    $   9.31   $   7.40   $   9.74   $  10.37   $     --
Total Return.......................................       25.9%     (24.1%)     (6.1%)      3.7%         --
Investment Income Ratio............................        1.0%       0.8%       1.8%

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,835   $    810   $     --   $     --   $     --
Units Outstanding..................................         281        101         --         --         --
Variable Accumulation Unit Value...................    $  10.07   $   7.99   $     --   $     --   $     --
Total Return.......................................       26.1%     (20.1%)        --         --         --
Investment Income Ratio............................        1.1%       2.5%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     46   $     --   $     --   $     --   $     --
Units Outstanding..................................           3         --         --         --         --
Variable Accumulation Unit Value...................    $  13.28   $     --   $     --   $     --   $     --
Total Return.......................................       32.8%         --         --         --         --
Investment Income Ratio............................        1.8%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        MAINSTAY VP                                            MAINSTAY VP
                        EAGLE ASSET                                            LORD ABBETT
                         MANAGEMENT                                             DEVELOPING
                GROWTH EQUITY--INITIAL CLASS                              GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $ 97,271   $ 82,525   $132,751   $157,719   $ 52,015   $ 25,669   $ 17,566   $ 25,662   $ 29,808   $ 27,072
       7,818      8,375      9,537      9,323      2,730      3,094      2,893      2,959      3,141      2,276
    $  12.44   $   9.85   $  13.92   $  16.92   $  19.06   $   8.30   $   6.07   $   8.67   $   9.49   $  11.89
       26.3%     (29.2%)    (17.7%)    (11.2%)     63.2%      36.6%     (30.0%)     (8.6%)    (20.2%)     30.4%
        0.2%       0.1%         --                               --         --         --

    $    633   $    479   $    537   $    528   $     --   $    225   $    109   $     52   $     85   $     --
          91         87         69         55         --         28         19          6          9         --
    $   6.96   $   5.52   $   7.81   $   9.51   $     --   $   7.95   $   5.83   $   8.33   $   9.13   $     --
       26.1%     (29.3%)    (17.9%)     (4.9%)        --      36.4%     (30.1%)     (8.8%)     (8.7%)        --
        0.2%       0.1%         --                               --         --         --

    $ 16,377   $  8,998   $  9,015   $  1,686   $     --   $  5,667   $  1,601   $    906   $     40   $     --
       2,754      1,907      1,350        207         --        710        273        108          4         --
    $   5.95   $   4.72   $   6.68   $   8.13   $     --   $   7.99   $   5.86   $   8.38   $   9.19   $     --
       26.0%     (29.4%)    (17.8%)    (18.7%)        --      36.3%     (30.1%)     (8.8%)     (8.1%)        --
        0.2%       0.1%         --                               --         --         --

    $  3,610   $  1,117   $     --   $     --   $     --   $  1,394   $    321   $     --   $     --   $     --
         362        141         --         --         --        132         42         --         --         --
    $   9.97   $   7.90   $     --   $     --   $     --   $  10.54   $   7.72   $     --   $     --   $     --
       26.2%     (21.0%)        --         --         --      36.5%     (22.8%)        --         --         --
        0.2%       0.3%         --                               --         --         --

    $     48   $     --   $     --   $     --   $     --   $      8   $     --   $     --   $     --   $     --
           4         --         --         --         --          1         --         --         --         --
    $  12.08   $   9.60   $     --   $     --   $     --   $  13.13   $     --   $     --   $     --   $     --
       25.8%      (4.0%)        --         --         --      31.3%         --         --         --         --
        0.3%         --         --                               --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             Alger
                                                                            American
                                                                             Small
                                                                 Capitalization--Class O Shares
                                                       --------------------------------------------------
                                                        2003       2002       2001       2000      1999
                                                       --------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $60,347   $ 44,207   $ 66,445   $ 93,083   $51,860
Units Outstanding..................................      6,994      7,192      7,864      7,657     3,063
Variable Accumulation Unit Value...................    $  8.63   $   6.15   $   8.45   $  12.16   $ 16.93
Total Return.......................................      40.4%     (27.3%)    (30.5%)    (28.2%)    41.4%
Investment Income Ratio............................         --         --       0.1%

SERIES II POLICIES (b)
Net Assets.........................................    $   418   $    417   $    514   $    588   $    --
Units Outstanding..................................         69         97         87         69        --
Variable Accumulation Unit Value...................    $  6.05   $   4.31   $   5.94   $   8.56   $    --
Total Return.......................................      40.2%     (27.4%)    (30.6%)    (14.4%)       --
Investment Income Ratio............................         --         --         --

SERIES III POLICIES (c)
Net Assets.........................................    $10,455   $  5,200   $  5,162   $  1,125   $    --
Units Outstanding..................................      1,865      1,299        936        142        --
Variable Accumulation Unit Value...................    $  5.61   $   4.00   $   5.51   $   7.95   $    --
Total Return.......................................      40.1%     (27.4%)    (30.7%)    (20.5%)       --
Investment Income Ratio............................         --         --         --

SERIES IV POLICIES (d)
Net Assets.........................................    $ 2,010   $    376   $     --   $     --   $    --
Units Outstanding..................................        175         46         --         --        --
Variable Accumulation Unit Value...................    $ 11.49   $   8.19   $     --   $     --   $    --
Total Return.......................................      40.3%     (18.1%)        --         --        --
Investment Income Ratio............................         --         --         --

SERIES V POLICIES (e)
Net Assets.........................................    $    54   $     --   $     --   $     --   $    --
Units Outstanding..................................          4         --         --         --        --
Variable Accumulation Unit Value...................    $ 13.52   $     --   $     --   $     --   $    --
Total Return.......................................      35.2%         --         --         --        --
Investment Income Ratio............................         --         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $    --   $     --   $     --   $     --   $    --
Units Outstanding..................................         --         --         --         --        --
Variable Accumulation Unit Value...................    $    --   $     --   $     --   $     --   $    --
Total Return.......................................         --         --         --         --        --
Investment Income Ratio............................         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                     AMSOUTH                          AMSOUTH                          AMSOUTH
                     ENHANCED                      INTERNATIONAL                        LARGE
                   MARKET FUND                      EQUITY FUND                        CAP FUND
          ------------------------------   ------------------------------   ------------------------------
            2003       2002       2001       2003       2002       2001       2003       2002       2001
          ------------------------------------------------------------------------------------------------
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $  2,415   $  1,562   $  1,112   $    361   $    139   $    116   $  3,889   $  2,526   $  1,883
               293        239        127         36         21         14        478        385        216
          $   8.24   $   6.53   $   8.75   $  10.16   $   6.71   $   8.16   $   8.13   $   6.57   $   8.72
             26.2%      25.4%     (12.5%)     51.3%     (17.7%)    (18.4%)     23.8%     (24.7%)    (12.8%)
              0.8%       0.5%       0.1%       0.9%       0.3%         --       0.2%       0.2%         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $    133   $     --   $     --   $     32   $     --   $     --   $    134   $     --   $     --
                12         --         --          3         --         --         12         --         --
          $  11.29   $     --   $     --   $  12.59   $     --   $     --   $  10.99   $     --   $     --
             12.9%         --         --      25.9%         --         --       9.9%         --         --
              1.1%         --         --       3.1%         --         --       0.4%         --         --


                     AMSOUTH
                   MID CAP FUND
          ------------------------------
            2003       2002       2001
          ------------------------------
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $  1,412   $    826   $    515
               189        146         70
          $   7.48   $   5.66   $   7.38
             32.0%     (23.2%)    (26.2%)
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     86   $     --   $     --
                 7         --         --
          $  11.78   $     --   $     --
             17.8%         --         --
                --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                             CALVERT
                                                                              SOCIAL
                                                                             BALANCED
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 27,683   $ 23,139   $ 27,380   $ 26,540   $ 18,487
Units Outstanding..................................       1,655      1,627      1,668      1,484        987
Variable Accumulation Unit Value...................    $  16.73   $  14.22   $  16.41   $  17.89   $  18.72
Total Return.......................................       17.7%     (13.4%)     (8.3%)     (4.5%)     10.7%
Investment Income Ratio............................        2.0%       2.7%       3.9%

SERIES II POLICIES (b)
Net Assets.........................................    $    125   $    111   $     98   $    103   $     --
Units Outstanding..................................          14         15         11         11         --
Variable Accumulation Unit Value...................    $   8.71   $   7.42   $   8.57   $   9.36   $     --
Total Return.......................................       17.5%     (13.5%)     (8.4%)     (6.4%)        --
Investment Income Ratio............................        1.8%       3.1%       3.6%

SERIES III POLICIES (c)
Net Assets.........................................    $  8,419   $  3,779   $  1,957   $    177   $     --
Units Outstanding..................................         995        524        235         19         --
Variable Accumulation Unit Value...................    $   8.46   $   7.21   $   8.34   $   9.10   $     --
Total Return.......................................       17.4%     (13.5%)     (8.4%)     (9.0%)        --
Investment Income Ratio............................        2.6%       4.1%       7.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,279   $    352   $     --   $     --   $     --
Units Outstanding..................................         210         38         --         --         --
Variable Accumulation Unit Value...................    $  10.85   $   9.23   $     --   $     --   $     --
Total Return.......................................       17.6%      (7.7%)        --         --         --
Investment Income Ratio............................        3.5%      10.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     70   $      5   $     --   $     --   $     --
Units Outstanding..................................           6          1         --         --         --
Variable Accumulation Unit Value...................    $  11.81   $  10.08   $     --   $     --   $     --
Total Return.......................................       17.1%       0.8%         --         --         --
Investment Income Ratio............................        4.6%      24.6%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $    469   $     --   $     --   $     --   $     --
Units Outstanding..................................          43         --         --         --         --
Variable Accumulation Unit Value...................    $  10.80   $     --   $     --   $     --   $     --
Total Return.......................................        8.0%         --         --         --         --
Investment Income Ratio............................        7.3%         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

              DREYFUS IP                                 FIDELITY(R)
              TECHNOLOGY                                     VIP
               GROWTH--                                CONTRAFUND(R)--
            INITIAL SHARES                              INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $ 17,740   $  4,790   $  3,197   $291,995   $238,091   $279,422   $319,564   $245,305
       2,027        815        325     15,836     16,358     17,160     16,983     12,004
    $   8.75   $   5.88   $   9.84   $  18.44   $  14.56   $  16.28   $  18.82   $  20.44
       48.9%     (40.3%)     (1.6%)     26.7%     (10.6%)    (13.5%)     (7.9%)     22.5%
          --         --         --       0.5%       0.8%       0.8%

    $    182   $    156   $     23   $  1,321   $    981   $    883   $    452   $     --
          17         22          2        136        128        103         46         --
    $  10.67   $   7.18   $  12.03   $   9.69   $   7.66   $   8.58   $   9.93   $     --
       48.6%     (40.3%)     20.3%      26.5%     (10.7%)    (13.6%)     (0.7%)        --
          --         --         --       0.4%       0.8%       0.6%

    $ 10,676   $  2,060   $    587   $ 41,757   $ 19,347   $  9,054   $  1,410   $     --
       1,201        344         58      4,484      2,627      1,097        147         --
    $   8.89   $   5.98   $  10.03   $   9.31   $   7.37   $   8.26   $   9.56   $     --
       48.6%     (40.4%)      0.3%      26.4%     (10.8%)    (13.6%)     (4.4%)        --
          --         --         --       0.3%       0.6%       0.3%

    $  2,206   $    367   $     --   $ 11,685   $  3,664   $     --   $     --   $     --
         207         51         --      1,070        425         --         --         --
    $  10.65   $   7.16   $     --   $  10.93   $   8.63   $     --   $     --   $     --
       48.8%     (28.4%)        --      26.6%     (13.7%)        --         --         --
          --         --         --       0.3%         --         --

    $     32   $     --   $     --   $    398   $     53   $     --   $     --   $     --
           2         --         --         31          5         --         --         --
    $  14.17   $     --   $     --   $  12.99   $  10.30   $     --   $     --   $     --
       41.7%         --         --      26.1%       3.0%         --         --         --
          --         --         --       0.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         FIDELITY(R)
                                                                             VIP
                                                                       Equity-Income--
                                                                        Initial Class
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $179,594   $144,348   $175,541   $158,987   $123,982
Units Outstanding..................................    11,179     11,548     11,501      9,762      8,139
Variable Accumulation Unit Value...................  $  16.07   $  12.50   $  15.26   $  16.29   $  15.23
Total Return.......................................     28.5%     (18.1%)     (6.3%)      6.9%       4.9%
Investment Income Ratio............................      1.8%       1.7%       1.6%

SERIES II POLICIES (b)
Net Assets.........................................  $    877   $    626   $    529   $    286   $     --
Units Outstanding..................................        84         77         53         27         --
Variable Accumulation Unit Value...................  $  10.46   $   8.15   $   9.97   $  10.65   $     --
Total Return.......................................     28.3%     (18.2%)     (6.4%)      6.5%         --
Investment Income Ratio............................      1.8%       1.5%       1.2%

SERIES III POLICIES (c)
Net Assets.........................................  $ 36,552   $ 20,493   $ 12,157   $    275   $     --
Units Outstanding..................................     3,548      2,552      1,237         26         --
Variable Accumulation Unit Value...................  $  10.30   $   8.03   $   9.83   $  10.51   $     --
Total Return.......................................     28.3%     (18.3%)     (6.5%)      5.1%         --
Investment Income Ratio............................      1.5%       1.3%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................  $  8,099   $  2,204   $     --   $     --   $     --
Units Outstanding..................................       773        270         --         --         --
Variable Accumulation Unit Value...................  $  10.47   $   8.15   $     --   $     --   $     --
Total Return.......................................     28.5%     (18.5%)        --         --         --
Investment Income Ratio............................      1.0%         --         --

SERIES V POLICIES (e)
Net Assets.........................................  $    370   $     72   $     --   $     --   $     --
Units Outstanding..................................        35          9         --         --         --
Variable Accumulation Unit Value...................  $  10.54   $   8.24   $     --   $     --   $     --
Total Return.......................................     27.9%     (17.6%)        --         --         --
Investment Income Ratio............................      1.0%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                               JANUS ASPEN
                        JANUS ASPEN                                               SERIES
                           SERIES                                               WORLDWIDE
               BALANCED--INSTITUTIONAL SHARES                          GROWTH--INSTITUTIONAL SHARES
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $541,659   $534,854   $607,299   $598,090   $338,125   $266,039   $250,712   $385,523   $506,390   $329,694
      28,250     31,372     32,862     30,425     16,575     18,103     20,859     23,563     23,672     12,816
    $  19.17   $  17.05   $  18.48   $  19.66   $  20.40   $  14.70   $  12.02   $  16.36   $  21.39   $  25.73
       12.5%      (7.7%)     (6.0%)     (3.6%)     25.0%      22.3%     (26.5%)    (23.5%)    (16.8%)     62.2%
        2.2%       2.4%       2.7%                             1.1%       0.9%       0.5%

    $  2,620   $  2,506   $  2,538   $  1,636   $     --   $  1,136   $  1,024   $  1,111   $  1,165   $     --
         264        283        264        160         --        181        199        159        127         --
    $   9.94   $   8.85   $   9.61   $  10.24   $     --   $   6.27   $   5.13   $   7.00   $   9.16   $     --
       12.3%      (7.9%)     (6.2%)      2.4%         --      22.1%     (26.6%)    (23.6%)     (8.4%)        --
        2.2%       2.5%       3.0%                             1.0%       0.7%       0.5%

    $ 79,154   $ 54,824   $ 26,039   $  2,842   $     --   $ 20,011   $ 13,227   $ 11,124   $  2,806   $     --
       8,458      6,575      2,875        294         --      3,479      2,806      1,730        333         --
    $   9.36   $   8.34   $   9.06   $   9.65   $     --   $   5.75   $   4.71   $   6.43   $   8.42   $     --
       12.2%      (7.9%)     (6.1%)     (3.5%)        --      22.0%     (26.7%)    (23.6%)    (15.8%)        --
        2.4%       3.1%       4.0%                             1.4%       1.0%       0.7%

    $ 21,004   $  8,129   $     --   $     --   $     --   $  6,275   $  2,078   $     --   $     --   $     --
       2,032        884         --         --         --        659        267         --         --         --
    $  10.33   $   9.19   $     --   $     --   $     --   $   9.52   $   7.79   $     --   $     --   $     --
       12.4%      (8.1%)        --         --         --      22.2%     (22.1%)        --         --         --
        2.6%       5.6%         --                             1.3%       2.5%         --

    $    513   $     82   $     --   $     --   $     --   $     84   $     --   $     --   $     --   $     --
          48          9         --         --         --          7         --         --         --         --
    $  10.72   $   9.57   $     --   $     --   $     --   $  12.13   $   9.96   $     --   $     --   $     --
       12.0%      (4.3%)        --         --         --      21.8%      (0.4%)        --         --         --
        2.9%       5.1%         --                             1.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                              MFS(R)
                                                                            INVESTORS
                                                                              TRUST
                                                                      SERIES--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 24,572   $ 22,189   $ 29,963   $ 29,503   $ 18,732
Units Outstanding..................................       2,885      3,138      3,303      2,695      1,685
Variable Accumulation Unit Value...................    $   8.52   $   7.07   $   9.07   $  10.95   $  11.12
Total Return.......................................       20.5%     (22.1%)    (17.2%)     (1.5%)      5.2%
Investment Income Ratio............................        0.7%       0.6%       0.5%

SERIES II POLICIES (b)
Net Assets.........................................    $    340   $    260   $    231   $    102   $     --
Units Outstanding..................................          45         41         29         11         --
Variable Accumulation Unit Value...................    $   7.55   $   6.28   $   8.07   $   9.75   $     --
Total Return.......................................       20.3%     (22.2%)    (17.2%)     (2.5%)        --
Investment Income Ratio............................        0.7%       0.5%       0.4%

SERIES III POLICIES (c)
Net Assets.........................................    $  5,795   $  4,309   $  4,146   $    305   $     --
Units Outstanding..................................         780        698        522         32         --
Variable Accumulation Unit Value...................    $   7.43   $   6.18   $   7.94   $   9.60   $     --
Total Return.......................................       20.2%     (22.2%)    (17.3%)     (4.0%)        --
Investment Income Ratio............................        0.6%       0.5%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $  1,236   $    463   $     --   $     --   $     --
Units Outstanding..................................         126         57         --         --         --
Variable Accumulation Unit Value...................    $   9.80   $   8.14   $     --   $     --   $     --
Total Return.......................................       20.4%     (18.6%)        --         --         --
Investment Income Ratio............................        0.6%         --         --

SERIES V POLICIES (e)
Net Assets.........................................    $     74   $     --   $     --   $     --   $     --
Units Outstanding..................................           6         --         --         --         --
Variable Accumulation Unit Value...................    $  12.46   $     --   $     --   $     --   $     --
Total Return.......................................       24.6%         --         --         --         --
Investment Income Ratio............................        0.3%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                                      NEUBERGER
                                                                                                        BERMAN
                           MFS(R)                                      MFS(R)                            AMT
                          RESEARCH                                   UTILITIES                         MID-CAP
                   SERIES--INITIAL CLASS                       SERIES--INITIAL CLASS               GROWTH--CLASS I
    ----------------------------------------------------   ------------------------------   ------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2003       2002       2001
    ----------------------------------------------------------------------------------------------------------------------
    $ 33,395   $ 29,511   $ 46,896   $ 50,417   $ 13,236   $    870   $    299   $    135   $  4,336   $  1,673   $    464
       3,779      4,107      4,857      4,054        999         97         45         15        511        249         48
    $   8.84   $   7.19   $   9.66   $  12.44   $  13.25   $   9.01   $   6.72   $   8.83   $   8.49   $   6.72   $   9.64
       23.0%     (25.6%)    (22.4%)     (6.2%)     22.3%      34.0%     (23.8%)    (11.7%)     26.3%     (30.3%)     (3.6%)
        0.7%       0.3%         --                             1.7%       2.4%         --         --         --         --

    $    307   $    270   $    376   $    586   $     --   $     16   $     10   $     --   $     69   $     26   $      1
          49         53         55         66         --          2          1         --          8          4         --
    $   6.27   $   5.10   $   6.87   $   8.86   $     --   $  10.62   $   7.93   $  10.43   $   8.75   $   6.94   $   9.98
       22.8%     (25.7%)    (22.5%)    (11.4%)        --      33.8%     (23.9%)      4.3%      26.1%     (30.4%)     (0.2%)
        0.7%       0.3%         --                             2.1%       0.3%         --         --         --         --

    $  6,172   $  4,401   $  5,269   $  1,516   $     --   $  1,138   $    390   $    258   $  3,204   $  1,192   $    184
       1,029        900        801        179         --        134         62         31        364        171         18
    $   6.00   $   4.89   $   6.58   $   8.49   $     --   $   8.49   $   6.35   $   8.35   $   8.81   $   6.99   $  10.05
       22.7%     (25.7%)    (22.5%)    (15.1%)        --      33.7%     (24.0%)    (16.5%)     26.0%     (30.5%)      0.5%
        0.6%       0.3%         --                             2.1%       3.0%         --         --         --         --

    $  1,035   $    357   $     --   $     --   $     --   $    104   $     41   $     --   $    619   $    156   $     --
         107         45         --         --         --          8          4         --         51         16         --
    $   9.69   $   7.89   $     --   $     --   $     --   $  13.64   $  10.18   $     --   $  12.22   $   9.68   $     --
       22.9%     (21.1%)        --         --         --      33.9%       1.8%         --      26.2%      (3.2%)        --
        0.6%         --         --                             2.2%         --         --         --         --         --

    $      8   $     --   $     --   $     --   $     --   $     15   $     --   $     --   $     82   $     --   $     --
           1         --         --         --         --          1         --         --          7         --         --
    $  11.82   $   9.65   $     --   $     --   $     --   $  12.22   $     --   $     --   $  11.85   $   9.42   $     --
       22.5%      (3.5%)        --         --         --      22.2%         --         --      25.8%      (5.8%)        --
        0.2%         --         --                               --         --         --         --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                          T. ROWE PRICE
                                                                              EQUITY
                                                                         INCOME PORTFOLIO
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $117,894   $ 89,634   $ 85,476   $ 42,484   $ 24,724
Units Outstanding..................................       9,625      9,056      7,398      3,679      2,387
Variable Accumulation Unit Value...................    $  12.25   $   9.90   $  11.55   $  11.55   $  10.36
Total Return.......................................       23.7%     (14.3%)        --      11.5%       2.3%
Investment Income Ratio............................        1.7%       1.7%       1.6%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,524   $  1,044   $    902   $    146   $     --
Units Outstanding..................................         130        110         81         13         --
Variable Accumulation Unit Value...................    $  11.70   $   9.47   $  11.07   $  11.08   $     --
Total Return.......................................       23.6%     (14.5%)        --      10.8%         --
Investment Income Ratio............................        1.7%       1.7%       1.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 41,615   $ 22,371   $  9,712   $     98   $     --
Units Outstanding..................................       3,633      2,412        895          9         --
Variable Accumulation Unit Value...................    $  11.45   $   9.27   $  10.85   $  10.86   $     --
Total Return.......................................       23.5%     (14.5%)        --       8.6%         --
Investment Income Ratio............................        1.8%       1.9%       1.9%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 11,020   $  3,453   $     --   $     --   $     --
Units Outstanding..................................       1,084        420         --         --         --
Variable Accumulation Unit Value...................    $  10.17   $   8.22   $     --   $     --   $     --
Total Return.......................................       23.7%     (17.8%)        --         --         --
Investment Income Ratio............................        1.9%       3.1%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    461   $    117   $     --   $     --   $     --
Units Outstanding..................................          45         14         --         --         --
Variable Accumulation Unit Value...................    $  10.36   $   8.41   $     --   $     --   $     --
Total Return.......................................       23.2%     (15.9%)        --         --         --
Investment Income Ratio............................        1.9%       2.7%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        VAN ECK                                         VAN KAMPEN
                       WORLDWIDE                                            UIF
                         HARD                                        EMERGING MARKETS
                        ASSETS                                        EQUITY--CLASS I
    -----------------------------------------------   -----------------------------------------------
     2003      2002      2001      2000      1999      2003      2002      2001      2000      1999
    -------------------------------------------------------------------------------------------------
    $10,239   $ 6,351   $ 3,510   $ 4,929   $ 2,066   $33,055   $22,764   $25,016   $28,721   $23,677
        805       714       378       469       216     3,161     3,213     3,172     3,358     1,659
    $ 12.72   $  8.89   $  9.28   $ 10.51   $  9.57   $ 10.46   $  7.09   $  7.89   $  8.55   $ 14.27
      43.1%     (4.2%)   (11.7%)     9.9%     19.3%     47.6%    (10.2%)    (7.7%)   (40.1%)    93.0%
       0.4%      0.5%      1.4%                            --        --        --

    $   190   $    49   $    29   $    25   $    --   $   697   $   109   $ 5,828   $    38   $    --
         15         6         3         2        --        92        21     1,019         6        --
    $ 12.62   $  8.83   $  9.24   $ 10.48   $    --   $  7.55   $  5.12   $  5.72   $  6.21   $    --
      42.8%     (4.3%)   (11.8%)     4.8%        --     47.4%    (10.4%)    (7.9%)   (37.9%)       --
       0.3%      0.3%      3.8%                            --        --        --

    $ 5,745   $ 2,229   $   238   $    53   $    --   $ 5,409   $ 2,432   $   594   $    54   $    --
        449       249        25         5        --       617       408        89         7        --
    $ 12.79   $  8.96   $  9.37   $ 10.63   $    --   $  8.77   $  5.96   $  6.64   $  7.22   $    --
      42.8%     (4.4%)   (11.9%)     6.3%        --     47.3%    (10.3%)    (8.0%)   (27.8%)       --
       0.4%      0.2%      1.1%                            --        --        --

    $ 1,461   $   326   $    --   $    --   $    --   $ 1,279   $   456   $    --   $    --   $    --
        121        39        --        --        --       110        58        --        --        --
    $ 12.04   $  8.42   $    --   $    --   $    --   $ 11.62   $  7.88   $    --   $    --   $    --
      43.0%    (15.8%)       --        --        --     47.5%    (21.2%)       --        --        --
       0.3%        --        --                            --        --        --

    $    63   $    --   $    --   $    --   $    --   $    19   $    --   $    --   $    --   $    --
          4        --        --        --        --         1        --        --        --        --
    $ 15.24   $    --   $    --   $    --   $    --   $ 14.95   $    --   $    --   $    --   $    --
      52.4%        --        --        --        --     49.5%        --        --        --        --
         --        --        --                            --        --        --

    $   348   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         26        --        --        --        --        --        --        --        --        --
    $ 13.42   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
      34.2%        --        --        --        --        --        --        --        --        --
         --        --        --                            --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $       2,929      $       2,760      $       3,817
Units Outstanding.....................................             296                248                347
Variable Accumulation Unit Value......................   $        9.91      $       11.15      $       10.99
Total Return..........................................           (0.9%)             11.5%               9.9%
Investment Income Ratio...............................           13.3%               0.5%               8.3%

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       6,344      $       5,334      $       7,798
Units Outstanding.....................................             640                474                707
Variable Accumulation Unit Value......................   $        9.91      $       11.26      $       11.03
Total Return..........................................           (0.9%)             12.6%              10.3%
Investment Income Ratio...............................           17.1%               0.6%               9.0%

SERIES IV POLICIES (d)
Net Assets............................................   $       5,867      $       4,522      $       7,040
Units Outstanding.....................................             592                406                644
Variable Accumulation Unit Value......................   $        9.92      $       11.14      $       10.94
Total Return..........................................           (0.8%)             11.4%               9.4%
Investment Income Ratio...............................           15.6%               0.5%               8.5%

SERIES V POLICIES (e)
Net Assets............................................   $         407      $          86      $         533
Units Outstanding.....................................              41                  8                 49
Variable Accumulation Unit Value......................   $        9.83      $       10.98      $       10.91
Total Return..........................................           (1.7%)              9.8%               9.1%
Investment Income Ratio...............................           14.8%               1.3%               9.5%

SERIES VI POLICIES (f)
Net Assets............................................   $       3,343      $       2,186      $       3,430
Units Outstanding.....................................             338                197                316
Variable Accumulation Unit Value......................   $        9.89      $       11.12      $       10.85
Total Return..........................................           (1.1%)             11.2%               8.5%
Investment Income Ratio...............................           14.5%               0.5%               9.2%

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                               MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--   INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $       2,399      $       2,651      $       1,842      $      10,501      $       6,828
               207                272                162                920                606
     $       11.60      $        9.75      $       11.40      $       11.41      $       11.26
             16.0%              (2.5%)             14.0%              14.1%              12.6%
              3.4%              14.3%               3.7%              26.0%               4.6%

     $          --      $          --      $          --      $          --      $          --
                --                 --                 --                 --                 --
     $          --      $          --      $          --      $          --      $          --
                --                 --                 --                 --                 --
                --                 --                 --                 --                 --

     $       6,443      $       4,087      $       3,094      $      28,302      $      13,604
               550                422                273              2,495              1,215
     $       11.72      $        9.69      $       11.34      $       11.35      $       11.20
             17.2%              (3.1%)             13.4%              13.5%              12.0%
              3.8%              18.2%               4.1%              30.0%               5.6%

     $       5,125      $       4,147      $       3,340      $      25,512      $      11,688
               442                425                293              2,224              1,038
     $       11.59      $        9.76      $       11.40      $       11.47      $       11.26
             15.9%              (2.4%)             14.0%              14.7%              12.6%
              3.5%              16.5%               3.4%              26.4%               4.6%

     $         122      $         421      $          38      $       2,901      $       1,344
                11                 43                  3                255                120
     $       11.51      $        9.74      $       11.32      $       11.36      $       11.24
             15.1%              (2.6%)             13.2%              13.6%              12.4%
              4.3%              14.0%               2.4%              27.0%               5.1%

     $       2,519      $       1,800      $       1,484      $       9,211      $       4.649
               218                185                130                809                414
     $       11.57      $        9.73      $       11.38      $       11.39      $       11.24
             15.7%              (2.7%)             13.8%              13.9%              12.4%
              3.8%              16.2%               3.4%              29.6%               5.0%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $       1,340      $       1,477      $       2,376
Units Outstanding.....................................             114                125                197
Variable Accumulation Unit Value......................   $       11.74      $       11.80      $       12.07
Total Return..........................................           17.4%              18.0%              20.7%
Investment Income Ratio...............................            6.9%               1.2%                 --

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       2,933      $       2,774      $       5,125
Units Outstanding.....................................             254                237                434
Variable Accumulation Unit Value......................   $       11.55      $       11.72      $       11.82
Total Return..........................................           15.5%              17.2%              18.2%
Investment Income Ratio...............................            8.0%               1.4%                 --

SERIES IV POLICIES (d)
Net Assets............................................   $       2,849      $       2,677      $       5,111
Units Outstanding.....................................             246                228                432
Variable Accumulation Unit Value......................   $       11.60      $       11.73      $       11.83
Total Return..........................................           16.0%              17.3%              18.3%
Investment Income Ratio...............................            6.6%               1.2%                 --

SERIES V POLICIES (e)
Net Assets............................................   $          78      $         183      $         186
Units Outstanding.....................................               7                 16                 16
Variable Accumulation Unit Value......................   $       11.28      $       11.78      $       11.61
Total Return..........................................           12.8%              17.8%              16.1%
Investment Income Ratio...............................           11.7%               3.0%                 --

SERIES VI POLICIES (f)
Net Assets............................................   $       1,381      $       1,319      $       2,941
Units Outstanding.....................................             121                113                244
Variable Accumulation Unit Value......................   $       11.37      $       11.64      $       12.05
Total Return..........................................           13.7%              16.4%              20.5%
Investment Income Ratio...............................            7.6%               1.4%                 --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
     $       2,355      $       1,835      $       2,572       $         503      $         821
               192                171                223                  45                 73
     $       12.24      $       10.73      $       11.55       $       11.07      $       11.32
             22.4%               7.3%              15.5%               10.7%              13.2%
                --               6.8%               5.3%                5.6%               2.7%

     $          --      $          --      $          --       $          --      $          --
                --                 --                 --                  --                 --
     $          --      $          --      $          --       $          --      $          --
                --                 --                 --                  --                 --
                --                 --                 --                  --                 --

     $       4,735      $       4,276      $       5,058       $       1,437      $       1,807
               384                399                440                 126                160
     $       12.32      $       10.71      $       11.48       $       11.38      $       11.29
             23.2%               7.1%              14.8%               13.8%              12.9%
                --               8.3%               6.3%                6.1%               2.9%

     $       4,235      $       3,248      $       4,598       $       1,389      $       2,039
               353                299                392                 123                181
     $       12.01      $       10.86      $       11.72       $       11.32      $       11.29
             20.1%               8.6%              17.2%               13.2%              12.9%
                --               7.6%               5.3%                5.3%               2.8%

     $          93      $         159      $         160       $          24      $         133
                 8                 15                 14                   2                 12
     $       11.71      $       10.57      $       11.48       $       11.19      $       11.21
             17.1%               5.7%              14.8%               11.9%              12.1%
                --              10.4%               7.5%                4.4%               5.2%

     $       2,201      $       2,168      $       2,127       $         600      $         907
               180                205                185                  53                 80
     $       12.21      $       10.56      $       11.52       $       11.23      $       11.28
             22.1%               5.6%              15.2%               12.3%              12.8%
                --               7.3%               5.9%                5.3%               2.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                          MainStay VP        MainStay VP
                                                          Eagle Asset        Lord Abbett       Alger American
                                                           Management         Developing           Small
                                                        Growth Equity--        Growth--       Capitalization--
                                                         Service Class      Service Class      Class S Shares
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $         820      $         637      $         671
Units Outstanding.....................................              74                 55                 55
Variable Accumulation Unit Value......................   $       11.11      $       11.63      $       12.16
Total Return..........................................           11.1%              16.3%              21.6%
Investment Income Ratio...............................            0.4%                 --                 --

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       2,737      $       1,458      $       1,576
Units Outstanding.....................................             247                127                130
Variable Accumulation Unit Value......................   $       11.08      $       11.47      $       12.15
Total Return..........................................           10.8%              14.7%              21.5%
Investment Income Ratio...............................            0.4%                 --                 --

SERIES IV POLICIES (d)
Net Assets............................................   $       2,233      $       1,358      $       1,594
Units Outstanding.....................................             201                117                132
Variable Accumulation Unit Value......................   $       11.09      $       11.62      $       12.11
Total Return..........................................           10.9%              16.2%              21.1%
Investment Income Ratio...............................            0.3%                 --                 --

SERIES V POLICIES (e)
Net Assets............................................   $          60      $          64      $          22
Units Outstanding.....................................               6                  6                  2
Variable Accumulation Unit Value......................   $       10.77      $       11.41      $       11.96
Total Return..........................................            7.7%              14.1%              19.6%
Investment Income Ratio...............................            0.5%                 --                 --

SERIES VI POLICIES (f)
Net Assets............................................   $       1,265      $         721      $         495
Units Outstanding.....................................             114                 61                 41
Variable Accumulation Unit Value......................   $       11.06      $       11.77      $       12.15
Total Return..........................................           10.6%              17.7%              21.5%
Investment Income Ratio...............................            0.3%                 --                 --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

      DREYFUS IP                       FIDELITY(R) VIP                                          JANUS ASPEN SERIES
      TECHNOLOGY     FIDELITY(R) VIP       EQUITY-       FIDELITY(R) VIP   JANUS ASPEN SERIES       WORLDWIDE
       GROWTH--      CONTRAFUND(R)--      INCOME--          MID CAP--          BALANCED--            GROWTH--
    SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2     SERVICE SHARES       SERVICE SHARES
    --------------   ---------------   ---------------   ---------------   ------------------   ------------------
         2003             2003              2003              2003                2003                 2003
    --------------------------------------------------------------------------------------------------------------
     $     1,226       $     3,715       $     2,888       $     2,237        $     4,308          $     1,398
             104               318               251               199                410                  121
     $     11.77       $     11.69       $     11.53       $     11.27        $     10.52          $     11.53
           17.7%             16.9%             15.3%             12.7%               5.2%                15.3%
              --                --                --                --               3.4%                 0.9%

     $        --       $        --       $        --       $         1        $        --          $        --
              --                --                --                --                 --                   --
     $        --       $        --       $        --       $     10.17        $        --          $        --
              --                --                --              1.7%                 --                   --
              --                --                --                --                 --                   --

     $     2,883       $     7,143       $     5,733       $     1,207        $     8,228          $     2,542
             247               616               504               107                779                  222
     $     11.67       $     11.59       $     11.37       $     11.23        $     10.57          $     11.45
           16.7%             15.9%             13.7%             12.3%               5.7%                14.5%
              --                --                --                --               4.1%                 1.0%

     $     2,684       $     5,521       $     4,827       $     1,082        $     7,590          $     2,226
             230               467               421                95                722                  195
     $     11.68       $     11.82       $     11.48       $     11.41        $     10.51          $     11.44
           16.8%             18.2%             14.8%             14.1%               5.1%                14.4%
              --                --                --                --               3.6%                 0.9%

     $       100       $       316       $       823       $        39        $       441          $        22
               9                28                71                 4                 42                    2
     $     11.64       $     11.48       $     11.54       $     10.77        $     10.50          $     11.31
           16.4%             14.8%             15.4%              7.7%               5.0%                13.1%
              --                --                --                --               3.4%                 1.2%

     $     1,302       $     2,520       $     2,977       $       499        $     4,069          $       983
             112               219               260                44                387                   88
     $     11.65       $     11.49       $     11.44       $     11.43        $     10.51          $     11.23
           16.5%             14.9%             14.4%             14.3%               5.1%                12.3%
              --                --                --                --               3.5%                 0.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                        MFS(R) INVESTORS        MFS(R)               MFS(R)
                                                         TRUST SERIES--    RESEARCH SERIES--   UTILITIES SERIES--
                                                         SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                                                        ----------------   -----------------   ------------------
                                                              2003               2003                 2003
                                                        ---------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $         135       $         382       $           3
Units Outstanding.....................................              12                  35                  --
Variable Accumulation Unit Value......................   $       10.86       $       11.02       $       10.83
Total Return..........................................            8.6%               10.2%                8.3%
Investment Income Ratio...............................              --                  --                  --

SERIES II POLICIES (b)
Net Assets............................................   $          --       $          --       $          --
Units Outstanding.....................................              --                  --                  --
Variable Accumulation Unit Value......................   $          --       $          --       $          --
Total Return..........................................              --                  --                  --
Investment Income Ratio...............................              --                  --                  --

SERIES III POLICIES (c)
Net Assets............................................   $         314       $         637       $          80
Units Outstanding.....................................              29                  58                   7
Variable Accumulation Unit Value......................   $       10.94       $       10.95       $       11.41
Total Return..........................................            9.4%                9.5%               14.1%
Investment Income Ratio...............................              --                  --                  --

SERIES IV POLICIES (d)
Net Assets............................................   $         469       $         460       $          63
Units Outstanding.....................................              43                  43                   5
Variable Accumulation Unit Value......................   $       10.97       $       10.75       $       11.46
Total Return..........................................            9.7%                7.5%               14.6%
Investment Income Ratio...............................              --                  --                  --

SERIES V POLICIES (e)
Net Assets............................................   $          13       $          15       $          11
Units Outstanding.....................................               1                   1                   1
Variable Accumulation Unit Value......................   $       10.92       $       11.05       $       11.50
Total Return..........................................            9.2%               10.5%               15.0%
Investment Income Ratio...............................              --                  --                  --

SERIES VI POLICIES (f)
Net Assets............................................   $         187       $         279       $           1
Units Outstanding.....................................              17                  25                  --
Variable Accumulation Unit Value......................   $       10.88       $       11.13       $       11.39
Total Return..........................................            8.8%               11.3%               13.9%
Investment Income Ratio...............................              --                  --                  --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

    NEUBERGER BERMAN                             VAN KAMPEN UIF
      AMT MID-CAP          T. ROWE PRICE            EMERGING
        GROWTH--           EQUITY INCOME        MARKETS EQUITY--
        CLASS S            PORTFOLIO--II            CLASS II
    ----------------      ----------------      ----------------
          2003                  2003                  2003
    ------------------------------------------------------------
     $           6         $       2,506         $         424
                 1                   224                    31
     $       10.91         $       11.20         $       13.71
              9.1%                 12.0%                 37.1%
                --                  2.1%                    --

     $          --         $          --         $          --
                --                    --                    --
     $          --         $          --         $          --
                --                    --                    --
                --                    --                    --

     $         105         $       5,783         $       1,422
                10                   518                   108
     $       10.98         $       11.16         $       13.20
              9.8%                 11.6%                 32.0%
                --                  2.4%                    --

     $         269         $       5,370         $         729
                24                   478                    53
     $       11.32         $       11.23         $       13.65
             13.2%                 12.3%                 36.5%
                --                  2.3%                    --

     $          82         $         933         $          --
                 7                    84                    --
     $       11.12         $       11.13         $       10.57
             11.2%                 11.3%                  5.7%
                --                  2.5%                    --

     $          56         $       3,257         $         297
                 5                   292                    22
     $       11.13         $       11.16         $       13.25
             11.3%                 11.6%                 32.5%
                --                  2.4%                    --

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond (Initial Class), MainStay VP Capital Appreciation (Initial Class), MainStay VP Cash Management, MainStay VP Convertible (Initial Class), MainStay VP Equity Income (Initial Class), MainStay VP Government (Initial Class), MainStay VP Growth Equity (Initial Class), MainStay VP High Yield Corporate Bond (Initial Class), MainStay VP Indexed Equity (Initial Class), MainStay VP International Equity (Initial Class), MainStay VP Mid Cap Core (Initial Class), MainStay VP Mid Cap Growth (Initial Class), MainStay VP Small Cap Growth (Initial Class), MainStay VP Total Return (Initial Class), MainStay VP Value (Initial Class), MainStay VP American Century Income and Growth (Initial Class), MainStay VP Dreyfus Large Company Value (Initial Class), MainStay VP Eagle Asset Management Growth Equity (Initial Class), MainStay VP Lord Abbett Developing Growth (Initial Class), Alger American Small Capitalization (Class O Shares), AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity(R) VIP Contrafund(R) (Initial Class), Fidelity(R) VIP Equity-Income (Initial Class), Janus Aspen Series Balanced (Institutional Shares), Janus Aspen Series Worldwide Growth (Institutional Shares), MFS(R) Investors Trust Series (Initial Class), MFS(R) Research Series (Initial Class), MFS(R) Utilities Series (Initial Class), Neuberger Berman AMT Mid-Cap Growth (Class I), T. Rowe Price Equity Income Portfolio, Van Eck Worldwide Hard Assets, Van Kampen UIF Emerging Markets Equity (Class I), MainStay VP Bond (Service Class), MainStay VP Capital Appreciation (Service Class), MainStay VP Convertible (Service Class), MainStay VP Equity Income (Service Class), MainStay VP Government (Service Class), MainStay VP Growth Equity (Service Class), MainStay VP High Yield Corporate Bond (Service Class), MainStay VP Indexed Equity (Service Class), MainStay VP International Equity (Service Class), MainStay VP Mid Cap Core (Service Class), MainStay VP Mid Cap Growth (Service Class), MainStay VP Small Cap Growth (Service Class), MainStay VP Total Return (Service Class), MainStay VP Value (Service Class), MainStay VP American Century Income and Growth (Service Class), MainStay VP Dreyfus Large Company Value (Service Class), MainStay VP Eagle Asset Management Growth Equity (Service Class), MainStay VP Lord Abbett Developing Growth (Service Class), Alger American Small Capitalization (Class S Shares), Dreyfus IP Technology Growth (Service Shares), Fidelity(R) VIP Contrafund(R) (Service Class 2), Fidelity(R) VIP Equity-Income (Service Class 2), Fidelity(R) VIP Mid Cap (Service Class 2), Janus Aspen Series Balanced (Service Shares), Janus Aspen Series Worldwide Growth (Service Shares), MFS(R) Investors Trust Series (Service Class), MFS(R) Research Series (Service Class), MFS(R) Utilities Series (Service Class), Neuberger Berman AMT Mid-Cap Growth (Class S), T. Rowe Price Equity Income Portfolio II, and Van Kampen UIF Emerging Markets Equity (Class II) Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2003       2002
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $29,401    $24,515
  Trading securities                                               66         --
Equity securities, at fair value
  Available for sale                                               47         70
  Trading securities                                               22         --
Mortgage loans                                                  2,665      2,389
Policy loans                                                      563        577
Other investments                                                 280        739
                                                              -------    -------
     Total investments                                         33,044     28,290

Cash and cash equivalents                                         761      1,362
Deferred policy acquisition costs                               2,180      1,781
Interest in annuity contracts                                   3,306      2,958
Other assets                                                    1,234      1,440
Separate account assets                                        11,589      9,245
                                                              -------    -------
     Total assets                                             $52,114    $45,076
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $29,366    $25,260
Future policy benefits                                          1,027        967
Policy claims                                                     107        103
Obligations under structured settlement agreements              3,306      2,958
Other liabilities                                               2,556      3,280
Separate account liabilities                                   11,500      9,154
                                                              -------    -------
     Total liabilities                                         47,862     41,722
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                      1,410        910
Accumulated other comprehensive income                            590        451
Retained earnings                                               2,227      1,968
                                                              -------    -------
     Total stockholder's equity                                 4,252      3,354
                                                              -------    -------
     Total liabilities and stockholder's equity               $52,114    $45,076
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $    3   $  144   $  235
  Fees -- universal life and annuity policies                    603      546      509
  Net investment income                                        1,801    1,647    1,452
  Net investment losses                                           (3)     (49)     (50)
  Other income                                                    19       16        9
                                                              ------   ------   ------
     Total revenues                                            2,423    2,304    2,155
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,321    1,280    1,133
  Policyholder benefits                                          139      305      354
  Operating expenses                                             588      554      536
                                                              ------   ------   ------
     Total expenses                                            2,048    2,139    2,023
                                                              ------   ------   ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        375      165      132
Income tax expense/(benefit)                                     116       (1)      31
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting
  principle                                                      259      166      101
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --       --       14
                                                              ------   ------   ------
NET INCOME                                                    $  259   $  166   $  115
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
                                                                         (IN MILLIONS)
BALANCE AT JANUARY 1, 2001                      $25        $  480       $1,721         $(31)           $2,195
                                                                                                       ------
Comprehensive income:
  Net income                                                               115                            115
                                                                                                       ------
     Cumulative effect of a change in
       accounting principle, net of tax                                                  (2)               (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     137               137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                        300                                         300
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2001                     25           780        1,836          104             2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                    $25        $1,410       $2,227         $590            $4,252
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    259    $    166    $    115
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  35           1         (26)
     Net capitalization of deferred policy acquisition costs      (400)       (441)       (380)
     Annuity and universal life fees                              (296)       (257)       (227)
     Interest credited to policyholders' account balances        1,321       1,292       1,133
     Net investment losses                                           3          49          50
     Deferred income taxes                                          17          (1)         21
     Cumulative effect of a change in accounting principle          --          --         (14)
     (Increase) decrease in:
       Net separate account assets and liabilities                  19          --         (35)
       Other assets and other liabilities                         (250)         99          88
       Trading securities                                           89          29          --
     Increase (decrease) in:
       Policy claims                                                 4          (4)         34
       Future policy benefits                                      (23)        170         186
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                778       1,103         945
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                22,559      24,951      28,757
     Maturity of available for sale fixed maturities               418       1,090       1,902
     Sale of equity securities                                      39          38         109
     Repayment of mortgage loans                                   776         466         322
     Sale of other investments                                     520         206          58
  Cost of:
     Available for sale fixed maturities acquired              (27,666)    (30,915)    (33,811)
     Equity securities acquired                                    (19)        (66)       (112)
     Mortgage loans acquired                                    (1,052)       (791)       (469)
     Other investments acquired                                    (70)        (21)       (715)
  Policy loans (net)                                                14         (27)        (32)
  Increase in loaned securities                                    125         747          23
  Securities sold under agreements to repurchase (net)            (644)        514         153
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (5,000)     (3,808)     (3,815)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,094       5,351       4,525
     Withdrawals                                                (1,715)     (1,501)     (1,396)
     Net transfers to the separate accounts                       (258)       (585)       (536)
  Transfer of Taiwan branch cash to an affiliated company           --        (116)         --
  Capital contribution received from parent                        500         130         300
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,621       3,279       2,893
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (2)         --
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents              (601)        572          23
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                     1,362         790         767
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    761    $  1,362    $    790
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2003, 2002 AND 2001

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available for sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. These specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Other investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized loans. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized loans are reported at outstanding principal balance reduced by any charge-off or specific valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note
10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability includes for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of reinsurance recoverables, investment income due and accrued, amounts receivable for undelivered securities, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, deferred income taxes and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     The Company has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives which are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its non-guaranteed and registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)

     The guaranteed separate accounts maintained on a fair value basis provides a guarantee of principal and interest for contracts held to maturity. Prior to maturity, a market value adjustment is imposed upon certain surrenders. Interest rates on these contracts may be adjusted periodically.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Recent corporate and accounting scandals continue to increase the risks of defaults on fixed maturities securities. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum death benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of any new legislation extending the suspension or eliminating this tax, the Company is subject to this tax beginning in 2004.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133", ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, the Company reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on a number of topics, including separate account presentation, interest in separate accounts, liability valuation, returns based on a contractually referenced pool of assets or index, and accounting for contracts that contain death or other insurance benefit features.

     SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The effect of initially adopting SOP 03-01 will be reported as a cumulative effect of a change in accounting principle. The company is currently completing an assessment of the impact of the SOP on its operations; however, we do

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

not believe that the implementation of SOP 03-01 will have a material effect on the Company's financial position.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     At December 31, 2003 and 2002, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2003                       2002
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $ 1,118      $ 1,127       $   621      $   630
Due after one year through five years                   4,913        5,206         4,306        4,513
Due after five years through ten years                  8,754        9,291         7,151        7,546
Due after ten years                                     4,164        4,441         3,402        3,659
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency               303          315           535          559
  Other mortgage-backed securities                      6,306        6,541         5,119        5,434
  Other asset-backed securities                         2,424        2,480         2,102        2,174
                                                      -------      -------       -------      -------
     Total Available for Sale                         $27,982      $29,401       $23,236      $24,515
                                                      =======      =======       =======      =======

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                     1,060           85            3          1,142
Foreign governments                                      122           10           --            132
Corporate                                             17,335        1,112           95         18,352
Other mortgage-backed securities                       6,306          259           24          6,541
Other asset-backed securities                          2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                     1,579          131           --          1,710
Foreign governments                                      105           11           --            116
Corporate                                             13,309          952          249         14,012
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

     At December 31, 2003 and 2002, the Company has outstanding contractual obligations to acquire additional private placement securities amounting to $16 million and $161 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2003    $46       $   2          $ 1           $47
2002    $81       $  --          $11           $70

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2003 and 2002 is estimated to be $2,854 million and $2,614 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2003 or 2002.

     At December 31, 2003 and 2002, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $58 million and $60 million at fixed and floating interest rates ranging from 2.7% to 7.8% and from 3.7% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2003 and 2002, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2003                  2002
                                     -----------------    ------------------
                                     CARRYING    % OF     CARRYING     % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    ------
Property Type:
  Office buildings                    $  943      35.4%    $  855       35.8%
  Retail                                 474      17.8%       397       16.6%
  Residential                            608      22.8%       604       25.3%
  Industrial                             336      12.6%       238       10.0%
  Apartment buildings                    269      10.1%       258       10.8%
  Other                                   35       1.3%        37        1.5%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======
Geographic Region:
  Central                             $  783      29.4%    $  606       25.4%
  South Atlantic                         684      25.7%       654       27.4%
  Pacific                                563      21.1%       474       19.8%
  Middle Atlantic                        455      17.0%       486       20.3%
  New England                            180       6.8%       169        7.1%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======

OTHER INVESTMENTS

     The components of other investments as of December 31, 2003 and 2002 were as follows (in millions):

                                                           2003    2002
                                                           ----    ----
Limited liability company                                  $157    $675
Collateralized loans                                         40      --
Derivatives                                                  34      26
Limited partnerships                                         28      17
Real estate                                                  17      17
Other                                                         4       4
                                                           ----    ----
     Total other investments                               $280    $739
                                                           ====    ====

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by NYL to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2003 and 2002 was $6 million and $5 million, respectively. Depreciation expense totaled $1 million for each year ended December 31, 2003, 2002 and 2001.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2003, 2002 and 2001, were as follows (in millions):

                                              2003      2002      2001
                                             ------    ------    ------
Fixed maturities                             $1,604    $1,448    $1,238
Equity securities                                 2         3         6
Mortgage loans                                  167       170       155
Policy loans                                     46        45        47
Other investments                                30        30        45
                                             ------    ------    ------
  Gross investment income                     1,849     1,696     1,491
Investment expenses                             (48)      (49)      (39)
                                             ------    ------    ------
  Net investment income                      $1,801    $1,647    $1,452
                                             ======    ======    ======

     For the years ended December 31, 2003, 2002 and 2001, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                                2003                           2002                           2001
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
Fixed maturities                      $192               $(176)      $192               $(236)      $163               $(217)
Equity securities                        5                  (7)         8                  (8)        11                  (9)
Mortgage loans                           2                  (4)         1                  (1)        --                  (1)
Derivative instruments                   1                  (4)         1                  (4)         1                  (7)
Other investments                       --                 (12)        --                  (2)        10                  (1)
                                      ----               -----       ----               -----       ----               -----
     Subtotal                         $200               $(203)      $202               $(251)      $185               $(235)
                                      ====               =====       ====               =====       ====               =====
Total net investment losses                     $(3)                           $(49)                          $(50)
                                                ===                            ====                           ====

     Effective January 1, 2003 the Company transferred all other-than-temporarily impaired securities to a trading portfolio at fair value. Accordingly, for the year 2003 the trading portfolio required a mark-to-market adjustment through net investment losses to reflect any subsequent decline or increase in fair market value. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $2 million.

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The convertible portfolio was subsequently sold during 2002.

     The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended, December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment losses in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $24 million, $70 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $7 million at December 31, 2003. There were no other-than-temporary impairment losses in equities for 2002 and 2001.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities into two categories: (1) when the estimated fair value has declined and remained below

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

amortized cost for a period of less than twelve months, and (2) when the estimated fair value has declined and remained below cost for a period of greater than twelve months, at December 31, 2003 (in millions):

                                             LESS THAN           GREATER THAN
                                             12 MONTHS            12 MONTHS               TOTAL
                                        -------------------   ------------------   -------------------
                                         FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                        VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                        ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies             $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal         134         3        --        --          134         3
Foreign governments                         14         *        --        --           14         *
Corporate                                2,306        72       338        23        2,644        95
Mortgage-backed securities               1,184        24         1         *        1,185        24
Asset-backed securities                    344         9        58         8          402        17
                                        ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES              4,301       110       397        31        4,698       141
                                        ------      ----      ----       ---       ------      ----
               EQUITIES
               --------
Preferred Stock                             --        --         4         1            4         1
                                        ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED
       SECURITIES                       $4,301      $110      $401       $32       $4,702      $142
                                        ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     For the securities with gross unrealized losses, the decline in fair value is principally related to changes in interest rates and weak economic and market conditions in certain corporate sectors such as airlines, energy and utilities that are now experiencing a gradual rebound in fair value. Recent improvement in fair value for these securities evidences continued recovery as economic and market conditions improve. Refer to Note 2 -- Significant Accounting Policies for Investments, which discloses the Company's process for reviewing invested assets for impairments.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

Statement of Income. The amounts for the years ended December 31, 2003, 2002 and 2001 are as follows (in millions):

                                                         2003    2002     2001
                                                         ----    -----    ----
Net unrealized investment gains (losses), beginning of
  the year                                               $451    $ 104    $(31)
                                                         ----    -----    ----
Cumulative effect of a change in accounting principle      --       --      (2)
                                                         ----    -----    ----
Changes in net unrealized investment gains attributable
  to investments:
  Net unrealized investment gains arising during the
     period                                               132      663     172
  Less: Reclassification adjustments for gains (losses)
     included in net income                                18        9     (64)
                                                         ----    -----    ----
  Change in net unrealized investment gains, net of
     adjustments                                          114      654     236
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                           26      (15)     --
  Deferred policy acquisition costs                        (1)    (289)    (99)
                                                         ----    -----    ----
Change in net unrealized investment gains (losses)        139      350     137
                                                         ----    -----    ----
Transfer of Taiwan branch to an affiliated company         --       (3)     --
                                                         ----    -----    ----
Net unrealized investment gains (losses), end of year    $590    $ 451    $104
                                                         ====    =====    ====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense of $71 million $357 million and $93 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense (benefit) of $10 million, $5 million and ($34) million, respectively.

     Policyholders' account balance reported in the preceding table for the years ended December 31, 2003 and 2002 are net of income tax expense (benefit) of $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax benefit of $-, $156 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- INSURANCE LIABILITIES

     The Company's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of the Company's liabilities for deferred annuities at December 31, 2003 and 2002, was $15,733 million and $13,319 million, respectively, and is included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2003 and 2002 was $29 million and $55 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains non-guaranteed separate accounts for its variable deferred annuity and variable life products; certain of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $10,866 million and $8,526 million at December 31, 2003 and 2002, respectively. The Company maintains investments in the non-guaranteed separate accounts of $45 million and $52 million at December 31, 2003 and 2002, respectively. The assets of these separate accounts represent

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 6 -- SEPARATE ACCOUNTS -- (CONTINUED)

investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

     The Company maintains one guaranteed separate account for universal life insurance policies, with assets of $723 million and $719 million at December 31, 2003 and 2002, respectively. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2003, 2002 and 2001 was as follows (in millions):

                                                      2003      2002      2001
                                                     ------    ------    ------
Balance at beginning of year                         $1,781    $1,887    $1,660
  Current year additions                                645       630       558
  Amortized during year                                (245)     (189)     (179)
  Adjustment for change in unrealized investment
     gains                                               (1)     (445)     (152)
  Transfer of Taiwan branch to an affiliated
     company                                             --      (102)       --
                                                     ------    ------    ------
Balance at end of year                               $2,180    $1,781    $1,887
                                                     ======    ======    ======

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                            2003    2002    2001
                                                            ----    ----    ----
Current:
  Federal                                                   $ 94    $(1)    $ 8
  State and local                                              5      1       2
                                                            ----    ---     ---
                                                              99     --      10
Deferred:
  Federal                                                     17     (1)     21
                                                            ----    ---     ---
Income tax expense/(benefit)                                $116    $(1)    $31
                                                            ====    ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows (in millions):

                                                               2003     2002
                                                              ------    ----
Deferred tax assets:
  Future policyholder benefits                                $  487    $427
  Employee and agents benefits                                    62      58
                                                              ------    ----
     Deferred tax assets                                         549     485
                                                              ------    ----
Deferred tax liabilities:
  Deferred policy acquisition costs                              517     409
  Investments                                                    479     420
  Other                                                            9      19
                                                              ------    ----
     Deferred tax liabilities                                  1,005     848
                                                              ------    ----
       Net deferred tax liability                             $  456    $363
                                                              ======    ====

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2003, 2002 and 2001:

                                                          2003    2002     2001
                                                          ----    -----    -----
Statutory Federal income tax rate                         35.0%    35.0%    35.0%
Current year equity base tax                                --       --     12.5
True down of prior year equity base tax                     --    (22.9)   (20.1)
Tax exempt income                                         (2.8)    (6.0)    (4.9)
Foreign branch termination                                  --     (3.8)      --
Other                                                     (1.2)    (2.9)     0.9
                                                          ----    -----    -----
Effective tax rate                                        31.0%    (0.6)%   23.4%
                                                          ====    =====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2003 and 2002, the Company had recorded an income tax receivable from New York Life of $38 million and an income tax payable to New York Life of $38 million, respectively.

     The Company's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 50% of the reinsurance ceded at December 31, 2003.

     The Company has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $171 million, $81 million and $2 million at December 31, 2003, 2002 and 2001, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with all counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. The Company does not have any fair value hedges at December 31, 2003 and 2002. The Company will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised;
(iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available for sale securities. During 2003 and 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

of forecasted transactions as of December 31, 2003 and 2002. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2003 and 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million and $7 million, respectively.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). No hedging transactions were discontinued for the years ended December 31, 2003 and 2002 due to hedge ineffectiveness.

     The Company has derivative instruments that do not qualify for hedge accounting treatment. These derivatives include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses).

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2003 and 2002, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, employment and benefits and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $1,424 million and $1,318 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2003 and 2002, the Company recorded cash collateral received under these agreements of $1,474 million and $1,350 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2003 of $155 million ($799 million at December 31,
2002) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $559 million, $537 million and $458 million for the years ended December 31, 2003, 2002 and 2001, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $27 million for its share of the net periodic post-retirement benefits expense in 2003 ($13 million and $10 million in 2002 and 2001, respectively) and a benefit of $(2) million in 2003 ($(2) million in 2002 and $(6) million in 2001) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2003, 2002 and 2001, the total cost for these services amounted to $22 million, $28 million and $16 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

NYLIM for the years ended December 31, 2003, 2002 and 2001 of $9 million, $9 million and $8 million, respectively.

     At December 31, 2003 and 2002, the Company had a net liability of $186 million and $166 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.46% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2003 and 2002 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,306 million and $2,958 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2003 and 2002 the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $89 million, $71 million and $126 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2003 and December 31, 2002.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2003 and December 31, 2002. Interest expense for 2003, 2002 and 2001 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2003, the Company had recorded a receivable from MCF included in other assets of $23 million. During 2003, the Company received interest payments from MCF totaling less than $1 million.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                           2003    2002
                                                           ----    ----
Amounts recoverable from reinsurers                        $716    $633
Premiums ceded                                              171      74
Benefits ceded                                               38      13

     The Company received capital contributions of $500 million and $130 million in 2003 and 2002, respectively, from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of funding certain New York Life employee benefits. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, the Company recorded liabilities of approximately $1,133 million and $1,023 million, respectively, which are included in policyholder account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to a Voluntary Employees' Beneficiary Association (VEBA) trust, a trust formed for the benefit of New York Life's retired employees. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, policyholder account balances and separate account liabilities related to these policies aggregated $252 million and $219 million, respectively.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $173 million, $30 million, and $20 million during 2003, 2002 and 2001, respectively.

     Total interest paid was $10 million, $7 million and $21 million during 2003, 2002 and 2001, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2003 and 2002, statutory stockholder's equity was $1,882 million and $1,404 million, respectively. Statutory net income/(loss) for the years ended December 31, 2003, 2002 and 2001 was $20 million, $(95) million and $(83) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $447 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $186 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
New York NY
February 6, 2004

                          PROSPECTUS DATED MAY 1, 2004
                                      FOR

                   LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
             51 MADISON AVENUE, ROOM 452, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Prospectus describes the individual flexible premium LifeStages(R) Essentials Variable Annuity policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments will commence, and a guaranteed death benefit if the owner or annuitant dies before income payments have commenced.

     Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among the two guaranteed interest options, three general account options specifically for the Dollar Cost Averaging Advantage Plan and the variable Investment Divisions listed below.

-    MainStay VP Bond
-    MainStay VP Capital Appreciation
-    MainStay VP Cash Management
-    MainStay VP Common Stock (formerly MainStay VP Growth
     Equity)
-    MainStay VP Convertible
-    MainStay VP Government
-    MainStay VP High Yield Corporate Bond
-    MainStay VP International Equity
-    MainStay VP Mid Cap Core
-    MainStay VP Mid Cap Growth
-    MainStay VP Mid Cap Value (formerly MainStay VP Equity
     Income)
-    MainStay VP S&P 500 Index (formerly MainStay VP
     Indexed Equity)
-    MainStay VP Small Cap Growth
-    MainStay VP Total Return
-    MainStay VP Value
-    MainStay VP American Century Income & Growth
-    MainStay VP Dreyfus Large Company Value
-    MainStay VP Eagle Asset Management Growth Equity
-    MainStay VP Lord Abbett Developing Growth
-    Alger American Small Capitalization
-    Calvert Social Balanced
-    Dreyfus IP Technology Growth
-    Fidelity(R) VIP Contrafund(R)
-    Fidelity(R) VIP Equity-Income
-    Fidelity(R) VIP Mid Cap
-    Janus Aspen Series Balanced
-    Janus Aspen Series Worldwide Growth
-    MFS(R) Investors Trust Series
-    MFS(R) Research Series
-    MFS(R) Utilities Series
-    Neuberger Berman AMT MidCap Growth
-    T. Rowe Price Equity Income Portfolio
-    Van Eck Worldwide Hard Assets
-    Van Kampen UIF Emerging Markets Equity
-    Victory VIF Diversified Stock

     SOME INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED PRIOR TO JUNE 2, 2003 DIFFER FROM INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED ON OR AFTER JUNE 2, 2003. PLEASE REFER TO THE EXAMPLE SECTION OF THIS PROSPECTUS FOR A LIST OF THE CORRESPONDING INVESTMENT DIVISIONS AVAILABLE TO YOU.

     We do not guarantee the investment performance of these variable Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

     You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless accompanied by current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, The Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust and the Victory Variable Insurance Funds (the "Funds," each individually a "Fund"). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact us at (800) 598-2019 or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

     To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI"), dated May 1, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address above.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
DEFINITIONS..............................    3
TABLE OF FEES AND EXPENSES...............    4
QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R)
  ESSENTIALS VARIABLE ANNUITY............   16
HOW DO I CONTACT NYLIAC?.................   19
FINANCIAL STATEMENTS.....................   20
CONDENSED FINANCIAL INFORMATION..........   20
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE ACCOUNT...   23
  New York Life Insurance and Annuity
    Corporation..........................   23
  The Separate Account...................   23
  The Portfolios.........................   23
  Additions, Deletions or Substitutions
    of Investments.......................   25
  Reinvestment...........................   25
THE POLICIES.............................   25
  Selecting the Variable Annuity That's
    Right for You........................   25
  Qualified and Non-Qualified Policies...   27
  Policy Application and Premium
    Payments.............................   27
  Payments Returned for Insufficient
    Funds................................   28
  Your Right to Cancel ("Free Look").....   28
  Issue Ages.............................   28
  Transfers..............................   28
    (a) Limits on Transfers..............   29
  Virtual Service Center and Interactive
    Voice Response System................   30
  Dollar Cost Averaging (DCA) Programs...   31
    (a) Traditional Dollar  Cost
        Averaging........................   31
    (b) The DCA Advantage  Plan..........   32
  Automatic Asset Reallocation...........   33
  Interest Sweep.........................   33
  Accumulation Period....................   34
    (a) Crediting of Premium  Payments...   34
    (b) Valuation of Accumulation
         Units...........................   34
  Riders.................................   34
    (a) Living Needs Benefit Rider.......   34
    (b) Unemployment Benefit  Rider......   34
    (c) Investment Protection Plan Rider
        (optional).......................   34
    (d) Enhanced Beneficiary Benefit
        Rider (optional).................   36
    (e) Enhanced Spousal Continuance
        Rider (optional).................   38
    (f) Upromise Account Rider
        (optional).......................   38
  Policy Owner Inquiries.................   38
  Records and Reports....................   38

                                           PAGE
                                           ----
CHARGES AND DEDUCTIONS...................   39
  Surrender Charges......................   39
  Amount of Surrender Charge.............   39
  Exceptions to Surrender Charges........   39
  Other Charges..........................   40
    (a) Separate Account Charge..........   40
    (b) Policy Service Charge............   40
    (c) Fund Charges.....................   40
    (d) Investment Protection Plan Rider
        Charge (optional)................   40
    (e) Rider Risk Charge Adjustment
        (optional).......................   41
    (f) Enhanced Beneficiary Benefit
        Rider Charge (optional)..........   41
    (g) Transfer Fees....................   41
  Group and Sponsored Arrangements.......   41
  Taxes..................................   41
DISTRIBUTIONS UNDER THE POLICY...........   42
  Surrenders and Withdrawals.............   42
    (a) Surrenders.......................   42
    (b) Partial Withdrawals..............   42
    (c) Periodic Partial Withdrawals.....   43
    (d) Hardship Withdrawals.............   43
  Required Minimum Distribution  Option..   43
  Our Right to Cancel....................   43
  Annuity Commencement Date..............   43
  Death Before Annuity Commencement......   44
  Income Payments........................   45
    (a) Election of Income Payment
         Options.........................   45
    (b) Proof of Survivorship............   46
  Delay of Payments......................   46
  Designation of Beneficiary.............   46
  Restrictions Under Internal Revenue
    Code Section 403(b)(11)..............   46
  Loans..................................   47
THE FIXED ACCOUNTS.......................   47
    (a) Interest Crediting...............   47
    (b) Transfers to Investment
         Divisions.......................   48
    (c) Fixed Account Initial  Premium
        Guarantee........................   48
THE DCA ADVANTAGE PLAN ACCOUNTS..........   48
FEDERAL TAX MATTERS......................   49
  Introduction...........................   49
  Taxation of Annuities in General.......   49
  Qualified Policies.....................   50
    (a) Section 403(b) Plans.............   50
    (b) Individual Retirement
         Annuities.......................   50
    (c) Roth Individual Retirement
         Annuities.......................   51
    (d) Inherited IRAs...................   51
DISTRIBUTOR OF THE POLICIES..............   51
VOTING RIGHTS............................   51
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION.................   52

THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, Fixed Accumulation Value and the DCA Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN ACCOUNTS--The 6-month, 12-month and 18-month DCA accounts used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Accounts.

DOLLAR COST AVERAGING ("DCA") ACCUMULATION VALUE--The sum of premium payments allocated to the DCA Advantage Plan Accounts, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of each Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCUMULATION VALUE--The sum of premium payments and transfers allocated to the Fixed Accounts, plus interest credited on those premium payments and transfers, less any transfers and partial withdrawals from the Fixed Accounts, and less any surrender charges and policy service charges deducted from the Fixed Accounts.

FUND--A diversified, open-end management investment company.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use in connection with employee retirement plans that qualify for special federal income tax treatment.

NYLIAC, WE, OUR OR US--New York Life and Annuity Corporation

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies issued under employee retirement plans that qualify for special federal income tax treatment.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          Current and Guaranteed Maximum: 7% of the amount
 (as a % of amount withdrawn)                              withdrawn.(1)
 Transfer Fee                                              Current: No charge
                                                           Guaranteed Maximum: $30 per transfer for each transfer
                                                           over 12 in a Policy Year

(1) In Payment Years 4 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 6% during Payment years 4-5; 5% during Payment Year 6; 4% during Payment Year 7; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              $30 for policies with less than $50,000 Accumulation
                                                           Value
 Separate Account Annual Expenses                          Current and Guaranteed Maximum: 1.45% (annualized) of
                                                           daily average Variable Accumulation Value, including
                                                           mortality and expense risk and administrative fees.)
 Optional Riders
   - Investment Protection Plan Rider Charge               Current: 0.45% (annualized) of the amount that is
                                                           guaranteed, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the amount
                                                           that is guaranteed, deducted on a quarterly basis.
   - Rider Risk Adjustment Charge                          Current: Contact your Registered Representative.(1)
                                                           Guaranteed Maximum: 2.00% (annualized) of the amount
                                                           that is guaranteed for cancellation of the Investment
                                                           Protection Plan.
   - Enhanced Beneficiary Benefit Rider Charge             Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the Policy's
                                                           Accumulation Value, deducted on a quarterly basis.

(1) The maximum for the Rider Risk Adjustment is 2.00% (annualized). However, we may set a lower charge at our sole discretion. Contact your Registered Representative to determine the percentage we are currently charging before you select this feature.

The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2003. The expenses are expressed as a percentage of average net assets of the Fund and may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                -------------------------
                                                                  MINIMUM       MAXIMUM
  ---------------------------------------------------------------------------------------
  For policies purchased on or after June 2, 2003: Expenses        0.55%         2.22%
    that are deducted from the Investment Division assets,
    including management fees, 12b-1 fees, administration fees and other expenses.
  For policies purchased prior to June 2, 2003: Expenses that      0.39%         1.87%
    are deducted from the Investment Division assets,
    including management fees, 12b-1 fees, administration fees and other expenses.

FOR POLICIES PURCHASED ON OR AFTER JUNE 2, 2003

Examples

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the charges and expenses of the policy including the annual policy service charge. The annual policy service charge does not apply to policies with an Accumulation Value of $50,000 or greater. Therefore, if your policy's Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes upon surrender of the policy or the Annuity Commencement Date.

     You would pay the following expenses on a $10,000 investment in one of the Investment Divisions listed, assuming a 5% annual return on assets:

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP BOND--SERVICE CLASS
without any Riders.....................  $404.48   $  747.81   $1,279.60   $2,666.01   $404.48   $  918.02   $1,433.23   $2,666.01
with IPP Rider.........................  $449.02   $  883.14   $1,504.15   $3,177.85   $449.02   $1,051.06   $1,654.37   $3,177.85
with EBB Rider.........................  $434.18   $  838.22   $1,429.84   $3,032.86   $434.18   $1,006.90   $1,581.19   $3,032.86
with IPP & EBB Riders..................  $478.72   $  973.54   $1,654.40   $3,474.87   $478.72   $1,139.94   $1,802.33   $3,474.87

MAINSTAY VP CAPITAL
  APPRECIATION--SERVICE CLASS
without any Riders.....................  $414.38   $  777.99   $1,329.87   $2,763.73   $414.38   $  947.69   $1,482.74   $2,763.73
with IPP Rider.........................  $458.88   $  912.93   $1,553.26   $3,273.00   $458.88   $1,080.35   $1,702.73   $3,273.00
with EBB Rider.........................  $444.06   $  868.15   $1,479.38   $3,129.63   $444.06   $1,036.32   $1,629.97   $3,129.63
with IPP & EBB Riders..................  $488.56   $1,003.07   $1,702.75   $3,566.83   $488.56   $1,168.97   $1,849.94   $3,566.83

MAINSTAY VP CASH MANAGEMENT
without any Riders.....................  $380.69   $  675.01   $1,157.86   $2,427.15   $380.69   $  846.44   $1,313.36   $2,427.15
with IPP Rider.........................  $425.33   $  811.34   $1,385.26   $2,945.27   $425.33   $  980.47   $1,537.29   $2,945.27
with EBB Rider.........................  $410.46   $  766.09   $1,310.03   $2,796.44   $410.46   $  935.99   $1,463.20   $2,796.44
with IPP & EBB Riders..................  $455.11   $  902.40   $1,537.40   $3,250.16   $455.11   $1,070.00   $1,687.11   $3,250.16

MAINSTAY VP COMMON STOCK--SERVICE CLASS
without any Riders.....................  $402.50   $  741.78   $1,269.51   $2,646.32   $402.50   $  912.09   $1,423.30   $2,646.32
with IPP Rider.........................  $447.05   $  877.17   $1,494.29   $3,158.68   $447.05   $1,045.20   $1,644.66   $3,158.68
with EBB Rider.........................  $432.21   $  832.22   $1,419.89   $3,013.38   $432.21   $1,001.00   $1,571.40   $3,013.38
with IPP & EBB Riders..................  $476.77   $  967.66   $1,644.72   $3,456.36   $476.77   $1,134.15   $1,792.79   $3,456.36

MAINSTAY VP CONVERTIBLE--SERVICE CLASS
without any Riders.....................  $417.36   $  787.06   $1,344.93   $2,792.90   $417.36   $  956.61   $1,497.57   $2,792.90
with IPP Rider.........................  $461.82   $  921.82   $1,567.94   $3,301.34   $461.82   $1,089.09   $1,717.18   $3,301.34
with EBB Rider.........................  $447.02   $  877.09   $1,494.14   $3,158.42   $447.02   $1,045.11   $1,644.51   $3,158.42
with IPP & EBB Riders..................  $491.50   $1,011.89   $1,717.20   $3,594.18   $491.50   $1,177.64   $1,864.17   $3,594.18

MAINSTAY VP GOVERNMENT--SERVICE CLASS
without any Riders.....................  $409.42   $  762.91   $1,304.76   $2,714.98   $409.42   $  932.87   $1,458.01   $2,714.98
with IPP Rider.........................  $453.95   $  898.05   $1,528.75   $3,225.54   $453.95   $1,065.72   $1,678.59   $3,225.54
with EBB Rider.........................  $439.13   $  853.19   $1,454.64   $3,081.35   $439.13   $1,021.62   $1,605.61   $3,081.35
with IPP & EBB Riders..................  $483.64   $  988.31   $1,678.61   $3,520.93   $483.64   $1,154.46   $1,826.16   $3,520.93

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
MAINSTAY VP BOND--SERVICE CLASS
without any Riders.....................  $242.85   $  747.81   $1,279.60   $2,666.01
with IPP Rider.........................  $288.12   $  883.14   $1,504.15   $3,177.85
with EBB Rider.........................  $273.04   $  838.22   $1,429.84   $3,032.86
with IPP & EBB Riders..................  $318.31   $  973.54   $1,654.40   $3,474.87
MAINSTAY VP CAPITAL
  APPRECIATION--SERVICE CLASS
without any Riders.....................  $252.91   $  777.99   $1,329.87   $2,763.73
with IPP Rider.........................  $298.14   $  912.93   $1,553.26   $3,273.00
with EBB Rider.........................  $283.08   $  868.15   $1,479.38   $3,129.63
with IPP & EBB Riders..................  $328.30   $1,003.07   $1,702.75   $3,566.83
MAINSTAY VP CASH MANAGEMENT
without any Riders.....................  $218.67   $  675.01   $1,157.86   $2,427.15
with IPP Rider.........................  $264.04   $  811.34   $1,385.26   $2,945.27
with EBB Rider.........................  $248.93   $  766.09   $1,310.03   $2,796.44
with IPP & EBB Riders..................  $294.31   $  902.40   $1,537.40   $3,250.16
MAINSTAY VP COMMON STOCK--SERVICE CLASS
without any Riders.....................  $240.84   $  741.78   $1,269.51   $2,646.32
with IPP Rider.........................  $286.12   $  877.17   $1,494.29   $3,158.68
with EBB Rider.........................  $271.04   $  832.22   $1,419.89   $3,013.38
with IPP & EBB Riders..................  $316.32   $  967.66   $1,644.72   $3,456.36
MAINSTAY VP CONVERTIBLE--SERVICE CLASS
without any Riders.....................  $255.94   $  787.06   $1,344.93   $2,792.90
with IPP Rider.........................  $301.13   $  921.82   $1,567.94   $3,301.34
with EBB Rider.........................  $286.08   $  877.09   $1,494.14   $3,158.42
with IPP & EBB Riders..................  $331.29   $1,011.89   $1,717.20   $3,594.18
MAINSTAY VP GOVERNMENT--SERVICE CLASS
without any Riders.....................  $247.88   $  762.91   $1,304.76   $2,714.98
with IPP Rider.........................  $293.13   $  898.05   $1,528.75   $3,225.54
with EBB Rider.........................  $278.07   $  853.19   $1,454.64   $3,081.35
with IPP & EBB Riders..................  $323.30   $  988.31   $1,678.61   $3,520.93

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP HIGH YIELD CORPORATE
  BOND--SERVICE CLASS
without any Riders.....................  $410.42   $  765.94   $1,309.81   $2,724.81   $410.42   $  935.85   $1,462.98   $2,724.81
with IPP Rider.........................  $454.93   $  901.02   $1,533.65   $3,235.08   $454.93   $1,068.64   $1,683.42   $3,235.08
with EBB Rider.........................  $440.11   $  856.17   $1,459.57   $3,091.03   $440.11   $1,024.55   $1,610.47   $3,091.03
with IPP & EBB Riders..................  $484.62   $  991.27   $1,683.45   $3,530.14   $484.62   $1,157.37   $1,830.93   $3,530.14

MAINSTAY VP INTERNATIONAL
  EQUITY--SERVICE CLASS
without any Riders.....................  $456.86   $  906.87   $1,543.29   $3,172.72   $456.86   $1,074.40   $1,692.92   $3,172.72
with IPP Rider.........................  $501.16   $1,040.01   $1,761.72   $3,670.74   $501.16   $1,205.28   $1,908.01   $3,670.74
with EBB Rider.........................  $486.42   $  995.81   $1,689.44   $3,533.96   $486.42   $1,161.83   $1,836.83   $3,533.96
with IPP & EBB Riders..................  $530.71   $1,128.95   $1,907.87   $3,950.97   $530.71   $1,292.72   $2,051.92   $3,950.97

MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders.....................  $467.72   $  939.57   $1,597.15   $3,274.45   $467.72   $1,106.54   $1,745.95   $3,274.45
with IPP Rider.........................  $511.96   $1,072.25   $1,814.32   $3,769.54   $511.96   $1,236.98   $1,959.80   $3,769.54
with EBB Rider.........................  $497.23   $1,028.23   $1,742.47   $3,634.43   $497.23   $1,193.70   $1,889.05   $3,634.43
with IPP & EBB Riders..................  $541.48   $1,160.90   $1,959.62   $4,046.42   $541.48   $1,324.14   $2,102.89   $4,046.42

MAINSTAY VP MID CAP GROWTH--SERVICE
  CLASS
without any Riders.....................  $447.00   $  877.05   $1,494.06   $3,079.22   $447.00   $1,045.08   $1,644.43   $3,079.22
with IPP Rider.........................  $491.34   $1,010.58   $1,713.63   $3,579.88   $491.34   $1,176.35   $1,860.65   $3,579.88
with EBB Rider.........................  $476.58   $  966.27   $1,640.99   $3,441.55   $476.58   $1,132.79   $1,789.12   $3,441.55
with IPP & EBB Riders..................  $520.92   $1,099.82   $1,860.56   $3,863.22   $520.92   $1,264.08   $2,005.34   $3,863.22

MAINSTAY VP MID CAP VALUE--SERVICE
  CLASS
without any Riders.....................  $434.15   $  838.14   $1,429.71   $2,956.28   $434.15   $1,006.82   $1,581.06   $2,956.28
with IPP Rider.........................  $478.56   $  972.22   $1,650.78   $3,460.28   $478.56   $1,138.64   $1,798.76   $3,460.28
with EBB Rider.........................  $463.77   $  927.72   $1,577.64   $3,320.01   $463.77   $1,094.89   $1,726.73   $3,320.01
with IPP & EBB Riders..................  $508.18   $1,061.80   $1,798.68   $3,747.67   $508.18   $1,226.71   $1,944.41   $3,747.67

MAINSTAY VP S&P 500 INDEX--SERVICE
  CLASS
without any Riders.....................  $389.62   $  702.40   $1,203.72   $2,517.46   $389.62   $  873.37   $1,358.51   $2,517.46
with IPP Rider.........................  $434.23   $  838.33   $1,430.02   $3,033.18   $434.23   $1,007.01   $1,581.36   $3,033.18
with EBB Rider.........................  $419.38   $  793.20   $1,355.15   $2,885.82   $419.38   $  962.64   $1,507.64   $2,885.82
with IPP & EBB Riders..................  $463.98   $  929.15   $1,581.45   $3,335.10   $463.98   $1,096.30   $1,730.49   $3,335.10

MAINSTAY VP SMALL CAP GROWTH--SERVICE
  CLASS
without any Riders.....................  $470.66   $  948.49   $1,611.80   $3,301.97   $470.66   $1,115.31   $1,760.38   $3,301.97
with IPP Rider.........................  $514.89   $1,081.04   $1,828.62   $3,796.29   $514.89   $1,245.62   $1,973.89   $3,796.29
with EBB Rider.........................  $500.17   $1,037.04   $1,756.88   $3,661.62   $500.17   $1,202.37   $1,903.24   $3,661.62
with IPP & EBB Riders..................  $544.41   $1,169.61   $1,973.70   $4,072.27   $544.41   $1,332.69   $2,116.75   $4,072.27

MAINSTAY VP TOTAL RETURN--SERVICE CLASS
without any Riders.....................  $411.42   $  768.97   $1,314.82   $2,734.53   $411.42   $  938.82   $1,467.93   $2,734.53
with IPP Rider.........................  $455.91   $  903.99   $1,538.54   $3,244.53   $455.91   $1,071.56   $1,688.23   $3,244.53
with EBB Rider.........................  $441.10   $  859.16   $1,464.53   $3,100.69   $441.10   $1,027.49   $1,615.35   $3,100.69
with IPP & EBB Riders..................  $485.61   $  994.23   $1,688.28   $3,539.31   $485.61   $1,160.28   $1,835.69   $3,539.31

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
MAINSTAY VP HIGH YIELD CORPORATE
  BOND--SERVICE CLASS
without any Riders.....................  $248.89   $  765.94   $1,309.81   $2,724.81
with IPP Rider.........................  $294.13   $  901.02   $1,533.65   $3,235.08
with EBB Rider.........................  $279.06   $  856.17   $1,459.57   $3,091.03
with IPP & EBB Riders..................  $324.30   $  991.27   $1,683.45   $3,530.14
MAINSTAY VP INTERNATIONAL
  EQUITY--SERVICE CLASS
without any Riders.....................  $296.09   $  906.87   $1,543.29   $3,172.72
with IPP Rider.........................  $341.11   $1,040.01   $1,761.72   $3,670.74
with EBB Rider.........................  $326.13   $  995.81   $1,689.44   $3,533.96
with IPP & EBB Riders..................  $371.15   $1,128.95   $1,907.87   $3,950.97
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders.....................  $307.12   $  939.57   $1,597.15   $3,274.45
with IPP Rider.........................  $352.09   $1,072.25   $1,814.32   $3,769.54
with EBB Rider.........................  $337.12   $1,028.23   $1,742.47   $3,634.43
with IPP & EBB Riders..................  $382.08   $1,160.90   $1,959.62   $4,046.42
MAINSTAY VP MID CAP GROWTH--SERVICE
  CLASS
without any Riders.....................  $286.07   $  877.05   $1,494.06   $3,079.22
with IPP Rider.........................  $331.13   $1,010.58   $1,713.63   $3,579.88
with EBB Rider.........................  $316.13   $  966.27   $1,640.99   $3,441.55
with IPP & EBB Riders..................  $361.19   $1,099.82   $1,860.58   $3,863.22
MAINSTAY VP MID CAP VALUE--SERVICE
  CLASS
without any Riders.....................  $273.01   $  838.14   $1,429.71   $2,956.28
with IPP Rider.........................  $318.14   $  972.22   $1,650.78   $3,460.28
with EBB Rider.........................  $303.11   $  927.72   $1,577.64   $3,320.01
with IPP & EBB Riders..................  $348.25   $1,061.80   $1,798.68   $3,747.67
MAINSTAY VP S&P 500 INDEX--SERVICE
  CLASS
without any Riders.....................  $227.75   $  702.40   $1,203.72   $2,517.46
with IPP Rider.........................  $273.09   $  838.33   $1,430.02   $3,033.18
with EBB Rider.........................  $257.99   $  793.20   $1,355.15   $2,885.82
with IPP & EBB Riders..................  $303.32   $  929.15   $1,581.45   $3,335.10
MAINSTAY VP SMALL CAP GROWTH--SERVICE
  CLASS
without any Riders.....................  $310.12   $  948.49   $1,611.80   $3,301.97
with IPP Rider.........................  $355.06   $1,081.04   $1,828.62   $3,796.29
with EBB Rider.........................  $340.11   $1,037.04   $1,756.88   $3,661.62
with IPP & EBB Riders..................  $385.07   $1,169.61   $1,973.70   $4,072.27
MAINSTAY VP TOTAL RETURN--SERVICE CLASS
without any Riders.....................  $249.90   $  768.97   $1,314.82   $2,734.53
with IPP Rider.........................  $295.12   $  903.99   $1,538.54   $3,244.53
with EBB Rider.........................  $280.07   $  859.18   $1,464.53   $3,100.69
with IPP & EBB Riders..................  $325.31   $  994.23   $1,688.28   $3,539.31

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders.....................  $416.37   $  784.06   $1,339.93   $2,783.18   $416.37   $  953.66   $1,492.65   $2,783.18
with IPP Rider.........................  $460.84   $  918.85   $1,563.05   $3,291.89   $460.84   $1,086.17   $1,712.37   $3,291.89
with EBB Rider.........................  $446.03   $  874.11   $1,489.22   $3,148.82   $446.03   $1,042.19   $1,639.67   $3,148.82
with IPP & EBB Riders..................  $490.51   $1,008.94   $1,712.37   $3,585.04   $490.51   $1,174.74   $1,859.41   $3,585.04

MAINSTAY VP AMERICAN CENTURY INCOME &
  GROWTH--SERVICE CLASS
without any Riders.....................  $444.03   $  868.06   $1,479.23   $3,051.02   $444.03   $1,036.24   $1,629.83   $3,051.02
with IPP Rider.........................  $488.39   $1,001.74   $1,699.15   $3,552.39   $488.39   $1,167.66   $1,846.39   $3,552.39
with EBB Rider.........................  $473.62   $  957.39   $1,626.43   $3,413.70   $473.62   $1,124.06   $1,774.78   $3,413.70
with IPP & EBB Riders..................  $517.98   $1,091.03   $1,846.30   $3,836.69   $517.98   $1,255.45   $1,991.29   $3,836.69

MAINSTAY VP DREYFUS LARGE COMPANY
  VALUE--SERVICE CLASS
without any Riders.....................  $448.97   $  883.00   $1,503.91   $3,098.02   $448.97   $1,050.92   $1,654.14   $3,098.02
with IPP Rider.........................  $493.31   $1,016.47   $1,723.24   $3,598.10   $493.31   $1,182.14   $1,870.12   $3,598.10
with EBB Rider.........................  $478.54   $  972.17   $1,650.68   $3,460.12   $478.54   $1,138.59   $1,798.66   $3,460.12
with IPP & EBB Riders..................  $522.89   $1,105.65   $1,870.04   $3,880.83   $522.89   $1,269.81   $2,014.67   $3,880.83

MAINSTAY VP EAGLE ASSET MANAGEMENT
  GROWTH EQUITY--SERVICE CLASS
without any Riders.....................  $433.17   $  835.15   $1,424.74   $2,946.72   $433.17   $1,003.88   $1,576.17   $2,946.72
with IPP Rider.........................  $477.58   $  969.26   $1,645.91   $3,451.01   $477.58   $1,135.73   $1,793.97   $3,451.01
with EBB Rider.........................  $462.79   $  924.75   $1,572.74   $3,310.58   $462.79   $1,091.97   $1,721.91   $3,310.58
with IPP & EBB Riders..................  $507.20   $1,058.89   $1,793.93   $3,738.72   $507.20   $1,223.84   $1,939.73   $3,738.72

MAINSTAY VP LORD ABBETT DEVELOPING
  GROWTH--SERVICE CLASS
without any Riders.....................  $468.70   $  942.54   $1,602.03   $3,283.60   $468.70   $1,109.46   $1,750.76   $3,283.60
with IPP Rider.........................  $512.94   $1,075.17   $1,819.06   $3,778.46   $512.94   $1,239.85   $1,964.48   $3,778.46
with EBB Rider.........................  $498.21   $1,031.17   $1,747.28   $3,643.51   $498.21   $1,196.59   $1,893.79   $3,643.51
with IPP & EBB Riders..................  $542.45   $1,163.80   $1,964.33   $4,055.04   $542.45   $1,326.98   $2,107.52   $4,055.04

ALGER AMERICAN SMALL
  CAPITALIZATION--CLASS S SHARES
without any Riders.....................  $447.00   $  877.05   $1,494.06   $3,079.22   $447.00   $1,045.08   $1,644.43   $3,079.22
with IPP Rider.........................  $491.34   $1,010.58   $1,713.63   $3,579.88   $491.34   $1,176.35   $1,860.65   $3,579.88
with EBB Rider.........................  $476.58   $  966.27   $1,640.99   $3,441.55   $476.58   $1,132.79   $1,789.12   $3,441.55
with IPP & EBB Riders..................  $520.92   $1,099.82   $1,860.56   $3,863.22   $520.92   $1,264.08   $2,005.34   $3,863.22

CALVERT SOCIAL BALANCED
without any Riders.....................  $418.34   $  790.05   $1,349.91   $2,802.57   $418.34   $  959.55   $1,502.48   $2,802.57
with IPP Rider.........................  $462.81   $  924.80   $1,572.84   $3,310.78   $462.81   $1,092.02   $1,722.01   $3,310.78
with EBB Rider.........................  $448.00   $  880.06   $1,499.06   $3,168.00   $448.00   $1,048.04   $1,649.36   $3,168.00
with IPP & EBB Riders..................  $492.48   $1,014.82   $1,721.99   $3,603.27   $492.48   $1,180.52   $1,868.89   $3,603.27

DREYFUS IP TECHNOLOGY GROWTH --SERVICE
  SHARES
without any Riders.....................  $438.12   $  850.14   $1,449.58   $2,994.58   $438.12   $1,018.62   $1,600.63   $2,994.29
with IPP Rider.........................  $482.49   $  984.05   $1,670.16   $3,497.24   $482.49   $1,150.27   $1,817.85   $3,497.24
with EBB Rider.........................  $467.72   $  939.59   $1,597.17   $3,357.62   $467.72   $1,106.57   $1,745.97   $3,357.62
with IPP & EBB Riders..................  $512.10   $1,073.50   $1,817.76   $3,783.40   $512.10   $1,238.21   $1,963.19   $3,783.40

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders.....................  $254.94   $  784.06   $1,339.93   $2,783.18
with IPP Rider.........................  $300.13   $  918.85   $1,563.05   $3,291.89
with EBB Rider.........................  $285.09   $  874.11   $1,489.22   $3,148.82
with IPP & EBB Riders..................  $330.29   $1,008.94   $1,712.37   $3,585.04
MAINSTAY VP AMERICAN CENTURY INCOME &
  GROWTH--SERVICE CLASS
without any Riders.....................  $283.05   $  868.06   $1,479.23   $3,051.02
with IPP Rider.........................  $328.13   $1,001.74   $1,699.15   $3,552.39
with EBB Rider.........................  $313.13   $  957.39   $1,626.43   $3,413.70
with IPP & EBB Riders..................  $358.20   $1,091.03   $1,846.30   $3,836.69
MAINSTAY VP DREYFUS LARGE COMPANY
  VALUE--SERVICE CLASS
without any Riders.....................  $288.07   $  883.00   $1,503.91   $3,098.02
with IPP Rider.........................  $333.13   $1,016.47   $1,723.24   $3,598.10
with EBB Rider.........................  $318.12   $  972.17   $1,650.68   $3,460.12
with IPP & EBB Riders..................  $363.19   $1,105.65   $1,870.04   $3,880.83
MAINSTAY VP EAGLE ASSET MANAGEMENT
  GROWTH EQUITY--SERVICE CLASS
without any Riders.....................  $272.01   $  835.15   $1,424.74   $2,946.72
with IPP Rider.........................  $317.15   $  969.26   $1,645.91   $3,451.01
with EBB Rider.........................  $302.12   $  924.75   $1,572.74   $3,310.58
with IPP & EBB Riders..................  $347.25   $1,058.89   $1,793.93   $3,738.72
MAINSTAY VP LORD ABBETT DEVELOPING
  GROWTH--SERVICE CLASS
without any Riders.....................  $308.12   $  942.54   $1,602.03   $3,283.60
with IPP Rider.........................  $353.08   $1,075.17   $1,819.06   $3,778.46
with EBB Rider.........................  $338.11   $1,031.17   $1,747.28   $3,643.51
with IPP & EBB Riders..................  $383.08   $1,163.80   $1,964.33   $4,055.04
ALGER AMERICAN SMALL
  CAPITALIZATION--CLASS S SHARES
without any Riders.....................  $286.07   $  877.05   $1,494.06   $3,079.22
with IPP Rider.........................  $331.13   $1,010.58   $1,713.63   $3,579.88
with EBB Rider.........................  $316.13   $  966.27   $1,640.99   $3,441.55
with IPP & EBB Riders..................  $361.19   $1,099.82   $1,860.56   $3,863.22
CALVERT SOCIAL BALANCED
without any Riders.....................  $256.94   $  790.05   $1,349.91   $2,802.57
with IPP Rider.........................  $302.14   $  924.80   $1,572.84   $3,310.78
with EBB Rider.........................  $287.08   $  880.06   $1,499.06   $3,168.00
with IPP & EBB Riders..................  $332.29   $1,014.82   $1,721.99   $3,603.27
DREYFUS IP TECHNOLOGY GROWTH --SERVICE
  SHARES
without any Riders.....................  $277.04   $  850.14   $1,449.58   $2,994.29
with IPP Rider.........................  $322.14   $  984.05   $1,670.16   $3,497.24
with EBB Rider.........................  $307.12   $  939.59   $1,597.17   $3,357.62
with IPP & EBB Riders..................  $352.22   $1,073.50   $1,817.76   $3,783.40

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
FIDELITY(R) VIP CONTRAFUND(R)--SERVICE
  CLASS 2
without any Riders.....................  $418.34   $  790.05   $1,349.91   $2,802.57   $418.34   $  959.55   $1,502.48   $2,802.57
with IPP Rider.........................  $462.81   $  924.80   $1,572.84   $3,310.78   $462.81   $1,092.02   $1,722.01   $3,310.78
with EBB Rider.........................  $448.00   $  880.06   $1,499.06   $3,168.00   $448.00   $1,048.04   $1,649.36   $3,168.00
with IPP & EBB Riders..................  $492.48   $1,014.82   $1,721.99   $3,603.27   $492.48   $1,180.52   $1,868.89   $3,603.27

FIDELITY(R) VIP EQUITY-INCOME--SERVICE
  CLASS 2
without any Riders.....................  $407.45   $  756.88   $1,294.70   $2,695.43   $407.45   $  926.93   $1,448.11   $2,695.43
with IPP Rider.........................  $451.97   $  892.09   $1,518.90   $3,206.49   $451.97   $1,059.86   $1,668.89   $3,206.49
with EBB Rider.........................  $437.15   $  847.21   $1,444.73   $3,062.02   $437.15   $1,015.74   $1,595.86   $3,062.02
with IPP & EBB Riders..................  $481.66   $  982.41   $1,668.92   $3,502.55   $481.66   $1,148.65   $1,816.63   $3,502.55

FIDELITY(R) VIP MID CAP--SERVICE CLASS
  2
without any Riders.....................  $420.31   $  796.07   $1,359.91   $2,821.92   $420.31   $  965.46   $1,512.33   $2,821.92
with IPP Rider.........................  $464.78   $  930.75   $1,582.62   $3,329.61   $464.78   $1,097.87   $1,731.64   $3,329.61
with EBB Rider.........................  $449.99   $  886.05   $1,508.96   $3,187.16   $449.99   $1,053.92   $1,659.10   $3,187.16
with IPP & EBB Riders..................  $494.45   $1,020.71   $1,731.64   $3,621.48   $494.45   $1,186.31   $1,878.39   $3,621.48

JANUS ASPEN SERIES BALANCED--SERVICE
  SHARES
without any Riders.....................  $417.36   $  787.06   $1,344.93   $2,792.90   $417.36   $  956.61   $1,497.57   $2,792.90
with IPP Rider.........................  $461.77   $  921.26   $1,566.26   $3,294.33   $461.77   $1,088.54   $1,715.53   $3,294.33
with EBB Rider.........................  $447.02   $  877.09   $1,494.14   $3,158.42   $447.02   $1,045.11   $1,644.51   $3,158.42
with IPP & EBB Riders..................  $491.45   $1,011.32   $1,715.54   $3,587.18   $491.45   $1,177.08   $1,862.53   $3,587.18

JANUS ASPEN SERIES WORLDWIDE
  GROWTH--SERVICE SHARES
without any Riders.....................  $421.31   $  799.09   $1,364.93   $2,831.59   $421.31   $  968.43   $1,517.27   $2,831.59
with IPP Rider.........................  $465.78   $  933.73   $1,587.53   $3,339.02   $465.78   $1,100.80   $1,736.48   $3,339.02
with EBB Rider.........................  $450.97   $  889.02   $1,513.84   $3,196.70   $450.97   $1,056.85   $1,663.91   $3,196.70
with IPP & EBB Riders..................  $495.42   $1,023.65   $1,736.44   $3,630.53   $495.42   $1,189.21   $1,883.12   $3,630.53

MFS(R) INVESTORS TRUST SERIES--SERVICE
  CLASS
without any Riders.....................  $437.13   $  847.15   $1,444.61   $2,984.78   $437.13   $1,015.68   $1,595.73   $2,984.78
with IPP Rider.........................  $481.50   $  981.08   $1,665.31   $3,488.01   $481.50   $1,147.35   $1,813.07   $3,488.01
with EBB Rider.........................  $466.74   $  936.63   $1,592.29   $3,348.23   $466.74   $1,103.65   $1,741.16   $3,348.23
with IPP & EBB Riders..................  $511.13   $1,070.60   $1,813.02   $3,774.50   $511.13   $1,235.36   $1,958.52   $3,774.50

MFS(R) RESEARCH SERIES--SERVICE CLASS
without any Riders.....................  $438.12   $  850.14   $1,449.58   $2,994.29   $438.12   $1,018.62   $1,600.63   $2,994.29
with IPP Rider.........................  $482.49   $  984.05   $1,670.16   $3,497.24   $482.49   $1,150.27   $1,817.85   $3,497.24
with EBB Rider.........................  $467.72   $  939.59   $1,597.17   $3,357.62   $467.72   $1,106.57   $1,745.97   $3,357.62
with IPP & EBB Riders..................  $512.10   $1,073.50   $1,817.76   $3,783.40   $512.10   $1,238.21   $1,963.19   $3,783.40

MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders.....................  $442.06   $  862.08   $1,469.34   $3,032.12   $442.06   $1,030.36   $1,620.09   $3,032.12
with IPP Rider.........................  $486.42   $  995.86   $1,689.52   $3,534.09   $486.42   $1,161.88   $1,836.91   $3,534.09
with EBB Rider.........................  $471.65   $  951.46   $1,616.67   $3,395.04   $471.65   $1,118.23   $1,765.17   $3,395.04
with IPP & EBB Riders..................  $516.02   $1,085.20   $1,836.80   $3,818.94   $516.02   $1,249.72   $1,981.94   $3,818.94

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
FIDELITY(R) VIP CONTRAFUND(R)--SERVICE
  CLASS 2
without any Riders.....................  $256.94   $  790.05   $1,349.91   $2,802.57
with IPP Rider.........................  $302.14   $  924.80   $1,572.84   $3,310.78
with EBB Rider.........................  $287.08   $  880.06   $1,499.06   $3,168.00
with IPP & EBB Riders..................  $332.29   $1,014.82   $1,721.99   $3,603.27
FIDELITY(R) VIP EQUITY-INCOME--SERVICE
  CLASS 2
without any Riders.....................  $245.87   $  756.88   $1,294.70   $2,695.43
with IPP Rider.........................  $291.12   $  892.09   $1,518.90   $3,206.49
with EBB Rider.........................  $276.05   $  847.21   $1,444.73   $3,062.02
with IPP & EBB Riders..................  $321.29   $  982.41   $1,668.92   $3,502.55
FIDELITY(R) VIP MID CAP--SERVICE CLASS
  2
without any Riders.....................  $258.95   $  796.07   $1,359.91   $2,821.92
with IPP Rider.........................  $304.14   $  930.75   $1,582.62   $3,329.61
with EBB Rider.........................  $289.10   $  886.05   $1,508.96   $3,187.16
with IPP & EBB Riders..................  $334.29   $1,020.71   $1,731.64   $3,621.48
JANUS ASPEN SERIES BALANCED--SERVICE
  SHARES
without any Riders.....................  $255.94   $  787.06   $1,344.93   $2,792.90
with IPP Rider.........................  $301.08   $  921.26   $1,566.26   $3,294.33
with EBB Rider.........................  $286.08   $  877.09   $1,494.14   $3,158.42
with IPP & EBB Riders..................  $331.24   $1,011.32   $1,715.54   $3,587.18
JANUS ASPEN SERIES WORLDWIDE
  GROWTH--SERVICE SHARES
without any Riders.....................  $259.95   $  799.09   $1,364.93   $2,831.59
with IPP Rider.........................  $305.15   $  933.73   $1,587.53   $3,339.02
with EBB Rider.........................  $290.10   $  889.02   $1,513.84   $3,196.70
with IPP & EBB Riders..................  $335.28   $1,023.65   $1,736.44   $3,630.53
MFS(R) INVESTORS TRUST SERIES--SERVICE
  CLASS
without any Riders.....................  $276.04   $  847.15   $1,444.61   $2,984.78
with IPP Rider.........................  $321.13   $  981.08   $1,665.31   $3,488.01
with EBB Rider.........................  $306.13   $  936.63   $1,592.29   $3,348.23
with IPP & EBB Riders..................  $351.24   $1,070.60   $1,813.02   $3,774.50
MFS(R) RESEARCH SERIES--SERVICE CLASS
without any Riders.....................  $277.04   $  850.14   $1,449.58   $2,994.29
with IPP Rider.........................  $322.14   $  984.05   $1,670.16   $3,497.24
with EBB Rider.........................  $307.12   $  939.59   $1,597.17   $3,357.62
with IPP & EBB Riders..................  $352.22   $1,073.50   $1,817.76   $3,783.40
MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders.....................  $281.04   $  862.08   $1,469.34   $3,032.12
with IPP Rider.........................  $326.13   $  995.86   $1,689.52   $3,534.09
with EBB Rider.........................  $311.12   $  951.46   $1,616.67   $3,395.04
with IPP & EBB Riders..................  $356.21   $1,085.20   $1,836.80   $3,818.94

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
NEUBERGER BERMAN AMT MIDCAP
  GROWTH--CLASS S
without any Riders.....................  $436.13   $  844.13   $1,439.63   $2,975.27   $436.13   $1,012.72   $1,590.83   $2,975.27
with IPP Rider.........................  $480.52   $  978.13   $1,660.47   $3,478.78   $480.52   $1,144.45   $1,808.30   $3,478.78
with EBB Rider.........................  $465.76   $  933.66   $1,587.41   $3,338.81   $465.76   $1,100.73   $1,736.36   $3,338.81
with IPP & EBB Riders..................  $510.14   $1,067.65   $1,808.23   $3,765.56   $510.14   $1,232.46   $1,953.81   $3,765.56

T. ROWE PRICE EQUITY INCOME
  PORTFOLIO--II
without any Riders.....................  $435.14   $  841.14   $1,434.67   $2,965.78   $435.14   $1,009.78   $1,585.95   $2,965.78
with IPP Rider.........................  $479.54   $  975.17   $1,655.61   $3,469.51   $479.54   $1,141.54   $1,803.52   $3,469.51
with EBB Rider.........................  $464.77   $  930.70   $1,582.53   $3,329.42   $464.77   $1,097.82   $1,731.56   $3,329.42
with IPP & EBB Riders..................  $509.16   $1,064.71   $1,803.46   $3,756.62   $509.16   $1,229.57   $1,949.11   $3,756.62

VAN ECK WORLDWIDE HARD ASSETS
without any Riders.....................  $447.99   $  880.02   $1,499.00   $3,088.65   $447.99   $1,048.00   $1,649.29   $3,088.65
with IPP Rider.........................  $492.33   $1,013.54   $1,718.46   $3,589.02   $492.33   $1,179.26   $1,865.41   $3,589.02
with EBB Rider.........................  $477.56   $  969.21   $1,645.83   $3,450.87   $477.56   $1,135.68   $1,793.89   $3,450.87
with IPP & EBB Riders..................  $521.90   $1,102.72   $1,865.28   $3,872.03   $521.90   $1,266.94   $2,009.99   $3,872.03

VAN KAMPEN UIF EMERGING MARKETS
  EQUITY--CLASS II
without any Riders.....................  $545.34   $1,171.55   $1,975.44   $3,971.39   $545.34   $1,334.60   $2,118.46   $3,971.39
with IPP Rider.........................  $589.24   $1,301.03   $2,183.79   $4,445.87   $589.24   $1,461.89   $2,323.63   $4,445.87
with EBB Rider.........................  $574.62   $1,258.07   $2,114.86   $4,322.08   $574.62   $1,419.66   $2,255.76   $4,322.08
with IPP & EBB Riders..................  $618.52   $1,387.55   $2,323.23   $4,699.66   $618.52   $1,546.96   $2,460.94   $4,699.66

VICTORY VIF DIVERSIFIED STOCK--CLASS A
  SHARES
without any Riders.....................  $492.33   $1,013.56   $1,718.48   $3,501.26   $492.33   $1,179.28   $1,865.43   $3,501.26
with IPP Rider.........................  $536.46   $1,145.21   $1,932.81   $3,989.84   $536.46   $1,308.71   $2,076.48   $3,989.84
with EBB Rider.........................  $521.77   $1,101.53   $1,861.92   $3,858.41   $521.77   $1,265.77   $2,006.68   $3,858.41
with IPP & EBB Riders..................  $565.91   $1,233.19   $2,076.26   $4,259.22   $565.91   $1,395.20   $2,217.74   $4,259.22

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
NEUBERGER BERMAN AMT MIDCAP
  GROWTH--CLASS S
without any Riders.....................  $275.02   $  844.13   $1,439.63   $2,975.27
with IPP Rider.........................  $320.14   $  978.13   $1,660.47   $3,478.78
with EBB Rider.........................  $305.13   $  933.66   $1,587.41   $3,338.81
with IPP & EBB Riders..................  $350.24   $1,067.65   $1,808.23   $3,765.56
T. ROWE PRICE EQUITY INCOME
  PORTFOLIO--II
without any Riders.....................  $274.01   $  841.14   $1,434.67   $3,315.71
with IPP Rider.........................  $319.14   $  975.17   $1,655.61   $3,469.51
with EBB Rider.........................  $304.13   $  930.70   $1,582.53   $3,329.42
with IPP & EBB Riders..................  $349.24   $1,064.71   $1,803.46   $3,756.62
VAN ECK WORLDWIDE HARD ASSETS
without any Riders.....................  $287.07   $  880.02   $1,499.00   $3,088.65
with IPP Rider.........................  $332.13   $1,013.54   $1,718.46   $3,589.02
with EBB Rider.........................  $317.12   $  969.21   $1,645.83   $3,450.87
with IPP & EBB Riders..................  $362.19   $1,102.72   $1,865.28   $3,872.03
VAN KAMPEN UIF EMERGING MARKETS
  EQUITY--CLASS II
without any Riders.....................  $386.01   $1,171.55   $1,975.44   $3,971.39
with IPP Rider.........................  $430.63   $1,301.03   $2,183.79   $4,445.87
with EBB Rider.........................  $415.77   $1,258.07   $2,114.86   $4,322.08
with IPP & EBB Riders..................  $460.38   $1,387.55   $2,323.23   $4,699.66
VICTORY VIF DIVERSIFIED STOCK--CLASS A
  SHARES
without any Riders.....................  $332.14   $1,013.56   $1,718.48   $3,501.26
with IPP Rider.........................  $376.99   $1,145.21   $1,932.81   $3,989.84
with EBB Rider.........................  $362.06   $1,101.53   $1,861.92   $3,858.41
with IPP & EBB Riders..................  $406.92   $1,233.19   $2,076.26   $4,259.22

FOR POLICIES PURCHASED PRIOR TO JUNE 2, 2003

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without any Riders.....................  $379.71   $  671.97   $1,152.80   $2,417.12   $379.71   $  843.46   $1,308.36   $2,417.12
with IPP Rider.........................  $424.34   $  808.35   $1,380.29   $2,935.44   $424.34   $  977.53   $1,532.39   $2,935.44
with EBB Rider.........................  $409.48   $  763.07   $1,305.02   $2,786.46   $409.48   $  933.02   $1,458.27   $2,786.46
with IPP & EBB Riders..................  $454.13   $  899.44   $1,532.50   $3,240.67   $454.13   $1,067.09   $1,682.29   $3,240.67

MAINSTAY VP CAPITAL
  APPRECIATION--INITIAL CLASS
without any Riders.....................  $389.62   $  702.40   $1,203.72   $2,517.46   $389.62   $  873.37   $1,358.51   $2,517.46
with IPP Rider.........................  $434.23   $  838.33   $1,430.02   $3,033.18   $434.23   $1,007.01   $1,581.36   $3,033.18
with EBB Rider.........................  $419.38   $  793.20   $1,355.15   $2,885.82   $419.38   $  962.64   $1,507.64   $2,885.82
with IPP & EBB Riders..................  $463.98   $  929.15   $1,581.45   $3,335.10   $463.98   $1,096.30   $1,730.49   $3,335.10

MAINSTAY VP CASH MANAGEMENT
without any Riders.....................  $380.69   $  675.01   $1,157.86   $2,427.15   $380.69   $  846.44   $1,313.36   $2,427.15
with IPP Rider.........................  $425.33   $  811.34   $1,385.26   $2,945.27   $425.33   $  980.47   $1,537.29   $2,945.27
with EBB Rider.........................  $410.46   $  766.09   $1,310.03   $2,796.44   $410.46   $  935.99   $1,463.20   $2,796.44
with IPP & EBB Riders..................  $455.11   $  902.40   $1,537.40   $3,250.16   $455.11   $1,070.00   $1,687.11   $3,250.16

MAINSTAY VP COMMON STOCK--INITIAL CLASS
without any Riders.....................  $377.71   $  665.88   $1,142.58   $2,396.92   $377.71   $  837.47   $1,298.30   $2,396.92
with IPP Rider.........................  $422.38   $  802.33   $1,370.30   $2,915.78   $422.38   $  971.62   $1,522.56   $2,915.78
with EBB Rider.........................  $407.51   $  757.05   $1,294.97   $2,766.46   $407.51   $  927.10   $1,448.37   $2,766.46
with IPP & EBB Riders..................  $452.16   $  893.51   $1,522.70   $3,221.68   $452.16   $1,061.26   $1,672.64   $3,221.68

MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without any Riders.....................  $392.58   $  711.46   $1,218.90   $2,547.31   $392.58   $  882.29   $1,373.47   $2,547.31
with IPP Rider.........................  $437.18   $  847.31   $1,444.89   $3,062.31   $437.18   $1,015.84   $1,596.01   $3,062.31
with EBB Rider.........................  $422.33   $  802.21   $1,370.11   $2,915.41   $422.33   $  971.50   $1,522.37   $2,915.41
with IPP & EBB Riders..................  $466.93   $  938.06   $1,596.10   $3,363.25   $466.93   $1,105.05   $1,744.92   $3,363.25

MAINSTAY VP GOVERNMENT--INITIAL CLASS
without any Riders.....................  $384.66   $  687.19   $1,178.27   $2,467.41   $384.66   $  858.42   $1,333.45   $2,467.41
with IPP Rider.........................  $429.29   $  823.33   $1,405.18   $2,984.46   $429.29   $  992.27   $1,556.91   $2,984.46
with EBB Rider.........................  $414.42   $  778.15   $1,330.09   $2,836.26   $414.42   $  947.84   $1,482.96   $2,836.26
with IPP & EBB Riders..................  $459.05   $  914.30   $1,557.00   $3,288.04   $459.05   $1,081.70   $1,706.42   $3,288.04

MAINSTAY VP HIGH YIELD CORPORATE
  BOND--INITIAL CLASS
without any Riders.....................  $385.65   $  690.21   $1,183.35   $2,477.40   $385.65   $  861.39   $1,338.45   $2,477.40
with IPP Rider.........................  $430.27   $  826.33   $1,410.14   $2,994.20   $430.27   $  995.22   $1,561.79   $2,994.20
with EBB Rider.........................  $415.41   $  781.14   $1,335.10   $2,846.17   $415.41   $  950.79   $1,487.90   $2,846.17
with IPP & EBB Riders..................  $460.04   $  917.27   $1,561.89   $3,297.47   $460.04   $1,084.62   $1,711.23   $3,297.47

MAINSTAY VP INTERNATIONAL
  EQUITY--INITIAL CLASS
without any Riders.....................  $432.18   $  832.16   $1,419.78   $2,937.17   $432.18   $1,000.94   $1,571.28   $2,937.17
with IPP Rider.........................  $476.58   $  966.29   $1,641.06   $3,441.70   $476.58   $1,132.81   $1,789.19   $3,441.70
with EBB Rider.........................  $461.79   $  921.75   $1,567.83   $3,301.13   $461.79   $1,089.02   $1,717.08   $3,301.13
with IPP & EBB Riders..................  $506.22   $1,055.94   $1,789.14   $3,729.77   $506.22   $1,220.95   $1,935.01   $3,729.77

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without any Riders.....................  $217.67   $  671.97   $1,152.80   $2,417.12
with IPP Rider.........................  $263.03   $  808.35   $1,380.29   $2,935.44
with EBB Rider.........................  $247.93   $  763.07   $1,305.02   $2,786.46
with IPP & EBB Riders..................  $293.31   $  899.44   $1,532.50   $3,240.67
MAINSTAY VP CAPITAL
  APPRECIATION--INITIAL CLASS
without any Riders.....................  $227.75   $  702.40   $1,203.72   $2,517.46
with IPP Rider.........................  $273.09   $  838.33   $1,430.02   $3,033.18
with EBB Rider.........................  $257.99   $  793.20   $1,355.15   $2,885.82
with IPP & EBB Riders..................  $303.32   $  929.15   $1,581.45   $3,335.10
MAINSTAY VP CASH MANAGEMENT
without any Riders.....................  $218.67   $  675.01   $1,157.86   $2,427.15
with IPP Rider.........................  $264.04   $  811.34   $1,385.26   $2,945.27
with EBB Rider.........................  $248.93   $  766.09   $1,310.03   $2,796.44
with IPP & EBB Riders..................  $294.31   $  902.40   $1,537.40   $3,250.16
MAINSTAY VP COMMON STOCK--INITIAL CLASS
without any Riders.....................  $215.65   $  665.88   $1,142.58   $2,396.92
with IPP Rider.........................  $261.04   $  802.33   $1,370.30   $2,915.78
with EBB Rider.........................  $245.94   $  757.05   $1,294.97   $2,766.46
with IPP & EBB Riders..................  $291.31   $  893.51   $1,522.70   $3,221.68
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without any Riders.....................  $230.76   $  711.46   $1,218.90   $2,547.31
with IPP Rider.........................  $276.08   $  847.31   $1,444.89   $3,062.31
with EBB Rider.........................  $260.99   $  802.21   $1,370.11   $2,915.41
with IPP & EBB Riders..................  $306.32   $  938.06   $1,596.10   $3,363.25
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without any Riders.....................  $222.71   $  687.19   $1,178.27   $2,467.41
with IPP Rider.........................  $268.07   $  823.33   $1,405.18   $2,984.46
with EBB Rider.........................  $252.96   $  778.15   $1,330.09   $2,836.26
with IPP & EBB Riders..................  $298.31   $  914.30   $1,557.00   $3,288.04
MAINSTAY VP HIGH YIELD CORPORATE
  BOND--INITIAL CLASS
without any Riders.....................  $223.72   $  690.21   $1,183.35   $2,477.40
with IPP Rider.........................  $269.06   $  826.33   $1,410.14   $2,994.20
with EBB Rider.........................  $253.96   $  781.14   $1,335.10   $2,846.17
with IPP & EBB Riders..................  $299.32   $  917.27   $1,561.89   $3,297.47
MAINSTAY VP INTERNATIONAL
  EQUITY--INITIAL CLASS
without any Riders.....................  $271.00   $  832.16   $1,419.78   $2,937.17
with IPP Rider.........................  $316.13   $  966.29   $1,641.06   $3,441.70
with EBB Rider.........................  $301.10   $  921.75   $1,567.83   $3,301.13
with IPP & EBB Riders..................  $346.25   $1,055.94   $1,789.14   $3,729.77

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP MID CAP CORE--INITIAL CLASS
without any Riders.....................  $443.05   $  865.08   $1,474.31   $3,041.60   $443.05   $1,033.31   $1,624.98   $3,041.60
with IPP Rider.........................  $487.40   $  998.79   $1,694.32   $3,543.23   $487.40   $1,164.76   $1,841.64   $3,543.23
with EBB Rider.........................  $472.64   $  954.42   $1,621.53   $3,404.33   $472.64   $1,121.14   $1,769.96   $3,404.33
with IPP & EBB Riders..................  $517.00   $1,088.12   $1,841.55   $3,827.82   $517.00   $1,252.58   $1,986.62   $3,827.82

MAINSTAY VP MID CAP GROWTH--INITIAL
  CLASS
without any Riders.....................  $422.31   $  802.12   $1,369.95   $2,841.28   $422.31   $  971.41   $1,522.21   $2,841.28
with IPP Rider.........................  $466.76   $  936.70   $1,592.40   $3,348.38   $466.76   $1,103.72   $1,741.27   $3,348.38
with EBB Rider.........................  $451.95   $  892.00   $1,518.77   $3,206.25   $451.95   $1,059.78   $1,668.76   $3,206.25
with IPP & EBB Riders..................  $496.40   $1,026.59   $1,741.24   $3,639.61   $496.40   $1,192.09   $1,887.84   $3,639.61

MAINSTAY VP MID CAP VALUE--INITIAL
  CLASS
without any Riders.....................  $409.42   $  762.91   $1,304.76   $2,714.98   $409.42   $  932.87   $1,458.01   $2,714.98
with IPP Rider.........................  $453.95   $  898.05   $1,528.75   $3,225.54   $453.95   $1,065.72   $1,678.59   $3,225.54
with EBB Rider.........................  $439.13   $  853.19   $1,454.64   $3,081.35   $439.13   $1,021.62   $1,605.61   $3,081.35
with IPP & EBB Riders..................  $483.64   $  988.31   $1,678.61   $3,520.93   $483.64   $1,154.46   $1,826.16   $3,520.93

MAINSTAY VP S&P 500 INDEX--INITIAL
  CLASS
without any Riders.....................  $364.80   $  626.20   $1,075.93   $2,264.62   $364.80   $  798.46   $1,232.67   $2,264.62
with IPP Rider.........................  $409.53   $  763.22   $1,305.22   $2,786.87   $409.53   $  933.17   $1,458.47   $2,786.87
with EBB Rider.........................  $394.63   $  717.73   $1,229.36   $2,635.42   $394.63   $  888.45   $1,383.76   $2,635.42
with IPP & EBB Riders..................  $439.36   $  854.72   $1,458.65   $3,097.16   $439.36   $1,023.12   $1,609.57   $3,097.16

MAINSTAY VP SMALL CAP GROWTH--INITIAL
  CLASS
without any Riders.....................  $446.01   $  874.05   $1,489.13   $3,069.83   $446.01   $1,042.13   $1,639.57   $3,069.83
with IPP Rider.........................  $490.36   $1,007.64   $1,708.80   $3,570.70   $490.36   $1,173.46   $1,855.90   $3,570.70
with EBB Rider.........................  $475.60   $  963.32   $1,636.15   $3,432.30   $475.60   $1,129.89   $1,784.35   $3,432.30
with IPP & EBB Riders..................  $519.94   $1,096.89   $1,855.81   $3,854.36   $519.94   $1,261.21   $2,000.67   $3,854.36

MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without any Riders.....................  $386.64   $  693.26   $1,188.46   $2,487.45   $386.64   $  864.39   $1,343.49   $2,487.45
with IPP Rider.........................  $431.26   $  829.33   $1,415.10   $3,003.93   $431.26   $  998.16   $1,566.68   $3,003.93
with EBB Rider.........................  $416.39   $  784.16   $1,340.10   $2,856.10   $416.39   $  953.76   $1,492.82   $2,856.10
with IPP & EBB Riders..................  $461.02   $  920.24   $1,566.79   $3,306.88   $461.02   $1,087.54   $1,716.05   $3,306.88

MAINSTAY VP VALUE--INITIAL CLASS
without any Riders.....................  $391.60   $  708.44   $1,213.85   $2,537.37   $391.60   $  879.31   $1,368.49   $2,537.37
with IPP Rider.........................  $436.19   $  844.30   $1,439.93   $3,052.61   $436.19   $1,012.88   $1,591.12   $3,052.61
with EBB Rider.........................  $421.34   $  799.21   $1,365.14   $2,905.57   $421.34   $  968.56   $1,517.47   $2,905.57
with IPP & EBB Riders..................  $465.94   $  935.09   $1,591.22   $3,353.88   $465.94   $1,102.14   $1,740.11   $3,353.88

MAINSTAY VP AMERICAN CENTURY INCOME &
  GROWTH--INITIAL CLASS
without any Riders.....................  $419.32   $  793.07   $1,354.92   $2,812.25   $419.32   $  962.51   $1,507.41   $2,812.25
with IPP Rider.........................  $463.79   $  927.76   $1,577.70   $3,320.17   $463.79   $1,094.93   $1,726.80   $3,320.17
with EBB Rider.........................  $448.99   $  883.05   $1,504.01   $3,177.58   $448.99   $1,050.98   $1,654.23   $3,177.58
with IPP & EBB Riders..................  $493.46   $1,017.76   $1,726.81   $3,612.37   $493.46   $1,183.41   $1,873.63   $3,612.37

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
MAINSTAY VP MID CAP CORE--INITIAL CLASS
without any Riders.....................  $282.05   $  865.08   $1,474.31   $3,041.60
with IPP Rider.........................  $327.13   $  998.79   $1,694.32   $3,543.23
with EBB Rider.........................  $312.13   $  954.42   $1,621.53   $3,404.33
with IPP & EBB Riders..................  $357.21   $1,088.12   $1,841.55   $3,827.82
MAINSTAY VP MID CAP GROWTH--INITIAL
  CLASS
without any Riders.....................  $260.97   $  802.12   $1,369.95   $2,841.28
with IPP Rider.........................  $306.15   $  936.70   $1,592.40   $3,348.38
with EBB Rider.........................  $291.10   $  892.00   $1,518.77   $3,206.25
with IPP & EBB Riders..................  $336.28   $1,026.59   $1,741.24   $3,639.61
MAINSTAY VP MID CAP VALUE--INITIAL
  CLASS
without any Riders.....................  $247.88   $  762.91   $1,304.76   $2,714.98
with IPP Rider.........................  $293.13   $  898.05   $1,528.75   $3,225.54
with EBB Rider.........................  $278.07   $  853.19   $1,454.64   $3,081.35
with IPP & EBB Riders..................  $323.30   $  988.31   $1,678.61   $3,520.93
MAINSTAY VP S&P 500 INDEX--INITIAL
  CLASS
without any Riders.....................  $202.53   $  626.20   $1,075.93   $2,264.62
with IPP Rider.........................  $247.98   $  763.22   $1,305.22   $2,786.87
with EBB Rider.........................  $232.84   $  717.73   $1,229.36   $2,635.42
with IPP & EBB Riders..................  $278.30   $  854.72   $1,458.65   $3,097.16
MAINSTAY VP SMALL CAP GROWTH--INITIAL
  CLASS
without any Riders.....................  $285.06   $  874.05   $1,489.13   $3,069.83
with IPP Rider.........................  $330.13   $1,007.64   $1,708.80   $3,570.70
with EBB Rider.........................  $315.13   $  963.32   $1,636.15   $3,432.30
with IPP & EBB Riders..................  $360.20   $1,096.89   $1,855.81   $3,854.36
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without any Riders.....................  $224.72   $  693.26   $1,188.46   $2,487.45
with IPP Rider.........................  $270.07   $  829.33   $1,415.10   $3,003.93
with EBB Rider.........................  $254.96   $  784.16   $1,340.10   $2,856.10
with IPP & EBB Riders..................  $300.31   $  920.24   $1,566.79   $3,306.88
MAINSTAY VP VALUE--INITIAL CLASS
without any Riders.....................  $229.76   $  708.44   $1,213.85   $2,537.37
with IPP Rider.........................  $275.08   $  844.30   $1,439.93   $3,052.61
with EBB Rider.........................  $259.99   $  799.21   $1,365.14   $2,905.57
with IPP & EBB Riders..................  $305.31   $  935.09   $1,591.22   $3,353.88
MAINSTAY VP AMERICAN CENTURY INCOME &
  GROWTH--INITIAL CLASS
without any Riders.....................  $257.94   $  793.07   $1,354.92   $2,812.25
with IPP Rider.........................  $303.13   $  927.76   $1,577.70   $3,320.17
with EBB Rider.........................  $288.09   $  883.05   $1,504.01   $3,177.58
with IPP & EBB Riders..................  $333.28   $1,017.76   $1,726.81   $3,612.37

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP DREYFUS LARGE COMPANY
  VALUE--INITIAL CLASS
without any Riders.....................  $424.28   $  808.13   $1,379.93   $2,860.50   $424.28   $  977.32   $1,532.04   $2,860.50
with IPP Rider.........................  $468.72   $  942.61   $1,602.13   $3,367.13   $468.72   $1,109.53   $1,750.85   $3,367.13
with EBB Rider.........................  $453.91   $  897.97   $1,528.61   $3,225.33   $453.91   $1,065.64   $1,678.46   $3,225.33
with IPP & EBB Riders..................  $498.37   $1,032.47   $1,750.83   $3,657.69   $498.37   $1,197.87   $1,897.28   $3,657.69

MAINSTAY VP EAGLE ASSET MANAGEMENT
  GROWTH EQUITY--INITIAL CLASS
without any Riders.....................  $408.44   $  759.91   $1,299.74   $2,705.23   $408.44   $  929.91   $1,453.07   $2,705.23
with IPP Rider.........................  $452.97   $  895.08   $1,523.83   $3,216.01   $452.97   $1,062.80   $1,673.75   $3,216.01
with EBB Rider.........................  $438.14   $  850.20   $1,449.68   $3,071.66   $438.14   $1,018.68   $1,600.73   $3,071.66
with IPP & EBB Riders..................  $482.65   $  985.36   $1,673.75   $3,511.73   $482.65   $1,151.56   $1,821.39   $3,511.73

MAINSTAY VP LORD ABBETT DEVELOPING
  GROWTH--INITIAL CLASS
without any Riders.....................  $444.03   $  868.06   $1,479.23   $3,051.02   $444.03   $1,036.24   $1,629.83   $3,051.02
with IPP Rider.........................  $488.39   $1,001.74   $1,699.15   $3,552.39   $488.39   $1,167.66   $1,846.39   $3,552.39
with EBB Rider.........................  $473.62   $  957.39   $1,626.43   $3,413.70   $473.62   $1,124.06   $1,774.78   $3,413.70
with IPP & EBB Riders..................  $517.98   $1,091.03   $1,846.30   $3,836.69   $517.98   $1,255.45   $1,991.29   $3,836.69

ALGER AMERICAN SMALL
  CAPITALIZATION--CLASS O SHARES
without any Riders.....................  $422.31   $  802.12   $1,369.95   $2,841.28   $422.31   $  971.41   $1,522.21   $2,841.28
with IPP Rider.........................  $466.76   $  936.70   $1,592.40   $3,348.38   $466.76   $1,103.72   $1,741.27   $3,348.38
with EBB Rider.........................  $451.95   $  892.00   $1,518.77   $3,206.25   $451.95   $1,059.78   $1,668.76   $3,206.25
with IPP & EBB Riders..................  $496.40   $1,026.59   $1,741.24   $3,639.61   $496.40   $1,192.09   $1,887.84   $3,639.61

CALVERT SOCIAL BALANCED
without any Riders.....................  $418.34   $  790.05   $1,349.91   $2,802.57   $418.34   $  959.55   $1,502.48   $2,802.57
with IPP Rider.........................  $462.81   $  924.80   $1,572.84   $3,310.78   $462.81   $1,092.02   $1,722.01   $3,310.78
with EBB Rider.........................  $448.00   $  880.06   $1,499.06   $3,168.00   $448.00   $1,048.04   $1,649.36   $3,168.00
with IPP & EBB Riders..................  $492.48   $1,014.82   $1,721.99   $3,603.27   $492.48   $1,180.52   $1,868.89   $3,603.27

DREYFUS IP TECHNOLOGY GROWTH--INITIAL
  SHARES
without any Riders.....................  $413.38   $  774.99   $1,324.86   $2,754.02   $413.38   $  944.74   $1,477.81   $2,754.02
with IPP Rider.........................  $457.88   $  909.94   $1,548.36   $3,263.54   $457.88   $1,077.42   $1,697.90   $3,263.54
with EBB Rider.........................  $443.07   $  865.16   $1,474.43   $3,120.00   $443.07   $1,033.39   $1,625.10   $3,120.00
with IPP & EBB Riders..................  $487.57   $1,000.11   $1,697.93   $3,557.65   $487.57   $1,166.06   $1,845.19   $3,557.65

FIDELITY(R) VIP CONTRAFUND(R)--INITIAL
  CLASS
without any Riders.....................  $392.58   $  711.46   $1,218.90   $2,547.31   $392.58   $  882.29   $1,373.47   $2,547.31
with IPP Rider.........................  $437.18   $  847.31   $1,444.89   $3,062.31   $437.18   $1,015.84   $1,596.01   $3,062.31
with EBB Rider.........................  $422.33   $  802.21   $1,370.11   $2,915.41   $422.33   $  971.50   $1,522.37   $2,915.41
with IPP & EBB Riders..................  $466.93   $  938.06   $1,596.10   $3,363.25   $466.93   $1,105.05   $1,744.92   $3,363.25

FIDELITY(R) VIP EQUITY-INCOME--INITIAL
  CLASS
without any Riders.....................  $382.67   $  681.09   $1,168.07   $2,447.27   $382.67   $  852.43   $1,323.41   $2,447.27
with IPP Rider.........................  $427.32   $  817.34   $1,395.23   $2,964.90   $427.32   $  986.38   $1,547.11   $2,964.90
with EBB Rider.........................  $412.45   $  772.11   $1,320.06   $2,816.36   $412.45   $  941.91   $1,473.08   $2,816.36
with IPP & EBB Riders..................  $457.08   $  908.38   $1,547.24   $3,269.15   $457.08   $1,075.87   $1,696.80   $3,269.15

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
MAINSTAY VP DREYFUS LARGE COMPANY
  VALUE--INITIAL CLASS
without any Riders.....................  $262.97   $  808.13   $1,379.93   $2,860.50
with IPP Rider.........................  $308.14   $  942.61   $1,602.13   $3,367.13
with EBB Rider.........................  $293.09   $  897.97   $1,528.61   $3,225.33
with IPP & EBB Riders..................  $338.27   $1,032.47   $1,750.83   $3,657.69
MAINSTAY VP EAGLE ASSET MANAGEMENT
  GROWTH EQUITY--INITIAL CLASS
without any Riders.....................  $246.88   $  759.91   $1,299.74   $2,705.23
with IPP Rider.........................  $292.13   $  895.08   $1,523.83   $3,216.01
with EBB Rider.........................  $277.06   $  850.20   $1,449.68   $3,071.66
with IPP & EBB Riders..................  $322.30   $  985.36   $1,673.75   $3,511.73
MAINSTAY VP LORD ABBETT DEVELOPING
  GROWTH--INITIAL CLASS
without any Riders.....................  $283.05   $  868.06   $1,479.23   $3,051.02
with IPP Rider.........................  $328.13   $1,001.74   $1,699.15   $3,552.39
with EBB Rider.........................  $313.13   $  957.39   $1,626.43   $3,413.70
with IPP & EBB Riders..................  $358.20   $1,091.03   $1,846.30   $3,836.69
ALGER AMERICAN SMALL
  CAPITALIZATION--CLASS O SHARES
without any Riders.....................  $260.97   $  802.12   $1,369.95   $2,841.28
with IPP Rider.........................  $306.15   $  936.70   $1,592.40   $3,348.38
with EBB Rider.........................  $291.10   $  892.00   $1,518.77   $3,206.25
with IPP & EBB Riders..................  $336.28   $1,026.59   $1,741.24   $3,639.61
CALVERT SOCIAL BALANCED
without any Riders.....................  $256.94   $  790.05   $1,349.91   $2,802.57
with IPP Rider.........................  $302.14   $  924.80   $1,572.84   $3,310.78
with EBB Rider.........................  $287.08   $  880.06   $1,499.06   $3,168.00
with IPP & EBB Riders..................  $332.29   $1,014.82   $1,721.99   $3,603.27
DREYFUS IP TECHNOLOGY GROWTH--INITIAL
  SHARES
without any Riders.....................  $251.90   $  774.99   $1,324.86   $2,754.02
with IPP Rider.........................  $297.12   $  909.94   $1,548.36   $3,263.54
with EBB Rider.........................  $282.07   $  865.16   $1,474.43   $3,120.00
with IPP & EBB Riders..................  $327.30   $1,000.11   $1,697.93   $3,557.65
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL
  CLASS
without any Riders.....................  $230.76   $  711.46   $1,218.90   $2,547.31
with IPP Rider.........................  $276.08   $  847.31   $1,444.89   $3,062.31
with EBB Rider.........................  $260.99   $  802.21   $1,370.11   $2,915.41
with IPP & EBB Riders..................  $306.32   $  938.06   $1,596.10   $3,363.25
FIDELITY(R) VIP EQUITY-INCOME--INITIAL
  CLASS
without any Riders.....................  $220.69   $  681.09   $1,168.07   $2,447.27
with IPP Rider.........................  $266.06   $  817.34   $1,395.23   $2,964.90
with EBB Rider.........................  $250.95   $  772.11   $1,320.06   $2,816.36
with IPP & EBB Riders..................  $296.31   $  908.38   $1,547.24   $3,269.15

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
FIDELITY(R) VIP MID CAP--SERVICE CLASS
  2
without any Riders.....................  $420.31   $  796.07   $1,359.91   $2,821.92   $420.31   $  965.46   $1,512.33   $2,821.92
with IPP Rider.........................  $464.78   $  930.75   $1,582.62   $3,329.61   $464.78   $1,097.87   $1,731.64   $3,329.61
with EBB Rider.........................  $449.99   $  886.05   $1,508.96   $3,187.16   $449.99   $1,053.92   $1,659.10   $3,187.16
with IPP & EBB Riders..................  $494.45   $1,020.71   $1,731.64   $3,621.48   $494.45   $1,186.31   $1,878.39   $3,621.48

JANUS ASPEN SERIES
  BALANCED--INSTITUTIONAL SHARES
without any Riders.....................  $392.58   $  711.46   $1,218.90   $2,547.31   $392.58   $  882.29   $1,373.47   $2,547.31
with IPP Rider.........................  $437.13   $  846.73   $1,443.19   $3,055.12   $437.13   $1,015.27   $1,594.33   $3,055.12
with EBB Rider.........................  $422.33   $  802.21   $1,370.11   $2,915.41   $422.33   $  971.50   $1,522.37   $2,915.41
with IPP & EBB Riders..................  $466.87   $  937.48   $1,594.40   $3,356.07   $466.87   $1,104.49   $1,743.24   $3,356.07

JANUS ASPEN SERIES WORLDWIDE
  GROWTH--INSTITUTIONAL SHARES
without any Riders.....................  $396.56   $  723.60   $1,239.18   $2,587.05   $396.56   $  894.22   $1,393.43   $2,587.05
with IPP Rider.........................  $441.13   $  859.26   $1,464.68   $3,100.97   $441.13   $1,027.59   $1,615.50   $3,100.97
with EBB Rider.........................  $426.28   $  814.23   $1,390.07   $2,954.73   $426.28   $  983.32   $1,542.02   $2,954.73
with IPP & EBB Riders..................  $470.86   $  949.90   $1,615.57   $3,400.61   $470.86   $1,116.70   $1,764.09   $3,400.61

MFS(R) INVESTORS TRUST SERIES--INITIAL
  CLASS
without any Riders.....................  $412.40   $  771.98   $1,319.83   $2,744.26   $412.40   $  941.78   $1,472.86   $2,744.26
with IPP Rider.........................  $456.90   $  906.97   $1,543.46   $3,254.06   $456.90   $1,074.49   $1,693.08   $3,254.06
with EBB Rider.........................  $442.09   $  862.16   $1,469.48   $3,110.34   $442.09   $1,030.44   $1,620.22   $3,110.34
with IPP & EBB Riders..................  $486.59   $  997.18   $1,693.10   $3,548.49   $486.59   $1,163.18   $1,840.44   $3,548.49

MFS(R) RESEARCH SERIES--INITIAL CLASS
without any Riders.....................  $413.38   $  774.99   $1,324.86   $2,754.02   $413.38   $  944.74   $1,477.81   $2,754.02
with IPP Rider.........................  $457.88   $  909.94   $1,548.36   $3,263.54   $457.88   $1,077.42   $1,697.90   $3,263.54
with EBB Rider.........................  $443.07   $  865.16   $1,474.43   $3,120.00   $443.07   $1,033.39   $1,625.10   $3,120.00
with IPP & EBB Riders..................  $487.57   $1,000.11   $1,697.93   $3,557.65   $487.57   $1,166.06   $1,845.19   $3,557.65

MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders.....................  $417.36   $  787.06   $1,344.93   $2,792.90   $417.36   $  956.61   $1,497.57   $2,792.90
with IPP Rider.........................  $461.82   $  921.82   $1,567.94   $3,301.34   $461.82   $1,089.09   $1,717.18   $3,301.34
with EBB Rider.........................  $447.02   $  877.09   $1,494.14   $3,158.42   $447.02   $1,045.11   $1,644.51   $3,158.42
with IPP & EBB Riders..................  $491.50   $1,011.89   $1,717.20   $3,594.18   $491.50   $1,177.64   $1,864.17   $3,594.18

NEUBERGER BERMAN AMT MIDCAP
  GROWTH--CLASS S
without any Riders.....................  $413.38   $  774.99   $1,324.86   $2,754.02   $413.38   $  944.74   $1,477.81   $2,754.02
with IPP Rider.........................  $457.88   $  909.94   $1,548.36   $3,263.54   $457.86   $1,077.42   $1,697.90   $3,263.54
with EBB Rider.........................  $443.07   $  865.16   $1,474.43   $3,120.00   $443.07   $1,033.39   $1,625.10   $3,120.00
with IPP & EBB Riders..................  $487.57   $1,000.11   $1,697.93   $3,557.65   $487.57   $1,166.06   $1,845.19   $3,557.65

T. ROWE PRICE EQUITY INCOME PORTFOLIO
without any Riders.....................  $410.42   $  765.94   $1,309.81   $2,724.81   $410.42   $  935.85   $1,462.98   $2,724.81
with IPP Rider.........................  $454.93   $  901.02   $1,533.65   $3,235.08   $454.93   $1,068.64   $1,683.42   $3,235.08
with EBB Rider.........................  $440.11   $  856.17   $1,459.57   $3,091.03   $440.11   $1,024.55   $1,610.47   $3,091.03
with IPP & EBB Riders..................  $484.62   $  991.27   $1,683.45   $3,530.14   $484.62   $1,157.37   $1,830.93   $3,530.14

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
FIDELITY(R) VIP MID CAP--SERVICE CLASS
  2
without any Riders.....................  $258.95   $  796.07   $1,359.91   $2,821.92
with IPP Rider.........................  $304.14   $  930.75   $1,582.62   $3,329.61
with EBB Rider.........................  $289.10   $  886.05   $1,508.96   $3,187.16
with IPP & EBB Riders..................  $334.29   $1,020.71   $1,731.64   $3,621.48
JANUS ASPEN SERIES
  BALANCED--INSTITUTIONAL SHARES
without any Riders.....................  $230.76   $  711.46   $1,218.90   $2,547.31
with IPP Rider.........................  $276.03   $  846.73   $1,443.19   $3,055.12
with EBB Rider.........................  $260.99   $  802.21   $1,370.11   $2,915.41
with IPP & EBB Riders..................  $306.27   $  937.48   $1,594.40   $3,356.07
JANUS ASPEN SERIES WORLDWIDE
  GROWTH--INSTITUTIONAL SHARES
without any Riders.....................  $234.81   $  723.60   $1,239.18   $2,587.05
with IPP Rider.........................  $280.10   $  859.26   $1,464.68   $3,100.97
with EBB Rider.........................  $265.01   $  814.23   $1,390.07   $2,954.73
with IPP & EBB Riders..................  $310.31   $  949.90   $1,615.57   $3,400.61
MFS(R) INVESTORS TRUST SERIES--INITIAL
  CLASS
without any Riders.....................  $250.90   $  771.98   $1,319.83   $2,744.26
with IPP Rider.........................  $296.13   $  906.97   $1,543.46   $3,254.06
with EBB Rider.........................  $281.08   $  862.16   $1,469.48   $3,110.34
with IPP & EBB Riders..................  $326.30   $  997.18   $1,693.10   $3,548.49
MFS(R) RESEARCH SERIES--INITIAL CLASS
without any Riders.....................  $251.90   $  774.99   $1,324.86   $2,754.02
with IPP Rider.........................  $297.12   $  909.94   $1,548.36   $3,263.54
with EBB Rider.........................  $282.07   $  865.16   $1,474.43   $3,120.00
with IPP & EBB Riders..................  $327.30   $1,000.11   $1,697.93   $3,557.65
MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders.....................  $255.94   $  787.06   $1,344.93   $2,792.90
with IPP Rider.........................  $301.13   $  921.82   $1,567.94   $3,301.34
with EBB Rider.........................  $286.08   $  877.09   $1,494.14   $3,158.42
with IPP & EBB Riders..................  $331.29   $1,011.89   $1,717.20   $3,594.18
NEUBERGER BERMAN AMT MIDCAP
  GROWTH--CLASS S
without any Riders.....................  $251.90   $  774.99   $1,324.86   $2,754.02
with IPP Rider.........................  $297.12   $  909.94   $1,548.36   $3,263.54
with EBB Rider.........................  $282.07   $  865.16   $1,474.43   $3,120.00
with IPP & EBB Riders..................  $327.30   $1,000.11   $1,697.93   $3,557.65
T. ROWE PRICE EQUITY INCOME PORTFOLIO
without any Riders.....................  $248.89   $  765.94   $1,309.81   $3,083.96
with IPP Rider.........................  $294.13   $  901.02   $1,533.65   $3,235.08
with EBB Rider.........................  $279.06   $  856.17   $1,459.57   $3,091.03
with IPP & EBB Riders..................  $324.30   $  991.27   $1,683.45   $3,530.14

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
VAN ECK WORLDWIDE HARD ASSETS
without any Riders.....................  $447.99   $  880.02   $1,499.00   $3,088.65   $447.99   $1,048.00   $1,649.29   $3,088.65
with IPP Rider.........................  $492.33   $1,013.54   $1,718.46   $3,589.02   $492.33   $1,179.26   $1,865.41   $3,589.02
with EBB Rider.........................  $477.56   $  969.21   $1,645.83   $3,450.87   $477.56   $1,135.68   $1,793.89   $3,450.87
with IPP & EBB Riders..................  $521.90   $1,102.72   $1,865.28   $3,872.03   $521.90   $1,266.94   $2,009.99   $3,872.03

VAN KAMPEN UIF EMERGING MARKETS
  EQUITY--CLASS I
without any Riders.....................  $511.01   $1,069.43   $1,809.68   $3,669.72   $511.01   $1,234.20   $1,955.24   $3,669.72
with IPP Rider.........................  $555.06   $1,200.32   $2,021.90   $4,153.36   $555.06   $1,362.88   $2,164.21   $4,153.36
with EBB Rider.........................  $540.39   $1,156.86   $1,951.67   $4,024.62   $540.39   $1,320.16   $2,095.06   $4,024.62
with IPP & EBB Riders..................  $584.44   $1,287.76   $2,163.90   $4,417.11   $584.44   $1,448.85   $2,304.04   $4,417.11

VICTORY VIF DIVERSIFIED STOCK--CLASS A
  SHARES
without any Riders.....................  $492.33   $1,013.56   $1,718.48   $3,501.26   $492.33   $1,179.28   $1,865.43   $3,501.26
with IPP Rider.........................  $536.46   $1,145.21   $1,932.81   $3,989.84   $536.46   $1,308.71   $2,076.48   $3,989.84
with EBB Rider.........................  $521.77   $1,101.53   $1,861.92   $3,858.41   $521.77   $1,265.77   $2,006.68   $3,858.41
with IPP & EBB Riders..................  $565.91   $1,233.19   $2,076.26   $4,259.22   $565.91   $1,395.20   $2,217.74   $4,259.22

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
VAN ECK WORLDWIDE HARD ASSETS
without any Riders.....................  $287.07   $  880.02   $1,499.00   $3,088.65
with IPP Rider.........................  $332.13   $1,013.54   $1,718.46   $3,589.02
with EBB Rider.........................  $317.12   $  969.21   $1,645.83   $3,450.87
with IPP & EBB Riders..................  $362.19   $1,102.72   $1,865.28   $3,872.03
VAN KAMPEN UIF EMERGING MARKETS
  EQUITY--CLASS I
without any Riders.....................  $351.12   $1,069.43   $1,809.68   $3,669.72
with IPP Rider.........................  $395.89   $1,200.32   $2,021.90   $4,153.36
with EBB Rider.........................  $380.98   $1,156.86   $1,951.67   $4,024.62
with IPP & EBB Riders..................  $425.75   $1,287.76   $2,163.90   $4,417.11
VICTORY VIF DIVERSIFIED STOCK--CLASS A
  SHARES
without any Riders.....................  $332.14   $1,013.56   $1,718.48   $3,501.26
with IPP Rider.........................  $376.99   $1,145.21   $1,932.81   $3,989.84
with EBB Rider.........................  $362.06   $1,101.53   $1,861.92   $3,858.41
with IPP & EBB Riders..................  $406.92   $1,233.19   $2,076.26   $4,259.22

     QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY?

     A LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY is a Flexible Premium Deferred Variable Retirement Annuity policy. NYLIAC issues the policy. You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, or to one or both of the Fixed Accounts. In addition, you may also allocate premium payments to one or more DCA Advantage Plan Accounts. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected and the interest credited to the amounts in the Fixed Accounts and the DCA Advantage Plan Accounts.

2. WHERE CAN I ALLOCATE MY PREMIUM PAYMENTS?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account currently consists of 69 Investment Divisions, 35 of which are available under this policy. The available Investment Divisions are listed on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNTS

             Each premium payment, or the portion of any premium payment, you allocate to either of the Fixed Accounts will reflect the fixed interest rate then in effect for the particular Fixed Account. (See "THE FIXED ACCOUNTS.")

     (b) You can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of three DCA Advantage Plan Accounts: a 6-month, 12-month and an 18-month account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Accounts at rates we have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Accounts into the Investment Divisions and/or the 1-Year Fixed Account. (See "THE POLICIES--Dollar Cost Averaging (DCA) Program--The DCA Advantage Plan.")

3. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNTS?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the 1-Year Fixed Account at least 30 days before the Annuity Commencement Date. Transfers from the Investment Divisions or the 1-Year Fixed Account into the 3-Year Fixed Account are not permitted. (See "THE FIXED ACCOUNTS.") Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year, subject to the "Limits on Transfers" section. However, we reserve the right to impose a fee of $30 per transfer after the first 12 in a given Policy Year. (See "THE POLICIES--Transfers.")

     You can make transfers to the Investment Divisions from the Fixed Accounts and the DCA Advantage Plan Accounts, although certain restrictions may apply. (See "THE FIXED ACCOUNTS" and "THE POLICIES--Dollar Cost Averaging (DCA) Program--The DCA Advantage Plan Accounts.") In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation or Interest Sweep options described in this Prospectus. You may not transfer money into the 1-Year Fixed Account if you transferred money out of either of the Fixed Accounts during the previous six-month period. Transfers into the 3-Year Fixed Account are not permitted.

4. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary and upon surrender of the policy if on that date the Accumulation Value is below $50,000. In addition, we deduct a daily charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses. This charge is 1.45% of the daily average Variable Accumulation Value. (See "CHARGES AND DEDUCTIONS--Other Charges.")

     We impose a surrender charge on certain partial withdrawals or surrenders of the policies. This charge is assessed as a percentage of the amount of premium payment withdrawn during the first seven Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first three Payment Years as follows:

                        PAYMENT YEAR                          SURRENDER CHARGE
                        ------------                          ----------------
1...........................................................         7%
2...........................................................         7%
3...........................................................         7%
4...........................................................         6%
5...........................................................         6%
6...........................................................         5%
7...........................................................         4%
8+..........................................................         0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value as of the prior Policy Anniversary, less any prior Surrender Charge free withdrawals during the Policy Year. (See "CHARGES AND DEDUCTIONS--Surrender Charges" and "EXCEPTIONS TO SURRENDER CHARGES.")

     If you select the Investment Protection Plan ("IPP") Rider (in jurisdictions where available), we will deduct a charge on each policy quarter, based on the amount that is guaranteed less any prior Surrender Charge free withdrawals during the policy year. (See "OTHER CHARGES--Investment Protection Plan Rider Charge.") The maximum annual charge for this feature is 1% of the amount that is guaranteed. To the extent permitted by law, we may deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See "OTHER CHARGES--Rider Risk Charge Adjustment.") The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We set both of these charges at our sole discretion, subject to the stated maximums. You should consult with your registered representative to determine the percentages we are currently charging before you select the Investment Protection Plan Rider. We will not increase either of these charges after the date the rider becomes effective for the Investment Protection Plan.

     If you select the Enhanced Beneficiary Benefit ("EBB") Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). This charge will not change once your policy is issued.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You can make additional premium payments of at least $500 or such lower amount as we may permit at any time. In the states of Alabama, Maryland, Massachusetts, New Jersey, Oregon and Washington, additional premium payments are allowed only during the first Policy Year. Additional premium payments must be at least $500 or such lower amount as we may permit. Premium payments may be sent to NYLIAC at the address listed in Question 15 of this prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is $1,500,000, without prior approval. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

6. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Accounts and DCA Advantage Plan Accounts you have selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received.

     You may allocate the initial premium payment in the Investment Divisions (including the DCA Advantage Plan Accounts), plus the Fixed Accounts. Moreover, you may raise or lower the percentages of the premium payment (which must be in whole number percentages) you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative (except the DCA Advantage Plan Accounts) is $25, or such lower amount as we may permit. We reserve the right to limit the amount of a premium payment that you may place in any one Allocation Alternative and the number of Investment Divisions to which you allocate your Accumulation Value. Acceptance of inital and additional premium payments are subject to our suitability standards.

7. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE?

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy, subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     In the states of Alabama, Maryland, Massachusetts, New Jersey, Oregon and Washington, if the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy, subject to applicable state laws. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is still alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "DISTRIBUTIONS UNDER THE POLICY" and "FEDERAL TAX MATTERS.")

9. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments under the Life Income Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.") We may offer other options, at our discretion, where permitted by state law.

10. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greatest of:

        (a) the Accumulation Value, less any outstanding loan balance,

        (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges previously imposed, less any rider charges, or

        (c) the "reset value" (as described under "Death Before Annuity Commencement" in this Prospectus) plus any additional premium payments made since the most recent "reset date," less any outstanding loan balance, proportional withdrawals made since the most recent Reset Anniversary, any surrender charges applicable to such proportional withdrawals, and any rider charges since the last Reset Anniversary.

     If the Beneficiary is the spouse of the Annuitant or the owner, see Question 11. (Also see "DISTRIBUTIONS UNDER THE POLICY--Death Before Annuity Commencement" and "FEDERAL TAX MATTERS.")

11. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary (for Non-Qualified, IRA, Roth IRA, and SEP policies; only Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death, or the Annuitant's death. If you select the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

12. CAN I RETURN THE POLICY AFTER IT IS DELIVERED?

     You can cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. Except in jurisdictions where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will return the Accumulation Value on the date we receive the policy. We will set forth the provision in your Policy.

13. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "VOTING RIGHTS.")

14. ARE POLICY LOANS AVAILABLE?

     If you have purchased your policy in connection with a tax-sheltered annuity "TSA" (Section 403(b)) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "DISTRIBUTIONS UNDER THE POLICY--Loans.")

15. HOW DO I CONTACT NYLIAC?

                          GENERAL INQUIRIES AND WRITTEN REQUESTS  PREMIUM PAYMENTS AND LOAN PAYMENTS
                          --------------------------------------  ----------------------------------
REGULAR MAIL              NYLIAC Variable Products Service        NYLIAC
                          Center                                  75 Remittance Drive
                          Madison Square Station                  Suite 3021
                          P.O. Box 922                            Chicago, IL 60675-3021
                          New York, NY 10159

EXPRESS MAIL              NYLIAC Variable Products Service        NYLIAC, Suite 3021
                          Center                                  c/o The Northern Trust Bank
                          51 Madison Avenue                       350 North Orleans Street
                          Room 452                                Receipt & Dispatch, 8th Floor
                          New York, NY 10010                      Chicago, IL 60654

CUSTOMER SERVICE          (800) 598-2019
AND INTERACTIVE
VOICE
RESPONSE SYSTEM

     You may send service requests to us at the Variable Products Service Center
(VPSC) addresses listed above. In addition, as described below, you can contact us through the Internet at our Virtual Service Center (VSC) and through an automated telephone service called the Interactive Voice Response System (IVR). (See "Virtual Service Center and Interactive Voice Response System.") Faxed requests are not acceptable and will not be honored at any time.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division, which were available for sale, for the fiscal year ended December 31, 2003 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information.

     SOME INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED PRIOR TO JUNE 2, 2003 DIFFER FROM INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED ON OR AFTER JUNE 2, 2003. PLEASE REFER TO THE EXAMPLE SECTION OF THIS PROSPECTUS FOR A LIST OF THE CORRESPONDING INVESTMENT DIVISIONS AVAILABLE TO YOU.

                                       MAINSTAY                                         MAINSTAY
                                          VP                  MAINSTAY VP              VP CAPITAL          MAINSTAY VP CAPITAL
                                        BOND--                  BOND--               APPRECIATION--          APPRECIATION--
                                     SERVICE CLASS           INITIAL CLASS           SERVICE CLASS            INITIAL CLASS
                                     -------------   -----------------------------   --------------   -----------------------------
                                        2003(B)          2003           2002(A)         2003(B)           2003           2002(A)
                                     -------------   -------------   -------------   --------------   -------------   -------------
Accumulation Unit value
  (beginning of period)............     $10.00          $10.77          $10.00           $10.00          $ 7.46          $10.00
Accumulation Unit value
  (end of period)..................     $ 9.92          $11.10          $10.77           $11.14          $ 9.34          $ 7.46
Number of units outstanding
  (in 000s) (end of period)........        592           1,552             571              406             943             396


                                           MAINSTAY VP CASH
                                              MANAGEMENT
                                     -----------------------------
                                         2003           2002(A)
                                     -------------   -------------
Accumulation Unit value
  (beginning of period)............     $  1.00         $ 1.00
Accumulation Unit value
  (end of period)..................     $   .99         $ 1.00
Number of units outstanding
  (in 000s) (end of period)........      16,593          4,949

                                      MAINSTAY
                                         VP                                           MAINSTAY
                                       COMMON                                            VP                  MAINSTAY VP
                                       STOCK--           MAINSTAY VP COMMON         CONVERTIBLE--           CONVERTIBLE--
                                    SERVICE CLASS       STOCK-- INITIAL CLASS       SERVICE CLASS           INITIAL CLASS
                                    -------------   -----------------------------   -------------   -----------------------------
                                       2003(B)          2003           2002(A)         2003(B)          2003           2002(A)
                                    -------------   -------------   -------------   -------------   -------------   -------------
Accumulation Unit value
  (beginning of period)...........     $10.00          $ 8.08          $10.00          $10.00          $ 9.27          $10.00
Accumulation Unit value
  (end of period).................     $11.40          $10.07          $ 8.08          $10.94          $11.17          $ 9.27
Number of units outstanding
  (in 000s) (end of period).......        293             870             367             644           1,083             396


                                      MAINSTAY
                                         VP                  MAINSTAY VP
                                    GOVERNMENT--            GOVERNMENT--
                                    SERVICE CLASS           INITIAL CLASS
                                    -------------   -----------------------------
                                       2003(B)          2003           2002(A)
                                    -------------   -------------   -------------
Accumulation Unit value
  (beginning of period)...........     $10.00          $10.74          $10.00
Accumulation Unit value
  (end of period).................     $ 9.76          $10.78          $10.74
Number of units outstanding
  (in 000s) (end of period).......        425           1,641             865

                                      MAINSTAY
                                         VP                                           MAINSTAY
                                     HIGH YIELD                                          VP
                                      CORPORATE              MAINSTAY VP            INTERNATIONAL            MAINSTAY VP
                                       BOND--           HIGH YIELD CORPORATE          EQUITY--         INTERNATIONAL EQUITY--
                                    SERVICE CLASS       BOND-- INITIAL CLASS        SERVICE CLASS           INITIAL CLASS
                                    -------------   -----------------------------   -------------   -----------------------------
                                       2003(B)          2003           2002(A)         2003(B)          2003           2002(A)
                                    -------------   -------------   -------------   -------------   -------------   -------------
Accumulation Unit value
  (beginning of period)...........     $10.00          $ 9.67          $10.00          $10.00          $ 8.82          $10.00
Accumulation Unit value
  (end of period).................     $11.47          $12.99          $ 9.67          $11.60          $11.30          $ 8.82
Number of units outstanding
  (in 000s) (end of period).......      2,224           2,759             776             246             291              80


                                      MAINSTAY
                                         VP
                                       MID CAP               MAINSTAY VP
                                       CORE--              MID CAP CORE--
                                    SERVICE CLASS           INITIAL CLASS
                                    -------------   -----------------------------
                                       2003(B)          2003           2002(A)
                                    -------------   -------------   -------------
Accumulation Unit value
  (beginning of period)...........     $10.00          $ 8.14          $10.00
Accumulation Unit value
  (end of period).................     $11.73          $10.88          $ 8.14
Number of units outstanding
  (in 000s) (end of period).......        228             393             152

------------
(a) For the period May 10, 2002 (commencement of operations) through December 31, 2002.
(b) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

                                      MAINSTAY                                        MAINSTAY
                                         VP                                              VP
                                       MID CAP                                         MID CAP
                                      GROWTH--           MAINSTAY VP MID CAP           VALUE--           MAINSTAY VP MID CAP
                                    SERVICE CLASS      GROWTH-- INITIAL CLASS       SERVICE CLASS       VALUE-- INITIAL CLASS
                                    -------------   -----------------------------   -------------   -----------------------------
                                       2003(B)          2003           2002(A)         2003(B)          2003           2002(A)
                                    -------------   -------------   -------------   -------------   -------------   -------------
Accumulation Unit value
  (beginning of period)...........     $10.00          $ 7.01          $10.00          $10.00          $ 8.09          $10.00
Accumulation Unit value
  (end of period).................     $11.83          $10.01          $ 7.01          $11.59          $10.29          $ 8.09
Number of units outstanding
  (in 000s) (end of period).......        432             592             199             442           1,114             422

                                      MAINSTAY
                                         VP
                                       S&P 500               MAINSTAY VP
                                       INDEX--             S&P 500 INDEX--
                                    SERVICE CLASS           INITIAL CLASS
                                    -------------   -----------------------------
                                       2003(B)          2003           2002(A)
                                    -------------   -------------   -------------
Accumulation Unit value
  (beginning of period)...........     $10.00          $ 8.20          $10.00
Accumulation Unit value
  (end of period).................     $11.26          $10.37          $ 8.20
Number of units outstanding
  (in 000s) (end of period).......      1,038           1,839             660

                                      MAINSTAY VP                           MAINSTAY VP
                                       SMALL CAP         MAINSTAY VP           TOTAL                                 MAINSTAY VP
                                       GROWTH--      SMALL CAP GROWTH--      RETURN--        MAINSTAY VP TOTAL         VALUE--
                                     SERVICE CLASS      INITIAL CLASS      SERVICE CLASS   RETURN-- INITIAL CLASS   SERVICE CLASS
                                     -------------   -------------------   -------------   ----------------------   -------------
                                        2003(B)        2003     2002(A)       2003(B)        2003       2002(A)        2003(B)
                                     -------------   --------   --------   -------------   ---------   ----------   -------------
Accumulation Unit value
  (beginning of period)............     $10.00        $ 7.41     $10.00       $10.00         $ 8.73      $10.00        $10.00
Accumulation Unit value
  (end of period)..................     $12.01        $10.35     $ 7.41       $10.86         $10.29      $ 8.73        $11.72
Number of units outstanding
  (in 000s) (end of period)........        353           726        243          299            647         236           392


                                     MAINSTAY VP VALUE--
                                        INITIAL CLASS
                                     --------------------
                                       2003      2002(A)
                                     --------   ---------
Accumulation Unit value
  (beginning of period)............   $ 7.67     $10.00
Accumulation Unit value
  (end of period)..................   $ 9.63     $ 7.67
Number of units outstanding
  (in 000s) (end of period)........    1,147        505

                              MAINSTAY VP                                                                      MAINSTAY VP EAGLE
                            AMERICAN CENTURY      MAINSTAY VP         MAINSTAY VP                                    ASSET
                                INCOME &        AMERICAN CENTURY     DREYFUS LARGE     MAINSTAY VP DREYFUS        MANAGEMENT
                                GROWTH--       INCOME & GROWTH--    COMPANY VALUE--       LARGE COMPANY         GROWTH EQUITY--
                             SERVICE CLASS       INITIAL CLASS       SERVICE CLASS    VALUE-- INITIAL CLASS      SERVICE CLASS
                            ----------------   ------------------   ---------------   ----------------------   -----------------
                                2003(B)         2003     2002(A)        2003(B)         2003       2002(A)          2003(B)
                            ----------------   -------   --------   ---------------   ---------   ----------   -----------------
Accumulation Unit value
  (beginning of period)...       $10.00        $ 8.15     $10.00        $10.00         $ 7.99        $10.00         $10.00
Accumulation Unit value
  (end of period).........       $11.32        $10.34     $ 8.15        $11.29         $10.07        $ 7.99         $11.09
Number of units
  outstanding
  (in 000s) (end of
  period).................          123           195         65           181            281           101            201


                            MAINSTAY VP EAGLE
                             ASSET MANAGEMENT
                             GROWTH EQUITY--
                              INITIAL CLASS
                            ------------------
                             2003     2002(A)
                            -------   --------
Accumulation Unit value
  (beginning of period)...  $ 7.90     $10.00
Accumulation Unit value
  (end of period).........  $ 9.97     $ 7.90
Number of units
  outstanding
  (in 000s) (end of
  period).................     362        141

                                          MAINSTAY VP LORD                              ALGER AMERICAN
                                          ABBETT DEVELOPING      MAINSTAY VP LORD           SMALL         ALGER AMERICAN SMALL
                                              GROWTH--          ABBETT DEVELOPING      CAPITALIZATION--     CAPITALIZATION--
                                            SERVICE CLASS     GROWTH-- INITIAL CLASS    CLASS S SHARES       CLASS O SHARES
                                          -----------------   ----------------------   ----------------   --------------------
                                               2003(B)          2003       2002(A)         2003(B)          2003      2002(A)
                                          -----------------   ---------   ----------   ----------------   --------   ---------
Accumulation Unit value
  (beginning of period).................       $10.00           $ 7.72      $10.00          $10.00         $ 8.19      $10.00
Accumulation Unit value
  (end of period).......................       $11.62           $10.54      $ 7.72          $12.11         $11.49      $ 8.19
Number of units outstanding
  (in 000s) (end of period).............          117              132          42             132            175          46


                                           CALVERT SOCIAL
                                              BALANCED
                                          ----------------
                                           2003    2002(A)
                                          ------   -------
Accumulation Unit value
  (beginning of period).................  $ 9.23   $10.00
Accumulation Unit value
  (end of period).......................  $10.85   $ 9.23
Number of units outstanding
  (in 000s) (end of period).............     210       38

                                    DREYFUS IP                                                                 FIDELITY(R) VIP
                                    TECHNOLOGY          DREYFUS IP        FIDELITY(R) VIP   FIDELITY(R) VIP        EQUITY-
                                     GROWTH--      TECHNOLOGY GROWTH--    CONTRAFUND(R)--   CONTRAFUND(R)--       INCOME--
                                   SERVICE CLASS      INITIAL CLASS       SERVICE CLASS 2    INITIAL CLASS     SERVICE CLASS 2
                                   -------------   --------------------   ---------------   ----------------   ---------------
                                      2003(B)        2003      2002(A)        2003(B)        2003    2002(A)       2003(B)
                                   -------------   --------   ---------   ---------------   ------   -------   ---------------
Accumulation Unit value
  (beginning of period)..........     $10.00        $ 7.16     $10.00         $10.00        $ 8.63   $10.00        $10.00
Accumulation Unit value
  (end of period)................     $11.68        $10.65     $ 7.16         $11.82        $10.93   $ 8.63        $11.48
Number of units outstanding
  (in 000s) (end of period)......        230           207         51            467         1,070      425           421


                                   FIDELITY(R) VIP EQUITY-
                                    INCOME-- INITIAL CLASS
                                   ------------------------
                                      2003        2002(A)
                                   ----------   -----------
Accumulation Unit value
  (beginning of period)..........    $ 8.15        $10.00
Accumulation Unit value
  (end of period)................    $10.47        $ 8.15
Number of units outstanding
  (in 000s) (end of period)......       773           270

                                                                                                               JANUS ASPEN
                                               FIDELITY(R) VIP      JANUS ASPEN       JANUS ASPEN SERIES     SERIES WORLDWIDE
                                                   MID CAP       SERIES BALANCED--        BALANCED--             GROWTH--
                                               SERVICE CLASS 2    SERVICE SHARES     INSTITUTIONAL SHARES     SERVICE SHARES
                                               ---------------   -----------------   ---------------------   ----------------
                                                   2003(C)            2003(B)          2003      2002(A)         2003(B)
                                               ---------------   -----------------   --------   ----------   ----------------
Accumulation Unit value
  (beginning of period)......................      $10.00             $10.00          $ 9.19      $10.00          $10.00
Accumulation Unit value
  (end of period)............................      $11.41             $10.51          $10.33      $ 9.19          $11.44
Number of units outstanding
  (in 000s) (end of period)..................          95                722           2,032         884             195


                                                JANUS ASPEN SERIES
                                                WORLDWIDE GROWTH--
                                               INSTITUTIONAL SHARES
                                               ---------------------
                                                 2003      2002(A)
                                               --------   ----------
Accumulation Unit value
  (beginning of period)......................   $ 7.79      $10.00
Accumulation Unit value
  (end of period)............................   $ 9.52      $ 7.79
Number of units outstanding
  (in 000s) (end of period)..................      659         267

------------
(a) For the period May 10, 2002 (commencement of operations) through December 31, 2002.
(b) For the period June 2, 2003 (commencement of operations) through December 31, 2003.
(c) For the period September 5, 2003 (commencement of operation) through December 31, 2003.

                                                    MFS(R)                                    MFS(R)
                                                INVESTORS TRUST                              RESEARCH
                                                   SERIES--       MFS(R) INVESTORS TRUST     SERIES--         MFS(R) RESEARCH
                                                 SERVICE CLASS    SERIES-- INITIAL CLASS   SERVICE CLASS   SERIES-- INITIAL CLASS
                                                ---------------   ----------------------   -------------   ----------------------
                                                    2003(B)         2003       2002(A)         2003          2003       2002(A)
                                                ---------------   ---------   ----------   -------------   ---------   ----------
Accumulation Unit value
  (beginning of period).......................      $10.00         $ 8.14       $10.00        $10.00        $ 7.89       $10.00
Accumulation Unit value
  (end of period).............................      $10.97         $ 9.80       $ 8.14        $10.75        $ 9.69       $ 7.89
Number of units outstanding
  (in 000s) (end of period)...................          43            126           57            43           107           45

                                 T. ROWE PRICE                                                VAN KAMPEN UIF      VAN KAMPEN UIF
                                 EQUITY INCOME   T. ROWE PRICE EQUITY   VAN ECK WORLDWIDE    EMERGING MARKETS    EMERGING MARKETS
                                 PORTFOLIO--II     INCOME PORTFOLIO        HARD ASSETS       EQUITY-- CLASS II   EQUITY-- CLASS I
                                 -------------   --------------------   ------------------   -----------------   ----------------
                                    2003(B)        2003      2002(A)     2003     2002(A)         2003(B)         2003    2002(A)
                                 -------------   --------   ---------   -------   --------   -----------------   ------   -------
Accumulation Unit value
  (beginning of period)........     $10.00        $ 8.22      $10.00    $ 8.42     $10.00         $10.00         $ 7.88   $10.00
Accumulation Unit value
  (end of period)..............     $11.23        $10.17      $ 8.22    $12.04     $ 8.42         $13.65         $11.62   $ 7.88
Number of units outstanding
  (in 000s) (end of period)....        478         1,084         420       121         39             53            110       58

------------
(a) For the period May 10, 2002 (commencement of operations) through December 31, 2002.
(b) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $52.1 billion at the end of 2003. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Accounts, the DCA Accounts and any other separate account of NYLIAC.

     The Separate Account currently has 69 Investment Divisions, 35 of which are available under this policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to

0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table: SOME INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED PRIOR TO JUNE 2, 2003 DIFFER FROM INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED ON OR AFTER JUNE 2, 2003. PLEASE REFER TO THE EXAMPLES SECTION OF THIS PROSPECTUS FOR A LIST OF THE CORRESPONDING INVESTMENT DIVISIONS AVAILABLE TO YOU.


-------------------------------------------------------------------------------------------------------------------------
FUND                             INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                 -                                   -
-------------------------------------------------------------------------------------------------------------------------
MainStay VP Series Fund, Inc.    New York Life Investment            MainStay VP Bond; MainStay VP Capital Appreciation;
                                 Management LLC                      MainStay VP Cash Management; MainStay VP Common
                                                                     Stock; MainStay VP Convertible; MainStay VP
                                                                     Government; MainStay VP High Yield Corporate Bond;
                                                                     MainStay VP International Equity; MainStay VP Mid
                                                                     Cap Core; MainStay VP Mid Cap Growth; MainStay VP
                                                                     Mid Cap Value; MainStay VP S&P 500 Index; MainStay
                                                                     VP Small Cap Growth; MainStay VP Total Return;
                                                                     MainStay VP Value; MainStay VP American Century
                                                                     Income & Growth;
                                                                     MainStay VP Dreyfus Large Company Value; MainStay VP
                                                                     Eagle Asset Management Growth Equity; MainStay VP
                                                                     Lord Abbett Developing Growth
-------------------------------------------------------------------------------------------------------------------------
The Alger American Fund          Fred Alger Management, Inc.         Alger American Small Capitalization
-------------------------------------------------------------------------------------------------------------------------
Calvert Variable Series, Inc.    Calvert Asset Management Company,   Calvert Social Balanced
                                 Inc.
-------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios    The Dreyfus Corporation             Dreyfus IP Technology Growth
-------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance      Fidelity Management and Research    Fidelity(R) VIP Contrafund(R);
Products Fund                    Company                             Fidelity(R) VIP Equity-Income;
                                                                     Fidelity(R) VIP MidCap
-------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series               Janus Capital Management            Janus Aspen Series Balanced;
                                                                     Janus Aspen Series Worldwide Growth
-------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance        MFS(R) Investment Management        MFS(R) Investors Trust Series; MFS(R) Research
Trust(SM)                                                            Series; MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisors        Neuberger Berman Management Inc.    Neuberger Berman AMT MidCap Growth
Management Trust
-------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series,     T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income Portfolio
Inc.
-------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance      Van Eck Associates Corporation      Van Eck Worldwide Hard Assets
Trust
-------------------------------------------------------------------------------------------------------------------------
The Universal Institutional      Van Kampen                          Van Kampen UIF Emerging Markets Equity
Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------
Victory Variable Insurance       Victory Capital Management, Inc.    Victory VIF Diversified Stock
Funds
-------------------------------------------------------------------------------------------------------------------------

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                  THE POLICIES

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Accounts and the DCA Advantage Plan Accounts may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only) (c) receive Income Payments (d) name a payee to receive Income Payments; and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the LifeStages(R) Essentials Variable Annuity policy described in this prospectus, we offer other variable annuities, each having different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and policy feature preferences.

     The following chart outlines some of the different features for each LifeStages(R) variable annuity we offer. The availability of optional policy features, such as those mentioned in the chart, may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the policy date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

     Your registered representative can provide you with a prospectus for one or more of these annuities, which contains more complete information on these and other policy features.

------------------------------------------------------------------------------------------------------------------------

                       LIFESTAGES(R) ESSENTIALS  LIFESTAGES(R) ELITE      LIFESTAGES(R) PREMIUM     LIFESTAGES(R) SELECT
                           VARIABLE ANNUITY      VARIABLE ANNUITY(1)   PLUS II VARIABLE ANNUITY(1)  VARIABLE ANNUITY(1)
------------------------------------------------------------------------------------------------------------------------
Surrender Charge       7 Years (7%, 7%, 7%, 6%,  8 Years (8%, 8%, 8%,  8 Years (8%, 8%, 8%, 7%,       3 Years (8%, 8%,
Period                 6%, 5%, 4% -- based on      7%, 6%, 5%, 4%,     6%, 5%, 4%, 3% -- based on   7% -- based on each
                        each premium payment     3% -- based on each             each                 premium payment
                               date)               premium payment      premium payment date)*             date)
                                                        date)*
------------------------------------------------------------------------------------------------------------------------
DCA Advantage Plan      Yes (6, 12, 18 month         Yes (6 month       Yes (6 month account)       Yes (6 and 12 month
                             accounts)                 account)                                          accounts)
------------------------------------------------------------------------------------------------------------------------
Interest Sweep                  Yes                      Yes                     Yes                        Yes
------------------------------------------------------------------------------------------------------------------------
Premium Credit                   No                       No                     Yes                         No
------------------------------------------------------------------------------------------------------------------------
Fixed Account                   Yes                      Yes                     Yes                        Yes
                             - One-Year                One-Year                One-Year                   One-Year
                            - Three-Year
------------------------------------------------------------------------------------------------------------------------
Reset Death Benefit       Annual reset to              Optional            Annual reset to            Annual reset to
Guarantee                      age 80              Annual reset to              age 80                     age 80
                                                        age 80
------------------------------------------------------------------------------------------------------------------------
Annual Death Benefit            N/A              Ages 65 or                      N/A                        N/A
Reset Charge                                     younger:      0.30%
                                                 Ages 66 to 75: 0.35%
------------------------------------------------------------------------------------------------------------------------
Mortality and Expense  1.45%                     1.70%                 1.75%                        1.85%
Risk and               Based on assets of the    Based on Adjusted     Based on assets of the       Based on assets of
Administration Costs   Separate Account.         Premium Payments.     Separate Account.            the Separate
Charge                 Charge is reflected in    Charge is not         Charge is reflected in the   Account.
                       the Accumulation Unit     reflected in the      Accumulation Unit Value      Charge is reflected
                       Value                     Accumulation Unit                                  in the Accumulation
                                                 Value                                              Unit Value
------------------------------------------------------------------------------------------------------------------------
Annual Policy Service           $30                      $30                     $30                        $50
Charge
------------------------------------------------------------------------------------------------------------------------
Minimum Cash Value            $50,000                  $100,000                $100,000                   $100,000
Required to Waive
Annual Policy Service
Charge
------------------------------------------------------------------------------------------------------------------------

---------------------  ----------------------
                       LIFESTAGES(R) FLEXIBLE
                          PREMIUM VARIABLE
                              ANNUITY
---------------------  ----------------------
Surrender Charge       9 Years (7%, 7%, 7%,
Period                  6%, 5%, 4%, 3%, 2%,
                       1% -- based on policy
                               date)
-----------------------------------------------------------------------------------------------
DCA Advantage Plan              No
----------------------------------------------------------------------------------------------------------------------
Interest Sweep                  Yes
------------------------------------------------------------------------------------------------------------------------
Premium Credit                  No
------------------------------------------------------------------------------------------------------------------------
Fixed Account                   Yes
                             One-Year
------------------------------------------------------------------------------------------------------------------------
Reset Death Benefit       3 year reset to
Guarantee                     age 85
------------------------------------------------------------------------------------------------------------------------
Annual Death Benefit            N/A
Reset Charge
------------------------------------------------------------------------------------------------------------------------
Mortality and Expense  1.40%
Risk and               Based on assets of the
Administration Costs   Separate Account.
Charge                 Charge is reflected in
                       the Accumulation Unit
                       Value
------------------------------------------------------------------------------------------------------------------------
Annual Policy Service           $30
Charge
------------------------------------------------------------------------------------------------------------------------
Minimum Cash Value            $20,000
Required to Waive
Annual Policy Service
Charge
------------------------------------------------------------------------------------------------------------------------

(1) All policies and features may not be available in all jurisdictions.
 *  May be different in some jurisdictions.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions;

     (2) Section 408 or 408A Individual Retirement Annuities ("IRAs"), including Roth IRAs and Inherited IRAs and SEPs;

     Please see "Federal Tax Matters" for a detailed description of these plans.

     If you are considering a Qualified Policy, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features other than tax deferral that may not be available in other investments. They include:

     (1) two Fixed Account options, each of which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every year and is guaranteed to be at least the amount of your premium payments, less any outstanding loan balance, proportional withdrawals and applicable surrender charges;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive (without surrender charges) a guaranteed amount of monthly income for life after the first Policy Year;

     (5) two riders (an Unemployment Benefit Rider and a Living Needs Benefit Rider), which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

     (6) an Interest Sweep feature which provides the opportunity to allocate interest earned on monies in the Fixed Accounts to the other Investment Divisions under the policy;

     (7) the option for your spouse to continue the policy upon your death prior to the Annuity Commencement Date if your spouse is named the sole primary Beneficiary.

     These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application. The application is sent to NYLIAC's Cleveland or Dallas Service Center with your initial premium payment. If the application is complete and accurate and we have received all other information necessary to process the application, we will credit the initial premium payment within two Business Days after receipt at the Service Center. If we cannot credit the initial premium payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. Our rules generally require that only one policy owner be named. However, there are exceptions to these rules, such as when the application is related to certain exchanges of in-force annuities in accordance with Section 1035 of the Internal Revenue Code.

     We will allocate the initial premium payments to the Fixed Accounts or the DCA Advantage Plan Accounts and Investment Divisions you have chosen immediately. We credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You are encouraged to send subsequent premium payments directly as indicated in the response to Question
15. ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     You may allocate premium payments in the Investment Divisions (including the DCA Advantage Plan Accounts), plus the Fixed Accounts. Moreover, you may increase or decrease the percentages of premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made.

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $500 each or such lower amount as we may permit at any time or by any other method NYLIAC makes available. Additional premium payments can be made until you or the Annuitant reach(es) age 85 for Non-Qualified and Qualified Policies (age 80 in New York and Pennsylvania). The current available methods of payment are direct payments to NYLIAC and any other method agreed to by us. You may make premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. In the states of Alabama, Maryland, Massachusetts, New Jersey, Oregon and Washington, additional premium payments are allowed only during the first Policy Year. Additional premium payments must be at least $500 or such lower amount as we may permit. The maximum aggregate amount of premium payments we accept is $1,500,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Plan Account.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by providing written notification or by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. Except in states where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will return the Accumulation Value on the date we receive the policy. We will set forth the provision in your Policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 85 (age 80 in New York and Pennsylvania). We will accept additional premium payments until either you or the Annuitant reaches the age of 85 (age 80 in New York and Pennsylvania), unless we agree otherwise.

     For IRA, Roth IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 85 (0-85 for Inherited IRAs). We will accept additional premium payments until the Owner/Annuitant reaches the age of 85, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the 1-Year Fixed Account at least 30 days before the Annuity Commencement Date. You may not make transfers into the 3-Year Fixed Account. In addition, you can also transfer from the DCA Advantage Plan Accounts into the Investment Divisions and the 1-Year Fixed Account (see "The DCA Advantage Plan"). You may not make transfers into the DCA Advantage Plan Accounts. Except in connection with transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options, the minimum that you may transfer from one Investment Division to other Investment Divisions or to the 1-Year Fixed Account is $500. Except for the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, if the value of the remaining Accumulation Units in an Investment Division or the Fixed Accounts would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation Interest Sweep, and the DCA Advantage Plan options will not count as a transfer toward the twelve transfer limit. You can make transfers from the Fixed Accounts to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. Transfers into the 1-Year Fixed Account may be subject to restrictions. (See "THE FIXED ACCOUNTS.")

     You can request a transfer in four ways:

     - submit your request in writing on a form we approve to the Variable Products Service Center at the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

     - use the IVR at 1-800-598-2019;

     - speak to a Customer Service Representative at 1-800-598-2019 on Business Days between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time); or

     - make your request through the Virtual Service Center.

     For further information, see "Virtual Service Center and Interactive Voice Response System."

     NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. We must receive telephone transfer requests no later than 4:00 p.m. Eastern Time in order to assure same-day processing. We will process requests received after 4:00 p.m. on the next Business Day.

     (a) Limits on Transfers

     This policy is not designed as a vehicle for market timing. Accordingly, your right to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that right may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer right could be applied to transfers to or from some or all of the Investment Divisions. We may, for example:

     - reject a transfer request from you or from any person acting on your behalf

     - restrict the method of making a transfer

     - impose redemption fees on short-term trading

     - limit the dollar amount of each transfer.

     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Division on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will require that all subsequent transfer requests for your policy(ies) be made through the U.S. mail or an overnight courier, and not through the IVR, VSC or our Service Center representatives. We will provide you with written notice when we take this action.

     Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. We will provide you with written notice of any transfer request not accepted by the Fund.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful effects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:

     - increased administrative expenses,

     - portfolio management decisions driven by the need to maintain higher than normal liquidity or

     - dilution of the interests of long-term investors.

VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies.

     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (PIN). With your Social Security Number, the PIN will give you access to both the VSC on our Corporate website, www.newyorklife.com, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through IVR or VSC which we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if the policy is jointly owned. Financial requests received Saturday and Sunday and after 4:00 p.m. (Eastern
Time) or on non-Business Days Monday through Friday will be processed as of the next business day.

     Availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while service is unavailable.

     VSC

     The VSC is available Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern Time).

     The VSC enables you to:

        -- email your registered representative or the Variable Products Service
           Center;

        -- obtain current policy values;

        -- transfer assets between investment options;

        -- change the allocation of future premium payments;

        -- reset your PIN;

        -- change your address; and

        -- obtain service forms.

     IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

        -- obtain current Policy values;

        -- transfer assets between investment options;

        -- change the allocation of future premium payments;

        -- request a loan on your policy; and

        -- speak with one of our Customer Service Representatives Monday through Friday from 8:00 a.m. to 6:00 p.m. (Eastern Time).

     You can authorize a third party to have access in the IVR to your policy information and to make fund transfers, allocation changes and other permitted transactions by completing a Telephone Request Form. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See "The Policies -- Transfers" for information on how to transfer assets between Investment Divisions.

     Facsimile requests are not acceptable and will not be honored at any time.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC will also offer the DCA Advantage Plan under which you may utilize the 6-month, 12-month or 18-month DCA Accounts. (See "THE POLICIES--The DCA Advantage Plan.") We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year.

     We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to move $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Common Stock Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


 ------------------------------------------------------------------
             AMOUNT           ACCUMULATION       ACCUMULATION UNITS
MONTH       TRANSFERRED       UNIT VALUE           PURCHASED
 ------------------------------------------------------------------
 1             $100              $10.00                10.00
 ------------------------------------------------------------------
 2             $100              $ 8.00                12.50
 ------------------------------------------------------------------
 3             $100              $12.50                 8.00
 ------------------------------------------------------------------
 4             $100              $ 7.50                13.33
 ------------------------------------------------------------------
Total          $400              $38.00                43.83
 ------------------------------------------------------------------

                The average unit price is calculated as follows:

 Total share price         $38.00
--------------------   =   ------   =   $9.50
  Number of months           4

                The average unit cost is calculated as follows:

Total amount transferred       $400.00
------------------------   =   -------   =   $9.13
 Total units purchased          43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the 1-Year Fixed Account. You specify the Investment Divisions to transfer money from, the Investment Divisions and/or 1-Year Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make dollar cost averaging transfers from the Fixed Accounts, but you may make transfers into the 1-Year Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process a transfer under our traditional Dollar Cost Averaging option, NYLIAC must have received a request in writing no later than five Business Days prior to the date the transfers are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All written requests must be sent to the address listed in Question 15 of this Prospectus. Facsimile requests will not be accepted or processed.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     (b) The DCA Advantage Plan

     This feature permits you to set up automatic dollar cost averaging using the 6-month, 12-month and/or 18-month DCA Advantage Plan Accounts when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options.

     You can enroll in any one, two or all three DCA Advantage Plan Accounts. You must allocate a MINIMUM OF $5,000 in each DCA Advantage Plan Account that is selected. If you send less than the $5,000 minimum to be allocated to a DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions and/or 1-Year Fixed Account that you have specified to receive transfers from such DCA Advantage Plan Accounts. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Accounts are to be made. (You may not make transfers from the DCA Advantage Plan Account into the 3-Year Fixed Account.) You may not select a DCA Advantage Plan Account with a duration which would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Accounts will be transferred to the Investment Divisions in 6 monthly transfers if the 6-month DCA Advantage Plan Account is selected, in 12-monthly or 4-quarterly transfers if the 12-month DCA Advantage Plan Account is selected or in 18-monthly or 6-quarterly transfers if the 18-month DCA Advantage Plan Account is selected. For monthly transfers, dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Plan Account. For quarterly transfers, dollar cost averaging will begin three months from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) every subsequent three month period for the duration of the DCA Advantage Plan Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly or quarterly transfers and the remaining value in a DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of a 6-month DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

     You may have a 6-month, a 12-month and an 18-month DCA Advantage Plan Account open simultaneously in accordance with established procedures. However, you may not have more than one DCA Advantage Plan Account with the same duration open at the same time. Accordingly, any subsequent premium payment we receive for a duration that is already open will be allocated to that same DCA Advantage Plan Account already opened. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the 12-month DCA Advantage Plan Account under which the 12-month term will end on December 31, 2004 and you make a subsequent premium payment to the 12-month DCA Advantage Plan Account before December 31, 2004, we will allocate the subsequent premium payment to the same 12-month DCA Advantage Plan Account already opened and transfer the entire value of the 12-month DCA Advantage Plan Account to the Investment Divisions and/or 1-Year Fixed Account by December 31, 2004 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 12-month period. If an additional premium payment is allocated to the DCA Advantage Plan Account, after the duration has expired, the Plan will be reactivated and will earn the interest rate in effect on that day.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Accounts. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     YOU CANNOT MAKE TRANSFERS INTO THE DCA ADVANTAGE PLAN ACCOUNTS FROM ANY ALLOCATION ALTERNATIVE.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Divisions' investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur (with the exception of the 29th, 30th or 31st of a month). We will not process an Automatic Asset Reallocation transfer unless we receive a written request at the Variable Products Service Center at the addresses listed in Question 15 of this prospectus. We must receive this request at least five business days before the date the transfers are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. The minimum Variable Accumulation Value required to elect this option is $2,500. There is no minimum amount which you must allocate among the Investment Divisions under to this option.

     You can cancel the Automatic Asset Reallocation option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such a lower amount as we may determine. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that interest earned on monies allocated to the Fixed Accounts be transferred from the Fixed Accounts to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th or 31st of a month). We will not process an Interest Sweep transfer unless we receive a written request at the Variable Products Service Center at the addresses listed in Question 15 of this prospectus. We must receive this request at least five business days before the date the transfers are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. The minimum Fixed Accumulation Value required to elect this option is $2,500 per Fixed Account, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day that you specify or on the next Business Day (if the day you have specified is not a Business Day).

     You may request the Interest Sweep option in addition to either the traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     You can cancel the Interest Sweep option at any time in a written request. We may also cancel this option if the Fixed Accumulation Value is less than $2,500 per Fixed Account, or such a lower amount as we may determine.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions, DCA Advantage Plan Accounts, or the Fixed Accounts. The minimum amount that you may allocate to any one Investment Division or either Fixed Account is $25 (or such lower amount as we may permit). We will allocate the initial premium payment immediately to the Investment Divisions, Fixed Accounts and DCA Advantage Plan Accounts you have selected.

     We will credit that portion of each premium payment you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary with the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "THE FIXED ACCOUNTS" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     RIDERS

     We include two riders under the policy at no additional charge: an Unemployment Benefit rider, for Non-Qualified, IRA, SEP IRA, Roth IRA and Inherited IRA policies, and a Living Needs Benefit rider, for all types of policies. These two riders are described below and both provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also offer the Investment Protection Plan and Enhanced Beneficiary Benefit ("EBB") riders described below, each of which is available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is elected) and a Upromise Account Rider, each of which is available at no additional cost. Each rider is available only in those jurisdictions where it has been approved. Please consult with your registered representative regarding the availability of these riders in your state.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, you must be classified as disabled by the Social Security Administration. You are no longer eligible for the disability benefit once you begin collecting Social Security retirement benefits. There is no additional charge for this rider.

     (b) Unemployment Benefit Rider

     For all Non-Qualified, IRA, SEP IRA, Roth IRA and Inherited IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for and are receiving unemployment benefits. There is no additional charge for this rider.

     (c) Investment Protection Plan Rider (optional)

     THE INVESTMENT PROTECTION PLAN RIDER IS AVAILABLE ONLY IN JURISDICTIONS WHERE APPROVED. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. While this rider is in effect, we will deduct a charge from your

Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS--Other Charges--Investment Protection Plan Rider Charge.") When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

           (i) At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all proportional withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

           (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The rider will take effect on the next Policy Anniversary following the date we receive your application for the rider.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "CHARGES AND DEDUCTIONS--Other Charges--Investment Protection Plan Rider Charge" and "CHARGES AND DEDUCTIONS--Other Charges--Rider Risk Charge Adjustment.")

     In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after the delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. You must return the rider to us or to the registered representative through whom it was purchased, with a written request for cancellation. Upon receipt of this request, we will promptly cancel the rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted. (See "CHARGES AND DEDUCTIONS--Other Charges--Rider Risk Charge Adjustment.") The cancellation will be effective on the date we receive your request.

     This Rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA and SEP-IRA policies if the policy owner is age 65 and younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Account. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals will impact the guaranteed amount. In this example, we have assumed the following:

          (1) the rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) no additional premium payments are made;

          (4) a withdrawal of $20,000 is made in the eighth Policy Year;

          (5) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (6) the Accumulation Value on the tenth Policy Year has decreased to $50,000.

     The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

        Proportional withdrawal = ($20,000/$80,000)X $100,000 = $25,000

     To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount:
($100,000-$25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policy owner receives $75,000 even though the Accumulation Value has decreased to $50,000.

     (d) Enhanced Beneficiary Benefit Rider (optional)

     THE ENHANCED BENEFICIARY BENEFIT (EBB) RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. THE EBB RIDER IS NOT AVAILABLE IF THE OLDEST OWNER OR ANNUITANT IS OVER AGE 75 AT THE TIME OF APPLICATION. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS--Other Charges--Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

              AGE OF OLDEST OWNER                                   RANGE OF
                 OR ANNUITANT                                APPLICABLE PERCENTAGES
              -------------------                            ----------------------
70 OR YOUNGER                                    NOT LESS THAN 40% NOR GREATER THAN 60%
71 TO 75 INCLUSIVE                               NOT LESS THAN 20% NOR GREATER THAN 40%

     WHEN YOU SELECT THE EBB RIDER, THE APPLICABLE PERCENTAGE WILL APPEAR ON YOUR POLICY DATA PAGE. THE APPLICABLE PERCENTAGE FOR THE POLICY WILL NOT CHANGE ONCE THE POLICY IS ISSUED. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR FURTHER DETAILS.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less Proportional Withdrawals. Proportional Withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such

Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this Rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

     There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see "THE POLICIES--Riders--Enhanced Spousal Continuance Rider"), 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or 5) if you transfer ownership of the policy. As discussed below in "THE POLICIES--Riders--Enhanced Spousal Continuance Rider," if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. YOU CANNOT CANCEL THIS RIDER WITHOUT SURRENDERING YOUR POLICY.

     Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

     1. The Rider is selected at the time of application;

     2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

     3. A withdrawal of $20,000 is made in the fourth Policy Year;

     4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

     5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

     6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

     First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

          Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

     Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

        Third, the Gain is calculated (Accumulation Value - Adjusted Premium
                                   Payments):

                        Gain = $250,000 - $184,000 = $66,000

     Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

               Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

     In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (e) Enhanced Spousal Continuance Rider (optional)

     If you select the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance (ESC) Rider at no charge. The ESC Rider will not be included on policies sold in connection with Section 403(b) tax-sheltered annuities.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Plan Accounts).

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY. You will forfeit any benefits under the EBB Rider if you elect to receive income payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     (f) Upromise Account Rider (optional)

     THE UPROMISE ACCOUNT RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The Upromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, we require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once we confirm that you have met all requirements, we will deposit the amount of $40 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. The cost basis of your variable annuity for tax purposes will be lowered by the amount of our contribution to your Upromise Account. For additional information on the Upromise Program, you may visit the Upromise web site at www.upromise.com.

     The Upromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid Upromise Account, or you do not open one within 90 days of the policy delivery date. The Rider will also automatically terminate if you fail to register the policy with Upromise within 90 days of the policy delivery date, or if Upromise (or a successor organization) ceases operation before the one-time amount of $40 is deposited into your Upromise Account. There is no additional cost for this rider.

     POLICY OWNER INQUIRIES

     Your inquiries should be addressed to NYLIAC. (See "QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY--Question 15.") Facsimile requests for service will not be accepted or processed. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within 15 days of the date of the confirmation and/or quarterly statement with the transaction in question.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. IT IS IMPORTANT THAT YOUR CONFIRMATION AND QUARTERLY STATEMENTS BE REVIEWED IMMEDIATELY TO ENSURE THAT THERE ARE NOT ERRORS. IN ORDER TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Accounts is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Accounts.

     The maximum surrender charge will be 7% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first three Payment Years following the premium payment to which such withdrawal or surrender is attributable is 7% of the amount withdrawn or surrendered. This charge then declines to 6% in the fourth and fifth Payment Years, 5% in the sixth payment year, 4% in the seventh payment year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                        PAYMENT YEAR                          CHARGE
                        ------------                          ------
1...........................................................    7%
2...........................................................    7%
3...........................................................    7%
4...........................................................    6%
5...........................................................    6%
6...........................................................    5%
7...........................................................    4%
8+..........................................................    0%

     In no event will the aggregate surrender charge applied under the policy exceed 8.5% of the total premiums paid.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

     (a) on amounts you withdraw in any one Policy Year which are less than or equal to the greatest of (i) 10% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year, or (ii) the Accumulation Value less accumulated premium payments, or (iii) 10% of the Accumulation Value as of the prior Policy Anniversary, less any prior Surrender Charge free withdrawals during the Policy Year.

     (b) if NYLIAC cancels the policy;

     (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

     (d) on amounts placed under the Life Income Payment Option after the first Policy Year;

     (e) when a required minimum distribution calculated based on the value of this Policy is made under a Qualified Policy (this amount will, however, count against the first exception);

     (f) on withdrawals at age 59 1/2 or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy;

     (g) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider; and

     (h) on tax-qualified monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Internal Revenue Code.

     OTHER CHARGES

     (a) Separate Account Charge

     Prior to the Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks we assume under the policies and for providing policy administration services. The charge equals 1.45% (annualized) of the daily average Variable Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charge is more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

     (b) Policy Service Charge

     We deduct an annual policy service charge each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $50,000. This charge of $30 is imposed at the end of the Policy Year and on the date of surrender. We deduct the annual policy service charge from each Allocation Alternative and each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (c) Fund Charges

     The value of the assets in the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus and/or statement of additional information.

     (d) Investment Protection Plan Rider Charge (optional)

     If you select the Investment Protection Plan Rider (in states where available), we will deduct a charge on the first Business Day on each quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "THE POLICIES--Riders--Investment Protection Plan Rider.") We will deduct the charge from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion. As of the date of this prospectus, the charge for this Rider is 0.45% of the amount that is guaranteed, applied on a quarterly basis (0.1125% per quarter).

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (e) Rider Risk Charge Adjustment (optional)

     If you cancel the Investment Protection Plan Rider, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date we receive your request. (See "THE POLICIES--Riders--Investment Protection Plan Rider.") We will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the charge adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this rider.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued or reset.

     (f) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you select the EBB Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter.

     The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). This charge will not change once your policy is issued.

     (g) Transfer Fees

     There is no charge for the first 12 transfers in any one policy year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under dollar cost averaging and automatic asset realization do not count toward this transfer limit.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%.

Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "FEDERAL TAX MATTERS.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make a partial withdrawal, periodic partial withdrawal, hardship withdrawal or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request on a form acceptable to NYLIAC. Facsimile transmissions are not acceptable and will not be honored at any time. These forms must be mailed to us at the address given in Question 15. The amount available for withdrawal is the Accumulation Value on the Business Day during which we receive the request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER THE POLICY--Delay of Payments.")

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less any outstanding loan balance, and less the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.") Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Accounts in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Accounts, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Accounts, less any surrender charge that may apply, to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). We will not process a Periodic Partial Withdrawal unless we receive a written request at the Variable Products Service Center at the addresses listed in Question 15 of this prospectus. We must receive this request at least five Business Days before the date the distributions are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). You must specify the Investment Divisions and/or Fixed Accounts from which the periodic withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General.") If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Accounts. You may not elect to receive periodic partial withdrawals from the DCA Advantage Plan Accounts.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to the Fixed Accounts. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account selected at the time of each periodic partial withdrawal, unless we agree otherwise.

     Electing any periodic partial withdrawal will void the Fixed Account Initial Premium Guarantee. (See "THE FIXED ACCOUNTS--Fixed Account Initial Premium Guarantee.")

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION OPTION

     For IRAs and IRA SEPs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policy owner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence under the policy unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. If we agree, you may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greatest of:

     (a) the Accumulation Value, less any outstanding loan balance;

     (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those partial withdrawals less any rider charges; or

     (c) the "reset value" plus any additional premium payments made since the most recent "Reset Anniversary," less any outstanding loan balance, "proportional withdrawals" made since the most recent Reset Anniversary and any surrender charges applicable to such "proportional withdrawals," less any rider charges.

     We recalculate the reset value, with respect to any policy, every year from the Policy Date ("Reset Anniversary") until you or the Annuitant reaches age 80. On the First Policy Anniversary, we calculate the reset value by comparing (a) the Accumulation Value; and (b) the total of the premium payments made to the policy, less any proportional withdrawals, surrender charges on those withdrawals, less any rider charges. The reset value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value on the current Reset Anniversary; and (b) the reset value on the prior Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less any proportional withdrawals since the prior Reset Anniversary, surrender charges on those withdrawals, and less any rider charges since the last Reset Anniversary date. The greater of the compared values will be the new reset value.

     A proportional withdrawal is an amount equal to the amount withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by a) the total of the premium payments made to the policy prior to the withdrawal, less any proportional withdrawals previously processed and surrender charges on those withdrawals, during the first policy year, less any rider charges; or b) the reset value as of the last Policy Anniversary plus any additional premium payments made since the last Policy Anniversary, less any proportional withdrawals made since the last Policy Anniversary and surrender charges on those withdrawals, in the second and subsequent policy years, less any rider charges.

     We have set forth below an example of how the death benefit is calculated annually. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) the Accumulation Value immediately preceding the withdrawal is $250,000;

     (3) a $20,000 withdrawal is made after the second Policy Anniversary;

     (4) the Accumulation Value is $220,000 on the last Policy Anniversary (Reset Anniversary); and

     (5) you die in the third Policy Year and the Accumulation Value of the policy has decreased to $175,000.

The death benefit is the greatest of:

(a)  Accumulation Value: $175,000
(b)  Premium payments less any partial withdrawals: $180,000 ($200,000 - $20,000); or
(c)  Reset value--the greater of:    a)  Current Accumulation Value--$175,000; and
                                     b)  Last Reset Value, plus premiums, less withdrawals. That is:
                                         $220,000 + $0 - (($20,000/$250,000)($220,000))
                                         = $220,000 - (0.08)($220,000)
                                         = $220,000 - $17,600
                                         = $202,400

In this example, your Beneficiary(ies) would receive $202,400.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals and surrender charges on such partial withdrawals, less any rider charges), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative and any DCA Advantage Plan Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment Option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.")

     If your spouse is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner, and,
(b) if you were the Annuitant, as the Annuitant. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER THE POLICY--Delay of Payments.")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. A lump sum payment may only be made if the Accumulation Value is less than $2,000. You may not request a lump sum payment to be made prior to the maturity date listed on the policy data page of your policy. If the Life Income Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. However, once payments begin, you may not change the option. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival, from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

     Situations where payment may be delayed:

          1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

             (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"); or the SEC declares that an emergency exists;

             (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or

             (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

          2. We may delay payment of any amount due from the Fixed Account and/or the DCA Advantage Plan Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or DCA Advantage Plan Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

          3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)

     With respect to 403(b) Tax Sheltered Annuities distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum accumulation value of $5,000 in the contract at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000. We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% (110% in New York) of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or any DCA Advantage Plan Accounts on a pro rata basis so that the Fixed Accumulation Value equals 125% (110% in New York) of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

     For plans not subject to ERISA, the interest rate paid by the policy owner of the loan will equal 5%. We will credit the assets being held in the Fixed Accounts to secure the loan with the minimum guaranteed interest rate stated on the policy data page. For plans subject to ERISA, we will apply the interest charged on the loan at the then current prime rate at the beginning of the calendar year, plus 1%. We will credit the money being held in the Fixed Accounts to secure the loan with a rate of interest that is the prime rate less 1%, but it will always be at least equal to the minimum guaranteed interest rate stated on the data page of your policy. For all plans, we will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis not less frequently than quarterly and over a period not greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation value to the extent permitted by federal income tax rules. We will take the withdrawal on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Accounts.

     We permit loans to acquire a principal residence under the same terms described above, except that:

          (a) the minimum loan amount is $5,000; and

          (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. Upon the death of the policy owner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Internal Revenue Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans.

                               THE FIXED ACCOUNTS

     The Fixed Accounts are supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Accounts subject to applicable law. The Fixed Accounts are not registered under the federal securities laws and are not generally subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Accounts. These disclosures regarding the Fixed Accounts may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an effective rate of at least the minimum guaranteed interest rate stated on the data page of your policy to amounts allocated or transferred to the Fixed Accounts under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to the amounts allocated or transferred to the Fixed Accounts.

     For the 1-Year Fixed Account, interest rates will be set on the anniversary of each payment or transfer. All premium payments and additional amounts (including transfers from the Investment Divisions) allocated to the 1-Year Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made.

     For the 3-Year Fixed Account, all premium payments will receive their applicable interest rate for a three-year period from the date on which the payment was made. At the beginning of the fourth Payment Year, and every Payment Year thereafter, a new interest rate will apply to those premium payments and the prior interest on those payments.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Accounts to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. During the first 7 Policy Years, the maximum amount you are allowed to transfer from each Fixed Account is limited to 25% of the value you have accumulated in each Fixed Account as of the prior Policy Anniversary. Thereafter, the maximum amount you are allowed to transfer from each Fixed Account is limited to 50% of the value you have accumulated in each Fixed Account as of the prior Policy Anniversary.

          2. The minimum amount that you may transfer from either Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining values in either Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the particular Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion determines otherwise. We determine amounts transferred from the Fixed Accounts on a first-in, first-out ("FIFO") basis, for purposes of determining the rate at which we credit interest on monies remaining in either Fixed Account.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or any DCA Advantage Plan, you may not transfer money into the 1-Year Fixed Account if you made a transfer out of the 1-Year Fixed Account during the previous six-month period.

     You must make transfer requests in accordance with established procedures. See "Virtual Service Center and Interactive Voice Response System."

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Accounts on a FIFO basis (i.e., from any value in the Fixed Accounts attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the 1-Year Fixed Account during the life of the policy). NYLIAC will also determine such partial withdrawals on a FIFO basis, for purposes of determining the rate at which interest will be credited on any monies remaining in the Fixed Accounts.

     (c) Fixed Account Initial Premium Guarantee

     NYLIAC guarantees that upon any surrender of a policy which occurs within the lifetime you will receive an amount equal to at least that portion of the initial premium payment which was initially allocated to the Fixed Accounts. However, this guarantee will not apply if you transfer any amount out of the Fixed Accounts (except transfers made under the Interest Sweep option) or make any partial withdrawals from the Fixed Accounts or a DCA Account.

     See the policy itself for details and a description of the Fixed Account.

                        THE DCA ADVANTAGE PLAN ACCOUNTS

     Like the Fixed Accounts, the DCA Advantage Plan Accounts are also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Accounts are not registered under the federal securities laws. The information contained in the first paragraph under "The Fixed Accounts" equally applies to the DCA Advantage Plan Accounts.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to a DCA Advantage Plan Account. We will never declare less than the minimum guaranteed interest rate stated on the data page of your policy. Premium payments into a DCA Advantage Plan Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the same DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account.

     The annual effective rate that we declare is credited only to amounts remaining in a DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from Tax Sheltered Annuities under
Section 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, (3) received in substantially equal installments paid at least annually as a life annuity, or (4) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408 and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (d) Inherited IRAs. This policy may also be issued as an Inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

     Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an Inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors LLC ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.25%. A portion of this amount will be paid as commissions to registered representatives.

     Representatives of NYLIFE Securities, Inc. who solicit sales of LifeStages(R) Essentials may receive sales support from consultants employed by NYLIAC, who are also Registered Representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation based on the proportion of initial premiums paid for the policy that are allocated to portfolios of the MainStay VP Series Fund.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special stockholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Divisions. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

                                                              PAGE
                                                              ----
THE POLICIES (19)...........................................    2
     Valuation of Accumulation Units........................    2
ANNUITY PAYMENTS............................................    2
GENERAL MATTERS.............................................    2
FEDERAL TAX MATTERS.........................................    3
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................    3
     Tax Status of the Policies.............................    3
DISTRIBUTOR OF THE POLICIES.................................    4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    4
STATE REGULATION............................................    4
RECORDS AND REPORTS.........................................    4
LEGAL PROCEEDINGS...........................................    4
FINANCIAL STATEMENTS........................................    5
OTHER INFORMATION...........................................    5
FINANCIAL STATEMENTS........................................  F-1

     How to obtain a LifeStages(R) Essentials Variable Annuity Statement of
                            Additional Information.

               Call (800) 598-2019 or send this request form to:

                          NYLIAC Variable Products Service Center
                          Madison Square Station
                          P.O. Box 922
                          New York, NY 10159

--------------------------------------------------------------------------------

      Please send me a LifeStages(R) Essentials Variable Annuity Statement
                  of Additional Information dated May 1, 2004:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                            State                            Zip

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2004
                                      FOR

                   LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current LifeStages(R) Essentials Variable Annuity Prospectus. You should read the SAI in conjunction with the current LifeStages(R) Essentials Variable Annuity Prospectus dated May 1, 2004. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current LifeStages(R) Essentials Variable Annuity Prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE POLICIES (19)...........................................     2
     Valuation of Accumulation Units........................     2
ANNUITY PAYMENTS............................................     2
GENERAL MATTERS.............................................     2
FEDERAL TAX MATTERS.........................................     3
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................     3
     Tax Status of the Policies.............................     3
DISTRIBUTOR OF THE POLICIES.................................     4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................     4
STATE REGULATION............................................     4
RECORDS AND REPORTS.........................................     4
LEGAL PROCEEDINGS...........................................     4
FINANCIAL STATEMENTS........................................     5
OTHER INFORMATION...........................................     5
FINANCIAL STATEMENTS........................................   F-1

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") is determined by the following formula:

                                    (a/b)-c
Where: a= the result of:

             (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

             (2) the per share amount of any dividend or capital gain
                 distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

          b= is the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

          c= is a factor representing the charges deducted from the applicable Investment Division on a daily basis. Such factor is equal, on an annual basis, to 1.45% of the daily average Variable Accumulation Value. (See "Charges and Deductions -- Other Charges.")

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" at page 35 of the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 38 of the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the Policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the

Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors LLC ("NYLIFE Distributors") is the principal underwriter and distributor of the policies. It is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.25%. A portion of this amount will be paid as commissions to registered representatives.

     Representatives of NYLIFE Securities who solicit sales of LifeStages Essentials may receive sales support from consultants employed by NYLIAC, who are also Registered Representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation based on the proportion of initial premiums paid for the policy that are allocated to portfolios of the MainStay VP Series Fund.

     For the years ended December 31, 2002 and 2003 NYLIAC paid commissions of $6,696,957 and $14,058,511 respectively, none of which was retained by NYLIFE Distributors.

     The policies are sold and premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. IT IS IMPORTANT THAT YOUR CONFIRMATION AND QUARTERLY STATEMENT BE REVIEWED

IMMEDIATELY TO ENSURE THAT THERE ARE NO ERRORS. IN ORDER TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                          Supplement dated May 1, 2004

                   to the Prospectuses dated May 1, 2004 for
                   LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY
                LIFESTAGES(R) FLEXIBLE PREMIUM VARIABLE ANNUITY
                     LIFESTAGES(R) SELECT VARIABLE ANNUITY
                         LIFESTAGES(R) VARIABLE ANNUITY
                LIFESTAGES(R) PREMIUM PLUS VARIABLE ANNUITY AND
                 LIFESTAGES(R) PREMIUM PLUS II VARIABLE ANNUITY
                      LIFESTAGES(R) ELITE VARIABLE ANNUITY

                                  INVESTING IN
               NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III; AND
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

This supplement amends the Prospectus for the LifeStages(R) Essentials Variable Annuity, the LifeStages(R) Flexible Premium Variable Annuity, the LifeStages(R) Select Variable Annuity, the LifeStages(R) Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Premium Plus II Variable Annuity and the LifeStages(R) Elite Variable Annuity policies ("policies"). You should read this information carefully and retain this supplement for future reference together with the prospectus(es). All capitalized terms have the same meaning as those included in the prospectuses.

This supplement only applies to policies issued to fund a Pension Plan. The purpose of this supplement is to modify the prospectuses to disclose the terms under which the policies will be issued to fund a Pension Plan qualified under
Section 401(a) of the Internal Revenue Code of 1986 as amended (Code). The main differences between the policies described in the May 1, 2004 prospectuses and policies issued to fund a Pension Plan, are that policies issued to fund a Pension Plan: (1) will have higher minimum initial and additional premium payments, (2) will not include the Unemployment Benefit Rider, and (3) cannot add the Enhanced Spousal Continuance Rider. Keeping this in mind, please note that the prospectuses for policies issued to fund a Pension Plan are modified as follows:

A. DEFINITIONS

1. Replace the definition of "Non-Qualified Policies" with the following:

        Non-Qualified Policies: Policies that are not available for use by individuals in connection with employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(a), 403(b), 408, 408A and 457 of the Code. Non-Qualified Policies include policies issued to other retirement plans or arrangements, including Pension Plans qualifying under Section 401(a) of the Code.

2. Replace the definition of "Qualified Policies" with the following:

        Qualified Policies: Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(a), 403(b), 408, 408A and 457 of the Code. Qualified Policies do not include policies issued to any other retirement plan or arrangement, including Pension Plans qualifying under
        Section 401(a) of the Code.

3. Add the following definition of "Pension Plan":

        Pension Plan: A retirement plan that is qualified under Section 401(a) of the Code.

B. QUESTIONS AND ANSWERS

1. For LifeStages(R) Variable Annuity, LifeStages(R) Premium Plus, LifeStages(R) Premium Plus II, LifeStages(R) Essentials, LifeStages(R) Select and LifeStages(R) Elite policies, delete the first two sentences to "What are the minimum initial and maximum additional premium payments?" and replace them with the following:

          (a) for LifeStages(R) Variable Annuity policies:
              Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

          (b) for LifeStages(R) Premium Plus and LifeStages(R) Premium Plus II policies:
              Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

          (c) for LifeStages(R) Essentials policies:

              Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

          (d) for LifeStages(R) Select policies:
              Unless we permit otherwise, the minimum initial premium payment is $25,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

          (e) for LifeStages(R) Elite policies:
              Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

2. For LifeStages(R) Flexible Premium policies, delete the first two sentences of the third full paragraph to the answer to "What are the minimum initial and maximum additional premium payments?" and replace them with the following:

        Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional payment is $50 or such lower amount as we may permit at any time.

C. THE POLICIES -- Qualified and Non-Qualified Policies

1. Under the first paragraph of this section, delete the fourth sentence and replace the fifth sentence with the following:

        You may purchase a Qualified Policy for use with any one of the retirement plans listed below.

2. Under the next full paragraph that begins "If you are considering a Qualified Policy. . .," revise the first sentence to read:

        If you are considering a Qualified Policy or a Non-Qualified Policy issued to fund a Pension Plan, you should be aware that this annuity will fund a retirement plan that already provides for tax deferral under the Internal Revenue Code.

3. In the same paragraph, delete the disclosure immediately following clause (4) (for the LifeStages(R) Flexible Premium Variable Annuity) and immediately following clause (5) (for the LifeStages(R) Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Premium Plus II Variable Annuity, the LifeStages(R) Essentials Variable Annuity, the LifeStages(R) Elite Variable Annuity and the LifeStages(R) Select Variable Annuity policies) and replace it with the following:

        An Unemployment Benefit Rider (not available for policies issued to fund a Pension Plan) and Living Needs Benefit Rider, which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

D. THE POLICIES -- Policy Application and Premium Payments

1. For LifeStages(R) Variable Annuity, LifeStages(R) Premium Plus, LifeStages(R) Premium Plus II, LifeStages(R) Essentials, LifeStages(R) Elite Variable Annuity and LifeStages(R) Select policies, under the section entitled Policy Application and Premium Payments, delete the first two sentences of the fourth paragraph and replace them with the following:

        (a) for LifeStages(R) Variable Annuity policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

        (b) for LifeStages(R) Premium Plus and LifeStages(R) Premium Plus II policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

        (c) for LifeStages(R) Essentials policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

        (d) for LifeStages(R) Select policies: Unless we permit otherwise, the minimum initial premium payment is $25,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

        (e) for LifeStages(R) Elite policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

2. For LifeStages(R) Flexible Premium policies, under the section entitled Policy Application and Premium Payments, delete the first two sentences of the fifth paragraph and replace them with the following:

        Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional payment is $50 or such lower amount as we may permit at any time.

E. THE POLICIES -- Riders

1. For the LifeStages(R) Flexible Premium Variable Annuity, the LifeStages(R) Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Premium Plus II Variable Annuity, the LifeStages(R) Essentials Variable Annuity, the LifeStages(R) Select Variable Annuity and the LifeStages(R) Elite Variable Annuity policies, under the heading "Riders," delete the first sentence and replace it with the following:

        At no additional charge, we include two riders under the policy: an Unemployment Benefit Rider (for IRAs, Roth IRAs and all Non-Qualified Policies except policies issued to fund a Pension Plan) and a Living Needs Benefit Rider (for all types of policies).

2. For the LifeStages(R) Flexible Premium Variable Annuity, the LifeStages(R) Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Premium Plus II Variable Annuity, the LifeStages(R) Essentials Variable Annuity, the LifeStages(R) Elite Variable Annuity and the LifeStages(R) Select Variable Annuity policies, under the heading
   "Riders -- Unemployment Benefit Rider," delete the first sentence and replace it with the following:

        For all IRAs, Roth IRAs and all Non-Qualified Policies (except policies issued to fund a Pension Plan), if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges.

3. Under the heading "Riders -- Enhanced Beneficiary Benefit Rider (optional)," delete the eighth full paragraph and replace it with the following:

        There will be no payment under the EBB Rider if, on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy or 3) if you transfer ownership of the policy. You cannot cancel this Rider without surrendering your policy.

4. Under the section "Riders," delete the heading "Enhanced Spousal Continuance Rider (optional)" and the four paragraphs of disclosure under that heading.

F. FEDERAL TAX MATTERS

1. Under the section "Federal Tax Matters - Qualified Plans," delete the heading "Qualified Plans" and the first paragraph under that heading and replace it with the following:

QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(a), 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.
--------------------------------------------------------------------------------

                New York Life Insurance and Annuity Corporation
                               51 Madison Avenue
                            New York, New York 10010

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

            SERIES I POLICIES:               LifeStages(R) Variable Annuity
                                             LifeStages(R) Flexible Premium Variable
                                             Annuity
                                             MainStay Plus Variable Annuity

            SERIES II POLICIES:              LifeStages(R) Access Variable Annuity
                                             MainStay Access Variable Annuity

            SERIES III POLICIES:             LifeStages(R) Premium Plus Variable
                                             Annuity
                                             MainStay Premium Plus Variable Annuity
                                             AmSouth Premium Plus Variable Annuity

            SERIES IV POLICIES:              LifeStages(R) Essentials Variable Annuity
                                             MainStay Plus II Variable Annuity

            SERIES V POLICIES:               LifeStages(R) Select Variable Annuity
                                             MainStay Select Variable Annuity

            SERIES VI POLICIES:              LifeStages(R) Premium Plus II Variable
                                             Annuity
                                             MainStay Premium Plus II Variable Annuity
                                             AmSouth Premium Plus II Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003


                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                                  BOND--       APPRECIATION--        CASH
                                                              INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $281,491,655     $415,078,798     $240,252,733

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        975,985        1,377,139          850,799
    Administrative charges..................................         86,074          156,122           75,148
                                                               ------------     ------------     ------------
      Total net assets......................................   $280,429,596     $413,545,537     $239,326,786
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $196,826,934     $377,778,664     $163,924,962
    Series II Policies......................................      1,536,010          976,001        3,795,633
    Series III Policies.....................................     64,492,060       25,919,084       50,235,964
    Series IV Policies......................................     17,219,042        8,811,868       16,441,223
    Series V Policies.......................................        355,550           59,920        2,061,058
    Series VI Policies......................................             --               --        2,867,946
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $280,429,596     $413,545,537     $239,326,786
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      15.60     $      16.26     $       1.26
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      12.68     $       6.11     $       1.04
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      12.43     $       5.57     $       1.03
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      11.10     $       9.34     $       0.99
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      10.80     $      11.47     $       0.99
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $       0.99
                                                               ============     ============     ============
Identified Cost of Investment...............................   $284,161,133     $609,781,783     $240,260,046
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
     $225,571,667      $108,998,352      $250,740,814      $321,145,238       $781,539,107      $629,673,231      $ 49,420,626

          744,765           367,536           904,960         1,084,918          2,571,527         2,106,182           163,694
           70,535            29,738            78,826           116,546            252,333           221,589            14,731
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $224,756,367      $108,601,078      $249,757,028      $319,943,774       $778,715,247      $627,345,460      $ 49,242,201
     ============      ============      ============      ============       ============      ============      ============
     $169,401,723      $ 60,032,730      $169,700,725      $278,264,551       $617,550,735      $535,415,018      $ 34,845,056
        1,598,769           678,336         1,957,393         1,076,570          4,850,580         1,788,250           424,752
       41,468,924        30,860,627        59,898,565        31,600,772        118,929,937        70,811,691        10,624,757
       12,094,335        11,462,658        17,692,012         8,754,461         35,842,156        19,066,553         3,285,353
          192,616           301,990           508,333           247,420          1,541,839           263,948            62,283
               --                --                --                --                 --                --                --
               --         5,264,737                --                --                 --                --                --
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $224,756,367      $108,601,078      $249,757,028      $319,943,774       $778,715,247      $627,345,460      $ 49,242,201
     ============      ============      ============      ============       ============      ============      ============
     $      16.81      $      10.53      $      15.17      $      20.33       $      20.42      $      20.74      $      15.63
     ============      ============      ============      ============       ============      ============      ============
     $       9.50      $      10.45      $      12.07      $       7.10       $      12.95      $       7.87      $       9.54
     ============      ============      ============      ============       ============      ============      ============
     $       9.10      $      10.63      $      11.94      $       7.14       $      12.73      $       7.65      $       9.57
     ============      ============      ============      ============       ============      ============      ============
     $      11.17      $      10.29      $      10.78      $      10.07       $      12.99      $      10.37      $      11.30
     ============      ============      ============      ============       ============      ============      ============
     $      12.44      $      10.37      $      10.52      $      11.37       $      13.75      $      12.39      $      12.49
     ============      ============      ============      ============       ============      ============      ============
     $         --      $         --      $         --      $         --       $         --      $         --      $         --
     ============      ============      ============      ============       ============      ============      ============
     $228,463,133      $ 95,120,552      $257,542,935      $405,439,495       $754,934,893      $717,959,063      $ 41,642,306
     ============      ============      ============      ============       ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                  CORE--          GROWTH--         GROWTH--
                                                              INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                              -----------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 40,295,500     $ 60,695,252     $ 66,428,112

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        139,474          197,908          219,594
    Administrative charges..................................         11,431           15,767           18,035
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 40,144,595     $ 60,481,577     $ 66,190,483
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $ 20,056,137     $ 31,975,772     $ 35,348,343
    Series II Policies......................................        169,895          198,156          426,344
    Series III Policies.....................................     11,573,045       17,706,361       17,969,552
    Series IV Policies......................................      4,278,444        5,924,322        7,513,804
    Series V Policies.......................................         45,152          106,641          125,736
    Series VI Policies......................................             --               --               --
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........      4,021,922        4,570,325        4,806,704
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 40,144,595     $ 60,481,577     $ 66,190,483
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      10.73     $       9.14     $       9.61
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      11.57     $      11.68     $       9.86
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      11.13     $       9.32     $       9.56
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      10.88     $      10.01     $      10.35
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      12.90     $      14.50     $      11.55
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $ 33,451,207     $ 52,231,692     $ 54,980,971
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP        INCOME &           COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--          GROWTH--           VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
     $265,255,934      $252,411,214      $ 54,148,915      $ 49,770,097      $118,372,306      $ 33,087,455       $ 73,565,190

          871,156           848,719           182,966           168,488           393,173           112,893            255,876
           94,855            85,030            18,415            14,771            40,425            11,000             25,846
     ------------      ------------      ------------      ------------      ------------      ------------       ------------
     $264,289,923      $251,477,465      $ 53,947,534      $ 49,586,838      $117,938,708      $ 32,963,562       $ 73,283,468
     ============      ============      ============      ============      ============      ============       ============
     $233,916,898      $202,324,162      $ 44,045,243      $ 34,700,757      $ 97,271,033      $ 19,240,137       $60,347,28 1
        1,895,161         1,071,648           309,133           374,346           633,190           225,438            417,902
       21,510,490        36,810,977         7,574,438        11,629,940        16,376,702         5,666,582         10,454,791
        6,661,945        11,040,621         2,017,889         2,835,354         3,610,169         1,394,271          2,009,805
          305,429           230,057               831            46,441            47,614             8,299             53,689
               --                --                --                --                --                --                 --
               --                --                --                --                --         6,428,835                 --
     ------------      ------------      ------------      ------------      ------------      ------------       ------------
     $264,289,923      $251,477,465      $ 53,947,534      $ 49,586,838      $117,938,708      $ 32,963,562       $ 73,283,468
     ============      ============      ============      ============      ============      ============       ============
     $      17.01      $      18.22      $      10.07      $      10.18      $      12.44      $       8.30       $       8.63
     ============      ============      ============      ============      ============      ============       ============
     $       7.83      $      10.64      $       8.33      $       9.43      $       6.96      $       7.95       $       6.05
     ============      ============      ============      ============      ============      ============       ============
     $       7.50      $      10.17      $       8.17      $       9.31      $       5.95      $       7.99       $       5.61
     ============      ============      ============      ============      ============      ============       ============
     $      10.29      $       9.63      $      10.34      $      10.07      $       9.97      $      10.54       $      11.49
     ============      ============      ============      ============      ============      ============       ============
     $      11.67      $      10.43      $      11.44      $      13.28      $      12.08      $      13.13       $      13.52
     ============      ============      ============      ============      ============      ============       ============
     $         --      $         --      $         --      $         --      $         --      $         --       $         --
     ============      ============      ============      ============      ============      ============       ============
     $312,941,517      $256,545,046      $ 56,310,038      $ 48,379,852      $161,542,876      $ 34,556,127       $ 65,284,259
     ============      ============      ============      ============      ============      ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                 AMSOUTH          AMSOUTH          AMSOUTH
                                                                 ENHANCED      INTERNATIONAL      LARGE CAP
                                                               MARKET FUND      EQUITY FUND          FUND
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $  2,557,892     $    394,811     $  4,039,805

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................         10,142            1,502           16,183
    Administrative charges..................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  2,547,750     $    393,309     $  4,023,622
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $         --     $         --     $         --
    Series II Policies......................................             --               --               --
    Series III Policies.....................................      2,414,573          361,331        3,889,221
    Series IV Policies......................................             --               --               --
    Series V Policies.......................................             --               --               --
    Series VI Policies......................................        133,177           31,978          134,401
                                                               ------------     ------------     ------------
      Total net assets......................................   $  2,547,750     $    393,309     $  4,023,622
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       8.24     $      10.16     $       8.13
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $      11.29     $      12.59     $      10.99
                                                               ============     ============     ============
Identified Cost of Investment...............................   $  2,390,927     $    317,294     $  3,777,272
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                JANUS ASPEN
                                          DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES
        AMSOUTH           CALVERT         TECHNOLOGY            VIP               VIP           BALANCED--
        MID CAP           SOCIAL           GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL
         FUND            BALANCED       INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES
    ---------------------------------------------------------------------------------------------------------
     $  1,503,759      $ 39,185,735      $ 30,948,307      $348,451,969      $226,324,755      $647,368,020

            6,001           129,021           104,816         1,172,793           759,108         2,189,150
               --            11,704             7,345           122,395            74,264           228,565
     ------------      ------------      ------------      ------------      ------------      ------------
     $  1,497,758      $ 39,045,010      $ 30,836,146      $347,156,781      $225,491,383      $644,950,305
     ============      ============      ============      ============      ============      ============
     $         --      $ 27,683,129      $ 17,740,484      $291,995,341      $179,593,774      $541,658,519
               --           125,261           182,486         1,321,231           876,892         2,620,416
        1,411,906         8,418,633        10,675,905        41,756,895        36,551,550        79,153,982
               --         2,279,058         2,205,573        11,684,897         8,098,792        21,003,960
               --            69,851            31,698           398,417           370,375           513,428
           85,852           469,078                --                --                --                --
     ------------      ------------      ------------      ------------      ------------      ------------
     $  1,497,758      $ 39,045,010      $ 30,836,146      $347,156,781      $225,491,383      $644,950,305
     ============      ============      ============      ============      ============      ============
     $         --      $      16.73      $       8.75      $      18.44      $      16.07      $      19.17
     ============      ============      ============      ============      ============      ============
     $         --      $       8.71      $      10.67      $       9.69      $      10.46      $       9.94
     ============      ============      ============      ============      ============      ============
     $       7.48      $       8.46      $       8.89      $       9.31      $      10.30      $       9.36
     ============      ============      ============      ============      ============      ============
     $         --      $      10.85      $      10.65      $      10.93      $      10.47      $      10.33
     ============      ============      ============      ============      ============      ============
     $         --      $      11.81      $      14.17      $      12.99      $      10.54      $      10.72
     ============      ============      ============      ============      ============      ============
     $      11.78      $      10.80      $         --      $         --      $         --      $         --
     ============      ============      ============      ============      ============      ============
     $  1,325,792      $ 42,134,866      $ 27,033,952      $351,283,357      $220,147,608      $696,376,267
     ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                                               JANUS ASPEN
                                                                  SERIES           MFS(R)
                                                                WORLDWIDE        INVESTORS          MFS(R)
                                                                 GROWTH--          TRUST           RESEARCH
                                                              INSTITUTIONAL       SERIES--         SERIES--
                                                                  SHARES       INITIAL CLASS    INITIAL CLASS
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $294,660,871     $ 32,136,685     $ 41,069,235

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................      1,002,517          109,775          138,838
    Administrative charges..................................        112,938           10,376           13,805
                                                               ------------     ------------     ------------
      Total net assets......................................   $293,545,416     $ 32,016,534     $ 40,916,592
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $266,038,707     $ 24,571,808     $ 33,394,846
    Series II Policies......................................      1,136,224          340,194          306,806
    Series III Policies.....................................     20,011,225        5,794,625        6,172,368
    Series IV Policies......................................      6,274,886        1,236,039        1,035,007
    Series V Policies.......................................         84,374           73,868            7,565
    Series VI Policies......................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $293,545,416     $ 32,016,534     $ 40,916,592
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      14.70     $       8.52     $       8.84
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       6.27     $       7.55     $       6.27
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       5.75     $       7.43     $       6.00
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       9.52     $       9.80     $       9.69
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      12.13     $      12.46     $      11.82
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $462,648,906     $ 35,506,755     $ 54,420,307
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                            NEUBERGER                                            VAN KAMPEN
                             BERMAN                                                  UIF
                               AMT          T. ROWE PRICE        VAN ECK          EMERGING
          MFS(R)             MID-CAP           EQUITY           WORLDWIDE          MARKETS
    UTILITIES SERIES--      GROWTH--           INCOME             HARD            EQUITY--
      INITIAL CLASS          CLASS I          PORTFOLIO          ASSETS            CLASS I
    ------------------------------------------------------------------------------------------
        $  2,151,853      $  8,339,716      $173,151,584      $ 18,110,097      $ 40,606,593

               8,105            27,263           586,919            57,916           133,174
                 395             1,778            50,663             4,282            13,559
        ------------      ------------      ------------      ------------      ------------
        $  2,143,353      $  8,310,675      $172,514,002      $ 18,047,899      $ 40,459,860
        ============      ============      ============      ============      ============
        $    869,987      $  4,336,129      $117,893,849      $ 10,239,249      $ 33,055,195
              15,925            69,468         1,524,115           190,123           697,420
           1,138,057         3,203,607        41,614,651         5,745,470         5,409,110
             104,184           619,296        11,020,235         1,461,248         1,279,211
              15,200            82,175           461,152            63,455            18,924
                  --                --                --           348,354                --
        ------------      ------------      ------------      ------------      ------------
        $  2,143,353      $  8,310,675      $172,514,002      $ 18,047,899      $ 40,459,860
        ============      ============      ============      ============      ============
        $       9.01      $       8.49      $      12.25      $      12.72      $      10.46
        ============      ============      ============      ============      ============
        $      10.62      $       8.75      $      11.70      $      12.62      $       7.55
        ============      ============      ============      ============      ============
        $       8.49      $       8.81      $      11.45      $      12.79      $       8.77
        ============      ============      ============      ============      ============
        $      13.64      $      12.22      $      10.17      $      12.04      $      11.62
        ============      ============      ============      ============      ============
        $      12.22      $      11.85      $      10.36      $      15.24      $      14.95
        ============      ============      ============      ============      ============
        $         --      $         --      $         --      $      13.42      $         --
        ============      ============      ============      ============      ============
        $  1,760,232      $  7,498,859      $157,810,480      $ 14,076,561      $ 40,088,707
        ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                                   MAINSTAY VP
                                                                MAINSTAY VP          CAPITAL          MAINSTAY VP
                                                                   BOND--         APPRECIATION--     CONVERTIBLE--
                                                               SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $ 18,941,930       $ 14,929,391       $ 22,679,603

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          50,616             39,486             57,364
    Administrative charges..................................           2,741              2,228              3,362
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 18,888,573       $ 14,887,677       $ 22,618,877
                                                                ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................    $  2,928,687       $  2,759,547       $  3,817,332
    Series II Policies......................................              --                 --                 --
    Series III Policies.....................................       6,344,021          5,334,317          7,798,273
    Series IV Policies......................................       5,866,660          4,522,004          7,040,181
    Series V Policies.......................................         406,643             85,801            533,306
    Series VI Policies......................................       3,342,562          2,186,008          3,429,785
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 18,888,573       $ 14,887,677       $ 22,618,877
                                                                ============       ============       ============
    Series I variable accumulation unit value...............    $       9.91       $      11.15       $      10.99
                                                                ============       ============       ============
    Series II variable accumulation unit value..............    $         --       $         --       $         --
                                                                ============       ============       ============
    Series III variable accumulation unit value.............    $       9.91       $      11.26       $      11.03
                                                                ============       ============       ============
    Series IV variable accumulation unit value..............    $       9.92       $      11.14       $      10.94
                                                                ============       ============       ============
    Series V variable accumulation unit value...............    $       9.83       $      10.98       $      10.91
                                                                ============       ============       ============
    Series VI variable accumulation unit value..............    $       9.89       $      11.12       $      10.85
                                                                ============       ============       ============
Identified Cost of Investment...............................    $ 19,909,146       $ 14,022,189       $ 21,741,928
                                                                ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                               MAINSTAY VP
      MAINSTAY VP                           MAINSTAY VP         HIGH YIELD        MAINSTAY VP        MAINSTAY VP
         EQUITY          MAINSTAY VP           GROWTH           CORPORATE           INDEXED         INTERNATIONAL
        INCOME--         GOVERNMENT--         EQUITY--            BOND--            EQUITY--           EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------
      $ 16,652,432       $ 13,142,328       $  9,825,268       $ 76,633,149       $ 38,215,590       $  8,603,386

            42,658             35,676             26,102            194,565             97,127             21,502
             2,224              2,356              1,599             11,970              6,160              1,225
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 16,607,550       $ 13,104,296       $  9,797,567       $ 76,426,614       $ 38,112,303       $  8,580,659
      ============       ============       ============       ============       ============       ============
      $  2,399,475       $  2,650,681       $  1,841,526       $ 10,501,050       $  6,828,019       $  1,339,837
                --                 --                 --                 --                 --                 --
         6,442,796          4,086,876          3,093,844         28,302,309         13,604,362          2,932,528
         5,125,156          4,146,705          3,340,320         25,511,548         11,687,631          2,848,538
           121,519            420,525             37,730          2,900,866          1,343,565             78,476
         2,518,604          1,799,509          1,484,147          9,210,841          4,648,726          1,381,280
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 16,607,550       $ 13,104,296       $  9,797,567       $ 76,426,614       $ 38,112,303       $  8,580,659
      ============       ============       ============       ============       ============       ============
      $      11.60       $       9.75       $      11.40       $      11.41       $      11.26       $      11.74
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $         --       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $      11.72       $       9.69       $      11.34       $      11.35       $      11.20       $      11.55
      ============       ============       ============       ============       ============       ============
      $      11.59       $       9.76       $      11.40       $      11.47       $      11.26       $      11.60
      ============       ============       ============       ============       ============       ============
      $      11.51       $       9.74       $      11.32       $      11.36       $      11.24       $      11.28
      ============       ============       ============       ============       ============       ============
      $      11.57       $       9.73       $      11.38       $      11.39       $      11.24       $      11.37
      ============       ============       ============       ============       ============       ============
      $ 15,254,867       $ 13,603,849       $  9,164,923       $ 77,060,182       $ 35,870,989       $  7,873,214
      ============       ============       ============       ============       ============       ============


       MAINSTAY VP
         MID CAP
          CORE--
      SERVICE CLASS
     ----------------
       $  8,452,485
             21,487
              1,313
       ------------
       $  8,429,685
       ============
       $  1,476,689
                 --
          2,774,125
          2,676,982
            182,618
          1,319,271
       ------------
       $  8,429,685
       ============
       $      11.80
       ============
       $         --
       ============
       $      11.72
       ============
       $      11.73
       ============
       $      11.78
       ============
       $      11.64
       ============
       $  7,792,473
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                                                                  MID CAP           SMALL CAP            TOTAL
                                                                  GROWTH--           GROWTH--           RETURN--
                                                               SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $ 15,782,007       $ 13,654,247       $ 11,718,281

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          39,035             33,856             29,993
    Administrative charges..................................           2,287              1,952              1,529
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 15,740,685       $ 13,618,439       $ 11,686,759
                                                                ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................    $  2,376,133       $  2,354,900       $  1,835,410
    Series II Policies......................................              --                 --                 --
    Series III Policies.....................................       5,125,372          4,734,537          4,276,405
    Series IV Policies......................................       5,111,200          4,234,902          3,248,182
    Series V Policies.......................................         186,489             92,630            159,163
    Series VI Policies......................................       2,941,491          2,201,470          2,167,599
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 15,740,685       $ 13,618,439       $ 11,686,759
                                                                ============       ============       ============
    Series I variable accumulation unit value...............    $      12.07       $      12.24       $      10.73
                                                                ============       ============       ============
    Series II variable accumulation unit value..............    $         --       $         --       $         --
                                                                ============       ============       ============
    Series III variable accumulation unit value.............    $      11.82       $      12.32       $      10.71
                                                                ============       ============       ============
    Series IV variable accumulation unit value..............    $      11.83       $      12.01       $      10.86
                                                                ============       ============       ============
    Series V variable accumulation unit value...............    $      11.61       $      11.71       $      10.57
                                                                ============       ============       ============
    Series VI variable accumulation unit value..............    $      12.05       $      12.21       $      10.56
                                                                ============       ============       ============
Identified Cost of Investment...............................    $ 14,725,822       $ 12,729,700       $ 11,399,845
                                                                ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                         MAINSTAY VP        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                           AMERICAN           DREYFUS          EAGLE ASSET            LORD              ALGER
                           CENTURY             LARGE            MANAGEMENT           ABBETT            AMERICAN
      MAINSTAY VP           INCOME            COMPANY             GROWTH           DEVELOPING           SMALL
        VALUE--           & GROWTH--          VALUE--            EQUITY--           GROWTH--       CAPITALIZATION--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      CLASS S SHARES
    ---------------------------------------------------------------------------------------------------------------
      $ 14,555,134       $  3,964,304       $  5,722,509       $  7,134,548       $  4,249,899       $  4,368,568

            37,929             10,266             14,680             18,886             10,714              9,838
             2,218                540                832                908                589                665
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 14,514,987       $  3,953,498       $  5,706,997       $  7,114,754       $  4,238,596       $  4,358,065
      ============       ============       ============       ============       ============       ============
      $  2,571,892       $    503,305       $    820,893       $    820,021       $    637,332       $    670,576
                --                 --                 --                 --                 --                 --
         5,057,908          1,437,244          1,807,339          2,736,879          1,458,094          1,576,259
         4,598,124          1,388,520          2,039,361          2,232,605          1,358,322          1,594,368
           160,283             23,962            132,665             60,418             63,982             22,090
         2,126,780            600,467            906,739          1,264,831            720,866            494,772
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 14,514,987       $  3,953,498       $  5,706,997       $  7,114,754       $  4,238,596       $  4,358,065
      ============       ============       ============       ============       ============       ============
      $      11.55       $      11.07       $      11.32       $      11.11       $      11.63       $      12.16
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $         --       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $      11.48       $      11.38       $      11.29       $      11.08       $      11.47       $      12.15
      ============       ============       ============       ============       ============       ============
      $      11.72       $      11.32       $      11.29       $      11.09       $      11.62       $      12.11
      ============       ============       ============       ============       ============       ============
      $      11.48       $      11.19       $      11.21       $      10.77       $      11.41       $      11.96
      ============       ============       ============       ============       ============       ============
      $      11.52       $      11.23       $      11.28       $      11.06       $      11.77       $      12.15
      ============       ============       ============       ============       ============       ============
      $ 13,476,739       $  3,695,137       $  5,316,202       $  6,733,272       $  4,087,202       $  4,103,371
      ============       ============       ============       ============       ============       ============


        DREYFUS IP
        TECHNOLOGY
         GROWTH--
      SERVICE SHARES
     ----------------
       $  8,216,750
             21,256
              1,198
       ------------
       $  8,194,296
       ============
       $  1,226,378
                 --
          2,882,982
          2,683,507
             99,542
          1,301,887
       ------------
       $  8,194,296
       ============
       $      11.77
       ============
       $         --
       ============
       $      11.67
       ============
       $      11.68
       ============
       $      11.64
       ============
       $      11.65
       ============
       $  7,749,646
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                               FIDELITY(R)        FIDELITY(R)        FIDELITY(R)        JANUS ASPEN
                                                   VIP                VIP                VIP               SERIES
                                             CONTRAFUND(R)--    EQUITY-INCOME--       MID CAP--          BALANCED--
                                             SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES
                                             -------------------------------------------------------------------------
ASSETS:
  Investment at net asset value............    $ 19,266,269       $ 17,293,382       $  5,073,547       $ 24,706,059

LIABILITIES:
  Liability to New York Life Insurance and
  Annuity Corporation for:
    Mortality and expense risk charges.....          47,674             42,987              8,708             66,549
    Administrative charges.................           2,896              2,641                645              3,907
                                               ------------       ------------       ------------       ------------
      Total net assets.....................    $ 19,215,699       $ 17,247,754       $  5,064,194       $ 24,635,603
                                               ============       ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies......................    $  3,715,408       $  2,887,693       $  2,237,229       $  4,308,274
    Series II Policies.....................              --                 --                884                 --
    Series III Policies....................       7,143,032          5,732,982          1,206,920          8,227,854
    Series IV Policies.....................       5,521,044          4,826,845          1,081,562          7,589,914
    Series V Policies......................         316,475            822,934             39,063            440,682
    Series VI Policies.....................       2,519,740          2,977,300            498,536          4,068,879
                                               ------------       ------------       ------------       ------------
      Total net assets.....................    $ 19,215,699       $ 17,247,754       $  5,064,194       $ 24,635,603
                                               ============       ============       ============       ============
    Series I variable accumulation unit
      value................................    $      11.69       $      11.53       $      11.27       $      10.52
                                               ============       ============       ============       ============
    Series II variable accumulation unit
      value................................    $         --       $         --       $      10.17       $         --
                                               ============       ============       ============       ============
    Series III variable accumulation unit
      value................................    $      11.59       $      11.37       $      11.23       $      10.57
                                               ============       ============       ============       ============
    Series IV variable accumulation unit
      value................................    $      11.82       $      11.48       $      11.41       $      10.51
                                               ============       ============       ============       ============
    Series V variable accumulation unit
      value................................    $      11.48       $      11.54       $      10.77       $      10.50
                                               ============       ============       ============       ============
    Series VI variable accumulation unit
      value................................    $      11.49       $      11.44       $      11.43       $      10.51
                                               ============       ============       ============       ============
Identified Cost of Investment..............    $ 17,933,084       $ 15,792,975       $  4,776,452       $ 23,788,962
                                               ============       ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                     NEUBERGER
      JANUS ASPEN           MFS(R)                                                     BERMAN
         SERIES           INVESTORS            MFS(R)                                   AMT           T. ROWE PRICE
       WORLDWIDE            TRUST             RESEARCH             MFS(R)             MID-CAP             EQUITY
        GROWTH--           SERIES--           SERIES--       UTILITIES SERIES--       GROWTH--            INCOME
     SERVICE SHARES     SERVICE CLASS      SERVICE CLASS       SERVICE CLASS          CLASS S         PORTFOLIO--II
    -----------------------------------------------------------------------------------------------------------------
      $  7,190,436       $  1,122,060       $  1,779,131        $    158,147        $    520,012       $ 17,875,231

            18,831              2,933              5,048                 259               1,443             23,397
             1,111                170                275                  16                 121              2,748
      ------------       ------------       ------------        ------------        ------------       ------------
      $  7,170,494       $  1,118,957       $  1,773,808        $    157,872        $    518,448       $ 17,849,086
      ============       ============       ============        ============        ============       ============
      $  1,397,674       $    135,394       $    381,921        $      3,248        $      6,122       $  2,505,846
                --                 --                 --                  --                  --                 --
         2,542,406            314,404            637,442              80,322             105,243          5,783,339
         2,225,544            468,692            460,107              62,558             268,997          5,370,233
            21,616             13,100             15,428              11,041              81,978            932,600
           983,254            187,367            278,910                 703              56,108          3,257,068
      ------------       ------------       ------------        ------------        ------------       ------------
      $  7,170,494       $  1,118,957       $  1,773,808        $    157,872        $    518,448       $ 17,849,086
      ============       ============       ============        ============        ============       ============
      $      11.53       $      10.86       $      11.02        $      10.83        $      10.91       $      11.20
      ============       ============       ============        ============        ============       ============
      $         --       $         --       $         --        $         --        $         --       $         --
      ============       ============       ============        ============        ============       ============
      $      11.45       $      10.94       $      10.95        $      11.41        $      10.98       $      11.16
      ============       ============       ============        ============        ============       ============
      $      11.44       $      10.97       $      10.75        $      11.46        $      11.32       $      11.23
      ============       ============       ============        ============        ============       ============
      $      11.31       $      10.92       $      11.05        $      11.50        $      11.12       $      11.13
      ============       ============       ============        ============        ============       ============
      $      11.23       $      10.88       $      11.13        $      11.39        $      11.13       $      11.16
      ============       ============       ============        ============        ============       ============
      $  6,638,353       $  1,052,659       $  1,659,816        $    146,971        $    492,371       $ 16,551,492
      ============       ============       ============        ============        ============       ============

        VAN KAMPEN
           UIF
         EMERGING
         MARKETS
         EQUITY--
         CLASS II
    --------------------------------------------------
       $  2,877,060
              5,629
                272
       ------------
       $  2,871,159
       ============
       $    423,808
                 --
          1,421,611
            729,045
                 64
            296,631
       ------------
       $  2,871,159
       ============
       $      13.71
       ============
       $         --
       ============
       $      13.20
       ============
       $      13.65
       ============
       $      10.57
       ============
       $      13.25
       ============
       $  2,642,078
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

                                                                                MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL           MAINSTAY VP
                                                              BOND--          APPRECIATION--           CASH
                                                           INITIAL CLASS       INITIAL CLASS        MANAGEMENT
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $  11,549,843       $     820,426       $   2,106,947
  Mortality and expense risk charges...................       (3,974,431)         (4,669,596)         (4,136,336)
  Administrative charges...............................         (359,840)           (534,349)           (352,932)
                                                           -------------       -------------       -------------
      Net investment income (loss).....................        7,215,572          (4,383,519)         (2,382,321)
                                                           -------------       -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................       61,395,208          43,994,528         922,365,690
  Cost of investments sold.............................      (59,050,277)        (80,114,794)       (922,369,397)
                                                           -------------       -------------       -------------
      Net realized gain (loss) on investments..........        2,344,931         (36,120,266)             (3,707)
  Realized gain distribution received..................        6,901,429                  --                  --
  Change in unrealized appreciation (depreciation) on
    investments........................................       (7,897,548)        124,526,805             (11,386)
                                                           -------------       -------------       -------------
      Net gain (loss) on investments...................        1,348,812          88,406,539             (15,093)
                                                           -------------       -------------       -------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $   8,564,384       $  84,023,020       $  (2,397,414)
                                                           =============       =============       =============


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                              CORE--             GROWTH--            GROWTH--
                                                           INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $     144,593       $          --      $            --
  Mortality and expense risk charges...................         (384,897)           (454,492)            (558,158)
  Administrative charges...............................          (32,907)            (36,968)             (46,427)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................         (273,211)           (491,460)            (604,585)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................        3,450,282           2,348,747            5,190,139
  Cost of investments sold.............................       (3,569,781)         (2,856,206)          (6,343,502)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........         (119,499)           (507,459)          (1,153,363)
  Realized gain distribution received..................               --                  --                   --
  Change in unrealized appreciation (depreciation) on
    investments........................................        9,303,191          13,281,925           16,529,663
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................        9,183,692          12,774,466           15,376,300
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $   8,910,481       $  12,283,006      $    14,771,715
                                                           =============       =============      ===============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL
    CONVERTIBLE--       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
    $   4,680,950    $     927,085    $  11,784,538    $   3,005,229    $  51,697,275    $   7,447,545    $     778,554
       (2,449,729)      (1,107,925)      (4,166,480)      (3,627,232)      (8,127,463)      (6,916,612)        (502,332)
         (237,279)         (91,069)        (374,175)        (392,449)        (815,290)        (738,605)         (43,798)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        1,993,942         (271,909)       7,243,883       (1,014,452)      42,754,522         (207,672)         232,424
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       13,118,691        5,101,135      131,425,599       32,209,887       84,299,039       54,709,781      173,525,716
      (15,760,387)      (5,728,098)    (123,766,697)     (47,031,247)    (100,624,688)     (68,164,538)    (171,167,937)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       (2,641,696)        (626,963)       7,658,902      (14,821,360)     (16,325,649)     (13,454,757)       2,357,779
               --               --               --               --               --               --               --
       36,619,539       22,832,096      (14,553,572)      79,633,960      154,499,618      143,135,055        9,017,599
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       33,977,843       22,205,133       (6,894,670)      64,812,600      138,173,969      129,680,298       11,375,378
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $  35,971,785    $  21,933,224    $     349,213    $  63,798,148    $ 180,928,491    $ 129,472,626    $  11,607,802
    =============    =============    =============    =============    =============    =============    =============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP          ALGER
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            AMERICAN
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT            SMALL
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING     CAPITALIZATION--
       RETURN--         VALUE--         & GROWTH--        VALUE--          EQUITY--         GROWTH--          CLASS O
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS         SHARES
    ----------------------------------------------------------------------------------------------------------------------
    $   4,613,858    $   3,409,548    $     677,986    $     350,627    $     180,953    $          --     $          --
       (3,069,242)      (2,768,349)        (613,864)        (564,710)      (1,323,557)        (335,457)         (782,458)
         (339,065)        (281,492)         (64,214)         (51,931)        (138,726)         (33,879)          (80,210)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
        1,205,551          359,707              (92)        (266,014)      (1,281,330)        (369,336)         (862,668)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       25,055,692       19,363,042       14,066,881       12,608,436       13,728,623        5,646,486        33,414,552
      (28,685,923)     (25,253,322)     (16,614,783)     (14,884,201)     (25,923,812)      (7,853,411)      (34,974,644)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       (3,630,231)      (5,890,280)      (2,547,902)      (2,275,765)     (12,195,189)      (2,206,925)       (1,560,092)
               --               --               --               --               --               --                --
       42,560,872       56,473,800       14,161,573       12,758,701       37,495,332       10,620,501        23,309,923
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       38,930,641       50,583,520       11,613,671       10,482,936       25,300,143        8,413,576        21,749,831
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
    $  40,136,192    $  50,943,227    $  11,613,579    $  10,216,922    $  24,018,813    $   8,044,240     $  20,887,163
    =============    =============    =============    =============    =============    =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                 AMSOUTH         AMSOUTH
                                                                ENHANCED      INTERNATIONAL      AMSOUTH
                                                                 MARKET          EQUITY         LARGE CAP
                                                                  FUND            FUND            FUND
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $     14,548    $      1,929    $       7,284
  Mortality and expense risk charges........................       (29,772)         (3,381)         (49,963)
  Administrative charges....................................            --              --               --
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       (15,224)         (1,452)         (42,679)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       165,483          20,062          234,618
  Cost of investments sold..................................      (191,913)        (20,647)        (279,826)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............       (26,430)           (585)         (45,208)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................       506,867         100,070          780,271
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................       480,437          99,485          735,063
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $    465,213    $     98,033    $     692,384
                                                              =============   =============   =============

                                                               JANUS ASPEN
                                                                 SERIES          MFS(R)          MFS(R)
                                                                WORLDWIDE       INVESTORS       RESEARCH
                                                                GROWTH--          TRUST         SERIES--
                                                              INSTITUTIONAL     SERIES--         INITIAL
                                                                 SHARES       INITIAL CLASS       CLASS
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  3,064,075    $    187,226    $     241,292
  Mortality and expense risk charges........................    (3,441,828)       (374,322)        (475,593)
  Administrative charges....................................      (385,467)        (35,895)         (47,784)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................      (763,220)       (222,991)        (282,085)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................   128,111,609       3,936,782        4,988,105
  Cost of investments sold..................................  (143,347,477)     (5,541,357)      (9,652,400)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............   (15,235,868)     (1,604,575)      (4,664,295)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    71,930,077       7,223,602       12,606,535
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................    56,694,209       5,619,027        7,942,240
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $ 55,930,989    $  5,396,036    $   7,660,155
                                                              =============   =============   =============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                              FIDELITY(R)        JANUS
                                     DREYFUS IP                                   VIP            ASPEN
                                     TECHNOLOGY          FIDELITY(R)            EQUITY-         SERIES
       AMSOUTH         CALVERT        GROWTH--               VIP               INCOME--       BALANCED--
       MID CAP         SOCIAL          INITIAL      CONTRAFUND(R)--INITIAL      INITIAL      INSTITUTIONAL
        FUND          BALANCED         SHARES               CLASS                CLASS          SHARES
    ------------------------------------------------------------------------------------------------------
    $         249   $     693,963   $          --       $   1,300,702        $   3,203,082   $  13,810,365
          (16,961)       (415,112)       (234,530)         (3,752,505)          (2,397,515)     (7,998,661)
               --         (39,432)        (16,686)           (399,351)            (238,986)       (846,052)
    -------------   -------------   -------------       -------------        -------------   -------------
          (16,712)        239,419        (251,216)         (2,851,154)             566,581       4,965,652
    -------------   -------------   -------------       -------------        -------------   -------------
           72,823       2,918,970      10,351,830          20,979,666           16,540,667      77,319,975
          (96,687)     (3,897,682)    (10,359,890)        (24,053,950)         (21,247,254)    (85,610,259)
    -------------   -------------   -------------       -------------        -------------   -------------
          (23,864)       (978,712)         (8,060)         (3,074,284)          (4,706,587)     (8,290,284)
               --              --              --                  --                   --              --
          359,670       5,993,240       6,316,256          77,663,065           52,748,569      76,608,412
    -------------   -------------   -------------       -------------        -------------   -------------
          335,806       5,014,528       6,308,196          74,588,781           48,041,982      68,318,128
    -------------   -------------   -------------       -------------        -------------   -------------
    $     319,094   $   5,253,947   $   6,056,980       $  71,737,627        $  48,608,563   $  73,283,780
    =============   =============   =============       =============        =============   =============

                                                                         VAN
                      NEUBERGER                                        KEMPER
       MFS(R)          BERMAN          T. ROWE                           UIF
      UTILITIES          AMT            PRICE          VAN ECK        EMERGING
      SERIES--         MID-CAP         EQUITY         WORLDWIDE        MARKETS
       INITIAL        GROWTH--         INCOME           HARD          EQUITY--
        CLASS          CLASS I        PORTFOLIO        ASSETS          CLASS I
    -----------------------------------------------------------------------------
    $      28,295   $          --   $   2,414,061   $      44,052   $         --
          (21,144)        (65,056)     (1,831,075)       (148,442)      (454,295)
             (940)         (4,278)       (161,466)        (11,648)       (39,309)
    -------------   -------------   -------------   -------------   -------------
            6,211         (69,334)        421,520        (116,038)      (493,604)
    -------------   -------------   -------------   -------------   -------------
          436,954         836,384      10,454,084       3,520,631    410,915,295
         (420,792)     (1,031,309)    (11,984,053)     (3,596,073)  (411,378,455)
    -------------   -------------   -------------   -------------   -------------
           16,162        (194,925)     (1,529,969)        (75,442)      (463,160)
               --              --              --              --             --
          426,467       1,368,333      32,535,177       4,670,344     16,827,765
    -------------   -------------   -------------   -------------   -------------
          442,629       1,173,408      31,005,208       4,594,902     16,364,605
    -------------   -------------   -------------   -------------   -------------
    $     448,840   $   1,104,074   $  31,426,728   $   4,478,864   $ 15,871,001
    =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003

                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL          MAINSTAY VP
                                                                 BOND--        APPRECIATION--     CONVERTIBLE--
                                                              SERVICE CLASS    SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $    743,954      $     17,855      $    435,267
  Mortality and expense risk charges........................       (70,943)          (50,277)          (72,435)
  Administrative charges....................................        (3,965)           (2,884)           (4,265)
                                                              ------------      ------------      ------------
      Net investment income (loss)..........................       669,046           (35,306)          358,567
                                                              ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       465,502            94,206           345,813
  Cost of investments sold..................................      (474,935)          (90,409)         (335,654)
                                                              ------------      ------------      ------------
      Net realized gain (loss) on investments...............        (9,433)            3,797            10,159
  Realized gain distribution received.......................       451,604                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (967,216)          907,201           937,676
                                                              ------------      ------------      ------------
      Net gain (loss) on investments........................      (525,045)          910,998           947,835
                                                              ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $    144,001      $    875,692      $  1,306,402
                                                              ============      ============      ============

                                                                MAINSTAY
                                                                   VP                              MAINSTAY VP
                                                                 MID CAP        MAINSTAY VP           TOTAL
                                                                 GROWTH          SMALL CAP          RETURN--
                                                                --SERVICE         GROWTH--           SERVICE
                                                                  CLASS        SERVICE CLASS          CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $         --      $         --      $    190,318
  Mortality and expense risk charges........................       (47,977)          (40,607)          (36,660)
  Administrative charges....................................        (2,931)           (2,377)           (1,916)
                                                              ------------      ------------      ------------
      Net investment income (loss)..........................       (50,908)          (42,984)          151,742
                                                              ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       433,649         1,068,448           244,588
  Cost of investments sold..................................      (417,032)         (966,831)         (236,168)
                                                              ------------      ------------      ------------
      Net realized gain (loss) on investments...............        16,617           101,617             8,420
  Realized gain distribution received.......................            --                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................     1,056,186           924,548           318,435
                                                              ------------      ------------      ------------
      Net gain (loss) on investments........................     1,072,803         1,026,165           326,855
                                                              ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $  1,021,895      $    983,181      $    478,597
                                                              ============      ============      ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                        MAINSTAY VP
     MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
        EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL       MID CAP
       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--          CORE--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
    --------------------------------------------------------------------------------------------------------------------
    $     129,803    $     592,512    $      83,168    $   4,839,419    $     418,947    $     126,929    $      25,163
          (51,961)         (52,284)         (32,905)        (251,794)        (121,441)         (25,362)         (27,218)
           (2,774)          (3,515)          (2,049)         (15,537)          (7,879)          (1,484)          (1,688)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
           75,068          536,713           48,214        4,572,088          289,627          100,083           (3,743)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
           63,626          660,552          146,681        1,525,658          193,455           38,494           54,309
          (60,802)        (684,291)        (138,306)      (1,450,432)        (184,828)         (37,910)         (50,002)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
            2,824          (23,739)           8,375           75,226            8,627              584            4,307
               --               --               --               --               --               --               --
        1,397,565         (461,521)         660,345         (427,034)       2,344,601          730,172          660,013
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        1,400,389         (485,260)         668,720         (351,808)       2,353,228          730,756          664,320
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $   1,475,457    $      51,453    $     716,934    $   4,220,280    $   2,642,855    $     830,839    $     660,577
    =============    =============    =============    =============    =============    =============    =============

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                        AMERICAN         DREYFUS        EAGLE ASSET          LORD             ALGER
                        CENTURY           LARGE          MANAGEMENT         ABBETT           AMERICAN         DREYFUS IP
     MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING          SMALL           TECHNOLOGY
       VALUE--         & GROWTH--        VALUE--          EQUITY--         GROWTH--      CAPITALIZATION--      GROWTH--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------
    $     180,366    $      46,610    $      35,132    $       5,864    $          --     $          --     $          --
          (45,605)         (12,232)         (17,834)         (23,406)         (13,948)          (12,097)          (27,360)
           (2,750)            (646)          (1,046)          (1,173)            (815)             (860)           (1,590)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
          132,011           33,732           16,252          (18,715)         (14,763)          (12,957)          (28,950)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           82,026           97,939           49,002          176,410           95,052            25,986           326,134
          (76,448)         (95,791)         (47,466)        (167,952)         (85,145)          (22,663)         (295,607)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
            5,578            2,148            1,536            8,458            9,907             3,323            30,527
               --               --               --               --               --                --                --
        1,078,395          269,166          406,307          401,277          162,697           265,197           467,105
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
        1,083,973          271,314          407,843          409,735          172,604           268,520           497,632
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
    $   1,215,984    $     305,046    $     424,095    $     391,020    $     157,841     $     255,563     $     468,682
    =============    =============    =============    =============    =============     =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                            FIDELITY
                                                         FIDELITY             VIP
                                                           VIP              EQUITY-             FIDELITY
                                                     CONTRAFUND(R)--        INCOME--            MID CAP--
                                                         SERVICE            SERVICE              SERVICE
                                                         CLASS 2            CLASS 2            CLASS 2(A)
                                                     ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $          --      $          --        $          --
  Mortality and expense risk charges...............         (58,921)           (50,861)              (8,496)
  Administrative charges...........................          (3,712)            (3,194)                (632)
                                                      -------------      -------------        -------------
      Net investment income (loss).................         (62,633)           (54,055)              (9,128)
                                                      -------------      -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................         122,893            178,136              101,553
  Cost of investments sold.........................        (115,196)          (168,458)             (95,701)
                                                      -------------      -------------        -------------
      Net realized gain (loss) on investments......           7,697              9,678                5,852
  Realized gain distribution received..............              --                 --                   --
  Change in unrealized appreciation (depreciation)
    on investments.................................       1,333,185          1,500,408              297,094
                                                      -------------      -------------        -------------
      Net gain (loss) on investments...............       1,340,882          1,510,086              302,946
                                                      -------------      -------------        -------------
        Net increase (decrease) in net assets
          resulting from operations................   $   1,278,249      $   1,456,031        $     293,818
                                                      =============      =============        =============


                                                                                               VAN KEMPER
                                                        NEUBERGER                                  UIF
                                                          BERMAN         T. ROWE PRICE          EMERGING
                                                       AMT MID-CAP           EQUITY              MARKETS
                                                         GROWTH--            INCOME             EQUITY--
                                                         CLASS S         PORTFOLIO--II          CLASS II
                                                     ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $          --      $      86,224        $          --
  Mortality and expense risk charges...............          (1,719)           (54,658)              (6,206)
  Administrative charges...........................            (148)            (3,415)                (316)
                                                      -------------      -------------        -------------
      Net investment income (loss).................          (1,867)            28,151               (6,522)
                                                      -------------      -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................           3,419            144,148              778,041
  Cost of investments sold.........................          (3,188)          (155,259)            (747,542)
                                                      -------------      -------------        -------------
      Net realized gain (loss) on investments......             231            (11,111)              30,499
  Realized gain distribution received..............              --                 --                   --
  Change in unrealized appreciation (depreciation)
    on investments.................................          27,641          1,323,740              234,981
                                                      -------------      -------------        -------------
      Net gain (loss) on investments...............          27,872          1,312,629              265,480
                                                      -------------      -------------        -------------
        Net increase (decrease) in net assets
          resulting
          from operations..........................   $      26,005      $   1,340,780        $     258,958
                                                      =============      =============        =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(a) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     JANUS ASPEN       JANUS ASPEN           MFS(R)
        SERIES            SERIES           INVESTORS            MFS(R)             MFS(R)
      BALANCED--        WORLDWIDE            TRUST             RESEARCH          UTILITIES
       SERVICE           GROWTH--           SERIES--           SERIES--           SERIES--
        SHARES        SERVICE SHARES     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ------------------------------------------------------------------------------------------
    $     221,733     $      15,332      $          --      $          --      $          --
          (87,649)          (23,124)            (3,858)            (6,306)              (276)
           (5,285)           (1,376)              (230)              (358)               (19)
    -------------     -------------      -------------      -------------      -------------
          128,799            (9,168)            (4,088)            (6,664)              (295)
    -------------     -------------      -------------      -------------      -------------
          447,279           127,175             61,526             26,119                 55
         (441,623)         (121,687)           (58,761)           (25,229)               (51)
    -------------     -------------      -------------      -------------      -------------
            5,656             5,488              2,765                890                  4
               --                --                 --                 --                 --
          917,096           552,083             69,400            119,316             11,177
    -------------     -------------      -------------      -------------      -------------
          922,752           557,571             72,165            120,206             11,181
    -------------     -------------      -------------      -------------      -------------
    $   1,051,551     $     548,403      $      68,077      $     113,542      $      10,886
    =============     =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                MainStay VP                     MainStay VP
                                                                  Bond--                  Capital Appreciation--
                                                               Initial Class                   Initial Class
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   7,215,572   $   8,426,157   $  (4,383,519)  $  (5,901,118)
    Net realized gain (loss) on investments..........      2,344,931          58,620     (36,120,266)    (34,743,882)
    Realized gain distribution received..............      6,901,429         233,898              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     (7,897,548)      8,108,625     124,526,805    (136,533,157)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................      8,564,384      16,827,300      84,023,020    (177,178,157)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     27,998,983      22,698,154      13,756,524      20,002,373
    Policyowners' surrenders.........................    (22,829,622)    (18,659,971)    (26,025,735)    (33,834,434)
    Policyowners' annuity and death benefits.........     (3,615,530)     (1,877,155)     (3,609,006)     (3,499,736)
    Net transfers from (to) Fixed Account............     30,817,008      49,922,575       4,381,706       9,673,496
    Transfers between Investment Divisions...........    (27,798,097)     30,450,426      (6,205,878)    (34,533,541)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      4,572,742      82,534,029     (17,702,389)    (42,191,842)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (29,135)        (43,736)       (225,539)        542,816
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     13,107,991      99,317,593      66,095,092    (218,827,183)
NET ASSETS:
    Beginning of year................................    267,321,605     168,004,012     347,450,445     566,277,628
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 280,429,596   $ 267,321,605   $ 413,545,537   $ 347,450,445
                                                       =============   =============   =============   =============


                                                                MAINSTAY VP                     MAINSTAY VP
                                                               GOVERNMENT--                   GROWTH EQUITY--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   7,243,883   $   5,390,206   $  (1,014,452)  $  (1,669,012)
    Net realized gain (loss) on investments..........      7,658,902         615,057     (14,821,360)    (18,358,255)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (14,553,572)      8,468,925      79,633,960     (77,213,593)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................        349,213      14,474,188      63,798,148     (97,240,860)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     36,408,480      29,239,923       8,696,940      16,914,515
    Policyowners' surrenders.........................    (25,702,933)    (15,219,477)    (18,695,005)    (20,726,809)
    Policyowners' annuity and death benefits.........     (3,575,499)     (1,831,078)     (2,570,812)     (2,871,423)
    Net transfers from (to) Fixed Account............     30,884,972      36,365,858       7,317,206      20,899,208
    Transfers between Investment Divisions...........    (77,738,480)    100,294,927      (7,804,493)    (24,720,884)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............    (39,723,460)    148,850,153     (13,056,164)    (10,505,393)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         (2,434)        (43,402)       (174,487)        334,241
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (39,376,681)    163,280,939      50,567,497    (107,412,012)
NET ASSETS:
    Beginning of year................................    289,133,709     125,852,770     269,376,277     376,788,289
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 249,757,028   $ 289,133,709   $ 319,943,774   $ 269,376,277
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP
                                             MAINSTAY VP                       EQUITY
             MAINSTAY VP                    CONVERTIBLE--                     INCOME--
           CASH MANAGEMENT                  INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
       2003(b)         2002(a)          2003           2002(a)          2003           2002(a)
    ---------------------------------------------------------------------------------------------
    $  (2,382,321)  $    (356,280)  $   1,993,942   $   2,316,697   $    (271,909)  $      10,461
           (3,707)         13,086      (2,641,696)     (4,009,987)       (626,963)       (568,479)
               --           1,683              --              --              --              --
          (11,386)          3,220      36,619,539     (14,037,265)     22,832,096      (9,400,818)
    -------------   -------------   -------------   -------------   -------------   -------------
       (2,397,414)       (338,291)     35,971,785     (15,730,555)     21,933,224      (9,958,836)
    -------------   -------------   -------------   -------------   -------------   -------------
       91,921,924      65,509,532      11,688,770      13,180,691       8,327,340      12,264,938
      (89,747,775)    (67,271,529)    (11,062,735)    (10,195,994)     (4,062,659)     (2,236,825)
       (2,566,655)     (2,621,797)     (1,707,037)     (1,654,179)       (367,802)       (178,902)
      (22,083,503)      8,484,029      13,853,012      23,249,524      12,774,041      25,274,711
      (99,899,729)     52,451,053      18,271,370      (6,319,609)      6,311,646      19,520,044
    -------------   -------------   -------------   -------------   -------------   -------------
     (122,375,738)     56,551,288      31,043,380      18,260,433      22,982,566      54,643,966
    -------------   -------------   -------------   -------------   -------------   -------------
           (6,141)        (12,423)        (95,928)         57,336         (51,070)         32,236
    -------------   -------------   -------------   -------------   -------------   -------------
     (124,779,293)     56,200,574      66,919,237       2,587,214      44,864,720      44,717,366
      364,106,079     307,905,505     157,837,130     155,249,916      63,736,358      19,018,992
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 239,326,786   $ 364,106,079   $ 224,756,367   $ 157,837,130   $ 108,601,078   $  63,736,358
    =============   =============   =============   =============   =============   =============

             MAINSTAY VP
             HIGH YIELD                      MAINSTAY VP                     MAINSTAY VP
          CORPORATE BOND--                INDEXED EQUITY--             INTERNATIONAL EQUITY--
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
        2003           2002(a)          2003           2002(a)          2003           2002(a)
    ---------------------------------------------------------------------------------------------
    $  42,754,522   $  42,874,069   $    (207,672)  $    (983,686)  $     232,424   $      29,191
      (16,325,649)    (48,737,236)    (13,454,757)     (9,893,975)      2,357,779      (2,939,379)
               --              --              --       1,895,714              --              --
      154,499,618       8,317,876     143,135,055    (150,872,602)      9,017,599       2,050,357
    -------------   -------------   -------------   -------------   -------------   -------------
      180,928,491       2,454,709     129,472,626    (159,854,549)     11,607,802        (859,831)
    -------------   -------------   -------------   -------------   -------------   -------------
       50,502,071      32,045,589      23,543,660      34,119,908       2,959,690       2,271,983
      (49,650,185)    (38,103,155)    (34,117,892)    (41,068,168)     (3,998,483)     (1,340,511)
       (6,855,642)     (6,119,436)     (6,350,583)     (6,133,078)       (387,058)       (260,564)
       29,310,933      34,120,715      18,600,028      33,096,197       4,047,033       3,135,377
      104,645,503       3,418,033       4,358,941     (34,570,031)      6,898,494       3,994,182
    -------------   -------------   -------------   -------------   -------------   -------------
      127,952,680      25,361,746       6,034,154     (14,555,172)      9,519,676       7,800,467
    -------------   -------------   -------------   -------------   -------------   -------------
         (576,598)         44,104        (351,440)        584,548         (30,837)          9,868
    -------------   -------------   -------------   -------------   -------------   -------------
      308,304,573      27,860,559     135,155,340    (173,825,173)     21,096,641       6,950,504
      470,410,674     442,550,115     492,190,120     666,015,293      28,145,560      21,195,056
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 778,715,247   $ 470,410,674   $ 627,345,460   $ 492,190,120   $  49,242,201   $  28,145,560
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  MID CAP                         MID CAP
                                                                  CORE--                         GROWTH--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (273,211)  $    (140,255)  $    (491,460)  $    (186,803)
    Net realized gain (loss) on investments..........       (119,499)       (374,217)       (507,459)       (215,836)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      9,303,191      (2,220,456)     13,281,925      (4,536,431)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................      8,910,481      (2,734,928)     12,283,006      (4,939,070)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      3,426,285       3,295,024       4,642,376       4,457,048
    Policyowners' surrenders.........................     (1,055,053)       (707,677)     (1,185,695)       (484,135)
    Policyowners' annuity and death benefits.........        (47,339)        (46,829)       (355,515)        (73,967)
    Net transfers from (to) Fixed Account............      4,369,105       6,414,612       6,376,086       7,790,497
    Transfers between Investment Divisions...........      6,053,190       6,523,782      21,922,052       1,869,852
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....     (1,341,645)             --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     11,404,543      15,478,912      31,399,304      13,559,295
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (22,359)          8,014         (28,759)         13,912
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     20,292,665      12,751,998      43,653,551       8,634,137
NET ASSETS:
    Beginning of year................................     19,851,930       7,099,932      16,828,026       8,193,889
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  40,144,595   $  19,851,930   $  60,481,577   $  16,828,026
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  DREYFUS                       EAGLE ASSET
                                                               LARGE COMPANY                    MANAGEMENT
                                                                  VALUE--                     GROWTH EQUITY--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (266,014)  $    (360,558)  $  (1,281,330)  $  (1,599,563)
    Net realized gain (loss) on investments..........     (2,275,765)     (1,136,189)    (12,195,189)    (22,057,136)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     12,758,701     (11,310,942)     37,495,332     (18,871,432)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     10,216,922     (12,807,689)     24,018,813     (42,528,131)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,121,033       2,823,428       4,134,989       6,917,327
    Policyowners' surrenders.........................     (2,043,915)     (2,053,664)     (6,086,894)     (7,858,857)
    Policyowners' annuity and death benefits.........       (332,180)       (380,376)     (1,105,021)       (894,194)
    Net transfers from (to) Fixed Account............      3,605,517       6,450,674       3,249,687       7,779,730
    Transfers between Investment Divisions...........      3,085,364      (1,749,083)        670,352     (12,748,184)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....     (8,611,688)             --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     (2,175,869)      5,090,979         863,113      (6,804,178)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (28,326)         43,725         (61,418)        147,221
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............      8,012,727      (7,672,985)     24,820,508     (49,185,088)
NET ASSETS:
    Beginning of year................................     41,574,111      49,247,096      93,118,200     142,303,288
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  49,586,838   $  41,574,111   $ 117,938,708   $  93,118,200
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

            MAINSTAY VP                                                                               MAINSTAY VP
             SMALL CAP                    MAINSTAY VP                   MAINSTAY VP                AMERICAN CENTURY
             GROWTH--                   TOTAL RETURN--                    VALUE--                  INCOME & GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(a)          2003         2002(a)          2003         2002(a)          2003         2002(a)
    ---------------------------------------------------------------------------------------------------------------------
    $   (604,585)  $   (288,408)  $  1,205,551   $  2,482,695   $    359,707   $    101,495   $        (92)  $   (162,146)
      (1,153,363)      (868,154)    (3,630,231)      (900,175)    (5,890,280)    (3,734,875)    (2,547,902)    (1,088,373)
              --             --             --             --             --        343,792             --             --
      16,529,663     (5,368,934)    42,560,872    (55,904,745)    56,473,800    (52,715,057)    14,161,573    (11,257,981)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      14,771,715     (6,525,496)    40,136,192    (54,322,225)    50,943,227    (56,004,645)    11,613,579    (12,508,500)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,877,710      5,417,939      8,518,075     12,339,816      9,797,374     18,219,110      2,103,564      2,641,037
      (1,991,471)    (1,175,027)   (16,927,438)   (20,285,317)   (15,800,613)   (13,843,177)    (2,790,642)    (2,621,720)
        (782,400)       (69,751)    (3,122,813)    (3,404,162)    (1,852,667)    (2,063,606)      (404,451)      (356,407)
       7,467,466     10,429,559      4,992,559      6,612,908     10,673,410     30,731,867      2,697,580      4,808,762
      16,552,766      3,982,883      2,187,879    (17,200,168)     1,172,233     (6,193,239)     1,956,397     (2,049,229)
              --             --             --             --             --             --     (8,547,910)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      26,124,071     18,585,603     (4,351,738)   (21,936,923)     3,989,737     26,850,955     (4,985,462)     2,422,443
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (35,935)        18,915       (110,501)       170,735       (127,474)       211,006        (31,349)        48,253
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      40,859,851     12,079,022     35,673,953    (76,088,413)    54,805,490    (28,942,684)     6,596,768    (10,037,804)
      25,330,632     13,251,610    228,615,970    304,704,383    196,671,975    225,614,659     47,350,766     57,388,570
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 66,190,483   $ 25,330,632   $264,289,923   $228,615,970   $251,477,465   $196,671,975   $ 53,947,534   $ 47,350,766
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                      ALGER
            LORD ABBETT                    AMERICAN
            DEVELOPING                       SMALL                        AMSOUTH                       AMSOUTH
             GROWTH--                  CAPITALIZATION--                  ENHANCED                    INTERNATIONAL
           INITIAL CLASS                CLASS O SHARES                  MARKET FUND                   EQUITY FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(a)          2003         2002(a)        2003(b)        2002(a)        2003(b)        2002(a)
    ---------------------------------------------------------------------------------------------------------------------
    $   (369,336)  $   (320,655)  $   (862,668)  $   (869,217)  $    (15,224)  $    (15,106)  $     (1,452)  $     (2,674)
      (2,206,925)    (1,645,932)    (1,560,092)   (11,478,603)       (26,430)       (85,251)          (585)       (35,827)
              --             --             --             --             --             --             --
      10,620,501     (6,237,398)    23,309,923     (8,183,074)       506,867       (336,281)       100,070        (12,840)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       8,044,240     (8,203,985)    20,887,163    (20,530,894)       465,213       (436,638)        98,033        (51,341)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,333,300      1,555,247      2,608,627      2,954,776         69,921        602,804          4,873        159,216
      (1,128,990)      (939,721)    (4,750,529)    (3,405,220)       (93,264)      (165,467)       (11,245)        (1,866)
        (170,538)      (105,555)      (523,087)      (524,486)        (5,011)      (101,899)            --             --
       1,581,719      1,156,733      1,933,607      3,563,096        350,589        594,101         86,875          3,409
       5,612,694       (513,401)     2,985,461     (4,049,008)       199,229        (43,888)        75,722        (86,013)
      (1,887,174)            --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,341,011      1,153,303      2,254,079     (1,460,842)       521,464        885,651        156,225         74,746
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (18,342)        26,836        (57,511)        71,007         (1,367)         1,463           (314)           218
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      13,366,909     (7,023,846)    23,083,731    (21,920,729)       985,310        450,476        253,944         23,623
      19,596,653     26,620,499     50,199,737     72,120,466      1,562,440      1,111,964        139,365        115,742
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 32,963,562   $ 19,596,653   $ 73,283,468   $ 50,199,737   $  2,547,750   $  1,562,440   $    393,309   $    139,365
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002


                                                                        AmSouth                         AmSouth
                                                                    Large Cap Fund                   Mid Cap Fund
                                                             -----------------------------   -----------------------------
                                                                2003(b)         2002(a)         2003(b)         2002(a)
                                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $     (42,679)  $     (32,077)  $     (16,712)  $     (11,064)
    Net realized gain (loss) on investments................        (45,208)        (93,043)        (23,864)        (26,000)
    Realized gain distribution received....................             --              --              --              --
    Change in unrealized appreciation (depreciation) on
      investments..........................................        780,271        (548,806)        359,670        (150,238)
                                                             -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting from
        operations.........................................        692,384        (673,926)        319,094        (187,302)
                                                             -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners....................         85,877         663,341          93,604         356,566
    Policyowners' surrenders...............................       (212,202)       (249,213)        (47,231)        (38,554)
    Policyowners' annuity and death benefits...............        (19,127)            (18)           (565)             --
    Net transfers from (to) Fixed Account..................        720,622       1,028,687         219,190         189,028
    Transfers between Investment Divisions.................        231,887        (128,394)         88,106          (9,203)
                                                             -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)..................        807,057       1,314,403         353,104         497,837
                                                             -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................         (1,927)          2,373            (838)            688
                                                             -------------   -------------   -------------   -------------
        Increase (decrease) in net assets..................      1,497,514         642,850         671,360         311,223
NET ASSETS:
    Beginning of year......................................      2,526,108       1,883,258         826,398         515,175
                                                             -------------   -------------   -------------   -------------
    End of year............................................  $   4,023,622   $   2,526,108   $   1,497,758   $     826,398
                                                             =============   =============   =============   =============

                                                                      Janus Aspen                     Janus Aspen
                                                                        Series                          Series
                                                                      Balanced--                  Worldwide Growth--
                                                                 Institutional Shares            Institutional Shares
                                                             -----------------------------   -----------------------------
                                                                 2003           2002(a)          2003           2002(a)
                                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $   4,965,652   $   6,716,469   $    (763,220)  $  (1,719,786)
    Net realized gain (loss) on investments................     (8,290,284)      2,707,941     (15,235,868)    (16,077,361)
    Realized gain distribution received....................             --              --              --              --
    Change in unrealized appreciation (depreciation) on
      investments..........................................     76,608,412     (62,206,513)     71,930,077     (86,686,068)
                                                             -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting from
        operations.........................................     73,283,780     (52,782,103)     55,930,989    (104,483,215)
                                                             -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners....................     23,016,998      39,015,590       8,565,902      14,576,401
    Policyowners' surrenders...............................    (40,684,487)    (43,144,584)    (17,178,053)    (20,341,899)
    Policyowners' annuity and death benefits...............     (5,758,129)     (6,031,215)     (2,295,628)     (2,560,686)
    Net transfers from (to) Fixed Account..................     22,230,570      55,406,562       4,677,762      12,038,194
    Transfers between Investment Divisions.................    (27,330,412)    (28,150,818)    (23,041,266)    (30,324,194)
                                                             -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)..................    (28,525,460)     17,095,535     (29,271,283)    (26,612,184)
                                                             -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................       (203,148)        206,054        (154,832)        377,749
                                                             -------------   -------------   -------------   -------------
        Increase (decrease) in net assets..................     44,555,172     (35,480,514)     26,504,874    (130,717,650)
NET ASSETS:
    Beginning of year......................................    600,395,133     635,875,647     267,040,542     397,758,192
                                                             -------------   -------------   -------------   -------------
    End of year............................................  $ 644,950,305   $ 600,395,133   $ 293,545,416   $ 267,040,542
                                                             =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                             DREYFUS IP                      FIDELITY(R)                     FIDELITY(R)
               CALVERT                       TECHNOLOGY                          VIP                             VIP
               SOCIAL                         GROWTH--                     CONTRAFUND(R)--                 EQUITY-INCOME--
              BALANCED                     INITIAL SHARES                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2003(b)         2002(a)          2003           2002(a)          2003           2002(a)          2003           2002(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $     239,419   $     400,940   $    (251,216)  $     (91,691)  $  (2,851,154)  $  (1,640,872)  $     566,581   $     465,463
         (978,712)     (1,285,632)         (8,060)       (784,663)     (3,074,284)     (3,204,601)     (4,706,587)     (7,059,406)
               --              --              --              --              --              --              --       4,144,386
        5,993,240      (3,329,468)      6,316,256      (2,653,322)     77,663,065     (27,337,803)     52,748,569     (35,697,937)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,253,947      (4,214,160)      6,056,980      (3,529,676)     71,737,627     (32,183,276)     48,608,563     (38,147,494)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        3,634,452       2,347,413       2,889,939       1,883,098      12,036,604      15,132,643       7,217,772      12,589,099
       (1,775,298)     (1,943,927)     (1,750,594)       (451,769)    (18,113,205)    (17,590,147)    (13,147,263)    (12,282,973)
         (426,011)       (403,510)       (523,350)        (95,536)     (3,146,918)     (2,593,900)     (2,522,229)     (2,287,543)
        2,892,282       3,761,864       2,215,354       2,940,310      14,657,470      20,029,474       9,011,341      24,335,650
        2,093,259      (1,611,324)     14,589,127       2,810,186       8,049,260     (10,144,196)      8,708,855      (4,843,418)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        6,418,684       2,150,516      17,420,476       7,086,289      13,483,211       4,833,874       9,268,476      17,510,815
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (13,904)         14,245         (13,910)          9,350        (199,895)        127,294        (130,233)        154,617
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       11,658,727      (2,049,399)     23,463,546       3,565,963      85,020,943     (27,222,108)     57,746,806     (20,482,062)
       27,386,283      29,435,682       7,372,600       3,806,637     262,135,838     289,357,946     167,744,577     188,226,639
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  39,045,010   $  27,386,283   $  30,836,146   $   7,372,600   $ 347,156,781   $ 262,135,838   $ 225,491,383   $ 167,744,577
    =============   =============   =============   =============   =============   =============   =============   =============

               MFS(R)                                                          MFS(R)                     NEUBERGER BERMAN
              INVESTORS                        MFS(R)                         UTILITIES                          AMT
           TRUST SERIES--                 RESEARCH SERIES--                   SERIES--                         MID-CAP
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                  GROWTH--CLASS I
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2003           2002(a)          2003           2002(a)          2003           2002(a)          2003           2002(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (222,991)  $    (273,007)  $    (282,085)  $    (486,683)  $       6,211   $       7,089   $     (69,334)  $     (27,511)
       (1,604,575)     (2,594,462)     (4,664,295)     (8,468,022)         16,162        (125,455)       (194,925)        (60,285)
               --              --              --              --              --              --              --              --
        7,223,602      (5,326,780)     12,606,535      (4,091,609)        426,467         (27,232)      1,368,333        (557,953)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,396,036      (8,194,249)      7,660,155     (13,046,314)        448,840        (145,598)      1,104,074        (645,749)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          895,386       2,408,914       1,226,447       1,540,618          22,366         205,255         147,242         497,105
       (1,611,515)     (2,216,932)     (2,025,330)     (2,337,459)       (104,866)       (138,440)       (272,161)       (134,446)
         (394,980)       (568,429)       (291,143)       (485,420)        (20,832)             --         (29,572)        (16,859)
        1,359,702       4,395,598       1,086,641       2,847,962         468,628         563,809         875,524       1,867,923
         (834,702)     (2,974,318)     (1,257,567)     (6,570,408)        590,358        (138,992)      3,441,423         829,316
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (586,109)      1,044,833      (1,260,952)     (5,004,707)        955,654         491,632       4,162,456       3,043,039
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (14,576)         29,895         (20,566)         47,938          (1,207)            635          (2,836)          1,790
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        4,795,351      (7,119,521)      6,378,637     (18,003,083)      1,403,287         346,669       5,263,694       2,399,080
       27,221,183      34,340,704      34,537,955      52,541,038         740,066         393,397       3,046,981         647,901
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  32,016,534   $  27,221,183   $  40,916,592   $  34,537,955   $   2,143,353   $     740,066   $   8,310,675   $   3,046,981
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                                                  Van Eck
                                                               T. Rowe Price                     Worldwide
                                                                  Equity                           Hard
                                                             Income Portfolio                     Assets
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)         2003(b)         2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     421,520   $     324,257   $    (116,038)  $     (72,490)
    Net realized gain (loss) on investments..........     (1,529,969)     (3,020,615)        (75,442)       (555,541)
    Realized gain distribution received..............             --         115,918              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     32,535,177     (16,792,258)      4,670,344        (371,780)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     31,426,728     (19,372,698)      4,478,864        (999,811)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      8,988,647      14,114,112       2,302,435       1,031,243
    Policyowners' surrenders.........................     (7,703,430)     (7,417,923)       (959,101)       (563,324)
    Policyowners' annuity and death benefits.........     (1,173,937)     (1,480,499)       (232,312)       (180,925)
    Net transfers from (to) Fixed Account............     13,285,554      30,489,156       1,491,196       1,795,782
    Transfers between Investment Divisions...........     11,156,473       4,109,856       2,024,174       4,090,054
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     24,553,307      39,814,702       4,626,392       6,172,830
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (84,219)         86,003         (12,446)          4,897
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     55,895,816      20,528,007       9,092,810       5,177,916
NET ASSETS:
    Beginning of year................................    116,618,186      96,090,179       8,955,089       3,777,173
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 172,514,002   $ 116,618,186   $  18,047,899   $   8,955,089
                                                       =============   =============   =============   =============

                                                                Van Kampen
                                                                    UIF
                                                             Emerging Markets
                                                                 Equity--
                                                                  Class I
                                                       -----------------------------
                                                           2003           2002(a)
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (493,604)  $    (480,356)
    Net realized gain (loss) on investments..........       (463,160)     (1,324,415)
    Realized gain distribution received..............             --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     16,827,765       1,026,842
                                                       -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     15,871,001        (777,929)
                                                       -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      1,178,764       2,027,022
    Policyowners' surrenders.........................     (2,253,626)     (3,707,217)
    Policyowners' annuity and death benefits.........       (185,044)       (187,905)
    Net transfers from (to) Fixed Account............      1,322,283       1,506,146
    Transfers between Investment Divisions...........     (1,193,319)     (4,549,358)
                                                       -------------   -------------
      Net contributions and (withdrawals)............     (1,130,942)     (4,911,312)
                                                       -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (41,230)         12,568
                                                       -------------   -------------
        Increase (decrease) in net assets............     14,698,829      (5,676,673)
NET ASSETS:
    Beginning of year................................     25,761,031      31,437,704
                                                       -------------   -------------
    End of year......................................  $  40,459,860   $  25,761,031
                                                       =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

For the years ended December 31, 2003
and December 31, 2002

                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)......................   $     669,046      $     (35,306)     $     358,567
    Net realized gain (loss) on investments...........          (9,433)             3,797             10,159
    Realized gain distribution received...............         451,604                 --                 --
    Change in unrealized appreciation (depreciation)
      on investments..................................        (967,216)           907,201            937,676
                                                         -------------      -------------      -------------
      Net increase (decrease) in net assets resulting
        from operations...............................         144,001            875,692          1,306,402
                                                         -------------      -------------      -------------
  Contributions and (Withdrawals):
    Payments received from policyowners...............      16,184,310         12,149,453         17,816,107
    Policyowners' surrenders..........................        (134,737)           (55,367)           (93,399)
    Policyowners' annuity and death benefits..........         (22,694)                --             (2,472)
    Net transfers from (to) Fixed Account.............       2,804,694          1,409,906          3,058,428
    Transfers between Investment Divisions............         (86,376)           509,713            536,450
                                                         -------------      -------------      -------------
      Net contributions and (withdrawals).............      18,745,197         14,013,705         21,315,114
                                                         -------------      -------------      -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account................            (625)            (1,720)            (2,639)
                                                         -------------      -------------      -------------
        Increase (decrease) in net assets.............      18,888,573         14,887,677         22,618,877
NET ASSETS:
    Beginning of year.................................              --                 --                 --
                                                         -------------      -------------      -------------
    End of year.......................................   $  18,888,573      $  14,887,677      $  22,618,877
                                                         =============      =============      =============

                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)......................   $     100,083      $      (3,743)     $     (50,908)
    Net realized gain (loss) on investments...........             584              4,307             16,617
    Realized gain distribution received...............              --                 --                 --
    Change in unrealized appreciation (depreciation)
      on investments..................................         730,172            660,013          1,056,186
                                                         -------------      -------------      -------------
      Net increase (decrease) in net assets resulting
        from operations...............................         830,839            660,577          1,021,895
                                                         -------------      -------------      -------------
  Contributions and (Withdrawals):
    Payments received from policyowners...............       6,487,226          6,647,592         12,366,489
    Policyowners' surrenders..........................         (20,173)           (24,107)           (42,443)
    Policyowners' annuity and death benefits..........              --                 --                 --
    Net transfers from (to) Fixed Account.............         777,923            754,227          1,429,279
    Transfers between Investment Divisions............         506,598            392,621            967,172
                                                         -------------      -------------      -------------
      Net contributions and (withdrawals).............       7,751,574          7,770,333         14,720,497
                                                         -------------      -------------      -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account................          (1,754)            (1,225)            (1,707)
                                                         -------------      -------------      -------------
        Increase (decrease) in net assets.............       8,580,659          8,429,685         15,740,685
NET ASSETS:
    Beginning of year.................................              --                 --                 --
                                                         -------------      -------------      -------------
    End of year.......................................   $   8,580,659      $   8,429,685      $  15,740,685
                                                         =============      =============      =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                               MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--   INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $      75,068      $     536,713      $      48,214      $   4,572,088      $     289,627
             2,824            (23,739)             8,375             75,226              8,627
                --                 --                 --                 --                 --
         1,397,565           (461,521)           660,345           (427,034)         2,344,601
     -------------      -------------      -------------      -------------      -------------
         1,475,457             51,453            716,934          4,220,280          2,642,855
     -------------      -------------      -------------      -------------      -------------
        12,558,709         11,550,843          7,989,297         62,557,554         30,225,134
          (148,820)          (111,045)           (30,782)          (510,614)          (126,507)
            (9,982)           (21,357)                --            (16,408)                --
         1,967,194          1,798,730            864,374          6,778,138          3,826,016
           767,872           (163,918)           259,250          3,406,645          1,550,382
     -------------      -------------      -------------      -------------      -------------
        15,134,973         13,053,253          9,082,139         72,215,315         35,475,025
     -------------      -------------      -------------      -------------      -------------
            (2,880)              (410)            (1,506)            (8,981)            (5,577)
     -------------      -------------      -------------      -------------      -------------
        16,607,550         13,104,296          9,797,567         76,426,614         38,112,303
                --                 --                 --                 --                 --
     -------------      -------------      -------------      -------------      -------------
     $  16,607,550      $  13,104,296      $   9,797,567      $  76,426,614      $  38,112,303
     =============      =============      =============      =============      =============

      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
     $     (42,984)     $     151,742      $     132,011       $      33,732      $      16,252
           101,617              8,420              5,578               2,148              1,536
                --                 --                 --                  --                 --
           924,548            318,435          1,078,395             269,166            406,307
     -------------      -------------      -------------       -------------      -------------
           983,181            478,597          1,215,984             305,046            424,095
     -------------      -------------      -------------       -------------      -------------
        10,104,785          9,409,022         11,071,138           2,939,211          4,252,337
           (63,684)           (64,750)           (45,141)            (20,244)           (12,409)
                --             (1,839)            (1,873)                 --                 --
         1,588,488          1,240,638          1,672,577             494,253            786,074
         1,007,218            626,032            604,755             235,857            257,778
     -------------      -------------      -------------       -------------      -------------
        12,636,807         11,209,103         13,301,456           3,649,077          5,283,780
     -------------      -------------      -------------       -------------      -------------
            (1,549)              (941)            (2,453)               (625)              (878)
     -------------      -------------      -------------       -------------      -------------
        13,618,439         11,686,759         14,514,987           3,953,498          5,706,997
                --                 --                 --                  --                 --
     -------------      -------------      -------------       -------------      -------------
     $  13,618,439      $  11,686,759      $  14,514,987       $   3,953,498      $   5,706,997
     =============      =============      =============       =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                             MainStay VP        MainStay VP
                                                             Eagle Asset        Lord Abbett       Alger American
                                                              Management         Developing           Small
                                                           Growth Equity--        Growth--       Capitalization--
                                                            Service Class      Service Class      Class S Shares
                                                           ----------------   ----------------   ----------------
                                                                 2003               2003               2003
                                                           ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..........................   $     (18,715)     $     (14,763)     $     (12,957)
   Net realized gain (loss) on investments...............           8,458              9,907              3,323
   Realized gain distribution received...................              --                 --                 --
   Change in unrealized appreciation (depreciation) on
     investments.........................................         401,277            162,697            265,197
                                                            -------------      -------------      -------------
     Net increase (decrease) in net assets resulting from
       operations........................................         391,020            157,841            255,563
                                                            -------------      -------------      -------------
 Contributions and (Withdrawals):
   Payments received from policyowners...................       5,659,004          3,453,771          3,487,235
   Policyowners' surrenders..............................         (26,883)           (22,215)           (12,836)
   Policyowners' annuity and death benefits..............              --                 --                 --
   Net transfers from (to) Fixed Account.................         760,252            385,802            381,569
   Transfers between Investment Divisions................         332,119            263,554            246,929
                                                            -------------      -------------      -------------
     Net contributions and (withdrawals).................       6,724,492          4,080,912          4,102,897
                                                            -------------      -------------      -------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained
     by the Separate Account.............................            (758)              (157)              (395)
                                                            -------------      -------------      -------------
       Increase (decrease) in net assets.................       7,114,754          4,238,596          4,358,065
NET ASSETS:
   Beginning of year.....................................              --                 --                 --
                                                            -------------      -------------      -------------
   End of year...........................................   $   7,114,754      $   4,238,596      $   4,358,065
                                                            =============      =============      =============


                                                           Janus Aspen Series
                                                               Worldwide        MFS(R) INVESTORS        MFS(R)
                                                                GROWTH--         TRUST SERIES--    RESEARCH SERIES--
                                                             SERVICE SHARES      SERVICE CLASS       SERVICE CLASS
                                                           ------------------   ----------------   -----------------
                                                                  2003                2003               2003
                                                           ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..........................     $      (9,168)     $      (4,088)      $      (6,664)
   Net realized gain (loss) on investments...............             5,488              2,765                 890
   Realized gain distribution received...................                --                 --                  --
   Change in unrealized appreciation (depreciation) on
     investments.........................................           552,083             69,400             119,316
                                                              -------------      -------------       -------------
     Net increase (decrease) in net assets resulting from
       operations........................................           548,403             68,077             113,542
                                                              -------------      -------------       -------------
 Contributions and (Withdrawals):
   Payments received from policyowners...................         5,688,873            840,705           1,261,053
   Policyowners' surrenders..............................           (25,856)            (2,718)             (2,817)
   Policyowners' annuity and death benefits..............                --                 --                  --
   Net transfers from (to) Fixed Account.................           756,492            177,860             189,489
   Transfers between Investment Divisions................           203,774             35,184             212,793
                                                              -------------      -------------       -------------
     Net contributions and (withdrawals).................         6,623,283          1,051,031           1,660,518
                                                              -------------      -------------       -------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained
     by the Separate Account.............................            (1,192)              (151)               (252)
                                                              -------------      -------------       -------------
       Increase (decrease) in net assets.................         7,170,494          1,118,957           1,773,808
NET ASSETS:
   Beginning of year.....................................                --                 --                  --
                                                              -------------      -------------       -------------
   End of year...........................................     $   7,170,494      $   1,118,957       $   1,773,808
                                                              =============      =============       =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(c) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

       DREYFUS IP
       TECHNOLOGY      FIDELITY(R) VIP    FIDELITY(R) VIP    FIDELITY(R) VIP       JANUS ASPEN
        GROWTH--       CONTRAFUND(R)--    EQUITY-INCOME--       MID CAP--       SERIES BALANCED--
     SERVICE SHARES    SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES
    ----------------   ----------------   ----------------   ----------------   -----------------
          2003               2003               2003             2003(c)              2003
-------------------------------------------------------------------------------------------------
     $     (28,950)     $     (62,633)     $     (54,055)     $      (9,128)      $     128,799
            30,527              7,697              9,678              5,852               5,656
                --                 --                 --                 --                  --
           467,105          1,333,185          1,500,408            297,094             917,096
     -------------      -------------      -------------      -------------       -------------
           468,682          1,278,249          1,456,031            293,818           1,051,551
     -------------      -------------      -------------      -------------       -------------
         6,715,921         14,442,367         13,722,795          1,861,787          20,254,818
           (22,108)           (72,874)           (69,883)           (36,974)           (105,144)
                --                 --             (8,028)                --                  --
           585,804          2,527,803          1,661,505            316,111           3,134,124
           446,667          1,042,665            488,394          2,629,850             302,659
     -------------      -------------      -------------      -------------       -------------
         7,726,284         17,939,961         15,794,783          4,770,774          23,586,457
     -------------      -------------      -------------      -------------       -------------
              (670)            (2,511)            (3,060)              (398)             (2,405)
     -------------      -------------      -------------      -------------       -------------
         8,194,296         19,215,699         17,247,754          5,064,194          24,635,603
                --                 --                 --                 --                  --
     -------------      -------------      -------------      -------------       -------------
     $   8,194,296      $  19,215,699      $  17,247,754      $   5,064,194       $  24,635,603
     =============      =============      =============      =============       =============

                          NEUBERGER
                          BERMAN AMT                          VAN KAMPEN UIF
    MFS(R) UTILITIES       MID-CAP         T. ROWE PRICE         EMERGING
        SERIES--           GROWTH--        EQUITY INCOME     MARKETS EQUITY--
     SERVICE CLASS         CLASS S         PORTFOLIO--II         CLASS II
    ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003
-----------------------------------------------------------------------------
     $        (295)     $      (1,867)     $      28,151      $      (6,522)
                 4                231            (11,111)            30,499
                --                 --                 --                 --
            11,177             27,641          1,323,740            234,981
     -------------      -------------      -------------      -------------
            10,886             26,005          1,340,780            258,958
     -------------      -------------      -------------      -------------
           137,548            208,242         13,752,482          1,877,349
                --             (2,463)           (69,148)            (5,182)
                --                 --            (22,489)                --
             9,469            262,967          1,917,938            149,329
               (17)            23,747            911,110            591,097
     -------------      -------------      -------------      -------------
           147,000            492,493         16,489,893          2,612,593
     -------------      -------------      -------------      -------------
               (14)               (50)            18,413               (392)
     -------------      -------------      -------------      -------------
           157,872            518,448         17,849,086          2,871,159
                --                 --                 --                 --
     -------------      -------------      -------------      -------------
     $     157,872      $     518,448      $  17,849,086      $   2,871,159
     =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-III ("Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages(R) Access Variable Annuity and MainStay Access Variable Annuity), Series III policies (LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity), Series IV policies (LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity), Series V policies (LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity) and Series VI policies (LifeStages(R) Premium Plus II Variable Annuity, MainStay Premium Plus II Variable Annuity and AmSouth Premium Plus II Variable Annuity). Sales of the Series II policies were discontinued effective February 28, 2003 for the LifeStages(R) Access Variable Annuity and October 14, 2002 for the MainStay Access Variable Annuity. This account was established to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Variable Insurance Funds, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co. LLC, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

  The following investment divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond--Initial Class
MainStay VP Capital Appreciation--Initial Class
MainStay VP Cash Management
MainStay VP Convertible--Initial Class
MainStay VP Equity Income--Initial Class
MainStay VP Government--Initial Class
MainStay VP Growth Equity--Initial Class
MainStay VP High Yield Corporate Bond--Initial Class
MainStay VP Indexed Equity--Initial Class
MainStay VP International Equity--Initial Class
MainStay VP Mid Cap Core--Initial Class
MainStay VP Mid Cap Growth--Initial Class
MainStay VP Small Cap Growth--Initial Class
MainStay VP Total Return--Initial Class
MainStay VP Value--Initial Class
MainStay VP American Century Income &
  Growth--Initial Class
MainStay VP Dreyfus Large Company Value--Initial Class
MainStay VP Eagle Asset Management Growth
  Equity--Initial Class
MainStay VP Lord Abbett Developing Growth--
  Initial Class
Alger American Small Capitalization--Class O Shares
AmSouth Enhanced Market Fund
AmSouth International Equity Fund
AmSouth Large Cap Fund
AmSouth Mid Cap Fund
Calvert Social Balanced
Dreyfus IP Technology Growth--Initial Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
MFS(R) Investors Trust Series--Initial Class

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth--Class I
T. Rowe Price Equity Income Portfolio
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Equity--Class I
MainStay VP Bond--Service Class
MainStay VP Capital Appreciation--Service Class
MainStay VP Convertible--Service Class
MainStay VP Equity Income--Service Class
MainStay VP Government--Service Class
MainStay VP Growth Equity--Service Class
MainStay VP High Yield Corporate Bond--Service Class
MainStay VP Indexed Equity--Service Class
MainStay VP International Equity--Service Class
MainStay VP Mid Cap Core--Service Class
MainStay VP Mid Cap Growth--Service Class
MainStay VP Small Cap Growth--Service Class
MainStay VP Total Return--Service Class
MainStay VP Value--Service Class
MainStay VP American Century Income & Growth--
  Service Class
MainStay VP Dreyfus Large Company Value--
  Service Class
MainStay Eagle Asset Management Growth
  Equity--Service Class
MainStay VP Lord Abbett Developing Growth--
  Service Class
Alger American Small Capitalization--Class S Shares
Dreyfus IP Technology Growth--Service Shares
Fidelity(R) VIP Contrafund(R)--Service Class 2
Fidelity(R) VIP Equity-Income--Service Class 2
Fidelity(R) VIP Mid Cap--Service Class 2
Janus Aspen Series Balanced--Service Shares
Janus Aspen Series Worldwide Growth--Service Shares
MFS(R) Investors Trust Series--Service Class
MFS(R) Research Series--Service Class
MFS(R) Utilities Series--Service Class
Neuberger Berman AMT Mid-Cap Growth--Class S
T. Rowe Price Equity Income Portfolio--II
Van Kampen UIF Emerging Markets Equity--Class II

  Not all investment divisions are available under all policies.

  For all policies within Series I, III, IV, V and VI, initial premium payments are allocated to the Investment Divisions, Fixed Account(s) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For Series IV policies, there are two Fixed Accounts available, a one year and a three year Fixed Account. For Series I, III, IV, V and VI, subsequent premium payments are allocated to the Investment Divisions, one year Fixed Account, three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the Business Day they are received. For Series II policies, subsequent premium payments are not permitted. In those states where NYLIAC offers a single premium version of the Series III policies, only one premium payment is allowed. In those states where NYLIAC offers a modified version of the Series IV and V policies, subsequent premium payments are allowed only during the first policy year. In addition, for Series I, II, III, V and VI policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC subject to certain restrictions. For Series IV policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one year Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2003, the investments of the Separate Account are as follows:


                                                                                  MAINSTAY VP
                                                            MAINSTAY VP             CAPITAL             MAINSTAY VP
                                                              BOND--             APPRECIATION--            CASH
                                                           INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                                                           --------------------------------------------------------
Number of shares.........................................       20,993                 20,055              240,252
Identified cost..........................................     $284,161               $609,782           $  240,260


                                                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                               MID CAP               MID CAP              SMALL CAP
                                                               CORE--               GROWTH--              GROWTH--
                                                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                                                            ---------------------------------------------------------
Number of shares..........................................        3,658                 6,412                  6,672
Identified cost...........................................     $ 33,451              $ 52,232             $   54,981

  Investment activity for the year ended December 31, 2003, was as follows:


                                                                                  MAINSTAY VP
                                                            MAINSTAY VP             CAPITAL             MAINSTAY VP
                                                              BOND--             APPRECIATION--            CASH
                                                           INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                                                           --------------------------------------------------------
Purchases................................................     $ 80,212               $ 21,876           $  797,222
Proceeds from sales......................................       61,395                 43,995              922,366


                                                            MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                              MID CAP               MID CAP              SMALL CAP
                                                              CORE--               GROWTH--              GROWTH--
                                                           INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                                                           ---------------------------------------------------------
Purchases................................................     $ 14,641              $ 33,386             $   30,823
Proceeds from sales......................................        3,450                 2,349                  5,190

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
         20,851            10,236            23,372            17,127             83,093            28,108             4,074
       $228,463          $ 95,121          $257,543          $405,439           $754,935          $717,959          $ 41,642

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
         16,646            16,873             5,232             4,890            10,402             3,860              4,233
       $312,942          $256,545          $ 56,310          $ 48,380          $161,543          $ 34,556           $ 65,284


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
       $ 46,299          $ 27,944          $ 98,962          $ 18,150           $255,627          $ 60,617          $183,318
         13,119             5,101           131,426            32,210             84,299            54,710           173,526

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
       $ 21,914          $ 23,787          $  9,074          $ 10,165          $ 13,318          $ 10,653           $ 34,841
         25,056            19,363            14,067            12,608            13,729             5,646             33,415

--------------------------------------------------------------------------------


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                             MARKET FUND       EQUITY FUND       LARGE CAP FUND       MID CAP FUND       BALANCED
                            ----------------------------------------------------------------------------------------
Number of shares..........          306               41                 462                 189           22,290
Identified cost...........     $  2,391         $    317            $  3,777            $  1,326         $ 42,135

                                                                                                        VAN KAMPEN
                                                NEUBERGER                                                   UIF
                                MFS(R)         BERMAN AMT                               VAN ECK          EMERGING
                              UTILITIES          MID-CAP         T. ROWE PRICE         WORLDWIDE          MARKETS
                               SERIES--         GROWTH--             EQUITY               HARD           EQUITY--
                            INITIAL CLASS        CLASS I        INCOME PORTFOLIO         ASSETS           CLASS I
                            ----------------------------------------------------------------------------------------
Number of shares..........          135              544               8,576               1,218            4,492
Identified cost...........     $  1,760         $  7,499            $157,810            $ 14,077         $ 40,089


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                             MARKET FUND       EQUITY FUND       LARGE CAP FUND       MID CAP FUND       BALANCED
                            ----------------------------------------------------------------------------------------
Purchases.................     $    674         $    175            $  1,003            $    411         $  9,602
Proceeds from sales.......          165               20                 235                  73            2,919

                                                                                                        VAN KAMPEN
                                                NEUBERGER                                                   UIF
                                MFS(R)         BERMAN AMT                               VAN ECK          EMERGING
                              UTILITIES          MID-CAP         T. ROWE PRICE         WORLDWIDE          MARKETS
                               SERIES--         GROWTH--             EQUITY               HARD           EQUITY--
                            INITIAL CLASS        CLASS I        INCOME PORTFOLIO         ASSETS           CLASS I
                            ----------------------------------------------------------------------------------------
Purchases.................     $  1,403         $  4,945            $ 35,550            $  8,049         $409,273
Proceeds from sales.......          437              836              10,454               3,521          410,915

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                              JANUS ASPEN
                                                            JANUS ASPEN         SERIES            MFS(R)
      DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES           WORLDWIDE         INVESTORS          MFS(R)
      TECHNOLOGY            VIP               VIP           BALANCED--         GROWTH--            TRUST           RESEARCH
       GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
          3,565            15,065             9,764            28,171            11,412             1,967             3,076
       $ 27,034          $351,283          $220,148          $696,376          $462,649          $ 35,507          $ 54,420

                                                                              JANUS ASPEN
                                                            JANUS ASPEN         SERIES            MFS(R)
      DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES           WORLDWIDE         INVESTORS          MFS(R)
      TECHNOLOGY            VIP               VIP           BALANCED--         GROWTH--            TRUST           RESEARCH
       GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
       $ 27,593          $ 31,740          $ 26,448          $ 53,784          $ 98,037          $  3,126          $  3,444
         10,352            20,980            16,541            77,320           128,112             3,937             4,988

--------------------------------------------------------------------------------


                                                                                 MAINSTAY VP
                                                           MAINSTAY VP             CAPITAL              MAINSTAY VP
                                                             BOND--             APPRECIATION--         CONVERTIBLE--
                                                          SERVICE CLASS         SERVICE CLASS          SERVICE CLASS
                                                          -----------------------------------------------------------
Number of shares........................................       1,414                     722                 2,098
Identified cost.........................................    $ 19,909                $ 14,022              $ 21,742


                                                           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                             MID CAP              SMALL CAP               TOTAL
                                                            GROWTH--              GROWTH--               RETURN--
                                                          SERVICE CLASS         SERVICE CLASS         SERVICE CLASS
                                                          ----------------------------------------------------------
Number of shares........................................       1,669                 1,373                    736
Identified cost.........................................    $ 14,726              $ 12,730               $ 11,400


                                                                                 MAINSTAY VP
                                                           MAINSTAY VP             CAPITAL              MAINSTAY VP
                                                             BOND--             APPRECIATION--         CONVERTIBLE--
                                                          SERVICE CLASS         SERVICE CLASS          SERVICE CLASS
                                                          -----------------------------------------------------------
Purchases...............................................    $ 20,384               $ 14,113               $ 22,078
Proceeds from sales.....................................         466                     94                    346


                                                           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                             MID CAP              SMALL CAP               TOTAL
                                                            GROWTH--              GROWTH--               RETURN--
                                                          SERVICE CLASS         SERVICE CLASS         SERVICE CLASS
                                                          ----------------------------------------------------------
Purchases...............................................    $ 15,143               $ 13,697              $ 11,636
Proceeds from sales.....................................         434                  1,068                   245

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


      MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
        EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL      MAINSTAY VP
       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--       MID CAP CORE--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------------------
          1,565             1,226               524              8,155             1,707               710               768
       $ 15,255          $ 13,604          $  9,165           $ 77,060          $ 35,871          $  7,873          $  7,792

                        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                         AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
                          CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN         DREYFUS IP
      MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL           TECHNOLOGY
        VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--      GROWTH--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------------
            974               383               563               627               496                252               955
       $ 13,477          $  3,695          $  5,316          $  6,733          $  4,087           $  4,103          $  7,750


      MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
        EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL      MAINSTAY VP
       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--       MID CAP CORE--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------------------
       $ 15,316          $ 14,288          $  9,303           $ 78,511          $ 36,056          $  7,911          $  7,842
             64               661               147              1,526               193                38                54

                        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                         AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
                          CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN         DREYFUS IP
      MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL           TECHNOLOGY
        VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--      GROWTH--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------------
       $ 13,553          $  3,791          $  5,364          $  6,901          $  4,172           $  4,126          $  8,045
             82                98                49               176                95                 26               326

--------------------------------------------------------------------------------

                                                     FIDELITY(R)                                              JANUS ASPEN
                                  FIDELITY(R)            VIP            FIDELITY(R)        JANUS ASPEN          SERIES
                                      VIP              EQUITY-            VIP MID            SERIES            WORLDWIDE
                                CONTRAFUND(R)--       INCOME--         CAP-- SERVICE       BALANCED--          GROWTH--
                                SERVICE CLASS 2    SERVICE CLASS 2        CLASS 2        SERVICE SHARES     SERVICE SHARES
                                -------------------------------------------------------------------------------------------
Number of shares..............          840                753                212              1,037                280
Identified cost...............     $ 17,933           $ 15,793           $  4,776           $ 23,789           $  6,638


                                                     FIDELITY(R)                                              JANUS ASPEN
                                  FIDELITY(R)            VIP            FIDELITY(R)        JANUS ASPEN          SERIES
                                      VIP              EQUITY-            VIP MID            SERIES            WORLDWIDE
                                CONTRAFUND(R)--       INCOME--         CAP-- SERVICE       BALANCED--          GROWTH--
                                SERVICE CLASS 2    SERVICE CLASS 2        CLASS 2        SERVICE SHARES     SERVICE SHARES
                                -------------------------------------------------------------------------------------------
Purchases.....................     $ 18,048           $ 15,961           $  4,872           $ 24,231           $  6,760
Proceeds from sales...........          123                178                102                447                127

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                           VAN KAMPEN
        MFS(R)                                           NEUBERGER                            UIF
      INVESTORS          MFS(R)           MFS(R)         BERMAN AMT     T. ROWE PRICE       EMERGING
        TRUST           RESEARCH        UTILITIES         MID-CAP           EQUITY          MARKETS
       SERIES--         SERIES--         SERIES--         GROWTH--          INCOME          EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       CLASS S       PORTFOLIO--II       CLASS II
    ---------------------------------------------------------------------------------------------------
             69              134               10               34              886              318
       $  1,053         $  1,660         $    147         $    492         $ 16,551         $  2,642

                                                                                           VAN KAMPEN
        MFS(R)                                           NEUBERGER                            UIF
      INVESTORS          MFS(R)           MFS(R)         BERMAN AMT     T. ROWE PRICE       EMERGING
        TRUST           RESEARCH        UTILITIES         MID-CAP           EQUITY          MARKETS
       SERIES--         SERIES--         SERIES--         GROWTH--          INCOME          EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       CLASS S       PORTFOLIO--II       CLASS II
    ---------------------------------------------------------------------------------------------------
       $  1,111         $  1,685         $    147         $    496         $ 16,707         $  3,390
             62               26               --                3              144              778

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV, V, and VI policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III and LifeStages(R) Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III and MainStay Premium Plus II Variable Annuity and AmSouth Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge.

  For the LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

  For LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

  All surrender charges are recorded with policyowners' surrenders in the accompanying statement of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III, V and VI policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies, this charge is $40 per policy (may be lower in some states). For Series III, IV, and VI policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II, III, IV, V and VI policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV, V and VI policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45%, 1.85% and 1.75%, respectively of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2003 and 2002 were as follows:


                                                                                                       MAINSTAY VP
                                                                   MAINSTAY VP                           CAPITAL
                                                                     BOND--                          APPRECIATION--
                                                                  INITIAL CLASS                       INITIAL CLASS
                                                            -------------------------           -------------------------
                                                             2003             2002(a)            2003             2002(a)
                                                            -------------------------------------------------------------
SERIES I POLICIES
Units Issued............................................        728            4,226                578               992
Units Redeemed..........................................     (2,394)          (1,283)            (2,779)           (4,650)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................     (1,666)           2,943             (2,201)           (3,658)
                                                            =======           =======           =======           =======
SERIES II POLICIES
Units Issued............................................         30              151                  1                28
Units Redeemed..........................................        (79)             (77)               (15)              (40)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................        (49)              74                (14)              (12)
                                                            =======           =======           =======           =======
SERIES III POLICIES
Units Issued............................................      2,704            2,928              1,861             1,738
Units Redeemed..........................................     (1,053)             (96)              (211)             (441)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................      1,651            2,832              1,650             1,297
                                                            =======           =======           =======           =======
SERIES IV POLICIES
Units Issued............................................      1,268              576                577               397
Units Redeemed..........................................       (287)              (5)               (30)               (1)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................        981              571                547               396
                                                            =======           =======           =======           =======
SERIES V POLICIES
Units Issued............................................         28               13                  4                 1
Units Redeemed..........................................         (8)              --                 --                --
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................         20               13                  4                 1
                                                            =======           =======           =======           =======
SERIES VI POLICIES
Units Issued............................................         --               --                 --                --
Units Redeemed..........................................         --               --                 --                --
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................         --               --                 --                --
                                                            =======           =======           =======           =======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
       MAINSTAY VP        CONVERTIBLE--      EQUITY INCOME--      GOVERNMENT--
     CASH MANAGEMENT      INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
    -----------------   -----------------   -----------------   -----------------
    2003(b)   2002(a)    2003     2002(a)    2003     2002(a)    2003     2002(a)
    -----------------------------------------------------------------------------
    16,976    57,342      1,318    1,258      1,161    3,820        801     8,021
    (94,625)  (54,568)     (707)  (1,176)      (338)    (223)    (4,878)   (1,054)
    -------   -------   -------   -------   -------   -------   -------   -------
    (77,649)   2,774        611       82        823    3,597     (4,077)    6,967
    =======   =======   =======   =======   =======   =======   =======   =======
     8,111    21,890         10       73          8       68         61       195
    (30,445)  (11,353)      (51)     (63)       (10)     (12)      (186)      (36)
    -------   -------   -------   -------   -------   -------   -------   -------
    (22,334)  10,537        (41)      10         (2)      56       (125)      159
    =======   =======   =======   =======   =======   =======   =======   =======
    38,546    41,442      2,022    1,790      1,215    1,695      3,379     3,157
    (55,519)  (6,015)      (171)    (207)      (118)     (30)    (2,204)     (113)
    -------   -------   -------   -------   -------   -------   -------   -------
    (16,973)  35,427      1,851    1,583      1,097    1,665      1,175     3,044
    =======   =======   =======   =======   =======   =======   =======   =======
    23,094     7,273        715      398        726      437      1,547       869
    (11,450)  (2,324)       (28)      (2)       (34)     (15)      (771)       (4)
    -------   -------   -------   -------   -------   -------   -------   -------
    11,644     4,949        687      396        692      422        776       865
    =======   =======   =======   =======   =======   =======   =======   =======
     2,390       200         14        1         15       14         47        16
      (469)      (30)        --       --         --       --        (15)       --
    -------   -------   -------   -------   -------   -------   -------   -------
     1,921       170         14        1         15       14         32        16
    =======   =======   =======   =======   =======   =======   =======   =======
     7,586        --         --       --         --       --         --        --
    (4,699)       --         --       --         --       --         --        --
    -------   -------   -------   -------   -------   -------   -------   -------
     2,887        --         --       --         --       --         --        --
    =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------



                                                                                                       MAINSTAY VP
                                                                    MAINSTAY VP                         HIGH YIELD
                                                                  GROWTH EQUITY--                    CORPORATE BOND--
                                                                   INITIAL CLASS                      INITIAL CLASS
                                                              ------------------------           ------------------------
                                                               2003            2002(a)            2003            2002(a)
                                                              -----------------------------------------------------------
SERIES I POLICIES
Units Issued..............................................       286            1,076             5,528            2,095
Units Redeemed............................................    (1,556)          (2,564)           (2,766)          (2,845)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................    (1,270)          (1,488)            2,762             (750)
                                                              ======           ======            ======           ======
SERIES II POLICIES
Units Issued..............................................         5               35               242              157
Units Redeemed............................................       (72)             (46)             (122)             (51)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       (67)             (11)              120              106
                                                              ======           ======            ======           ======
SERIES III POLICIES
Units Issued..............................................     1,067            1,944             5,210            3,178
Units Redeemed............................................      (321)            (320)             (411)            (233)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       746            1,624             4,799            2,945
                                                              ======           ======            ======           ======
SERIES IV POLICIES
Units Issued..............................................       535              369             2,072              785
Units Redeemed............................................       (32)              (2)              (89)              (9)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       503              367             1,983              776
                                                              ======           ======            ======           ======
SERIES V POLICIES
Units Issued..............................................        20                2               110                6
Units Redeemed............................................        --               --                (4)              --
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................        20                2               106                6
                                                              ======           ======            ======           ======
SERIES VI POLICIES
Units Issued..............................................        --               --                --               --
Units Redeemed............................................        --               --                --               --
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................        --               --                --               --
                                                              ======           ======            ======           ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                  MAINSTAY VP        MAINSTAY VP
      MAINSTAY VP           MAINSTAY VP             MID CAP            MID CAP
    INDEXED EQUITY--   INTERNATIONAL EQUITY--        CORE--            GROWTH--
     INITIAL CLASS         INITIAL CLASS         INITIAL CLASS      INITIAL CLASS
    ----------------   ----------------------   ----------------   ----------------
     2003    2002(a)     2003       2002(a)      2003    2002(a)    2003    2002(a)
    -------------------------------------------------------------------------------
       707    1,462        495          512        585    1,212     2,332      965
    (2,167)  (4,453)      (199)        (116)      (212)     (74)     (102)     (52)
    ------   ------     ------       ------     ------   ------    ------   ------
    (1,460)  (2,991)       296          396        373    1,138     2,230      913
    ======   ======     ======       ======     ======   ======    ======   ======
        24       59        131           27          8        9         6       13
       (47)     (33)      (120)         (25)        (1)      (1)       (6)      (1)
    ------   ------     ------       ------     ------   ------    ------   ------
       (23)      26         11            2          7        8        --       12
    ======   ======     ======       ======     ======   ======    ======   ======
     3,350    4,448        712          360        641      405     1,364      586
      (303)    (362)       (83)         (13)       (21)     (10)      (69)     (19)
    ------   ------     ------       ------     ------   ------    ------   ------
     3,047    4,086        629          347        620      395     1,295      567
    ======   ======     ======       ======     ======   ======    ======   ======
     1,231      665        219           81        253      162       409      200
       (52)      (5)        (8)          (1)       (12)     (10)      (16)      (1)
    ------   ------     ------       ------     ------   ------    ------   ------
     1,179      660        211           80        241      152       393      199
    ======   ======     ======       ======     ======   ======    ======   ======
        13        8          4            1          3        1         5        2
        --       --         --           --         --       --        --       --
    ------   ------     ------       ------     ------   ------    ------   ------
        13        8          4            1          3        1         5        2
    ======   ======     ======       ======     ======   ======    ======   ======
        --       --         --           --         --       --        --       --
        --       --         --           --         --       --        --       --
    ------   ------     ------       ------     ------   ------    ------   ------
        --       --         --           --         --       --        --       --
    ======   ======     ======       ======     ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                       MAINSTAY VP
                                                        SMALL CAP         MAINSTAY VP
                                                         GROWTH--        TOTAL RETURN--
                                                      INITIAL CLASS      INITIAL CLASS
                                                     ----------------   ----------------
                                                      2003    2002(a)    2003    2002(a)
                                                     -----------------------------------
SERIES I POLICIES
Units Issued.......................................   1,825    1,455       268      585
Units Redeemed.....................................    (248)    (141)   (1,327)  (2,711)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................   1,577    1,314    (1,059)  (2,126)
                                                     ======   ======    ======   ======
SERIES II POLICIES
Units Issued.......................................       7       11         4       18
Units Redeemed.....................................      (2)      (1)      (40)     (42)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................       5       10       (36)     (24)
                                                     ======   ======    ======   ======
SERIES III POLICIES
Units Issued.......................................   1,184      753     1,241    1,130
Units Redeemed.....................................     (87)     (54)     (135)     (85)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................   1,097      699     1,106    1,045
                                                     ======   ======    ======   ======
SERIES IV POLICIES
Units Issued.......................................     504      245       435      237
Units Redeemed.....................................     (21)      (2)      (24)      (1)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................     483      243       411      236
                                                     ======   ======    ======   ======
SERIES V POLICIES
Units Issued.......................................       9        2        26        1
Units Redeemed.....................................      --       --        (1)      --
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................       9        2        25        1
                                                     ======   ======    ======   ======
SERIES VI POLICIES
Units Issued.......................................      --       --        --       --
Units Redeemed.....................................      --       --        --       --
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................      --       --        --       --
                                                     ======   ======    ======   ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                 MAINSTAY VP
                          MAINSTAY VP         MAINSTAY VP        EAGLE ASSET
      MAINSTAY VP       AMERICAN CENTURY     DREYFUS LARGE        MANAGEMENT
        VALUE--        INCOME & GROWTH--    COMPANY VALUE--    GROWTH EQUITY--
     INITIAL CLASS       INITIAL CLASS       INITIAL CLASS      INITIAL CLASS
    ----------------   ------------------   ----------------   ----------------
     2003    2002(a)    2003     2002(a)     2003    2002(a)    2003    2002(a)
    ---------------------------------------------------------------------------
       451    1,536       221        473       301      493       176      707
    (1,053)  (1,312)   (1,308)      (605)   (1,208)    (390)     (733)  (1,869)
    ------   ------    ------     ------    ------   ------    ------   ------
      (602)     224    (1,087)      (132)     (907)     103      (557)  (1,162)
    ======   ======    ======     ======    ======   ======    ======   ======
        10       45        10         30         3        9        13       26
       (15)     (12)       (5)        (7)       (4)      (2)       (9)      (8)
    ------   ------    ------     ------    ------   ------    ------   ------
        (5)      33         5         23        (1)       7         4       18
    ======   ======    ======     ======    ======   ======    ======   ======
     1,046    1,899       488        348       540      448       989      794
      (141)    (222)      (68)       (11)      (53)    (120)     (142)    (237)
    ------   ------    ------     ------    ------   ------    ------   ------
       905    1,677       420        337       487      328       847      557
    ======   ======    ======     ======    ======   ======    ======   ======
       685      509       132         65       194      102       235      142
       (43)      (4)       (2)        --       (14)      (1)      (14)      (1)
    ------   ------    ------     ------    ------   ------    ------   ------
       642      505       130         65       180      101       221      141
    ======   ======    ======     ======    ======   ======    ======   ======
        16        6        --         --         3       --         4       --
        --       --        --         --        --       --        --       --
    ------   ------    ------     ------    ------   ------    ------   ------
        16        6        --         --         3       --         4       --
    ======   ======    ======     ======    ======   ======    ======   ======
        --       --        --         --        --       --        --       --
        --       --        --         --        --       --        --       --
    ------   ------    ------     ------    ------   ------    ------   ------
        --       --        --         --        --       --        --       --
    ======   ======    ======     ======    ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                         LORD ABBETT           ALGER AMERICAN
                                                     DEVELOPING GROWTH--   SMALL CAPITALIZATION--
                                                        INITIAL CLASS          CLASS O SHARES
                                                     -------------------   -----------------------
                                                       2003     2002(a)       2003       2002(a)
                                                     ---------------------------------------------
SERIES I POLICIES
Units Issued.......................................     581        167         338            501
Units Redeemed.....................................    (380)      (233)       (536)        (1,173)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................     201        (66)       (198)          (672)
                                                      =====      =====       =====         ======
SERIES II POLICIES
Units Issued.......................................      12         15           6             16
Units Redeemed.....................................      (3)        (2)        (34)            (6)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................       9         13         (28)            10
                                                      =====      =====       =====         ======
SERIES III POLICIES
Units Issued.......................................     455        170         778            487
Units Redeemed.....................................     (18)        (5)       (212)          (124)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................     437        165         566            363
                                                      =====      =====       =====         ======
SERIES IV POLICIES
Units Issued.......................................      92         42         135             46
Units Redeemed.....................................      (2)        --          (6)            --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................      90         42         129             46
                                                      =====      =====       =====         ======
SERIES V POLICIES
Units Issued.......................................       1         --           4             --
Units Redeemed.....................................      --         --          --             --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................       1         --           4             --
                                                      =====      =====       =====         ======
SERIES VI POLICIES
Units Issued.......................................      --         --          --             --
Units Redeemed.....................................      --         --          --             --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................      --         --          --             --
                                                      =====      =====       =====         ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        AMSOUTH           AMSOUTH
       ENHANCED        INTERNATIONAL        AMSOUTH           AMSOUTH
      MARKET FUND       EQUITY FUND     LARGE CAP FUND     MID CAP FUND
    ---------------   ---------------   ---------------   ---------------
    2003(b)   2002    2003(b)   2002    2003(b)   2002    2003(b)   2002
    ---------------------------------------------------------------------
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        68     151        16      20       125     219        51       84
       (14)    (39)       (1)    (13)      (32)    (50)       (8)      (8)
     -----    -----    -----    -----    -----    -----    -----    -----
        54     112        15       7        93     169        43       76
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        12      --         3      --        12      --         7       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        12      --         3      --        12      --         7       --
     =====    =====    =====    =====    =====    =====    =====    =====

--------------------------------------------------------------------------------



                                                          CALVERT             DREYFUS IP
                                                          SOCIAL         TECHNOLOGY GROWTH--
                                                         BALANCED           INITIAL SHARES
                                                     -----------------   --------------------
                                                     2003(b)   2002(a)     2003      2002(a)
                                                     ----------------------------------------
SERIES I POLICIES
Units Issued.......................................     155       211      1,387        545
Units Redeemed.....................................    (127)     (252)      (175)       (55)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      28       (41)     1,212        490
                                                     ======    ======     ======     ======
SERIES II POLICIES
Units Issued.......................................       2         5          4         21
Units Redeemed.....................................      (3)       (1)        (9)        (1)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      (1)        4         (5)        20
                                                     ======    ======     ======     ======
SERIES III POLICIES
Units Issued.......................................     502       323        963        299
Units Redeemed.....................................     (31)      (34)      (106)       (13)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................     471       289        857        286
                                                     ======    ======     ======     ======
SERIES IV POLICIES
Units Issued.......................................     175        38        162         51
Units Redeemed.....................................      (3)       --         (6)        --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................     172        38        156         51
                                                     ======    ======     ======     ======
SERIES V POLICIES
Units Issued.......................................       5         1          2         --
Units Redeemed.....................................      --        --         --         --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................       5         1          2         --
                                                     ======    ======     ======     ======
SERIES VI POLICIES
Units Issued.......................................      43        --         --         --
Units Redeemed.....................................      --        --         --         --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      43        --         --         --
                                                     ======    ======     ======     ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               JANUS ASPEN
                                            JANUS ASPEN           SERIES
      FIDELITY(R)        FIDELITY(R)           SERIES           WORLDWIDE
          VIP                VIP             BALANCED--          GROWTH--
    CONTRAFUND(R)--    EQUITY-INCOME--     INSTITUTIONAL      INSTITUTIONAL
     INITIAL CLASS      INITIAL CLASS          SHARES             SHARES
    ----------------   ----------------   ----------------   ----------------
     2003    2002(a)    2003    2002(a)    2003    2002(a)    2003    2002(a)
    -------------------------------------------------------------------------
       678    1,134       645    1,360       662    2,705       419    1,088
    (1,200)  (1,936)   (1,014)  (1,313)   (3,784)  (4,195)   (3,175)  (3,792)
    ------   ------    ------   ------    ------   ------    ------   ------
      (522)    (802)     (369)      47    (3,122)  (1,490)   (2,756)  (2,704)
    ======   ======    ======   ======    ======   ======    ======   ======
        14       32        14       33        18       80         5       49
        (6)      (7)       (7)      (9)      (37)     (61)      (23)      (9)
    ------   ------    ------   ------    ------   ------    ------   ------
         8       25         7       24       (19)      19       (18)      40
    ======   ======    ======   ======    ======   ======    ======   ======
     2,104    1,653     1,194    1,632     2,516    4,145     1,043    1,390
      (247)    (123)     (198)    (317)     (633)    (445)     (370)    (314)
    ------   ------    ------   ------    ------   ------    ------   ------
     1,857    1,530       996    1,315     1,883    3,700       673    1,076
    ======   ======    ======   ======    ======   ======    ======   ======
       682      428       526      274     1,225      891       414      268
       (37)      (3)      (23)      (4)      (77)      (7)      (22)      (1)
    ------   ------    ------   ------    ------   ------    ------   ------
       645      425       503      270     1,148      884       392      267
    ======   ======    ======   ======    ======   ======    ======   ======
        27        5        27        9        47        9         7       --
        (1)      --        (1)      --        (8)      --        --       --
    ------   ------    ------   ------    ------   ------    ------   ------
        26        5        26        9        39        9         7       --
    ======   ======    ======   ======    ======   ======    ======   ======
        --       --        --       --        --       --        --       --
        --       --        --       --        --       --        --       --
    ------   ------    ------   ------    ------   ------    ------   ------
        --       --        --       --        --       --        --       --
    ======   ======    ======   ======    ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                         MFS(R)            MFS(R)
                                                     INVESTORS TRUST      RESEARCH       MFS(R) UTILITIES
                                                        SERIES--          SERIES--           SERIES--
                                                      INITIAL CLASS     INITIAL CLASS      INITIAL CLASS
                                                     ---------------   ---------------   -----------------
                                                     2003    2002(a)   2003    2002(a)    2003    2002(a)
                                                     -----------------------------------------------------
SERIES I POLICIES
Units Issued.......................................    90       482     101       241       57        38
Units Redeemed.....................................  (343)     (647)   (429)     (991)      (5)       (8)
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................  (253)     (165)   (328)     (750)      52        30
                                                     =====    =====    =====    =====    =====     =====
SERIES II POLICIES
Units Issued.......................................     5        17       1         5        2         1
Units Redeemed.....................................    (1)       (5)     (5)       (7)      (1)       --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................     4        12      (4)       (2)       1         1
                                                     =====    =====    =====    =====    =====     =====
SERIES III POLICIES
Units Issued.......................................   145       307     206       328       82        67
Units Redeemed.....................................   (63)     (131)    (77)     (229)     (10)      (36)
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    82       176     129        99       72        31
                                                     =====    =====    =====    =====    =====     =====
SERIES IV POLICIES
Units Issued.......................................    71        57      64        45        4         4
Units Redeemed.....................................    (2)       --      (2)       --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    69        57      62        45        4         4
                                                     =====    =====    =====    =====    =====     =====
SERIES V POLICIES
Units Issued.......................................     6        --       1        --        1        --
Units Redeemed.....................................    --        --      --        --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................     6        --       1        --        1        --
                                                     =====    =====    =====    =====    =====     =====
SERIES VI POLICIES
Units Issued.......................................    --        --      --        --       --        --
Units Redeemed.....................................    --        --      --        --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    --        --      --        --       --        --
                                                     =====    =====    =====    =====    =====     =====

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                 VAN KAMPEN
    NEUBERGER BERMAN                                                 UIF
       AMT MID-CAP       T. ROWE PRICE         VAN ECK            EMERGING
        GROWTH--         EQUITY INCOME        WORLDWIDE       MARKETS EQUITY--
         CLASS I           PORTFOLIO         HARD ASSETS           CLASS I
    -----------------   ---------------   -----------------   -----------------
     2003    2002(a)    2003    2002(a)   2003(b)   2002(a)    2003    2002(a)
    ---------------------------------------------------------------------------
      279       213     1,172    2,380       183       409      233        276
      (17)      (12)    (603)     (722)      (92)      (73)    (285)      (235)
    -----     -----     -----    -----     -----     -----    -----     ------
      262       201      569     1,658        91       336      (52)        41
    =====     =====     =====    =====     =====     =====    =====     ======
        6         4       33        49        11         4       74         11
       (2)       --      (13)      (20)       (2)       (1)      (3)    (1,009)
    -----     -----     -----    -----     -----     -----    -----     ------
        4         4       20        29         9         3       71       (998)
    =====     =====     =====    =====     =====     =====    =====     ======
      212       159     1,439    1,697       227       229      238        342
      (19)       (6)    (218)     (180)      (27)       (5)     (29)       (23)
    -----     -----     -----    -----     -----     -----    -----     ------
      193       153     1,221    1,517       200       224      209        319
    =====     =====     =====    =====     =====     =====    =====     ======
       36        16      690       422        84        50       55         59
       (1)       --      (26)       (2)       (2)      (11)      (3)        (1)
    -----     -----     -----    -----     -----     -----    -----     ------
       35        16      664       420        82        39       52         58
    =====     =====     =====    =====     =====     =====    =====     ======
        7        --       32        14         4        --        1         --
       --        --       (1)       --        --        --       --         --
    -----     -----     -----    -----     -----     -----    -----     ------
        7        --       31        14         4        --        1         --
    =====     =====     =====    =====     =====     =====    =====     ======
       --        --       --        --        26        --       --         --
       --        --       --        --        --        --       --         --
    -----     -----     -----    -----     -----     -----    -----     ------
       --        --       --        --        26        --       --         --
    =====     =====     =====    =====     =====     =====    =====     ======

--------------------------------------------------------------------------------



                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................        318                250                348
Units Redeemed........................................        (22)                (2)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        296                248                347
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        644                475                709
Units Redeemed........................................         (4)                (1)                (2)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        640                474                707
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        602                407                649
Units Redeemed........................................        (10)                (1)                (5)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        592                406                644
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................         43                  8                 49
Units Redeemed........................................         (2)                --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         41                  8                 49
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        339                198                317
Units Redeemed........................................         (1)                (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        338                197                316
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               MAINSTAY VP
                                                                HIGH YIELD
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         CORPORATE         MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--         BOND--        INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
          208                289                162                 929                609
           (1)               (17)                --                  (9)                (3)
          ---                ---                ---               -----              -----
          207                272                162                 920                606
          ===                ===                ===               =====              =====
           --                 --                 --                  --                 --
           --                 --                 --                  --                 --
          ---                ---                ---               -----              -----
           --                 --                 --                  --                 --
          ===                ===                ===               =====              =====
          559                433                274               2,521              1,219
          (10)               (11)                (1)                (26)                (4)
          ---                ---                ---               -----              -----
          549                422                273               2,495              1,215
          ===                ===                ===               =====              =====
          445                435                294               2,234              1,040
           (3)               (10)                (1)                (10)                (2)
          ---                ---                ---               -----              -----
          442                425                293               2,224              1,038
          ===                ===                ===               =====              =====
           11                 43                  4                 256                121
           --                 --                 (1)                 (1)                (1)
          ---                ---                ---               -----              -----
           11                 43                  3                 255                120
          ===                ===                ===               =====              =====
          219                186                130                 811                417
           (1)                (1)                --                  (2)                (3)
          ---                ---                ---               -----              -----
          218                185                130                 809                414
          ===                ===                ===               =====              =====

--------------------------------------------------------------------------------



                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................        114                126                198
Units Redeemed........................................         --                 (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        114                125                197
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        255                237                434
Units Redeemed........................................         (1)                --                 (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        254                237                433
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        247                229                433
Units Redeemed........................................         (1)                (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        246                228                432
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................          7                 16                 16
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................          7                 16                 16
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        121                113                245
Units Redeemed........................................         --                 --                 (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        121                113                244
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
          194                172                224                  45                 73
           (2)                (1)                (1)                 --                 --
          ---                ---                ---                 ---                ---
          192                171                223                  45                 73
          ===                ===                ===                 ===                ===
           --                 --                 --                  --                 --
           --                 --                 --                  --                 --
          ---                ---                ---                 ---                ---
           --                 --                 --                  --                 --
          ===                ===                ===                 ===                ===
          385                401                442                 127                160
           (1)                (2)                (1)                 (1)                --
          ---                ---                ---                 ---                ---
          384                399                441                 126                160
          ===                ===                ===                 ===                ===
          356                300                393                 124                181
           (3)                (1)                (1)                 (1)                --
          ---                ---                ---                 ---                ---
          353                299                392                 123                181
          ===                ===                ===                 ===                ===
            8                 15                 14                   2                 12
           --                 --                 --                  --                 --
          ---                ---                ---                 ---                ---
            8                 15                 14                   2                 12
          ===                ===                ===                 ===                ===
          180                207                185                  53                 80
           --                 (2)                --                  --                 --
          ---                ---                ---                 ---                ---
          180                205                185                  53                 80
          ===                ===                ===                 ===                ===

--------------------------------------------------------------------------------


                                                          MainStay VP        MainStay VP
                                                          Eagle Asset        Lord Abbett       Alger American
                                                           Management         Developing           Small
                                                        Growth Equity--        Growth--       Capitalization--
                                                         Service Class      Service Class      Class S Shares
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................         74                 56                 55
Units Redeemed........................................         --                 (1)                --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         74                 55                 55
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        248                127                130
Units Redeemed........................................         (1)                --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        247                127                130
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        202                118                132
Units Redeemed........................................         (1)                (1)                --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        201                117                132
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................          6                  6                  2
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................          6                  6                  2
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        114                 61                 41
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        114                 61                 41
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(c) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                             JANUS ASPEN
      DREYFUS IP                                                            JANUS ASPEN         SERIES
      TECHNOLOGY     FIDELITY(R) VIP   FIDELITY(R) VIP     FIDELITY(R)         SERIES         WORLDWIDE
       GROWTH--      CONTRAFUND(R)--   EQUITY-INCOME--    VIP MID CAP--      BALANCED--        GROWTH--
    SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE SHARES   SERVICE SHARES
    --------------   ---------------   ---------------   ---------------   --------------   --------------
         2003             2003              2003             2003(c)            2003             2003
    ------------------------------------------------------------------------------------------------------
         105               321               253               199              413              122
          (1)               (3)               (2)               --               (3)              (1)
         ---               ---               ---               ---              ---              ---
         104               318               251               199              410              121
         ===               ===               ===               ===              ===              ===
          --                --                --                --               --               --
          --                --                --                --               --               --
         ---               ---               ---               ---              ---              ---
          --                --                --                --               --               --
         ===               ===               ===               ===              ===              ===
         248               617               505               110              781              223
          (1)               (1)               (1)               (3)              (2)              --
         ---               ---               ---               ---              ---              ---
         247               616               504               107              779              223
         ===               ===               ===               ===              ===              ===
         230               469               424                95              726              196
          --                (2)               (3)               --               (4)              (1)
         ---               ---               ---               ---              ---              ---
         230               467               421                95              722              195
         ===               ===               ===               ===              ===              ===
           9                29                71                 4               42                2
          --                (1)               --                --               --               --
         ---               ---               ---               ---              ---              ---
           9                28                71                 4               42                2
         ===               ===               ===               ===              ===              ===
         112               219               261                44              388               88
          --                --                (1)               --               (1)              --
         ---               ---               ---               ---              ---              ---
         112               219               260                44              387               88
         ===               ===               ===               ===              ===              ===

--------------------------------------------------------------------------------



                                                          MFS(R) INVESTORS        MFS(R)               MFS(R)
                                                           TRUST SERIES--    RESEARCH SERIES--   UTILITIES SERIES--
                                                           SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                                                          ----------------   -----------------   ------------------
                                                                2003               2003                 2003
                                                          ---------------------------------------------------------
SERIES I POLICIES
Units Issued.............................................        12                  35                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        12                  35                  --
                                                                ===                 ===                 ===
SERIES II POLICIES
Units Issued.............................................        --                  --                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        --                  --                  --
                                                                ===                 ===                 ===
SERIES III POLICIES
Units Issued.............................................        32                  58                   7
Units Redeemed...........................................        (3)                 --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        29                  58                   7
                                                                ===                 ===                 ===
SERIES IV POLICIES
Units Issued.............................................        43                  43                   5
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net increase (decrease)................................        43                  43                   5
                                                                ===                 ===                 ===
SERIES V POLICIES
Units Issued.............................................         1                   1                   1
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................         1                   1                   1
                                                                ===                 ===                 ===
SERIES VI POLICIES
Units Issued.............................................        17                  25                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        17                  25                  --
                                                                ===                 ===                 ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



    NEUBERGER BERMAN                       VAN KAMPEN UIF
      AMT MID-CAP       T. ROWE PRICE         EMERGING
        GROWTH--        EQUITY INCOME     MARKETS EQUITY--
        CLASS S         PORTFOLIO--II         CLASS II
    ----------------   ----------------   ----------------
          2003               2003               2003
    ------------------------------------------------------
            1                228                 31
           --                 (4)                --
          ---                ---                ---
            1                224                 31
          ===                ===                ===
           --                 --                 --
           --                 --                 --
          ---                ---                ---
           --                 --                 --
          ===                ===                ===
           10                519                108
           --                 (1)                --
          ---                ---                ---
           10                518                108
          ===                ===                ===
           24                481                 53
           --                 (3)                --
          ---                ---                ---
           24                478                 53
          ===                ===                ===
            7                 85                 --
           --                 (1)                --
          ---                ---                ---
            7                 84                 --
          ===                ===                ===
            5                292                 22
           --                 --                 --
          ---                ---                ---
            5                292                 22
          ===                ===                ===

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2003, 2002, 2001, 2000, and 1999:


                                                                           MAINSTAY VP
                                                                       BOND--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $196,827   $216,196   $158,984   $ 85,728   $ 82,561
Units Outstanding..................................      12,616     14,282     11,339      6,588      6,871
Variable Accumulation Unit Value...................    $  15.60   $  15.14   $  14.02   $  13.01   $  12.02
Total Return.......................................        3.1%       8.0%       7.8%       8.3%      (2.9%)
Investment Income Ratio............................        3.7%       5.1%       6.4%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,536   $  2,094   $  1,100   $    167   $     --
Units Outstanding..................................         121        170         96         16         --
Variable Accumulation Unit Value...................    $  12.68   $  12.32   $  11.43   $  10.62   $     --
Total Return.......................................        2.9%       7.8%       7.6%       6.2%         --
Investment Income Ratio............................        3.3%       5.5%       6.1%

SERIES III POLICIES (c)
Net Assets.........................................    $ 64,492   $ 42,745   $  7,920   $    188   $     --
Units Outstanding..................................       5,189      3,538        706         18         --
Variable Accumulation Unit Value...................    $  12.43   $  12.08   $  11.21   $  10.43   $     --
Total Return.......................................        2.9%       7.7%       7.5%       4.3%         --
Investment Income Ratio............................        4.2%       8.5%      13.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 17,219   $  6,150   $     --   $     --   $     --
Units Outstanding..................................       1,552        571         --         --         --
Variable Accumulation Unit Value...................    $  11.10   $  10.77   $     --   $     --   $     --
Total Return.......................................        3.0%       7.7%         --         --         --
Investment Income Ratio............................        4.8%      18.9%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    356   $    137   $     --   $     --   $     --
Units Outstanding..................................          33         13         --         --         --
Variable Accumulation Unit Value...................    $  10.80   $  10.52   $     --   $     --   $     --
Total Return.......................................        2.6%       5.2%         --         --         --
Investment Income Ratio............................        4.5%      23.5%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                              MAINSTAY VP                                            MAINSTAY VP
                  CAPITAL APPRECIATION--INITIAL CLASS                              CASH MANAGEMENT
          ----------------------------------------------------   ----------------------------------------------------
            2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
          -----------------------------------------------------------------------------------------------------------
          $377,779   $330,249   $553,783   $748,887   $657,329   $163,925   $263,444   $260,067   $164,643   $294,243
            23,240     25,441     29,099     29,793     23,024    130,435    208,084    205,310    133,091    248,786
          $  16.26   $  12.98   $  19.03   $  25.14   $  28.55   $   1.26   $   1.27   $   1.27   $   1.24   $   1.18
             25.2%     (31.8%)    (24.3%)    (12.0%)     23.7%      (0.7%)     (0.1%)      2.4%       4.6%       3.4%
              0.2%       0.1%       0.1%                             0.7%       1.3%       3.6%

          $    976   $    847   $  1,333   $  1,171   $     --   $  3,796   $ 27,216   $ 16,214   $  4,180   $     --
               160        174        186        123         --      3,657     25,991     15,454      4,074         --
          $   6.11   $   4.88   $   7.17   $   9.48   $     --   $   1.04   $   1.05   $   1.05   $   1.03   $     --
             25.0%     (31.9%)    (24.4%)     (5.2%)        --      (0.9%)     (0.2%)      2.3%       2.6%         --
              0.2%       0.1%       0.1%                             0.7%       1.4%       3.4%

          $ 25,919   $ 13,383   $ 11,161   $  1,817   $     --   $ 50,236   $ 68,335   $ 31,624   $  2,635   $     --
             4,651      3,001      1,704        210         --     48,830     65,803     30,376      2,586         --
          $   5.57   $   4.46   $   6.55   $   8.67   $     --   $   1.03   $   1.04   $   1.04   $   1.02   $     --
             25.0%     (31.9%)    (24.5%)    (13.3%)        --      (0.9%)     (0.3%)      2.1%       1.9%         --
              0.3%       0.1%       0.2%                             0.7%       1.3%       3.0%

          $  8,812   $  2,958   $     --   $     --   $     --   $ 16,441   $  4,942   $     --   $     --   $     --
               943        396         --         --         --     16,593      4,949         --         --         --
          $   9.34   $   7.46   $     --   $     --   $     --   $   0.99   $   1.00   $     --   $     --   $     --
             25.2%     (25.4%)        --         --         --      (0.8%)     (0.1%)        --         --         --
              0.3%       0.5%         --                             0.6%       1.1%         --

          $     60   $     14   $     --   $     --   $     --   $  2,061   $    170   $     --   $     --   $     --
                 5          1         --         --         --      2,091        170         --         --         --
          $  11.47   $   9.20   $     --   $     --   $     --   $   0.99   $   1.00   $     --   $     --   $     --
             24.7%      (8.0%)        --         --         --      (1.2%)     (0.3%)        --         --         --
              0.3%       1.1%         --                             0.6%       1.0%         --

          $     --   $     --   $     --   $     --   $     --   $  2,868   $     --   $     --   $     --   $     --
                --         --         --         --         --      2,887         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $   0.99   $     --   $     --   $     --   $     --
                --         --         --         --         --      (0.7%)        --         --         --         --
                --         --         --                             0.6%         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                    CONVERTIBLE--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $169,402   $132,023   $144,131   $125,337   $ 65,034
Units Outstanding..................................      10,078      9,467      9,385      7,873      3,826
Variable Accumulation Unit Value...................    $  16.81   $  13.95   $  15.36   $  15.92   $  17.00
Total Return.......................................       20.5%      (9.2%)     (3.5%)     (6.3%)     40.0%
Investment Income Ratio............................        2.4%       2.7%       3.8%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,599   $  1,651   $  1,733   $  1,356   $     --
Units Outstanding..................................         168        209        199        150         --
Variable Accumulation Unit Value...................    $   9.50   $   7.89   $   8.71   $   9.04   $     --
Total Return.......................................       20.4%      (9.3%)     (3.7%)     (9.6%)        --
Investment Income Ratio............................        2.0%       2.6%       3.9%

SERIES III POLICIES (c)
Net Assets.........................................    $ 41,469   $ 20,475   $  9,385   $    703   $     --
Units Outstanding..................................       4,559      2,708      1,125         81         --
Variable Accumulation Unit Value...................    $   9.10   $   7.56   $   8.34   $   8.67   $     --
Total Return.......................................       20.3%      (9.4%)     (3.8%)     (1.3%)        --
Investment Income Ratio............................        2.8%       4.0%       7.5%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 12,094   $  3,675   $     --   $     --   $     --
Units Outstanding..................................       1,083        396         --         --         --
Variable Accumulation Unit Value...................    $  11.17   $   9.27   $     --   $     --   $     --
Total Return.......................................       20.5%      (7.3%)        --         --         --
Investment Income Ratio............................        3.0%      11.7%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    193   $     13   $     --   $     --   $     --
Units Outstanding..................................          15          1         --         --         --
Variable Accumulation Unit Value...................    $  12.44   $  10.37   $     --   $     --   $     --
Total Return.......................................       20.0%       3.7%         --         --         --
Investment Income Ratio............................        4.1%      14.2%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


             MAINSTAY VP
                EQUITY                                   MAINSTAY VP
        INCOME--INITIAL CLASS                     GOVERNMENT--INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $ 65,297   $ 44,528   $ 17,502   $169,701   $230,480   $115,641   $ 59,775   $ 60,001
       6,201      5,378      1,781     11,183     15,260      8,293      4,508      5,008
    $  10.53   $   8.28   $   9.83   $  15.17   $  15.10   $  13.94   $  13.26   $  11.98
       27.2%     (15.8%)     (1.7%)      0.5%       8.3%       5.1%      10.7%      (3.1%)
        1.1%       1.3%       1.6%       3.6%       4.1%       5.4%

    $    678   $    549   $    109   $  1,957   $  3,456   $  1,420   $    281   $     --
          65         67         11        162        287        128         27         --
    $  10.45   $   8.23   $   9.78   $  12.07   $  12.04   $  11.13   $  10.60   $     --
       27.0%     (15.9%)     (2.2%)      0.3%       8.2%       5.0%       6.0%         --
        1.0%       1.6%       2.4%       2.9%       4.5%       5.5%

    $ 30,861   $ 15,132   $  1,409   $ 59,899   $ 45,740   $  8,792   $     47   $     --
       2,903      1,806        141      5,017      3,842        798          5         --
    $  10.63   $   8.38   $   9.96   $  11.94   $  11.91   $  11.01   $  10.49   $     --
       26.9%     (15.9%)     (0.4%)      0.3%       8.1%       5.0%       5.0%         --
        1.2%       2.1%       3.2%       4.2%       6.0%      10.7%

    $ 11,463   $  3,414   $     --   $ 17,692   $  9,291   $     --   $     --   $     --
       1,114        422         --      1,641        865         --         --         --
    $  10.29   $   8.09   $     --   $  10.78   $  10.74   $     --   $     --   $     --
       27.1%     (19.1%)        --       0.4%       7.4%         --         --         --
        1.3%       3.9%         --       4.4%      13.1%         --

    $    302   $    113   $     --   $    508   $    168   $     --   $     --   $     --
          29         14         --         48         16         --         --         --
    $  10.37   $   8.19   $     --   $  10.52   $  10.52   $     --   $     --   $     --
       26.6%     (18.1%)        --         --       5.2%         --         --         --
        1.2%       3.5%         --       5.0%      15.1%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                   GROWTH EQUITY--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $278,265   $244,017   $359,198   $419,759   $317,273
Units Outstanding..................................      13,689     14,959     16,447     15,714     11,321
Variable Accumulation Unit Value...................    $  20.33   $  16.31   $  21.84   $  26.71   $  28.02
Total Return.......................................       24.6%     (25.3%)    (18.2%)     (4.7%)     28.2%
Investment Income Ratio............................        1.0%       0.9%       0.7%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,077   $  1,249   $  1,763   $  1,300   $     --
Units Outstanding..................................         152        219        230        139         --
Variable Accumulation Unit Value...................    $   7.10   $   5.71   $   7.65   $   9.37   $     --
Total Return.......................................       24.4%     (25.4%)    (18.4%)     (6.3%)        --
Investment Income Ratio............................        0.9%       0.9%       0.7%

SERIES III POLICIES (c)
Net Assets.........................................    $ 31,601   $ 21,125   $ 15,827   $  1,542   $     --
Units Outstanding..................................       4,424      3,678      2,054        163         --
Variable Accumulation Unit Value...................    $   7.14   $   5.74   $   7.70   $   9.44   $     --
Total Return.......................................       24.4%     (25.5%)    (18.4%)     (5.6%)        --
Investment Income Ratio............................        1.2%       1.2%       1.4%

SERIES IV POLICIES (d)
Net Assets.........................................    $  8,754   $  2,967   $     --   $     --   $     --
Units Outstanding..................................         870        367         --         --         --
Variable Accumulation Unit Value...................    $  10.07   $   8.08   $     --   $     --   $     --
Total Return.......................................       24.6%     (19.2%)        --         --         --
Investment Income Ratio............................        1.3%       4.6%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    247   $     19   $     --   $     --   $     --
Units Outstanding..................................          22          2         --         --         --
Variable Accumulation Unit Value...................    $  11.37   $   9.16   $     --   $     --   $     --
Total Return.......................................       24.1%      (8.4%)        --         --         --
Investment Income Ratio............................        1.6%       6.0%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
               CORPORATE BOND--INITIAL CLASS                          INDEXED EQUITY--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $617,551   $417,268   $426,004   $374,764   $400,993   $535,415   $447,495   $647,391   $755,167   $684,701
      30,240     27,478     28,228     25,693     25,509     25,814     27,274     30,265     30,595     24,805
    $  20.42   $  15.19   $  15.09   $  14.59   $  15.72   $  20.74   $  16.41   $  21.39   $  24.68   $  27.60
       34.5%       0.6%       3.4%      (7.2%)     11.3%      26.4%     (23.3%)    (13.3%)    (10.6%)     19.0%
        8.0%      10.4%      12.1%                             1.4%       1.2%       1.0%

    $  4,851   $  2,462   $  1,428   $    793   $     --   $  1,788   $  1,559   $  1,826   $  1,266   $     --
         375        255        149         85         --        227        250        224        135         --
    $  12.95   $   9.65   $   9.60   $   9.29   $     --   $   7.87   $   6.23   $   8.14   $   9.40   $     --
       34.3%       0.5%       3.3%      (7.1%)        --      26.2%     (23.4%)    (13.4%)     (6.0%)        --
        9.3%      15.7%      14.2%                             1.3%       1.4%       1.1%

    $118,930   $ 43,111   $ 15,118   $    498   $     --   $ 70,812   $ 37,642   $ 16,799   $  1,988   $     --
       9,345      4,546      1,601         54         --      9,253      6,206      2,120        217         --
    $  12.73   $   9.48   $   9.44   $   9.15   $     --   $   7.65   $   6.07   $   7.92   $   9.16   $     --
       34.2%       0.4%       3.2%      (8.5%)        --      26.2%     (23.5%)    (13.5%)     (8.4%)        --
        9.3%      17.1%      28.7%                             1.6%       1.8%       2.3%

    $ 35,842   $  7,503   $     --   $     --   $     --   $ 19,067   $  5,417   $     --   $     --   $     --
       2,759        776         --         --         --      1,839        660         --         --         --
    $  12.99   $   9.67   $     --   $     --   $     --   $  10.37   $   8.20   $     --   $     --   $     --
       34.4%      (3.3%)        --         --         --      26.4%     (18.0%)        --         --         --
       10.4%      44.0%         --                             1.8%       6.1%         --

    $  1,542   $     66   $     --   $     --   $     --   $    264   $     76   $     --   $     --   $     --
         112          6         --         --         --         21          8         --         --         --
    $  13.75   $  10.27   $     --   $     --   $     --   $  12.39   $   9.84   $     --   $     --   $     --
       33.9%       2.7%         --         --         --      25.8%      (1.6%)        --         --         --
       11.9%      50.4%         --                             1.7%       8.6%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                               INTERNATIONAL EQUITY--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 34,845   $ 23,569   $ 19,878   $ 23,737   $ 22,729
Units Outstanding..................................       2,229      1,933      1,537      1,556      1,204
Variable Accumulation Unit Value...................    $  15.63   $  12.19   $  12.94   $  15.26   $  18.88
Total Return.......................................       28.2%      (5.7%)    (15.2%)    (19.2%)     26.3%
Investment Income Ratio............................        2.1%       1.5%       1.4%

SERIES II POLICIES (b)
Net Assets.........................................    $    425   $    257   $    254   $    169   $     --
Units Outstanding..................................          45         34         32         18         --
Variable Accumulation Unit Value...................    $   9.54   $   7.45   $   7.92   $   9.35   $     --
Total Return.......................................       28.0%      (5.9%)    (15.3%)     (6.5%)        --
Investment Income Ratio............................        0.4%       0.2%       0.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 10,625   $  3,599   $  1,063   $    111   $     --
Units Outstanding..................................       1,110        481        134         12         --
Variable Accumulation Unit Value...................    $   9.57   $   7.48   $   7.95   $   9.40   $     --
Total Return.......................................       27.9%      (5.9%)    (15.4%)     (6.0%)        --
Investment Income Ratio............................        2.3%       2.5%       1.8%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,285   $    707   $     --   $     --   $     --
Units Outstanding..................................         291         80         --         --         --
Variable Accumulation Unit Value...................    $  11.30   $   8.82   $     --   $     --   $     --
Total Return.......................................       28.1%     (11.8%)        --         --         --
Investment Income Ratio............................        2.6%       5.9%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     62   $     14   $     --   $     --   $     --
Units Outstanding..................................           5          1         --         --         --
Variable Accumulation Unit Value...................    $  12.49   $   9.79   $     --   $     --   $     --
Total Return.......................................       27.6%      (2.1%)        --         --         --
Investment Income Ratio............................        2.1%       6.6%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


             MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
               MID CAP                         MID CAP                        SMALL CAP
         CORE--INITIAL CLASS            GROWTH--INITIAL CLASS           GROWTH--INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
     2003       2002       2001      2003       2002       2001      2003       2002       2001
    ---------------------------------------------------------------------------------------------
    $24,078   $ 15,024   $  6,859   $36,546   $ 11,317   $  7,773   $40,155   $ 17,889   $ 12,197
      2,245      1,872        734     3,998      1,768        855     4,177      2,600      1,286
    $ 10.73   $   8.03   $   9.35   $  9.14   $   6.40   $   9.09   $  9.61   $   6.88   $   9.48
      33.6%     (14.1%)     (6.5%)    42.8%     (29.6%)     (9.1%)    39.7%     (27.4%)     (5.2%)
       0.5%       0.4%       0.4%        --         --         --        --         --         --

    $   170   $     69   $     --   $   198   $    142   $     55   $   426   $    267   $    268
         15          8         --        17         17          5        43         38         28
    $ 11.57   $   8.67   $     --   $ 11.68   $   8.19   $  11.65   $  9.86   $   7.07   $   9.76
      33.4%     (13.3%)        --     42.6%     (29.7%)     16.5%     39.5%     (27.5%)     (2.4%)
       0.5%       0.5%         --        --         --         --        --         --         --

    $11,573   $  3,510   $    241   $17,706   $  3,961   $    365   $17,970   $  5,362   $    786
      1,040        420         25     1,901        606         39     1,879        782         83
    $ 11.13   $   8.35   $   9.74   $  9.32   $   6.54   $   9.30   $  9.56   $   6.86   $   9.47
      33.3%     (14.3%)     (2.6%)    42.5%     (29.7%)     (7.0%)    39.4%     (27.6%)     (5.3%)
       0.6%       0.7%       1.3%        --         --         --        --         --         --

    $ 4,278   $  1,240   $     --   $ 5,924   $  1,392   $     --   $ 7,514   $  1,798   $     --
        393        152         --       592        199         --       726        243         --
    $ 10.88   $   8.14   $     --   $ 10.01   $   7.01   $     --   $ 10.35   $   7.41   $     --
      33.5%     (18.6%)        --     42.7%     (29.9%)        --     39.7%     (25.9%)        --
       0.5%       1.0%         --        --         --         --        --         --         --

    $    45   $     10   $     --   $   107   $     15   $     --   $   126   $     14   $     --
          4          1         --         7          2         --        11          2         --
    $ 12.90   $   9.70   $     --   $ 14.50   $  10.20   $     --   $ 11.55   $   8.31   $     --
      33.0%      (3.0%)        --     42.1%       2.0%         --     39.1%     (16.9%)        --
       0.6%       1.1%         --        --         --         --        --         --         --

    $    --   $     --   $     --   $    --   $     --   $     --   $    --   $     --   $     --
         --         --         --        --         --         --        --         --         --
    $    --   $     --   $     --   $    --   $     --   $     --   $    --   $     --   $     --
         --         --         --        --         --         --        --         --         --
         --         --         --        --         --         --        --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                   Total Return--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $233,917   $213,473   $296,704   $338,661   $305,978
Units Outstanding..................................      13,754     14,813     16,939     17,027     14,509
Variable Accumulation Unit Value...................    $  17.01   $  14.41   $  17.52   $  19.89   $  21.09
Total Return.......................................       18.0%     (17.7%)    (11.9%)     (5.7%)     15.4%
Investment Income Ratio............................        1.9%       2.3%       2.5%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,895   $  1,847   $  2,444   $  2,730   $     --
Units Outstanding..................................         242        278        302        297         --
Variable Accumulation Unit Value...................    $   7.83   $   6.64   $   8.09   $   9.20   $     --
Total Return.......................................       17.8%     (17.8%)    (12.1%)     (8.0%)        --
Investment Income Ratio............................        1.7%       2.4%       3.1%

SERIES III POLICIES (c)
Net Assets.........................................    $ 21,510   $ 11,221   $  5,557   $    495   $     --
Units Outstanding..................................       2,868      1,762        717         56         --
Variable Accumulation Unit Value...................    $   7.50   $   6.37   $   7.75   $   8.82   $     --
Total Return.......................................       17.8%     (17.9%)    (12.1%)    (11.8%)        --
Investment Income Ratio............................        2.3%       3.6%       5.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $  6,662   $  2,063   $     --   $     --   $     --
Units Outstanding..................................         647        236         --         --         --
Variable Accumulation Unit Value...................    $  10.29   $   8.73   $     --   $     --   $     --
Total Return.......................................       18.0%     (12.7%)        --         --         --
Investment Income Ratio............................        2.6%      11.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    305   $     12   $     --   $     --   $     --
Units Outstanding..................................          26          1         --         --         --
Variable Accumulation Unit Value...................    $  11.67   $   9.93   $     --   $     --   $     --
Total Return.......................................       17.5%      (0.7%)        --         --         --
Investment Income Ratio............................        3.1%      23.1%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                               MAINSTAY VP
                        MAINSTAY VP                                          AMERICAN CENTURY
                    VALUE--INITIAL CLASS                              INCOME & GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $202,324   $169,824   $213,977   $168,711   $165,397   $ 44,045   $ 43,336   $ 55,929   $ 60,445   $ 50,328
      11,104     11,706     11,482      8,963      9,782      4,374      5,461      5,593      5,454      3,997
    $  18.22   $  14.51   $  18.64   $  18.82   $  16.91   $  10.07   $   7.94   $  10.00   $  11.08   $  12.59
       25.6%     (22.2%)     (1.0%)     11.3%       7.3%      26.9%     (20.6%)     (9.8%)    (12.0%)     16.0%
        1.6%       1.4%       1.6%                             1.4%       1.1%       0.8%

    $  1,072   $    903   $    802   $    239   $     --   $    309   $    213   $     71   $    154   $     --
         101        106         73         22         --         37         32          9         17         --
    $  10.64   $   8.49   $  10.92   $  11.04   $     --   $   8.33   $   6.57   $   8.29   $   9.21   $     --
       25.4%     (22.3%)     (1.1%)     10.4%         --      26.7%     (20.8%)    (10.0%)     (7.9%)        --
        1.6%       1.5%       2.2%                             1.6%       1.8%       0.9%

    $ 36,811   $ 22,026   $ 10,836   $     69   $     --   $  7,574   $  3,274   $  1,388   $    218   $     --
       3,619      2,714      1,037          7         --        927        507        170         24         --
    $  10.17   $   8.11   $  10.44   $  10.57   $     --   $   8.17   $   6.45   $   8.15   $   9.05   $     --
       25.4%     (22.3%)     (1.2%)      5.7%         --      26.7%     (20.8%)     (9.9%)     (9.5%)        --
        1.8%       2.1%       3.9%                             1.8%       1.7%       1.6%

    $ 11,041   $  3,870   $     --   $     --   $     --   $  2,018   $    529   $     --   $     --   $     --
       1,147        505         --         --         --        195         65         --         --         --
    $   9.63   $   7.67   $     --   $     --   $     --   $  10.34   $   8.15   $     --   $     --   $     --
       25.5%     (23.3%)        --         --         --      26.8%     (18.5%)        --         --         --
        1.9%       6.1%         --                             1.9%       6.2%         --

    $    230   $     50   $     --   $     --   $     --   $      1   $     --   $     --   $     --   $     --
          22          6         --         --         --         --         --         --         --         --
    $  10.43   $   8.34   $     --   $     --   $     --   $  11.44   $     --   $     --   $     --   $     --
       25.0%     (16.6%)        --         --         --      14.4%         --         --         --         --
        2.0%       8.9%         --                             4.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                             Dreyfus
                                                                Large Company Value--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 34,701   $ 34,818   $ 44,680   $ 37,822   $ 25,701
Units Outstanding..................................       3,407      4,314      4,211      3,356      2,397
Variable Accumulation Unit Value...................    $  10.18   $   8.07   $  10.61   $  11.27   $  10.72
Total Return.......................................       26.2%     (23.9%)     (5.9%)      5.1%       5.2%
Investment Income Ratio............................        0.8%       0.6%       0.8%

SERIES II POLICIES (b)
Net Assets.........................................    $    374   $    309   $    336   $    178   $     --
Units Outstanding..................................          40         41         34         17         --
Variable Accumulation Unit Value...................    $   9.43   $   7.49   $   9.86   $  10.49   $     --
Total Return.......................................       26.0%     (24.0%)     (6.0%)      4.9%         --
Investment Income Ratio............................        0.8%       0.6%       0.8%

SERIES III POLICIES (c)
Net Assets.........................................    $ 11,630   $  5,637   $  4,231   $    147   $     --
Units Outstanding..................................       1,249        762        434         14         --
Variable Accumulation Unit Value...................    $   9.31   $   7.40   $   9.74   $  10.37   $     --
Total Return.......................................       25.9%     (24.1%)     (6.1%)      3.7%         --
Investment Income Ratio............................        1.0%       0.8%       1.8%

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,835   $    810   $     --   $     --   $     --
Units Outstanding..................................         281        101         --         --         --
Variable Accumulation Unit Value...................    $  10.07   $   7.99   $     --   $     --   $     --
Total Return.......................................       26.1%     (20.1%)        --         --         --
Investment Income Ratio............................        1.1%       2.5%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     46   $     --   $     --   $     --   $     --
Units Outstanding..................................           3         --         --         --         --
Variable Accumulation Unit Value...................    $  13.28   $     --   $     --   $     --   $     --
Total Return.......................................       32.8%         --         --         --         --
Investment Income Ratio............................        1.8%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        MAINSTAY VP                                            MAINSTAY VP
                        EAGLE ASSET                                            LORD ABBETT
                         MANAGEMENT                                             DEVELOPING
                GROWTH EQUITY--INITIAL CLASS                              GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $ 97,271   $ 82,525   $132,751   $157,719   $ 52,015   $ 25,669   $ 17,566   $ 25,662   $ 29,808   $ 27,072
       7,818      8,375      9,537      9,323      2,730      3,094      2,893      2,959      3,141      2,276
    $  12.44   $   9.85   $  13.92   $  16.92   $  19.06   $   8.30   $   6.07   $   8.67   $   9.49   $  11.89
       26.3%     (29.2%)    (17.7%)    (11.2%)     63.2%      36.6%     (30.0%)     (8.6%)    (20.2%)     30.4%
        0.2%       0.1%         --                               --         --         --

    $    633   $    479   $    537   $    528   $     --   $    225   $    109   $     52   $     85   $     --
          91         87         69         55         --         28         19          6          9         --
    $   6.96   $   5.52   $   7.81   $   9.51   $     --   $   7.95   $   5.83   $   8.33   $   9.13   $     --
       26.1%     (29.3%)    (17.9%)     (4.9%)        --      36.4%     (30.1%)     (8.8%)     (8.7%)        --
        0.2%       0.1%         --                               --         --         --

    $ 16,377   $  8,998   $  9,015   $  1,686   $     --   $  5,667   $  1,601   $    906   $     40   $     --
       2,754      1,907      1,350        207         --        710        273        108          4         --
    $   5.95   $   4.72   $   6.68   $   8.13   $     --   $   7.99   $   5.86   $   8.38   $   9.19   $     --
       26.0%     (29.4%)    (17.8%)    (18.7%)        --      36.3%     (30.1%)     (8.8%)     (8.1%)        --
        0.2%       0.1%         --                               --         --         --

    $  3,610   $  1,117   $     --   $     --   $     --   $  1,394   $    321   $     --   $     --   $     --
         362        141         --         --         --        132         42         --         --         --
    $   9.97   $   7.90   $     --   $     --   $     --   $  10.54   $   7.72   $     --   $     --   $     --
       26.2%     (21.0%)        --         --         --      36.5%     (22.8%)        --         --         --
        0.2%       0.3%         --                               --         --         --

    $     48   $     --   $     --   $     --   $     --   $      8   $     --   $     --   $     --   $     --
           4         --         --         --         --          1         --         --         --         --
    $  12.08   $   9.60   $     --   $     --   $     --   $  13.13   $     --   $     --   $     --   $     --
       25.8%      (4.0%)        --         --         --      31.3%         --         --         --         --
        0.3%         --         --                               --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             Alger
                                                                            American
                                                                             Small
                                                                 Capitalization--Class O Shares
                                                       --------------------------------------------------
                                                        2003       2002       2001       2000      1999
                                                       --------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $60,347   $ 44,207   $ 66,445   $ 93,083   $51,860
Units Outstanding..................................      6,994      7,192      7,864      7,657     3,063
Variable Accumulation Unit Value...................    $  8.63   $   6.15   $   8.45   $  12.16   $ 16.93
Total Return.......................................      40.4%     (27.3%)    (30.5%)    (28.2%)    41.4%
Investment Income Ratio............................         --         --       0.1%

SERIES II POLICIES (b)
Net Assets.........................................    $   418   $    417   $    514   $    588   $    --
Units Outstanding..................................         69         97         87         69        --
Variable Accumulation Unit Value...................    $  6.05   $   4.31   $   5.94   $   8.56   $    --
Total Return.......................................      40.2%     (27.4%)    (30.6%)    (14.4%)       --
Investment Income Ratio............................         --         --         --

SERIES III POLICIES (c)
Net Assets.........................................    $10,455   $  5,200   $  5,162   $  1,125   $    --
Units Outstanding..................................      1,865      1,299        936        142        --
Variable Accumulation Unit Value...................    $  5.61   $   4.00   $   5.51   $   7.95   $    --
Total Return.......................................      40.1%     (27.4%)    (30.7%)    (20.5%)       --
Investment Income Ratio............................         --         --         --

SERIES IV POLICIES (d)
Net Assets.........................................    $ 2,010   $    376   $     --   $     --   $    --
Units Outstanding..................................        175         46         --         --        --
Variable Accumulation Unit Value...................    $ 11.49   $   8.19   $     --   $     --   $    --
Total Return.......................................      40.3%     (18.1%)        --         --        --
Investment Income Ratio............................         --         --         --

SERIES V POLICIES (e)
Net Assets.........................................    $    54   $     --   $     --   $     --   $    --
Units Outstanding..................................          4         --         --         --        --
Variable Accumulation Unit Value...................    $ 13.52   $     --   $     --   $     --   $    --
Total Return.......................................      35.2%         --         --         --        --
Investment Income Ratio............................         --         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $    --   $     --   $     --   $     --   $    --
Units Outstanding..................................         --         --         --         --        --
Variable Accumulation Unit Value...................    $    --   $     --   $     --   $     --   $    --
Total Return.......................................         --         --         --         --        --
Investment Income Ratio............................         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                     AMSOUTH                          AMSOUTH                          AMSOUTH
                     ENHANCED                      INTERNATIONAL                        LARGE
                   MARKET FUND                      EQUITY FUND                        CAP FUND
          ------------------------------   ------------------------------   ------------------------------
            2003       2002       2001       2003       2002       2001       2003       2002       2001
          ------------------------------------------------------------------------------------------------
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $  2,415   $  1,562   $  1,112   $    361   $    139   $    116   $  3,889   $  2,526   $  1,883
               293        239        127         36         21         14        478        385        216
          $   8.24   $   6.53   $   8.75   $  10.16   $   6.71   $   8.16   $   8.13   $   6.57   $   8.72
             26.2%      25.4%     (12.5%)     51.3%     (17.7%)    (18.4%)     23.8%     (24.7%)    (12.8%)
              0.8%       0.5%       0.1%       0.9%       0.3%         --       0.2%       0.2%         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $    133   $     --   $     --   $     32   $     --   $     --   $    134   $     --   $     --
                12         --         --          3         --         --         12         --         --
          $  11.29   $     --   $     --   $  12.59   $     --   $     --   $  10.99   $     --   $     --
             12.9%         --         --      25.9%         --         --       9.9%         --         --
              1.1%         --         --       3.1%         --         --       0.4%         --         --


                     AMSOUTH
                   MID CAP FUND
          ------------------------------
            2003       2002       2001
          ------------------------------
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $  1,412   $    826   $    515
               189        146         70
          $   7.48   $   5.66   $   7.38
             32.0%     (23.2%)    (26.2%)
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     86   $     --   $     --
                 7         --         --
          $  11.78   $     --   $     --
             17.8%         --         --
                --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                             CALVERT
                                                                              SOCIAL
                                                                             BALANCED
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 27,683   $ 23,139   $ 27,380   $ 26,540   $ 18,487
Units Outstanding..................................       1,655      1,627      1,668      1,484        987
Variable Accumulation Unit Value...................    $  16.73   $  14.22   $  16.41   $  17.89   $  18.72
Total Return.......................................       17.7%     (13.4%)     (8.3%)     (4.5%)     10.7%
Investment Income Ratio............................        2.0%       2.7%       3.9%

SERIES II POLICIES (b)
Net Assets.........................................    $    125   $    111   $     98   $    103   $     --
Units Outstanding..................................          14         15         11         11         --
Variable Accumulation Unit Value...................    $   8.71   $   7.42   $   8.57   $   9.36   $     --
Total Return.......................................       17.5%     (13.5%)     (8.4%)     (6.4%)        --
Investment Income Ratio............................        1.8%       3.1%       3.6%

SERIES III POLICIES (c)
Net Assets.........................................    $  8,419   $  3,779   $  1,957   $    177   $     --
Units Outstanding..................................         995        524        235         19         --
Variable Accumulation Unit Value...................    $   8.46   $   7.21   $   8.34   $   9.10   $     --
Total Return.......................................       17.4%     (13.5%)     (8.4%)     (9.0%)        --
Investment Income Ratio............................        2.6%       4.1%       7.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,279   $    352   $     --   $     --   $     --
Units Outstanding..................................         210         38         --         --         --
Variable Accumulation Unit Value...................    $  10.85   $   9.23   $     --   $     --   $     --
Total Return.......................................       17.6%      (7.7%)        --         --         --
Investment Income Ratio............................        3.5%      10.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     70   $      5   $     --   $     --   $     --
Units Outstanding..................................           6          1         --         --         --
Variable Accumulation Unit Value...................    $  11.81   $  10.08   $     --   $     --   $     --
Total Return.......................................       17.1%       0.8%         --         --         --
Investment Income Ratio............................        4.6%      24.6%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $    469   $     --   $     --   $     --   $     --
Units Outstanding..................................          43         --         --         --         --
Variable Accumulation Unit Value...................    $  10.80   $     --   $     --   $     --   $     --
Total Return.......................................        8.0%         --         --         --         --
Investment Income Ratio............................        7.3%         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

              DREYFUS IP                                 FIDELITY(R)
              TECHNOLOGY                                     VIP
               GROWTH--                                CONTRAFUND(R)--
            INITIAL SHARES                              INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $ 17,740   $  4,790   $  3,197   $291,995   $238,091   $279,422   $319,564   $245,305
       2,027        815        325     15,836     16,358     17,160     16,983     12,004
    $   8.75   $   5.88   $   9.84   $  18.44   $  14.56   $  16.28   $  18.82   $  20.44
       48.9%     (40.3%)     (1.6%)     26.7%     (10.6%)    (13.5%)     (7.9%)     22.5%
          --         --         --       0.5%       0.8%       0.8%

    $    182   $    156   $     23   $  1,321   $    981   $    883   $    452   $     --
          17         22          2        136        128        103         46         --
    $  10.67   $   7.18   $  12.03   $   9.69   $   7.66   $   8.58   $   9.93   $     --
       48.6%     (40.3%)     20.3%      26.5%     (10.7%)    (13.6%)     (0.7%)        --
          --         --         --       0.4%       0.8%       0.6%

    $ 10,676   $  2,060   $    587   $ 41,757   $ 19,347   $  9,054   $  1,410   $     --
       1,201        344         58      4,484      2,627      1,097        147         --
    $   8.89   $   5.98   $  10.03   $   9.31   $   7.37   $   8.26   $   9.56   $     --
       48.6%     (40.4%)      0.3%      26.4%     (10.8%)    (13.6%)     (4.4%)        --
          --         --         --       0.3%       0.6%       0.3%

    $  2,206   $    367   $     --   $ 11,685   $  3,664   $     --   $     --   $     --
         207         51         --      1,070        425         --         --         --
    $  10.65   $   7.16   $     --   $  10.93   $   8.63   $     --   $     --   $     --
       48.8%     (28.4%)        --      26.6%     (13.7%)        --         --         --
          --         --         --       0.3%         --         --

    $     32   $     --   $     --   $    398   $     53   $     --   $     --   $     --
           2         --         --         31          5         --         --         --
    $  14.17   $     --   $     --   $  12.99   $  10.30   $     --   $     --   $     --
       41.7%         --         --      26.1%       3.0%         --         --         --
          --         --         --       0.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         FIDELITY(R)
                                                                             VIP
                                                                       Equity-Income--
                                                                        Initial Class
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $179,594   $144,348   $175,541   $158,987   $123,982
Units Outstanding..................................    11,179     11,548     11,501      9,762      8,139
Variable Accumulation Unit Value...................  $  16.07   $  12.50   $  15.26   $  16.29   $  15.23
Total Return.......................................     28.5%     (18.1%)     (6.3%)      6.9%       4.9%
Investment Income Ratio............................      1.8%       1.7%       1.6%

SERIES II POLICIES (b)
Net Assets.........................................  $    877   $    626   $    529   $    286   $     --
Units Outstanding..................................        84         77         53         27         --
Variable Accumulation Unit Value...................  $  10.46   $   8.15   $   9.97   $  10.65   $     --
Total Return.......................................     28.3%     (18.2%)     (6.4%)      6.5%         --
Investment Income Ratio............................      1.8%       1.5%       1.2%

SERIES III POLICIES (c)
Net Assets.........................................  $ 36,552   $ 20,493   $ 12,157   $    275   $     --
Units Outstanding..................................     3,548      2,552      1,237         26         --
Variable Accumulation Unit Value...................  $  10.30   $   8.03   $   9.83   $  10.51   $     --
Total Return.......................................     28.3%     (18.3%)     (6.5%)      5.1%         --
Investment Income Ratio............................      1.5%       1.3%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................  $  8,099   $  2,204   $     --   $     --   $     --
Units Outstanding..................................       773        270         --         --         --
Variable Accumulation Unit Value...................  $  10.47   $   8.15   $     --   $     --   $     --
Total Return.......................................     28.5%     (18.5%)        --         --         --
Investment Income Ratio............................      1.0%         --         --

SERIES V POLICIES (e)
Net Assets.........................................  $    370   $     72   $     --   $     --   $     --
Units Outstanding..................................        35          9         --         --         --
Variable Accumulation Unit Value...................  $  10.54   $   8.24   $     --   $     --   $     --
Total Return.......................................     27.9%     (17.6%)        --         --         --
Investment Income Ratio............................      1.0%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                               JANUS ASPEN
                        JANUS ASPEN                                               SERIES
                           SERIES                                               WORLDWIDE
               BALANCED--INSTITUTIONAL SHARES                          GROWTH--INSTITUTIONAL SHARES
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $541,659   $534,854   $607,299   $598,090   $338,125   $266,039   $250,712   $385,523   $506,390   $329,694
      28,250     31,372     32,862     30,425     16,575     18,103     20,859     23,563     23,672     12,816
    $  19.17   $  17.05   $  18.48   $  19.66   $  20.40   $  14.70   $  12.02   $  16.36   $  21.39   $  25.73
       12.5%      (7.7%)     (6.0%)     (3.6%)     25.0%      22.3%     (26.5%)    (23.5%)    (16.8%)     62.2%
        2.2%       2.4%       2.7%                             1.1%       0.9%       0.5%

    $  2,620   $  2,506   $  2,538   $  1,636   $     --   $  1,136   $  1,024   $  1,111   $  1,165   $     --
         264        283        264        160         --        181        199        159        127         --
    $   9.94   $   8.85   $   9.61   $  10.24   $     --   $   6.27   $   5.13   $   7.00   $   9.16   $     --
       12.3%      (7.9%)     (6.2%)      2.4%         --      22.1%     (26.6%)    (23.6%)     (8.4%)        --
        2.2%       2.5%       3.0%                             1.0%       0.7%       0.5%

    $ 79,154   $ 54,824   $ 26,039   $  2,842   $     --   $ 20,011   $ 13,227   $ 11,124   $  2,806   $     --
       8,458      6,575      2,875        294         --      3,479      2,806      1,730        333         --
    $   9.36   $   8.34   $   9.06   $   9.65   $     --   $   5.75   $   4.71   $   6.43   $   8.42   $     --
       12.2%      (7.9%)     (6.1%)     (3.5%)        --      22.0%     (26.7%)    (23.6%)    (15.8%)        --
        2.4%       3.1%       4.0%                             1.4%       1.0%       0.7%

    $ 21,004   $  8,129   $     --   $     --   $     --   $  6,275   $  2,078   $     --   $     --   $     --
       2,032        884         --         --         --        659        267         --         --         --
    $  10.33   $   9.19   $     --   $     --   $     --   $   9.52   $   7.79   $     --   $     --   $     --
       12.4%      (8.1%)        --         --         --      22.2%     (22.1%)        --         --         --
        2.6%       5.6%         --                             1.3%       2.5%         --

    $    513   $     82   $     --   $     --   $     --   $     84   $     --   $     --   $     --   $     --
          48          9         --         --         --          7         --         --         --         --
    $  10.72   $   9.57   $     --   $     --   $     --   $  12.13   $   9.96   $     --   $     --   $     --
       12.0%      (4.3%)        --         --         --      21.8%      (0.4%)        --         --         --
        2.9%       5.1%         --                             1.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                              MFS(R)
                                                                            INVESTORS
                                                                              TRUST
                                                                      SERIES--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 24,572   $ 22,189   $ 29,963   $ 29,503   $ 18,732
Units Outstanding..................................       2,885      3,138      3,303      2,695      1,685
Variable Accumulation Unit Value...................    $   8.52   $   7.07   $   9.07   $  10.95   $  11.12
Total Return.......................................       20.5%     (22.1%)    (17.2%)     (1.5%)      5.2%
Investment Income Ratio............................        0.7%       0.6%       0.5%

SERIES II POLICIES (b)
Net Assets.........................................    $    340   $    260   $    231   $    102   $     --
Units Outstanding..................................          45         41         29         11         --
Variable Accumulation Unit Value...................    $   7.55   $   6.28   $   8.07   $   9.75   $     --
Total Return.......................................       20.3%     (22.2%)    (17.2%)     (2.5%)        --
Investment Income Ratio............................        0.7%       0.5%       0.4%

SERIES III POLICIES (c)
Net Assets.........................................    $  5,795   $  4,309   $  4,146   $    305   $     --
Units Outstanding..................................         780        698        522         32         --
Variable Accumulation Unit Value...................    $   7.43   $   6.18   $   7.94   $   9.60   $     --
Total Return.......................................       20.2%     (22.2%)    (17.3%)     (4.0%)        --
Investment Income Ratio............................        0.6%       0.5%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $  1,236   $    463   $     --   $     --   $     --
Units Outstanding..................................         126         57         --         --         --
Variable Accumulation Unit Value...................    $   9.80   $   8.14   $     --   $     --   $     --
Total Return.......................................       20.4%     (18.6%)        --         --         --
Investment Income Ratio............................        0.6%         --         --

SERIES V POLICIES (e)
Net Assets.........................................    $     74   $     --   $     --   $     --   $     --
Units Outstanding..................................           6         --         --         --         --
Variable Accumulation Unit Value...................    $  12.46   $     --   $     --   $     --   $     --
Total Return.......................................       24.6%         --         --         --         --
Investment Income Ratio............................        0.3%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                                      NEUBERGER
                                                                                                        BERMAN
                           MFS(R)                                      MFS(R)                            AMT
                          RESEARCH                                   UTILITIES                         MID-CAP
                   SERIES--INITIAL CLASS                       SERIES--INITIAL CLASS               GROWTH--CLASS I
    ----------------------------------------------------   ------------------------------   ------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2003       2002       2001
    ----------------------------------------------------------------------------------------------------------------------
    $ 33,395   $ 29,511   $ 46,896   $ 50,417   $ 13,236   $    870   $    299   $    135   $  4,336   $  1,673   $    464
       3,779      4,107      4,857      4,054        999         97         45         15        511        249         48
    $   8.84   $   7.19   $   9.66   $  12.44   $  13.25   $   9.01   $   6.72   $   8.83   $   8.49   $   6.72   $   9.64
       23.0%     (25.6%)    (22.4%)     (6.2%)     22.3%      34.0%     (23.8%)    (11.7%)     26.3%     (30.3%)     (3.6%)
        0.7%       0.3%         --                             1.7%       2.4%         --         --         --         --

    $    307   $    270   $    376   $    586   $     --   $     16   $     10   $     --   $     69   $     26   $      1
          49         53         55         66         --          2          1         --          8          4         --
    $   6.27   $   5.10   $   6.87   $   8.86   $     --   $  10.62   $   7.93   $  10.43   $   8.75   $   6.94   $   9.98
       22.8%     (25.7%)    (22.5%)    (11.4%)        --      33.8%     (23.9%)      4.3%      26.1%     (30.4%)     (0.2%)
        0.7%       0.3%         --                             2.1%       0.3%         --         --         --         --

    $  6,172   $  4,401   $  5,269   $  1,516   $     --   $  1,138   $    390   $    258   $  3,204   $  1,192   $    184
       1,029        900        801        179         --        134         62         31        364        171         18
    $   6.00   $   4.89   $   6.58   $   8.49   $     --   $   8.49   $   6.35   $   8.35   $   8.81   $   6.99   $  10.05
       22.7%     (25.7%)    (22.5%)    (15.1%)        --      33.7%     (24.0%)    (16.5%)     26.0%     (30.5%)      0.5%
        0.6%       0.3%         --                             2.1%       3.0%         --         --         --         --

    $  1,035   $    357   $     --   $     --   $     --   $    104   $     41   $     --   $    619   $    156   $     --
         107         45         --         --         --          8          4         --         51         16         --
    $   9.69   $   7.89   $     --   $     --   $     --   $  13.64   $  10.18   $     --   $  12.22   $   9.68   $     --
       22.9%     (21.1%)        --         --         --      33.9%       1.8%         --      26.2%      (3.2%)        --
        0.6%         --         --                             2.2%         --         --         --         --         --

    $      8   $     --   $     --   $     --   $     --   $     15   $     --   $     --   $     82   $     --   $     --
           1         --         --         --         --          1         --         --          7         --         --
    $  11.82   $   9.65   $     --   $     --   $     --   $  12.22   $     --   $     --   $  11.85   $   9.42   $     --
       22.5%      (3.5%)        --         --         --      22.2%         --         --      25.8%      (5.8%)        --
        0.2%         --         --                               --         --         --         --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                          T. ROWE PRICE
                                                                              EQUITY
                                                                         INCOME PORTFOLIO
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $117,894   $ 89,634   $ 85,476   $ 42,484   $ 24,724
Units Outstanding..................................       9,625      9,056      7,398      3,679      2,387
Variable Accumulation Unit Value...................    $  12.25   $   9.90   $  11.55   $  11.55   $  10.36
Total Return.......................................       23.7%     (14.3%)        --      11.5%       2.3%
Investment Income Ratio............................        1.7%       1.7%       1.6%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,524   $  1,044   $    902   $    146   $     --
Units Outstanding..................................         130        110         81         13         --
Variable Accumulation Unit Value...................    $  11.70   $   9.47   $  11.07   $  11.08   $     --
Total Return.......................................       23.6%     (14.5%)        --      10.8%         --
Investment Income Ratio............................        1.7%       1.7%       1.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 41,615   $ 22,371   $  9,712   $     98   $     --
Units Outstanding..................................       3,633      2,412        895          9         --
Variable Accumulation Unit Value...................    $  11.45   $   9.27   $  10.85   $  10.86   $     --
Total Return.......................................       23.5%     (14.5%)        --       8.6%         --
Investment Income Ratio............................        1.8%       1.9%       1.9%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 11,020   $  3,453   $     --   $     --   $     --
Units Outstanding..................................       1,084        420         --         --         --
Variable Accumulation Unit Value...................    $  10.17   $   8.22   $     --   $     --   $     --
Total Return.......................................       23.7%     (17.8%)        --         --         --
Investment Income Ratio............................        1.9%       3.1%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    461   $    117   $     --   $     --   $     --
Units Outstanding..................................          45         14         --         --         --
Variable Accumulation Unit Value...................    $  10.36   $   8.41   $     --   $     --   $     --
Total Return.......................................       23.2%     (15.9%)        --         --         --
Investment Income Ratio............................        1.9%       2.7%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        VAN ECK                                         VAN KAMPEN
                       WORLDWIDE                                            UIF
                         HARD                                        EMERGING MARKETS
                        ASSETS                                        EQUITY--CLASS I
    -----------------------------------------------   -----------------------------------------------
     2003      2002      2001      2000      1999      2003      2002      2001      2000      1999
    -------------------------------------------------------------------------------------------------
    $10,239   $ 6,351   $ 3,510   $ 4,929   $ 2,066   $33,055   $22,764   $25,016   $28,721   $23,677
        805       714       378       469       216     3,161     3,213     3,172     3,358     1,659
    $ 12.72   $  8.89   $  9.28   $ 10.51   $  9.57   $ 10.46   $  7.09   $  7.89   $  8.55   $ 14.27
      43.1%     (4.2%)   (11.7%)     9.9%     19.3%     47.6%    (10.2%)    (7.7%)   (40.1%)    93.0%
       0.4%      0.5%      1.4%                            --        --        --

    $   190   $    49   $    29   $    25   $    --   $   697   $   109   $ 5,828   $    38   $    --
         15         6         3         2        --        92        21     1,019         6        --
    $ 12.62   $  8.83   $  9.24   $ 10.48   $    --   $  7.55   $  5.12   $  5.72   $  6.21   $    --
      42.8%     (4.3%)   (11.8%)     4.8%        --     47.4%    (10.4%)    (7.9%)   (37.9%)       --
       0.3%      0.3%      3.8%                            --        --        --

    $ 5,745   $ 2,229   $   238   $    53   $    --   $ 5,409   $ 2,432   $   594   $    54   $    --
        449       249        25         5        --       617       408        89         7        --
    $ 12.79   $  8.96   $  9.37   $ 10.63   $    --   $  8.77   $  5.96   $  6.64   $  7.22   $    --
      42.8%     (4.4%)   (11.9%)     6.3%        --     47.3%    (10.3%)    (8.0%)   (27.8%)       --
       0.4%      0.2%      1.1%                            --        --        --

    $ 1,461   $   326   $    --   $    --   $    --   $ 1,279   $   456   $    --   $    --   $    --
        121        39        --        --        --       110        58        --        --        --
    $ 12.04   $  8.42   $    --   $    --   $    --   $ 11.62   $  7.88   $    --   $    --   $    --
      43.0%    (15.8%)       --        --        --     47.5%    (21.2%)       --        --        --
       0.3%        --        --                            --        --        --

    $    63   $    --   $    --   $    --   $    --   $    19   $    --   $    --   $    --   $    --
          4        --        --        --        --         1        --        --        --        --
    $ 15.24   $    --   $    --   $    --   $    --   $ 14.95   $    --   $    --   $    --   $    --
      52.4%        --        --        --        --     49.5%        --        --        --        --
         --        --        --                            --        --        --

    $   348   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         26        --        --        --        --        --        --        --        --        --
    $ 13.42   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
      34.2%        --        --        --        --        --        --        --        --        --
         --        --        --                            --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $       2,929      $       2,760      $       3,817
Units Outstanding.....................................             296                248                347
Variable Accumulation Unit Value......................   $        9.91      $       11.15      $       10.99
Total Return..........................................           (0.9%)             11.5%               9.9%
Investment Income Ratio...............................           13.3%               0.5%               8.3%

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       6,344      $       5,334      $       7,798
Units Outstanding.....................................             640                474                707
Variable Accumulation Unit Value......................   $        9.91      $       11.26      $       11.03
Total Return..........................................           (0.9%)             12.6%              10.3%
Investment Income Ratio...............................           17.1%               0.6%               9.0%

SERIES IV POLICIES (d)
Net Assets............................................   $       5,867      $       4,522      $       7,040
Units Outstanding.....................................             592                406                644
Variable Accumulation Unit Value......................   $        9.92      $       11.14      $       10.94
Total Return..........................................           (0.8%)             11.4%               9.4%
Investment Income Ratio...............................           15.6%               0.5%               8.5%

SERIES V POLICIES (e)
Net Assets............................................   $         407      $          86      $         533
Units Outstanding.....................................              41                  8                 49
Variable Accumulation Unit Value......................   $        9.83      $       10.98      $       10.91
Total Return..........................................           (1.7%)              9.8%               9.1%
Investment Income Ratio...............................           14.8%               1.3%               9.5%

SERIES VI POLICIES (f)
Net Assets............................................   $       3,343      $       2,186      $       3,430
Units Outstanding.....................................             338                197                316
Variable Accumulation Unit Value......................   $        9.89      $       11.12      $       10.85
Total Return..........................................           (1.1%)             11.2%               8.5%
Investment Income Ratio...............................           14.5%               0.5%               9.2%

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                               MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--   INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $       2,399      $       2,651      $       1,842      $      10,501      $       6,828
               207                272                162                920                606
     $       11.60      $        9.75      $       11.40      $       11.41      $       11.26
             16.0%              (2.5%)             14.0%              14.1%              12.6%
              3.4%              14.3%               3.7%              26.0%               4.6%

     $          --      $          --      $          --      $          --      $          --
                --                 --                 --                 --                 --
     $          --      $          --      $          --      $          --      $          --
                --                 --                 --                 --                 --
                --                 --                 --                 --                 --

     $       6,443      $       4,087      $       3,094      $      28,302      $      13,604
               550                422                273              2,495              1,215
     $       11.72      $        9.69      $       11.34      $       11.35      $       11.20
             17.2%              (3.1%)             13.4%              13.5%              12.0%
              3.8%              18.2%               4.1%              30.0%               5.6%

     $       5,125      $       4,147      $       3,340      $      25,512      $      11,688
               442                425                293              2,224              1,038
     $       11.59      $        9.76      $       11.40      $       11.47      $       11.26
             15.9%              (2.4%)             14.0%              14.7%              12.6%
              3.5%              16.5%               3.4%              26.4%               4.6%

     $         122      $         421      $          38      $       2,901      $       1,344
                11                 43                  3                255                120
     $       11.51      $        9.74      $       11.32      $       11.36      $       11.24
             15.1%              (2.6%)             13.2%              13.6%              12.4%
              4.3%              14.0%               2.4%              27.0%               5.1%

     $       2,519      $       1,800      $       1,484      $       9,211      $       4.649
               218                185                130                809                414
     $       11.57      $        9.73      $       11.38      $       11.39      $       11.24
             15.7%              (2.7%)             13.8%              13.9%              12.4%
              3.8%              16.2%               3.4%              29.6%               5.0%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $       1,340      $       1,477      $       2,376
Units Outstanding.....................................             114                125                197
Variable Accumulation Unit Value......................   $       11.74      $       11.80      $       12.07
Total Return..........................................           17.4%              18.0%              20.7%
Investment Income Ratio...............................            6.9%               1.2%                 --

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       2,933      $       2,774      $       5,125
Units Outstanding.....................................             254                237                434
Variable Accumulation Unit Value......................   $       11.55      $       11.72      $       11.82
Total Return..........................................           15.5%              17.2%              18.2%
Investment Income Ratio...............................            8.0%               1.4%                 --

SERIES IV POLICIES (d)
Net Assets............................................   $       2,849      $       2,677      $       5,111
Units Outstanding.....................................             246                228                432
Variable Accumulation Unit Value......................   $       11.60      $       11.73      $       11.83
Total Return..........................................           16.0%              17.3%              18.3%
Investment Income Ratio...............................            6.6%               1.2%                 --

SERIES V POLICIES (e)
Net Assets............................................   $          78      $         183      $         186
Units Outstanding.....................................               7                 16                 16
Variable Accumulation Unit Value......................   $       11.28      $       11.78      $       11.61
Total Return..........................................           12.8%              17.8%              16.1%
Investment Income Ratio...............................           11.7%               3.0%                 --

SERIES VI POLICIES (f)
Net Assets............................................   $       1,381      $       1,319      $       2,941
Units Outstanding.....................................             121                113                244
Variable Accumulation Unit Value......................   $       11.37      $       11.64      $       12.05
Total Return..........................................           13.7%              16.4%              20.5%
Investment Income Ratio...............................            7.6%               1.4%                 --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
     $       2,355      $       1,835      $       2,572       $         503      $         821
               192                171                223                  45                 73
     $       12.24      $       10.73      $       11.55       $       11.07      $       11.32
             22.4%               7.3%              15.5%               10.7%              13.2%
                --               6.8%               5.3%                5.6%               2.7%

     $          --      $          --      $          --       $          --      $          --
                --                 --                 --                  --                 --
     $          --      $          --      $          --       $          --      $          --
                --                 --                 --                  --                 --
                --                 --                 --                  --                 --

     $       4,735      $       4,276      $       5,058       $       1,437      $       1,807
               384                399                440                 126                160
     $       12.32      $       10.71      $       11.48       $       11.38      $       11.29
             23.2%               7.1%              14.8%               13.8%              12.9%
                --               8.3%               6.3%                6.1%               2.9%

     $       4,235      $       3,248      $       4,598       $       1,389      $       2,039
               353                299                392                 123                181
     $       12.01      $       10.86      $       11.72       $       11.32      $       11.29
             20.1%               8.6%              17.2%               13.2%              12.9%
                --               7.6%               5.3%                5.3%               2.8%

     $          93      $         159      $         160       $          24      $         133
                 8                 15                 14                   2                 12
     $       11.71      $       10.57      $       11.48       $       11.19      $       11.21
             17.1%               5.7%              14.8%               11.9%              12.1%
                --              10.4%               7.5%                4.4%               5.2%

     $       2,201      $       2,168      $       2,127       $         600      $         907
               180                205                185                  53                 80
     $       12.21      $       10.56      $       11.52       $       11.23      $       11.28
             22.1%               5.6%              15.2%               12.3%              12.8%
                --               7.3%               5.9%                5.3%               2.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                          MainStay VP        MainStay VP
                                                          Eagle Asset        Lord Abbett       Alger American
                                                           Management         Developing           Small
                                                        Growth Equity--        Growth--       Capitalization--
                                                         Service Class      Service Class      Class S Shares
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $         820      $         637      $         671
Units Outstanding.....................................              74                 55                 55
Variable Accumulation Unit Value......................   $       11.11      $       11.63      $       12.16
Total Return..........................................           11.1%              16.3%              21.6%
Investment Income Ratio...............................            0.4%                 --                 --

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       2,737      $       1,458      $       1,576
Units Outstanding.....................................             247                127                130
Variable Accumulation Unit Value......................   $       11.08      $       11.47      $       12.15
Total Return..........................................           10.8%              14.7%              21.5%
Investment Income Ratio...............................            0.4%                 --                 --

SERIES IV POLICIES (d)
Net Assets............................................   $       2,233      $       1,358      $       1,594
Units Outstanding.....................................             201                117                132
Variable Accumulation Unit Value......................   $       11.09      $       11.62      $       12.11
Total Return..........................................           10.9%              16.2%              21.1%
Investment Income Ratio...............................            0.3%                 --                 --

SERIES V POLICIES (e)
Net Assets............................................   $          60      $          64      $          22
Units Outstanding.....................................               6                  6                  2
Variable Accumulation Unit Value......................   $       10.77      $       11.41      $       11.96
Total Return..........................................            7.7%              14.1%              19.6%
Investment Income Ratio...............................            0.5%                 --                 --

SERIES VI POLICIES (f)
Net Assets............................................   $       1,265      $         721      $         495
Units Outstanding.....................................             114                 61                 41
Variable Accumulation Unit Value......................   $       11.06      $       11.77      $       12.15
Total Return..........................................           10.6%              17.7%              21.5%
Investment Income Ratio...............................            0.3%                 --                 --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

      DREYFUS IP                       FIDELITY(R) VIP                                          JANUS ASPEN SERIES
      TECHNOLOGY     FIDELITY(R) VIP       EQUITY-       FIDELITY(R) VIP   JANUS ASPEN SERIES       WORLDWIDE
       GROWTH--      CONTRAFUND(R)--      INCOME--          MID CAP--          BALANCED--            GROWTH--
    SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2     SERVICE SHARES       SERVICE SHARES
    --------------   ---------------   ---------------   ---------------   ------------------   ------------------
         2003             2003              2003              2003                2003                 2003
    --------------------------------------------------------------------------------------------------------------
     $     1,226       $     3,715       $     2,888       $     2,237        $     4,308          $     1,398
             104               318               251               199                410                  121
     $     11.77       $     11.69       $     11.53       $     11.27        $     10.52          $     11.53
           17.7%             16.9%             15.3%             12.7%               5.2%                15.3%
              --                --                --                --               3.4%                 0.9%

     $        --       $        --       $        --       $         1        $        --          $        --
              --                --                --                --                 --                   --
     $        --       $        --       $        --       $     10.17        $        --          $        --
              --                --                --              1.7%                 --                   --
              --                --                --                --                 --                   --

     $     2,883       $     7,143       $     5,733       $     1,207        $     8,228          $     2,542
             247               616               504               107                779                  222
     $     11.67       $     11.59       $     11.37       $     11.23        $     10.57          $     11.45
           16.7%             15.9%             13.7%             12.3%               5.7%                14.5%
              --                --                --                --               4.1%                 1.0%

     $     2,684       $     5,521       $     4,827       $     1,082        $     7,590          $     2,226
             230               467               421                95                722                  195
     $     11.68       $     11.82       $     11.48       $     11.41        $     10.51          $     11.44
           16.8%             18.2%             14.8%             14.1%               5.1%                14.4%
              --                --                --                --               3.6%                 0.9%

     $       100       $       316       $       823       $        39        $       441          $        22
               9                28                71                 4                 42                    2
     $     11.64       $     11.48       $     11.54       $     10.77        $     10.50          $     11.31
           16.4%             14.8%             15.4%              7.7%               5.0%                13.1%
              --                --                --                --               3.4%                 1.2%

     $     1,302       $     2,520       $     2,977       $       499        $     4,069          $       983
             112               219               260                44                387                   88
     $     11.65       $     11.49       $     11.44       $     11.43        $     10.51          $     11.23
           16.5%             14.9%             14.4%             14.3%               5.1%                12.3%
              --                --                --                --               3.5%                 0.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                        MFS(R) INVESTORS        MFS(R)               MFS(R)
                                                         TRUST SERIES--    RESEARCH SERIES--   UTILITIES SERIES--
                                                         SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                                                        ----------------   -----------------   ------------------
                                                              2003               2003                 2003
                                                        ---------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $         135       $         382       $           3
Units Outstanding.....................................              12                  35                  --
Variable Accumulation Unit Value......................   $       10.86       $       11.02       $       10.83
Total Return..........................................            8.6%               10.2%                8.3%
Investment Income Ratio...............................              --                  --                  --

SERIES II POLICIES (b)
Net Assets............................................   $          --       $          --       $          --
Units Outstanding.....................................              --                  --                  --
Variable Accumulation Unit Value......................   $          --       $          --       $          --
Total Return..........................................              --                  --                  --
Investment Income Ratio...............................              --                  --                  --

SERIES III POLICIES (c)
Net Assets............................................   $         314       $         637       $          80
Units Outstanding.....................................              29                  58                   7
Variable Accumulation Unit Value......................   $       10.94       $       10.95       $       11.41
Total Return..........................................            9.4%                9.5%               14.1%
Investment Income Ratio...............................              --                  --                  --

SERIES IV POLICIES (d)
Net Assets............................................   $         469       $         460       $          63
Units Outstanding.....................................              43                  43                   5
Variable Accumulation Unit Value......................   $       10.97       $       10.75       $       11.46
Total Return..........................................            9.7%                7.5%               14.6%
Investment Income Ratio...............................              --                  --                  --

SERIES V POLICIES (e)
Net Assets............................................   $          13       $          15       $          11
Units Outstanding.....................................               1                   1                   1
Variable Accumulation Unit Value......................   $       10.92       $       11.05       $       11.50
Total Return..........................................            9.2%               10.5%               15.0%
Investment Income Ratio...............................              --                  --                  --

SERIES VI POLICIES (f)
Net Assets............................................   $         187       $         279       $           1
Units Outstanding.....................................              17                  25                  --
Variable Accumulation Unit Value......................   $       10.88       $       11.13       $       11.39
Total Return..........................................            8.8%               11.3%               13.9%
Investment Income Ratio...............................              --                  --                  --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

    NEUBERGER BERMAN                             VAN KAMPEN UIF
      AMT MID-CAP          T. ROWE PRICE            EMERGING
        GROWTH--           EQUITY INCOME        MARKETS EQUITY--
        CLASS S            PORTFOLIO--II            CLASS II
    ----------------      ----------------      ----------------
          2003                  2003                  2003
    ------------------------------------------------------------
     $           6         $       2,506         $         424
                 1                   224                    31
     $       10.91         $       11.20         $       13.71
              9.1%                 12.0%                 37.1%
                --                  2.1%                    --

     $          --         $          --         $          --
                --                    --                    --
     $          --         $          --         $          --
                --                    --                    --
                --                    --                    --

     $         105         $       5,783         $       1,422
                10                   518                   108
     $       10.98         $       11.16         $       13.20
              9.8%                 11.6%                 32.0%
                --                  2.4%                    --

     $         269         $       5,370         $         729
                24                   478                    53
     $       11.32         $       11.23         $       13.65
             13.2%                 12.3%                 36.5%
                --                  2.3%                    --

     $          82         $         933         $          --
                 7                    84                    --
     $       11.12         $       11.13         $       10.57
             11.2%                 11.3%                  5.7%
                --                  2.5%                    --

     $          56         $       3,257         $         297
                 5                   292                    22
     $       11.13         $       11.16         $       13.25
             11.3%                 11.6%                 32.5%
                --                  2.4%                    --

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond (Initial Class), MainStay VP Capital Appreciation (Initial Class), MainStay VP Cash Management, MainStay VP Convertible (Initial Class), MainStay VP Equity Income (Initial Class), MainStay VP Government (Initial Class), MainStay VP Growth Equity (Initial Class), MainStay VP High Yield Corporate Bond (Initial Class), MainStay VP Indexed Equity (Initial Class), MainStay VP International Equity (Initial Class), MainStay VP Mid Cap Core (Initial Class), MainStay VP Mid Cap Growth (Initial Class), MainStay VP Small Cap Growth (Initial Class), MainStay VP Total Return (Initial Class), MainStay VP Value (Initial Class), MainStay VP American Century Income and Growth (Initial Class), MainStay VP Dreyfus Large Company Value (Initial Class), MainStay VP Eagle Asset Management Growth Equity (Initial Class), MainStay VP Lord Abbett Developing Growth (Initial Class), Alger American Small Capitalization (Class O Shares), AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity(R) VIP Contrafund(R) (Initial Class), Fidelity(R) VIP Equity-Income (Initial Class), Janus Aspen Series Balanced (Institutional Shares), Janus Aspen Series Worldwide Growth (Institutional Shares), MFS(R) Investors Trust Series (Initial Class), MFS(R) Research Series (Initial Class), MFS(R) Utilities Series (Initial Class), Neuberger Berman AMT Mid-Cap Growth (Class I), T. Rowe Price Equity Income Portfolio, Van Eck Worldwide Hard Assets, Van Kampen UIF Emerging Markets Equity (Class I), MainStay VP Bond (Service Class), MainStay VP Capital Appreciation (Service Class), MainStay VP Convertible (Service Class), MainStay VP Equity Income (Service Class), MainStay VP Government (Service Class), MainStay VP Growth Equity (Service Class), MainStay VP High Yield Corporate Bond (Service Class), MainStay VP Indexed Equity (Service Class), MainStay VP International Equity (Service Class), MainStay VP Mid Cap Core (Service Class), MainStay VP Mid Cap Growth (Service Class), MainStay VP Small Cap Growth (Service Class), MainStay VP Total Return (Service Class), MainStay VP Value (Service Class), MainStay VP American Century Income and Growth (Service Class), MainStay VP Dreyfus Large Company Value (Service Class), MainStay VP Eagle Asset Management Growth Equity (Service Class), MainStay VP Lord Abbett Developing Growth (Service Class), Alger American Small Capitalization (Class S Shares), Dreyfus IP Technology Growth (Service Shares), Fidelity(R) VIP Contrafund(R) (Service Class 2), Fidelity(R) VIP Equity-Income (Service Class 2), Fidelity(R) VIP Mid Cap (Service Class 2), Janus Aspen Series Balanced (Service Shares), Janus Aspen Series Worldwide Growth (Service Shares), MFS(R) Investors Trust Series (Service Class), MFS(R) Research Series (Service Class), MFS(R) Utilities Series (Service Class), Neuberger Berman AMT Mid-Cap Growth (Class S), T. Rowe Price Equity Income Portfolio II, and Van Kampen UIF Emerging Markets Equity (Class II) Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2003       2002
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $29,401    $24,515
  Trading securities                                               66         --
Equity securities, at fair value
  Available for sale                                               47         70
  Trading securities                                               22         --
Mortgage loans                                                  2,665      2,389
Policy loans                                                      563        577
Other investments                                                 280        739
                                                              -------    -------
     Total investments                                         33,044     28,290

Cash and cash equivalents                                         761      1,362
Deferred policy acquisition costs                               2,180      1,781
Interest in annuity contracts                                   3,306      2,958
Other assets                                                    1,234      1,440
Separate account assets                                        11,589      9,245
                                                              -------    -------
     Total assets                                             $52,114    $45,076
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $29,366    $25,260
Future policy benefits                                          1,027        967
Policy claims                                                     107        103
Obligations under structured settlement agreements              3,306      2,958
Other liabilities                                               2,556      3,280
Separate account liabilities                                   11,500      9,154
                                                              -------    -------
     Total liabilities                                         47,862     41,722
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                      1,410        910
Accumulated other comprehensive income                            590        451
Retained earnings                                               2,227      1,968
                                                              -------    -------
     Total stockholder's equity                                 4,252      3,354
                                                              -------    -------
     Total liabilities and stockholder's equity               $52,114    $45,076
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $    3   $  144   $  235
  Fees -- universal life and annuity policies                    603      546      509
  Net investment income                                        1,801    1,647    1,452
  Net investment losses                                           (3)     (49)     (50)
  Other income                                                    19       16        9
                                                              ------   ------   ------
     Total revenues                                            2,423    2,304    2,155
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,321    1,280    1,133
  Policyholder benefits                                          139      305      354
  Operating expenses                                             588      554      536
                                                              ------   ------   ------
     Total expenses                                            2,048    2,139    2,023
                                                              ------   ------   ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        375      165      132
Income tax expense/(benefit)                                     116       (1)      31
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting
  principle                                                      259      166      101
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --       --       14
                                                              ------   ------   ------
NET INCOME                                                    $  259   $  166   $  115
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
                                                                         (IN MILLIONS)
BALANCE AT JANUARY 1, 2001                      $25        $  480       $1,721         $(31)           $2,195
                                                                                                       ------
Comprehensive income:
  Net income                                                               115                            115
                                                                                                       ------
     Cumulative effect of a change in
       accounting principle, net of tax                                                  (2)               (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     137               137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                        300                                         300
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2001                     25           780        1,836          104             2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                    $25        $1,410       $2,227         $590            $4,252
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    259    $    166    $    115
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  35           1         (26)
     Net capitalization of deferred policy acquisition costs      (400)       (441)       (380)
     Annuity and universal life fees                              (296)       (257)       (227)
     Interest credited to policyholders' account balances        1,321       1,292       1,133
     Net investment losses                                           3          49          50
     Deferred income taxes                                          17          (1)         21
     Cumulative effect of a change in accounting principle          --          --         (14)
     (Increase) decrease in:
       Net separate account assets and liabilities                  19          --         (35)
       Other assets and other liabilities                         (250)         99          88
       Trading securities                                           89          29          --
     Increase (decrease) in:
       Policy claims                                                 4          (4)         34
       Future policy benefits                                      (23)        170         186
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                778       1,103         945
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                22,559      24,951      28,757
     Maturity of available for sale fixed maturities               418       1,090       1,902
     Sale of equity securities                                      39          38         109
     Repayment of mortgage loans                                   776         466         322
     Sale of other investments                                     520         206          58
  Cost of:
     Available for sale fixed maturities acquired              (27,666)    (30,915)    (33,811)
     Equity securities acquired                                    (19)        (66)       (112)
     Mortgage loans acquired                                    (1,052)       (791)       (469)
     Other investments acquired                                    (70)        (21)       (715)
  Policy loans (net)                                                14         (27)        (32)
  Increase in loaned securities                                    125         747          23
  Securities sold under agreements to repurchase (net)            (644)        514         153
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (5,000)     (3,808)     (3,815)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,094       5,351       4,525
     Withdrawals                                                (1,715)     (1,501)     (1,396)
     Net transfers to the separate accounts                       (258)       (585)       (536)
  Transfer of Taiwan branch cash to an affiliated company           --        (116)         --
  Capital contribution received from parent                        500         130         300
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,621       3,279       2,893
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (2)         --
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents              (601)        572          23
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                     1,362         790         767
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    761    $  1,362    $    790
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2003, 2002 AND 2001

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available for sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. These specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Other investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized loans. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized loans are reported at outstanding principal balance reduced by any charge-off or specific valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note
10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability includes for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of reinsurance recoverables, investment income due and accrued, amounts receivable for undelivered securities, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, deferred income taxes and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     The Company has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives which are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its non-guaranteed and registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)

     The guaranteed separate accounts maintained on a fair value basis provides a guarantee of principal and interest for contracts held to maturity. Prior to maturity, a market value adjustment is imposed upon certain surrenders. Interest rates on these contracts may be adjusted periodically.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Recent corporate and accounting scandals continue to increase the risks of defaults on fixed maturities securities. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum death benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of any new legislation extending the suspension or eliminating this tax, the Company is subject to this tax beginning in 2004.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133", ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, the Company reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on a number of topics, including separate account presentation, interest in separate accounts, liability valuation, returns based on a contractually referenced pool of assets or index, and accounting for contracts that contain death or other insurance benefit features.

     SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The effect of initially adopting SOP 03-01 will be reported as a cumulative effect of a change in accounting principle. The company is currently completing an assessment of the impact of the SOP on its operations; however, we do

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

not believe that the implementation of SOP 03-01 will have a material effect on the Company's financial position.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     At December 31, 2003 and 2002, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2003                       2002
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $ 1,118      $ 1,127       $   621      $   630
Due after one year through five years                   4,913        5,206         4,306        4,513
Due after five years through ten years                  8,754        9,291         7,151        7,546
Due after ten years                                     4,164        4,441         3,402        3,659
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency               303          315           535          559
  Other mortgage-backed securities                      6,306        6,541         5,119        5,434
  Other asset-backed securities                         2,424        2,480         2,102        2,174
                                                      -------      -------       -------      -------
     Total Available for Sale                         $27,982      $29,401       $23,236      $24,515
                                                      =======      =======       =======      =======

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                     1,060           85            3          1,142
Foreign governments                                      122           10           --            132
Corporate                                             17,335        1,112           95         18,352
Other mortgage-backed securities                       6,306          259           24          6,541
Other asset-backed securities                          2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                     1,579          131           --          1,710
Foreign governments                                      105           11           --            116
Corporate                                             13,309          952          249         14,012
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

     At December 31, 2003 and 2002, the Company has outstanding contractual obligations to acquire additional private placement securities amounting to $16 million and $161 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2003    $46       $   2          $ 1           $47
2002    $81       $  --          $11           $70

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2003 and 2002 is estimated to be $2,854 million and $2,614 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2003 or 2002.

     At December 31, 2003 and 2002, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $58 million and $60 million at fixed and floating interest rates ranging from 2.7% to 7.8% and from 3.7% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2003 and 2002, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2003                  2002
                                     -----------------    ------------------
                                     CARRYING    % OF     CARRYING     % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    ------
Property Type:
  Office buildings                    $  943      35.4%    $  855       35.8%
  Retail                                 474      17.8%       397       16.6%
  Residential                            608      22.8%       604       25.3%
  Industrial                             336      12.6%       238       10.0%
  Apartment buildings                    269      10.1%       258       10.8%
  Other                                   35       1.3%        37        1.5%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======
Geographic Region:
  Central                             $  783      29.4%    $  606       25.4%
  South Atlantic                         684      25.7%       654       27.4%
  Pacific                                563      21.1%       474       19.8%
  Middle Atlantic                        455      17.0%       486       20.3%
  New England                            180       6.8%       169        7.1%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======

OTHER INVESTMENTS

     The components of other investments as of December 31, 2003 and 2002 were as follows (in millions):

                                                           2003    2002
                                                           ----    ----
Limited liability company                                  $157    $675
Collateralized loans                                         40      --
Derivatives                                                  34      26
Limited partnerships                                         28      17
Real estate                                                  17      17
Other                                                         4       4
                                                           ----    ----
     Total other investments                               $280    $739
                                                           ====    ====

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by NYL to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2003 and 2002 was $6 million and $5 million, respectively. Depreciation expense totaled $1 million for each year ended December 31, 2003, 2002 and 2001.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2003, 2002 and 2001, were as follows (in millions):

                                              2003      2002      2001
                                             ------    ------    ------
Fixed maturities                             $1,604    $1,448    $1,238
Equity securities                                 2         3         6
Mortgage loans                                  167       170       155
Policy loans                                     46        45        47
Other investments                                30        30        45
                                             ------    ------    ------
  Gross investment income                     1,849     1,696     1,491
Investment expenses                             (48)      (49)      (39)
                                             ------    ------    ------
  Net investment income                      $1,801    $1,647    $1,452
                                             ======    ======    ======

     For the years ended December 31, 2003, 2002 and 2001, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                                2003                           2002                           2001
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
Fixed maturities                      $192               $(176)      $192               $(236)      $163               $(217)
Equity securities                        5                  (7)         8                  (8)        11                  (9)
Mortgage loans                           2                  (4)         1                  (1)        --                  (1)
Derivative instruments                   1                  (4)         1                  (4)         1                  (7)
Other investments                       --                 (12)        --                  (2)        10                  (1)
                                      ----               -----       ----               -----       ----               -----
     Subtotal                         $200               $(203)      $202               $(251)      $185               $(235)
                                      ====               =====       ====               =====       ====               =====
Total net investment losses                     $(3)                           $(49)                          $(50)
                                                ===                            ====                           ====

     Effective January 1, 2003 the Company transferred all other-than-temporarily impaired securities to a trading portfolio at fair value. Accordingly, for the year 2003 the trading portfolio required a mark-to-market adjustment through net investment losses to reflect any subsequent decline or increase in fair market value. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $2 million.

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The convertible portfolio was subsequently sold during 2002.

     The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended, December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment losses in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $24 million, $70 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $7 million at December 31, 2003. There were no other-than-temporary impairment losses in equities for 2002 and 2001.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities into two categories: (1) when the estimated fair value has declined and remained below

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

amortized cost for a period of less than twelve months, and (2) when the estimated fair value has declined and remained below cost for a period of greater than twelve months, at December 31, 2003 (in millions):

                                             LESS THAN           GREATER THAN
                                             12 MONTHS            12 MONTHS               TOTAL
                                        -------------------   ------------------   -------------------
                                         FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                        VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                        ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies             $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal         134         3        --        --          134         3
Foreign governments                         14         *        --        --           14         *
Corporate                                2,306        72       338        23        2,644        95
Mortgage-backed securities               1,184        24         1         *        1,185        24
Asset-backed securities                    344         9        58         8          402        17
                                        ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES              4,301       110       397        31        4,698       141
                                        ------      ----      ----       ---       ------      ----
               EQUITIES
               --------
Preferred Stock                             --        --         4         1            4         1
                                        ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED
       SECURITIES                       $4,301      $110      $401       $32       $4,702      $142
                                        ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     For the securities with gross unrealized losses, the decline in fair value is principally related to changes in interest rates and weak economic and market conditions in certain corporate sectors such as airlines, energy and utilities that are now experiencing a gradual rebound in fair value. Recent improvement in fair value for these securities evidences continued recovery as economic and market conditions improve. Refer to Note 2 -- Significant Accounting Policies for Investments, which discloses the Company's process for reviewing invested assets for impairments.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

Statement of Income. The amounts for the years ended December 31, 2003, 2002 and 2001 are as follows (in millions):

                                                         2003    2002     2001
                                                         ----    -----    ----
Net unrealized investment gains (losses), beginning of
  the year                                               $451    $ 104    $(31)
                                                         ----    -----    ----
Cumulative effect of a change in accounting principle      --       --      (2)
                                                         ----    -----    ----
Changes in net unrealized investment gains attributable
  to investments:
  Net unrealized investment gains arising during the
     period                                               132      663     172
  Less: Reclassification adjustments for gains (losses)
     included in net income                                18        9     (64)
                                                         ----    -----    ----
  Change in net unrealized investment gains, net of
     adjustments                                          114      654     236
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                           26      (15)     --
  Deferred policy acquisition costs                        (1)    (289)    (99)
                                                         ----    -----    ----
Change in net unrealized investment gains (losses)        139      350     137
                                                         ----    -----    ----
Transfer of Taiwan branch to an affiliated company         --       (3)     --
                                                         ----    -----    ----
Net unrealized investment gains (losses), end of year    $590    $ 451    $104
                                                         ====    =====    ====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense of $71 million $357 million and $93 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense (benefit) of $10 million, $5 million and ($34) million, respectively.

     Policyholders' account balance reported in the preceding table for the years ended December 31, 2003 and 2002 are net of income tax expense (benefit) of $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax benefit of $-, $156 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- INSURANCE LIABILITIES

     The Company's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of the Company's liabilities for deferred annuities at December 31, 2003 and 2002, was $15,733 million and $13,319 million, respectively, and is included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2003 and 2002 was $29 million and $55 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains non-guaranteed separate accounts for its variable deferred annuity and variable life products; certain of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $10,866 million and $8,526 million at December 31, 2003 and 2002, respectively. The Company maintains investments in the non-guaranteed separate accounts of $45 million and $52 million at December 31, 2003 and 2002, respectively. The assets of these separate accounts represent

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 6 -- SEPARATE ACCOUNTS -- (CONTINUED)

investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

     The Company maintains one guaranteed separate account for universal life insurance policies, with assets of $723 million and $719 million at December 31, 2003 and 2002, respectively. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2003, 2002 and 2001 was as follows (in millions):

                                                      2003      2002      2001
                                                     ------    ------    ------
Balance at beginning of year                         $1,781    $1,887    $1,660
  Current year additions                                645       630       558
  Amortized during year                                (245)     (189)     (179)
  Adjustment for change in unrealized investment
     gains                                               (1)     (445)     (152)
  Transfer of Taiwan branch to an affiliated
     company                                             --      (102)       --
                                                     ------    ------    ------
Balance at end of year                               $2,180    $1,781    $1,887
                                                     ======    ======    ======

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                            2003    2002    2001
                                                            ----    ----    ----
Current:
  Federal                                                   $ 94    $(1)    $ 8
  State and local                                              5      1       2
                                                            ----    ---     ---
                                                              99     --      10
Deferred:
  Federal                                                     17     (1)     21
                                                            ----    ---     ---
Income tax expense/(benefit)                                $116    $(1)    $31
                                                            ====    ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows (in millions):

                                                               2003     2002
                                                              ------    ----
Deferred tax assets:
  Future policyholder benefits                                $  487    $427
  Employee and agents benefits                                    62      58
                                                              ------    ----
     Deferred tax assets                                         549     485
                                                              ------    ----
Deferred tax liabilities:
  Deferred policy acquisition costs                              517     409
  Investments                                                    479     420
  Other                                                            9      19
                                                              ------    ----
     Deferred tax liabilities                                  1,005     848
                                                              ------    ----
       Net deferred tax liability                             $  456    $363
                                                              ======    ====

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2003, 2002 and 2001:

                                                          2003    2002     2001
                                                          ----    -----    -----
Statutory Federal income tax rate                         35.0%    35.0%    35.0%
Current year equity base tax                                --       --     12.5
True down of prior year equity base tax                     --    (22.9)   (20.1)
Tax exempt income                                         (2.8)    (6.0)    (4.9)
Foreign branch termination                                  --     (3.8)      --
Other                                                     (1.2)    (2.9)     0.9
                                                          ----    -----    -----
Effective tax rate                                        31.0%    (0.6)%   23.4%
                                                          ====    =====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2003 and 2002, the Company had recorded an income tax receivable from New York Life of $38 million and an income tax payable to New York Life of $38 million, respectively.

     The Company's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 50% of the reinsurance ceded at December 31, 2003.

     The Company has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $171 million, $81 million and $2 million at December 31, 2003, 2002 and 2001, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with all counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. The Company does not have any fair value hedges at December 31, 2003 and 2002. The Company will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised;
(iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available for sale securities. During 2003 and 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

of forecasted transactions as of December 31, 2003 and 2002. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2003 and 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million and $7 million, respectively.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). No hedging transactions were discontinued for the years ended December 31, 2003 and 2002 due to hedge ineffectiveness.

     The Company has derivative instruments that do not qualify for hedge accounting treatment. These derivatives include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses).

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2003 and 2002, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, employment and benefits and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $1,424 million and $1,318 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2003 and 2002, the Company recorded cash collateral received under these agreements of $1,474 million and $1,350 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2003 of $155 million ($799 million at December 31,
2002) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $559 million, $537 million and $458 million for the years ended December 31, 2003, 2002 and 2001, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $27 million for its share of the net periodic post-retirement benefits expense in 2003 ($13 million and $10 million in 2002 and 2001, respectively) and a benefit of $(2) million in 2003 ($(2) million in 2002 and $(6) million in 2001) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2003, 2002 and 2001, the total cost for these services amounted to $22 million, $28 million and $16 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

NYLIM for the years ended December 31, 2003, 2002 and 2001 of $9 million, $9 million and $8 million, respectively.

     At December 31, 2003 and 2002, the Company had a net liability of $186 million and $166 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.46% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2003 and 2002 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,306 million and $2,958 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2003 and 2002 the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $89 million, $71 million and $126 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2003 and December 31, 2002.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2003 and December 31, 2002. Interest expense for 2003, 2002 and 2001 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2003, the Company had recorded a receivable from MCF included in other assets of $23 million. During 2003, the Company received interest payments from MCF totaling less than $1 million.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                           2003    2002
                                                           ----    ----
Amounts recoverable from reinsurers                        $716    $633
Premiums ceded                                              171      74
Benefits ceded                                               38      13

     The Company received capital contributions of $500 million and $130 million in 2003 and 2002, respectively, from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of funding certain New York Life employee benefits. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, the Company recorded liabilities of approximately $1,133 million and $1,023 million, respectively, which are included in policyholder account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to a Voluntary Employees' Beneficiary Association (VEBA) trust, a trust formed for the benefit of New York Life's retired employees. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, policyholder account balances and separate account liabilities related to these policies aggregated $252 million and $219 million, respectively.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $173 million, $30 million, and $20 million during 2003, 2002 and 2001, respectively.

     Total interest paid was $10 million, $7 million and $21 million during 2003, 2002 and 2001, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2003 and 2002, statutory stockholder's equity was $1,882 million and $1,404 million, respectively. Statutory net income/(loss) for the years ended December 31, 2003, 2002 and 2001 was $20 million, $(95) million and $(83) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $447 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $186 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
New York NY
February 6, 2004

                          PROSPECTUS DATED MAY 1, 2004

                                      FOR

                       MAINSTAY PLUS II VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

    This Prospectus describes the individual flexible premium MainStay Plus II Variable Annuity policies. New York Life Insurance and Annuity Corporation ("NYLIAC") issues these policies. We designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments commence, and a guaranteed death benefit if the owner or Annuitant dies before income payments have commenced.

    NYLIAC is or will be offering a modified version of the MainStay Plus II Variable Annuity policies in the states of Alabama, Maryland, Massachusetts, New Jersey, Oregon and Washington. Please be advised that this product may not be available for sale in these jurisdictions at the current time. The principal difference between the modified version and the flexible premium version of the policies is that, under the modified version, you may only make additional premium payments during the first Policy Year.

    Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among two guaranteed interest options, three general account options specifically for the Dollar Cost Averaging Advantage Plan and up to 18 of the 35 variable Investment Divisions listed below.

  -  MainStay VP Bond
  -  MainStay VP Capital Appreciation
  -  MainStay VP Cash Management
  -  MainStay VP Common Stock
     (formerly MainStay VP Growth Equity)
  -  MainStay VP Convertible
  -  MainStay VP Government
  -  MainStay VP High Yield Corporate Bond
  -  MainStay VP International Equity
  -  MainStay VP Mid Cap Core
  -  MainStay VP Mid Cap Growth
  -  MainStay VP Mid Cap Value
     (formerly MainStay VP Equity Income)
  -  MainStay VP S&P 500 Index
     (formerly MainStay VP Indexed Equity)
  -  MainStay VP Small Cap Growth
  -  MainStay VP Total Return
  -  MainStay VP Value
  -  MainStay VP American Century Income & Growth
  -  MainStay VP Dreyfus Large Company Value
  -  MainStay VP Eagle Asset Management Growth Equity
  -  MainStay VP Lord Abbett Developing Growth
  -  Alger American Small Capitalization
  -  Calvert Social Balanced
  -  Dreyfus IP Technology Growth
  -  Fidelity(R) VIP Contrafund(R)
  -  Fidelity(R) VIP Equity-Income
  -  Fidelity(R) VIP Mid Cap
  -  Janus Aspen Series Balanced
  -  Janus Aspen Series Worldwide Growth
  -  MFS(R) Investors Trust Series
  -  MFS(R) Research Series
  -  MFS(R) Utilities Series
  -  Neuberger Berman AMT MidCap Growth
  -  T. Rowe Price Equity Income Portfolio
  -  Van Eck Worldwide Hard Assets
  -  Van Kampen UIF Emerging Markets Equity
  -  Victory VIF Diversified Stock

    SOME INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED PRIOR TO JUNE 2, 2003 DIFFER FROM INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED ON OR AFTER JUNE 2, 2003. PLEASE REFER TO THE EXAMPLES SECTION OF THIS PROSPECTUS FOR A LIST OF THE CORRESPONDING INVESTMENT DIVISIONS AVAILABLE TO YOU.

    You may allocate initial premiums, and thereafter may maintain the Accumulation Value in up to 18 Investment Divisions and the DCA Advantage Plan Accounts inclusively, plus the Fixed Accounts.

    We do not guarantee the investment performance of these variable Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

    You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless accompanied by the current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust and the Victory Variable Insurance Funds (the "Funds," each individually a "Fund"). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact us at (800) 762-6212 or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

    To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 762-6212 or write to us MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686.

    THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
DEFINITIONS..............................    3
TABLE OF FEES AND EXPENSES...............    5
QUESTIONS AND ANSWERS ABOUT MAINSTAY PLUS
  II VARIABLE ANNUITY....................   16
FINANCIAL STATEMENTS.....................   19
CONDENSED FINANCIAL INFORMATION..........   20
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE ACCOUNT...   23
  New York Life Insurance and Annuity
    Corporation..........................   23
  The Separate Account...................   23
  The Portfolios.........................   23
  Additions, Deletions or Substitutions
    of Investments.......................   25
  Reinvestment...........................   25
THE POLICIES.............................   25
  Selecting the Variable Annuity That's
    Right for You........................   25
  Qualified and Non-Qualified Policies...   26
  Policy Application and Premium
    Payments.............................   27
  Payments Returned for Insufficient
    Funds................................   28
  Your Right to Cancel ("Free Look").....   28
  Issue Ages.............................   28
  Transfers..............................   28
    (a) Limits on Transfers..............   29
  Procedures for Telephone/Web
    Transactions.........................   29
  Dollar Cost Averaging Programs.........   30
    (a) Traditional Dollar Cost
         Averaging.......................   30
    (b) The DCA Advantage Plan...........   31
  Automatic Asset Reallocation...........   31
  Interest Sweep.........................   32
  Accumulation Period....................   32
    (a) Crediting of Premium  Payments...   32
    (b) Valuation of Accumulation
         Units...........................   33
  Riders.................................   33
    (a) Living Needs Benefit Rider.......   33
    (b) Unemployment Benefit Rider.......   33
    (c) Investment Protection Plan  Rider
        (optional).......................   33
    (d) Enhanced Beneficiary Benefit
         Rider (optional)................   35
    (e) Enhanced Spousal Continuance
         Rider (optional)................   36
  Policy Owner Inquiries.................   37
  Records and Reports....................   37
CHARGES AND DEDUCTIONS...................   37
  Surrender Charges......................   37
  Amount of Surrender Charge.............   37
  Exceptions to Surrender Charges........   37

                                           PAGE
                                           ----
  Other Charges..........................   38
    (a) Separate Account Charge..........   38
    (b) Policy Service Charge............   38
    (c) Investment Protection Plan  Rider
        Charge (optional)................   38
    (d) Rider Risk Charge Adjustment
         (optional)......................   39
    (e)  Enhanced Beneficiary Benefit
          Rider Charge (optional)........   39
    (f)  Fund Charges....................   39
    (g) Transfer Fees....................   39
  Group and Sponsored Arrangements.......   39
  Taxes..................................   40
DISTRIBUTIONS UNDER THE POLICY...........   40
  Surrenders and Withdrawals.............   40
    (a) Surrenders.......................   40
    (b) Partial Withdrawals..............   40
    (c) Periodic Partial Withdrawals.....   41
    (d) Hardship Withdrawals.............   41
  Required Minimum Distribution..........   41
  Our Right to Cancel....................   41
  Annuity Commencement Date..............   41
  Death Before Annuity Commencement......   42
  Income Payments........................   43
    (a) Election of Income Payment
         Options.........................   43
    (b) Proof of Survivorship............   44
  Delay of Payments......................   44
  Designation of Beneficiary.............   44
  Restrictions Under Internal Revenue
    Code Section 403(b)(11)..............   44
  Loans..................................   45
THE FIXED ACCOUNTS.......................   45
    (a) Interest Crediting...............   46
    (b) Transfers to Investment
         Divisions.......................   46
    (c) Fixed Account Initial  Premium
        Guarantee........................   46
THE DCA ADVANTAGE PLAN ACCOUNTS..........   46
FEDERAL TAX MATTERS......................   47
  Introduction...........................   47
  Taxation of Annuities in General.......   47
  Qualified Plans........................   48
    (a) Section 403(b) Plans.............   48
    (b) Individual Retirement
       Annuities.........................   49
    (c) Roth Individual Retirement
         Annuities.......................   49
    (d) Inherited IRAs...................   49
DISTRIBUTOR OF THE POLICIES..............   49
VOTING RIGHTS............................   49
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION.................   51

     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value, and the DCA Advantage Plan Account Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Accounts.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

CODE--The Internal Revenue Code of 1986, as amended.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN ACCOUNTS--The 6-month, 12-month and 18-month DCA accounts used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Accounts.

DOLLAR COST AVERAGING ("DCA") ACCUMULATION VALUE--The sum of premium payments allocated to the DCA Advantage Plan Accounts, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available to the general public. Investment results will differ.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of each Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCOUNT ACCUMULATION VALUE--The sum of premium payments and transfers allocated to the Fixed Accounts, plus interest credited on those premium payments and transfers, less any transfers and partial withdrawals from the Fixed Accounts, and less any surrender charges, policy service charge and rider charges deducted from the Fixed Accounts.

FUND--A diversified, open-end management investment company.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use by individuals in connection with employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408 and 408A of the Code. Non-Qualified Policies include policies issued to other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

PENSION PLAN--A retirement plan that is qualified under Section 401(a) of the Code.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408 and 408A of the Code. Qualified Policies do not include policies issued to any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          Current and Guaranteed Maximum: 7% of the amount
 (as a % of amount withdrawn)                              withdrawn.(1)
 -----------------------------------------------------------------------------------------------------------------
 Transfer Fee                                              Current and Guaranteed Maximum: $30 per transfer for
                                                           each transfer over 12 in a Policy Year.
 -----------------------------------------------------------------------------------------------------------------

(1) In Payment Years 4 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 6% during Payment Years 4-5; 5% during Payment Year 6; 4% during Payment Year 7; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
                         CHARGE                            AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              $30 per policy for policies with less than $50,000
                                                           Accumulation Value
 -----------------------------------------------------------------------------------------------------------------
 Separate Account Annual Expenses                          Current and Guaranteed Maximum: 1.45% (annualized) of
                                                           the daily average Variable Accumulation Value,
                                                           including mortality and expense risk and administrative
                                                           fees.
 -----------------------------------------------------------------------------------------------------------------
 Optional Riders
   - Investment Protection Plan (IPP) Rider Charge         Current: 0.45% (annualized) of the amount that is
                                                           guaranteed, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1% (annualized) of the amount that
                                                           is guaranteed, deducted on a quarterly basis.
 -----------------------------------------------------------------------------------------------------------------
   - Rider Risk Adjustment Charge                          Current: Contact your Registered Representative.(1)
    (Charge for cancellation of the Investment
   Protection Plan Rider)                                  Current and Guaranteed Maximum: 2% (annualized) of the
                                                           amount that is guaranteed.
 -----------------------------------------------------------------------------------------------------------------
   - Enhanced Beneficiary Benefit (EBB) Rider Charge       Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1% (annualized) of the Policy's
                                                           Accumulation Value, deducted on a quarterly basis.
 -----------------------------------------------------------------------------------------------------------------

(1) Contact your Registered Representative to determine the percentage we are currently charging before you select this feature.

The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2003. The expenses are expressed as a percentage of average net assets of the Fund and may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                -----------------
                                                                MINIMUM   MAXIMUM
  -------------------------------------------------------------------------------
  For policies purchased on or after June 2, 2003: Expenses     0.55%     2.22%
  that are deducted from the Investment Division assets,
  including management fees, 12b-1 fees, administration fees and other expenses.
  For policies purchased prior to June 2, 2003: Expenses that   0.39%     1.87%
  are deducted from the Investment Division assets, including management fees, 12b-1 fees, administration fees and other expenses.

FOR POLICIES PURCHASED ON OR AFTER JUNE 2, 2003

Examples
     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the charges and expenses of the policy including the annual policy service charge. The annual policy service charge does not apply to policies with an Accumulation Value of $50,000 or greater. Therefore, if your policy's Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes upon surrender of the policy or the Annuity Commencement Date.
     You would pay the following expenses on a $10,000 investment in one of the Investment Divisions listed, assuming a 5% annual return on assets:

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP BOND--
  SERVICE CLASS
without any Riders     $404.48   $  747.81   $1,279.60   $2,666.01   $404.48   $  918.02   $1,433.23   $2,666.01
with IPP Rider         $449.02   $  883.14   $1,504.15   $3,177.85   $449.02   $1,051.06   $1,654.37   $3,177.85
with EBB Rider         $434.18   $  838.22   $1,429.84   $3,032.86   $434.18   $1,006.90   $1,581.19   $3,032.86
with IPP & EBB Riders  $478.72   $  973.54   $1,654.40   $3,474.87   $478.72   $1,139.94   $1,802.33   $3,474.87

MAINSTAY VP CAPITAL
  APPRECIATION--
  SERVICE CLASS
without any Riders     $414.38   $  777.99   $1,329.87   $2,763.73   $414.38   $  947.69   $1,482.74   $2,763.73
with IPP Rider         $458.88   $  912.93   $1,553.26   $3,273.00   $458.88   $1,080.35   $1,702.73   $3,273.00
with EBB Rider         $444.06   $  868.15   $1,479.38   $3,129.63   $444.06   $1,036.32   $1,629.97   $3,129.63
with IPP & EBB Riders  $488.56   $1,003.07   $1,702.75   $3,566.83   $488.56   $1,168.97   $1,849.94   $3,566.83

MAINSTAY VP CASH
  MANAGEMENT
without any Riders     $380.69   $  675.01   $1,157.86   $2,427.15   $380.69   $  846.44   $1,313.36   $2,427.15
with IPP Rider         $425.33   $  811.34   $1,385.26   $2,945.27   $425.33   $  980.47   $1,537.29   $2,945.27
with EBB Rider         $410.46   $  766.09   $1,310.03   $2,796.44   $410.46   $  935.99   $1,463.20   $2,796.44
with IPP & EBB Riders  $455.11   $  902.40   $1,537.40   $3,250.16   $455.11   $1,070.00   $1,687.11   $3,250.16

MAINSTAY VP COMMON
  STOCK--SERVICE
  CLASS
without any Riders     $402.50   $  741.78   $1,269.51   $2,646.32   $402.50   $  912.09   $1,423.30   $2,646.32
with IPP Rider         $447.05   $  877.17   $1,494.29   $3,158.68   $447.05   $1,045.20   $1,644.66   $3,158.68
with EBB Rider         $432.21   $  832.22   $1,419.89   $3,013.38   $432.21   $1,001.00   $1,571.40   $3,013.38
with IPP & EBB Riders  $476.77   $  967.66   $1,644.72   $3,456.36   $476.77   $1,134.15   $1,792.79   $3,456.36

MAINSTAY VP
  CONVERTIBLE--
  SERVICE CLASS
without any Riders     $417.36   $  787.06   $1,344.93   $2,792.90   $417.36   $  956.61   $1,497.57   $2,792.90
with IPP Rider         $461.82   $  921.82   $1,567.94   $3,301.34   $461.82   $1,089.09   $1,717.18   $3,301.34
with EBB Rider         $447.02   $  877.09   $1,494.14   $3,158.42   $447.02   $1,045.11   $1,644.51   $3,158.42
with IPP & EBB Riders  $491.50   $1,011.89   $1,717.20   $3,594.18   $491.50   $1,177.64   $1,864.17   $3,594.18

MAINSTAY VP
  GOVERNMENT--
  SERVICE CLASS
without any Riders     $409.42   $  762.91   $1,304.76   $2,714.98   $409.42   $  932.87   $1,458.01   $2,714.98
with IPP Rider         $453.95   $  898.05   $1,528.75   $3,225.54   $453.95   $1,065.72   $1,678.59   $3,225.54
with EBB Rider         $439.13   $  853.19   $1,454.64   $3,081.35   $439.13   $1,021.62   $1,605.61   $3,081.35
with IPP & EBB Riders  $483.64   $  988.31   $1,678.61   $3,520.93   $483.64   $1,154.46   $1,826.16   $3,520.93

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
MAINSTAY VP BOND--
  SERVICE CLASS
without any Riders     $242.85   $  747.81   $1,279.60   $2,666.01
with IPP Rider         $228.12   $  883.14   $1,504.15   $3,177.85
with EBB Rider         $273.04   $  838.22   $1,429.84   $3,032.86
with IPP & EBB Riders  $318.31   $  973.54   $1,654.40   $3,474.87
MAINSTAY VP CAPITAL
  APPRECIATION--
  SERVICE CLASS
without any Riders     $252.91   $  777.99   $1,329.87   $2,763.73
with IPP Rider         $298.14   $  912.93   $1,553.26   $3,273.00
with EBB Rider         $283.08   $  868.15   $1,479.38   $3,129.63
with IPP & EBB Riders  $328.30   $1,003.07   $1,702.75   $3,566.83
MAINSTAY VP CASH
  MANAGEMENT
without any Riders     $218.67   $  675.01   $1,157.86   $2,427.15
with IPP Rider         $264.04   $  811.34   $1,385.26   $2,945.27
with EBB Rider         $248.93   $  766.09   $1,310.03   $2,796.44
with IPP & EBB Riders  $294.31   $  902.40   $1,537.40   $3,250.16
MAINSTAY VP COMMON
  STOCK--SERVICE
  CLASS
without any Riders     $240.84   $  741.78   $1,269.51   $2,646.32
with IPP Rider         $286.12   $  877.17   $1,494.29   $3,158.68
with EBB Rider         $271.04   $  832.22   $1,419.89   $3,013.38
with IPP & EBB Riders  $316.32   $  967.66   $1,644.72   $3,456.36
MAINSTAY VP
  CONVERTIBLE--
  SERVICE CLASS
without any Riders     $255.94   $  787.06   $1,344.93   $2,792.90
with IPP Rider         $301.13   $  921.82   $1,567.94   $3,301.34
with EBB Rider         $286.08   $  877.09   $1,494.14   $3,158.42
with IPP & EBB Riders  $331.29   $1,011.89   $1,717.20   $3,594.18
MAINSTAY VP
  GOVERNMENT--
  SERVICE CLASS
without any Riders     $247.88   $  762.91   $1,304.76   $2,714.98
with IPP Rider         $293.13   $  898.05   $1,528.75   $3,225.54
with EBB Rider         $278.07   $  853.19   $1,454.64   $3,081.35
with IPP & EBB Riders  $323.30   $  988.31   $1,678.61   $3,520.93

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP HIGH
  YIELD CORPORATE
  BOND--SERVICE CLASS
without any Riders     $410.42   $  765.94   $1,309.81   $2,724.81   $410.42   $  935.85   $1,462.98   $2,724.81
with IPP Rider         $454.93   $  901.02   $1,533.65   $3,235.08   $454.93   $1,068.64   $1,683.42   $3,235.08
with EBB Rider         $440.11   $  856.17   $1,459.57   $3,091.03   $440.11   $1,024.55   $1,610.47   $3,091.03
with IPP & EBB Riders  $484.62   $  991.27   $1,683.45   $3,530.14   $484.62   $1,157.37   $1,830.93   $3,530.14

MAINSTAY VP
  INTERNATIONAL
  EQUITY--SERVICE
  CLASS
without any Riders     $456.86   $  906.87   $1,543.29   $3,172.72   $456.86   $1,074.40   $1,692.92   $3,172.72
with IPP Rider         $501.16   $1,040.01   $1,761.72   $3,670.74   $501.16   $1,205.28   $1,908.01   $3,670.74
with EBB Rider         $486.42   $  995.81   $1,689.44   $3,533.96   $486.42   $1,161.83   $1,836.83   $3,533.96
with IPP & EBB Riders  $530.71   $1,128.95   $1,907.87   $3,950.97   $530.71   $1,292.72   $2,051.92   $3,950.97

MAINSTAY VP MID CAP
  CORE--SERVICE CLASS
without any Riders     $467.72   $  939.57   $1,597.15   $3,274.45   $467.72   $1,106.54   $1,745.95   $3,274.45
with IPP Rider         $511.96   $1,072.25   $1,814.32   $3,769.54   $511.96   $1,236.98   $1,959.80   $3,769.54
with EBB Rider         $497.23   $1,028.23   $1,742.47   $3,634.43   $497.23   $1,193.70   $1,889.05   $3,634.43
with IPP & EBB Riders  $541.48   $1,160.90   $1,959.62   $4,046.42   $541.48   $1,324.14   $2,102.89   $4,046.42

MAINSTAY VP MID CAP
  GROWTH--SERVICE
  CLASS
without any Riders     $447.00   $  877.05   $1,494.06   $3,079.22   $447.00   $1,045.08   $1,644.43   $3,079.22
with IPP Rider         $491.34   $1,010.58   $1,713.63   $3,579.88   $491.34   $1,176.35   $1,860.65   $3,579.88
with EBB Rider         $476.58   $  966.27   $1,640.99   $3,441.55   $476.58   $1,132.79   $1,789.12   $3,441.55
with IPP & EBB Riders  $520.92   $1,099.82   $1,860.56   $3,863.22   $520.92   $1,264.08   $2,005.34   $3,863.22

MAINSTAY VP MID CAP
  VALUE--SERVICE
  CLASS
without any Riders     $434.15   $  838.14   $1,429.71   $2,956.28   $434.15   $1,006.82   $1,581.06   $2,956.28
with IPP Rider         $478.56   $  972.22   $1,650.78   $3,460.28   $478.56   $1,138.64   $1,798.76   $3,460.28
with EBB Rider         $463.77   $  927.72   $1,577.64   $3,320.01   $463.77   $1,094.89   $1,726.73   $3,320.01
with IPP & EBB Riders  $508.18   $1,061.80   $1,798.68   $3,747.67   $508.18   $1,226.71   $1,944.41   $3,747.67

MAINSTAY VP S&P 500
  INDEX--SERVICE
  CLASS
without any Riders     $389.62   $  702.40   $1,203.72   $2,517.46   $389.62   $  873.37   $1,358.51   $2,517.46
with IPP Rider         $434.23   $  838.33   $1,430.02   $3,033.18   $434.23   $1,007.01   $1,581.36   $3,033.18
with EBB Rider         $419.38   $  793.20   $1,355.15   $2,885.82   $419.38   $  962.64   $1,507.64   $2,885.82
with IPP & EBB Riders  $463.98   $  929.15   $1,581.45   $3,335.10   $463.98   $1,096.30   $1,730.49   $3,335.10

MAINSTAY VP SMALL CAP
  GROWTH--SERVICE
  CLASS
without any Riders     $470.66   $  948.49   $1,611.80   $3,301.97   $470.66   $1,115.31   $1,760.38   $3,301.97
with IPP Rider         $514.89   $1,081.04   $1,828.62   $3,796.29   $514.89   $1,245.62   $1,973.89   $3,796.29
with EBB Rider         $500.17   $1,037.04   $1,756.88   $3,661.62   $500.17   $1,202.37   $1,903.24   $3,661.62
with IPP & EBB Riders  $544.41   $1,169.61   $1,973.70   $4,072.27   $544.41   $1,332.69   $2,116.75   $4,072.27

MAINSTAY VP TOTAL
  RETURN--SERVICE
  CLASS
without any Riders     $411.42   $  768.97   $1,314.82   $2,734.53   $411.42   $  938.82   $1,467.93   $2,734.53
with IPP Rider         $455.91   $  903.99   $1,538.54   $3,244.53   $455.91   $1,071.56   $1,688.23   $3,244.53
with EBB Rider         $441.10   $  859.16   $1,464.53   $3,100.69   $441.10   $1,027.49   $1,615.35   $3,100.69
with IPP & EBB Riders  $485.61   $  994.23   $1,688.28   $3,539.31   $485.61   $1,160.28   $1,835.69   $3,539.31

MAINSTAY VP VALUE--
  SERVICE CLASS
without any Riders     $416.37   $  784.06   $1,339.93   $2,783.18   $416.37   $  953.66   $1,492.65   $2,783.18
with IPP Rider         $460.84   $  918.85   $1,563.05   $3,291.89   $460.84   $1,086.17   $1,712.37   $3,291.89
with EBB Rider         $446.03   $  874.11   $1,489.22   $3,148.82   $446.03   $1,042.19   $1,639.67   $3,148.82
with IPP & EBB Riders  $490.51   $1,008.94   $1,712.37   $3,585.04   $490.51   $1,174.74   $1,859.41   $3,585.04

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
MAINSTAY VP HIGH
  YIELD CORPORATE
  BOND--SERVICE CLASS
without any Riders     $248.89   $  765.94   $1,309.81   $2,724.81
with IPP Rider         $294.13   $  901.02   $1,533.65   $3,235.08
with EBB Rider         $279.06   $  856.17   $1,459.57   $3,091.03
with IPP & EBB Riders  $324.30   $  991.27   $1,683.45   $3,530.14
MAINSTAY VP
  INTERNATIONAL
  EQUITY--SERVICE
  CLASS
without any Riders     $296.09   $  906.87   $1,543.29   $3,172.72
with IPP Rider         $341.11   $1,040.01   $1,761.72   $3,670.74
with EBB Rider         $326.13   $  995.81   $1,689.44   $3,533.96
with IPP & EBB Riders  $371.15   $1,128.95   $1,907.87   $3,950.97
MAINSTAY VP MID CAP
  CORE--SERVICE CLASS
without any Riders     $307.12   $  939.57   $1,597.15   $3,274.45
with IPP Rider         $352.09   $1,072.25   $1,814.32   $3,769.54
with EBB Rider         $337.12   $1,028.23   $1,742.47   $3,634.43
with IPP & EBB Riders  $382.08   $1,160.90   $1,959.62   $4,046.42
MAINSTAY VP MID CAP
  GROWTH--SERVICE
  CLASS
without any Riders     $286.07   $  877.05   $1,494.06   $3,079.22
with IPP Rider         $331.13   $1,010.58   $1,713.63   $3,579.88
with EBB Rider         $316.13   $  966.27   $1,640.99   $3,441.55
with IPP & EBB Riders  $361.19   $1,099.82   $1,860.56   $3,863.22
MAINSTAY VP MID CAP
  VALUE--SERVICE
  CLASS
without any Riders     $273.01   $  838.14   $1,429.71   $2,956.28
with IPP Rider         $318.14   $  972.22   $1,650.78   $3,460.28
with EBB Rider         $303.11   $  927.72   $1,577.64   $3,320.01
with IPP & EBB Riders  $348.25   $1,061.80   $1,798.68   $3,747.67
MAINSTAY VP S&P 500
  INDEX--SERVICE
  CLASS
without any Riders     $227.75   $  702.40   $1,203.72   $2,517.46
with IPP Rider         $273.09   $  838.33   $1,430.02   $3,033.18
with EBB Rider         $257.99   $  793.20   $1,355.15   $2,885.82
with IPP & EBB Riders  $303.32   $  929.15   $1,581.45   $3,335.10
MAINSTAY VP SMALL CAP
  GROWTH--SERVICE
  CLASS
without any Riders     $310.12   $  948.49   $1,611.80   $3,301.97
with IPP Rider         $355.06   $1,081.04   $1,828.62   $3,796.29
with EBB Rider         $340.11   $1,037.04   $1,756.88   $3,661.62
with IPP & EBB Riders  $385.07   $1,169.61   $1,973.70   $4,072.27
MAINSTAY VP TOTAL
  RETURN--SERVICE
  CLASS
without any Riders     $249.90   $  768.97   $1,314.82   $2,734.53
with IPP Rider         $295.12   $  903.99   $1,538.54   $3,244.53
with EBB Rider         $280.07   $  859.16   $1,464.53   $3,100.69
with IPP & EBB Riders  $325.31   $  994.23   $1,688.28   $3,539.31
MAINSTAY VP VALUE--
  SERVICE CLASS
without any Riders     $254.94   $  784.06   $1,339.93   $2,783.18
with IPP Rider         $300.13   $  918.85   $1,563.06   $3,291.89
with EBB Rider         $285.09   $  874.11   $1,489.22   $3,148.82
with IPP & EBB Riders  $330.29   $1,008.94   $1,712.37   $3,585.04

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP AMERICAN
  CENTURY INCOME &
  GROWTH--SERVICE
  CLASS
without any Riders     $444.03   $  868.06   $1,479.23   $3,051.02   $444.03   $1,036.24   $1,629.83   $3,051.02
with IPP Rider         $488.39   $1,001.74   $1,699.15   $3,552.39   $488.39   $1,167.66   $1,846.39   $3,552.39
with EBB Rider         $473.62   $  957.39   $1,626.43   $3,413.70   $473.62   $1,124.06   $1,774.78   $3,413.70
with IPP & EBB Riders  $517.98   $1,091.03   $1,846.30   $3,836.69   $517.98   $1,255.45   $1,991.29   $3,836.69

MAINSTAY VP DREYFUS
  LARGE COMPANY
  VALUE--SERVICE
  CLASS
without any Riders     $448.97   $  883.00   $1,503.91   $3,098.02   $448.97   $1,050.92   $1,654.14   $3,098.02
with IPP Rider         $493.31   $1,016.47   $1,723.24   $3,598.10   $493.31   $1,182.14   $1,870.12   $3,598.10
with EBB Rider         $478.54   $  972.17   $1,650.68   $3,460.12   $478.54   $1,138.59   $1,798.66   $3,460.12
with IPP & EBB Riders  $522.89   $1,105.65   $1,870.04   $3,880.83   $522.89   $1,269.81   $2,014.67   $3,880.83

MAINSTAY VP EAGLE
  ASSET MANAGEMENT
  GROWTH EQUITY--
  SERVICE CLASS
without any Riders     $433.17   $  835.15   $1,424.74   $2,946.72   $433.17   $1,003.88   $1,576.17   $2,946.72
with IPP Rider         $477.58   $  969.26   $1,645.91   $3,451.01   $477.58   $1,135.73   $1,793.97   $3,451.01
with EBB Rider         $462.79   $  924.75   $1,572.74   $3,310.58   $462.79   $1,091.97   $1,721.91   $3,310.58
with IPP & EBB Riders  $507.20   $1,058.89   $1,793.93   $3,738.72   $507.20   $1,223.84   $1,939.73   $3,738.72

MAINSTAY VP LORD
  ABBETT DEVELOPING
  GROWTH--SERVICE
  CLASS
without any Riders     $468.70   $  942.54   $1,602.03   $3,283.60   $468.70   $1,109.46   $1,750.76   $3,283.60
with IPP Rider         $512.94   $1,075.17   $1,819.06   $3,778.46   $512.94   $1,239.85   $1,964.48   $3,778.46
with EBB Rider         $498.21   $1,031.17   $1,747.28   $3,643.51   $498.21   $1,196.59   $1,893.79   $3,643.51
with IPP & EBB Riders  $542.45   $1,163.80   $1,964.33   $4,055.04   $542.45   $1,326.98   $2,107.52   $4,055.04

ALGER AMERICAN SMALL
  CAPITALIZATION--
  CLASS S SHARES
without any Riders     $447.00   $  877.05   $1,494.06   $3,079.22   $447.00   $1,045.08   $1,644.43   $3,079.22
with IPP Rider         $491.34   $1,010.58   $1,713.63   $3,579.88   $491.34   $1,176.35   $1,860.65   $3,579.88
with EBB Rider         $476.58   $  966.27   $1,640.99   $3,441.55   $476.58   $1,132.79   $1,789.12   $3,441.55
with IPP & EBB Riders  $520.92   $1,099.82   $1,860.56   $3,863.22   $520.92   $1,264.08   $2,005.34   $3,863.22

CALVERT SOCIAL
  BALANCED
without any Riders     $418.34   $  790.05   $1,349.91   $2,802.57   $418.34   $  959.55   $1,502.48   $2,802.57
with IPP Rider         $462.81   $  924.80   $1,572.84   $3,310.78   $462.81   $1,092.02   $1,722.01   $3,310.78
with EBB Rider         $448.00   $  880.06   $1,499.06   $3,168.00   $448.00   $1,048.04   $1,649.36   $3,168.00
with IPP & EBB Riders  $492.48   $1,014.82   $1,721.99   $3,603.27   $492.48   $1,180.52   $1,868.89   $3,603.27

DREYFUS IP TECHNOLOGY
  GROWTH--SERVICE
  SHARES
without any Riders     $438.12   $  850.14   $1,449.58   $2,994.29   $438.12   $1,018.62   $1,600.63   $2,994.29
with IPP Rider         $482.49   $  984.05   $1,670.16   $3,497.24   $482.49   $1,150.27   $1,817.85   $3,497.24
with EBB Rider         $467.72   $  939.59   $1,597.17   $3,357.62   $467.72   $1,106.57   $1,745.97   $3,357.62
with IPP & EBB Riders  $512.10   $1,073.50   $1,817.76   $3,783.40   $512.10   $1,238.21   $1,963.19   $3,783.40

FIDELITY(R) VIP
  CONTRAFUND(R)--
  SERVICE CLASS 2
without any Riders     $418.34   $  790.05   $1,349.91   $2,802.57   $418.34   $  959.55   $1,502.48   $2,802.57
with IPP Rider         $462.81   $  924.80   $1,572.84   $3,310.78   $462.81   $1,092.02   $1,722.01   $3,310.78
with EBB Rider         $448.00   $  880.06   $1,499.06   $3,168.00   $448.00   $1,048.04   $1,649.36   $3,168.00
with IPP & EBB Riders  $492.48   $1,014.82   $1,721.99   $3,603.27   $492.48   $1,180.52   $1,868.89   $3,603.27

FIDELITY(R) VIP
  EQUITY-
  INCOME--SERVICE
  CLASS 2
without any Riders     $407.45   $  756.88   $1,294.70   $2,695.43   $407.45   $  926.93   $1,448.11   $2,695.43
with IPP Rider         $451.97   $  892.09   $1,518.90   $3,206.49   $451.97   $1,059.86   $1,668.89   $3,206.49
with EBB Rider         $437.15   $  847.21   $1,444.73   $3,062.02   $437.15   $1,015.74   $1,595.86   $3,062.02
with IPP & EBB Riders  $481.66   $  982.41   $1,668.92   $3,502.55   $481.66   $1,148.65   $1,816.63   $3,502.55

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
MAINSTAY VP AMERICAN
  CENTURY INCOME &
  GROWTH--SERVICE
  CLASS
without any Riders     $283.05   $  868.06   $1,479.23   $3,051.02
with IPP Rider         $328.13   $1,001.74   $1,699.15   $3,552.39
with EBB Rider         $313.13   $  957.39   $1,626.43   $3,413.70
with IPP & EBB Riders  $358.20   $1,091.03   $1,846.30   $3,836.69
MAINSTAY VP DREYFUS
  LARGE COMPANY
  VALUE--SERVICE
  CLASS
without any Riders     $288.07   $  883.00   $1,503.91   $3,098.02
with IPP Rider         $333.13   $1,016.47   $1,723.24   $3,598.10
with EBB Rider         $318.12   $  972.17   $1,650.68   $3,460.12
with IPP & EBB Riders  $363.19   $1,105.65   $1,870.04   $3,880.83
MAINSTAY VP EAGLE
  ASSET MANAGEMENT
  GROWTH EQUITY--
  SERVICE CLASS
without any Riders     $272.01   $  835.15   $1,424.74   $2,946.72
with IPP Rider         $317.15   $  969.26   $1,645.91   $3,451.01
with EBB Rider         $302.12   $  924.75   $1,572.74   $3,310.58
with IPP & EBB Riders  $347.25   $1,058.89   $1,793.93   $3,738.72
MAINSTAY VP LORD
  ABBETT DEVELOPING
  GROWTH--SERVICE
  CLASS
without any Riders     $308.12   $  942.54   $1,602.03   $3,283.60
with IPP Rider         $353.08   $1,075.17   $1,819.06   $3,778.46
with EBB Rider         $338.11   $1,031.17   $1,747.28   $3,643.51
with IPP & EBB Riders  $383.08   $1,163.80   $1,964.33   $4,055.04
ALGER AMERICAN SMALL
  CAPITALIZATION--
  CLASS S SHARES
without any Riders     $286.07   $  877.05   $1,494.06   $3,079.22
with IPP Rider         $331.13   $1,010.58   $1,713.63   $3,579.88
with EBB Rider         $316.13   $  966.27   $1,640.99   $3,441.55
with IPP & EBB Riders  $361.19   $1,099.82   $1,860.56   $3,863.22
CALVERT SOCIAL
  BALANCED
without any Riders     $256.94   $  790.05   $1,349.91   $2,802.57
with IPP Rider         $302.14   $  924.80   $1,572.84   $3,310.78
with EBB Rider         $287.08   $  880.06   $1,499.06   $3,168.00
with IPP & EBB Riders  $332.29   $1,014.82   $1,721.99   $3,603.27
DREYFUS IP TECHNOLOGY
  GROWTH--SERVICE
  SHARES
without any Riders     $277.04   $  850.14   $1,449.58   $2,994.29
with IPP Rider         $322.14   $  984.05   $1,670.16   $3,497.24
with EBB Rider         $307.12   $  939.59   $1,597.17   $3,357.62
with IPP & EBB Riders  $352.22   $1,073.50   $1,817.76   $3,783.40
FIDELITY(R) VIP
  CONTRAFUND(R)--
  SERVICE CLASS 2
without any Riders     $256.94   $  790.05   $1,349.91   $2,802.57
with IPP Rider         $302.14   $  924.80   $1,572.84   $3,310.78
with EBB Rider         $287.08   $  880.06   $1,499.06   $3,168.00
with IPP & EBB Riders  $332.29   $1,014.82   $1,721.99   $3,603.27
FIDELITY(R) VIP
  EQUITY-
  INCOME--SERVICE
  CLASS 2
without any Riders     $245.87   $  756.88   $1,294.70   $2,695.43
with IPP Rider         $291.12   $  892.09   $1,518.90   $3,206.49
with EBB Rider         $276.05   $  847.21   $1,444.73   $3,062.02
with IPP & EBB Riders  $321.29   $  982.41   $1,668.92   $3,502.55

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
FIDELITY(R) VIP MID
  CAP--SERVICE CLASS
  2
without any Riders     $420.31   $  796.07   $1,359.91   $2,821.92   $420.31   $  965.46   $1,512.33   $2,821.92
with IPP Rider         $464.78   $  930.75   $1,582.62   $3,329.61   $464.78   $1,097.87   $1,731.64   $3,329.61
with EBB Rider         $449.99   $  886.05   $1,508.96   $3,187.16   $449.99   $1,053.92   $1,659.10   $3,187.16
with IPP & EBB Riders  $494.45   $1,020.71   $1,731.64   $3,621.48   $494.45   $1,186.31   $1,878.39   $3,621.48

JANUS ASPEN SERIES
  BALANCED--SERVICE
  SHARES
without any Riders     $417.36   $  787.06   $1,344.93   $2,792.90   $417.36   $  956.61   $1,497.57   $2,792.90
with IPP Rider         $461.77   $  921.26   $1,566.26   $3,294.33   $461.77   $1,088.54   $1,715.53   $3,294.33
with EBB Rider         $447.02   $  877.09   $1,494.14   $3,158.42   $447.02   $1,045.11   $1,644.51   $3,158.42
with IPP & EBB Riders  $491.45   $1,011.32   $1,715.54   $3,587.18   $491.45   $1,177.08   $1,862.53   $3,587.18

JANUS ASPEN SERIES
  WORLDWIDE
  GROWTH--SERVICE
  SHARES
without any Riders     $421.31   $  799.09   $1,364.93   $2,831.59   $421.31   $  968.43   $1,517.27   $2,831.59
with IPP Rider         $465.78   $  933.73   $1,587.53   $3,339.02   $465.78   $1,100.80   $1,736.48   $3,339.02
with EBB Rider         $450.97   $  889.02   $1,513.84   $3,196.70   $450.97   $1,056.85   $1,663.91   $3,196.70
with IPP & EBB Riders  $495.42   $1,023.65   $1,736.44   $3,630.53   $495.42   $1,189.21   $1,883.12   $3,630.53

MFS(R) INVESTORS
  TRUST SERIES--
  SERVICE CLASS
without any Riders     $437.13   $  847.15   $1,444.61   $2,984.78   $437.13   $1,015.68   $1,595.73   $2,984.78
with IPP Rider         $481.50   $  981.08   $1,665.31   $3,488.01   $481.50   $1,147.35   $1,813.07   $3,488.01
with EBB Rider         $466.74   $  936.63   $1,592.29   $3,348.23   $466.74   $1,103.65   $1,741.16   $3,348.23
with IPP & EBB Riders  $511.13   $1,070.60   $1,813.02   $3,774.50   $511.13   $1,235.36   $1,958.52   $3,774.50

MFS(R) RESEARCH
  SERIES--SERVICE
  CLASS
without any Riders     $438.12   $  850.14   $1,449.58   $2,994.29   $438.12   $1,018.62   $1,600.63   $2,994.29
with IPP Rider         $482.49   $  984.05   $1,670.16   $3,497.24   $482.49   $1,150.27   $1,817.85   $3,497.24
with EBB Rider         $467.72   $  939.59   $1,597.17   $3,357.62   $467.72   $1,106.57   $1,745.97   $3,357.62
with IPP & EBB Riders  $512.10   $1,073.50   $1,817.76   $3,783.40   $512.10   $1,238.21   $1,963.19   $3,783.40

MFS(R) UTILITIES
  SERIES--SERVICE
  CLASS
without any Riders     $442.06   $  862.08   $1,469.34   $3,032.12   $442.06   $1,030.36   $1,620.09   $3,032.12
with IPP Rider         $486.42   $  995.86   $1,689.52   $3,534.09   $486.42   $1,161.88   $1,836.91   $3,534.09
with EBB Rider         $471.65   $  951.46   $1,616.67   $3,395.04   $471.65   $1,118.23   $1,765.17   $3,395.04
with IPP & EBB Riders  $516.02   $1,085.20   $1,836.80   $3,818.94   $516.02   $1,249.72   $1,981.94   $3,818.94

NEUBERGER BERMAN AMT
  MIDCAP
  GROWTH--CLASS S
without any Riders     $436.13   $  844.13   $1,439.63   $2,975.27   $436.13   $1,012.72   $1,590.83   $2,975.27
with IPP Rider         $480.52   $  978.13   $1,660.47   $3,478.78   $480.52   $1,144.45   $1,808.30   $3,478.78
with EBB Rider         $465.76   $  933.66   $1,587.41   $3,338.81   $465.76   $1,100.73   $1,736.36   $3,338.81
with IPP & EBB Riders  $510.14   $1,067.65   $1,808.23   $3,765.56   $510.14   $1,232.46   $1,953.81   $3,765.56

T. ROWE PRICE EQUITY
  INCOME
  PORTFOLIO--II
without any Riders     $435.14   $  841.14   $1,434.67   $2,965.78   $435.14   $1,009.78   $1,585.95   $2,965.78
with IPP Rider         $479.54   $  975.17   $1,655.61   $3,469.51   $479.54   $1,141.54   $1,803.52   $3,469.51
with EBB Rider         $464.77   $  930.70   $1,582.53   $3,329.42   $464.77   $1,097.82   $1,731.56   $3,329.42
with IPP & EBB Riders  $509.16   $1,064.71   $1,803.46   $3,756.62   $509.16   $1,229.57   $1,949.11   $3,756.62

VAN ECK WORLDWIDE
  HARD ASSETS
without any Riders     $447.99   $  880.02   $1,499.00   $3,088.65   $447.99   $1,048.00   $1,649.29   $3,088.65
with IPP Rider         $492.33   $1,013.54   $1,718.46   $3,589.02   $492.33   $1,179.26   $1,865.41   $3,589.02
with EBB Rider         $477.56   $  969.21   $1,645.83   $3,450.87   $477.56   $1,135.68   $1,793.89   $3,450.87
with IPP & EBB Riders  $521.90   $1,102.72   $1,865.28   $3,872.03   $521.90   $1,266.94   $2,009.99   $3,872.03

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
FIDELITY(R) VIP MID
  CAP--SERVICE CLASS
  2
without any Riders     $258.95   $  796.07   $1,359.91   $2,821.92
with IPP Rider         $304.14   $  930.75   $1,582.62   $3,329.61
with EBB Rider         $289.10   $  886.05   $1,508.96   $3,187.16
with IPP & EBB Riders  $334.29   $1,020.71   $1,731.64   $3,621.48
JANUS ASPEN SERIES
  BALANCED--SERVICE
  SHARES
without any Riders     $255.94   $  787.06   $1,344.93   $2,792.90
with IPP Rider         $301.08   $  921.26   $1,566.26   $3,294.33
with EBB Rider         $286.08   $  877.09   $1,494.14   $3,158.42
with IPP & EBB Riders  $331.24   $1,011.32   $1,715.54   $3,587.18
JANUS ASPEN SERIES
  WORLDWIDE
  GROWTH--SERVICE
  SHARES
without any Riders     $259.95   $  799.09   $1,364.93   $2,831.59
with IPP Rider         $305.15   $  933.73   $1,587.53   $3,339.02
with EBB Rider         $290.10   $  889.02   $1,513.84   $3,196.70
with IPP & EBB Riders  $335.28   $1,023.65   $1,736.44   $3,630.53
MFS(R) INVESTORS
  TRUST SERIES--
  SERVICE CLASS
without any Riders     $276.04   $  847.15   $1,444.61   $2,984.78
with IPP Rider         $321.13   $  981.08   $1,665.31   $3,488.01
with EBB Rider         $306.13   $  936.63   $1,592.29   $3,348.23
with IPP & EBB Riders  $351.24   $1,070.60   $1,813.02   $3,774.50
MFS(R) RESEARCH
  SERIES--SERVICE
  CLASS
without any Riders     $277.04   $  850.14   $1,449.58   $2,994.29
with IPP Rider         $322.14   $  984.05   $1,670.16   $3,497.24
with EBB Rider         $307.12   $  939.59   $1,597.17   $3,357.62
with IPP & EBB Riders  $352.22   $1,073.50   $1,817.76   $3,783.40
MFS(R) UTILITIES
  SERIES--SERVICE
  CLASS
without any Riders     $281.04   $  862.08   $1,469.34   $3,032.12
with IPP Rider         $326.13   $  995.86   $1,689.52   $3,534.09
with EBB Rider         $311.12   $  951.46   $1,616.67   $3,395.04
with IPP & EBB Riders  $356.21   $1,085.20   $1,836.80   $3,818.94
NEUBERGER BERMAN AMT
  MIDCAP
  GROWTH--CLASS S
without any Riders     $275.02   $  844.13   $1,439.63   $2,975.27
with IPP Rider         $320.14   $  978.13   $1,660.47   $3,478.78
with EBB Rider         $305.13   $  933.66   $1,587.41   $3,338.81
with IPP & EBB Riders  $350.24   $1,067.65   $1,808.23   $3,765.56
T. ROWE PRICE EQUITY
  INCOME
  PORTFOLIO--II
without any Riders     $274.01   $  841.14   $1,434.67   $2,965.78
with IPP Rider         $319.14   $  975.17   $1,655.61   $3,469.51
with EBB Rider         $304.13   $  930.70   $1,582.53   $3,329.42
with IPP & EBB Riders  $349.24   $1,064.71   $1,803.46   $3,756.62
VAN ECK WORLDWIDE
  HARD ASSETS
without any Riders     $287.07   $  880.02   $1,499.00   $3,088.65
with IPP Rider         $332.13   $1,013.54   $1,718.46   $3,589.02
with EBB Rider         $317.12   $  969.21   $1,645.83   $3,450.87
with IPP & EBB Riders  $362.19   $1,102.72   $1,865.28   $3,872.03

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
VAN KAMPEN UIF
  EMERGING MARKETS
  EQUITY--CLASS II
without any Riders     $545.34   $1,171.55   $1,975.44   $3,971.39   $545.34   $1,334.60   $2,118.46   $3,971.39
with IPP Rider         $589.24   $1,301.03   $2,183.79   $4,445.87   $589.24   $1,461.89   $2,323.63   $4,445.87
with EBB Rider         $574.62   $1,258.07   $2,114.86   $4,322.08   $574.62   $1,419.66   $2,255.76   $4,322.08
with IPP & EBB Riders  $618.52   $1,387.55   $2,323.23   $4,699.66   $618.52   $1,546.96   $2,460.94   $4,699.66

VICTORY VIF
  DIVERSIFIED STOCK--
  CLASS A SHARES
without any Riders     $492.33   $1,013.56   $1,718.48   $3,501.26   $492.33   $1,179.28   $1,865.43   $3,501.26
with IPP Rider         $536.46   $1,145.21   $1,932.81   $3,989.84   $536.46   $1,308.71   $2,076.48   $3,989.84
with EBB Rider         $521.77   $1,101.53   $1,861.92   $3,858.41   $521.77   $1,265.77   $2,006.68   $3,858.41
with IPP & EBB Riders  $565.91   $1,233.19   $2,076.26   $4,259.22   $565.91   $1,395.20   $2,217.74   $4,259.22

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
VAN KAMPEN UIF
  EMERGING MARKETS
  EQUITY--CLASS II
without any Riders     $386.01   $1,171.55   $1,975.44   $3,971.39
with IPP Rider         $430.63   $1,301.03   $2,183.79   $4,445.87
with EBB Rider         $415.77   $1,258.07   $2,114.86   $4,322.08
with IPP & EBB Riders  $460.38   $1,387.55   $2,323.23   $4,699.66
VICTORY VIF
  DIVERSIFIED STOCK--
  CLASS A SHARES
without any Riders     $332.14   $1,013.56   $1,718.48   $3,501.26
with IPP Rider         $376.99   $1,145.21   $1,932.81   $3,989.84
with EBB Rider         $362.06   $1,101.53   $1,861.92   $3,858.41
with IPP & EBB Riders  $406.92   $1,233.19   $2,076.26   $4,259.22

FOR POLICIES PURCHASED PRIOR TO JUNE 2, 2003.

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP BOND--
  INITIAL CLASS
without any Riders     $379.71   $  671.97   $1,152.80   $2,417.12   $379.71   $  843.46   $1,308.36   $2,417.12
with IPP Rider         $424.34   $  808.35   $1,380.29   $2,935.44   $424.34   $  977.53   $1,532.39   $2,935.44
with EBB Rider         $409.48   $  763.07   $1,305.02   $2,786.46   $409.48   $  933.02   $1,458.27   $2,786.46
with IPP & EBB Riders  $454.13   $  899.44   $1,532.50   $3,240.67   $454.13   $1,067.09   $1,682.29   $3,240.67

MAINSTAY VP CAPITAL
  APPRECIATION--
  INITIAL CLASS
without any Riders     $389.62   $  702.40   $1,203.72   $2,517.46   $389.62   $  873.37   $1,358.51   $2,517.46
with IPP Rider         $434.23   $  838.33   $1,430.02   $3,033.18   $434.23   $1,007.01   $1,581.36   $3,033.18
with EBB Rider         $419.38   $  793.20   $1,355.15   $2,885.82   $419.38   $  962.64   $1,507.64   $2,885.82
with IPP & EBB Riders  $463.98   $  929.15   $1,581.45   $3,335.10   $463.98   $1,096.30   $1,730.49   $3,335.10

MAINSTAY VP CASH
  MANAGEMENT
without any Riders     $380.69   $  675.01   $1,157.86   $2,427.15   $380.69   $  846.44   $1,313.36   $2,427.15
with IPP Rider         $425.33   $  811.34   $1,385.26   $2,945.27   $425.33   $  980.47   $1,537.29   $2,945.27
with EBB Rider         $410.46   $  766.09   $1,310.03   $2,796.44   $410.46   $  935.99   $1,463.20   $2,796.44
with IPP & EBB Riders  $455.11   $  902.40   $1,537.40   $3,250.16   $455.11   $1,070.00   $1,687.11   $3,250.16

MAINSTAY VP COMMON
  STOCK--INITIAL
  CLASS
without any Riders     $377.71   $  665.88   $1,142.58   $2,396.92   $377.71   $  837.47   $1,298.30   $2,396.92
with IPP Rider         $422.38   $  802.33   $1,370.30   $2,915.78   $422.38   $  971.62   $1,522.56   $2,915.78
with EBB Rider         $407.51   $  757.05   $1,294.97   $2,766.46   $407.51   $  927.10   $1,448.37   $2,766.46
with IPP & EBB Riders  $452.16   $  893.51   $1,522.70   $3,221.68   $452.16   $1,061.26   $1,672.64   $3,221.68

MAINSTAY VP
 CONVERTIBLE--INITIAL
  CLASS
without any Riders     $392.58   $  711.46   $1,218.90   $2,547.31   $392.58   $  882.29   $1,373.47   $2,547.31
with IPP Rider         $437.18   $  847.31   $1,444.89   $3,062.31   $437.18   $1,015.84   $1,596.01   $3,062.31
with EBB Rider         $422.33   $  802.21   $1,370.11   $2,915.41   $422.33   $  971.50   $1,522.37   $2,915.41
with IPP & EBB Riders  $466.93   $  938.06   $1,596.10   $3,363.25   $466.93   $1,105.05   $1,744.92   $3,363.25

MAINSTAY VP
  GOVERNMENT--INITIAL
  CLASS
without any Riders     $384.66   $  687.19   $1,178.27   $2,467.41   $384.66   $  858.42   $1,333.45   $2,467.41
with IPP Rider         $429.29   $  823.33   $1,405.18   $2,984.46   $429.29   $  992.27   $1,556.91   $2,984.46
with EBB Rider         $414.42   $  778.15   $1,330.09   $2,836.26   $414.42   $  947.84   $1,482.96   $2,836.26
with IPP & EBB Riders  $459.05   $  914.30   $1,557.00   $3,288.04   $459.05   $1,081.70   $1,706.42   $3,288.04

MAINSTAY VP HIGH
  YIELD CORPORATE
  BOND--INITIAL CLASS
without any Riders     $385.65   $  690.21   $1,183.35   $2,477.40   $385.65   $  861.39   $1,338.45   $2,477.40
with IPP Rider         $430.27   $  826.33   $1,410.14   $2,994.20   $430.27   $  995.22   $1,561.79   $2,994.20
with EBB Rider         $415.41   $  781.14   $1,335.10   $2,846.17   $415.41   $  950.79   $1,487.90   $2,846.17
with IPP & EBB Riders  $460.04   $  917.27   $1,561.89   $3,297.47   $460.04   $1,084.62   $1,711.23   $3,297.47

MAINSTAY VP
  INTERNATIONAL
  EQUITY--INITIAL
  CLASS
without any Riders     $432.18   $  832.16   $1,419.78   $2,937.17   $432.18   $1,000.94   $1,571.28   $2,937.17
with IPP Rider         $476.58   $  966.29   $1,641.06   $3,441.70   $476.58   $1,132.81   $1,789.19   $3,441.70
with EBB Rider         $461.79   $  921.75   $1,567.83   $3,301.13   $461.79   $1,089.02   $1,717.08   $3,301.13
with IPP & EBB Riders  $506.22   $1,055.94   $1,789.14   $3,729.77   $506.22   $1,220.95   $1,935.01   $3,729.77

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
MAINSTAY VP BOND--
  INITIAL CLASS
without any Riders     $217.67   $  671.97   $1,152.80   $2,417.12
with IPP Rider         $263.03   $  808.35   $1,380.29   $2,935.44
with EBB Rider         $247.93   $  763.07   $1,305.02   $2,786.46
with IPP & EBB Riders  $293.31   $  899.44   $1,532.50   $3,240.67
MAINSTAY VP CAPITAL
  APPRECIATION--
  INITIAL CLASS
without any Riders     $227.75   $  702.40   $1,203.72   $2,517.46
with IPP Rider         $273.09   $  838.33   $1,430.02   $3,033.18
with EBB Rider         $257.99   $  793.20   $1,355.15   $2,885.82
with IPP & EBB Riders  $303.32   $  929.15   $1,581.45   $3,335.10
MAINSTAY VP CASH
  MANAGEMENT
without any Riders     $218.67   $  675.01   $1,157.86   $2,427.15
with IPP Rider         $264.04   $  811.34   $1,385.26   $2,945.27
with EBB Rider         $248.93   $  766.09   $1,310.03   $2,796.44
with IPP & EBB Riders  $294.31   $  902.40   $1,537.40   $3,250.16
MAINSTAY VP COMMON
  STOCK--INITIAL
  CLASS
without any Riders     $215.65   $  665.88   $1,142.58   $2,396.92
with IPP Rider         $261.04   $  802.33   $1,370.30   $2,915.78
with EBB Rider         $245.94   $  757.05   $1,294.97   $2,766.46
with IPP & EBB Riders  $291.31   $  893.51   $1,522.70   $3,221.68
MAINSTAY VP
 CONVERTIBLE--INITIAL
  CLASS
without any Riders     $230.76   $  711.46   $1,218.90   $2,547.31
with IPP Rider         $276.08   $  847.31   $1,444.89   $3,062.31
with EBB Rider         $260.99   $  802.21   $1,370.11   $2,915.41
with IPP & EBB Riders  $306.32   $  938.06   $1,596.10   $3,363.25
MAINSTAY VP
  GOVERNMENT--INITIAL
  CLASS
without any Riders     $222.71   $  687.19   $1,178.27   $2,467.41
with IPP Rider         $268.07   $  823.33   $1,405.18   $2,984.46
with EBB Rider         $252.96   $  778.15   $1,330.09   $2,836.26
with IPP & EBB Riders  $298.31   $  914.30   $1,557.00   $3,288.04
MAINSTAY VP HIGH
  YIELD CORPORATE
  BOND--INITIAL CLASS
without any Riders     $223.72   $  690.21   $1,183.35   $2,477.40
with IPP Rider         $269.06   $  826.33   $1,410.14   $2,994.20
with EBB Rider         $253.96   $  781.14   $1,335.10   $2,846.17
with IPP & EBB Riders  $299.32   $  917.27   $1,561.89   $3,297.47
MAINSTAY VP
  INTERNATIONAL
  EQUITY--INITIAL
  CLASS
without any Riders     $271.00   $  832.16   $1,419.78   $2,937.17
with IPP Rider         $316.13   $  966.29   $1,641.06   $3,441.70
with EBB Rider         $301.10   $  921.75   $1,567.83   $3,301.13
with IPP & EBB Riders  $346.25   $1,055.94   $1,789.14   $3,729.77

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP MID CAP
  CORE--SERVICE CLASS
without any Riders     $467.72   $  939.57   $1,597.15   $3,274.45   $467.72   $1,106.54   $1,745.95   $3,274.45
with IPP Rider         $511.96   $1,072.25   $1,814.32   $3,769.54   $511.96   $1,236.98   $1,959.80   $3,769.54
with EBB Rider         $497.23   $1,028.23   $1,742.47   $3,634.43   $497.23   $1,193.70   $1,869.05   $3,634.43
with IPP & EBB Riders  $541.48   $1,160.90   $1,959.62   $4,046.42   $541.48   $1,324.14   $2,102.89   $4,046.42

MAINSTAY VP MID CAP
  GROWTH--SERVICE
  CLASS
without any Riders     $447.00   $  877.05   $1,494.06   $3,079.22   $447.00   $1,045.08   $1,644.43   $3,079.22
with IPP Rider         $491.34   $1,010.58   $1,713.63   $3,579.88   $491.34   $1,176.35   $1,860.65   $3,579.88
with EBB Rider         $476.58   $  966.27   $1,640.99   $3,441.55   $476.58   $1,132.79   $1,789.12   $3,441.55
with IPP & EBB Riders  $520.92   $1,099.82   $1,860.56   $3,863.22   $520.92   $1,264.08   $2,005.34   $3,863.22

MAINSTAY VP MID CAP
  VALUE--INITIAL
  CLASS
without any Riders     $409.42   $  762.91   $1,304.76   $2,714.98   $409.42   $  932.87   $1,458.01   $2,714.98
with IPP Rider         $453.95   $  898.05   $1,528.75   $3,225.54   $453.95   $1,065.72   $1,678.59   $3,225.54
with EBB Rider         $439.13   $  853.19   $1,454.64   $3,081.35   $439.13   $1,021.62   $1,605.61   $3,081.35
with IPP & EBB Riders  $483.64   $  988.31   $1,678.61   $3,520.93   $483.64   $1,154.46   $1,826.16   $3,520.93

MAINSTAY VP S&P 500
  INDEX--INITIAL
  CLASS
without any Riders     $364.80   $  626.20   $1,075.93   $2,264.62   $364.80   $  798.46   $1,232.67   $2,264.62
with IPP Rider         $409.53   $  763.22   $1,305.22   $2,786.87   $409.53   $  933.17   $1,458.47   $2,786.87
with EBB Rider         $394.63   $  717.73   $1,229.36   $2,635.42   $394.63   $  888.45   $1,383.76   $2,635.42
with IPP & EBB Riders  $439.36   $  854.72   $1,458.65   $3,097.16   $439.36   $1,023.12   $1,609.57   $3,097.16

MAINSTAY VP SMALL CAP
  GROWTH--INITIAL
  CLASS
without any Riders     $446.01   $  874.05   $1,489.13   $3,069.83   $446.01   $1,042.13   $1,639.57   $3,069.83
with IPP Rider         $490.36   $1,007.64   $1,708.80   $3,570.70   $490.36   $1,173.46   $1,855.90   $3,570.70
with EBB Rider         $475.60   $  963.32   $1,636.15   $3,432.30   $475.60   $1,129.89   $1,784.35   $3,432.30
with IPP & EBB Riders  $519.94   $1,096.89   $1,855.81   $3,854.36   $519.94   $1,261.21   $2,000.67   $3,854.36

MAINSTAY VP TOTAL
  RETURN--INITIAL
  CLASS
without any Riders     $386.64   $  693.26   $1,188.46   $2,487.45   $386.64   $  864.39   $1,343.49   $2,487.45
with IPP Rider         $431.26   $  829.33   $1,415.10   $3,003.93   $431.26   $  998.16   $1,566.68   $3,003.93
with EBB Rider         $416.39   $  784.16   $1,340.10   $2,856.10   $416.39   $  953.76   $1,492.82   $2,856.10
with IPP & EBB Riders  $461.02   $  920.24   $1,566.79   $3,306.88   $461.02   $1,087.54   $1,716.05   $3,306.88

MAINSTAY VP VALUE--
  INITIAL CLASS
without any Riders     $391.60   $  708.44   $1,213.85   $2,537.37   $391.60   $  879.31   $1,368.49   $2,537.37
with IPP Rider         $436.19   $  844.30   $1,439.93   $3,052.61   $436.19   $1,012.88   $1,591.12   $3,052.61
with EBB Rider         $421.34   $  799.21   $1,365.14   $2,905.57   $421.34   $  968.56   $1,517.47   $2,905.57
with IPP & EBB Riders  $465.94   $  935.09   $1,591.22   $3,353.88   $465.94   $1,102.14   $1,740.11   $3,353.88

MAINSTAY VP AMERICAN
  CENTURY INCOME &
  GROWTH--INITIAL
  CLASS
without any Riders     $419.32   $  793.07   $1,354.92   $2,812.25   $419.32   $  962.51   $1,507.41   $2,812.25
with IPP Rider         $463.79   $  927.76   $1,577.70   $3,320.17   $463.79   $1,094.93   $1,726.80   $3,320.17
with EBB Rider         $448.99   $  883.05   $1,504.01   $3,177.58   $448.99   $1,050.98   $1,654.23   $3,177.58
with IPP & EBB Riders  $493.46   $1,017.76   $1,726.81   $3,612.37   $493.46   $1,183.41   $1,873.63   $3,612.37

MAINSTAY VP DREYFUS
  LARGE COMPANY
  VALUE--INITIAL
  CLASS
without any Riders     $424.28   $  808.13   $1,379.93   $2,860.50   $424.28   $  977.32   $1,532.04   $2,860.50
with IPP Rider         $468.72   $  942.61   $1,602.13   $3,367.13   $468.72   $1,109.53   $1,750.85   $3,367.13
with EBB Rider         $453.91   $  897.97   $1,528.61   $3,225.33   $453.91   $1,065.64   $1,678.46   $3,225.33
with IPP & EBB Riders  $498.37   $1,032.47   $1,750.83   $3,657.69   $498.37   $1,197.87   $1,897.28   $3,657.69

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
MAINSTAY VP MID CAP
  CORE--SERVICE CLASS
without any Riders     $307.12   $  939.57   $1,597.15   $3,274.45
with IPP Rider         $352.09   $1,072.25   $1,814.32   $3,769.54
with EBB Rider         $337.12   $1,028.23   $1,742.47   $3,634.43
with IPP & EBB Riders  $382.08   $1,160.90   $1,959.62   $4,046.42
MAINSTAY VP MID CAP
  GROWTH--SERVICE
  CLASS
without any Riders     $286.07   $  877.05   $1,494.06   $3,079.22
with IPP Rider         $331.13   $1,010.58   $1,713.63   $3,579.88
with EBB Rider         $316.13   $  966.27   $1,640.99   $3,441.55
with IPP & EBB Riders  $361.19   $1,099.82   $1,860.56   $3,863.22
MAINSTAY VP MID CAP
  VALUE--INITIAL
  CLASS
without any Riders     $247.88   $  762.91   $1,304.76   $2,714.98
with IPP Rider         $293.13   $  898.05   $1,528.75   $3,225.54
with EBB Rider         $278.07   $  853.19   $1,454.64   $3,081.35
with IPP & EBB Riders  $323.30   $  988.31   $1,678.61   $3,520.93
MAINSTAY VP S&P 500
  INDEX--INITIAL
  CLASS
without any Riders     $202.53   $  626.20   $1,075.93   $2,264.62
with IPP Rider         $247.98   $  763.22   $1,305.22   $2,786.87
with EBB Rider         $232.84   $  717.73   $1,229.36   $2,635.42
with IPP & EBB Riders  $278.30   $  854.72   $1,458.65   $3,097.16
MAINSTAY VP SMALL CAP
  GROWTH--INITIAL
  CLASS
without any Riders     $285.06   $  874.05   $1,489.13   $3,069.83
with IPP Rider         $330.13   $1,007.64   $1,708.80   $3,570.70
with EBB Rider         $315.13   $  963.32   $1,636.15   $3,432.30
with IPP & EBB Riders  $360.20   $1,096.89   $1,855.81   $3,854.36
MAINSTAY VP TOTAL
  RETURN--INITIAL
  CLASS
without any Riders     $224.72   $  693.26   $1,188.46   $2,487.45
with IPP Rider         $270.07   $  829.33   $1,415.10   $3,003.93
with EBB Rider         $254.96   $  784.16   $1,340.10   $2,856.10
with IPP & EBB Riders  $300.31   $  920.24   $1,566.79   $3,306.88
MAINSTAY VP VALUE--
  INITIAL CLASS
without any Riders     $229.76   $  708.44   $1,213.85   $2,537.37
with IPP Rider         $275.08   $  844.30   $1,439.93   $3,052.61
with EBB Rider         $259.99   $  799.21   $1,365.14   $2,905.57
with IPP & EBB Riders  $305.31   $  935.09   $1,591.22   $3,353.88
MAINSTAY VP AMERICAN
  CENTURY INCOME &
  GROWTH--INITIAL
  CLASS
without any Riders     $257.94   $  793.07   $1,354.92   $2,812.25
with IPP Rider         $303.13   $  927.76   $1,577.70   $3,320.17
with EBB Rider         $288.09   $  883.05   $1,504.01   $3,177.58
with IPP & EBB Riders  $333.28   $1,017.76   $1,726.81   $3,612.37
MAINSTAY VP DREYFUS
  LARGE COMPANY
  VALUE--INITIAL
  CLASS
without any Riders     $262.97   $  808.13   $1,379.93   $2,860.50
with IPP Rider         $308.14   $  942.61   $1,602.13   $3,367.13
with EBB Rider         $293.09   $  897.97   $1,528.61   $3,225.33
with IPP & EBB Riders  $338.27   $1,032.47   $1,750.83   $3,657.69

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP EAGLE
  ASSET MANAGEMENT
  GROWTH EQUITY--
  INITIAL CLASS
without any Riders     $408.44   $  759.91   $1,299.74   $2,705.23   $408.44   $  929.91   $1,453.07   $2,705.23
with IPP Rider         $452.97   $  895.08   $1,523.83   $3,216.01   $452.97   $1,062.80   $1,673.75   $3,216.01
with EBB Rider         $438.14   $  850.20   $1,449.68   $3,071.66   $438.14   $1,018.68   $1,600.73   $3,071.66
with IPP & EBB Riders  $482.65   $  985.36   $1,673.75   $3,511.73   $482.65   $1,151.56   $1,821.39   $3,511.73

MAINSTAY VP LORD
  ABBETT DEVELOPING
  GROWTH--INITIAL
  CLASS
without any Riders     $444.03   $  868.06   $1,479.23   $3,051.02   $444.03   $1,036.24   $1,629.83   $3,051.02
with IPP Rider         $488.39   $1,001.74   $1,699.15   $3,552.39   $488.39   $1,167.66   $1,846.39   $3,552.39
with EBB Rider         $473.62   $  957.39   $1,626.43   $3,413.70   $473.62   $1,124.06   $1,774.78   $3,413.70
with IPP & EBB Riders  $517.98   $1,091.03   $1,846.30   $3,836.69   $517.98   $1,255.45   $1,991.29   $3,836.69

ALGER AMERICAN SMALL
  CAPITALIZATION--
  CLASS O SHARES
without any Riders     $422.31   $  802.12   $1,369.95   $2,841.28   $422.31   $  971.41   $1,522.21   $2,841.28
with IPP Rider         $466.76   $  936.70   $1,592.40   $3,348.38   $466.76   $1,103.72   $1,741.27   $3,348.38
with EBB Rider         $451.95   $  892.00   $1,518.77   $3,206.25   $451.95   $1,059.78   $1,668.76   $3,206.25
with IPP & EBB Riders  $496.40   $1,026.59   $1,741.24   $3,639.61   $496.40   $1,192.09   $1,887.84   $3,639.61

CALVERT SOCIAL
  BALANCED
without any Riders     $418.34   $  790.05   $1,349.91   $2,802.57   $418.34   $  959.55   $1,502.48   $2,802.57
with IPP Rider         $462.81   $  924.80   $1,572.84   $3,310.78   $462.81   $1,092.02   $1,722.01   $3,310.78
with EBB Rider         $448.00   $  880.06   $1,499.06   $3,168.00   $448.00   $1,048.04   $1,649.36   $3,168.00
with IPP & EBB Riders  $492.48   $1,014.82   $1,721.99   $3,603.27   $492.48   $1,180.52   $1,868.89   $3,603.27

DREYFUS IP TECHNOLOGY
  GROWTH--INITIAL
  SHARES
without any Riders     $413.38   $  774.99   $1,324.86   $2,754.02   $413.38   $  944.74   $1,477.81   $2,754.02
with IPP Rider         $457.88   $  909.94   $1,548.36   $3,263.54   $457.88   $1,077.42   $1,697.90   $3,263.54
with EBB Rider         $443.07   $  865.16   $1,474.43   $3,120.00   $443.07   $1,033.39   $1,625.10   $3,120.00
with IPP & EBB Riders  $487.57   $1,000.11   $1,697.93   $3,557.65   $487.57   $1,166.06   $1,845.19   $3,557.65

FIDELITY(R) VIP
  CONTRAFUND(R)--
  INITIAL CLASS
without any Riders     $392.58   $  711.46   $1,218.90   $2,547.31   $392.58   $  882.29   $1,373.47   $2,547.31
with IPP Rider         $437.18   $  847.31   $1,444.89   $3,062.31   $437.18   $1,015.84   $1,596.01   $3,062.31
with EBB Rider         $422.33   $  802.21   $1,370.11   $2,915.41   $422.33   $  971.50   $1,522.37   $2,915.41
with IPP & EBB Riders  $466.93   $  938.06   $1,596.10   $3,363.25   $466.93   $1,105.05   $1,744.02   $3,363.25

FIDELITY(R) VIP
  EQUITY-
  INCOME--INITIAL
  CLASS
without any Riders     $382.67   $  681.09   $1,168.07   $2,447.27   $382.67   $  852.43   $1,323.41   $2,447.27
with IPP Rider         $427.32   $  817.34   $1,395.23   $2,964.90   $427.32   $  986.38   $1,547.11   $2,964.90
with EBB Rider         $412.45   $  772.11   $1,320.06   $2,816.36   $412.45   $  941.91   $1,473.08   $2,816.36
with IPP & EBB Riders  $457.08   $  908.38   $1,547.24   $3,269.15   $457.08   $1,075.87   $1,696.80   $3,269.15

FIDELITY(R) VIP MID
  CAP--SERVICE CLASS
  2
without any Riders     $420.31   $  796.07   $1,359.91   $2,821.92   $420.31   $  965.46   $1,512.33   $2,821.92
with IPP Rider         $464.78   $  930.75   $1,582.62   $3,329.61   $464.78   $1,097.87   $1,731.64   $3,329.61
with EBB Rider         $449.99   $  886.05   $1,508.96   $3,187.16   $449.99   $1,053.92   $1,659.10   $3,187.16
with IPP & EBB Riders  $494.45   $1,020.71   $1,731.64   $3,621.48   $494.45   $1,186.31   $1,878.39   $3,621.48

JANUS ASPEN SERIES
  BALANCED--
  INSTITUTIONAL
  SHARES
without any Riders     $392.58   $  711.46   $1,218.90   $2,547.31   $392.58   $  882.29   $1,373.47   $2,547.31
with IPP Rider         $437.13   $  846.73   $1,443.19   $3,055.12   $437.13   $1,015.27   $1,594.33   $3,055.12
with EBB Rider         $422.33   $  802.21   $1,370.11   $2,915.41   $422.33   $  971.50   $1,522.37   $2,915.41
with IPP & EBB Riders  $466.87   $  937.48   $1,594.40   $3,356.07   $466.87   $1,104.49   $1,743.24   $3,356.07

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
MAINSTAY VP EAGLE
  ASSET MANAGEMENT
  GROWTH EQUITY--
  INITIAL CLASS
without any Riders     $246.88   $  759.91   $1,299.74   $2,705.23
with IPP Rider         $292.13   $  895.08   $1,523.83   $3,216.01
with EBB Rider         $277.06   $  850.20   $1,449.68   $3,071.66
with IPP & EBB Riders  $322.30   $  985.36   $1,673.75   $3,511.73
MAINSTAY VP LORD
  ABBETT DEVELOPING
  GROWTH--INITIAL
  CLASS
without any Riders     $283.05   $  868.05   $1,479.23   $3,051.02
with IPP Rider         $328.13   $1,001.74   $1,699.15   $3,552.39
with EBB Rider         $313.13   $  957.39   $1,626.43   $3,413.70
with IPP & EBB Riders  $358.20   $1,091.03   $1,846.30   $3,836.69
ALGER AMERICAN SMALL
  CAPITALIZATION--
  CLASS O SHARES
without any Riders     $260.97   $  802.12   $1,369.95   $2,841.28
with IPP Rider         $306.15   $  936.70   $1,592.40   $3,348.38
with EBB Rider         $291.10   $  892.00   $1,518.77   $3,206.25
with IPP & EBB Riders  $336.28   $1,026.59   $1,741.24   $3,639.61
CALVERT SOCIAL
  BALANCED
without any Riders     $256.94   $  790.05   $1,349.91   $2,802.57
with IPP Rider         $302.14   $  924.80   $1,572.84   $3,310.78
with EBB Rider         $287.08   $  880.06   $1,499.06   $3,168.00
with IPP & EBB Riders  $332.29   $1,014.82   $1,721.99   $3,603.27
DREYFUS IP TECHNOLOGY
  GROWTH--INITIAL
  SHARES
without any Riders     $251.90   $  774.99   $1,324.86   $2,754.02
with IPP Rider         $297.12   $  909.94   $1,548.36   $3,263.54
with EBB Rider         $282.07   $  865.16   $1,474.43   $3,120.00
with IPP & EBB Riders  $327.30   $1,000.11   $1,697.93   $3,557.65
FIDELITY(R) VIP
  CONTRAFUND(R)--
  INITIAL CLASS
without any Riders     $230.76   $  711.46   $1,218.90   $2,547.31
with IPP Rider         $276.08   $  847.31   $1,444.89   $3,062.31
with EBB Rider         $260.99   $  802.21   $1,370.11   $2,915.41
with IPP & EBB Riders  $306.32   $  938.06   $1,596.10   $3,363.25
FIDELITY(R) VIP
  EQUITY-
  INCOME--INITIAL
  CLASS
without any Riders     $220.69   $  681.09   $1,168.07   $2,447.27
with IPP Rider         $266.06   $  817.34   $1,395.23   $2,964.90
with EBB Rider         $250.95   $  772.11   $1,320.06   $2,816.36
with IPP & EBB Riders  $296.31   $  908.38   $1,547.27   $3,269.15
FIDELITY(R) VIP MID
  CAP--SERVICE CLASS
  2
without any Riders     $258.95   $  796.07   $1,359.91   $2,821.92
with IPP Rider         $304.14   $  930.75   $1,582.62   $3,329.61
with EBB Rider         $289.10   $  886.05   $1,508.96   $3,187.16
with IPP & EBB Riders  $334.29   $1,020.71   $1,731.64   $3,621.48
JANUS ASPEN SERIES
  BALANCED--
  INSTITUTIONAL
  SHARES
without any Riders     $230.76   $  711.46   $1,218.90   $2,547.31
with IPP Rider         $276.03   $  846.73   $1,443.19   $3,055.12
with EBB Rider         $260.99   $  802.21   $1,370.11   $2,915.41
with IPP & EBB Riders  $306.27   $  937.48   $1,594.40   $3,356.07

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
JANUS ASPEN SERIES
  WORLDWIDE GROWTH--
  INSTITUTIONAL
  SHARES
without any Riders     $396.56   $  723.60   $1,239.18   $2,587.05   $396.56   $  894.22   $1,393.43   $2,587.05
with IPP Rider         $441.13   $  859.26   $1,464.68   $3,100.97   $441.13   $1,027.59   $1,615.50   $3,100.97
with EBB Rider         $426.28   $  814.23   $1,390.07   $2,954.73   $426.28   $  983.32   $1,542.02   $2,954.73
with IPP & EBB Riders  $470.86   $  949.90   $1,615.57   $3,400.61   $470.86   $1,116.70   $1,764.09   $3,400.61

MFS(R) INVESTORS
  TRUST
  SERIES--INITIAL
  CLASS
without any Riders     $412.40   $  771.98   $1,319.83   $2,744.26   $412.40   $  941.78   $1,472.86   $2,744.26
with IPP Rider         $456.90   $  906.97   $1,543.46   $3,254.06   $456.90   $1,074.49   $1,693.08   $3,254.06
with EBB Rider         $442.09   $  862.16   $1,469.48   $3,110.34   $442.09   $1,030.44   $1,620.22   $3,110.34
with IPP & EBB Riders  $486.59   $  997.18   $1,693.10   $3,548.49   $486.59   $1,163.18   $1,840.44   $3,548.49

MFS(R) RESEARCH
  SERIES--INITIAL
  CLASS
without any Riders     $413.38   $  774.99   $1,324.86   $2,754.02   $413.38   $  944.74   $1,477.81   $2,754.02
with IPP Rider         $457.88   $  909.94   $1,548.36   $3,263.54   $457.88   $1,077.42   $1,697.90   $3,263.54
with EBB Rider         $443.07   $  865.16   $1,474.43   $3,120.00   $443.07   $1,033.39   $1,625.10   $3,120.00
with IPP & EBB Riders  $487.57   $1,000.11   $1,697.93   $3,557.65   $487.57   $1,166.06   $1,845.19   $3,557.65

MFS(R) UTILITIES
  SERIES--INITIAL
  CLASS
without any Riders     $417.36   $  787.06   $1,344.93   $2,792.90   $417.36   $  956.61   $1,497.57   $2,792.90
with IPP Rider         $461.82   $  921.82   $1,567.94   $3,301.34   $461.82   $1,089.09   $1,717.18   $3,301.34
with EBB Rider         $447.02   $  877.09   $1,494.14   $3,158.42   $447.02   $1,045.11   $1,644.51   $3,158.42
with IPP & EBB Riders  $491.50   $1,011.89   $1,717.20   $3,594.18   $491.50   $1,177.64   $1,864.17   $3,594.18

NEUBERGER BERMAN AMT
  MIDCAP
  GROWTH--CLASS I
without any Riders     $413.38   $  774.99   $1,324.86   $2,754.02   $413.38   $  944.74   $1,477.81   $2,754.02
with IPP Rider         $457.88   $  909.94   $1,548.36   $3,263.54   $457.88   $1,077.42   $1,697.90   $3,263.54
with EBB Rider         $443.07   $  865.16   $1,474.43   $3,120.00   $443.07   $1,033.39   $1,625.10   $3,120.00
with IPP & EBB Riders  $487.57   $1,000.11   $1,697.93   $3,557.65   $487.57   $1,166.06   $1,845.19   $3,557.65

T. ROWE PRICE EQUITY
  INCOME PORTFOLIO--I
without any Riders     $410.42   $  765.94   $1,309.81   $2,724.81   $410.42   $  935.85   $1,462.98   $2,724.81
with IPP Rider         $454.93   $  901.02   $1,533.65   $3,235.08   $454.93   $1,068.64   $1,683.42   $3,235.08
with EBB Rider         $440.11   $  856.17   $1,459.57   $3,091.03   $440.11   $1,024.55   $1,610.47   $3,091.03
with IPP & EBB Riders  $484.62   $  991.27   $1,683.45   $3,530.14   $484.62   $1,157.37   $1,830.93   $3,530.14

VAN ECK WORLDWIDE
  HARD ASSETS
without any Riders     $447.99   $  880.02   $1,499.00   $3,088.65   $447.99   $1,048.00   $1,649.29   $3,088.65
with IPP Rider         $492.33   $1,013.54   $1,718.46   $3,589.02   $492.33   $1,179.26   $1,865.41   $3,589.02
with EBB Rider         $477.56   $  969.21   $1,645.83   $3,450.87   $477.56   $1,135.68   $1,793.89   $3,450.87
with IPP & EBB Riders  $521.90   $1,102.72   $1,865.28   $3,872.03   $521.90   $1,266.94   $2,009.99   $3,872.03

VAN KAMPEN UIF
  EMERGING MARKETS
  EQUITY--CLASS I
without any Riders     $511.01   $1,069.43   $1,809.68   $3,669.72   $511.01   $1,234.20   $1,955.24   $3,669.72
with IPP Rider         $555.06   $1,200.32   $2,021.90   $4,153.36   $555.06   $1,362.88   $2,164.21   $4,153.36
with EBB Rider         $540.39   $1,156.86   $1,951.67   $4,024.62   $540.39   $1,320.16   $2,095.06   $4,024.62
with IPP & EBB Riders  $584.44   $1,287.76   $2,163.90   $4,417.11   $584.44   $1,448.85   $2,304.04   $4,417.11

VICTORY VIF
  DIVERSIFIED STOCK--
  CLASS A SHARES
without any Riders     $492.33   $1,103.56   $1,718.48   $3,501.26   $492.33   $1,179.28   $1,865.43   $3,501.26
with IPP Rider         $536.46   $1,145.21   $1,932.81   $3,989.84   $536.46   $1,308.71   $2,076.48   $3,989.84
with EBB Rider         $521.77   $1,101.53   $1,861.92   $3,858.41   $521.77   $1,265.77   $2,006.68   $3,858.41
with IPP & EBB Riders  $565.91   $1,233.19   $2,076.26   $4,259.22   $565.91   $1,395.20   $2,217.74   $4,259.22

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
JANUS ASPEN SERIES
  WORLDWIDE GROWTH--
  INSTITUTIONAL
  SHARES
without any Riders     $234.81   $  723.60   $1,239.18   $2,587.05
with IPP Rider         $280.10   $  859.26   $1,464.68   $3,100.97
with EBB Rider         $265.01   $  814.23   $1,390.07   $2,954.73
with IPP & EBB Riders  $310.31   $  949.90   $1,615.57   $3,400.61
MFS(R) INVESTORS
  TRUST
  SERIES--INITIAL
  CLASS
without any Riders     $250.90   $  771.98   $1,319.83   $2,744.26
with IPP Rider         $296.13   $  906.97   $1,543.46   $3,254.06
with EBB Rider         $281.08   $  862.16   $1,469.48   $3,110.34
with IPP & EBB Riders  $326.30   $  997.18   $1,693.10   $3,548.49
MFS(R) RESEARCH
  SERIES--INITIAL
  CLASS
without any Riders     $251.90   $  774.99   $1,324.86   $2,754.02
with IPP Rider         $297.12   $  909.94   $1,548.36   $3,263.54
with EBB Rider         $282.07   $  865.16   $1,474.43   $3,120.00
with IPP & EBB Riders  $327.30   $1,000.11   $1,697.93   $3,557.65
MFS(R) UTILITIES
  SERIES--INITIAL
  CLASS
without any Riders     $255.94   $  787.06   $1,344.93   $2,792.90
with IPP Rider         $301.13   $  921.82   $1,567.94   $3,301.34
with EBB Rider         $286.08   $  877.09   $1,494.14   $3,158.42
with IPP & EBB Riders  $331.29   $1,011.89   $1,717.20   $3,594.18
NEUBERGER BERMAN AMT
  MIDCAP
  GROWTH--CLASS I
without any Riders     $251.90   $  774.99   $1,324.86   $2,754.02
with IPP Rider         $297.12   $  909.94   $1,548.36   $3,263.54
with EBB Rider         $282.07   $  865.16   $1,474.43   $3,120.00
with IPP & EBB Riders  $327.30   $1,000.11   $1,697.93   $3,557.65
T. ROWE PRICE EQUITY
  INCOME PORTFOLIO--I
without any Riders     $248.89   $  765.94   $1,309.81   $2,724.81
with IPP Rider         $294.13   $  901.02   $1,533.65   $3,235.08
with EBB Rider         $279.06   $  856.17   $1,459.57   $3,091.03
with IPP & EBB Riders  $324.30   $  991.27   $1,683.45   $3,530.14
VAN ECK WORLDWIDE
  HARD ASSETS
without any Riders     $287.07   $  880.02   $1,499.00   $3,088.65
with IPP Rider         $332.13   $1,013.54   $1,718.46   $3,589.02
with EBB Rider         $317.12   $  969.21   $1,645.83   $3,450.87
with IPP & EBB Riders  $362.19   $1,102.72   $1,865.28   $3,872.03
VAN KAMPEN UIF
  EMERGING MARKETS
  EQUITY--CLASS I
without any Riders     $351.12   $1,069.43   $1,809.68   $3,669.72
with IPP Rider         $395.89   $1,200.32   $2,021.90   $4,153.36
with EBB Rider         $380.98   $1,156.86   $1,951.67   $4,024.62
with IPP & EBB Riders  $425.75   $1,287.76   $2,163.90   $4,417.11
VICTORY VIF
  DIVERSIFIED STOCK--
  CLASS A SHARES
without any Riders     $332.14   $1,013.56   $1,718.48   $3,501.26
with IPP Rider         $376.99   $1,145.21   $1,932.81   $3,989.84
with EBB Rider         $362.06   $1,101.53   $1,861.92   $3,858.41
with IPP & EBB Riders  $406.92   $1,233.19   $2,076.26   $4,259.22

         QUESTIONS AND ANSWERS ABOUT MAINSTAY PLUS II VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT MAINSTAY PLUS II VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS MAINSTAY PLUS II VARIABLE ANNUITY?

     MainStay Plus II Variable Annuity is a Flexible Premium Deferred Variable Retirement Annuity policy. NYLIAC issues the policy. You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, or to one or both of the Fixed Accounts. In addition, you may also allocate premium payments to one or more DCA Advantage Plan Accounts. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected and the interest credited on amounts in the Fixed Accounts and the DCA Advantage Plan Accounts.

2. WHERE CAN I ALLOCATE MY PREMIUM PAYMENT?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account has 69 Investment Divisions, 35 of which are currently available under this Policy. The available Investment Divisions are listed on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNTS

             Each premium payment, or the portion of any premium payment, you allocate to either of the Fixed Accounts will reflect a guaranteed interest rate. (See "The Fixed Accounts.")

     (b) You can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of three DCA Advantage Plan Accounts: a 6-month, 12-month and an 18-month account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Accounts at rates we have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Accounts into the Investment Divisions and/or the 1-Year Fixed Account. (See "DCA Advantage Plan Accounts.")

3. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNTS?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the 1-Year Fixed Account at least 30 days before the Annuity Commencement Date, although certain restrictions may apply. Transfers from the Investment Divisions or the 1-Year Fixed Account into the 3-Year Fixed Account are not permitted. Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year, subject to the "Limits on Transfers" section. We reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year. (See "Transfers.") You may not transfer money into the 1-Year Fixed Account if you transferred money out of either of the Fixed Accounts during the previous six-month period. Transfers into the 3-Year Fixed Account are not permitted.

     You can make transfers from the Fixed Accounts and the DCA Advantage Plan Accounts, although certain restrictions may apply. (See "The Fixed Accounts" and "The DCA Advantage Plan Accounts.") In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation or Interest Sweep options described in this Prospectus.

4. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary and upon surrender of the policy if on that date the Accumulation Value is below $50,000. In addition, we deduct a daily charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses. This charge is 1.45% (annualized) of the daily average Variable Accumulation Value. (See "Separate Account Charge.")

     We impose a surrender charge on certain partial withdrawals or surrenders of the policies based on the amount of premium payments made. This charge is assessed as a percentage of the amount withdrawn during the first seven Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first three Payment Years as follows:

                                                              SURRENDER
                        PAYMENT YEAR                           CHARGE
                        ------------                          ---------
1...........................................................     7%
2...........................................................     7%
3...........................................................     7%
4...........................................................     6%
5...........................................................     6%
6...........................................................     5%
7...........................................................     4%
8+..........................................................     0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value at the time of withdrawal; (b) 10% of the Accumulation Value as of the prior Policy Anniversary; or (c) the Accumulation Value less the accumulated premium payments, all less any prior surrender charge free withdrawals during the policy year. (See "Surrender Charges" and "Exceptions to Surrender Charges.")

     If you select the Investment Protection Plan Rider, (in jurisdictions where available) we will deduct a charge on each policy quarter, based on the amount that is guaranteed. (See "Other Charges--Investment Protection Plan Rider Charge"). The maximum annual charge for this feature is 1% of the amount that is guaranteed. The current charge for this rider is 0.45% of the amount that is guaranteed, applied on a quarterly basis (0.1125% per quarter). We may deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See "Other Charges--Rider Risk Charge Adjustment.") The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We set both of these charges at our sole discretion, subject to the stated maximums. You should consult with your Registered Representative to determine the percentages we are currently charging before you select the Investment Protection Plan Rider. We will not increase either of these charges after the date the Rider becomes effective for the Investment Protection Plan.

     If you select the Enhanced Beneficiary Benefit (EBB) Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. You should check with your Registered Representative to determine the percentage we are currently charging before you elect this rider. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). This charge will not change once your policy is issued.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies, $5,000 for Non-Qualified Policies and $10,000 for policies issued to fund a Pension Plan. The minimum additional payment is $500 for Qualified and Non-Qualified Policies or such lower amount as we may permit at any time and $10,000 for policies issued to fund a Pension Plan. In those states where the modified version of the policy is offered, additional payments are allowed only during the first Policy Year. You have a choice of sending premium payments directly to NYLIAC or through pre-authorized monthly deductions from banks, credit unions or similar accounts. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is up to $1,000,000 without prior approval. Withdrawals will not reduce the aggregate amount of premium payments. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

6. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Accounts and/or DCA Advantage Plan Accounts which you selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received.

     Currently, you may allocate the initial premium payment and thereafter may maintain the Accumulation Value in up to 18 Investment Divisions and the DCA Advantage Plan Accounts inclusively, plus the Fixed Accounts. (See "Automatic Asset Reallocation.") Moreover, you may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative is $25, or such lower amount as we may permit. The minimum amount which you may place in any DCA Advantage Plan Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Alternative and/or any DCA Advantage Plan Account and the number of Allocation Alternatives and DCA Advantage Plan Accounts to which you allocate your Accumulation Value.

7. MAY WE TERMINATE YOUR POLICY?

     If we do not receive any premium payments for a period of two years (except for those states that offer the modified version of the policy), and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy, subject to applicable state laws. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "Distributions Under the Policy" and "Federal Tax Matters.")

9. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments under the Life Income Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Under the Life Income Payment Option, Income Payments will always be the same specified amount. (See "Income Payments.") We may offer other options, at our discretion, where permitted by state law.

10. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greatest of:

        (a) the Accumulation Value, less any outstanding loan balance,

        (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges previously imposed, less any rider charges; or

        (c) the "reset value" (as described under "Death Before Annuity Commencement" in this Prospectus) plus any additional premium payments made since the most recent "reset date," less any outstanding loan balance, proportional withdrawals made since the most recent Reset Anniversary, any surrender charges applicable to such proportional withdrawals, and any rider charges since the last Reset Anniversary.

     If the Beneficiary is the spouse of the Annuitant and the owner, see Question 11. (Also see "Death Before Annuity Commencement" and "Federal Tax Matters.")

11. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary (for Non-Qualified, IRA, Roth IRA, TSA and SEP policies; Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death, or the Annuitant's death. If you select the EBB Rider and the Enhanced Spousal Contingency (ESC) Rider applies, see the EBB and ESC Riders for details.

12. MAY I RETURN THE POLICY AFTER IT IS DELIVERED?

     You may cancel the policy by returning it or providing written notification to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. Except in jurisdictions where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will return the Accumulation Value on the date we receive the policy. We will set forth the provision in your policy.

13. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "Voting Rights.")

14. ARE POLICY LOANS AVAILABLE?

     If you have purchased your policy in connection with a Tax-Sheltered Annuity "TSA" (Section 403(b)) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "Loans.")

15. HOW DO I CONTACT MAINSTAY ANNUITIES OR NYLIAC?


REGULAR MAIL         MainStay Annuities                  EXPRESS MAIL         National City Corporation
                     2400 Reliable Parkway                                    MainStay Annuities/Lockbox #2400
                     Chicago, IL 60686                                        5635 S. Archer Avenue
                                                                              Chicago, IL 60638
CUSTOMER SERVICE     (800) 762-6212
AND UNIT VALUES

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division, which were available for sale, for the fiscal year ended December 31, 2003 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information.

     SOME INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED PRIOR TO JUNE 2, 2003 DIFFER FROM INVESTMENT DIVISIONS OFFERED IN POLICIES ISSUED ON OR AFTER JUNE 2, 2003. PLEASE REFER TO THE EXAMPLE SECTION OF THIS PROSPECTUS FOR A LIST OF THE CORRESPONDING INVESTMENT DIVISIONS AVAILABLE TO YOU.

                                    MAINSTAY VP                       MAINSTAY VP       MAINSTAY VP
                                      BOND--        MAINSTAY VP         CAPITAL           CAPITAL          MAINSTAY VP
                                      SERVICE          BOND--        APPRECIATION--   APPRECIATION--          CASH
                                       CLASS       INITIAL CLASS     SERVICE CLASS     INITIAL CLASS       MANAGEMENT
                                    -----------   ----------------   --------------   ---------------   -----------------
                                      2003(B)      2003    2002(A)      2003(B)       2003    2002(A)    2003     2002(A)
                                    -----------   ------   -------   --------------   -----   -------   -------   -------
Accumulation Unit Value
  (beginning of period)...........    $10.00      $10.77   $10.00        $10.00       $7.46   $10.00    $  1.00   $ 1.00
Accumulation Unit Value
  (end of period).................    $ 9.92      $11.10   $10.77        $11.14       $9.34   $ 7.46    $   .99   $ 1.00
Number of Units Outstanding
  (in 000s) (end of period).......       592       1,552      571           406         943      396     16,593    4,949

                                     MAINSTAY VP
                                    COMMON STOCK--
                                       SERVICE
                                        CLASS
                                    --------------
                                       2003(B)
                                    --------------
Accumulation Unit Value
  (beginning of period)...........      $10.00
Accumulation Unit Value
  (end of period).................      $11.40
Number of Units Outstanding
  (in 000s) (end of period).......         293

                                                        MAINSTAY VP
                                      MAINSTAY VP      CONVERTIBLE--     MAINSTAY VP       MAINSTAY VP      MAINSTAY VP
                                     COMMON STOCK--       SERVICE       CONVERTIBLE--     GOVERNMENT--      GOVERNMENT--
                                     INITIAL CLASS         CLASS        INITIAL CLASS     SERVICE CLASS    INITIAL CLASS
                                    ----------------   -------------   ----------------   -------------   ----------------
                                     2003    2002(A)      2003(B)       2003    2002(A)      2003(B)       2003    2002(A)
                                    ------   -------   -------------   ------   -------   -------------   ------   -------
Accumulation Unit Value
  (beginning of period)...........  $ 8.08   $10.00       $10.00       $ 9.27   $10.00       $10.00       $10.74   $10.00
Accumulation Unit Value
  (end of period).................  $10.07   $ 8.08       $10.94       $11.17   $ 9.27       $ 9.76       $10.78   $10.74
Number of Units Outstanding
  (in 000s) (end of period).......     870      367          644        1,083      396          425        1,641      865

                                     MAINSTAY VP
                                     HIGH YIELD       MAINSTAY VP       MAINSTAY VP      MAINSTAY VP       MAINSTAY VP
                                      CORPORATE        HIGH YIELD      INTERNATIONAL    INTERNATIONAL        MID CAP
                                       BOND--       CORPORATE BOND--     EQUITY--          EQUITY--          VALUE--
                                    SERVICE CLASS    INITIAL CLASS     SERVICE CLASS    INITIAL CLASS     SERVICE CLASS
                                    -------------   ----------------   -------------   ----------------   -------------
                                       2003(B)       2003    2002(A)      2003(B)       2003    2002(A)      2003(B)
                                    -------------   ------   -------   -------------   ------   -------   -------------
Accumulation Unit Value
  (beginning of period)...........     $10.00       $ 9.67   $10.00       $10.00       $ 8.82   $10.00       $10.00
Accumulation Unit Value
  (end of period).................     $11.47       $12.99   $ 9.67       $11.60       $11.30   $ 8.82       $11.59
Number of Units Outstanding
  (in 000s) (end of period).......      2,224        2,759      776          246          291       80          442

                                                        MAINSTAY VP                         MAINSTAY VP        MAINSTAY VP
                                      MAINSTAY VP         S&P 500         MAINSTAY VP        SMALL CAP          SMALL CAP
                                    MID CAP VALUE--       INDEX--       S&P 500 INDEX--       GROWTH--          GROWTH--
                                     INITIAL CLASS     SERVICE CLASS     INITIAL CLASS     SERVICE CLASS      INITIAL CLASS
                                    ----------------   --------------   ----------------   --------------   -----------------
                                     2003    2002(A)      2003(B)        2003    2002(A)      2003(B)        2003     2002(A)
                                    ------   -------   --------------   ------   -------   --------------   -------   -------
Accumulation Unit Value
  (beginning of period)...........  $ 8.09   $10.00        $10.00       $ 8.20   $10.00        $10.00       $ 7.41    $10.00
Accumulation Unit Value
  (end of period).................  $10.29   $ 8.09        $11.26       $10.37   $ 8.20        $12.01       $10.35    $ 7.41
Number of Units Outstanding (in
  000s) (end of period)...........   1,114      422         1,038        1,839      660           353          726       243

(a) For the period May 10, 2002 (commencement of operations) through December 31, 2002.
(b) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

                                                                                                           MAINSTAY VP
                                                                                                            AMERICAN
                                     MAINSTAY VP                                                             CENTURY
                                        TOTAL         MAINSTAY VP       MAINSTAY VP      MAINSTAY VP        INCOME &
                                      RETURN--       TOTAL RETURN--       VALUE--          VALUE--          GROWTH--
                                    SERVICE CLASS    INITIAL CLASS     SERVICE CLASS    INITIAL CLASS     SERVICE CLASS
                                    -------------   ----------------   -------------   ----------------   -------------
                                       2003(B)       2003    2002(A)      2003(B)       2003    2002(A)      2003(B)
                                    -------------   ------   -------   -------------   ------   -------   -------------
Accumulation Unit Value
  (beginning of period)...........     $10.00       $ 8.73   $10.00       $10.00       $ 7.67   $10.00       $10.00
Accumulation Unit Value
  (end of period).................     $10.86       $10.29   $ 8.73       $11.72       $ 9.63   $ 7.67       $11.32
Number of Units Outstanding
  (in 000s) (end of period).......        299          647      236          392        1,147      505          123

                                                        MAINSTAY VP                        MAINSTAY VP
                                      MAINSTAY VP         DREYFUS                          EAGLE ASSET      MAINSTAY VP
                                    AMERICAN CENTURY       LARGE         MAINSTAY VP       MANAGEMENT       EAGLE ASSET
                                        INCOME &          COMPANY       DREYFUS LARGE        GROWTH         MANAGEMENT
                                        GROWTH--          VALUE--      COMPANY VALUE--      EQUITY--      GROWTH EQUITY--
                                     INITIAL CLASS     SERVICE CLASS    INITIAL CLASS     SERVICE CLASS    INITIAL CLASS
                                    ----------------   -------------   ----------------   -------------   ---------------
                                     2003    2002(A)      2003(B)       2003    2002(A)      2003(B)      2003    2002(A)
                                    ------   -------   -------------   ------   -------   -------------   -----   -------
Accumulation Unit Value
  (beginning of period)...........  $ 8.15   $10.00       $10.00       $ 7.99   $10.00       $10.00       $7.90   $10.00
Accumulation Unit Value
  (end of period).................  $10.34   $ 8.15       $11.29       $10.07   $ 7.99       $11.09       $9.97   $ 7.90
Number of Units Outstanding
  (in 000s) (end of period).......     195       65          181          281      101          201         362      141

                                     MAINSTAY VP      MAINSTAY VP       ALGER AMERICAN
                                     LORD ABBETT      LORD ABBETT           SMALL          ALGER AMERICAN
                                     DEVELOPING        DEVELOPING      CAPITALIZATION--        SMALL
                                      GROWTH--          GROWTH--           CLASS S        CAPITALIZATION--    CALVERT SOCIAL
                                    SERVICE CLASS    INITIAL CLASS          SHARES         CLASS O SHARES        BALANCED
                                    -------------   ----------------   ----------------   ----------------   ----------------
                                       2003(B)       2003    2002(A)       2003(B)         2003    2002(A)    2003    2002(A)
                                    -------------   ------   -------   ----------------   ------   -------   ------   -------
Accumulation Unit Value
  (beginning of period)...........      $10.00      $ 7.72   $10.00         $10.00        $ 8.19   $10.00    $ 9.23   $10.00
Accumulation Unit Value
  (end of period).................      $11.62      $10.54   $ 7.72         $12.11        $11.49   $ 8.19    $10.85   $ 9.23
Number of Units Outstanding
  (in 000s) (end of period).......         117         132       42            132           175       46       210       38


                                      DREYFUS IP
                                      TECHNOLOGY
                                       GROWTH--
                                    SERVICE SHARES
                                    --------------
                                       2003(B)
                                    --------------
Accumulation Unit Value
  (beginning of period)...........      $10.00
Accumulation Unit Value
  (end of period).................      $11.68
Number of Units Outstanding
  (in 000s) (end of period).......         230

                                       DREYFUS IP                                           FIDELITY(R) VIP
                                       TECHNOLOGY      FIDELITY(R) VIP   FIDELITY(R) VIP        EQUITY-       FIDELITY(R) VIP
                                        GROWTH--       CONTRAFUND(R)--   CONTRAFUND(R)--       INCOME--       EQUITY-INCOME--
                                     INITIAL CLASS     SERVICE CLASS 2    INITIAL CLASS     SERVICE CLASS 2    INITIAL CLASS
                                    ----------------   ---------------   ----------------   ---------------   ----------------
                                     2003    2002(A)       2003(B)        2003    2002(A)       2003(B)        2003    2002(A)
                                    ------   -------   ---------------   ------   -------   ---------------   ------   -------
Accumulation Unit Value
  (beginning of period)...........  $ 7.16   $10.00        $10.00        $ 8.63   $10.00        $10.00        $ 8.15   $10.00
Accumulation Unit Value
  (end of period).................  $10.65   $ 7.16        $11.82        $10.93   $ 8.63        $11.48        $10.47   $ 8.15
Number of Units Outstanding
  (in 000s) (end of period).......     207       51           467         1,070      425           421           773      270

                                     FIDELITY(R)                       JANUS ASPEN       JANUS ASPEN       JANUS ASPEN
                                         VIP         JANUS ASPEN          SERIES            SERIES       SERIES WORLDWIDE
                                      MID CAP--         SERIES          BALANCED--        WORLDWIDE          GROWTH--
                                       SERVICE        BALANCED--      INSTITUTIONAL        GROWTH--       INSTITUTIONAL
                                       CLASS 2      SERVICE SHARES        SHARES        SERVICE SHARES        SHARES
                                    -------------   --------------   ----------------   --------------   ----------------
                                       2003(C)         2003(B)        2003    2002(A)      2003(B)        2003    2002(A)
                                    -------------   --------------   ------   -------   --------------   ------   -------
Accumulation Unit Value
  (beginning of period)...........     $10.00           $10.00       $ 9.19   $10.00        $10.00       $ 7.79   $10.00
Accumulation Unit Value
  (end of period).................     $11.41           $10.51       $10.33   $ 9.19        $11.44       $ 9.52   $ 7.79
Number of Units Outstanding
  (in 000s) (end of period).......         95              722        2,032      884           195          659      267


                                        MFS(R)
                                      INVESTORS
                                    TRUST SERIES--
                                    SERVICE CLASS
                                    --------------
                                       2003(B)
                                    --------------
Accumulation Unit Value
  (beginning of period)...........      $10.00
Accumulation Unit Value
  (end of period).................      $10.97
Number of Units Outstanding
  (in 000s) (end of period).......          43

(a) For the period May 10, 2002 (commencement of operations) through December 31, 2002.
(b) For the period June 2, 2003 (commencement of operations) through December 31, 2003.
(c) For the period September 5, 2003 (commencement of operations) through December 31, 2003.


                                        MFS(R)           MFS(R)           MFS(R)           MFS(R)            MFS(R)
                                       INVESTORS        RESEARCH         RESEARCH         UTILITIES        UTILITIES
                                    TRUST SERIES--      SERIES--         SERIES--         SERIES--          SERIES--
                                     INITIAL CLASS    SERVICE CLASS    INITIAL CLASS    SERVICE CLASS    INITIAL CLASS
                                    ---------------   -------------   ---------------   -------------   ----------------
                                    2003    2002(A)       2003        2003    2002(A)      2003(B)       2003    2002(A)
                                    -----   -------   -------------   -----   -------   -------------   ------   -------
Accumulation Unit Value
  (beginning of period)...........  $8.14   $10.00       $10.00       $7.89   $10.00       $10.00       $10.18   $10.00
Accumulation Unit Value
  (end of period).................  $9.80   $ 8.14       $10.75       $9.69   $ 7.89       $11.46       $13.64   $10.18
Number of Units Outstanding
  (in 000s) (end of period).......    126       57           43         107       45            5            8        4

                                    NEUBERGER
                                    BERMAN AMT
                                      MIDCAP
                                     GROWTH--
                                     CLASS S
                                    ----------
                                     2003(B)
                                    ----------
Accumulation Unit Value
  (beginning of period)...........    $10.00
Accumulation Unit Value
  (end of period).................    $11.32
Number of Units Outstanding
  (in 000s) (end of period).......        24

                                       NEUBERGER                                                              VAN KAMPEN
                                       BERMAN AMT      T. ROWE PRICE    T. ROWE PRICE                        UIF EMERGING
                                         MIDCAP           EQUITY            EQUITY            VAN ECK          MARKETS
                                        GROWTH--          INCOME            INCOME           WORLDWIDE         EQUITY--
                                        CLASS I        PORTFOLIO--II     PORTFOLIO--I       HARD ASSETS        CLASS II
                                    ----------------   -------------   ----------------   ----------------   ------------
                                     2003    2002(A)      2003(B)       2003    2002(A)    2003    2002(A)     2003(B)
                                    ------   -------   -------------   ------   -------   ------   -------   ------------
Accumulation Unit Value (beginning
  of period)......................  $ 9.68   $10.00       $10.00       $ 8.22   $10.00    $ 8.42   $10.00       $10.00
Accumulation Unit Value
  (end of period).................  $12.22   $ 9.68       $11.23       $10.17   $ 8.22    $12.04   $ 8.42       $13.65
Number of Units Outstanding (in
  000s) (end of period)...........      51       16          478        1,084      420       121       39           53


                                       VAN KAMPEN
                                      UIF EMERGING
                                       MARKETS--
                                        CLASS I
                                    ----------------
                                     2003    2002(A)
                                    ------   -------
Accumulation Unit Value (beginning
  of period)......................  $ 7.88   $10.00
Accumulation Unit Value
  (end of period).................  $11.62   $ 7.88
Number of Units Outstanding (in
  000s) (end of period)...........     110       58

(a) For the period May 10, 2002 (commencement of operations) through December 31, 2002.
(b) For the period June 2, 2003 (commencement of operations) through December 31, 2003.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation (NYLIAC) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company (New York Life), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $52.1 billion at the end of 2003. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Accounts, the DCA Accounts and any other separate account of NYLIAC.

     The Separate Account has 69 Investment Divisions, 35 of which are currently available under the policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment Fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the

Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table. Some Investment Divisions offered in policies issued prior to June 2, 2003 differ from Investment Divisions offered in policies issued on or after June 2, 2003. Please refer to the Examples section of this prospectus for a list of the corresponding Investment Divisions available to you.
--------------------------------------------------------------------------------


FUND                                INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                    -                                   -
MainStay VP Series Fund, Inc.       New York Life Investment            MainStay VP Bond;
                                    Management LLC                      MainStay VP Capital Appreciation;
                                                                        MainStay VP Cash Management;
                                                                        MainStay VP Common Stock;
                                                                        MainStay VP Convertible;
                                                                        MainStay VP Government;
                                                                        MainStay VP High Yield Corporate Bond;
                                                                        MainStay VP International Equity;
                                                                        MainStay VP Mid Cap Core;
                                                                        MainStay VP Mid Cap Growth;
                                                                        MainStay VP Mid Cap Value;
                                                                        MainStay VP S&P 500 Index;
                                                                        MainStay VP Small Cap Growth;
                                                                        MainStay VP Total Return;
                                                                        MainStay VP Value;
                                                                        MainStay VP American Century Income &
                                                                          Growth;
                                                                        MainStay VP Dreyfus Large Company Value;
                                                                        MainStay VP Eagle Asset Management
                                                                          Growth Equity;
                                                                        MainStay VP Lord Abbett Developing Growth
The Alger American Fund             Fred Alger Management, Inc.         Alger American Small Capitalization
Calvert Variable Series, Inc.       Calvert Asset Management Company,   Calvert Social Balanced
                                    Inc.
Dreyfus Investment Portfolios       The Dreyfus Corporation             Dreyfus IP Technology Growth
Fidelity Variable Insurance         Fidelity Management and Research    Fidelity(R) VIP Contrafund(R);
Products Fund                       Company                             Fidelity(R) VIP Equity-Income;
                                                                        Fidelity(R) VIP Mid Cap
Janus Aspen Series                  Janus Capital Management            Janus Aspen Series Balanced;
                                                                        Janus Aspen Series Worldwide Growth
MFS(R) Variable Insurance           MFS(R) Investment Management        MFS(R) Investors Trust Series;
Trust(SM)                                                               MFS(R) Research Series;
                                                                        MFS(R) Utilities Series
Neuberger Berman Advisors           Neuberger Berman Management Inc.    Neuberger Berman AMT MidCap Growth
Management Trust
T. Rowe Price Equity Series, Inc.   T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income Portfolio
Van Eck Worldwide Insurance Trust   Van Eck Associates Corporation      Van Eck Worldwide Hard Assets
The Universal Institutional Funds,  Van Kampen                          Van Kampen UIF Emerging Markets Equity
Inc.
Victory Variable Insurance Funds    Victory Capital Management, Inc.    Victory VIF Diversified Stock

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                  THE POLICIES

     This is a flexible premium policy which means additional premium payments can be made. In those states where the modified version of the policy is offered, additional premium payments are allowed only during the first Policy Year. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the Fixed Accumulation Value and the DCA Accumulation Value will also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments; and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the MainStay Plus II Variable Annuity policy described in this prospectus, we offer other variable annuities, each having different features, fees and charges. Your Registered Representative can help you decide which is best for you based on your individual circumstances, time horizon and policy feature preferences.

     The following chart outlines some of the different features for other MainStay variable annuities we offer. The availability of optional policy features, such as those mentioned in the chart, may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

     Your registered representative can provide you with a prospectus for one or more of these annuities, which contains more complete information on these and other policy features.


                                                                                                MAINSTAY
                                  MAINSTAY PLUS II              MAINSTAY SELECT              PREMIUM PLUS II
                                  VARIABLE ANNUITY             VARIABLE ANNUITY             VARIABLE ANNUITY
Surrender Charge Period                7 years                      3 years                      8 years
  (Based on each premium      (7%, 7%, 7%, 6%, 6%, 5%,           (8%, 8%, 7%)             (8%, 8%, 8%, 8%, 7%,
  payment date)                          4%)                                                   6%, 5%, 4%)
DCA Advantage Plan                       Yes                          Yes                          Yes
                                 (6, 12 and 18 month       (6 and 12 month accounts)        (6 month account)
                                      accounts)
Interest Sweep                           Yes                          Yes                          Yes
Premium Credit                           No                           No                           Yes
Fixed Account                            Yes                          Yes                          Yes
                               One-Year Fixed Account
                                         and
                              Three-Year Fixed Account
Total Separate Account                  1.45%                        1.85%                        1.75%
Charges (mortality and
expense risk and
administration fees)
Annual Policy Service                    $30                          $50                          $30
Charge
Minimum Cash Value Required            $50,000                     $100,000                     $100,000
to Waive Annual Policy
Service Charge

    All policies and features may not be available in all jurisdictions.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the retirement plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions and

     (2) Section 408 or 408A Individual Retirement Annuities (IRAs), including Roth IRAs and Inherited IRAs.

     Please see "Federal Tax Matters" for a detailed description of these plans.

     If you are considering a Qualified Policy or a Non-Qualified Policy issued to fund a Pension Plan, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features other than tax deferral that may not be available in other investments. They include:

     (1) two Fixed Account options, each of which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every year and is guaranteed to be at least the amount of your premium payments, less any outstanding loan balance, proportional withdrawals and applicable surrender charges;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive (without surrender charges) a guaranteed amount of monthly income for life after the first Policy Year;

     (5) an Unemployment Benefit Rider (not available for policies issued to fund a pension plan) and a Living Needs Benefit Rider, which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

     (6) an Interest Sweep feature which provides the opportunity to allocate interest earned on monies in the Fixed Accounts to the Investment Divisions under the policy;

     (7) the option for your spouse to continue the policy upon your death prior to the Annuity Commencement Date if your spouse is named the sole primary Beneficiary;

     (8) an optional Investment Protection Plan Rider, which allows you to surrender the policy and receive an amount equal to the greater of the policy's Accumulation Value or the amount guaranteed under the rider; and

     (9) optional Enhanced Beneficiary Benefit Rider and Enhanced Spousal Continuance (ESC) (ESC not available on policies issued to fund a pension plan) Rider which allow you to increase your death benefit by a percentage of the gain in the policy.

These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application with a registered representative. The application is sent to us with your initial premium payment. In addition, in jurisdictions where permitted, you can also instruct a broker-dealer or bank with which NYLIAC has entered into an agreement to forward the initial premium payment along with our "Policy Request" form to us. If the application or Policy Request supplied by a broker-dealer or bank is complete and accurate, and we have received all other information necessary to process the application, we will credit the initial premium payment within two Business Days after receipt. If we cannot credit the initial premium payment within five Business Days after we receive it because the application or Policy Request is incomplete or inaccurate, we will contact you, the broker-dealer or bank providing the application or Policy Request and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. YOU ARE ENCOURAGED TO SEND SUBSEQUENT PREMIUM PAYMENTS DIRECTLY AS INDICATED IN THE RESPONSE TO QUESTION 15.

     If we issue your policy based on a Policy Request, we will require you to provide to us either a signed acknowledgement of the information contained in the Policy Request in a form acceptable to us, or, where required by applicable state law or regulation, a signed application form. Also, policy transactions may not be made unless the Beneficiary designation or transaction request is signature guaranteed. Upon receipt of the signed acknowledgement or application form, the Beneficiary will be specified under the policy and we will process transactions requested with respect to the policy without requiring a signature guarantee.

     We will allocate the initial premium payments to the Investment Divisions, Fixed Accounts or the DCA Advantage Plan Accounts you have chosen immediately. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received at MainStay Annuities. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made.

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies, $5,000 for Non-Qualified Policies and $10,000 for policies issued to fund a Pension Plan. The minimum additional payment is $500 for Qualified and Non-Qualified Policies, or such lower amount as we may permit at any time, and $10,000 for policies issued to fund a Pension Plan. In those states where the modified version of the policy is offered, additional premium payments are allowed only during the first Policy Year. Additional premium payments can be made until you or the Annuitant reach(es) age 85 unless it is limited by the terms of a particular plan, jurisdiction or unless we agree otherwise. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us. You may make additional premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is up to $1,000,000 without prior approval. If you select a DCA Advantage Plan Account, the minimum amount that must be allocated is $5,000. Withdrawals will not reduce aggregate premium payment amount. NYLIAC reserves the right to limit the dollar amount of any premium payment.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by returning it or providing written notification to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. Except in jurisdictions where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will return the Accumulation Value on the date we receive the policy. We will set forth the provision in your policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 85, unless it is limited by a particular state. We will accept additional premium payments until you or the annuitant reaches the age of 85, unless it is limited by the terms of a particular plan, state or unless we agree otherwise.

     We can issue Qualified Policies if you are between the ages of 18 and 85 (0 to 85 for Inherited IRAs), unless it is limited by a particular state. We will accept additional premium payments until you reach the age of 85, unless it is limited by the terms of a particular plan, state or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the 1-Year Fixed Account at least 30 days before the Annuity Commencement Date. You may not make transfers into the DCA Advantage Plan Accounts or the 3-Year Fixed Account. Transfers made from the DCA Advantage Plan Accounts to the Investment Divisions and the 1-Year Fixed Account are subject to different limitations (see "The DCA Advantage Plan"). Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, and the DCA Advantage Plan, the minimum amount that you may transfer from an Investment Division to other Investment Divisions or the 1-Year Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Plan, if the value of the remaining Accumulation Units in an Investment Division or the Fixed Accounts would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division. Transfers into the 1-Year Fixed Account may be subject to restrictions. (See "The Fixed Accounts.")

     Money may not be transferred into the 1-Year Fixed Account if a transfer was made out of the 1-Year Fixed Account during the previous six-month period.

     NYLIAC charges $30 per transfer for each transfer over 12 in any one Policy Year, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Plan will not count as a transfer toward the 12 transfer limit. You may make transfers from the Fixed Accounts to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See "The Fixed Accounts.")

     Your transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Procedures for Telephone/Web Transactions.") We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which we receive the transfer request. (See "Delay of Payments.") Generally, faxed requests for transfers are not acceptable and will not be honored. In certain limited circumstances, however, we permit certain broker-dealers, registered representatives, or investment advisors ("third parties") to make transfers on behalf of certain policyowners and to make such transfers by fax transmission. Permitting faxed transfer requests under these circumstances facilitates our ability to monitor transfer activity for the affected policies. However, the transfer parameters and the policies and procedures discussed above and below apply to faxed transfer requests made by such third parties in the same manner as they apply to transfer requests made directly by policyowners.

     (a) Limits on Transfers

     This policy is not designed as a vehicle for market timing. Accordingly, your right to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that right may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer right could be applied to transfers to or from some or all of the Investment Divisions. We may, for example:

     - reject a transfer request from you or from any person acting on your behalf

     - restrict the method of making a transfer

     - impose redemption fees on short-term trading

     - limit the dollar amount of each transfer.

     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Division on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will require that all subsequent transfer requests for your policy(ies) be made through the U.S. mail or an overnight courier, and not through the telephone, our web site or our Service Center representatives. We will provide you with written notice when we take this action.

     Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. We will provide you with written notice of any transfer request not accepted by the Fund.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful effects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:

     - increased administrative expenses,

     - portfolio management decisions driven by the need to maintain higher than normal liquidity or

     - dilution of the interests of long-term investors.

     PROCEDURES FOR TELEPHONE/WEB TRANSACTIONS

     You may authorize us to accept telephone/Web instructions from you or other individuals you designate for the following types of transactions: premium allocations, transfers among Allocation Alternatives and/or the DCA Advantage Plan, partial withdrawals, periodic partial withdrawals, traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, or to reset or cancel the Investment Protection Plan Rider. You can elect this feature by completing and signing a Telephone/Web Authorization form. Telephone/Web Authorization may be elected, changed or canceled at any time. You, or other individuals you designate, may effect transactions by telephone and speaking with a service representative at (800) 762-6212 or on the Web. Furthermore, we will confirm all telephone/Web transactions in writing. Not all transactions are available on the Web.

     NYLIAC is not liable for any loss, cost or expense for action on telephone/Web instructions which are believed to be genuine in accordance with these procedures. We must receive telephone/Web transfer requests no later than 4:00 p.m. Eastern Time in order to assure same day processing. We will process requests received after 4:00 p.m. Eastern Time on the next Business Day.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC will also offer the DCA Advantage Plan under which you may utilize the 6-month, 12-month or 18-month DCA Advantage Plan Accounts. (See "The DCA Advantage Plan Accounts.") We do not count transfers under the Dollar Cost Averaging Programs as part of your 12 free transfers each Policy Year.

     We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to move $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Common Stock Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

                AMOUNT            ACCUMULATION         ACCUMULATION UNITS
MONTH         TRANSFERRED          UNIT VALUE              PURCHASED
  1              $100                $10.00                  10.00
  2              $100                $ 8.00                  12.50
  3              $100                $12.50                   8.00
  4              $100                $ 7.50                  13.33
Total            $400                $38.00                  43.83

                  The average unit price is calculated as follows:

   Total share price           $38.00
-----------------------     =  ------    =  $9.50
    Number of months             4

                   The average unit cost is calculated as follows:

  Total amount transferred         $400.00
----------------------------    =  -------    =  $9.13
   Total units purchased            43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the 1-Year Fixed Account. You specify the Investment Divisions to transfer money from, the Investment Divisions and/or 1-Year Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make dollar cost averaging transfers from the Fixed Accounts, but you may make transfers into the 1-Year Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You may specify any day of the month. In order to process a transfer under our traditional Dollar Cost Averaging option, NYLIAC must have received a request in writing on a form acceptable by us, or by telephone (See "Procedures for Telephone/Web Transactions") no later than five Business Days prior to the date the transfers are to begin.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request or by telephone (See "Procedures for Telephone/Web Transactions"). NYLIAC may also cancel this option if the

Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     This feature is available to you at no additional cost.

     (b) The DCA Advantage Plan

     This feature permits you to set up automatic dollar cost averaging using the 6-month, 12-month and/or 18-month DCA Advantage Plan Accounts when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options.

     You can enroll in any one, two or all three DCA Advantage Plan Accounts. You must allocate a minimum of $5,000 in each DCA Advantage Plan Account that is selected. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Accounts are to be made. You may not make transfers from the DCA Advantage Plan Account into the 3-Year Fixed Account. You may not select a DCA Advantage Plan Account with a duration which would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Accounts will be transferred to the Investment Divisions in 6 monthly transfers if the 6-month DCA Advantage Plan Account is selected, in 12-monthly or 4-quarterly transfers if the 12-month DCA Advantage Plan Account is selected or in 18-monthly or 6-quarterly transfers if the 18-month DCA Advantage Plan Account is selected. If you send less than the $5,000 minimum to be allocated to a DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions and/or 1-Year Fixed Account that you have specified to receive transfers from such DCA Advantage Plan Account(s). For monthly transfers, dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Plan Account. For quarterly transfers, dollar cost averaging will begin three months from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) every subsequent three month period for the duration of the DCA Advantage Plan Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly or quarterly transfers and the remaining value in a DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of a 6-month DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

     You may have a 6-month, a 12-month and an 18-month DCA Advantage Plan Account open simultaneously in accordance with established procedures. However, you may not have more than one DCA Advantage Plan Account with the same duration open at the same time. Accordingly, any subsequent premium payment we receive for a duration that is already open will be allocated to that same DCA Advantage Plan Account already opened. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the 12-month DCA Advantage Plan Account under which the 12-month term will end on December 31, 2004 and you make a subsequent premium payment to the 12-month DCA Advantage Plan Account before December 31, 2004, we will allocate the subsequent premium payment to the same 12-month DCA Advantage Plan Account already opened and transfer the entire value of the 12-month DCA Advantage Plan Account to the Investment Divisions and/or Fixed Account by December 31, 2004 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 12-month period. If an additional premium payment is allocated to the DCA Advantage Plan Account after the duration has expired, the Plan will be reactivated and will earn the interest rate in effect on that day.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Accounts. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     You cannot make transfers into the DCA Advantage Plan Accounts from any Allocation Alternative.

     This feature is available to you at no additional cost.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the

MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur. The minimum Variable Accumulation Value required to elect this option is $2,500. There is no minimum amount which you must allocate among the Investment Divisions under this option. You may elect Automatic Asset Reallocation by submitting the request in writing on a form acceptable to us no later than one week prior to the date the transfers are to begin. You may not elect the Automatic Asset Reallocation option if you have selected the Dollar Cost Averaging option.

     You can cancel the Automatic Asset Reallocation option at any time in a written request or by telephone (see "Procedures for Telephone/Web Transactions"). NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such a lower amount as we may determine.

     This feature is available to you at no additional cost.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that the interest earned on monies allocated to the Fixed Accounts be transferred from the Fixed Accounts to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers. The minimum Fixed Accumulation Value required to elect this option is $2,500 per Fixed Account, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month).

     You may request the Interest Sweep option in addition to either traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     You can cancel the Interest Sweep option at any time in a written request on a form acceptable to us or by telephone (see "Procedures for Telephone/Web Transactions"). We may also cancel this option if the Fixed Accumulation Value is less than $2,500 per Fixed Account, or such a lower amount as we may determine.

     This feature is available to you at no additional cost.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment among 18 Investment Divisions and the DCA Advantage Plan Accounts (inclusively) or the Fixed Accounts. The minimum amount that you may allocate to any one Investment Division or either Fixed Account is $25 (or such lower amount as we may permit). You may also allocate all or a portion of each premium payment to one or more DCA Advantage Plan Accounts. The minimum amount that you may allocate to a DCA Account is $5,000. (See "The DCA Advantage Plan.") We will allocate the initial premium payment to the Allocation Alternatives and/or the DCA Advantage Plan Accounts you have specified within two Business Days after receipt. We will also allocate additional premium payments to the Allocation Alternatives and/or the DCA Advantage Plan Accounts at the close of the Business Day on which they are received at MainStay Annuities.

     We will credit that portion of each premium payment you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Accounts" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     RIDERS

     We include two riders under the policy at no additional charge: an Unemployment Benefit Rider (for IRAs, Roth IRAs, Inherited IRAs and all Non-Qualified Policies except policies issued to fund a Pension Plan) and a Living Needs Benefit Rider (for all types of policies). The first two riders described below provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also offer the Investment Protection Plan Rider and Enhanced Beneficiary Benefit (EBB) Rider, each at an additional cost. If you elect the EBB Rider and your spouse is the sole primary beneficiary, your policy will also include the Enhanced Spousal Continuance (ESC) Rider, at no extra charge. Each of the riders is available only in those jurisdictions where it has been approved. Please consult with your registered representative regarding the availability of these riders in your jurisdiction.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home or is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You are no longer eligible for the disability benefit once you begin collecting Social Security retirement benefits. There is no additional charge for this rider.

     (b) Unemployment Benefit Rider

     For all IRA, Roth IRA, Inherited IRA and all Non-Qualified Policies (except Policies issued to fund a Pension Plan), if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for and are receiving unemployment benefits. There is no additional charge for this rider.

     (c) Investment Protection Plan Rider (optional)

     THE INVESTMENT PROTECTION PLAN (IPP) RIDER IS AVAILABLE ONLY IN JURISDICTIONS WHERE APPROVED. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "Other Charges--Investment Protection Plan Rider Charge.") When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

          (i) At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all proportional withdrawals. Premium payments made on or after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

          (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The rider will take effect on the next Policy Anniversary following the date we receive your application for the rider.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "Other Charges--Investment Protection Plan Rider Charge" and "Other Charges--Rider Risk Charge Adjustment").

     In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. You must return the rider to us or to the registered representative through whom it was purchased, with a written request for cancellation. Upon receipt of this request, we will promptly cancel the rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted. (See "Other Charges--Rider Risk Charge Adjustment".) The cancellation will be effective on the date we receive your request.

     This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA and SEP-IRA policies if the policy owner is younger than age 66 on the date the rider takes effect.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Accounts. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals will impact the guaranteed amount. In this example, we have assumed the following:

          (1) the Rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) no additional premium payments are made;

          (4) a withdrawal of $20,000 is made in the eighth Policy Year;

          (5) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (6) the Accumulation Value on the tenth Policy Year has decreased to $50,000.

     The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

        Proportional withdrawal = ($20,000/$80,000) x $100,000 = $25,000

     To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount:
($100,000 - $25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policy owner receives $75,000 even though the Accumulation Value has decreased to $50,000.

     (d) Enhanced Beneficiary Benefit Rider (optional)

     THE ENHANCED BENEFICIARY BENEFIT (EBB) RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. THE EBB RIDER IS NOT AVAILABLE IF THE OLDEST OWNER OR ANNUITANT IS OVER AGE 75 AT THE TIME OF APPLICATION. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "Charges and Deductions -- Other Charges -- Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

              Age of Oldest Owner                                   Range of
                 or Annuitant                                Applicable Percentages
              -------------------                            ----------------------
70 or younger                                    Not less than 40% nor greater than 60%
71 to 75 inclusive                               Not less than 20% nor greater than 40%

     WHEN YOU SELECT THE EBB RIDER, THE APPLICABLE PERCENTAGE WILL APPEAR ON YOUR POLICY DATA PAGE. THE APPLICABLE PERCENTAGE FOR THE POLICY WILL NOT CHANGE ONCE THE POLICY IS ISSUED. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR FURTHER DETAILS.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less Proportional Withdrawals. Proportional Withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments.

     There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy (see "The Policies--Riders--Enhanced Spousal Continuance Rider"), 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (See "The Policies--Enhanced Spousal Continuance Rider"), 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or 5) if you transfer ownership of the policy. As discussed in "The Policies--Riders--Enhanced Spousal Continuance Rider," except for policies issued to fund a Pension Plan, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. YOU CANNOT CANCEL THIS RIDER WITHOUT SURRENDERING YOUR POLICY.

     Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

     1. The Rider is selected at the time of application;

     2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

     3. A withdrawal of $20,000 is made in the fourth Policy Year;

     4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

     5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

     6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

     First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

          Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

     Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

        Third, the Gain is calculated (Accumulation Value - Adjusted Premium
                                   Payments):

                        Gain = $250,000 - $184,000 = $66,000

     Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

               Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

     In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (e) Enhanced Spousal Continuance Rider (optional)

     If you select the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance (ESC) Rider at no charge. The ESC Rider will not be included on policies sold in connection with Section 403(b) Tax-Sheltered Annuities and policies issued to fund a Pension Plan.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Plan Accounts).

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY. You will forfeit any benefits under the EBB Rider if you elect to receive income payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     POLICY OWNER INQUIRIES

     Your inquiries should be addressed to MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686 (or for Express Mail: National City Corporation,
Attn: MainStay Annuities/Lockbox #2400, 5635 S. Archer Avenue, Chicago, IL 60638) or call 1-800-762-6212.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and quarterly statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Accounts is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Accounts.

     The maximum surrender charge will be 7% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first three Payment Years following the premium payment to which such withdrawal or surrender is attributable is 7% of the amount withdrawn or surrendered. This charge then declines to 6% in the fourth and fifth Payment Years, 5% in the sixth Payment Year, 4% in the seventh Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                                                              SURRENDER CHARGE
                                                              ----------------
1...........................................................         7%
2...........................................................         7%
3...........................................................         7%
4...........................................................         6%
5...........................................................         6%
6...........................................................         5%
7...........................................................         4%
8+..........................................................         0%

     In no event will the aggregate surrender charge applied under the policy exceed 8.5% of the total premiums paid.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

          (a) on amounts you withdraw in any Policy Year which are less than or equal to the greatest of (i) 10% of the Accumulation Value at the time of surrender or withdrawal; (ii) 10% of the Accumulation Value as of the prior Policy Anniversary; or (iii) the Accumulation Value less accumulated premium payments, all less any prior surrender charge free withdrawals during the policy year;

          (b) if NYLIAC cancels the policy;

          (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

          (d) when you select a Life Income Payment Option in any Policy Year after the first Policy Year;

          (e) when a required minimum distribution calculated by NYLIAC is made under a Qualified Policy (this amount will, however, count against the first exception described above);

          (f) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider; and

          (g) on monthly or quarterly periodic partial withdrawals made from Qualified Policies pursuant to Section 72(t)(2)(A)(iv) of the Code.

     OTHER CHARGES

     (a) Separate Account Charge

     Prior to the Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks we assume under the policies and for providing policy administration services. The charge equals 1.45% (annualized) of the daily average Variable Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charge is more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

     (b) Policy Service Charge

     We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary or date of surrender the Accumulation Value is less than $50,000. We deduct the annual policy service charge from each Allocation Alternative and each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (c) Investment Protection Plan Rider Charge (optional)

     If you selected the Investment Protection Plan Rider (in jurisdictions where available), we will deduct a charge on the first Business Day on each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "Riders--Investment Protection Plan Rider.") We will deduct the charge from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion. The current charge for this rider is 0.45% of the amount that is guaranteed, applied on a quarterly basis (0.1125% per quarter). You should check with your Registered Representative to determine the percentage we are currently charging before you select this rider.

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (d) Rider Risk Charge Adjustment* (optional)

If you cancel the Investment Protection Plan Rider, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date we receive your request. (See "Riders--Investment Protection Plan Rider.") We will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the charge adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your Registered Representative to determine the percentage we are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

     (e) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you select the EBB Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter.

     The maximum annual charge is 1% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your Registered Representative to determine the percentage we are currently charging before you elect this Rider. This charge will not change once your policy is issued.

     (f) Fund Charges

     The value of the assets of the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus and/or Statement of Additional Information.

     (g) Transfer Fees

     NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 in any one policy year, subject to any applicable state insurance law requirements. Transfers made under the Dollar Cost Averaging programs, Interest Sweep and Automatic Asset Reallocation do not count toward this transfer limit.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when a request for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

---------------

* The Rider Risk Charge does not apply to policies issued in Oregon. For Oregon policies, please disregard all references to the Rider Risk Charge Adjustment throughout this prospectus.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "Federal Tax Matters.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request on a form acceptable to MainStay Annuities. In addition, you may request partial withdrawals and periodic partial withdrawals by telephone. (See "Procedures for Telephone/Web Transactions.") The amount available for withdrawal is the Accumulation Value at the end of the Business Day during which we receive the written or telephonic surrender or withdrawal request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct, and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "Delay of Payments.")

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General.")

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less any outstanding loan balance, and less the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect an Income Payment method. (See "Income Payments.") Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General.")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Accounts in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Accounts, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General.")

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Accounts, less any surrender charge that may apply, to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You must specify the Investment Divisions and/or the Fixed Accounts from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General.") If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Accounts. You may not make periodic partial withdrawals from the DCA Advantage Plan Accounts.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to one of the Fixed Accounts. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account selected at the time of each periodic partial withdrawal, unless we agree otherwise. This option will void the Fixed Account Initial Premium Guarantee. (See "The Fixed Accounts--Fixed Account Initial Premium Guarantee.")

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION

     For IRAs and IRA SEPs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policy owner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years (except for those states that offer the modified version of the policy), and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. If we agree, you may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement

Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greatest of:

     (a) the Accumulation Value, less any outstanding loan balance;

     (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those partial withdrawals less any rider charges; or

     (c) the "reset value" plus any additional premium payments made since the most recent "Reset Anniversary," less any outstanding loan balance, proportional withdrawals made since the most recent Reset Anniversary, any surrender charges applicable to such proportional withdrawals, and any rider charges.

     We recalculate the reset value, with respect to any policy, every year from the Policy Date ("Reset Anniversary") until you or the Annuitant reaches age 80. On the First Policy Anniversary, we calculate the reset value by comparing (a) the Accumulation Value; and (b) the total of the premium payments made to the policy, less any proportional withdrawals, surrender charges on those withdrawals, less any rider charges. The reset value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value on the current Reset Anniversary; and (b) the reset value on the prior Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less any proportional withdrawals since the prior Reset Anniversary, surrender charges on those withdrawals, and less any rider charges since the last Reset Anniversary date. The greater of the compared values will be the new reset value.

     A proportional withdrawal is an amount equal to the amount withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by a) the total of the premium payments made to the policy prior to the withdrawal, less any proportional withdrawals previously processed and surrender charges on those withdrawals, during the first policy year; or b) the reset value as of the last Policy Anniversary plus any additional premium payments made since the last Policy Anniversary, less any proportional withdrawals made since the last Policy Anniversary and surrender charges on those withdrawals, in the second and subsequent policy years.

     We have set forth below an example of how the death benefit is calculated annually. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) the Accumulation Value immediately preceding the withdrawal is $250,000;

     (3) a $20,000 withdrawal is made after the second Policy Anniversary;

     (4) the Accumulation Value is $220,000 on the last Policy Anniversary (Reset Anniversary); and

     (5) you die in the third Policy Year and the Accumulation Value of the policy has decreased to $175,000.

The death benefit is the greatest of:

(a)  Accumulation Value:                =  $175,000
(b)  Premium payments less any          =  $180,000 ($200,000 - $20,000); or
     partial withdrawals:
(c)  Reset value -- the greater of:        a) Current Accumulation Value -- $175,000; and
                                           b) Last Reset Value, plus premiums, less
                                              withdrawals. That is:
                                           $220,000 + $0 - (($20,000/$250,000) X $220,000)
                                        =  $220,000 - (0.08 X $220,000)
                                        =  $220,000 - $17,600
                                        =  $202,400

In this example, your Beneficiary(ies) would receive $202,400.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals, surrender charges on such partial withdrawals and any rider charges), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative and the DCA Advantage Plan Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death. (See "Income Payments.")

     If your spouse is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner and,
(b) as the Annuitant, if you were the Annuitant. If a policy is jointly owned, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General.")

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "Delay of Payments.")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. At any time before the Annuity Commencement Date, you may change the Income Payment option or request any other method of payment we agree to. However, once payments begin, you may NOT change the option chosen. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment Option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment Options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment Options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

Situations where payment may be delayed:

          1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

             (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"); or the SEC declares that an emergency exists;

             (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or

             (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

          2. We may delay payment of any amount due from the Fixed Account and/or the DCA Advantage Plan Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or DCA Advantage Plan Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

          3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     You may name, in a written form acceptable to us, one or more Beneficiaries. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     For policies issued through a Policy Request, the Beneficiary will be the policy owner or his/her estate until the Beneficiary is designated as described under "Policy Application and Premium Payments."

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(b)(11)

     Under 403(b) Tax Sheltered Annuities, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 ("ERISA"). Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. A minimum Accumulation Value of $5,000 must remain in the policy. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000. We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% (110% in New York) of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or DCA Advantage Plan Accounts on a pro rata basis to the 1-Year Fixed Account so that the 1-Year Fixed Accumulation Value equals 125% (110% in New York) of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% (110% in New York) of the outstanding loan balance.

     For plans not subject to ERISA, the interest rate paid by the policy owner of the loan will equal 5%. We will credit the assets being held in the Fixed Accounts to secure the loan with the minimum guaranteed interest rate as stated on the Policy Data Page. For plans subject to ERISA, we will apply the interest charged on the loan at the then current prime rate plus 1%. We will credit the money being held in the Fixed Accounts to secure the loan with a rate of interest that is the prime rate less 1%, but it will always be at least equal to the minimum guaranteed interest rate as stated on the Policy Data Page. For all plans, we will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis at a frequency not less frequently than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Accounts.

     We permit loans to acquire a principal residence under the same terms described above, except that:

        (a) the minimum loan amount is $5,000; and

        (b) repayment of the loan amount may be extended to a maximum of 25 years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policy owner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Internal Revenue Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans.

                               THE FIXED ACCOUNTS

     The Fixed Accounts are supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Accounts subject to applicable law. The Fixed Accounts are not registered under the federal securities laws and are generally not subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Accounts. These disclosures regarding the Fixed Accounts may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate, as stated on the Policy Data Page to amounts allocated or transferred to the Fixed Accounts under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Accounts.

     For the 1-Year Fixed Account, interest rates will be set on the anniversary of each premium payment or transfer. All premium payments and additional amounts (including transfers from the Investment Divisions) allocated to the 1-Year Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made.

     For the 3-Year Fixed Account, all premium payments will receive their applicable interest rate for a three-year period from the date on which the payment was made. At the beginning of the fourth Payment Year, and every Payment Year thereafter, a new interest rate will apply to those premium payments and the prior interest on those payments.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Accounts to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. During the first 7 Policy Years, the maximum amount you are allowed to transfer from each Fixed Account is limited to 25% of the value you have accumulated in each Fixed Account as of the prior Policy Anniversary. Thereafter, the maximum amount you are allowed to transfer from each Fixed Account is limited to 50% of the value you have accumulated in each Fixed Account as of the prior Policy Anniversary.

          2. The minimum amount that you may transfer from either Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining value in either Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the particular Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out ("FIFO") basis, for purposes of determining the rate at which we credit interest on monies remaining in either Fixed Account.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or the DCA Advantage Plan, you may not transfer money into the 1-Year Fixed Account if you made a transfer out of the 1-Year Fixed Account during the previous six-month period.

     You must make transfer requests in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Procedures for Telephone/Web Transactions.")

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Accounts on a FIFO basis (i.e., from any value in the Fixed Accounts attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the 1-Year Fixed Account during the life of the policy).

     (c) Fixed Account Initial Premium Guarantee

     NYLIAC guarantees that upon any surrender of a policy, you will receive an amount equal to at least that portion of the initial premium payment which was initially allocated to the Fixed Accounts. However, this guarantee will not apply if you transfer any amount out of the Fixed Accounts (except transfers made under the Interest Sweep option) or make any partial withdrawals from the Fixed Accounts, a DCA Advantage Plan Account or the Separate Account.

                        THE DCA ADVANTAGE PLAN ACCOUNTS

     Like the Fixed Accounts, the DCA Advantage Plan Accounts are also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Accounts are not registered under the federal securities laws. The information contained in the first paragraph under "The Fixed Accounts," equally applies to the DCA Advantage Plan Accounts.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to a DCA Advantage Plan Account. We will never declare less than the annual effective rate as stated on the Policy Data Page. Premium payments into a DCA Advantage Plan Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the same DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account.

     The annual effective rate that we declare is credited only to amounts remaining in a DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under
Section 401(a) and from qualified annuities and Tax Sheltered Annuities under Sections 403(a) and 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, (3) received in substantially equal installments paid at least annually as a life annuity, or (4) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408 and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (d) Inherited IRAs. This policy may also be issued as an Inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

     Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an Inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors LLC ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. NYLIFE Distributors has entered into selling agreements with unaffiliated broker-dealers for the sale of the policies ("selling firms"). We pay sales commissions to selling firms, a portion of which is then paid to registered representatives. The maximum commissions payable for policy sales by selling firms is 7% of premium payments. Some selling firms may elect to receive a lower commission when a premium payment is made along with quarterly payments based on policy cash value for so long as the policy remains in effect. Selling firms may be required to return first year commission if the policy is not continued through the first policy year.

     In addition, we may pay certain selling firms compensation for: (1) "preferred product" treatment of the policies in their marketing programs, which may include enhanced marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. The amount of compensation paid to any selling firm may vary depending on the aggregate cash values of the policies sold by such firm. The [average] amount paid for all MainStay variable annuities during 2003 to such selling firms under such arrangements was .12% of premium received on all MainStay variable annuities, equivalent to $12 on a $10,000 premium payment. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Compensation paid to the selling firms is designed to encourage the sale of MainStay variable annuities by such selling firms.

     Lastly, commissions or overrides may also be paid to unaffiliated broker-dealers providing wholesaling services such as sales support and training for sales representatives who sell the policies.

     Commissions and other payments described above are not charged directly to policyowners or to the separate account. We intend to recoup these amounts over time from revenues generated under the policies.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the

Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
ANNUITY PAYMENTS............................................    2
GENERAL MATTERS.............................................    2
FEDERAL TAX MATTERS.........................................    3
  Taxation of New York Life Insurance and Annuity
     Corporation............................................    3
  Tax Status of Policies....................................    3
DISTRIBUTOR OF THE POLICIES.................................    4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    4
STATE REGULATION............................................    4
RECORDS AND REPORTS.........................................    4
LEGAL PROCEEDINGS...........................................    5
FINANCIAL INFORMATION.......................................    5
OTHER INFORMATION...........................................    5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1

   How to obtain a MainStay Plus II Variable Annuity Statement of Additional
                                  Information.

               Call (800) 762-6212 or send this request form to:

                             MainStay Annuities
                             2400 Reliable Parkway
                             Chicago, IL 60686

--------------------------------------------------------------------------------

   Please send me a MainStay Plus II Variable Annuity Statement of Additional
                         Information dated May 1, 2004:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                 State                       Zip

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2004
                                      FOR

                       MAINSTAY PLUS II VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current MainStay Plus II Variable Annuity Prospectus. You should read the SAI in conjunction with the current MainStay Plus II Variable Annuity Prospectus dated May 1, 2004. You may obtain a copy of the Prospectus by calling MainStay Annuities at (800) 762-6212 or writing to MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686. Terms used but not defined in this SAI have the same meaning as in the current MainStay Plus II Variable Annuity Prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
     Valuation of Accumulation Units........................    2
ANNUITY PAYMENTS............................................    2
GENERAL MATTERS.............................................    2
FEDERAL TAX MATTERS.........................................    3
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................    3
     Tax Status of the Policies.............................    3
DISTRIBUTOR OF THE POLICIES.................................    4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    4
STATE REGULATION............................................    4
RECORDS AND REPORTS.........................................    4
LEGAL PROCEEDINGS...........................................    5
FINANCIAL INFORMATION.......................................    5
OTHER INFORMATION...........................................    5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                   (a/b) - c

Where: a = the result of:

           (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

           (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

         b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

         c = a factor representing the charges deducted from the applicable
             Investment Division on a daily basis. Such factor is equal to 1.45% (annualized) of the daily average Variable Accumulation Value. (See "Charges and Deductions--Other Charges" in the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" in the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" in the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the Policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors LLC ("NYLIFE Distributors") is the principal underwriter and distributor of the policies. NYLIFE Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 7%. A portion of this amount is paid as commissions to registered representatives.

     For the years ended December 2002 and 2003 NYLIAC paid commissions of $982,007 and $967,933 respectively, none of which was retained by NYLIFE Distributors.

     The policies are sold and premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

            SERIES I POLICIES:               LifeStages(R) Variable Annuity
                                             LifeStages(R) Flexible Premium Variable
                                             Annuity
                                             MainStay Plus Variable Annuity

            SERIES II POLICIES:              LifeStages(R) Access Variable Annuity
                                             MainStay Access Variable Annuity

            SERIES III POLICIES:             LifeStages(R) Premium Plus Variable
                                             Annuity
                                             MainStay Premium Plus Variable Annuity
                                             AmSouth Premium Plus Variable Annuity

            SERIES IV POLICIES:              LifeStages(R) Essentials Variable Annuity
                                             MainStay Plus II Variable Annuity

            SERIES V POLICIES:               LifeStages(R) Select Variable Annuity
                                             MainStay Select Variable Annuity

            SERIES VI POLICIES:              LifeStages(R) Premium Plus II Variable
                                             Annuity
                                             MainStay Premium Plus II Variable Annuity
                                             AmSouth Premium Plus II Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003


                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                                  BOND--       APPRECIATION--        CASH
                                                              INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $281,491,655     $415,078,798     $240,252,733

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        975,985        1,377,139          850,799
    Administrative charges..................................         86,074          156,122           75,148
                                                               ------------     ------------     ------------
      Total net assets......................................   $280,429,596     $413,545,537     $239,326,786
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $196,826,934     $377,778,664     $163,924,962
    Series II Policies......................................      1,536,010          976,001        3,795,633
    Series III Policies.....................................     64,492,060       25,919,084       50,235,964
    Series IV Policies......................................     17,219,042        8,811,868       16,441,223
    Series V Policies.......................................        355,550           59,920        2,061,058
    Series VI Policies......................................             --               --        2,867,946
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $280,429,596     $413,545,537     $239,326,786
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      15.60     $      16.26     $       1.26
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      12.68     $       6.11     $       1.04
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      12.43     $       5.57     $       1.03
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      11.10     $       9.34     $       0.99
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      10.80     $      11.47     $       0.99
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $       0.99
                                                               ============     ============     ============
Identified Cost of Investment...............................   $284,161,133     $609,781,783     $240,260,046
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
     $225,571,667      $108,998,352      $250,740,814      $321,145,238       $781,539,107      $629,673,231      $ 49,420,626

          744,765           367,536           904,960         1,084,918          2,571,527         2,106,182           163,694
           70,535            29,738            78,826           116,546            252,333           221,589            14,731
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $224,756,367      $108,601,078      $249,757,028      $319,943,774       $778,715,247      $627,345,460      $ 49,242,201
     ============      ============      ============      ============       ============      ============      ============
     $169,401,723      $ 60,032,730      $169,700,725      $278,264,551       $617,550,735      $535,415,018      $ 34,845,056
        1,598,769           678,336         1,957,393         1,076,570          4,850,580         1,788,250           424,752
       41,468,924        30,860,627        59,898,565        31,600,772        118,929,937        70,811,691        10,624,757
       12,094,335        11,462,658        17,692,012         8,754,461         35,842,156        19,066,553         3,285,353
          192,616           301,990           508,333           247,420          1,541,839           263,948            62,283
               --                --                --                --                 --                --                --
               --         5,264,737                --                --                 --                --                --
     ------------      ------------      ------------      ------------       ------------      ------------      ------------
     $224,756,367      $108,601,078      $249,757,028      $319,943,774       $778,715,247      $627,345,460      $ 49,242,201
     ============      ============      ============      ============       ============      ============      ============
     $      16.81      $      10.53      $      15.17      $      20.33       $      20.42      $      20.74      $      15.63
     ============      ============      ============      ============       ============      ============      ============
     $       9.50      $      10.45      $      12.07      $       7.10       $      12.95      $       7.87      $       9.54
     ============      ============      ============      ============       ============      ============      ============
     $       9.10      $      10.63      $      11.94      $       7.14       $      12.73      $       7.65      $       9.57
     ============      ============      ============      ============       ============      ============      ============
     $      11.17      $      10.29      $      10.78      $      10.07       $      12.99      $      10.37      $      11.30
     ============      ============      ============      ============       ============      ============      ============
     $      12.44      $      10.37      $      10.52      $      11.37       $      13.75      $      12.39      $      12.49
     ============      ============      ============      ============       ============      ============      ============
     $         --      $         --      $         --      $         --       $         --      $         --      $         --
     ============      ============      ============      ============       ============      ============      ============
     $228,463,133      $ 95,120,552      $257,542,935      $405,439,495       $754,934,893      $717,959,063      $ 41,642,306
     ============      ============      ============      ============       ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                  CORE--          GROWTH--         GROWTH--
                                                              INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                              -----------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 40,295,500     $ 60,695,252     $ 66,428,112

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        139,474          197,908          219,594
    Administrative charges..................................         11,431           15,767           18,035
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 40,144,595     $ 60,481,577     $ 66,190,483
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $ 20,056,137     $ 31,975,772     $ 35,348,343
    Series II Policies......................................        169,895          198,156          426,344
    Series III Policies.....................................     11,573,045       17,706,361       17,969,552
    Series IV Policies......................................      4,278,444        5,924,322        7,513,804
    Series V Policies.......................................         45,152          106,641          125,736
    Series VI Policies......................................             --               --               --
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........      4,021,922        4,570,325        4,806,704
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 40,144,595     $ 60,481,577     $ 66,190,483
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      10.73     $       9.14     $       9.61
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      11.57     $      11.68     $       9.86
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      11.13     $       9.32     $       9.56
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      10.88     $      10.01     $      10.35
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      12.90     $      14.50     $      11.55
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $ 33,451,207     $ 52,231,692     $ 54,980,971
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP        INCOME &           COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--          GROWTH--           VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
     $265,255,934      $252,411,214      $ 54,148,915      $ 49,770,097      $118,372,306      $ 33,087,455       $ 73,565,190

          871,156           848,719           182,966           168,488           393,173           112,893            255,876
           94,855            85,030            18,415            14,771            40,425            11,000             25,846
     ------------      ------------      ------------      ------------      ------------      ------------       ------------
     $264,289,923      $251,477,465      $ 53,947,534      $ 49,586,838      $117,938,708      $ 32,963,562       $ 73,283,468
     ============      ============      ============      ============      ============      ============       ============
     $233,916,898      $202,324,162      $ 44,045,243      $ 34,700,757      $ 97,271,033      $ 19,240,137       $60,347,28 1
        1,895,161         1,071,648           309,133           374,346           633,190           225,438            417,902
       21,510,490        36,810,977         7,574,438        11,629,940        16,376,702         5,666,582         10,454,791
        6,661,945        11,040,621         2,017,889         2,835,354         3,610,169         1,394,271          2,009,805
          305,429           230,057               831            46,441            47,614             8,299             53,689
               --                --                --                --                --                --                 --
               --                --                --                --                --         6,428,835                 --
     ------------      ------------      ------------      ------------      ------------      ------------       ------------
     $264,289,923      $251,477,465      $ 53,947,534      $ 49,586,838      $117,938,708      $ 32,963,562       $ 73,283,468
     ============      ============      ============      ============      ============      ============       ============
     $      17.01      $      18.22      $      10.07      $      10.18      $      12.44      $       8.30       $       8.63
     ============      ============      ============      ============      ============      ============       ============
     $       7.83      $      10.64      $       8.33      $       9.43      $       6.96      $       7.95       $       6.05
     ============      ============      ============      ============      ============      ============       ============
     $       7.50      $      10.17      $       8.17      $       9.31      $       5.95      $       7.99       $       5.61
     ============      ============      ============      ============      ============      ============       ============
     $      10.29      $       9.63      $      10.34      $      10.07      $       9.97      $      10.54       $      11.49
     ============      ============      ============      ============      ============      ============       ============
     $      11.67      $      10.43      $      11.44      $      13.28      $      12.08      $      13.13       $      13.52
     ============      ============      ============      ============      ============      ============       ============
     $         --      $         --      $         --      $         --      $         --      $         --       $         --
     ============      ============      ============      ============      ============      ============       ============
     $312,941,517      $256,545,046      $ 56,310,038      $ 48,379,852      $161,542,876      $ 34,556,127       $ 65,284,259
     ============      ============      ============      ============      ============      ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                 AMSOUTH          AMSOUTH          AMSOUTH
                                                                 ENHANCED      INTERNATIONAL      LARGE CAP
                                                               MARKET FUND      EQUITY FUND          FUND
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $  2,557,892     $    394,811     $  4,039,805

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................         10,142            1,502           16,183
    Administrative charges..................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  2,547,750     $    393,309     $  4,023,622
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $         --     $         --     $         --
    Series II Policies......................................             --               --               --
    Series III Policies.....................................      2,414,573          361,331        3,889,221
    Series IV Policies......................................             --               --               --
    Series V Policies.......................................             --               --               --
    Series VI Policies......................................        133,177           31,978          134,401
                                                               ------------     ------------     ------------
      Total net assets......................................   $  2,547,750     $    393,309     $  4,023,622
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       8.24     $      10.16     $       8.13
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $      11.29     $      12.59     $      10.99
                                                               ============     ============     ============
Identified Cost of Investment...............................   $  2,390,927     $    317,294     $  3,777,272
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                JANUS ASPEN
                                          DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES
        AMSOUTH           CALVERT         TECHNOLOGY            VIP               VIP           BALANCED--
        MID CAP           SOCIAL           GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL
         FUND            BALANCED       INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES
    ---------------------------------------------------------------------------------------------------------
     $  1,503,759      $ 39,185,735      $ 30,948,307      $348,451,969      $226,324,755      $647,368,020

            6,001           129,021           104,816         1,172,793           759,108         2,189,150
               --            11,704             7,345           122,395            74,264           228,565
     ------------      ------------      ------------      ------------      ------------      ------------
     $  1,497,758      $ 39,045,010      $ 30,836,146      $347,156,781      $225,491,383      $644,950,305
     ============      ============      ============      ============      ============      ============
     $         --      $ 27,683,129      $ 17,740,484      $291,995,341      $179,593,774      $541,658,519
               --           125,261           182,486         1,321,231           876,892         2,620,416
        1,411,906         8,418,633        10,675,905        41,756,895        36,551,550        79,153,982
               --         2,279,058         2,205,573        11,684,897         8,098,792        21,003,960
               --            69,851            31,698           398,417           370,375           513,428
           85,852           469,078                --                --                --                --
     ------------      ------------      ------------      ------------      ------------      ------------
     $  1,497,758      $ 39,045,010      $ 30,836,146      $347,156,781      $225,491,383      $644,950,305
     ============      ============      ============      ============      ============      ============
     $         --      $      16.73      $       8.75      $      18.44      $      16.07      $      19.17
     ============      ============      ============      ============      ============      ============
     $         --      $       8.71      $      10.67      $       9.69      $      10.46      $       9.94
     ============      ============      ============      ============      ============      ============
     $       7.48      $       8.46      $       8.89      $       9.31      $      10.30      $       9.36
     ============      ============      ============      ============      ============      ============
     $         --      $      10.85      $      10.65      $      10.93      $      10.47      $      10.33
     ============      ============      ============      ============      ============      ============
     $         --      $      11.81      $      14.17      $      12.99      $      10.54      $      10.72
     ============      ============      ============      ============      ============      ============
     $      11.78      $      10.80      $         --      $         --      $         --      $         --
     ============      ============      ============      ============      ============      ============
     $  1,325,792      $ 42,134,866      $ 27,033,952      $351,283,357      $220,147,608      $696,376,267
     ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                                               JANUS ASPEN
                                                                  SERIES           MFS(R)
                                                                WORLDWIDE        INVESTORS          MFS(R)
                                                                 GROWTH--          TRUST           RESEARCH
                                                              INSTITUTIONAL       SERIES--         SERIES--
                                                                  SHARES       INITIAL CLASS    INITIAL CLASS
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $294,660,871     $ 32,136,685     $ 41,069,235

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................      1,002,517          109,775          138,838
    Administrative charges..................................        112,938           10,376           13,805
                                                               ------------     ------------     ------------
      Total net assets......................................   $293,545,416     $ 32,016,534     $ 40,916,592
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $266,038,707     $ 24,571,808     $ 33,394,846
    Series II Policies......................................      1,136,224          340,194          306,806
    Series III Policies.....................................     20,011,225        5,794,625        6,172,368
    Series IV Policies......................................      6,274,886        1,236,039        1,035,007
    Series V Policies.......................................         84,374           73,868            7,565
    Series VI Policies......................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $293,545,416     $ 32,016,534     $ 40,916,592
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      14.70     $       8.52     $       8.84
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       6.27     $       7.55     $       6.27
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       5.75     $       7.43     $       6.00
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       9.52     $       9.80     $       9.69
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      12.13     $      12.46     $      11.82
                                                               ============     ============     ============
    Series VI variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $462,648,906     $ 35,506,755     $ 54,420,307
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                            NEUBERGER                                            VAN KAMPEN
                             BERMAN                                                  UIF
                               AMT          T. ROWE PRICE        VAN ECK          EMERGING
          MFS(R)             MID-CAP           EQUITY           WORLDWIDE          MARKETS
    UTILITIES SERIES--      GROWTH--           INCOME             HARD            EQUITY--
      INITIAL CLASS          CLASS I          PORTFOLIO          ASSETS            CLASS I
    ------------------------------------------------------------------------------------------
        $  2,151,853      $  8,339,716      $173,151,584      $ 18,110,097      $ 40,606,593

               8,105            27,263           586,919            57,916           133,174
                 395             1,778            50,663             4,282            13,559
        ------------      ------------      ------------      ------------      ------------
        $  2,143,353      $  8,310,675      $172,514,002      $ 18,047,899      $ 40,459,860
        ============      ============      ============      ============      ============
        $    869,987      $  4,336,129      $117,893,849      $ 10,239,249      $ 33,055,195
              15,925            69,468         1,524,115           190,123           697,420
           1,138,057         3,203,607        41,614,651         5,745,470         5,409,110
             104,184           619,296        11,020,235         1,461,248         1,279,211
              15,200            82,175           461,152            63,455            18,924
                  --                --                --           348,354                --
        ------------      ------------      ------------      ------------      ------------
        $  2,143,353      $  8,310,675      $172,514,002      $ 18,047,899      $ 40,459,860
        ============      ============      ============      ============      ============
        $       9.01      $       8.49      $      12.25      $      12.72      $      10.46
        ============      ============      ============      ============      ============
        $      10.62      $       8.75      $      11.70      $      12.62      $       7.55
        ============      ============      ============      ============      ============
        $       8.49      $       8.81      $      11.45      $      12.79      $       8.77
        ============      ============      ============      ============      ============
        $      13.64      $      12.22      $      10.17      $      12.04      $      11.62
        ============      ============      ============      ============      ============
        $      12.22      $      11.85      $      10.36      $      15.24      $      14.95
        ============      ============      ============      ============      ============
        $         --      $         --      $         --      $      13.42      $         --
        ============      ============      ============      ============      ============
        $  1,760,232      $  7,498,859      $157,810,480      $ 14,076,561      $ 40,088,707
        ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                                   MAINSTAY VP
                                                                MAINSTAY VP          CAPITAL          MAINSTAY VP
                                                                   BOND--         APPRECIATION--     CONVERTIBLE--
                                                               SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $ 18,941,930       $ 14,929,391       $ 22,679,603

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          50,616             39,486             57,364
    Administrative charges..................................           2,741              2,228              3,362
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 18,888,573       $ 14,887,677       $ 22,618,877
                                                                ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................    $  2,928,687       $  2,759,547       $  3,817,332
    Series II Policies......................................              --                 --                 --
    Series III Policies.....................................       6,344,021          5,334,317          7,798,273
    Series IV Policies......................................       5,866,660          4,522,004          7,040,181
    Series V Policies.......................................         406,643             85,801            533,306
    Series VI Policies......................................       3,342,562          2,186,008          3,429,785
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 18,888,573       $ 14,887,677       $ 22,618,877
                                                                ============       ============       ============
    Series I variable accumulation unit value...............    $       9.91       $      11.15       $      10.99
                                                                ============       ============       ============
    Series II variable accumulation unit value..............    $         --       $         --       $         --
                                                                ============       ============       ============
    Series III variable accumulation unit value.............    $       9.91       $      11.26       $      11.03
                                                                ============       ============       ============
    Series IV variable accumulation unit value..............    $       9.92       $      11.14       $      10.94
                                                                ============       ============       ============
    Series V variable accumulation unit value...............    $       9.83       $      10.98       $      10.91
                                                                ============       ============       ============
    Series VI variable accumulation unit value..............    $       9.89       $      11.12       $      10.85
                                                                ============       ============       ============
Identified Cost of Investment...............................    $ 19,909,146       $ 14,022,189       $ 21,741,928
                                                                ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                               MAINSTAY VP
      MAINSTAY VP                           MAINSTAY VP         HIGH YIELD        MAINSTAY VP        MAINSTAY VP
         EQUITY          MAINSTAY VP           GROWTH           CORPORATE           INDEXED         INTERNATIONAL
        INCOME--         GOVERNMENT--         EQUITY--            BOND--            EQUITY--           EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------
      $ 16,652,432       $ 13,142,328       $  9,825,268       $ 76,633,149       $ 38,215,590       $  8,603,386

            42,658             35,676             26,102            194,565             97,127             21,502
             2,224              2,356              1,599             11,970              6,160              1,225
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 16,607,550       $ 13,104,296       $  9,797,567       $ 76,426,614       $ 38,112,303       $  8,580,659
      ============       ============       ============       ============       ============       ============
      $  2,399,475       $  2,650,681       $  1,841,526       $ 10,501,050       $  6,828,019       $  1,339,837
                --                 --                 --                 --                 --                 --
         6,442,796          4,086,876          3,093,844         28,302,309         13,604,362          2,932,528
         5,125,156          4,146,705          3,340,320         25,511,548         11,687,631          2,848,538
           121,519            420,525             37,730          2,900,866          1,343,565             78,476
         2,518,604          1,799,509          1,484,147          9,210,841          4,648,726          1,381,280
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 16,607,550       $ 13,104,296       $  9,797,567       $ 76,426,614       $ 38,112,303       $  8,580,659
      ============       ============       ============       ============       ============       ============
      $      11.60       $       9.75       $      11.40       $      11.41       $      11.26       $      11.74
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $         --       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $      11.72       $       9.69       $      11.34       $      11.35       $      11.20       $      11.55
      ============       ============       ============       ============       ============       ============
      $      11.59       $       9.76       $      11.40       $      11.47       $      11.26       $      11.60
      ============       ============       ============       ============       ============       ============
      $      11.51       $       9.74       $      11.32       $      11.36       $      11.24       $      11.28
      ============       ============       ============       ============       ============       ============
      $      11.57       $       9.73       $      11.38       $      11.39       $      11.24       $      11.37
      ============       ============       ============       ============       ============       ============
      $ 15,254,867       $ 13,603,849       $  9,164,923       $ 77,060,182       $ 35,870,989       $  7,873,214
      ============       ============       ============       ============       ============       ============


       MAINSTAY VP
         MID CAP
          CORE--
      SERVICE CLASS
     ----------------
       $  8,452,485
             21,487
              1,313
       ------------
       $  8,429,685
       ============
       $  1,476,689
                 --
          2,774,125
          2,676,982
            182,618
          1,319,271
       ------------
       $  8,429,685
       ============
       $      11.80
       ============
       $         --
       ============
       $      11.72
       ============
       $      11.73
       ============
       $      11.78
       ============
       $      11.64
       ============
       $  7,792,473
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                                                                  MID CAP           SMALL CAP            TOTAL
                                                                  GROWTH--           GROWTH--           RETURN--
                                                               SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
ASSETS:
  Investment at net asset value.............................    $ 15,782,007       $ 13,654,247       $ 11,718,281

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          39,035             33,856             29,993
    Administrative charges..................................           2,287              1,952              1,529
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 15,740,685       $ 13,618,439       $ 11,686,759
                                                                ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................    $  2,376,133       $  2,354,900       $  1,835,410
    Series II Policies......................................              --                 --                 --
    Series III Policies.....................................       5,125,372          4,734,537          4,276,405
    Series IV Policies......................................       5,111,200          4,234,902          3,248,182
    Series V Policies.......................................         186,489             92,630            159,163
    Series VI Policies......................................       2,941,491          2,201,470          2,167,599
                                                                ------------       ------------       ------------
      Total net assets......................................    $ 15,740,685       $ 13,618,439       $ 11,686,759
                                                                ============       ============       ============
    Series I variable accumulation unit value...............    $      12.07       $      12.24       $      10.73
                                                                ============       ============       ============
    Series II variable accumulation unit value..............    $         --       $         --       $         --
                                                                ============       ============       ============
    Series III variable accumulation unit value.............    $      11.82       $      12.32       $      10.71
                                                                ============       ============       ============
    Series IV variable accumulation unit value..............    $      11.83       $      12.01       $      10.86
                                                                ============       ============       ============
    Series V variable accumulation unit value...............    $      11.61       $      11.71       $      10.57
                                                                ============       ============       ============
    Series VI variable accumulation unit value..............    $      12.05       $      12.21       $      10.56
                                                                ============       ============       ============
Identified Cost of Investment...............................    $ 14,725,822       $ 12,729,700       $ 11,399,845
                                                                ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                         MAINSTAY VP        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                           AMERICAN           DREYFUS          EAGLE ASSET            LORD              ALGER
                           CENTURY             LARGE            MANAGEMENT           ABBETT            AMERICAN
      MAINSTAY VP           INCOME            COMPANY             GROWTH           DEVELOPING           SMALL
        VALUE--           & GROWTH--          VALUE--            EQUITY--           GROWTH--       CAPITALIZATION--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      CLASS S SHARES
    ---------------------------------------------------------------------------------------------------------------
      $ 14,555,134       $  3,964,304       $  5,722,509       $  7,134,548       $  4,249,899       $  4,368,568

            37,929             10,266             14,680             18,886             10,714              9,838
             2,218                540                832                908                589                665
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 14,514,987       $  3,953,498       $  5,706,997       $  7,114,754       $  4,238,596       $  4,358,065
      ============       ============       ============       ============       ============       ============
      $  2,571,892       $    503,305       $    820,893       $    820,021       $    637,332       $    670,576
                --                 --                 --                 --                 --                 --
         5,057,908          1,437,244          1,807,339          2,736,879          1,458,094          1,576,259
         4,598,124          1,388,520          2,039,361          2,232,605          1,358,322          1,594,368
           160,283             23,962            132,665             60,418             63,982             22,090
         2,126,780            600,467            906,739          1,264,831            720,866            494,772
      ------------       ------------       ------------       ------------       ------------       ------------
      $ 14,514,987       $  3,953,498       $  5,706,997       $  7,114,754       $  4,238,596       $  4,358,065
      ============       ============       ============       ============       ============       ============
      $      11.55       $      11.07       $      11.32       $      11.11       $      11.63       $      12.16
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $         --       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $      11.48       $      11.38       $      11.29       $      11.08       $      11.47       $      12.15
      ============       ============       ============       ============       ============       ============
      $      11.72       $      11.32       $      11.29       $      11.09       $      11.62       $      12.11
      ============       ============       ============       ============       ============       ============
      $      11.48       $      11.19       $      11.21       $      10.77       $      11.41       $      11.96
      ============       ============       ============       ============       ============       ============
      $      11.52       $      11.23       $      11.28       $      11.06       $      11.77       $      12.15
      ============       ============       ============       ============       ============       ============
      $ 13,476,739       $  3,695,137       $  5,316,202       $  6,733,272       $  4,087,202       $  4,103,371
      ============       ============       ============       ============       ============       ============


        DREYFUS IP
        TECHNOLOGY
         GROWTH--
      SERVICE SHARES
     ----------------
       $  8,216,750
             21,256
              1,198
       ------------
       $  8,194,296
       ============
       $  1,226,378
                 --
          2,882,982
          2,683,507
             99,542
          1,301,887
       ------------
       $  8,194,296
       ============
       $      11.77
       ============
       $         --
       ============
       $      11.67
       ============
       $      11.68
       ============
       $      11.64
       ============
       $      11.65
       ============
       $  7,749,646
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                               FIDELITY(R)        FIDELITY(R)        FIDELITY(R)        JANUS ASPEN
                                                   VIP                VIP                VIP               SERIES
                                             CONTRAFUND(R)--    EQUITY-INCOME--       MID CAP--          BALANCED--
                                             SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES
                                             -------------------------------------------------------------------------
ASSETS:
  Investment at net asset value............    $ 19,266,269       $ 17,293,382       $  5,073,547       $ 24,706,059

LIABILITIES:
  Liability to New York Life Insurance and
  Annuity Corporation for:
    Mortality and expense risk charges.....          47,674             42,987              8,708             66,549
    Administrative charges.................           2,896              2,641                645              3,907
                                               ------------       ------------       ------------       ------------
      Total net assets.....................    $ 19,215,699       $ 17,247,754       $  5,064,194       $ 24,635,603
                                               ============       ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies......................    $  3,715,408       $  2,887,693       $  2,237,229       $  4,308,274
    Series II Policies.....................              --                 --                884                 --
    Series III Policies....................       7,143,032          5,732,982          1,206,920          8,227,854
    Series IV Policies.....................       5,521,044          4,826,845          1,081,562          7,589,914
    Series V Policies......................         316,475            822,934             39,063            440,682
    Series VI Policies.....................       2,519,740          2,977,300            498,536          4,068,879
                                               ------------       ------------       ------------       ------------
      Total net assets.....................    $ 19,215,699       $ 17,247,754       $  5,064,194       $ 24,635,603
                                               ============       ============       ============       ============
    Series I variable accumulation unit
      value................................    $      11.69       $      11.53       $      11.27       $      10.52
                                               ============       ============       ============       ============
    Series II variable accumulation unit
      value................................    $         --       $         --       $      10.17       $         --
                                               ============       ============       ============       ============
    Series III variable accumulation unit
      value................................    $      11.59       $      11.37       $      11.23       $      10.57
                                               ============       ============       ============       ============
    Series IV variable accumulation unit
      value................................    $      11.82       $      11.48       $      11.41       $      10.51
                                               ============       ============       ============       ============
    Series V variable accumulation unit
      value................................    $      11.48       $      11.54       $      10.77       $      10.50
                                               ============       ============       ============       ============
    Series VI variable accumulation unit
      value................................    $      11.49       $      11.44       $      11.43       $      10.51
                                               ============       ============       ============       ============
Identified Cost of Investment..............    $ 17,933,084       $ 15,792,975       $  4,776,452       $ 23,788,962
                                               ============       ============       ============       ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                     NEUBERGER
      JANUS ASPEN           MFS(R)                                                     BERMAN
         SERIES           INVESTORS            MFS(R)                                   AMT           T. ROWE PRICE
       WORLDWIDE            TRUST             RESEARCH             MFS(R)             MID-CAP             EQUITY
        GROWTH--           SERIES--           SERIES--       UTILITIES SERIES--       GROWTH--            INCOME
     SERVICE SHARES     SERVICE CLASS      SERVICE CLASS       SERVICE CLASS          CLASS S         PORTFOLIO--II
    -----------------------------------------------------------------------------------------------------------------
      $  7,190,436       $  1,122,060       $  1,779,131        $    158,147        $    520,012       $ 17,875,231

            18,831              2,933              5,048                 259               1,443             23,397
             1,111                170                275                  16                 121              2,748
      ------------       ------------       ------------        ------------        ------------       ------------
      $  7,170,494       $  1,118,957       $  1,773,808        $    157,872        $    518,448       $ 17,849,086
      ============       ============       ============        ============        ============       ============
      $  1,397,674       $    135,394       $    381,921        $      3,248        $      6,122       $  2,505,846
                --                 --                 --                  --                  --                 --
         2,542,406            314,404            637,442              80,322             105,243          5,783,339
         2,225,544            468,692            460,107              62,558             268,997          5,370,233
            21,616             13,100             15,428              11,041              81,978            932,600
           983,254            187,367            278,910                 703              56,108          3,257,068
      ------------       ------------       ------------        ------------        ------------       ------------
      $  7,170,494       $  1,118,957       $  1,773,808        $    157,872        $    518,448       $ 17,849,086
      ============       ============       ============        ============        ============       ============
      $      11.53       $      10.86       $      11.02        $      10.83        $      10.91       $      11.20
      ============       ============       ============        ============        ============       ============
      $         --       $         --       $         --        $         --        $         --       $         --
      ============       ============       ============        ============        ============       ============
      $      11.45       $      10.94       $      10.95        $      11.41        $      10.98       $      11.16
      ============       ============       ============        ============        ============       ============
      $      11.44       $      10.97       $      10.75        $      11.46        $      11.32       $      11.23
      ============       ============       ============        ============        ============       ============
      $      11.31       $      10.92       $      11.05        $      11.50        $      11.12       $      11.13
      ============       ============       ============        ============        ============       ============
      $      11.23       $      10.88       $      11.13        $      11.39        $      11.13       $      11.16
      ============       ============       ============        ============        ============       ============
      $  6,638,353       $  1,052,659       $  1,659,816        $    146,971        $    492,371       $ 16,551,492
      ============       ============       ============        ============        ============       ============

        VAN KAMPEN
           UIF
         EMERGING
         MARKETS
         EQUITY--
         CLASS II
    --------------------------------------------------
       $  2,877,060
              5,629
                272
       ------------
       $  2,871,159
       ============
       $    423,808
                 --
          1,421,611
            729,045
                 64
            296,631
       ------------
       $  2,871,159
       ============
       $      13.71
       ============
       $         --
       ============
       $      13.20
       ============
       $      13.65
       ============
       $      10.57
       ============
       $      13.25
       ============
       $  2,642,078
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

                                                                                MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL           MAINSTAY VP
                                                              BOND--          APPRECIATION--           CASH
                                                           INITIAL CLASS       INITIAL CLASS        MANAGEMENT
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $  11,549,843       $     820,426       $   2,106,947
  Mortality and expense risk charges...................       (3,974,431)         (4,669,596)         (4,136,336)
  Administrative charges...............................         (359,840)           (534,349)           (352,932)
                                                           -------------       -------------       -------------
      Net investment income (loss).....................        7,215,572          (4,383,519)         (2,382,321)
                                                           -------------       -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................       61,395,208          43,994,528         922,365,690
  Cost of investments sold.............................      (59,050,277)        (80,114,794)       (922,369,397)
                                                           -------------       -------------       -------------
      Net realized gain (loss) on investments..........        2,344,931         (36,120,266)             (3,707)
  Realized gain distribution received..................        6,901,429                  --                  --
  Change in unrealized appreciation (depreciation) on
    investments........................................       (7,897,548)        124,526,805             (11,386)
                                                           -------------       -------------       -------------
      Net gain (loss) on investments...................        1,348,812          88,406,539             (15,093)
                                                           -------------       -------------       -------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $   8,564,384       $  84,023,020       $  (2,397,414)
                                                           =============       =============       =============


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                              CORE--             GROWTH--            GROWTH--
                                                           INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $     144,593       $          --      $            --
  Mortality and expense risk charges...................         (384,897)           (454,492)            (558,158)
  Administrative charges...............................          (32,907)            (36,968)             (46,427)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................         (273,211)           (491,460)            (604,585)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................        3,450,282           2,348,747            5,190,139
  Cost of investments sold.............................       (3,569,781)         (2,856,206)          (6,343,502)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........         (119,499)           (507,459)          (1,153,363)
  Realized gain distribution received..................               --                  --                   --
  Change in unrealized appreciation (depreciation) on
    investments........................................        9,303,191          13,281,925           16,529,663
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................        9,183,692          12,774,466           15,376,300
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $   8,910,481       $  12,283,006      $    14,771,715
                                                           =============       =============      ===============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL
    CONVERTIBLE--       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
    $   4,680,950    $     927,085    $  11,784,538    $   3,005,229    $  51,697,275    $   7,447,545    $     778,554
       (2,449,729)      (1,107,925)      (4,166,480)      (3,627,232)      (8,127,463)      (6,916,612)        (502,332)
         (237,279)         (91,069)        (374,175)        (392,449)        (815,290)        (738,605)         (43,798)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        1,993,942         (271,909)       7,243,883       (1,014,452)      42,754,522         (207,672)         232,424
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       13,118,691        5,101,135      131,425,599       32,209,887       84,299,039       54,709,781      173,525,716
      (15,760,387)      (5,728,098)    (123,766,697)     (47,031,247)    (100,624,688)     (68,164,538)    (171,167,937)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       (2,641,696)        (626,963)       7,658,902      (14,821,360)     (16,325,649)     (13,454,757)       2,357,779
               --               --               --               --               --               --               --
       36,619,539       22,832,096      (14,553,572)      79,633,960      154,499,618      143,135,055        9,017,599
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       33,977,843       22,205,133       (6,894,670)      64,812,600      138,173,969      129,680,298       11,375,378
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $  35,971,785    $  21,933,224    $     349,213    $  63,798,148    $ 180,928,491    $ 129,472,626    $  11,607,802
    =============    =============    =============    =============    =============    =============    =============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP          ALGER
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            AMERICAN
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT            SMALL
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING     CAPITALIZATION--
       RETURN--         VALUE--         & GROWTH--        VALUE--          EQUITY--         GROWTH--          CLASS O
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS         SHARES
    ----------------------------------------------------------------------------------------------------------------------
    $   4,613,858    $   3,409,548    $     677,986    $     350,627    $     180,953    $          --     $          --
       (3,069,242)      (2,768,349)        (613,864)        (564,710)      (1,323,557)        (335,457)         (782,458)
         (339,065)        (281,492)         (64,214)         (51,931)        (138,726)         (33,879)          (80,210)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
        1,205,551          359,707              (92)        (266,014)      (1,281,330)        (369,336)         (862,668)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       25,055,692       19,363,042       14,066,881       12,608,436       13,728,623        5,646,486        33,414,552
      (28,685,923)     (25,253,322)     (16,614,783)     (14,884,201)     (25,923,812)      (7,853,411)      (34,974,644)
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       (3,630,231)      (5,890,280)      (2,547,902)      (2,275,765)     (12,195,189)      (2,206,925)       (1,560,092)
               --               --               --               --               --               --                --
       42,560,872       56,473,800       14,161,573       12,758,701       37,495,332       10,620,501        23,309,923
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
       38,930,641       50,583,520       11,613,671       10,482,936       25,300,143        8,413,576        21,749,831
    -------------    -------------    -------------    -------------    -------------    -------------     -------------
    $  40,136,192    $  50,943,227    $  11,613,579    $  10,216,922    $  24,018,813    $   8,044,240     $  20,887,163
    =============    =============    =============    =============    =============    =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                 AMSOUTH         AMSOUTH
                                                                ENHANCED      INTERNATIONAL      AMSOUTH
                                                                 MARKET          EQUITY         LARGE CAP
                                                                  FUND            FUND            FUND
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $     14,548    $      1,929    $       7,284
  Mortality and expense risk charges........................       (29,772)         (3,381)         (49,963)
  Administrative charges....................................            --              --               --
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       (15,224)         (1,452)         (42,679)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       165,483          20,062          234,618
  Cost of investments sold..................................      (191,913)        (20,647)        (279,826)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............       (26,430)           (585)         (45,208)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................       506,867         100,070          780,271
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................       480,437          99,485          735,063
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $    465,213    $     98,033    $     692,384
                                                              =============   =============   =============

                                                               JANUS ASPEN
                                                                 SERIES          MFS(R)          MFS(R)
                                                                WORLDWIDE       INVESTORS       RESEARCH
                                                                GROWTH--          TRUST         SERIES--
                                                              INSTITUTIONAL     SERIES--         INITIAL
                                                                 SHARES       INITIAL CLASS       CLASS
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  3,064,075    $    187,226    $     241,292
  Mortality and expense risk charges........................    (3,441,828)       (374,322)        (475,593)
  Administrative charges....................................      (385,467)        (35,895)         (47,784)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................      (763,220)       (222,991)        (282,085)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................   128,111,609       3,936,782        4,988,105
  Cost of investments sold..................................  (143,347,477)     (5,541,357)      (9,652,400)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............   (15,235,868)     (1,604,575)      (4,664,295)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    71,930,077       7,223,602       12,606,535
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................    56,694,209       5,619,027        7,942,240
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $ 55,930,989    $  5,396,036    $   7,660,155
                                                              =============   =============   =============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                              FIDELITY(R)        JANUS
                                     DREYFUS IP                                   VIP            ASPEN
                                     TECHNOLOGY          FIDELITY(R)            EQUITY-         SERIES
       AMSOUTH         CALVERT        GROWTH--               VIP               INCOME--       BALANCED--
       MID CAP         SOCIAL          INITIAL      CONTRAFUND(R)--INITIAL      INITIAL      INSTITUTIONAL
        FUND          BALANCED         SHARES               CLASS                CLASS          SHARES
    ------------------------------------------------------------------------------------------------------
    $         249   $     693,963   $          --       $   1,300,702        $   3,203,082   $  13,810,365
          (16,961)       (415,112)       (234,530)         (3,752,505)          (2,397,515)     (7,998,661)
               --         (39,432)        (16,686)           (399,351)            (238,986)       (846,052)
    -------------   -------------   -------------       -------------        -------------   -------------
          (16,712)        239,419        (251,216)         (2,851,154)             566,581       4,965,652
    -------------   -------------   -------------       -------------        -------------   -------------
           72,823       2,918,970      10,351,830          20,979,666           16,540,667      77,319,975
          (96,687)     (3,897,682)    (10,359,890)        (24,053,950)         (21,247,254)    (85,610,259)
    -------------   -------------   -------------       -------------        -------------   -------------
          (23,864)       (978,712)         (8,060)         (3,074,284)          (4,706,587)     (8,290,284)
               --              --              --                  --                   --              --
          359,670       5,993,240       6,316,256          77,663,065           52,748,569      76,608,412
    -------------   -------------   -------------       -------------        -------------   -------------
          335,806       5,014,528       6,308,196          74,588,781           48,041,982      68,318,128
    -------------   -------------   -------------       -------------        -------------   -------------
    $     319,094   $   5,253,947   $   6,056,980       $  71,737,627        $  48,608,563   $  73,283,780
    =============   =============   =============       =============        =============   =============

                                                                         VAN
                      NEUBERGER                                        KEMPER
       MFS(R)          BERMAN          T. ROWE                           UIF
      UTILITIES          AMT            PRICE          VAN ECK        EMERGING
      SERIES--         MID-CAP         EQUITY         WORLDWIDE        MARKETS
       INITIAL        GROWTH--         INCOME           HARD          EQUITY--
        CLASS          CLASS I        PORTFOLIO        ASSETS          CLASS I
    -----------------------------------------------------------------------------
    $      28,295   $          --   $   2,414,061   $      44,052   $         --
          (21,144)        (65,056)     (1,831,075)       (148,442)      (454,295)
             (940)         (4,278)       (161,466)        (11,648)       (39,309)
    -------------   -------------   -------------   -------------   -------------
            6,211         (69,334)        421,520        (116,038)      (493,604)
    -------------   -------------   -------------   -------------   -------------
          436,954         836,384      10,454,084       3,520,631    410,915,295
         (420,792)     (1,031,309)    (11,984,053)     (3,596,073)  (411,378,455)
    -------------   -------------   -------------   -------------   -------------
           16,162        (194,925)     (1,529,969)        (75,442)      (463,160)
               --              --              --              --             --
          426,467       1,368,333      32,535,177       4,670,344     16,827,765
    -------------   -------------   -------------   -------------   -------------
          442,629       1,173,408      31,005,208       4,594,902     16,364,605
    -------------   -------------   -------------   -------------   -------------
    $     448,840   $   1,104,074   $  31,426,728   $   4,478,864   $ 15,871,001
    =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003

                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL          MAINSTAY VP
                                                                 BOND--        APPRECIATION--     CONVERTIBLE--
                                                              SERVICE CLASS    SERVICE CLASS      SERVICE CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $    743,954      $     17,855      $    435,267
  Mortality and expense risk charges........................       (70,943)          (50,277)          (72,435)
  Administrative charges....................................        (3,965)           (2,884)           (4,265)
                                                              ------------      ------------      ------------
      Net investment income (loss)..........................       669,046           (35,306)          358,567
                                                              ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       465,502            94,206           345,813
  Cost of investments sold..................................      (474,935)          (90,409)         (335,654)
                                                              ------------      ------------      ------------
      Net realized gain (loss) on investments...............        (9,433)            3,797            10,159
  Realized gain distribution received.......................       451,604                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (967,216)          907,201           937,676
                                                              ------------      ------------      ------------
      Net gain (loss) on investments........................      (525,045)          910,998           947,835
                                                              ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $    144,001      $    875,692      $  1,306,402
                                                              ============      ============      ============

                                                                MAINSTAY
                                                                   VP                              MAINSTAY VP
                                                                 MID CAP        MAINSTAY VP           TOTAL
                                                                 GROWTH          SMALL CAP          RETURN--
                                                                --SERVICE         GROWTH--           SERVICE
                                                                  CLASS        SERVICE CLASS          CLASS
                                                              --------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $         --      $         --      $    190,318
  Mortality and expense risk charges........................       (47,977)          (40,607)          (36,660)
  Administrative charges....................................        (2,931)           (2,377)           (1,916)
                                                              ------------      ------------      ------------
      Net investment income (loss)..........................       (50,908)          (42,984)          151,742
                                                              ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       433,649         1,068,448           244,588
  Cost of investments sold..................................      (417,032)         (966,831)         (236,168)
                                                              ------------      ------------      ------------
      Net realized gain (loss) on investments...............        16,617           101,617             8,420
  Realized gain distribution received.......................            --                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................     1,056,186           924,548           318,435
                                                              ------------      ------------      ------------
      Net gain (loss) on investments........................     1,072,803         1,026,165           326,855
                                                              ------------      ------------      ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $  1,021,895      $    983,181      $    478,597
                                                              ============      ============      ============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                        MAINSTAY VP
     MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
        EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL       MID CAP
       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--          CORE--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
    --------------------------------------------------------------------------------------------------------------------
    $     129,803    $     592,512    $      83,168    $   4,839,419    $     418,947    $     126,929    $      25,163
          (51,961)         (52,284)         (32,905)        (251,794)        (121,441)         (25,362)         (27,218)
           (2,774)          (3,515)          (2,049)         (15,537)          (7,879)          (1,484)          (1,688)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
           75,068          536,713           48,214        4,572,088          289,627          100,083           (3,743)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
           63,626          660,552          146,681        1,525,658          193,455           38,494           54,309
          (60,802)        (684,291)        (138,306)      (1,450,432)        (184,828)         (37,910)         (50,002)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
            2,824          (23,739)           8,375           75,226            8,627              584            4,307
               --               --               --               --               --               --               --
        1,397,565         (461,521)         660,345         (427,034)       2,344,601          730,172          660,013
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        1,400,389         (485,260)         668,720         (351,808)       2,353,228          730,756          664,320
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $   1,475,457    $      51,453    $     716,934    $   4,220,280    $   2,642,855    $     830,839    $     660,577
    =============    =============    =============    =============    =============    =============    =============

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                        AMERICAN         DREYFUS        EAGLE ASSET          LORD             ALGER
                        CENTURY           LARGE          MANAGEMENT         ABBETT           AMERICAN         DREYFUS IP
     MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING          SMALL           TECHNOLOGY
       VALUE--         & GROWTH--        VALUE--          EQUITY--         GROWTH--      CAPITALIZATION--      GROWTH--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------
    $     180,366    $      46,610    $      35,132    $       5,864    $          --     $          --     $          --
          (45,605)         (12,232)         (17,834)         (23,406)         (13,948)          (12,097)          (27,360)
           (2,750)            (646)          (1,046)          (1,173)            (815)             (860)           (1,590)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
          132,011           33,732           16,252          (18,715)         (14,763)          (12,957)          (28,950)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           82,026           97,939           49,002          176,410           95,052            25,986           326,134
          (76,448)         (95,791)         (47,466)        (167,952)         (85,145)          (22,663)         (295,607)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
            5,578            2,148            1,536            8,458            9,907             3,323            30,527
               --               --               --               --               --                --                --
        1,078,395          269,166          406,307          401,277          162,697           265,197           467,105
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
        1,083,973          271,314          407,843          409,735          172,604           268,520           497,632
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
    $   1,215,984    $     305,046    $     424,095    $     391,020    $     157,841     $     255,563     $     468,682
    =============    =============    =============    =============    =============     =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                            FIDELITY
                                                         FIDELITY             VIP
                                                           VIP              EQUITY-             FIDELITY
                                                     CONTRAFUND(R)--        INCOME--            MID CAP--
                                                         SERVICE            SERVICE              SERVICE
                                                         CLASS 2            CLASS 2            CLASS 2(A)
                                                     ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $          --      $          --        $          --
  Mortality and expense risk charges...............         (58,921)           (50,861)              (8,496)
  Administrative charges...........................          (3,712)            (3,194)                (632)
                                                      -------------      -------------        -------------
      Net investment income (loss).................         (62,633)           (54,055)              (9,128)
                                                      -------------      -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................         122,893            178,136              101,553
  Cost of investments sold.........................        (115,196)          (168,458)             (95,701)
                                                      -------------      -------------        -------------
      Net realized gain (loss) on investments......           7,697              9,678                5,852
  Realized gain distribution received..............              --                 --                   --
  Change in unrealized appreciation (depreciation)
    on investments.................................       1,333,185          1,500,408              297,094
                                                      -------------      -------------        -------------
      Net gain (loss) on investments...............       1,340,882          1,510,086              302,946
                                                      -------------      -------------        -------------
        Net increase (decrease) in net assets
          resulting from operations................   $   1,278,249      $   1,456,031        $     293,818
                                                      =============      =============        =============


                                                                                               VAN KEMPER
                                                        NEUBERGER                                  UIF
                                                          BERMAN         T. ROWE PRICE          EMERGING
                                                       AMT MID-CAP           EQUITY              MARKETS
                                                         GROWTH--            INCOME             EQUITY--
                                                         CLASS S         PORTFOLIO--II          CLASS II
                                                     ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $          --      $      86,224        $          --
  Mortality and expense risk charges...............          (1,719)           (54,658)              (6,206)
  Administrative charges...........................            (148)            (3,415)                (316)
                                                      -------------      -------------        -------------
      Net investment income (loss).................          (1,867)            28,151               (6,522)
                                                      -------------      -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................           3,419            144,148              778,041
  Cost of investments sold.........................          (3,188)          (155,259)            (747,542)
                                                      -------------      -------------        -------------
      Net realized gain (loss) on investments......             231            (11,111)              30,499
  Realized gain distribution received..............              --                 --                   --
  Change in unrealized appreciation (depreciation)
    on investments.................................          27,641          1,323,740              234,981
                                                      -------------      -------------        -------------
      Net gain (loss) on investments...............          27,872          1,312,629              265,480
                                                      -------------      -------------        -------------
        Net increase (decrease) in net assets
          resulting
          from operations..........................   $      26,005      $   1,340,780        $     258,958
                                                      =============      =============        =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(a) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     JANUS ASPEN       JANUS ASPEN           MFS(R)
        SERIES            SERIES           INVESTORS            MFS(R)             MFS(R)
      BALANCED--        WORLDWIDE            TRUST             RESEARCH          UTILITIES
       SERVICE           GROWTH--           SERIES--           SERIES--           SERIES--
        SHARES        SERVICE SHARES     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ------------------------------------------------------------------------------------------
    $     221,733     $      15,332      $          --      $          --      $          --
          (87,649)          (23,124)            (3,858)            (6,306)              (276)
           (5,285)           (1,376)              (230)              (358)               (19)
    -------------     -------------      -------------      -------------      -------------
          128,799            (9,168)            (4,088)            (6,664)              (295)
    -------------     -------------      -------------      -------------      -------------
          447,279           127,175             61,526             26,119                 55
         (441,623)         (121,687)           (58,761)           (25,229)               (51)
    -------------     -------------      -------------      -------------      -------------
            5,656             5,488              2,765                890                  4
               --                --                 --                 --                 --
          917,096           552,083             69,400            119,316             11,177
    -------------     -------------      -------------      -------------      -------------
          922,752           557,571             72,165            120,206             11,181
    -------------     -------------      -------------      -------------      -------------
    $   1,051,551     $     548,403      $      68,077      $     113,542      $      10,886
    =============     =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                MainStay VP                     MainStay VP
                                                                  Bond--                  Capital Appreciation--
                                                               Initial Class                   Initial Class
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   7,215,572   $   8,426,157   $  (4,383,519)  $  (5,901,118)
    Net realized gain (loss) on investments..........      2,344,931          58,620     (36,120,266)    (34,743,882)
    Realized gain distribution received..............      6,901,429         233,898              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     (7,897,548)      8,108,625     124,526,805    (136,533,157)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................      8,564,384      16,827,300      84,023,020    (177,178,157)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     27,998,983      22,698,154      13,756,524      20,002,373
    Policyowners' surrenders.........................    (22,829,622)    (18,659,971)    (26,025,735)    (33,834,434)
    Policyowners' annuity and death benefits.........     (3,615,530)     (1,877,155)     (3,609,006)     (3,499,736)
    Net transfers from (to) Fixed Account............     30,817,008      49,922,575       4,381,706       9,673,496
    Transfers between Investment Divisions...........    (27,798,097)     30,450,426      (6,205,878)    (34,533,541)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      4,572,742      82,534,029     (17,702,389)    (42,191,842)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (29,135)        (43,736)       (225,539)        542,816
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     13,107,991      99,317,593      66,095,092    (218,827,183)
NET ASSETS:
    Beginning of year................................    267,321,605     168,004,012     347,450,445     566,277,628
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 280,429,596   $ 267,321,605   $ 413,545,537   $ 347,450,445
                                                       =============   =============   =============   =============


                                                                MAINSTAY VP                     MAINSTAY VP
                                                               GOVERNMENT--                   GROWTH EQUITY--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   7,243,883   $   5,390,206   $  (1,014,452)  $  (1,669,012)
    Net realized gain (loss) on investments..........      7,658,902         615,057     (14,821,360)    (18,358,255)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (14,553,572)      8,468,925      79,633,960     (77,213,593)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................        349,213      14,474,188      63,798,148     (97,240,860)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     36,408,480      29,239,923       8,696,940      16,914,515
    Policyowners' surrenders.........................    (25,702,933)    (15,219,477)    (18,695,005)    (20,726,809)
    Policyowners' annuity and death benefits.........     (3,575,499)     (1,831,078)     (2,570,812)     (2,871,423)
    Net transfers from (to) Fixed Account............     30,884,972      36,365,858       7,317,206      20,899,208
    Transfers between Investment Divisions...........    (77,738,480)    100,294,927      (7,804,493)    (24,720,884)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............    (39,723,460)    148,850,153     (13,056,164)    (10,505,393)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         (2,434)        (43,402)       (174,487)        334,241
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (39,376,681)    163,280,939      50,567,497    (107,412,012)
NET ASSETS:
    Beginning of year................................    289,133,709     125,852,770     269,376,277     376,788,289
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 249,757,028   $ 289,133,709   $ 319,943,774   $ 269,376,277
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP
                                             MAINSTAY VP                       EQUITY
             MAINSTAY VP                    CONVERTIBLE--                     INCOME--
           CASH MANAGEMENT                  INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
       2003(b)         2002(a)          2003           2002(a)          2003           2002(a)
    ---------------------------------------------------------------------------------------------
    $  (2,382,321)  $    (356,280)  $   1,993,942   $   2,316,697   $    (271,909)  $      10,461
           (3,707)         13,086      (2,641,696)     (4,009,987)       (626,963)       (568,479)
               --           1,683              --              --              --              --
          (11,386)          3,220      36,619,539     (14,037,265)     22,832,096      (9,400,818)
    -------------   -------------   -------------   -------------   -------------   -------------
       (2,397,414)       (338,291)     35,971,785     (15,730,555)     21,933,224      (9,958,836)
    -------------   -------------   -------------   -------------   -------------   -------------
       91,921,924      65,509,532      11,688,770      13,180,691       8,327,340      12,264,938
      (89,747,775)    (67,271,529)    (11,062,735)    (10,195,994)     (4,062,659)     (2,236,825)
       (2,566,655)     (2,621,797)     (1,707,037)     (1,654,179)       (367,802)       (178,902)
      (22,083,503)      8,484,029      13,853,012      23,249,524      12,774,041      25,274,711
      (99,899,729)     52,451,053      18,271,370      (6,319,609)      6,311,646      19,520,044
    -------------   -------------   -------------   -------------   -------------   -------------
     (122,375,738)     56,551,288      31,043,380      18,260,433      22,982,566      54,643,966
    -------------   -------------   -------------   -------------   -------------   -------------
           (6,141)        (12,423)        (95,928)         57,336         (51,070)         32,236
    -------------   -------------   -------------   -------------   -------------   -------------
     (124,779,293)     56,200,574      66,919,237       2,587,214      44,864,720      44,717,366
      364,106,079     307,905,505     157,837,130     155,249,916      63,736,358      19,018,992
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 239,326,786   $ 364,106,079   $ 224,756,367   $ 157,837,130   $ 108,601,078   $  63,736,358
    =============   =============   =============   =============   =============   =============

             MAINSTAY VP
             HIGH YIELD                      MAINSTAY VP                     MAINSTAY VP
          CORPORATE BOND--                INDEXED EQUITY--             INTERNATIONAL EQUITY--
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
        2003           2002(a)          2003           2002(a)          2003           2002(a)
    ---------------------------------------------------------------------------------------------
    $  42,754,522   $  42,874,069   $    (207,672)  $    (983,686)  $     232,424   $      29,191
      (16,325,649)    (48,737,236)    (13,454,757)     (9,893,975)      2,357,779      (2,939,379)
               --              --              --       1,895,714              --              --
      154,499,618       8,317,876     143,135,055    (150,872,602)      9,017,599       2,050,357
    -------------   -------------   -------------   -------------   -------------   -------------
      180,928,491       2,454,709     129,472,626    (159,854,549)     11,607,802        (859,831)
    -------------   -------------   -------------   -------------   -------------   -------------
       50,502,071      32,045,589      23,543,660      34,119,908       2,959,690       2,271,983
      (49,650,185)    (38,103,155)    (34,117,892)    (41,068,168)     (3,998,483)     (1,340,511)
       (6,855,642)     (6,119,436)     (6,350,583)     (6,133,078)       (387,058)       (260,564)
       29,310,933      34,120,715      18,600,028      33,096,197       4,047,033       3,135,377
      104,645,503       3,418,033       4,358,941     (34,570,031)      6,898,494       3,994,182
    -------------   -------------   -------------   -------------   -------------   -------------
      127,952,680      25,361,746       6,034,154     (14,555,172)      9,519,676       7,800,467
    -------------   -------------   -------------   -------------   -------------   -------------
         (576,598)         44,104        (351,440)        584,548         (30,837)          9,868
    -------------   -------------   -------------   -------------   -------------   -------------
      308,304,573      27,860,559     135,155,340    (173,825,173)     21,096,641       6,950,504
      470,410,674     442,550,115     492,190,120     666,015,293      28,145,560      21,195,056
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 778,715,247   $ 470,410,674   $ 627,345,460   $ 492,190,120   $  49,242,201   $  28,145,560
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  MID CAP                         MID CAP
                                                                  CORE--                         GROWTH--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (273,211)  $    (140,255)  $    (491,460)  $    (186,803)
    Net realized gain (loss) on investments..........       (119,499)       (374,217)       (507,459)       (215,836)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      9,303,191      (2,220,456)     13,281,925      (4,536,431)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................      8,910,481      (2,734,928)     12,283,006      (4,939,070)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      3,426,285       3,295,024       4,642,376       4,457,048
    Policyowners' surrenders.........................     (1,055,053)       (707,677)     (1,185,695)       (484,135)
    Policyowners' annuity and death benefits.........        (47,339)        (46,829)       (355,515)        (73,967)
    Net transfers from (to) Fixed Account............      4,369,105       6,414,612       6,376,086       7,790,497
    Transfers between Investment Divisions...........      6,053,190       6,523,782      21,922,052       1,869,852
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....     (1,341,645)             --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     11,404,543      15,478,912      31,399,304      13,559,295
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (22,359)          8,014         (28,759)         13,912
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     20,292,665      12,751,998      43,653,551       8,634,137
NET ASSETS:
    Beginning of year................................     19,851,930       7,099,932      16,828,026       8,193,889
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  40,144,595   $  19,851,930   $  60,481,577   $  16,828,026
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  DREYFUS                       EAGLE ASSET
                                                               LARGE COMPANY                    MANAGEMENT
                                                                  VALUE--                     GROWTH EQUITY--
                                                               INITIAL CLASS                   INITIAL CLASS
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)          2003           2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (266,014)  $    (360,558)  $  (1,281,330)  $  (1,599,563)
    Net realized gain (loss) on investments..........     (2,275,765)     (1,136,189)    (12,195,189)    (22,057,136)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     12,758,701     (11,310,942)     37,495,332     (18,871,432)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     10,216,922     (12,807,689)     24,018,813     (42,528,131)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,121,033       2,823,428       4,134,989       6,917,327
    Policyowners' surrenders.........................     (2,043,915)     (2,053,664)     (6,086,894)     (7,858,857)
    Policyowners' annuity and death benefits.........       (332,180)       (380,376)     (1,105,021)       (894,194)
    Net transfers from (to) Fixed Account............      3,605,517       6,450,674       3,249,687       7,779,730
    Transfers between Investment Divisions...........      3,085,364      (1,749,083)        670,352     (12,748,184)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....     (8,611,688)             --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     (2,175,869)      5,090,979         863,113      (6,804,178)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (28,326)         43,725         (61,418)        147,221
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............      8,012,727      (7,672,985)     24,820,508     (49,185,088)
NET ASSETS:
    Beginning of year................................     41,574,111      49,247,096      93,118,200     142,303,288
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  49,586,838   $  41,574,111   $ 117,938,708   $  93,118,200
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

            MAINSTAY VP                                                                               MAINSTAY VP
             SMALL CAP                    MAINSTAY VP                   MAINSTAY VP                AMERICAN CENTURY
             GROWTH--                   TOTAL RETURN--                    VALUE--                  INCOME & GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(a)          2003         2002(a)          2003         2002(a)          2003         2002(a)
    ---------------------------------------------------------------------------------------------------------------------
    $   (604,585)  $   (288,408)  $  1,205,551   $  2,482,695   $    359,707   $    101,495   $        (92)  $   (162,146)
      (1,153,363)      (868,154)    (3,630,231)      (900,175)    (5,890,280)    (3,734,875)    (2,547,902)    (1,088,373)
              --             --             --             --             --        343,792             --             --
      16,529,663     (5,368,934)    42,560,872    (55,904,745)    56,473,800    (52,715,057)    14,161,573    (11,257,981)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      14,771,715     (6,525,496)    40,136,192    (54,322,225)    50,943,227    (56,004,645)    11,613,579    (12,508,500)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,877,710      5,417,939      8,518,075     12,339,816      9,797,374     18,219,110      2,103,564      2,641,037
      (1,991,471)    (1,175,027)   (16,927,438)   (20,285,317)   (15,800,613)   (13,843,177)    (2,790,642)    (2,621,720)
        (782,400)       (69,751)    (3,122,813)    (3,404,162)    (1,852,667)    (2,063,606)      (404,451)      (356,407)
       7,467,466     10,429,559      4,992,559      6,612,908     10,673,410     30,731,867      2,697,580      4,808,762
      16,552,766      3,982,883      2,187,879    (17,200,168)     1,172,233     (6,193,239)     1,956,397     (2,049,229)
              --             --             --             --             --             --     (8,547,910)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      26,124,071     18,585,603     (4,351,738)   (21,936,923)     3,989,737     26,850,955     (4,985,462)     2,422,443
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (35,935)        18,915       (110,501)       170,735       (127,474)       211,006        (31,349)        48,253
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      40,859,851     12,079,022     35,673,953    (76,088,413)    54,805,490    (28,942,684)     6,596,768    (10,037,804)
      25,330,632     13,251,610    228,615,970    304,704,383    196,671,975    225,614,659     47,350,766     57,388,570
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 66,190,483   $ 25,330,632   $264,289,923   $228,615,970   $251,477,465   $196,671,975   $ 53,947,534   $ 47,350,766
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                      ALGER
            LORD ABBETT                    AMERICAN
            DEVELOPING                       SMALL                        AMSOUTH                       AMSOUTH
             GROWTH--                  CAPITALIZATION--                  ENHANCED                    INTERNATIONAL
           INITIAL CLASS                CLASS O SHARES                  MARKET FUND                   EQUITY FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(a)          2003         2002(a)        2003(b)        2002(a)        2003(b)        2002(a)
    ---------------------------------------------------------------------------------------------------------------------
    $   (369,336)  $   (320,655)  $   (862,668)  $   (869,217)  $    (15,224)  $    (15,106)  $     (1,452)  $     (2,674)
      (2,206,925)    (1,645,932)    (1,560,092)   (11,478,603)       (26,430)       (85,251)          (585)       (35,827)
              --             --             --             --             --             --             --
      10,620,501     (6,237,398)    23,309,923     (8,183,074)       506,867       (336,281)       100,070        (12,840)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       8,044,240     (8,203,985)    20,887,163    (20,530,894)       465,213       (436,638)        98,033        (51,341)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,333,300      1,555,247      2,608,627      2,954,776         69,921        602,804          4,873        159,216
      (1,128,990)      (939,721)    (4,750,529)    (3,405,220)       (93,264)      (165,467)       (11,245)        (1,866)
        (170,538)      (105,555)      (523,087)      (524,486)        (5,011)      (101,899)            --             --
       1,581,719      1,156,733      1,933,607      3,563,096        350,589        594,101         86,875          3,409
       5,612,694       (513,401)     2,985,461     (4,049,008)       199,229        (43,888)        75,722        (86,013)
      (1,887,174)            --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,341,011      1,153,303      2,254,079     (1,460,842)       521,464        885,651        156,225         74,746
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (18,342)        26,836        (57,511)        71,007         (1,367)         1,463           (314)           218
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      13,366,909     (7,023,846)    23,083,731    (21,920,729)       985,310        450,476        253,944         23,623
      19,596,653     26,620,499     50,199,737     72,120,466      1,562,440      1,111,964        139,365        115,742
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 32,963,562   $ 19,596,653   $ 73,283,468   $ 50,199,737   $  2,547,750   $  1,562,440   $    393,309   $    139,365
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002


                                                                        AmSouth                         AmSouth
                                                                    Large Cap Fund                   Mid Cap Fund
                                                             -----------------------------   -----------------------------
                                                                2003(b)         2002(a)         2003(b)         2002(a)
                                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $     (42,679)  $     (32,077)  $     (16,712)  $     (11,064)
    Net realized gain (loss) on investments................        (45,208)        (93,043)        (23,864)        (26,000)
    Realized gain distribution received....................             --              --              --              --
    Change in unrealized appreciation (depreciation) on
      investments..........................................        780,271        (548,806)        359,670        (150,238)
                                                             -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting from
        operations.........................................        692,384        (673,926)        319,094        (187,302)
                                                             -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners....................         85,877         663,341          93,604         356,566
    Policyowners' surrenders...............................       (212,202)       (249,213)        (47,231)        (38,554)
    Policyowners' annuity and death benefits...............        (19,127)            (18)           (565)             --
    Net transfers from (to) Fixed Account..................        720,622       1,028,687         219,190         189,028
    Transfers between Investment Divisions.................        231,887        (128,394)         88,106          (9,203)
                                                             -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)..................        807,057       1,314,403         353,104         497,837
                                                             -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................         (1,927)          2,373            (838)            688
                                                             -------------   -------------   -------------   -------------
        Increase (decrease) in net assets..................      1,497,514         642,850         671,360         311,223
NET ASSETS:
    Beginning of year......................................      2,526,108       1,883,258         826,398         515,175
                                                             -------------   -------------   -------------   -------------
    End of year............................................  $   4,023,622   $   2,526,108   $   1,497,758   $     826,398
                                                             =============   =============   =============   =============

                                                                      Janus Aspen                     Janus Aspen
                                                                        Series                          Series
                                                                      Balanced--                  Worldwide Growth--
                                                                 Institutional Shares            Institutional Shares
                                                             -----------------------------   -----------------------------
                                                                 2003           2002(a)          2003           2002(a)
                                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $   4,965,652   $   6,716,469   $    (763,220)  $  (1,719,786)
    Net realized gain (loss) on investments................     (8,290,284)      2,707,941     (15,235,868)    (16,077,361)
    Realized gain distribution received....................             --              --              --              --
    Change in unrealized appreciation (depreciation) on
      investments..........................................     76,608,412     (62,206,513)     71,930,077     (86,686,068)
                                                             -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting from
        operations.........................................     73,283,780     (52,782,103)     55,930,989    (104,483,215)
                                                             -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners....................     23,016,998      39,015,590       8,565,902      14,576,401
    Policyowners' surrenders...............................    (40,684,487)    (43,144,584)    (17,178,053)    (20,341,899)
    Policyowners' annuity and death benefits...............     (5,758,129)     (6,031,215)     (2,295,628)     (2,560,686)
    Net transfers from (to) Fixed Account..................     22,230,570      55,406,562       4,677,762      12,038,194
    Transfers between Investment Divisions.................    (27,330,412)    (28,150,818)    (23,041,266)    (30,324,194)
                                                             -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)..................    (28,525,460)     17,095,535     (29,271,283)    (26,612,184)
                                                             -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................       (203,148)        206,054        (154,832)        377,749
                                                             -------------   -------------   -------------   -------------
        Increase (decrease) in net assets..................     44,555,172     (35,480,514)     26,504,874    (130,717,650)
NET ASSETS:
    Beginning of year......................................    600,395,133     635,875,647     267,040,542     397,758,192
                                                             -------------   -------------   -------------   -------------
    End of year............................................  $ 644,950,305   $ 600,395,133   $ 293,545,416   $ 267,040,542
                                                             =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                             DREYFUS IP                      FIDELITY(R)                     FIDELITY(R)
               CALVERT                       TECHNOLOGY                          VIP                             VIP
               SOCIAL                         GROWTH--                     CONTRAFUND(R)--                 EQUITY-INCOME--
              BALANCED                     INITIAL SHARES                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2003(b)         2002(a)          2003           2002(a)          2003           2002(a)          2003           2002(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $     239,419   $     400,940   $    (251,216)  $     (91,691)  $  (2,851,154)  $  (1,640,872)  $     566,581   $     465,463
         (978,712)     (1,285,632)         (8,060)       (784,663)     (3,074,284)     (3,204,601)     (4,706,587)     (7,059,406)
               --              --              --              --              --              --              --       4,144,386
        5,993,240      (3,329,468)      6,316,256      (2,653,322)     77,663,065     (27,337,803)     52,748,569     (35,697,937)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,253,947      (4,214,160)      6,056,980      (3,529,676)     71,737,627     (32,183,276)     48,608,563     (38,147,494)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        3,634,452       2,347,413       2,889,939       1,883,098      12,036,604      15,132,643       7,217,772      12,589,099
       (1,775,298)     (1,943,927)     (1,750,594)       (451,769)    (18,113,205)    (17,590,147)    (13,147,263)    (12,282,973)
         (426,011)       (403,510)       (523,350)        (95,536)     (3,146,918)     (2,593,900)     (2,522,229)     (2,287,543)
        2,892,282       3,761,864       2,215,354       2,940,310      14,657,470      20,029,474       9,011,341      24,335,650
        2,093,259      (1,611,324)     14,589,127       2,810,186       8,049,260     (10,144,196)      8,708,855      (4,843,418)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        6,418,684       2,150,516      17,420,476       7,086,289      13,483,211       4,833,874       9,268,476      17,510,815
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (13,904)         14,245         (13,910)          9,350        (199,895)        127,294        (130,233)        154,617
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       11,658,727      (2,049,399)     23,463,546       3,565,963      85,020,943     (27,222,108)     57,746,806     (20,482,062)
       27,386,283      29,435,682       7,372,600       3,806,637     262,135,838     289,357,946     167,744,577     188,226,639
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  39,045,010   $  27,386,283   $  30,836,146   $   7,372,600   $ 347,156,781   $ 262,135,838   $ 225,491,383   $ 167,744,577
    =============   =============   =============   =============   =============   =============   =============   =============

               MFS(R)                                                          MFS(R)                     NEUBERGER BERMAN
              INVESTORS                        MFS(R)                         UTILITIES                          AMT
           TRUST SERIES--                 RESEARCH SERIES--                   SERIES--                         MID-CAP
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                  GROWTH--CLASS I
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2003           2002(a)          2003           2002(a)          2003           2002(a)          2003           2002(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (222,991)  $    (273,007)  $    (282,085)  $    (486,683)  $       6,211   $       7,089   $     (69,334)  $     (27,511)
       (1,604,575)     (2,594,462)     (4,664,295)     (8,468,022)         16,162        (125,455)       (194,925)        (60,285)
               --              --              --              --              --              --              --              --
        7,223,602      (5,326,780)     12,606,535      (4,091,609)        426,467         (27,232)      1,368,333        (557,953)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,396,036      (8,194,249)      7,660,155     (13,046,314)        448,840        (145,598)      1,104,074        (645,749)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          895,386       2,408,914       1,226,447       1,540,618          22,366         205,255         147,242         497,105
       (1,611,515)     (2,216,932)     (2,025,330)     (2,337,459)       (104,866)       (138,440)       (272,161)       (134,446)
         (394,980)       (568,429)       (291,143)       (485,420)        (20,832)             --         (29,572)        (16,859)
        1,359,702       4,395,598       1,086,641       2,847,962         468,628         563,809         875,524       1,867,923
         (834,702)     (2,974,318)     (1,257,567)     (6,570,408)        590,358        (138,992)      3,441,423         829,316
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (586,109)      1,044,833      (1,260,952)     (5,004,707)        955,654         491,632       4,162,456       3,043,039
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (14,576)         29,895         (20,566)         47,938          (1,207)            635          (2,836)          1,790
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        4,795,351      (7,119,521)      6,378,637     (18,003,083)      1,403,287         346,669       5,263,694       2,399,080
       27,221,183      34,340,704      34,537,955      52,541,038         740,066         393,397       3,046,981         647,901
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  32,016,534   $  27,221,183   $  40,916,592   $  34,537,955   $   2,143,353   $     740,066   $   8,310,675   $   3,046,981
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                                                  Van Eck
                                                               T. Rowe Price                     Worldwide
                                                                  Equity                           Hard
                                                             Income Portfolio                     Assets
                                                       -----------------------------   -----------------------------
                                                           2003           2002(a)         2003(b)         2002(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     421,520   $     324,257   $    (116,038)  $     (72,490)
    Net realized gain (loss) on investments..........     (1,529,969)     (3,020,615)        (75,442)       (555,541)
    Realized gain distribution received..............             --         115,918              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     32,535,177     (16,792,258)      4,670,344        (371,780)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     31,426,728     (19,372,698)      4,478,864        (999,811)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      8,988,647      14,114,112       2,302,435       1,031,243
    Policyowners' surrenders.........................     (7,703,430)     (7,417,923)       (959,101)       (563,324)
    Policyowners' annuity and death benefits.........     (1,173,937)     (1,480,499)       (232,312)       (180,925)
    Net transfers from (to) Fixed Account............     13,285,554      30,489,156       1,491,196       1,795,782
    Transfers between Investment Divisions...........     11,156,473       4,109,856       2,024,174       4,090,054
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     24,553,307      39,814,702       4,626,392       6,172,830
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (84,219)         86,003         (12,446)          4,897
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     55,895,816      20,528,007       9,092,810       5,177,916
NET ASSETS:
    Beginning of year................................    116,618,186      96,090,179       8,955,089       3,777,173
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 172,514,002   $ 116,618,186   $  18,047,899   $   8,955,089
                                                       =============   =============   =============   =============

                                                                Van Kampen
                                                                    UIF
                                                             Emerging Markets
                                                                 Equity--
                                                                  Class I
                                                       -----------------------------
                                                           2003           2002(a)
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (493,604)  $    (480,356)
    Net realized gain (loss) on investments..........       (463,160)     (1,324,415)
    Realized gain distribution received..............             --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     16,827,765       1,026,842
                                                       -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     15,871,001        (777,929)
                                                       -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      1,178,764       2,027,022
    Policyowners' surrenders.........................     (2,253,626)     (3,707,217)
    Policyowners' annuity and death benefits.........       (185,044)       (187,905)
    Net transfers from (to) Fixed Account............      1,322,283       1,506,146
    Transfers between Investment Divisions...........     (1,193,319)     (4,549,358)
                                                       -------------   -------------
      Net contributions and (withdrawals)............     (1,130,942)     (4,911,312)
                                                       -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (41,230)         12,568
                                                       -------------   -------------
        Increase (decrease) in net assets............     14,698,829      (5,676,673)
NET ASSETS:
    Beginning of year................................     25,761,031      31,437,704
                                                       -------------   -------------
    End of year......................................  $  40,459,860   $  25,761,031
                                                       =============   =============

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

For the years ended December 31, 2003
and December 31, 2002

                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)......................   $     669,046      $     (35,306)     $     358,567
    Net realized gain (loss) on investments...........          (9,433)             3,797             10,159
    Realized gain distribution received...............         451,604                 --                 --
    Change in unrealized appreciation (depreciation)
      on investments..................................        (967,216)           907,201            937,676
                                                         -------------      -------------      -------------
      Net increase (decrease) in net assets resulting
        from operations...............................         144,001            875,692          1,306,402
                                                         -------------      -------------      -------------
  Contributions and (Withdrawals):
    Payments received from policyowners...............      16,184,310         12,149,453         17,816,107
    Policyowners' surrenders..........................        (134,737)           (55,367)           (93,399)
    Policyowners' annuity and death benefits..........         (22,694)                --             (2,472)
    Net transfers from (to) Fixed Account.............       2,804,694          1,409,906          3,058,428
    Transfers between Investment Divisions............         (86,376)           509,713            536,450
                                                         -------------      -------------      -------------
      Net contributions and (withdrawals).............      18,745,197         14,013,705         21,315,114
                                                         -------------      -------------      -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account................            (625)            (1,720)            (2,639)
                                                         -------------      -------------      -------------
        Increase (decrease) in net assets.............      18,888,573         14,887,677         22,618,877
NET ASSETS:
    Beginning of year.................................              --                 --                 --
                                                         -------------      -------------      -------------
    End of year.......................................   $  18,888,573      $  14,887,677      $  22,618,877
                                                         =============      =============      =============

                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)......................   $     100,083      $      (3,743)     $     (50,908)
    Net realized gain (loss) on investments...........             584              4,307             16,617
    Realized gain distribution received...............              --                 --                 --
    Change in unrealized appreciation (depreciation)
      on investments..................................         730,172            660,013          1,056,186
                                                         -------------      -------------      -------------
      Net increase (decrease) in net assets resulting
        from operations...............................         830,839            660,577          1,021,895
                                                         -------------      -------------      -------------
  Contributions and (Withdrawals):
    Payments received from policyowners...............       6,487,226          6,647,592         12,366,489
    Policyowners' surrenders..........................         (20,173)           (24,107)           (42,443)
    Policyowners' annuity and death benefits..........              --                 --                 --
    Net transfers from (to) Fixed Account.............         777,923            754,227          1,429,279
    Transfers between Investment Divisions............         506,598            392,621            967,172
                                                         -------------      -------------      -------------
      Net contributions and (withdrawals).............       7,751,574          7,770,333         14,720,497
                                                         -------------      -------------      -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account................          (1,754)            (1,225)            (1,707)
                                                         -------------      -------------      -------------
        Increase (decrease) in net assets.............       8,580,659          8,429,685         15,740,685
NET ASSETS:
    Beginning of year.................................              --                 --                 --
                                                         -------------      -------------      -------------
    End of year.......................................   $   8,580,659      $   8,429,685      $  15,740,685
                                                         =============      =============      =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                               MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--   INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $      75,068      $     536,713      $      48,214      $   4,572,088      $     289,627
             2,824            (23,739)             8,375             75,226              8,627
                --                 --                 --                 --                 --
         1,397,565           (461,521)           660,345           (427,034)         2,344,601
     -------------      -------------      -------------      -------------      -------------
         1,475,457             51,453            716,934          4,220,280          2,642,855
     -------------      -------------      -------------      -------------      -------------
        12,558,709         11,550,843          7,989,297         62,557,554         30,225,134
          (148,820)          (111,045)           (30,782)          (510,614)          (126,507)
            (9,982)           (21,357)                --            (16,408)                --
         1,967,194          1,798,730            864,374          6,778,138          3,826,016
           767,872           (163,918)           259,250          3,406,645          1,550,382
     -------------      -------------      -------------      -------------      -------------
        15,134,973         13,053,253          9,082,139         72,215,315         35,475,025
     -------------      -------------      -------------      -------------      -------------
            (2,880)              (410)            (1,506)            (8,981)            (5,577)
     -------------      -------------      -------------      -------------      -------------
        16,607,550         13,104,296          9,797,567         76,426,614         38,112,303
                --                 --                 --                 --                 --
     -------------      -------------      -------------      -------------      -------------
     $  16,607,550      $  13,104,296      $   9,797,567      $  76,426,614      $  38,112,303
     =============      =============      =============      =============      =============

      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
     $     (42,984)     $     151,742      $     132,011       $      33,732      $      16,252
           101,617              8,420              5,578               2,148              1,536
                --                 --                 --                  --                 --
           924,548            318,435          1,078,395             269,166            406,307
     -------------      -------------      -------------       -------------      -------------
           983,181            478,597          1,215,984             305,046            424,095
     -------------      -------------      -------------       -------------      -------------
        10,104,785          9,409,022         11,071,138           2,939,211          4,252,337
           (63,684)           (64,750)           (45,141)            (20,244)           (12,409)
                --             (1,839)            (1,873)                 --                 --
         1,588,488          1,240,638          1,672,577             494,253            786,074
         1,007,218            626,032            604,755             235,857            257,778
     -------------      -------------      -------------       -------------      -------------
        12,636,807         11,209,103         13,301,456           3,649,077          5,283,780
     -------------      -------------      -------------       -------------      -------------
            (1,549)              (941)            (2,453)               (625)              (878)
     -------------      -------------      -------------       -------------      -------------
        13,618,439         11,686,759         14,514,987           3,953,498          5,706,997
                --                 --                 --                  --                 --
     -------------      -------------      -------------       -------------      -------------
     $  13,618,439      $  11,686,759      $  14,514,987       $   3,953,498      $   5,706,997
     =============      =============      =============       =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                             MainStay VP        MainStay VP
                                                             Eagle Asset        Lord Abbett       Alger American
                                                              Management         Developing           Small
                                                           Growth Equity--        Growth--       Capitalization--
                                                            Service Class      Service Class      Class S Shares
                                                           ----------------   ----------------   ----------------
                                                                 2003               2003               2003
                                                           ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..........................   $     (18,715)     $     (14,763)     $     (12,957)
   Net realized gain (loss) on investments...............           8,458              9,907              3,323
   Realized gain distribution received...................              --                 --                 --
   Change in unrealized appreciation (depreciation) on
     investments.........................................         401,277            162,697            265,197
                                                            -------------      -------------      -------------
     Net increase (decrease) in net assets resulting from
       operations........................................         391,020            157,841            255,563
                                                            -------------      -------------      -------------
 Contributions and (Withdrawals):
   Payments received from policyowners...................       5,659,004          3,453,771          3,487,235
   Policyowners' surrenders..............................         (26,883)           (22,215)           (12,836)
   Policyowners' annuity and death benefits..............              --                 --                 --
   Net transfers from (to) Fixed Account.................         760,252            385,802            381,569
   Transfers between Investment Divisions................         332,119            263,554            246,929
                                                            -------------      -------------      -------------
     Net contributions and (withdrawals).................       6,724,492          4,080,912          4,102,897
                                                            -------------      -------------      -------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained
     by the Separate Account.............................            (758)              (157)              (395)
                                                            -------------      -------------      -------------
       Increase (decrease) in net assets.................       7,114,754          4,238,596          4,358,065
NET ASSETS:
   Beginning of year.....................................              --                 --                 --
                                                            -------------      -------------      -------------
   End of year...........................................   $   7,114,754      $   4,238,596      $   4,358,065
                                                            =============      =============      =============


                                                           Janus Aspen Series
                                                               Worldwide        MFS(R) INVESTORS        MFS(R)
                                                                GROWTH--         TRUST SERIES--    RESEARCH SERIES--
                                                             SERVICE SHARES      SERVICE CLASS       SERVICE CLASS
                                                           ------------------   ----------------   -----------------
                                                                  2003                2003               2003
                                                           ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..........................     $      (9,168)     $      (4,088)      $      (6,664)
   Net realized gain (loss) on investments...............             5,488              2,765                 890
   Realized gain distribution received...................                --                 --                  --
   Change in unrealized appreciation (depreciation) on
     investments.........................................           552,083             69,400             119,316
                                                              -------------      -------------       -------------
     Net increase (decrease) in net assets resulting from
       operations........................................           548,403             68,077             113,542
                                                              -------------      -------------       -------------
 Contributions and (Withdrawals):
   Payments received from policyowners...................         5,688,873            840,705           1,261,053
   Policyowners' surrenders..............................           (25,856)            (2,718)             (2,817)
   Policyowners' annuity and death benefits..............                --                 --                  --
   Net transfers from (to) Fixed Account.................           756,492            177,860             189,489
   Transfers between Investment Divisions................           203,774             35,184             212,793
                                                              -------------      -------------       -------------
     Net contributions and (withdrawals).................         6,623,283          1,051,031           1,660,518
                                                              -------------      -------------       -------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained
     by the Separate Account.............................            (1,192)              (151)               (252)
                                                              -------------      -------------       -------------
       Increase (decrease) in net assets.................         7,170,494          1,118,957           1,773,808
NET ASSETS:
   Beginning of year.....................................                --                 --                  --
                                                              -------------      -------------       -------------
   End of year...........................................     $   7,170,494      $   1,118,957       $   1,773,808
                                                              =============      =============       =============

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Results of operations for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(c) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

       DREYFUS IP
       TECHNOLOGY      FIDELITY(R) VIP    FIDELITY(R) VIP    FIDELITY(R) VIP       JANUS ASPEN
        GROWTH--       CONTRAFUND(R)--    EQUITY-INCOME--       MID CAP--       SERIES BALANCED--
     SERVICE SHARES    SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES
    ----------------   ----------------   ----------------   ----------------   -----------------
          2003               2003               2003             2003(c)              2003
-------------------------------------------------------------------------------------------------
     $     (28,950)     $     (62,633)     $     (54,055)     $      (9,128)      $     128,799
            30,527              7,697              9,678              5,852               5,656
                --                 --                 --                 --                  --
           467,105          1,333,185          1,500,408            297,094             917,096
     -------------      -------------      -------------      -------------       -------------
           468,682          1,278,249          1,456,031            293,818           1,051,551
     -------------      -------------      -------------      -------------       -------------
         6,715,921         14,442,367         13,722,795          1,861,787          20,254,818
           (22,108)           (72,874)           (69,883)           (36,974)           (105,144)
                --                 --             (8,028)                --                  --
           585,804          2,527,803          1,661,505            316,111           3,134,124
           446,667          1,042,665            488,394          2,629,850             302,659
     -------------      -------------      -------------      -------------       -------------
         7,726,284         17,939,961         15,794,783          4,770,774          23,586,457
     -------------      -------------      -------------      -------------       -------------
              (670)            (2,511)            (3,060)              (398)             (2,405)
     -------------      -------------      -------------      -------------       -------------
         8,194,296         19,215,699         17,247,754          5,064,194          24,635,603
                --                 --                 --                 --                  --
     -------------      -------------      -------------      -------------       -------------
     $   8,194,296      $  19,215,699      $  17,247,754      $   5,064,194       $  24,635,603
     =============      =============      =============      =============       =============

                          NEUBERGER
                          BERMAN AMT                          VAN KAMPEN UIF
    MFS(R) UTILITIES       MID-CAP         T. ROWE PRICE         EMERGING
        SERIES--           GROWTH--        EQUITY INCOME     MARKETS EQUITY--
     SERVICE CLASS         CLASS S         PORTFOLIO--II         CLASS II
    ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003
-----------------------------------------------------------------------------
     $        (295)     $      (1,867)     $      28,151      $      (6,522)
                 4                231            (11,111)            30,499
                --                 --                 --                 --
            11,177             27,641          1,323,740            234,981
     -------------      -------------      -------------      -------------
            10,886             26,005          1,340,780            258,958
     -------------      -------------      -------------      -------------
           137,548            208,242         13,752,482          1,877,349
                --             (2,463)           (69,148)            (5,182)
                --                 --            (22,489)                --
             9,469            262,967          1,917,938            149,329
               (17)            23,747            911,110            591,097
     -------------      -------------      -------------      -------------
           147,000            492,493         16,489,893          2,612,593
     -------------      -------------      -------------      -------------
               (14)               (50)            18,413               (392)
     -------------      -------------      -------------      -------------
           157,872            518,448         17,849,086          2,871,159
                --                 --                 --                 --
     -------------      -------------      -------------      -------------
     $     157,872      $     518,448      $  17,849,086      $   2,871,159
     =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-III ("Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages(R) Access Variable Annuity and MainStay Access Variable Annuity), Series III policies (LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity), Series IV policies (LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity), Series V policies (LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity) and Series VI policies (LifeStages(R) Premium Plus II Variable Annuity, MainStay Premium Plus II Variable Annuity and AmSouth Premium Plus II Variable Annuity). Sales of the Series II policies were discontinued effective February 28, 2003 for the LifeStages(R) Access Variable Annuity and October 14, 2002 for the MainStay Access Variable Annuity. This account was established to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Variable Insurance Funds, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co. LLC, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

  The following investment divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond--Initial Class
MainStay VP Capital Appreciation--Initial Class
MainStay VP Cash Management
MainStay VP Convertible--Initial Class
MainStay VP Equity Income--Initial Class
MainStay VP Government--Initial Class
MainStay VP Growth Equity--Initial Class
MainStay VP High Yield Corporate Bond--Initial Class
MainStay VP Indexed Equity--Initial Class
MainStay VP International Equity--Initial Class
MainStay VP Mid Cap Core--Initial Class
MainStay VP Mid Cap Growth--Initial Class
MainStay VP Small Cap Growth--Initial Class
MainStay VP Total Return--Initial Class
MainStay VP Value--Initial Class
MainStay VP American Century Income &
  Growth--Initial Class
MainStay VP Dreyfus Large Company Value--Initial Class
MainStay VP Eagle Asset Management Growth
  Equity--Initial Class
MainStay VP Lord Abbett Developing Growth--
  Initial Class
Alger American Small Capitalization--Class O Shares
AmSouth Enhanced Market Fund
AmSouth International Equity Fund
AmSouth Large Cap Fund
AmSouth Mid Cap Fund
Calvert Social Balanced
Dreyfus IP Technology Growth--Initial Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
MFS(R) Investors Trust Series--Initial Class

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth--Class I
T. Rowe Price Equity Income Portfolio
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Equity--Class I
MainStay VP Bond--Service Class
MainStay VP Capital Appreciation--Service Class
MainStay VP Convertible--Service Class
MainStay VP Equity Income--Service Class
MainStay VP Government--Service Class
MainStay VP Growth Equity--Service Class
MainStay VP High Yield Corporate Bond--Service Class
MainStay VP Indexed Equity--Service Class
MainStay VP International Equity--Service Class
MainStay VP Mid Cap Core--Service Class
MainStay VP Mid Cap Growth--Service Class
MainStay VP Small Cap Growth--Service Class
MainStay VP Total Return--Service Class
MainStay VP Value--Service Class
MainStay VP American Century Income & Growth--
  Service Class
MainStay VP Dreyfus Large Company Value--
  Service Class
MainStay Eagle Asset Management Growth
  Equity--Service Class
MainStay VP Lord Abbett Developing Growth--
  Service Class
Alger American Small Capitalization--Class S Shares
Dreyfus IP Technology Growth--Service Shares
Fidelity(R) VIP Contrafund(R)--Service Class 2
Fidelity(R) VIP Equity-Income--Service Class 2
Fidelity(R) VIP Mid Cap--Service Class 2
Janus Aspen Series Balanced--Service Shares
Janus Aspen Series Worldwide Growth--Service Shares
MFS(R) Investors Trust Series--Service Class
MFS(R) Research Series--Service Class
MFS(R) Utilities Series--Service Class
Neuberger Berman AMT Mid-Cap Growth--Class S
T. Rowe Price Equity Income Portfolio--II
Van Kampen UIF Emerging Markets Equity--Class II

  Not all investment divisions are available under all policies.

  For all policies within Series I, III, IV, V and VI, initial premium payments are allocated to the Investment Divisions, Fixed Account(s) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For Series IV policies, there are two Fixed Accounts available, a one year and a three year Fixed Account. For Series I, III, IV, V and VI, subsequent premium payments are allocated to the Investment Divisions, one year Fixed Account, three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the Business Day they are received. For Series II policies, subsequent premium payments are not permitted. In those states where NYLIAC offers a single premium version of the Series III policies, only one premium payment is allowed. In those states where NYLIAC offers a modified version of the Series IV and V policies, subsequent premium payments are allowed only during the first policy year. In addition, for Series I, II, III, V and VI policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC subject to certain restrictions. For Series IV policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one year Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2003, the investments of the Separate Account are as follows:


                                                                                  MAINSTAY VP
                                                            MAINSTAY VP             CAPITAL             MAINSTAY VP
                                                              BOND--             APPRECIATION--            CASH
                                                           INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                                                           --------------------------------------------------------
Number of shares.........................................       20,993                 20,055              240,252
Identified cost..........................................     $284,161               $609,782           $  240,260


                                                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                               MID CAP               MID CAP              SMALL CAP
                                                               CORE--               GROWTH--              GROWTH--
                                                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                                                            ---------------------------------------------------------
Number of shares..........................................        3,658                 6,412                  6,672
Identified cost...........................................     $ 33,451              $ 52,232             $   54,981

  Investment activity for the year ended December 31, 2003, was as follows:


                                                                                  MAINSTAY VP
                                                            MAINSTAY VP             CAPITAL             MAINSTAY VP
                                                              BOND--             APPRECIATION--            CASH
                                                           INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                                                           --------------------------------------------------------
Purchases................................................     $ 80,212               $ 21,876           $  797,222
Proceeds from sales......................................       61,395                 43,995              922,366


                                                            MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                              MID CAP               MID CAP              SMALL CAP
                                                              CORE--               GROWTH--              GROWTH--
                                                           INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                                                           ---------------------------------------------------------
Purchases................................................     $ 14,641              $ 33,386             $   30,823
Proceeds from sales......................................        3,450                 2,349                  5,190

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
         20,851            10,236            23,372            17,127             83,093            28,108             4,074
       $228,463          $ 95,121          $257,543          $405,439           $754,935          $717,959          $ 41,642

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
         16,646            16,873             5,232             4,890            10,402             3,860              4,233
       $312,942          $256,545          $ 56,310          $ 48,380          $161,543          $ 34,556           $ 65,284


                        MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
      MAINSTAY VP         EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL
     CONVERTIBLE--       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
       $ 46,299          $ 27,944          $ 98,962          $ 18,150           $255,627          $ 60,617          $183,318
         13,119             5,101           131,426            32,210             84,299            54,710           173,526

                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
      MAINSTAY VP                           CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN
         TOTAL          MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL
       RETURN--           VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ----------------------------------------------------------------------------------------------------------------------------
       $ 21,914          $ 23,787          $  9,074          $ 10,165          $ 13,318          $ 10,653           $ 34,841
         25,056            19,363            14,067            12,608            13,729             5,646             33,415

--------------------------------------------------------------------------------


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                             MARKET FUND       EQUITY FUND       LARGE CAP FUND       MID CAP FUND       BALANCED
                            ----------------------------------------------------------------------------------------
Number of shares..........          306               41                 462                 189           22,290
Identified cost...........     $  2,391         $    317            $  3,777            $  1,326         $ 42,135

                                                                                                        VAN KAMPEN
                                                NEUBERGER                                                   UIF
                                MFS(R)         BERMAN AMT                               VAN ECK          EMERGING
                              UTILITIES          MID-CAP         T. ROWE PRICE         WORLDWIDE          MARKETS
                               SERIES--         GROWTH--             EQUITY               HARD           EQUITY--
                            INITIAL CLASS        CLASS I        INCOME PORTFOLIO         ASSETS           CLASS I
                            ----------------------------------------------------------------------------------------
Number of shares..........          135              544               8,576               1,218            4,492
Identified cost...........     $  1,760         $  7,499            $157,810            $ 14,077         $ 40,089


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                             MARKET FUND       EQUITY FUND       LARGE CAP FUND       MID CAP FUND       BALANCED
                            ----------------------------------------------------------------------------------------
Purchases.................     $    674         $    175            $  1,003            $    411         $  9,602
Proceeds from sales.......          165               20                 235                  73            2,919

                                                                                                        VAN KAMPEN
                                                NEUBERGER                                                   UIF
                                MFS(R)         BERMAN AMT                               VAN ECK          EMERGING
                              UTILITIES          MID-CAP         T. ROWE PRICE         WORLDWIDE          MARKETS
                               SERIES--         GROWTH--             EQUITY               HARD           EQUITY--
                            INITIAL CLASS        CLASS I        INCOME PORTFOLIO         ASSETS           CLASS I
                            ----------------------------------------------------------------------------------------
Purchases.................     $  1,403         $  4,945            $ 35,550            $  8,049         $409,273
Proceeds from sales.......          437              836              10,454               3,521          410,915

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                              JANUS ASPEN
                                                            JANUS ASPEN         SERIES            MFS(R)
      DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES           WORLDWIDE         INVESTORS          MFS(R)
      TECHNOLOGY            VIP               VIP           BALANCED--         GROWTH--            TRUST           RESEARCH
       GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
          3,565            15,065             9,764            28,171            11,412             1,967             3,076
       $ 27,034          $351,283          $220,148          $696,376          $462,649          $ 35,507          $ 54,420

                                                                              JANUS ASPEN
                                                            JANUS ASPEN         SERIES            MFS(R)
      DREYFUS IP        FIDELITY(R)       FIDELITY(R)         SERIES           WORLDWIDE         INVESTORS          MFS(R)
      TECHNOLOGY            VIP               VIP           BALANCED--         GROWTH--            TRUST           RESEARCH
       GROWTH--       CONTRAFUND(R)--   EQUITY-INCOME--    INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
       $ 27,593          $ 31,740          $ 26,448          $ 53,784          $ 98,037          $  3,126          $  3,444
         10,352            20,980            16,541            77,320           128,112             3,937             4,988

--------------------------------------------------------------------------------


                                                                                 MAINSTAY VP
                                                           MAINSTAY VP             CAPITAL              MAINSTAY VP
                                                             BOND--             APPRECIATION--         CONVERTIBLE--
                                                          SERVICE CLASS         SERVICE CLASS          SERVICE CLASS
                                                          -----------------------------------------------------------
Number of shares........................................       1,414                     722                 2,098
Identified cost.........................................    $ 19,909                $ 14,022              $ 21,742


                                                           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                             MID CAP              SMALL CAP               TOTAL
                                                            GROWTH--              GROWTH--               RETURN--
                                                          SERVICE CLASS         SERVICE CLASS         SERVICE CLASS
                                                          ----------------------------------------------------------
Number of shares........................................       1,669                 1,373                    736
Identified cost.........................................    $ 14,726              $ 12,730               $ 11,400


                                                                                 MAINSTAY VP
                                                           MAINSTAY VP             CAPITAL              MAINSTAY VP
                                                             BOND--             APPRECIATION--         CONVERTIBLE--
                                                          SERVICE CLASS         SERVICE CLASS          SERVICE CLASS
                                                          -----------------------------------------------------------
Purchases...............................................    $ 20,384               $ 14,113               $ 22,078
Proceeds from sales.....................................         466                     94                    346


                                                           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                                             MID CAP              SMALL CAP               TOTAL
                                                            GROWTH--              GROWTH--               RETURN--
                                                          SERVICE CLASS         SERVICE CLASS         SERVICE CLASS
                                                          ----------------------------------------------------------
Purchases...............................................    $ 15,143               $ 13,697              $ 11,636
Proceeds from sales.....................................         434                  1,068                   245

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


      MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
        EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL      MAINSTAY VP
       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--       MID CAP CORE--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------------------
          1,565             1,226               524              8,155             1,707               710               768
       $ 15,255          $ 13,604          $  9,165           $ 77,060          $ 35,871          $  7,873          $  7,792

                        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                         AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
                          CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN         DREYFUS IP
      MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL           TECHNOLOGY
        VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--      GROWTH--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------------
            974               383               563               627               496                252               955
       $ 13,477          $  3,695          $  5,316          $  6,733          $  4,087           $  4,103          $  7,750


      MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
        EQUITY          MAINSTAY VP         GROWTH           HIGH YIELD          INDEXED        INTERNATIONAL      MAINSTAY VP
       INCOME--        GOVERNMENT--        EQUITY--       CORPORATE BOND--      EQUITY--          EQUITY--       MID CAP CORE--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS      SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------------------
       $ 15,316          $ 14,288          $  9,303           $ 78,511          $ 36,056          $  7,911          $  7,842
             64               661               147              1,526               193                38                54

                        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                         AMERICAN           DREYFUS         EAGLE ASSET          LORD              ALGER
                          CENTURY            LARGE          MANAGEMENT          ABBETT            AMERICAN         DREYFUS IP
      MAINSTAY VP         INCOME            COMPANY           GROWTH          DEVELOPING           SMALL           TECHNOLOGY
        VALUE--         & GROWTH--          VALUE--          EQUITY--          GROWTH--       CAPITALIZATION--      GROWTH--
     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     CLASS S SHARES    SERVICE SHARES
    ----------------------------------------------------------------------------------------------------------------------------
       $ 13,553          $  3,791          $  5,364          $  6,901          $  4,172           $  4,126          $  8,045
             82                98                49               176                95                 26               326

--------------------------------------------------------------------------------

                                                     FIDELITY(R)                                              JANUS ASPEN
                                  FIDELITY(R)            VIP            FIDELITY(R)        JANUS ASPEN          SERIES
                                      VIP              EQUITY-            VIP MID            SERIES            WORLDWIDE
                                CONTRAFUND(R)--       INCOME--         CAP-- SERVICE       BALANCED--          GROWTH--
                                SERVICE CLASS 2    SERVICE CLASS 2        CLASS 2        SERVICE SHARES     SERVICE SHARES
                                -------------------------------------------------------------------------------------------
Number of shares..............          840                753                212              1,037                280
Identified cost...............     $ 17,933           $ 15,793           $  4,776           $ 23,789           $  6,638


                                                     FIDELITY(R)                                              JANUS ASPEN
                                  FIDELITY(R)            VIP            FIDELITY(R)        JANUS ASPEN          SERIES
                                      VIP              EQUITY-            VIP MID            SERIES            WORLDWIDE
                                CONTRAFUND(R)--       INCOME--         CAP-- SERVICE       BALANCED--          GROWTH--
                                SERVICE CLASS 2    SERVICE CLASS 2        CLASS 2        SERVICE SHARES     SERVICE SHARES
                                -------------------------------------------------------------------------------------------
Purchases.....................     $ 18,048           $ 15,961           $  4,872           $ 24,231           $  6,760
Proceeds from sales...........          123                178                102                447                127

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                           VAN KAMPEN
        MFS(R)                                           NEUBERGER                            UIF
      INVESTORS          MFS(R)           MFS(R)         BERMAN AMT     T. ROWE PRICE       EMERGING
        TRUST           RESEARCH        UTILITIES         MID-CAP           EQUITY          MARKETS
       SERIES--         SERIES--         SERIES--         GROWTH--          INCOME          EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       CLASS S       PORTFOLIO--II       CLASS II
    ---------------------------------------------------------------------------------------------------
             69              134               10               34              886              318
       $  1,053         $  1,660         $    147         $    492         $ 16,551         $  2,642

                                                                                           VAN KAMPEN
        MFS(R)                                           NEUBERGER                            UIF
      INVESTORS          MFS(R)           MFS(R)         BERMAN AMT     T. ROWE PRICE       EMERGING
        TRUST           RESEARCH        UTILITIES         MID-CAP           EQUITY          MARKETS
       SERIES--         SERIES--         SERIES--         GROWTH--          INCOME          EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       CLASS S       PORTFOLIO--II       CLASS II
    ---------------------------------------------------------------------------------------------------
       $  1,111         $  1,685         $    147         $    496         $ 16,707         $  3,390
             62               26               --                3              144              778

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV, V, and VI policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III and LifeStages(R) Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III and MainStay Premium Plus II Variable Annuity and AmSouth Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge.

  For the LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

  For LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

  All surrender charges are recorded with policyowners' surrenders in the accompanying statement of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III, V and VI policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies, this charge is $40 per policy (may be lower in some states). For Series III, IV, and VI policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II, III, IV, V and VI policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV, V and VI policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45%, 1.85% and 1.75%, respectively of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2003 and 2002 were as follows:


                                                                                                       MAINSTAY VP
                                                                   MAINSTAY VP                           CAPITAL
                                                                     BOND--                          APPRECIATION--
                                                                  INITIAL CLASS                       INITIAL CLASS
                                                            -------------------------           -------------------------
                                                             2003             2002(a)            2003             2002(a)
                                                            -------------------------------------------------------------
SERIES I POLICIES
Units Issued............................................        728            4,226                578               992
Units Redeemed..........................................     (2,394)          (1,283)            (2,779)           (4,650)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................     (1,666)           2,943             (2,201)           (3,658)
                                                            =======           =======           =======           =======
SERIES II POLICIES
Units Issued............................................         30              151                  1                28
Units Redeemed..........................................        (79)             (77)               (15)              (40)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................        (49)              74                (14)              (12)
                                                            =======           =======           =======           =======
SERIES III POLICIES
Units Issued............................................      2,704            2,928              1,861             1,738
Units Redeemed..........................................     (1,053)             (96)              (211)             (441)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................      1,651            2,832              1,650             1,297
                                                            =======           =======           =======           =======
SERIES IV POLICIES
Units Issued............................................      1,268              576                577               397
Units Redeemed..........................................       (287)              (5)               (30)               (1)
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................        981              571                547               396
                                                            =======           =======           =======           =======
SERIES V POLICIES
Units Issued............................................         28               13                  4                 1
Units Redeemed..........................................         (8)              --                 --                --
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................         20               13                  4                 1
                                                            =======           =======           =======           =======
SERIES VI POLICIES
Units Issued............................................         --               --                 --                --
Units Redeemed..........................................         --               --                 --                --
                                                            -------           -------           -------           -------
  Net Increase (Decrease)...............................         --               --                 --                --
                                                            =======           =======           =======           =======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
       MAINSTAY VP        CONVERTIBLE--      EQUITY INCOME--      GOVERNMENT--
     CASH MANAGEMENT      INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
    -----------------   -----------------   -----------------   -----------------
    2003(b)   2002(a)    2003     2002(a)    2003     2002(a)    2003     2002(a)
    -----------------------------------------------------------------------------
    16,976    57,342      1,318    1,258      1,161    3,820        801     8,021
    (94,625)  (54,568)     (707)  (1,176)      (338)    (223)    (4,878)   (1,054)
    -------   -------   -------   -------   -------   -------   -------   -------
    (77,649)   2,774        611       82        823    3,597     (4,077)    6,967
    =======   =======   =======   =======   =======   =======   =======   =======
     8,111    21,890         10       73          8       68         61       195
    (30,445)  (11,353)      (51)     (63)       (10)     (12)      (186)      (36)
    -------   -------   -------   -------   -------   -------   -------   -------
    (22,334)  10,537        (41)      10         (2)      56       (125)      159
    =======   =======   =======   =======   =======   =======   =======   =======
    38,546    41,442      2,022    1,790      1,215    1,695      3,379     3,157
    (55,519)  (6,015)      (171)    (207)      (118)     (30)    (2,204)     (113)
    -------   -------   -------   -------   -------   -------   -------   -------
    (16,973)  35,427      1,851    1,583      1,097    1,665      1,175     3,044
    =======   =======   =======   =======   =======   =======   =======   =======
    23,094     7,273        715      398        726      437      1,547       869
    (11,450)  (2,324)       (28)      (2)       (34)     (15)      (771)       (4)
    -------   -------   -------   -------   -------   -------   -------   -------
    11,644     4,949        687      396        692      422        776       865
    =======   =======   =======   =======   =======   =======   =======   =======
     2,390       200         14        1         15       14         47        16
      (469)      (30)        --       --         --       --        (15)       --
    -------   -------   -------   -------   -------   -------   -------   -------
     1,921       170         14        1         15       14         32        16
    =======   =======   =======   =======   =======   =======   =======   =======
     7,586        --         --       --         --       --         --        --
    (4,699)       --         --       --         --       --         --        --
    -------   -------   -------   -------   -------   -------   -------   -------
     2,887        --         --       --         --       --         --        --
    =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------



                                                                                                       MAINSTAY VP
                                                                    MAINSTAY VP                         HIGH YIELD
                                                                  GROWTH EQUITY--                    CORPORATE BOND--
                                                                   INITIAL CLASS                      INITIAL CLASS
                                                              ------------------------           ------------------------
                                                               2003            2002(a)            2003            2002(a)
                                                              -----------------------------------------------------------
SERIES I POLICIES
Units Issued..............................................       286            1,076             5,528            2,095
Units Redeemed............................................    (1,556)          (2,564)           (2,766)          (2,845)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................    (1,270)          (1,488)            2,762             (750)
                                                              ======           ======            ======           ======
SERIES II POLICIES
Units Issued..............................................         5               35               242              157
Units Redeemed............................................       (72)             (46)             (122)             (51)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       (67)             (11)              120              106
                                                              ======           ======            ======           ======
SERIES III POLICIES
Units Issued..............................................     1,067            1,944             5,210            3,178
Units Redeemed............................................      (321)            (320)             (411)            (233)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       746            1,624             4,799            2,945
                                                              ======           ======            ======           ======
SERIES IV POLICIES
Units Issued..............................................       535              369             2,072              785
Units Redeemed............................................       (32)              (2)              (89)              (9)
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................       503              367             1,983              776
                                                              ======           ======            ======           ======
SERIES V POLICIES
Units Issued..............................................        20                2               110                6
Units Redeemed............................................        --               --                (4)              --
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................        20                2               106                6
                                                              ======           ======            ======           ======
SERIES VI POLICIES
Units Issued..............................................        --               --                --               --
Units Redeemed............................................        --               --                --               --
                                                              ------           ------            ------           ------
  Net Increase (Decrease).................................        --               --                --               --
                                                              ======           ======            ======           ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                  MAINSTAY VP        MAINSTAY VP
      MAINSTAY VP           MAINSTAY VP             MID CAP            MID CAP
    INDEXED EQUITY--   INTERNATIONAL EQUITY--        CORE--            GROWTH--
     INITIAL CLASS         INITIAL CLASS         INITIAL CLASS      INITIAL CLASS
    ----------------   ----------------------   ----------------   ----------------
     2003    2002(a)     2003       2002(a)      2003    2002(a)    2003    2002(a)
    -------------------------------------------------------------------------------
       707    1,462        495          512        585    1,212     2,332      965
    (2,167)  (4,453)      (199)        (116)      (212)     (74)     (102)     (52)
    ------   ------     ------       ------     ------   ------    ------   ------
    (1,460)  (2,991)       296          396        373    1,138     2,230      913
    ======   ======     ======       ======     ======   ======    ======   ======
        24       59        131           27          8        9         6       13
       (47)     (33)      (120)         (25)        (1)      (1)       (6)      (1)
    ------   ------     ------       ------     ------   ------    ------   ------
       (23)      26         11            2          7        8        --       12
    ======   ======     ======       ======     ======   ======    ======   ======
     3,350    4,448        712          360        641      405     1,364      586
      (303)    (362)       (83)         (13)       (21)     (10)      (69)     (19)
    ------   ------     ------       ------     ------   ------    ------   ------
     3,047    4,086        629          347        620      395     1,295      567
    ======   ======     ======       ======     ======   ======    ======   ======
     1,231      665        219           81        253      162       409      200
       (52)      (5)        (8)          (1)       (12)     (10)      (16)      (1)
    ------   ------     ------       ------     ------   ------    ------   ------
     1,179      660        211           80        241      152       393      199
    ======   ======     ======       ======     ======   ======    ======   ======
        13        8          4            1          3        1         5        2
        --       --         --           --         --       --        --       --
    ------   ------     ------       ------     ------   ------    ------   ------
        13        8          4            1          3        1         5        2
    ======   ======     ======       ======     ======   ======    ======   ======
        --       --         --           --         --       --        --       --
        --       --         --           --         --       --        --       --
    ------   ------     ------       ------     ------   ------    ------   ------
        --       --         --           --         --       --        --       --
    ======   ======     ======       ======     ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                       MAINSTAY VP
                                                        SMALL CAP         MAINSTAY VP
                                                         GROWTH--        TOTAL RETURN--
                                                      INITIAL CLASS      INITIAL CLASS
                                                     ----------------   ----------------
                                                      2003    2002(a)    2003    2002(a)
                                                     -----------------------------------
SERIES I POLICIES
Units Issued.......................................   1,825    1,455       268      585
Units Redeemed.....................................    (248)    (141)   (1,327)  (2,711)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................   1,577    1,314    (1,059)  (2,126)
                                                     ======   ======    ======   ======
SERIES II POLICIES
Units Issued.......................................       7       11         4       18
Units Redeemed.....................................      (2)      (1)      (40)     (42)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................       5       10       (36)     (24)
                                                     ======   ======    ======   ======
SERIES III POLICIES
Units Issued.......................................   1,184      753     1,241    1,130
Units Redeemed.....................................     (87)     (54)     (135)     (85)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................   1,097      699     1,106    1,045
                                                     ======   ======    ======   ======
SERIES IV POLICIES
Units Issued.......................................     504      245       435      237
Units Redeemed.....................................     (21)      (2)      (24)      (1)
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................     483      243       411      236
                                                     ======   ======    ======   ======
SERIES V POLICIES
Units Issued.......................................       9        2        26        1
Units Redeemed.....................................      --       --        (1)      --
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................       9        2        25        1
                                                     ======   ======    ======   ======
SERIES VI POLICIES
Units Issued.......................................      --       --        --       --
Units Redeemed.....................................      --       --        --       --
                                                     ------   ------    ------   ------
  Net Increase (Decrease)..........................      --       --        --       --
                                                     ======   ======    ======   ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                 MAINSTAY VP
                          MAINSTAY VP         MAINSTAY VP        EAGLE ASSET
      MAINSTAY VP       AMERICAN CENTURY     DREYFUS LARGE        MANAGEMENT
        VALUE--        INCOME & GROWTH--    COMPANY VALUE--    GROWTH EQUITY--
     INITIAL CLASS       INITIAL CLASS       INITIAL CLASS      INITIAL CLASS
    ----------------   ------------------   ----------------   ----------------
     2003    2002(a)    2003     2002(a)     2003    2002(a)    2003    2002(a)
    ---------------------------------------------------------------------------
       451    1,536       221        473       301      493       176      707
    (1,053)  (1,312)   (1,308)      (605)   (1,208)    (390)     (733)  (1,869)
    ------   ------    ------     ------    ------   ------    ------   ------
      (602)     224    (1,087)      (132)     (907)     103      (557)  (1,162)
    ======   ======    ======     ======    ======   ======    ======   ======
        10       45        10         30         3        9        13       26
       (15)     (12)       (5)        (7)       (4)      (2)       (9)      (8)
    ------   ------    ------     ------    ------   ------    ------   ------
        (5)      33         5         23        (1)       7         4       18
    ======   ======    ======     ======    ======   ======    ======   ======
     1,046    1,899       488        348       540      448       989      794
      (141)    (222)      (68)       (11)      (53)    (120)     (142)    (237)
    ------   ------    ------     ------    ------   ------    ------   ------
       905    1,677       420        337       487      328       847      557
    ======   ======    ======     ======    ======   ======    ======   ======
       685      509       132         65       194      102       235      142
       (43)      (4)       (2)        --       (14)      (1)      (14)      (1)
    ------   ------    ------     ------    ------   ------    ------   ------
       642      505       130         65       180      101       221      141
    ======   ======    ======     ======    ======   ======    ======   ======
        16        6        --         --         3       --         4       --
        --       --        --         --        --       --        --       --
    ------   ------    ------     ------    ------   ------    ------   ------
        16        6        --         --         3       --         4       --
    ======   ======    ======     ======    ======   ======    ======   ======
        --       --        --         --        --       --        --       --
        --       --        --         --        --       --        --       --
    ------   ------    ------     ------    ------   ------    ------   ------
        --       --        --         --        --       --        --       --
    ======   ======    ======     ======    ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                         LORD ABBETT           ALGER AMERICAN
                                                     DEVELOPING GROWTH--   SMALL CAPITALIZATION--
                                                        INITIAL CLASS          CLASS O SHARES
                                                     -------------------   -----------------------
                                                       2003     2002(a)       2003       2002(a)
                                                     ---------------------------------------------
SERIES I POLICIES
Units Issued.......................................     581        167         338            501
Units Redeemed.....................................    (380)      (233)       (536)        (1,173)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................     201        (66)       (198)          (672)
                                                      =====      =====       =====         ======
SERIES II POLICIES
Units Issued.......................................      12         15           6             16
Units Redeemed.....................................      (3)        (2)        (34)            (6)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................       9         13         (28)            10
                                                      =====      =====       =====         ======
SERIES III POLICIES
Units Issued.......................................     455        170         778            487
Units Redeemed.....................................     (18)        (5)       (212)          (124)
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................     437        165         566            363
                                                      =====      =====       =====         ======
SERIES IV POLICIES
Units Issued.......................................      92         42         135             46
Units Redeemed.....................................      (2)        --          (6)            --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................      90         42         129             46
                                                      =====      =====       =====         ======
SERIES V POLICIES
Units Issued.......................................       1         --           4             --
Units Redeemed.....................................      --         --          --             --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................       1         --           4             --
                                                      =====      =====       =====         ======
SERIES VI POLICIES
Units Issued.......................................      --         --          --             --
Units Redeemed.....................................      --         --          --             --
                                                      -----      -----       -----         ------
  Net Increase (Decrease)..........................      --         --          --             --
                                                      =====      =====       =====         ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        AMSOUTH           AMSOUTH
       ENHANCED        INTERNATIONAL        AMSOUTH           AMSOUTH
      MARKET FUND       EQUITY FUND     LARGE CAP FUND     MID CAP FUND
    ---------------   ---------------   ---------------   ---------------
    2003(b)   2002    2003(b)   2002    2003(b)   2002    2003(b)   2002
    ---------------------------------------------------------------------
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        68     151        16      20       125     219        51       84
       (14)    (39)       (1)    (13)      (32)    (50)       (8)      (8)
     -----    -----    -----    -----    -----    -----    -----    -----
        54     112        15       7        93     169        43       76
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        --      --        --      --        --      --        --       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        --      --        --      --        --      --        --       --
     =====    =====    =====    =====    =====    =====    =====    =====
        12      --         3      --        12      --         7       --
        --      --        --      --        --      --        --       --
     -----    -----    -----    -----    -----    -----    -----    -----
        12      --         3      --        12      --         7       --
     =====    =====    =====    =====    =====    =====    =====    =====

--------------------------------------------------------------------------------



                                                          CALVERT             DREYFUS IP
                                                          SOCIAL         TECHNOLOGY GROWTH--
                                                         BALANCED           INITIAL SHARES
                                                     -----------------   --------------------
                                                     2003(b)   2002(a)     2003      2002(a)
                                                     ----------------------------------------
SERIES I POLICIES
Units Issued.......................................     155       211      1,387        545
Units Redeemed.....................................    (127)     (252)      (175)       (55)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      28       (41)     1,212        490
                                                     ======    ======     ======     ======
SERIES II POLICIES
Units Issued.......................................       2         5          4         21
Units Redeemed.....................................      (3)       (1)        (9)        (1)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      (1)        4         (5)        20
                                                     ======    ======     ======     ======
SERIES III POLICIES
Units Issued.......................................     502       323        963        299
Units Redeemed.....................................     (31)      (34)      (106)       (13)
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................     471       289        857        286
                                                     ======    ======     ======     ======
SERIES IV POLICIES
Units Issued.......................................     175        38        162         51
Units Redeemed.....................................      (3)       --         (6)        --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................     172        38        156         51
                                                     ======    ======     ======     ======
SERIES V POLICIES
Units Issued.......................................       5         1          2         --
Units Redeemed.....................................      --        --         --         --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................       5         1          2         --
                                                     ======    ======     ======     ======
SERIES VI POLICIES
Units Issued.......................................      43        --         --         --
Units Redeemed.....................................      --        --         --         --
                                                     ------    ------     ------     ------
  Net Increase (Decrease)..........................      43        --         --         --
                                                     ======    ======     ======     ======

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               JANUS ASPEN
                                            JANUS ASPEN           SERIES
      FIDELITY(R)        FIDELITY(R)           SERIES           WORLDWIDE
          VIP                VIP             BALANCED--          GROWTH--
    CONTRAFUND(R)--    EQUITY-INCOME--     INSTITUTIONAL      INSTITUTIONAL
     INITIAL CLASS      INITIAL CLASS          SHARES             SHARES
    ----------------   ----------------   ----------------   ----------------
     2003    2002(a)    2003    2002(a)    2003    2002(a)    2003    2002(a)
    -------------------------------------------------------------------------
       678    1,134       645    1,360       662    2,705       419    1,088
    (1,200)  (1,936)   (1,014)  (1,313)   (3,784)  (4,195)   (3,175)  (3,792)
    ------   ------    ------   ------    ------   ------    ------   ------
      (522)    (802)     (369)      47    (3,122)  (1,490)   (2,756)  (2,704)
    ======   ======    ======   ======    ======   ======    ======   ======
        14       32        14       33        18       80         5       49
        (6)      (7)       (7)      (9)      (37)     (61)      (23)      (9)
    ------   ------    ------   ------    ------   ------    ------   ------
         8       25         7       24       (19)      19       (18)      40
    ======   ======    ======   ======    ======   ======    ======   ======
     2,104    1,653     1,194    1,632     2,516    4,145     1,043    1,390
      (247)    (123)     (198)    (317)     (633)    (445)     (370)    (314)
    ------   ------    ------   ------    ------   ------    ------   ------
     1,857    1,530       996    1,315     1,883    3,700       673    1,076
    ======   ======    ======   ======    ======   ======    ======   ======
       682      428       526      274     1,225      891       414      268
       (37)      (3)      (23)      (4)      (77)      (7)      (22)      (1)
    ------   ------    ------   ------    ------   ------    ------   ------
       645      425       503      270     1,148      884       392      267
    ======   ======    ======   ======    ======   ======    ======   ======
        27        5        27        9        47        9         7       --
        (1)      --        (1)      --        (8)      --        --       --
    ------   ------    ------   ------    ------   ------    ------   ------
        26        5        26        9        39        9         7       --
    ======   ======    ======   ======    ======   ======    ======   ======
        --       --        --       --        --       --        --       --
        --       --        --       --        --       --        --       --
    ------   ------    ------   ------    ------   ------    ------   ------
        --       --        --       --        --       --        --       --
    ======   ======    ======   ======    ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                         MFS(R)            MFS(R)
                                                     INVESTORS TRUST      RESEARCH       MFS(R) UTILITIES
                                                        SERIES--          SERIES--           SERIES--
                                                      INITIAL CLASS     INITIAL CLASS      INITIAL CLASS
                                                     ---------------   ---------------   -----------------
                                                     2003    2002(a)   2003    2002(a)    2003    2002(a)
                                                     -----------------------------------------------------
SERIES I POLICIES
Units Issued.......................................    90       482     101       241       57        38
Units Redeemed.....................................  (343)     (647)   (429)     (991)      (5)       (8)
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................  (253)     (165)   (328)     (750)      52        30
                                                     =====    =====    =====    =====    =====     =====
SERIES II POLICIES
Units Issued.......................................     5        17       1         5        2         1
Units Redeemed.....................................    (1)       (5)     (5)       (7)      (1)       --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................     4        12      (4)       (2)       1         1
                                                     =====    =====    =====    =====    =====     =====
SERIES III POLICIES
Units Issued.......................................   145       307     206       328       82        67
Units Redeemed.....................................   (63)     (131)    (77)     (229)     (10)      (36)
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    82       176     129        99       72        31
                                                     =====    =====    =====    =====    =====     =====
SERIES IV POLICIES
Units Issued.......................................    71        57      64        45        4         4
Units Redeemed.....................................    (2)       --      (2)       --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    69        57      62        45        4         4
                                                     =====    =====    =====    =====    =====     =====
SERIES V POLICIES
Units Issued.......................................     6        --       1        --        1        --
Units Redeemed.....................................    --        --      --        --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................     6        --       1        --        1        --
                                                     =====    =====    =====    =====    =====     =====
SERIES VI POLICIES
Units Issued.......................................    --        --      --        --       --        --
Units Redeemed.....................................    --        --      --        --       --        --
                                                     -----    -----    -----    -----    -----     -----
  Net Increase (Decrease)..........................    --        --      --        --       --        --
                                                     =====    =====    =====    =====    =====     =====

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(b) For Series VI policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                 VAN KAMPEN
    NEUBERGER BERMAN                                                 UIF
       AMT MID-CAP       T. ROWE PRICE         VAN ECK            EMERGING
        GROWTH--         EQUITY INCOME        WORLDWIDE       MARKETS EQUITY--
         CLASS I           PORTFOLIO         HARD ASSETS           CLASS I
    -----------------   ---------------   -----------------   -----------------
     2003    2002(a)    2003    2002(a)   2003(b)   2002(a)    2003    2002(a)
    ---------------------------------------------------------------------------
      279       213     1,172    2,380       183       409      233        276
      (17)      (12)    (603)     (722)      (92)      (73)    (285)      (235)
    -----     -----     -----    -----     -----     -----    -----     ------
      262       201      569     1,658        91       336      (52)        41
    =====     =====     =====    =====     =====     =====    =====     ======
        6         4       33        49        11         4       74         11
       (2)       --      (13)      (20)       (2)       (1)      (3)    (1,009)
    -----     -----     -----    -----     -----     -----    -----     ------
        4         4       20        29         9         3       71       (998)
    =====     =====     =====    =====     =====     =====    =====     ======
      212       159     1,439    1,697       227       229      238        342
      (19)       (6)    (218)     (180)      (27)       (5)     (29)       (23)
    -----     -----     -----    -----     -----     -----    -----     ------
      193       153     1,221    1,517       200       224      209        319
    =====     =====     =====    =====     =====     =====    =====     ======
       36        16      690       422        84        50       55         59
       (1)       --      (26)       (2)       (2)      (11)      (3)        (1)
    -----     -----     -----    -----     -----     -----    -----     ------
       35        16      664       420        82        39       52         58
    =====     =====     =====    =====     =====     =====    =====     ======
        7        --       32        14         4        --        1         --
       --        --       (1)       --        --        --       --         --
    -----     -----     -----    -----     -----     -----    -----     ------
        7        --       31        14         4        --        1         --
    =====     =====     =====    =====     =====     =====    =====     ======
       --        --       --        --        26        --       --         --
       --        --       --        --        --        --       --         --
    -----     -----     -----    -----     -----     -----    -----     ------
       --        --       --        --        26        --       --         --
    =====     =====     =====    =====     =====     =====    =====     ======

--------------------------------------------------------------------------------



                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................        318                250                348
Units Redeemed........................................        (22)                (2)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        296                248                347
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        644                475                709
Units Redeemed........................................         (4)                (1)                (2)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        640                474                707
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        602                407                649
Units Redeemed........................................        (10)                (1)                (5)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        592                406                644
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................         43                  8                 49
Units Redeemed........................................         (2)                --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         41                  8                 49
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        339                198                317
Units Redeemed........................................         (1)                (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        338                197                316
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               MAINSTAY VP
                                                                HIGH YIELD
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         CORPORATE         MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--         BOND--        INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
          208                289                162                 929                609
           (1)               (17)                --                  (9)                (3)
          ---                ---                ---               -----              -----
          207                272                162                 920                606
          ===                ===                ===               =====              =====
           --                 --                 --                  --                 --
           --                 --                 --                  --                 --
          ---                ---                ---               -----              -----
           --                 --                 --                  --                 --
          ===                ===                ===               =====              =====
          559                433                274               2,521              1,219
          (10)               (11)                (1)                (26)                (4)
          ---                ---                ---               -----              -----
          549                422                273               2,495              1,215
          ===                ===                ===               =====              =====
          445                435                294               2,234              1,040
           (3)               (10)                (1)                (10)                (2)
          ---                ---                ---               -----              -----
          442                425                293               2,224              1,038
          ===                ===                ===               =====              =====
           11                 43                  4                 256                121
           --                 --                 (1)                 (1)                (1)
          ---                ---                ---               -----              -----
           11                 43                  3                 255                120
          ===                ===                ===               =====              =====
          219                186                130                 811                417
           (1)                (1)                --                  (2)                (3)
          ---                ---                ---               -----              -----
          218                185                130                 809                414
          ===                ===                ===               =====              =====

--------------------------------------------------------------------------------



                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................        114                126                198
Units Redeemed........................................         --                 (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        114                125                197
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        255                237                434
Units Redeemed........................................         (1)                --                 (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        254                237                433
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        247                229                433
Units Redeemed........................................         (1)                (1)                (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        246                228                432
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................          7                 16                 16
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................          7                 16                 16
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        121                113                245
Units Redeemed........................................         --                 --                 (1)
                                                              ---                ---                ---
  Net Increase (Decrease).............................        121                113                244
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
          194                172                224                  45                 73
           (2)                (1)                (1)                 --                 --
          ---                ---                ---                 ---                ---
          192                171                223                  45                 73
          ===                ===                ===                 ===                ===
           --                 --                 --                  --                 --
           --                 --                 --                  --                 --
          ---                ---                ---                 ---                ---
           --                 --                 --                  --                 --
          ===                ===                ===                 ===                ===
          385                401                442                 127                160
           (1)                (2)                (1)                 (1)                --
          ---                ---                ---                 ---                ---
          384                399                441                 126                160
          ===                ===                ===                 ===                ===
          356                300                393                 124                181
           (3)                (1)                (1)                 (1)                --
          ---                ---                ---                 ---                ---
          353                299                392                 123                181
          ===                ===                ===                 ===                ===
            8                 15                 14                   2                 12
           --                 --                 --                  --                 --
          ---                ---                ---                 ---                ---
            8                 15                 14                   2                 12
          ===                ===                ===                 ===                ===
          180                207                185                  53                 80
           --                 (2)                --                  --                 --
          ---                ---                ---                 ---                ---
          180                205                185                  53                 80
          ===                ===                ===                 ===                ===

--------------------------------------------------------------------------------


                                                          MainStay VP        MainStay VP
                                                          Eagle Asset        Lord Abbett       Alger American
                                                           Management         Developing           Small
                                                        Growth Equity--        Growth--       Capitalization--
                                                         Service Class      Service Class      Class S Shares
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES
Units Issued..........................................         74                 56                 55
Units Redeemed........................................         --                 (1)                --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         74                 55                 55
                                                              ===                ===                ===
SERIES II POLICIES
Units Issued..........................................         --                 --                 --
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................         --                 --                 --
                                                              ===                ===                ===
SERIES III POLICIES
Units Issued..........................................        248                127                130
Units Redeemed........................................         (1)                --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        247                127                130
                                                              ===                ===                ===
SERIES IV POLICIES
Units Issued..........................................        202                118                132
Units Redeemed........................................         (1)                (1)                --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        201                117                132
                                                              ===                ===                ===
SERIES V POLICIES
Units Issued..........................................          6                  6                  2
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................          6                  6                  2
                                                              ===                ===                ===
SERIES VI POLICIES
Units Issued..........................................        114                 61                 41
Units Redeemed........................................         --                 --                 --
                                                              ---                ---                ---
  Net Increase (Decrease).............................        114                 61                 41
                                                              ===                ===                ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

(c) For the period September 5, 2003 (Commencement of Operations) through December 31, 2003.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                             JANUS ASPEN
      DREYFUS IP                                                            JANUS ASPEN         SERIES
      TECHNOLOGY     FIDELITY(R) VIP   FIDELITY(R) VIP     FIDELITY(R)         SERIES         WORLDWIDE
       GROWTH--      CONTRAFUND(R)--   EQUITY-INCOME--    VIP MID CAP--      BALANCED--        GROWTH--
    SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE SHARES   SERVICE SHARES
    --------------   ---------------   ---------------   ---------------   --------------   --------------
         2003             2003              2003             2003(c)            2003             2003
    ------------------------------------------------------------------------------------------------------
         105               321               253               199              413              122
          (1)               (3)               (2)               --               (3)              (1)
         ---               ---               ---               ---              ---              ---
         104               318               251               199              410              121
         ===               ===               ===               ===              ===              ===
          --                --                --                --               --               --
          --                --                --                --               --               --
         ---               ---               ---               ---              ---              ---
          --                --                --                --               --               --
         ===               ===               ===               ===              ===              ===
         248               617               505               110              781              223
          (1)               (1)               (1)               (3)              (2)              --
         ---               ---               ---               ---              ---              ---
         247               616               504               107              779              223
         ===               ===               ===               ===              ===              ===
         230               469               424                95              726              196
          --                (2)               (3)               --               (4)              (1)
         ---               ---               ---               ---              ---              ---
         230               467               421                95              722              195
         ===               ===               ===               ===              ===              ===
           9                29                71                 4               42                2
          --                (1)               --                --               --               --
         ---               ---               ---               ---              ---              ---
           9                28                71                 4               42                2
         ===               ===               ===               ===              ===              ===
         112               219               261                44              388               88
          --                --                (1)               --               (1)              --
         ---               ---               ---               ---              ---              ---
         112               219               260                44              387               88
         ===               ===               ===               ===              ===              ===

--------------------------------------------------------------------------------



                                                          MFS(R) INVESTORS        MFS(R)               MFS(R)
                                                           TRUST SERIES--    RESEARCH SERIES--   UTILITIES SERIES--
                                                           SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                                                          ----------------   -----------------   ------------------
                                                                2003               2003                 2003
                                                          ---------------------------------------------------------
SERIES I POLICIES
Units Issued.............................................        12                  35                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        12                  35                  --
                                                                ===                 ===                 ===
SERIES II POLICIES
Units Issued.............................................        --                  --                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        --                  --                  --
                                                                ===                 ===                 ===
SERIES III POLICIES
Units Issued.............................................        32                  58                   7
Units Redeemed...........................................        (3)                 --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        29                  58                   7
                                                                ===                 ===                 ===
SERIES IV POLICIES
Units Issued.............................................        43                  43                   5
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net increase (decrease)................................        43                  43                   5
                                                                ===                 ===                 ===
SERIES V POLICIES
Units Issued.............................................         1                   1                   1
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................         1                   1                   1
                                                                ===                 ===                 ===
SERIES VI POLICIES
Units Issued.............................................        17                  25                  --
Units Redeemed...........................................        --                  --                  --
                                                                ---                 ---                 ---
  Net Increase (Decrease)................................        17                  25                  --
                                                                ===                 ===                 ===

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Activity for service class funds represent the period June 2, 2003 (Commencement of Operations) through December 31, 2003, unless otherwise indicated.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



    NEUBERGER BERMAN                       VAN KAMPEN UIF
      AMT MID-CAP       T. ROWE PRICE         EMERGING
        GROWTH--        EQUITY INCOME     MARKETS EQUITY--
        CLASS S         PORTFOLIO--II         CLASS II
    ----------------   ----------------   ----------------
          2003               2003               2003
    ------------------------------------------------------
            1                228                 31
           --                 (4)                --
          ---                ---                ---
            1                224                 31
          ===                ===                ===
           --                 --                 --
           --                 --                 --
          ---                ---                ---
           --                 --                 --
          ===                ===                ===
           10                519                108
           --                 (1)                --
          ---                ---                ---
           10                518                108
          ===                ===                ===
           24                481                 53
           --                 (3)                --
          ---                ---                ---
           24                478                 53
          ===                ===                ===
            7                 85                 --
           --                 (1)                --
          ---                ---                ---
            7                 84                 --
          ===                ===                ===
            5                292                 22
           --                 --                 --
          ---                ---                ---
            5                292                 22
          ===                ===                ===

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2003, 2002, 2001, 2000, and 1999:


                                                                           MAINSTAY VP
                                                                       BOND--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $196,827   $216,196   $158,984   $ 85,728   $ 82,561
Units Outstanding..................................      12,616     14,282     11,339      6,588      6,871
Variable Accumulation Unit Value...................    $  15.60   $  15.14   $  14.02   $  13.01   $  12.02
Total Return.......................................        3.1%       8.0%       7.8%       8.3%      (2.9%)
Investment Income Ratio............................        3.7%       5.1%       6.4%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,536   $  2,094   $  1,100   $    167   $     --
Units Outstanding..................................         121        170         96         16         --
Variable Accumulation Unit Value...................    $  12.68   $  12.32   $  11.43   $  10.62   $     --
Total Return.......................................        2.9%       7.8%       7.6%       6.2%         --
Investment Income Ratio............................        3.3%       5.5%       6.1%

SERIES III POLICIES (c)
Net Assets.........................................    $ 64,492   $ 42,745   $  7,920   $    188   $     --
Units Outstanding..................................       5,189      3,538        706         18         --
Variable Accumulation Unit Value...................    $  12.43   $  12.08   $  11.21   $  10.43   $     --
Total Return.......................................        2.9%       7.7%       7.5%       4.3%         --
Investment Income Ratio............................        4.2%       8.5%      13.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 17,219   $  6,150   $     --   $     --   $     --
Units Outstanding..................................       1,552        571         --         --         --
Variable Accumulation Unit Value...................    $  11.10   $  10.77   $     --   $     --   $     --
Total Return.......................................        3.0%       7.7%         --         --         --
Investment Income Ratio............................        4.8%      18.9%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    356   $    137   $     --   $     --   $     --
Units Outstanding..................................          33         13         --         --         --
Variable Accumulation Unit Value...................    $  10.80   $  10.52   $     --   $     --   $     --
Total Return.......................................        2.6%       5.2%         --         --         --
Investment Income Ratio............................        4.5%      23.5%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                              MAINSTAY VP                                            MAINSTAY VP
                  CAPITAL APPRECIATION--INITIAL CLASS                              CASH MANAGEMENT
          ----------------------------------------------------   ----------------------------------------------------
            2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
          -----------------------------------------------------------------------------------------------------------
          $377,779   $330,249   $553,783   $748,887   $657,329   $163,925   $263,444   $260,067   $164,643   $294,243
            23,240     25,441     29,099     29,793     23,024    130,435    208,084    205,310    133,091    248,786
          $  16.26   $  12.98   $  19.03   $  25.14   $  28.55   $   1.26   $   1.27   $   1.27   $   1.24   $   1.18
             25.2%     (31.8%)    (24.3%)    (12.0%)     23.7%      (0.7%)     (0.1%)      2.4%       4.6%       3.4%
              0.2%       0.1%       0.1%                             0.7%       1.3%       3.6%

          $    976   $    847   $  1,333   $  1,171   $     --   $  3,796   $ 27,216   $ 16,214   $  4,180   $     --
               160        174        186        123         --      3,657     25,991     15,454      4,074         --
          $   6.11   $   4.88   $   7.17   $   9.48   $     --   $   1.04   $   1.05   $   1.05   $   1.03   $     --
             25.0%     (31.9%)    (24.4%)     (5.2%)        --      (0.9%)     (0.2%)      2.3%       2.6%         --
              0.2%       0.1%       0.1%                             0.7%       1.4%       3.4%

          $ 25,919   $ 13,383   $ 11,161   $  1,817   $     --   $ 50,236   $ 68,335   $ 31,624   $  2,635   $     --
             4,651      3,001      1,704        210         --     48,830     65,803     30,376      2,586         --
          $   5.57   $   4.46   $   6.55   $   8.67   $     --   $   1.03   $   1.04   $   1.04   $   1.02   $     --
             25.0%     (31.9%)    (24.5%)    (13.3%)        --      (0.9%)     (0.3%)      2.1%       1.9%         --
              0.3%       0.1%       0.2%                             0.7%       1.3%       3.0%

          $  8,812   $  2,958   $     --   $     --   $     --   $ 16,441   $  4,942   $     --   $     --   $     --
               943        396         --         --         --     16,593      4,949         --         --         --
          $   9.34   $   7.46   $     --   $     --   $     --   $   0.99   $   1.00   $     --   $     --   $     --
             25.2%     (25.4%)        --         --         --      (0.8%)     (0.1%)        --         --         --
              0.3%       0.5%         --                             0.6%       1.1%         --

          $     60   $     14   $     --   $     --   $     --   $  2,061   $    170   $     --   $     --   $     --
                 5          1         --         --         --      2,091        170         --         --         --
          $  11.47   $   9.20   $     --   $     --   $     --   $   0.99   $   1.00   $     --   $     --   $     --
             24.7%      (8.0%)        --         --         --      (1.2%)     (0.3%)        --         --         --
              0.3%       1.1%         --                             0.6%       1.0%         --

          $     --   $     --   $     --   $     --   $     --   $  2,868   $     --   $     --   $     --   $     --
                --         --         --         --         --      2,887         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $   0.99   $     --   $     --   $     --   $     --
                --         --         --         --         --      (0.7%)        --         --         --         --
                --         --         --                             0.6%         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                    CONVERTIBLE--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $169,402   $132,023   $144,131   $125,337   $ 65,034
Units Outstanding..................................      10,078      9,467      9,385      7,873      3,826
Variable Accumulation Unit Value...................    $  16.81   $  13.95   $  15.36   $  15.92   $  17.00
Total Return.......................................       20.5%      (9.2%)     (3.5%)     (6.3%)     40.0%
Investment Income Ratio............................        2.4%       2.7%       3.8%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,599   $  1,651   $  1,733   $  1,356   $     --
Units Outstanding..................................         168        209        199        150         --
Variable Accumulation Unit Value...................    $   9.50   $   7.89   $   8.71   $   9.04   $     --
Total Return.......................................       20.4%      (9.3%)     (3.7%)     (9.6%)        --
Investment Income Ratio............................        2.0%       2.6%       3.9%

SERIES III POLICIES (c)
Net Assets.........................................    $ 41,469   $ 20,475   $  9,385   $    703   $     --
Units Outstanding..................................       4,559      2,708      1,125         81         --
Variable Accumulation Unit Value...................    $   9.10   $   7.56   $   8.34   $   8.67   $     --
Total Return.......................................       20.3%      (9.4%)     (3.8%)     (1.3%)        --
Investment Income Ratio............................        2.8%       4.0%       7.5%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 12,094   $  3,675   $     --   $     --   $     --
Units Outstanding..................................       1,083        396         --         --         --
Variable Accumulation Unit Value...................    $  11.17   $   9.27   $     --   $     --   $     --
Total Return.......................................       20.5%      (7.3%)        --         --         --
Investment Income Ratio............................        3.0%      11.7%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    193   $     13   $     --   $     --   $     --
Units Outstanding..................................          15          1         --         --         --
Variable Accumulation Unit Value...................    $  12.44   $  10.37   $     --   $     --   $     --
Total Return.......................................       20.0%       3.7%         --         --         --
Investment Income Ratio............................        4.1%      14.2%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


             MAINSTAY VP
                EQUITY                                   MAINSTAY VP
        INCOME--INITIAL CLASS                     GOVERNMENT--INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $ 65,297   $ 44,528   $ 17,502   $169,701   $230,480   $115,641   $ 59,775   $ 60,001
       6,201      5,378      1,781     11,183     15,260      8,293      4,508      5,008
    $  10.53   $   8.28   $   9.83   $  15.17   $  15.10   $  13.94   $  13.26   $  11.98
       27.2%     (15.8%)     (1.7%)      0.5%       8.3%       5.1%      10.7%      (3.1%)
        1.1%       1.3%       1.6%       3.6%       4.1%       5.4%

    $    678   $    549   $    109   $  1,957   $  3,456   $  1,420   $    281   $     --
          65         67         11        162        287        128         27         --
    $  10.45   $   8.23   $   9.78   $  12.07   $  12.04   $  11.13   $  10.60   $     --
       27.0%     (15.9%)     (2.2%)      0.3%       8.2%       5.0%       6.0%         --
        1.0%       1.6%       2.4%       2.9%       4.5%       5.5%

    $ 30,861   $ 15,132   $  1,409   $ 59,899   $ 45,740   $  8,792   $     47   $     --
       2,903      1,806        141      5,017      3,842        798          5         --
    $  10.63   $   8.38   $   9.96   $  11.94   $  11.91   $  11.01   $  10.49   $     --
       26.9%     (15.9%)     (0.4%)      0.3%       8.1%       5.0%       5.0%         --
        1.2%       2.1%       3.2%       4.2%       6.0%      10.7%

    $ 11,463   $  3,414   $     --   $ 17,692   $  9,291   $     --   $     --   $     --
       1,114        422         --      1,641        865         --         --         --
    $  10.29   $   8.09   $     --   $  10.78   $  10.74   $     --   $     --   $     --
       27.1%     (19.1%)        --       0.4%       7.4%         --         --         --
        1.3%       3.9%         --       4.4%      13.1%         --

    $    302   $    113   $     --   $    508   $    168   $     --   $     --   $     --
          29         14         --         48         16         --         --         --
    $  10.37   $   8.19   $     --   $  10.52   $  10.52   $     --   $     --   $     --
       26.6%     (18.1%)        --         --       5.2%         --         --         --
        1.2%       3.5%         --       5.0%      15.1%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                   GROWTH EQUITY--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $278,265   $244,017   $359,198   $419,759   $317,273
Units Outstanding..................................      13,689     14,959     16,447     15,714     11,321
Variable Accumulation Unit Value...................    $  20.33   $  16.31   $  21.84   $  26.71   $  28.02
Total Return.......................................       24.6%     (25.3%)    (18.2%)     (4.7%)     28.2%
Investment Income Ratio............................        1.0%       0.9%       0.7%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,077   $  1,249   $  1,763   $  1,300   $     --
Units Outstanding..................................         152        219        230        139         --
Variable Accumulation Unit Value...................    $   7.10   $   5.71   $   7.65   $   9.37   $     --
Total Return.......................................       24.4%     (25.4%)    (18.4%)     (6.3%)        --
Investment Income Ratio............................        0.9%       0.9%       0.7%

SERIES III POLICIES (c)
Net Assets.........................................    $ 31,601   $ 21,125   $ 15,827   $  1,542   $     --
Units Outstanding..................................       4,424      3,678      2,054        163         --
Variable Accumulation Unit Value...................    $   7.14   $   5.74   $   7.70   $   9.44   $     --
Total Return.......................................       24.4%     (25.5%)    (18.4%)     (5.6%)        --
Investment Income Ratio............................        1.2%       1.2%       1.4%

SERIES IV POLICIES (d)
Net Assets.........................................    $  8,754   $  2,967   $     --   $     --   $     --
Units Outstanding..................................         870        367         --         --         --
Variable Accumulation Unit Value...................    $  10.07   $   8.08   $     --   $     --   $     --
Total Return.......................................       24.6%     (19.2%)        --         --         --
Investment Income Ratio............................        1.3%       4.6%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    247   $     19   $     --   $     --   $     --
Units Outstanding..................................          22          2         --         --         --
Variable Accumulation Unit Value...................    $  11.37   $   9.16   $     --   $     --   $     --
Total Return.......................................       24.1%      (8.4%)        --         --         --
Investment Income Ratio............................        1.6%       6.0%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
               CORPORATE BOND--INITIAL CLASS                          INDEXED EQUITY--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $617,551   $417,268   $426,004   $374,764   $400,993   $535,415   $447,495   $647,391   $755,167   $684,701
      30,240     27,478     28,228     25,693     25,509     25,814     27,274     30,265     30,595     24,805
    $  20.42   $  15.19   $  15.09   $  14.59   $  15.72   $  20.74   $  16.41   $  21.39   $  24.68   $  27.60
       34.5%       0.6%       3.4%      (7.2%)     11.3%      26.4%     (23.3%)    (13.3%)    (10.6%)     19.0%
        8.0%      10.4%      12.1%                             1.4%       1.2%       1.0%

    $  4,851   $  2,462   $  1,428   $    793   $     --   $  1,788   $  1,559   $  1,826   $  1,266   $     --
         375        255        149         85         --        227        250        224        135         --
    $  12.95   $   9.65   $   9.60   $   9.29   $     --   $   7.87   $   6.23   $   8.14   $   9.40   $     --
       34.3%       0.5%       3.3%      (7.1%)        --      26.2%     (23.4%)    (13.4%)     (6.0%)        --
        9.3%      15.7%      14.2%                             1.3%       1.4%       1.1%

    $118,930   $ 43,111   $ 15,118   $    498   $     --   $ 70,812   $ 37,642   $ 16,799   $  1,988   $     --
       9,345      4,546      1,601         54         --      9,253      6,206      2,120        217         --
    $  12.73   $   9.48   $   9.44   $   9.15   $     --   $   7.65   $   6.07   $   7.92   $   9.16   $     --
       34.2%       0.4%       3.2%      (8.5%)        --      26.2%     (23.5%)    (13.5%)     (8.4%)        --
        9.3%      17.1%      28.7%                             1.6%       1.8%       2.3%

    $ 35,842   $  7,503   $     --   $     --   $     --   $ 19,067   $  5,417   $     --   $     --   $     --
       2,759        776         --         --         --      1,839        660         --         --         --
    $  12.99   $   9.67   $     --   $     --   $     --   $  10.37   $   8.20   $     --   $     --   $     --
       34.4%      (3.3%)        --         --         --      26.4%     (18.0%)        --         --         --
       10.4%      44.0%         --                             1.8%       6.1%         --

    $  1,542   $     66   $     --   $     --   $     --   $    264   $     76   $     --   $     --   $     --
         112          6         --         --         --         21          8         --         --         --
    $  13.75   $  10.27   $     --   $     --   $     --   $  12.39   $   9.84   $     --   $     --   $     --
       33.9%       2.7%         --         --         --      25.8%      (1.6%)        --         --         --
       11.9%      50.4%         --                             1.7%       8.6%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                               INTERNATIONAL EQUITY--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 34,845   $ 23,569   $ 19,878   $ 23,737   $ 22,729
Units Outstanding..................................       2,229      1,933      1,537      1,556      1,204
Variable Accumulation Unit Value...................    $  15.63   $  12.19   $  12.94   $  15.26   $  18.88
Total Return.......................................       28.2%      (5.7%)    (15.2%)    (19.2%)     26.3%
Investment Income Ratio............................        2.1%       1.5%       1.4%

SERIES II POLICIES (b)
Net Assets.........................................    $    425   $    257   $    254   $    169   $     --
Units Outstanding..................................          45         34         32         18         --
Variable Accumulation Unit Value...................    $   9.54   $   7.45   $   7.92   $   9.35   $     --
Total Return.......................................       28.0%      (5.9%)    (15.3%)     (6.5%)        --
Investment Income Ratio............................        0.4%       0.2%       0.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 10,625   $  3,599   $  1,063   $    111   $     --
Units Outstanding..................................       1,110        481        134         12         --
Variable Accumulation Unit Value...................    $   9.57   $   7.48   $   7.95   $   9.40   $     --
Total Return.......................................       27.9%      (5.9%)    (15.4%)     (6.0%)        --
Investment Income Ratio............................        2.3%       2.5%       1.8%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,285   $    707   $     --   $     --   $     --
Units Outstanding..................................         291         80         --         --         --
Variable Accumulation Unit Value...................    $  11.30   $   8.82   $     --   $     --   $     --
Total Return.......................................       28.1%     (11.8%)        --         --         --
Investment Income Ratio............................        2.6%       5.9%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     62   $     14   $     --   $     --   $     --
Units Outstanding..................................           5          1         --         --         --
Variable Accumulation Unit Value...................    $  12.49   $   9.79   $     --   $     --   $     --
Total Return.......................................       27.6%      (2.1%)        --         --         --
Investment Income Ratio............................        2.1%       6.6%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


             MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
               MID CAP                         MID CAP                        SMALL CAP
         CORE--INITIAL CLASS            GROWTH--INITIAL CLASS           GROWTH--INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------
     2003       2002       2001      2003       2002       2001      2003       2002       2001
    ---------------------------------------------------------------------------------------------
    $24,078   $ 15,024   $  6,859   $36,546   $ 11,317   $  7,773   $40,155   $ 17,889   $ 12,197
      2,245      1,872        734     3,998      1,768        855     4,177      2,600      1,286
    $ 10.73   $   8.03   $   9.35   $  9.14   $   6.40   $   9.09   $  9.61   $   6.88   $   9.48
      33.6%     (14.1%)     (6.5%)    42.8%     (29.6%)     (9.1%)    39.7%     (27.4%)     (5.2%)
       0.5%       0.4%       0.4%        --         --         --        --         --         --

    $   170   $     69   $     --   $   198   $    142   $     55   $   426   $    267   $    268
         15          8         --        17         17          5        43         38         28
    $ 11.57   $   8.67   $     --   $ 11.68   $   8.19   $  11.65   $  9.86   $   7.07   $   9.76
      33.4%     (13.3%)        --     42.6%     (29.7%)     16.5%     39.5%     (27.5%)     (2.4%)
       0.5%       0.5%         --        --         --         --        --         --         --

    $11,573   $  3,510   $    241   $17,706   $  3,961   $    365   $17,970   $  5,362   $    786
      1,040        420         25     1,901        606         39     1,879        782         83
    $ 11.13   $   8.35   $   9.74   $  9.32   $   6.54   $   9.30   $  9.56   $   6.86   $   9.47
      33.3%     (14.3%)     (2.6%)    42.5%     (29.7%)     (7.0%)    39.4%     (27.6%)     (5.3%)
       0.6%       0.7%       1.3%        --         --         --        --         --         --

    $ 4,278   $  1,240   $     --   $ 5,924   $  1,392   $     --   $ 7,514   $  1,798   $     --
        393        152         --       592        199         --       726        243         --
    $ 10.88   $   8.14   $     --   $ 10.01   $   7.01   $     --   $ 10.35   $   7.41   $     --
      33.5%     (18.6%)        --     42.7%     (29.9%)        --     39.7%     (25.9%)        --
       0.5%       1.0%         --        --         --         --        --         --         --

    $    45   $     10   $     --   $   107   $     15   $     --   $   126   $     14   $     --
          4          1         --         7          2         --        11          2         --
    $ 12.90   $   9.70   $     --   $ 14.50   $  10.20   $     --   $ 11.55   $   8.31   $     --
      33.0%      (3.0%)        --     42.1%       2.0%         --     39.1%     (16.9%)        --
       0.6%       1.1%         --        --         --         --        --         --         --

    $    --   $     --   $     --   $    --   $     --   $     --   $    --   $     --   $     --
         --         --         --        --         --         --        --         --         --
    $    --   $     --   $     --   $    --   $     --   $     --   $    --   $     --   $     --
         --         --         --        --         --         --        --         --         --
         --         --         --        --         --         --        --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                   Total Return--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $233,917   $213,473   $296,704   $338,661   $305,978
Units Outstanding..................................      13,754     14,813     16,939     17,027     14,509
Variable Accumulation Unit Value...................    $  17.01   $  14.41   $  17.52   $  19.89   $  21.09
Total Return.......................................       18.0%     (17.7%)    (11.9%)     (5.7%)     15.4%
Investment Income Ratio............................        1.9%       2.3%       2.5%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,895   $  1,847   $  2,444   $  2,730   $     --
Units Outstanding..................................         242        278        302        297         --
Variable Accumulation Unit Value...................    $   7.83   $   6.64   $   8.09   $   9.20   $     --
Total Return.......................................       17.8%     (17.8%)    (12.1%)     (8.0%)        --
Investment Income Ratio............................        1.7%       2.4%       3.1%

SERIES III POLICIES (c)
Net Assets.........................................    $ 21,510   $ 11,221   $  5,557   $    495   $     --
Units Outstanding..................................       2,868      1,762        717         56         --
Variable Accumulation Unit Value...................    $   7.50   $   6.37   $   7.75   $   8.82   $     --
Total Return.......................................       17.8%     (17.9%)    (12.1%)    (11.8%)        --
Investment Income Ratio............................        2.3%       3.6%       5.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $  6,662   $  2,063   $     --   $     --   $     --
Units Outstanding..................................         647        236         --         --         --
Variable Accumulation Unit Value...................    $  10.29   $   8.73   $     --   $     --   $     --
Total Return.......................................       18.0%     (12.7%)        --         --         --
Investment Income Ratio............................        2.6%      11.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    305   $     12   $     --   $     --   $     --
Units Outstanding..................................          26          1         --         --         --
Variable Accumulation Unit Value...................    $  11.67   $   9.93   $     --   $     --   $     --
Total Return.......................................       17.5%      (0.7%)        --         --         --
Investment Income Ratio............................        3.1%      23.1%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                               MAINSTAY VP
                        MAINSTAY VP                                          AMERICAN CENTURY
                    VALUE--INITIAL CLASS                              INCOME & GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $202,324   $169,824   $213,977   $168,711   $165,397   $ 44,045   $ 43,336   $ 55,929   $ 60,445   $ 50,328
      11,104     11,706     11,482      8,963      9,782      4,374      5,461      5,593      5,454      3,997
    $  18.22   $  14.51   $  18.64   $  18.82   $  16.91   $  10.07   $   7.94   $  10.00   $  11.08   $  12.59
       25.6%     (22.2%)     (1.0%)     11.3%       7.3%      26.9%     (20.6%)     (9.8%)    (12.0%)     16.0%
        1.6%       1.4%       1.6%                             1.4%       1.1%       0.8%

    $  1,072   $    903   $    802   $    239   $     --   $    309   $    213   $     71   $    154   $     --
         101        106         73         22         --         37         32          9         17         --
    $  10.64   $   8.49   $  10.92   $  11.04   $     --   $   8.33   $   6.57   $   8.29   $   9.21   $     --
       25.4%     (22.3%)     (1.1%)     10.4%         --      26.7%     (20.8%)    (10.0%)     (7.9%)        --
        1.6%       1.5%       2.2%                             1.6%       1.8%       0.9%

    $ 36,811   $ 22,026   $ 10,836   $     69   $     --   $  7,574   $  3,274   $  1,388   $    218   $     --
       3,619      2,714      1,037          7         --        927        507        170         24         --
    $  10.17   $   8.11   $  10.44   $  10.57   $     --   $   8.17   $   6.45   $   8.15   $   9.05   $     --
       25.4%     (22.3%)     (1.2%)      5.7%         --      26.7%     (20.8%)     (9.9%)     (9.5%)        --
        1.8%       2.1%       3.9%                             1.8%       1.7%       1.6%

    $ 11,041   $  3,870   $     --   $     --   $     --   $  2,018   $    529   $     --   $     --   $     --
       1,147        505         --         --         --        195         65         --         --         --
    $   9.63   $   7.67   $     --   $     --   $     --   $  10.34   $   8.15   $     --   $     --   $     --
       25.5%     (23.3%)        --         --         --      26.8%     (18.5%)        --         --         --
        1.9%       6.1%         --                             1.9%       6.2%         --

    $    230   $     50   $     --   $     --   $     --   $      1   $     --   $     --   $     --   $     --
          22          6         --         --         --         --         --         --         --         --
    $  10.43   $   8.34   $     --   $     --   $     --   $  11.44   $     --   $     --   $     --   $     --
       25.0%     (16.6%)        --         --         --      14.4%         --         --         --         --
        2.0%       8.9%         --                             4.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                             Dreyfus
                                                                Large Company Value--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 34,701   $ 34,818   $ 44,680   $ 37,822   $ 25,701
Units Outstanding..................................       3,407      4,314      4,211      3,356      2,397
Variable Accumulation Unit Value...................    $  10.18   $   8.07   $  10.61   $  11.27   $  10.72
Total Return.......................................       26.2%     (23.9%)     (5.9%)      5.1%       5.2%
Investment Income Ratio............................        0.8%       0.6%       0.8%

SERIES II POLICIES (b)
Net Assets.........................................    $    374   $    309   $    336   $    178   $     --
Units Outstanding..................................          40         41         34         17         --
Variable Accumulation Unit Value...................    $   9.43   $   7.49   $   9.86   $  10.49   $     --
Total Return.......................................       26.0%     (24.0%)     (6.0%)      4.9%         --
Investment Income Ratio............................        0.8%       0.6%       0.8%

SERIES III POLICIES (c)
Net Assets.........................................    $ 11,630   $  5,637   $  4,231   $    147   $     --
Units Outstanding..................................       1,249        762        434         14         --
Variable Accumulation Unit Value...................    $   9.31   $   7.40   $   9.74   $  10.37   $     --
Total Return.......................................       25.9%     (24.1%)     (6.1%)      3.7%         --
Investment Income Ratio............................        1.0%       0.8%       1.8%

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,835   $    810   $     --   $     --   $     --
Units Outstanding..................................         281        101         --         --         --
Variable Accumulation Unit Value...................    $  10.07   $   7.99   $     --   $     --   $     --
Total Return.......................................       26.1%     (20.1%)        --         --         --
Investment Income Ratio............................        1.1%       2.5%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     46   $     --   $     --   $     --   $     --
Units Outstanding..................................           3         --         --         --         --
Variable Accumulation Unit Value...................    $  13.28   $     --   $     --   $     --   $     --
Total Return.......................................       32.8%         --         --         --         --
Investment Income Ratio............................        1.8%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        MAINSTAY VP                                            MAINSTAY VP
                        EAGLE ASSET                                            LORD ABBETT
                         MANAGEMENT                                             DEVELOPING
                GROWTH EQUITY--INITIAL CLASS                              GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $ 97,271   $ 82,525   $132,751   $157,719   $ 52,015   $ 25,669   $ 17,566   $ 25,662   $ 29,808   $ 27,072
       7,818      8,375      9,537      9,323      2,730      3,094      2,893      2,959      3,141      2,276
    $  12.44   $   9.85   $  13.92   $  16.92   $  19.06   $   8.30   $   6.07   $   8.67   $   9.49   $  11.89
       26.3%     (29.2%)    (17.7%)    (11.2%)     63.2%      36.6%     (30.0%)     (8.6%)    (20.2%)     30.4%
        0.2%       0.1%         --                               --         --         --

    $    633   $    479   $    537   $    528   $     --   $    225   $    109   $     52   $     85   $     --
          91         87         69         55         --         28         19          6          9         --
    $   6.96   $   5.52   $   7.81   $   9.51   $     --   $   7.95   $   5.83   $   8.33   $   9.13   $     --
       26.1%     (29.3%)    (17.9%)     (4.9%)        --      36.4%     (30.1%)     (8.8%)     (8.7%)        --
        0.2%       0.1%         --                               --         --         --

    $ 16,377   $  8,998   $  9,015   $  1,686   $     --   $  5,667   $  1,601   $    906   $     40   $     --
       2,754      1,907      1,350        207         --        710        273        108          4         --
    $   5.95   $   4.72   $   6.68   $   8.13   $     --   $   7.99   $   5.86   $   8.38   $   9.19   $     --
       26.0%     (29.4%)    (17.8%)    (18.7%)        --      36.3%     (30.1%)     (8.8%)     (8.1%)        --
        0.2%       0.1%         --                               --         --         --

    $  3,610   $  1,117   $     --   $     --   $     --   $  1,394   $    321   $     --   $     --   $     --
         362        141         --         --         --        132         42         --         --         --
    $   9.97   $   7.90   $     --   $     --   $     --   $  10.54   $   7.72   $     --   $     --   $     --
       26.2%     (21.0%)        --         --         --      36.5%     (22.8%)        --         --         --
        0.2%       0.3%         --                               --         --         --

    $     48   $     --   $     --   $     --   $     --   $      8   $     --   $     --   $     --   $     --
           4         --         --         --         --          1         --         --         --         --
    $  12.08   $   9.60   $     --   $     --   $     --   $  13.13   $     --   $     --   $     --   $     --
       25.8%      (4.0%)        --         --         --      31.3%         --         --         --         --
        0.3%         --         --                               --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             Alger
                                                                            American
                                                                             Small
                                                                 Capitalization--Class O Shares
                                                       --------------------------------------------------
                                                        2003       2002       2001       2000      1999
                                                       --------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $60,347   $ 44,207   $ 66,445   $ 93,083   $51,860
Units Outstanding..................................      6,994      7,192      7,864      7,657     3,063
Variable Accumulation Unit Value...................    $  8.63   $   6.15   $   8.45   $  12.16   $ 16.93
Total Return.......................................      40.4%     (27.3%)    (30.5%)    (28.2%)    41.4%
Investment Income Ratio............................         --         --       0.1%

SERIES II POLICIES (b)
Net Assets.........................................    $   418   $    417   $    514   $    588   $    --
Units Outstanding..................................         69         97         87         69        --
Variable Accumulation Unit Value...................    $  6.05   $   4.31   $   5.94   $   8.56   $    --
Total Return.......................................      40.2%     (27.4%)    (30.6%)    (14.4%)       --
Investment Income Ratio............................         --         --         --

SERIES III POLICIES (c)
Net Assets.........................................    $10,455   $  5,200   $  5,162   $  1,125   $    --
Units Outstanding..................................      1,865      1,299        936        142        --
Variable Accumulation Unit Value...................    $  5.61   $   4.00   $   5.51   $   7.95   $    --
Total Return.......................................      40.1%     (27.4%)    (30.7%)    (20.5%)       --
Investment Income Ratio............................         --         --         --

SERIES IV POLICIES (d)
Net Assets.........................................    $ 2,010   $    376   $     --   $     --   $    --
Units Outstanding..................................        175         46         --         --        --
Variable Accumulation Unit Value...................    $ 11.49   $   8.19   $     --   $     --   $    --
Total Return.......................................      40.3%     (18.1%)        --         --        --
Investment Income Ratio............................         --         --         --

SERIES V POLICIES (e)
Net Assets.........................................    $    54   $     --   $     --   $     --   $    --
Units Outstanding..................................          4         --         --         --        --
Variable Accumulation Unit Value...................    $ 13.52   $     --   $     --   $     --   $    --
Total Return.......................................      35.2%         --         --         --        --
Investment Income Ratio............................         --         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $    --   $     --   $     --   $     --   $    --
Units Outstanding..................................         --         --         --         --        --
Variable Accumulation Unit Value...................    $    --   $     --   $     --   $     --   $    --
Total Return.......................................         --         --         --         --        --
Investment Income Ratio............................         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                     AMSOUTH                          AMSOUTH                          AMSOUTH
                     ENHANCED                      INTERNATIONAL                        LARGE
                   MARKET FUND                      EQUITY FUND                        CAP FUND
          ------------------------------   ------------------------------   ------------------------------
            2003       2002       2001       2003       2002       2001       2003       2002       2001
          ------------------------------------------------------------------------------------------------
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $  2,415   $  1,562   $  1,112   $    361   $    139   $    116   $  3,889   $  2,526   $  1,883
               293        239        127         36         21         14        478        385        216
          $   8.24   $   6.53   $   8.75   $  10.16   $   6.71   $   8.16   $   8.13   $   6.57   $   8.72
             26.2%      25.4%     (12.5%)     51.3%     (17.7%)    (18.4%)     23.8%     (24.7%)    (12.8%)
              0.8%       0.5%       0.1%       0.9%       0.3%         --       0.2%       0.2%         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
          $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
                --         --         --         --         --         --         --         --         --
                --         --         --         --         --         --         --         --         --

          $    133   $     --   $     --   $     32   $     --   $     --   $    134   $     --   $     --
                12         --         --          3         --         --         12         --         --
          $  11.29   $     --   $     --   $  12.59   $     --   $     --   $  10.99   $     --   $     --
             12.9%         --         --      25.9%         --         --       9.9%         --         --
              1.1%         --         --       3.1%         --         --       0.4%         --         --


                     AMSOUTH
                   MID CAP FUND
          ------------------------------
            2003       2002       2001
          ------------------------------
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $  1,412   $    826   $    515
               189        146         70
          $   7.48   $   5.66   $   7.38
             32.0%     (23.2%)    (26.2%)
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     --   $     --   $     --
                --         --         --
          $     --   $     --   $     --
                --         --         --
                --         --         --
          $     86   $     --   $     --
                 7         --         --
          $  11.78   $     --   $     --
             17.8%         --         --
                --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                             CALVERT
                                                                              SOCIAL
                                                                             BALANCED
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 27,683   $ 23,139   $ 27,380   $ 26,540   $ 18,487
Units Outstanding..................................       1,655      1,627      1,668      1,484        987
Variable Accumulation Unit Value...................    $  16.73   $  14.22   $  16.41   $  17.89   $  18.72
Total Return.......................................       17.7%     (13.4%)     (8.3%)     (4.5%)     10.7%
Investment Income Ratio............................        2.0%       2.7%       3.9%

SERIES II POLICIES (b)
Net Assets.........................................    $    125   $    111   $     98   $    103   $     --
Units Outstanding..................................          14         15         11         11         --
Variable Accumulation Unit Value...................    $   8.71   $   7.42   $   8.57   $   9.36   $     --
Total Return.......................................       17.5%     (13.5%)     (8.4%)     (6.4%)        --
Investment Income Ratio............................        1.8%       3.1%       3.6%

SERIES III POLICIES (c)
Net Assets.........................................    $  8,419   $  3,779   $  1,957   $    177   $     --
Units Outstanding..................................         995        524        235         19         --
Variable Accumulation Unit Value...................    $   8.46   $   7.21   $   8.34   $   9.10   $     --
Total Return.......................................       17.4%     (13.5%)     (8.4%)     (9.0%)        --
Investment Income Ratio............................        2.6%       4.1%       7.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,279   $    352   $     --   $     --   $     --
Units Outstanding..................................         210         38         --         --         --
Variable Accumulation Unit Value...................    $  10.85   $   9.23   $     --   $     --   $     --
Total Return.......................................       17.6%      (7.7%)        --         --         --
Investment Income Ratio............................        3.5%      10.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     70   $      5   $     --   $     --   $     --
Units Outstanding..................................           6          1         --         --         --
Variable Accumulation Unit Value...................    $  11.81   $  10.08   $     --   $     --   $     --
Total Return.......................................       17.1%       0.8%         --         --         --
Investment Income Ratio............................        4.6%      24.6%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $    469   $     --   $     --   $     --   $     --
Units Outstanding..................................          43         --         --         --         --
Variable Accumulation Unit Value...................    $  10.80   $     --   $     --   $     --   $     --
Total Return.......................................        8.0%         --         --         --         --
Investment Income Ratio............................        7.3%         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

              DREYFUS IP                                 FIDELITY(R)
              TECHNOLOGY                                     VIP
               GROWTH--                                CONTRAFUND(R)--
            INITIAL SHARES                              INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $ 17,740   $  4,790   $  3,197   $291,995   $238,091   $279,422   $319,564   $245,305
       2,027        815        325     15,836     16,358     17,160     16,983     12,004
    $   8.75   $   5.88   $   9.84   $  18.44   $  14.56   $  16.28   $  18.82   $  20.44
       48.9%     (40.3%)     (1.6%)     26.7%     (10.6%)    (13.5%)     (7.9%)     22.5%
          --         --         --       0.5%       0.8%       0.8%

    $    182   $    156   $     23   $  1,321   $    981   $    883   $    452   $     --
          17         22          2        136        128        103         46         --
    $  10.67   $   7.18   $  12.03   $   9.69   $   7.66   $   8.58   $   9.93   $     --
       48.6%     (40.3%)     20.3%      26.5%     (10.7%)    (13.6%)     (0.7%)        --
          --         --         --       0.4%       0.8%       0.6%

    $ 10,676   $  2,060   $    587   $ 41,757   $ 19,347   $  9,054   $  1,410   $     --
       1,201        344         58      4,484      2,627      1,097        147         --
    $   8.89   $   5.98   $  10.03   $   9.31   $   7.37   $   8.26   $   9.56   $     --
       48.6%     (40.4%)      0.3%      26.4%     (10.8%)    (13.6%)     (4.4%)        --
          --         --         --       0.3%       0.6%       0.3%

    $  2,206   $    367   $     --   $ 11,685   $  3,664   $     --   $     --   $     --
         207         51         --      1,070        425         --         --         --
    $  10.65   $   7.16   $     --   $  10.93   $   8.63   $     --   $     --   $     --
       48.8%     (28.4%)        --      26.6%     (13.7%)        --         --         --
          --         --         --       0.3%         --         --

    $     32   $     --   $     --   $    398   $     53   $     --   $     --   $     --
           2         --         --         31          5         --         --         --
    $  14.17   $     --   $     --   $  12.99   $  10.30   $     --   $     --   $     --
       41.7%         --         --      26.1%       3.0%         --         --         --
          --         --         --       0.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         FIDELITY(R)
                                                                             VIP
                                                                       Equity-Income--
                                                                        Initial Class
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $179,594   $144,348   $175,541   $158,987   $123,982
Units Outstanding..................................    11,179     11,548     11,501      9,762      8,139
Variable Accumulation Unit Value...................  $  16.07   $  12.50   $  15.26   $  16.29   $  15.23
Total Return.......................................     28.5%     (18.1%)     (6.3%)      6.9%       4.9%
Investment Income Ratio............................      1.8%       1.7%       1.6%

SERIES II POLICIES (b)
Net Assets.........................................  $    877   $    626   $    529   $    286   $     --
Units Outstanding..................................        84         77         53         27         --
Variable Accumulation Unit Value...................  $  10.46   $   8.15   $   9.97   $  10.65   $     --
Total Return.......................................     28.3%     (18.2%)     (6.4%)      6.5%         --
Investment Income Ratio............................      1.8%       1.5%       1.2%

SERIES III POLICIES (c)
Net Assets.........................................  $ 36,552   $ 20,493   $ 12,157   $    275   $     --
Units Outstanding..................................     3,548      2,552      1,237         26         --
Variable Accumulation Unit Value...................  $  10.30   $   8.03   $   9.83   $  10.51   $     --
Total Return.......................................     28.3%     (18.3%)     (6.5%)      5.1%         --
Investment Income Ratio............................      1.5%       1.3%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................  $  8,099   $  2,204   $     --   $     --   $     --
Units Outstanding..................................       773        270         --         --         --
Variable Accumulation Unit Value...................  $  10.47   $   8.15   $     --   $     --   $     --
Total Return.......................................     28.5%     (18.5%)        --         --         --
Investment Income Ratio............................      1.0%         --         --

SERIES V POLICIES (e)
Net Assets.........................................  $    370   $     72   $     --   $     --   $     --
Units Outstanding..................................        35          9         --         --         --
Variable Accumulation Unit Value...................  $  10.54   $   8.24   $     --   $     --   $     --
Total Return.......................................     27.9%     (17.6%)        --         --         --
Investment Income Ratio............................      1.0%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                               JANUS ASPEN
                        JANUS ASPEN                                               SERIES
                           SERIES                                               WORLDWIDE
               BALANCED--INSTITUTIONAL SHARES                          GROWTH--INSTITUTIONAL SHARES
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $541,659   $534,854   $607,299   $598,090   $338,125   $266,039   $250,712   $385,523   $506,390   $329,694
      28,250     31,372     32,862     30,425     16,575     18,103     20,859     23,563     23,672     12,816
    $  19.17   $  17.05   $  18.48   $  19.66   $  20.40   $  14.70   $  12.02   $  16.36   $  21.39   $  25.73
       12.5%      (7.7%)     (6.0%)     (3.6%)     25.0%      22.3%     (26.5%)    (23.5%)    (16.8%)     62.2%
        2.2%       2.4%       2.7%                             1.1%       0.9%       0.5%

    $  2,620   $  2,506   $  2,538   $  1,636   $     --   $  1,136   $  1,024   $  1,111   $  1,165   $     --
         264        283        264        160         --        181        199        159        127         --
    $   9.94   $   8.85   $   9.61   $  10.24   $     --   $   6.27   $   5.13   $   7.00   $   9.16   $     --
       12.3%      (7.9%)     (6.2%)      2.4%         --      22.1%     (26.6%)    (23.6%)     (8.4%)        --
        2.2%       2.5%       3.0%                             1.0%       0.7%       0.5%

    $ 79,154   $ 54,824   $ 26,039   $  2,842   $     --   $ 20,011   $ 13,227   $ 11,124   $  2,806   $     --
       8,458      6,575      2,875        294         --      3,479      2,806      1,730        333         --
    $   9.36   $   8.34   $   9.06   $   9.65   $     --   $   5.75   $   4.71   $   6.43   $   8.42   $     --
       12.2%      (7.9%)     (6.1%)     (3.5%)        --      22.0%     (26.7%)    (23.6%)    (15.8%)        --
        2.4%       3.1%       4.0%                             1.4%       1.0%       0.7%

    $ 21,004   $  8,129   $     --   $     --   $     --   $  6,275   $  2,078   $     --   $     --   $     --
       2,032        884         --         --         --        659        267         --         --         --
    $  10.33   $   9.19   $     --   $     --   $     --   $   9.52   $   7.79   $     --   $     --   $     --
       12.4%      (8.1%)        --         --         --      22.2%     (22.1%)        --         --         --
        2.6%       5.6%         --                             1.3%       2.5%         --

    $    513   $     82   $     --   $     --   $     --   $     84   $     --   $     --   $     --   $     --
          48          9         --         --         --          7         --         --         --         --
    $  10.72   $   9.57   $     --   $     --   $     --   $  12.13   $   9.96   $     --   $     --   $     --
       12.0%      (4.3%)        --         --         --      21.8%      (0.4%)        --         --         --
        2.9%       5.1%         --                             1.2%         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                              MFS(R)
                                                                            INVESTORS
                                                                              TRUST
                                                                      SERIES--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 24,572   $ 22,189   $ 29,963   $ 29,503   $ 18,732
Units Outstanding..................................       2,885      3,138      3,303      2,695      1,685
Variable Accumulation Unit Value...................    $   8.52   $   7.07   $   9.07   $  10.95   $  11.12
Total Return.......................................       20.5%     (22.1%)    (17.2%)     (1.5%)      5.2%
Investment Income Ratio............................        0.7%       0.6%       0.5%

SERIES II POLICIES (b)
Net Assets.........................................    $    340   $    260   $    231   $    102   $     --
Units Outstanding..................................          45         41         29         11         --
Variable Accumulation Unit Value...................    $   7.55   $   6.28   $   8.07   $   9.75   $     --
Total Return.......................................       20.3%     (22.2%)    (17.2%)     (2.5%)        --
Investment Income Ratio............................        0.7%       0.5%       0.4%

SERIES III POLICIES (c)
Net Assets.........................................    $  5,795   $  4,309   $  4,146   $    305   $     --
Units Outstanding..................................         780        698        522         32         --
Variable Accumulation Unit Value...................    $   7.43   $   6.18   $   7.94   $   9.60   $     --
Total Return.......................................       20.2%     (22.2%)    (17.3%)     (4.0%)        --
Investment Income Ratio............................        0.6%       0.5%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $  1,236   $    463   $     --   $     --   $     --
Units Outstanding..................................         126         57         --         --         --
Variable Accumulation Unit Value...................    $   9.80   $   8.14   $     --   $     --   $     --
Total Return.......................................       20.4%     (18.6%)        --         --         --
Investment Income Ratio............................        0.6%         --         --

SERIES V POLICIES (e)
Net Assets.........................................    $     74   $     --   $     --   $     --   $     --
Units Outstanding..................................           6         --         --         --         --
Variable Accumulation Unit Value...................    $  12.46   $     --   $     --   $     --   $     --
Total Return.......................................       24.6%         --         --         --         --
Investment Income Ratio............................        0.3%         --         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                                      NEUBERGER
                                                                                                        BERMAN
                           MFS(R)                                      MFS(R)                            AMT
                          RESEARCH                                   UTILITIES                         MID-CAP
                   SERIES--INITIAL CLASS                       SERIES--INITIAL CLASS               GROWTH--CLASS I
    ----------------------------------------------------   ------------------------------   ------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2003       2002       2001
    ----------------------------------------------------------------------------------------------------------------------
    $ 33,395   $ 29,511   $ 46,896   $ 50,417   $ 13,236   $    870   $    299   $    135   $  4,336   $  1,673   $    464
       3,779      4,107      4,857      4,054        999         97         45         15        511        249         48
    $   8.84   $   7.19   $   9.66   $  12.44   $  13.25   $   9.01   $   6.72   $   8.83   $   8.49   $   6.72   $   9.64
       23.0%     (25.6%)    (22.4%)     (6.2%)     22.3%      34.0%     (23.8%)    (11.7%)     26.3%     (30.3%)     (3.6%)
        0.7%       0.3%         --                             1.7%       2.4%         --         --         --         --

    $    307   $    270   $    376   $    586   $     --   $     16   $     10   $     --   $     69   $     26   $      1
          49         53         55         66         --          2          1         --          8          4         --
    $   6.27   $   5.10   $   6.87   $   8.86   $     --   $  10.62   $   7.93   $  10.43   $   8.75   $   6.94   $   9.98
       22.8%     (25.7%)    (22.5%)    (11.4%)        --      33.8%     (23.9%)      4.3%      26.1%     (30.4%)     (0.2%)
        0.7%       0.3%         --                             2.1%       0.3%         --         --         --         --

    $  6,172   $  4,401   $  5,269   $  1,516   $     --   $  1,138   $    390   $    258   $  3,204   $  1,192   $    184
       1,029        900        801        179         --        134         62         31        364        171         18
    $   6.00   $   4.89   $   6.58   $   8.49   $     --   $   8.49   $   6.35   $   8.35   $   8.81   $   6.99   $  10.05
       22.7%     (25.7%)    (22.5%)    (15.1%)        --      33.7%     (24.0%)    (16.5%)     26.0%     (30.5%)      0.5%
        0.6%       0.3%         --                             2.1%       3.0%         --         --         --         --

    $  1,035   $    357   $     --   $     --   $     --   $    104   $     41   $     --   $    619   $    156   $     --
         107         45         --         --         --          8          4         --         51         16         --
    $   9.69   $   7.89   $     --   $     --   $     --   $  13.64   $  10.18   $     --   $  12.22   $   9.68   $     --
       22.9%     (21.1%)        --         --         --      33.9%       1.8%         --      26.2%      (3.2%)        --
        0.6%         --         --                             2.2%         --         --         --         --         --

    $      8   $     --   $     --   $     --   $     --   $     15   $     --   $     --   $     82   $     --   $     --
           1         --         --         --         --          1         --         --          7         --         --
    $  11.82   $   9.65   $     --   $     --   $     --   $  12.22   $     --   $     --   $  11.85   $   9.42   $     --
       22.5%      (3.5%)        --         --         --      22.2%         --         --      25.8%      (5.8%)        --
        0.2%         --         --                               --         --         --         --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
          --         --         --                               --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                          T. ROWE PRICE
                                                                              EQUITY
                                                                         INCOME PORTFOLIO
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $117,894   $ 89,634   $ 85,476   $ 42,484   $ 24,724
Units Outstanding..................................       9,625      9,056      7,398      3,679      2,387
Variable Accumulation Unit Value...................    $  12.25   $   9.90   $  11.55   $  11.55   $  10.36
Total Return.......................................       23.7%     (14.3%)        --      11.5%       2.3%
Investment Income Ratio............................        1.7%       1.7%       1.6%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,524   $  1,044   $    902   $    146   $     --
Units Outstanding..................................         130        110         81         13         --
Variable Accumulation Unit Value...................    $  11.70   $   9.47   $  11.07   $  11.08   $     --
Total Return.......................................       23.6%     (14.5%)        --      10.8%         --
Investment Income Ratio............................        1.7%       1.7%       1.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 41,615   $ 22,371   $  9,712   $     98   $     --
Units Outstanding..................................       3,633      2,412        895          9         --
Variable Accumulation Unit Value...................    $  11.45   $   9.27   $  10.85   $  10.86   $     --
Total Return.......................................       23.5%     (14.5%)        --       8.6%         --
Investment Income Ratio............................        1.8%       1.9%       1.9%

SERIES IV POLICIES (d)
Net Assets.........................................    $ 11,020   $  3,453   $     --   $     --   $     --
Units Outstanding..................................       1,084        420         --         --         --
Variable Accumulation Unit Value...................    $  10.17   $   8.22   $     --   $     --   $     --
Total Return.......................................       23.7%     (17.8%)        --         --         --
Investment Income Ratio............................        1.9%       3.1%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    461   $    117   $     --   $     --   $     --
Units Outstanding..................................          45         14         --         --         --
Variable Accumulation Unit Value...................    $  10.36   $   8.41   $     --   $     --   $     --
Total Return.......................................       23.2%     (15.9%)        --         --         --
Investment Income Ratio............................        1.9%       2.7%         --

SERIES VI POLICIES (f)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Variable Accumulation Unit Value...................    $     --   $     --   $     --   $     --   $     --
Total Return.......................................          --         --         --         --         --
Investment Income Ratio............................          --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        VAN ECK                                         VAN KAMPEN
                       WORLDWIDE                                            UIF
                         HARD                                        EMERGING MARKETS
                        ASSETS                                        EQUITY--CLASS I
    -----------------------------------------------   -----------------------------------------------
     2003      2002      2001      2000      1999      2003      2002      2001      2000      1999
    -------------------------------------------------------------------------------------------------
    $10,239   $ 6,351   $ 3,510   $ 4,929   $ 2,066   $33,055   $22,764   $25,016   $28,721   $23,677
        805       714       378       469       216     3,161     3,213     3,172     3,358     1,659
    $ 12.72   $  8.89   $  9.28   $ 10.51   $  9.57   $ 10.46   $  7.09   $  7.89   $  8.55   $ 14.27
      43.1%     (4.2%)   (11.7%)     9.9%     19.3%     47.6%    (10.2%)    (7.7%)   (40.1%)    93.0%
       0.4%      0.5%      1.4%                            --        --        --

    $   190   $    49   $    29   $    25   $    --   $   697   $   109   $ 5,828   $    38   $    --
         15         6         3         2        --        92        21     1,019         6        --
    $ 12.62   $  8.83   $  9.24   $ 10.48   $    --   $  7.55   $  5.12   $  5.72   $  6.21   $    --
      42.8%     (4.3%)   (11.8%)     4.8%        --     47.4%    (10.4%)    (7.9%)   (37.9%)       --
       0.3%      0.3%      3.8%                            --        --        --

    $ 5,745   $ 2,229   $   238   $    53   $    --   $ 5,409   $ 2,432   $   594   $    54   $    --
        449       249        25         5        --       617       408        89         7        --
    $ 12.79   $  8.96   $  9.37   $ 10.63   $    --   $  8.77   $  5.96   $  6.64   $  7.22   $    --
      42.8%     (4.4%)   (11.9%)     6.3%        --     47.3%    (10.3%)    (8.0%)   (27.8%)       --
       0.4%      0.2%      1.1%                            --        --        --

    $ 1,461   $   326   $    --   $    --   $    --   $ 1,279   $   456   $    --   $    --   $    --
        121        39        --        --        --       110        58        --        --        --
    $ 12.04   $  8.42   $    --   $    --   $    --   $ 11.62   $  7.88   $    --   $    --   $    --
      43.0%    (15.8%)       --        --        --     47.5%    (21.2%)       --        --        --
       0.3%        --        --                            --        --        --

    $    63   $    --   $    --   $    --   $    --   $    19   $    --   $    --   $    --   $    --
          4        --        --        --        --         1        --        --        --        --
    $ 15.24   $    --   $    --   $    --   $    --   $ 14.95   $    --   $    --   $    --   $    --
      52.4%        --        --        --        --     49.5%        --        --        --        --
         --        --        --                            --        --        --

    $   348   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         26        --        --        --        --        --        --        --        --        --
    $ 13.42   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
      34.2%        --        --        --        --        --        --        --        --        --
         --        --        --                            --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                             Bond--         Appreciation--     Convertible--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $       2,929      $       2,760      $       3,817
Units Outstanding.....................................             296                248                347
Variable Accumulation Unit Value......................   $        9.91      $       11.15      $       10.99
Total Return..........................................           (0.9%)             11.5%               9.9%
Investment Income Ratio...............................           13.3%               0.5%               8.3%

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       6,344      $       5,334      $       7,798
Units Outstanding.....................................             640                474                707
Variable Accumulation Unit Value......................   $        9.91      $       11.26      $       11.03
Total Return..........................................           (0.9%)             12.6%              10.3%
Investment Income Ratio...............................           17.1%               0.6%               9.0%

SERIES IV POLICIES (d)
Net Assets............................................   $       5,867      $       4,522      $       7,040
Units Outstanding.....................................             592                406                644
Variable Accumulation Unit Value......................   $        9.92      $       11.14      $       10.94
Total Return..........................................           (0.8%)             11.4%               9.4%
Investment Income Ratio...............................           15.6%               0.5%               8.5%

SERIES V POLICIES (e)
Net Assets............................................   $         407      $          86      $         533
Units Outstanding.....................................              41                  8                 49
Variable Accumulation Unit Value......................   $        9.83      $       10.98      $       10.91
Total Return..........................................           (1.7%)              9.8%               9.1%
Investment Income Ratio...............................           14.8%               1.3%               9.5%

SERIES VI POLICIES (f)
Net Assets............................................   $       3,343      $       2,186      $       3,430
Units Outstanding.....................................             338                197                316
Variable Accumulation Unit Value......................   $        9.89      $       11.12      $       10.85
Total Return..........................................           (1.1%)             11.2%               8.5%
Investment Income Ratio...............................           14.5%               0.5%               9.2%

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                               MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
    EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--   INDEXED EQUITY--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $       2,399      $       2,651      $       1,842      $      10,501      $       6,828
               207                272                162                920                606
     $       11.60      $        9.75      $       11.40      $       11.41      $       11.26
             16.0%              (2.5%)             14.0%              14.1%              12.6%
              3.4%              14.3%               3.7%              26.0%               4.6%

     $          --      $          --      $          --      $          --      $          --
                --                 --                 --                 --                 --
     $          --      $          --      $          --      $          --      $          --
                --                 --                 --                 --                 --
                --                 --                 --                 --                 --

     $       6,443      $       4,087      $       3,094      $      28,302      $      13,604
               550                422                273              2,495              1,215
     $       11.72      $        9.69      $       11.34      $       11.35      $       11.20
             17.2%              (3.1%)             13.4%              13.5%              12.0%
              3.8%              18.2%               4.1%              30.0%               5.6%

     $       5,125      $       4,147      $       3,340      $      25,512      $      11,688
               442                425                293              2,224              1,038
     $       11.59      $        9.76      $       11.40      $       11.47      $       11.26
             15.9%              (2.4%)             14.0%              14.7%              12.6%
              3.5%              16.5%               3.4%              26.4%               4.6%

     $         122      $         421      $          38      $       2,901      $       1,344
                11                 43                  3                255                120
     $       11.51      $        9.74      $       11.32      $       11.36      $       11.24
             15.1%              (2.6%)             13.2%              13.6%              12.4%
              4.3%              14.0%               2.4%              27.0%               5.1%

     $       2,519      $       1,800      $       1,484      $       9,211      $       4.649
               218                185                130                809                414
     $       11.57      $        9.73      $       11.38      $       11.39      $       11.24
             15.7%              (2.7%)             13.8%              13.9%              12.4%
              3.8%              16.2%               3.4%              29.6%               5.0%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                          MainStay VP                           MainStay VP
                                                         International       MainStay VP          Mid Cap
                                                            Equity--        Mid Cap Core--        Growth--
                                                         Service Class      Service Class      Service Class
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $       1,340      $       1,477      $       2,376
Units Outstanding.....................................             114                125                197
Variable Accumulation Unit Value......................   $       11.74      $       11.80      $       12.07
Total Return..........................................           17.4%              18.0%              20.7%
Investment Income Ratio...............................            6.9%               1.2%                 --

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       2,933      $       2,774      $       5,125
Units Outstanding.....................................             254                237                434
Variable Accumulation Unit Value......................   $       11.55      $       11.72      $       11.82
Total Return..........................................           15.5%              17.2%              18.2%
Investment Income Ratio...............................            8.0%               1.4%                 --

SERIES IV POLICIES (d)
Net Assets............................................   $       2,849      $       2,677      $       5,111
Units Outstanding.....................................             246                228                432
Variable Accumulation Unit Value......................   $       11.60      $       11.73      $       11.83
Total Return..........................................           16.0%              17.3%              18.3%
Investment Income Ratio...............................            6.6%               1.2%                 --

SERIES V POLICIES (e)
Net Assets............................................   $          78      $         183      $         186
Units Outstanding.....................................               7                 16                 16
Variable Accumulation Unit Value......................   $       11.28      $       11.78      $       11.61
Total Return..........................................           12.8%              17.8%              16.1%
Investment Income Ratio...............................           11.7%               3.0%                 --

SERIES VI POLICIES (f)
Net Assets............................................   $       1,381      $       1,319      $       2,941
Units Outstanding.....................................             121                113                244
Variable Accumulation Unit Value......................   $       11.37      $       11.64      $       12.05
Total Return..........................................           13.7%              16.4%              20.5%
Investment Income Ratio...............................            7.6%               1.4%                 --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

      MAINSTAY VP                                               MAINSTAY VP        MAINSTAY VP
       SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY     DREYFUS LARGE
        GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--   COMPANY VALUE--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   -----------------   ----------------
          2003               2003               2003               2003                2003
    ---------------------------------------------------------------------------------------------
     $       2,355      $       1,835      $       2,572       $         503      $         821
               192                171                223                  45                 73
     $       12.24      $       10.73      $       11.55       $       11.07      $       11.32
             22.4%               7.3%              15.5%               10.7%              13.2%
                --               6.8%               5.3%                5.6%               2.7%

     $          --      $          --      $          --       $          --      $          --
                --                 --                 --                  --                 --
     $          --      $          --      $          --       $          --      $          --
                --                 --                 --                  --                 --
                --                 --                 --                  --                 --

     $       4,735      $       4,276      $       5,058       $       1,437      $       1,807
               384                399                440                 126                160
     $       12.32      $       10.71      $       11.48       $       11.38      $       11.29
             23.2%               7.1%              14.8%               13.8%              12.9%
                --               8.3%               6.3%                6.1%               2.9%

     $       4,235      $       3,248      $       4,598       $       1,389      $       2,039
               353                299                392                 123                181
     $       12.01      $       10.86      $       11.72       $       11.32      $       11.29
             20.1%               8.6%              17.2%               13.2%              12.9%
                --               7.6%               5.3%                5.3%               2.8%

     $          93      $         159      $         160       $          24      $         133
                 8                 15                 14                   2                 12
     $       11.71      $       10.57      $       11.48       $       11.19      $       11.21
             17.1%               5.7%              14.8%               11.9%              12.1%
                --              10.4%               7.5%                4.4%               5.2%

     $       2,201      $       2,168      $       2,127       $         600      $         907
               180                205                185                  53                 80
     $       12.21      $       10.56      $       11.52       $       11.23      $       11.28
             22.1%               5.6%              15.2%               12.3%              12.8%
                --               7.3%               5.9%                5.3%               2.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                          MainStay VP        MainStay VP
                                                          Eagle Asset        Lord Abbett       Alger American
                                                           Management         Developing           Small
                                                        Growth Equity--        Growth--       Capitalization--
                                                         Service Class      Service Class      Class S Shares
                                                        ----------------   ----------------   ----------------
                                                              2003               2003               2003
                                                        ------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $         820      $         637      $         671
Units Outstanding.....................................              74                 55                 55
Variable Accumulation Unit Value......................   $       11.11      $       11.63      $       12.16
Total Return..........................................           11.1%              16.3%              21.6%
Investment Income Ratio...............................            0.4%                 --                 --

SERIES II POLICIES (b)
Net Assets............................................   $          --      $          --      $          --
Units Outstanding.....................................              --                 --                 --
Variable Accumulation Unit Value......................   $          --      $          --      $          --
Total Return..........................................              --                 --                 --
Investment Income Ratio...............................              --                 --                 --

SERIES III POLICIES (c)
Net Assets............................................   $       2,737      $       1,458      $       1,576
Units Outstanding.....................................             247                127                130
Variable Accumulation Unit Value......................   $       11.08      $       11.47      $       12.15
Total Return..........................................           10.8%              14.7%              21.5%
Investment Income Ratio...............................            0.4%                 --                 --

SERIES IV POLICIES (d)
Net Assets............................................   $       2,233      $       1,358      $       1,594
Units Outstanding.....................................             201                117                132
Variable Accumulation Unit Value......................   $       11.09      $       11.62      $       12.11
Total Return..........................................           10.9%              16.2%              21.1%
Investment Income Ratio...............................            0.3%                 --                 --

SERIES V POLICIES (e)
Net Assets............................................   $          60      $          64      $          22
Units Outstanding.....................................               6                  6                  2
Variable Accumulation Unit Value......................   $       10.77      $       11.41      $       11.96
Total Return..........................................            7.7%              14.1%              19.6%
Investment Income Ratio...............................            0.5%                 --                 --

SERIES VI POLICIES (f)
Net Assets............................................   $       1,265      $         721      $         495
Units Outstanding.....................................             114                 61                 41
Variable Accumulation Unit Value......................   $       11.06      $       11.77      $       12.15
Total Return..........................................           10.6%              17.7%              21.5%
Investment Income Ratio...............................            0.3%                 --                 --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

      DREYFUS IP                       FIDELITY(R) VIP                                          JANUS ASPEN SERIES
      TECHNOLOGY     FIDELITY(R) VIP       EQUITY-       FIDELITY(R) VIP   JANUS ASPEN SERIES       WORLDWIDE
       GROWTH--      CONTRAFUND(R)--      INCOME--          MID CAP--          BALANCED--            GROWTH--
    SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2     SERVICE SHARES       SERVICE SHARES
    --------------   ---------------   ---------------   ---------------   ------------------   ------------------
         2003             2003              2003              2003                2003                 2003
    --------------------------------------------------------------------------------------------------------------
     $     1,226       $     3,715       $     2,888       $     2,237        $     4,308          $     1,398
             104               318               251               199                410                  121
     $     11.77       $     11.69       $     11.53       $     11.27        $     10.52          $     11.53
           17.7%             16.9%             15.3%             12.7%               5.2%                15.3%
              --                --                --                --               3.4%                 0.9%

     $        --       $        --       $        --       $         1        $        --          $        --
              --                --                --                --                 --                   --
     $        --       $        --       $        --       $     10.17        $        --          $        --
              --                --                --              1.7%                 --                   --
              --                --                --                --                 --                   --

     $     2,883       $     7,143       $     5,733       $     1,207        $     8,228          $     2,542
             247               616               504               107                779                  222
     $     11.67       $     11.59       $     11.37       $     11.23        $     10.57          $     11.45
           16.7%             15.9%             13.7%             12.3%               5.7%                14.5%
              --                --                --                --               4.1%                 1.0%

     $     2,684       $     5,521       $     4,827       $     1,082        $     7,590          $     2,226
             230               467               421                95                722                  195
     $     11.68       $     11.82       $     11.48       $     11.41        $     10.51          $     11.44
           16.8%             18.2%             14.8%             14.1%               5.1%                14.4%
              --                --                --                --               3.6%                 0.9%

     $       100       $       316       $       823       $        39        $       441          $        22
               9                28                71                 4                 42                    2
     $     11.64       $     11.48       $     11.54       $     10.77        $     10.50          $     11.31
           16.4%             14.8%             15.4%              7.7%               5.0%                13.1%
              --                --                --                --               3.4%                 1.2%

     $     1,302       $     2,520       $     2,977       $       499        $     4,069          $       983
             112               219               260                44                387                   88
     $     11.65       $     11.49       $     11.44       $     11.43        $     10.51          $     11.23
           16.5%             14.9%             14.4%             14.3%               5.1%                12.3%
              --                --                --                --               3.5%                 0.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                        MFS(R) INVESTORS        MFS(R)               MFS(R)
                                                         TRUST SERIES--    RESEARCH SERIES--   UTILITIES SERIES--
                                                         SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                                                        ----------------   -----------------   ------------------
                                                              2003               2003                 2003
                                                        ---------------------------------------------------------
SERIES I POLICIES (a)
Net Assets............................................   $         135       $         382       $           3
Units Outstanding.....................................              12                  35                  --
Variable Accumulation Unit Value......................   $       10.86       $       11.02       $       10.83
Total Return..........................................            8.6%               10.2%                8.3%
Investment Income Ratio...............................              --                  --                  --

SERIES II POLICIES (b)
Net Assets............................................   $          --       $          --       $          --
Units Outstanding.....................................              --                  --                  --
Variable Accumulation Unit Value......................   $          --       $          --       $          --
Total Return..........................................              --                  --                  --
Investment Income Ratio...............................              --                  --                  --

SERIES III POLICIES (c)
Net Assets............................................   $         314       $         637       $          80
Units Outstanding.....................................              29                  58                   7
Variable Accumulation Unit Value......................   $       10.94       $       10.95       $       11.41
Total Return..........................................            9.4%                9.5%               14.1%
Investment Income Ratio...............................              --                  --                  --

SERIES IV POLICIES (d)
Net Assets............................................   $         469       $         460       $          63
Units Outstanding.....................................              43                  43                   5
Variable Accumulation Unit Value......................   $       10.97       $       10.75       $       11.46
Total Return..........................................            9.7%                7.5%               14.6%
Investment Income Ratio...............................              --                  --                  --

SERIES V POLICIES (e)
Net Assets............................................   $          13       $          15       $          11
Units Outstanding.....................................               1                   1                   1
Variable Accumulation Unit Value......................   $       10.92       $       11.05       $       11.50
Total Return..........................................            9.2%               10.5%               15.0%
Investment Income Ratio...............................              --                  --                  --

SERIES VI POLICIES (f)
Net Assets............................................   $         187       $         279       $           1
Units Outstanding.....................................              17                  25                  --
Variable Accumulation Unit Value......................   $       10.88       $       11.13       $       11.39
Total Return..........................................            8.8%               11.3%               13.9%
Investment Income Ratio...............................              --                  --                  --

Not all investment divisions are available under all policies.

The MainStay VP Cash Management, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, and the Van Eck Worldwide Hard Assets offer one class of shares which are presented within the initial class section.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of average variable accumulation value are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average variable accumulation value are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average variable accumulation value are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average variable accumulation value are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average variable accumulation value are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(f) Expenses as a percent of average variable accumulation value are 1.75%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

    NEUBERGER BERMAN                             VAN KAMPEN UIF
      AMT MID-CAP          T. ROWE PRICE            EMERGING
        GROWTH--           EQUITY INCOME        MARKETS EQUITY--
        CLASS S            PORTFOLIO--II            CLASS II
    ----------------      ----------------      ----------------
          2003                  2003                  2003
    ------------------------------------------------------------
     $           6         $       2,506         $         424
                 1                   224                    31
     $       10.91         $       11.20         $       13.71
              9.1%                 12.0%                 37.1%
                --                  2.1%                    --

     $          --         $          --         $          --
                --                    --                    --
     $          --         $          --         $          --
                --                    --                    --
                --                    --                    --

     $         105         $       5,783         $       1,422
                10                   518                   108
     $       10.98         $       11.16         $       13.20
              9.8%                 11.6%                 32.0%
                --                  2.4%                    --

     $         269         $       5,370         $         729
                24                   478                    53
     $       11.32         $       11.23         $       13.65
             13.2%                 12.3%                 36.5%
                --                  2.3%                    --

     $          82         $         933         $          --
                 7                    84                    --
     $       11.12         $       11.13         $       10.57
             11.2%                 11.3%                  5.7%
                --                  2.5%                    --

     $          56         $       3,257         $         297
                 5                   292                    22
     $       11.13         $       11.16         $       13.25
             11.3%                 11.6%                 32.5%
                --                  2.4%                    --

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond (Initial Class), MainStay VP Capital Appreciation (Initial Class), MainStay VP Cash Management, MainStay VP Convertible (Initial Class), MainStay VP Equity Income (Initial Class), MainStay VP Government (Initial Class), MainStay VP Growth Equity (Initial Class), MainStay VP High Yield Corporate Bond (Initial Class), MainStay VP Indexed Equity (Initial Class), MainStay VP International Equity (Initial Class), MainStay VP Mid Cap Core (Initial Class), MainStay VP Mid Cap Growth (Initial Class), MainStay VP Small Cap Growth (Initial Class), MainStay VP Total Return (Initial Class), MainStay VP Value (Initial Class), MainStay VP American Century Income and Growth (Initial Class), MainStay VP Dreyfus Large Company Value (Initial Class), MainStay VP Eagle Asset Management Growth Equity (Initial Class), MainStay VP Lord Abbett Developing Growth (Initial Class), Alger American Small Capitalization (Class O Shares), AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity(R) VIP Contrafund(R) (Initial Class), Fidelity(R) VIP Equity-Income (Initial Class), Janus Aspen Series Balanced (Institutional Shares), Janus Aspen Series Worldwide Growth (Institutional Shares), MFS(R) Investors Trust Series (Initial Class), MFS(R) Research Series (Initial Class), MFS(R) Utilities Series (Initial Class), Neuberger Berman AMT Mid-Cap Growth (Class I), T. Rowe Price Equity Income Portfolio, Van Eck Worldwide Hard Assets, Van Kampen UIF Emerging Markets Equity (Class I), MainStay VP Bond (Service Class), MainStay VP Capital Appreciation (Service Class), MainStay VP Convertible (Service Class), MainStay VP Equity Income (Service Class), MainStay VP Government (Service Class), MainStay VP Growth Equity (Service Class), MainStay VP High Yield Corporate Bond (Service Class), MainStay VP Indexed Equity (Service Class), MainStay VP International Equity (Service Class), MainStay VP Mid Cap Core (Service Class), MainStay VP Mid Cap Growth (Service Class), MainStay VP Small Cap Growth (Service Class), MainStay VP Total Return (Service Class), MainStay VP Value (Service Class), MainStay VP American Century Income and Growth (Service Class), MainStay VP Dreyfus Large Company Value (Service Class), MainStay VP Eagle Asset Management Growth Equity (Service Class), MainStay VP Lord Abbett Developing Growth (Service Class), Alger American Small Capitalization (Class S Shares), Dreyfus IP Technology Growth (Service Shares), Fidelity(R) VIP Contrafund(R) (Service Class 2), Fidelity(R) VIP Equity-Income (Service Class 2), Fidelity(R) VIP Mid Cap (Service Class 2), Janus Aspen Series Balanced (Service Shares), Janus Aspen Series Worldwide Growth (Service Shares), MFS(R) Investors Trust Series (Service Class), MFS(R) Research Series (Service Class), MFS(R) Utilities Series (Service Class), Neuberger Berman AMT Mid-Cap Growth (Class S), T. Rowe Price Equity Income Portfolio II, and Van Kampen UIF Emerging Markets Equity (Class II) Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2003       2002
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $29,401    $24,515
  Trading securities                                               66         --
Equity securities, at fair value
  Available for sale                                               47         70
  Trading securities                                               22         --
Mortgage loans                                                  2,665      2,389
Policy loans                                                      563        577
Other investments                                                 280        739
                                                              -------    -------
     Total investments                                         33,044     28,290

Cash and cash equivalents                                         761      1,362
Deferred policy acquisition costs                               2,180      1,781
Interest in annuity contracts                                   3,306      2,958
Other assets                                                    1,234      1,440
Separate account assets                                        11,589      9,245
                                                              -------    -------
     Total assets                                             $52,114    $45,076
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $29,366    $25,260
Future policy benefits                                          1,027        967
Policy claims                                                     107        103
Obligations under structured settlement agreements              3,306      2,958
Other liabilities                                               2,556      3,280
Separate account liabilities                                   11,500      9,154
                                                              -------    -------
     Total liabilities                                         47,862     41,722
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                      1,410        910
Accumulated other comprehensive income                            590        451
Retained earnings                                               2,227      1,968
                                                              -------    -------
     Total stockholder's equity                                 4,252      3,354
                                                              -------    -------
     Total liabilities and stockholder's equity               $52,114    $45,076
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $    3   $  144   $  235
  Fees -- universal life and annuity policies                    603      546      509
  Net investment income                                        1,801    1,647    1,452
  Net investment losses                                           (3)     (49)     (50)
  Other income                                                    19       16        9
                                                              ------   ------   ------
     Total revenues                                            2,423    2,304    2,155
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,321    1,280    1,133
  Policyholder benefits                                          139      305      354
  Operating expenses                                             588      554      536
                                                              ------   ------   ------
     Total expenses                                            2,048    2,139    2,023
                                                              ------   ------   ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        375      165      132
Income tax expense/(benefit)                                     116       (1)      31
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting
  principle                                                      259      166      101
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --       --       14
                                                              ------   ------   ------
NET INCOME                                                    $  259   $  166   $  115
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
                                                                         (IN MILLIONS)
BALANCE AT JANUARY 1, 2001                      $25        $  480       $1,721         $(31)           $2,195
                                                                                                       ------
Comprehensive income:
  Net income                                                               115                            115
                                                                                                       ------
     Cumulative effect of a change in
       accounting principle, net of tax                                                  (2)               (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     137               137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                        300                                         300
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2001                     25           780        1,836          104             2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                    $25        $1,410       $2,227         $590            $4,252
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    259    $    166    $    115
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  35           1         (26)
     Net capitalization of deferred policy acquisition costs      (400)       (441)       (380)
     Annuity and universal life fees                              (296)       (257)       (227)
     Interest credited to policyholders' account balances        1,321       1,292       1,133
     Net investment losses                                           3          49          50
     Deferred income taxes                                          17          (1)         21
     Cumulative effect of a change in accounting principle          --          --         (14)
     (Increase) decrease in:
       Net separate account assets and liabilities                  19          --         (35)
       Other assets and other liabilities                         (250)         99          88
       Trading securities                                           89          29          --
     Increase (decrease) in:
       Policy claims                                                 4          (4)         34
       Future policy benefits                                      (23)        170         186
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                778       1,103         945
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                22,559      24,951      28,757
     Maturity of available for sale fixed maturities               418       1,090       1,902
     Sale of equity securities                                      39          38         109
     Repayment of mortgage loans                                   776         466         322
     Sale of other investments                                     520         206          58
  Cost of:
     Available for sale fixed maturities acquired              (27,666)    (30,915)    (33,811)
     Equity securities acquired                                    (19)        (66)       (112)
     Mortgage loans acquired                                    (1,052)       (791)       (469)
     Other investments acquired                                    (70)        (21)       (715)
  Policy loans (net)                                                14         (27)        (32)
  Increase in loaned securities                                    125         747          23
  Securities sold under agreements to repurchase (net)            (644)        514         153
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (5,000)     (3,808)     (3,815)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,094       5,351       4,525
     Withdrawals                                                (1,715)     (1,501)     (1,396)
     Net transfers to the separate accounts                       (258)       (585)       (536)
  Transfer of Taiwan branch cash to an affiliated company           --        (116)         --
  Capital contribution received from parent                        500         130         300
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,621       3,279       2,893
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (2)         --
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents              (601)        572          23
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                     1,362         790         767
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    761    $  1,362    $    790
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2003, 2002 AND 2001

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available for sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. These specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Other investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized loans. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized loans are reported at outstanding principal balance reduced by any charge-off or specific valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note
10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability includes for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of reinsurance recoverables, investment income due and accrued, amounts receivable for undelivered securities, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, deferred income taxes and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     The Company has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives which are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its non-guaranteed and registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)

     The guaranteed separate accounts maintained on a fair value basis provides a guarantee of principal and interest for contracts held to maturity. Prior to maturity, a market value adjustment is imposed upon certain surrenders. Interest rates on these contracts may be adjusted periodically.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Recent corporate and accounting scandals continue to increase the risks of defaults on fixed maturities securities. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum death benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of any new legislation extending the suspension or eliminating this tax, the Company is subject to this tax beginning in 2004.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133", ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, the Company reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on a number of topics, including separate account presentation, interest in separate accounts, liability valuation, returns based on a contractually referenced pool of assets or index, and accounting for contracts that contain death or other insurance benefit features.

     SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The effect of initially adopting SOP 03-01 will be reported as a cumulative effect of a change in accounting principle. The company is currently completing an assessment of the impact of the SOP on its operations; however, we do

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

not believe that the implementation of SOP 03-01 will have a material effect on the Company's financial position.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     At December 31, 2003 and 2002, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2003                       2002
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $ 1,118      $ 1,127       $   621      $   630
Due after one year through five years                   4,913        5,206         4,306        4,513
Due after five years through ten years                  8,754        9,291         7,151        7,546
Due after ten years                                     4,164        4,441         3,402        3,659
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency               303          315           535          559
  Other mortgage-backed securities                      6,306        6,541         5,119        5,434
  Other asset-backed securities                         2,424        2,480         2,102        2,174
                                                      -------      -------       -------      -------
     Total Available for Sale                         $27,982      $29,401       $23,236      $24,515
                                                      =======      =======       =======      =======

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                     1,060           85            3          1,142
Foreign governments                                      122           10           --            132
Corporate                                             17,335        1,112           95         18,352
Other mortgage-backed securities                       6,306          259           24          6,541
Other asset-backed securities                          2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                     1,579          131           --          1,710
Foreign governments                                      105           11           --            116
Corporate                                             13,309          952          249         14,012
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

     At December 31, 2003 and 2002, the Company has outstanding contractual obligations to acquire additional private placement securities amounting to $16 million and $161 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2003    $46       $   2          $ 1           $47
2002    $81       $  --          $11           $70

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2003 and 2002 is estimated to be $2,854 million and $2,614 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2003 or 2002.

     At December 31, 2003 and 2002, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $58 million and $60 million at fixed and floating interest rates ranging from 2.7% to 7.8% and from 3.7% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2003 and 2002, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2003                  2002
                                     -----------------    ------------------
                                     CARRYING    % OF     CARRYING     % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    ------
Property Type:
  Office buildings                    $  943      35.4%    $  855       35.8%
  Retail                                 474      17.8%       397       16.6%
  Residential                            608      22.8%       604       25.3%
  Industrial                             336      12.6%       238       10.0%
  Apartment buildings                    269      10.1%       258       10.8%
  Other                                   35       1.3%        37        1.5%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======
Geographic Region:
  Central                             $  783      29.4%    $  606       25.4%
  South Atlantic                         684      25.7%       654       27.4%
  Pacific                                563      21.1%       474       19.8%
  Middle Atlantic                        455      17.0%       486       20.3%
  New England                            180       6.8%       169        7.1%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======

OTHER INVESTMENTS

     The components of other investments as of December 31, 2003 and 2002 were as follows (in millions):

                                                           2003    2002
                                                           ----    ----
Limited liability company                                  $157    $675
Collateralized loans                                         40      --
Derivatives                                                  34      26
Limited partnerships                                         28      17
Real estate                                                  17      17
Other                                                         4       4
                                                           ----    ----
     Total other investments                               $280    $739
                                                           ====    ====

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by NYL to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2003 and 2002 was $6 million and $5 million, respectively. Depreciation expense totaled $1 million for each year ended December 31, 2003, 2002 and 2001.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2003, 2002 and 2001, were as follows (in millions):

                                              2003      2002      2001
                                             ------    ------    ------
Fixed maturities                             $1,604    $1,448    $1,238
Equity securities                                 2         3         6
Mortgage loans                                  167       170       155
Policy loans                                     46        45        47
Other investments                                30        30        45
                                             ------    ------    ------
  Gross investment income                     1,849     1,696     1,491
Investment expenses                             (48)      (49)      (39)
                                             ------    ------    ------
  Net investment income                      $1,801    $1,647    $1,452
                                             ======    ======    ======

     For the years ended December 31, 2003, 2002 and 2001, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                                2003                           2002                           2001
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
Fixed maturities                      $192               $(176)      $192               $(236)      $163               $(217)
Equity securities                        5                  (7)         8                  (8)        11                  (9)
Mortgage loans                           2                  (4)         1                  (1)        --                  (1)
Derivative instruments                   1                  (4)         1                  (4)         1                  (7)
Other investments                       --                 (12)        --                  (2)        10                  (1)
                                      ----               -----       ----               -----       ----               -----
     Subtotal                         $200               $(203)      $202               $(251)      $185               $(235)
                                      ====               =====       ====               =====       ====               =====
Total net investment losses                     $(3)                           $(49)                          $(50)
                                                ===                            ====                           ====

     Effective January 1, 2003 the Company transferred all other-than-temporarily impaired securities to a trading portfolio at fair value. Accordingly, for the year 2003 the trading portfolio required a mark-to-market adjustment through net investment losses to reflect any subsequent decline or increase in fair market value. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $2 million.

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The convertible portfolio was subsequently sold during 2002.

     The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended, December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment losses in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $24 million, $70 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $7 million at December 31, 2003. There were no other-than-temporary impairment losses in equities for 2002 and 2001.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities into two categories: (1) when the estimated fair value has declined and remained below

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

amortized cost for a period of less than twelve months, and (2) when the estimated fair value has declined and remained below cost for a period of greater than twelve months, at December 31, 2003 (in millions):

                                             LESS THAN           GREATER THAN
                                             12 MONTHS            12 MONTHS               TOTAL
                                        -------------------   ------------------   -------------------
                                         FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                        VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                        ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies             $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal         134         3        --        --          134         3
Foreign governments                         14         *        --        --           14         *
Corporate                                2,306        72       338        23        2,644        95
Mortgage-backed securities               1,184        24         1         *        1,185        24
Asset-backed securities                    344         9        58         8          402        17
                                        ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES              4,301       110       397        31        4,698       141
                                        ------      ----      ----       ---       ------      ----
               EQUITIES
               --------
Preferred Stock                             --        --         4         1            4         1
                                        ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED
       SECURITIES                       $4,301      $110      $401       $32       $4,702      $142
                                        ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     For the securities with gross unrealized losses, the decline in fair value is principally related to changes in interest rates and weak economic and market conditions in certain corporate sectors such as airlines, energy and utilities that are now experiencing a gradual rebound in fair value. Recent improvement in fair value for these securities evidences continued recovery as economic and market conditions improve. Refer to Note 2 -- Significant Accounting Policies for Investments, which discloses the Company's process for reviewing invested assets for impairments.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

Statement of Income. The amounts for the years ended December 31, 2003, 2002 and 2001 are as follows (in millions):

                                                         2003    2002     2001
                                                         ----    -----    ----
Net unrealized investment gains (losses), beginning of
  the year                                               $451    $ 104    $(31)
                                                         ----    -----    ----
Cumulative effect of a change in accounting principle      --       --      (2)
                                                         ----    -----    ----
Changes in net unrealized investment gains attributable
  to investments:
  Net unrealized investment gains arising during the
     period                                               132      663     172
  Less: Reclassification adjustments for gains (losses)
     included in net income                                18        9     (64)
                                                         ----    -----    ----
  Change in net unrealized investment gains, net of
     adjustments                                          114      654     236
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                           26      (15)     --
  Deferred policy acquisition costs                        (1)    (289)    (99)
                                                         ----    -----    ----
Change in net unrealized investment gains (losses)        139      350     137
                                                         ----    -----    ----
Transfer of Taiwan branch to an affiliated company         --       (3)     --
                                                         ----    -----    ----
Net unrealized investment gains (losses), end of year    $590    $ 451    $104
                                                         ====    =====    ====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense of $71 million $357 million and $93 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense (benefit) of $10 million, $5 million and ($34) million, respectively.

     Policyholders' account balance reported in the preceding table for the years ended December 31, 2003 and 2002 are net of income tax expense (benefit) of $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax benefit of $-, $156 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- INSURANCE LIABILITIES

     The Company's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of the Company's liabilities for deferred annuities at December 31, 2003 and 2002, was $15,733 million and $13,319 million, respectively, and is included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2003 and 2002 was $29 million and $55 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains non-guaranteed separate accounts for its variable deferred annuity and variable life products; certain of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $10,866 million and $8,526 million at December 31, 2003 and 2002, respectively. The Company maintains investments in the non-guaranteed separate accounts of $45 million and $52 million at December 31, 2003 and 2002, respectively. The assets of these separate accounts represent

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 6 -- SEPARATE ACCOUNTS -- (CONTINUED)

investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

     The Company maintains one guaranteed separate account for universal life insurance policies, with assets of $723 million and $719 million at December 31, 2003 and 2002, respectively. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2003, 2002 and 2001 was as follows (in millions):

                                                      2003      2002      2001
                                                     ------    ------    ------
Balance at beginning of year                         $1,781    $1,887    $1,660
  Current year additions                                645       630       558
  Amortized during year                                (245)     (189)     (179)
  Adjustment for change in unrealized investment
     gains                                               (1)     (445)     (152)
  Transfer of Taiwan branch to an affiliated
     company                                             --      (102)       --
                                                     ------    ------    ------
Balance at end of year                               $2,180    $1,781    $1,887
                                                     ======    ======    ======

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                            2003    2002    2001
                                                            ----    ----    ----
Current:
  Federal                                                   $ 94    $(1)    $ 8
  State and local                                              5      1       2
                                                            ----    ---     ---
                                                              99     --      10
Deferred:
  Federal                                                     17     (1)     21
                                                            ----    ---     ---
Income tax expense/(benefit)                                $116    $(1)    $31
                                                            ====    ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows (in millions):

                                                               2003     2002
                                                              ------    ----
Deferred tax assets:
  Future policyholder benefits                                $  487    $427
  Employee and agents benefits                                    62      58
                                                              ------    ----
     Deferred tax assets                                         549     485
                                                              ------    ----
Deferred tax liabilities:
  Deferred policy acquisition costs                              517     409
  Investments                                                    479     420
  Other                                                            9      19
                                                              ------    ----
     Deferred tax liabilities                                  1,005     848
                                                              ------    ----
       Net deferred tax liability                             $  456    $363
                                                              ======    ====

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2003, 2002 and 2001:

                                                          2003    2002     2001
                                                          ----    -----    -----
Statutory Federal income tax rate                         35.0%    35.0%    35.0%
Current year equity base tax                                --       --     12.5
True down of prior year equity base tax                     --    (22.9)   (20.1)
Tax exempt income                                         (2.8)    (6.0)    (4.9)
Foreign branch termination                                  --     (3.8)      --
Other                                                     (1.2)    (2.9)     0.9
                                                          ----    -----    -----
Effective tax rate                                        31.0%    (0.6)%   23.4%
                                                          ====    =====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2003 and 2002, the Company had recorded an income tax receivable from New York Life of $38 million and an income tax payable to New York Life of $38 million, respectively.

     The Company's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 50% of the reinsurance ceded at December 31, 2003.

     The Company has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $171 million, $81 million and $2 million at December 31, 2003, 2002 and 2001, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with all counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. The Company does not have any fair value hedges at December 31, 2003 and 2002. The Company will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised;
(iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available for sale securities. During 2003 and 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

of forecasted transactions as of December 31, 2003 and 2002. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2003 and 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million and $7 million, respectively.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). No hedging transactions were discontinued for the years ended December 31, 2003 and 2002 due to hedge ineffectiveness.

     The Company has derivative instruments that do not qualify for hedge accounting treatment. These derivatives include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses).

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2003 and 2002, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, employment and benefits and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $1,424 million and $1,318 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2003 and 2002, the Company recorded cash collateral received under these agreements of $1,474 million and $1,350 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2003 of $155 million ($799 million at December 31,
2002) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $559 million, $537 million and $458 million for the years ended December 31, 2003, 2002 and 2001, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $27 million for its share of the net periodic post-retirement benefits expense in 2003 ($13 million and $10 million in 2002 and 2001, respectively) and a benefit of $(2) million in 2003 ($(2) million in 2002 and $(6) million in 2001) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2003, 2002 and 2001, the total cost for these services amounted to $22 million, $28 million and $16 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

NYLIM for the years ended December 31, 2003, 2002 and 2001 of $9 million, $9 million and $8 million, respectively.

     At December 31, 2003 and 2002, the Company had a net liability of $186 million and $166 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.46% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2003 and 2002 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,306 million and $2,958 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2003 and 2002 the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $89 million, $71 million and $126 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2003 and December 31, 2002.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2003 and December 31, 2002. Interest expense for 2003, 2002 and 2001 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2003, the Company had recorded a receivable from MCF included in other assets of $23 million. During 2003, the Company received interest payments from MCF totaling less than $1 million.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                           2003    2002
                                                           ----    ----
Amounts recoverable from reinsurers                        $716    $633
Premiums ceded                                              171      74
Benefits ceded                                               38      13

     The Company received capital contributions of $500 million and $130 million in 2003 and 2002, respectively, from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of funding certain New York Life employee benefits. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, the Company recorded liabilities of approximately $1,133 million and $1,023 million, respectively, which are included in policyholder account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to a Voluntary Employees' Beneficiary Association (VEBA) trust, a trust formed for the benefit of New York Life's retired employees. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, policyholder account balances and separate account liabilities related to these policies aggregated $252 million and $219 million, respectively.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $173 million, $30 million, and $20 million during 2003, 2002 and 2001, respectively.

     Total interest paid was $10 million, $7 million and $21 million during 2003, 2002 and 2001, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2003 and 2002, statutory stockholder's equity was $1,882 million and $1,404 million, respectively. Statutory net income/(loss) for the years ended December 31, 2003, 2002 and 2001 was $20 million, $(95) million and $(83) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $447 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $186 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
New York NY
February 6, 2004